UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21295

JPMorgan Trust I

(Exact name of registrant as specified in charter)

270 Park Avenue

New York, NY 10017

(Address of principal executive offices) (Zip code)

Frank J. Nasta

270 Park Avenue

New York, NY 10017

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (800) 480-4111

Date of fiscal year end: October 31

Date of reporting period: November 1, 2013 through April 30, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

Semi-Annual Report

J.P. Morgan Specialty Funds

April 30, 2014 (Unaudited)

JPMorgan Research Equity Long/Short Fund

JPMorgan Research Market Neutral Fund

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

MAY 29, 2014 (Unaudited)

Dear Shareholder:

Broad improvement in the global economy — particularly in developed markets — drove global equity prices to successive record highs during the six months ended April 30, 2014. While bond markets experienced periodic volatility, the concerted efforts of central banks to hold down interest rates and thus tamp down inflationary pressures ultimately helped bond prices to recover somewhat toward the end of the period. Globally, investors appeared to shrug off events that had rattled financial markets: the U.S. Federal Reserve’s (the “Fed”) decision to taper its asset purchasing; severe winter weather across large parts of the U.S.; the continuing political/military crisis in Ukraine; and broad concerns about the health of China’s economy.

“Central bank policies in the U.S. and Europe are beginning to diverge, with the Fed moving toward a more normalized economy and the European Central Bank committed to intervention and guarding against the threat of price deflation.”

In December, the Fed followed through on its stated policy direction and reduced its monthly purchases of U.S. Treasury bonds and mortgage-backed securities by $10 billion to $75 billion and further cut purchases to $55 billion by the end of April. The initial move in December set off a rally in U.S. equities that drove share prices to record highs by the end of calendar year 2013.

While U.S. economic indicators showed incremental improvement through the first half of the reporting period, a string of winter storms curbed economic activity and held down productivity to a larger extent than was generally known at the time. Subsequent data showed the U.S. economy shrank by 1% in the first three months of 2014, even as consumer spending on services had the largest increase in 14 years. Winter storms crimped profits at airlines, parcel delivery firms and homebuilders. Bond prices rebounded somewhat in 2014, as slower-than-expected domestic growth and instability in emerging markets lifted demand for fixed income securities. For the six months ended April 30, 2014, the Standard & Poor’s 500 Index returned 8.36%, while the Barclays U.S. Aggregate Index returned 1.74%.

In Europe, the crisis in Ukraine threatened to disrupt the economic stability that had returned during the second half of 2013. Though a direct military confrontation between Ukraine and Russia had largely been avoided, the imposition of economic sanctions against leading members of Russian President Vladimir Putin’s inner circle raised questions about Europe’s dependence on natural gas exports from Russia. At the end of the reporting period, European energy supplies remained intact. Moreover, the European Union’s continued economic recovery — marked by Ireland’s exit from the bloc’s bailout program — and healthy corporate profits, combined with mergers and acquisitions activity, helped to lift equity markets. Bond prices across Europe also gained as instability in emerging markets drove investors to seek yield elsewhere.

In Japan, equity markets reached record highs and outperformed other developed markets at the end of calendar year 2013. However, investor enthusiasm for the policies of Prime Minister Shinzo Abe began to recede in 2014 as the Japanese economy showed signs of sputtering. An April 1, 2014 increase in the national consumption tax further weakened investor sentiment amid concerns the tax hike would curb domestic demand. Exporters, particularly automakers, came under pressure on expectations that a strengthening yen may erase the comparative advantage they had enjoyed over the past year. The Morgan Stanley Capital International Europe, Australasia, Far East Index (net of foreign withholding taxes) returned 4.44% for the six-month period.

China and Emerging Markets

Emerging market volatility continued throughout the six-month period. The Fed’s decision in December to taper off asset purchases sparked a sell-off across emerging markets that drove volatility in emerging market currencies. Disappointing economic data from China, combined with the first default in the Chinese bond market, again raised concerns about the potential for a sharp slowdown in growth. Demand from China is a major driver of emerging market exports and a slower growth in the Chinese economy would have an outsized impact on emerging market economies. Elsewhere, a currency crisis in Argentina and political uncertainty surrounding election cycles in select emerging markets also weighed on financial markets. The Morgan Stanley Capital International Emerging Markets Index (net of foreign withholdings taxes) returned -2.98% for the six-month period. Despite the headwinds facing emerging markets, the Barclays Emerging Markets USD Aggregate Index returned 3.00%, which illustrates the extent to which investors were willing to take on risk in their search for extra yield.

Central bank policies in the U.S. and Europe are beginning to diverge, with the Fed moving toward a more normalized economy and the European Central Bank committed to intervention and guarding against the threat of price deflation. The trajectory of Japan’s economy is uncertain and emerging markets remain vulnerable to shocks from developments in China, changes in investor sentiment and domestic political turmoil. This backdrop reinforces the wisdom of maintaining a long-term view of your investment portfolio and the benefits derived from diversified holdings.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management J.P. Morgan Asset Management

APRIL 30, 2014	J.P. MORGAN SPECIALTY FUNDS	1

J.P. Morgan Specialty Funds

MARKET OVERVIEW

SIX MONTHS ENDED APRIL 30, 2014 (Unaudited)

Central banks in most developed market economies continued their efforts to stimulate growth with accommodative policies. In the U.S., the Federal Reserve reduced its monthly asset purchases by $30 billion to $55 billion in the face of steady improvements in employment and other economic indicators. The Fed’s initial move in December was followed by selling in emerging markets that led to currency volatility. While the pace of the sell-off abated in the latter part of the reporting period, emerging markets overall continued to underperform developed markets. In the European Union, economic recovery continued and corporate earnings and mergers and acquisition activity bolstered share prices. In the U.S., the S&P 500 Index advanced in each of the final three months of the reporting period to finish the six-month reporting period with an 8.36% return.

2	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2014

JPMorgan Research Equity Long/Short Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2014 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	3.92%
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	0.03%
S&P 500 Index	8.36%

Net Assets as of 4/30/2014 (In Thousands)	$103,319

INVESTMENT OBJECTIVE**

The JPMorgan Research Equity Long/Short Fund (the “Fund”) seeks to provide long term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Class A Shares, without a sales charge) outperformed the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index for the six months ended April 30, 2014.

The Fund’s security selection in the basic materials sector contributed to its return during the reporting period. The Fund’s long position in Alcoa Inc., an aluminum manufacturer, and its short position in Cliffs Natural Resources, were large contributors to Fund returns. Shares of Alcoa gained from moves to close plants that were uncompetitive or provided excess capacity. Shares of Cliffs Natural Resources, an iron ore miner, weakened amid winter storms in the U.S. and a proxy battle with an activist investor seeking control of the company.

The Fund’s security selection in the semiconductors sector also contributed to its return, as its long position in Avago Technologies Ltd. was one of the Fund’s largest individual contributors. Avago, a Singapore maker of analog semiconductors, gained on better than expected year-over-year revenue growth in the wireless and wired infrastructure segments, as well as on robust overall gross margin.

The Fund’s security selection in the industrial cyclical sector detracted from its return for the period. The Fund’s short position in Lockheed Martin, a U.S. aerospace company, was among the largest detractors in the sector, as the company’s shares benefitted from a range of U.S. military contracts obtained in the wake of a bipartisan budget agreement in Washington.

The Fund’s security selection in the retail sector was neutral to its return, as gains from its overall long positions were negated by losses from its overall short positions in the sector. No single security had a significant impact that contributed to return.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers used bottom-up fundamental research to construct a portfolio of long and short positions, researching companies in an attempt to determine their underlying value and potential for future earnings growth. Based on this research, the portfolio managers ranked stocks in the U.S. large-cap universe into five quintiles. The Fund’s portfolio managers looked to the top two quintiles for potential long positions in stocks that they believed were undervalued and looked to the bottom two quintiles for potential short positions in stocks that they believed were overvalued. The Fund’s portfolio managers attempted to limit the Fund’s overall market risk, holding long and short positions across a broad array of sectors. The Fund’s average long exposure was 99% and its average short exposure was -68%.

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

APRIL 30, 2014	J.P. MORGAN SPECIALTY FUNDS	3

JPMorgan Research Equity Long/Short Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2014 (Unaudited) (continued)

TOP TEN LONG POSITIONS OF THE PORTFOLIO*
1.	Time Warner, Inc.	3.3%
2.	Johnson & Johnson	2.1
3.	ACE Ltd. (Switzerland)	1.8
4.	Avago Technologies Ltd. (Singapore)	1.8
5.	Procter & Gamble Co. (The)	1.6
6.	Google, Inc., Class C	1.6
7.	Google, Inc., Class A	1.6
8.	United Technologies Corp.	1.5
9.	Fluor Corp.	1.5
10.	Bristol-Myers Squibb Co.	1.4

TOP TEN SHORT POSITIONS OF THE PORTFOLIO**
1.	Lockheed Martin Corp.	3.1%
2.	Southern Co. (The)	2.4
3.	Praxair, Inc.	2.3
4.	Hershey Co. (The)	2.0
5.	Boeing Co. (The)	2.0
6.	Intel Corp.	1.9
7.	Pfizer, Inc.	1.8
8.	General Electric Co.	1.8
9.	Microchip Technology, Inc.	1.6
10.	Altria Group, Inc.	1.5

LONG POSITION PORTFOLIO COMPOSITION BY SECTOR*
Financials	18.9%
Information Technology	16.4
Consumer Discretionary	14.4
Industrials	13.2
Health Care	11.4
Consumer Staples	9.1
Utilities	6.7
Materials	5.2
Energy	2.6
Others (each less than 1.0%)	0.9
Short-Term Investment	1.2

SHORT POSITION PORTFOLIO COMPOSITION BY SECTOR**
Financials	20.4%
Industrials	17.1
Information Technology	12.8
Health Care	11.4
Consumer Discretionary	11.2
Consumer Staples	9.2
Materials	7.3
Utilities	6.2
Energy	3.0
Telecommunication Services	1.4

*	Percentages indicated are based on total long investments as of April 30, 2014. The Fund’s portfolio composition is subject to change.
**	Percentages indicated are based on total short investments as of April 30, 2014. The Fund’s portfolio composition is subject to change.

4	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2014

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2014

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	3 YEAR	SINCE INCEPTION
CLASS A SHARES	5/28/10
Without Sales Charge		3.92%	6.56%	3.46%	3.56%
With Sales Charge**		(1.56)	0.99	1.62	2.14
CLASS C SHARES	5/28/10
Without CDSC		3.67	6.02	2.93	3.03
With CDSC***		2.67	5.02	2.93	3.03
CLASS R5 SHARES	5/28/10	4.17	7.04	3.91	4.02
SELECT CLASS SHARES	5/28/10	4.07	6.83	3.70	3.80

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (5/28/10 TO 4/30/14)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on May 28, 2010.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Research Equity Long/Short Fund, the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index, the S&P 500 Index and the Lipper Alternative Long/Short Equity Funds Index from May 28, 2010 to April 30, 2014. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index and the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of securities included in the benchmarks, if applicable. The performance of the Lipper Alternative Long/Short Equity Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the

Fund. The BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond, 3 months from the rebalancing date. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Lipper Alternative Long/Short Equity Funds Index represents the total returns of the funds in the indicated category as defined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

APRIL 30, 2014	J.P. MORGAN SPECIALTY FUNDS	5

JPMorgan Research Market Neutral Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2014 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Institutional Class Shares)*	1.78%
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	0.03%

Net Assets as of 4/30/2014 (In Thousands)	$679,611

INVESTMENT OBJECTIVE**

The JPMorgan Research Market Neutral Fund (the “Fund”) seeks to provide long-term capital appreciation from a broadly diversified portfolio of U.S. stocks while neutralizing the general risks associated with stock market investing.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Institutional Class Shares) outperformed the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index for the six months ended April 30, 2014.

The Fund’s security selection in the basic materials and the semiconductors sectors contributed to the Fund’s return, while security selection in the industrial cyclical and software & hardware sectors detracted from return for the reporting period.

Individual contributors to the Fund’s return included the Fund’s long position in Alcoa Inc. and its short position in Cliffs Natural Resources Inc. in the basic materials sector and the Fund’s long position in Avago Technologies Inc. in the semiconductors sector. Shares of Alcoa, an aluminum manufacturer, gained from the company’s moves to close plants that were uncompetitive or provided excess capacity. Shares of Cliffs Natural Resources, an iron ore miner, weakened amid harsh winter weather in the U.S. and a proxy battle with an activist investor seeking control of the company. Shares of Avago, a Singapore maker of analog semiconductors, gained on better than expected year-over-year revenue growth in the wireless and wired infrastructure segments, as well as on robust overall gross margin.

Individual detractors from Fund return for the six month period included the Fund’s short positions in Heartland Express Inc. and Lockheed Martin Corp. and its long position in Bristol-Myers Squibb. Shares of Heartland Express, a U.S. trucking company, gained from its acquisition of privately held Gordon Trucking and from an improving U.S. economy. Shares of Lockheed Martin, a U.S. aerospace company, strengthened on new military contracts in the wake of a bipartisan budget agreement in Washington. Shares of Bristol-Myers, a U.S. drug maker, weakened amid investor concerns about management’s commitment to Phase III clinical trials for a lung cancer drug candidate.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers aimed to construct a portfolio of long and short positions with a low correlation to traditional investments such as stocks and bonds. The Fund’s portfolio managers used fundamental research to estimate companies’ long-term earnings forecasts, ranking approximately 600 large- and mid-cap stocks into five quintiles. The Fund’s portfolio managers looked to the top two quintiles for potential long positions in stocks that they believed were undervalued and the bottom two quintiles for potential short positions in stocks that they believed were overvalued.

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

6	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2014

TOP TEN LONG POSITIONS OF THE PORTFOLIO*
1.	United Technologies Corp.	2.6%
2.	Time Warner, Inc.	2.6
3.	ACE Ltd.	2.0
4.	Avago Technologies Ltd.	1.8
5.	Honeywell International, Inc.	1.7
6.	Johnson & Johnson	1.7
7.	CSX Corp.	1.6
8.	Fluor Corp.	1.6
9.	Alcoa, Inc.	1.5
10.	Bristol-Myers Squibb Co.	1.3

TOP TEN SHORT POSITIONS OF THE PORTFOLIO**
1.	Lockheed Martin Corp.	2.5%
2.	AT&T, Inc.	2.5
3.	Southern Co. (The)	2.3
4.	Intel Corp.	2.1
5.	General Electric Co.	1.9
6.	Praxair, Inc.	1.8
7.	Pfizer, Inc.	1.8
8.	Boeing Co. (The)	1.6
9.	Hershey Co. (The)	1.5
10.	Rockwell Automation, Inc.	1.4

LONG PORTFOLIO COMPOSITION BY SECTOR*
Financials	17.4%
Industrials	16.0
Information Technology	15.1
Consumer Discretionary	13.0
Health Care	10.3
Consumer Staples	7.8
Utilities	5.6
Materials	5.6
Energy	2.1
Others (each less than 1.0%)	1.1
Short-Term Investments	6.0

SHORT PORTFOLIO COMPOSITION BY SECTOR**
Financials	18.7%
Industrials	16.4
Information Technology	14.8
Consumer Discretionary	12.8
Health Care	10.6
Consumer Staples	8.8
Materials	6.8
Utilities	5.3
Energy	3.4
Telecommunication Services	2.4

*	Percentages indicated are based on total long investments as of April 30, 2014. The Fund’s portfolio composition is subject to change.
**	Percentages indicated are based on total short investments as of April 30, 2014. The Fund’s portfolio composition is subject to change.

APRIL 30, 2014	J.P. MORGAN SPECIALTY FUNDS	7

JPMorgan Research Market Neutral Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2014 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2014

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	2/28/02
Without Sales Charge		1.51%	1.44%	0.20%	1.65%
With Sales Charge**		(3.83)	(3.90)	(0.87)	1.11
CLASS B SHARES	2/28/02
Without CDSC		1.29	0.93	(0.28)	1.25
With CDSC***		(3.71)	(4.07)	(0.69)	1.25
CLASS C SHARES	11/2/09
Without CDSC		1.22	0.93	(0.28)	1.15
With CDSC****		0.22	(0.07)	(0.28)	1.15
INSTITUTIONAL CLASS SHARES	12/31/98	1.78	1.91	0.71	2.16
SELECT CLASS SHARES	11/2/09	1.60	1.67	0.48	2.04

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
****	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR FUND PERFORMANCE (4/30/04 TO 4/30/14)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class C Shares prior to its inception date are based on the performance of Class B Shares. The actual returns for Class C Shares would have been similar to Class B Shares because Class C Shares have similar expenses to Class B Shares.

Returns for Select Class Shares prior to its inception date are based on the performance of Institutional Class Shares. The actual returns for Select Class Shares would have been lower than shown because Select Class Shares have higher expenses than Institutional Class Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan Research Market Neutral Fund, BofA Merrill Lynch 3-Month U.S. Treasury Bill Index and Lipper Alternative Equity Market Neutral Funds Average from April 30, 2004 to April 30, 2014. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Alternative Equity Market Neutral Funds Average

includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond, 3 months from the rebalancing date. Investors cannot invest directly in an index. The Lipper Alternative Equity Market Neutral Funds Average is an average based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper, Inc.

Institutional Class Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 Year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2014

JPMorgan Research Equity Long/Short Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2014 (Unaudited)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Long Positions — 100.0% (j)
Common Stocks — 98.8%
		Consumer Discretionary — 14.4%
		Auto Components — 0.6%
3		Lear Corp.	228
6		TRW Automotive Holdings Corp. (a)	444

			672

		Automobiles — 0.8%
24		General Motors Co.	843

		Hotels, Restaurants & Leisure — 1.2%
3		Dunkin’ Brands Group, Inc.	145
10		Royal Caribbean Cruises Ltd.	537
5		Starbucks Corp.	377
2		Starwood Hotels & Resorts Worldwide, Inc.	133

			1,192

		Household Durables — 1.2%
6		Harman International Industries, Inc.	640
6		Lennar Corp., Class A	216
21		PulteGroup, Inc.	394

			1,250

		Internet & Catalog Retail — 0.9%
2		Amazon.com, Inc. (a)	669
—	(h)	Priceline Group, Inc. (The) (a)	301

			970

		Media — 6.7%
12		CBS Corp. (Non-Voting), Class B	716
22		Comcast Corp., Class A	1,162
12		DISH Network Corp., Class A (a)	660
3		Time Warner Cable, Inc.	419
51		Time Warner, Inc.	3,401
19		Twenty-First Century Fox, Inc., Class B	609

			6,967

		Specialty Retail — 2.2%
—	(h)	AutoZone, Inc. (a)	214
11		Home Depot, Inc. (The)	883
11		Lowe’s Cos., Inc.	515
11		TJX Cos., Inc. (The)	624

			2,236

		Textiles, Apparel & Luxury Goods — 0.8%
4		Lululemon Athletica, Inc., (Canada) (a)	168
10		V.F. Corp.	615

			783

		Total Consumer Discretionary	14,913

SHARES	SECURITY DESCRIPTION	VALUE($)

	Consumer Staples — 9.1%
	Beverages — 2.5%
22	Coca-Cola Co. (The)	887
11	Constellation Brands, Inc., Class A (a)	877
10	Dr. Pepper Snapple Group, Inc.	581
4	Molson Coors Brewing Co., Class B	239

		2,584

	Food & Staples Retailing — 1.0%
5	Costco Wholesale Corp.	525
8	CVS Caremark Corp.	548

		1,073

	Food Products — 2.2%
19	Archer-Daniels-Midland Co.	842
7	General Mills, Inc.	382
30	Mondelez International, Inc., Class A	1,067

		2,291

	Household Products — 1.6%
21	Procter & Gamble Co. (The)	1,692

	Personal Products — 0.8%
11	Estee Lauder Cos., Inc. (The), Class A	765

	Tobacco — 1.0%
12	Philip Morris International, Inc.	1,039

	Total Consumer Staples	9,444

	Energy — 2.6%
	Energy Equipment & Services — 1.2%
12	Schlumberger Ltd.	1,242

	Oil, Gas & Consumable Fuels — 1.4%
3	Cheniere Energy, Inc. (a)	194
4	EOG Resources, Inc.	400
4	Hess Corp.	374
9	Marathon Oil Corp.	314
1	Occidental Petroleum Corp.	138

		1,420

	Total Energy	2,662

	Financials — 18.9%
	Banks — 2.8%
13	BB&T Corp.	485
15	Citigroup, Inc.	736
5	PNC Financial Services Group, Inc. (The)	385
9	Popular, Inc., (Puerto Rico) (a)	288
21	Wells Fargo & Co.	1,020

		2,914

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2014	J.P. MORGAN SPECIALTY FUNDS	9

JPMorgan Research Equity Long/Short Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2014 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — Continued
	Capital Markets — 3.1%
14	Charles Schwab Corp. (The)	378
3	Goldman Sachs Group, Inc. (The)	438
19	Invesco Ltd.	656
30	Morgan Stanley	924
9	State Street Corp.	558
7	TD Ameritrade Holding Corp.	218

		3,172

	Consumer Finance — 0.5%
7	Capital One Financial Corp.	517

	Diversified Financial Services — 1.1%
53	Bank of America Corp.	802
2	IntercontinentalExchange Group, Inc.	341

		1,143

	Insurance — 5.8%
19	ACE Ltd., (Switzerland)	1,907
6	Aflac, Inc. (m)	364
11	Axis Capital Holdings Ltd., (Bermuda)	507
3	Hartford Financial Services Group, Inc. (The)	104
10	Marsh & McLennan Cos., Inc.	484
20	MetLife, Inc.	1,059
10	Prudential Financial, Inc.	823
5	Travelers Cos., Inc. (The)	457
9	XL Group plc, (Ireland)	273

		5,978

	Real Estate Investment Trusts (REITs) — 5.6%
4	AvalonBay Communities, Inc.	546
3	Boston Properties, Inc.	299
6	Brixmor Property Group, Inc.	134
18	DDR Corp.	316
25	DiamondRock Hospitality Co.	308
4	Digital Realty Trust, Inc.	232
10	Extra Space Storage, Inc.	521
32	General Growth Properties, Inc.	724
11	Highwoods Properties, Inc.	437
31	Host Hotels & Resorts, Inc.	667
6	Kilroy Realty Corp.	328
13	Liberty Property Trust	475
12	Prologis, Inc.	479
22	Sunstone Hotel Investors, Inc.	316

		5,782

	Total Financials	19,506

SHARES	SECURITY DESCRIPTION	VALUE($)

	Health Care — 11.4%
	Biotechnology — 2.9%
4	Alexion Pharmaceuticals, Inc. (a)	649
4	Biogen Idec, Inc. (a)	1,040
2	BioMarin Pharmaceutical, Inc. (a)	108
5	Celgene Corp. (a)	698
7	Vertex Pharmaceuticals, Inc. (a)	458

		2,953

	Health Care Equipment & Supplies — 2.0%
11	Abbott Laboratories (m)	419
54	Boston Scientific Corp. (a)	683
13	Stryker Corp.	974

		2,076

	Health Care Providers & Services — 2.6%
2	Aetna, Inc.	178
8	Humana, Inc.	903
4	McKesson Corp.	626
13	UnitedHealth Group, Inc.	990

		2,697

	Health Care Technology — 0.3%
6	Cerner Corp. (a)	297

	Pharmaceuticals — 3.6%
29	Bristol-Myers Squibb Co.	1,450
21	Johnson & Johnson	2,122
3	Merck & Co., Inc.	162

		3,734

	Total Health Care	11,757

	Industrials — 13.2%
	Aerospace & Defense — 3.2%
15	Honeywell International, Inc.	1,415
3	L-3 Communications Holdings, Inc.	396
13	United Technologies Corp.	1,562

		3,373

	Airlines — 1.1%
13	Delta Air Lines, Inc.	466
17	United Continental Holdings, Inc. (a)	679

		1,145

	Building Products — 0.4%
21	Masco Corp.	415

	Construction & Engineering — 1.5%
20	Fluor Corp.	1,531

SEE NOTES TO FINANCIAL STATEMENTS.

10	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2014

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — Continued
	Electrical Equipment — 1.7%
8	Eaton Corp. plc	595
17	Emerson Electric Co.	1,132

		1,727

	Machinery — 1.7%
5	Deere & Co.	511
13	PACCAR, Inc.	810
4	SPX Corp.	424

		1,745

	Road & Rail — 3.2%
5	Canadian Pacific Railway Ltd., (Canada)	805
42	CSX Corp.	1,192
3	Norfolk Southern Corp.	249
5	Union Pacific Corp.	1,030

		3,276

	Trading Companies & Distributors — 0.4%
2	W.W. Grainger, Inc.	412

	Total Industrials	13,624

	Information Technology — 16.4%
	Communications Equipment — 1.5%
18	Cisco Systems, Inc.	414
14	QUALCOMM, Inc.	1,134

		1,548

	Internet Software & Services — 3.9%
13	eBay, Inc. (a)	650
3	Google, Inc., Class A (a)	1,653
3	Google, Inc., Class C (a)	1,680

		3,983

	IT Services — 2.0%
9	Accenture plc, (Ireland), Class A	691
2	Alliance Data Systems Corp. (a)	520
7	Cognizant Technology Solutions Corp., Class A (a)	353
3	Fidelity National Information Services, Inc.	170
2	Visa, Inc., Class A	326

		2,060

	Semiconductors & Semiconductor Equipment — 7.0%
20	Applied Materials, Inc.	373
4	ASML Holding N.V., (Netherlands)	341
16	Atmel Corp. (a)	123
29	Avago Technologies Ltd., (Singapore)	1,839
34	Freescale Semiconductor Ltd. (a)	742
15	KLA-Tencor Corp.	978
14	Lam Research Corp. (a)	828

SHARES	SECURITY DESCRIPTION	VALUE($)

	Semiconductors & Semiconductor Equipment — Continued
23	Maxim Integrated Products, Inc.	751
25	ON Semiconductor Corp. (a)	234
17	Teradyne, Inc. (a)	297
15	Xilinx, Inc.	716

		7,222

	Software — 2.0%
13	Adobe Systems, Inc. (a) (m)	824
5	Citrix Systems, Inc. (a)	308
10	Microsoft Corp.	391
6	VMware, Inc., Class A (a)	595

		2,118

	Total Information Technology	16,931

	Materials — 5.2%
	Chemicals — 1.8%
11	Axiall Corp.	492
15	Dow Chemical Co. (The)	757
6	Monsanto Co.	618

		1,867

	Construction Materials — 0.5%
4	Martin Marietta Materials, Inc.	501

	Containers & Packaging — 0.2%
5	Crown Holdings, Inc. (a)	250

	Metals & Mining — 2.5%
95	Alcoa, Inc.	1,282
54	Alumina Ltd., (Australia), ADR (a)	267
19	Freeport-McMoRan Copper & Gold, Inc.	642
16	United States Steel Corp.	406

		2,597

	Paper & Forest Products — 0.2%
5	International Paper Co.	236

	Total Materials	5,451

	Telecommunication Services — 0.9%
	Diversified Telecommunication Services — 0.9%
20	Verizon Communications, Inc.	937

	Utilities — 6.7%
	Electric Utilities — 2.5%
15	American Electric Power Co., Inc.	796
11	Edison International	615
11	FirstEnergy Corp.	361
8	NextEra Energy, Inc.	801

		2,573

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2014	J.P. MORGAN SPECIALTY FUNDS	11

JPMorgan Research Equity Long/Short Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2014 (Unaudited) (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Long Positions — Continued
		Multi-Utilities — 3.4%
34		CMS Energy Corp.	1,015
11		Dominion Resources, Inc.	791
18		NiSource, Inc.	650
11		Public Service Enterprise Group, Inc.	446
6		Sempra Energy	570

			3,472

		Water Utilities — 0.8%
19		American Water Works Co., Inc.	861

		Total Utilities	6,906

		Total Common Stocks (Cost $81,799)	102,131

Short-Term Investment — 1.2%
		Investment Company — 1.2%
1,202		JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.010% (b) (l) (m) (Cost $1,202)	1,202

		Total Investments — 100.0% (Cost $83,001)	103,333
		Liabilities in Excess of Other Assets — 0.0% (g)	(14)

		NET ASSETS — 100.0%	$103,319

Short Positions — 68.0%
Common Stocks — 68.0%
		Consumer Discretionary — 7.6%
		Auto Components — 0.6%
9		BorgWarner, Inc.	582

		Diversified Consumer Services — 0.2%
—	(h)	Graham Holdings Co., Class B	222

		Hotels, Restaurants & Leisure — 1.7%
8		Choice Hotels International, Inc.	336
28		Hilton Worldwide Holdings, Inc. (a)	601
7		Marriott International, Inc., Class A	380
8		Tim Hortons, Inc., (Canada)	434

			1,751

		Internet & Catalog Retail — 0.8%
33		Groupon, Inc. (a)	228
2		Netflix, Inc. (a)	605

			833

		Leisure Products — 0.5%
9		Hasbro, Inc.	481

		Media — 3.0%
10		AMC Networks, Inc., Class A (a)	670
7		Discovery Communications, Inc., Class A (a)	535

SHARES	SECURITY DESCRIPTION	VALUE($)

	Media — Continued
18	News Corp., Class B (a)	297
9	Omnicom Group, Inc.	642
12	Scripps Networks Interactive, Inc., Class A	931

		3,075

	Multiline Retail — 0.3%
7	Kohl’s Corp.	366

	Specialty Retail — 0.4%
1	Advance Auto Parts, Inc.	142
4	Bed Bath & Beyond, Inc. (a)	256

		398

	Textiles, Apparel & Luxury Goods — 0.1%
3	Under Armour, Inc., Class A (a)	156

	Total Consumer Discretionary	7,864

	Consumer Staples — 6.2%
	Beverages — 0.7%
2	Boston Beer Co., Inc. (The), Class A (a)	423
3	Brown-Forman Corp., Class B	286

		709

	Food & Staples Retailing — 0.7%
20	Sysco Corp.	734

	Food Products — 2.5%
15	Campbell Soup Co.	668
14	Hershey Co. (The)	1,392
7	Mead Johnson Nutrition Co.	584

		2,644

	Household Products — 1.3%
14	Church & Dwight Co., Inc.	947
4	Clorox Co. (The)	377

		1,324

	Tobacco — 1.0%
26	Altria Group, Inc.	1,029

	Total Consumer Staples	6,440

	Energy — 2.1%
	Energy Equipment & Services — 0.5%
4	National Oilwell Varco, Inc.	304
4	Tenaris S.A., (Luxembourg), ADR	189

		493

	Oil, Gas & Consumable Fuels — 1.6%
3	Energen Corp.	267
15	Kinder Morgan, Inc.	500
7	ONEOK, Inc.	425

SEE NOTES TO FINANCIAL STATEMENTS.

12	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2014

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — Continued
	Oil, Gas & Consumable Fuels — Continued
21	WPX Energy, Inc. (a)	456

		1,648

	Total Energy	2,141

	Financials — 13.9%
	Banks — 2.2%
17	BancorpSouth, Inc.	396
12	Bank of Hawaii Corp.	687
3	Signature Bank (a)	336
8	UMB Financial Corp.	442
39	Valley National Bancorp	391

		2,252

	Capital Markets — 1.3%
2	Ameriprise Financial, Inc.	218
2	BlackRock, Inc.	506
13	Franklin Resources, Inc.	680

		1,404

	Diversified Financial Services — 0.5%
6	NASDAQ OMX Group, Inc. (The)	230
8	Voya Financial, Inc.	278

		508

	Insurance — 4.8%
4	Allstate Corp. (The)	206
4	Aon plc, (United Kingdom)	359
11	Arch Capital Group Ltd., (Bermuda) (a)	604
9	Assurant, Inc.	595
9	Chubb Corp. (The)	832
1	PartnerRe Ltd., (Bermuda)	104
5	Principal Financial Group, Inc.	253
26	Progressive Corp. (The)	619
2	RenaissanceRe Holdings Ltd., (Bermuda)	207
8	Torchmark Corp.	647
11	W.R. Berkley Corp.	492

		4,918

	Real Estate Investment Trusts (REITs) — 5.1%
10	Equity Residential	610
6	Federal Realty Investment Trust	723
25	First Potomac Realty Trust	330
9	Home Properties, Inc.	539
26	Hudson Pacific Properties, Inc.	611
8	Omega Healthcare Investors, Inc.	292
3	Public Storage	500
4	SL Green Realty Corp.	372
10	Tanger Factory Outlet Centers, Inc.	341

SHARES	SECURITY DESCRIPTION	VALUE($)

	Real Estate Investment Trusts (REITs) — Continued
21	UDR, Inc.	538
16	Washington Real Estate Investment Trust	396

		5,252

	Total Financials	14,334

	Health Care — 7.7%
	Biotechnology — 1.4%
4	Amgen, Inc.	451
3	Isis Pharmaceuticals, Inc. (a)	92
6	Medivation, Inc. (a)	336
1	Regeneron Pharmaceuticals, Inc. (a)	300
3	United Therapeutics Corp. (a)	318

		1,497

	Health Care Equipment & Supplies — 1.7%
5	Becton, Dickinson & Co.	564
2	C.R. Bard, Inc.	284
5	Medtronic, Inc.	287
7	Zimmer Holdings, Inc.	651

		1,786

	Health Care Providers & Services — 1.5%
4	AmerisourceBergen Corp.	240
5	Cardinal Health, Inc.	336
4	Cigna Corp.	358
6	WellPoint, Inc.	643

		1,577

	Health Care Technology — 0.2%
14	Allscripts Healthcare Solutions, Inc. (a)	210

	Pharmaceuticals — 2.9%
13	AbbVie, Inc.	676
17	Eli Lilly & Co.	984
41	Pfizer, Inc.	1,286

		2,946

	Total Health Care	8,016

	Industrials — 11.7%
	Aerospace & Defense — 4.2%
11	Boeing Co. (The)	1,375
13	Lockheed Martin Corp.	2,147
9	Raytheon Co.	813

		4,335

	Air Freight & Logistics — 0.4%
4	United Parcel Service, Inc., Class B	439

	Airlines — 0.1%
4	Southwest Airlines Co.	104

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2014	J.P. MORGAN SPECIALTY FUNDS	13

JPMorgan Research Equity Long/Short Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2014 (Unaudited) (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Short Positions — Continued
		Building Products — 0.0% (g)
—	(h)	Allegion plc, (Ireland)	—	(h)

		Electrical Equipment — 1.0%
8		Rockwell Automation, Inc.	988

		Industrial Conglomerates — 2.2%
4		3M Co.	554
6		Danaher Corp.	435
47		General Electric Co.	1,253

			2,242

		Machinery — 1.8%
4		Caterpillar, Inc.	370
10		Dover Corp.	888
7		Illinois Tool Works, Inc.	582

			1,840

		Professional Services — 0.0% (g)
1		Advisory Board Co. (The) (a)	35

		Road & Rail — 1.6%
39		Heartland Express, Inc.	857
9		Knight Transportation, Inc.	213
22		Werner Enterprises, Inc.	569

			1,639

		Trading Companies & Distributors — 0.4%
9		Fastenal Co.	431

		Total Industrials	12,053

		Information Technology — 8.7%
		Internet Software & Services — 0.9%
11		AOL, Inc. (a)	488
11		Twitter, Inc. (a)	420

			908

		IT Services — 1.1%
7		Automatic Data Processing, Inc.	545
6		Paychex, Inc.	237
10		Vantiv, Inc., Class A (a)	300

			1,082

		Semiconductors & Semiconductor Equipment — 5.6%
68		Advanced Micro Devices, Inc. (a)	280
9		Analog Devices, Inc.	471
50		Intel Corp.	1,322
10		Linear Technology Corp.	423
23		Microchip Technology, Inc.	1,095
54		NVIDIA Corp.	1,004
23		Taiwan Semiconductor Manufacturing Co., Ltd., (Taiwan), ADR	452

SHARES	SECURITY DESCRIPTION	VALUE($)

	Semiconductors & Semiconductor Equipment — Continued
17	Texas Instruments, Inc.	760

		5,807

	Software — 0.9%
22	Electronic Arts, Inc. (a)	609
3	Oracle Corp.	105
2	Red Hat, Inc. (a)	114
2	Salesforce.com, Inc. (a)	126

		954

	Technology Hardware, Storage & Peripherals — 0.2%
5	Seagate Technology plc, (Ireland)	239

	Total Information Technology	8,990

	Materials — 5.0%
	Chemicals — 3.1%
11	Cabot Corp.	649
5	E.I. du Pont de Nemours & Co.	307
2	LyondellBasell Industries N.V., Class A	204
15	OM Group, Inc.	449
13	Praxair, Inc.	1,638

		3,247

	Containers & Packaging — 0.5%
12	Bemis Co., Inc.	491

	Metals & Mining — 1.2%
37	Cliffs Natural Resources, Inc.	655
11	Nucor Corp.	548

		1,203

	Paper & Forest Products — 0.2%
2	Domtar Corp., (Canada)	190

	Total Materials	5,131

	Telecommunication Services — 0.9%
	Diversified Telecommunication Services — 0.9%
27	AT&T, Inc.	973

	Utilities — 4.2%
	Electric Utilities — 2.7%
11	Entergy Corp.	828
9	PPL Corp.	285
37	Southern Co. (The)	1,676

		2,789

	Multi-Utilities — 1.5%
14	Consolidated Edison, Inc.	818
5	SCANA Corp.	257

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2014

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — Continued
	Multi-Utilities — Continued
10	Wisconsin Energy Corp.	495

		1,570

	Total Utilities	4,359

	Total Securities Sold Short (Proceeds $61,646)	$70,301

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2014	J.P. MORGAN SPECIALTY FUNDS	15

JPMorgan Research Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2014 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — 100.2% (j)
Common Stocks — 94.1%
	Consumer Discretionary — 13.0%
	Auto Components — 0.8%
23	Lear Corp.	1,902
45	TRW Automotive Holdings Corp. (a)	3,576

		5,478

	Automobiles — 0.8%
169	General Motors Co.	5,810

	Hotels, Restaurants & Leisure — 1.1%
21	Dunkin’ Brands Group, Inc.	974
62	Royal Caribbean Cruises Ltd.	3,284
35	Starbucks Corp.	2,436
15	Starwood Hotels & Resorts Worldwide, Inc.	1,111

		7,805

	Household Durables — 1.1%
31	Harman International Industries, Inc.	3,354
50	Lennar Corp., Class A	1,937
108	PulteGroup, Inc.	1,983

		7,274

	Internet & Catalog Retail — 1.0%
16	Amazon.com, Inc. (a)	4,912
1	Priceline Group, Inc. (The) (a)	1,621

		6,533

	Media — 5.3%
84	CBS Corp. (Non-Voting), Class B	4,823
80	Comcast Corp., Class A	4,146
57	DISH Network Corp., Class A (a)	3,252
15	Time Warner Cable, Inc.	2,108
262	Time Warner, Inc.	17,412
129	Twenty-First Century Fox, Inc., Class B	4,028

		35,769

	Specialty Retail — 2.1%
2	AutoZone, Inc. (a)	1,281
62	Home Depot, Inc. (The)	4,898
68	Lowe’s Cos., Inc.	3,108
87	TJX Cos., Inc. (The)	5,079

		14,366

	Textiles, Apparel & Luxury Goods — 0.8%
31	Lululemon Athletica, Inc., (Canada) (a)	1,419
63	V.F. Corp.	3,855

		5,274

	Total Consumer Discretionary	88,309

SHARES	SECURITY DESCRIPTION	VALUE($)

	Consumer Staples — 7.8%
	Beverages — 2.0%
91	Coca-Cola Co. (The)	3,724
63	Constellation Brands, Inc., Class A (a)	5,046
64	Dr. Pepper Snapple Group, Inc.	3,542
27	Molson Coors Brewing Co., Class B	1,601

		13,913

	Food & Staples Retailing — 0.9%
24	Costco Wholesale Corp.	2,777
45	CVS Caremark Corp.	3,288

		6,065

	Food Products — 2.1%
142	Archer-Daniels-Midland Co.	6,209
224	Mondelez International, Inc., Class A	7,993

		14,202

	Household Products — 1.2%
96	Procter & Gamble Co. (The)	7,950

	Personal Products — 0.5%
46	Estee Lauder Cos., Inc. (The), Class A	3,338

	Tobacco — 1.1%
92	Philip Morris International, Inc.	7,825

	Total Consumer Staples	53,293

	Energy — 2.1%
	Energy Equipment & Services — 1.0%
66	Schlumberger Ltd.	6,672

	Oil, Gas & Consumable Fuels — 1.1%
21	Cheniere Energy, Inc. (a)	1,168
36	EOG Resources, Inc.	3,489
17	Hess Corp.	1,498
41	Marathon Oil Corp.	1,471
3	Occidental Petroleum Corp.	309

		7,935

	Total Energy	14,607

	Financials — 17.4%
	Banks — 2.8%
65	BB&T Corp.	2,423
35	CIT Group, Inc.	1,502
92	Citigroup, Inc.	4,405
19	PNC Financial Services Group, Inc. (The)	1,614
39	Popular, Inc., (Puerto Rico) (a)	1,205
163	Wells Fargo & Co.	8,101

		19,250

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2014

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — Continued
	Capital Markets — 3.0%
104	Charles Schwab Corp. (The)	2,772
15	Goldman Sachs Group, Inc. (The)	2,461
107	Invesco Ltd.	3,771
199	Morgan Stanley	6,143
51	State Street Corp.	3,273
73	TD Ameritrade Holding Corp.	2,316

		20,736

	Consumer Finance — 0.4%
35	Capital One Financial Corp.	2,564

	Diversified Financial Services — 1.3%
388	Bank of America Corp.	5,880
13	IntercontinentalExchange Group, Inc.	2,699

		8,579

	Insurance — 6.1%
135	ACE Ltd., (Switzerland)	13,798
39	Aflac, Inc.	2,415
46	Axis Capital Holdings Ltd., (Bermuda)	2,109
19	Hartford Financial Services Group, Inc. (The)	674
69	Marsh & McLennan Cos., Inc.	3,417
157	MetLife, Inc.	8,240
64	Prudential Financial, Inc.	5,163
39	Travelers Cos., Inc. (The)	3,560
59	XL Group plc, (Ireland)	1,859

		41,235

	Real Estate Investment Trusts (REITs) — 3.8%
21	AvalonBay Communities, Inc.	2,854
27	Boston Properties, Inc.	3,127
49	Brixmor Property Group, Inc.	1,076
104	DDR Corp.	1,782
30	Digital Realty Trust, Inc.	1,603
34	Extra Space Storage, Inc.	1,779
119	General Growth Properties, Inc.	2,733
56	Highwoods Properties, Inc.	2,243
44	Kilroy Realty Corp.	2,591
46	Liberty Property Trust	1,718
65	Prologis, Inc.	2,649
117	Sunstone Hotel Investors, Inc.	1,669

		25,824

	Total Financials	118,188

	Health Care — 10.3%
	Biotechnology — 3.2%
29	Alexion Pharmaceuticals, Inc. (a)	4,509
24	Biogen Idec, Inc. (a)	6,948

SHARES	SECURITY DESCRIPTION	VALUE($)

	Biotechnology — Continued
14	BioMarin Pharmaceutical, Inc. (a)	792
40	Celgene Corp. (a)	5,871
51	Vertex Pharmaceuticals, Inc. (a)	3,480

		21,600

	Health Care Equipment & Supplies — 1.7%
48	Abbott Laboratories	1,844
244	Boston Scientific Corp. (a)	3,074
83	Stryker Corp.	6,415

		11,333

	Health Care Providers & Services — 2.0%
21	Aetna, Inc.	1,493
45	Humana, Inc.	4,950
19	McKesson Corp.	3,197
56	UnitedHealth Group, Inc.	4,165

		13,805

	Health Care Technology — 0.2%
34	Cerner Corp. (a)	1,749

	Pharmaceuticals — 3.2%
182	Bristol-Myers Squibb Co.	9,132
114	Johnson & Johnson	11,537
19	Merck & Co., Inc.	1,089

		21,758

	Total Health Care	70,245

	Industrials — 16.1%
	Aerospace & Defense — 4.7%
128	Honeywell International, Inc.	11,908
19	L-3 Communications Holdings, Inc.	2,215
151	United Technologies Corp.	17,850

		31,973

	Airlines — 1.2%
93	Delta Air Lines, Inc.	3,410
122	United Continental Holdings, Inc. (a)	4,966

		8,376

	Building Products — 0.4%
125	Masco Corp.	2,503

	Construction & Engineering — 1.6%
145	Fluor Corp.	10,984

	Electrical Equipment — 1.8%
66	Eaton Corp. plc	4,823
110	Emerson Electric Co.	7,466

		12,289

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2014	J.P. MORGAN SPECIALTY FUNDS	17

JPMorgan Research Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2014 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — Continued
	Machinery — 2.0%
34	Deere & Co.	3,192
101	PACCAR, Inc.	6,439
38	SPX Corp.	3,860

		13,491

	Road & Rail — 3.9%
30	Canadian Pacific Railway Ltd., (Canada)	4,617
391	CSX Corp.	11,047
17	Norfolk Southern Corp.	1,635
47	Union Pacific Corp.	8,912

		26,211

	Trading Companies & Distributors — 0.5%
13	W.W. Grainger, Inc.	3,333

	Total Industrials	109,160

	Information Technology — 15.1%
	Communications Equipment — 1.3%
117	Cisco Systems, Inc.	2,704
76	QUALCOMM, Inc.	5,958

		8,662

	Internet Software & Services — 3.0%
93	eBay, Inc. (a)	4,800
15	Google, Inc., Class A (a)	7,809
15	Google, Inc., Class C (a)	8,058

		20,667

	IT Services — 1.9%
54	Accenture plc, (Ireland), Class A	4,364
10	Alliance Data Systems Corp. (a)	2,516
52	Cognizant Technology Solutions Corp., Class A (a)	2,472
20	Fidelity National Information Services, Inc.	1,084
14	Visa, Inc., Class A	2,897

		13,333

	Semiconductors & Semiconductor Equipment — 7.0%
137	Applied Materials, Inc.	2,604
29	ASML Holding N.V., (Netherlands)	2,393
93	Atmel Corp. (a)	719
197	Avago Technologies Ltd., (Singapore)	12,517
233	Freescale Semiconductor Ltd. (a)	5,117
99	KLA-Tencor Corp.	6,341
104	Lam Research Corp. (a)	5,968
176	Maxim Integrated Products, Inc.	5,696
116	ON Semiconductor Corp. (a)	1,093
137	Teradyne, Inc. (a)	2,417
53	Xilinx, Inc.	2,513

		47,378

SHARES	SECURITY DESCRIPTION	VALUE($)

	Software — 1.9%
80	Adobe Systems, Inc. (a)	4,960
48	Citrix Systems, Inc. (a)	2,835
45	Microsoft Corp.	1,830
35	VMware, Inc., Class A (a)	3,229

		12,854

	Total Information Technology	102,894

	Materials — 5.6%
	Chemicals — 1.6%
83	Axiall Corp.	3,884
76	Dow Chemical Co. (The)	3,808
32	Monsanto Co.	3,520

		11,212

	Construction Materials — 0.6%
32	Martin Marietta Materials, Inc.	3,929

	Containers & Packaging — 0.3%
42	Crown Holdings, Inc. (a)	1,990

	Metals & Mining — 2.9%
781	Alcoa, Inc.	10,521
320	Alumina Ltd., (Australia), ADR (a)	1,587
122	Freeport-McMoRan Copper & Gold, Inc.	4,204
126	United States Steel Corp.	3,281

		19,593

	Paper & Forest Products — 0.2%
27	International Paper Co.	1,269

	Total Materials	37,993

	Telecommunication Services — 1.0%
	Diversified Telecommunication Services — 1.0%
141	Verizon Communications, Inc.	6,584

	Utilities — 5.7%
	Electric Utilities — 2.1%
83	American Electric Power Co., Inc.	4,456
48	Edison International	2,715
63	FirstEnergy Corp.	2,140
45	NextEra Energy, Inc.	4,503

		13,814

	Multi-Utilities — 2.8%
187	CMS Energy Corp.	5,665
51	Dominion Resources, Inc.	3,707
78	NiSource, Inc.	2,840
85	Public Service Enterprise Group, Inc.	3,470
34	Sempra Energy	3,323

		19,005

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2014

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — Continued
	Water Utilities — 0.8%
124	American Water Works Co., Inc.	5,632

	Total Utilities	38,451

	Total Common Stocks (Cost $474,264)	639,724

Short-Term Investments — 6.1%
	Investment Company — 6.0%
40,733	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.010% (b) (l) (m)	40,733

PRINCIPAL AMOUNT($)
	U.S. Treasury Obligation — 0.1%
775	U.S. Treasury Bill, 0.061%, 06/26/14 (k) (n)	776

	Total Short-Term Investments (Cost $41,508)	41,509

	Total Investments — 100.2% (Cost $515,772)	681,233
	Liabilities in Excess of Other Assets — (0.2)%	(1,622)

	NET ASSETS — 100.0%	$679,611

SHARES
Short Positions — 92.8%
Common Stocks — 92.8%
	Consumer Discretionary — 11.9%
	Auto Components — 0.7%
73	BorgWarner, Inc.	4,549

	Automobiles — 0.9%
365	Ford Motor Co.	5,895

	Diversified Consumer Services — 0.3%
3	Graham Holdings Co., Class B	2,309

	Hotels, Restaurants & Leisure — 3.3%
47	Carnival Corp.	1,828
116	Choice Hotels International, Inc.	5,138
271	Hilton Worldwide Holdings, Inc. (a)	5,922
60	Marriott International, Inc., Class A	3,464
30	McDonald’s Corp.	3,082
57	Tim Hortons, Inc., (Canada)	3,151

		22,585

	Internet & Catalog Retail — 1.1%
12	Expedia, Inc.	816
238	Groupon, Inc. (a)	1,665
15	Netflix, Inc. (a)	4,927

		7,408

SHARES	SECURITY DESCRIPTION	VALUE($)

	Leisure Products — 0.9%
76	Hasbro, Inc.	4,178
53	Mattel, Inc.	2,078

		6,256

	Media — 3.7%
70	AMC Networks, Inc., Class A (a)	4,604
49	Discovery Communications, Inc., Class A (a)	3,696
185	News Corp., Class B (a)	3,056
84	Omnicom Group, Inc.	5,682
110	Scripps Networks Interactive, Inc., Class A	8,220

		25,258

	Multiline Retail — 0.4%
44	Kohl’s Corp.	2,422

	Specialty Retail — 0.5%
10	Advance Auto Parts, Inc.	1,152
35	Bed Bath & Beyond, Inc. (a)	2,187

		3,339

	Textiles, Apparel & Luxury Goods — 0.1%
20	Under Armour, Inc., Class A (a)	963

	Total Consumer Discretionary	80,984

	Consumer Staples — 8.1%
	Beverages — 0.6%
7	Boston Beer Co., Inc. (The), Class A (a)	1,648
30	Brown-Forman Corp., Class B	2,705

		4,353

	Food & Staples Retailing — 2.1%
159	Sysco Corp.	5,785
40	Walgreen Co.	2,743
74	Wal-Mart Stores, Inc.	5,899

		14,427

	Food Products — 2.8%
109	Campbell Soup Co.	4,958
97	Hershey Co. (The)	9,302
55	Mead Johnson Nutrition Co.	4,890

		19,150

	Household Products — 1.6%
123	Church & Dwight Co., Inc.	8,482
23	Clorox Co. (The)	2,104

		10,586

	Tobacco — 1.0%
167	Altria Group, Inc.	6,682

	Total Consumer Staples	55,198

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2014	J.P. MORGAN SPECIALTY FUNDS	19

JPMorgan Research Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2014 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — Continued
	Energy — 3.2%
	Energy Equipment & Services — 0.8%
34	National Oilwell Varco, Inc.	2,662
65	Tenaris S.A., (Luxembourg), ADR	2,875

		5,537

	Oil, Gas & Consumable Fuels — 2.4%
16	Chevron Corp.	1,958
31	Energen Corp.	2,407
73	Kinder Morgan, Inc.	2,371
43	Murphy Oil Corp.	2,709
47	ONEOK, Inc.	2,946
174	WPX Energy, Inc. (a)	3,707

		16,098

	Total Energy	21,635

	Financials — 17.4%
	Banks — 4.9%
113	Associated Banc-Corp.	1,990
120	BancorpSouth, Inc.	2,803
105	Bank of Hawaii Corp.	5,815
31	Commerce Bancshares, Inc.	1,355
47	Cullen/Frost Bankers, Inc.	3,591
184	First Horizon National Corp.	2,111
62	Hancock Holding Co.	2,095
36	Prosperity Bancshares, Inc.	2,100
18	Signature Bank (a)	2,115
50	Trustmark Corp.	1,146
64	UMB Financial Corp.	3,755
428	Valley National Bancorp	4,290

		33,166

	Capital Markets — 2.4%
13	Ameriprise Financial, Inc.	1,418
15	BlackRock, Inc.	4,635
97	Franklin Resources, Inc.	5,078
58	Northern Trust Corp.	3,512
20	T. Rowe Price Group, Inc.	1,651

		16,294

	Consumer Finance — 0.2%
20	Discover Financial Services	1,090

	Diversified Financial Services — 0.5%
37	NASDAQ OMX Group, Inc. (The)	1,373
51	Voya Financial, Inc.	1,819

		3,192

	Insurance — 5.7%
26	Allstate Corp. (The)	1,452
28	Aon plc, (United Kingdom)	2,377

SHARES	SECURITY DESCRIPTION	VALUE($)

	Insurance — Continued
64	Arch Capital Group Ltd., (Bermuda) (a)	3,640
66	Assurant, Inc.	4,429
74	Chubb Corp. (The)	6,795
8	PartnerRe Ltd., (Bermuda)	790
54	Principal Financial Group, Inc.	2,511
244	Progressive Corp. (The)	5,915
14	RenaissanceRe Holdings Ltd., (Bermuda)	1,376
73	Torchmark Corp.	5,818
85	W.R. Berkley Corp.	3,743

		38,846

	Real Estate Investment Trusts (REITs) — 3.7%
38	Equity Residential	2,241
25	Federal Realty Investment Trust	2,950
45	Home Properties, Inc.	2,760
125	Hudson Pacific Properties, Inc.	2,936
56	Omega Healthcare Investors, Inc.	1,951
17	Public Storage	2,949
21	SL Green Realty Corp.	2,209
61	Tanger Factory Outlet Centers, Inc.	2,180
97	UDR, Inc.	2,496
111	Washington Real Estate Investment Trust	2,703

		25,375

	Total Financials	117,963

	Health Care — 9.8%
	Biotechnology — 1.7%
38	Amgen, Inc.	4,269
24	Isis Pharmaceuticals, Inc. (a)	640
38	Medivation, Inc. (a)	2,267
7	Regeneron Pharmaceuticals, Inc. (a)	2,019
23	United Therapeutics Corp. (a)	2,325

		11,520

	Health Care Equipment & Supplies — 2.2%
34	Becton, Dickinson & Co.	3,843
13	C.R. Bard, Inc.	1,840
62	Medtronic, Inc.	3,665
58	Zimmer Holdings, Inc.	5,566

		14,914

	Health Care Providers & Services — 1.9%
26	AmerisourceBergen Corp.	1,688
49	Cardinal Health, Inc.	3,385
24	Cigna Corp.	1,905
15	Express Scripts Holding Co. (a)	979
50	WellPoint, Inc.	5,034

		12,991

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2014

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — Continued
	Health Care Technology — 0.3%
113	Allscripts Healthcare Solutions, Inc. (a)	1,718

	Pharmaceuticals — 3.7%
121	AbbVie, Inc.	6,281
135	Eli Lilly & Co.	7,957
358	Pfizer, Inc.	11,198

		25,436

	Total Health Care	66,579

	Industrials — 15.2%
	Aerospace & Defense — 5.1%
78	Boeing Co. (The)	10,115
97	Lockheed Martin Corp.	15,922
92	Raytheon Co.	8,827

		34,864

	Air Freight & Logistics — 0.5%
33	United Parcel Service, Inc., Class B	3,260

	Airlines — 0.3%
94	Southwest Airlines Co.	2,272

	Electrical Equipment — 1.3%
75	Rockwell Automation, Inc.	8,986

	Industrial Conglomerates — 2.8%
28	3M Co.	3,839
46	Danaher Corp.	3,354
438	General Electric Co.	11,783

		18,976

	Machinery — 2.2%
24	Caterpillar, Inc.	2,482
83	Dover Corp.	7,180
60	Illinois Tool Works, Inc.	5,083

		14,745

	Professional Services — 0.1%
4	Advisory Board Co. (The) (a)	246

	Road & Rail — 2.1%
390	Heartland Express, Inc.	8,494
69	Knight Transportation, Inc.	1,634
169	Werner Enterprises, Inc.	4,335

		14,463

	Trading Companies & Distributors — 0.8%
74	Fastenal Co.	3,696
29	GATX Corp.	1,877

		5,573

	Total Industrials	103,385

SHARES	SECURITY DESCRIPTION	VALUE($)

	Information Technology — 13.7%
	Internet Software & Services — 1.1%
107	AOL, Inc. (a)	4,576
74	Twitter, Inc. (a)	2,896

		7,472

	IT Services — 2.7%
75	Automatic Data Processing, Inc.	5,847
31	International Business Machines Corp.	6,169
86	Paychex, Inc.	3,604
79	Vantiv, Inc., Class A (a)	2,423

		18,043

	Semiconductors & Semiconductor Equipment — 7.6%
424	Advanced Micro Devices, Inc. (a)	1,732
76	Analog Devices, Inc.	3,913
488	Intel Corp.	13,033
180	Linear Technology Corp.	8,029
158	Microchip Technology, Inc.	7,516
415	NVIDIA Corp.	7,665
159	Taiwan Semiconductor Manufacturing Co., Ltd., (Taiwan), ADR	3,190
150	Texas Instruments, Inc.	6,827

		51,905

	Software — 2.1%
253	Electronic Arts, Inc. (a)	7,156
95	Oracle Corp.	3,900
14	Red Hat, Inc. (a)	666
43	Salesforce.com, Inc. (a)	2,242

		13,964

	Technology Hardware, Storage & Peripherals — 0.2%
32	Seagate Technology plc, (Ireland)	1,698

	Total Information Technology	93,082

	Materials — 6.3%
	Chemicals — 4.3%
89	Cabot Corp.	5,121
28	E.I. du Pont de Nemours & Co.	1,899
45	Ecolab, Inc.	4,667
11	LyondellBasell Industries N.V., Class A	1,018
87	OM Group, Inc.	2,556
89	Praxair, Inc.	11,606
32	Valspar Corp. (The)	2,337

		29,204

	Containers & Packaging — 0.4%
66	Bemis Co., Inc.	2,656

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2014	J.P. MORGAN SPECIALTY FUNDS	21

JPMorgan Research Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2014 (Unaudited) (continued)

(Amounts in thousands, except number of Futures contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — Continued
	Metals & Mining — 1.5%
300	Cliffs Natural Resources, Inc.	5,322
90	Nucor Corp.	4,660

		9,982

	Paper & Forest Products — 0.1%
12	Domtar Corp., (Canada)	1,092

	Total Materials	42,934

	Telecommunication Services — 2.3%
	Diversified Telecommunication Services — 2.3%
433	AT&T, Inc.	15,462

	Utilities — 4.9%
	Electric Utilities — 3.3%
71	Entergy Corp.	5,140

SHARES	SECURITY DESCRIPTION	VALUE($)

	Electric Utilities — Continued
74	PPL Corp.	2,482
320	Southern Co. (The)	14,670

		22,292

	Multi-Utilities — 1.6%
99	Consolidated Edison, Inc.	5,745
32	SCANA Corp.	1,702
76	Wisconsin Energy Corp.	3,694

		11,141

	Total Utilities	33,433

	Total Securities Sold Short (Proceeds $537,600)	$630,655

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 04/30/14	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Short Futures Outstanding
(88)	E-mini S&P 500	06/20/14	$(8,263)	$(4)

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2014

J.P. Morgan Specialty Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2014 (Unaudited)

ADR	— American Depositary Receipt

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(g)	— Amount rounds to less than 0.1%.
(h)	— Amount rounds to less than one thousand (shares or dollars).
(j)	— All or a portion of these securities are segregated for short sales.

(k)	— All or a portion of this security is deposited with the broker as collateral for futures or with brokers as initial margin for futures contracts.
(l)	— The rate shown is the current yield as of April 30, 2014.
(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, unfunded commitments and/or forward foreign currency exchange contracts.

(n)	— The rate shown is the effective yield at the date of purchase.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2014	J.P. MORGAN SPECIALTY FUNDS	23

STATEMENTS OF ASSETS AND LIABILITIES

AS OF APRIL 30, 2014 (Unaudited)

(Amounts in thousands, except per share amounts)

	Research Equity Long/Short Fund		Research Market Neutral Fund
ASSETS:
Investments in non-affiliates, at value	$102,131		$640,500
Investments in affiliates, at value	1,202		40,733

Total investment securities, at value	103,333		681,233
Cash	14		17
Deposits at broker for securities sold short	70,593		629,631
Receivables:
Investment securities sold	2,156		23,183
Fund shares sold	741		673
Interest and dividends from non-affiliates	71		426
Dividends from affiliates	—	(a)	—	(a)

Total Assets	176,908		1,335,163

LIABILITIES:
Payables:
Securities sold short, at value	70,301		630,655
Dividend expense to non-affiliates on securities sold short	63		638
Investment securities purchased	2,822		22,297
Interest expense to non-affiliates on securities sold short	—		141
Fund shares redeemed	213		942
Variation margin on futures contracts	—		25
Accrued liabilities:
Investment advisory fees	91		514
Shareholder servicing fees	17		79
Distribution fees	11		26
Custodian and accounting fees	21		22
Trustees’ and Chief Compliance Officer’s fees	—	(a)	2
Other	50		211

Total Liabilities	73,589		655,552

Net Assets	$103,319		$679,611

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2014

	Research Equity Long/Short Fund	Research Market Neutral Fund
NET ASSETS:
Paid-in-Capital	$94,892	$659,979
Accumulated undistributed (distributions in excess of) net investment income	(1,938)	(18,702)
Accumulated net realized gains (losses)	(1,312)	(34,068)
Net unrealized appreciation (depreciation)	11,677	72,402

Total Net Assets	$103,319	$679,611

Net Assets:
Class A	$51,554	$88,153
Class B	—	436
Class C	512	11,473
Class R5	58	—
Institutional Class	—	296,998
Select Class	51,195	282,551

Total	$103,319	$679,611

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	3,110	5,954
Class B	—	31
Class C	31	810
Class R5	3	—
Institutional Class	—	19,234
Select Class	3,058	18,512

Net Asset Value (a):
Class A — Redemption price per share	$16.58	$14.80
Class B — Offering price per share (b)	—	14.16
Class C — Offering price per share (b)	16.24	14.16
Class R5 — Offering and redemption price per share	16.88	—
Institutional Class — Offering and redemption price per share	—	15.44
Select Class — Offering and redemption price per share	16.74	15.26
Class A maximum sales charge	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$17.50	$15.62

Cost of investments in non-affiliates	$81,799	$475,039
Cost of investments in affiliates	1,202	40,733
Proceeds from securities sold short	61,646	537,600

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class B and Class C shares varies based upon length of time the shares are held

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2014	J.P. MORGAN SPECIALTY FUNDS	25

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED APRIL 30, 2014 (Unaudited)

(Amounts in thousands)

	Research Equity Long/Short Fund		Research Market Neutral Fund
INVESTMENT INCOME:
Interest income from affiliates	$—		$— (a)
Dividend income from non-affiliates	911		5,936
Dividend income from affiliates	—	(a)	4

Total investment income	911		5,940

EXPENSES:
Investment advisory fees	598		4,476
Administration fees	40		298
Distribution fees:
Class A	61		110
Class B	—		2
Class C	2		46
Shareholder servicing fees:
Class A	61		110
Class B	—		— (a)
Class C	1		15
Class R5	—	(a)	—
Institutional Class	—		155
Select Class	57		383
Custodian and accounting fees	23		27
Professional fees	30		36
Trustees’ and Chief Compliance Officer’s fees	1		5
Printing and mailing costs	3		25
Registration and filing fees	32		46
Transfer agent fees	31		158
Other	3		8
Dividend expense to non-affiliates on securities sold short	884		7,797
Interest expense to non-affiliates on securities sold short	103		690

Total expenses	1,930		14,387

Less amounts waived	(163)		(1,706)

Net expenses	1,767		12,681

Net investment income (loss)	(856)		(6,741)

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	5,477		66,242
Futures	—		(184)
Securities sold short	(5,321)		(57,184)

Net realized gain (loss)	156		8,874

Distributions of capital gains received from investment company affiliates	—	(a)	1
Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	2,346		(13,518)
Futures	—		(12)
Securities sold short	1,948		23,888

Change in net unrealized appreciation/depreciation	4,294		10,358

Net realized/unrealized gains (losses)	4,450		19,233

Change in net assets resulting from operations	$3,594		$12,492

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2014

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Research Equity Long/Short Fund		Research Market Neutral Fund
	Six Months Ended 4/30/2014 (Unaudited)	Year Ended 10/31/2013	Six Months Ended 4/30/2014 (Unaudited)	Year Ended 10/31/2013
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(856)	$(1,307)	$(6,741)	$(15,612)
Net realized gain (loss)	156	3,181	8,874	38,960
Distributions of capital gains received from investment company affiliates	— (a)	—	1	—
Change in net unrealized appreciation/depreciation	4,294	3,012	10,358	(13,609)

Change in net assets resulting from operations	3,594	4,886	12,492	9,739

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net realized gains	(1,622)	—	—	—
Class C
From net realized gains	(19)	—	—	—
Class R5
From net realized gains	(2)	—	—	—
Select Class
From net realized gains	(1,610)	—	—	—

Total distributions to shareholders	(3,253)	—	—	—

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	16,957	24,668	(46,412)	(60,729)

NET ASSETS:
Change in net assets	17,298	29,554	(33,920)	(50,990)
Beginning of period	86,021	56,467	713,531	764,521

End of period	$103,319	$86,021	$679,611	$713,531

Accumulated undistributed (distributions in excess of) net investment income	$(1,938)	$(1,082)	$(18,702)	$(11,961)

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2014	J.P. MORGAN SPECIALTY FUNDS	27

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Research Equity Long/Short Fund		Research Market Neutral Fund
	Six Months Ended 4/30/2014 (Unaudited)	Year Ended 10/31/2013	Six Months Ended 4/30/2014 (Unaudited)	Year Ended 10/31/2013
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$13,037	$23,164	$13,767	$42,858
Distributions reinvested	1,618	—	—	—
Cost of shares redeemed	(9,814)	(19,669)	(15,885)	(71,156)

Change in net assets resulting from Class A capital transactions	$4,841	$3,495	$(2,118)	$(28,298)

Class B
Proceeds from shares issued	$—	$—	$—	$51
Cost of shares redeemed	—	—	(112)	(255)

Change in net assets resulting from Class B capital transactions	$—	$—	$(112)	$(204)

Class C
Proceeds from shares issued	$132	$47	$601	$1,819
Distributions reinvested	19	—	—	—
Cost of shares redeemed	(219)	(82)	(3,505)	(7,003)

Change in net assets resulting from Class C capital transactions	$(68)	$(35)	$(2,904)	$(5,184)

Class R5
Distributions reinvested	$2	$—	$—	$—

Change in net assets resulting from Class R5 capital transactions	$2	$—	$—	$—

Institutional Class
Proceeds from shares issued	$—	$—	$73,193	$128,767
Cost of shares redeemed	—	—	(98,516)	(154,389)

Change in net assets resulting from Institutional Class capital transactions	$—	$—	$(25,323)	$(25,622)

Select Class
Proceeds from shares issued	$20,523	$30,946	$40,694	$32,481
Distributions reinvested	907	—	—	—
Cost of shares redeemed	(9,248)	(9,738)	(56,649)	(33,902)

Change in net assets resulting from Select Class capital transactions	$12,182	$21,208	$(15,955)	$(1,421)

Total change in net assets resulting from capital transactions	$16,957	$24,668	$(46,412)	$(60,729)

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2014

	Research Equity Long/Short Fund		Research Market Neutral Fund
	Six Months Ended 4/30/2014 (Unaudited)	Year Ended 10/31/2013	Six Months Ended 4/30/2014 (Unaudited)	Year Ended 10/31/2013
SHARE TRANSACTIONS:
Class A
Issued	788	1,438	929	2,935
Reinvested	100	—	—	—
Redeemed	(592)	(1,224)	(1,074)	(4,881)

Change in Class A Shares	296	214	(145)	(1,946)

Class B
Issued	—	—	—	4
Redeemed	—	—	(8)	(18)

Change in Class B Shares	—	—	(8)	(14)

Class C
Issued	8	3	43	130
Reinvested	1	—	—	—
Redeemed	(14)	(5)	(249)	(499)

Change in Class C Shares	(5)	(2)	(206)	(369)

Class R5
Reinvested	— (a)	—	—	—

Change in Class R5 Shares	— (a)	—	—	—

Institutional Class
Issued	—	—	4,747	8,500
Redeemed	—	—	(6,394)	(10,205)

Change in Institutional Class Shares	—	—	(1,647)	(1,705)

Select Class
Issued	1,225	1,905	2,693	2,159
Reinvested	56	—	—	—
Redeemed	(556)	(593)	(3,693)	(2,259)

Change in Select Class Shares	725	1,312	(1,000)	(100)

(a)	Amount rounds to less than 1,000 shares.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2014	J.P. MORGAN SPECIALTY FUNDS	29

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net realized gain
Research Equity Long/Short Fund
Class A
Six Months Ended April 30, 2014 (Unaudited)	$16.53	$(0.15	)(g)	$0.78	$0.63	$(0.58)
Year Ended October 31, 2013	15.39	(0.33	)(g)	1.47	1.14	—
Year Ended October 31, 2012	14.88	(0.27	)(g)	0.78	0.51	—
Year Ended October 31, 2011	15.41	(0.33	)(g)	(0.18)	(0.51)	(0.02)
May 28, 2010 (h) through October 31, 2010	15.00	(0.13	)(g)	0.54	0.41	—

Class C
Six Months Ended April 30, 2014 (Unaudited)	16.24	(0.19	)(g)	0.77	0.58	(0.58)
Year Ended October 31, 2013	15.20	(0.40	)(g)	1.44	1.04	—
Year Ended October 31, 2012	14.77	(0.34	)(g)	0.77	0.43	—
Year Ended October 31, 2011	15.38	(0.39	)(g)	(0.20)	(0.59)	(0.02)
May 28, 2010 (h) through October 31, 2010	15.00	(0.13	)(g)	0.51	0.38	—

Class R5
Six Months Ended April 30, 2014 (Unaudited)	16.78	(0.12	)(g)	0.80	0.68	(0.58)
Year Ended October 31, 2013	15.56	(0.26	)(g)	1.48	1.22	—
Year Ended October 31, 2012	14.98	(0.21	)(g)	0.79	0.58	—
Year Ended October 31, 2011	15.44	(0.27	)(g)	(0.17)	(0.44)	(0.02)
May 28, 2010 (h) through October 31, 2010	15.00	(0.08	)(g)	0.52	0.44	—

Select Class
Six Months Ended April 30, 2014 (Unaudited)	16.66	(0.13	)(g)	0.79	0.66	(0.58)
Year Ended October 31, 2013	15.48	(0.28	)(g)	1.46	1.18	—
Year Ended October 31, 2012	14.93	(0.24	)(g)	0.79	0.55	—
Year Ended October 31, 2011	15.43	(0.29	)(g)	(0.19)	(0.48)	(0.02)
May 28, 2010 (h) through October 31, 2010	15.00	(0.09	)(g)	0.52	0.43	—

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01%, unless otherwise noted.
(e)	The net expenses and expenses without waivers, reimbursements and earnings credits (excluding dividend expense and interest expense for securities sold short) for Class A are 1.75% and 2.09% for the six months ended April 30, 2014 and 1.75% and 2.19% for 2013, 1.75% and 2.09% for 2012, 1.75% and 2.29% for 2011 and 1.75% and 3.24% for 2010; for Class C are 2.25% and 2.59% for the six months ended April 30, 2014 and 2.25% and 2.69% for 2013, 2.25% and 2.59% for 2012, 2.25% and 2.73% for 2011 and 2.22% and 5.40% for 2010; for Class R5 are 1.30% and 1.64% for the six months ended April 30, 2014 and 1.30% and 1.74% for 2013, 1.30% and 1.64% for 2012, 1.30% and 1.83% for 2011 and 1.28% and 5.22% for 2010; for Select Class are 1.50% and 1.84% for the six months ended April 30, 2014 and 1.50% and 1.93% for 2013, 1.50% and 1.83% for 2012, 1.50% and 2.04% for 2011 and 1.48% and 5.39% for 2010, respectively.
(f)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(g)	Calculated based upon average shares outstanding.
(h)	Commencement of operations.
(i)	Ratios are disproportionate between classes due to the size of net assets and fixed expenses.

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2014

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (including dividend and interest expense for securities sold short) (d)(e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits (including dividend and interest expense for securities sold short) (e)		Portfolio turnover rate (excluding short sales) (b)(f)	Portfolio turnover rate (including short sales) (b)(f)

$16.58	3.92%	$51,554	3.80%	(1.89)%	4.14%		47%	82%
16.53	7.41	46,503	3.98	(2.03)	4.42		91	156
15.39	3.43	40,031	3.97	(1.81)	4.31		92	159
14.88	(3.29)	60,605	4.09	(2.19)	4.63		151	255
15.41	2.73	54,311	3.73	(1.96)	5.22	(i)	63	313

16.24	3.67	512	4.30	(2.37)	4.64		47	82
16.24	6.84	579	4.48	(2.53)	4.92		91	156
15.20	2.91	578	4.47	(2.33)	4.81		92	159
14.77	(3.82)	657	4.59	(2.62)	5.07		151	255
15.38	2.53	156	4.03	(2.08)	7.21	(i)	63	313

16.88	4.17	58	3.35	(1.44)	3.69		47	82
16.78	7.84	56	3.53	(1.58)	3.97		91	156
15.56	3.87	52	3.50	(1.39)	3.84		92	159
14.98	(2.83)	50	3.64	(1.75)	4.17		151	255
15.44	2.93	51	3.16	(1.31)	7.10	(i)	63	313

16.74	4.07	51,195	3.55	(1.65)	3.89		47	82
16.66	7.62	38,883	3.73	(1.74)	4.16		91	156
15.48	3.68	15,806	3.68	(1.58)	4.01		92	159
14.93	(3.09)	13,016	3.84	(1.89)	4.38		151	255
15.43	2.87	5,197	3.36	(1.51)	7.27	(i)	63	313

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2014	J.P. MORGAN SPECIALTY FUNDS	31

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net realized gain
Research Market Neutral Fund
Class A
Six Months Ended April 30, 2014 (Unaudited)	$14.58	$(0.16	)(g)	$0.38	$0.22	$—
Year Ended October 31, 2013	14.44	(0.35	)(g)	0.49	0.14	—
Year Ended October 31, 2012	14.71	(0.35	)(g)	0.08	(0.27)	—
Year Ended October 31, 2011	15.30	(0.35	)(g)	(0.24)	(0.59)	—
Year Ended October 31, 2010	15.39	(0.31	)(g)	0.37	0.06	(0.15)
Year Ended October 31, 2009	13.94	(0.25	)(g)	1.70	1.45	—

Class B
Six Months Ended April 30, 2014 (Unaudited)	13.98	(0.19	)(g)	0.37	0.18	—
Year Ended October 31, 2013	13.91	(0.41	)(g)	0.48	0.07	—
Year Ended October 31, 2012	14.25	(0.40	)(g)	0.06	(0.34)	—
Year Ended October 31, 2011	14.89	(0.41	)(g)	(0.23)	(0.64)	—
Year Ended October 31, 2010	15.05	(0.38	)(g)	0.37	(0.01)	(0.15)
Year Ended October 31, 2009	13.71	(0.32	)(g)	1.66	1.34	—

Class C
Six Months Ended April 30, 2014 (Unaudited)	13.99	(0.19	)(g)	0.36	0.17	—
Year Ended October 31, 2013	13.91	(0.41	)(g)	0.49	0.08	—
Year Ended October 31, 2012	14.25	(0.41	)(g)	0.07	(0.34)	—
Year Ended October 31, 2011	14.89	(0.40	)(g)	(0.24)	(0.64)	—
November 2, 2009 (i) through October 31, 2010	15.07	(0.36	)(g)	0.33	(0.03)	(0.15)

Institutional Class
Six Months Ended April 30, 2014 (Unaudited)	15.17	(0.13	)(g)	0.40	0.27	—
Year Ended October 31, 2013	14.95	(0.29	)(g)	0.51	0.22	—
Year Ended October 31, 2012	15.16	(0.29	)(g)	0.08	(0.21)	—
Year Ended October 31, 2011	15.68	(0.27	)(g)	(0.25)	(0.52)	—
Year Ended October 31, 2010	15.69	(0.23	)(g)	0.37	0.14	(0.15)
Year Ended October 31, 2009	14.14	(0.19	)(g)	1.74	1.55	—

Select Class
Six Months Ended April 30, 2014 (Unaudited)	15.02	(0.14	)(g)	0.38	0.24	—
Year Ended October 31, 2013	14.83	(0.32	)(g)	0.51	0.19	—
Year Ended October 31, 2012	15.08	(0.32	)(g)	0.07	(0.25)	—
Year Ended October 31, 2011	15.64	(0.31	)(g)	(0.25)	(0.56)	—
November 2, 2009 (i) through October 31, 2010	15.70	(0.27	)(g)	0.36	0.09	(0.15)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01%, unless otherwise noted.
(e)	The net expenses and expenses without waivers, reimbursements and earnings credits (excluding dividend expense and interest expense for securities sold short) for Class A are 1.49% and 1.92% for the six months ended April 30, 2014 and 1.49% and 1.93% for 2013, 1.49% and 1.99% for 2012, 1.48% and 1.93% for 2011, 1.48% and 1.95% for 2010 and 1.52% and 2.10% for 2009; for Class B are 1.99% and 2.42% for the six months ended April 30, 2014 and 1.99% and 2.43% for 2013, 1.99% and 2.48% for 2012, 1.98% and 2.43% for 2011, 1.98% and 2.45% for 2010 and 2.02% and 2.64% for 2009; for Class C are 1.99% and 2.42% for the six months ended April 30, 2014 and 1.99% and 2.43% for 2013, 1.99% and 2.49% for 2012, 1.98% and 2.43% for 2011 and 1.99% and 2.45% for 2010; for Institutional Class are 0.99% and 1.52% for the six months ended April 30, 2014 and 0.99% and 1.53% for 2013, 0.99% and 1.59% for 2012, 0.98% and 1.53% for 2011, 0.98% and 1.55% for 2010 and 1.02% and 1.72% for 2009; for Select Class are 1.24% and 1.67% for the six months ended April 30, 2014 and 1.24% and 1.68% for 2013, 1.24% and 1.74% for 2012, 1.23% and 1.68% for 2011 and 1.23% and 1.70% for 2010, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2014

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (including dividend and interest expense for securities sold short) (d)(e)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits (including dividend and interest expense for securities sold short) (e)	Portfolio turnover rate (excluding short sales) (b)(f)	Portfolio turnover rate (including short sales) (b)(f)

$14.80	1.51%	$88,153	3.84%		(2.19)%	4.27%	36%	83%
14.58	0.97	88,944	4.24		(2.42)	4.68	75	149
14.44	(1.84)	116,146	4.46		(2.47)	4.96	82	186
14.71	(3.86)	165,089	4.04		(2.32)	4.49	105	231
15.30	0.42	337,177	3.75		(2.02)	4.22	182	473
15.39	10.40	179,117	3.75	(h)	(1.66)	4.33	218	558

14.16	1.29	436	4.34		(2.68)	4.77	36	83
13.98	0.50	542	4.74		(2.94)	5.18	75	149
13.91	(2.39)	741	4.96		(2.93)	5.45	82	186
14.25	(4.30)	1,547	4.54		(2.82)	4.99	105	231
14.89	(0.04)	2,479	4.35		(2.57)	4.82	182	473
15.05	9.77	3,512	4.25	(h)	(2.21)	4.87	218	558

14.16	1.22	11,473	4.34		(2.67)	4.77	36	83
13.99	0.58	14,209	4.74		(2.92)	5.18	75	149
13.91	(2.39)	19,275	4.96		(2.97)	5.46	82	186
14.25	(4.30)	27,566	4.54		(2.79)	4.99	105	231
14.89	(0.17)	25,121	4.11		(2.46)	4.57	182	473

15.44	1.78	296,998	3.34		(1.68)	3.87	36	83
15.17	1.47	316,843	3.74		(1.91)	4.28	75	149
14.95	(1.39)	337,565	3.99		(1.98)	4.59	82	186
15.16	(3.32)	517,140	3.54		(1.79)	4.09	105	231
15.68	0.93	465,026	3.20		(1.49)	3.77	182	473
15.69	10.96	121,365	3.25	(h)	(1.21)	3.95	218	558

15.26	1.60	282,551	3.59		(1.93)	4.02	36	83
15.02	1.28	292,993	3.99		(2.15)	4.43	75	149
14.83	(1.66)	290,794	4.17		(2.19)	4.67	82	186
15.08	(3.58)	341,976	3.79		(2.06)	4.24	105	231
15.64	0.60	610,302	3.34		(1.73)	3.81	182	473

(f)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(g)	Calculated based upon average shares outstanding.
(h)	Includes interest expense (except interest expense on securities sold short) of 0.03%.
(i)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2014	J.P. MORGAN SPECIALTY FUNDS	33

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2014 (Unaudited)

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 2 separate funds of the Trust (collectively, the “Funds”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Research Equity Long/Short Fund	Class A, Class C, Class R5 and Select Class	Diversified (effective 2/28/13)
Research Market Neutral Fund	Class A, Class B, Class C, Institutional Class and Select Class	Diversified

The investment objective of Research Equity Long/Short Fund is to seek to provide long term capital appreciation.

The investment objective of Research Market Neutral Fund is to seek to provide long-term capital appreciation from a broadly diversified portfolio of U.S. stocks while neutralizing the general risks associated with stock market investing.

Effective November 1, 2009, Class B Shares of the Research Market Neutral Fund may not be purchased or acquired by new or existing shareholders, except through exchanges from Class B Shares of another J.P. Morgan Fund and dividend reinvestments. Shareholders who have invested in Class B Shares prior to November 1, 2009 may continue to hold their Class B Shares until they convert automatically to Class A Shares.

Class A Shares generally provide for a front-end sales charge while Class B and Class C Shares provide for a contingent deferred sales charge (“CDSC”). Class B Shares automatically convert to Class A Shares after eight years. No sales charges are assessed with respect to Class R5, Institutional Class and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Funds are valued. Securities listed on the NASDAQ Stock Market LLC are generally valued at the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on prices received from independent or affiliated pricing services approved by the Board of Trustees or third party broker-dealers. The pricing services or broker-dealers use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services or broker-dealers may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services or broker-dealers also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair values. Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at each investment company’s net asset value per share (“NAV”) as of the report date.

Certain investments of the Funds may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Funds to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material. Futures and options are generally valued on the basis of available market quotations. Swaps and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such pricing services or values received are deemed not representative of fair value, values will be obtained from a third party broker-dealer or counterparty.

Securities or other assets for which market quotations are not readily available or for which market quotations are deemed to not represent the fair value of the security or asset at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. The Board of Trustees has established an Audit and Valuation Committee to assist with the oversight of the valuation of the Funds’ securities. JPMorgan Funds Management, Inc. (the “Administrator”, or “JPMFM”) has established a Valuation Committee (“VC”) that is comprised of senior representatives from JPMFM, J.P. Morgan Investment Management Inc. (the “Adviser” or “JPMIM”), and J.P. Morgan Asset Management’s Legal, Compliance and Risk Management groups and the Funds’ Chief Compliance Officer. The VC’s responsibilities include making determinations regarding Level 3 fair value measurements (“Fair Values”) and/or providing recommendations for approval to the Board of Trustees’ Audit and Valuation Committee, in accordance with the Funds’ valuation policies.

34	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2014

The VC or Board of Trustees, as applicable, primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The VC or Board of Trustees may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed.

It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. JPMFM and JPMIM are responsible for monitoring developments that may impact Fair Values and for discussing and assessing Fair Values on an ongoing, and at least a quarterly basis with the VC and Board of Trustees, as applicable. The appropriateness of Fair Values is assessed based on results of unchanged price review and consideration of macro or security specific events, back testing, and broker and vendor due diligence.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the fair value of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

Research Equity Long/Short Fund

	Level 1 Quote prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$103,333	$—	$—	$103,333

Total Liabilities (a)	$(70,301)	$—	$—	$(70,301)

Research Market Neutral Fund
	Level 1 Quote prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (b)	$680,457	$776	$—	$681,233

Total Liabilities (a)	$(630,655)	$—	$—	$(630,655)

Appreciation in Other Financial Instruments
Futures Contracts	$(4)	$—	$—	$(4)

(a)	All portfolio holdings designated as Level 1 are disclosed individually on the SOIs. Please refer to the SOIs for industry specifics of portfolio holdings.
(b)	All portfolio holdings designated as Level 1 and Level 2 are disclosed individually on the SOIs. Level 2 consists of a U.S. Treasury Bill that is held for futures contracts collateral. Please refer to the SOIs for industry specifics of portfolio holdings.

There were no transfers among any levels during the six months ended April 30, 2014.

B. Futures Contracts — Research Market Neutral Fund uses index futures contracts to more effectively manage the long and short equity exposures in the portfolio. The use of futures contracts exposes the Fund to equity price risk.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as change in net unrealized

APRIL 30, 2014	J.P. MORGAN SPECIALTY FUNDS	35

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2014 (Unaudited) (continued)

appreciation/depreciation in the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated in the SOI and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The Fund may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The table below discloses the volume of the Fund’s futures contracts activity during the six months ended April 30, 2014 (amounts in thousands):

Research Market Neutral Fund
Futures Contracts:
Average Notional Balance Short	$7,330
Ending Notional Balance Short	8,263

The Fund’s futures contracts are not subject to master netting arrangements.

C. Short Sales — The Funds engage in short sales as part of their normal investment activities. In a short sale, the Funds sell securities they do not own. In order to deliver securities to the purchaser, the Funds borrow securities from a broker. To close out a short position, the Funds deliver the same securities to the broker.

The Funds are required to pledge cash or securities to the broker as collateral for the securities sold short. Collateral requirements are calculated daily based on the current market value of the short positions. Cash collateral deposited with the broker is recorded as an asset on the Statements of Assets and Liabilities. Securities segregated as collateral are denoted in the SOIs. The Funds may receive or pay the net of the following amounts: (i) a portion of the income from the investment of cash collateral; (ii) the broker’s fee on the borrowed securities (calculated daily based upon the market value of each borrowed security and a variable rate that is dependent on availability of the security); and (iii) a financing charge for the difference between the market value of the short position and cash collateral deposited with the broker. The net income or fee is reported as interest income or interest expense, respectively, on securities sold short in the Statements of Operations.

The Funds are obligated to pay the broker dividends declared on short positions when a position is open on the record date. Dividends on short positions are reported on ex-dividend date on the Statements of Operations as dividend expense on securities sold short.

Liabilities for securities sold short are reported at market value on the Statements of Assets and Liabilities and the change in market value is recorded as change in net unrealized appreciation/depreciation on the Statements of Operations. Short sale transactions may result in unlimited losses as the security’s price increases and the short position loses value. There is no upward limit on the price a borrowed security could attain. The Funds are also subject to risk of loss if the broker were to fail to perform its obligations under the contractual terms.

The Funds will record a realized loss if the price of the borrowed security increases between the date of the short sale and the date on which the Funds replace the borrowed security. The Funds will record a realized gain if the price of the borrowed security declines between those dates.

At April 30, 2014, the Funds had outstanding short sales as listed on their SOIs.

D. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income net of foreign taxes withheld, if any, less dividend expense on securities sold short, is recorded on the ex-dividend date or when a Fund first learns of the dividend.

To the extent such information is publically available, the Funds record distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of the components of distributions (and consequently their net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

E. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

36	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2014

F. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of April 30, 2014, no liability for income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Fund’s Federal tax returns for the prior three fiscal years, or since inception if shorter, remain subject to examination by the Internal Revenue Service.

G. Distributions to Shareholders — Distributions from net investment income are generally declared and paid annually for the Research Equity Long/Short Fund, and are generally declared and paid quarterly for the Research Market Neutral Fund and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, the Adviser, an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), supervises the investments of each Fund and for such services is paid a fee. The fee is accrued daily and paid monthly at an annual rate of 1.25% of each Fund’s respective average daily net assets.

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator, an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended April 30, 2014, the effective annualized rate was 0.08% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class B and Class C Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class B	Class C
Research Equity Long/Short Fund	0.25%	n/a	0.75%
Research Market Neutral Fund	0.25	0.75%	0.75

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class B and Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended April 30, 2014, the Distributor retained the following amounts (in thousands):

	Front-End Sales Charge	CDSC
Research Equity Long/Short Fund	$1	$—
Research Market Neutral Fund	1	—	(a)

(a)	Amount rounds to less than $1,000.

D. Shareholder Servicing Fees — The Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R5	Institutional Class	Select Class
Research Equity Long/Short Fund	0.25%	n/a	0.25%	0.05%	n/a	0.25%
Research Market Neutral Fund	0.25	0.25%	0.25	n/a	0.10%	0.25

APRIL 30, 2014	J.P. MORGAN SPECIALTY FUNDS	37

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2014 (Unaudited) (continued)

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For these services, the Funds pay JPMCB transaction and asset based fees that vary according to the number of transactions and positions, plus out-of-pocket expense. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statements of Operations. Payments to the custodian may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately in the Statements of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statements of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R5	Institutional Class	Select Class
Research Equity Long/Short Fund	1.75%	n/a	2.25%	1.30%	n/a	1.50%
Research Market Neutral Fund	1.50	2.00%	2.00	n/a	1.00%	1.25

The expense limitation agreements were in effect for the six months ended April 30, 2014. The contractual expense limitation percentages in the table above are in place until at least February 28, 2015.

For the six months ended April 30, 2014, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total
Research Equity Long/Short Fund	$99	$40	$24	$163
Research Market Neutral Fund	1,199	298	155	1,652

Additionally, the Funds may invest in one or more money market funds advised by the Adviser or its affiliates. The Adviser, Administrator and Distributor, as shareholder servicing agent, waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Funds’ investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amounts of these waivers resulting from investments in these money market funds for the six months ended April 30, 2014 were as follows (amounts in thousands):

Research Equity Long/Short Fund	$—	(a)
Research Market Neutral Fund	54

(a)	Amount rounds to less than $1,000.

G. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with Federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended April 30, 2014, the Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Adviser.

The Funds may use related party broker-dealers. For the six months ended April 30, 2014, the Funds did not incur any brokerage commissions with broker-dealers affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

38	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2014

4. Investment Transactions

During the six months ended April 30, 2014, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Securities Sold Short	Covers on Securities Sold Short
Research Equity Long/Short Fund	$48,458	$50,811	$34,911	$34,985
Research Market Neutral Fund	243,196	334,389	233,532	313,447

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at April 30, 2014 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Research Equity Long/Short Fund	$83,001	$20,764	$432	$20,332
Research Market Neutral Fund	515,772	168,641	3,180	165,461

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Funds after October 31, 2011 are carried forward indefinitely, and retain their character as short-term and/or long-term losses. Prior to the Act, net capital losses incurred by the Funds were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At October 31, 2013, the Funds had pre-enactment net capital loss carryforwards, expiring during the year indicated, which are available to offset future realized gains (amounts in thousands):

	2019	Total
Research Market Neutral Fund	$12,455	$12,455

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Funds because the Funds and the series of JPMorgan Trust II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 10, 2014.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at April 30, 2014, or at any time during the period then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statements of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

The J.P. Morgan Investor Funds, which are affiliated funds of funds, own in the aggregate, approximately 37.3% of the net assets of the Research Market Neutral Fund.

Additionally, Research Equity Long/Short Fund has several shareholders, which are accounts maintained by financial intermediaries on behalf of their clients, that own significant portions of the Fund’s outstanding shares.

Significant shareholder transactions by these shareholders, if any, may impact the Funds’ performance.

APRIL 30, 2014	J.P. MORGAN SPECIALTY FUNDS	39

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2014 (Unaudited) (continued)

As of April 30, 2014, the Research Equity Long/Short Fund pledged a substantial portion of its assets to BNP Paribas for securities sold short and the Research Market Neutral Fund pledged substantially all of its assets to Goldman Sachs & Co. for securities sold short. For the Research Equity Long/Short Fund and the Research Market Neutral Fund, deposits at broker for securities sold short, as noted on the Statements of Assets and Liabilities, are held at BNP Paribas or Goldman Sachs & Co., respectively.

40	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2014

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, November 1, 2013, and continued to hold your shares at the end of the reporting period, April 30, 2014.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value November 1, 2013	Ending Account Value April 30, 2014	Expenses Paid During the Period*	Annualized Expense Ratio
Research Equity Long/Short Fund
Class A
Actual	$1,000.00	$1,039.20	$19.21	3.80%
Hypothetical	1,000.00	1,005.95	18.90	3.80
Class C
Actual	1,000.00	1,036.70	21.71	4.30
Hypothetical	1,000.00	1,003.47	21.36	4.30
Class R5
Actual	1,000.00	1,041.70	16.96	3.35
Hypothetical	1,000.00	1,008.18	16.68	3.35
Select Class
Actual	1,000.00	1,040.70	17.96	3.55
Hypothetical	1,000.00	1,007.19	17.67	3.55

Research Market Neutral Fund
Class A
Actual	$1,000.00	$1,015.10	$19.19	3.84%
Hypothetical	1,000.00	1,005.75	19.10	3.84
Class B
Actual	1,000.00	1,012.90	21.66	4.34
Hypothetical	1,000.00	1,003.27	21.56	4.34
Class C
Actual	1,000.00	1,012.20	21.65	4.34
Hypothetical	1,000.00	1,003.27	21.56	4.34
Institutional Class
Actual	1,000.00	1,017.80	16.71	3.34
Hypothetical	1,000.00	1,008.23	16.63	3.34
Select Class
Actual	1,000.00	1,016.00	17.94	3.59
Hypothetical	1,000.00	1,006.99	17.86	3.59

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

APRIL 30, 2014	J.P. MORGAN SPECIALTY FUNDS	41

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2014. All rights reserved. April 2014.	SAN-SPEC-414

Semi-Annual Report

J.P. Morgan Specialty Funds

April 30, 2014 (Unaudited)

JPMorgan Market Neutral Fund

(formerly Highbridge Statistical Market Neutral Fund)

Investments in the Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of the Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Fund.

Prospective investors should refer to the Fund’s prospectus for a discussion of the Fund’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

May 29, 2014 (Unaudited)

Dear Shareholder:

Broad improvement in the global economy — particularly in developed markets — drove global equity prices to successive record highs during the six months ended April 30, 2014. While bond markets experienced periodic volatility, the concerted efforts of central banks to hold down interest rates and thus tamp down inflationary pressures ultimately helped bond prices to recover somewhat toward the end of the period. Globally, investors appeared to shrug off events that had rattled financial markets: the U.S. Federal Reserve’s (the “Fed”) decision to taper its asset purchasing; severe winter weather across large parts of the U.S.; the continuing political/military crisis in Ukraine; and broad concerns about the health of China’s economy.

“Central bank policies in the U.S. and Europe are beginning to diverge, with the Fed moving toward a more normalized economy and the European Central Bank committed to intervention and guarding against the threat of price deflation.”

In December, the Fed followed through on its stated policy direction and reduced its monthly purchases of U.S. Treasury bonds and mortgage-backed securities by $10 billion to $75 billion and further cut purchases to $55 billion by the end of April. The initial move in December set off a rally in U.S. equities that drove share prices to record highs by the end of calendar year 2013.

While U.S. economic indicators showed incremental improvement through the first half of the reporting period, a string of winter storms curbed economic activity and held down productivity to a larger extent than was generally known at the time. Subsequent data showed the U.S. economy shrank by 1% in the first three months of 2014, even as consumer spending on services had the largest increase in 14 years. Winter storms crimped profits at airlines, parcel delivery firms and homebuilders. Bond prices rebounded somewhat in 2014, as slower-than-expected domestic growth and instability in emerging markets lifted demand for fixed income securities. For the six months ended April 30, 2014, the Standard & Poor’s 500 Index returned 8.36%, while the Barclays U.S. Aggregate Index returned 1.74%.

In Europe, the crisis in Ukraine threatened to disrupt the economic stability that had returned during the second half of 2013. Though a direct military confrontation between Ukraine and Russia had largely been avoided, the imposition of economic sanctions against leading members of Russian President Vladimir Putin’s inner circle raised questions about Europe’s dependence on natural gas exports from Russia. At the end of the reporting period, European energy supplies remained intact. Moreover, the European Union’s continued economic recovery – marked by Ireland’s exit from the bloc’s bailout program – and healthy corporate profits, combined with mergers and acquisitions activity, helped to lift equity markets. Bond prices across Europe also gained as instability in emerging markets drove investors to seek yield elsewhere.

In Japan, equity markets reached record highs and outperformed other developed markets at the end of calendar year 2013. However, investor enthusiasm for the policies of Prime Minister Shinzo Abe began to recede in 2014 as the Japanese economy showed signs of sputtering. An April 1, 2014 increase in the national consumption tax further weakened investor sentiment amid concerns the tax hike would curb domestic demand. Exporters, particularly automakers, came under pressure on expectations that a strengthening yen may erase the comparative advantage they had enjoyed over the past year. The Morgan Stanley Capital International Europe, Australasia, Far East Index (net of foreign withholding taxes) returned 4.44% for the six-month period.

China and Emerging Markets

Emerging market volatility continued throughout the six-month period. The Fed’s decision in December to taper off asset purchases sparked a sell-off across emerging markets that drove volatility in emerging market currencies. Disappointing economic data from China, combined with the first default in the Chinese bond market, again raised concerns about the potential for a sharp slowdown in growth. Demand from China is a major driver of emerging market exports and a slower growth in the Chinese economy would have an outsized impact on emerging market economies. Elsewhere, a currency crisis in Argentina and political uncertainty surrounding election cycles in select emerging markets also weighed on financial markets. The Morgan Stanley Capital International Emerging Markets Index (net of foreign withholdings taxes) returned -2.98% for the six-month period. Despite the headwinds facing emerging markets, the Barclays Emerging Markets USD Aggregate Index returned 3.00%, which illustrates the extent to which investors were willing to take on risk in their search for extra yield.

Central bank policies in the U.S. and Europe are beginning to diverge, with the Fed moving toward a more normalized economy and the European Central Bank committed to intervention and guarding against the threat of price deflation. The trajectory of Japan’s economy is uncertain and emerging markets remain vulnerable to shocks from developments in China, changes in investor sentiment and domestic political turmoil. This backdrop reinforces the wisdom of maintaining a long-term view of your investment portfolio and the benefits derived from diversified holdings.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

APRIL 30, 2014	J.P. MORGAN SPECIALTY FUNDS	1

JPMorgan Market Neutral Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2014 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)* . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	0.76%
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	0.03%

Net Assets as of 4/30/2014 (In Thousands) . . . . . . . . . . . . . . . .	$175,716

INVESTMENT OBJECTIVE**

The JPMorgan Market Neutral Fund (the “Fund”), previously known as the Highbridge Statistical Market Neutral Fund, seeks to provide long-term capital appreciation from a broadly diversified portfolio of U.S. stocks while neutralizing the general risks associated with stock market investing.

Effective December 6, 2013, the Fund’s investment objective, certain of its investment strategies and portfolio management team changed. The Fund’s investment performance would have been different if the Fund were managed using the strategies in effect as of December 6, 2013 for the entire period.

HOW DID THE MARKET PERFORM?

Central banks in most developed market economies continued their efforts to stimulate growth with accommodative policies. In the U.S., the Federal Reserve reduced its monthly asset purchases by $30 billion to $55 billion in the face of steady improvements in employment and other economic indicators. The Fed’s initial move in December set off a wave of selling in emerging markets that led to currency volatility. Severe winter weather across large parts of the U.S. was a drag on economic growth and especially impacted airlines, parcel delivery companies and home builders. However, the U.S. equity market regained momentum and the Dow Jones Industrial Average closed at a record high 16,576.66 points on April 30, 2014.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) outperformed the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index for the six months ended April 30, 2014.

For the period October 31, 2013 to December 5, 2013, the Fund’s managers used four forecast themes — fundamental, relative value, event/news and technical/liquidity — to attempt to differentiate between attractive and unattractive stocks during the reporting period. The Fund’s fundamental forecasts detracted from performance during the reporting period. The Fund’s technical/liquidity forecasts and event/news forecasts also detracted. The Fund’s relative value forecast contributed positively to its returns.

For the period, December 6, 2013 to April 30, 2014, the Fund’s security selection in the basic materials and the semi-

conductors sectors contributed to the Fund’s return, while security selection in the industrial cyclical and media sectors detracted from return for the reporting period.

Individual contributors to the Fund’s return for the period December 6, 2013 through April 30, 2014, included the Fund’s long position in Alcoa Inc. and its short position in Cliffs Natural Resources Inc. in the basic materials sector and the Fund’s long position in Avago Technologies Inc. in the semiconductors sector. Shares of Alcoa, an aluminum manufacturer, gained from the company’s moves to close plants that were uncompetitive or provided excess capacity. Shares of Cliffs Natural Resources, an iron ore miner, weakened amid harsh winter weather in the U.S. and a proxy battle with an activist investor seeking control of the company. Shares of Avago, a Singapore maker of analog semiconductors, gained on better than expected year-over-year revenue growth in the wireless and wired infrastructure segments, as well as on robust overall gross margin.

Individual detractors from the Fund’s return for the period December 6, 2013 through April 30, 2014, included the Fund’s short positions in Electronic Arts Inc. and Lockheed Martin Corp. and its long position in General Motors Corp. Shares of Electronic Arts, a maker of game software, rose on better-than-expected sales growth. Shares of Lockheed Martin, a U.S. aerospace company, strengthened on new military contracts in the wake of a bipartisan budget agreement in Washington. Shares of General Motors, an automaker, fell on a troubled recall of 2.6 million cars due to faulty ignition switches.

HOW WAS THE FUND POSITIONED?

Following the change in the Fund’s management on December 6, 2013, the Fund’s portfolio managers aimed to construct a portfolio of long and short positions with a low correlation to traditional investments such as stocks and bonds. The Fund’s portfolio managers used fundamental research to estimate companies’ long-term earnings forecasts, ranking approximately 600 large- and mid-cap stocks into five quintiles. The Fund’s portfolio managers looked to the top two quintiles for potential long positions in stocks that they believed were undervalued and the bottom two quintiles for potential short positions in stocks that they believed were overvalued.

2	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2014

TOP TEN LONG POSITIONS OF THE PORTFOLIO***
1.	United Technologies Corp.	2.6%
2.	Time Warner, Inc.	2.5
3.	Avago Technologies Ltd.	2.4
4.	ACE Ltd.	2.0
5.	Honeywell International, Inc.	1.8
6.	Johnson & Johnson	1.8
7.	Fluor Corp.	1.7
8.	CSX Corp.	1.6
9.	Alcoa, Inc.	1.5
10.	Bristol-Myers Squibb Co.	1.4

TOP TEN SHORT POSITIONS OF THE PORTFOLIO****
1.	Lockheed Martin Corp.	2.5%
2.	AT&T, Inc.	2.4
3.	Southern Co. (The)	2.3
4.	Intel Corp.	2.1
5.	Pfizer, Inc.	1.9
6.	General Electric Co.	1.9
7.	Praxair, Inc.	1.8
8.	Hershey Co. (The)	1.5
9.	Boeing Co. (The)	1.5
10.	Rockwell Automation, Inc.	1.4

LONG POSITION PORTFOLIO COMPOSITION BY SECTOR***
Financials	17.9%
Industrials	16.3
Information Technology	16.2
Consumer Discretionary	13.4
Health Care	10.8
Consumer Staples	7.9
Utilities	6.1
Materials	5.8
Energy	1.9
Others (each less than 1.0%)	1.0
Short-Term Investment	2.7

SHORT POSITION PORTFOLIO COMPOSITION BY SECTOR****
Financials	18.8%
Industrials	16.4
Information Technology	15.1
Consumer Discretionary	12.8
Health Care	10.7
Consumer Staples	8.8
Materials	6.9
Utilities	5.4
Energy	2.7
Telecommunication Services	2.4

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles gener- ally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total long investments as of April 30, 2014. The Fund’s portfolio composition is subject to change.
****	Percentages indicated are based on total short investments as of April 30, 2014. The Fund’s portfolio composition is subject to change.

APRIL 30, 2014	J.P. MORGAN SPECIALTY FUNDS	3

JPMorgan Market Neutral Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2014 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2014

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	11/30/05
Without Sales Charge		0.56%	(0.69)%	(2.05)%	0.24%
With Sales Charge**		(4.71)	(5.90)	(3.10)	(0.40)
CLASS C SHARES	11/30/05
Without CDSC		0.36	(1.21)	(2.54)	(0.26)
With CDSC***		(0.64)	(2.21)	(2.54)	(0.26)
SELECT CLASS SHARES	11/30/05	0.76	(0.41)	(1.80)	0.50

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (11/30/05 TO 4/30/14)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on November 30, 2005.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Market Neutral Fund, BofA Merrill Lynch 3-Month U.S. Treasury Bill Index and Lipper Alternative Equity Market-Neutral Funds Index from November 30, 2005 to April 30, 2014. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Alternative Equity Market-Neutral Funds Index includes expenses asso-

ciated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond, 3 months from the rebalancing date. The Lipper Alternative Equity Market-Neutral Funds Index represents the total returns of the funds in the indicated category as defined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2014

JPMorgan Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2014 (Unaudited)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Long Positions — 101.5% (j)
		Common Stocks — 98.8%
		Consumer Discretionary — 13.6%
		Auto Components — 0.9%
6		Lear Corp.	522
13		TRW Automotive Holdings Corp. (a)	1,012

			1,534

		Automobiles — 1.0%
50		General Motors Co.	1,716

		Hotels, Restaurants & Leisure — 1.2%
6		Dunkin’ Brands Group, Inc.	264
18		Royal Caribbean Cruises Ltd.	931
10		Starbucks Corp.	671
4		Starwood Hotels & Resorts Worldwide, Inc.	322

			2,188

		Household Durables — 1.2%
9		Harman International Industries, Inc.	933
14		Lennar Corp., Class A	553
31		PulteGroup, Inc.	569

			2,055

		Internet & Catalog Retail — 0.9%
4		Amazon.com, Inc. (a)	1,110
—	(h)	Priceline Group, Inc. (The) (a)	463

			1,573

		Media — 5.4%
23		CBS Corp. (Non-Voting), Class B	1,338
23		Comcast Corp., Class A	1,200
15		DISH Network Corp., Class A (a)	845
5		Time Warner Cable, Inc.	642
68		Time Warner, Inc.	4,511
34		Twenty-First Century Fox, Inc., Class B	1,065

			9,601

		Specialty Retail — 2.2%
1		AutoZone, Inc. (a)	326
16		Home Depot, Inc. (The)	1,306
18		Lowe’s Cos., Inc.	830
25		TJX Cos., Inc. (The)	1,442

			3,904

		Textiles, Apparel & Luxury Goods — 0.8%
9		Lululemon Athletica, Inc., (Canada) (a)	405
16		V.F. Corp.	981

			1,386

		Total Consumer Discretionary	23,957

SHARES	SECURITY DESCRIPTION	VALUE($)

	Consumer Staples — 8.0%
	Beverages — 2.0%
25	Coca-Cola Co. (The)	1,011
17	Constellation Brands, Inc., Class A (a)	1,384
12	Dr. Pepper Snapple Group, Inc.	651
8	Molson Coors Brewing Co., Class B	456

		3,502

	Food & Staples Retailing — 0.9%
6	Costco Wholesale Corp.	729
12	CVS Caremark Corp.	880

		1,609

	Food Products — 2.1%
37	Archer-Daniels-Midland Co.	1,597
60	Mondelez International, Inc., Class A	2,152

		3,749

	Household Products — 1.2%
26	Procter & Gamble Co. (The)	2,154

	Personal Products — 0.5%
13	Estee Lauder Cos., Inc. (The), Class A	907

	Tobacco — 1.3%
25	Philip Morris International, Inc.	2,168

	Total Consumer Staples	14,089

	Energy — 2.0%
	Energy Equipment & Services — 0.7%
13	Schlumberger Ltd.	1,271

	Oil, Gas & Consumable Fuels — 1.3%
6	Cheniere Energy, Inc. (a)	329
10	EOG Resources, Inc.	939
5	Hess Corp.	410
11	Marathon Oil Corp.	405
1	Occidental Petroleum Corp.	133

		2,216

	Total Energy	3,487

	Financials — 18.1%
	Banks — 3.9%
102	Bank of America Corp.	1,538
18	BB&T Corp.	665
10	CIT Group, Inc.	430
26	Citigroup, Inc.	1,256
6	PNC Financial Services Group, Inc. (The)	462
11	Popular, Inc., (Puerto Rico) (a)	343
43	Wells Fargo & Co.	2,118

		6,812

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2014	J.P. MORGAN SPECIALTY FUNDS	5

JPMorgan Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2014 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — Continued
	Capital Markets — 3.2%
29	Charles Schwab Corp. (The)	766
4	Goldman Sachs Group, Inc. (The)	655
28	Invesco Ltd.	981
52	Morgan Stanley	1,602
15	State Street Corp.	946
20	TD Ameritrade Holding Corp.	648

		5,598

	Consumer Finance — 0.4%
10	Capital One Financial Corp.	715

	Diversified Financial Services — 0.4%
4	IntercontinentalExchange Group, Inc.	787

	Insurance — 6.2%
35	ACE Ltd., (Switzerland)	3,601
10	Aflac, Inc.	634
13	Axis Capital Holdings Ltd., (Bermuda)	609
5	Hartford Financial Services Group, Inc. (The)	179
18	Marsh & McLennan Cos., Inc.	905
41	MetLife, Inc.	2,149
17	Prudential Financial, Inc.	1,393
9	Travelers Cos., Inc. (The)	855
17	XL Group plc, (Ireland)	529

		10,854

	Real Estate Investment Trusts (REITs) — 4.0%
4	AvalonBay Communities, Inc.	606
7	Boston Properties, Inc.	876
14	Brixmor Property Group, Inc.	303
30	DDR Corp.	513
9	Digital Realty Trust, Inc.	456
10	Extra Space Storage, Inc.	506
31	General Growth Properties, Inc.	721
1	GEO Group, Inc. (The)	21
16	Highwoods Properties, Inc.	642
12	Kilroy Realty Corp.	732
13	Liberty Property Trust	499
19	Prologis, Inc.	754
33	Sunstone Hotel Investors, Inc.	477

		7,106

	Total Financials	31,872

	Health Care — 11.0%
	Biotechnology — 3.4%
8	Alexion Pharmaceuticals, Inc. (a)	1,283
7	Biogen Idec, Inc. (a)	1,915
5	BioMarin Pharmaceutical, Inc. (a)	274

SHARES	SECURITY DESCRIPTION	VALUE($)

	Biotechnology — Continued
10	Celgene Corp. (a)	1,511
15	Vertex Pharmaceuticals, Inc. (a)	1,038

		6,021

	Health Care Equipment & Supplies — 1.8%
14	Abbott Laboratories	538
68	Boston Scientific Corp. (a)	852
23	Stryker Corp.	1,780

		3,170

	Health Care Providers & Services — 2.1%
6	Aetna, Inc.	423
12	Humana, Inc.	1,279
5	McKesson Corp.	870
14	UnitedHealth Group, Inc.	1,053

		3,625

	Health Care Technology — 0.3%
10	Cerner Corp. (a)	507

	Pharmaceuticals — 3.4%
49	Bristol-Myers Squibb Co.	2,471
31	Johnson & Johnson	3,189
5	Merck & Co., Inc.	299

		5,959

	Total Health Care	19,282

	Industrials — 16.6%
	Aerospace & Defense — 4.8%
35	Honeywell International, Inc.	3,254
5	L-3 Communications Holdings, Inc.	615
39	United Technologies Corp.	4,616

		8,485

	Airlines — 1.2%
24	Delta Air Lines, Inc.	865
30	United Continental Holdings, Inc. (a)	1,214

		2,079

	Building Products — 0.4%
34	Masco Corp.	678

	Construction & Engineering — 1.8%
41	Fluor Corp.	3,112

	Electrical Equipment — 2.0%
20	Eaton Corp. plc	1,418
30	Emerson Electric Co.	2,040

		3,458

SEE NOTES TO FINANCIAL STATEMENTS.

6	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2014

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — Continued
	Machinery — 2.0%
9	Deere & Co.	859
25	PACCAR, Inc.	1,601
11	SPX Corp.	1,122

		3,582

	Road & Rail — 3.9%
8	Canadian Pacific Railway Ltd., (Canada)	1,232
101	CSX Corp.	2,843
5	Norfolk Southern Corp.	460
12	Union Pacific Corp.	2,302

		6,837

	Trading Companies & Distributors — 0.5%
4	W.W. Grainger, Inc.	916

	Total Industrials	29,147

	Information Technology — 16.5%
	Communications Equipment — 1.4%
34	Cisco Systems, Inc.	797
20	QUALCOMM, Inc.	1,606

		2,403

	Internet Software & Services — 3.2%
27	eBay, Inc. (a)	1,389
4	Google, Inc., Class A (a)	2,134
4	Google, Inc., Class C (a)	2,207

		5,730

	IT Services — 2.1%
14	Accenture plc, (Ireland), Class A	1,096
3	Alliance Data Systems Corp. (a)	709
14	Cognizant Technology Solutions Corp., Class A (a)	682
6	Fidelity National Information Services, Inc.	306
4	Visa, Inc., Class A	847

		3,640

	Semiconductors & Semiconductor Equipment — 7.8%
38	Applied Materials, Inc.	718
8	ASML Holding N.V., (Netherlands) Reg. S	659
27	Atmel Corp. (a)	210
67	Avago Technologies Ltd., (Singapore)	4,282
61	Freescale Semiconductor Ltd. (a)	1,339
26	KLA-Tencor Corp.	1,676
27	Lam Research Corp. (a)	1,571
46	Maxim Integrated Products, Inc.	1,489
34	ON Semiconductor Corp. (a)	318
39	Teradyne, Inc. (a)	692
16	Xilinx, Inc.	732

		13,686

SHARES	SECURITY DESCRIPTION	VALUE($)

	Software — 2.0%
22	Adobe Systems, Inc. (a)	1,387
13	Citrix Systems, Inc. (a)	763
13	Microsoft Corp.	524
9	VMware, Inc., Class A (a)	807

		3,481

	Total Information Technology	28,940

	Materials — 5.8%
	Chemicals — 1.7%
22	Axiall Corp.	1,007
21	Dow Chemical Co. (The)	1,048
9	Monsanto Co.	951

		3,006

	Construction Materials — 0.6%
9	Martin Marietta Materials, Inc.	1,132

	Containers & Packaging — 0.3%
12	Crown Holdings, Inc. (a)	575

	Metals & Mining — 3.0%
198	Alcoa, Inc.	2,672
91	Alumina Ltd., (Australia), ADR (a)	451
33	Freeport-McMoRan Copper & Gold, Inc.	1,128
37	United States Steel Corp.	951

		5,202

	Paper & Forest Products — 0.2%
8	International Paper Co.	359

	Total Materials	10,274

	Telecommunication Services — 1.0%
	Diversified Telecommunication Services — 1.0%
37	Verizon Communications, Inc.	1,715

	Utilities — 6.2%
	Electric Utilities — 2.3%
24	American Electric Power Co., Inc.	1,270
13	Edison International	724
18	FirstEnergy Corp.	591
14	NextEra Energy, Inc.	1,399

		3,984

	Multi-Utilities — 3.0%
52	CMS Energy Corp.	1,576
15	Dominion Resources, Inc.	1,052
23	NiSource, Inc.	819
23	Public Service Enterprise Group, Inc.	961
10	Sempra Energy	949

		5,357

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2014	J.P. MORGAN SPECIALTY FUNDS	7

JPMorgan Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2014 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — Continued
	Water Utilities — 0.9%
34	American Water Works Co., Inc.	1,529

	Total Utilities	10,870

	Total Common Stocks (Cost $166,359)	173,633

Short-Term Investment — 2.7%
4,728	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.010% (b) (l) (Cost $4,728)	4,728

	Total Investments — 101.5% (Cost $171,087)	178,361
	Liabilities in Excess of Other Assets — (1.5)%	(2,645)

	NET ASSETS — 100.0%	$175,716

Short Positions — 97.8%
	Common Stocks — 97.8%
	Consumer Discretionary — 12.6%
	Auto Components — 0.7%
20	BorgWarner, Inc.	1,222

	Automobiles — 1.0%
103	Ford Motor Co.	1,669

	Diversified Consumer Services — 0.3%
1	Graham Holdings Co., Class B	591

	Hotels, Restaurants & Leisure — 3.5%
13	Carnival Corp.	511
32	Choice Hotels International, Inc.	1,418
70	Hilton Worldwide Holdings, Inc. (a)	1,522
17	Marriott International, Inc., Class A	962
8	McDonald’s Corp.	811
18	Tim Hortons, Inc., (Canada)	977

		6,201

	Internet & Catalog Retail — 1.2%
3	Expedia, Inc.	227
65	Groupon, Inc. (a)	455
4	Netflix, Inc. (a)	1,414

		2,096

	Leisure Products — 1.0%
21	Hasbro, Inc.	1,171
15	Mattel, Inc.	606

		1,777

	Media — 3.8%
13	AMC Networks, Inc., Class A (a)	882
14	Discovery Communications, Inc., Class A (a)	1,045
49	News Corp., Class B (a)	815

SHARES	SECURITY DESCRIPTION	VALUE($)

	Media — Continued
24	Omnicom Group, Inc.	1,653
29	Scripps Networks Interactive, Inc., Class A	2,183

		6,578

	Multiline Retail — 0.4%
13	Kohl’s Corp.	693

	Specialty Retail — 0.5%
3	Advance Auto Parts, Inc.	321
10	Bed Bath & Beyond, Inc. (a)	622

		943

	Textiles, Apparel & Luxury Goods — 0.2%
6	Under Armour, Inc., Class A (a)	274

	Total Consumer Discretionary	22,044

	Consumer Staples — 8.6%
	Beverages — 0.7%
2	Boston Beer Co., Inc. (The), Class A (a)	468
9	Brown-Forman Corp., Class B	786

		1,254

	Food & Staples Retailing — 2.3%
45	Sysco Corp.	1,625
11	Walgreen Co.	778
21	Wal-Mart Stores, Inc.	1,661

		4,064

	Food Products — 2.9%
27	Campbell Soup Co.	1,246
27	Hershey Co. (The)	2,560
15	Mead Johnson Nutrition Co.	1,308

		5,114

	Household Products — 1.6%
33	Church & Dwight Co., Inc.	2,266
7	Clorox Co. (The)	609

		2,875

	Tobacco — 1.1%
47	Altria Group, Inc.	1,868

	Total Consumer Staples	15,175

	Energy — 2.7%
	Energy Equipment & Services — 0.4%
9	National Oilwell Varco, Inc.	675

	Oil, Gas & Consumable Fuels — 2.3%
9	Energen Corp.	678
21	Kinder Morgan, Inc.	673
11	Murphy Oil Corp.	710
14	ONEOK, Inc.	857

SEE NOTES TO FINANCIAL STATEMENTS.

8	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2014

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — Continued
	Oil, Gas & Consumable Fuels — Continued
50	WPX Energy, Inc. (a)	1,055

		3,973

	Total Energy	4,648

	Financials — 18.4%
	Banks — 5.1%
33	Associated Banc-Corp.	581
34	BancorpSouth, Inc.	800
26	Bank of Hawaii Corp.	1,420
10	Commerce Bancshares, Inc.	419
12	Cullen/Frost Bankers, Inc.	887
52	First Horizon National Corp.	598
18	Hancock Holding Co.	597
10	Prosperity Bancshares, Inc.	610
5	Signature Bank (a)	576
14	Trustmark Corp.	330
17	UMB Financial Corp.	1,011
105	Valley National Bancorp	1,048

		8,877

	Capital Markets — 2.5%
4	Ameriprise Financial, Inc.	491
3	BlackRock, Inc.	948
28	Franklin Resources, Inc.	1,471
17	Northern Trust Corp.	1,015
6	T. Rowe Price Group, Inc.	527

		4,452

	Consumer Finance — 0.2%
6	Discover Financial Services	314

	Diversified Financial Services — 0.5%
10	NASDAQ OMX Group, Inc. (The)	365
13	Voya Financial, Inc.	457

		822

	Insurance — 6.0%
7	Allstate Corp. (The)	404
7	Aon plc, (United Kingdom)	628
18	Arch Capital Group Ltd., (Bermuda) (a)	1,044
18	Assurant, Inc.	1,242
21	Chubb Corp. (The)	1,912
2	PartnerRe Ltd., (Bermuda)	221
15	Principal Financial Group, Inc.	724
65	Progressive Corp. (The)	1,566
4	RenaissanceRe Holdings Ltd., (Bermuda)	374
20	Torchmark Corp.	1,604
20	W.R. Berkley Corp.	877

		10,596

SHARES	SECURITY DESCRIPTION	VALUE($)

	Real Estate Investment Trusts (REITs) — 4.1%
9	Equity Residential	505
8	Federal Realty Investment Trust	882
1	GEO Group, Inc. (The)	21
13	Home Properties, Inc.	776
39	Hudson Pacific Properties, Inc.	927
16	Omega Healthcare Investors, Inc.	562
5	Public Storage	807
6	SL Green Realty Corp.	618
17	Tanger Factory Outlet Centers, Inc.	621
29	UDR, Inc.	740
31	Washington Real Estate Investment Trust	763

		7,222

	Total Financials	32,283

	Health Care — 10.4%
	Biotechnology — 1.7%
11	Amgen, Inc.	1,214
7	Isis Pharmaceuticals, Inc. (a)	174
10	Medivation, Inc. (a)	625
2	Regeneron Pharmaceuticals, Inc. (a)	534
5	United Therapeutics Corp. (a)	455

		3,002

	Health Care Equipment & Supplies — 2.2%
10	Becton, Dickinson & Co.	1,103
2	C.R. Bard, Inc.	216
17	Medtronic, Inc.	1,003
16	Zimmer Holdings, Inc.	1,595

		3,917

	Health Care Providers & Services — 2.0%
7	AmerisourceBergen Corp.	470
14	Cardinal Health, Inc.	956
6	Cigna Corp.	488
4	Express Scripts Holding Co. (a)	292
14	WellPoint, Inc.	1,359

		3,565

	Health Care Technology — 0.3%
32	Allscripts Healthcare Solutions, Inc. (a)	483

	Pharmaceuticals — 4.2%
35	AbbVie, Inc.	1,818
39	Eli Lilly & Co.	2,315
103	Pfizer, Inc.	3,224

		7,357

	Total Health Care	18,324

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2014	J.P. MORGAN SPECIALTY FUNDS	9

JPMorgan Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2014 (Unaudited) (continued)

(Amounts in thousands, except number of Futures contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — Continued
	Industrials — 16.0%
	Aerospace & Defense — 5.2%
20	Boeing Co. (The)	2,522
26	Lockheed Martin Corp.	4,307
25	Raytheon Co.	2,353

		9,182

	Air Freight & Logistics — 0.5%
10	United Parcel Service, Inc., Class B	946

	Airlines — 0.4%
26	Southwest Airlines Co.	638

	Electrical Equipment — 1.4%
20	Rockwell Automation, Inc.	2,418

	Industrial Conglomerates — 3.0%
8	3M Co.	1,101
13	Danaher Corp.	971
119	General Electric Co.	3,210

		5,282

	Machinery — 2.4%
7	Caterpillar, Inc.	714
24	Dover Corp.	2,093
17	Illinois Tool Works, Inc.	1,420

		4,227

	Professional Services — 0.0% (g)
1	Advisory Board Co. (The) (a)	63

	Road & Rail — 2.2%
99	Heartland Express, Inc.	2,144
21	Knight Transportation, Inc.	487
48	Werner Enterprises, Inc.	1,238

		3,869

	Trading Companies & Distributors — 0.9%
20	Fastenal Co.	1,010
8	GATX Corp.	538

		1,548

	Total Industrials	28,173

	Information Technology — 14.7%
	Internet Software & Services — 1.1%
29	AOL, Inc. (a)	1,240
17	Twitter, Inc. (a)	672

		1,912

	IT Services — 2.8%
21	Automatic Data Processing, Inc.	1,629
8	International Business Machines Corp.	1,617

SHARES	SECURITY DESCRIPTION	VALUE($)

	IT Services — Continued
25	Paychex, Inc.	1,034
22	Vantiv, Inc., Class A (a)	680

		4,960

	Semiconductors & Semiconductor Equipment — 8.3%
118	Advanced Micro Devices, Inc. (a)	484
22	Analog Devices, Inc.	1,131
134	Intel Corp.	3,573
52	Linear Technology Corp.	2,304
43	Microchip Technology, Inc.	2,054
116	NVIDIA Corp.	2,140
51	Taiwan Semiconductor Manufacturing Co., Ltd., (Taiwan), ADR	1,025
40	Texas Instruments, Inc.	1,824

		14,535

	Software — 2.2%
73	Electronic Arts, Inc. (a)	2,059
26	Oracle Corp.	1,059
4	Red Hat, Inc. (a)	213
12	Salesforce.com, Inc. (a)	629

		3,960

	Technology Hardware, Storage & Peripherals — 0.3%
9	Seagate Technology plc, (Ireland)	494

	Total Information Technology	25,861

	Materials — 6.7%
	Chemicals — 4.5%
24	Cabot Corp.	1,402
8	E.I. du Pont de Nemours & Co.	505
12	Ecolab, Inc.	1,252
3	LyondellBasell Industries N.V., Class A	268
24	OM Group, Inc.	713
24	Praxair, Inc.	3,129
9	Valspar Corp. (The)	676

		7,945

	Containers & Packaging — 0.3%
15	Bemis Co., Inc.	601

	Metals & Mining — 1.7%
91	Cliffs Natural Resources, Inc.	1,613
26	Nucor Corp.	1,349

		2,962

	Paper & Forest Products — 0.2%
3	Domtar Corp., (Canada)	308

	Total Materials	11,816

SEE NOTES TO FINANCIAL STATEMENTS.

10	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2014

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — Continued
	Telecommunication Services — 2.4%
	Diversified Telecommunication Services — 2.4%
117	AT&T, Inc.	4,187

	Utilities — 5.3%
	Electric Utilities — 3.5%
21	Entergy Corp.	1,486
19	PPL Corp.	620
87	Southern Co. (The)	3,976

		6,082

SHARES	SECURITY DESCRIPTION	VALUE($)

	Multi-Utilities — 1.8%
28	Consolidated Edison, Inc.	1,601
10	SCANA Corp.	542
23	Wisconsin Energy Corp.	1,096

		3,239

	Total Utilities	9,321

	Total Securities Sold Short (Proceeds $166,042)	$171,832

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 04/30/14	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Short Futures Outstanding
(18)	E-mini S&P 500	06/20/14	$(1,690)	$—	(h)

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS:

ADR	— American Depositary Receipt
Reg. S

—  Security was purchased pursuant to Regulations under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

(a)	— Non-income producing security.

(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(g)	— Amount rounds to less than 0.1%.
(h)	— Amount rounds to less than one thousand (shares or dollars).
(j)	— All or a portion of these securities are segregated for short sales.
(l)	— The rate shown is the current yield as of April 30, 2014.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2014	J.P. MORGAN SPECIALTY FUNDS	11

STATEMENT OF ASSETS AND LIABILITIES

AS OF APRIL 30, 2014 (Unaudited)

(Amounts in thousands, except per share amounts)

	JPMorgan Market Neutral Fund
ASSETS:
Investments in non-affiliates, at value	$173,633
Investments in affiliates, at value	4,728

Total investment securities, at value	178,361
Cash	13
Deposits at broker for securities sold short	168,397
Deposits at broker for futures contracts	240
Receivables:
Investment securities sold	10,835
Fund shares sold	83
Dividends from non-affiliates	149
Dividends from affiliates	—	(a)

Total Assets	358,078

LIABILITIES:
Payables:
Securities sold short, at value	171,832
Dividend expense to non-affiliates on securities sold short	214
Investment securities purchased	9,202
Interest expense to non-affiliates on securities sold short	58
Fund shares redeemed	460
Variation margin on futures contracts	5
Accrued liabilities:
Investment advisory fees	147
Distribution fees	27
Custodian and accounting fees	63
Trustees’ and Chief Compliance Officer’s fees	2
Other	352

Total Liabilities	182,362

Net Assets	$175,716

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

12	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2014

JPMorgan Market Neutral Fund
NET ASSETS:
Paid-in-Capital	$283,364
Accumulated undistributed (distributions in excess of) net investment income	(10,000)
Accumulated net realized gains (losses)	(99,132)
Net unrealized appreciation (depreciation)	1,484

Total Net Assets	$175,716

Net Assets:
Class A	$61,551
Class C	22,044
Select Class	92,121

Total	$175,716

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	4,285
Class C	1,585
Select Class	6,302

Net Asset Value (b):
Class A — Redemption price per share	$14.36
Class C — Offering price per share (c)	13.91
Select Class — Offering and redemption price per share	14.62
Class A maximum sales charge	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$15.16

Cost of investments in non-affiliates	$166,359
Cost of investments in affiliates	4,728
Proceeds from securities sold short	166,042

(a)	Amount rounds to less than $1,000.
(b)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(c)	Redemption price for Class C shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2014	J.P. MORGAN SPECIALTY FUNDS	13

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED APRIL 30, 2014 (Unaudited)

(Amounts in thousands)

JPMorgan Market Neutral Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$1,486
Dividend income from affiliates	3

Total investment income	1,489

EXPENSES:
Investment advisory fees	1,491
Administration fees	91
Distribution fees:
Class A	88
Class C	91
Shareholder servicing fees:
Class A	88
Class C	30
Select Class	154
Custodian and accounting fees	79
Professional fees	30
Trustees’ and Chief Compliance Officer’s fees	1
Printing and mailing costs	14
Registration and filing fees	43
Transfer agent fees	187
Other	6
Dividend expense to non-affiliates on securities sold short	1,937
Interest expense to non-affiliates on securities sold short	397

Total expenses	4,727

Less amounts waived	(767)
Less earnings credits	— (a)

Net expenses	3,960

Net investment income (loss)	(2,471)

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	24,967
Futures	(105)
Securities sold short	(22,048)

Net realized gain (loss)	2,814

Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	(8,201)
Futures	— (a)
Securities sold short	9,540

Change in net unrealized appreciation/depreciation	1,339

Net realized/unrealized gains (losses)	4,153

Change in net assets resulting from operations	$1,682

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2014

STATEMENT OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	JPMorgan Market Neutral Fund
	Six Months Ended 4/30/2014 (Unaudited)	Year Ended 10/31/2013
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(2,471)	$(11,455)
Net realized gain (loss)	2,814	(10,410)
Change in net unrealized appreciation/depreciation	1,339	16,298

Change in net assets resulting from operations	1,682	(5,567)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(100,833)	(344,533)

NET ASSETS:
Change in net assets	(99,151)	(350,100)
Beginning of period	274,867	624,967

End of period	$175,716	$274,867

Accumulated undistributed (distributions in excess of) net investment income	$(10,000)	$(7,529)

CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$5,633	$37,475
Cost of shares redeemed	(23,856)	(161,406)

Change in net assets resulting from Class A capital transactions	$(18,223)	$(123,931)

Class C
Proceeds from shares issued	$933	$3,978
Cost of shares redeemed	(5,691)	(21,082)

Change in net assets resulting from Class C capital transactions	$(4,758)	$(17,104)

Select Class
Proceeds from shares issued	$6,801	$90,243
Cost of shares redeemed	(84,653)	(293,741)

Change in net assets resulting from Select Class capital transactions	$(77,852)	$(203,498)

Total change in net assets resulting from capital transactions	$(100,833)	$(344,533)

SHARE TRANSACTIONS:
Class A
Issued	391	2,562
Redeemed	(1,662)	(11,100)

Change in Class A Shares	(1,271)	(8,538)

Class C
Issued	67	283
Redeemed	(409)	(1,483)

Change in Class C Shares	(342)	(1,200)

Select Class
Issued	464	6,073
Redeemed	(5,804)	(19,897)

Change in Select Class Shares	(5,340)	(13,824)

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2014	J.P. MORGAN SPECIALTY FUNDS	15

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net asset value, end of period	Total return (excludes sales charge) (b)(c)
Market Neutral Fund
Class A
Six Months Ended April 30, 2014 (Unaudited)	$14.27	$(0.17	)(g)	$0.26	$0.09	$—	$14.36	0.63%
Year Ended October 31, 2013	14.55	(0.37	)(g)	0.09	(0.28)	—	14.27	(1.92)
Year Ended October 31, 2012	14.68	(0.40	)(g)(h)	0.27	(0.13)	—	14.55	(0.89)
Year Ended October 31, 2011	15.21	(0.33	)(g)	(0.20)	(0.53)	—	14.68	(3.48)
Year Ended October 31, 2010	15.88	(0.39	)(g)	(0.28)	(0.67)	—	15.21	(4.22)
Year Ended October 31, 2009	16.27	(0.36	)(g)	(0.01)	(0.37)	(0.02)	15.88	(2.25)

Class C
Six Months Ended April 30, 2014 (Unaudited)	13.86	(0.20	)(g)	0.25	0.05	—	13.91	0.36
Year Ended October 31, 2013	14.19	(0.44	)(g)	0.11	(0.33)	—	13.86	(2.33)
Year Ended October 31, 2012	14.39	(0.46	)(g)(h)	0.26	(0.20)	—	14.19	(1.39)
Year Ended October 31, 2011	14.99	(0.39	)(g)	(0.21)	(0.60)	—	14.39	(4.00)
Year Ended October 31, 2010	15.73	(0.46	)(g)	(0.28)	(0.74)	—	14.99	(4.70)
Year Ended October 31, 2009	16.18	(0.44	)(g)	— (i)	(0.44)	(0.01)	15.73	(2.73)

Select Class
Six Months Ended April 30, 2014 (Unaudited)	14.51	(0.15	)(g)	0.26	0.11	—	14.62	0.76
Year Ended October 31, 2013	14.75	(0.35	)(g)	0.11	(0.24)	—	14.51	(1.63)
Year Ended October 31, 2012	14.84	(0.37	)(g)(h)	0.28	(0.09)	—	14.75	(0.61)
Year Ended October 31, 2011	15.35	(0.29	)(g)	(0.22)	(0.51)	—	14.84	(3.32)
Year Ended October 31, 2010	15.98	(0.35	)(g)	(0.28)	(0.63)	—	15.35	(3.94)
Year Ended October 31, 2009	16.34	(0.32	)(g)	(0.01)	(0.33)	(0.03)	15.98	(2.01)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	The net expenses and expenses without waivers, reimbursements and earnings credits (excluding dividend expenses and interest expense for short sales) for Class A are 1.57 and 2.27 for the six months ended April 30, 2014, 1.94% and 2.47% for 2013, 1.94% and 2.62% for 2012, 1.94% and 2.54% for 2011, 1.92% and 2.48% for 2010 and 1.95% and 2.46% for 2009; for Class C are 2.07 and 2.77 for the six months ended April 30, 2014, 2.44% and 2.97% for 2013, 2.44% and 3.13% for 2012, 2.44% and 3.04% for 2011, 2.43% and 2.99% for 2010 and 2.45% and 2.96% for 2009; for Select Class are 1.34 and 2.04 for the six months ended April 30, 2014, 1.69% and 2.23% for 2013, 1.69% and 2.38% for 2012, 1.69% and 2.29% for 2011, 1.68% and 2.24% for 2010 and 1.70% and 2.21% for 2009, respectively.
(f)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(g)	Calculated based upon average shares outstanding.
(h)	Reflects a special dividend paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividend, the net investment income (loss) per share would have been $(0.42), $(0.48) and $(0.39) for Class A, Class C, and Select Class Shares, respectively, and the net investment income (loss) ratio would have been (2.85)%, (3.34)% and (2.59)% for Class A, Class C and Select Class Shares, respectively.
(i)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2014

	Ratios/Supplemental data
	Ratios to average net assets (a)
Net assets, end of period (000’s)	Net expenses (d)(e)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits (including dividend and interest expense for securities sold short) (e)	Portfolio turnover rate (excluding short sales) (b)(f)	Portfolio turnover rate (including short sales) (b)(f)

$61,551	3.71%	(2.35)%		4.41%	274%	567%
79,290	3.77	(2.59)		4.30	527	1182
205,025	3.98	(2.73	)(h)	4.66	451	916
501,934	3.66	(2.18)		4.26	673	1398
814,296	3.76	(2.51)		4.32	496	1017
1,074,747	4.01	(2.23)		4.52	638	1276

22,044	4.21	(2.85)		4.91	274	567
26,699	4.27	(3.10)		4.80	527	1182
44,388	4.48	(3.22	)(h)	5.17	451	916
78,333	4.13	(2.65)		4.73	673	1398
171,961	4.27	(3.01)		4.83	496	1017
299,034	4.51	(2.74)		5.02	638	1276

92,121	3.48	(2.10)		4.18	274	567
168,878	3.52	(2.33)		4.06	527	1182
375,554	3.73	(2.47	)(h)	4.42	451	916
545,296	3.43	(1.89)		4.02	673	1398
1,261,887	3.52	(2.26)		4.08	496	1017
2,046,527	3.76	(1.99)		4.27	638	1276

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2014	J.P. MORGAN SPECIALTY FUNDS	17

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2014 (Unaudited)

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following is a separate fund of the Trust (the “Fund”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
JPMorgan Market Neutral Fund*	Class A, Class C and Select Class	Diversified

*	Effective December 6, 2013, the Highbridge Statistical Market Neutral Fund changed its name to JPMorgan Market Neutral Fund.

The investment objective of the Fund is to seek to provide long-term absolute (positive) returns in all market environments from a broadly diversified portfolio of stocks while neutralizing the general risks associated with stock market investing. Effective December 6, 2013, the Fund’s investment objective changed to the Fund seeks to provide long-term capital appreciation from a broadly diversified portfolio of U.S. stocks while neutralizing the general risks associated with stock market investing.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Fund’s prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Fund are valued. Securities listed on the NASDAQ Stock Market LLC are generally valued at the NASDAQ Official Closing Price. Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at each investment company’s net asset value per share (“NAV”) as of the report date.

Certain investments of the Fund may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Fund to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material. Futures and options are generally valued on the basis of available market quotations. Swaps and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such pricing services or values received are deemed not representative of fair value, values will be obtained from a third party broker-dealer or counterparty.

Securities or other assets for which market quotations are not readily available or for which market quotations are deemed to not represent the fair value of the security or asset at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. The Board of Trustees has established an Audit and Valuation Committee to assist with the oversight of the valuation of the Fund’s securities. JPMorgan Funds Management, Inc. (the “Administrator”, or “JPMFM”) has established a Valuation Committee (“VC”) that is comprised of senior representatives from JPMFM, J.P. Morgan Investment Management Inc. (the “Adviser” or “JPMIM”), and J.P. Morgan Asset Management’s Legal, Compliance and Risk Management groups and the Fund’s Chief Compliance Officer. The VC’s responsibilities include making determinations regarding Level 3 fair value measurements (“Fair Values”) and/or providing recommendations for approval to the Board of Trustees’ Audit and Valuation Committee, in accordance with the Fund’s valuation policies.

The VC or Board of Trustees, as applicable, primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The VC or Board of Trustees may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry.

It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. JPMFM and JPMIM are responsible for monitoring developments that may impact Fair Values and for discussing and assessing Fair Values on an ongoing, and at least a quarterly basis with the VC and Board of Trustees, as applicable. The appropriateness of Fair Values is assessed based on results of unchanged price review and consideration of macro or security specific events, back testing, and broker and vendor due diligence.

18	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2014

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the fair value of the Fund’s investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table represents each valuation input as presented on the Schedule of Portfolio Investments (“SOI”) (amounts in thousands):

	Level 1 Quote prices		Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$178,361		$—	$—	$178,361

Total Liabilities (a)	$(171,832)		$—	$—	(171,832)

Appreciation in other Financial Instruments
Futures Contracts	$—	(b)	$—	$—	$—	(b)

(a)	All portfolio holdings designated as Level 1 are disclosed individually on the SOI. Please refer to the SOI for industry specifics of portfolio holdings.
(b)	Amount rounds to less than $1,000.

There were no transfers among any levels during the six months ended April 30, 2014.

B. Restricted and Illiquid Securities — Certain securities held by the Fund may be subject to legal or contractual restrictions on resale and/or are illiquid. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933. Illiquid securities are securities which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately their fair value and include, but are not limited to, repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net assets of the Fund.

As of April 30, 2014, the Fund did not hold any restricted or illiquid securities.

C. Short Sales — The Fund engages in short sales as part of its normal investment activities. In a short sale, the Fund sells securities it does not own. In order to deliver securities to the purchaser, the Fund borrows securities from a broker. To close out a short position, the Fund delivers the same securities to the broker.

The Fund is required to pledge cash or securities to the broker as collateral for the securities sold short. Collateral requirements are calculated daily based on the current market value of the short positions. Cash collateral deposited with the broker is recorded as an asset on the Statement of Assets and Liabilities. Securities segregated as collateral are denoted in the SOI. The Fund may receive or pay the net of the following amounts: (i) a portion of the income from the investment of cash collateral; (ii) the broker’s fee on the borrowed securities (calculated daily based upon the market value of each borrowed security and a variable rate that is dependent on availability of the security); and (iii) a financing charge for the difference between the market value of the short position and cash collateral deposited with the broker. The net income or fee is reported as interest income or interest expense, respectively, on securities sold short in the Statement of Operations.

The Fund is obligated to pay the broker dividends declared on short positions when a position is open on the record date. Dividends on short positions are reported on ex-dividend date on the Statement of Operations as dividend expense on securities sold short.

Liabilities for securities sold short are reported at market value on the Statement of Assets and Liabilities and the change in market value is recorded as change in net unrealized appreciation/depreciation on the Statement of Operations. Short sale transactions may result in unlimited losses as the security’s price increases and the short position loses value. There is no upward limit on the price a borrowed security could attain. The Fund is also subject to risk of loss if the broker were to fail to perform its obligations under the contractual terms.

The Fund will record a realized loss if the price of the borrowed security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will record a realized gain if the price of the borrowed security declines between those dates.

At April 30, 2014, the Fund had outstanding short sales as listed on its SOI.

APRIL 30, 2014	J.P. MORGAN SPECIALTY FUNDS	19

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2014 (Unaudited) (continued)

D. Futures Contracts — The Fund uses index futures contracts to gain or reduce exposure to the stock market, maintain liquidity and minimize transaction costs. The Fund buys futures contracts to immediately invest incoming cash in the market or sells futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity. The use of futures contracts exposes the Fund to equity price risk.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as change in net unrealized appreciation/depreciation in the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated in the SOI and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The Fund may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The Fund’s futures contracts are not subject to master netting arrangements.

The table below discloses the volume of the Fund’s futures contracts activity during the six months ended April 30, 2014 (amount in thousands):

	JPMorgan Market Neutral Fund
Futures Contracts
Average Notional Balance Short	$2,028	(a)
Ending Notional Balance Short	1,690

(a)	For the period December 1, 2013 through April 30, 2014

E. Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held. Accordingly, such foreign currency gains (losses) are included in the reported Change in net unrealized appreciation/depreciation on investment transactions on the Statement of Operations. The Fund does isolate the effect of changes in foreign exchange rates from fluctuations when determining realized gain or loss for sales of fixed income securities.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the Statement of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end and are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the Statement of Operations.

F. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income net of foreign taxes withheld, if any, less dividend expense on securities sold short is recorded on the ex-dividend date or when the Fund first learns of the dividend.

To the extent such information is publicly available, the Fund records distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Fund adjusts the estimated amounts of the components of distributions (and consequently its net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

20	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2014

G. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

H. Federal Income Taxes — The Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Fund’s tax positions for all open tax years and has determined that as of April 30, 2014, no liability for income tax is required in the Fund’s financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Fund’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

I. Distributions to Shareholders — Distributions from net investment income are generally declared and paid quarterly and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, the Adviser, an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), supervises the investments of the Fund and for such services is paid a fee. The fee is accrued daily and paid monthly at an annual rate of 1.75% of the Fund’s average daily net assets. As of October 31, 2013, the annual rate was 1.50% of the Fund’s average daily net assets. The fee is contractually limited to 1.50% of the Fund’s average daily net assets until such time as the Fund commences with the borrowing of money from banks for investment purposes. Effective December 6, 2013, the Fund’s investment advisory fee changed to 1.25%.

The Adviser, on behalf of the Fund, had entered into an investment sub-advisory agreement with Highbridge Capital Management, LLC (“HCM”) which is wholly-owned by JPMorgan Asset Management Holdings, Inc. For its services as sub-adviser, HCM received a portion of the fees payable to the Adviser. The fee was accrued daily and paid monthly at an annual rate of 1.25% of the Fund’s average daily net assets. During the period from November 1, 2013 through December 6, 2013, the annual rate was 1.10% of the Fund’s average daily net assets. The fee is contractually limited to 1.10% of the Fund’s average daily net assets until such time as the Fund commences with the borrowing of money from banks for investment purposes. Effective December 6, 2013, HCM no longer serves as the Investment Sub-adviser to the Fund.

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator, an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Fund. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended April 30, 2014, the effective annualized rate was 0.08% of the Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Fund’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A and Class C Shares of the Fund in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Fund shall pay distribution fees, including payments to the Distributor, at annual rates of 0.25% and 0.75% of the average daily net assets of Class A and Class C Shares, respectively.

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended April 30, 2014, the Distributor retained the following amounts (in thousands):

Front-End Sales Charge	CDSC
$2	$—(a)

(a)	Amount rounds to less than $1,000

APRIL 30, 2014	J.P. MORGAN SPECIALTY FUNDS	21

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2014 (Unaudited) (continued)

D. Shareholder Servicing Fees — The Trust, on behalf of the Fund, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is accrued daily and paid monthly equal to 0.25% of the average daily net assets of Class A, Class C and Select Class Shares.

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Fund under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Fund. For these services, the Fund pays JPMCB transaction and asset based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Fund for custody and accounting services, respectively, are included in Custodian and accounting fees in the Statement of Operations. Payments to the custodian may be reduced by credits earned by the Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statement of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Fund to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Fund’s average daily net assets as shown in the table below:

Class A	Class C	Select Class
1.50%	2.00%	1.25%

The expense limitation agreement was in effect for the six months ended April 30, 2014. Effective December 6, 2013, the contractual expense limitation percentages were reduced by 0.45% for each class from 1.95%, 2.45% and 1.70%, for Class A, Class C and Select Class Shares, respectively. The contractual expense limitation percentages are in place until at least February 28, 2015.

For the six months ended April 30, 2014, the Fund’s service providers waived fees and/or reimbursed expenses for the Fund as follows (amounts in thousands). None of these parties expect the Fund to repay any such waived fees and/or reimbursed expenses in future years.

Contractual Waivers
Investment Advisory	Administration	Shareholder Servicing	Total
$373	$91	$272	$736

Additionally, the Fund may invest in one or more money market funds advised by the Adviser or its affiliates. The Adviser, Administrator and Distributor, as shareholder servicing agent, waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Fund’s investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amount of waivers resulting from investments in these money market funds for the six months ended April 30, 2014 was approximately $31,000.

G. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Fund for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Fund in accordance with Federal securities regulations. The Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended April 30, 2014, the Fund may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Adviser.

The Fund may use related party broker-dealers. For the six months ended April 30, 2014, the Fund did not incur any brokerage commissions with broker-dealers affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Fund to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

22	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2014

4. Investment Transactions

During the six months ended April 30, 2014, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Securities Sold Short	Covers on Securities Sold Short
$476,075	$529,494	$458,221	$508,981

During the six months ended April 30, 2014, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at April 30, 2014 were as follows (amounts in thousands):

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$171,087	$9,286	$2,012	$7,274

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Fund after October 31, 2011 are carried forward indefinitely, and retain their character as short-term and/or long-term losses. Prior to the Act, net capital losses incurred by the Fund were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At October 31, 2013, the Fund had net short-term capital loss carryforwards of approximately $34,304,000.

At October 31, 2013, the Fund had pre-enactment net capital loss carryforwards, expiring during the year indicated, which are available to offset future realized gains (amounts in thousands):

2018	2019	Total
$25,458	$23,268	$48,726

6. Borrowings

The Fund relies upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Fund to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Fund because the Fund and the series of JPMorgan Trust II are both investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Fund. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 10, 2014.

The Fund had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at April 30, 2014.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statement of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

As of April 30, 2014, the Fund pledged substantially all of its assets to Morgan Stanley & Co. Incorporated for securities sold short. Deposits at broker for securities sold short, as noted on the Statement of Assets and Liabilities, are held at Morgan Stanley & Co. Incorporated.

8. Subsequent Event

Subsequent to April 30, 2014 and through June 19, 2014, several shareholders of the Fund redeemed their Class A Shares and Select Shares. The Fund paid the redemptions primarily with the proceeds resulting from disposing of portfolio securities. The proceeds from these redemptions amounted to approximately 20% of the Fund’s net assets at April 30, 2014.

APRIL 30, 2014	J.P. MORGAN SPECIALTY FUNDS	23

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, November 1, 2013, and continued to hold your shares at the end of the reporting period, April 30, 2014 .

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides infor- mation about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value November 1, 2013	Ending Account Value April 30, 2014	Expenses Paid During the Period*	Annualized Expense Ratio
Market Neutral Fund
Class A
Actual	$1,000.00	$1,006.30	$18.46	3.71%
Hypothetical	1,000.00	1,006.30	18.46	3.71
Class C
Actual	1,000.00	1,003.60	20.91	4.21
Hypothetical	1,000.00	1,003.82	20.92	4.21
Select Class
Actual	1,000.00	1,007.60	17.32	3.48
Hypothetical	1,000.00	1,007.64	17.32	3.48

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

24	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2014

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

The Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Fund’s website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Adviser. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2014. All rights reserved. April 2014.	SAN-MN-414

Semi-Annual Report

J.P. Morgan International Equity Funds

April 30, 2014 (Unaudited)

JPMorgan Emerging Economies Fund

JPMorgan Emerging Markets Equity Fund

JPMorgan Global Equity Income Fund

JPMorgan Global Research Enhanced Index Fund

JPMorgan International Equity Fund

JPMorgan International Equity Index Fund

JPMorgan International Opportunities Fund

JPMorgan International Unconstrained Equity Fund

JPMorgan International Value Fund

JPMorgan Intrepid International Fund

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

May 29, 2014 (Unaudited)

Dear Shareholder:

Broad improvement in the global economy — particularly in developed markets — drove global equity prices to successive record highs during the six months ended April 30, 2014. While bond markets experienced periodic volatility, the concerted efforts of central banks to hold down interest rates and thus tamp down inflationary pressures ultimately helped bond prices to recover somewhat toward the end of the period. Globally, investors appeared to shrug off events that had rattled financial markets: the U.S. Federal Reserve’s (the “Fed”) decision to taper its asset purchasing; severe winter weather across large parts of the U.S.; the continuing political/military crisis in Ukraine; and broad concerns about the health of China’s economy.

“Central bank policies in the U.S. and Europe are beginning to diverge, with the Fed moving toward a more normalized economy and the European Central Bank committed to intervention and guarding against the threat of price deflation.”

In December, the Fed followed through on its stated policy direction and reduced its monthly purchases of U.S. Treasury bonds and mortgage-backed securities by $10 billion to $75 billion and further cut purchases to $55 billion by the end of April. The initial move in December set off a rally in U.S. equities that drove share prices to record highs by the end of calendar year 2013.

While U.S. economic indicators showed incremental improvement through the first half of the reporting period, a string of winter storms curbed economic activity and held down productivity to a larger extent than was generally known at the time. Subsequent data showed the U.S. economy shrank by 1% in the first three months of 2014, even as consumer spending on services had the largest increase in 14 years. Winter storms crimped profits at airlines, parcel delivery firms and homebuilders. Bond prices rebounded somewhat in 2014, as slower-than-expected domestic growth and instability in emerging markets lifted demand for fixed income securities. For the six months ended April 30, 2014, the Standard & Poor’s 500 Index returned 8.36%, while the Barclays U.S. Aggregate Index returned 1.74%.

In Europe, the crisis in Ukraine threatened to disrupt the economic stability that had returned during the second half of 2013. Though a direct military confrontation between Ukraine and Russia had largely been avoided, the imposition of economic sanctions against leading members of Russian President Vladimir Putin’s inner circle raised questions about Europe’s dependence on natural gas exports from Russia. At the end of the reporting period, European energy supplies remained intact. Moreover, the European Union’s continued economic recovery — marked by Ireland’s exit from the bloc’s bailout program — and healthy corporate profits, combined with mergers and acquisitions activity, helped to lift equity markets. Bond prices across Europe also gained as instability in emerging markets drove investors to seek yield elsewhere.

In Japan, equity markets reached record highs and outperformed other developed markets at the end of calendar year 2013. However, investor enthusiasm for the policies of Prime Minister Shinzo Abe began to recede in 2014 as the Japanese economy showed signs of sputtering. An April 1, 2014 increase in the national consumption tax further weakened investor sentiment amid concerns the tax hike would curb domestic demand. Exporters, particularly automakers, came under pressure on expectations that a strengthening yen may erase the comparative advantage they had enjoyed over the past year. The Morgan Stanley Capital International Europe, Australasia, Far East Index (net of foreign withholding taxes) returned 4.44% for the six-month period.

China and Emerging Markets

Emerging market volatility continued throughout the six-month period. The Fed’s decision in December to taper off asset purchases sparked a sell-off across emerging markets that drove volatility in emerging market currencies. Disappointing economic data from China, combined with the first default in the Chinese bond market, again raised concerns about the potential for a sharp slowdown in growth. Demand from China is a major driver of emerging market exports and a slower growth in the Chinese economy would have an outsized impact on emerging market economies. Elsewhere, a currency crisis in Argentina and political uncertainty surrounding election cycles in select emerging markets also weighed on financial markets. The Morgan Stanley Capital International Emerging Markets Index (net of foreign withholdings taxes) returned -2.98% for the six-month period. Despite the headwinds facing emerging markets, the Barclays Emerging Markets USD Aggregate Index returned 3.00%, which illustrates the extent to which investors were willing to take on risk in their search for extra yield.

Central bank policies in the U.S. and Europe are beginning to diverge, with the Fed moving toward a more normalized economy and the European Central Bank committed to intervention and guarding against the threat of price deflation. The trajectory of Japan’s economy is uncertain and emerging markets remain vulnerable to shocks from developments in China, changes in investor sentiment and domestic political turmoil. This backdrop reinforces the wisdom of maintaining a long-term view of your investment portfolio and the benefits derived from diversified holdings.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

APRIL 30, 2014	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	1

J.P. Morgan International Equity Funds

MARKET OVERVIEW

SIX MONTHS ENDED APRIL 30, 2014 (Unaudited)

Developed Markets

Central banks in most developed market economies continued their efforts to stimulate growth with accommodative policies during the period. In the U.S., the Federal Reserve (the “Fed”) reduced its monthly asset purchases by $30 billion to $55 billion amid steady improvements in employment and other economic indicators. In the European Union, economic recovery continued and corporate earnings and mergers and acquisition activity bolstered share prices during the period. In Japan, an increase in the nation’s consumption tax on April 1, 2014, raised fears that domestic consumer demand would slow.

Emerging Markets

At the start of the reporting period, emerging markets appeared to benefit from investors’ global search for yield, though political unrest negatively impacted markets in certain countries. However, the Fed’s decision to curb asset purchases during the period set off a wave of selling in emerging markets and currency volatility. While the pace of the sell-off abated later in the period, emerging markets generally underperformed developed markets.

2	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2014

JPMorgan Emerging Economies Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2014 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	–4.50%
Morgan Stanley Capital International (“MSCI”) Emerging Markets Index (net of foreign withholding taxes)	–2.98%

Net Assets as of 4/30/2014 (In Thousands)	$994,085

INVESTMENT OBJECTIVE**

The JPMorgan Emerging Economies Fund (the “Fund”) seeks long-term capital growth.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) underperformed the MSCI Emerging Markets Index (net of foreign withholding taxes) (the “Benchmark”) for the six months ended April 30, 2014. The Fund’s security selection in the consumer discretionary and financials sectors and its underweight position in the utilities sector detracted from performance relative to the Benchmark. The Fund’s security selection in the energy and consumer staples sectors and its overweight position in the information technology sector helped relative performance.

Individual detractors from relative performance included the Fund’s overweight positions in Sberbank Russia and China Oilfield Services Ltd. and its underweight position in Tencent Holdings Inc. Shares of Sberbank, Russia’s largest bank, came under pressure after Russia’s incursion into Crimea triggered multiple rounds of sanctions from Western nations, pushing the Russian economy toward recession. Shares of China Oilfield Services, a Chinese oil services company, weakened as their customers (international oil companies) reduced capital expenditures, and estimates were reduced for the company’s earnings. The Fund held no position in Tencent Holdings, a Chinese information technology company that performed well on the back of strong user growth in the Internet gaming space.

Individual contributors to relative performance included the Fund’s overweight positions in Catcher Technology Co. and Tata

Motors Ltd., and the Fund’s underweight position in Gazprom OAO. Shares of Catcher, a Taiwanese information technology company, benefited from a general stabilization in product orders and an increase in demand for liquid crystal displays following a correction in semiconductor inventories. Shares of Tata Motors, an Indian automaker, rose on an agreement by its Jaguar Land Rover unit to supply 100,000 cars to China in 2014. The Fund held no position in Gazprom, a Russian energy company that was hurt by Western sanctions and by uncertainty over natural gas contracts with the European Union.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers used a combination of top-down and bottom-up research, seeking what they believed to be attractively priced countries, sectors and securities with positive catalysts. As a result of this process, the Fund’s largest average overweight versus the Benchmark from a country perspective during the six months ended April 30, 2014, was in China and its largest average underweight was in Mexico. From a sector perspective, the Fund’s largest average overweight versus the Benchmark during the period was in the consumer discretionary sector and its largest average underweight was in the financials sector.

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

APRIL 30, 2014	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	3

JPMorgan Emerging Economies Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2014 (Unaudited) (continued)

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO*
1.	Samsung Electronics Co., Ltd. (South Korea)	5.3%
2.	Itau Unibanco Holding S.A. (Preference Shares), ADR (Brazil)	2.4
3.	China Mobile Ltd. (Hong Kong)	2.3
4.	China Construction Bank Corp., Class H (China)	2.2
5.	Industrial & Commercial Bank of China Ltd., Class H (China)	2.1
6.	Hyundai Motor Co. (South Korea)	1.9
7.	Vale S.A., ADR (Brazil)	1.9
8.	MTN Group Ltd. (South Africa)	1.9
9.	Sasol Ltd. (South Africa)	1.9
10.	AMBEV S.A., ADR (Brazil)	1.8

PORTFOLIO COMPOSITION BY COUNTRY*
China	18.5%
South Korea	18.3
Brazil	13.8
Taiwan	10.7
India	8.7
Russia	7.8
Hong Kong	6.8
South Africa	5.0
Turkey	4.3
Poland	1.6
United Arab Emirates	1.2
Thailand	1.1
Others (each less than 1.0%)	1.0
Short-Term Investment	1.2

*	Percentages indicated are based on total investments as of April 30, 2014. The Fund’s portfolio composition is subject to change.

4	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2014

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2014

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	2/28/08
Without Sales Charge		(4.57)%	(5.74)%	12.93%	(0.91)%
With Sales Charge**		(9.61)	(10.66)	11.72	(1.77)
CLASS C SHARES	2/28/08
Without CDSC		(4.85)	(6.18)	12.36	(1.40)
With CDSC***		(5.85)	(7.18)	12.36	(1.40)
CLASS R5 SHARES	2/28/08	(4.34)	(5.30)	13.44	(0.46)
SELECT CLASS SHARES	2/28/08	(4.50)	(5.54)	13.19	(0.66)

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (2/28/08 TO 4/30/14)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on February 28, 2008.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Emerging Economies Fund, the MSCI Emerging Markets Index and the Lipper Emerging Markets Funds Index from February 28, 2008 to April 30, 2014. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI Emerging Markets Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident individual investors who do not benefit from double taxation treaties. The performance of the Lipper Emerging Markets Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The

MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of emerging markets. The Lipper Emerging Markets Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the United States can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the U.S. and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

APRIL 30, 2014	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	5

JPMorgan Emerging Markets Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2014 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Institutional Class Shares)*	-0.62%
Morgan Stanley Capital International (“MSCI”) Emerging Markets Index (net of foreign withholding taxes)	-2.98%

Net Assets as of 4/30/2014 (In Thousands)	$2,675,632

INVESTMENT OBJECTIVE**

The JPMorgan Emerging Markets Equity Fund (the “Fund”) seeks to provide high total return from a portfolio of equity securities from emerging markets issuers.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Institutional Class Shares) posted a negative absolute return but outperformed the MSCI Emerging Markets Index (net of foreign withholding taxes) (the “Benchmark”) for the six months ended April 30, 2014. The Fund’s security selection in the financials and telecommunication services sectors helped performance relative to the Benchmark, while security selection in the energy and consumer staples sectors detracted from relative performance.

Individual contributors to relative performance included the Fund’s overweight positions versus the Benchmark in Bank Rakyat Indonesia Persero Tbk PT and Delta Electronics Inc. and its underweight position in OAO Gazprom. Shares of Bank Rakyat, an Indonesian financial services company, rose after the company provided earnings guidance above analysts’ estimates. Shares of Delta Electronics, a Taiwanese manufacturer of power supplies and electrical components, gained on overall strength in the electronics sector in Taiwan. Gazprom, a Russian energy company, came under pressure after Russia’s incursion into Crimea triggered multiple rounds of sanctions from Western nations, pushing the Russian economy toward recession.

Individual detractors from relative performance included the Fund’s overweight positions in Pacific Rubiales Energy Corp., Sun Art Retail Group Ltd. and Magnit OSJC. Shares of Pacific Rubiales, an energy company based in Canada that primarily operates in Colombia, fell on lower-than-expected production in the first quarter of 2014. Shares of Sun Art Retail, a Chinese operator of large retail markets, declined on a general slowdown in China’s economy. Shares of Magnit, a Russian food retailer, declined along with other Russian companies in the wake of sanctions from Western nations.

HOW WAS THE FUND POSITIONED?

The Fund employed an active strategy in which portfolio construction was focused on the highest-conviction ideas found at the security level. The Fund’s portfolio managers used bottom-up fundamental research to determine the Fund’s security weightings against the Benchmark, researching companies in an attempt to determine their underlying value and potential for future earnings growth. As a result of this process, at the end of the reporting period the Fund’s largest overweight position versus the Benchmark was in the consumer discretionary sector and the Fund’s largest underweight position versus the Benchmark was in the information technology sector.

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

6	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2014

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO*
1.	Housing Development Finance Corp. (India)	3.2%
2.	Taiwan Semiconductor Manufacturing Co., Ltd., ADR (Taiwan)	2.6
3.	AIA Group Ltd. (Hong Kong)	2.4
4.	Tata Consultancy Services Ltd. (India)	2.4
5.	ITC Ltd. (India)	2.3
6.	Bidvest Group Ltd. (South Africa)	2.2
7.	MTN Group Ltd. (South Africa)	2.2
8.	Samsung Electronics Co., Ltd. (South Korea)	2.1
9.	Remgro Ltd. (South Africa)	1.9
10.	Shoprite Holdings Ltd. (South Africa)	1.9

PORTFOLIO COMPOSITION BY COUNTRY*
India	16.2%
South Africa	14.3
Brazil	9.4
China	8.1
Thailand	6.9
South Korea	5.8
Hong Kong	5.6
Taiwan	5.4
Indonesia	5.2
Russia	4.3
Turkey	4.2
United Kingdom	3.9
Mexico	2.7
Peru	1.7
Cyprus	1.0
Others (each less than 1.0%)	4.1
Short-Term Investment	1.2

*	Percentages indicated are based on total investments as of April 30, 2014. The Fund’s portfolio composition is subject to change.

APRIL 30, 2014	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	7

JPMorgan Emerging Markets Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2014 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2014

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	9/28/01
Without Sales Charge		(0.79)%	(2.85)%	10.81%	11.10%
With Sales Charge**		(6.01)	(7.94)	9.61	10.50
CLASS B SHARES	9/28/01
Without CDSC		(1.06)	(3.33)	10.25	10.67
With CDSC***		(6.06)	(8.33)	9.98	10.67
CLASS C SHARES	2/28/06
Without CDSC		(1.03)	(3.36)	10.26	10.55
With CDSC****		(2.03)	(4.36)	10.26	10.55
CLASS R6 SHARES	12/23/13	(0.57)	(2.46)	11.27	11.58
INSTITUTIONAL CLASS SHARES	11/15/93	(0.62)	(2.51)	11.26	11.57
SELECT CLASS SHARES	9/10/01	(0.67)	(2.66)	11.10	11.38

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
****	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (4/30/04 TO 4/30/14)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class C Shares prior to its inception date are based on the performance of Class B Shares. The actual returns of Class C Shares would have been similar to those shown because Class C Shares have expenses similar to those of Class B Shares.

Returns for Class R6 Shares prior to its inception date are based on the performance of Institutional Class Shares. The actual returns of R6 Shares would have been different than those shown because R6 Shares have different expenses than Institutional Class Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan Emerging Markets Equity Fund, the MSCI Emerging Markets Index and the Lipper Emerging Markets Funds Index from April 30, 2004 to April 30, 2014. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI Emerging Markets Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident individual investors who do not benefit from double taxation treaties. The performance of the Lipper Emerging Markets Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of emerging markets. The Lipper Emerging Markets Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category, as determined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

Because Class B shares automatically convert to Class A shares after 8 years, the 10 Year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2014

JPMorgan Global Equity Income Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2014 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	4.00%
Morgan Stanley Capital International (“MSCI”) All Country World Index (net of foreign withholding taxes)	5.28%
MSCI World Index (net of foreign withholding taxes)	6.32%

Net Assets as of 4/30/2014 (In Thousands)	$120,716

INVESTMENT OBJECTIVE**

The JPMorgan Global Equity Income Fund (the “Fund”) seeks to provide both current income and long-term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) underperformed both the MSCI All Country World Index (net of foreign withholding taxes) (the “Benchmark”) and the MSCI World Index (net of foreign withholding taxes) for the six months ended April 30, 2014. The Fund’s security selection in the banks, energy and telecommunications sectors detracted from performance relative to the Benchmark. The Fund’s security selection in the insurance, retail and basic industries sectors made a positive contribution to relative performance.

Individual detractors from relative performance included the Fund’s overweight positions versus the Benchmark in Sumitomo Mitsui Financial Group, Australia and New Zealand Bank and Toyota Motor Corp. Shares of Sumitomo Mitsui, a Japanese financial services company, fell amid general weakness in the sector on concerns that an April 1, 2014 increase in Japan’s consumption tax might curb domestic demand and slow the economy. Shares of Australia and New Zealand Bank, an Australian-based regional bank, underperformed following a run-up in share prices in the Australian banking sector. Shares of Toyota, a Japanese auto maker, declined as investors worried that the benefits of a weaker yen may recede.

Individual contributors to relative performance included the Fund’s overweight positions in AstraZeneca PLC, Royal Dutch

Shell PLC and Lorillard Inc. Shares of AstraZeneca, a U.K. drug maker, rose on news of an acquisition offer from U.S. drug maker Pfizer Inc. Shares of Royal Dutch Shell, an Anglo-Dutch energy company, rose on solid first quarter 2014 results and company indications that it would raise its dividend and be more disciplined about allocation of capital. Shares of Lorillard, a U.S. tobacco company, gained amid speculation that rival U.S. tobacco company Reynolds American Inc. was exploring a takeover offer for the company.

HOW THE FUND WAS MANAGED?

The Fund’s portfolio managers employed a bottom-up fundamental approach to security selection, rigorously researching companies in an attempt to determine their underlying value and potential for future growth. The Fund’s portfolio managers looked for dividend yielding equity securities that they believed were undervalued and possessed the long-term earnings power and strong cash flow generation that would enable them to grow their dividends. In addition, the Fund employed futures and currency forwards to help manage cash flows and attempt to keep the Fund’s currency exposure in line with the Benchmark.

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

APRIL 30, 2014	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	9

JPMorgan Global Equity Income Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2014 (Unaudited) (continued)

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO*
1.	Royal Dutch Shell plc, Class A (Netherlands)	4.0%
2.	Microsoft Corp. (United States)	3.1
3.	ConocoPhillips (United States)	2.3
4.	Seven & I Holdings Co., Ltd. (Japan)	2.0
5.	AstraZeneca plc (United Kingdom)	2.0
6.	Time Warner, Inc. (United States)	2.0
7.	Johnson & Johnson (United States)	1.9
8.	Wells Fargo & Co. (United States)	1.8
9.	Westfield Group (Australia)	1.8
10.	Lorillard, Inc. (United States)	1.8

PORTFOLIO COMPOSITION BY COUNTRY*
United States	39.8%
United Kingdom	10.5
France	7.2
Japan	5.9
Germany	4.7
Netherlands	4.5
Switzerland	4.2
Australia	3.3
Italy	2.2
Norway	1.8
China	1.7
Singapore	1.5
Denmark	1.4
Israel	1.4
Ireland	1.1
Finland	1.1
New Zealand	1.0
Others (each less than 1.0%)	4.8
Short-Term Investment	1.9

*	Percentages indicated are based on total investments as of April 30, 2014. The Fund’s portfolio composition is subject to change.

10	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2014

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2014

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	3 YEAR	SINCE INCEPTION
CLASS A SHARES	2/28/11
Without Sales Charge		3.91%	10.60%	6.60%	7.45%
With Sales Charge**		(1.52)	4.79	4.70	5.64
CLASS C SHARES	2/28/11
Without CDSC		3.60	9.96	6.06	6.89
With CDSC***		2.60	8.96	6.06	6.89
CLASS R2 SHARES	2/28/11	3.71	10.23	6.31	7.16
CLASS R5 SHARES	2/28/11	4.11	11.02	7.06	7.92
SELECT CLASS SHARES	2/28/11	4.00	10.88	6.85	7.71

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (2/28/11 TO 4/30/14)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on February 28, 2011.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Global Equity Income Fund, the MSCI All Country World Index, the MSCI World Index and the Lipper Global Equity Income Funds Index from February 28, 2011 to April 30, 2014. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI All Country World Index and the MSCI World Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmarks, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The performance of the Lipper Global Equity Income Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.

The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The Lipper Global Equity Income Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the United States can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

As of February 28, 2014, the Fund changed its benchmark to more closely align its primary benchmark with its investment strategies. Prior to February 28, 2014, the Fund’s benchmark was the MSCI World Index.

APRIL 30, 2014	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	11

JPMorgan Global Research Enhanced Index Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2014 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	6.81%
Morgan Stanley Capital International (“MSCI”) World Index (net of foreign withholding taxes)[1]	6.32%

Net Assets as of 4/30/2014 (In Thousands)	$3,053,433

INVESTMENT OBJECTIVE**

The JPMorgan Global Research Enhanced Index Fund (the “Fund”) seeks to provide long-term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) outperformed the MSCI World Index (net of foreign withholding taxes) (the “Benchmark”) for the six months ended April 30, 2014. The Fund’s overall security selection helped performance during the period, with security selection in the transportation & consumer cyclical sector and in the health care sector among the leading contributors to performance relative to the Benchmark. The Fund’s cash position and security selection in the industrial cyclical sector detracted from relative performance.

Due to the Fund’s holdings of a relatively large number of securities during the period, the impact of individual holdings on the Fund’s relative performance tended to be small.

HOW WAS THE FUND POSITIONED?

The Fund sought to outperform the Benchmark over time, while seeking to achieve sector, geographic and risk characteristics similar to that of the Benchmark. In implementing this strategy, the Fund’s portfolio managers primarily invested in securities included within the universe of the Benchmark that they considered undervalued, while modestly underweighting or not holding securities in the Benchmark that they considered overvalued. During the reporting period, the Fund’s portfolio managers used exchange-traded funds and futures to help manage cash flows.

1	MSCI World Index is a registered service mark of Morgan Stanley Capital International, which does not sponsor and is in no way affiliated with the Fund.
*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

12	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2014

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO*
1.	Apple, Inc. (United States)	1.6%
2.	Exxon Mobil Corp. (United States)	1.5
3.	Johnson & Johnson (United States)	1.1
4.	Microsoft Corp. (United States)	1.1
5.	Wells Fargo & Co. (United States)	1.0
6.	Procter & Gamble Co. (The) (United States)	0.9
7.	Nestle S.A. (Switzerland)	0.9
8.	Verizon Communications, Inc. (United States)	0.8
9.	Roche Holding AG (Switzerland)	0.8
10.	Merck & Co., Inc. (United States)	0.7

PORTFOLIO COMPOSITION BY COUNTRY*
United States	51.4%
United Kingdom	7.8
Japan	6.8
Switzerland	4.6
Germany	3.9
France	3.6
Canada	3.3
Australia	2.7
Netherlands	1.7
Spain	1.1
Italy	1.0
Ireland	1.0
Others (each less than 1.0%)	4.7
Short-Term Investment	6.4

*	Percentages indicated are based on total investments as of April 30, 2014. The Fund’s portfolio composition is subject to change.

APRIL 30, 2014	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	13

JPMorgan Global Research Enhanced Index Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2014 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2014

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	SINCE INCEPTION
CLASS A SHARES	2/28/13
Without Sales Charge		6.73%	17.14%	19.67%
With Sales Charge**		1.13	11.03	14.27
CLASS C SHARES	2/28/13
Without CDSC		6.40	16.59	19.05
With CDSC***		5.40	15.59	19.05
CLASS R2 SHARES	2/28/13	6.60	16.87	19.36
SELECT CLASS SHARES	2/28/13	6.81	17.50	19.98

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (2/28/13 TO 4/30/14)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on February 28, 2013.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Global Research Enhanced Index Fund, the MSCI World Index and the Lipper Global Large-Cap Core Funds Index from February 28, 2013 to April 30, 2014. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI World Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Global Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The Lipper Global Large-Cap Core Funds Index is an index based on the total returns of certain mutuals funds within the Fund’s designated category, as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an “as is” basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the “MSCI Parties”) expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages. (www.msci.com)

14	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2014

JPMorgan International Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2014 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	2.50%
Morgan Stanley Capital International (“MSCI”) Europe, Australasia and Far East (“EAFE”) Index (net of foreign withholding taxes)	4.44%

Net Assets as of 4/30/2014 (In Thousands)	$2,442,411

INVESTMENT OBJECTIVE**

The JPMorgan International Equity Fund (the “Fund”) seeks total return from long-term capital growth and income. Total return consists of capital growth and current income.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) underperformed the MSCI EAFE Index (net of foreign withholding taxes) (the “Benchmark”) for the six months ended April 30, 2014. The Fund’s security selection in the consumer discretionary and industrials sectors and its exposure to emerging markets, most notably China, detracted from performance relative to the Benchmark. The Fund’s security selection in the materials sector and its underweight position in Japan helped relative performance.

Individual detractors from the Fund’s relative performance included its overweight positions in Standard Chartered PLC and CNOOC Ltd. and its underweight position in AstraZeneca PLC. Shares of Standard Chartered, a U.K. bank that derives significant earnings from emerging markets, fell as higher costs and slowing growth in a number of emerging economies resulted in a decline in operating profit. Shares of CNOOC, a Chinese energy company that was not held in the Benchmark, slumped on disappointing output growth projections for 2014 and general weakness in Chinese share prices. Shares of AstraZeneca, a U.K. pharmaceutical company that was not held by the Fund, rose on a buyout offer from U.S. drug maker Pfizer Inc.

Individual contributors to the Fund’s relative performance included the Fund’s overweight positions in Lafarge SA, Royal Dutch Shell and Teva Pharmaceutical Industries Ltd. Shares of Lafarge, a French building materials manufacturer, surged on news that the company planned to merge with rival Holcim Ltd., a Swiss building materials company. Shares of Royal Dutch Shell, the Anglo-Dutch integrated energy company, gained as the company announced higher-than-expected earnings and unveiled plans to scale back capital expenditures, cut costs and raise dividends. Teva, an Israeli drug company, rallied as management promised to cut costs and investors speculated the company would become involved in mergers and acquisitions activity that was sweeping through the health care sector.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers continued to focus on security selection to build a portfolio of international equities. They used bottom-up fundamental research to identify what they believed were attractively priced securities of well-managed companies with the potential to grow their earnings faster than their industry peers.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Royal Dutch Shell plc, Class A (Netherlands)	3.1%
2.	HSBC Holdings plc (United Kingdom)	2.2
3.	BG Group plc (United Kingdom)	2.0
4.	Nestle S.A. (Switzerland)	2.0
5.	Novartis AG (Switzerland)	1.9
6.	Roche Holding AG (Switzerland)	1.9
7.	UBS AG (Switzerland)	1.8
8.	Toyota Motor Corp. (Japan)	1.8
9.	Barclays plc (United Kingdom)	1.7
10.	Prudential plc (United Kingdom)	1.7

PORTFOLIO COMPOSITION BY COUNTRY***
United Kingdom	22.3%
Japan	15.5
Switzerland	13.8
France	13.4
Germany	8.9
Netherlands	6.4
Hong Kong	3.6
China	2.3
Australia	1.9
South Korea	1.8
Belgium	1.7
Sweden	1.0
Others (each less than 1.0%)	3.7
Short-Term Investment	3.7

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of April 30, 2014. The Fund’s portfolio composition is subject to change.

APRIL 30, 2014	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	15

JPMorgan International Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2014 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2014

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	2/28/02
Without Sales Charge		2.38%	10.18%	12.87%	6.34%
With Sales Charge**		(2.98)	4.39	11.66	5.77
CLASS B SHARES	2/28/02
Without CDSC		2.17	9.71	12.29	5.87
With CDSC***		(2.83)	4.71	12.04	5.87
CLASS C SHARES	1/31/03
Without CDSC		2.11	9.61	12.26	5.77
With CDSC****		1.11	8.61	12.26	5.77
CLASS R2 SHARES	11/3/08	2.21	9.87	12.97	6.18
CLASS R5 SHARES	5/15/06	2.64	10.73	13.46	6.78
CLASS R6 SHARES	11/30/10	2.59	10.71	13.48	6.79
SELECT CLASS SHARES	1/1/97	2.50	10.49	13.17	6.62

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
****	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (4/30/04 TO 4/30/14)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 Shares prior to its inception date are based on the performance of Class A Shares. The actual returns of R2 Shares would have been lower than those shown because R2 Shares have higher expenses than Class A Shares.

Returns for Class R5 Shares prior to its inception date are based on the performance of Select Class Shares. The actual returns of Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Select Class Shares.

Returns for Class R6 Shares prior to its inception date are based on the performance of Class R5 Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan International Equity Fund, the MSCI EAFE Index and the Lipper International Large-Cap Core Funds Index from April 30, 2004 to April 30, 2014. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI EAFE Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The performance of the Lipper International Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI EAFE Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The Lipper International Large-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category, as determined by Lipper, Inc. Investors cannot invest directly in an index.

16	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2014

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

APRIL 30, 2014	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	17

JPMorgan International Equity Index Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2014 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	4.90%
Morgan Stanley Capital International (“MSCI”) Europe, Australasia and Far East (“EAFE”) GDP Index[1]	4.92%

Net Assets as of 4/30/2014 (In Thousands)	$635,710

INVESTMENT OBJECTIVE**

The JPMorgan International Equity Index Fund (the “Fund”) seeks to provide investment results that correspond to the aggregate price and dividend performance of the securities in the MSCI EAFE Gross Domestic Product (“GDP”) Index (the “Benchmark”).

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) modestly underperformed the Benchmark for the six months ended April 30, 2014. The Fund’s exposure to emerging market stocks, which are not held in the Benchmark, drove the Fund’s relative underperformance as emerging market stocks underperformed international developed markets stocks during the reporting period.

The Fund’s strategy is not a full replication approach. The Fund seeks to achieve a correlation of 0.90 with the Benchmark, without taking into account the Fund’s expenses. Perfect correlation would be 1.00. The tracking error (a measure of how closely the return of a portfolio follows the return of an index to which it is benchmarked) of this strategy during the reporting period can be attributed to not owning all the names in the Benchmark and the Fund’s exposure to emerging market stocks.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers constructed the Fund with country weightings based primarily on gross domestic product. The portfolio managers modestly overweighted securities (relative to the Benchmark) that they believed were the most attractive, based on fundamental valuation analysis, and modestly underweighted or did not hold securities that they found less attractive.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Eni S.p.A. (Italy)	1.9%
2.	Banco Santander S.A. (Spain)	1.6
3.	Bayer AG (Germany)	1.5
4.	Siemens AG (Germany)	1.2
5.	SAP AG (Germany)	1.2
6.	BASF SE (Germany)	1.2
7.	Total S.A. (France)	1.2
8.	Allianz SE (Germany)	1.1
9.	Anheuser-Busch InBev N.V. (Belgium)	1.1
10.	Intesa Sanpaolo S.p.A. (Italy)	1.0

PORTFOLIO COMPOSITION BY COUNTRY***
Japan	18.5%
Germany	13.7
France	9.1
Italy	8.4
United Kingdom	8.1
Spain	6.3
Australia	4.7
Netherlands	3.6
Switzerland	3.0
Belgium	2.3
Sweden	1.6
Norway	1.4
Austria	1.4
Finland	1.4
Portugal	1.3
Denmark	1.2
Hong Kong	1.1
Others (each less than 1.0%)	10.8
Short-Term Investment	2.1

1	MSCI EAFE Gross Domestic Product (“GDP”) Index is a registered service mark of Morgan Stanley Capital International, which does not sponsor and is in no way affiliated with the Fund.
*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of April 30, 2014. The Fund’s portfolio composition is subject to change.

18	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2014

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2014

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	4/23/93
Without Sales Charge		4.73%	14.45%	12.20%	6.63%
With Sales Charge**		(0.75)	8.47	10.99	6.06
CLASS B SHARES	1/14/94
Without CDSC		4.53	13.96	11.47	6.01
With CDSC***		(0.47)	8.96	11.21	6.01
CLASS C SHARES	11/4/97
Without CDSC		4.51	13.95	11.46	5.90
With CDSC****		3.51	12.95	11.46	5.90
CLASS R2 SHARES	11/3/08	4.64	14.26	11.93	6.36
SELECT CLASS SHARES	10/28/92	4.90	14.78	12.50	6.90

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
****	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (4/30/04 To 4/30/14)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 Shares prior to its inception date are based on the performance of Select Class Shares. Class R2 Shares performance has been adjusted to reflect the difference in expenses between classes.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan International Equity Index Fund, the MSCI EAFE GDP Index and the Lipper International Multi-Cap Core Funds Index from April 30, 2004 to April 30, 2014. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI EAFE GDP Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The performance of the Lipper International Multi-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees.

These expenses are not identical to the expenses incurred by the Fund. The MSCI EAFE GDP Index is a country weighted index that is designed to measure the size of developed market economies, excluding the U.S. & Canada. The Lipper International Multi-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside of the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

APRIL 30, 2014	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	19

JPMorgan International Equity Index Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2014 (Unaudited) (continued)

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an “as is” basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the “MSCI Parties”) expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages. (www.msci.com)

20	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2014

JPMorgan International Opportunities Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2014 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Institutional Class Shares)*	2.78%
Morgan Stanley Capital International (“MSCI”) Europe, Australasia and Far East (“EAFE”) Index (net of foreign withholding taxes)	4.44%

Net Assets as of 4/30/2014 (In Thousands)	$1,819,844

INVESTMENT OBJECTIVE**

The JPMorgan International Opportunities Fund (the “Fund”) seeks to provide high total return from a portfolio of equity securities of foreign companies in developed and, to a lesser extent, emerging markets.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Institutional Class Shares) underperformed the MSCI EAFE Index (net of foreign withholding taxes) (the “Benchmark”) for the six months ended April 30, 2014. The Fund’s security selection in the banks, energy and property sectors detracted from performance relative to the Benchmark, while stock selection in the health care, basic industries and autos sectors made a positive contribution to relative performance.

Individual detractors from the Fund’s relative performance included the Fund’s overweight positions in Japanese financial services companies Orix Corp., Mitsubishi UFJ Financial Group and Nomura Holdings. Japanese financial services companies generally fared poorly during the period amid concerns that an increase in Japan’s consumption tax, which took effect April 1, 2014, might curb domestic demand and possibly cause the Japanese economy to stall.

Individual contributors to the Fund’s relative performance included the Fund’s overweight positions in Valeo SA,

Continental AG and InterContinental Hotels Group PLC. Valeo SA and Continental AG are European auto parts producers. Both stocks rallied amid signs the European auto market may have bottomed and given expectations that demand might rise modestly in 2014. InterContinental Hotels Group PLC is a UK-based hotel operator. Its shares rose as economic recovery in the U.S. and continued growth in Asia, Africa and the Mideast continued to fuel company earnings.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up fundamental approach to security selection, seeking to identify what they believed were the most attractive investment opportunities within each sector. The Fund’s portfolio managers looked for securities that they believed possessed an attractive valuation signal (as measured by a proprietary dividend discount model) and a timely catalyst that would enable the security to realize its inherent value.

In addition, the Fund employed futures and currency forwards to help manage cash flows and the Fund’s currency exposure.

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

APRIL 30, 2014	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	21

JPMorgan International Opportunities Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2014 (Unaudited) (continued)

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO*
1.	Roche Holding AG (Switzerland)	3.1%
2.	Royal Dutch Shell plc, Class A (Netherlands)	2.7
3.	Novartis AG (Switzerland)	2.6
4.	Bayer AG (Germany)	2.6
5.	HSBC Holdings plc (United Kingdom)	2.3
6.	Unilever N.V., CVA (Netherlands)	2.0
7.	Schneider Electric S.A. (France)	1.9
8.	British American Tobacco plc (United Kingdom)	1.8
9.	BASF SE (Germany)	1.8
10.	Prudential plc (United Kingdom)	1.8

PORTFOLIO COMPOSITION BY COUNTRY*
Japan	19.9%
United Kingdom	17.7
France	13.9
Switzerland	10.7
Germany	10.3
Netherlands	7.2
Denmark	2.8
Sweden	2.0
Australia	2.0
Hong Kong	1.9
South Korea	1.4
Finland	1.3
Belgium	1.3
Canada	1.2
Norway	1.1
China	1.1
Ireland	1.1
Short-Term Investment	3.1

*	Percentages indicated are based on total investments as of April 30, 2014. The Fund’s portfolio composition is subject to change.

22	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2014

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2014

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	9/10/01
Without Sales Charge		2.51%	11.90%	12.81%	6.63%
With Sales Charge**		(2.84)	6.06	11.61	6.06
CLASS B SHARES	9/10/01
Without CDSC		2.35	11.39	12.27	6.20
With CDSC***		(2.65)	6.39	12.02	6.20
CLASS C SHARES	7/31/07
Without CDSC		2.28	11.33	12.26	6.10
With CDSC****		1.28	10.33	12.26	6.10
CLASS R6 SHARES	11/30/10	2.81	12.49	13.38	7.19
INSTITUTIONAL CLASS SHARES	2/26/97	2.78	12.38	13.31	7.16
SELECT CLASS SHARES	9/10/01	2.65	12.12	13.10	6.93

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
****	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (4/30/04 TO 4/30/14)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class C Shares prior to its inception date are based on the performance of Class B Shares. The actual returns of Class C Shares would have been similar to those shown because Class C Shares have expenses similar to those of Class B Shares.

Returns for Class R6 Shares prior to its inception date are based on the performance of Institutional Class Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Institutional Class Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan International Opportunities Fund, the MSCI EAFE Index and the Lipper International Large-Cap Core Funds Index from April 30, 2004 to April 30, 2014. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI EAFE Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The performance of the Lipper International Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI EAFE Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The Lipper International Large-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category, as determined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

APRIL 30, 2014	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	23

JPMorgan International Opportunities Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2014 (Unaudited) (continued)

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

Because Class B shares automatically convert to Class A shares after 8 years, the 10 Year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

24	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2014

JPMorgan International Unconstrained Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED April 30, 2014 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	-0.03%
Morgan Stanley Capital International (“MSCI”) All Country World Index, ex-U.S. (net of foreign withholding taxes)	2.91%
MSCI Europe, Australasia and Far East (“EAFE”) Index (net of foreign withholding taxes)	4.44%

Net Assets as of 4/30/2014 (In Thousands)	$4,460

INVESTMENT OBJECTIVE**

The JPMorgan International Unconstrained Equity Fund (the “Fund”) seeks to provide long-term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) underperformed the MSCI All Country World Index, ex-U.S. (net of foreign withholding taxes) (the “Benchmark”) for the six months ended April 30, 2014. For the same period, the Fund underperformed the MSCI EAFE Index (net of foreign withholding taxes), which had been the Fund’s primary benchmark until February 28, 2014. The Fund’s security selection in the financials and information technology sectors and its exposure to emerging markets detracted from performance relative to the Benchmark, while security selection in the health care and consumer discretionary sectors made a positive contribution to relative performance.

Individual detractors from the Fund’s relative performance included its overweight positions versus the Benchmark in Partnership Assurance Group PLC, Sberbank Russia and Orix Corp. Shares of Partnership Assurace Group, a U.K. specialty insurer, weakened after the U.K. government scrapped rules that would have effectively required retirees to buy annuities with their pension funds. Shares of Sberbank, Russia’s largest bank, came under pressure after Russia’s incursion into Crimea triggered multiple rounds of sanctions from Western nations, pushing the Russian economy toward recession. Shares of Orix, a Japanese financial services company, declined along with the broader Japanese financial sector amid concerns that an

April 1, 2014 increase in Japan’s consumption tax could curb domestic demand and slow economic growth.

Individual contributors to the Fund’s relative performance included its overweight positions in Shire PLC, Fresenius Se & Co. and Samsonite International SA. Shares of Shire, an Irish specialty drug maker, gained on expectations that the company will participate in the global wave of acquisitions and merger activity sweeping through the pharmaceuticals industry. Shares of Fresenius, a German medical services provider, rose after the company raised its dividend and forecast 12-15% sales growth for fiscal 2014. Shares of Samsonite International, a Luxembourg luggage manufacturer, gained after the company reported strong profit growth and expansion in its U.S. business.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers continued to focus on stock selection to build a portfolio of international equities. They used bottom-up fundamental research to identify what they believed were attractively priced stocks of well-managed companies with the potential to grow their earnings faster than their industry peers.

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

APRIL 30, 2014	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	25

JPMorgan International Unconstrained Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2014 (Unaudited) (continued)

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO*
1.	Cheung Kong Holdings Ltd. (Hong Kong)	3.5%
2.	UBS AG (Switzerland)	3.2
3.	Cie Financiere Richemont S.A. (Switzerland)	3.2
4.	Standard Chartered plc (United Kingdom)	3.1
5.	Roche Holding AG (Switzerland)	3.1
6.	Home Retail Group plc (United Kingdom)	3.1
7.	Akzo Nobel N.V. (Netherlands)	3.0
8.	Accor S.A. (France)	3.0
9.	AXA S.A. (France)	2.9
10.	International Consolidated Airlines Group S.A. (United Kingdom)	2.9

PORTFOLIO COMPOSITION BY COUNTRY*
United Kingdom	22.4%
Switzerland	12.1
Japan	11.4
France	10.7
Germany	10.4
Netherlands	7.1
Canada	4.2
South Korea	4.2
China	3.9
Hong Kong	3.5
Ireland	2.6
India	2.4
United States	2.3
Sweden	1.5
Russia	1.3

*	Percentages indicated are based on total investments as of April 30, 2014. The Fund’s portfolio composition is subject to change.

26	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2014

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2014

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	SINCE INCEPTION
CLASS A SHARES	11/30/11
Without Sales Charge		(0.16)%	10.34%	15.14%
With Sales Charge**		(5.40)	4.56	12.60
CLASS C SHARES	11/30/11
Without CDSC		(0.43)	9.75	14.54
With CDSC ***		(1.43)	8.75	14.54
CLASS R2 SHARES	11/30/11	(0.32)	10.02	14.83
CLASS R5 SHARES	11/30/11	0.05	10.81	15.64
CLASS R6 SHARES	11/30/11	0.09	10.86	15.70
SELECT CLASS SHARES	11/30/11	(0.03)	10.58	15.41

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (11/30/11 To 4/30/14)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on November 30, 2011.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan International Unconstrained Equity Fund, the MSCI EAFE Index, the MSCI All Country World Index, ex-U.S. and the Lipper International Multi-Cap Core Funds Index from November 30, 2011 to April 30, 2014. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI All Country World Index, ex-U.S. and the MSCI EAFE Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmarks, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The performance of the Lipper International Multi-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI All Country World Index, ex-U.S. is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. The MSCI EAFE

Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The Lipper International Multi-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category, as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Subsequent to the inception date of the Fund and through May 30, 2013, the Fund did not experience any shareholder activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

APRIL 30, 2014	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	27

JPMorgan International Value Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2014 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Institutional Class Shares)*	2.13%
Morgan Stanley Capital International (“MSCI”) Europe, Australasia and Far East (“EAFE”) Value Index (net of foreign withholding taxes)	5.53%

Net Assets as of 4/30/2014 (In Thousands)	$3,765,433

INVESTMENT OBJECTIVE**

The JPMorgan International Value Fund (the “Fund”) seeks to provide high total return from a portfolio of foreign company equity securities.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Institutional Class Shares) underperformed the MSCI EAFE Value Index (net of foreign withholding taxes) (the “Benchmark”) for the six months ended April 30, 2014. The Fund’s security selection in the banks and energy sectors detracted from performance relative to the Benchmark, while security selection in the basic industries and health care sectors made a positive contribution to relative performance.

Individual detractors from relative performance included the Fund’s overweight positions in Toyota Motor Corp., Mitsubishi UFJ Financial Group and Nomura Holdings Inc. Shares of Toyota, a Japanese automaker that is not in the Benchmark, pulled back amid concerns that the company would no longer benefit from the positive impact of a weaker yen on exports. Shares of Mitsubishi UFJ and Nomura, both Japanese financial services companies, came under pressure from concerns that an increase in Japan’s consumption tax, which took effect April 1, 2014, may curb domestic demand.

Individual contributors to the Fund’s relative performance included the Fund’s overweight positions in Lafarge SA, and out-of-Benchmark companies Danske Bank AS and InterContinental Hotels Group PLC. Shares of Lafarge, a French

building materials manufacturer, surged on news that the company plans to merge with rival Holcim Ltd., a Swiss building materials company. Shares of Danske Bank, a Danish bank, gained as the company unveiled plans to pay its first dividend since 2007. Shares of InterContinental Hotels, a U.K.-based hotel operator, rose amid the economic recovery in the U.S. and continued growth in Asia, Africa and the Mideast fueled earnings.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up fundamental approach to security selection, seeking to identify what they believed were the most attractive value investment opportunities within each sector. The Fund’s portfolio managers looked for securities that they believed possessed an attractive valuation signal (as measured by a proprietary dividend discount model) and a timely catalyst that would enable the securities to realize its inherent value.

In addition, the Fund employed futures and currency forwards to help manage cash flows and currency exposure.

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

28	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2014

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO*
1.	HSBC Holdings plc (United Kingdom)	2.8%
2.	Royal Dutch Shell plc, Class A (Netherlands)	2.7
3.	Vodafone Group plc (United Kingdom)	2.6
4.	BNP Paribas S.A. (France)	2.4
5.	Bayer AG (Germany)	2.3
6.	Mitsubishi UFJ Financial Group, Inc. (Japan)	2.3
7.	Novartis AG (Switzerland)	2.3
8.	Daimler AG (Germany)	2.2
9.	Cie de St-Gobain (France)	2.1
10.	BASF SE (Germany)	2.0

PORTFOLIO COMPOSITION BY COUNTRY*
United Kingdom	20.0%
Japan	19.7
France	16.6
Germany	10.0
Switzerland	6.5
Netherlands	5.3
Italy	3.6
Hong Kong	2.4
Spain	1.9
Australia	1.9
Sweden	1.6
South Korea	1.6
Belgium	1.4
Norway	1.3
Denmark	1.0
Finland	1.0
Others (each less than 1.0%)	2.0
Short-Term Investment	2.2

*	Percentages indicated are based on total investments as of April 30, 2014. The Fund’s portfolio composition is subject to change.

APRIL 30, 2014	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	29

JPMorgan International Value Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2014 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2014

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	9/28/01
Without Sales Charge		1.95%	10.72%	12.54%	7.34%
With Sales Charge**		(3.39)	4.88	11.32	6.77
CLASS B SHARES	9/28/01
Without CDSC		1.65	10.18	11.98	6.91
With CDSC***		(3.35)	5.18	11.72	6.91
CLASS C SHARES	7/11/06
Without CDSC		1.69	10.21	11.96	6.81
With CDSC****		0.69	9.21	11.96	6.81
CLASS R2 SHARES	11/3/08	1.85	10.53	12.25	7.20
CLASS R6 SHARES	11/30/10	2.17	11.27	13.06	7.84
INSTITUTIONAL CLASS SHARES	11/4/93	2.13	11.22	12.99	7.80
SELECT CLASS SHARES	9/10/01	2.08	11.07	12.81	7.60

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
****	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (4/30/04 TO 4/30/14)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class C Shares prior to its inception date are based on the performance of Class B Shares. The actual returns of Class C Shares would have been similar to those shown because Class C Shares have expenses similar to those of Class B Shares.

Returns for Class R2 Shares prior to its inception date are based on the performance of Class A Shares. The actual returns of R2 Shares would have been lower than those shown because R2 Shares have higher expenses than Class A Shares.

Returns for Class R6 Shares prior to its inception date are based on the performance of Institutional Class Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Institutional Class Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan International Value Fund, the MSCI EAFE Value Index and the Lipper International Large-Cap Value Funds Average from April 30, 2004 to April 30, 2014. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI EAFE Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The performance of the Lipper International Large-Cap Value Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI EAFE Value Index is a free float-adjusted market capitalization weighted index that is designed to measure the performance of value-oriented stocks in the world’s equity markets, excluding the U.S. and Canada. Investors cannot invest directly in an index. The Lipper International Large-Cap Value Funds Average is an average based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper, Inc.

30	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2014

Institutional Class Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

Because Class B shares automatically convert to Class A shares after 8 years, the 10 Year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

APRIL 30, 2014	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	31

JPMorgan Intrepid International Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2014 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Institutional Class Shares)*	4.35%
Morgan Stanley Capital International (“MSCI”) Europe, Australasia and Far East (“EAFE”) Index (net of foreign withholding taxes)	4.44%

Net Assets as of 4/30/2014 (In Thousands)	$807,199

INVESTMENT OBJECTIVE**

The JPMorgan Intrepid International Fund (the “Fund”) seeks to maximize long-term capital growth by investing primarily in equity securities in developed markets outside the U.S.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Institutional Class Shares) underperformed the MSCI EAFE Index (net of foreign withholding taxes) (the “Benchmark”) for the six months ended April 30, 2014. The Fund’s portfolio managers attempted to construct the Fund so that security selection and style factors (i.e., growth and value characteristics) would be the primary drivers of returns.

During the reporting period, securities exhibiting the growth characteristics targeted by the Fund (high earnings momentum and high medium-term price momentum) generally underperformed the broader market. However, securities exhibiting the value characteristics targeted by the Fund (low price-to-book and low price-to-earnings ratios) generally outperformed the broader market. The Fund’s security selection in the financials sector and its allocation to cash detracted from performance relative to the Benchmark, while security selection in the utilities and health care sectors made a positive contribution to relative performance.

The Fund targeted collections of companies that exhibited specific growth and/or value characteristics during the period. The Fund held a range of 150 to 250 securities during the period. Consequently, the impact of any individual name on the Fund’s overall performance tended to be small.

HOW WAS THE FUND POSITIONED?

The Fund’s strategy was rooted in the notion that investor behavior is influenced by human emotion and this influence gives rise to persistent growth and value anomalies within the market. During the reporting period, the Fund’s portfolio managers sought to exploit these anomalies by utilizing a series of style screens designed to identify securities with attractive growth and/or value characteristics, targeting names that they believed possessed high earnings momentum, strong price momentum, low price-to-book ratios and low price-to-earnings ratios.

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

32	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2014

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO*
1.	Royal Dutch Shell plc, Class B (Netherlands)	2.3%
2.	Roche Holding AG (Switzerland)	1.9
3.	Novartis AG (Switzerland)	1.8
4.	BP plc (United Kingdom)	1.6
5.	Total S.A. (France)	1.6
6.	BHP Billiton Ltd. (Australia)	1.6
7.	Bayer AG (Germany)	1.5
8.	Toyota Motor Corp. (Japan)	1.3
9.	Nestle S.A. (Switzerland)	1.3
10.	British American Tobacco plc (United Kingdom)	1.2

PORTFOLIO COMPOSITION BY COUNTRY*
United Kingdom	17.2%
Japan	16.3
France	11.5
Switzerland	10.7
Germany	9.8
Australia	6.7
Netherlands	4.6
Spain	3.2
Sweden	2.8
Hong Kong	2.2
Finland	2.1
Belgium	1.5
Ireland	1.3
Italy	1.2
Norway	1.1
Others (each less than 1.0%)	4.0
Short-Term Investment	3.8

*	Percentages indicated are based on total investments as of April 30, 2014. The Fund’s portfolio composition is subject to change.

APRIL 30, 2014	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	33

JPMorgan Intrepid International Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2014 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2014

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	4/30/01
Without Sales Charge		4.12%	13.84%	13.30%	5.67%
With Sales Charge**		(1.37)	7.88	12.08	5.11
CLASS C SHARES	2/28/06
Without CDSC		3.86	13.30	12.74	5.25
With CDSC ***		2.86	12.30	12.74	5.25
CLASS R2 SHARES	11/3/08	3.97	13.59	13.04	5.53
INSTITUTIONAL CLASS SHARES	4/30/01	4.35	14.42	13.88	6.21
SELECT CLASS SHARES	2/28/06	4.27	14.17	13.61	6.01

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (4/30/04 TO 04/30/14)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class C and Class R2 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns for Class C and Class R2 Shares would have been lower than those shown because Class C and Class R2 Shares have higher expenses than Class A Shares.

Returns for Select Class Shares prior to its inception date are based on the performance of Institutional Class Shares. The actual returns for Select Class Shares would have been lower than those shown because Select Class Shares have higher expenses than Institutional Class Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan Intrepid International Fund, the MSCI EAFE Index and the Lipper International Multi-Cap Core Funds Index from April 30, 2004 to April 30, 2014. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI EAFE Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The performance of the Lipper International Multi-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI EAFE Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The Lipper International Multi-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category, as determined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

34	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2014

JPMorgan Emerging Economies Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2014 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 97.3%
	Brazil — 13.4%
2,438	AMBEV S.A., ADR (m)	17,676
958	Banco do Brasil S.A. (m)	10,088
213	Cia Brasileira de Distribuicao Grupo Pao de Acucar (Preference Shares), ADR (m)	10,119
1,236	Embraer S.A. (m)	10,650
1,108	Even Construtora e Incorporadora S.A. (a) (m)	3,601
265	Ez Tec Empreendimentos e Participacoes S.A. (a) (m)	3,226
1,417	Itau Unibanco Holding S.A. (Preference Shares), ADR (m)	23,177
353	Kroton Educacional S.A. (m)	7,502
537	Petroleo Brasileiro S.A., ADR (m)	7,459
381	Porto Seguro S.A. (m)	5,591
570	Sul America S.A. (m)	4,139
505	Telefonica Brasil S.A., ADR (m)	10,697
1,423	Vale S.A., ADR (m)	18,809

		132,734

	China — 18.2%
2,051	Anta Sports Products Ltd. (m)	3,006
28	Baidu, Inc., ADR (a) (m)	4,302
37,554	Bank of China Ltd., Class H (m)	16,546
30,552	China Construction Bank Corp., Class H (m)	21,153
5,936	China Merchants Bank Co., Ltd., Class H (m)	10,636
3,474	China Oilfield Services Ltd., Class H (m)	8,329
18,265	China Petroleum & Chemical Corp., Class H (m)	16,215
10,594	CNOOC Ltd. (m)	17,510
6,220	Coolpad Group Ltd. (m)	2,700
2,128	Great Wall Motor Co., Ltd., Class H (m)	9,679
3,218	Guangzhou R&F Properties Co., Ltd., Class H (m)	4,216
1,492	Haitian International Holdings Ltd. (m)	3,006
33,803	Industrial & Commercial Bank of China Ltd., Class H (m)	20,198
10,332	Lenovo Group Ltd. (m)	11,774
121	NetEase, Inc., ADR (m)	8,255
131	Perfect World Co., Ltd., ADR (m)	2,432
1,183	Ping An Insurance Group Co. of China Ltd., Class H (m)	8,780
39	Sohu.com, Inc. (a) (m)	2,141
1,963	Weichai Power Co., Ltd., Class H (m)	6,858
104	WuXi PharmaTech Cayman, Inc., ADR (a) (m)	3,531

		181,267

	Greece — 0.4%
259	OPAP S.A. (m)	4,139

	Hong Kong — 6.7%
6,600	Anxin-China Holdings Ltd. (m)	1,040

SHARES	SECURITY DESCRIPTION	VALUE($)

	Hong Kong — continued
2,696	Chaoda Modern Agriculture Holdings Ltd. (a) (i)	—
2,381	China Mobile Ltd. (m)	22,659
6,776	China Resources Cement Holdings Ltd. (m)	4,717
8,356	China Unicom Hong Kong Ltd. (m)	12,810
13,610	Geely Automobile Holdings Ltd. (m)	4,731
18,700	REXLot Holdings Ltd. (m)	1,984
2,267	Shenzhen International Holdings Ltd. (m)	2,757
3,190	SJM Holdings Ltd. (m)	8,874
8,232	Skyworth Digital Holdings Ltd. (m)	3,949
4,760	Truly International Holdings Ltd. (m)	3,218

		66,739

	Hungary — 0.4%
220	Richter Gedeon Nyrt. (m)	3,771

	India — 8.6%
1,469	Apollo Tyres Ltd. (m)	3,889
1,293	Cairn India Ltd. (m)	7,190
356	HCL Technologies Ltd. (m)	8,278
1,011	Housing Development Finance Corp. (m)	15,074
279	Infosys Ltd., ADR (m)	14,981
1,997	Oil & Natural Gas Corp., Ltd. (m)	10,782
276	Oil India Ltd. (m)	2,185
228	Punjab National Bank (m)	3,037
917	Rural Electrification Corp. Ltd. (m)	3,621
306	Tata Motors Ltd., ADR (m)	11,440
1,133	UPL Ltd. (m)	5,046

		85,523

	Mexico — 0.0% (g)
56	Compartamos S.A.B. de C.V. (m)	99

	Netherlands — 0.2%
256	VimpelCom Ltd., ADR (m)	2,153

	Poland — 1.6%
762	PGE S.A. (m)	5,297
76	Powszechny Zaklad Ubezpieczen S.A. (m)	10,771

		16,068

	Russia — 7.7%
2,296	Aeroflot - Russian Airlines OJSC (m)	3,282
276	CTC Media, Inc. (m)	2,392
289	Lukoil OAO, ADR (m)	15,294
350	MegaFon OAO, Reg. S, GDR (m)	9,122
199	Mobile Telesystems OJSC (m)	1,445
519	Mobile Telesystems OJSC, ADR (m)	8,694
1,598	Rosneft OAO, Reg. S, GDR (m)	10,046
227	Sberbank of Russia (a) (m)	463

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2014	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	35

JPMorgan Emerging Economies Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2014 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Russia — continued
1,863	Sberbank of Russia, ADR (a) (m)	15,696
299	Tatneft OAO, ADR (m)	10,301

		76,735

	South Africa — 4.9%
234	Imperial Holdings Ltd. (m)	4,361
927	MTN Group Ltd. (m)	18,602
328	Sasol Ltd. (m)	18,388
1,430	Steinhoff International Holdings Ltd. (m)	7,430

		48,781

	South Korea — 18.1%
19	GS Home Shopping, Inc. (m)	4,377
91	Halla Visteon Climate Control Corp. (m)	3,810
160	Hankook Tire Co., Ltd. (m)	9,300
85	Hyundai Motor Co. (m)	18,901
247	Kia Motors Corp. (m)	13,722
166	KT&G Corp. (m)	13,268
19	LG Hausys Ltd. (m)	3,372
104	LIG Insurance Co., Ltd. (m)	3,049
40	Mando Corp. (m)	4,771
188	Partron Co. Ltd. (m)	2,557
40	Samsung Electronics Co., Ltd. (m)	52,127
35	SK C&C Co. Ltd. (m)	4,804
55	SK Holdings Co., Ltd. (m)	9,783
254	SK Hynix, Inc. (a) (m)	9,918
52	SK Telecom Co., Ltd. (m)	10,684
551	Wonik IPS Co. Ltd. (a) (m)	5,518
880	Woori Finance Holdings Co., Ltd. (a) (m)	9,919

		179,880

	Taiwan — 10.5%
10,452	Advanced Semiconductor Engineering, Inc. (m)	12,171
1,452	Catcher Technology Co., Ltd. (m)	12,260
1,300	Chicony Electronics Co., Ltd. (m)	3,387
2,111	Chipbond Technology Corp. (m)	3,616
4,999	Compeq Manufacturing Co., Ltd. (m)	3,278
2,430	Coretronic Corp. (m)	2,902
5,104	Inventec Corp. (m)	4,706
2,035	Kenda Rubber Industrial Co., Ltd. (m)	4,734
3,147	Lite-On Technology Corp. (m)	4,815
3,476	Pou Chen Corp. (m)	4,426
1,776	Radiant Opto-Electronics Corp. (m)	7,160
1,519	Realtek Semiconductor Corp. (m)	4,336
181	Silicon Motion Technology Corp., ADR (m)	2,995
749	Taiwan Semiconductor Manufacturing Co., Ltd., ADR (m)	15,049

SHARES	SECURITY DESCRIPTION	VALUE($)

	Taiwan — continued
3,633	Teco Electric and Machinery Co., Ltd. (m)	3,951
3,349	Vanguard International Semiconductor Corp. (m)	4,589
2,218	Wistron NeWeb Corp. (m)	5,182
1,728	Zhen Ding Technology Holding Ltd. (m)	5,018

		104,575

	Thailand — 1.1%
2,086	PTT Exploration & Production PCL, NVDR (m)	10,294

	Turkey — 4.3%
541	Arcelik A.S. (m)	3,343
4,684	Emlak Konut Gayrimenkul Yatirim Ortakligi A.S. (m)	6,150
1,648	Enka Insaat ve Sanayi A.S. (m)	5,010
4,004	Eregli Demir ve Celik Fabrikalari TAS (m)	5,572
204	Ford Otomotiv Sanayi A.S. (a) (m)	2,304
439	TAV Havalimanlari Holding A.S. (m)	3,526
617	Tofas Turk Otomobil Fabrikasi A.S. (m)	3,786
250	Tupras Turkiye Petrol Rafinerileri A.S. (m)	5,648
2,265	Turk Hava Yollari (m)	7,272

		42,611

	United Arab Emirates — 1.2%
5,524	Air Arabia PJSC (m)	1,992
2,871	Dubai Islamic Bank PJSC (a) (m)	5,315
962	First Gulf Bank PJSC (m)	4,549

		11,856

	Total Common Stocks (Cost $925,122)	967,225

Preferred Stock — 0.3%
	Brazil — 0.3%
415	Banco do Estado do Rio Grande do Sul S.A., Class B (m) (Cost $3,320)	2,381

Short-Term Investment — 1.1%
	Investment Company — 1.1%
11,300	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.010% (b) (l) (m) (Cost $11,300)	11,300

	Total Investments — 98.7% (Cost $939,742)	980,906
	Other Assets in Excess of Liabilities — 1.3%	13,179

	NET ASSETS — 100.0%	$994,085

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2014

Summary of Investments by Industry, April 30, 2014

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Banks	14.6%
Oil, Gas & Consumable Fuels	13.4
Semiconductors & Semiconductor Equipment	12.0
Wireless Telecommunication Services	7.5
Automobiles	6.6
Technology Hardware, Storage & Peripherals	4.0
Insurance	3.3
IT Services	2.9
Auto Components	2.7
Metals & Mining	2.5
Diversified Telecommunication Services	2.4
Household Durables	2.2
Electronic Equipment, Instruments & Components	1.8

INDUSTRY	PERCENTAGE
Beverages	1.8%
Thrifts & Mortgage Finance	1.5
Hotels, Restaurants & Leisure	1.5
Industrial Conglomerates	1.5
Internet Software & Services	1.5
Tobacco	1.4
Airlines	1.3
Aerospace & Defense	1.1
Food & Staples Retailing	1.0
Machinery	1.0
Others (each less than 1.0%)	9.3
Short-Term Investment	1.2

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2014	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	37

JPMorgan Emerging Markets Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2014 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 96.9%
	Australia — 0.8%
2,513	Oil Search Ltd. (m)	20,822

	Brazil — 8.6%
4,180	AMBEV S.A., ADR (m)	30,304
4,408	CCR S.A. (m)	34,555
1,208	Cielo S.A. (m)	21,075
1,341	Itau Unibanco Holding S.A. (Preference Shares), ADR (m)	21,933
822	Lojas Renner S.A. (m)	23,942
845	Marcopolo S.A. (m)	1,479
1,654	Ultrapar Participacoes S.A. (m)	41,247
2,818	Vale S.A. (Preference Shares), ADR (m)	33,448
1,930	WEG S.A. (m)	23,192

		231,175

	China — 8.0%
228	Baidu, Inc., ADR (a) (m)	35,016
11,085	China Shenhua Energy Co., Ltd., Class H (m)	30,102
19,359	CNOOC Ltd. (m)	31,997
26,155	Sun Art Retail Group Ltd. (m)	34,073
516	Tencent Holdings Ltd. (m)	32,513
3,078	Tsingtao Brewery Co., Ltd., Class H (m)	22,475
7,209	Wynn Macau Ltd. (m)	28,531

		214,707

	Colombia — 0.8%
1,235	Pacific Rubiales Energy Corp. (m)	20,164

	Cyprus — 1.0%
560	Eurasia Drilling Co., Ltd., Reg. S, GDR (m)	13,792
1,350	Globaltrans Investment plc, Reg. S, GDR (m)	12,847

		26,639

	Hong Kong — 5.6%
13,163	AIA Group Ltd. (m)	64,020
37,270	Geely Automobile Holdings Ltd. (m)	12,956
593	Jardine Matheson Holdings Ltd. (m)	37,011
4,786	Sands China Ltd. (m)	35,135

		149,122

	India — 16.0%
1,160	ACC Ltd. (m)	24,901
4,520	Ambuja Cements Ltd. (m)	14,848
1,570	Asian Paints Ltd. (m)	13,156
1,212	HDFC Bank Ltd., ADR (m)	48,552
5,699	Housing Development Finance Corp. (m)	84,974
724	Infosys Ltd., ADR (m)	38,874
10,693	ITC Ltd. (m)	60,454
1,271	Kotak Mahindra Bank Ltd. (m)	16,932
980	Larsen & Toubro Ltd. (m)	21,084

SHARES	SECURITY DESCRIPTION	VALUE($)

	India — continued
3,304	Mahindra & Mahindra Financial Services Ltd. (m)	13,500
1,565	Mahindra & Mahindra Ltd. (m)	27,950
1,725	Tata Consultancy Services Ltd. (m)	62,609

		427,834

	Indonesia — 5.1%
72,269	Astra International Tbk PT (m)	46,562
20,482	Bank Central Asia Tbk PT (m)	19,507
44,712	Bank Rakyat Indonesia Persero Tbk PT (m)	38,396
25,821	Semen Indonesia Persero Tbk PT (m)	33,288

		137,753

	Luxembourg — 0.3%
202	Tenaris S.A., ADR (m)	8,901

	Malaysia — 0.9%
3,992	Public Bank Bhd (m)	24,644

	Mexico — 2.6%
8,729	Fibra Uno Administracion S.A. de C.V. (m)	28,517
2,360	Grupo Financiero Banorte S.A.B. de C.V., Class O (m)	15,643
3,751	Infraestructura Energetica Nova S.A.B. de C.V. (m)	19,530
1,754	Mexichem S.A.B. de C.V. (m)	6,528

		70,218

	Panama — 0.7%
146	Copa Holdings S.A., Class A (m)	19,737

	Peru — 1.7%
301	Credicorp Ltd. (m)	44,939

	Poland — 0.5%
1,040	Eurocash S.A. (m)	13,751

	Russia — 4.2%
483	Lukoil OAO, ADR (m)	25,591
566	Magnit OJSC, Reg. S, GDR (m)	26,774
5,324	Mobile Telesystems OJSC (m)	38,650
10,102	Sberbank of Russia (a) (m)	20,615
209	Sberbank of Russia, ADR (a) (m)	1,763

		113,393

	South Africa — 14.1%
687	African Rainbow Minerals Ltd. (m)	12,930
2,108	Bidvest Group Ltd. (m)	57,892
678	Capitec Bank Holdings Ltd. (m)	14,666
11,460	FirstRand Ltd. (m)	42,167
585	Imperial Holdings Ltd. (m)	10,908
422	Massmart Holdings Ltd. (m)	5,595
1,946	Mr Price Group Ltd. (m)	29,316

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2014

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	South Africa — Continued
2,879	MTN Group Ltd. (m)	57,764
2,452	Remgro Ltd. (m)	49,387
2,930	Shoprite Holdings Ltd. (m)	49,011
7,057	Woolworths Holdings Ltd. (m)	48,031

		377,667

	South Korea — 5.8%
89	Hyundai Mobis (m)	25,337
177	Hyundai Motor Co. (m)	39,573
608	Kia Motors Corp. (m)	33,727
42	Samsung Electronics Co., Ltd. (m)	55,373

		154,010

	Taiwan — 5.4%
6,314	Delta Electronics, Inc. (m)	38,766
4,793	President Chain Store Corp. (m)	35,665
3,418	Taiwan Semiconductor Manufacturing Co., Ltd., ADR (m)	68,694

		143,125

	Thailand — 6.8%
3,503	Advanced Info Service PCL, NVDR (m)	26,261
6,654	Kasikornbank PCL, NVDR (m)	39,475
2,448	Siam Cement PCL (The), NVDR (m)	32,890
7,387	Siam Commercial Bank PCL (m)	37,206
11,947	Total Access Communication PCL, NVDR (m)	46,090

		181,922

	Turkey — 4.2%
1,517	Ford Otomotiv Sanayi A.S. (a) (m)	17,170
9,123	KOC Holding A.S. (m)	40,883
2,790	TAV Havalimanlari Holding A.S. (m)	22,403
8,595	Turkiye Garanti Bankasi A.S. (m)	31,662

		112,118

	United Kingdom — 3.8%
1,068	Anglo American plc (m)	28,554
850	SABMiller plc (m)	46,295
1,245	Standard Chartered plc (m)	26,969

		101,818

	Total Common Stocks (Cost $2,206,206)	2,594,459

Preferred Stocks — 0.7%
	Brazil — 0.7%
692	Itau Unibanco Holding S.A. (m)	11,382
3,570	Marcopolo S.A. (m)	6,565

	Total Preferred Stocks (Cost $15,594)	17,947

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 1.2%
	Investment Company — 1.2%
31,400	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.010% (b) (l) (m) (Cost $31,400)	31,400

	Total Investments — 98.8% (Cost $2,253,200)	2,643,806
	Other Assets in Excess of Liabilities — 1.2%	31,826

	NET ASSETS — 100.0%	$2,675,632

Percentages indicated are based on net assets.

Summary of Investments by Industry, April 30, 2014

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Banks	15.7%
Automobiles	6.7
Oil, Gas & Consumable Fuels	6.4
Wireless Telecommunication Services	6.4
Food & Staples Retailing	6.2
Industrial Conglomerates	5.1
Semiconductors & Semiconductor Equipment	4.7
IT Services	4.6
Construction Materials	4.0
Beverages	3.7
Diversified Financial Services	3.5
Thrifts & Mortgage Finance	3.2
Metals & Mining	2.8
Multiline Retail	2.7
Internet Software & Services	2.6
Insurance	2.4
Hotels, Restaurants & Leisure	2.4
Tobacco	2.3
Transportation Infrastructure	2.2
Electronic Equipment, Instruments & Components	1.5
Machinery	1.2
Specialty Retail	1.1
Real Estate Investment Trusts (REITs)	1.1
Auto Components	1.0
Others (each less than 1.0%)	5.3
Short-Term Investment	1.2

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2014	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	39

JPMorgan Global Equity Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2014 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 98.2%
	Australia — 3.3%
40	Australia & New Zealand Banking Group Ltd. (m)	1,282
68	Transurban Group (m)	460
217	Westfield Group (m)	2,209

		3,951

	Belgium — 0.8%
6	Solvay S.A. (m)	955

	Brazil — 0.8%
136	AMBEV S.A., ADR (m)	987

	China — 1.7%
380	China Shenhua Energy Co., Ltd., Class H (m)	1,031
263	Wynn Macau Ltd. (m)	1,040

		2,071

	Denmark — 1.4%
185	TDC A/S (m)	1,738

	Finland — 1.1%
75	UPM-Kymmene OYJ (m)	1,320

	France — 7.2%
51	AXA S.A. (m)	1,337
19	BNP Paribas S.A. (m)	1,395
19	Electricite de France (m)	723
41	GDF Suez (m)	1,044
12	Schneider Electric S.A. (m)	1,130
7	Unibail-Rodamco SE (m)	1,828
17	Vinci S.A. (m)	1,256

		8,713

	Germany — 4.7%
17	BASF SE (a) (m)	2,022
19	Daimler AG (m)	1,807
109	Deutsche Telekom AG (m)	1,836

		5,665

	Hong Kong — 0.9%
83	Hutchison Whampoa Ltd. (m)	1,139

	Ireland — 1.1%
17	Accenture plc, Class A (m)	1,354

	Israel — 1.4%
487	Bezeq Israeli Telecommunication Corp., Ltd. (m)	882
60	Mizrahi Tefahot Bank Ltd. (m)	800

		1,682

	Italy — 2.2%
25	Assicurazioni Generali S.p.A. (m)	576
82	Eni S.p.A. (m)	2,126

		2,702

SHARES	SECURITY DESCRIPTION	VALUE($)

	Japan — 5.9%
16	Japan Airlines Co., Ltd. (m)	844
63	Japan Tobacco, Inc. (m)	2,061
62	Seven & I Holdings Co., Ltd. (m)	2,450
46	Sumitomo Mitsui Financial Group, Inc. (m)	1,818

		7,173

	Luxembourg — 0.4%
4	RTL Group S.A. (m)	439

	Netherlands — 4.5%
62	Aegon N.V. (m)	565
123	Royal Dutch Shell plc, Class A (m)	4,863

		5,428

	New Zealand — 1.0%
507	Telecom Corp. of New Zealand Ltd. (m)	1,210

	Norway — 1.8%
70	Statoil ASA (m)	2,149

	Singapore — 1.5%
586	Singapore Telecommunications Ltd. (m)	1,795

	Spain — 0.5%
14	ACS Actividades de Construccion y Servicios S.A. (m)	621

	Sweden — 0.8%
34	Swedbank AB, Class A (m)	900

	Switzerland — 4.2%
8	Cembra Money Bank AG (a) (m)	577
14	Novartis AG (m)	1,179
7	Roche Holding AG (m)	2,114
55	UBS AG (a) (m)	1,142

		5,012

	Taiwan — 0.7%
536	Siliconware Precision Industries Co. (m)	794

	United Kingdom — 10.5%
30	AstraZeneca plc (m)	2,389
152	Aviva plc (m)	1,358
104	British Sky Broadcasting Group plc (m)	1,549
224	Direct Line Insurance Group plc (m)	947
130	HSBC Holdings plc (m)	1,327
173	ICAP plc (m)	1,214
97	Meggitt plc (m)	780
57	Persimmon plc (a) (m)	1,262
480	Vodafone Group plc (m)	1,822

		12,648

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2014

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	United States — 39.8%
104	Applied Materials, Inc. (m)	1,984
31	Bristol-Myers Squibb Co. (m)	1,553
28	CenterPoint Energy, Inc. (m)	686
20	CME Group, Inc. (m)	1,403
18	Comcast Corp., Class A (m)	921
37	ConocoPhillips (m)	2,753
21	Dominion Resources, Inc. (m)	1,525
31	Dow Chemical Co. (The) (m)	1,526
12	Dr. Pepper Snapple Group, Inc. (m)	651
12	Exxon Mobil Corp. (m)	1,250
87	Fifth Third Bancorp (m)	1,795
35	Freeport-McMoRan Copper & Gold, Inc. (m)	1,207
22	Home Depot, Inc. (The) (m)	1,789
7	Humana, Inc. (m)	794
23	Johnson & Johnson (m)	2,281
12	KLA-Tencor Corp. (m)	778
36	Lorillard, Inc. (m)	2,153
30	Masco Corp. (m)	597
31	Merck & Co., Inc. (m)	1,792
20	MetLife, Inc. (m)	1,064
92	Microsoft Corp. (m)	3,705
14	Molson Coors Brewing Co., Class B (m)	858
16	NextEra Energy, Inc. (m)	1,621
28	PACCAR, Inc. (m)	1,775
10	Sempra Energy (m)	1,026
43	Teradyne, Inc. (m)	761
35	Time Warner, Inc. (m)	2,359
34	U.S. Bancorp (m)	1,388
10	United Technologies Corp. (m)	1,190
23	Verizon Communications, Inc.	1,087
19	Verizon Communications, Inc. (m)	873
45	Wells Fargo & Co. (m)	2,222
16	Xilinx, Inc. (m)	732

		48,099

	Total Common Stocks (Cost $102,992)	118,545

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 1.9%
	Investment Company — 1.9%
2,255	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.010% (b) (l) (m) (Cost $2,255)	2,255

	Total Investments — 100.1% (Cost $105,247)	120,800
	Liabilities in Excess of Other Assets — (0.1)%	(84)

	NET ASSETS — 100.0%	$120,716

Percentages indicated are based on net assets.

Summary of Investments by Industry, April 30, 2014

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Oil, Gas & Consumable Fuels	11.7%
Banks	10.7
Pharmaceuticals	9.4
Diversified Telecommunication Services	7.8
Insurance	4.8
Media	4.4
Semiconductors & Semiconductor Equipment	4.2
Chemicals	3.7
Multi-Utilities	3.5
Tobacco	3.5
Real Estate Investment Trusts (REITs)	3.3
Software	3.1
Beverages	2.1
Food & Staples Retailing	2.0
Capital Markets	2.0
Electric Utilities	1.9
Aerospace & Defense	1.6
Construction & Engineering	1.6
Wireless Telecommunication Services	1.5
Automobiles	1.5
Specialty Retail	1.5
Machinery	1.5
Diversified Financial Services	1.2
IT Services	1.1
Paper & Forest Products	1.1
Household Durables	1.0
Metals & Mining	1.0
Others (each less than 1.0%)	5.4
Short-Term Investment	1.9

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2014	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	41

JPMorgan Global Equity Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2014 (Unaudited) (continued)

(Amounts in thousands)

Forward Foreign Currency Exchange Contracts
CONTRACTS TO BUY	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT 04/30/14	NET UNREALIZED APPRECIATION (DEPRECIATION)
533	AUD	Goldman Sachs International	06/23/14	$493	$494	$1
2,177	AUD	Royal Bank of Canada	06/23/14	1,996	2,015	19
3,391	CAD	Barclays Bank plc	06/23/14	3,060	3,090	30
1,635	CAD	Commonwealth Bank of Australia	06/23/14	1,457	1,490	33
930	CHF	Goldman Sachs International	06/23/14	1,057	1,057	— (h)
2,230	CHF	HSBC Bank, N.A.	06/23/14	2,539	2,535	(4)
517	CHF	Merrill Lynch International	06/23/14	584	588	4
241	CHF	National Australia Bank	06/23/14	273	274	1
936	DKK	Goldman Sachs International	06/23/14	174	174	— (h)
453	EUR	Credit Suisse International	06/23/14	629	628	(1)
5,497	EUR	Goldman Sachs International	06/23/14	7,622	7,626	4
2,113	GBP	Citibank, N.A.	06/23/14	3,489	3,566	77
4,455	GBP	Goldman Sachs International	06/23/14	7,520	7,519	(1)
14,565	HKD	Goldman Sachs International	06/23/14	1,879	1,879	— (h)
26,476	JPY	Barclays Bank plc	06/23/14	260	259	(1)
227,833	JPY	Societe Generale	06/23/14	2,210	2,229	19
5,327	NOK	Citibank, N.A.	06/23/14	874	894	20
6,820	NOK	Goldman Sachs International	06/23/14	1,143	1,145	2
242	NZD	Barclays Bank plc	06/23/14	206	208	2
399	NZD	Goldman Sachs International	06/23/14	342	343	1
4,372	SEK	Credit Suisse International	06/23/14	670	672	2
7,393	SEK	HSBC Bank, N.A.	06/23/14	1,125	1,136	11
5,984	SEK	Royal Bank of Canada	06/23/14	918	919	1
2,553	SEK	Union Bank of Switzerland AG	06/23/14	390	392	2
1,355	SGD	Goldman Sachs International	06/23/14	1,080	1,081	1
				$41,990	$42,213	$223

CONTRACTS TO SELL	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT 04/30/14	NET UNREALIZED APPRECIATION (DEPRECIATION)
1,030	AUD	Barclays Bank plc	06/23/14	$928	$953	$(25)
993	AUD	Goldman Sachs International	06/23/14	919	919	— (h)
688	AUD	Westpac Banking Corp.	06/23/14	627	637	(10)
5,026	CAD	Goldman Sachs International	06/23/14	4,574	4,580	(6)
2,955	CHF	Goldman Sachs International	06/23/14	3,381	3,359	22
963	CHF	Westpac Banking Corp.	06/23/14	1,095	1,094	1
936	DKK	Barclays Bank plc	06/23/14	174	174	— (h)
4,008	EUR	Credit Suisse International	06/23/14	5,564	5,560	4
1,521	EUR	HSBC Bank, N.A.	06/23/14	2,088	2,111	(23)
421	EUR	State Street Corp.	06/23/14	579	583	(4)
3,309	GBP	Barclays Bank plc	06/23/14	5,499	5,584	(85)
2,141	GBP	HSBC Bank, N.A.	06/23/14	3,596	3,613	(17)
437	GBP	Royal Bank of Canada	06/23/14	729	738	(9)
681	GBP	Westpac Banking Corp.	06/23/14	1,131	1,149	(18)
14,565	HKD	Barclays Bank plc	06/23/14	1,876	1,879	(3)

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2014

CONTRACTS TO SELL	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT 04/30/14	NET UNREALIZED APPRECIATION (DEPRECIATION)
138,559	JPY	Goldman Sachs International	06/23/14	$1,357	$1,356	$1
33,248	JPY	State Street Corp.	06/23/14	323	325	(2)
82,502	JPY	Westpac Banking Corp.	06/23/14	807	807	— (h)
8,059	NOK	Goldman Sachs International	06/23/14	1,347	1,353	(6)
2,242	NOK	Societe Generale	06/23/14	372	376	(4)
1,845	NOK	Union Bank of Switzerland AG	06/23/14	307	309	(2)
641	NZD	Royal Bank of Canada	06/23/14	550	550	— (h)
20,302	SEK	Goldman Sachs International	06/23/14	3,174	3,120	54
1,355	SGD	Barclays Bank plc	06/23/14	1,071	1,081	(10)
				$42,068	$42,210	$(142)

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2014	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	43

JPMorgan Global Research Enhanced Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2014 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 96.5%
	Australia — 2.8%
106	AGL Energy Ltd. (m)	1,555
14	ALS Ltd. (m)	95
158	Amcor Ltd. (m)	1,519
152	AMP Ltd. (m)	715
213	Asciano Ltd. (m)	1,077
302	Aurizon Holdings Ltd. (m)	1,456
247	Australia & New Zealand Banking Group Ltd. (m)	7,959
249	BHP Billiton Ltd. (m)	8,752
90	Boral Ltd. (m)	478
75	Brambles Ltd. (m)	663
23	Coca-Cola Amatil Ltd. (m)	200
119	Commonwealth Bank of Australia (m)	8,750
71	Computershare Ltd. (m)	824
4	Crown Resorts Ltd. (m)	52
48	CSL Ltd. (m)	3,035
533	Dexus Property Group (m)	564
100	Echo Entertainment Group Ltd. (m)	264
400	Federation Centres Ltd. (m)	928
222	Fortescue Metals Group Ltd. (m)	1,049
177	Goodman Group (m)	822
11	Iluka Resources Ltd. (m)	94
120	Insurance Australia Group Ltd. (m)	640
98	Lend Lease Group (m)	1,182
17	Macquarie Group Ltd. (m)	914
625	Mirvac Group (m)	1,020
180	National Australia Bank Ltd. (m)	5,928
18	Newcrest Mining Ltd. (a) (m)	179
27	Orica Ltd. (m)	556
79	Origin Energy Ltd. (m)	1,091
118	QBE Insurance Group Ltd. (m)	1,273
20	Ramsay Health Care Ltd. (m)	826
47	Rio Tinto Ltd. (m)	2,717
125	Santos Ltd. (m)	1,604
7	Seek Ltd. (m)	110
13	Stockland (m)	47
165	Suncorp Group Ltd. (m)	2,002
65	Sydney Airport (m)	257
257	Telstra Corp., Ltd. (m)	1,248
99	Toll Holdings Ltd. (m)	488
144	Transurban Group (m)	970
65	Wesfarmers Ltd. (m)	2,581
243	Westfield Group (m)	2,480
315	Westfield Retail Trust (m)	937
283	Westpac Banking Corp. (m)	9,276
56	Woodside Petroleum Ltd. (m)	2,144

SHARES		SECURITY DESCRIPTION	VALUE($)

		Australia — continued
130		Woolworths Ltd. (m)	4,512

			85,833

		Austria — 0.0% (g)
14		Andritz AG (m)	857
—	(h)	Telekom Austria AG (m)	—	(h)

			857

		Belgium — 0.6%
48		Anheuser-Busch InBev N.V. (m)	5,205
53		Delhaize Group S.A. (m)	3,981
37		Solvay S.A. (m)	6,003
34		UCB S.A. (m)	2,827

			18,016

		Bermuda — 0.1%
61		Axis Capital Holdings Ltd. (m)	2,795
5		Everest Re Group Ltd. (m)	715

			3,510

		Canada — 3.4%
16		Agnico-Eagle Mines Ltd. (m)	471
14		Agrium, Inc. (m)	1,315
37		Alimentation Couche Tard, Inc., Class B (m)	1,037
27		ARC Resources Ltd. (m)	811
60		Bank of Montreal (m)	4,146
107		Bank of Nova Scotia (m)	6,527
95		Barrick Gold Corp. (m)	1,661
24		BCE, Inc. (m)	1,048
132		Bombardier, Inc., Class B (m)	530
52		Brookfield Asset Management, Inc., Class A (m)	2,174
37		Cameco Corp. (m)	796
38		Canadian Imperial Bank of Commerce (m)	3,392
81		Canadian National Railway Co. (m)	4,734
102		Canadian Natural Resources Ltd. (m)	4,155
44		Canadian Oil Sands Ltd. (m)	954
16		Canadian Pacific Railway Ltd. (m)	2,493
71		Cenovus Energy, Inc. (m)	2,110
33		Crescent Point Energy Corp. (m)	1,329
65		Eldorado Gold Corp. (m)	395
70		Enbridge, Inc. (m)	3,377
69		Encana Corp. (m)	1,589
42		First Quantum Minerals Ltd. (m)	845
17		Fortis, Inc. (m)	511
14		Franco-Nevada Corp. (m)	665
76		Goldcorp, Inc. (m)	1,879
26		Great-West Lifeco, Inc. (m)	745

SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2014

SHARES		SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
		Canada — continued
31		Husky Energy, Inc. (m)	1,019
28		Imperial Oil Ltd. (m)	1,378
12		Intact Financial Corp. (m)	803
108		Kinross Gold Corp. (a) (m)	436
25		Loblaw Cos. Ltd. (m)	1,075
25		Lululemon Athletica, Inc. (a) (m)	1,145
29		Magna International, Inc. (m)	2,813
168		Manulife Financial Corp. (m)	3,148
9		Metro, Inc. (m)	559
30		National Bank of Canada (m)	1,265
27		Pembina Pipeline Corp. (m)	1,076
79		Potash Corp. of Saskatchewan, Inc. (m)	2,860
32		Power Corp. of Canada (m)	904
23		Power Financial Corp. (m)	721
36		Rogers Communications, Inc., Class B (m)	1,418
136		Royal Bank of Canada (m)	9,102
12		Saputo, Inc. (m)	651
35		Shaw Communications, Inc., Class B (m)	852
33		Silver Wheaton Corp. (m)	743
14		SNC-Lavalin Group, Inc. (m)	652
56		Sun Life Financial, Inc. (m)	1,879
148		Suncor Energy, Inc. (m)	5,699
99		Talisman Energy, Inc. (m)	1,027
54		Teck Resources Ltd., Class B (m)	1,232
14		Tim Hortons, Inc. (m)	789
172		Toronto-Dominion Bank (The) (m)	8,270
65		TransCanada Corp. (m)	3,052
73		Yamana Gold, Inc. (m)	544

			104,801

		China — 0.0% (g)
141		MGM China Holdings Ltd. (m)	493
549		Yangzijiang Shipbuilding Holdings Ltd. (m)	483

			976

		Colombia — 0.0% (g)
—	(h)	Pacific Rubiales Energy Corp. (m)	1

		Denmark — 0.8%
2		AP Moeller - Maersk A/S, Class B (m)	5,030
12		Carlsberg A/S, Class B (m)	1,171
190		Danske Bank A/S (m)	5,370
235		Novo Nordisk A/S, Class B (m)	10,665
390		TDC A/S (m)	3,658

			25,894

SHARES		SECURITY DESCRIPTION	VALUE($)

		Finland — 0.2%
—	(h)	Nokian Renkaat OYJ (m)	—	(h)
284		UPM-Kymmene OYJ (m)	4,979

			4,979

		France — 3.7%
24		Air Liquide S.A. (m)	3,465
126		Airbus Group N.V. (m)	8,663
43		AtoS (m)	3,703
331		AXA S.A. (m)	8,648
116		BNP Paribas S.A. (m)	8,689
52		Bouygues S.A. (m)	2,340
41		Carrefour S.A. (m)	1,594
65		Cie de St-Gobain (m)	4,012
26		Cie Generale des Etablissements Michelin (m)	3,193
10		Danone S.A. (m)	757
95		Electricite de France (m)	3,643
358		GDF Suez (m)	9,023
25		Lafarge S.A. (m)	2,286
11		LVMH Moet Hennessy Louis Vuitton S.A. (m)	2,140
63		Orange S.A. (m)	1,023
67		Renault S.A. (m)	6,536
89		Sanofi (m)	9,568
40		Schneider Electric S.A. (m)	3,753
93		Societe Generale S.A. (m)	5,783
32		Sodexo (m)	3,443
104		Thales S.A. (m)	6,625
195		Total S.A. (m)	13,972
5		Unibail-Rodamco SE (m)	1,308
12		Vivendi S.A. (m)	309

			114,476

		Germany — 3.6%
61		Allianz SE (m)	10,652
127		BASF SE (a) (m)	14,757
108		Bayer AG (m)	15,014
59		Bayerische Motoren Werke AG (m)	7,397
26		Brenntag AG (m)	4,747
22		Continental AG (m)	5,287
69		Daimler AG (m)	6,400
88		Deutsche Bank AG (m)	3,854
67		Deutsche Post AG (m)	2,517
297		Deutsche Telekom AG (m)	4,988
152		E.ON SE (m)	2,915
61		HeidelbergCement AG (m)	5,317
3		Linde AG (m)	542
49		Metro AG (m)	1,950

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2014	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	45

JPMorgan Global Research Enhanced Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2014 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Germany — continued
17	Muenchener Rueckversicherungs AG (a) (m)	4,008
128	SAP AG (m)	10,369
60	Siemens AG (m)	7,961

		108,675

	Hong Kong — 1.0%
914	AIA Group Ltd. (m)	4,443
336	BOC Hong Kong Holdings Ltd. (m)	984
170	Cheung Kong Holdings Ltd. (m)	2,903
173	Cheung Kong Infrastructure Holdings Ltd. (m)	1,131
72	CLP Holdings Ltd. (m)	576
223	Galaxy Entertainment Group Ltd. (a) (m)	1,760
94	Hang Seng Bank Ltd. (m)	1,540
457	HKT Trust and HKT Ltd. (m)	479
354	Hong Kong & China Gas Co., Ltd. (m)	816
55	Hong Kong Exchanges and Clearing Ltd. (m)	994
212	Hutchison Whampoa Ltd. (m)	2,908
26	Kerry Properties Ltd. (m)	86
348	Li & Fung Ltd. (m)	507
195	Link REIT (The) (m)	971
245	MTR Corp., Ltd. (m)	926
214	Noble Group Ltd. (m)	220
364	NWS Holdings Ltd. (m)	624
96	Power Assets Holdings Ltd. (m)	825
253	Sands China Ltd. (m)	1,856
546	Sino Land Co., Ltd. (m)	819
138	SJM Holdings Ltd. (m)	384
121	Sun Hung Kai Properties Ltd. (m)	1,527
202	Wharf Holdings Ltd. (m)	1,418
138	Wheelock & Co., Ltd. (m)	570
56	Yue Yuen Industrial Holdings Ltd. (m)	172

		29,439

	Ireland — 1.0%
99	Accenture plc, Class A (m)	7,972
109	Covidien plc (m)	7,736
39	Perrigo Co. plc (m)	5,651
123	Shire plc (m)	7,057
43	XL Group plc (m)	1,350

		29,766

	Italy — 1.1%
95	Assicurazioni Generali S.p.A. (m)	2,226
644	Enel Green Power S.p.A. (m)	1,842
1,386	Enel S.p.A. (m)	7,848
242	Eni S.p.A. (m)	6,267
1,368	Intesa Sanpaolo S.p.A. (m)	4,683

SHARES		SECURITY DESCRIPTION	VALUE($)

		Italy — continued
2,944		Telecom Italia S.p.A. (a) (m)	3,783
649		UniCredit S.p.A. (m)	5,817

			32,466

		Japan — 7.0%
87		Aeon Co., Ltd. (m)	1,005
27		Aisin Seiki Co., Ltd. (m)	961
95		Ajinomoto Co., Inc. (m)	1,398
1		Alfresa Holdings Corp. (m)	62
139		Amada Co., Ltd. (m)	1,005
28		ANA Holdings, Inc. (m)	61
19		Asahi Group Holdings Ltd. (m)	522
224		Asahi Kasei Corp. (m)	1,523
246		Astellas Pharma, Inc. (m)	2,737
133		Bank of Yokohama Ltd. (The) (m)	669
20		Benesse Holdings, Inc. (m)	742
67		Bridgestone Corp. (m)	2,392
66		Canon, Inc. (m)	2,062
24		Central Japan Railway Co. (m)	2,960
43		Chubu Electric Power Co., Inc. (a) (m)	488
36		Chugoku Electric Power Co., Inc. (The) (m)	468
85		Citizen Holdings Co., Ltd. (m)	621
79		Daicel Corp. (m)	662
145		Dai-ichi Life Insurance Co., Ltd. (The) (m)	2,015
22		Daiichi Sankyo Co., Ltd. (m)	376
38		Daikin Industries Ltd. (m)	2,210
204		Dainippon Screen Manufacturing Co., Ltd. (m)	890
—	(h)	Daito Trust Construction Co., Ltd. (m)	41
72		Daiwa House Industry Co., Ltd. (m)	1,217
20		Denso Corp. (m)	925
33		Dentsu, Inc. (m)	1,345
73		DMG Mori Seiki Co., Ltd. (m)	909
46		East Japan Railway Co. (m)	3,327
38		Electric Power Development Co., Ltd. (m)	1,018
10		FANUC Corp. (m)	1,877
3		Fast Retailing Co., Ltd. (m)	901
70		Fuji Heavy Industries Ltd. (m)	1,851
40		FUJIFILM Holdings Corp. (m)	1,020
367		Fujitsu Ltd. (m)	2,158
374		Furukawa Electric Co., Ltd. (m)	842
93		Gunma Bank Ltd. (The) (m)	494
50		Hakuhodo DY Holdings, Inc. (m)	388
11		Hirose Electric Co., Ltd. (m)	1,482
11		Hisamitsu Pharmaceutical Co., Inc. (m)	439
500		Hitachi Ltd. (m)	3,565
536		Hokuhoku Financial Group, Inc. (m)	1,034

SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2014

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Japan — continued
175	Honda Motor Co., Ltd. (m)	5,811
62	Ibiden Co., Ltd. (m)	1,110
180	Inpex Corp. (m)	2,618
21	Isetan Mitsukoshi Holdings Ltd. (m)	261
48	Isuzu Motors Ltd. (m)	279
18	ITOCHU Corp. (m)	205
28	Itochu Techno-Solutions Corp. (m)	1,183
117	Japan Tobacco, Inc. (m)	3,829
31	JFE Holdings, Inc. (m)	567
225	JX Holdings, Inc. (m)	1,167
84	Kansai Electric Power Co., Inc. (The) (a) (m)	704
21	Kao Corp. (m)	772
357	Kawasaki Heavy Industries Ltd. (m)	1,325
55	KDDI Corp. (m)	2,955
26	Keio Corp. (m)	184
7	Keyence Corp. (m)	2,778
21	Kintetsu World Express, Inc. (m)	822
6	Kirin Holdings Co., Ltd. (m)	83
338	Kobe Steel Ltd. (m)	444
23	Komatsu Ltd. (m)	502
7	Konica Minolta, Inc. (m)	61
185	Kubota Corp. (m)	2,384
69	Kyushu Electric Power Co., Inc. (m)	693
22	Mabuchi Motor Co., Ltd. (m)	1,486
158	Marubeni Corp. (m)	1,056
141	Marui Group Co., Ltd. (m)	1,248
88	Mazda Motor Corp. (m)	393
79	Medipal Holdings Corp. (m)	1,110
115	Minebea Co., Ltd. (m)	932
1	Miraca Holdings, Inc. (m)	35
119	Mitsubishi Corp. (m)	2,138
69	Mitsubishi Electric Corp. (m)	786
65	Mitsubishi Estate Co., Ltd. (m)	1,475
285	Mitsubishi Heavy Industries Ltd. (m)	1,501
9	Mitsubishi Logistics Corp. (m)	129
7	Mitsubishi Motors Corp. (m)	79
1,323	Mitsubishi UFJ Financial Group, Inc. (m)	7,036
246	Mitsui & Co., Ltd. (m)	3,489
517	Mitsui Chemicals, Inc. (m)	1,260
113	Mitsui Fudosan Co., Ltd. (m)	3,345
1,447	Mizuho Financial Group, Inc. (m)	2,835
29	MS&AD Insurance Group Holdings (m)	646
8	Murata Manufacturing Co., Ltd. (m)	667
143	NEC Corp. (m)	402
19	NGK Insulators Ltd. (m)	359

SHARES	SECURITY DESCRIPTION	VALUE($)

	Japan — continued
55	NGK Spark Plug Co., Ltd. (m)	1,259
1	Nintendo Co., Ltd. (m)	94
134	Nippon Express Co., Ltd. (m)	633
98	Nippon Meat Packers, Inc. (m)	1,699
1,044	Nippon Steel & Sumitomo Metal Corp. (m)	2,739
48	Nippon Telegraph & Telephone Corp. (m)	2,680
301	Nippon Yusen KK (m)	816
430	Nishi-Nippon City Bank Ltd. (The) (m)	978
55	Nissan Motor Co., Ltd. (m)	471
11	Nitori Holdings Co., Ltd. (m)	491
12	Nitto Denko Corp. (m)	528
483	Nomura Holdings, Inc. (m)	2,795
15	Nomura Real Estate Holdings, Inc. (m)	273
38	Nomura Research Institute Ltd. (m)	1,090
161	North Pacific Bank Ltd. (m)	652
171	NSK Ltd. (m)	1,798
69	NTT DOCOMO, Inc. (m)	1,093
37	Olympus Corp. (a) (m)	1,115
30	Omron Corp. (m)	1,073
137	ORIX Corp. (m)	1,985
11	Otsuka Corp. (m)	1,243
58	Otsuka Holdings Co., Ltd. (m)	1,668
162	Panasonic Corp. (m)	1,769
439	Resona Holdings, Inc. (m)	2,247
158	Ricoh Co., Ltd. (m)	1,822
8	Rinnai Corp. (m)	642
14	Sanrio Co., Ltd. (m)	453
2	Santen Pharmaceutical Co., Ltd. (m)	76
40	Sanwa Holdings Corp. (m)	244
5	SBI Holdings, Inc. (m)	53
7	Secom Co., Ltd. (m)	413
21	Sega Sammy Holdings, Inc. (m)	429
40	Seiko Epson Corp. (m)	1,094
127	Sekisui Chemical Co., Ltd. (m)	1,287
80	Sekisui House Ltd. (m)	954
46	Seven & I Holdings Co., Ltd. (m)	1,815
276	Sharp Corp. (a) (m)	692
267	Shimizu Corp. (m)	1,514
28	Shin-Etsu Chemical Co., Ltd. (m)	1,619
3	SMC Corp. (m)	690
98	SoftBank Corp. (m)	7,284
60	Sony Corp. (m)	1,060
360	Sumitomo Bakelite Co., Ltd. (m)	1,371
112	Sumitomo Chemical Co., Ltd. (m)	420
154	Sumitomo Corp. (m)	2,004

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2014	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	47

JPMorgan Global Research Enhanced Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2014 (Unaudited) (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
		Japan — continued
8		Sumitomo Electric Industries Ltd. (m)	108
—	(h)	Sumitomo Forestry Co., Ltd. (m)	1
123		Sumitomo Mitsui Financial Group, Inc. (m)	4,866
16		Sumitomo Realty & Development Co., Ltd. (m)	621
67		Sumitomo Rubber Industries Ltd. (m)	935
—	(h)	Sundrug Co., Ltd. (m)	16
44		Suntory Beverage & Food Ltd. (m)	1,537
43		Suzuken Co., Ltd. (m)	1,539
31		Suzuki Motor Corp. (m)	802
3		Sysmex Corp. (m)	108
104		T&D Holdings, Inc. (m)	1,239
13		Taisho Pharmaceutical Holdings Co., Ltd. (m)	943
103		Takashimaya Co., Ltd. (m)	976
50		Takeda Pharmaceutical Co., Ltd. (m)	2,258
62		Terumo Corp. (m)	1,226
26		Tohoku Electric Power Co., Inc. (m)	247
76		Tokio Marine Holdings, Inc. (m)	2,231
70		Tokyo Electric Power Co., Inc. (a) (m)	265
350		Tokyo Gas Co., Ltd. (m)	1,834
33		Tokyo Tatemono Co., Ltd. (m)	263
167		Tokyu Corp. (m)	1,052
161		Tokyu Fudosan Holdings Corp. (m)	1,170
395		Toshiba Corp. (m)	1,547
13		Toyo Suisan Kaisha Ltd. (m)	416
12		Toyota Industries Corp. (m)	544
256		Toyota Motor Corp. (m)	13,842
1		Tsumura & Co. (m)	14
1		West Japan Railway Co. (m)	32
25		Yakult Honsha Co., Ltd. (m)	1,335
405		Yamada Denki Co., Ltd. (m)	1,497
18		Yamaha Motor Co., Ltd. (m)	278
27		Yamato Holdings Co., Ltd. (m)	547

			215,220

		Luxembourg — 0.1%
148		ArcelorMittal (m)	2,412

		Netherlands — 1.8%
32		ASML Holding N.V. (m)	2,650
275		ING Groep N.V., CVA (a) (m)	3,929
236		Koninklijke KPN N.V. (a) (m)	839
214		Koninklijke Philips N.V. (m)	6,853
418		Royal Dutch Shell plc, Class A (m)	16,529
266		Royal Dutch Shell plc, Class B (m)	11,298
155		TNT Express N.V. (m)	1,400
239		Unilever N.V., CVA (m)	10,239

SHARES	SECURITY DESCRIPTION	VALUE($)

	Netherlands — continued
22	Wolters Kluwer N.V. (m)	618

		54,355

	New Zealand — 0.0% (g)
300	Telecom Corp. of New Zealand Ltd. (m)	717

	Norway — 0.3%
176	Statoil ASA (m)	5,365
106	Telenor ASA (m)	2,481

		7,846

	Portugal — 0.2%
1,085	EDP - Energias de Portugal S.A. (m)	5,272

	Singapore — 0.8%
123	Avago Technologies Ltd. (m)	7,823
441	CapitaCommercial Trust (m)	564
151	CapitaMalls Asia Ltd. (m)	266
190	DBS Group Holdings Ltd. (m)	2,574
76	Genting Singapore plc (m)	81
328	Global Logistic Properties Ltd. (m)	748
1,821	Golden Agri-Resources Ltd. (m)	888
570	Hutchison Port Holdings Trust, Class U (m)	388
18	Jardine Cycle & Carriage Ltd. (m)	675
176	Keppel Corp., Ltd. (m)	1,481
90	Keppel Land Ltd. (m)	249
252	Oversea-Chinese Banking Corp., Ltd. (m)	1,943
31	Sembcorp Industries Ltd. (m)	133
71	Singapore Airlines Ltd. (m)	589
144	Singapore Exchange Ltd. (m)	796
693	Singapore Telecommunications Ltd. (m)	2,123
80	United Overseas Bank Ltd. (m)	1,392
191	Wilmar International Ltd. (m)	519

		23,232

	Spain — 1.2%
74	Amadeus IT Holding S.A., Class A (m)	3,070
303	Banco Bilbao Vizcaya Argentaria S.A. (m)	3,733
983	Banco Santander S.A. (a) (m)	9,778
1,492	Bankia S.A. (a) (m)	3,047
254	Distribuidora Internacional de Alimentacion S.A. (m)	2,269
470	Iberdrola S.A. (m)	3,286
35	Inditex S.A. (m)	5,305
54	Repsol S.A. (m)	1,456
235	Telefonica S.A. (m)	3,943

		35,887

SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2014

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Sweden — 0.8%
199	Electrolux AB, Series B (m)	5,538
578	Nordea Bank AB (m)	8,372
121	Swedbank AB, Class A (m)	3,236
157	Tele2 AB, Class B (m)	2,008
519	Telefonaktiebolaget LM Ericsson, Class B (m)	6,263

		25,417

	Switzerland — 4.8%
77	ABB Ltd. (a) (m)	1,845
117	ACE Ltd. (m)	11,975
85	Cie Financiere Richemont S.A., Class A (m)	8,661
126	Credit Suisse Group AG (a) (m)	3,990
1,045	Glencore Xstrata plc (a) (m)	5,640
78	Holcim Ltd. (a) (m)	7,141
350	Nestle S.A. (m)	27,059
228	Novartis AG (m)	19,803
83	Roche Holding AG (m)	24,251
91	Swiss Re AG (a) (m)	7,958
5	Syngenta AG (a) (m)	2,137
29	TE Connectivity Ltd. (m)	1,714
112	Tyco International Ltd. (m)	4,569
607	UBS AG (a) (m)	12,699
64	Wolseley plc (m)	3,695
7	Zurich Insurance Group AG (a) (m)	2,006

		145,143

	United Kingdom — 8.0%
738	3i Group plc (m)	4,740
28	Anglo American plc (m)	759
109	ARM Holdings plc (m)	1,649
107	Associated British Foods plc (m)	5,351
144	AstraZeneca plc (m)	11,344
637	Aviva plc (m)	5,674
2,094	Barclays plc (m)	8,941
322	BG Group plc (m)	6,523
226	BHP Billiton plc (m)	7,349
2,187	BP plc (m)	18,463
213	British American Tobacco plc (m)	12,307
1,237	BT Group plc (m)	7,725
15	Bunzl plc (m)	431
114	Burberry Group plc (m)	2,870
307	Diageo plc (m)	9,421
126	easyJet plc (m)	3,474
79	Ensco plc, Class A (m)	3,996
252	GlaxoSmithKline plc (m)	6,963
1,861	HSBC Holdings plc (m)	19,018

SHARES		SECURITY DESCRIPTION	VALUE($)

		United Kingdom — continued
151		Imperial Tobacco Group plc (m)	6,546
1,338		ITV plc (m)	4,117
678		J Sainsbury plc (m)	3,847
6,028		Lloyds Banking Group plc (a) (m)	7,687
75		Marks & Spencer Group plc (m)	559
474		Meggitt plc (m)	3,827
60		Next plc (m)	6,624
61		Noble Corp. plc (m)	1,879
89		Persimmon plc (a) (m)	1,983
360		Prudential plc (m)	8,279
25		Randgold Resources Ltd. (m)	2,021
9		Reckitt Benckiser Group plc (m)	757
150		Rio Tinto plc (m)	8,178
393		Rolls-Royce Holdings plc (a) (m)	6,972
153		SABMiller plc (m)	8,314
255		Smith & Nephew plc (m)	3,976
119		SSE plc (m)	3,065
72		Standard Chartered plc (m)	1,559
272		Tate & Lyle plc (m)	3,223
2,986		Vodafone Group plc (m)	11,338
72		Whitbread plc (m)	4,939
328		William Hill plc (m)	1,968
310		WPP plc (m)	6,683

			245,339

		United States — 53.2%
8		3M Co. (m)	1,123
306		Abbott Laboratories (m)	11,861
29		Actavis plc (a) (m)	5,951
140		Adobe Systems, Inc. (a) (m)	8,641
63		Aetna, Inc. (m)	4,502
21		AGCO Corp. (m)	1,189
470		Alcoa, Inc. (m)	6,336
40		Alexion Pharmaceuticals, Inc. (a) (m)	6,357
36		Allergan, Inc. (m)	6,049
15		Alliance Data Systems Corp. (a) (m)	3,520
42		Amazon.com, Inc. (a) (m)	12,897
59		American Electric Power Co., Inc. (m)	3,159
82		American Express Co. (m)	7,173
13		American International Group, Inc. (m)	674
18		American Tower Corp. (m)	1,517
—	(h)	Amgen, Inc. (m)	27
78		Anadarko Petroleum Corp. (m)	7,692
7		Apache Corp. (m)	579
87		Apple, Inc. (m)	51,177
113		Applied Materials, Inc. (m)	2,152

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2014	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	49

JPMorgan Global Research Enhanced Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2014 (Unaudited) (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
		United States — continued
177		Archer-Daniels-Midland Co. (m)	7,726
266		AT&T, Inc. (m)	9,490
3		athenahealth, Inc. (a) (m)	398
9		AutoZone, Inc. (a) (m)	4,922
36		AvalonBay Communities, Inc. (m)	4,942
9		Avery Dennison Corp. (m)	449
24		Axiall Corp. (m)	1,141
58		Ball Corp. (m)	3,269
1,365		Bank of America Corp. (m)	20,667
70		Baxter International, Inc. (m)	5,095
167		BB&T Corp. (m)	6,235
93		Berkshire Hathaway, Inc., Class B (a) (m)	11,935
46		Biogen Idec, Inc. (a) (m)	13,191
9		BioMarin Pharmaceutical, Inc. (a) (m)	500
8		Boeing Co. (The) (m)	969
43		Boston Properties, Inc. (m)	5,051
298		Boston Scientific Corp. (a) (m)	3,753
267		Bristol-Myers Squibb Co. (m)	13,398
32		CA, Inc. (m)	956
77		Capital One Financial Corp. (m)	5,676
73		CareFusion Corp. (a) (m)	2,859
18		Carnival Corp. (m)	700
—	(h)	Catamaran Corp. (a) (m)	1
26		Caterpillar, Inc. (m)	2,711
64		CBS Corp. (Non-Voting), Class B (m)	3,719
70		Celgene Corp. (a) (m)	10,303
67		CenterPoint Energy, Inc. (m)	1,670
33		Cerner Corp. (a) (m)	1,692
5		CF Industries Holdings, Inc. (m)	1,282
271		Charles Schwab Corp. (The) (m)	7,196
33		Cheniere Energy, Inc. (a) (m)	1,872
164		Chevron Corp. (m)	20,604
688		Cisco Systems, Inc. (m)	15,892
373		Citigroup, Inc. (m)	17,859
47		Citrix Systems, Inc. (a) (m)	2,773
31		CME Group, Inc. (m)	2,208
172		CMS Energy Corp. (m)	5,216
350		Coca-Cola Co. (The) (m)	14,260
37		Coca-Cola Enterprises, Inc. (m)	1,682
157		Cognizant Technology Solutions Corp., Class A (a) (m)	7,518
40		Colgate-Palmolive Co. (m)	2,670
385		Comcast Corp., Class A (m)	19,918
94		ConocoPhillips (m)	6,968
62		Constellation Brands, Inc., Class A (a) (m)	4,965
91		Corning, Inc. (m)	1,910

SHARES	SECURITY DESCRIPTION	VALUE($)

	United States — continued
88	Costco Wholesale Corp. (m)	10,231
93	Crown Holdings, Inc. (a) (m)	4,364
330	CSX Corp. (m)	9,301
214	CVS Caremark Corp. (m)	15,567
73	DDR Corp. (m)	1,253
51	Deere & Co. (m)	4,729
33	Delta Air Lines, Inc. (m)	1,212
135	DiamondRock Hospitality Co. (m)	1,653
62	DISH Network Corp., Class A (a) (m)	3,544
119	Dominion Resources, Inc. (m)	8,605
184	Dow Chemical Co. (The) (m)	9,191
132	Dr. Pepper Snapple Group, Inc. (m)	7,305
22	E.I. du Pont de Nemours & Co. (m)	1,513
128	Eaton Corp. plc (m)	9,319
145	eBay, Inc. (a) (m)	7,517
103	Edison International (m)	5,808
239	EMC Corp. (m)	6,179
172	Emerson Electric Co. (m)	11,746
96	EOG Resources, Inc. (m)	9,398
43	EQT Corp. (m)	4,733
50	Estee Lauder Cos., Inc. (The), Class A (m)	3,599
68	Extra Space Storage, Inc. (m)	3,549
452	Exxon Mobil Corp. (m)	46,310
129	Facebook, Inc., Class A (a) (m)	7,725
26	FedEx Corp. (m)	3,494
27	Fidelity National Information Services, Inc. (m)	1,423
73	FirstEnergy Corp. (m)	2,477
25	Flowserve Corp. (m)	1,802
102	Fluor Corp. (m)	7,752
123	Freeport-McMoRan Copper & Gold, Inc. (m)	4,230
21	Gap, Inc. (The) (m)	817
32	General Dynamics Corp. (m)	3,507
644	General Electric Co. (m)	17,313
26	General Growth Properties, Inc. (m)	598
33	General Mills, Inc. (m)	1,770
207	General Motors Co. (m)	7,144
75	Gilead Sciences, Inc. (a) (m)	5,860
32	Goldman Sachs Group, Inc. (The) (m)	5,106
33	Google, Inc., Class A (a) (m)	17,533
33	Google, Inc., Class C (a) (m)	17,263
40	H&R Block, Inc. (m)	1,123
139	Halliburton Co. (m)	8,737
43	Harman International Industries, Inc. (m)	4,673
56	Hartford Financial Services Group, Inc. (The) (m)	1,991
44	HCP, Inc. (m)	1,847

SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2014

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	United States — continued
49	Hess Corp. (m)	4,351
222	Hewlett-Packard Co. (m)	7,345
62	Highwoods Properties, Inc. (m)	2,499
26	HollyFrontier Corp. (m)	1,381
209	Home Depot, Inc. (The) (m)	16,592
161	Honeywell International, Inc. (m)	14,931
79	Host Hotels & Resorts, Inc. (m)	1,685
67	Humana, Inc. (m)	7,342
174	Intel Corp. (m)	4,654
36	IntercontinentalExchange Group, Inc. (m)	7,377
75	International Business Machines Corp. (m)	14,777
42	International Paper Co. (m)	1,939
5	Intuit, Inc. (m)	406
139	Invesco Ltd. (m)	4,889
356	Johnson & Johnson (m)	36,026
33	Johnson Controls, Inc. (m)	1,508
1	KBR, Inc. (m)	35
63	Kellogg Co. (m)	4,185
50	Kilroy Realty Corp. (m)	2,994
38	Kimberly-Clark Corp. (m)	4,257
76	KLA-Tencor Corp. (m)	4,890
55	Kroger Co. (The) (m)	2,527
52	L-3 Communications Holdings, Inc. (m)	5,955
83	Lam Research Corp. (a) (m)	4,787
10	Lear Corp. (m)	841
75	Lennar Corp., Class A (m)	2,876
99	Liberty Property Trust (m)	3,717
44	Lincoln National Corp. (m)	2,127
2	LinkedIn Corp., Class A (a) (m)	247
233	Lowe’s Cos., Inc. (m)	10,698
62	Macy’s, Inc. (m)	3,580
210	Marathon Oil Corp. (m)	7,598
32	Marathon Petroleum Corp. (m)	2,993
51	Marriott International, Inc., Class A (m)	2,983
151	Marsh & McLennan Cos., Inc. (m)	7,461
18	Martin Marietta Materials, Inc. (m)	2,233
209	Masco Corp. (m)	4,192
65	MasterCard, Inc., Class A (m)	4,792
57	Maxim Integrated Products, Inc. (m)	1,853
46	McDonald’s Corp. (m)	4,675
51	McKesson Corp. (m)	8,708
369	Merck & Co., Inc. (m)	21,603
214	MetLife, Inc. (m)	11,224
1	Micron Technology, Inc. (a) (m)	17
869	Microsoft Corp. (m)	35,120

SHARES		SECURITY DESCRIPTION	VALUE($)

		United States — continued
17		Mid-America Apartment Communities, Inc. (m)	1,212
58		Molson Coors Brewing Co., Class B (m)	3,454
374		Mondelez International, Inc., Class A (m)	13,330
103		Monsanto Co. (m)	11,374
299		Morgan Stanley (m)	9,248
33		Mosaic Co. (The) (m)	1,673
115		NextEra Energy, Inc. (m)	11,520
11		NIKE, Inc., Class B (m)	778
195		NiSource, Inc. (m)	7,069
108		Norfolk Southern Corp. (m)	10,173
2		NVR, Inc. (a) (m)	2,596
112		Occidental Petroleum Corp. (m)	10,730
23		Omnicom Group, Inc. (m)	1,544
397		Oracle Corp. (m)	16,232
24		Owens-Illinois, Inc. (a) (m)	763
122		PACCAR, Inc. (m)	7,813
8		Parker Hannifin Corp. (m)	958
158		PepsiCo, Inc. (m)	13,570
10		PetSmart, Inc. (m)	654
385		Pfizer, Inc. (m)	12,043
198		Philip Morris International, Inc. (m)	16,913
21		Phillips 66 (m)	1,771
9		Pioneer Natural Resources Co. (m)	1,815
101		PNC Financial Services Group, Inc. (The) (m)	8,471
9		Priceline Group, Inc. (The) (a) (m)	10,096
360		Procter & Gamble Co. (The) (m)	29,701
99		Prologis, Inc. (m)	4,008
95		Prudential Financial, Inc. (m)	7,635
183		Public Service Enterprise Group, Inc. (m)	7,513
—	(h)	Public Storage (m)	5
142		PulteGroup, Inc. (m)	2,603
266		QUALCOMM, Inc. (m)	20,945
70		Questar Corp. (m)	1,695
11		Ralph Lauren Corp. (m)	1,704
165		Regions Financial Corp. (m)	1,675
50		Ross Stores, Inc. (m)	3,390
80		Royal Caribbean Cruises Ltd. (m)	4,259
4		SanDisk Corp. (m)	376
199		Schlumberger Ltd. (m)	20,195
82		Sempra Energy (m)	8,102
5		Sherwin-Williams Co. (The) (m)	1,039
52		Simon Property Group, Inc. (m)	9,012
8		Snap-on, Inc. (m)	942
12		Splunk, Inc. (a) (m)	666
49		SPX Corp. (m)	4,956

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2014	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	51

JPMorgan Global Research Enhanced Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2014 (Unaudited) (continued)

(Amounts in thousands, except number of Futures contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	United States — continued
8	Stanley Black & Decker, Inc. (m)	680
136	Starbucks Corp. (m)	9,587
92	State Street Corp. (m)	5,939
73	Stryker Corp. (m)	5,690
61	SunTrust Banks, Inc. (m)	2,319
2	Superior Energy Services, Inc. (m)	73
79	TD Ameritrade Holding Corp. (m)	2,536
48	Teradyne, Inc. (a) (m)	853
36	Thermo Fisher Scientific, Inc. (m)	4,117
35	Thomson Reuters Corp. (m)	1,263
39	Time Warner Cable, Inc. (m)	5,576
209	Time Warner, Inc. (m)	13,880
171	TJX Cos., Inc. (The) (m)	9,952
14	Toll Brothers, Inc. (a) (m)	471
44	Travelers Cos., Inc. (The) (m)	4,007
39	TRW Automotive Holdings Corp. (a) (m)	3,102
192	Twenty-First Century Fox, Inc., Class A (m)	6,132
42	Twenty-First Century Fox, Inc., Class B (m)	1,319
20	Tyson Foods, Inc., Class A (m)	829
239	U.S. Bancorp (m)	9,741
89	Union Pacific Corp. (m)	16,969
70	United Continental Holdings, Inc. (a) (m)	2,876
28	United Parcel Service, Inc., Class B (m)	2,752
89	United States Steel Corp. (m)	2,323
152	United Technologies Corp. (m)	18,037
169	UnitedHealth Group, Inc. (m)	12,675
21	URS Corp. (m)	993
149	V.F. Corp. (m)	9,079
35	Valeant Pharmaceuticals International, Inc. (a) (m)	4,674
94	Valero Energy Corp. (m)	5,358
27	Ventas, Inc. (m)	1,791
521	Verizon Communications, Inc. (m)	24,336
42	Vertex Pharmaceuticals, Inc. (a) (m)	2,814
81	Visa, Inc., Class A (m)	16,312
31	VMware, Inc., Class A (a) (m)	2,852
19	W.W. Grainger, Inc. (m)	4,866
97	Wal-Mart Stores, Inc. (m)	7,693
209	Walt Disney Co. (The) (m)	16,577
1	Waste Management, Inc. (m)	60
644	Wells Fargo & Co. (m)	31,973
10	Western Digital Corp. (m)	898
13	Whirlpool Corp. (m)	1,974
147	Xerox Corp. (m)	1,779
116	Xilinx, Inc. (m)	5,466

SHARES	SECURITY DESCRIPTION	VALUE($)

	United States — continued
64	Yum! Brands, Inc. (m)	4,944
90	Zoetis, Inc. (m)	2,726

		1,625,552

	Total Common Stocks (Cost $2,670,144)	2,946,081

Preferred Stocks — 0.4%
	Germany — 0.4%
86	Henkel AG & Co. KGaA (m)	9,644
18	Volkswagen AG (a) (m)	4,824

		14,468

	United Kingdom — 0.0% (g)
48,936	Rolls-Royce Holdings plc (a) (m) (i)	82

	Total Preferred Stocks (Cost $13,464)	14,550

NUMBER OF WARRANTS
Warrant — 0.0% (g)
	Hong Kong — 0.0% (g)
10	Sun Hung Kai Properties Ltd., expiring 04/22/16 (Cost $—) (a) (m)	7

SHARES
Short-Term Investment — 6.7%
	Investment Company — 6.7%
203,345	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.010% (b) (l) (m) (Cost $203,345)	203,345

	Total Investments — 103.6% (Cost $2,886,953)	3,163,983
	Liabilities in Excess of Other Assets — (3.6)%	(110,550)

	NET ASSETS — 100.0%	$3,053,433

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2014

Summary of Investments by Industry, April 30, 2014

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Banks	9.1%
Oil, Gas & Consumable Fuels	7.9
Pharmaceuticals	7.1
Insurance	3.9
Media	2.8
Food Products	2.6
Software	2.5
Beverages	2.3
Technology Hardware, Storage & Peripherals	2.3
IT Services	2.3
Diversified Telecommunication Services	2.2
Aerospace & Defense	2.2
Chemicals	2.1
Metals & Mining	2.0
Capital Markets	2.0
Food & Staples Retailing	2.0
Real Estate Investment Trusts (REITs)	1.8
Automobiles	1.8

INDUSTRY	PERCENTAGE
Specialty Retail	1.8%
Road & Rail	1.7
Electric Utilities	1.6
Multi-Utilities	1.6
Internet Software & Services	1.6
Household Products	1.5
Health Care Equipment & Supplies	1.4
Hotels, Restaurants & Leisure	1.4
Communications Equipment	1.4
Biotechnology	1.3
Machinery	1.3
Industrial Conglomerates	1.3
Tobacco	1.3
Semiconductors & Semiconductor Equipment	1.2
Health Care Providers & Services	1.2
Energy Equipment & Services	1.1
Others (each less than 1.0%)	12.0
Short-Term Investment	6.4

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 04/30/14	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
123	TOPIX Index	06/12/14	$13,902	$(547)
89	S&P/TSX 60 Index	06/19/14	13,578	270
117	SPI 200 Index	06/19/14	14,861	(211)
308	Dow Jones Euro STOXX 50 Index	06/20/14	13,439	608
62	FTSE 100 Index	06/20/14	7,060	219

				$339

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2014	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	53

JPMorgan International Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2014 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 93.5%
	Australia — 1.9%
821	BHP Billiton Ltd. (m)	28,914
317	Rio Tinto Ltd. (m)	18,297

		47,211

	Belgium — 1.7%
378	Anheuser-Busch InBev N.V. (m)	41,244

	China — 2.3%
21,433	China Construction Bank Corp., Class H (m)	14,840
9,587	CNOOC Ltd. (m)	15,846
24,396	Industrial & Commercial Bank of China Ltd., Class H (m)	14,577
1,571	Ping An Insurance Group Co. of China Ltd., Class H (m)	11,660

		56,923

	Denmark — 0.9%
500	Novo Nordisk A/S, Class B (m)	22,713

	France — 13.4%
592	Accor S.A. (m)	28,967
1,200	AXA S.A. (m)	31,318
405	BNP Paribas S.A. (m)	30,400
171	Essilor International S.A. (m)	18,306
9	Groupe Fnac (a) (m)	442
132	Imerys S.A. (m)	11,576
125	Kering (m)	27,687
306	Lafarge S.A. (m)	27,983
157	LVMH Moet Hennessy Louis Vuitton S.A. (m)	30,981
153	Pernod-Ricard S.A. (m)	18,392
361	Sanofi (m)	38,913
316	Schneider Electric S.A. (m)	29,680
281	Technip S.A. (m)	31,654

		326,299

	Germany — 6.2%
189	Allianz SE (m)	32,831
283	Bayer AG (m)	39,359
266	Fresenius Medical Care AG & Co. KGaA (m)	18,323
102	Linde AG (m)	21,283
16	Osram Licht AG (a) (m)	816
489	SAP AG (m)	39,515

		152,127

	Hong Kong — 3.6%
5,818	Belle International Holdings Ltd. (m)	6,050
2,326	Cheung Kong Holdings Ltd. (m)	39,722
3,914	China Overseas Land & Investment Ltd. (m)	9,635
4,874	Hang Lung Properties Ltd. (m)	14,537

SHARES	SECURITY DESCRIPTION	VALUE($)

	Hong Kong — continued
2,503	Sands China Ltd. (m)	18,378

		88,322

	India — 0.5%
302	HDFC Bank Ltd., ADR (m)	12,107

	Indonesia — 0.5%
19,565	Astra International Tbk PT (m)	12,606

	Israel — 0.9%
459	Teva Pharmaceutical Industries Ltd., ADR (m)	22,440

	Japan — 15.4%
2,063	Astellas Pharma, Inc. (m)	22,996
315	Canon, Inc. (m)	9,863
347	Daikin Industries Ltd. (m)	20,043
255	East Japan Railway Co. (m)	18,592
133	FANUC Corp. (m)	23,980
853	Honda Motor Co., Ltd. (m)	28,313
931	Japan Tobacco, Inc. (m)	30,614
1,208	Komatsu Ltd. (m)	26,596
1,680	Kubota Corp. (m)	21,653
360	Makita Corp. (m)	19,153
958	Mitsubishi Corp. (m)	17,146
190	Nidec Corp. (m)	10,719
390	Nitto Denko Corp. (m)	16,898
316	Shin-Etsu Chemical Co., Ltd. (m)	18,531
89	SMC Corp. (m)	21,187
1,030	Sumitomo Corp. (m)	13,371
801	Toyota Motor Corp. (m)	43,266
3,124	Yahoo! Japan Corp. (m)	13,645

		376,566

	Netherlands — 6.4%
339	Akzo Nobel N.V. (m)	26,098
305	ASML Holding N.V. (m)	24,865
2,138	ING Groep N.V., CVA (a) (m)	30,562
1,884	Royal Dutch Shell plc, Class A (m)	74,544

		156,069

	South Korea — 1.8%
49	Hyundai Mobis (m)	13,956
44	Samsung Electronics Co., Ltd., Reg. S, GDR (m)	28,521

		42,477

	Sweden — 1.0%
798	Atlas Copco AB, Class A (m)	23,215

	Switzerland — 13.8%
997	ABB Ltd. (a) (m)	24,015
187	Cie Financiere Richemont S.A., Class A (m)	19,008

SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2014

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Switzerland — continued
970	Credit Suisse Group AG (a) (m)	30,765
5,018	Glencore Xstrata plc (a) (m)	27,074
194	Holcim Ltd. (a) (m)	17,768
628	Nestle S.A. (m)	48,499
547	Novartis AG (m)	47,522
154	Roche Holding AG (m)	45,215
3	SGS S.A. (m)	6,885
2,145	UBS AG (a) (m)	44,852
89	Zurich Insurance Group AG (a) (m)	25,537

		337,140

	Taiwan — 0.9%
1,067	Taiwan Semiconductor Manufacturing Co., Ltd., ADR (m)	21,446

	United Kingdom — 22.3%
351	Aggreko plc (m)	9,368
9,982	Barclays plc (m)	42,622
2,451	BG Group plc (m)	49,579
639	BHP Billiton plc (m)	20,728
589	British American Tobacco plc (m)	33,999
1,041	Burberry Group plc (m)	26,134
2,364	Centrica plc (m)	13,187
5,333	HSBC Holdings plc (m)	54,532
582	Imperial Tobacco Group plc (m)	25,137
3,625	Marks & Spencer Group plc (m)	27,101
1,796	Meggitt plc (m)	14,488
1,852	Prudential plc (m)	42,573
436	Rio Tinto plc (m)	23,707
1,952	Standard Chartered plc (m)	42,285
796	Tullow Oil plc (m)	11,835
608	Unilever plc (m)	27,208
10,934	Vodafone Group plc (m)	41,512
1,731	WPP plc (m)	37,320

		543,315

	Total Common Stocks (Cost $1,867,604)	2,282,220

Preferred Stocks — 2.7%
	Germany — 2.7%
215	Henkel AG & Co. KGaA (m)	23,998
155	Volkswagen AG (a) (m)	41,847

	Total Preferred Stocks (Cost $46,050)	65,845

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 3.7%
	Investment Company — 3.7%
91,191	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.010% (b) (l) (m) (Cost $91,191)	91,191

	Total Investments — 99.9% (Cost $2,004,845)	2,439,256
	Other Assets in Excess of Liabilities — 0.1%	3,155

	NET ASSETS — 100.0%	$2,442,411

Percentages indicated are based on net assets.

Summary of Investments by Industry, April 30, 2014

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Pharmaceuticals	9.8%
Banks	8.7
Oil, Gas & Consumable Fuels	6.2
Insurance	5.9
Machinery	5.6
Automobiles	5.2
Metals & Mining	4.9
Textiles, Apparel & Luxury Goods	4.3
Tobacco	3.7
Chemicals	3.4
Food Products	3.1
Capital Markets	3.1
Semiconductors & Semiconductor Equipment	3.1
Electrical Equipment	2.7
Real Estate Management & Development	2.6
Beverages	2.4
Construction Materials	2.4
Hotels, Restaurants & Leisure	1.9
Wireless Telecommunication Services	1.7
Software	1.6
Media	1.5
Energy Equipment & Services	1.3
Diversified Financial Services	1.3
Trading Companies & Distributors	1.3
Multiline Retail	1.1
Household Products	1.0
Others (each less than 1.0%)	6.5
Short-Term Investment	3.7

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2014	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	55

JPMorgan International Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2014 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 94.8%
	Australia — 4.7%
25	AGL Energy Ltd. (m)	366
10	ALS Ltd. (m)	71
81	Alumina Ltd. (a) (m)	102
38	Amcor Ltd. (m)	367
91	AMP Ltd. (m)	427
28	APA Group (m)	176
33	Asciano Ltd. (m)	168
6	ASX Ltd. (m)	199
83	Aurizon Holdings Ltd. (m)	402
76	Australia & New Zealand Banking Group Ltd. (m)	2,441
14	Bendigo and Adelaide Bank Ltd. (m)	150
449	BGP Holdings plc (a) (i)	—
88	BHP Billiton Ltd. (m)	3,101
25	Boral Ltd. (m)	135
49	Brambles Ltd. (m)	429
4	Caltex Australia Ltd. (m)	84
71	CFS Retail Property Trust Group (m)	134
20	Coca-Cola Amatil Ltd. (m)	175
2	Cochlear Ltd. (m)	95
44	Commonwealth Bank of Australia (m)	3,272
15	Computershare Ltd. (m)	173
14	Crown Resorts Ltd. (m)	208
15	CSL Ltd. (m)	941
157	Dexus Property Group (m)	166
24	Echo Entertainment Group Ltd. (m)	63
45	Federation Centres Ltd. (m)	104
2	Flight Centre Travel Group Ltd. (m)	88
61	Fortescue Metals Group Ltd. (m)	287
78	Goodman Group (m)	362
117	GPT Group (m)	428
18	Harvey Norman Holdings Ltd. (m)	55
14	Iluka Resources Ltd. (m)	117
132	Incitec Pivot Ltd. (m)	355
64	Insurance Australia Group Ltd. (m)	344
5	Leighton Holdings Ltd. (m)	90
10	Macquarie Group Ltd. (m)	523
120	Mirvac Group (m)	196
57	National Australia Bank Ltd. (m)	1,874
18	Newcrest Mining Ltd. (a) (m)	180
13	Orica Ltd. (m)	271
34	Origin Energy Ltd. (m)	471
36	Orora Ltd. (m)	47
37	QBE Insurance Group Ltd. (m)	397
4	Ramsay Health Care Ltd. (m)	184
9	Recall Holdings Ltd. (a) (m)	39

SHARES	SECURITY DESCRIPTION	VALUE($)

	Australia — continued
14	Rio Tinto Ltd. (m)	790
30	Santos Ltd. (m)	379
13	Sonic Healthcare Ltd. (m)	210
48	SP AusNet (m)	63
101	Stockland (m)	367
40	Suncorp Group Ltd. (m)	490
16	Sydney Airport (m)	64
24	Tabcorp Holdings Ltd. (m)	83
87	Telstra Corp., Ltd. (m)	421
23	Toll Holdings Ltd. (m)	114
20	Treasury Wine Estates Ltd. (m)	71
28	Wesfarmers Ltd. (m)	1,106
67	Westfield Group (m)	688
77	Westpac Banking Corp. (m)	2,512
16	Whitehaven Coal Ltd. (a) (m)	22
21	Woodside Petroleum Ltd. (m)	786
31	Woolworths Ltd. (m)	1,081
7	WorleyParsons Ltd. (m)	111

		29,615

	Austria — 1.4%
18	Andritz AG (m)	1,147
10	BUWOG AG (a) (m)	177
50	Erste Group Bank AG (m)	1,678
193	IMMOFINANZ AG (a) (m)	716
37	OMV AG (m)	1,742
20	Raiffeisen Bank International AG (m)	624
63	Telekom Austria AG (m)	621
15	Verbund AG (m)	295
10	Vienna Insurance Group AG Wiener Versicherung Gruppe (m)	537
28	Voestalpine AG (m)	1,270

		8,807

	Belgium — 2.3%
62	Anheuser-Busch InBev N.V. (m)	6,753
5	Belgacom S.A. (m)	139
2	Colruyt S.A. (m)	123
3	Delhaize Group S.A. (m)	226
6	Groupe Bruxelles Lambert S.A. (m)	615
12	KBC Groep N.V. (m)	746
16	Solvay S.A. (m)	2,608
41	UCB S.A. (m)	3,340
3	Umicore S.A. (m)	168

		14,718

SEE NOTES TO FINANCIAL STATEMENTS.

56	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2014

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Bermuda — 0.1%
14	Seadrill Ltd. (m)	500

	Brazil — 0.2%
36	AMBEV S.A. (m)	266
12	BM&FBovespa S.A. (m)	62
7	BRF S.A. (m)	160
2	Natura Cosmeticos S.A. (m)	38
40	Petroleo Brasileiro S.A. (m)	276
28	Vale S.A. (m)	363

		1,165

	Chile — 0.5%
4,887	Banco Santander Chile (m)	295
9	CAP S.A. (m)	134
78	Cencosud S.A. (m)	260
211	Empresa Nacional de Electricidad S.A. (m)	312
80	Empresas CMPC S.A. (m)	177
34	Empresas COPEC S.A. (m)	434
605	Enersis S.A. (m)	196
21	Enersis S.A., ADR (m)	340
10	ENTEL Chile S.A. (m)	126
13	Latam Airlines Group S.A. (m)	206
46	S.A.C.I. Falabella (m)	387

		2,867

	China — 0.7%
635	Bank of China Ltd., Class H (m)	280
112	BYD Co., Ltd., Class H (a) (m)	607
372	China Construction Bank Corp., Class H (m)	258
94	China Life Insurance Co., Ltd., Class H (m)	245
136	CNOOC Ltd. (m)	225
516	Datang International Power Generation Co., Ltd., Class H (m)	192
210	Huaneng Power International, Inc., Class H (m)	206
526	Industrial & Commercial Bank of China Ltd., Class H (m)	314
16	MGM China Holdings Ltd. (m)	54
225	PetroChina Co., Ltd., Class H (m)	259
25	Ping An Insurance Group Co. of China Ltd., Class H (m)	182
11	Tencent Holdings Ltd. (m)	699
96	Tingyi Cayman Islands Holding Corp. (m)	267
24	Wynn Macau Ltd. (m)	93
54	Yangzijiang Shipbuilding Holdings Ltd. (m)	47
177	Yanzhou Coal Mining Co., Ltd., Class H (m)	133
283	Zhejiang Expressway Co., Ltd., Class H (m)	245

		4,306

SHARES		SECURITY DESCRIPTION	VALUE($)

		Denmark — 1.2%
—	(h)	AP Moeller - Maersk A/S, Class A (m)	261
—	(h)	AP Moeller - Maersk A/S, Class B (m)	752
5		Carlsberg A/S, Class B (m)	492
30		Danske Bank A/S (m)	837
8		DSV A/S (m)	251
85		Novo Nordisk A/S, Class B (m)	3,844
11		Novozymes A/S, Class B (m)	550
52		TDC A/S (m)	492

			7,479

		Finland — 1.4%
24		Fortum OYJ (m)	550
3		Kesko OYJ, Class B (m)	109
16		Kone OYJ, Class B (m)	670
7		Metso OYJ (m)	301
5		Neste Oil OYJ (m)	105
210		Nokia OYJ (a) (m)	1,574
6		Nokian Renkaat OYJ (m)	249
23		Sampo, Class A (m)	1,138
34		Stora Enso OYJ, Class R (m)	352
98		UPM-Kymmene OYJ (m)	1,716
7		Valmet Corp. (m)	87
35		Wartsila OYJ Abp (m)	1,942

			8,793

		France — 9.0%
7		Accor S.A. (m)	351
15		Air Liquide S.A. (m)	2,157
55		Airbus Group N.V. (m)	3,784
10		Alstom S.A. (m)	430
3		Arkema S.A. (m)	362
84		AXA S.A. (m)	2,180
51		BNP Paribas S.A. (m)	3,806
10		Bouygues S.A. (m)	442
7		Cap Gemini S.A. (m)	524
28		Carrefour S.A. (m)	1,082
3		Casino Guichard Perrachon S.A. (a) (m)	353
2		Christian Dior S.A. (m)	511
19		Cie de St -Gobain (m)	1,181
8		Cie Generale des Etablissements Michelin (m)	930
48		Credit Agricole S.A. (a) (m)	764
6		Danone S.A. (m)	411
9		Edenred (m)	305
12		Electricite de France (m)	456
1		Essilor International S.A. (m)	156
1		Fonciere Des Regions (a) (m)	120

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2014	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	57

JPMorgan International Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2014 (Unaudited) (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
		France — continued
60		GDF Suez (m)	1,505
1		Gecina S.A. (m)	122
21		Groupe Eurotunnel S.A. (m)	276
—	(h)	Groupe Fnac (a) (m)	17
1		ICADE (a) (m)	98
1		Iliad S.A. (m)	243
1		Imerys S.A. (m)	120
3		Kering (m)	717
9		Lafarge S.A. (m)	832
5		Lagardere S.C.A (m)	217
11		Legrand S.A. (m)	735
2		L’Oreal S.A. (m)	387
7		LVMH Moet Hennessy Louis Vuitton S.A. (m)	1,422
85		Orange S.A. (m)	1,376
1		Pernod-Ricard S.A. (m)	173
9		Peugeot S.A. (a) (m)	157
9		Publicis Groupe S.A. (m)	727
27		Renault S.A. (m)	2,644
4		Rexel S.A. (m)	113
11		Safran S.A. (m)	739
52		Sanofi (m)	5,627
20		Schneider Electric S.A. (m)	1,865
57		SCOR SE (a) (m)	2,097
1		Societe BIC S.A. (m)	159
33		Societe Generale S.A. (m)	2,073
5		Sodexo (m)	521
12		Suez Environnement Co. (m)	227
5		Technip S.A. (m)	552
102		Total S.A. (m)	7,280
5		Unibail-Rodamco SE (m)	1,485
5		Vallourec S.A. (m)	306
22		Vinci S.A. (m)	1,651
10		Vivendi S.A. (m)	270
1		Wendel S.A. (m)	192
7		Zodiac Aerospace (m)	223

			57,453

		Germany — 12.2%
14		adidas AG (m)	1,531
39		Allianz SE (m)	6,823
2		Axel Springer SE (m)	142
63		BASF SE (a) (m)	7,329
67		Bayer AG (m)	9,250
22		Bayerische Motoren Werke AG (m)	2,821
2		Beiersdorf AG (m)	240
4		Brenntag AG (m)	637

SHARES	SECURITY DESCRIPTION	VALUE($)

	Germany — continued
50	Commerzbank AG (a) (m)	887
21	Continental AG (m)	4,854
36	Daimler AG (m)	3,346
60	Deutsche Bank AG (m)	2,661
14	Deutsche Boerse AG (m)	1,011
18	Deutsche Lufthansa AG (m)	451
25	Deutsche Post AG (m)	954
203	Deutsche Telekom AG (m)	3,419
121	E.ON SE (m)	2,316
6	Fresenius Medical Care AG & Co. KGaA (m)	396
3	Fresenius SE & Co. KGaA (m)	505
12	GEA Group AG (m)	527
2	Hannover Rueck SE (m)	141
9	HeidelbergCement AG (m)	772
8	Henkel AG & Co. KGaA (m)	844
2	Hochtief AG (m)	166
1	Hugo Boss AG (m)	192
72	Infineon Technologies AG (m)	833
12	K+S AG (m)	410
2	Lanxess AG (m)	151
11	Linde AG (m)	2,254
4	Merck KGaA (a) (m)	697
10	Metro AG (m)	386
12	Muenchener Rueckversicherungs AG (a) (m)	2,832
4	Osram Licht AG (a) (m)	201
34	RWE AG (m)	1,287
2	Salzgitter AG (m)	98
91	SAP AG (m)	7,373
56	Siemens AG (m)	7,420
5	Suedzucker AG (m)	109
26	ThyssenKrupp AG (a) (m)	755
6	United Internet AG (m)	257
2	Volkswagen AG (a) (m)	476

		77,754

	Hong Kong — 1.1%
154	AIA Group Ltd. (m)	749
3	ASM Pacific Technology Ltd. (m)	31
125	Belle International Holdings Ltd. (m)	130
56	BOC Hong Kong Holdings Ltd. (m)	165
14	Cathay Pacific Airways Ltd. (m)	26
42	Cheung Kong Holdings Ltd. (m)	720
20	Cheung Kong Infrastructure Holdings Ltd. (m)	131
47	China Mobile Ltd. (m)	447
17	CLP Holdings Ltd. (m)	135
32	First Pacific Co., Ltd. (m)	36

SEE NOTES TO FINANCIAL STATEMENTS.

58	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2014

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Hong Kong — continued
65	Galaxy Entertainment Group Ltd. (a) (m)	513
35	Hang Lung Properties Ltd. (m)	104
35	Hang Seng Bank Ltd. (m)	569
15	Henderson Land Development Co., Ltd. (m)	92
36	HKT Trust and HKT Ltd. (m)	38
21	Hong Kong Exchanges and Clearing Ltd. (m)	371
8	Hopewell Holdings Ltd. (m)	26
31	Hutchison Whampoa Ltd. (m)	429
9	Hysan Development Co., Ltd. (m)	39
5	Kerry Logistics Network Ltd. (a) (m)	8
11	Kerry Properties Ltd. (m)	35
94	Li & Fung Ltd. (m)	137
37	Link REIT (The) (m)	184
20	MTR Corp., Ltd. (m)	76
92	Noble Group Ltd. (m)	95
23	NWS Holdings Ltd. (m)	39
3	Orient Overseas International Ltd. (m)	13
54	PCCW Ltd. (m)	29
22	Power Assets Holdings Ltd. (m)	190
40	Sands China Ltd. (m)	291
20	Shangri-La Asia Ltd. (m)	33
237	Sino Land Co., Ltd. (m)	355
26	SJM Holdings Ltd. (m)	72
10	Swire Pacific Ltd., Class A (m)	120
51	Wharf Holdings Ltd. (m)	360
3	Wing Hang Bank Ltd. (m)	40
10	Yue Yuen Industrial Holdings Ltd. (m)	31

		6,859

	Hungary — 0.7%
166	Magyar Telekom Telecommunications plc (m)	237
18	MOL Hungarian Oil and Gas plc (m)	1,054
98	OTP Bank plc (m)	1,874
61	Richter Gedeon Nyrt. (m)	1,050

		4,215

	India — 0.6%
18	Bharat Heavy Electricals Ltd. (m)	53
22	Housing Development Finance Corp. (m)	321
6	ICICI Bank Ltd., ADR (m)	261
19	IDFC Ltd. (m)	35
6	Infosys Ltd. (m)	344
141	ITC Ltd., Reg. S, GDR (m)	799
68	Jaiprakash Associates Ltd. (m)	61
5	Larsen & Toubro Ltd., Reg. S, GDR (m)	108
8	Mahindra & Mahindra Ltd. (m)	139

SHARES		SECURITY DESCRIPTION	VALUE($)

		India — continued
30		NTPC Ltd. (m)	58
23		Oil & Natural Gas Corp., Ltd. (m)	127
9		Ranbaxy Laboratories Ltd., Reg. S, GDR (a) (m)	69
19		Reliance Industries Ltd. (m)	296
6		Reliance Industries Ltd., GDR (e) (m)	181
41		Sesa Sterlite Ltd. (m)	125
21		Sun Pharmaceutical Industries Ltd. (m)	218
25		Tata Motors Ltd. (m)	173
48		Tata Power Co., Ltd. (m)	62
48		UPL Ltd. (m)	213

			3,643

		Ireland — 0.7%
83		CRH plc (m)	2,411
10		Kerry Group plc, Class A (m)	815
5		Perrigo Co. plc (m)	694
1		Prothena Corp. plc (a) (m)	27
10		Shire plc (m)	557

			4,504

		Israel — 0.7%
66		Bank Hapoalim BM (m)	374
63		Bank Leumi Le-Israel BM (a) (m)	248
97		Bezeq Israeli Telecommunication Corp., Ltd. (m)	175
—	(h)	Delek Group Ltd. (m)	94
23		Israel Chemicals Ltd. (m)	200
—	(h)	Israel Corp., Ltd. (The) (a) (m)	66
2		Mellanox Technologies Ltd. (a) (m)	64
6		Mizrahi Tefahot Bank Ltd. (m)	84
3		NICE Systems Ltd. (m)	131
42		Teva Pharmaceutical Industries Ltd. (m)	2,070
17		Teva Pharmaceutical Industries Ltd., ADR (m)	830

			4,336

		Italy — 8.1%
161		Assicurazioni Generali S.p.A. (m)	3,758
40		Atlantia S.p.A. (m)	1,031
902		Banca Monte dei Paschi di Siena S.p.A. (a) (m)	302
27		Banco Popolare SC (a) (m)	550
280		Enel Green Power S.p.A. (m)	802
1,069		Enel S.p.A. (m)	6,057
455		Eni S.p.A. (m)	11,785
12		Exor S.p.A. (m)	534
142		Fiat S.p.A. (a) (m)	1,711
71		Finmeccanica S.p.A. (a) (m)	661
1,919		Intesa Sanpaolo S.p.A. (m)	6,480
20		Luxottica Group S.p.A. (m)	1,160

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2014	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	59

JPMorgan International Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2014 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Italy — continued
1	Mediaset S.p.A. (a) (m)	8
75	Mediobanca S.p.A. (a) (m)	837
38	Pirelli & C. S.p.A. (m)	639
31	Prysmian S.p.A. (m)	806
43	Saipem S.p.A. (m)	1,164
274	Snam S.p.A. (m)	1,647
2,452	Telecom Italia S.p.A. (a) (m)	3,151
215	Terna Rete Elettrica Nazionale S.p.A. (m)	1,166
660	UniCredit S.p.A. (m)	5,909
141	Unione di Banche Italiane ScpA (m)	1,341

		51,499

	Japan — 18.3%
40	77 Bank Ltd. (The) (m)	181
1	ABC-Mart, Inc. (m)	54
20	Acom Co., Ltd. (a) (m)	68
3	AEON Financial Service Co., Ltd. (m)	76
4	Aeon Mall Co., Ltd. (m)	93
7	Air Water, Inc. (m)	98
9	Aisin Seiki Co., Ltd. (m)	307
30	Ajinomoto Co., Inc. (m)	442
2	Alfresa Holdings Corp. (m)	131
17	Amada Co., Ltd. (m)	124
55	ANA Holdings, Inc. (m)	120
28	Aozora Bank Ltd. (m)	83
33	Asahi Glass Co., Ltd. (m)	189
18	Asahi Group Holdings Ltd. (m)	485
169	Asahi Kasei Corp. (m)	1,152
143	Astellas Pharma, Inc. (m)	1,600
15	Bank of Kyoto Ltd. (The) (m)	122
41	Bank of Yokohama Ltd. (The) (m)	206
3	Benesse Holdings, Inc. (m)	109
34	Bridgestone Corp. (m)	1,202
11	Brother Industries Ltd. (m)	159
3	Calbee, Inc. (m)	78
57	Canon, Inc. (m)	1,786
12	Casio Computer Co., Ltd. (m)	132
14	Central Japan Railway Co. (m)	1,658
50	Chiba Bank Ltd. (The) (m)	317
8	Chiyoda Corp. (m)	107
29	Chubu Electric Power Co., Inc. (a) (m)	334
13	Chugai Pharmaceutical Co., Ltd. (m)	337
9	Chugoku Bank Ltd. (The) (m)	119
15	Chugoku Electric Power Co., Inc. (The) (m)	191
17	Coca-Cola West Co., Ltd. (m)	303
30	Cosmo Oil Co., Ltd. (m)	56

SHARES	SECURITY DESCRIPTION	VALUE($)

	Japan — continued
8	Credit Saison Co., Ltd. (m)	167
37	Dai Nippon Printing Co., Ltd. (m)	336
13	Daicel Corp. (m)	112
14	Daido Steel Co., Ltd. (m)	68
10	Daihatsu Motor Co., Ltd. (m)	166
49	Dai-ichi Life Insurance Co., Ltd. (The) (m)	678
10	Daiichi Sankyo Co., Ltd. (m)	166
14	Daikin Industries Ltd. (m)	792
7	Dainippon Sumitomo Pharma Co., Ltd. (m)	106
23	Daiwa House Industry Co., Ltd. (m)	394
92	Daiwa Securities Group, Inc. (m)	693
5	Dena Co., Ltd. (m)	88
21	Denki Kagaku Kogyo KK (m)	71
25	Denso Corp. (m)	1,147
12	Dentsu, Inc. (m)	504
49	DMG Mori Seiki Co., Ltd. (m)	610
3	Don Quijote Holdings Co Ltd. (m)	132
18	East Japan Railway Co. (m)	1,284
24	Electric Power Development Co., Ltd. (m)	647
7	FANUC Corp. (m)	1,253
3	Fast Retailing Co., Ltd. (m)	940
28	Fuji Electric Co., Ltd. (m)	127
33	Fuji Heavy Industries Ltd. (m)	873
21	FUJIFILM Holdings Corp. (m)	543
101	Fujitsu Ltd. (m)	595
38	Fukuoka Financial Group, Inc. (m)	154
30	Furukawa Electric Co., Ltd. (m)	68
5	Gree, Inc. (m)	45
18	Gunma Bank Ltd. (The) (m)	94
21	Hachijuni Bank Ltd. (The) (m)	115
3	Hamamatsu Photonics KK (m)	149
47	Hankyu Hanshin Holdings, Inc. (m)	258
22	Hisamitsu Pharmaceutical Co., Inc. (m)	921
6	Hitachi Chemical Co., Ltd. (m)	81
3	Hitachi High-Technologies Corp. (m)	71
293	Hitachi Ltd. (m)	2,089
9	Hokkaido Electric Power Co., Inc. (a) (m)	52
9	Hokuriku Electric Power Co. (m)	108
81	Honda Motor Co., Ltd. (m)	2,681
20	Hoya Corp. (m)	583
11	Hulic Co., Ltd. (m)	138
5	Ibiden Co., Ltd. (m)	97
7	Idemitsu Kosan Co., Ltd. (m)	150
85	IHI Corp. (m)	339
71	Inpex Corp. (m)	1,040

SEE NOTES TO FINANCIAL STATEMENTS.

60	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2014

SHARES		SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
		Japan — continued
21		Isetan Mitsukoshi Holdings Ltd. (m)	255
18		ITOCHU Corp. (m)	202
1		Itochu Techno-Solutions Corp. (m)	48
13		Iyo Bank Ltd. (The) (m)	117
23		J. Front Retailing Co., Ltd. (m)	147
3		Japan Airlines Co., Ltd. (m)	155
1		Japan Petroleum Exploration Co. (m)	45
—	(h)	Japan Retail Fund Investment Corp. (m)	193
16		Japan Steel Works Ltd. (The) (m)	68
52		Japan Tobacco, Inc. (m)	1,712
33		JFE Holdings, Inc. (m)	605
9		JSR Corp. (m)	141
10		JTEKT Corp. (m)	153
117		JX Holdings, Inc. (m)	609
41		Kajima Corp. (m)	156
10		Kamigumi Co., Ltd. (m)	100
30		Kansai Electric Power Co., Inc. (The) (a) (m)	249
11		Kansai Paint Co., Ltd. (m)	154
9		Kao Corp. (m)	343
95		Kawasaki Heavy Industries Ltd. (m)	353
27		KDDI Corp. (m)	1,451
23		Keikyu Corp. (m)	192
27		Keio Corp. (m)	191
14		Keisei Electric Railway Co., Ltd. (m)	122
8		Kikkoman Corp. (m)	159
6		Kinden Corp. (m)	57
69		Kintetsu Corp. (m)	241
49		Kirin Holdings Co., Ltd. (m)	675
5		Koito Manufacturing Co., Ltd. (m)	109
48		Komatsu Ltd. (m)	1,065
23		Konica Minolta, Inc. (m)	214
2		Kubota Corp. (m)	29
5		Kurita Water Industries Ltd. (m)	114
7		Kyocera Corp. (m)	307
53		Kyowa Hakko Kirin Co., Ltd. (m)	599
27		Kyushu Electric Power Co., Inc. (m)	276
18		LIXIL Group Corp. (m)	464
7		M3, Inc. (m)	91
1		Mabuchi Motor Co., Ltd. (m)	75
7		Makita Corp. (m)	386
97		Marubeni Corp. (m)	647
59		Marui Group Co., Ltd. (m)	526
3		Maruichi Steel Tube Ltd. (m)	63
140		Mazda Motor Corp. (m)	626
3		McDonald’s Holdings Co., Japan Ltd. (m)	86

SHARES		SECURITY DESCRIPTION	VALUE($)

		Japan — continued
7		Medipal Holdings Corp. (m)	94
3		Miraca Holdings, Inc. (m)	113
57		Mitsubishi Chemical Holdings Corp. (m)	228
72		Mitsubishi Corp. (m)	1,286
98		Mitsubishi Electric Corp. (m)	1,112
66		Mitsubishi Estate Co., Ltd. (m)	1,505
20		Mitsubishi Gas Chemical Co., Inc. (m)	114
159		Mitsubishi Heavy Industries Ltd. (m)	839
6		Mitsubishi Logistics Corp. (m)	82
51		Mitsubishi Materials Corp. (m)	149
632		Mitsubishi UFJ Financial Group, Inc. (m)	3,362
29		Mitsubishi UFJ Lease & Finance Co., Ltd. (m)	141
89		Mitsui & Co., Ltd. (m)	1,263
62		Mitsui Fudosan Co., Ltd. (m)	1,827
51		Mitsui OSK Lines Ltd. (m)	170
836		Mizuho Financial Group, Inc. (m)	1,637
29		MS&AD Insurance Group Holdings (m)	655
11		Murata Manufacturing Co., Ltd. (m)	900
5		Nabtesco Corp. (m)	114
9		Namco Bandai Holdings, Inc. (m)	190
86		NEC Corp. (m)	242
6		Nexon Co., Ltd. (m)	43
8		NGK Spark Plug Co., Ltd. (m)	194
8		NHK Spring Co., Ltd. (m)	68
10		Nidec Corp. (m)	549
11		Nikon Corp. (m)	177
—	(h)	Nippon Building Fund, Inc. (m)	266
39		Nippon Express Co., Ltd. (m)	183
8		Nippon Meat Packers, Inc. (m)	143
535		Nippon Steel & Sumitomo Metal Corp. (m)	1,404
23		Nippon Telegraph & Telephone Corp. (m)	1,260
108		Nippon Yusen KK (m)	293
32		Nishi-Nippon City Bank Ltd. (The) (m)	73
126		Nissan Motor Co., Ltd. (m)	1,088
3		Nitori Holdings Co., Ltd. (m)	155
17		NKSJ Holdings, Inc. (m)	432
5		NOK Corp. (m)	87
184		Nomura Holdings, Inc. (m)	1,066
5		Nomura Real Estate Holdings, Inc. (m)	92
—	(h)	Nomura Real Estate Office Fund, Inc. (m)	61
5		Nomura Research Institute Ltd. (m)	148
8		NTT Data Corp. (m)	298
77		NTT DOCOMO, Inc. (m)	1,233
6		NTT Urban Development Corp. (m)	48
32		Obayashi Corp. (m)	209

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2014	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	61

JPMorgan International Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2014 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Japan — continued
37	OJI Paper Co., Ltd. (m)	156
14	Olympus Corp. (a) (m)	429
15	Omron Corp. (m)	542
2	Oracle Corp. Japan (m)	90
56	ORIX Corp. (m)	817
88	Osaka Gas Co., Ltd. (m)	332
1	Otsuka Corp. (m)	95
38	Otsuka Holdings Co., Ltd. (m)	1,092
91	Panasonic Corp. (m)	992
97	Resona Holdings, Inc. (m)	495
24	Ricoh Co., Ltd. (m)	278
2	Rinnai Corp. (m)	125
8	Sanrio Co., Ltd. (m)	247
4	Santen Pharmaceutical Co., Ltd. (m)	165
12	SBI Holdings, Inc. (m)	134
12	Secom Co., Ltd. (m)	699
40	Sega Sammy Holdings, Inc. (m)	808
38	Seven & I Holdings Co., Ltd. (m)	1,511
26	Seven Bank Ltd. (m)	100
8	Shikoku Electric Power Co., Inc. (a) (m)	96
12	Shimadzu Corp. (m)	103
1	Shimamura Co., Ltd. (m)	102
6	Shimano, Inc. (m)	570
27	Shimizu Corp. (m)	151
12	Shin-Etsu Chemical Co., Ltd. (m)	728
74	Shinsei Bank Ltd. (m)	144
10	Shionogi & Co., Ltd. (m)	170
23	Shiseido Co., Ltd. (m)	413
69	Showa Denko KK (m)	92
9	Showa Shell Sekiyu KK (m)	88
3	SMC Corp. (m)	762
44	SoftBank Corp. (m)	3,284
55	Sojitz Corp. (m)	87
25	Sony Corp. (m)	442
9	Sony Financial Holdings, Inc. (m)	136
7	Stanley Electric Co., Ltd. (m)	150
6	Sumco Corp. (m)	48
96	Sumitomo Corp. (m)	1,252
43	Sumitomo Electric Industries Ltd. (m)	589
27	Sumitomo Heavy Industries Ltd. (m)	114
24	Sumitomo Metal Mining Co., Ltd. (m)	364
67	Sumitomo Mitsui Financial Group, Inc. (m)	2,633
169	Sumitomo Mitsui Trust Holdings, Inc. (m)	696
21	Sumitomo Realty & Development Co., Ltd. (m)	826
8	Sumitomo Rubber Industries Ltd. (m)	111

SHARES	SECURITY DESCRIPTION	VALUE($)

	Japan — continued
25	Suzuken Co., Ltd. (m)	883
29	Suzuki Motor Corp. (m)	738
7	Sysmex Corp. (m)	222
26	T&D Holdings, Inc. (m)	314
54	Taiheiyo Cement Corp. (m)	189
2	Taisho Pharmaceutical Holdings Co., Ltd. (m)	130
11	Taiyo Nippon Sanso Corp. (m)	88
12	Takashimaya Co., Ltd. (m)	115
40	Takeda Pharmaceutical Co., Ltd. (m)	1,803
14	Terumo Corp. (m)	284
6	THK Co., Ltd. (m)	123
67	Tobu Railway Co., Ltd. (m)	329
5	Toho Co., Ltd. (m)	97
20	Toho Gas Co., Ltd. (m)	98
30	Tohoku Electric Power Co., Inc. (m)	282
21	Tokio Marine Holdings, Inc. (m)	607
8	Tokyo Electron Ltd. (m)	439
204	Tokyo Gas Co., Ltd. (m)	1,068
14	TonenGeneral Sekiyu KK (m)	132
27	Toppan Printing Co., Ltd. (m)	187
211	Toshiba Corp. (m)	826
7	Toyo Suisan Kaisha Ltd. (m)	224
3	Toyoda Gosei Co., Ltd. (m)	56
3	Toyota Boshoku Corp. (m)	31
11	Toyota Industries Corp. (m)	489
120	Toyota Motor Corp. (m)	6,457
14	Toyota Tsusho Corp. (m)	379
3	Tsumura & Co. (m)	69
4	Unicharm Corp. (m)	228
6	Ushio, Inc. (m)	72
11	USS Co., Ltd. (m)	158
7	West Japan Railway Co. (m)	276
44	Yamada Denki Co., Ltd. (m)	161
9	Yamaguchi Financial Group, Inc. (m)	83
8	Yamaha Corp. (m)	103
13	Yamaha Motor Co., Ltd. (m)	205
17	Yamato Holdings Co., Ltd. (m)	355
2	Yamato Kogyo Co., Ltd. (m)	55
11	Yaskawa Electric Corp. (m)	124
10	Yokogawa Electric Corp. (m)	133

		116,177

	Luxembourg — 0.4%
45	ArcelorMittal (m)	740
1	Millicom International Cellular S.A., SDR, (m)	131
2	SES S.A. (m)	77

SEE NOTES TO FINANCIAL STATEMENTS.

62	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2014

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Luxembourg — continued
77	Tenaris S.A. (m)	1,708

		2,656

	Mexico — 0.6%
92	Alfa S.A.B. de C.V., Class A (m)	242
1,055	America Movil S.A.B. de C.V., Series L (m)	1,061
286	Cemex S.A.B. de C.V. (a) (m)	365
65	Fomento Economico Mexicano S.A.B. de C.V. (m)	597
74	Grupo Bimbo S.A.B. de C.V., Series A (m)	205
12	Grupo Carso S.A.B. de C.V., Series A1 (m)	63
132	Grupo Mexico S.A.B. de C.V., Series B (m)	398
82	Grupo Televisa S.A.B. (m)	539
71	Kimberly-Clark de Mexico S.A.B. de C.V., Class A (m)	185
12	Minera Frisco S.A.B. de C.V., Class A1 (a) (m)	23
159	Wal-Mart de Mexico S.A.B. de C.V., Series V (m)	402

		4,080

	Netherlands — 3.6%
96	Aegon N.V. (m)	881
12	Akzo Nobel N.V. (m)	903
16	ASML Holding N.V. (m)	1,344
7	Delta Lloyd N.V. (m)	196
3	Fugro N.V., CVA (m)	218
3	Heineken N.V. (m)	204
228	ING Groep N.V., CVA (a) (m)	3,257
44	Koninklijke Ahold N.V. (m)	851
3	Koninklijke Boskalis Westminster N.V. (m)	180
2	Koninklijke DSM N.V. (m)	154
174	Koninklijke KPN N.V. (a) (m)	619
58	Koninklijke Philips N.V. (m)	1,860
1	Koninklijke Vopak N.V. (m)	45
18	QIAGEN N.V. (a) (m)	393
2	Randstad Holding N.V. (m)	99
9	Reed Elsevier N.V. (m)	178
107	Royal Dutch Shell plc, Class A (m)	4,244
52	Royal Dutch Shell plc, Class B (m)	2,227
16	TNT Express N.V. (m)	149
91	Unilever N.V., CVA (m)	3,923
18	Wolters Kluwer N.V. (m)	504
7	Ziggo N.V. (m)	315

		22,744

	New Zealand — 0.5%
195	Auckland International Airport Ltd. (m)	670
85	Contact Energy Ltd. (m)	417

SHARES	SECURITY DESCRIPTION	VALUE($)

	New Zealand — continued
142	Fletcher Building Ltd. (m)	1,206
403	Telecom Corp. of New Zealand Ltd. (m)	962

		3,255

	Norway — 1.4%
12	Aker Solutions ASA (m)	188
81	DNB ASA (m)	1,432
18	Gjensidige Forsikring ASA (m)	333
33	Norsk Hydro ASA (m)	178
63	Orkla ASA (m)	520
68	Statoil ASA (m)	2,073
147	Telenor ASA (m)	3,465
14	Yara International ASA (m)	678

		8,867

	Philippines — 0.7%
32	Ayala Corp. (m)	448
859	Ayala Land, Inc. (m)	582
164	Bank of the Philippine Islands (m)	334
140	BDO Unibank, Inc. (m)	278
7	Globe Telecom, Inc. (m)	253
143	Jollibee Foods Corp. (m)	554
63	Manila Electric Co. (m)	398
8	Philippine Long Distance Telephone Co. (m)	508
39	SM Investments Corp. (m)	628
1,267	SM Prime Holdings, Inc. (m)	465

		4,448

	Portugal — 1.2%
419	Banco Espirito Santo S.A. (a) (m)	742
865	EDP - Energias de Portugal S.A. (m)	4,200
86	Galp Energia SGPS S.A., Class B (m)	1,497
50	Jeronimo Martins SGPS S.A. (m)	868
142	Portugal Telecom SGPS S.A. (m)	590

		7,897

	Singapore — 0.7%
138	CapitaMalls Asia Ltd. (m)	243
12	City Developments Ltd. (m)	105
46	ComfortDelgro Corp., Ltd. (m)	78
46	DBS Group Holdings Ltd. (m)	622
71	Genting Singapore plc (m)	75
54	Global Logistic Properties Ltd. (m)	123
173	Golden Agri-Resources Ltd. (m)	85
125	Hutchison Port Holdings Trust, Class U (m)	85
3	Jardine Cycle & Carriage Ltd. (m)	117
29	Keppel Corp., Ltd. (m)	247

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2014	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	63

JPMorgan International Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2014 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Singapore — continued
18	Keppel Land Ltd. (m)	50
43	Olam International Ltd. (m)	77
64	Oversea-Chinese Banking Corp., Ltd. (m)	496
23	Sembcorp Industries Ltd. (m)	98
22	Sembcorp Marine Ltd. (m)	72
18	Singapore Airlines Ltd. (m)	150
24	Singapore Exchange Ltd. (m)	133
43	Singapore Press Holdings Ltd. (m)	145
40	Singapore Technologies Engineering Ltd. (m)	122
198	Singapore Telecommunications Ltd. (m)	605
15	StarHub Ltd. (m)	50
34	United Overseas Bank Ltd. (m)	588
11	UOL Group Ltd. (m)	55
54	Wilmar International Ltd. (m)	147

		4,568

	South Africa — 0.7%
1	Anglo American Platinum Ltd. (a) (m)	33
4	AngloGold Ashanti Ltd. (m)	77
7	Barclays Africa Group Ltd. (m)	101
8	Bidvest Group Ltd. (m)	215
83	FirstRand Ltd. (m)	304
16	Gold Fields Ltd. (m)	66
15	Impala Platinum Holdings Ltd. (m)	169
39	MTN Group Ltd. (m)	787
10	Naspers Ltd., Class N (m)	949
37	PPC Ltd. (m)	108
50	Sanlam Ltd. (m)	269
14	Sasol Ltd. (m)	780
11	Shoprite Holdings Ltd. (m)	187
13	Sibanye Gold Ltd. (m)	34
23	Standard Bank Group Ltd. (m)	304
37	Steinhoff International Holdings Ltd. (m)	191
6	Tiger Brands Ltd. (m)	153

		4,727

	South Korea — 0.8%
2	Daelim Industrial Co., Ltd. (m)	197
8	Daewoo Shipbuilding & Marine Engineering Co., Ltd. (m)	222
1	E-Mart Co., Ltd. (m)	149
1	Hyundai Mobis (m)	317
1	Hyundai Motor Co. (m)	291
4	KB Financial Group, Inc. (m)	153
2	LG Chem Ltd. (m)	405
4	LG Electronics, Inc. (m)	252
1	POSCO (m)	275

SHARES		SECURITY DESCRIPTION	VALUE($)

		South Korea — continued
1		Samsung Electronics Co., Ltd. (m)	1,305
2		Samsung Fire & Marine Insurance Co., Ltd. (m)	458
6		Shinhan Financial Group Co., Ltd. (m)	265
—	(h)	Shinsegae Co., Ltd. (m)	34
8		SK Hynix, Inc. (a) (m)	328
1		SK Innovation Co., Ltd. (m)	93
1		SK Telecom Co., Ltd. (m)	185

			4,929

		Spain — 6.2%
19		Abertis Infraestructuras S.A. (m)	433
1		Acciona S.A. (m)	89
14		ACS Actividades de Construccion y Servicios S.A. (m)	588
24		Amadeus IT Holding S.A., Class A (m)	1,016
483		Banco Bilbao Vizcaya Argentaria S.A. (m)	5,944
179		Banco de Sabadell S.A. (m)	610
54		Banco Popular Espanol S.A. (m)	398
1,033		Banco Santander S.A. (a) (m)	10,273
229		Distribuidora Internacional de Alimentacion S.A. (m)	2,049
8		Enagas S.A. (m)	239
35		Ferrovial S.A. (m)	780
30		Gas Natural SDG S.A. (m)	871
7		Grifols S.A. (m)	394
559		Iberdrola S.A. (m)	3,902
20		Inditex S.A. (m)	3,030
9		Red Electrica Corp. S.A. (m)	763
75		Repsol S.A. (m)	2,020
358		Telefonica S.A. (m)	6,002
12		Zardoya Otis S.A. (m)	204

			39,605

		Sweden — 1.6%
8		Atlas Copco AB, Class B (m)	230
7		Boliden AB (m)	102
6		Electrolux AB, Series B (m)	160
6		Hexagon AB, Class B (m)	183
10		Husqvarna AB, Class B (m)	81
3		Industrivarden AB, Class C (m)	71
5		Investment AB Kinnevik, Class B (m)	183
6		Lundin Petroleum AB (a) (m)	119
290		Nordea Bank AB (m)	4,198
29		Sandvik AB (a) (m)	414
7		Scania AB, Class B (m)	202
9		Securitas AB, Class B (m)	103
42		Skandinaviska Enskilda Banken AB, Class A (m)	579

SEE NOTES TO FINANCIAL STATEMENTS.

64	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2014

SHARES		SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
		Sweden — continued
7		Skanska AB, Class B (m)	163
11		SKF AB, Class B (m)	287
16		Svenska Cellulosa AB SCA, Class B (m)	451
14		Svenska Handelsbanken AB, Class A (m)	705
79		Telefonaktiebolaget LM Ericsson, Class B (m)	955
54		TeliaSonera AB (m)	393
39		Volvo AB, Class B (m)	611

			10,190

		Switzerland — 2.9%
24		ABB Ltd. (a) (m)	570
1		Actelion Ltd. (a) (m)	109
—	(h)	Aryzta AG (a) (m)	13
—	(h)	Banque Cantonale Vaudoise (a) (m)	26
—	(h)	Barry Callebaut AG (a) (m)	31
6		Cie Financiere Richemont S.A., Class A (m)	579
16		Credit Suisse Group AG (a) (m)	519
—	(h)	EMS-Chemie Holding AG (m)	44
—	(h)	Geberit AG (m)	97
—	(h)	Givaudan S.A. (a) (m)	147
148		Glencore Xstrata plc (a) (m)	796
22		Holcim Ltd. (a) (m)	1,982
2		Julius Baer Group Ltd. (a) (m)	109
—	(h)	Kuehne & Nagel International AG (m)	58
—	(h)	Lindt & Spruengli AG (m)	58
40		Nestle S.A. (m)	3,109
38		Novartis AG (m)	3,265
—	(h)	Partners Group Holding AG (m)	48
8		Roche Holding AG (m)	2,377
—	(h)	SGS S.A. (m)	143
1		Sonova Holding AG (a) (m)	85
—	(h)	Sulzer AG (m)	31
1		Swatch Group AG (The) (m)	266
—	(h)	Swiss Life Holding AG (a) (m)	85
29		Swiss Re AG (a) (m)	2,522
—	(h)	Swisscom AG (m)	125
4		Transocean Ltd. (m)	164
46		UBS AG (a) (m)	962
4		Wolseley plc (m)	216

			18,536

		Taiwan — 0.5%
19		Asustek Computer, Inc. (m)	191
135		Cathay Financial Holding Co., Ltd. (m)	190
215		China Steel Corp. (m)	181
22		Chunghwa Telecom Co., Ltd. (m)	69

SHARES	SECURITY DESCRIPTION	VALUE($)

	Taiwan — continued
196	CTBC Financial Holding Co., Ltd. (m)	116
143	Far Eastern New Century Corp. (m)	147
69	Formosa Plastics Corp. (m)	177
109	Hon Hai Precision Industry Co., Ltd. (m)	312
6	HTC Corp. (m)	32
21	MediaTek, Inc. (m)	330
66	Nan Ya Plastics Corp. (m)	144
89	Pegatron Corp. (m)	135
87	Quanta Computer, Inc. (m)	238
470	Taishin Financial Holding Co., Ltd. (m)	213
91	Taiwan Cement Corp. (m)	145
49	Taiwan Mobile Co., Ltd. (m)	159
153	Taiwan Semiconductor Manufacturing Co., Ltd. (m)	603
195	United Microelectronics Corp. (m)	85

		3,467

	Thailand — 0.6%
36	Advanced Info Service PCL (m)	270
42	Bangkok Bank PCL (m)	244
158	Banpu PCL (m)	147
216	Charoen Pokphand Foods PCL (m)	181
97	Kasikornbank PCL (m)	588
308	Krung Thai Bank PCL (m)	173
96	PTT Exploration & Production PCL (m)	472
106	PTT Global Chemical PCL (m)	202
46	PTT PCL (m)	441
30	Siam Cement PCL (The) (m)	409
108	Siam Commercial Bank PCL (The) (m)	543
32	Thai Oil PCL (m)	51

		3,721

	Turkey — 0.5%
121	Akbank TAS (m)	426
17	Anadolu Efes Biracilik Ve Malt Sanayii A.S. (m)	209
12	BIM Birlesik Magazalar A.S. (m)	270
129	Eregli Demir ve Celik Fabrikalari TAS (m)	180
47	Haci Omer Sabanci Holding A.S. (m)	200
35	KOC Holding A.S. (m)	158
10	Tupras Turkiye Petrol Rafinerileri A.S. (m)	234
75	Turkcell Iletisim Hizmetleri A.S. (a) (m)	438
160	Turkiye Garanti Bankasi A.S. (m)	588
31	Turkiye Halk Bankasi A.S. (m)	207
104	Turkiye Is Bankasi, Class C (m)	245
75	Yapi ve Kredi Bankasi A.S. (m)	156

		3,311

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2014	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	65

JPMorgan International Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2014 (Unaudited) (continued)

(Amounts in thousands, except number of Futures contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	United Kingdom — 8.0%
14	3i Group plc (m)	90
12	Aberdeen Asset Management plc (m)	86
22	Anglo American plc (m)	596
6	Antofagasta plc (m)	74
15	ARM Holdings plc (m)	228
57	Associated British Foods plc (m)	2,844
20	AstraZeneca plc (m)	1,567
208	Barclays plc (m)	887
54	BG Group plc (m)	1,094
34	BHP Billiton plc (m)	1,092
303	BP plc (m)	2,559
54	British American Tobacco plc (m)	3,147
126	BT Group plc (m)	789
6	Burberry Group plc (m)	157
83	Centrica plc (m)	464
139	CNH Industrial N.V. (m)	1,627
14	Cobham plc (m)	74
2	Croda International plc (m)	84
87	Diageo plc (m)	2,664
113	Domino’s Pizza Group plc (m)	984
5	Evraz plc (a) (m)	8
79	GlaxoSmithKline plc (m)	2,187
3	Hargreaves Lansdown plc (m)	66
293	HSBC Holdings plc (m)	2,990
8	ICAP plc (m)	53
6	Inmarsat plc (m)	79
43	InterContinental Hotels Group plc (m)	1,455
8	Investec plc (m)	68
984	ITV plc (m)	3,026
17	J Sainsbury plc (m)	99
3	Johnson Matthey plc (m)	160
4	Kazakhmys plc (a) (m)	15
33	Kingfisher plc (m)	231
755	Lloyds Banking Group plc (a) (m)	962
2	London Stock Exchange Group plc (m)	74
22	Marks & Spencer Group plc (m)	165
11	Meggitt plc (m)	90
14	Pearson plc (m)	264
4	Petrofac Ltd. (m)	86
86	Prudential plc (m)	1,979
1	Randgold Resources Ltd. (m)	96
11	Rexam plc (m)	89
21	Rio Tinto plc (m)	1,160
30	Rolls-Royce Holdings plc (a) (m)	538
29	Royal Bank of Scotland Group plc (a) (m)	147
47	SABMiller plc (m)	2,552

SHARES	SECURITY DESCRIPTION	VALUE($)

	United Kingdom — continued
175	Salamander Energy plc (a) (m)	396
2	Schroders plc (m)	68
12	Smith & Nephew plc (m)	193
16	SSE plc (m)	421
34	Standard Chartered plc (m)	741
10	Subsea 7 S.A. (m)	201
99	Tate & Lyle plc (m)	1,170
120	Tesco plc (m)	594
13	Tullow Oil plc (m)	188
457	Vodafone Group plc (m)	1,734
98	WH Smith plc (m)	1,811
39	Whitbread plc (m)	2,677
144	WM Morrison Supermarkets plc (m)	487
22	WPP plc (m)	472

		50,899

	United States — 0.0% (g)
5	Sims Metal Management Ltd. (a) (m)	49

	Total Common Stocks (Cost $360,853)	602,639

Preferred Stocks — 2.0%
	Brazil — 0.4%
33	Banco Bradesco S.A. (Preference Shares) (m)	486
8	Cia Energetica de Minas Gerais (m)	61
79	Itau Unibanco Holding S.A. (m)	1,295
60	Petroleo Brasileiro S.A. (m)	440
41	Vale S.A. (m)	490

		2,772

	Chile — 0.0% (g)
7	Sociedad Quimica y Minera de Chile S.A., Class B (m)	208

	Germany — 1.4%
3	Bayerische Motoren Werke AG (m)	271
38	Henkel AG & Co. KGaA (m)	4,227
10	Porsche Automobil Holding SE (m)	1,123
2	RWE AG (m)	48
11	Volkswagen AG (a) (m)	2,855

		8,524

	Italy — 0.2%
970	Telecom Italia S.p.A. (m)	964

	United Kingdom — 0.0% (g)
4,059	Rolls-Royce Holdings plc (a) (i) (m)	7

	Total Preferred Stocks (Cost $6,541)	12,475

SEE NOTES TO FINANCIAL STATEMENTS.

66	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2014

NUMBER OF RIGHTS		SECURITY DESCRIPTION	VALUE($)
Rights — 0.0% (g)
		Brazil — 0.0% (g)
—	(h)	AMBEV S.A., expiring 05/29/14 (a) (m) (Cost $—)	—	(h)

NUMBER OF WARRANTS
Warrant — 0.0% (g)
		France — 0.0% (g)
9		Peugeot S.A., expiring 04/29/17 (Cost $—) (a) (m)	17

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 2.0%
	Investment Company — 2.0%
13,003	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.010% (b) (l) (m) (Cost $13,003)	13,003

	Total Investments — 98.8% (Cost $380,397)	628,134
	Other Assets in Excess of Liabilities — 1.2%	7,576

	NET ASSETS — 100.0%	$635,710

Percentages indicated are based on net assets.

Summary of Investments by Industry, April 30, 2014

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Banks	14.5%
Oil, Gas & Consumable Fuels	7.5
Pharmaceuticals	7.1
Insurance	5.1
Automobiles	4.7
Diversified Telecommunication Services	4.3
Chemicals	3.7
Electric Utilities	3.4
Metals & Mining	2.7
Beverages	2.5
Machinery	2.4
Food Products	2.4
Industrial Conglomerates	2.0
Food & Staples Retailing	2.0
Wireless Telecommunication Services	1.9
Auto Components	1.7

INDUSTRY	PERCENTAGE
Real Estate Management & Development	1.5%
Diversified Financial Services	1.4
Construction Materials	1.4
Hotels, Restaurants & Leisure	1.3
Capital Markets	1.3
Media	1.2
Software	1.2
Electrical Equipment	1.2
Specialty Retail	1.1
Textiles, Apparel & Luxury Goods	1.1
Aerospace & Defense	1.0
Multi-Utilities	1.0
Trading Companies & Distributors	1.0
Electronic Equipment, Instruments & Components	1.0
Others (each less than 1.0%)	13.3
Short-Term Investment	2.1

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 04/30/14	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
41	TOPIX Index	06/12/14	$4,634	$(274)
52	SPI 200 Index	06/19/14	6,605	136
71	Dow Jones Euro STOXX 50 Index	06/20/14	3,098	138
15	FTSE 100 Index	06/20/14	1,708	45

				$45

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2014	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	67

JPMorgan International Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2014 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 95.4%
	Australia — 1.9%
762	Australia & New Zealand Banking Group Ltd. (m)	24,512
2,343	Goodman Group (m)	10,883

		35,395

	Belgium — 1.3%
145	Solvay S.A. (m)	23,568

	Canada — 1.2%
1,070	First Quantum Minerals Ltd. (m)	21,317

	China — 1.1%
2,760	ENN Energy Holdings Ltd. (m)	19,304

	Denmark — 2.8%
979	Danske Bank A/S (m)	27,712
506	Novo Nordisk A/S, Class B (m)	22,960

		50,672

	Finland — 1.3%
1,137	Stora Enso OYJ, Class R (m)	11,606
719	UPM-Kymmene OYJ (m)	12,600

		24,206

	France — 13.9%
866	AXA S.A. (m)	22,600
362	BNP Paribas S.A. (m)	27,190
496	Cie de St-Gobain (m)	30,407
858	GDF Suez (m)	21,628
296	Publicis Groupe S.A. (m)	25,294
275	Renault S.A. (m)	26,880
362	Schneider Electric S.A. (m)	34,011
276	Sodexo (m)	29,739
664	Suez Environnement Co. (m)	13,056
157	Valeo S.A. (m)	21,566

		252,371

	Germany — 8.9%
282	BASF SE (a) (m)	32,672
335	Bayer AG (m)	46,607
99	Continental AG (m)	23,235
307	Daimler AG (m)	28,626
383	SAP AG (m)	30,940

		162,080

	Hong Kong — 1.9%
6,652	China Overseas Land & Investment Ltd. (m)	16,375
2,124	Sands China Ltd. (m)	15,597
464	Wharf Holdings Ltd. (m)	3,257

		35,229

SHARES	SECURITY DESCRIPTION	VALUE($)

	Ireland — 1.1%
334	Shire plc (m)	19,093

	Japan — 19.9%
502	Daikin Industries Ltd. (m)	29,038
1,152	Daiwa House Industry Co., Ltd. (m)	19,464
486	Dentsu, Inc. (m)	19,920
1,132	DMG Mori Seiki Co., Ltd. (m)	14,123
3,509	Hitachi Ltd. (m)	25,015
315	Japan Airlines Co., Ltd. (m)	16,302
661	Japan Tobacco, Inc. (m)	21,739
3,040	Kawasaki Heavy Industries Ltd. (m)	11,283
374	KDDI Corp. (m)	19,919
44	Keyence Corp. (m)	16,858
472	Mitsubishi Estate Co., Ltd. (m)	10,710
6,053	Mitsubishi UFJ Financial Group, Inc. (m)	32,199
2,085	Nomura Holdings, Inc. (m)	12,072
445	Nomura Research Institute Ltd. (m)	12,892
1,368	ORIX Corp. (m)	19,819
444	Sekisui Chemical Co., Ltd. (m)	4,500
666	Seven & I Holdings Co., Ltd. (m)	26,282
1,046	Sumitomo Electric Industries Ltd. (m)	14,476
409	Sumitomo Mitsui Financial Group, Inc. (m)	16,168
934	Yamato Holdings Co., Ltd. (m)	19,222

		362,001

	Netherlands — 7.2%
286	ASML Holding N.V. (m)	23,303
6,695	Koninklijke KPN N.V. (a) (m)	23,786
1,224	Royal Dutch Shell plc, Class A (m)	48,436
831	Unilever N.V., CVA (m)	35,643

		131,168

	Norway — 1.1%
1,864	Norsk Hydro ASA (m)	9,997
345	Statoil ASA (m)	10,506

		20,503

	South Korea — 1.4%
34	LG Chem Ltd. (m)	8,694
12	Samsung Electronics Co., Ltd. (m)	16,138

		24,832

	Sweden — 2.0%
692	Electrolux AB, Series B (m)	19,247
1,227	Nordea Bank AB (m)	17,782

		37,029

SEE NOTES TO FINANCIAL STATEMENTS.

68	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2014

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Switzerland — 10.7%
250	Cie Financiere Richemont S.A., Class A (m)	25,388
555	Novartis AG (m)	48,209
191	Roche Holding AG (m)	55,998
198	Swiss Re AG (a) (m)	17,271
1,465	UBS AG (a) (m)	30,641
292	Wolseley plc (m)	16,933

		194,440

	United Kingdom — 17.7%
316	AstraZeneca plc (m)	24,977
1,550	BG Group plc (m)	31,357
574	British American Tobacco plc (m)	33,128
4,183	HSBC Holdings plc (m)	42,740
759	InterContinental Hotels Group plc (m)	25,946
3,039	Kingfisher plc (m)	21,508
632	Petrofac Ltd. (m)	15,499
1,419	Prudential plc (m)	32,611
537	Rio Tinto plc (m)	29,196
576	SABMiller plc (m)	31,351
1,050	Tullow Oil plc (m)	15,621
4,811	Vodafone Group plc (m)	18,264

		322,198

	Total Common Stocks (Cost $1,494,102)	1,735,406

Preferred Stock — 1.4%
	Germany — 1.4%
221	Henkel AG & Co. KGaA (m) (Cost $19,019)	24,668

Short-Term Investment — 3.1%
	Investment Company — 3.1%
57,050	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.010% (b) (l) (m) (Cost $57,050)	57,050

	Total Investments — 99.9% (Cost $1,570,171)	1,817,124
	Other Assets in Excess of Liabilities — 0.1%	2,720

	NET ASSETS — 100.0%	$1,819,844

Percentages indicated are based on net assets.
Summary of Investments by Industry, April 30, 2014

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Pharmaceuticals	12.0%
Banks	10.4
Oil, Gas & Consumable Fuels	5.8
Insurance	4.0
Hotels, Restaurants & Leisure	3.9
Chemicals	3.6
Metals & Mining	3.3
Building Products	3.3
Automobiles	3.1
Tobacco	3.0
Real Estate Management & Development	2.7
Electrical Equipment	2.7
Media	2.5
Auto Components	2.5
Capital Markets	2.4
Electronic Equipment, Instruments & Components	2.3
Semiconductors & Semiconductor Equipment	2.2
Wireless Telecommunication Services	2.1
Food Products	2.0
Multi-Utilities	1.9
Beverages	1.7
Software	1.7
Food & Staples Retailing	1.4
Machinery	1.4
Textiles, Apparel & Luxury Goods	1.4
Household Products	1.4
Paper & Forest Products	1.3
Diversified Telecommunication Services	1.3
Household Durables	1.3
Specialty Retail	1.2
Diversified Financial Services	1.1
Gas Utilities	1.1
Air Freight & Logistics	1.1
Others (each less than 1.0%)	3.8
Short-Term Investment	3.1

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2014	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	69

JPMorgan International Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2014 (Unaudited) (continued)

(Amounts in thousands)

Forward Foreign Currency Exchange Contracts
CONTRACTS TO BUY	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE		VALUE AT 04/30/14		NET UNREALIZED APPRECIATION (DEPRECIATION)
6,234	AUD
3,416	for GBP	Barclays Bank plc	08/05/14	$5,763	#	$5,752	#	$(11)
4,357	CHF
3,578	for EUR	Credit Suisse International	05/07/14	4,963	#	4,950	#	(13)
5,195	CHF
45,566	for HKD	Societe Generale	05/07/14	5,877	#	5,903	#	26
5,569	EUR
4,576	for GBP	Goldman Sachs International	05/07/14	7,726	#	7,727	#	1
2,343	GBP
2,843	for EUR	Barclays Bank plc	05/07/14	3,944	#	3,956	#	12
58,046	HKD
767,479	for JPY	TD Bank Financial Group	05/07/14	7,507	#	7,487	#	(20)
521,815	JPY
3,067	for GBP	BNP Paribas	05/07/14	5,178	#	5,104	#	(74)
429,351	JPY
2,538	for GBP	Westpac Banking Corp.	05/07/14	4,284	#	4,200	#	(84)
52,853	SEK
5,960	for EUR	Barclays Bank plc	05/07/14	8,269	#	8,128	#	(141)
104,799	AUD	TD Bank Financial Group	05/07/14	91,649		97,325		5,676
6,784	AUD	Union Bank of Switzerland AG	05/07/14	6,123		6,300		177
5,334	CHF	Goldman Sachs International	05/07/14	6,105		6,061		(44)
6,905	CHF	HSBC Bank, N.A.	05/07/14	7,842		7,846		4
4,596	CHF	Westpac Banking Corp.	05/07/14	5,094		5,223		129
24,279	DKK	Citibank, N.A.	05/07/14	4,491		4,513		22
30,958	DKK	State Street Corp.	08/05/14	5,748		5,757		9
3,808	EUR	Barclays Bank plc	05/07/14	5,221		5,283		62
11,320	EUR	BNP Paribas	05/07/14	15,443		15,704		261
12,684	EUR	Citibank, N.A.	05/07/14	17,522		17,597		75
4,256	EUR	Commonwealth Bank of Australia	05/07/14	5,889		5,904		15
2,474	EUR	HSBC Bank, N.A.	05/07/14	3,417		3,433		16
5,016	EUR	Societe Generale	05/07/14	6,914		6,959		45
78,876	EUR	Westpac Banking Corp.	05/07/14	108,908		109,428		520
6,018	EUR	Australia and New Zealand Banking Group Limited	08/05/14	8,318		8,348		30
10,902	EUR	State Street Corp.	08/05/14	15,112		15,122		10
3,066	GBP	Barclays Bank plc	05/07/14	5,097		5,176		79
14,559	GBP	BNP Paribas	05/07/14	24,070		24,580		510
7,330	GBP	Citibank, N.A.	05/07/14	12,265		12,376		111
12,060	GBP	Credit Suisse International	05/07/14	20,179		20,360		181
6,278	GBP	Merrill Lynch International	05/07/14	10,318		10,599		281
12,154	GBP	Morgan Stanley	05/07/14	20,217		20,519		302
4,159	GBP	Societe Generale	05/07/14	6,919		7,023		104
4,732	GBP	State Street Corp.	05/07/14	7,866		7,989		123
6,677	GBP	Westpac Banking Corp.	05/07/14	10,908		11,272		364
6,330	GBP	Australia and New Zealand Banking Group Limited	08/05/14	10,635		10,680		45
42,356	HKD	Australia and New Zealand Banking Group Limited	05/07/14	5,462		5,463		1
77,184	HKD	BNP Paribas	05/07/14	9,952		9,956		4
97,333	HKD	Goldman Sachs International	05/07/14	12,555		12,555		— (h)
26,690	HKD	HSBC Bank, N.A.	05/07/14	3,441		3,443		2

SEE NOTES TO FINANCIAL STATEMENTS.

70	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2014

CONTRACTS TO BUY	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT 04/30/14	NET UNREALIZED APPRECIATION (DEPRECIATION)
175,470	HKD	Westpac Banking Corp.	05/07/14	$22,628	$22,633	$5
79,322	HKD	Westpac Banking Corp.	08/05/14	10,232	10,233	1
2,794,970	JPY	Australia and New Zealand Banking Group Limited	05/07/14	27,320	27,339	19
691,923	JPY	Barclays Bank plc	05/07/14	6,794	6,768	(26)
2,107,191	JPY	Citibank, N.A.	05/07/14	20,743	20,612	(131)
621,946	JPY	Goldman Sachs International	05/07/14	6,073	6,084	11
468,580	JPY	Union Bank of Switzerland AG	05/07/14	4,630	4,583	(47)
5,672,896	JPY	Westpac Banking Corp.	05/07/14	55,403	55,491	88
61,289	NOK	HSBC Bank, N.A.	05/07/14	9,804	10,309	505
61,289	NOK	State Street Corp.	08/05/14	10,232	10,270	38
64,837	SEK	Barclays Bank plc	05/07/14	10,086	9,970	(116)
42,665	SEK	BNP Paribas	05/07/14	6,643	6,561	(82)
132,190	SEK	HSBC Bank, N.A.	08/05/14	20,195	20,299	104
7,032	SGD	Barclays Bank plc	05/07/14	5,571	5,609	38
25,146	SGD	Westpac Banking Corp.	05/07/14	19,735	20,058	323
32,179	SGD	Westpac Banking Corp.	08/05/14	25,607	25,668	61
				$788,887	$798,488	$9,601

CONTRACTS TO SELL	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT 04/30/14	NET UNREALIZED APPRECIATION (DEPRECIATION)
16,818	CAD	Westpac Banking Corp.	05/07/14	$15,004	$15,342	$(338)
6,481	CHF	Barclays Bank plc	05/07/14	7,334	7,365	(31)
4,610	CHF	Credit Suisse International	05/07/14	5,234	5,239	(5)
11,289	CHF	Goldman Sachs International	05/07/14	12,522	12,827	(305)
4,007	CHF	HSBC Bank, N.A.	05/07/14	4,435	4,552	(117)
6,905	CHF	HSBC Bank, N.A.	08/05/14	7,847	7,852	(5)
91,966	DKK	TD Bank Financial Group	05/07/14	16,768	17,094	(326)
3,681	EUR	Citibank, N.A.	05/07/14	5,108	5,107	1
22,320	EUR	Credit Suisse International	05/07/14	30,879	30,966	(87)
24,499	EUR	Goldman Sachs International	05/07/14	33,281	33,988	(707)
26,771	EUR	HSBC Bank, N.A.	05/07/14	36,438	37,142	(704)
3,494	EUR	Merrill Lynch International	05/07/14	4,728	4,847	(119)
17,635	EUR	Societe Generale	05/07/14	24,284	24,467	(183)
10,364	EUR	State Street Corp.	05/07/14	14,340	14,379	(39)
2,859	EUR	Union Bank of Switzerland AG	05/07/14	3,865	3,966	(101)
62,723	EUR	Westpac Banking Corp.	08/05/14	86,974	87,002	(28)
3,044	GBP	BNP Paribas	05/07/14	5,058	5,139	(81)
6,442	GBP	Credit Suisse International	05/07/14	10,772	10,876	(104)
3,766	GBP	Goldman Sachs International	05/07/14	6,153	6,358	(205)
8,278	GBP	HSBC Bank, N.A.	05/07/14	13,483	13,977	(494)
7,031	GBP	Societe Generale	05/07/14	11,588	11,871	(283)
10,994	GBP	TD Bank Financial Group	05/07/14	18,110	18,561	(451)
3,928	GBP	Merrill Lynch International	08/05/14	6,610	6,626	(16)
39,204	HKD	Societe Generale	05/07/14	5,054	5,057	(3)
392,308	HKD	Westpac Banking Corp.	05/07/14	50,538	50,601	(63)
141,162	HKD	Westpac Banking Corp.	08/05/14	18,210	18,211	(1)
479,176	JPY	Australia and New Zealand Banking Group Limited	05/07/14	4,644	4,688	(44)
759,636	JPY	Barclays Bank plc	05/07/14	7,437	7,431	6

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2014	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	71

JPMorgan International Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2014 (Unaudited) (continued)

(Amounts in thousands)

CONTRACTS TO SELL	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT 04/30/14	NET UNREALIZED APPRECIATION (DEPRECIATION)
532,112	JPY	Citibank, N.A.	05/07/14	$5,216	$5,205	$11
342,274	JPY	Credit Suisse International	05/07/14	3,357	3,348	9
1,410,896	JPY	Goldman Sachs International	05/07/14	13,660	13,801	(141)
373,940	JPY	HSBC Bank, N.A.	05/07/14	3,656	3,658	(2)
1,114,731	JPY	Merrill Lynch International	05/07/14	10,894	10,903	(9)
1,228,711	JPY	Societe Generale	05/07/14	12,014	12,019	(5)
4,123,268	JPY	State Street Corp.	05/07/14	40,382	40,333	49
2,176,449	JPY	Union Bank of Switzerland AG	05/07/14	21,521	21,290	231
2,102,507	JPY	Australia and New Zealand Banking Group Limited	08/05/14	20,571	20,577	(6)
61,289	NOK	State Street Corp.	05/07/14	10,269	10,308	(39)
36,459	NOK	State Street Corp.	08/05/14	6,088	6,110	(22)
160,356	SEK	HSBC Bank, N.A.	05/07/14	24,555	24,660	(105)
32,179	SGD	Westpac Banking Corp.	05/07/14	25,605	25,667	(62)
				$664,486	$669,410	$(4,924)

#	For cross-currency exchange contracts, the settlement value is the U.S. Dollar market value at 04/30/14 of the currency being sold, and the value at 04/30/14 is the U.S. Dollar market value of the currency being purchased.

SEE NOTES TO FINANCIAL STATEMENTS.

72	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2014

JPMorgan International Unconstrained Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2014 (Unaudited)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Common Stocks — 97.7%
		Canada — 4.1%
2		Canadian National Railway Co. (m)	96
2		Suncor Energy, Inc. (m)	89

			185

		China — 3.8%
1		Baidu, Inc., ADR (a) (m)	89
11		Ping An Insurance Group Co. of China Ltd., Class H (m)	82

			171

		France — 10.5%
3		Accor S.A. (m)	131
5		AXA S.A. (m)	128
1		Kering (m)	117
1		Schneider Electric S.A. (m)	91

			467

		Germany — 10.1%
—	(h)	Allianz SE (m)	86
3		Deutsche Post AG (m)	94
1		Fresenius SE & Co. KGaA (m)	90
1		Henkel AG & Co. KGaA (m)	90
1		SAP AG (m)	92

			452

		Hong Kong — 3.4%
9		Cheung Kong Holdings Ltd. (m)	154

		India — 2.4%
3		HDFC Bank Ltd., ADR (m)	105

		Ireland — 2.6%
2		Shire plc (m)	114

		Japan — 11.1%
1		East Japan Railway Co. (m)	73
2		Japan Tobacco, Inc. (m)	79
2		Nitto Denko Corp. (m)	69
6		ORIX Corp. (m)	93
2		Toyota Motor Corp. (m)	113
16		Yahoo! Japan Corp. (m)	68

			495

		Netherlands — 6.9%
2		Akzo Nobel N.V. (m)	131
1		ASML Holding N.V. (m)	90
6		ING Groep N.V., CVA (a) (m)	87

			308

SHARES		SECURITY DESCRIPTION	VALUE($)

		Russia — 1.2%
7		Sberbank of Russia, ADR (a) (m)	56

		South Korea — 4.1%
—	(h)	Hyundai Mobis (m)	89
—	(h)	Samsung Electronics Co., Ltd., Reg. S, GDR (m)	94

			183

		Sweden — 1.5%
2		Svenska Cellulosa AB SCA., Class B (m)	67

		Switzerland — 11.9%
1		Cie Financiere Richemont S.A. (m)	140
1		Novartis AG (m)	113
—	(h)	Roche Holding AG (m)	135
7		UBS AG (a) (m)	141

			529

		United Kingdom — 21.8%
21		Barclays plc (m)	90
3		BG Group plc (m)	71
39		Home Retail Group plc (m)	134
19		International Consolidated Airlines Group S.A. (a) (m)	127
9		Meggitt plc (m)	76
2		Persimmon plc (a) (m)	41
4		Prudential plc (m)	95
2		Rio Tinto plc (m)	125
6		Standard Chartered plc (m)	137
4		WPP plc (m)	78

			974

		United States — 2.3%
32		Samsonite International S.A. (m)	101

		Total Investments — 97.7% (Cost $3,733)	4,361
		Other Assets in Excess of Liabilities — 2.3%	99

		NET ASSETS — 100.0%	$4,460

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2014	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	73

JPMorgan International Unconstrained Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2014 (Unaudited) (continued)

(Amounts in thousands)

Summary of Investments by Industry, April 30, 2014

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Insurance	9.0%
Banks	8.9
Pharmaceuticals	8.3
Textiles, Apparel & Luxury Goods	8.2
Chemicals	4.6
Semiconductors & Semiconductor Equipment	4.2
Diversified Financial Services	4.1
Road & Rail	3.9
Oil, Gas & Consumable Fuels	3.7
Internet Software & Services	3.6
Household Products	3.6
Real Estate Management & Development	3.5
Capital Markets	3.2
Internet & Catalog Retail	3.1

INDUSTRY	PERCENTAGE
Hotels, Restaurants & Leisure	3.0%
Airlines	2.9
Metals & Mining	2.9
Automobiles	2.6
Air Freight & Logistics	2.2
Software	2.1
Electrical Equipment	2.1
Health Care Providers & Services	2.1
Auto Components	2.1
Tobacco	1.7
Media	1.7
Aerospace & Defense	1.7
Household Durables	1.0

SEE NOTES TO FINANCIAL STATEMENTS.

74	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2014

JPMorgan International Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2014 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 96.2%
	Australia — 1.9%
1,523	Australia & New Zealand Banking Group Ltd. (m)	48,987
4,530	Goodman Group (m)	21,041

		70,028

	Belgium — 1.4%
326	Solvay S.A. (m)	52,827

	Canada — 0.4%
786	First Quantum Minerals Ltd. (m)	15,652

	China — 0.5%
25,889	China Construction Bank Corp., Class H (m)	17,925

	Denmark — 1.0%
1,331	Danske Bank A/S (m)	37,664

	Finland — 1.0%
2,133	UPM-Kymmene OYJ (m)	37,363

	France — 16.5%
400	Airbus Group N.V. (m)	27,507
2,396	AXA S.A. (m)	62,519
1,204	BNP Paribas S.A. (m)	90,444
551	Bouygues S.A. (m)	24,807
1,305	Cie de St-Gobain (m)	79,923
814	Electricite de France (m)	31,244
2,495	GDF Suez (m)	62,891
620	Lafarge S.A. (m)	56,738
459	Publicis Groupe S.A. (m)	39,225
228	Renault S.A. (m)	22,284
598	Schneider Electric S.A. (m)	56,102
435	Sodexo (m)	46,937
992	Suez Environnement Co. (m)	19,486

		620,107

	Germany — 8.9%
656	BASF SE (a) (m)	76,065
622	Bayer AG (m)	86,438
1,730	Commerzbank AG (a) (m)	30,851
864	Daimler AG (m)	80,442
2,700	Deutsche Telekom AG (m)	45,367
434	Metro AG (m)	17,395

		336,558

	Hong Kong — 2.4%
11,592	China Overseas Land & Investment Ltd. (m)	28,536
2,984	Hutchison Whampoa Ltd. (m)	40,939
3,103	Wharf Holdings Ltd. (m)	21,783

		91,258

SHARES	SECURITY DESCRIPTION	VALUE($)

	Ireland — 0.6%
448	Ryanair Holdings plc, ADR (a) (m)	23,956

	Italy — 3.5%
1,597	Assicurazioni Generali S.p.A. (m)	37,336
8,671	Enel S.p.A. (m)	49,114
1,824	Eni S.p.A. (m)	47,232

		133,682

	Japan — 19.6%
1,230	Bridgestone Corp. (m)	44,055
2,001	Daiwa House Industry Co., Ltd. (m)	33,808
346	East Japan Railway Co. (m)	25,275
10,127	Hitachi Ltd. (m)	72,195
566	Japan Airlines Co., Ltd. (m)	29,291
1,896	Japan Tobacco, Inc. (m)	62,309
7,976	Kawasaki Heavy Industries Ltd. (m)	29,603
850	KDDI Corp. (m)	45,311
489	Mitsubishi Estate Co., Ltd. (m)	11,096
16,133	Mitsubishi UFJ Financial Group, Inc. (m)	85,821
4,654	Nomura Holdings, Inc. (m)	26,953
2,367	ORIX Corp. (m)	34,299
2,749	Ricoh Co., Ltd. (m)	31,679
1,170	Seven & I Holdings Co., Ltd. (m)	46,176
1,930	Sumitomo Electric Industries Ltd. (m)	26,719
1,313	Sumitomo Mitsui Financial Group, Inc. (m)	51,908
786	Toyota Motor Corp. (m)	42,455
1,857	Yamato Holdings Co., Ltd. (m)	38,206

		737,159

	Netherlands — 5.3%
3,515	ING Groep N.V., CVA (a) (m)	50,250
13,832	Koninklijke KPN N.V. (a) (m)	49,143
2,522	Royal Dutch Shell plc, Class A (m)	99,725

		199,118

	Norway — 1.3%
2,514	Norsk Hydro ASA (m)	13,481
1,129	Statoil ASA (m)	34,404

		47,885

	South Korea — 1.6%
585	KT Corp. (m)	18,650
30	Samsung Electronics Co., Ltd. (m)	39,739

		58,389

	Spain — 1.9%
4,479	CaixaBank S.A. (m)	27,301
1,685	Repsol S.A. (m)	45,368

		72,669

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2014	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	75

JPMorgan International Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2014 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Sweden — 1.6%
1,493	Electrolux AB, Series B (m)	41,500
1,258	Nordea Bank AB (m)	18,232

		59,732

	Switzerland — 6.4%
970	Novartis AG (m)	84,286
205	Roche Holding AG (m)	60,077
304	Swiss Re AG (a) (m)	26,610
1,914	UBS AG (a) (m)	40,034
533	Wolseley plc (m)	30,861

		241,868

	Turkey — 0.5%
5,323	Turkiye Garanti Bankasi AS (m)	19,609

	United Kingdom — 19.9%
855	AstraZeneca plc (m)	67,452
3,516	Aviva plc (m)	31,334
12,346	Barclays plc (m)	52,717
3,208	BG Group plc (m)	64,897
6,777	BP plc (m)	57,217
10,388	HSBC Holdings plc (m)	106,144
1,095	InterContinental Hotels Group plc (m)	37,427
4,901	Kingfisher plc (m)	34,683
2,915	Prudential plc (m)	67,006
1,310	Rio Tinto plc (m)	71,220
838	SABMiller plc (m)	45,645
1,145	Tullow Oil plc (m)	17,040
25,365	Vodafone Group plc (m)	96,302

		749,084

	Total Common Stocks (Cost $3,055,934)	3,622,533

Preferred Stock — 1.0%
	Germany — 1.0%
336	Porsche Automobil Holding SE (m) (Cost $36,474)	37,131

Short-Term Investment — 2.2%
	Investment Company — 2.2%
83,257	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.010% (b) (l) (m) (Cost $83,257)	83,257

	Total Investments — 99.4% (Cost $3,175,665)	3,742,921
	Other Assets in Excess of Liabilities — 0.6%	22,512

	NET ASSETS — 100.0%	$3,765,433

Percentages indicated are based on net assets.

Summary of Investments by Industry, April 30, 2014

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Banks	15.7%
Oil, Gas & Consumable Fuels	9.8
Pharmaceuticals	8.0
Insurance	6.0
Automobiles	4.9
Wireless Telecommunication Services	3.8
Chemicals	3.4
Diversified Telecommunication Services	3.0
Metals & Mining	2.7
Real Estate Management & Development	2.5
Diversified Financial Services	2.3
Hotels, Restaurants & Leisure	2.3
Electrical Equipment	2.2
Multi-Utilities	2.2
Electric Utilities	2.1
Building Products	2.1
Electronic Equipment, Instruments & Components	1.9
Capital Markets	1.8
Food & Staples Retailing	1.7
Tobacco	1.7
Construction Materials	1.5
Airlines	1.4
Beverages	1.2
Auto Components	1.2
Household Durables	1.1
Industrial Conglomerates	1.1
Semiconductors & Semiconductor Equipment	1.1
Media	1.0
Air Freight & Logistics	1.0
Paper & Forest Products	1.0
Others (each less than 1.0%)	6.1
Short-Term Investment	2.2

SEE NOTES TO FINANCIAL STATEMENTS.

76	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2014

Forward Foreign Currency Exchange Contracts
CONTRACTS TO BUY	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE		VALUE AT 04/30/14		NET UNREALIZED APPRECIATION (DEPRECIATION)
9,836	EUR
12,001	for CHF	Deutsche Bank AG	05/28/14	$13,639	#	$13,646	#	$7
11,632	EUR
9,559	for GBP	Goldman Sachs International	05/28/14	16,136	#	16,137	#	1
4,618	GBP
5,605	for EUR	Credit Suisse International	05/28/14	7,776	#	7,795	#	19
5,394	GBP
926,744	for JPY	Barclays Bank plc	05/28/14	9,066	#	9,105	#	39
901,065	JPY
6,388	for EUR	Goldman Sachs International	05/28/14	8,862	#	8,815	#	(47)
814,664	JPY
4,835	for GBP	Citibank, N.A.	05/28/14	8,162	#	7,970	#	(192)
2,165,437	JPY
12,727	for GBP	Credit Suisse International	05/28/14	21,483	#	21,184	#	(299)
921,185	JPY
5,413	for GBP	State Street Corp.	05/28/14	9,138	#	9,012	#	(126)
13,174	AUD	BNP Paribas	05/28/14	11,845		12,216		371
10,210	AUD	Credit Suisse International	05/28/14	9,459		9,468		9
219,179	AUD	Morgan Stanley	05/28/14	196,659		203,245		6,586
8,343	CHF	HSBC Bank, N.A.	05/28/14	9,473		9,482		9
7,691	EUR	Australia and New Zealand Banking	05/28/14	10,556		10,669		113
8,027	EUR	Barclays Bank plc	05/28/14	11,053		11,136		83
14,244	EUR	BNP Paribas	05/28/14	19,685		19,760		75
8,605	EUR	Commonwealth Bank of Australia	05/28/14	11,878		11,938		60
11,622	EUR	Deutsche Bank AG	05/28/14	15,992		16,123		131
7,373	EUR	Goldman Sachs International	05/28/14	10,190		10,228		38
8,357	EUR	Morgan Stanley	05/28/14	11,501		11,594		93
11,247	EUR	Union Bank of Switzerland AG	05/28/14	15,497		15,603		106
12,507	GBP	Credit Suisse International	05/28/14	20,969		21,112		143
21,116	GBP	Morgan Stanley	05/28/14	35,121		35,645		524
8,427	GBP	State Street Corp.	05/28/14	14,023		14,226		203
83,705	GBP	Westpac Banking Corp.	05/28/14	139,681		141,297		1,616
59,209	HKD	Citibank, N.A.	05/28/14	7,636		7,637		1
265,750	HKD	HSBC Bank, N.A.	05/28/14	34,255		34,280		25
3,079,446	JPY	Australia and New Zealand Banking Group Limited	05/28/14	30,009		30,126		117
878,956	JPY	BNP Paribas	05/28/14	8,628		8,599		(29)
1,062,966	JPY	Credit Suisse International	05/28/14	10,362		10,399		37
1,614,247	JPY	Westpac Banking Corp.	05/28/14	15,923		15,792		(131)
51,334	NOK	Goldman Sachs International	05/28/14	8,546		8,627		81
44,368	NOK	Union Bank of Switzerland AG	05/28/14	7,330		7,456		126
224,577	NOK	Westpac Banking Corp.	05/28/14	37,168		37,740		572
286,997	SEK	Barclays Bank plc	05/28/14	44,631		44,117		(514)
94,225	SEK	Goldman Sachs International	05/28/14	14,631		14,484		(147)
60,498	SGD	Union Bank of Switzerland AG	05/28/14	47,850		48,256		406
				$904,813		$914,919		$10,106

#	For cross-currency exchange contracts, the settlement value is the U.S. Dollar market value at 04/30/14 of the currency being sold, and the value at 04/30/14 is the U.S. Dollar market value of the currency being purchased.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2014	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	77

JPMorgan International Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2014 (Unaudited) (continued)

(Amounts in thousands)

Forward Foreign Currency Exchange Contracts
CONTRACTS TO SELL	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT 04/30/14	NET UNREALIZED APPRECIATION (DEPRECIATION)
14,227	CAD	Union Bank of Switzerland AG	05/28/14	$12,815	$12,972	$(157)
26,040	CHF	Goldman Sachs International	05/28/14	29,367	29,593	(226)
28,432	EUR	Australia and New Zealand Banking Group Limited	05/28/14	39,071	39,443	(372)
38,467	EUR	Barclays Bank plc	05/28/14	53,578	53,362	216
10,286	EUR	BNP Paribas	05/28/14	14,101	14,270	(169)
141,903	EUR	Citibank, N.A.	05/28/14	195,078	196,858	(1,780)
10,426	EUR	Deutsche Bank AG	05/28/14	14,461	14,464	(3)
8,991	EUR	Union Bank of Switzerland AG	05/28/14	12,482	12,472	10
16,844	EUR	Westpac Banking Corp.	05/28/14	23,315	23,366	(51)
14,129	GBP	Barclays Bank plc	05/28/14	23,508	23,851	(343)
6,681	GBP	Credit Suisse International	05/28/14	11,218	11,278	(60)
9,800	GBP	HSBC Bank, N.A.	05/28/14	16,299	16,543	(244)
5,733	GBP	Merrill Lynch International	05/28/14	9,519	9,678	(159)
11,503	GBP	Societe Generale	05/28/14	19,079	19,417	(338)
15,812	GBP	Westpac Banking Corp.	05/28/14	26,586	26,692	(106)
427,260	HKD	Westpac Banking Corp.	05/28/14	55,062	55,113	(51)
3,885,058	JPY	Barclays Bank plc	05/28/14	37,731	38,006	(275)
4,090,701	JPY	BNP Paribas	05/28/14	40,209	40,020	189
1,680,435	JPY	Citibank, N.A.	05/28/14	16,368	16,439	(71)
5,756,358	JPY	Royal Bank of Scotland	05/28/14	56,258	56,314	(56)
1,696,867	JPY	State Street Corp.	05/28/14	16,533	16,600	(67)
65,159	NOK	Barclays Bank plc	05/28/14	10,797	10,950	(153)
78,864	NOK	Westpac Banking Corp.	05/28/14	12,997	13,253	(256)
				$746,432	$750,954	$(4,522)

SEE NOTES TO FINANCIAL STATEMENTS.

78	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2014

JPMorgan Intrepid International Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2014 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 96.5%
	Australia — 6.8%
230	Australia & New Zealand Banking Group Ltd. (m)	7,400
238	Bank of Queensland Ltd. (m)	2,724
255	Bendigo and Adelaide Bank Ltd. (m)	2,729
365	BHP Billiton Ltd. (m)	12,866
421	Challenger Ltd. (m)	2,771
2,685	Fairfax Media Ltd. (m)	2,453
947	Incitec Pivot Ltd. (m)	2,541
232	Lend Lease Group (m)	2,810
54	Macquarie Group Ltd. (m)	2,906
166	National Australia Bank Ltd. (m)	5,467
50	Sydney Airport (m)	198
70	Wesfarmers Ltd. (m)	2,794
222	Westpac Banking Corp. (m)	7,278

		54,937

	Austria — 0.4%
19	ams AG (m)	2,869

	Belgium — 1.5%
82	Anheuser-Busch InBev N.V. (m)	8,969
132	bpost S.A. (m)	2,971

		11,940

	Bermuda — 0.4%
29	Signet Jewelers Ltd. (m)	2,924

	China — 0.4%
4,244	China Construction Bank Corp., Class H (m)	2,938

	Denmark — 0.6%
37	Pandora A/S (m)	2,481
296	TDC A/S (m)	2,774

		5,255

	Finland — 2.1%
108	Elisa OYJ (m)	3,219
387	Nokia OYJ (a) (m)	2,896
8,872	Outokumpu OYJ (a) (m)	2,715
55	Sampo, Class A (m)	2,724
275	Stora Enso OYJ, Class R (m)	2,812
154	UPM-Kymmene OYJ (m)	2,705

		17,071

	France — 11.6%
55	Accor S.A. (m)	2,701
51	Airbus Group N.V. (m)	3,482
242	Altran Technologies S.A. (m)	2,637
184	AXA S.A. (m)	4,791
81	BNP Paribas S.A. (m)	6,124
68	Bouygues S.A. (m)	3,050

SHARES	SECURITY DESCRIPTION	VALUE($)

	France — continued
39	Cap Gemini S.A. (m)	2,756
55	Cie de St-Gobain (m)	3,373
25	Cie Generale des Etablissements Michelin (m)	3,054
200	Credit Agricole S.A. (a) (m)	3,156
78	Electricite de France (m)	2,986
32	Gaztransport Et Technigaz S.A. (a) (m)	2,193
149	GDF Suez (m)	3,751
28	Imerys S.A. (m)	2,427
13	Kering (m)	2,857
368	Natixis (m)	2,609
83	Plastic Omnium S.A. (m)	2,832
32	Renault S.A. (m)	3,140
42	Safran S.A. (m)	2,826
79	SCOR SE (a) (m)	2,904
58	Societe Generale S.A. (m)	3,633
255	Technicolor S.A. (a) (m)	1,904
44	Teleperformance (m)	2,526
42	Thales S.A. (m)	2,673
181	Total S.A. (m)	12,940
19	Valeo S.A. (m)	2,627
54	Vinci S.A. (m)	4,064

		94,016

	Germany — 9.1%
39	Allianz SE (m)	6,783
72	BASF SE (a) (m)	8,327
87	Bayer AG (m)	12,132
30	Bayerische Motoren Werke AG (m)	3,715
23	Bilfinger Berger SE (a) (m)	2,688
15	Continental AG (m)	3,424
87	Daimler AG (m)	8,053
117	Deutsche Lufthansa AG (m)	2,950
109	Deutsche Post AG (m)	4,096
261	Deutsche Telekom AG (m)	4,388
86	Freenet AG (a) (m)	2,971
16	Fresenius SE & Co. KGaA (m)	2,379
59	GEA Group AG (m)	2,665
14	Merck KGaA (a) (m)	2,393
60	Metro AG (m)	2,406
27	OSRAM Licht AG (a) (m)	1,418
40	Wincor Nixdorf AG (m)	2,601

		73,389

	Hong Kong — 2.2%
196	Cheung Kong Holdings Ltd. (m)	3,347
1,166	China Overseas Land & Investment Ltd. (m)	2,871

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2014	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	79

JPMorgan Intrepid International Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2014 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Hong Kong — continued
270	Hutchison Whampoa Ltd. (m)	3,704
367	Sands China Ltd. (m)	2,696
230	Swire Pacific Ltd., Class A (m)	2,651
3,156	Xinyi Glass Holdings Ltd. (m)	2,494

		17,763

	India — 0.3%
66	HDFC Bank Ltd., ADR (m)	2,653

	Ireland — 1.4%
545	Greencore Group plc (m)	2,407
41	Ryanair Holdings plc, ADR (a) (m)	2,181
69	Shire plc (m)	3,926
112	Smurfit Kappa Group plc (m)	2,501

		11,015

	Israel — 0.6%
92	Teva Pharmaceutical Industries Ltd., ADR (m)	4,486

	Italy — 1.2%
89	Azimut Holding S.p.A. (m)	2,772
747	Enel S.p.A. (m)	4,231
284	Unione di Banche Italiane SCpA (m)	2,709

		9,712

	Japan — 16.5%
106	Asahi Group Holdings Ltd. (m)	2,915
317	Asahi Kasei Corp. (m)	2,155
251	Astellas Pharma, Inc. (m)	2,799
99	Bridgestone Corp. (m)	3,527
85	Century Tokyo Leasing Corp. (m)	2,451
144	Daiwa House Industry Co., Ltd. (m)	2,433
281	Daiwa Securities Group, Inc. (m)	2,107
573	Fuji Electric Co., Ltd. (m)	2,600
119	Fuji Media Holdings, Inc. (m)	2,010
105	FUJIFILM Holdings Corp. (m)	2,707
471	Fukuoka Financial Group, Inc. (m)	1,924
537	Hitachi Ltd. (m)	3,828
141	Honda Motor Co., Ltd. (m)	4,672
239	ITOCHU Corp. (m)	2,675
156	Japan Aviation Electronics Industry Ltd. (m)	2,655
113	Japan Tobacco, Inc. (m)	3,701
1,059	Kawasaki Kisen Kaisha Ltd. (m)	2,126
64	KDDI Corp. (m)	3,403
279	Konica Minolta, Inc. (m)	2,604
83	Kose Corp. (m)	2,765
348	Marubeni Corp. (m)	2,326
182	Medipal Holdings Corp. (m)	2,564

SHARES	SECURITY DESCRIPTION	VALUE($)

	Japan — continued
157	Mitsubishi Corp. (m)	2,804
1,192	Mitsubishi UFJ Financial Group, Inc. (m)	6,338
92	Mitsui Fudosan Co., Ltd.	2,723
174	Nippon Meat Packers, Inc. (m)	3,016
162	Nippon Paint Co., Ltd. (m)	2,506
61	Nippon Telegraph & Telephone Corp. (m)	3,385
116	Nissin Kogyo Co., Ltd. (m)	2,147
51	Nitori Holdings Co., Ltd. (m)	2,344
521	Oji Holdings Corp. (m)	2,189
68	Omron Corp. (m)	2,391
255	ORIX Corp. (m)	3,691
22	Ryohin Keikaku Co., Ltd. (m)	2,517
107	Seiko Epson Corp. (m)	2,928
221	Sekisui Chemical Co., Ltd. (m)	2,240
204	Sumitomo Electric Industries Ltd. (m)	2,822
132	Sumitomo Mitsui Financial Group, Inc. (m)	5,234
542	Sumitomo Mitsui Trust Holdings, Inc. (m)	2,233
701	Sumitomo Osaka Cement Co., Ltd. (m)	2,788
195	T&D Holdings, Inc. (m)	2,324
203	TOTO Ltd. (m)	2,872
197	Toyota Motor Corp. (m)	10,660
122	Yamaha Motor Co., Ltd. (m)	1,889

		132,988

	Luxembourg — 0.3%
102	APERAM (a) (m)	2,655

	Netherlands — 4.7%
405	Aegon N.V. (m)	3,715
32	ASML Holding N.V. (m)	2,587
378	ING Groep N.V., CVA (a) (m)	5,410
146	Koninklijke Ahold N.V. (m)	2,831
39	Randstad Holding N.V. (m)	2,284
438	Royal Dutch Shell plc, Class B (m)	18,587
141	USG People N.V. (m)	2,438

		37,852

	Norway — 1.1%
165	DNB ASA (m)	2,919
415	Norsk Hydro ASA (m)	2,225
136	Statoil ASA (m)	4,140

		9,284

	Portugal — 0.3%
524	EDP - Energias de Portugal S.A. (m)	2,544

	South Korea — 0.6%
10	Hyundai Motor Co. (m)	2,302

SEE NOTES TO FINANCIAL STATEMENTS.

80	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2014

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	South Korea — continued
2	Samsung Electronics Co., Ltd. (m)	2,747

		5,049

	Spain — 3.2%
72	Amadeus IT Holding S.A., Class A (m)	2,998
430	CaixaBank S.A. (m)	2,618
75	Endesa S.A. (m)	2,828
130	Ferrovial S.A. (m)	2,882
93	Gas Natural SDG S.A. (m)	2,663
69	Grifols S.A., ADR (m)	2,827
58	Grupo Catalana Occidente S.A. (m)	2,262
472	Iberdrola S.A. (m)	3,301
136	Repsol S.A. (m)	3,649

		26,028

	Sweden — 2.8%
166	Castellum AB (m)	2,836
104	Electrolux AB, Series B (m)	2,901
80	NCC AB, Class B (m)	2,787
176	Securitas AB, Class B (m)	2,122
91	Svenska Cellulosa AB S.C.A., Class B (m)	2,555
66	Svenska Handelsbanken AB, Class A (m)	3,343
114	Swedbank AB, Class A (m)	3,056
135	Trelleborg AB, Class B, (m)	2,883

		22,483

	Switzerland — 10.8%
25	Actelion Ltd. (a) (m)	2,488
127	Clariant AG (a) (m)	2,514
175	Credit Suisse Group AG (a) (m)	5,546
3	Galenica AG (m)	2,845
4	Georg Fischer AG (a) (m)	2,863
1,067	Glencore Xstrata plc (a) (m)	5,756
27	Lonza Group AG (a) (m)	2,792
137	Nestle S.A. (m)	10,626
167	Novartis AG (m)	14,493
147	OC Oerlikon Corp. AG (a) (m)	2,338
53	Roche Holding AG (m)	15,551
11	Straumann Holding AG (m)	2,518
12	Swiss Life Holding AG (a) (m)	3,061
38	Swiss Re AG (a) (m)	3,350
318	UBS AG (a) (m)	6,656
13	Zurich Insurance Group AG (a) (m)	3,818

		87,215

	United Kingdom — 17.4%
426	3i Group plc (m)	2,738

SHARES	SECURITY DESCRIPTION	VALUE($)

	United Kingdom — continued
54	Associated British Foods plc (m)	2,720
99	AstraZeneca plc (m)	7,844
399	Aviva plc (m)	3,557
1,294	Barclays plc (m)	5,524
397	Barratt Developments plc (m)	2,482
1,562	BP plc (m)	13,191
177	British American Tobacco plc (m)	10,199
245	British Land Co. plc (m)	2,863
200	Britvic plc (m)	2,452
675	BT Group plc (m)	4,214
231	BTG plc (a) (m)	2,081
418	Carillion plc (m)	2,616
196	Drax Group plc (m)	2,196
106	easyJet plc (m)	2,932
284	Hammerson plc (m)	2,743
88	Hikma Pharmaceuticals plc (m)	2,303
661	Home Retail Group plc (m)	2,284
535	HSBC Holdings plc (m)	5,466
104	Imperial Tobacco Group plc (m)	4,491
294	Investec plc (m)	2,591
940	ITV plc (m)	2,891
374	Kingfisher plc (m)	2,649
4,274	Lloyds Banking Group plc (a) (m)	5,451
120	Persimmon plc (a) (m)	2,665
113	Petrofac Ltd. (m)	2,782
266	Prudential plc (m)	6,108
154	Rio Tinto plc (m)	8,375
195	St. James’s Place plc (m)	2,540
233	Standard Chartered plc (m)	5,049
1,461	Taylor Wimpey plc (m)	2,599
88	Travis Perkins plc (m)	2,542
2,377	Vodafone Group plc (m)	9,025

		140,163

	United States — 0.2%
37	Carnival plc (m)	1,469

	Total Common Stocks (Cost $642,361)	778,698

Preferred Stocks — 0.8%
	Germany — 0.8%
23	Henkel AG & Co. KGaA (m)	2,525
15	Volkswagen AG (a) (m)	4,038

	Total Preferred Stocks (Cost $3,848)	6,563

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2014	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	81

JPMorgan Intrepid International Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2014 (Unaudited) (continued)

(Amounts in thousands)

NUMBER OF RIGHTS	SECURITY DESCRIPTION	VALUE($)
Rights — 0.0% (g)
	Australia — 0.0% (g)
27	Bank of Queensland Ltd., expiring 12/29/21 (a) (Cost $—)	39

SHARES
Short-Term Investment — 3.8%
	Investment Company — 3.8%
30,981	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.010% (b) (l) (m) (Cost $30,981)	30,981

	Total Investments — 101.1% (Cost $677,190)	816,281
	Liabilities in Excess of Other Assets — (1.1)%	(9,082)

	NET ASSETS — 100.0%	$807,199

Percentages indicated are based on net assets.

Summary of Investments by Industry, April 30, 2014

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Banks	12.1%
Pharmaceuticals	8.7
Oil, Gas & Consumable Fuels	6.7
Insurance	5.9
Automobiles	4.7
Metals & Mining	4.2
Capital Markets	3.1
Auto Components	2.5
Real Estate Management & Development	2.4
Food Products	2.3
Tobacco	2.3
Chemicals	2.2
Diversified Telecommunication Services	2.2
Electric Utilities	1.9
Wireless Telecommunication Services	1.9
Construction & Engineering	1.9
Beverages	1.8
Diversified Financial Services	1.8
Household Durables	1.6
Electronic Equipment, Instruments & Components	1.4
Technology Hardware, Storage & Peripherals	1.4
Machinery	1.3
Trading Companies & Distributors	1.3
Media	1.1
Aerospace & Defense	1.1
IT Services	1.0
Semiconductors & Semiconductor Equipment	1.0
Airlines	1.0
Food & Staples Retailing	1.0
Specialty Retail	1.0
Others (each less than 1.0%)	13.4
Short-Term Investment	3.8

SEE NOTES TO FINANCIAL STATEMENTS.

82	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2014

J.P. Morgan International Equity Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2014 (Unaudited)

ADR	— American Depositary Receipt
AUD	— Australian Dollar
CAD	— Canadian Dollar
CHF	— Swiss Franc
CVA	— Dutch Certification
DKK	— Danish Krone
EUR	— Euro
GBP	— British Pound
GDR	— Global Depositary Receipt
HKD	— Hong Kong Dollar
JPY	— Japanese Yen
NOK	— Norwegian Krone
NZD	— New Zealand Dollar
NVDR	— Non Voting Depository Receipt
Reg. S

—  Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

REIT	— Real Estate Investment Trust
SDR	— Swedish Depositary Receipt
SEK	— Swedish Krona
SGD	— Singapore Dollar

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.

(e)

—  Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(g)	— Amount rounds to less than 0.1%.
(h)	— Amount rounds to less than one thousand (shares, number of rights or dollars).
(i)	— Security has been deemed illiquid pursuant to procedures approved by the Board of Trustees and may be difficult to sell.
(l)	— The rate shown is the current yield as of April 30, 2014.
(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, unfunded commitments and forward foreign currency exchange contracts.

The value and percentage, based on total investments, of the investments that apply the fair valuation policy for the international investments as described in Note 2.A. of the Notes to Financial Statements are as follows (amounts in thousands):

Fund	Value	Percentage
Emerging Economies Fund	$742,828	75.7%
Emerging Markets Equity Fund	1,997,868	75.6
Global Equity Income Fund	68,732	56.9
Global Research Enhanced Index Fund	1,170,867	37.0
International Equity Fund	2,292,072	94.0
International Equity Index Fund	601,354	95.7
International Opportunities Fund	1,738,757	95.7
International Unconstrained Equity Fund	3,982	91.3
International Value Fund	3,620,056	96.7
Intrepid International Fund	773,114	94.7

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2014	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	83

STATEMENTS OF ASSETS AND LIABILITIES

AS OF APRIL 30, 2014 (Unaudited)

(Amounts in thousands, except per share amounts)

	Emerging Economies Fund		Emerging Markets Equity Fund		Global Equity Income Fund		Global Research Enhanced Index Fund
ASSETS:
Investments in non-affiliates, at value	$969,606		$2,612,406		$118,545		$2,960,638
Investments in affiliates, at value	11,300		31,400		2,255		203,345

Total investment securities, at value	980,906		2,643,806		120,800		3,163,983
Cash	437		3,246		103		583
Foreign currency, at value	12,633		23,996		324		6,662
Deposits at broker for futures contracts	—		—		118		10,205
Receivables:
Investment securities sold	976		4,826		2,016		2,417
Fund shares sold	330		3,763		2,855		3,759
Dividends from non-affiliates	1,032		6,446		311		5,211
Dividends from affiliates	—	(a)	—	(a)	—	(a)	3
Tax reclaims	—		—		89		759
Variation margin on futures contracts	—		—		4		661
Unrealized appreciation on forward foreign currency exchange contracts	—		—		312		—

Total Assets	996,314		2,686,083		126,932		3,194,243

LIABILITIES:
Payables:
Distributions	—		—		377		—
Investment securities purchased	304		1,028		5,253		139,409
Fund shares redeemed	94		1,611		179		397
Unrealized depreciation on forward foreign currency exchange contracts	—		—		231		—
Accrued liabilities:
Investment advisory fees	792		2,079		41		447
Administration fees	—		—		—		201
Shareholder servicing fees	57		276		19		89
Distribution fees	17		99		15		—	(a)
Custodian and accounting fees	219		782		52		201
Trustees’ and Chief Compliance Officer’s fees	1		7		—	(a)	3
Deferred India capital gains tax	679		3,894		—		—
Other	66		675		49		63

Total Liabilities	2,229		10,451		6,216		140,810

Net Assets	$994,085		$2,675,632		$120,716		$3,053,433

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

84	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2014

	Emerging Economies Fund	Emerging Markets Equity Fund	Global Equity Income Fund	Global Research Enhanced Index Fund
NET ASSETS:
Paid-in-Capital	$1,055,050	$2,354,294	$105,099	$2,734,336
Accumulated undistributed (distributions in excess of) net investment income	1,570	6,392	849	18,151
Accumulated net realized gains (losses)	(103,030)	(71,866)	(863)	23,568
Net unrealized appreciation (depreciation)	40,495	386,812	15,631	277,378

Total Net Assets	$994,085	$2,675,632	$120,716	$3,053,433

Net Assets:
Class A	$67,714	$312,724	$65,526	$62
Class B	—	3,009	—	—
Class C	4,971	53,822	3,055	61
Class R2	—	—	579	61
Class R5	642,516	—	590	—
Class R6	—	745,915	—	—
Institutional Class	—	970,923	—	—
Select Class	278,884	589,239	50,966	3,053,249

Total	$994,085	$2,675,632	$120,716	$3,053,433

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	5,266	13,727	3,855	3
Class B	—	135	—	—
Class C	392	2,428	180	3
Class R2	—	—	34	3
Class R5	49,745	—	35	—
Class R6	—	31,865	—	—
Institutional Class	—	41,485	—	—
Select Class	21,651	25,338	2,991	167,316

Net Asset Value (a):
Class A — Redemption price per share	$12.86	$22.78	$17.00	$18.23
Class B — Offering price per share (b)	—	22.33	—	—
Class C — Offering price per share (b)	12.69	22.17	16.95	18.19
Class R2 — Offering and redemption price per share	—	—	16.99	18.21
Class R5 — Offering and redemption price per share	12.92	—	17.05	—
Class R6 — Offering and redemption price per share	—	23.41	—	—
Institutional Class — Offering and redemption price per share	—	23.40	—	—
Select Class — Offering and redemption price per share	12.88	23.25	17.04	18.25
Class A maximum sales charge	5.25%	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$13.57	$24.04	$17.94	$19.24

Cost of investments in non-affiliates	$928,442	$2,221,800	$102,992	$2,683,608
Cost of investments in affiliates	11,300	31,400	2,255	203,345
Cost of foreign currency	12,600	23,893	326	6,633

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2014	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	85

STATEMENTS OF ASSETS AND LIABILITIES

AS OF APRIL 30, 2014 (Unaudited) (continued)

(Amounts in thousands, except per share amounts)

	International Equity Fund	International Equity Index Fund		International Opportunities Fund
ASSETS:
Investments in non-affiliates, at value	$2,348,065	$615,131		$1,760,074
Investments in affiliates, at value	91,191	13,003		57,050

Total investment securities, at value	2,439,256	628,134		1,817,124
Cash	1,160	176		916
Foreign currency, at value	—	5,212		22
Deposits at broker for futures contracts	—	870		—
Receivables:
Investment securities sold	—	—		47,821
Fund shares sold	1,037	121		628
Dividends from non-affiliates	8,919	1,876		6,938
Dividends from affiliates	1	—	(a)	—	(a)
Tax reclaims	2,686	654		1,951
Unrealized appreciation on forward foreign currency exchange contracts	—	—		10,697

Total Assets	2,453,059	637,043		1,886,097

LIABILITIES:
Payables:
Foreign currency due to custodian, at value	309	—		—
Investment securities purchased	1	1		57,088
Fund shares redeemed	8,356	785		1,881
Variation margin on futures contracts	—	45		—
Unrealized depreciation on forward foreign currency exchange contracts	—	—		6,020
Accrued liabilities:
Investment advisory fees	1,443	111		857
Administration fees	—	—	(a)	120
Shareholder servicing fees	148	—		45
Distribution fees	63	38		30
Custodian and accounting fees	151	211		127
Trustees’ and Chief Compliance Officer’s fees	1	1		2
Transfer agent fees	102	69		48
Other	74	72		35

Total Liabilities	10,648	1,333		66,253

Net Assets	$2,442,411	$635,710		$1,819,844

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

86	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2014

	International Equity Fund	International Equity Index Fund	International Opportunities Fund
NET ASSETS:
Paid-in-Capital	$2,010,153	$392,518	$1,592,682
Accumulated undistributed (distributions in excess of) net investment income	9,036	1,707	15,035
Accumulated net realized gains (losses)	(11,309)	(6,370)	(39,575)
Net unrealized appreciation (depreciation)	434,531	247,855	251,702

Total Net Assets	$2,442,411	$635,710	$1,819,844

Net Assets:
Class A	$226,543	$107,251	$144,934
Class B	1,270	2,281	241
Class C	26,698	22,955	1,498
Class R2	1,288	1,989	—
Class R5	120,030	—	—
Class R6	1,615,477	—	1,557,941
Institutional Class	—	—	65,708
Select Class	451,105	501,234	49,522

Total	$2,442,411	$635,710	$1,819,844

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	13,964	5,004	9,341
Class B	81	115	16
Class C	1,726	1,106	99
Class R2	80	94	—
Class R5	7,298	—	—
Class R6	98,241	—	98,495
Institutional Class	—	—	4,152
Select Class	27,442	23,230	3,142

Net Asset Value (a):
Class A — Redemption price per share	$16.22	$21.44	$15.52
Class B — Offering price per share (b)	15.68	19.80	15.65
Class C — Offering price per share (b)	15.47	20.76	15.14
Class R2 — Offering and redemption price per share	16.16	21.14	—
Class R5 — Offering and redemption price per share	16.45	—	—
Class R6 — Offering and redemption price per share	16.44	—	15.82
Institutional Class — Offering and redemption price per share	—	—	15.83
Select Class — Offering and redemption price per share	16.44	21.58	15.76
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$17.12	$22.63	$16.38

Cost of investments in non-affiliates	$1,913,654	$367,394	$1,513,121
Cost of investments in affiliates	91,191	13,003	57,050
Cost of foreign currency	(309)	5,172	19

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2014	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	87

STATEMENTS OF ASSETS AND LIABILITIES

AS OF APRIL 30, 2014 (Unaudited) (continued)

(Amounts in thousands, except per share amounts)

	International Unconstrained Equity Fund		International Value Fund	Intrepid International Fund
ASSETS:
Investments in non-affiliates, at value	$4,361		$3,659,664	$785,300
Investments in affiliates, at value	—		83,257	30,981

Total investment securities, at value	4,361		3,742,921	816,281
Cash	18		302	192
Foreign currency, at value	22		1,147	772
Receivables:
Investment securities sold	114		34,379	3,242
Fund shares sold	1		22,128	250
Dividends from non-affiliates	13		12,271	2,802
Dividends from affiliates	—		1	—	(a)
Tax reclaims	7		2,944	842
Unrealized appreciation on forward foreign currency exchange contracts	—		12,006	—
Due from Adviser	14		—	—
Other assets	19		—	—

Total Assets	4,569		3,828,099	824,381

LIABILITIES:
Payables:
Investment securities purchased	42		50,348	10,408
Fund shares redeemed	—		2,539	6,075
Variation margin on futures contracts	—		7	—
Unrealized depreciation on forward foreign currency exchange contracts	—		6,422	—
Accrued liabilities:
Investment advisory fees	—		1,782	517
Administration fees	—		249	7
Shareholder servicing fees	1		383	18
Distribution fees	—	(a)	105	16
Custodian and accounting fees	25		269	87
Trustees’ and Chief Compliance Officer’s fees	—	(a)	4	1
Printing & mailing costs	5		175	14
Audit fees	32		27	18
Other	4		356	21

Total Liabilities	109		62,666	17,182

Net Assets	$4,460		$3,765,433	$807,199

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

88	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2014

	International Unconstrained Equity Fund	International Value Fund	Intrepid International Fund
NET ASSETS:
Paid-in-Capital	$3,633	$3,546,926	$1,203,311
Accumulated undistributed (distributions in excess of) net investment income	9	8,724	5,938
Accumulated net realized gains (losses)	190	(363,209)	(541,175)
Net unrealized appreciation (depreciation)	628	572,992	139,125

Total Net Assets	$4,460	$3,765,433	$807,199

Net Assets:
Class A	$155	$434,954	$73,553
Class B	—	2,179	—
Class C	138	32,685	1,367
Class R2	70	1,744	108
Class R5	71	—	—
Class R6	71	78,630	—
Institutional Class	—	2,920,840	716,069
Select Class	3,955	294,401	16,102

Total	$4,460	$3,765,433	$807,199

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	8	28,935	3,612
Class B	—	146	—
Class C	7	2,234	66
Class R2	3	118	5
Class R5	3	—	—
Class R6	3	5,141	—
Institutional Class	—	191,068	34,435
Select Class	207	19,146	764

Net Asset Value (a):
Class A — Redemption price per share	$19.01	$15.03	$20.36
Class B — Offering price per share (b)	—	14.94	—
Class C — Offering price per share (b)	18.89	14.63	20.56
Class R2 — Offering and redemption price per share	18.98	14.83	20.21
Class R5 — Offering and redemption price per share	19.09	—	—
Class R6 — Offering and redemption price per share	19.10	15.29	—
Institutional Class — Offering and redemption price per share	—	15.29	20.80
Select Class — Offering and redemption price per share	19.06	15.38	21.11
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$20.06	$15.86	$21.49

Cost of investments in non-affiliates	$3,733	$3,092,408	$646,209
Cost of investments in affiliates	—	83,257	30,981
Cost of foreign currency	22	1,144	772

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2014	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	89

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED APRIL 30, 2014 (Unaudited)

(Amounts in thousands)

	Emerging Economies Fund		Emerging Markets Equity Fund		Global Equity Income Fund		Global Research Enhanced Index Fund
INVESTMENT INCOME:
Interest income from affiliates	$1		$10		$—	(a)	$3
Dividend income from non-affiliates	9,987		28,822		2,901		29,557
Dividend income from affiliates	1		3		—	(a)	9
Foreign taxes withheld	(804)		(2,294)		(165)		(1,377)

Total investment income	9,185		26,541		2,736		28,192

EXPENSES:
Investment advisory fees	4,741		14,600		455		2,317
Administration fees	394		1,215		47		963
Distribution fees:
Class A	85		383		71		—	(a)
Class B	—		13		—		—
Class C	18		195		9		—	(a)
Class R2	—		—		2		—	(a)
Shareholder servicing fees:
Class A	85		383		71		—	(a)
Class B	—		4		—		—
Class C	6		65		3		—	(a)
Class R2	—		—		1		—	(a)
Class R5	156		—		—	(a)	—
Institutional Class	—		779		—		—
Select Class	314		914		66		2,896
Custodian and accounting fees	387		988		50		173
Interest expense to affiliates	5		8		—		—	(a)
Professional fees	38		67		38		48
Trustees’ and Chief Compliance Officer’s fees	5		21		—	(a)	12
Printing and mailing costs	19		191		6		13
Registration and filing fees	56		114		62		18
Transfer agent fees	85		1,470		22		29
Offering costs	—		—		—		13
Other	8		16		4		3

Total expenses	6,402		21,426		907		6,485

Less amounts waived	(530)		(1,213)		(261)		(2,669)

Net expenses	5,872		20,213		646		3,816

Net investment income (loss)	3,313		6,328		2,090		24,376

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(33,852)		25,005		(97)		11,485
Futures	—		—		19		15,353
Foreign currency transactions	(360)		760		(742)		902

Net realized gain (loss)	(34,212)		25,765		(820)		27,740

Distributions of capital gains received from investment company affiliates	—	(a)	1		—	(a)	1
Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	(14,175	)(b)	(116,373	)(b)	2,924		117,596
Futures	—		—		—		(1,927)
Foreign currency translations	(55)		(409)		255		(1)

Change in net unrealized appreciation/depreciation	(14,230)		(116,782)		3,179		115,668

Net realized/unrealized gains (losses)	(48,442)		(91,016)		2,359		143,409

Change in net assets resulting from operations	$(45,129)		$(84,688)		$4,449		$167,785

(a)	Amount rounds to less than $1,000.
(b)	Net of India Capital Gains of approximately $(679,000) and $1,691,000 for Emerging Economies Fund and Emerging Markets Equity Fund, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

90	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2014

	International Equity Fund	International Equity Index Fund	International Opportunities Fund
INVESTMENT INCOME:
Interest income from affiliates	$— (a)	$— (a)	$— (a)
Dividend income from non-affiliates	33,000	7,847	28,664
Dividend income from affiliates	5	1	3
Foreign taxes withheld	(1,956)	(847)	(2,511)

Total investment income	31,049	7,001	26,156

EXPENSES:
Investment advisory fees	8,706	1,666	4,748
Administration fees	905	252	658
Distribution fees:
Class A	256	133	161
Class B	5	9	1
Class C	93	82	4
Class R2	3	4	—
Shareholder servicing fees:
Class A	256	133	161
Class B	2	3	— (a)
Class C	31	27	2
Class R2	2	2	—
Class R5	27	—	—
Institutional Class	—	—	31
Select Class	542	592	56
Custodian and accounting fees	208	183	157
Interest expense to affiliates	—	— (a)	— (a)
Professional fees	45	44	45
Trustees’ and Chief Compliance Officer’s fees	10	4	8
Printing and mailing costs	60	38	28
Registration and filing fees	67	43	60
Transfer agent fees	305	142	111
Other	20	9	9

Total expenses	11,543	3,366	6,240

Less amounts waived	(1,579)	(2,094)	(54)

Net expenses	9,964	1,272	6,186

Net investment income (loss)	21,085	5,729	19,970

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	22,630	2,882	33,517
Futures	—	801	(3,675)
Foreign currency transactions	(105)	(44)	(4,033)

Net realized gain (loss)	22,525	3,639	25,809

Distributions of capital gains received from investment company affiliates	1	— (a)	1
Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	19,166	20,843	3,719
Futures	—	(677)	—
Foreign currency translations	64	(20)	1,241

Change in net unrealized appreciation/depreciation	19,230	20,146	4,960

Net realized/unrealized gains (losses)	41,756	23,785	30,770

Change in net assets resulting from operations	$62,841	$29,514	$50,740

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2014	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	91

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED APRIL 30, 2014 (Unaudited) (continued)

(Amounts in thousands)

	International Unconstrained Equity Fund		International Value Fund	Intrepid International Fund
INVESTMENT INCOME:
Interest income from affiliates	$—		$— (a)	$—	(a)
Dividend income from non-affiliates	36		61,448	13,084
Dividend income from affiliates	—		6	1
Foreign taxes withheld	(4)		(4,867)	(961)

Total investment income	32		56,587	12,124

EXPENSES:
Investment advisory fees	17		10,041	2,861
Administration fees	2		1,392	297
Distribution fees:
Class A	—	(a)	393	83
Class B	—		9	—
Class C	1		105	5
Class R2	—	(a)	3	—	(a)
Shareholder servicing fees:
Class A	—	(a)	393	83
Class B	—		3	—
Class C	—	(a)	35	2
Class R2	—	(a)	2	—	(a)
Class R5	—	(a)	—	—
Institutional Class	—		1,240	316
Select Class	5		525	18
Custodian and accounting fees	28		328	116
Professional fees	35		59	41
Trustees’ and Chief Compliance Officer’s fees	—	(a)	16	3
Printing and mailing costs	5		192	14
Registration and filing fees	42		102	43
Transfer agent fees	5		1,758	68
Other	3		14	4

Total expenses	143		16,610	3,954

Less amounts waived	(19)		(87)	(564)
Less expense reimbursements	(101)		—	—

Net expenses	23		16,523	3,390

Net investment income (loss)	9		40,064	8,734

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	189		105,574	19,769
Futures	—		(9)	—
Foreign currency transactions	—	(a)	5,383	23

Net realized gain (loss)	189		110,948	19,792

Distributions of capital gains received from investment company affiliates	—		1	—	(a)
Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	(201)		(67,602)	3,526
Futures	—		(91)	—
Foreign currency translations	—	(a)	(2,173)	11

Change in net unrealized appreciation/depreciation	(201)		(69,866)	3,537

Net realized/unrealized gains (losses)	(12)		41,083	23,329

Change in net assets resulting from operations	$(3)		$81,147	$32,063

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

92	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2014

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Emerging Economies Fund		Emerging Markets Equity Fund
	Six Months Ended 4/30/2014 (Unaudited)	Year Ended 10/31/2013	Six Months Ended 4/30/2014 (Unaudited)	Year Ended 10/31/2013
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$3,313	$12,411	$6,328	$21,086
Net realized gain (loss)	(34,212)	(8,533)	25,765	(2,060)
Distributions of capital gains received from investment company affiliates	— (a)	—	1	—
Change in net unrealized appreciation/depreciation	(14,230)	42,201	(116,782)	113,989

Change in net assets resulting from operations	(45,129)	46,079	(84,688)	133,015

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(788)	(283)	(1,101)	(1,014)
Class B
From net investment income	—	—	—	(2)
Class C
From net investment income	(39)	(13)	—	(15)
Class R5
From net investment income	(10,129)	(4,485)	—	—
Institutional Class
From net investment income	—	—	(17,566)	(4,645)
Select Class
From net investment income	(3,202)	(1,651)	(1,422)	(7,568)

Total distributions to shareholders	(14,158)	(6,432)	(20,089)	(13,244)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	23,786	544,006	(631,284)	1,039,436

NET ASSETS:
Change in net assets	(35,501)	583,653	(736,061)	1,159,207
Beginning of period	1,029,586	445,933	3,411,693	2,252,486

End of period	$994,085	$1,029,586	$2,675,632	$3,411,693

Accumulated undistributed (distributions in excess of) net investment income	$1,570	$12,415	$6,392	$20,153

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2014	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	93

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Global Equity Income Fund		Global Research Enhanced Index Fund
	Six Months Ended 4/30/2014 (Unaudited)	Year Ended 10/31/2013	Six Months Ended 4/30/2014 (Unaudited)	Period Ended 10/31/2013 (a)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$2,090	$2,017	$24,376	$13,598
Net realized gain (loss)	(820)	1,432	27,740	7,876
Distributions of capital gains received from investment company affiliates	— (b)	—	1	—
Change in net unrealized appreciation/depreciation	3,179	9,975	115,668	161,710

Change in net assets resulting from operations	4,449	13,424	167,785	183,184

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(658)	(734)	(1)	—
From net realized gains	(419)	(33)	— (b)	—
Class C
From net investment income	(24)	(23)	— (b)	—
From net realized gains	(16)	(1)	(1)	—
Class R2
From net investment income	(5)	(12)	— (b)	—
From net realized gains	(4)	(1)	— (b)	—
Class R5
From net investment income	(8)	(15)	—	—
From net realized gains	(4)	(1)	—	—
Select Class
From net investment income	(607)	(1,109)	(20,542)	—
From net realized gains	(434)	(46)	(11,328)	—

Total distributions to shareholders	(2,179)	(1,975)	(31,872)	—

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	10,762	58,368	1,022,321	1,712,015

NET ASSETS:
Change in net assets	13,032	69,817	1,158,234	1,895,199
Beginning of period	107,684	37,867	1,895,199	—

End of period	$120,716	$107,684	$3,053,433	$1,895,199

Accumulated undistributed (distributions in excess of) net investment income	$849	$61	$18,151	$14,318

(a)	Commencement of operations was February 28, 2013.
(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

94	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2014

	International Equity Fund		International Equity Index Fund
	Six Months Ended 4/30/2014 (Unaudited)	Year Ended 10/31/2013	Six Months Ended 4/30/2014 (Unaudited)	Year Ended 10/31/2013
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$21,085	$24,931	$5,729	$10,753
Net realized gain (loss)	22,525	(952)	3,639	92,694
Distributions of capital gains received from investment company affiliates	1	—	— (a)	—
Change in net unrealized appreciation/depreciation	19,230	251,588	20,146	23,098

Change in net assets resulting from operations	62,841	275,567	29,514	126,545

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(1,055)	(1,844)	(2,006)	(2,307)
From net realized gains	—	—	(1,739)	—
Class B
From net investment income	(4)	(19)	(38)	(53)
From net realized gains	—	—	(46)	—
Class C
From net investment income	(84)	(216)	(316)	(289)
From net realized gains	—	—	(361)	—
Class R2
From net investment income	(5)	(9)	(31)	(19)
From net realized gains	—	—	(30)	—
Class R5
From net investment income	(739)	(1,634)	—	—
Class R6
From net investment income	(9,804)	(16,840)	—	—
Select Class
From net investment income	(2,454)	(4,056)	(9,519)	(11,791)
From net realized gains	—	—	(7,401)	—

Total distributions to shareholders	(14,145)	(24,618)	(21,487)	(14,459)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	388,761	677,970	28,707	(98,503)

NET ASSETS:
Change in net assets	437,457	928,919	36,734	13,583
Beginning of period	2,004,954	1,076,035	598,976	585,393

End of period	$2,442,411	$2,004,954	$635,710	$598,976

Accumulated undistributed (distributions in excess of) net investment income	$9,036	$2,096	$1,707	$7,888

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2014	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	95

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	International Opportunities Fund		International Unconstrained Equity Fund
	Six Months Ended 4/30/2014 (Unaudited)	Year Ended 10/31/2013	Six Months Ended 4/30/2014 (Unaudited)	Year Ended 10/31/2013
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$19,970	$23,984	$9	$44
Net realized gain (loss)	25,809	14,960	189	275
Distributions of capital gains received from investment company affiliates	1	—	—	—
Change in net unrealized appreciation/depreciation	4,960	206,684	(201)	465

Change in net assets resulting from operations	50,740	245,628	(3)	784

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(964)	(1,582)	(1)	— (a)
From net realized gains	—	—	(6)	(1)
Class B
From net investment income	—	(7)	—	—
Class C
From net investment income	(6)	(9)	(1)	— (a)
From net realized gains	—	—	(5)	(1)
Class R2
From net investment income	—	—	— (a)	— (a)
From net realized gains	—	—	(4)	(1)
Class R5
From net investment income	—	—	(1)	(1)
From net realized gains	—	—	(4)	(1)
Class R6
From net investment income	(14,924)	(17,272)	(1)	(1)
From net realized gains	—	—	(5)	(1)
Institutional Class
From net investment income	(670)	(1,013)	—	—
Select Class
From net investment income	(395)	(770)	(40)	(27)
From net realized gains	—	—	(250)	(65)

Total distributions to shareholders	(16,959)	(20,653)	(318)	(99)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	348,296	377,607	485	148

NET ASSETS:
Change in net assets	382,077	602,582	164	833
Beginning of period	1,437,767	835,185	4,296	3,463

End of period	$1,819,844	$1,437,767	$4,460	$4,296

Accumulated undistributed (distributions in excess of) net investment income	$15,035	$12,024	$9	$44

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

96	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2014

	International Value Fund		Intrepid International Fund
	Six Months Ended 4/30/2014 (Unaudited)	Year Ended 10/31/2013	Six Months Ended 4/30/2014 (Unaudited)	Year Ended 10/31/2013
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$40,064	$52,737	$8,734	$8,431
Net realized gain (loss)	110,948	122,199	19,792	11,427
Distributions of capital gains received from investment company affiliates	1	—	— (a)	—
Change in net unrealized appreciation/depreciation	(69,866)	452,404	3,537	91,063

Change in net assets resulting from operations	81,147	627,340	32,063	110,921

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(5,106)	(2,974)	(764)	(482)
Class B
From net investment income	(26)	(50)	—	—
Class C
From net investment income	(395)	(259)	(7)	(8)
Class R2
From net investment income	(18)	(20)	(1)	(1)
Class R6
From net investment income	(2,279)	(725)	—	—
Institutional Class
From net investment income	(53,459)	(17,591)	(9,080)	(5,812)
Select Class
From net investment income	(2,160)	(38,102)	(181)	(148)

Total distributions to shareholders	(63,443)	(59,721)	(10,033)	(6,451)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	671,206	241,482	127,290	207,180

NET ASSETS:
Change in net assets	688,910	809,101	149,320	311,650
Beginning of period	3,076,523	2,267,422	657,879	346,229

End of period	$3,765,433	$3,076,523	$807,199	$657,879

Accumulated undistributed (distributions in excess of) net investment income	$8,724	$32,103	$5,938	$7,237

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2014	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	97

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Emerging Economies Fund		Emerging Markets Equity Fund
	Six Months Ended 4/30/2014 (Unaudited)	Year Ended 10/31/2013	Six Months Ended 4/30/2014 (Unaudited)	Year Ended 10/31/2013
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$21,886	$57,902	$68,220	$200,902
Distributions reinvested	486	282	933	957
Cost of shares redeemed	(20,031)	(21,023)	(77,337)	(166,780)

Change in net assets resulting from Class A capital transactions	$2,341	$37,161	$(8,184)	$35,079

Class B
Proceeds from shares issued	$—	$—	$20	$145
Distributions reinvested	—	—	—	2
Cost of shares redeemed	—	—	(1,161)	(2,229)

Change in net assets resulting from Class B capital transactions	$—	$—	$(1,141)	$(2,082)

Class C
Proceeds from shares issued	$932	$3,668	$7,740	$22,299
Distributions reinvested	39	13	—	13
Cost of shares redeemed	(794)	(831)	(9,313)	(12,872)

Change in net assets resulting from Class C capital transactions	$177	$2,850	$(1,573)	$9,440

Class R5
Proceeds from shares issued	$97,752	$347,403	$—	$—
Distributions reinvested	10,129	4,485	—	—
Cost of shares redeemed	(101,208)	(33,394)	—	—

Change in net assets resulting from Class R5 capital transactions	$6,673	$318,494	$—	$—

Class R6 (a)
Proceeds from shares issued	$—	$—	$722,004	$—
Cost of shares redeemed	—	—	(35,733)	—

Change in net assets resulting from Class R6 capital transactions	$—	$—	$686,271	$—

Institutional Class
Proceeds from shares issued	$—	$—	$1,437,792	$615,869
Distributions reinvested	—	—	14,367	3,816
Cost of shares redeemed	—	—	(1,504,514)	(174,724)

Change in net assets resulting from Institutional Class capital transactions	$—	$—	$(52,355)	$444,961

Select Class
Proceeds from shares issued	$44,781	$195,678	$112,025	$1,137,145
Distributions reinvested	3,170	149	1,240	5,164
Cost of shares redeemed	(33,356)	(10,326)	(1,367,567)	(590,271)

Change in net assets resulting from Select Class capital transactions	$14,595	$185,501	$(1,254,302)	$552,038

Total change in net assets resulting from capital transactions	$23,786	$544,006	$(631,284)	$1,039,436

(a)	Commencement of offering of class of shares effective December 23, 2013 for Emerging Markets Equity Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

98	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2014

	Emerging Economies Fund		Emerging Markets Equity Fund
	Six Months Ended 4/30/2014 (Unaudited)	Year Ended 10/31/2013	Six Months Ended 4/30/2014 (Unaudited)	Year Ended 10/31/2013
SHARE TRANSACTIONS:
Class A
Issued	1,711	4,298	3,135	8,879
Reinvested	37	20	43	41
Redeemed	(1,594)	(1,564)	(3,645)	(7,504)

Change in Class A Shares	154	2,754	(467)	1,416

Class B
Issued	—	—	1	6
Reinvested	—	—	—	— (a)
Redeemed	—	—	(53)	(101)

Change in Class B Shares	—	—	(52)	(95)

Class C
Issued	73	277	365	1,012
Reinvested	3	1	—	1
Redeemed	(63)	(63)	(442)	(590)

Change in Class C Shares	13	215	(77)	423

Class R5
Issued	7,532	25,974	—	—
Reinvested	781	328	—	—
Redeemed	(7,940)	(2,509)	—	—

Change in Class R5 Shares	373	23,793	—	—

Class R6 (b)
Issued	—	—	33,477	—
Redeemed	—	—	(1,612)	—

Change in Class R6 Shares	—	—	31,865	—

Institutional Class
Issued	—	—	63,272	26,863
Reinvested	—	—	642	160
Redeemed	—	—	(69,770)	(7,462)

Change in Institutional Class Shares	—	—	(5,856)	19,561

Select Class
Issued	3,615	14,733	5,053	49,291
Reinvested	245	11	56	218
Redeemed	(2,535)	(804)	(60,762)	(26,170)

Change in Select Class Shares	1,325	13,940	(55,653)	23,339

(a)	Amount rounds to less than 1,000 shares.
(b)	Commencement of offering of class of shares effective December 23, 2013 for Emerging Markets Equity Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2014	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	99

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Global Equity Income Fund		Global Research Enhanced Index Fund
	Six Months Ended 4/30/2014 (Unaudited)	Year Ended 10/31/2013	Six Months Ended 4/30/2014 (Unaudited)		Period Ended 10/31/2013 (a)
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$21,649	$41,913	$—		$50
Distributions reinvested	639	294	1		—
Cost of shares redeemed	(7,269)	(6,671)	—		—

Change in net assets resulting from Class A capital transactions	$15,019	$35,536	$1		$50

Class C
Proceeds from shares issued	$1,080	$1,304	$—		$50
Distributions reinvested	40	24	1		—
Cost of shares redeemed	(88)	(202)	—		—

Change in net assets resulting from Class C capital transactions	$1,032	$1,126	$1		$50

Class R2
Proceeds from shares issued	$—	$—	$—		$50
Distributions reinvested	9	13	—	(b)	—

Change in net assets resulting from Class R2 capital transactions	$9	$13	$—	(b)	$50

Class R5
Proceeds from shares issued	$—	$—	$—		$—
Distributions reinvested	12	16	—		—

Change in net assets resulting from Class R5 capital transactions	$12	$16	$—		$—

Select Class
Proceeds from shares issued	$12,492	$23,134	$1,109,164		$1,763,157
Distributions reinvested	849	935	5,200		—
Cost of shares redeemed	(18,651)	(2,392)	(92,045)		(51,292)

Change in net assets resulting from Select Class capital transactions	$(5,310)	$21,677	$1,022,319		$1,711,865

Total change in net assets resulting from capital transactions	$10,762	$58,368	$1,022,321		$1,712,015

(a)	Commencement of operations was February 28, 2013.
(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

100	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2014

	Global Equity Income Fund		Global Research Enhanced Index Fund
	Six Months Ended 4/30/2014 (Unaudited)	Year Ended 10/31/2013	Six Months Ended 4/30/2014 (Unaudited)		Period Ended 10/31/2013 (a)
SHARE TRANSACTIONS:
Class A
Issued	1,308	2,719	—		3
Reinvested	39	19	—	(b)	—
Redeemed	(438)	(429)	—		—

Change in Class A Shares	909	2,309	—	(b)	3

Class C
Issued	66	83	—		3
Reinvested	2	2	—	(b)	—
Redeemed	(6)	(13)	—		—

Change in Class C Shares	62	72	—	(b)	3

Class R2
Issued	—	—	—		3
Reinvested	1	— (b)	—	(b)	—

Change in Class R2 Shares	1	— (b)	—	(b)	3

Class R5
Reinvested	1	1	—		—

Change in Class R5 Shares	1	1	—		—

Select Class
Issued	757	1,481	63,114		112,224
Reinvested	51	61	299		—
Redeemed	(1,138)	(150)	(5,222)		(3,099)

Change in Select Class Shares	(330)	1,392	58,191		109,125

(a)	Commencement of operations was February 28, 2013.
(b)	Amount rounds to less than 1,000 shares.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2014	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	101

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	International Equity Fund		International Equity Index Fund
	Six Months Ended 4/30/2014 (Unaudited)	Year Ended 10/31/2013	Six Months Ended 4/30/2014 (Unaudited)	Year Ended 10/31/2013
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$59,832	$105,812	$11,356	$26,970
Distributions reinvested	655	1,255	3,637	2,228
Cost of shares redeemed	(26,773)	(40,285)	(17,078)	(37,925)

Change in net assets resulting from Class A capital transactions	$33,714	$66,782	$(2,085)	$(8,727)

Class B
Proceeds from shares issued	$4	$21	$27	$11
Distributions reinvested	3	15	83	51
Cost of shares redeemed	(470)	(833)	(599)	(959)

Change in net assets resulting from Class B capital transactions	$(463)	$(797)	$(489)	$(897)

Class C
Proceeds from shares issued	$5,375	$6,897	$2,798	$6,413
Distributions reinvested	64	149	650	280
Cost of shares redeemed	(2,870)	(4,742)	(2,600)	(5,069)

Change in net assets resulting from Class C capital transactions	$2,569	$2,304	$848	$1,624

Class R2
Proceeds from shares issued	$186	$1,194	$501	$1,192
Distributions reinvested	3	5	18	4
Cost of shares redeemed	(152)	(834)	(515)	(310)

Change in net assets resulting from Class R2 capital transactions	$37	$365	$4	$886

Class R5
Proceeds from shares issued	$15,168	$37,375	$—	$—
Distributions reinvested	739	1,634	—	—
Cost of shares redeemed	(5,322)	(11,484)	—	—

Change in net assets resulting from Class R5 capital transactions	$10,585	$27,525	$—	$—

Class R6
Proceeds from shares issued	$352,000	$408,248	$—	$—
Subscriptions in-kind (See Note 8)	—	47,211	—	—
Distributions reinvested	9,804	16,840	—	—
Cost of shares redeemed	(27,755)	(64,207)	—	—

Change in net assets resulting from Class R6 capital transactions	$334,049	$408,092	$—	$—

Select Class
Proceeds from shares issued	$44,584	$235,602	$37,800	$178,267
Distributions reinvested	2,201	2,411	14,567	1,263
Cost of shares redeemed	(38,515)	(64,314)	(21,938)	(270,919)

Change in net assets resulting from Select Class capital transactions	$8,270	$173,699	$30,429	$(91,389)

Total change in net assets resulting from capital transactions	$388,761	$677,970	$28,707	$(98,503)

SEE NOTES TO FINANCIAL STATEMENTS.

102	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2014

	International Equity Fund		International Equity Index Fund
	Six Months Ended 4/30/2014 (Unaudited)	Year Ended 10/31/2013	Six Months Ended 4/30/2014 (Unaudited)	Year Ended 10/31/2013
SHARE TRANSACTIONS:
Class A
Issued	3,765	7,127	546	1,430
Reinvested	41	88	179	125
Redeemed	(1,687)	(2,725)	(824)	(2,032)

Change in Class A Shares	2,119	4,490	(99)	(477)

Class B
Issued	— (a)	1	2	1
Reinvested	— (a)	1	4	3
Redeemed	(30)	(58)	(31)	(56)

Change in Class B Shares	(30)	(56)	(25)	(52)

Class C
Issued	356	487	139	347
Reinvested	4	11	33	16
Redeemed	(190)	(341)	(129)	(277)

Change in Class C Shares	170	157	43	86

Class R2
Issued	12	80	24	65
Reinvested	— (a)	— (a)	1	— (a)
Redeemed	(10)	(56)	(25)	(17)

Change in Class R2 Shares	2	24	— (a)	48

Class R5
Issued	952	2,576	—	—
Reinvested	46	113	—	—
Redeemed	(331)	(774)	—	—

Change in Class R5 Shares	667	1,915	—	—

Class R6
Issued	21,924	27,104	—	—
Subscriptions in-kind (See Note 8)	—	3,203	—	—
Reinvested	608	1,159	—	—
Redeemed	(1,713)	(4,564)	—	—

Change in Class R6 Shares	20,819	26,902	—	—

Select Class
Issued	2,780	15,550	1,835	9,085
Reinvested	136	166	712	71
Redeemed	(2,408)	(4,340)	(1,051)	(14,437)

Change in Select Class Shares	508	11,376	1,496	(5,281)

(a)	Amount rounds to less than 1,000 shares.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2014	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	103

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	International Opportunities Fund		International Unconstrained Equity Fund
	Six Months Ended 4/30/2014 (Unaudited)	Year Ended 10/31/2013	Six Months Ended 4/30/2014 (Unaudited)		Year Ended 10/31/2013
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$36,808	$59,075	$81		$15
Distributions reinvested	470	1,575	7		1
Cost of shares redeemed	(18,736)	(23,430)	(15)		—

Change in net assets resulting from Class A capital transactions	$18,542	$37,220	$73		$16

Class B
Proceeds from shares issued	$10	$135	$—		$—
Distributions reinvested	—	6	—		—
Cost of shares redeemed	(259)	(216)	—		—

Change in net assets resulting from Class B capital transactions	$(249)	$(75)	$—		$—

Class C
Proceeds from shares issued	$576	$530	$63		$5
Distributions reinvested	5	7	5		1
Cost of shares redeemed	(220)	(109)	—	(a)	—

Change in net assets resulting from Class C capital transactions	$361	$428	$68		$6

Class R2
Proceeds from shares issued	$—	$—	$—	(a)	$—
Distributions reinvested	—	—	4		1

Change in net assets resulting from Class R2 capital transactions	$—	$—	$4		$1

Class R5
Proceeds from shares issued	$—	$—	$—	(a)	$—
Distributions reinvested	—	—	5		2

Change in net assets resulting from Class R5 capital transactions	$—	$—	$5		$2

Class R6
Proceeds from shares issued	$326,425	$376,122	$—	(a)	$—
Distributions reinvested	14,924	17,272	6		2
Cost of shares redeemed	(16,776)	(67,810)	—		—

Change in net assets resulting from Class R6 capital transactions	$324,573	$325,584	$6		$2

Institutional Class
Proceeds from shares issued	$11,077	$20,744	$—		$—
Distributions reinvested	435	699	—		—
Cost of shares redeemed	(7,268)	(13,670)	—		—

Change in net assets resulting from Institutional Class capital transactions	$4,244	$7,773	$—		$—

Select Class
Proceeds from shares issued	$9,286	$12,030	$41		$29
Distributions reinvested	325	549	290		92
Cost of shares redeemed	(8,786)	(5,902)	(2)		—

Change in net assets resulting from Select Class capital transactions	$825	$6,677	$329		$121

Total change in net assets resulting from capital transactions	$348,296	$377,607	$485		$148

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

104	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2014

	International Opportunities Fund		International Unconstrained Equity Fund
	Six Months Ended 4/30/2014 (Unaudited)	Year Ended 10/31/2013	Six Months Ended 4/30/2014 (Unaudited)		Year Ended 10/31/2013
SHARE TRANSACTIONS:
Class A
Issued	2,431	4,282	4		1
Reinvested	31	122	1		—	(a)
Redeemed	(1,241)	(1,702)	(1)		—

Change in Class A Shares	1,221	2,702	4		1

Class B
Issued	1	10	—		—
Reinvested	—	— (a)	—		—
Redeemed	(17)	(15)	—		—

Change in Class B Shares	(16)	(5)	—		—

Class C
Issued	39	37	3		1
Reinvested	1	1	—	(a)	—	(a)
Redeemed	(15)	(8)	—	(a)	—

Change in Class C Shares	25	30	3		1

Class R2
Reinvested	—	—	—	(a)	—	(a)

Change in Class R2 Shares	—	—	—	(a)	—	(a)

Class R5
Reinvested	—	—	—	(a)	—	(a)

Change in Class R5 Shares	—	—	—	(a)	—	(a)

Class R6
Issued	21,228	26,629	—		—
Reinvested	972	1,310	—	(a)	—	(a)
Redeemed	(1,077)	(5,104)	—		—

Change in Class R6 Shares	21,123	22,835	—	(a)	—	(a)

Institutional Class
Issued	717	1,473	—		—
Reinvested	28	53	—		—
Redeemed	(467)	(927)	—		—

Change in Institutional Class Shares	278	599	—		—

Select Class
Issued	604	859	1		2
Reinvested	21	42	16		5
Redeemed	(564)	(433)	—	(a)	—

Change in Select Class Shares	61	468	17		7

(a)	Amount rounds to less than 1,000 shares.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2014	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	105

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	International Value Fund		Intrepid International Fund
	Six Months Ended 4/30/2014 (Unaudited)	Year Ended 10/31/2013	Six Months Ended 4/30/2014 (Unaudited)	Year Ended 10/31/2013
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$233,345	$112,329	$16,975	$32,402
Distributions reinvested	4,863	2,655	357	466
Cost of shares redeemed	(28,299)	(52,869)	(5,880)	(14,316)

Change in net assets resulting from Class A capital transactions	$209,909	$62,115	$11,452	$18,552

Class B
Proceeds from shares issued	$44	$45	$—	$—
Distributions reinvested	22	44	—	—
Cost of shares redeemed	(372)	(1,120)	—	—

Change in net assets resulting from Class B capital transactions	$(306)	$(1,031)	$—	$—

Class C
Proceeds from shares issued	$12,527	$9,020	$269	$238
Distributions reinvested	310	184	6	7
Cost of shares redeemed	(3,011)	(4,410)	(77)	(208)

Change in net assets resulting from Class C capital transactions	$9,826	$4,794	$198	$37

Class R2
Proceeds from shares issued	$650	$612	$6	$— (a)
Distributions reinvested	9	8	1	1
Cost of shares redeemed	(172)	(490)	— (a)	(4)

Change in net assets resulting from Class R2 capital transactions	$487	$130	$7	$(3)

Class R6
Proceeds from shares issued	$224	$68,474	$—	$—
Distributions reinvested	36	2	—	—
Cost of shares redeemed	(28,635)	(292)	—	—

Change in net assets resulting from Class R6 capital transactions	$(28,375)	$68,184	$—	$—

Institutional Class
Proceeds from shares issued	$2,015,971	$495,944	$119,429	$198,991
Distributions reinvested	35,770	14,688	8,462	5,184
Cost of shares redeemed	(223,810)	(243,260)	(14,013)	(17,590)

Change in net assets resulting from Institutional Class capital transactions	$1,827,931	$267,372	$113,878	$186,585

Select Class
Proceeds from shares issued	$92,547	$778,419	$2,925	$4,584
Distributions reinvested	992	22,937	78	41
Cost of shares redeemed	(1,441,805)	(961,438)	(1,248)	(2,616)

Change in net assets resulting from Select Class capital transactions	$(1,348,266)	$(160,082)	$1,755	$2,009

Total change in net assets resulting from capital transactions	$671,206	$241,482	$127,290	$207,180

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

106	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2014

	International Value Fund		Intrepid International Fund
	Six Months Ended 4/30/2014 (Unaudited)	Year Ended 10/31/2013	Six Months Ended 4/30/2014 (Unaudited)		Year Ended 10/31/2013
SHARE TRANSACTIONS:
Class A
Issued	15,806	8,194	851		1,795
Reinvested	330	210	18		28
Redeemed	(1,918)	(3,928)	(295)		(812)

Change in Class A Shares	14,218	4,476	574		1,011

Class B
Issued	4	4	—		—
Reinvested	1	3	—		—
Redeemed	(25)	(85)	—		—

Change in Class B Shares	(20)	(78)	—		—

Class C
Issued	869	666	13		12
Reinvested	22	15	—	(a)	1
Redeemed	(210)	(337)	(4)		(11)

Change in Class C Shares	681	344	9		2

Class R2
Issued	45	46	—	(a)	—	(a)
Reinvested	1	1	—	(a)	—	(a)
Redeemed	(12)	(36)	—	(a)	—	(a)

Change in Class R2 Shares	34	11	—	(a)	—	(a)

Class R6
Issued	14	4,945	—		—
Reinvested	2	— (a)	—		—
Redeemed	(1,894)	(21)	—		—

Change in Class R6 Shares	(1,878)	4,924	—		—

Institutional Class
Issued	132,434	35,943	5,890		10,861
Reinvested	2,393	1,146	420		306
Redeemed	(14,893)	(17,638)	(674)		(1,063)

Change in Institutional Class Shares	119,934	19,451	5,636		10,104

Select Class
Issued	6,150	57,568	141		248
Reinvested	66	1,797	4		2
Redeemed	(94,672)	(70,321)	(60)		(146)

Change in Select Class Shares	(88,456)	(10,956)	85		104

(a)	Amount rounds to less than 1,000 shares.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2014	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	107

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Redemption fees
Emerging Economies Fund
Class A
Six Months Ended April 30, 2014 (Unaudited)	$13.63	$0.02	(f)	$(0.64)	$(0.62)	$(0.15)	$—
Year Ended October 31, 2013	12.88	0.19	(f)	0.67	0.86	(0.11)	—
Year Ended October 31, 2012	12.65	0.17	(f)	0.21	0.38	(0.15)	—
Year Ended October 31, 2011	13.91	0.20	(f)	(1.44)	(1.24)	(0.02)	—	(g)
Year Ended October 31, 2010	10.47	0.11	(f)	3.60	3.71	(0.27)	—
Year Ended October 31, 2009	7.14	0.18		3.42	3.60	(0.27)	—

Class C
Six Months Ended April 30, 2014 (Unaudited)	13.44	(0.01	)(f)	(0.64)	(0.65)	(0.10)	—
Year Ended October 31, 2013	12.72	0.13	(f)	0.66	0.79	(0.07)	—
Year Ended October 31, 2012	12.58	0.15	(f)	0.15	0.30	(0.16)	—
Year Ended October 31, 2011	13.87	0.08	(f)	(1.37)	(1.29)	—	—	(g)
Year Ended October 31, 2010	10.46	0.05	(f)	3.59	3.64	(0.23)	—
Year Ended October 31, 2009	7.11	0.14		3.43	3.57	(0.22)	—

Class R5
Six Months Ended April 30, 2014 (Unaudited)	13.71	0.05	(f)	(0.64)	(0.59)	(0.20)	—
Year Ended October 31, 2013	12.94	0.25	(f)	0.68	0.93	(0.16)	—
Year Ended October 31, 2012	12.71	0.25	(f)	0.18	0.43	(0.20)	—
Year Ended October 31, 2011	13.93	0.30	(f)	(1.47)	(1.17)	(0.05)	—	(g)
Year Ended October 31, 2010	10.48	0.17	(f)	3.59	3.76	(0.31)	—
Year Ended October 31, 2009	7.16	0.22		3.41	3.63	(0.31)	—

Select Class
Six Months Ended April 30, 2014 (Unaudited)	13.67	0.04	(f)	(0.65)	(0.61)	(0.18)	—
Year Ended October 31, 2013	12.91	0.21	(f)	0.70	0.91	(0.15)	—
Year Ended October 31, 2012	12.68	0.22	(f)	0.18	0.40	(0.17)	—
Year Ended October 31, 2011	13.92	0.25	(f)	(1.45)	(1.20)	(0.04)	—	(g)
Year Ended October 31, 2010	10.48	0.14	(f)	3.59	3.73	(0.29)	—
Year Ended October 31, 2009	7.15	0.20		3.42	3.62	(0.29)	—

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes interest expense, if applicable, which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

108	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2014

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate (b)(e)

$12.86	(4.57)%	$67,714	1.60%	0.32%	1.72%	42%
13.63	6.67	69,690	1.60	1.45	1.72	43
12.88	3.15	30,356	1.65	1.37	1.76	72
12.65	(8.93)	43,519	1.75	1.50	1.75	84
13.91	36.12	49	1.85	0.96	3.99	156
10.47	52.59	36	1.85	2.27	5.59	141

12.69	(4.85)	4,971	2.10	(0.17)	2.21	42
13.44	6.25	5,089	2.10	1.02	2.22	43
12.72	2.54	2,088	2.12	1.21	2.27	72
12.58	(9.30)	516	2.28	0.57	2.32	84
13.87	35.33	49	2.35	0.46	4.49	156
10.46	51.98	36	2.35	1.77	6.08	141

12.92	(4.34)	642,516	1.15	0.79	1.26	42
13.71	7.21	676,985	1.15	1.84	1.27	43
12.94	3.53	331,032	1.19	1.99	1.31	72
12.71	(8.45)	228,411	1.31	2.14	1.32	84
13.93	36.66	50	1.40	1.41	3.54	156
10.48	53.31	37	1.40	2.72	5.13	141

12.88	(4.50)	278,884	1.35	0.59	1.46	42
13.67	7.04	277,822	1.35	1.61	1.47	43
12.91	3.34	82,457	1.39	1.70	1.51	72
12.68	(8.65)	73,787	1.52	1.76	1.55	84
13.92	36.35	7,313	1.60	1.21	3.74	156
10.48	53.07	5,360	1.60	2.52	5.33	141

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2014	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	109

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Redemption fees
Emerging Markets Equity Fund
Class A
Six Months Ended April 30, 2014 (Unaudited)	$23.05	$0.02	(f)	$(0.21)	$(0.19)	$(0.08)	$—
Year Ended October 31, 2013	22.01	0.10	(f)	1.02	1.12	(0.08)	—
Year Ended October 31, 2012	21.09	0.07	(f)	0.85	0.92	—	—
Year Ended October 31, 2011	23.45	0.06	(f)	(2.33)	(2.27)	(0.09)	—	(g)
Year Ended October 31, 2010	18.79	(0.01	)(f)	4.71	4.70	(0.04)	—	(g)
Year Ended October 31, 2009	12.66	0.07	(f)	6.31	6.38	(0.25)	—	(g)

Class B
Six Months Ended April 30, 2014 (Unaudited)	22.57	(0.04	)(f)	(0.20)	(0.24)	—	—
Year Ended October 31, 2013	21.59	(0.04	)(f)	1.03	0.99	(0.01)	—
Year Ended October 31, 2012	20.80	(0.05	)(f)	0.84	0.79	—	—
Year Ended October 31, 2011	23.15	(0.07	)(f)	(2.28)	(2.35)	—	—	(g)
Year Ended October 31, 2010	18.60	(0.12	)(f)	4.67	4.55	—	—	(g)
Year Ended October 31, 2009	12.46	—	(f)(g)	6.25	6.25	(0.11)	—	(g)

Class C
Six Months Ended April 30, 2014 (Unaudited)	22.41	(0.03	)(f)	(0.21)	(0.24)	—	—
Year Ended October 31, 2013	21.44	(0.01	)(f)	0.99	0.98	(0.01)	—
Year Ended October 31, 2012	20.65	(0.04	)(f)	0.83	0.79	—	—
Year Ended October 31, 2011	23.01	(0.05	)(f)	(2.29)	(2.34)	(0.02)	—	(g)
Year Ended October 31, 2010	18.49	(0.11	)(f)	4.63	4.52	—	—	(g)
Year Ended October 31, 2009	12.42	(0.01	)(f)	6.23	6.22	(0.15)	—	(g)

Class R6
December 23, 2013 (h) through April 30, 2014 (Unaudited)	22.47	0.20	(f)	0.74 (i)	0.94	—	—

Institutional Class
Six Months Ended April 30, 2014 (Unaudited)	23.73	0.02	(f)	(0.17)	(0.15)	(0.18)	—
Year Ended October 31, 2013	22.65	0.20	(f)	1.04	1.24	(0.16)	—
Year Ended October 31, 2012	21.66	0.16	(f)	0.87	1.03	(0.04)	—
Year Ended October 31, 2011	24.04	0.16	(f)	(2.40)	(2.24)	(0.14)	—	(g)
Year Ended October 31, 2010	19.23	0.08	(f)	4.82	4.90	(0.09)	—	(g)
Year Ended October 31, 2009	12.97	0.14	(f)	6.45	6.59	(0.33)	—	(g)

Select Class
Six Months Ended April 30, 2014 (Unaudited)	23.47	0.03	(f)	(0.20)	(0.17)	(0.05)	—
Year Ended October 31, 2013	22.40	0.17	(f)	1.03	1.20	(0.13)	—
Year Ended October 31, 2012	21.42	0.13	(f)	0.86	0.99	(0.01)	—
Year Ended October 31, 2011	23.80	0.13	(f)	(2.38)	(2.25)	(0.13)	—	(g)
Year Ended October 31, 2010	19.04	0.05	(f)	4.77	4.82	(0.06)	—	(g)
Year Ended October 31, 2009	12.84	0.11	(f)	6.39	6.50	(0.30)	—	(g)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes interest expense, if applicable, which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Amount rounds to less than $0.01.
(h)	Commencement of offering of class of shares.
(i)	Calculation of the net realized and unrealized gains (losses) per share do not correlate with the Fund’s net realized and unrealized gains (losses) presented in the Statements of Operations due to the timing of capital transactions in relation to the fluctuating market values of the Fund’s investments.

SEE NOTES TO FINANCIAL STATEMENTS.

110	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2014

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate (b)(e)

$22.78	(0.83)%	$312,724	1.70%	0.22%	1.79%	17%
23.05	5.08	327,090	1.76	0.46	1.79	34
22.01	4.36	281,194	1.82	0.33	1.82	20
21.09	(9.73)	265,458	1.79	0.28	1.80	9
23.45	25.08	253,037	1.82	(0.03)	1.83	14
18.79	51.49	121,638	1.85	0.45	1.85	10

22.33	(1.06)	3,009	2.20	(0.36)	2.28	17
22.57	4.57	4,245	2.26	(0.18)	2.29	34
21.59	3.80	6,100	2.32	(0.23)	2.32	20
20.80	(10.15)	7,572	2.29	(0.32)	2.30	9
23.15	24.46	10,812	2.31	(0.58)	2.32	14
18.60	50.70	10,535	2.36	(0.02)	2.37	10

22.17	(1.07)	53,822	2.20	(0.25)	2.28	17
22.41	4.56	56,119	2.26	(0.06)	2.29	34
21.44	3.83	44,643	2.32	(0.17)	2.32	20
20.65	(10.18)	43,437	2.29	(0.23)	2.30	9
23.01	24.45	40,757	2.32	(0.52)	2.33	14
18.49	50.72	19,803	2.35	(0.06)	2.35	10

23.41	4.18	745,915	1.20	2.54	1.31	17

23.40	(0.62)	970,923	1.30	0.22	1.38	17
23.73	5.47	1,123,600	1.36	0.88	1.39	34
22.65	4.80	629,223	1.41	0.73	1.42	20
21.66	(9.37)	596,147	1.38	0.68	1.41	9
24.04	25.55	513,904	1.40	0.37	1.43	14
19.23	52.20	325,849	1.43	0.93	1.46	10

23.25	(0.71)	589,239	1.45	0.25	1.53	17
23.47	5.34	1,900,639	1.51	0.74	1.54	34
22.40	4.65	1,291,326	1.57	0.60	1.57	20
21.42	(9.51)	1,251,152	1.55	0.56	1.56	9
23.80	25.38	925,631	1.57	0.23	1.58	14
19.04	51.88	330,903	1.61	0.73	1.62	10

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2014	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	111

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Global Equity Income Fund
Class A
Six Months Ended April 30, 2014 (Unaudited)	$16.67	$0.30	(f)	$0.34	$0.64	$(0.18)	$(0.13)	$(0.31)
Year Ended October 31, 2013	14.12	0.43	(f)	2.55	2.98	(0.41)	(0.02)	(0.43)
Year Ended October 31, 2012	13.37	0.31	(f)	0.88	1.19	(0.44)	—	(0.44)
February 28, 2011 (g) through October 31, 2011	15.00	0.33	(f)	(1.64)	(1.31)	(0.32)	—	(0.32)

Class C
Six Months Ended April 30, 2014 (Unaudited)	16.63	0.26	(f)	0.34	0.60	(0.15)	(0.13)	(0.28)
Year Ended October 31, 2013	14.11	0.34	(f)	2.55	2.89	(0.35)	(0.02)	(0.37)
Year Ended October 31, 2012	13.35	0.36	(f)	0.77	1.13	(0.37)	—	(0.37)
February 28, 2011 (g) through October 31, 2011	15.00	0.30	(f)	(1.66)	(1.36)	(0.29)	—	(0.29)

Class R2
Six Months Ended April 30, 2014 (Unaudited)	16.67	0.27	(f)	0.34	0.61	(0.16)	(0.13)	(0.29)
Year Ended October 31, 2013	14.12	0.40	(f)	2.54	2.94	(0.37)	(0.02)	(0.39)
Year Ended October 31, 2012	13.36	0.40	(f)	0.76	1.16	(0.40)	—	(0.40)
February 28, 2011 (g) through October 31, 2011	15.00	0.32	(f)	(1.66)	(1.34)	(0.30)	—	(0.30)

Class R5
Six Months Ended April 30, 2014 (Unaudited)	16.72	0.33	(f)	0.35	0.68	(0.22)	(0.13)	(0.35)
Year Ended October 31, 2013	14.15	0.51	(f)	2.54	3.05	(0.46)	(0.02)	(0.48)
Year Ended October 31, 2012	13.38	0.50	(f)	0.76	1.26	(0.49)	—	(0.49)
February 28, 2011 (g) through October 31, 2011	15.00	0.38	(f)	(1.65)	(1.27)	(0.35)	—	(0.35)

Select Class
Six Months Ended April 30, 2014 (Unaudited)	16.71	0.31	(f)	0.35	0.66	(0.20)	(0.13)	(0.33)
Year Ended October 31, 2013	14.14	0.47	(f)	2.55	3.02	(0.43)	—	(0.45)
Year Ended October 31, 2012	13.37	0.47	(f)	0.76	1.23	(0.46)	—	(0.46)
February 28, 2011 (g) through October 31, 2011	15.00	0.37	(f)	(1.66)	(1.29)	(0.34)	—	(0.34)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes interest expense, if applicable, which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Commencement of operations.
(h)	Ratios are disproportionate between classes due to the size of net assets and fixed expenses.
(i)	Certain non-recurring expenses incurred by the Fund were not annualized for the period ended October 31, 2011.

SEE NOTES TO FINANCIAL STATEMENTS.

112	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2014

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)		Expenses without waivers and reimbursements		Portfolio turnover rate (b)(e)

$17.00	3.91%	$65,526	1.25%		3.67%		1.71%		40%
16.67	21.40	49,118	1.24		2.77		1.82		63
14.12	9.09	9,003	1.25		2.21		2.31		52
13.37	(8.77)	127	1.25	(h)	3.53	(h)	10.16	(h)(i)	40

16.95	3.66	3,055	1.75		3.23		2.21		40
16.63	20.74	1,957	1.74		2.16		2.32		63
14.11	8.66	646	1.75		2.69		2.95		52
13.35	(9.12)	60	1.75	(h)	3.17	(h)	10.82	(h)(i)	40

16.99	3.71	579	1.50		3.33		1.95		40
16.67	21.12	558	1.49		2.60		2.11		63
14.12	8.87	461	1.50		2.95		2.70		52
13.36	(8.97)	45	1.50	(h)	3.36	(h)	10.72	(h)(i)	40

17.05	4.11	590	0.80		4.03		1.25		40
16.72	21.94	566	0.79		3.31		1.41		63
14.15	9.62	465	0.80		3.65		2.00		52
13.38	(8.52)	46	0.80	(h)	4.05	(h)	10.05	(h)(i)	40

17.04	4.00	50,966	1.00		3.71		1.45		40
16.71	21.73	55,485	0.99		3.04		1.59		63
14.14	9.43	27,292	1.00		3.44		2.20		52
13.37	(8.68)	2,666	1.00	(h)	3.85	(h)	10.23	(h)(i)	40

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2014	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	113

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Global Research Enhanced Index Fund
Class A
Six Months Ended April 30, 2014 (Unaudited)	$17.33	$0.15	(f)	$1.00	$1.15	$(0.15)	$(0.10)	$(0.25)
February 28, 2013 (g) through October 31, 2013	15.00	0.19	(f)	2.14	2.33	—	—	—

Class C
Six Months Ended April 30, 2014 (Unaudited)	17.28	0.11	(f)	0.98	1.09	(0.08)	(0.10)	(0.18)
February 28, 2013 (g) through October 31, 2013	15.00	0.14	(f)	2.14	2.28	—	—	—

Class R2
Six Months Ended April 30, 2014 (Unaudited)	17.30	0.13	(f)	1.00	1.13	(0.12)	(0.10)	(0.22)
February 28, 2013 (g) through October 31, 2013	15.00	0.17	(f)	2.13	2.30	—	—	—

Select Class
Six Months Ended April 30, 2014 (Unaudited)	17.37	0.19	(f)	0.97	1.16	(0.18)	(0.10)	(0.28)
February 28, 2013 (g) through October 31, 2013	15.00	0.19	(f)	2.18	2.37	—	—	—

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes interest expense, if applicable, which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Commencement of operations.
(h)	Certain non-recurring expenses incurred by the Fund were not annualized for the period ended October 31, 2013 and for the six months ended April 30, 2014.
(i)	Ratios are disproportionate between classes due to the size of net assets and fixed expenses.

SEE NOTES TO FINANCIAL STATEMENTS.

114	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2014

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)		Expenses without waivers and reimbursements		Portfolio turnover rate (b)(e)

$18.23	6.73%	$62	0.58	%(h)	1.74	%(h)	0.81	%(h)	22%
17.33	15.53	58	0.58	(h)	1.79	(h)	1.62	(h)(i)	25

18.19	6.40	61	1.08	(h)	1.24	(h)	1.31	(h)	22
17.28	15.20	58	1.08	(h)	1.29	(h)	2.12	(h)(i)	25

18.21	6.60	61	0.83	(h)	1.49	(h)	1.06	(h)	22
17.30	15.33	58	0.83	(h)	1.54	(h)	1.87	(h)(i)	25

18.25	6.81	3,053,249	0.33	(h)	2.10	(h)	0.56	(h)	22
17.37	15.80	1,895,025	0.33	(h)	1.73	(h)	0.60	(h)(i)	25

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2014	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	115

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions	Redemption fees
International Equity Fund
Class A
Six Months Ended April 30, 2014 (Unaudited)	$15.92	$0.12	(f)	$0.26	$0.38	$(0.08)	$—	$(0.08)	$—
Year Ended October 31, 2013	13.36	0.20	(f)	2.56	2.76	(0.20)	—	(0.20)	—
Year Ended October 31, 2012	12.61	0.22	(f)	0.74	0.96	(0.21)	—	(0.21)	—
Year Ended October 31, 2011	13.40	0.22	(f)	(0.80)	(0.58)	(0.21)	—	(0.21)	—	(g)
Year Ended October 31, 2010	12.33	0.18	(f)	1.07	1.25	(0.18)	—	(0.18)	—	(g)
Year Ended October 31, 2009	18.28	0.20	(f)	1.98	2.18	(0.20)	(7.93)	(8.13)	—	(g)

Class B
Six Months Ended April 30, 2014 (Unaudited)	15.39	0.06	(f)	0.27	0.33	(0.04)	—	(0.04)	—
Year Ended October 31, 2013	12.93	0.11	(f)	2.49	2.60	(0.14)	—	(0.14)	—
Year Ended October 31, 2012	12.22	0.16	(f)	0.70	0.86	(0.15)	—	(0.15)	—
Year Ended October 31, 2011	13.00	0.14	(f)	(0.77)	(0.63)	(0.15)	—	(0.15)	—	(g)
Year Ended October 31, 2010	11.97	0.11	(f)	1.04	1.15	(0.12)	—	(0.12)	—	(g)
Year Ended October 31, 2009	18.01	0.14	(f)	1.92	2.06	(0.17)	(7.93)	(8.10)	—	(g)

Class C
Six Months Ended April 30, 2014 (Unaudited)	15.20	0.08	(f)	0.24	0.32	(0.05)	—	(0.05)	—
Year Ended October 31, 2013	12.78	0.12	(f)	2.45	2.57	(0.15)	—	(0.15)	—
Year Ended October 31, 2012	12.08	0.16	(f)	0.69	0.85	(0.15)	—	(0.15)	—
Year Ended October 31, 2011	12.85	0.14	(f)	(0.76)	(0.62)	(0.15)	—	(0.15)	—	(g)
Year Ended October 31, 2010	11.85	0.11	(f)	1.01	1.12	(0.12)	—	(0.12)	—	(g)
Year Ended October 31, 2009	17.92	0.14	(f)	1.89	2.03	(0.17)	(7.93)	(8.10)	—	(g)

Class R2
Six Months Ended April 30, 2014 (Unaudited)	15.87	0.10	(f)	0.25	0.35	(0.06)	—	(0.06)	—
Year Ended October 31, 2013	13.31	0.11	(f)	2.61	2.72	(0.16)	—	(0.16)	—
Year Ended October 31, 2012	12.58	0.15	(f)	0.77	0.92	(0.19)	—	(0.19)	—
Year Ended October 31, 2011	13.37	0.18	(f)	(0.79)	(0.61)	(0.18)	—	(0.18)	—	(g)
Year Ended October 31, 2010	12.31	0.15	(f)	1.06	1.21	(0.15)	—	(0.15)	—	(g)
November 3, 2008 (h) through October 31, 2009	18.29	0.18	(f)	1.96	2.14	(0.19)	(7.93)	(8.12)	—	(g)

Class R5
Six Months Ended April 30, 2014 (Unaudited)	16.13	0.16	(f)	0.26	0.42	(0.10)	—	(0.10)	—
Year Ended October 31, 2013	13.52	0.27	(f)	2.60	2.87	(0.26)	—	(0.26)	—
Year Ended October 31, 2012	12.75	0.29	(f)	0.74	1.03	(0.26)	—	(0.26)	—
Year Ended October 31, 2011	13.55	0.23	(f)	(0.76)	(0.53)	(0.27)	—	(0.27)	—	(g)
Year Ended October 31, 2010	12.47	0.23	(f)	1.09	1.32	(0.24)	—	(0.24)	—	(g)
Year Ended October 31, 2009	18.38	0.25	(f)	2.01	2.26	(0.24)	(7.93)	(8.17)	—	(g)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes interest expense, if applicable, which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Amount rounds to less than $0.01.
(h)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

116	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2014

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate (b)(e)

$16.22	2.38%	$226,543	1.30%	1.54%	1.45%	4%
15.92	20.85	188,590	1.30	1.33	1.47	8
13.36	7.70	98,274	1.30	1.72	1.51	5
12.61	(4.49)	102,866	1.31	1.63	1.52	18
13.40	10.42	131,125	1.31	1.44	1.54	15
12.33	27.39	114,557	1.31	1.90	1.62	14

15.68	2.17	1,270	1.80	0.83	1.95	4
15.39	20.26	1,711	1.80	0.80	1.97	8
12.93	7.15	2,164	1.80	1.31	2.01	5
12.22	(4.99)	2,817	1.81	1.08	2.02	18
13.00	9.82	4,543	1.86	0.89	2.04	15
11.97	26.72	5,303	1.87	1.44	2.12	14

15.47	2.11	26,698	1.80	1.00	1.95	4
15.20	20.25	23,655	1.80	0.83	1.97	8
12.78	7.16	17,873	1.80	1.31	2.01	5
12.08	(4.93)	20,193	1.81	1.09	2.02	18
12.85	9.69	23,370	1.86	0.88	2.04	15
11.85	26.76	22,934	1.87	1.46	2.12	14

16.16	2.21	1,288	1.55	1.24	1.70	4
15.87	20.58	1,230	1.55	0.78	1.72	8
13.31	7.45	721	1.55	1.16	1.74	5
12.58	(4.73)	67	1.56	1.33	1.77	18
13.37	10.07	70	1.56	1.17	1.79	15
12.31	26.95	64	1.56	1.76	1.85	14

16.45	2.64	120,030	0.85	1.97	1.00	4
16.13	21.42	106,963	0.85	1.79	1.02	8
13.52	8.19	63,767	0.85	2.24	1.05	5
12.75	(4.07)	45,680	0.86	1.69	1.08	18
13.55	10.86	242,131	0.86	1.86	1.10	15
12.47	27.92	144,494	0.86	2.39	1.16	14

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2014	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	117

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions	Redemption fees
International Equity Fund (continued)
Class R6
Six Months Ended April 30, 2014 (Unaudited)	$16.13	$0.17	(f)	$0.25	$0.42	$(0.11)	$—	$(0.11)	$—
Year Ended October 31, 2013	13.52	0.28	(f)	2.59	2.87	(0.26)	—	(0.26)	—
Year Ended October 31, 2012	12.75	0.29	(f)	0.74	1.03	(0.26)	—	(0.26)	—
November 30, 2010 (h) through October 31, 2011	12.85	0.28	(f)	(0.10)	0.18	(0.28)	—	(0.28)	—	(g)

Select Class
Six Months Ended April 30, 2014 (Unaudited)	16.13	0.14	(f)	0.26	0.40	(0.09)	—	(0.09)	—
Year Ended October 31, 2013	13.52	0.23	(f)	2.61	2.84	(0.23)	—	(0.23)	—
Year Ended October 31, 2012	12.76	0.26	(f)	0.74	1.00	(0.24)	—	(0.24)	—
Year Ended October 31, 2011	13.56	0.24	(f)	(0.80)	(0.56)	(0.24)	—	(0.24)	—	(g)
Year Ended October 31, 2010	12.47	0.22	(f)	1.08	1.30	(0.21)	—	(0.21)	—	(g)
Year Ended October 31, 2009	18.38	0.24	(f)	2.00	2.24	(0.22)	(7.93)	(8.15)	—	(g)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes interest expense, if applicable, which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Amount rounds to less than $0.01.
(h)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

118	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2014

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate (b)(e)

$16.44	2.59%	$1,615,477	0.80%	2.08%	0.95%	4%
16.13	21.47	1,248,489	0.80	1.85	0.97	8
13.52	8.23	682,861	0.80	2.26	1.00	5
12.75	1.20	347,040	0.81	2.23	1.01	18

16.44	2.50	451,105	1.05	1.73	1.20	4
16.13	21.23	434,316	1.05	1.51	1.22	8
13.52	7.91	210,375	1.05	2.02	1.25	5
12.76	(4.26)	186,425	1.06	1.76	1.27	18
13.56	10.72	241,123	1.06	1.74	1.29	15
12.47	27.73	260,814	1.06	2.28	1.37	14

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2014	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	119

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions	Redemption fees
International Equity Index Fund
Class A
Six Months Ended April 30, 2014 (Unaudited)	$21.20	$0.17	(f)	$0.80	$0.97	$(0.39)	$(0.34)	$(0.73)	$—
Year Ended October 31, 2013	17.24	0.38	(f)	4.00	4.38	(0.42)	—	(0.42)	—
Year Ended October 31, 2012	16.83	0.37	(f)	0.45	0.82	(0.41)	—	(0.41)	—
Year Ended October 31, 2011	19.03	0.40	(f)	(2.16)	(1.76)	(0.44)	—	(0.44)	—	(g)
Year Ended October 31, 2010	17.89	0.33	(f)	1.10	1.43	(0.29)	—	(0.29)	—	(g)
Year Ended October 31, 2009	16.27	0.36	(f)	3.52	3.88	(0.70)	(1.56)	(2.26)	—	(g)

Class B
Six Months Ended April 30, 2014 (Unaudited)	19.57	0.11	(f)	0.74	0.85	(0.28)	(0.34)	(0.62)	—
Year Ended October 31, 2013	15.91	0.25	(f)	3.70	3.95	(0.29)	—	(0.29)	—
Year Ended October 31, 2012	15.52	0.23	(f)	0.43	0.66	(0.27)	—	(0.27)	—
Year Ended October 31, 2011	17.57	0.24	(f)	(1.99)	(1.75)	(0.30)	—	(0.30)	—	(g)
Year Ended October 31, 2010	16.54	0.18	(f)	1.02	1.20	(0.17)	—	(0.17)	—	(g)
Year Ended October 31, 2009	15.13	0.24	(f)	3.25	3.49	(0.52)	(1.56)	(2.08)	—	(g)

Class C
Six Months Ended April 30, 2014 (Unaudited)	20.51	0.12	(f)	0.76	0.88	(0.29)	(0.34)	(0.63)	—
Year Ended October 31, 2013	16.68	0.27	(f)	3.86	4.13	(0.30)	—	(0.30)	—
Year Ended October 31, 2012	16.27	0.25	(f)	0.44	0.69	(0.28)	—	(0.28)	—
Year Ended October 31, 2011	18.41	0.26	(f)	(2.09)	(1.83)	(0.31)	—	(0.31)	—	(g)
Year Ended October 31, 2010	17.35	0.20	(f)	1.06	1.26	(0.20)	—	(0.20)	—	(g)
Year Ended October 31, 2009	15.78	0.24	(f)	3.41	3.65	(0.52)	(1.56)	(2.08)	—	(g)

Class R2
Six Months Ended April 30, 2014 (Unaudited)	20.91	0.15	(f)	0.78	0.93	(0.36)	(0.34)	(0.70)	—
Year Ended October 31, 2013	17.03	0.35	(f)	3.92	4.27	(0.39)	—	(0.39)	—
Year Ended October 31, 2012	16.66	0.32	(f)	0.45	0.77	(0.40)	—	(0.40)	—
Year Ended October 31, 2011	18.86	0.32	(f)	(2.12)	(1.80)	(0.40)	—	(0.40)	—	(g)
Year Ended October 31, 2010	17.76	0.28	(f)	1.10	1.38	(0.28)	—	(0.28)	—	(g)
November 3, 2008 (h) through October 31, 2009	16.32	0.27	(f)	3.48	3.75	(0.75)	(1.56)	(2.31)	—	(g)

Select Class
Six Months Ended April 30, 2014 (Unaudited)	21.36	0.21	(f)	0.79	1.00	(0.44)	(0.34)	(0.78)	—
Year Ended October 31, 2013	17.36	0.40	(f)	4.06	4.46	(0.46)	—	(0.46)	—
Year Ended October 31, 2012	16.96	0.41	(f)	0.45	0.86	(0.46)	—	(0.46)	—
Year Ended October 31, 2011	19.17	0.45	(f)	(2.17)	(1.72)	(0.49)	—	(0.49)	—	(g)
Year Ended October 31, 2010	18.01	0.37	(f)	1.12	1.49	(0.33)	—	(0.33)	—	(g)
Year Ended October 31, 2009	16.39	0.42	(f)	3.51	3.93	(0.75)	(1.56)	(2.31)	—	(g)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes interest expense, if applicable, which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Amount rounds to less than $0.01.
(h)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

120	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2014

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate (b)(e)

$21.44	4.78%	$107,251	0.59%	1.68%	1.29%	1%
21.20	25.84	108,193	0.75	2.04	1.35	51
17.24	5.16	96,191	1.07	2.27	1.31	19
16.83	(9.45)	99,046	1.07	2.16	1.31	40
19.03	8.09	124,178	1.07	1.89	1.34	39
17.89	27.74	109,441	1.07	2.40	1.37	37

19.80	4.53	2,281	1.09	1.12	1.79	1
19.57	25.13	2,751	1.34	1.42	1.85	51
15.91	4.43	3,060	1.79	1.54	1.82	19
15.52	(10.11)	4,154	1.78	1.41	1.81	40
17.57	7.32	6,503	1.80	1.11	1.83	39
16.54	26.78	8,179	1.80	1.72	1.87	37

20.76	4.51	22,955	1.09	1.22	1.79	1
20.51	25.09	21,802	1.30	1.49	1.85	51
16.68	4.43	16,291	1.79	1.57	1.81	19
16.27	(10.08)	15,428	1.78	1.46	1.81	40
18.41	7.34	18,148	1.80	1.19	1.83	39
17.35	26.74	16,231	1.80	1.63	1.87	37

21.14	4.64	1,989	0.84	1.52	1.54	1
20.91	25.52	1,957	0.95	1.88	1.61	51
17.03	4.94	786	1.32	1.97	1.56	19
16.66	(9.72)	463	1.32	1.77	1.55	40
18.86	7.88	251	1.32	1.62	1.59	39
17.76	26.96	234	1.32	1.77	1.62	37

21.58	4.90	501,234	0.34	1.97	1.04	1
21.36	26.18	464,273	0.53	2.10	1.09	51
17.36	5.40	469,065	0.82	2.51	1.06	19
16.96	(9.21)	502,764	0.82	2.40	1.05	40
19.17	8.37	516,537	0.82	2.08	1.08	39
18.01	28.02	772,784	0.82	2.76	1.12	37

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2014	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	121

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Redemption fees
International Opportunities Fund
Class A
Six Months Ended April 30, 2014 (Unaudited)	$15.25	$0.15	(f)	$0.24	$0.39	$(0.12)	$—
Year Ended October 31, 2013	12.45	0.25	(f)	2.83	3.08	(0.28)	—
Year Ended October 31, 2012	12.00	0.23	(f)	0.56	0.79	(0.34)	—
Year Ended October 31, 2011	13.20	0.19	(f)	(1.08)	(0.89)	(0.31)	—	(g)
Year Ended October 31, 2010	12.10	0.15	(f)	1.24	1.39	(0.29)	—	(g)
Year Ended October 31, 2009	9.95	0.19	(f)	2.16	2.35	(0.20)	—	(g)

Class B
Six Months Ended April 30, 2014 (Unaudited)	15.29	0.10	(f)	0.26	0.36	—	—
Year Ended October 31, 2013	12.46	0.18	(f)	2.83	3.01	(0.18)	—
Year Ended October 31, 2012	11.93	0.18	(f)	0.56	0.74	(0.21)	—
Year Ended October 31, 2011	13.09	0.15	(f)	(1.10)	(0.95)	(0.21)	—	(g)
Year Ended October 31, 2010	12.03	0.08	(f)	1.23	1.31	(0.25)	—	(g)
Year Ended October 31, 2009	9.83	0.14	(f)	2.16	2.30	(0.10)	—	(g)

Class C
Six Months Ended April 30, 2014 (Unaudited)	14.88	0.12	(f)	0.22	0.34	(0.08)	—
Year Ended October 31, 2013	12.15	0.16	(f)	2.77	2.93	(0.20)	—
Year Ended October 31, 2012	11.65	0.18	(f)	0.55	0.73	(0.23)	—
Year Ended October 31, 2011	12.84	0.15	(f)	(1.07)	(0.92)	(0.27)	—	(g)
Year Ended October 31, 2010	11.82	0.09	(f)	1.20	1.29	(0.27)	—	(g)
Year Ended October 31, 2009	9.77	0.13	(f)	2.11	2.24	(0.19)	—	(g)

Class R6
Six Months Ended April 30, 2014 (Unaudited)	15.57	0.20	(f)	0.23	0.43	(0.18)	—
Year Ended October 31, 2013	12.69	0.32	(f)	2.88	3.20	(0.32)	—
Year Ended October 31, 2012	12.20	0.31	(f)	0.56	0.87	(0.38)	—
November 30, 2010 (h) through October 31, 2011	12.78	0.27	(f)	(0.48)	(0.21)	(0.37)	—	(g)

Institutional Class
Six Months Ended April 30, 2014 (Unaudited)	15.57	0.18	(f)	0.25	0.43	(0.17)	—
Year Ended October 31, 2013	12.69	0.31	(f)	2.88	3.19	(0.31)	—
Year Ended October 31, 2012	12.20	0.30	(f)	0.56	0.86	(0.37)	—
Year Ended October 31, 2011	13.42	0.23	(f)	(1.09)	(0.86)	(0.36)	—	(g)
Year Ended October 31, 2010	12.29	0.22	(f)	1.24	1.46	(0.33)	—	(g)
Year Ended October 31, 2009	10.13	0.25	(f)	2.18	2.43	(0.27)	—	(g)

Select Class
Six Months Ended April 30, 2014 (Unaudited)	15.50	0.18	(f)	0.23	0.41	(0.15)	—
Year Ended October 31, 2013	12.64	0.29	(f)	2.87	3.16	(0.30)	—
Year Ended October 31, 2012	12.15	0.28	(f)	0.56	0.84	(0.35)	—
Year Ended October 31, 2011	13.37	0.26	(f)	(1.14)	(0.88)	(0.34)	—	(g)
Year Ended October 31, 2010	12.24	0.19	(f)	1.25	1.44	(0.31)	—	(g)
Year Ended October 31, 2009	10.07	0.22	(f)	2.18	2.40	(0.23)	—	(g)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes interest expense, if applicable, which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Amount rounds to less than $0.01.
(h)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

122	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2014

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate (b)(e)

$15.52	2.58%	$144,934	1.23%	2.05%	1.24%	30%
15.25	25.09	123,807	1.25	1.78	1.26	36
12.45	6.95	67,472	1.29	1.91	1.30	45
12.00	(6.91)	47,855	1.28	1.45	1.28	76
13.20	11.67	13,904	1.34	1.23	1.36	57
12.10	24.17	13,773	1.41	1.84	1.42	85

15.65	2.35	241	1.73	1.30	1.74	30
15.29	24.45	484	1.73	1.28	1.76	36
12.46	6.46	462	1.79	1.54	1.80	45
11.93	(7.40)	702	1.78	1.18	1.79	76
13.09	11.01	949	1.85	0.65	1.86	57
12.03	23.62	1,716	1.91	1.34	1.92	85

15.14	2.28	1,498	1.73	1.59	1.74	30
14.88	24.41	1,109	1.75	1.19	1.76	36
12.15	6.47	531	1.79	1.55	1.80	45
11.65	(7.37)	576	1.78	1.14	1.79	76
12.84	11.05	849	1.85	0.77	1.86	57
11.82	23.50	636	1.91	1.20	1.92	85

15.82	2.81	1,557,941	0.73	2.59	0.74	30
15.57	25.71	1,204,314	0.75	2.27	0.76	36
12.69	7.59	692,117	0.79	2.58	0.79	45
12.20	(1.85)	373,613	0.78	2.27	0.78	76

15.83	2.78	65,708	0.83	2.36	0.84	30
15.57	25.60	60,310	0.85	2.18	0.86	36
12.69	7.45	41,574	0.89	2.47	0.90	45
12.20	(6.59)	39,362	0.89	1.73	0.90	76
13.42	12.12	272,487	0.91	1.75	0.96	57
12.29	24.70	161,023	0.92	2.41	1.02	85

15.76	2.65	49,522	0.98	2.30	0.99	30
15.50	25.38	47,743	0.99	2.04	1.01	36
12.64	7.28	33,029	1.04	2.35	1.05	45
12.15	(6.77)	28,476	1.03	1.97	1.04	76
13.37	11.93	30,537	1.09	1.56	1.11	57
12.24	24.41	28,588	1.16	2.12	1.17	85

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2014	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	123

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
International Unconstrained Equity Fund
Class A
Six Months Ended April 30, 2014 (Unaudited)	$20.59	$0.04	(f)	$(0.14)	$(0.10)	$(0.17)	$(1.31)	$(1.48)
Year Ended October 31, 2013	17.28	0.15		3.62	3.77	(0.11)	(0.35)	(0.46)
November 30, 2011 (h) through October 31, 2012	15.00	0.17		2.11	2.28	—	—	—

Class C
Six Months Ended April 30, 2014 (Unaudited)	20.47	(0.01	)(f)	(0.14)	(0.15)	(0.12)	(1.31)	(1.43)
Year Ended October 31, 2013	17.20	0.07		3.59	3.66	(0.04)	(0.35)	(0.39)
November 30, 2011 (h) through October 31, 2012	15.00	0.10		2.10	2.20	—	—	—

Class R2
Six Months Ended April 30, 2014 (Unaudited)	20.53	(0.01	)(f)	(0.12)	(0.13)	(0.11)	(1.31)	(1.42)
Year Ended October 31, 2013	17.24	0.12		3.59	3.71	(0.07)	(0.35)	(0.42)
November 30, 2011 (h) through October 31, 2012	15.00	0.14		2.10	2.24	—	—	—

Class R5
Six Months Ended April 30, 2014 (Unaudited)	20.69	0.06	(f)	(0.12)	(0.06)	(0.23)	(1.31)	(1.54)
Year Ended October 31, 2013	17.35	0.25		3.61	3.86	(0.17)	(0.35)	(0.52)
November 30, 2011 (h) through October 31, 2012	15.00	0.24		2.11	2.35	—	—	—

Class R6
Six Months Ended April 30, 2014 (Unaudited)	20.70	0.06	(f)	(0.11)	(0.05)	(0.24)	(1.31)	(1.55)
Year Ended October 31, 2013	17.36	0.26		3.61	3.87	(0.18)	(0.35)	(0.53)
November 30, 2011 (h) through October 31, 2012	15.00	0.25		2.11	2.36	—	—	—

Select Class
Six Months Ended April 30, 2014 (Unaudited)	20.64	0.04	(f)	(0.11)	(0.07)	(0.20)	(1.31)	(1.51)
Year Ended October 31, 2013	17.32	0.21		3.60	3.81	(0.14)	(0.35)	(0.49)
November 30, 2011 (h) through October 31, 2012	15.00	0.21		2.11	2.32	—	—	—

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes interest expense, if applicable, which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Certain non-recurring expenses incurred by the Fund were not annualized for the period ended October 31, 2012 and the year ended October 31, 2013.
(h)	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

124	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2014

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)		Expenses without waivers and reimbursements		Portfolio turnover rate (b)(e)

$19.01	(0.27)%	$155	1.32%		0.39%		6.83%		28%
20.59	22.23	83	1.32	(g)	0.89	(g)	7.99	(g)	65
17.28	15.20	58	1.32	(g)	1.17	(g)	6.99	(g)	40

18.89	(0.54)	138	1.82		(0.15)		7.34		28
20.47	21.61	76	1.82	(g)	0.40	(g)	8.35	(g)	65
17.20	14.67	57	1.82	(g)	0.67	(g)	7.47	(g)	40

18.98	(0.42)	70	1.57		(0.08)		7.12		28
20.53	21.92	70	1.57	(g)	0.67	(g)	8.01	(g)	65
17.24	14.93	57	1.57	(g)	0.92	(g)	7.23	(g)	40

19.09	(0.06)	71	0.87		0.62		6.42		28
20.69	22.76	71	0.87	(g)	1.37	(g)	7.31	(g)	65
17.35	15.67	58	0.87	(g)	1.62	(g)	6.54	(g)	40

19.10	(0.01)	71	0.82		0.67		6.37		28
20.70	22.80	71	0.82	(g)	1.42	(g)	7.26	(g)	65
17.36	15.73	58	0.82	(g)	1.67	(g)	6.49	(g)	40

19.06	(0.13)	3,955	1.07		0.43		6.62		28
20.64	22.49	3,925	1.07	(g)	1.17	(g)	7.52	(g)	65
17.32	15.47	3,175	1.07	(g)	1.42	(g)	6.74	(g)	40

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2014	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	125

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Redemption fees
International Value Fund
Class A
Six Months Ended April 30, 2014 (Unaudited)	$15.02	$0.17	(f)	$0.12	$0.29	$(0.28)	$—
Year Ended October 31, 2013	12.18	0.22	(f)	2.91	3.13	(0.29)	—
Year Ended October 31, 2012	12.05	0.31	(f)	0.21	0.52	(0.39)	—
Year Ended October 31, 2011	13.36	0.28	(f)	(1.17)	(0.89)	(0.42)	—	(g)
Year Ended October 31, 2010	12.27	0.17	(f)	1.20	1.37	(0.28)	—	(g)
Year Ended October 31, 2009	10.32	0.23	(f)	2.06	2.29	(0.34)	—	(g)

Class B
Six Months Ended April 30, 2014 (Unaudited)	14.86	0.10	(f)	0.14	0.24	(0.16)	—
Year Ended October 31, 2013	12.03	0.17	(f)	2.87	3.04	(0.21)	—
Year Ended October 31, 2012	11.89	0.25	(f)	0.20	0.45	(0.31)	—
Year Ended October 31, 2011	13.18	0.21	(f)	(1.16)	(0.95)	(0.34)	—	(g)
Year Ended October 31, 2010	12.10	0.11	(f)	1.18	1.29	(0.21)	—	(g)
Year Ended October 31, 2009	10.12	0.18	(f)	2.03	2.21	(0.23)	—	(g)

Class C
Six Months Ended April 30, 2014 (Unaudited)	14.61	0.11	(f)	0.13	0.24	(0.22)	—
Year Ended October 31, 2013	11.84	0.16	(f)	2.83	2.99	(0.22)	—
Year Ended October 31, 2012	11.72	0.25	(f)	0.19	0.44	(0.32)	—
Year Ended October 31, 2011	13.01	0.21	(f)	(1.14)	(0.93)	(0.36)	—	(g)
Year Ended October 31, 2010	11.96	0.11	(f)	1.17	1.28	(0.23)	—	(g)
Year Ended October 31, 2009	10.04	0.18	(f)	2.02	2.20	(0.28)	—	(g)

Class R2
Six Months Ended April 30, 2014 (Unaudited)	14.78	0.13	(f)	0.14	0.27	(0.22)	—
Year Ended October 31, 2013	11.99	0.18	(f)	2.88	3.06	(0.27)	—
Year Ended October 31, 2012	11.86	0.28	(f)	0.19	0.47	(0.34)	—
Year Ended October 31, 2011	13.21	0.24	(f)	(1.15)	(0.91)	(0.44)	—	(g)
Year Ended October 31, 2010	12.19	0.11	(f)	1.21	1.32	(0.30)	—	(g)
November 3, 2008 (h) through October 31, 2009	10.33	0.09	(f)	2.15	2.24	(0.38)	—	(g)

Class R6
Six Months Ended April 30, 2014 (Unaudited)	15.29	0.18	(f)	0.14	0.32	(0.32)	—
Year Ended October 31, 2013	12.38	0.30	(f)	2.96	3.26	(0.35)	—
Year Ended October 31, 2012	12.26	0.37	(f)	0.21	0.58	(0.46)	—
November 30, 2010 (h) through October 31, 2011	12.72	0.32	(f)	(0.30)	0.02	(0.48)	—	(g)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Amount rounds to less than $0.01.
(h)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

126	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2014

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate (b)(e)

$15.03	1.95%	$434,954	1.33%	2.26%	1.33%	29%
15.02	26.13	221,077	1.33	1.66	1.35	66
12.18	4.64	124,691	1.35	2.66	1.37	62
12.05	(6.91)	113,976	1.34	2.15	1.36	60
13.36	11.35	143,259	1.34	1.41	1.35	92
12.27	23.08	134,648	1.36	2.20	1.36	98

14.94	1.65	2,179	1.83	1.39	1.83	29
14.86	25.64	2,476	1.82	1.29	1.85	66
12.03	4.04	2,932	1.85	2.20	1.87	62
11.89	(7.42)	3,557	1.84	1.61	1.86	60
13.18	10.81	5,337	1.84	0.91	1.85	92
12.10	22.50	6,517	1.86	1.80	1.86	98

14.63	1.69	32,685	1.83	1.61	1.83	29
14.61	25.58	22,682	1.83	1.19	1.85	66
11.84	4.04	14,311	1.85	2.23	1.87	62
11.72	(7.38)	16,510	1.84	1.60	1.86	60
13.01	10.81	19,646	1.84	0.89	1.85	92
11.96	22.60	18,081	1.86	1.77	1.86	98

14.83	1.85	1,744	1.58	1.75	1.58	29
14.78	25.91	1,249	1.59	1.39	1.60	66
11.99	4.27	881	1.60	2.43	1.62	62
11.86	(7.12)	694	1.59	1.84	1.61	60
13.21	11.00	856	1.60	0.90	1.61	92
12.19	22.73	423	1.60	0.76	1.60	98

15.29	2.17	78,630	0.83	2.43	0.83	29
15.29	26.84	107,313	0.84	2.12	0.85	66
12.38	5.11	25,945	0.84	3.06	0.87	62
12.26	(0.10)	50	0.84	2.57	0.86	60

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2014	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	127

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Redemption fees
International Value Fund (continued)
Institutional Class
Six Months Ended April 30, 2014 (Unaudited)	$15.29	$0.18	(f)	$0.14	$0.32	$(0.32)	$—
Year Ended October 31, 2013	12.38	0.29	(f)	2.95	3.24	(0.33)	—
Year Ended October 31, 2012	12.26	0.36	(f)	0.20	0.56	(0.44)	—
Year Ended October 31, 2011	13.59	0.33	(f)	(1.19)	(0.86)	(0.47)	—	(g)
Year Ended October 31, 2010	12.47	0.25	(f)	1.19	1.44	(0.32)	—	(g)
Year Ended October 31, 2009	10.47	0.28	(f)	2.10	2.38	(0.38)	—	(g)

Select Class
Six Months Ended April 30, 2014 (Unaudited)	15.19	0.16	(f)	0.15	0.31	(0.12)	—
Year Ended October 31, 2013	12.31	0.27	(f)	2.93	3.20	(0.32)	—
Year Ended October 31, 2012	12.19	0.34	(f)	0.21	0.55	(0.43)	—
Year Ended October 31, 2011	13.50	0.31	(f)	(1.18)	(0.87)	(0.44)	—	(g)
Year Ended October 31, 2010	12.40	0.23	(f)	1.18	1.41	(0.31)	—	(g)
Year Ended October 31, 2009	10.42	0.25	(f)	2.10	2.35	(0.37)	—	(g)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Amount rounds to less than $0.01.
(h)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

128	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2014

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate (b)(e)

$15.29	2.13%	$2,920,840	0.93%	2.47%	0.93%	29%
15.29	26.72	1,087,334	0.94	2.08	0.95	66
12.38	5.00	639,798	0.94	3.03	0.97	62
12.26	(6.56)	545,034	0.94	2.48	0.96	60
13.59	11.79	421,538	0.92	2.04	0.95	92
12.47	23.75	347,238	0.95	2.60	0.96	98

15.38	2.08	294,401	1.08	2.10	1.08	29
15.19	26.46	1,634,392	1.09	1.99	1.10	66
12.31	4.87	1,458,864	1.10	2.92	1.12	62
12.19	(6.65)	1,413,804	1.09	2.37	1.12	60
13.50	11.56	943,998	1.09	1.84	1.10	92
12.40	23.51	1,132,171	1.11	2.42	1.11	98

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2014	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	129

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Redemption fees
Intrepid International Fund
Class A
Six Months Ended April 30, 2014 (Unaudited)	$19.79	$0.19	(f)	$0.62	$0.81	$(0.24)	$—
Year Ended October 31, 2013	15.90	0.25	(f)	3.88	4.13	(0.24)	—
Year Ended October 31, 2012	15.32	0.25	(f)	0.49	0.74	(0.16)	—
Year Ended October 31, 2011	16.59	0.24	(f)	(1.27)	(1.03)	(0.24)	—	(g)
Year Ended October 31, 2010	14.99	0.12	(f)	1.73	1.85	(0.25)	—	(g)
Year Ended October 31, 2009	13.51	0.19	(f)	2.40	2.59	(1.11)	—	(g)

Class C
Six Months Ended April 30, 2014 (Unaudited)	19.92	0.15	(f)	0.62	0.77	(0.13)	—
Year Ended October 31, 2013	16.00	0.17	(f)	3.90	4.07	(0.15)	—
Year Ended October 31, 2012	15.36	0.18	(f)	0.50	0.68	(0.04)	—
Year Ended October 31, 2011	16.61	0.15	(f)	(1.26)	(1.11)	(0.14)	—	(g)
Year Ended October 31, 2010	14.99	0.05	(f)	1.73	1.78	(0.16)	—	(g)
Year Ended October 31, 2009	13.37	0.13	(f)	2.41	2.54	(0.92)	—	(g)

Class R2
Six Months Ended April 30, 2014 (Unaudited)	19.61	0.17	(f)	0.60	0.77	(0.17)	—
Year Ended October 31, 2013	15.74	0.20	(f)	3.86	4.06	(0.19)	—
Year Ended October 31, 2012	15.21	0.19	(f)	0.50	0.69	(0.16)	—
Year Ended October 31, 2011	16.46	0.17	(f)	(1.22)	(1.05)	(0.20)	—	(g)
Year Ended October 31, 2010	14.86	0.08	(f)	1.72	1.80	(0.20)	—	(g)
November 3, 2008 (i) through October 31, 2009	13.56	0.16	(f)	2.32	2.48	(1.18)	—	(g)

Institutional Class
Six Months Ended April 30, 2014 (Unaudited)	20.23	0.25	(f)	0.63	0.88	(0.31)	—
Year Ended October 31, 2013	16.24	0.34	(f)	3.97	4.31	(0.32)	—
Year Ended October 31, 2012	15.66	0.33	(f)	0.50	0.83	(0.25)	—
Year Ended October 31, 2011	16.94	0.32	(f)	(1.29)	(0.97)	(0.31)	—	(g)
Year Ended October 31, 2010	15.27	0.19	(f)	1.78	1.97	(0.30)	—	(g)
Year Ended October 31, 2009	13.76	0.25	(f)	2.46	2.71	(1.20)	—	(g)

Select Class
Six Months Ended April 30, 2014 (Unaudited)	20.51	0.23	(f)	0.64	0.87	(0.27)	—
Year Ended October 31, 2013	16.46	0.31	(f)	4.01	4.32	(0.27)	—
Year Ended October 31, 2012	15.85	0.30	(f)	0.51	0.81	(0.20)	—
Year Ended October 31, 2011	16.99	0.26	(f)	(1.28)	(1.02)	(0.12)	—	(g)
Year Ended October 31, 2010	15.31	0.15	(f)	1.79	1.94	(0.26)	—	(g)
Year Ended October 31, 2009	13.72	0.23	(f)	2.45	2.68	(1.09)	—	(g)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes interest expense, if applicable, which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Amount rounds to less than $0.01.
(h)	Includes interest expense of 0.01%.
(i)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

130	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2014

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate (b)(e)

$20.36	4.12%	$73,553	1.40%		1.97%	1.46%	28%
19.79	26.25	60,135	1.47		1.42	1.54	49
15.90	4.97	32,231	1.50		1.65	1.62	46
15.32	(6.30)	31,942	1.50		1.42	1.61	79
16.59	12.54	23,960	1.50		0.78	1.73	92
14.99	21.38	23,506	1.51	(h)	1.51	1.63	95

20.56	3.86	1,367	1.90		1.49	1.96	28
19.92	25.60	1,131	1.98		0.94	2.04	49
16.00	4.45	875	2.00		1.18	2.12	46
15.36	(6.75)	1,018	2.00		0.91	2.11	79
16.61	12.01	1,489	2.00		0.30	2.24	92
14.99	20.77	1,489	2.00	(h)	1.03	2.13	95

20.21	3.97	108	1.65		1.70	1.71	28
19.61	26.02	98	1.72		1.16	1.79	49
15.74	4.64	81	1.75		1.29	1.87	46
15.21	(6.48)	106	1.75		1.04	1.85	79
16.46	12.26	68	1.75		0.53	1.99	92
14.86	20.61	60	1.75	(h)	1.29	1.87	95

20.80	4.40	716,069	0.90		2.50	1.06	28
20.23	26.90	582,599	0.97		1.88	1.14	49
16.24	5.50	303,575	1.00		2.16	1.21	46
15.66	(5.85)	178,258	1.00		1.88	1.20	79
16.94	13.11	99,766	1.00		1.21	1.31	92
15.27	22.05	112,905	1.01	(h)	1.90	1.22	95

21.11	4.27	16,102	1.15		2.22	1.21	28
20.51	26.56	13,916	1.23		1.68	1.29	49
16.46	5.24	9,467	1.25		1.94	1.37	46
15.85	(6.08)	12,225	1.25		1.51	1.37	79
16.99	12.86	26,408	1.25		0.93	1.37	92
15.31	21.65	330,843	1.25	(h)	1.81	1.38	95

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2014	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	131

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2014 (Unaudited)

1. Organization

JPMorgan Trust I (“JPM I”) and JPMorgan Trust II (“JPM II”) (collectively, the “Trusts”) were formed on November 12, 2004, as Delaware statutory trusts, pursuant to Declarations of Trust dated November 5, 2004 and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

The following are 10 separate funds of the Trusts (collectively, the “Funds”) covered by this report:

	Classes Offered	Trust	Diversified/Non-Diversified
Emerging Economies Fund	Class A, Class C, Class R5 and Select Class	JPM I	Diversified
Emerging Markets Equity Fund	Class A, Class B, Class C, Class R6*, Institutional Class and Select Class	JPM I	Diversified
Global Equity Income Fund	Class A, Class C, Class R2, Class R5 and Select Class	JPM I	Diversified
Global Research Enhanced Index Fund	Class A, Class C, Class R2, and Select Class	JPM I	Diversified
International Equity Fund	Class A, Class B, Class C, Class R2, Class R5, Class R6 and Select Class	JPM I	Diversified
International Equity Index Fund	Class A, Class B, Class C, Class R2 and Select Class	JPM II	Diversified
International Opportunities Fund	Class A, Class B, Class C, Class R6, Institutional Class and Select Class	JPM I	Diversified
International Unconstrained Equity Fund	Class A, Class C, Class R2, Class R5, Class R6 and Select Class	JPM I	Diversified
International Value Fund	Class A, Class B, Class C, Class R2, Class R6, Institutional Class and Select Class	JPM I	Diversified
Intrepid International Fund	Class A, Class C, Class R2, Institutional Class and Select Class	JPM I	Diversified

Global Research Enhanced Index Fund commenced operations on February 28, 2013.

Prior to May 31, 2013, International Unconstrained Equity Fund was not publicly offered for investment.

The investment objective of Emerging Economies Fund is to seek long-term capital growth.

The investment objective of Emerging Markets Equity Fund is to seek to provide high total return from a portfolio of equity securities from emerging markets issuers.

The investment objective of Global Equity Income Fund is to seek to provide both current income and long-term capital appreciation.

The investment objective of Global Research Enhanced Index Fund and International Unconstrained Equity Fund is to seek to provide long-term capital appreciation.

The investment objective of International Equity Fund is to seek total return from long-term capital growth and income. Total return consists of capital growth and current income.

The investment objective of International Equity Index Fund is to seek to provide investment results that correspond to the aggregate price and dividend performance of the securities in the MSCI EAFE Gross Domestic Product Index.

The investment objective of International Opportunities Fund is to seek to provide high total return from a portfolio of equity securities of foreign companies in developed and, to a lesser extent, emerging markets.

The investment objective of International Value Fund is to seek to provide high total return from a portfolio of foreign company equity securities.

The investment objective of Intrepid International Fund is to seek to maximize long-term capital growth by investing primarily in equity securities in developed markets outside the U.S.

*	Class R6 Shares commenced operations on December 23, 2013 for Emerging Markets Equity Fund.

Effective November 1, 2009, Class B Shares of Emerging Markets Equity Fund, International Equity Fund, International Equity Index Fund, International Opportunities Fund and International Value Fund may not be purchased or acquired by new or existing shareholders, except through exchanges from Class B Shares of another J.P. Morgan Fund and dividend reinvestments. Shareholders who invested in Class B Shares prior to November 1, 2009 may continue to hold their Class B Shares until they convert automatically to Class A Shares.

Class A Shares generally provide for a front-end sales charge while Class B and Class C Shares provide for a contingent deferred sales charge (“CDSC”). Class B Shares automatically convert to Class A Shares after eight years. No sales charges are assessed with respect to Class R2, Class R5, Class R6, Institutional Class and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

132	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2014

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Funds are valued. Securities listed on the NASDAQ Stock Market LLC are generally valued at the NASDAQ Official Closing Price. Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at each investment company’s net asset value per share (“NAV”) as of the report date.

Certain investments of the Funds may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Funds to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material. Futures and options are generally valued on the basis of available market quotations. Derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such pricing services or values received are deemed not representative of fair value, values will be obtained from a third party broker-dealer or counterparty.

Securities or other assets for which market quotations are not readily available or for which market quotations are deemed to not represent the fair value of the security or asset at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. The Board of Trustees has established an Audit and Valuation Committee to assist with the oversight of the valuation of the Funds’ securities. JPMorgan Funds Management, Inc. (the “Administrator” or “JPMFM”), has established a Valuation Committee (“VC”) that is comprised of senior representatives from JPMFM, J.P. Morgan Investment Management Inc. (the “Adviser” or “JPMIM”), and J.P. Morgan Asset Management’s Legal, Compliance and Risk Management groups and the Funds’ Chief Compliance Officer. The VC’s responsibilities include making determinations regarding Level 3 fair value measurements (“Fair Values”) and/or providing recommendations for approval to the Board of Trustees’ Audit and Valuation Committee, in accordance with the Funds’ valuation policies.

The VC or Board of Trustees, as applicable, primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The VC or Board of Trustees may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Funds apply fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in their portfolios by utilizing the quotations of an independent pricing service, unless the Adviser determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time a Fund calculates its net asset values.

It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. JPMFM and JPMIM are responsible for monitoring developments that may impact Fair Values and for discussing and assessing Fair Values on an ongoing, and at least a quarterly basis with the VC and Board of Trustees, as applicable. The appropriateness of Fair Values is assessed based on results of unchanged price review and consideration of macro or security specific events, back testing, and broker and vendor due diligence.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the fair value of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

APRIL 30, 2014	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	133

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2014 (Unaudited) (continued)

The following tables represent each valuation input by country as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

Emerging Economies Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Investments in Securities
Common Stocks
Brazil	$132,734	$—	$—		$132,734
China	20,661	160,606	—		181,267
Greece	—	4,139	—		4,139
Hong Kong	—	66,739	—	(a)	66,739
Hungary	—	3,771	—		3,771
India	26,421	59,102	—		85,523
Mexico	99	—	—		99
Netherlands	2,153	—	—		2,153
Poland	—	16,068	—		16,068
Russia	11,086	65,649	—		76,735
South Africa	—	48,781	—		48,781
South Korea	13,268	166,612	—		179,880
Taiwan	18,044	86,531	—		104,575
Thailand	—	10,294	—		10,294
Turkey	—	42,611	—		42,611
United Arab Emirates	—	11,856	—		11,856

Total Common Stocks	224,466	742,759	—	(a)	967,225

Preferred Stocks
Brazil	2,381	—	—		2,381
Short-Term Investment
Investment Company	11,300	—	—		11,300

Total Investments in Securities	$238,147	$742,759	$—	(a)	$980,906

Emerging Markets Equity Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$20,822	$—	$20,822
Brazil	231,175	—	—	231,175
China	69,089	145,618	—	214,707
Colombia	20,164	—	—	20,164
Cyprus	26,639	—	—	26,639
Hong Kong	—	149,122	—	149,122
India	87,426	340,408	—	427,834
Indonesia	—	137,753	—	137,753
Luxembourg	8,901	—	—	8,901
Malaysia	—	24,644	—	24,644
Mexico	70,218	—	—	70,218
Panama	19,737	—	—	19,737
Peru	44,939	—	—	44,939
Poland	—	13,751	—	13,751
Russia	—	113,393	—	113,393
South Africa	—	377,667	—	377,667
South Korea	—	154,010	—	154,010
Taiwan	68,694	74,431	—	143,125
Thailand	37,206	144,716	—	181,922
Turkey	—	112,118	—	112,118
United Kingdom	—	101,818	—	101,818

Total Common Stocks	684,188	1,910,271	—	2,594,459

134	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2014

Emerging Markets Equity Fund (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Preferred Stocks
Brazil	$17,947	$—	$—	$17,947
Short-Term Investment
Investment Company	31,400	—	—	31,400

Total Investments in Securities	$733,535	$1,910,271	$—	$2,643,806

Global Equity Income Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$3,951	$—	$3,951
Belgium	—	955	—	955
Brazil	987	—	—	987
China	—	2,071	—	2,071
Denmark	1,738	—	—	1,738
Finland	—	1,320	—	1,320
France	—	8,713	—	8,713
Germany	—	5,665	—	5,665
Hong Kong	—	1,139	—	1,139
Ireland	1,354	—	—	1,354
Israel	—	1,682	—	1,682
Italy	—	2,702	—	2,702
Japan	—	7,173	—	7,173
Luxembourg	—	439	—	439
Netherlands	—	5,428	—	5,428
New Zealand	—	1,210	—	1,210
Norway	—	2,149	—	2,149
Singapore	—	1,795	—	1,795
Spain	—	621	—	621
Sweden	—	900	—	900
Switzerland	577	4,435	—	5,012
Taiwan	—	794	—	794
United Kingdom	1,549	11,099	—	12,648
United States	47,012	1,087	—	48,099

Total Common Stocks	53,217	65,328	—	118,545

Short-Term Investment
Investment Company	2,255	—	—	2,255

Total Investments in Securities	$55,472	$65,328	$—	$120,800

Appreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$312	$—	$312

Depreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$(231)	$—	$(231)

APRIL 30, 2014	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	135

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2014 (Unaudited) (continued)

Global Research Enhanced Index Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$85,833	$—	$85,833
Austria	—	857	—	857
Belgium	—	18,016	—	18,016
Bermuda	3,510	—	—	3,510
Canada	104,801	—	—	104,801
China	—	976	—	976
Colombia	1	—	—	1
Denmark	3,658	22,236	—	25,894
Finland	—	4,979	—	4,979
France	—	114,476	—	114,476
Germany	—	108,675	—	108,675
Hong Kong	—	29,439	—	29,439
Ireland	22,709	7,057	—	29,766
Italy	—	32,466	—	32,466
Japan	—	215,220	—	215,220
Luxembourg	—	2,412	—	2,412
Netherlands	—	54,355	—	54,355
New Zealand	—	717	—	717
Norway	—	7,846	—	7,846
Portugal	—	5,272	—	5,272
Singapore	7,823	15,409	—	23,232
Spain	—	35,887	—	35,887
Sweden	—	25,417	—	25,417
Switzerland	18,258	126,885	—	145,143
United Kingdom	5,875	239,464	—	245,339
United States	1,625,552	—	—	1,625,552

Total Common Stocks	1,792,187	1,153,894	—	2,946,081

Preferred Stocks
Germany	—	14,468	—	14,468
United Kingdom	—	—	82	82

Total Preferred Stocks	—	14,468	82	14,550

Warrant
Hong Kong	7	—	—	7
Short-Term Investment
Investment Company	203,345	—	—	203,345

Total Investments in Securities	$1,995,539	$1,168,362	$82	$3,163,983

Appreciation in Other Financial Instruments
Futures Contracts	$1,097	$—	—	$1,097

Depreciation in Other Financial Instruments
Futures Contracts	$(758)	$—	—	$(758)

136	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2014

International Equity Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$47,211	$—	$47,211
Belgium	—	41,244	—	41,244
China	—	56,923	—	56,923
Denmark	—	22,713	—	22,713
France	442	325,857	—	326,299
Germany	—	152,127	—	152,127
Hong Kong	—	88,322	—	88,322
India	12,107	—	—	12,107
Indonesia	—	12,606	—	12,606
Israel	22,440	—	—	22,440
Japan	—	376,566	—	376,566
Netherlands	—	156,069	—	156,069
South Korea	—	42,477	—	42,477
Sweden	—	23,215	—	23,215
Switzerland	—	337,140	—	337,140
Taiwan	21,446	—	—	21,446
United Kingdom	—	543,315	—	543,315

Total Common Stocks	56,435	2,225,785	—	2,282,220

Preferred Stocks
Germany	—	65,845	—	65,845
Short-Term Investment
Investment Company	91,191	—	—	91,191

Total Investments in Securities	$147,626	$2,291,630	$—	$2,439,256

APRIL 30, 2014	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	137

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2014 (Unaudited) (continued)

International Equity Index Fund

	Level 1 Quoted prices		Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Investments in Securities
Common Stocks
Australia	$—		$29,615	$—	(a)	$29,615
Austria	1,188		7,619	—		8,807
Belgium	—		14,718	—		14,718
Bermuda	—		500	—		500
Brazil	1,165		—	—		1,165
Chile	2,867		—	—		2,867
China	—		4,306	—		4,306
Denmark	492		6,987	—		7,479
Finland	105		8,688	—		8,793
France	803		56,650	—		57,453
Germany	—		77,754	—		77,754
Hong Kong	100		6,759	—		6,859
Hungary	—		4,215	—		4,215
India	1,060		2,583	—		3,643
Ireland	1,536		2,968	—		4,504
Israel	894		3,442	—		4,336
Italy	—		51,499	—		51,499
Japan	—		116,177	—		116,177
Luxembourg	77		2,579	—		2,656
Mexico	4,080		—	—		4,080
Netherlands	—		22,744	—		22,744
New Zealand	—		3,255	—		3,255
Norway	333		8,534	—		8,867
Philippines	—		4,448	—		4,448
Portugal	—		7,897	—		7,897
Singapore	—		4,568	—		4,568
South Africa	—		4,727	—		4,727
South Korea	—		4,929	—		4,929
Spain	—		39,605	—		39,605
Sweden	—		10,190	—		10,190
Switzerland	58		18,478	—		18,536
Taiwan	—		3,467	—		3,467
Thailand	2,480		1,241	—		3,721
Turkey	—		3,311	—		3,311
United Kingdom	101		50,798	—		50,899
United States	—		49	—		49

Total Common Stocks	17,339		585,300	—	(a)	602,639

Preferred Stocks
Brazil	2,772		—	—		2,772
Chile	208		—	—		208
Germany	—		8,524	—		8,524
Italy	—		964	—		964
United Kingdom	—		—	7		7

Total Preferred Stocks	2,980		9,488	7		12,475

Right
Brazil	—	(b)	—	—		—	(b)
Warrant
France	17		—	—		17
Short-Term Investment
Investment Company	13,003		—	—		13,003

Total Investments in Securities	$33,339		$594,788	$7		$628,134

138	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2014

International Equity Index Fund (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Appreciation in Other Financial Instruments
Futures Contracts	$319	$—	$—	$319

Depreciation in Other Financial Instruments
Futures Contracts	$(274)	$—	$—	$(274)

International Opportunities Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$35,395	$—	$35,395
Belgium	—	23,568	—	23,568
Canada	21,317	—	—	21,317
China	—	19,304	—	19,304
Denmark	—	50,672	—	50,672
Finland	—	24,206	—	24,206
France	—	252,371	—	252,371
Germany	—	162,080	—	162,080
Hong Kong	—	35,229	—	35,229
Ireland	—	19,093	—	19,093
Japan	—	362,001	—	362,001
Netherlands	—	131,168	—	131,168
Norway	—	20,503	—	20,503
South Korea	—	24,832	—	24,832
Sweden	—	37,029	—	37,029
Switzerland	—	194,440	—	194,440
United Kingdom	15,499	306,699	—	322,198

Total Common Stocks	36,816	1,698,590	—	1,735,406

Preferred Stock
Germany	—	24,668	—	24,668
Short-Term Investment
Investment Company	57,050	—	—	57,050

Total Investments in Securities	$93,866	$1,723,258	$—	$1,817,124

Appreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$10,697	$—	$10,697

Depreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$(6,020)	$—	$(6,020)

APRIL 30, 2014	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	139

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2014 (Unaudited) (continued)

International Unconstrained Equity Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Canada	$185	$—	$—	$185
China	89	82	—	171
France	—	467	—	467
Germany	—	452	—	452
Hong Kong	—	154	—	154
India	105	—	—	105
Ireland	—	114	—	114
Japan	—	495	—	495
Netherlands	—	308	—	308
Russia	—	56	—	56
South Korea	—	183	—	183
Sweden	—	67	—	67
Switzerland	—	529	—	529
United Kingdom	—	974	—	974
United States	—	101	—	101

Total Common Stocks	379	3,982	—	4,361

Total Investments in Securities	$379	$3,982	$—	$4,361

International Value Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$70,028	$—	$70,028
Belgium	—	52,827	—	52,827
Canada	15,652	—	—	15,652
China	—	17,925	—	17,925
Denmark	—	37,664	—	37,664
Finland	—	37,363	—	37,363
France	—	620,107	—	620,107
Germany	—	336,558	—	336,558
Hong Kong	—	91,258	—	91,258
Ireland	23,956	—	—	23,956
Italy	—	133,682	—	133,682
Japan	—	737,159	—	737,159
Netherlands	—	199,118	—	199,118
Norway	—	47,885	—	47,885
South Korea	—	58,389	—	58,389
Spain	—	72,669	—	72,669
Sweden	—	59,732	—	59,732
Switzerland	—	241,868	—	241,868
Turkey	—	19,609	—	19,609
United Kingdom	—	749,084	—	749,084

Total Common Stocks	39,608	3,582,925	—	3,622,533

Preferred Stocks
Germany	—	37,131	—	37,131
Short-Term Investment
Investment Company	83,257	—	—	83,257

Total Investments in Securities	$122,865	$3,620,056	$—	$3,742,921

140	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2014

International Value Fund (continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Appreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$12,006	$—	$12,006

Depreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$(6,422)	$—	$(6,422)

Intrepid International Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$54,937	$—	$54,937
Austria	—	2,869	—	2,869
Belgium	2,971	8,969	—	11,940
Bermuda	—	2,924	—	2,924
China	—	2,938	—	2,938
Denmark	2,774	2,481	—	5,255
Finland	3,219	13,852	—	17,071
France	2,193	91,823	—	94,016
Germany	—	73,389	—	73,389
Hong Kong	—	17,763	—	17,763
India	2,653	—	—	2,653
Ireland	2,181	8,834	—	11,015
Israel	4,486	—	—	4,486
Italy	—	9,712	—	9,712
Japan	—	132,988	—	132,988
Luxembourg	—	2,655	—	2,655
Netherlands	—	37,852	—	37,852
Norway	—	9,284	—	9,284
Portugal	—	2,544	—	2,544
South Korea	—	5,049	—	5,049
Spain	2,827	23,201	—	26,028
Sweden	—	22,483	—	22,483
Switzerland	—	87,215	—	87,215
United Kingdom	2,782	137,381	—	140,163
United States	—	1,469	—	1,469

Total Common Stocks	26,086	752,612	—	778,698

Preferred Stocks
Germany	—	6,563	—	6,563
Right
Australia	—	39	—	39
Short-Term Investment
Investment Company	30,981	—	—	30,981

Total Investments in Securities	$57,067	$759,214	$—	$816,281

(a)	Value is zero.
(b)	Amount rounds to less than $1,000.

There were no transfers among any levels during the six months ended April 30, 2014.

APRIL 30, 2014	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	141

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2014 (Unaudited) (continued)

B. Restricted and Illiquid Securities — Certain securities held by the Funds may be subject to legal or contractual restrictions on resale and/or are illiquid. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933 (the “Securities Act”). Illiquid securities are securities which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately their fair value and include, but are not limited to, repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net assets of the Funds. As of April 30, 2014, the Funds had no investments in restricted securities other than securities sold to the Funds under Rule 144A and/or Regulation S under the Securities Act.

The following are the values and percentages of net assets of illiquid securities as of April 30, 2014 (amounts in thousands):

	Value		Percentage
Emerging Economies Fund	$—	(a)	—%
Global Research Enhanced Index Fund	82		0.0	(b)
International Equity Index Fund	7		0.0	(b)

(a)	Value is zero.
(b)	Amount rounds to less than 0.1%.

C. Futures Contracts — Global Equity Income Fund, Global Research Enhanced Index Fund, International Equity Index Fund, International Opportunities Fund and International Value Fund use index futures contracts to gain or reduce exposure to the stock market, maintain liquidity and minimize transaction costs. The Funds also buy futures contracts to immediately invest incoming cash in the market or sell futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as change in net unrealized appreciation/depreciation in the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated in the SOIs and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The Funds’ futures contracts are not subject to master netting arrangements.

The table below discloses the volume of the Funds’ futures contracts activity during the six months ended April 30, 2014 (amounts in thousands):

	Global Equity Income Fund	Global Research Enhanced Index Fund	International Equity Index Fund	International Opportunities Fund	International Value Fund
Futures Contracts:
Average Notional Balance Long	$417	$119,271	$19,156	$21,691	$37,350
Ending Notional Balance Long	—	62,840	16,045	—	—

D. Forward Foreign Currency Exchange Contracts — Emerging Economies Fund, Global Equity Income Fund, International Opportunities Fund and International Value Fund may be exposed to foreign currency risks associated with portfolio investments and therefore use forward foreign currency exchange contracts to hedge or manage these exposures. Forward foreign currency exchange contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

The values of the forward foreign currency exchange contracts are adjusted daily based on the applicable exchange rate of the underlying currency. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract settlement date. When the forward foreign currency exchange contract is closed, the Funds record a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed.

142	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2014

As of April 30, 2014, the Funds did not receive or post collateral for forward foreign currency exchange contracts.

The table below discloses the volume of the Funds’ forward foreign currency exchange contracts activity during the six months ended April 30, 2014 (amounts in thousands):

	Emerging Economies Fund		Global Equity Income Fund	International Opportunities Fund	International Value Fund
Forward Foreign Currency Exchange Contracts:
Average Settlement Value Purchased	$—		$15,562	$423,536	$704,446
Average Settlement Value Sold	53	(a)	29,453	339,848	544,313
Ending Settlement Value Purchased	—		41,990	788,887	904,813
Ending Settlement Value Sold	—		42,068	664,486	746,432

(a)	For the period January 1, 2014 through January 31, 2014.

E. Summary of Derivatives Information

The following table presents the value of derivatives held as of April 30, 2014, by their primary underlying risk exposure and respective location on the Statements of Assets and Liabilities (amounts in thousands):

Global Equity Income Fund

Derivative Contract	Statements of Assets and Liabilities Location
Gross Assets:		Forward Foreign Currency Exchange Contracts
Foreign exchange contracts	Receivables	$312

Gross Liabilities:
Foreign exchange contracts	Payables	$(231)

The following table presents the value of derivatives held as of April 30, 2014, by their primary underlying risk exposure and respective location on the Statements of Assets and Liabilities (amounts in thousands):

        Global Research Enhanced Index Fund

Derivative Contract	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	$1,097

Gross Liabilities:
Equity contracts	Payables, Net Assets — Unrealized Depreciation	$(758)

(a)	This amount represents the cumulative appreciation (depreciation) of futures contracts as reported in the SOIs. The Statements of Assets and Liabilities only reflect the current day variation margin receivable/payable to brokers.

The following table presents the value of derivatives held as of April 30, 2014, by their primary underlying risk exposure and respective location on the Statements of Assets and Liabilities (amounts in thousands):

International Equity Index Fund

Derivative Contract	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	$319

Gross Liabilities:
Equity contracts	Payables, Net Assets — Unrealized Depreciation	$(274)

(a)	This amount represents the cumulative appreciation (depreciation) of futures contracts as reported in the SOIs. The Statements of Assets and Liabilities only reflect the current day variation margin receivable/payable to brokers.

APRIL 30, 2014	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	143

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2014 (Unaudited) (continued)

The following table presents the value of derivatives held as of April 30, 2014, by their primary underlying risk exposure and respective location on the Statements of Assets and Liabilities (amounts in thousands):

        International Opportunities Fund

Derivative Contract	Statements of Assets and Liabilities Location
Gross Assets:		Forward Foreign Currency Exchange Contracts
Foreign exchange contracts	Receivables	$10,697

Gross Liabilities:
Foreign exchange contracts	Payables	$(6,020)

The following table presents the Fund’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or posted by the Fund as of April 30, 2014 (amounts in thousands):

International Opportunities Fund

Counterparty	Gross Amount of Derivative Assets Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Received	Net Amount Due From Counterparty (not less than zero)
Australia and New Zealand Banking Group Limited	$95	$(50)	$—	$45
Barclays Bank plc	197	(197)	—	—
BNP Paribas	775	(237)	—	538
Citibank, N.A.	220	(131)	—	89
Commonwealth Bank of Australia	15	—	—	15
Credit Suisse International	190	(190)	—	—
Goldman Sachs International	12	(12)	—	—
HSBC Bank, N.A.	631	(631)	—	—
Merrill Lynch International	281	(144)	—	137
Morgan Stanley	302	—	—	302
Societe Generale	175	(175)	—	—
State Street Corp.	229	(100)	—	129
TD Bank Financial Group	5,676	(797)	—	4,879
Union Bank of Switzerland	408	(148)	—	260
Westpac Banking Corp.	1,491	(576)	—	915

Total	$10,697	$(3,388)	$—	$7,309

Counterparty	Gross Amount of Derivative Liabilities Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Posted	Net Amount Due To Counterparty (not less than zero)
Australia and New Zealand Banking Group Limited	$50	$(50)	$—	$—
Barclays Bank plc	325	(197)	—	128
BNP Paribas	237	(237)	—	—
Citibank, N.A.	131	(131)	—	—
Credit Suisse International	209	(190)	—	19
Goldman Sachs International	1,402	(12)	—	1,390
HSBC Bank, N.A.	1,427	(631)	—	796
Merrill Lynch International	144	(144)	—	—
Societe Generale	474	(175)	—	299
State Street Corp.	100	(100)	—	—
TD Bank Financial Group	797	(797)	—	—

144	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2014

Counterparty	Gross Amount of Derivative Liabilities Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Posted	Net Amount Due To Counterparty (not less than zero)
Union Bank of Switzerland	$148	$(148)	$—	$—
Westpac Banking Corp.	576	(576)	—	—

Total	$6,020	$(3,388)	$—	$2,632

(a)	For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities subject to master netting arrangements in the Statements of Assets and Liabilities.

The following table presents the value of derivatives held as of April 30, 2014, by their primary underlying risk exposure and respective location on the Statements of Assets and Liabilities (amounts in thousands):

International Value Fund

Derivative Contract	Statements of Assets and Liabilities Location
Gross Assets:		Forward Foreign Currency Exchange Contracts
Foreign exchange contracts	Receivables	$12,006

Gross Liabilities:
Foreign exchange contracts	Payables	$(6,422)

The Funds are party to various derivative contracts governed by International Swaps and Derivatives Association master agreements (“ISDA agreements”). The Funds’ ISDA agreements, which are separately negotiated with each dealer counterparty, may contain provisions allowing, absent other considerations, a counterparty to exercise rights, to the extent not otherwise waived, against the Funds in the event the Funds’ net assets decline over time by a pre-determined percentage or fall below a pre-determined floor. The ISDA agreements also contain provisions allowing, absent other conditions, the Funds to exercise rights, to the extent not otherwise waived, against the counterparty (i.e. decline in a counterparty’s credit rating below a specified level). Such rights for both the counterparty and Funds often include the ability to terminate (i.e. close out) open contracts at prices which may favor the counterparty, which could have an adverse effect on the Funds. The ISDA agreements give the Funds and counterparty the right, upon an event of default, to close out all transactions traded under such agreements and to net amounts owed or due across all transactions and offset such net payable or receivable with collateral posted to a segregated account by one party to the other.

The following tables present the effect of derivatives on the Statements of Operations for the six months ended April 30, 2014, by primary underlying risk exposure (amounts in thousands):

Emerging Economies Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Statements of Operations
Derivative Contract	Forward Foreign Currency Exchange Contracts
Foreign exchange contracts	$(158)

Global Equity Income Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Statements of Operations
Derivative Contract	Futures Contracts	Forward Foreign Currency Exchange Contracts	Total
Foreign exchange contracts	$—	$(693)	$(693)
Equity contracts	19	—	19

Total	$19	$(693)	$(674)

APRIL 30, 2014	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	145

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2014 (Unaudited) (continued)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Statements of Operations
Derivative Contract	Forward Foreign Currency Exchange Contracts
Foreign exchange contracts	$271

Global Research Enhanced Index Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Statements of Operations
Derivative Contract	Futures Contracts
Equity contracts	$15,353

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Statements of Operations
Derivative Contract	Futures Contracts
Equity contracts	$(1,927)

International Equity Index Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Statements of Operations
Derivative Contract	Futures Contracts
Equity contracts	$801

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Statements of Operations
Derivative Contract	Futures Contracts
Equity contracts	$(677)

International Opportunities Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Statements of Operations
Derivative Contract	Futures Contracts	Forward Foreign Currency Exchange Contracts	Total
Foreign exchange contracts	$—	$(3,945)	$(3,945)
Equity contracts	(3,675)	—	(3,675)

Total	$(3,675)	$(3,945)	$(7,620)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Statements of Operations
Derivative Contract	Forward Foreign Currency Exchange Contracts
Foreign exchange contracts	$1,215

International Value Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Statements of Operations
Derivative Contract	Futures Contracts	Forward Foreign Currency Exchange Contracts	Total
Foreign exchange contracts	$—	$5,728	$5,728
Equity contracts	(9)	—	(9)

Total	$(9)	$5,728	$5,719

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Statements of Operations
Derivative Contract	Futures Contracts	Forward Foreign Currency Exchange Contracts	Total
Foreign exchange contracts	$—	$(2,220)	$(2,220)
Equity contracts	(91)	—	(91)

Total	$(91)	$(2,220)	$(2,311)

146	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2014

The Funds’ derivatives contracts held at April 30, 2014 are not accounted for as hedging instruments under GAAP.

F. Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

Although the net assets of the Funds are presented at the foreign exchange rates and market values at the close of the period, the Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held. Accordingly, such foreign currency gains (losses) are included in the reported Change in net unrealized appreciation/depreciation on investment transactions on the Statements of Operations. The Funds do isolate the effect of changes in foreign exchange rates from fluctuations when determining realized gain or loss for sales of fixed income securities.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on each Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the Statements of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end and are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the Statements of Operations.

G. Offering and Organizational Costs — Total offering costs of approximately $40,000 incurred in connection with the offering of shares of Global Research Enhanced Index Fund were amortized on a straight line basis over 12 months from the date the Fund commenced operations. Costs paid in connection with the organization of the Fund, if any, were recorded as an expense at the time the Fund commenced operations.

H. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when a fund first learns of the dividend.

I. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trusts are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

J. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of April 30, 2014, no liability for income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Fund’s Federal tax returns for the prior three fiscal years, or since inception if shorter, remain subject to examination by the Internal Revenue Service.

K. Foreign Taxes — The Funds may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest. The Funds are subject to a tax imposed on short-term capital gains on securities of issuers domiciled in India. The Funds record an estimated deferred tax liability for these securities that have been held for less than one year at the end of the reporting period, assuming those positions were disposed of at the end of the period. This amount, if any, is reported as Deferred India capital gains tax in the accompanying Statements of Assets and Liabilities. Short-term realized capital losses on the sale of securities of issuers domiciled in India can be carried forward for eight years to offset potential future short-term realized capital gains.

India has enacted rules imposing a tax on indirect transfers of Indian shares, although additional guidance from the Indian tax authorities is awaited. At present, management does not believe that such tax will be applicable to the Funds. However, management’s conclusion, regarding this and other foreign tax matters, may be subject to future review based on changes in, or the interpretation of, the accounting standards and the tax laws and regulations.

L. Distributions to Shareholders — Distributions from net investment income if any, are generally declared and paid annually, except for Global Equity Income Fund, which are declared and paid monthly and for International Equity Fund, which are declared and paid quarterly. Distributions are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

APRIL 30, 2014	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	147

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2014 (Unaudited) (continued)

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreements, the Adviser, an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), supervises the investments of each Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets.

The annual rate for each Fund is as follows:

Emerging Economies Fund	1.00%
Emerging Markets Equity Fund	1.00
Global Equity Income Fund	0.80
Global Research Enhanced Index Fund	0.20
International Equity Fund	0.80
International Equity Index Fund	0.55	(a)
International Opportunities Fund	0.60
International Unconstrained Equity Fund	0.80
International Value Fund	0.60
Intrepid International Fund	0.80	(b)

(a)	Effective May 20, 2014, the investment advisory fee is 0.20% for International Equity Index Fund.
(b)	Prior to September 1, 2013, the investment advisory fee was 0.85% for Intrepid International Fund.

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator, an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended April 30, 2014, the effective annualized rate was 0.08% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trusts’ exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class B, Class C and Class R2 Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2
Emerging Economies Fund	0.25%	n/a	0.75%	n/a
Emerging Markets Equity Fund	0.25	0.75%	0.75	n/a
Global Equity Income Fund	0.25	n/a	0.75	0.50%
Global Research Enhanced Index Fund	0.25	n/a	0.75	0.50
International Equity Fund	0.25	0.75	0.75	0.50
International Equity Index Fund	0.25	0.75	0.75	0.50
International Opportunities Fund	0.25	0.75	0.75	n/a
International Unconstrained Equity Fund	0.25	n/a	0.75	0.50
International Value Fund	0.25	0.75	0.75	0.50
Intrepid International Fund	0.25	n/a	0.75	0.50

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class B and Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended April 30, 2014, the Distributor retained the following amounts (in thousands):

	Front-End Sales Charge	CDSC
Emerging Economies Fund	$9	$—	(a)
Emerging Markets Equity Fund	48	—	(a)
Global Equity Income Fund	9	—	(a)

148	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2014

	Front-End Sales Charge		CDSC
International Equity Fund	$22		$—	(a)
International Equity Index Fund	11		—	(a)
International Opportunities Fund	2		—
International Unconstrained Equity Fund	—	(a)	—
International Value Fund	250		—	(a)
Intrepid International Fund	2		—	(a)

(a)	Amount rounds to less than $1,000.

D. Shareholder Servicing Fees — The Trusts, on behalf of the Funds, have entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. The Class R6 Shares do not participate in the Shareholder Servicing Agreement. For performing these services, the Distributor receives a fee that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2	Class R5	Institutional Class	Select Class
Emerging Economies Fund	0.25%	n/a	0.25%	n/a	0.05%	n/a	0.25%
Emerging Markets Equity Fund	0.25	0.25%	0.25	n/a	n/a	0.10%	0.25
Global Equity Income Fund	0.25	n/a	0.25	0.25%	0.05	n/a	0.25
Global Research Enhanced Index Fund	0.25	n/a	0.25	0.25	n/a	n/a	0.25
International Equity Fund	0.25	0.25	0.25	0.25	0.05	n/a	0.25
International Equity Index Fund	0.25	0.25	0.25	0.25	n/a	n/a	0.25
International Opportunities Fund	0.25	0.25	0.25	n/a	n/a	0.10	0.25
International Unconstrained Equity Fund	0.25	n/a	0.25	0.25	0.05	n/a	0.25
International Value Fund	0.25	0.25	0.25	0.25	n/a	0.10	0.25
Intrepid International Fund	0.25	n/a	0.25	0.25	n/a	0.10	0.25

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio and accounting services to the Funds. For these services, the Funds pay JPMCB transaction and asset based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statements of Operations. The Funds earn interest on uninvested cash balances held by the custodian.

Interest income, if any, earned on cash balances at the custodian, is included as Interest income from affiliates in the Statements of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statements of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A		Class B		Class C		Class R2	Class R5	Class R6	Institutional Class		Select Class
Emerging Economies Fund	1.60%		n/a		2.10%		n/a	1.15%	n/a	n/a		1.35%
Emerging Markets Equity Fund	1.70	*	2.20	%*	2.20	*	n/a	n/a	1.20%	1.30	%*	1.45	*
Global Equity Income Fund	1.25		n/a		1.75		1.50%	0.80	n/a	n/a		1.00
Global Research Enhanced Index Fund	0.59		n/a		1.09		0.84	n/a	n/a	n/a		0.34
International Equity Fund	1.31		1.81		1.81		1.56	0.86	0.81	n/a		1.06
International Equity Index Fund**	0.60		1.10		1.10		0.85	n/a	n/a	n/a		0.35
International Opportunities Fund	1.31		1.92		1.92		n/a	n/a	0.81	0.91		1.06
International Unconstrained Equity Fund	1.32		n/a		1.82		1.57	0.87	0.82	n/a		1.07
International Value Fund	1.35		1.85		1.85		1.60	n/a	0.85	0.95		1.10
Intrepid International Fund***	1.40		n/a		1.90		1.65	n/a	n/a	0.90		1.15

*	Prior to September 1, 2013, the contractual expense limitations for Emerging Markets Equity Fund were 2.00%, 2.50%, 2.50%, 1.45% and 1.75% for Class A, Class B, Class C, Institutional Class and Select Class Shares, respectively.

**	Prior to February 28, 2013, the contractual expense limitations for International Equity Index Fund were 1.07%, 1.80%, 1.80%, 1.32% and 0.82% for Class A, Class B, Class C, Class R2 and Select Class Shares, respectively.

APRIL 30, 2014	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	149

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2014 (Unaudited) (continued)

***	Prior to September 1, 2013, the contractual expense limitations for Intrepid International Fund were 1.50%, 2.00%, 1.75%, 1.00% and 1.25% for Class A, Class C, Class R2, Institutional Class and Select Class Shares, respectively.

Except as noted above, the expense limitation agreements were in effect for the six months ended April 30, 2014 and are in place until February 28, 2015.

For the six months ended April 30, 2014, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total	Contractual Reimbursements
Emerging Economies Fund	$11	$271	$237	$519	$—
Emerging Markets Equity Fund	138	722	302	1,162	—
Global Equity Income Fund	183	47	28	258	—
Global Research Enhanced Index Fund	13	—	2,533	2,546	—
International Equity Fund	607	905	—	1,512	—
International Equity Index Fund	1,068	252	757	2,077	—
International Unconstrained Equity Fund	17	2	—	19	101
Intrepid International Fund	—	230	316	546	—

Additionally, the Funds may invest in one or more money market funds advised by the Adviser or its affiliates. The Adviser, Administrator and Distributor, as shareholder servicing agent, waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Funds’ investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amounts of these waivers resulting from investments in these money market funds for the six months ended April 30, 2014 were as follows (amounts in thousands):

Emerging Economies Fund	$11
Emerging Markets Equity Fund	51
Global Equity Income Fund	3
Global Research Enhanced Index Fund	123
International Equity Fund	67
International Equity Index Fund	17
International Opportunities Fund	54
International Value Fund	87
Intrepid International Fund	18

G. Other — Certain officers of the Trusts are affiliated with the Adviser, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with Federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended April 30, 2014, the Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Adviser.

The Funds may use related party broker-dealers. For the six months ended April 30, 2014, the following Funds incurred brokerage commissions with broker-dealers affiliated with the Adviser as follows (amounts in thousands):

Emerging Markets Equity Fund	$1
Global Equity Income Fund	—	(a)
Global Research Enhanced Index Fund	1
International Equity Fund	1
International Opportunities Fund	4
International Value Fund	4
Intrepid International Fund	1

(a)	Amount rounds to less than $1,000.

150	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2014

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the six months ended April 30, 2014, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Emerging Economies Fund	$401,027	$400,158
Emerging Markets Equity Fund	483,779	1,069,477
Global Equity Income Fund	56,083	44,567
Global Research Enhanced Index Fund	1,501,899	478,852
International Equity Fund	444,550	77,206
International Equity Index Fund	26,769	6,833
International Opportunities Fund	776,144	460,751
International Unconstrained Equity Fund	1,344	1,217
International Value Fund	1,612,018	955,408
Intrepid International Fund	320,360	199,766

During the six months ended April 30, 2014, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at April 30, 2014 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Emerging Economies Fund	$939,742	$88,229	$47,065	$41,164
Emerging Markets Equity Fund	2,253,200	468,965	78,359	390,606
Global Equity Income Fund	105,247	16,719	1,166	15,553
Global Research Enhanced Index Fund	2,886,953	299,498	22,468	277,030
International Equity Fund	2,004,845	456,955	22,544	434,411
International Equity Index Fund	380,397	254,505	6,768	247,737
International Opportunities Fund	1,570,171	273,101	26,148	246,953
International Unconstrained Equity Fund	3,733	760	132	628
International Value Fund	3,175,665	624,752	57,496	567,256
Intrepid International Fund	677,190	146,314	7,223	139,091

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Funds after October 31, 2011, are carried forward indefinitely, and retain their character as short-term and/or long-term losses. Prior to the Act, net capital losses incurred by the Funds were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At October 31, 2013, the following Funds had post-enactment net capital loss carryforwards as follows (amounts in thousands):

	Capital Loss Carryforward Character
	Short-Term	Long-Term
Emerging Economies Fund	$21,522	$20,005
Emerging Markets Equity Fund	34,939	51,160
International Equity Fund	1,775	9,226
International Value Fund	16,490	7,146
Intrepid International Fund	1,733	—

At October 31, 2013, the following Funds had pre-enactment net capital loss carryforwards, expiring during the years indicated, which are available to offset future realized gains as follows (amounts in thousands):

	2016	2017	2018	2019	Total
Emerging Economies Fund	$—	$1,890	$—	$16,730	$18,620
Emerging Markets Equity Fund	—	9,845	—	—	9,845
International Equity Fund	—	7,942	7,185	3,312	18,439

APRIL 30, 2014	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	151

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2014 (Unaudited) (continued)

	2016	2017	2018	2019	Total
International Opportunities Fund	$13,180	$39,131	$441	$9,986	$62,738
International Value Fund	119,474	241,545	63,767	—	424,786
Intrepid International Fund	293,716	250,971	—	—	544,687

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because the Funds and series of JPM II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 10, 2014.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at April 30, 2014. Average borrowings from the Facility for, or at any time during, the six months ended April 30, 2014, were as follows (amounts in thousands):

	Average Borrowings	Average Interest Rate Paid	Number of Days Outstanding	Interest Paid
Emerging Economies Fund	$45,983	0.18%	7	$2
Emerging Markets Equity Fund	78,087	0.18	21	8

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statements of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

One or more affiliates of the Adviser have investment discretion with respect to their clients’ holdings in the Funds, which collectively represent a significant portion of the Fund’s assets for each of the Global Research Enhanced Index Fund, International Equity Index Fund and International Value Fund.

In addition, as of April 30, 2014, the J.P. Morgan Investor Funds and the JPMorgan SmartRetirement Funds, which are affiliated funds of funds, own, in the aggregate, more than 10% of the net assets of the Funds as follows:

	J.P. Morgan Investor Funds	JPMorgan SmartRetirement Funds
Emerging Economies Fund	20.2%	54.7%
Emerging Markets Equity Fund	n/a	24.9
Global Research Enhanced Index Fund	13.4	n/a
International Equity Fund	n/a	52.5
International Equity Index Fund	58.3	n/a
International Opportunities Fund	n/a	70.9
Intrepid International Fund	n/a	81.0

Additionally, the Adviser owns a significant portion of the outstanding shares of Global Equity Income Fund and International Unconstrained Equity Fund.

Global Equity Income Fund and International Value Fund each have a shareholder, which is an account maintained by a financial intermediary on behalf of its clients, that owns a significant portion of the Fund’s outstanding shares.

Significant shareholder transactions by these shareholders, if any, may impact the Funds’ performance.

The Funds may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions, which may vary throughout the year depending on the Fund. Such concentrations may subject the Funds to

152	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2014

additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

As of April 30, 2014, a significant portion of each Fund’s net assets consisted of securities that are denominated in foreign currencies. Changes in currency exchange rates will affect the value of, and investment income from, such securities.

As of April 30, 2014, the Funds had the following country allocations representing greater than 10% of total investments:

	Brazil	China	France	Germany	India	Japan
Emerging Economies Fund	13.8%	18.5%	—	—	—	—
Emerging Markets Equity Fund	—	—	—	—	16.2%	—
International Equity Fund	—	—	13.4%	—	—	15.5%
International Equity Index Fund	—	—	—	13.7%	—	18.5
International Opportunities Fund	—	—	13.9	10.3	—	19.9
International Unconstrained Equity Fund	—	—	10.7	10.4	—	11.4
International Value Fund	—	—	16.6	10.0	—	19.7
Intrepid International Fund	—	—	11.5	—	—	16.3

	South Africa	South Korea	Switzerland	Taiwan	United Kingdom	United States
Emerging Economies Fund	—	18.3%	—	10.7%	—	—
Emerging Markets Equity Fund	14.3%	—	—	—	—	—
Global Equity Income Fund	—	—	—	—	10.5%	39.8%
Global Research Enhanced Index Fund	—	—	—	—	—	51.4
International Equity Fund	—	—	13.8%		22.3	—
International Opportunities Fund	—	—	10.7	—	17.7	—
International Unconstrained Equity Fund	—	—	12.1	—	22.4	—
International Value Fund	—	—	—	—	20.0	—
Intrepid International Fund	—	—	10.7	—	17.2	—

8. Transfers-In-Kind

During the year ended October 31, 2013, certain shareholders of International Equity Fund purchased shares and International Equity Fund received portfolio securities primarily by means of a subscription in-kind in exchange for shares of the Fund. Cash and portfolio securities were transferred as of the close of business on the date and at the market value listed below (amounts in thousands):

Date	Market Value	Type
January 11, 2013	$47,211	Subscription in-kind

9. Subsequent Events

At a meeting held in February 2014, the Board of Trustees of JPM II approved proposed changes to the International Equity Index Fund’s investment objective, benchmark and name, subject to shareholder approval. The proposals were approved by shareholders at a special shareholder meeting held on June 10, 2014. These changes will be effective June 30, 2014.

APRIL 30, 2014	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	153

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, November 1, 2013, and continued to hold your shares at the end of the reporting period, April 30, 2014.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value November 1, 2013	Ending Account Value April 30, 2014	Expenses Paid During the Period	Annualized Expense Ratio
Emerging Economies Fund
Class A
Actual*	$1,000.00	$954.30	$7.75	1.60%
Hypothetical*	1,000.00	1,016.86	8.00	1.60
Class C
Actual*	1,000.00	951.50	10.16	2.10
Hypothetical*	1,000.00	1,014.38	10.49	2.10
Class R5
Actual*	1,000.00	956.60	5.58	1.15
Hypothetical*	1,000.00	1,019.09	5.76	1.15
Select Class
Actual*	1,000.00	955.00	6.54	1.35
Hypothetical*	1,000.00	1,018.10	6.76	1.35

Emerging Markets Equity Fund
Class A
Actual*	1,000.00	991.70	8.40	1.70
Hypothetical*	1,000.00	1,016.36	8.50	1.70
Class B
Actual*	1,000.00	989.40	10.85	2.20
Hypothetical*	1,000.00	1,013.88	10.99	2.20
Class C
Actual*	1,000.00	989.30	10.85	2.20
Hypothetical*	1,000.00	1,013.88	10.99	2.20
Class R6
Actual**	1,000.00	1,041.80	4.30	1.20
Hypothetical*	1,000.00	1,018.84	6.01	1.20

154	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2014

	Beginning Account Value November 1, 2013	Ending Account Value April 30, 2014	Expenses Paid During the Period	Annualized Expense Ratio
Emerging Markets Equity Fund (continued)
Institutional Class
Actual*	$1,000.00	$993.80	$6.43	1.30%
Hypothetical*	1,000.00	1,018.35	6.51	1.30
Select Class
Actual*	1,000.00	992.90	7.16	1.45
Hypothetical*	1,000.00	1,017.60	7.25	1.45

Global Equity Income Fund
Class A
Actual*	1,000.00	1,039.10	6.32	1.25
Hypothetical*	1,000.00	1,018.60	6.26	1.25
Class C
Actual*	1,000.00	1,036.60	8.84	1.75
Hypothetical*	1,000.00	1,016.12	8.75	1.75
Class R2
Actual*	1,000.00	1,037.10	7.58	1.50
Hypothetical*	1,000.00	1,017.36	7.50	1.50
Class R5
Actual*	1,000.00	1,041.10	4.05	0.80
Hypothetical*	1,000.00	1,020.83	4.01	0.80
Select Class
Actual*	1,000.00	1,040.00	5.06	1.00
Hypothetical*	1,000.00	1,019.84	5.01	1.00

Global Research Enhanced Index Fund
Class A
Actual*	1,000.00	1,067.30	2.97	0.58
Hypothetical*	1,000.00	1,021.92	2.91	0.58
Class C
Actual*	1,000.00	1,064.00	5.53	1.08
Hypothetical*	1,000.00	1,019.44	5.41	1.08
Class R2
Actual*	1,000.00	1,066.00	4.25	0.83
Hypothetical*	1,000.00	1,020.68	4.16	0.83
Select Class
Actual*	1,000.00	1,068.10	1.69	0.33
Hypothetical*	1,000.00	1,023.16	1.66	0.33

International Equity Fund
Class A
Actual*	1,000.00	1,023.80	6.52	1.30
Hypothetical*	1,000.00	1,018.35	6.51	1.30
Class B
Actual*	1,000.00	1,021.70	9.02	1.80
Hypothetical*	1,000.00	1,015.87	9.00	1.80
Class C
Actual*	1,000.00	1,021.10	9.02	1.80
Hypothetical*	1,000.00	1,015.87	9.00	1.80
Class R2
Actual*	1,000.00	1,022.10	7.77	1.55
Hypothetical*	1,000.00	1,017.11	7.75	1.55
Class R5
Actual*	1,000.00	1,026.40	4.27	0.85
Hypothetical*	1,000.00	1,020.58	4.26	0.85

APRIL 30, 2014	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	155

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value November 1, 2013	Ending Account Value April 30, 2014	Expenses Paid During the Period	Annualized Expense Ratio
International Equity Fund (continued)
Class R6
Actual*	$1,000.00	$1,025.90	$4.02	0.80%
Hypothetical*	1,000.00	1,020.83	4.01	0.80
Select Class
Actual*	1,000.00	1,025.00	5.27	1.05
Hypothetical*	1,000.00	1,019.59	5.26	1.05

International Equity Index Fund
Class A
Actual*	1,000.00	1,047.80	3.00	0.59
Hypothetical*	1,000.00	1,021.87	2.96	0.59
Class B
Actual*	1,000.00	1,045.30	5.53	1.09
Hypothetical*	1,000.00	1,019.39	5.46	1.09
Class C
Actual*	1,000.00	1,045.10	5.53	1.09
Hypothetical*	1,000.00	1,019.39	5.46	1.09
Class R2
Actual*	1,000.00	1,046.40	4.26	0.84
Hypothetical*	1,000.00	1,020.63	4.21	0.84
Select Class
Actual*	1,000.00	1,049.00	1.73	0.34
Hypothetical*	1,000.00	1,023.11	1.71	0.34

International Opportunities Fund
Class A
Actual*	1,000.00	1,025.80	6.18	1.23
Hypothetical*	1,000.00	1,018.70	6.16	1.23
Class B
Actual*	1,000.00	1,023.50	8.68	1.73
Hypothetical*	1,000.00	1,016.22	8.65	1.73
Class C
Actual*	1,000.00	1,022.80	8.68	1.73
Hypothetical*	1,000.00	1,016.22	8.65	1.73
Class R6
Actual*	1,000.00	1,028.10	3.67	0.73
Hypothetical*	1,000.00	1,021.17	3.66	0.73
Institutional Class
Actual*	1,000.00	1,027.80	4.17	0.83
Hypothetical*	1,000.00	1,020.68	4.16	0.83
Select Class
Actual*	1,000.00	1,026.50	4.92	0.98
Hypothetical*	1,000.00	1,019.93	4.91	0.98

International Unconstrained Equity Fund
Class A
Actual*	1,000.00	997.30	6.54	1.32
Hypothetical*	1,000.00	1,018.25	6.61	1.32
Class C
Actual*	1,000.00	994.60	9.00	1.82
Hypothetical*	1,000.00	1,015.77	9.10	1.82
Class R2
Actual*	1,000.00	995.80	7.77	1.57
Hypothetical*	1,000.00	1,017.01	7.85	1.57

156	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2014

	Beginning Account Value November 1, 2013	Ending Account Value April 30, 2014	Expenses Paid During the Period	Annualized Expense Ratio
International Unconstrained Equity Fund (continued)
Class R5
Actual*	$1,000.00	$999.40	$4.31	0.87%
Hypothetical*	1,000.00	1,020.48	4.36	0.87
Class R6
Actual*	1,000.00	999.90	4.07	0.82
Hypothetical*	1,000.00	1,020.73	4.11	0.82
Select Class
Actual*	1,000.00	998.70	5.30	1.07
Hypothetical*	1,000.00	1,019.49	5.36	1.07

International Value Fund
Class A
Actual*	1,000.00	1,019.50	6.66	1.33
Hypothetical*	1,000.00	1,018.20	6.66	1.33
Class B
Actual*	1,000.00	1,016.50	9.15	1.83
Hypothetical*	1,000.00	1,015.72	9.15	1.83
Class C
Actual*	1,000.00	1,016.90	9.15	1.83
Hypothetical*	1,000.00	1,015.72	9.15	1.83
Class R2
Actual*	1,000.00	1,018.50	7.91	1.58
Hypothetical*	1,000.00	1,016.96	7.90	1.58
Class R6
Actual*	1,000.00	1,021.70	4.16	0.83
Hypothetical*	1,000.00	1,020.68	4.16	0.83
Institutional Class
Actual*	1,000.00	1,021.30	4.66	0.93
Hypothetical*	1,000.00	1,020.18	4.66	0.93
Select Class
Actual*	1,000.00	1,020.80	5.41	1.08
Hypothetical*	1,000.00	1,019.44	5.41	1.08

Intrepid International Fund
Class A
Actual*	1,000.00	1,041.20	7.09	1.40
Hypothetical*	1,000.00	1,017.85	7.00	1.40
Class C
Actual*	1,000.00	1,038.60	9.60	1.90
Hypothetical*	1,000.00	1,015.37	9.49	1.90
Class R2
Actual*	1,000.00	1,039.70	8.34	1.65
Hypothetical*	1,000.00	1,016.61	8.25	1.65
Institutional Class
Actual*	1,000.00	1,044.00	4.56	0.90
Hypothetical*	1,000.00	1,020.33	4.51	0.90
Select Class
Actual*	1,000.00	1,042.70	5.82	1.15
Hypothetical*	1,000.00	1,019.09	5.76	1.15

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
**	Expenses are equal to the Class’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 128/365 (to reflect the actual period). Commencement of operations was December 23, 2013.

APRIL 30, 2014	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	157

TAX LETTER

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended October 31, 2013. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2013. The information necessary to complete your income tax returns for the calendar year ending December 31, 2013 was provided under separate cover.

Foreign Source Income and Foreign Tax Credit Pass Through

For the fiscal year ended October 31, 2013, the Funds elected to pass through to shareholders the income tax credit for taxes paid to foreign countries. Gross income and foreign tax expenses were as follows or amounts as finally determined (amounts in thousands):

	Gross Income	Foreign Tax Pass Through
Emerging Economies Fund	$23,327	$2,205
Emerging Markets Equity Fund	69,539	5,166
Global Equity Income Fund	2,268	180
International Equity Fund	41,212	2,759
International Equity Index Fund	15,087	1,370
International Opportunities Fund	34,921	2,067
International Unconstrained Equity Fund	94	8
International Value Fund	87,133	5,909
Intrepid International Fund	14,223	1,060

The pass-through of the foreign tax credit will only affect those persons who were shareholders on the dividend record date in December 2013. These shareholders received more detailed information along with their 2013 Form 1099-DIV.

158	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2014

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2014. All rights reserved. April 2014.	SAN-INTEQ-414

Semi-Annual Report

J.P. Morgan Tax Aware Funds

April 30, 2014 (Unaudited)

JPMorgan Tax Aware Equity Fund

JPMorgan Tax Aware Real Return Fund

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

May 29, 2014 (Unaudited)

Dear Shareholder:

Broad improvement in the global economy — particularly in developed markets — drove global equity prices to successive record highs during the six months ended April 30, 2014. While bond markets experienced periodic volatility, the concerted efforts of central banks to hold down interest rates and thus tamp down inflationary pressures ultimately helped bond prices to recover somewhat toward the end of the period. Globally, investors appeared to shrug off events that had rattled financial markets: the U.S. Federal Reserve’s (the “Fed”) decision to taper its asset purchasing; severe winter weather across large parts of the U.S.; the continuing political/military crisis in Ukraine; and broad concerns about the health of China’s economy.

“Central bank policies in the U.S. and Europe are beginning to diverge, with the Fed moving toward a more normalized economy and the European Central Bank committed to intervention and guarding against the threat of price deflation.”

In December, the Fed followed through on its stated policy direction and reduced its monthly purchases of U.S. Treasury bonds and mortgage-backed securities by $10 billion to $75 billion and further cut purchases to $55 billion by the end of April. The initial move in December set off a rally in U.S. equities that drove share prices to record highs by the end of calendar year 2013.

While U.S. economic indicators showed incremental improvement through the first half of the reporting period, a string of winter storms curbed economic activity and held down productivity to a larger extent than was generally known at the time. Subsequent data showed the U.S. economy shrank by 1% in the first three months of 2014, even as consumer spending on services had the largest increase in 14 years. Winter storms crimped profits at airlines, parcel delivery firms and homebuilders. Bond prices rebounded somewhat in 2014, as slower-than-expected domestic growth and instability in emerging markets lifted demand for fixed income securities. For the six months ended April 30, 2014, the Standard & Poor’s 500 Index returned 8.36%, while the Barclays U.S. Aggregate Index returned 1.74%.

In Europe, the crisis in Ukraine threatened to disrupt the economic stability that had returned during the second half of 2013. Though a direct military confrontation between Ukraine and Russia had largely been avoided, the imposition of economic sanctions against leading members of Russian President Vladimir Putin’s inner circle raised questions about Europe’s dependence on natural gas exports from Russia. At the end of the reporting period, European energy supplies remained intact. Moreover, the European Union’s continued economic recovery — marked by Ireland’s exit from the bloc’s bailout program — and healthy corporate profits, combined with mergers and acquisitions activity, helped to lift equity markets. Bond prices across Europe also gained as instability in emerging markets drove investors to seek yield elsewhere.

In Japan, equity markets reached record highs and outperformed other developed markets at the end of calendar year 2013. However, investor enthusiasm for the policies of Prime Minister Shinzo Abe began to recede in 2014 as the Japanese economy showed signs of sputtering. An April 1, 2014 increase in the national consumption tax further weakened investor sentiment amid concerns the tax hike would curb domestic demand. Exporters, particularly automakers, came under pressure on expectations that a strengthening yen may erase the comparative advantage they had enjoyed over the past year. The Morgan Stanley Capital International Europe, Australasia, Far East Index (net of foreign withholding taxes) returned 4.44% for the six-month period.

China and Emerging Markets

Emerging market volatility continued throughout the six-month period. The Fed’s decision in December to taper off asset purchases sparked a sell-off across emerging markets that drove volatility in emerging market currencies. Disappointing economic data from China, combined with the first default in the Chinese bond market, again raised concerns about the potential for a sharp slowdown in growth. Demand from China is a major driver of emerging market exports and a slower growth in the Chinese economy would have an outsized impact on emerging market economies. Elsewhere, a currency crisis in Argentina and political uncertainty surrounding election cycles in select emerging markets also weighed on financial markets. The Morgan Stanley Capital International Emerging Markets Index (net of foreign withholdings taxes) returned -2.98% for the six-month period. Despite the headwinds facing emerging markets, the Barclays Emerging Markets USD Aggregate Index returned 3.00%, which illustrates the extent to which investors were willing to take on risk in their search for extra yield.

Central bank policies in the U.S. and Europe are beginning to diverge, with the Fed moving toward a more normalized economy and the European Central Bank committed to intervention and guarding against the threat of price deflation. The trajectory of Japan’s economy is uncertain and emerging markets remain vulnerable to shocks from developments in China, changes in investor sentiment and domestic political turmoil. This backdrop reinforces the wisdom of maintaining a long-term view of your investment portfolio and the benefits derived from diversified holdings.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

APRIL 30, 2014	J.P. MORGAN TAX AWARE FUNDS	1

JPMorgan Tax Aware Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2014 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Institutional Class Shares)*	8.48%
S&P 500 Index	8.36%

Net Assets as of 4/30/2014 (In Thousands)	$1,237,258

INVESTMENT OBJECTIVE**

The JPMorgan Tax Aware Equity Fund (the “Fund”) seeks to provide high after-tax total return from a portfolio of selected equity securities.

HOW DID THE MARKET PERFORM?

Central banks in most developed market economies continued their efforts to stimulate growth with accommodative policies. In the U.S., the Federal Reserve reduced its monthly asset purchases by $30 billion to $55 billion in the face of steady improvements in employment and other economic indicators. The move set off a wave of selling in emerging markets that led to some currency volatility. While the pace of the sell-off abated in the latter part of the reporting period, emerging markets overall continued to underperform developed markets. In the European Union, economic recovery continued and corporate earnings and mergers and acquisitions activity bolstered share prices.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Institutional Class Shares) outperformed the S&P 500 Index (the “Benchmark”) for the six months ended April 30, 2014. The Fund’s security selection in the semiconductors sector and its security selection and relative underweight position in the retail sectors contributed to the Fund’s performance relative to the Benchmark. However, the Fund’s security selection in the media and pharmaceuticals/medical technology sectors detracted from relative performance.

Individual contributors to the Fund’s relative performance included its overweight positions versus the Benchmark in Avago Technologies Ltd., Cheniere Energy Inc. and Alcoa Inc.

Shares of Avago, a Singapore maker of analog semiconductors that was not held in the Benchmark, gained on better-than-expected year-over-year revenue growth in the wireless and wired infrastructure segments, as well as on robust overall gross margin. Shares of Cheniere Energy, a U.S. energy company engaged primarily in the operation of natural gas terminals and pipelines that was not held in the Benchmark, strengthened on the growth of domestic U.S. energy supplies from hydraulic fracturing. Shares of Alcoa, a U.S. aluminum company, rose on the closure of plants that were uncompetitive or that provided excess capacity.

Individual detractors from the Fund’s relative performance included its overweight positions versus the Benchmark in Bristol-Myers Squibb Co., General Motors Corp. and Freeport-McMoRan Copper & Gold Inc. Shares of Bristol-Myers, a U.S. drug maker, weakened amid investor concerns about management’s commitment to Phase III trials for a lung cancer treatment. Shares of General Motors, a U.S. auto maker, declined amid federal investigations into its delayed response to faulty ignition systems in millions of GM vehicles. Shares of Freeport-McMoRan, a U.S. mining company, fell amid an Indonesian government proposal for an export tax on mineral ore and its demand that the company build an unprofitable smelter in the country.

HOW WAS THE FUND POSITIONED?

During the reporting period, the Fund’s portfolio managers employed a bottom-up fundamental approach to security selection, researching companies to determine what they believed to be their underlying value and potential for future earnings growth.

2	J.P. MORGAN TAX AWARE FUNDS	APRIL 30, 2014

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Apple, Inc.	3.3%
2.	Johnson & Johnson	3.1
3.	Wells Fargo & Co.	2.5
4.	United Technologies Corp.	2.5
5.	Microsoft Corp.	2.1
6.	Bank of America Corp.	2.0
7.	Schlumberger Ltd.	1.9
8.	Exxon Mobil Corp.	1.8
9.	Time Warner, Inc.	1.8
10.	QUALCOMM, Inc.	1.8

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	19.4%
Financials	14.5
Health Care	14.5
Consumer Discretionary	14.2
Industrials	11.5
Energy	9.8
Consumer Staples	6.9
Materials	3.8
Utilities	3.0
Telecommunication Services	1.6
Short-Term Investment	0.8

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of April 30, 2014. The Fund’s portfolio composition is subject to change.

APRIL 30, 2014	J.P. MORGAN TAX AWARE FUNDS	3

JPMorgan Tax Aware Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2014 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2014
		6 MONTHS*			1 YEAR			5 YEAR			10 YEAR
	Inception Date of Class	Before Taxes	After Taxes on Distributions	After Taxes on Distributions and Sale of Fund Shares	Before Taxes	After Taxes on Distributions	After Taxes on Distributions and Sale of Fund Shares	Before Taxes	After Taxes on Distributions	After Taxes on Distributions and Sale of Fund Shares	Before Taxes	After Taxes on Distributions	After Taxes on Distributions and Sale of Fund Shares
CLASS A SHARES	3/22/11
Without Sales Charge		8.26%	8.16%	4.75%	22.04%	21.81%	12.64%	18.52%	18.30%	15.11%	7.52%	7.29%	6.12%
With Sales Charge**		2.57	2.47	1.53	15.62	15.40	9.00	17.26	17.03	14.03	6.94	6.71	5.63
CLASS C SHARES	3/22/11
Without CDSC		7.97	7.92	4.55	21.40	21.30	12.19	18.16	17.98	14.80	7.35	7.15	5.98
With CDSC***		6.97	6.92	3.99	20.40	20.30	11.62	18.16	17.98	14.80	7.35	7.15	5.98
INSTITUTIONAL CLASS SHARES	1/30/97	8.48	8.35	4.91	22.54	22.22	12.99	18.83	18.56	15.37	7.66	7.41	6.24
SELECT CLASS SHARES	3/22/11	8.41	8.32	4.83	22.33	22.09	12.81	18.71	18.46	15.27	7.61	7.37	6.19

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR FUND PERFORMANCE (4/30/04 to 4/30/14)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class A, Class C and Select Class Shares prior to their inception date are based on the performance of Institutional Class Shares. The actual returns of Class A, Class C and Select Class Shares would have been lower than those shown because Class A, Class C and Select Class Shares have higher expenses than Institutional Class Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan Tax Aware Equity Fund, the S&P 500 Index and the Lipper Large-Cap Core Funds Index from April 30, 2004 to April 30, 2014. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the

Lipper Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Lipper Large-Cap Core Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment.

The Tax Aware strategy seeks to minimize shareholders’ tax liability in connection with the Fund’s distribution of realized capital gains. There can be no guarantee the strategy will minimize or eliminate such tax liability.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares, with the exception of returns noted above as after taxes.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN TAX AWARE FUNDS	APRIL 30, 2014

JPMorgan Tax Aware Real Return Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2014 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	1.77%
Barclays U.S. 1-15 Year Blend (1-17) Municipal Bond Index	2.89%
Composite Benchmark**	2.47%

Net Assets as of 4/30/2014 (In Thousands)	$2,246,723

INVESTMENT OBJECTIVE***

The JPMorgan Tax Aware Real Return Fund (the “Fund”) seeks to maximize after-tax inflation protected return.

INVESTMENT APPROACH

The Fund uses zero-coupon inflation-swaps (“inflation swaps”) in combination with tax-exempt municipal bonds to seek to create a synthetic portfolio of inflation protected securities. The Fund is designed to protect the total return generated by its tax-exempt fixed income holdings from inflation risk. The inflation swaps used by the Fund are based on cumulative percentage movements in the Consumer Price Index for All Urban Consumers (“CPI-U”). The inflation swaps are structured so that one counterparty agrees to pay the cumulative percentage change in the CPI-U over the duration of the swap. The other counterparty (the Fund) pays a compounded fixed rate (zero coupon inflation-swap rate), which is based on the “breakeven inflation rate,” calculated as the yield difference between a nominal U.S. Treasury security and a U.S. Treasury Inflation Protected Security (TIPS) of equal maturity.

The Fund’s portfolio managers aim to protect the portfolio from inflation risk across maturities. Therefore, the yield curve positioning of the underlying bonds is used as the general basis for the Fund’s inflation swap positioning. The yield curve shows the relationship between yields and maturity dates for a set of similar bonds. The Fund’s portfolio managers believe that matching the duration of the inflation protection to the duration of the underlying bonds is the most effective and efficient way to protect the portfolio from both actual realized inflation as well as the loss of value that results from an increase in inflation expectations. Duration measures the price sensitivity of a bond or a portfolio of bonds to relative changes in interest rates. However, the inflation protection is actively managed, and the Fund’s portfolio managers may elect to deviate from the curve positioning of the underlying bonds as a result of opportunities that may result from macroeconomic or technical factors.

HOW DID THE MARKET PERFORM?

Central banks in most developed market economies continued their efforts to stimulate growth with accommodative policies. In the U.S., the Federal Reserve reduced its monthly asset purchases by $30 billion to $55 billion in the face of steady improvements in employment and other economic indicators.

In the European Union, economic recovery continued and corporate earnings and mergers and acquisitions activity bolstered share prices.

Inflation, as measured by the CPI-U, was higher during the reporting period. Inflation swaps with 5-, 10-, 20- and 30-year maturities declined during the reporting period while 2-year maturities rose.

Among municipal bond securities, lower-quality issuances outperformed as investors searched for yield in the low interest rate environment. The Barclays U.S. 1-15 Year Blend (1-17) Municipal Bond Index (the “Benchmark”) returned 2.89% for the six months ended April 30, 2014.

HOW DID THE FUND PERFORM?

While the Fund (Select Class Shares) posted a positive absolute return, it underperformed the Benchmark for the six months ended April 30, 2014.

The Fund’s underperformance of the Benchmark was driven by the Fund’s preference for higher quality issuances, and its underweight position in lower-quality bonds in revenue sectors, including transportation and education. The Fund’s relative underweight to California also detracted from relative performance.

While the Fund’s inflation hedge detracted from absolute performance, the Fund managers’ decision to be less than fully hedged helped the Fund’s performance relative to the Benchmark. The Fund’s bias to the short and intermediate parts of the yield curve also helped both absolute and relative performance due to the larger decline in inflation expectations further out on the yield curve.

Additionally, the electric sector underperformed within the Benchmark and the Fund’s relative underweight in the sector helped relative performance. The Fund’s longer duration position also helped relative performance.

HOW WAS THE FUND POSITIONED?

Among the Fund’s tax-exempt fixed income investments, the Fund employed a bottom-up, security-selection-based investment approach and sought to take advantage of opportunities

APRIL 30, 2014	J.P. MORGAN TAX AWARE FUNDS	5

JPMorgan Tax Aware Real Return Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2014 (Unaudited) (continued)

stemming from increased volatility, supply pressures and headline credit risk. The Fund maintained its quality bias, as the Fund’s portfolio managers preferred higher-quality issuances. The Fund’s portfolio managers also maintained an inflation-overlay hedging strategy, using zero-coupon inflation-linked swaps to purchase protection against inflation along the yield curve.

During the period, the portfolio managers moved some of the Fund’s exposure to the intermediate part of the yield curve from the front end to better align the Fund for a potential increase in longer-term inflation expectations given the continuation of accommodative monetary policy.

**	The Fund’s Composite Benchmark is determined by adding the return of the Barclays Competitive Intermediate (1-17 Year) Maturities Index and the Barclays Inflation Swap 5 Year Zero Coupon Index.

PORTFOLIO COMPOSITION****
Municipal Bonds	96.5%
Short-Term Investment	3.5

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The Fund’s Composite Benchmark is determined by adding the return of the Barclays U.S. 1-15 Year Blend (1-17) Municipal Bond Index and the Barclays Inflation Swap 5 Year Zero Coupon Index.
***	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
****	Percentages indicated are based on total investments as of April 30, 2014. The Fund’s portfolio composition is subject to change.

6	J.P. MORGAN TAX AWARE FUNDS	APRIL 30, 2014

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2014
		6 MONTHS*			1 YEAR			5 YEAR			SINCE INCEPTION
	Inception Date of Class	Before Taxes	After Taxes on Distributions	After Taxes on Distributions and Sale of Fund Shares	Before Taxes	After Taxes on Distributions	After Taxes on Distributions and Sale of Fund Shares	Before Taxes	After Taxes on Distributions	After Taxes on Distributions and Sale of Fund Shares	Before Taxes	After Taxes on Distributions	After Taxes on Distributions and Sale of Fund Shares
CLASS A SHARES	8/31/05
Without Sales Charge		1.74%	1.74%	1.56%	(0.86)%	(0.86)%	0.58%	3.49%	3.49%	3.27%	2.79%	2.79%	2.76%
With Sales Charge**		(2.06)	(2.06)	(0.61)	(4.61)	(4.61)	(1.58)	2.71	2.71	2.65	2.33	2.33	2.39
CLASS C SHARES	8/31/05
Without CDSC		1.42	1.42	1.24	(1.43)	(1.43)	(0.02)	2.83	2.83	2.60	2.16	2.16	2.14
With CDSC****		0.42	0.42	0.67	(2.43)	(2.43)	(0.59)	2.83	2.83	2.60	2.16	2.16	2.14
CLASS R6 SHARES	8/16/13	1.92	1.92	1.75	(0.42)	(0.42)	(0.98)	3.78	3.78	3.56	3.10	3.10	3.07
INSTITUTIONAL CLASS SHARES	8/31/05	1.76	1.76	1.63	(0.61)	(0.61)	0.84	3.74	3.74	3.52	3.08	3.08	3.05
SELECT CLASS SHARES	8/31/05	1.77	1.77	1.56	(0.77)	(0.77)	0.64	3.60	3.60	3.37	2.93	2.93	2.89

*	Not annualized.
**	Sales Charge for Class A Shares is 3.75%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (8/31/05 TO 4/30/14)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on August 31, 2005.

Returns for Class R6 Shares prior to its inception date are based on the performance of Institutional Class Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Institutional Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Tax Aware Real Return Fund, the Barclays U.S. 1-15 Year Blend (1-17) Municipal Bond Index, the Tax Aware Real Return Composite Benchmark and the Lipper Intermediate Municipal Debt Funds Index from August 31, 2005 to April 30, 2014. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Barclays U.S. 1-15 Year Blend (1-17) Municipal Bond Index and the Tax Aware Real Return Composite Benchmark does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmarks, if applicable. The performance of the Lipper Intermediate Municipal Debt Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund.

The Barclays U.S. 1-15 Year Blend (1-17) Municipal Bond Index represents the performance of municipal bonds with maturities from 1 to 17 years. The Tax Aware Real Return Composite Benchmark is determined by adding the return of the Barclays U.S. 1-15 Year Blend (1-17) Municipal Bond Index and the Barclays Inflation Swap 5 Year Zero Coupon Index. The Lipper Intermediate Municipal Debt Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment. For some investors, income from municipal bonds may be subject to the Alternative Minimum Tax. Capital gains, if any, are federally taxable. Income may be subject to state and local taxes.

The Tax Aware strategy seeks to minimize shareholders’ tax liability in connection with the Fund’s distribution of realized capital gains. There can be no guarantee the strategy will minimize or eliminate such tax liability.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares, with the exception of returns noted above as after taxes.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

APRIL 30, 2014	J.P. MORGAN TAX AWARE FUNDS	7

JPMorgan Tax Aware Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2014 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 99.4%
	Consumer Discretionary — 14.3%
	Auto Components — 0.8%
149	Johnson Controls, Inc.	6,714
37	TRW Automotive Holdings Corp. (a)	2,984

		9,698

	Automobiles — 1.4%
512	General Motors Co.	17,667

	Hotels, Restaurants & Leisure — 1.0%
166	Yum! Brands, Inc.	12,807

	Household Durables — 0.2%
24	Harman International Industries, Inc.	2,608

	Internet & Catalog Retail — 1.4%
26	Amazon.com, Inc. (a)	8,001
7	Priceline Group, Inc. (The) (a)	8,564

		16,565

	Media — 6.5%
93	CBS Corp. (Non-Voting), Class B	5,400
426	Comcast Corp., Class A	22,067
152	DISH Network Corp., Class A (a)	8,654
44	Time Warner Cable, Inc.	6,294
338	Time Warner, Inc.	22,487
114	Twenty-First Century Fox, Inc., Class A	3,646
149	Walt Disney Co. (The)	11,816

		80,364

	Specialty Retail — 2.8%
11	AutoZone, Inc. (a)	5,616
174	Home Depot, Inc. (The)	13,856
338	Lowe’s Cos., Inc.	15,495

		34,967

	Textiles, Apparel & Luxury Goods — 0.2%
29	V.F. Corp.	1,798

	Total Consumer Discretionary	176,474

	Consumer Staples — 6.9%
	Beverages — 1.7%
101	Constellation Brands, Inc., Class A (a)	8,078
93	Molson Coors Brewing Co., Class B	5,607
84	PepsiCo, Inc.	7,218

		20,903

	Food & Staples Retailing — 1.1%
35	Costco Wholesale Corp.	4,042
138	CVS Caremark Corp.	10,042

		14,084

SHARES	SECURITY DESCRIPTION	VALUE($)

	Food Products — 1.5%
132	Archer-Daniels-Midland Co.	5,776
103	General Mills, Inc.	5,441
220	Mondelez International, Inc., Class A	7,854

		19,071

	Household Products — 2.2%
119	Colgate-Palmolive Co.	8,018
230	Procter & Gamble Co. (The)	18,982

		27,000

	Personal Products — 0.4%
67	Estee Lauder Cos., Inc. (The), ClassA	4,852

	Total Consumer Staples	85,910

	Energy — 9.8%
	Energy Equipment & Services — 2.8%
180	Halliburton Co.	11,327
234	Schlumberger Ltd.	23,726

		35,053

	Oil, Gas & Consumable Fuels — 7.0%
134	Anadarko Petroleum Corp.	13,283
52	Cheniere Energy, Inc. (a)	2,927
78	EOG Resources, Inc.	7,675
44	EQT Corp.	4,830
224	Exxon Mobil Corp.	22,925
204	Occidental Petroleum Corp.	19,581
83	Phillips 66	6,930
144	Valero Energy Corp.	8,241

		86,392

	Total Energy	121,445

	Financials — 14.5%
	Banks — 6.7%
1,612	Bank of America Corp.	24,403
93	BB&T Corp.	3,479
404	Citigroup, Inc.	19,353
34	SVB Financial Group (a)	3,601
636	Wells Fargo & Co.	31,594

		82,430

	Capital Markets — 2.6%
18	Goldman Sachs Group, Inc. (The)	2,826
134	Invesco Ltd.	4,714
590	Morgan Stanley	18,235
110	State Street Corp.	7,104

		32,879

	Consumer Finance — 0.5%
89	Capital One Financial Corp.	6,593

SEE NOTES TO FINANCIAL STATEMENTS.

8	J.P. MORGAN TAX AWARE FUNDS	APRIL 30, 2014

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Diversified Financial Services — 1.0%
58	IntercontinentalExchange Group, Inc.	11,902

	Insurance — 3.7%
153	ACE Ltd., (Switzerland)	15,609
99	Hartford Financial Services Group, Inc. (The)	3,540
151	Marsh & McLennan Cos., Inc.	7,424
371	MetLife, Inc.	19,408

		45,981

	Total Financials	179,785

	Health Care — 14.5%
	Biotechnology — 3.0%
60	Alexion Pharmaceuticals, Inc. (a)	9,449
46	Biogen Idec, Inc. (a)	13,151
68	Celgene Corp. (a)	10,011
74	Vertex Pharmaceuticals, Inc. (a)	4,990

		37,601

	Health Care Equipment & Supplies — 0.6%
178	Boston Scientific Corp. (a)	2,241
65	Stryker Corp.	5,044

		7,285

	Health Care Providers & Services — 2.2%
93	Humana, Inc.	10,256
227	UnitedHealth Group, Inc.	17,029

		27,285

	Health Care Technology — 0.4%
17	athenahealth, Inc. (a)	2,087
67	Cerner Corp. (a)	3,453

		5,540

	Life Sciences Tools & Services — 0.5%
24	Mettler-Toledo International, Inc. (a)	5,558

	Pharmaceuticals — 7.8%
59	Allergan, Inc.	9,728
421	Bristol-Myers Squibb Co.	21,065
381	Johnson & Johnson	38,551
330	Merck & Co., Inc.	19,330
51	Perrigo Co. plc, (Ireland)	7,323

		95,997

	Total Health Care	179,266

	Industrials — 11.6%
	Aerospace & Defense — 4.3%
226	Honeywell International, Inc.	20,955
50	Textron, Inc.	2,064

SHARES	SECURITY DESCRIPTION	VALUE($)

	Aerospace & Defense — continued
258	United Technologies Corp.	30,519

		53,538

	Airlines — 1.1%
155	Delta Air Lines, Inc.	5,699
179	United Continental Holdings, Inc. (a)	7,304

		13,003

	Building Products — 0.8%
504	Masco Corp.	10,125

	Construction & Engineering — 0.9%
146	Fluor Corp.	11,056

	Electrical Equipment — 1.4%
128	Eaton Corp. plc	9,292
124	Emerson Electric Co.	8,464

		17,756

	Machinery — 2.1%
96	Flowserve Corp.	7,001
206	PACCAR, Inc.	13,183
51	WABCO Holdings, Inc. (a)	5,446

		25,630

	Road & Rail — 1.0%
16	Canadian Pacific Railway Ltd., (Canada)	2,444
338	CSX Corp.	9,542

		11,986

	Total Industrials	143,094

	Information Technology — 19.5%
	Communications Equipment — 2.9%
612	Cisco Systems, Inc.	14,133
281	QUALCOMM, Inc.	22,110

		36,243

	Internet Software & Services — 3.8%
213	eBay, Inc. (a)	11,026
28	Google, Inc., Class A (a)	15,068
40	Google,Inc.,Class C (a)	21,087

		47,181

	IT Services — 2.0%
46	Accenture plc, (Ireland), Class A	3,719
28	Alliance Data Systems Corp. (a)	6,822
192	MasterCard, Inc., Class A	14,150

		24,691

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2014	J.P. MORGAN TAX AWARE FUNDS	9

JPMorgan Tax Aware Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2014 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Semiconductors & Semiconductor Equipment — 3.0%
41	ASML Holding N.V., (Netherlands)	3,318
337	Avago Technologies Ltd., (Singapore)	21,405
77	KLA-Tencor Corp.	4,914
127	Lam Research Corp. (a)	7,337

		36,974

	Software — 4.4%
116	Adobe Systems, Inc. (a)	7,125
59	Citrix Systems, Inc. (a)	3,472
630	Microsoft Corp.	25,440
450	Oracle Corp.	18,416

		54,453

	Technology Hardware, Storage & Peripherals — 3.4%
70	Apple, Inc.	41,225

	Total Information Technology	240,767

	Materials — 3.8%
	Chemicals — 1.8%
224	Dow Chemical Co. (The)	11,157
95	Monsanto Co.	10,533

		21,690

	Construction Materials — 0.4%
44	Martin Marietta Materials, Inc.	5,409

	Metals & Mining — 1.6%
556	Alcoa, Inc.	7,489
220	Freeport-McMoRan Copper & Gold, Inc.	7,553
181	United States Steel Corp.	4,697

		19,739

	Total Materials	46,838

SHARES	SECURITY DESCRIPTION	VALUE($)
	Telecommunication Services — 1.6%
	Diversified Telecommunication Services — 1.6%
434	Verizon Communications, Inc.	20,272

	Utilities — 2.9%
	Electric Utilities — 1.4%
113	FirstEnergy Corp.	3,821
132	NextEra Energy, Inc.	13,198

		17,019

	Multi-Utilities — 1.5%
173	CenterPoint Energy, Inc.	4,287
79	Dominion Resources, Inc.	5,695
260	NiSource, Inc.	9,451

		19,433

	Total Utilities	36,452

	Total Common Stocks (Cost $835,447)	1,230,303

Short-Term Investment — 0.9%
10,525	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.010% (b) (l) (m) (Cost $10,525)	10,525

	Total Investments — 100.3% (Cost $845,972)	1,240,828
	Liabilities in Excess of Other Assets — (0.3)%	(3,570)

	NET ASSETS — 100.0%	$1,237,258

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

10	J.P. MORGAN TAX AWARE FUNDS	APRIL 30, 2014

JPMorgan Tax Aware Real Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2014 (Unaudited)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — 98.4% (t)
	Alabama — 0.4%
	Education — 0.4%
8,135	Alabama Public School & College Authority, Capital Improvement, Rev., 5.000%, 12/01/16	9,086

	Arizona — 3.0%
	Education — 0.0% (g)
175	Arizona State University, Rev., AMBAC, 5.000%, 07/01/19	184

	General Obligation — 0.8%
	City of Goodyear,
1,300	GO, AGM, 6.000%, 07/01/17	1,511
1,375	GO, AGM, 6.000%, 07/01/18	1,639
1,400	GO, AGM, 6.000%, 07/01/19	1,649
3,450	City of Phoenix, Various Purpose, Series A, GO, 5.000%, 07/01/17	3,915
725	Maricopa County Unified School District No. 48, Scottsdale, School Improvement, Series A, GO, NATL-RE, FGIC, 5.000%, 07/01/15 (p)	766
275	Maricopa County Unified School District No. 48, Scottsdale, Unrefunded Balance, School Improvement, Series A, GO, NATL-RE, FGIC, 5.000%, 07/01/16	290
8,130	Maricopa County Unified School District No. 69-Paradise Valley, GO, NATL-RE, FGIC, 5.200%, 07/01/16	8,944

		18,714

	Other Revenue — 2.0%
	Arizona State Transportation Board,
16,705	Series A, Rev., GAN, 5.250%, 07/01/25	19,275
17,135	Series A, Rev., GAN, 5.250%, 07/01/26	19,681
3,000	Arizona State Transportation Board, Maricopa County Regional Area Road, Rev., 5.000%, 07/01/24	3,497
	Phoenix Civic Improvement Corp., Senior Lien,
1,085	Series C, Rev., 5.000%, 07/01/22	1,275
1,000	Series C, Rev., 5.000%, 07/01/24	1,154

		44,882

	Special Tax — 0.1%
1,845	Scottsdale Municipal Property Corp., Excise Tax, Rev., 5.000%, 07/01/17	2,094

	Utility — 0.1%
1,500	Salt River Project Agricultural Improvement & Power District, Series A, Rev., 5.000%, 01/01/22	1,721

	Total Arizona	67,595

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Arkansas — 0.4%
	Special Tax — 0.3%
5,650	City of Fayetteville, Sales & Use Tax, Series A, Rev., AGM, 4.750%, 11/01/18	6,132

	Water & Sewer — 0.1%
1,815	City of Fort Smith, Water & Sewer, Rev., AGM, 5.000%, 10/01/22	2,074

	Total Arkansas	8,206

	California — 9.1%
	Education — 1.5%
2,000	California Educational Facilities Authority, University of Southern California, Series A, Rev., 5.000%, 10/01/39	2,192
8,700	California State Public Works Board, University of California, Series H, Rev., 5.000%, 09/01/32	9,564
	California State Public Works Board, University of California Research Project,
3,025	Series E, Rev., 5.250%, 10/01/16	3,376
	University of California,
5,285	Series O, Rev., 5.750%, 05/15/28	6,328
5,000	Series O, Rev., 5.750%, 05/15/29	5,979
6,045	University of California Regents Medical Center, Series A, Rev., NATL-RE, 4.750%, 05/15/22	6,369

		33,808

	General Obligation — 4.0%
	Carlsbad Unified School District,
465	GO, Zero Coupon, 05/01/14	465
2,500	GO, Zero Coupon, 05/01/16	2,472
2,000	GO, Zero Coupon, 05/01/17	1,919
1,490	GO, Zero Coupon, 05/01/19	1,347
3,445	Center Unified School District, Election of 1991, Series D, GO, NATL-RE, Zero Coupon, 08/01/26	1,946
	Contra Costa Community College District,
2,115	GO, 5.000%, 08/01/21	2,563
1,000	GO, 5.000%, 08/01/22	1,196
1,000	GO, 5.000%, 08/01/24	1,173
1,090	Evergreen Elementary School District, Series A, GO, AGM, 6.000%, 08/01/16	1,223
5,845	Grossmont-Cuyamaca Community College District, Capital Appreciation, GO, AGC, Zero Coupon, 08/01/15	5,816
	Los Angeles Unified School District,
1,000	Series A-1, GO, AGM, 5.000%, 07/01/19	1,128
2,750	Series B, GO, FGIC, 4.750%, 07/01/21	2,988
5,000	Series D, GO, 5.250%, 07/01/24	5,869

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2014	J.P. MORGAN TAX AWARE FUNDS	11

JPMorgan Tax Aware Real Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2014 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — continued
	General Obligation — continued
80	Los Angeles Unified School District, Headquarters Building Projects, Series B, COP, 5.000%, 10/01/31	88
	San Diego Unified School District, Election of 1998,
3,800	Series C-2, GO, AGM, 5.500%, 07/01/24	4,752
1,000	Series F-1, GO, AGM, 5.250%, 07/01/28	1,217
2,860	San Francisco City & County, Clean & Safe Neighborhood Park, GO, 4.000%, 06/15/24	3,095
	State Center Community College District,
1,705	GO, 5.000%, 08/01/22	2,037
1,000	GO, 5.000%, 08/01/24	1,169
1,000	State of California, GO, 5.000%, 08/01/16	1,103
	State of California, Various Purpose,
1,720	GO, 5.000%, 03/01/16	1,866
940	GO, 5.000%, 04/01/16	1,023
3,810	GO, 5.000%, 04/01/17	4,290
5,000	GO, 5.000%, 04/01/20	5,827
2,000	GO, 5.000%, 09/01/26	2,276
10,000	GO, 5.500%, 04/01/18	11,730
5,000	GO, 5.500%, 04/01/21	5,945
5,000	GO, 5.625%, 04/01/26	5,873
6,600	GO, 6.500%, 04/01/33	8,044

		90,440

	Hospital — 0.2%
	California Health Facilities Financing Authority, Providence Health & Services,
1,500	Series C, Rev., 6.250%, 10/01/24	1,779
2,000	Series C, Rev., 6.250%, 10/01/28	2,396
1,000	University of California, Unrefunded Balance, UCLA Medical Center, Series B, Rev., AMBAC, 5.500%, 05/15/20	1,002

		5,177

	Industrial Development Revenue/Pollution Control Revenue — 0.0% (g)
200	California Infrastructure & Economic Development Bank, Revolving Fund, Rev., 5.000%, 10/01/14	204

	Other Revenue — 2.5%
	California State University, Unrefunded Balance, Systemwide,
1,040	Series A, Rev., AGM, 4.750%, 11/01/22	1,044
870	Series A, Rev., AGM, 4.750%, 11/01/24	873
2,475	Golden West Schools Financing Authority, Placentia-Yorba Linda University, Rev., AMBAC, 5.500%, 08/01/20	2,956

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Other Revenue — continued
105	Los Altos School District, GO, AMBAC, 5.000%, 08/01/16 (p)	116
145	Los Altos School District, Unrefunded Balance, GO, AMBAC, 5.000%, 08/01/21	159
	Los Angeles Department of Water & Power, Power System,
2,500	Series A, Rev., 5.000%, 07/01/23	3,030
25,385	Series B, Rev., 5.000%, 07/01/28	29,505
2,545	Metropolitan Water District Southern Water Works, Series A, Rev., 5.000%, 10/01/25	3,016
6,000	San Diego County Water Authority, Rev., 5.000%, 05/01/30	6,909
3,110	Simi Valley School Financing Authority, Rev., AGM, 5.000%, 08/01/21	3,536
5,000	University of California, Series AF, Rev., 5.000%, 05/15/27	5,884

		57,028

	Prerefunded — 0.2%
	California Infrastructure & Economic Development Bank, Bay Area Toll Bridges, First Lien,
340	Series A, Rev., AGM, 5.000%, 07/01/22 (p)	416
2,315	Series A, Rev., FGIC, 5.000%, 07/01/25 (p)	2,903

		3,319

	Utility — 0.4%
2,070	California State Department of Water Resources, Power Supply, Series H, Rev., AGM-CR, 5.000%, 05/01/21	2,397
5,000	Long Beach Bond Finance Authority, Natural Gas, Series A, Rev., 5.250%, 11/15/21	5,607

		8,004

	Water & Sewer — 0.3%
4,750	City of Santa Rosa, Capital Appreciation, Wastewater, Series B, Rev., AGM-CR, AMBAC, Zero Coupon, 09/01/23	3,402
	City of Vallejo, Water Revenue,
1,690	Rev., NATL-RE, 5.000%, 05/01/18	1,806
1,370	Rev., NATL-RE, 5.000%, 05/01/21	1,433

		6,641

	Total California	204,621

	Colorado — 2.3%
	Certificate of Participation/Lease — 0.3%
5,830	Colorado Higher Education, COP, 5.500%, 11/01/27	6,678

SEE NOTES TO FINANCIAL STATEMENTS.

12	J.P. MORGAN TAX AWARE FUNDS	APRIL 30, 2014

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — continued
	General Obligation — 1.4%
3,450	Adams 12 Five Star Schools, GO, 4.000%, 12/15/23	3,833
	Douglas County School District No. Re-1, Douglas & Elbert Counties,
4,375	GO, 5.250%, 12/15/20	5,272
6,950	GO, 5.250%, 12/15/23	8,552
2,345	GO, 5.250%, 12/15/25	2,926
10,000	Jefferson County School District No. R-1, GO, 5.000%, 12/15/22	12,047

		32,630

	Prerefunded — 0.5%
2,170	Colorado Higher Education, COP, 5.500%, 11/01/18 (p)	2,575
4,250	Dawson Ridge Metropolitan District No. 1, Series A, GO, Zero Coupon, 10/01/22 (p)	3,461
5,000	Regional Transportation District, Fastracks Project, Series A, Rev., AMBAC, 5.000%, 11/01/16 (p)	5,570

		11,606

	Utility — 0.1%
1,225	Platte River Power Authority, Series HH, Rev., 5.000%, 06/01/22	1,428

	Total Colorado	52,342

	Connecticut — 1.3%
	Certificate of Participation/Lease — 0.1%
3,000	State of Connecticut, Transportation Infrastructure, Special Tax, Series A, Rev., COP, AMBAC, 5.000%, 07/01/15 (p)	3,168

	Education — 0.1%
1,000	Connecticut State Health & Educational Facility Authority, Quinnipiac University, Series I, Rev., NATL-RE, 5.000%, 07/01/26	1,102

	General Obligation — 1.0%
	City of Greenwich,
325	GO, 4.000%, 06/01/22	350
200	GO, 5.000%, 06/01/20	230
	City of Hartford,
1,325	GO, AGC, 5.000%, 11/15/15	1,417
250	GO, AGC, 5.000%, 11/15/16	277
270	GO, AGC, 5.000%, 11/15/17	307
345	GO, AGC, 5.000%, 11/15/18	397
	State of Connecticut,
3,500	Series B, GO, AMBAC, 5.250%, 06/01/19	4,144
4,980	Series B, GO, AMBAC, 5.250%, 06/01/20	5,982
8,200	Series E, GO, 5.000%, 08/15/30	9,364

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	General Obligation — continued
650	Town of Trumbull, GO, 5.000%, 09/15/15	693

		23,161

	Transportation — 0.0% (g)
1,000	State of Connecticut, Transportation Infrastructure, Special Tax, Series A, Rev., 4.000%, 12/01/15	1,060

	Water & Sewer — 0.1%
	South Central Regional Water Authority, Water System Revenue,
250	Series A, Rev., NATL-RE, 5.250%, 08/01/19	297
1,290	Series A, Rev., NATL-RE, 5.250%, 08/01/20	1,547

		1,844

	Total Connecticut	30,335

	Delaware — 0.2%
	General Obligation — 0.0% (g)
1,000	State of Delaware, Series C, GO, 5.000%, 03/01/21	1,209

	Other Revenue — 0.2%
	University of Delaware,
1,000	Series B, Rev., 5.000%, 11/01/15	1,072
1,000	Series B, Rev., 5.000%, 11/01/18	1,167
1,000	Series B, Rev., 5.000%, 11/01/21	1,157
500	Wilmington Parking Authority, Rev., AGM, 5.250%, 09/15/15	532

		3,928

	Total Delaware	5,137

	District of Columbia — 1.1%
	Other Revenue — 1.1%
	District of Columbia Water & Sewer Authority, Sub Lien,
5,000	Series C, Rev., 5.000%, 10/01/25	5,881
5,000	Series C, Rev., 5.000%, 10/01/29	5,723
	District of Columbia, Income Tax,
3,395	Series A, Rev., 5.000%, 12/01/17	3,897
6,000	Series A, Rev., 5.000%, 12/01/19	7,109
2,000	Series A, Rev., 5.000%, 12/01/20	2,391

	Total District of Columbia	25,001

	Florida — 4.1%
	Certificate of Participation/Lease — 0.2%
3,000	Tampa Sports Authority, Sales Tax Payments Stadium Project, Rev., COP, AGM, 5.000%, 01/01/23	3,093

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2014	J.P. MORGAN TAX AWARE FUNDS	13

JPMorgan Tax Aware Real Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2014 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — continued
	Certificate Of Participation/Lease — 0.1%
2,500	Miami-Dade County, School Board, Series A, COP, NATL-RE, FGIC, 5.000%, 05/01/18	2,773

	General Obligation — 2.7%
	Florida State Board of Education, Public Education Capital Outlay,
5,090	Series A, GO, 5.000%, 06/01/24	5,934
15,000	Series B, GO, 4.750%, 06/01/21	15,831
32,375	Series D, GO, 5.000%, 06/01/25	38,092
135	State of Florida, Department of Transportation, Right of Way, Series A, GO, 5.000%, 07/01/14	136

		59,993

	Other Revenue — 0.2%
1,800	City of Port St. Lucie, Utilities Systems, Rev., AGC, 5.000%, 09/01/15	1,912
2,500	Tampa Bay Water Florida Utility System Revenue, Regional Water Supply Authority, Rev., NATL-RE, FGIC, 5.250%, 10/01/16	2,790

		4,702

	Prerefunded — 0.2%
4,900	City of Gainesville, Utilities System, Series A, Rev., AGM, 5.000%, 10/01/15 (p)	5,228

	Water & Sewer — 0.7%
15,180	Miami-Dade County, Water & Sewer Systems, Series B, Rev., AGM, 5.000%, 10/01/15	16,201

	Total Florida	91,990

	Georgia — 5.0%
	Education — 0.1%
1,050	Private Colleges & Universities Authority, Emory University, Series B, Rev., 5.000%, 09/01/19	1,240

	General Obligation — 2.5%
5,000	Douglas County School District, GO, AGM, 5.000%, 04/01/17	5,641
	State of Georgia,
3,425	Series A, GO, 5.000%, 09/01/15 (p)	3,645
3,140	Series B, GO, 5.000%, 07/01/19	3,721
3,300	Series B, GO, 5.000%, 07/01/20	3,960
1,000	Series B, GO, 5.750%, 08/01/17	1,163
14,960	Series C, GO, 5.000%, 07/01/17	16,993
3,935	Series E, GO, 5.000%, 08/01/16	4,342
14,790	Series F, GO, 5.000%, 12/01/19	17,627

		57,092

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Other Revenue — 0.6%
6,000	City of Atlanta, Airport, Series A, Rev., 5.000%, 01/01/21	7,069
5,000	Fulton County, Water & Sewerage, Rev., 5.000%, 01/01/23	5,820
125	Henry County Water & Sewerage Authority, Rev., 5.000%, 02/01/29	142

		13,031

	Special Tax — 0.5%
10,000	Georgia State Road and Tollway Authority, Federal Highway, Grant Anticipation Bonds, Series A, Rev., AGM, 5.000%, 06/01/18	11,527

	Transportation — 0.5%
	Georgia State Road and Tollway Authority, Federal Highway, Grant Anticipation Bonds,
7,375	Rev., NATL-RE, 5.000%, 06/01/17	8,022
2,000	Rev., NATL-RE, 5.000%, 06/01/18	2,177

		10,199

	Utility — 0.3%
5,700	Municipal Electric Authority of Georgia, Series B, Rev., 6.250%, 01/01/17	6,507

	Water & Sewer — 0.5%
6,895	Cobb County, Water & Sewer, Rev., 5.000%, 07/01/22	7,935
3,335	Gwinnett County Water & Sewerage Authority, Rev., 5.000%, 08/01/19	3,842

		11,777

	Total Georgia	111,373

	Hawaii — 0.9%
	General Obligation — 0.1%
2,750	State of Hawaii, Series D, GO, 5.000%, 06/01/16 (p)	3,015

	Transportation — 0.2%
	State of Hawaii,
1,500	Rev., 5.000%, 01/01/15	1,549
2,575	Rev., 5.000%, 01/01/19	3,001

		4,550

	Water & Sewer — 0.6%
	City & County of Honolulu, Wastewater System, Second Bond Resolution,
3,740	Series A, Rev., AGM, 5.000%, 07/01/23	4,270
2,740	Series A, Rev., AGM, 5.000%, 07/01/24	3,129
4,915	Series A, Rev., AGM, 5.000%, 07/01/25	5,612

		13,011

	Total Hawaii	20,576

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN TAX AWARE FUNDS	APRIL 30, 2014

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — continued
	Idaho — 0.4%
	Hospital — 0.4%
8,000	Idaho Health Facilities Authority, Trinity Health Group, Series B, Rev., 6.000%, 12/01/23	9,388

	Illinois — 1.1%
	General Obligation — 0.0% (g)
140	Du Page & Will Counties Community School District No. 204 Indian Prairie, School Building, Series F, GO, AGM-CR, FGIC, 6.250%, 12/30/21	177
625	Village of Schaumburg, Series A, GO, 4.000%, 12/01/20	704

		881

	Other Revenue — 0.4%
4,850	City of Chicago, Second Lien Water Project, Rev., 4.000%, 11/01/37	4,507
3,000	Illinois State Toll Highway Authority, Series A, Rev., 5.000%, 12/01/22	3,592

		8,099

	Special Tax — 0.1%
3,000	City of Chicago, Sales Tax, Rev., AGM, 5.000%, 01/01/18	3,142

	Transportation — 0.5%
5,000	Chicago O’Hare International Airport, Third Lien, Series A, Rev., AGC-ICC, AMBAC, 5.000%, 01/01/22	5,277
610	Chicago Transit Authority, Capital Grant, Federal Transit Administration, Rev., AMBAC, 5.000%, 12/01/16 (p)	682
5,000	Illinois State Toll Highway Authority, Series A, Rev., AGM, 5.500%, 01/01/15	5,177
750	Regional Transportation Authority, Series A, Rev., NATL-RE, 6.000%, 07/01/24	956

		12,092

	Water & Sewer — 0.1%
1,125	City of Chicago, Wastewater Transmission, Series A, Rev., BHAC, 5.250%, 01/01/30	1,238

	Total Illinois	25,452

	Indiana — 1.3%
	Education — 0.2%
3,570	Purdue University, Student Facilities Systems, Series A, Rev., 5.250%, 07/01/20	4,303

	Other Revenue — 1.1%
2,125	Center Grove 2000 Building Corp., First Mortgage, Rev., NATL-RE, FGIC, 5.250%, 07/10/24	2,244

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Other Revenue — continued
160	Indiana Bond Bank, Special Program, Series D, Rev., AGM, 5.000%, 08/01/19	172
9,870	Indiana Finance Authority, Revolving Fund, Series A, Rev., 5.000%, 02/01/26	11,503
1,700	Indianapolis Local Public Improvement Bond Bank, Series B, Rev., 5.000%, 02/01/15	1,761
1,750	Indianapolis Local Public Improvement Bond Bank, Pilot Infrastructure Project, Series F, Rev., AGM, 5.000%, 01/01/22	2,025
4,050	Indianapolis Local Public Improvement Bond Bank, Stormwater Project, Series D, Rev., 5.000%, 01/01/26	4,701
	South Bend Community School Corp., First Mortgage,
855	Rev., AGM, 5.000%, 01/05/16	920
1,030	Rev., AGM, 5.000%, 07/05/17	1,164

		24,490

	Total Indiana	28,793

	Iowa — 0.4%
	General Obligation — 0.1%
1,070	City of Des Moines, Capital Loan Notes, Series C, GO, 5.000%, 06/01/15	1,126

	Other Revenue — 0.3%
	Iowa Finance Authority, State Revolving Fund,
1,000	Rev., 5.000%, 08/01/19	1,184
5,440	Rev., 5.000%, 08/01/26	6,285

		7,469

	Total Iowa	8,595

	Kansas — 2.8%
	Industrial Development Revenue/Pollution Control Revenue — 0.6%
	Kansas Development Finance Authority, Commerce Impact,
5,815	Rev., 5.000%, 06/01/16	6,359
6,105	Rev., 5.000%, 06/01/17	6,886

		13,245

	Other Revenue — 0.7%
1,745	Kansas Development Finance Authority, Kansas Transitional Revolving Fund, Rev., 5.000%, 10/01/16	1,858
	Kansas State Department of Transportation, Highway,
7,000	Series A, Rev., 5.000%, 09/01/16	7,747
4,800	Series A, Rev., 5.000%, 09/01/18	5,598

		15,203

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2014	J.P. MORGAN TAX AWARE FUNDS	15

JPMorgan Tax Aware Real Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2014 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — continued
	Prerefunded — 1.3%
21,045	City of Olathe & County of Labette, Capital Accumulator, Series A, Rev., Zero Coupon, 02/01/16 (p)	20,888
9,015	Reno Sedgwick Finney Counties, Capital Accumulator, Series A, Rev., NATL-RE, Zero Coupon, 04/01/16 (p)	8,935

		29,823

	Utility — 0.2%
3,755	Wyandotte County-Kansas City Unified Government, Utility System, Series 2004, Rev., AMBAC, 5.650%, 09/01/15	4,010

	Total Kansas	62,281

	Kentucky — 0.8%
	Other Revenue — 0.8%
	Kentucky State Property & Buildings Commission, Project No. 89,
6,145	Rev., AGM, 5.000%, 11/01/22	7,035
1,000	Rev., AGM, 5.000%, 11/01/24	1,142
5,185	Kentucky Turnpike Authority, Revitalization Projects, Series A, Rev., 5.000%, 07/01/28	5,883
3,955	Louisville & Jefferson County Metro Government Board of Water Works, Series A, Rev., 5.000%, 11/15/18	4,620

	Total Kentucky	18,680

	Louisiana — 0.4%
	Other Revenue — 0.1%
1,250	City of Alexandria, Utilities, Series A, Rev., 5.000%, 05/01/43	1,322

	Prerefunded — 0.3%
4,375	Louisiana Public Facilities Authority, CR, Series B, Rev., Zero Coupon, 12/01/19 (p)	3,988
3,270	Louisiana Public Facilities Authority, CR, Multi-Family Housing, Series A, Rev., Zero Coupon, 02/01/20 (p)	2,962

		6,950

	Total Louisiana	8,272

	Maryland — 2.9%
	Education — 0.4%
	University System of Maryland, Tuition,
4,340	Series A, Rev., 5.000%, 04/01/17	4,889
4,560	Series A, Rev., 5.000%, 04/01/18	5,265

		10,154

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	General Obligation — 1.3%
5,000	Montgomery County, Public Improvement, Series A, GO, 5.000%, 05/01/17	5,650
20,000	State of Maryland, State & Local Facilities, Series C, GO, 5.000%, 11/01/18	23,420

		29,070

	Other Revenue — 0.5%
4,725	Baltimore Board of School Commissioners, Rev., 5.000%, 05/01/17	5,334
4,605	Maryland State Transportation Authority, Transportation Facilities Project, Rev., 5.000%, 07/01/22	5,536

		10,870

	Transportation — 0.7%
	Maryland State Department of Transportation,
4,000	Rev., 4.000%, 03/01/18	4,339
9,880	Rev., 5.250%, 12/15/17	11,459

		15,798

	Total Maryland	65,892

	Massachusetts — 2.4%
	Certificate of Participation/Lease — 0.5%
10,000	Massachusetts Bay Transportation Authority, Series A, Rev., 5.250%, 07/01/27	12,402

	General Obligation — 0.5%
9,000	Commonwealth of Massachusetts, Series A, GO, 5.250%, 08/01/19	10,737

	Other Revenue — 0.3%
	Boston Housing Authority,
1,790	Rev., AGM, 5.000%, 04/01/15	1,861
1,770	Rev., AGM, 5.000%, 04/01/17	1,955
1,925	Massachusetts Bay Transportation Authority, Series A, Rev., 5.000%, 07/01/21	2,329

		6,145

	Prerefunded — 0.5%
200	Commonwealth of Massachusetts, Series C, GO, AGM, 5.500%, 12/01/22 (p)	251
5,000	Commonwealth of Massachusetts, Consolidated Lien, Series C, GO, NATL-RE-IBC, 5.500%, 11/01/16 (p)	5,633
5,000	Commonwealth of Massachusetts, Consolidated Loan of 2006, Series E, GO, AMBAC, 5.000%, 11/01/16 (p)	5,567

		11,451

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN TAX AWARE FUNDS	APRIL 30, 2014

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — continued
	Special Tax — 0.6%
3,840	Massachusetts School Building Authority, Series A, Rev., AGM, 5.000%, 08/15/15 (p)	4,077
7,420	Massachusetts School Building Authority, Dedicated Sales Tax, Series B, Rev., 5.000%, 08/15/30	8,449

		12,526

	Total Massachusetts	53,261

	Michigan — 1.1%
	Education — 0.2%
4,170	University of Michigan, Series A, Rev., 5.000%, 04/01/21	4,785

	General Obligation — 0.1%
1,000	Brandon School District, School Building & Site, GO, AGM, Q-SBLF, 5.000%, 05/01/17	1,083
2,000	Huron Valley School District, GO, Q-SBLF, 5.000%, 05/01/24	2,270

		3,353

	Other Revenue — 0.7%
10,000	City of Grand Rapids, Sewer System, Series A, Rev., BHAC-CR, AGM-CR, FGIC, 5.500%, 01/01/22	12,001
3,000	Michigan Finance Authority, State Revolving Fund, Clean Water, Rev., 5.000%, 10/01/21	3,613

		15,614

	Transportation — 0.1%
1,240	State of Michigan, Trunk Line Fund, Rev., 5.000%, 11/15/28	1,387

	Total Michigan	25,139

	Minnesota — 1.8%
	General Obligation — 1.3%
	Olmsted County, Crossover,
2,085	Series A, GO, 4.000%, 02/01/23	2,345
775	Series A, GO, 5.000%, 02/01/21	934
	State of Minnesota,
5,000	GO, 5.000%, 08/01/16	5,516
910	GO, 5.000%, 11/01/19	1,009
6,760	Series C, GO, 5.000%, 08/01/16	7,457
1,270	State of Minnesota, Trunk Highway, Series B, GO, 5.000%, 10/01/21	1,538
8,275	State of Minnesota, Various Purpose, Series F, GO, 5.000%, 08/01/20	9,911

		28,710

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Other Revenue — 0.5%
9,705	State of Minnesota, General Fund Refunding Appropriation, Series B, Rev., 5.000%, 03/01/25	11,314

	Total Minnesota	40,024

	Mississippi — 0.7%
	Prerefunded — 0.7%
15,750	Mississippi Housing Finance Corp., Capital Appreciation, Rev., Zero Coupon, 09/15/16 (p)	15,550

	Missouri — 4.6%
	General Obligation — 0.1%
2,260	Missouri Highways & Transportation Commission, Federal Reimbursement, Series A, GO, 5.000%, 05/01/17	2,553

	Other Revenue — 2.7%
	Kansas City Industrial Development Authority, Downtown Redevelopment District,
2,785	Series A, Rev., 5.000%, 09/01/19	3,198
7,640	Series A, Rev., 5.000%, 09/01/20	8,794
6,620	Series A, Rev., 5.000%, 09/01/21	7,655
	Missouri State Environmental Improvement & Energy Resources Authority, Revolving Funds,
10,805	Series A, Rev., 5.000%, 01/01/19	12,664
20,915	Series A, Rev., 5.000%, 01/01/21	24,568
2,355	Series B, Rev., 5.000%, 07/01/25	2,791

		59,670

	Transportation — 1.8%
	Missouri Highways & Transportation Commission, Federal Reimbursement,
3,730	Series A, Rev., 5.000%, 05/01/16	4,076
4,060	Series A, Rev., 5.000%, 05/01/20	4,744
7,000	Missouri Highways & Transportation Commission, Senior Lien, Rev., 5.000%, 02/01/21	7,809
	Missouri State Highways & Transit Commission, First Lien,
7,000	Series A, Rev., 5.000%, 05/01/17	7,623
6,000	Series B, Rev., 5.000%, 05/01/22	6,523
5,000	Missouri State Highways & Transit Commission, Second Lien, Rev., 5.000%, 05/01/16	5,464
5,000	Missouri State Highways & Transit Commission, Senior Lien, Rev., 5.000%, 02/01/16	5,410

		41,649

	Total Missouri	103,872

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2014	J.P. MORGAN TAX AWARE FUNDS	17

JPMorgan Tax Aware Real Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2014 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — continued
	Nebraska — 0.9%
	Education — 0.4%
	University of Nebraska Facilities Corp., Deferred Maintenance,
3,625	Rev., AMBAC, 5.000%, 07/15/18	3,976
3,715	Rev., AMBAC, 5.000%, 07/15/19	4,069

		8,045

	General Obligation — 0.1%
1,960	Omaha City Convention Center/Arena Project, GO, 5.250%, 04/01/27	2,481

	Other Revenue — 0.2%
5,000	Omaha Public Power District, Electric System, Series A, Rev., 4.000%, 02/01/32	5,185

	Utility — 0.2%
	Nebraska Public Power District,
250	Series B, Rev., AGM, 5.000%, 01/01/17	278
600	Series B, Rev., AGM, 5.000%, 01/01/18	679
2,500	Series C, Rev., NATL-RE, FGIC, 5.000%, 01/01/17	2,683

		3,640

	Total Nebraska	19,351

	Nevada — 0.7%
	General Obligation — 0.2%
5,000	State of Nevada, Projects R9-A-R13-F, Series F, GO, AGM, 5.000%, 12/01/24	5,220

	Other Revenue — 0.1%
	Nevada System of Higher Education University, Unrefunded Balance,
640	Series B, Rev., AMBAC, 5.000%, 07/01/21	684
675	Series B, Rev., AMBAC, 5.000%, 07/01/22	721

		1,405

	Prerefunded — 0.2%
3,795	Clark County School District, Series C, GO, AGM, 5.000%, 12/15/15 (p)	4,087

	Water & Sewer — 0.2%
5,000	Truckee Meadows Water Authority, Rev., AGM, 5.000%, 07/01/16	5,467

	Total Nevada	16,179

	New Hampshire — 0.2%
	Industrial Development Revenue/Pollution Control Revenue — 0.2%
	New Hampshire Municipal Bond Bank,
1,025	Series E, Rev., 5.000%, 01/15/23	1,167
1,035	Series E, Rev., 5.000%, 01/15/24	1,176

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	New Hampshire — continued
1,195	Series E, Rev., 5.000%, 01/15/26	1,353
1,250	Series E, Rev., 5.000%, 01/15/27	1,412

	Total New Hampshire	5,108

	New Jersey — 2.6%
	Education — 0.3%
7,500	New Jersey Higher Education Assistance Authority, Series A, Rev., 5.000%, 06/01/15	7,871

	General Obligation — 0.4%
850	North Brunswick Township Board of Education, GO, 5.000%, 07/15/22	981
1,995	Sussex County Municipal Utilities Authority, Capital Appreciation, Series B, GO, AGM, Zero Coupon, 12/01/20	1,721
	Township of Maplewood, General Improvement,
775	GO, 4.000%, 10/15/17	859
1,505	GO, 5.000%, 10/15/21	1,800
	Township of Woodbridge,
1,100	GO, 5.000%, 07/15/22	1,263
1,200	GO, 5.000%, 07/15/23	1,366

		7,990

	Other Revenue — 1.3%
	New Jersey Economic Development Authority, School Facilities Construction,
10,000	Rev., 5.000%, 06/15/29 (w)	11,089
5,000	Series NN, Rev., 5.000%, 03/01/29	5,518
	New Jersey EDA, School Facilities Construction,
1,500	Series NN, Rev., 5.000%, 03/01/23	1,741
5,000	Series NN, Rev., 5.000%, 03/01/25	5,719
60	New Jersey Environmental Infrastructure Trust, Unrefunded Balance, Series A, Rev., 5.000%, 09/01/15 (p)	64
5,000	New Jersey Transportation Trust Fund Authority, Transportation Program, Series AA, Rev., 5.000%, 06/15/36	5,339

		29,470

	Prerefunded — 0.3%
6,000	Garden State Preservation Trust, 2005, Series A, Rev., AGM, 5.800%, 11/01/15 (p)	6,502

	Transportation — 0.3%
5,000	New Jersey Transportation Trust Fund Authority, Transportation System, Series B, Rev., AMBAC, 5.250%, 12/15/22	5,969

	Total New Jersey	57,802

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN TAX AWARE FUNDS	APRIL 30, 2014

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — continued
	New Mexico — 0.7%
	General Obligation — 0.2%
4,200	New Mexico Finance Authority, Senior Lien Public Project, Series C, GO, 5.000%, 06/01/22	5,039

	Other Revenue — 0.5%
	New Mexico Finance Authority, Senior Lien,
1,625	Series B, Rev., 5.000%, 06/01/22	1,843
1,690	Series B, Rev., 5.000%, 06/01/23	1,912
1,820	Series B, Rev., 5.000%, 06/01/25	2,049
1,965	Series B, Rev., 5.000%, 06/01/27	2,194
1,385	New Mexico Finance Authority, State Transportation, Sub Lien, Series A-2, Rev., 5.000%, 12/15/21	1,634

		9,632

	Total New Mexico	14,671

	New York — 15.1%
	Education — 1.6%
3,000	Erie County Industrial Development Agency, City of Buffalo School District Project, Series A, Rev., AGM, 5.750%, 05/01/21	3,472
6,750	New York City Transitional Finance Authority, Building Aid Revenue, Series S-2, Rev., NATL-RE, FGIC, 5.000%, 01/15/22	7,428
5,340	New York State Dormitory Authority, Columbia University, Series B, Rev., 5.000%, 07/01/15	5,643
	New York State Dormitory Authority, Education,
4,000	Series A, Rev., 5.000%, 03/15/23	4,635
6,500	Series C, Rev., 5.000%, 12/15/21	7,217
	New York State Dormitory Authority, School Districts, Building Finance Program,
675	Series A, Rev., NATL-RE, 5.000%, 10/01/15	718
1,360	Series A, Rev., NATL-RE, 5.000%, 10/01/18	1,499
4,395	New York State Dormitory Authority, University Dormitory Facilities, Series A, Rev., 5.000%, 07/01/22	5,020

		35,632

	General Obligation — 1.2%
100	Briarcliff Manor, Public Improvement, Series A, GO, AGM, 5.000%, 09/01/14	102
	City of New York,
6,085	Series D, GO, 5.000%, 08/01/28	6,875
5,000	Series E, GO, 5.000%, 08/01/23	5,819
2,000	Sub Series F-1, GO, 5.000%, 03/01/27	2,282
4,050	Sub Series F-1, GO, 5.000%, 03/01/30	4,528
4,000	New York City, Series E, GO, 5.000%, 08/01/21	4,750

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	General Obligation — continued
1,000	Starpoint Central School District, GO, 5.000%, 06/15/19	1,166
1,000	Taconic Hills Central School District at Craryville, GO, 5.000%, 06/15/19	1,162

		26,684

	Hospital — 0.0% (g)
510	New York State Dormitory Authority, Mental Health Services Facilities Improvement, Series D, Rev., AGM, 5.000%, 02/15/18	565

	Other Revenue — 7.0%
1,500	Metropolitan Transportation Authority, Series A, Rev., 5.000%, 11/15/41	1,579
16,335	New York City Municipal Water Finance Authority, Water & Sewer System, Second General Resolution, Fiscal Year 2010, Series FF, Rev., 5.000%, 06/15/24	19,253
4,790	New York City Transitional Finance Authority, Building Aid Revenue, Sub Series S-1A, Rev., 5.000%, 07/15/18	5,554
400	New York City Transitional Finance Authority, Building Aid Revenue, Fiscal Year 2007, Series S-1, Rev., NATL-RE, FGIC, 5.000%, 07/15/16	439
	New York City Transitional Finance Authority, Future Tax Secured,
395	Sub Series A-2, Rev., 5.000%, 11/01/18	422
9,000	Sub Series D-1, Rev., 5.000%, 11/01/31	10,101
9,475	New York Liberty Development Corp., World Trade Center Projects, Class 1, Rev., 5.000%, 09/15/30	10,626
8,500	New York State Dormitory Authority, Consolidated Services Contract, Series A, Rev., 5.000%, 07/01/23	9,674
3,500	New York State Dormitory Authority, General Purpose, Series C, Rev., 5.000%, 03/15/41	3,758
6,100	New York State Thruway Authority, Series G, Rev., AGM, 5.000%, 01/01/25 (p)	6,445
	New York State Thruway Authority, Secondary General Highway & Bridge Trust Fund,
7,425	Series B, Rev., 5.000%, 04/01/23	8,328
1,005	Series B, Rev., AMBAC, 5.000%, 10/01/15 (p)	1,073
	New York State Thruway Authority, Secondary General Highway & Bridge Trust Fund, Unrefunded Balance,
2,195	Rev., 5.000%, 04/01/18	2,341
4,335	Rev., 5.000%, 04/01/21	4,619
5,000	New York State Urban Development Corp., Series D, Rev., 5.500%, 01/01/19	5,896

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2014	J.P. MORGAN TAX AWARE FUNDS	19

JPMorgan Tax Aware Real Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2014 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — continued
	Other Revenue — continued
15,000	New York State Urban Development Corp., Service Contract, Series B, Rev., COP, 5.250%, 01/01/25	17,160
7,500	Tobacco Settlement Financing Corp., Asset-Backed, Rev., 5.000%, 06/01/21	8,412
4,970	Triborough Bridge & Tunnel Authority, General Purpose, Series A-2, Rev., 5.000%, 11/15/28	5,629
	Triborough Bridge & Tunnel Authority, MTA Bridges & Tunnels,
25,000	Series A, Rev., 5.000%, 01/01/26	28,809
1,250	Series B, Rev., 5.000%, 11/15/31	1,401
4,250	Utility Debt Securitization Authority, Series E, Rev., 5.000%, 12/15/41	4,708

		156,227

	Prerefunded — 0.4%
3,290	New York City Transitional Finance Authority, Future Tax Secured, Series B, Rev., 5.000%, 05/01/17 (p)	3,710
5,000	Westchester Tobacco Asset Securitization Corp., Capital Appreciation, Rev., 6.950%, 07/15/17 (p)	6,037

		9,747

	Special Tax — 3.3%
	New York City Transitional Finance Authority, Future Tax Secured,
3,750	Series B, Rev., 5.000%, 11/01/21	4,437
10,000	Sub Series F-1, Rev., 5.000%, 02/01/31	11,234
5,805	New York Local Government Assistance Corp., Senior Lien, Rev., 5.500%, 04/01/19	6,991
7,875	New York Local Government Assistance Corp., Sub Lien, Series A-5, Rev., 5.500%, 04/01/19	9,484
10,000	New York State Dormitory Authority, Education, Series A, Rev., 5.000%, 03/15/21	11,484
3,000	New York State Dormitory Authority, State Personal Income Tax, General Purpose, Series A, Rev., 5.000%, 02/15/43	3,244
1,000	New York State Environmental Facilities Corp., Series A, Rev., 5.000%, 12/15/19	1,138
2,430	New York State Environmental Facilities Corp., State Personal Income Tax, Series A, Rev., 5.250%, 12/15/18	2,874
	New York State Thruway Authority, State Personal Income Tax, Transportation,
10,000	Series A, Rev., 5.000%, 03/15/26	11,669
5,000	Series A, Rev., 5.250%, 03/15/19	5,925

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Special Tax — continued
5,000	Sales Tax Asset Receivables Corp., Series A, Rev., AMBAC, 5.250%, 10/15/27	5,106

		73,586

	Transportation — 0.6%
	Metropolitan Transportation Authority,
1,000	Series 2008-C, Rev., 6.500%, 11/15/28	1,198
7,135	Series B, Rev., NATL-RE, 5.000%, 11/15/17	7,919
5,000	Triborough Bridge & Tunnel Authority, General Purpose, Series B, Rev., 5.250%, 11/15/15	5,389

		14,506

	Water & Sewer — 1.0%
1,550	Erie County Water Authority, Rev., 5.000%, 12/01/16	1,724
2,500	New York City Municipal Water Finance Authority, Series CC, Rev., 5.000%, 06/15/29	2,828
2,500	New York City Municipal Water Finance Authority, Second General Resolution, Series BB, Rev., 5.000%, 06/15/17	2,735
380	New York City Municipal Water Finance Authority, Water & Sewer System Second General Resolution, Fiscal Year 2009, Series AA, Rev., 5.000%, 06/15/17	430
10,225	New York State Environmental Facilities Corp., New York City Municipal Project, Revolving Funds, Sub Series C, Rev., 5.000%, 06/15/21	11,511
2,250	New York State Environmental Facilities Corp., New York City Municipal Water Financing Authority, Series A, Rev., 5.000%, 06/15/19	2,466

		21,694

	Total New York	338,641

	North Carolina — 1.2%
	General Obligation — 0.6%
500	State of North Carolina, Series C, GO, 4.000%, 05/01/22	571
	Wake County, Hammond Road Detention Center, Limited Obligation,
1,205	GO, 5.000%, 06/01/17	1,358
3,905	GO, 5.000%, 06/01/20	4,540
5,950	GO, 5.000%, 06/01/21	6,916

		13,385

	Other Revenue — 0.5%
	City of High Point, Combined Water & Sewer System Revenue,
1,000	Rev., AGM, 5.000%, 11/01/25	1,154
1,170	Rev., AGM, 5.000%, 11/01/26	1,348

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN TAX AWARE FUNDS	APRIL 30, 2014

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — continued
	Other Revenue — continued
2,665	City of Raleigh Combined Enterprise System, Series A, Rev., 5.000%, 03/01/27	3,140
4,155	State of North Carolina, Annual Appropriation, Series A, Rev., 5.000%, 05/01/22	4,798

		10,440

	Utility — 0.1%
2,500	North Carolina Eastern Municipal Power Agency, Series A, Rev., AGC, 5.250%, 01/01/19	2,853

	Total North Carolina	26,678

	Ohio — 2.3%
	Education — 0.1%
2,700	State of Ohio, Higher Educational Facility, Denison University 2007 Project, Rev., 5.000%, 11/01/20	3,060

	General Obligation — 0.8%
5,725	Franklin County, Various Purpose, GO, 5.000%, 12/01/19	6,630
225	Kettering City School District, School Improvement, GO, AGM, 5.000%, 12/01/14 (p)	232
	State of Ohio, Common Schools,
3,165	Series B, GO, 5.000%, 09/15/15	3,373
5,035	Series B, GO, 5.000%, 09/15/16	5,577
1,560	Series C, GO, 5.000%, 09/15/22	1,880

		17,692

	Other Revenue — 1.0%
550	City of Cleveland, Parking Facilities, Rev., AGM, 5.250%, 09/15/18 (p)	648
4,750	City of Columbus, Series 1, GO, 5.000%, 07/01/27	5,613
1,725	JobsOhio Beverage System, Statewide Senior Lien Liquor Profits, Series A, Rev., 5.000%, 01/01/23	2,007
2,235	Ohio State Building Authority, State Financials Facilities, Adult Correctional, Series B, Rev., 5.000%, 10/01/22	2,570
6,850	Ohio State Turnpike Commission, Series A, Rev., 5.250%, 02/15/27	8,433
2,000	Ohio State University, Series A, Rev., 5.000%, 06/01/24	2,383

		21,654

	Water & Sewer — 0.4%
	City of Cincinnati, Water System,
3,805	Series A, Rev., 5.000%, 12/01/17	4,370

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Water & Sewer — continued
4,650	Series A, Rev., 5.000%, 12/01/18	5,439

		9,809

	Total Ohio	52,215

	Oklahoma — 0.9%
	Education — 0.4%
	Tulsa County Industrial Authority, Jenks Public School,
3,500	Rev., 5.500%, 09/01/15	3,740
5,210	Rev., 5.500%, 09/01/18	6,114

		9,854

	Other Revenue — 0.5%
1,380	Oklahoma City Water Utilities Trust, Water & Sewer, Rev., 5.000%, 07/01/27	1,633
2,195	Oklahoma Development Finance Authority, Department of Corrections Project, Rev., 5.000%, 04/01/23	2,592
	Oklahoma Turnpike Authority, Second Senior,
3,000	Series A, Rev., 5.000%, 01/01/22	3,561
2,000	Series A, Rev., 5.000%, 01/01/24	2,334

		10,120

	Total Oklahoma	19,974

	Oregon — 1.3%
	Certificate Of Participation/Lease — 0.7%
	Oregon State Department of Administrative Services,
3,425	Series A, COP, 5.000%, 05/01/20	3,960
3,350	Series A, COP, 5.000%, 05/01/21	3,818
6,965	Series A, COP, 5.000%, 05/01/22	7,856

		15,634

	General Obligation — 0.1%
1,500	Clackamas County, School District No. 12, GO, AGM, 5.000%, 06/15/18	1,739
100	Marion County, GO, AMBAC, 5.500%, 06/01/23	125

		1,864

	Other Revenue — 0.1%
1,500	Oregon State Department of Administrative Services, Lottery, Series A, Rev., 5.000%, 04/01/27	1,765

	Special Tax — 0.1%
1,250	Oregon State Department of Transportation, Senior Lien, Series C, Rev., 5.000%, 11/15/17	1,433

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2014	J.P. MORGAN TAX AWARE FUNDS	21

JPMorgan Tax Aware Real Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2014 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — continued
	Water & Sewer — 0.3%
6,560	City of Portland, Sewer Systems, First Lien, Series A, Rev., 5.000%, 06/15/18	7,603

	Total Oregon	28,299

	Pennsylvania — 2.8%
	Education — 0.2%
	Pennsylvania State University,
1,225	Series A, Rev., 5.000%, 03/01/22	1,395
2,000	Series A, Rev., 5.000%, 03/01/23	2,263

		3,658

	General Obligation — 1.9%
865	Central Bucks School District, GO, NATL-RE, FGIC, 5.000%, 05/15/15 (p)	909
4,585	Chester County, Unrefunded Balance, GO, 5.000%, 07/15/22	5,167
3,000	Commonwealth of Pennsylvania, GO, 5.000%, 07/01/18	3,480
14,865	Commonwealth of Pennsylvania, First Series, GO, 5.000%, 05/15/18	17,186
4,000	Commonwealth of Pennsylvania, Second Series, GO, 5.000%, 01/01/22	4,289
4,195	Commonwealth of Pennsylvania, Third Series, GO, 5.375%, 07/01/21	5,127
	Red Lion Area School District,
1,860	GO, AGM, 5.000%, 05/01/20	2,121
1,200	GO, AGM, 5.000%, 05/01/21	1,359
2,365	GO, AGM, 5.000%, 05/01/22	2,671

		42,309

	Hospital — 0.1%
3,000	Sayre Health Care Facilities Authority, Guthrie Health, Rev., VAR, 0.938%, 12/01/24	2,712

	Other Revenue — 0.2%
2,500	Northampton County General Purpose Authority, Saint Lukes Hospital Project, Series C, Rev., VAR, 4.500%, 08/15/16	2,662
1,100	Pennsylvania Turnpike Commission, Series A, Rev., AGM, 5.250%, 07/15/22	1,307

		3,969

	Prerefunded — 0.1%
2,550	Chester County, GO, 5.000%, 07/15/17 (p)	2,896

	Transportation — 0.1%
2,070	Pennsylvania Turnpike Commission, Series A, Rev., AGM-CR, AMBAC, 5.000%, 12/01/18	2,295

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Water & Sewer — 0.2%
5,000	Altoona City Authority, Rev., AGM, 5.250%, 11/01/18	5,742

	Total Pennsylvania	63,581

	Rhode Island — 0.1%
	Other Revenue — 0.1%
	Rhode Island Health & Educational Building Corp., Brown University,
810	Series A, Rev., 5.000%, 09/01/23	955
655	Series A, Rev., 5.000%, 09/01/25	762
1,000	State of Rhode Island & Providence Plantations, Consolidated Capital Development Loan of 2014, Series A, Rev., 5.000%, 11/01/24 (w)	1,184

	Total Rhode Island	2,901

	South Carolina — 2.2%
	Education — 0.1%
3,025	Scago Educational Facilities Corp. for Colleton School District, Pickens County Project, Rev., AGM, 5.000%, 12/01/21	3,323

	General Obligation — 0.9%
10,000	State of South Carolina, Highway, Series A, GO, 5.000%, 06/01/19	11,819
	York County School District No. 1,
2,170	Series A, GO, SCSDE, 5.250%, 03/01/21	2,494
4,740	Series A, GO, SCSDE, 5.250%, 03/01/22	5,393

		19,706

	Other Revenue — 0.1%
1,500	City of Columbia, Rev., 5.000%, 02/01/26	1,740

	Utility — 1.0%
	Piedmont Municipal Power Agency,
13,185	Series A3, Rev., AGC, 5.000%, 01/01/17	14,615
7,000	Series A3, Rev., AGC, 5.000%, 01/01/18	7,939

		22,554

	Water & Sewer — 0.1%
2,220	City of Charleston, Waterworks & Sewer System, Series A, Rev., 5.000%, 01/01/22	2,514

	Total South Carolina	49,837

	Tennessee — 1.1%
	Education — 0.4%
8,190	Metropolitan Government Nashville & Davidson County, Health & Educational Facilities Building, Vanderbilt University, Series A, Rev., 5.000%, 10/01/18	9,576

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN TAX AWARE FUNDS	APRIL 30, 2014

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — continued
	General Obligation — 0.4%
2,325	City of Memphis, General Improvement, GO, NATL-RE, 5.250%, 10/01/18	2,737
	Metropolitan Government Nashville & Davidson County,
1,030	GO, 5.000%, 07/01/24	1,221
4,050	Series B, GO, 5.000%, 08/01/16 (p)	4,466

		8,424

	Other Revenue — 0.2%
4,000	City of Memphis, Rev., 5.000%, 12/01/15	4,299
1,000	Metropolitan Government of Nashville & Davidson County, Improvement, Series A, GO, 5.000%, 01/01/28	1,158

		5,457

	Water & Sewer — 0.1%
2,070	City of Memphis, Sewer System, Rev., AGM, 5.000%, 05/01/17	2,334

	Total Tennessee	25,791

	Texas — 10.1%
	Certificate Of Participation/Lease — 0.1%
1,550	Texas Public Finance Authority, State Preservation Board Projects, Series B, Rev., COP, AMBAC, 5.000%, 02/01/18	1,568

	Education — 1.1%
	Southwest Higher Education Authority, Southern Methodist University Project,
2,000	Rev., 5.000%, 10/01/20	2,343
3,000	Rev., 5.000%, 10/01/21	3,475
	Texas State University Systems,
3,150	Rev., 5.250%, 03/15/27	3,577
1,000	Series A, Rev., AMBAC, 5.500%, 03/15/17	1,089
	University of North Texas, Financing System,
1,255	Series A, Rev., 5.000%, 04/15/20	1,450
2,500	Series A, Rev., 5.000%, 04/15/22	2,900
	University of Texas, Financing System,
3,000	Series B, Rev., 5.000%, 08/15/16 (p)	3,313
2,500	Series B, Rev., 5.250%, 08/15/17	2,871
500	Series C, Rev., 5.000%, 08/15/18	582
	Waco Educational Finance Corp., Baylor University,
2,275	Series C, Rev., 5.000%, 03/01/21	2,566
1,215	Series C, Rev., 5.000%, 03/01/22	1,367

		25,533

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	General Obligation — 4.5%
1,075	Bexar County, GO, 5.250%, 06/15/22	1,220
2,260	City of Fort Worth, General Purpose, GO, 5.000%, 03/01/18	2,599
4,485	City of Garland, Series A, GO, 5.000%, 02/15/23	5,064
2,000	City of Houston, Public Improvement, Series A, GO, 5.000%, 03/01/25	2,367
	City of Pflugerville, Limited Tax,
700	GO, 5.000%, 08/01/22	838
680	GO, 5.000%, 08/01/23	803
	City of San Antonio,
2,000	GO, 5.000%, 08/01/24	2,362
4,735	GO, 5.000%, 08/01/26	5,509
	City of San Antonio, General Improvement,
700	GO, 5.000%, 08/01/23	833
1,500	GO, 5.000%, 08/01/24	1,772
2,735	GO, 5.000%, 08/01/27	3,174
	Crandall Independent School District,
1,150	Series A, GO, PSF-GTD, Zero Coupon, 08/15/25	792
2,140	Series A, GO, PSF-GTD, Zero Coupon, 08/15/26	1,410
2,145	Series A, GO, PSF-GTD, Zero Coupon, 08/15/27	1,339
2,105	Series A, GO, PSF-GTD, Zero Coupon, 08/15/28	1,300
1,965	Dallas County Community College District, GO, 5.000%, 02/15/24	2,283
	Deer Park Independent School District, Limited Tax,
1,000	GO, AGM, 5.250%, 02/15/26	1,107
1,000	GO, AGM, 5.250%, 02/15/27	1,102
3,680	Edinburg Consolidated Independent School District, School Building, Series A, GO, AGM, 5.000%, 08/15/18	4,283
1,000	Fort Bend County, Road, GO, 5.000%, 03/01/20	1,187
1,830	Harlandale Independent School District, GO, AGC, 5.000%, 08/01/27	1,990
4,800	Harris County Flood Control District, Series A, GO, 5.250%, 10/01/19	5,750
	Harris County, Permanent Improvement,
1,500	Series B, GO, 5.000%, 10/01/15	1,602
1,605	Series B, GO, 5.000%, 10/01/19	1,902
	Harris County, Road,
2,750	Series A, GO, 5.250%, 10/01/18	3,239
2,000	Series A, GO, 5.250%, 10/01/19	2,396

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2014	J.P. MORGAN TAX AWARE FUNDS	23

JPMorgan Tax Aware Real Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2014 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — continued
	General Obligation — continued
	Hays County,
1,000	GO, 5.000%, 02/15/23	1,135
1,785	GO, 5.000%, 02/15/24	2,014
2,410	GO, 5.000%, 02/15/25	2,700
1,500	Hays County, Pass-Through Toll, GO, 5.000%, 02/15/23	1,703
665	La Joya Independent School District, GO, PSF-GTD, 5.000%, 02/15/17	719
2,730	North East Independent School District, Capital Appreciation, School Building, Series A, GO, PSF-GTD, Zero Coupon, 08/01/15	2,720
3,000	Pasadena Independent School District, School Building, GO, PSF-GTD, 5.000%, 02/15/27	3,528
	San Jacinto Community College District,
4,920	GO, 5.000%, 02/15/18	5,624
5,000	GO, 5.000%, 02/15/34	5,586
1,330	GO, AMBAC, 5.000%, 02/15/19	1,474
390	GO, AMBAC, 5.000%, 02/15/20	432
2,600	San Jacinto Community College District, Limited Tax, GO, 5.000%, 02/15/40	2,761
2,000	Socorro Independent School District, GO, PSF-GTD, 5.000%, 08/15/22	2,388
	State of Texas, Water Financial Assistance,
2,500	Series A, GO, 5.000%, 08/01/20	2,904
4,340	Series A, GO, 5.000%, 08/01/21	5,033
1,800	Tarrant County, Limited Tax, GO, 5.000%, 07/15/20	2,066

		101,010

	Hospital — 0.1%
1,350	Tarrant County Cultural Education Facilities Finance Corp., Texas Health Resources, Series A, Rev., 5.000%, 02/15/15	1,401

	Other Revenue — 0.9%
	City of San Antonio, Water System Junior Lien,
1,600	Rev., 5.000%, 05/15/22	1,928
1,500	Rev., 5.000%, 05/15/23	1,813
1,250	Rev., 5.000%, 05/15/24	1,494
	Coastal Water Authority, City of Houston Projects,
100	Rev., 4.000%, 12/15/18	112
3,315	Rev., 5.000%, 12/15/23	3,802
	Collin County, Tax Road,
90	GO, 5.000%, 02/15/15 (p)	93
95	GO, 5.000%, 02/15/15 (p)	99
7,660	Grand Parkway Transportation Corp., Series B, Rev., 5.250%, 10/01/51	8,243

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Other Revenue — continued
3,000	Houston Airport System, Sub Lien, Series B, Rev., 5.000%, 07/01/26	3,339

		20,923

	Prerefunded — 0.3%
5,550	City of Houston, Water and Sewer System, Junior Lien, Series A, Rev., AGM, 5.750%, 12/01/32 (p)	7,530

	Special Tax — 0.4%
	Carroll Independent School District,
1,000	Series C, GO, 5.000%, 02/15/20	1,163
945	Series C, GO, 5.000%, 02/15/22	1,086
325	Series C, GO, 5.000%, 02/15/23	373
5,000	Texas State Transportation Commission, First Tier, Series A, Rev., 5.000%, 04/01/18 (p)	5,448

		8,070

	Transportation — 1.4%
	Dallas Area Rapid Transit, Senior Lien,
4,620	Rev., 5.000%, 12/01/21	5,343
3,000	Rev., 5.250%, 12/01/48	3,264
10,000	Series A, Rev., 5.000%, 12/01/16	11,172
7,660	Series A, Rev., 5.000%, 12/01/21	8,863
	Dallas-Fort Worth International Airport,
1,000	Series A, Rev., 5.000%, 11/01/19	1,170
2,000	Series A, Rev., 5.000%, 11/01/21	2,174

		31,986

	Water & Sewer — 1.3%
3,880	City of Dallas, Waterworks & Sewer System, Rev., AMBAC, 5.000%, 10/01/17	4,430
	North Texas Municipal Water District,
2,230	Rev., 5.000%, 06/01/17	2,514
2,130	Rev., 5.000%, 06/01/18	2,456
2,695	Rev., 5.000%, 06/01/21	3,057
2,955	Rev., 5.000%, 06/01/23	3,367
3,405	Rev., 5.000%, 06/01/26	3,863
	Texas Water Development Board, State Revolving Fund,
3,200	Sub Series A-1, Rev., 5.000%, 07/15/17	3,637
3,820	Sub Series A-1, Rev., 5.000%, 07/15/20	4,522

		27,846

	Total Texas	225,867

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN TAX AWARE FUNDS	APRIL 30, 2014

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — continued
	Utah — 1.1%
	Education — 0.2%
	Utah State University of Agriculture & Applied Science,
1,000	Rev., 5.000%, 12/01/19	1,166
1,050	Rev., 5.000%, 12/01/20	1,227
1,150	Rev., 5.000%, 12/01/22	1,330

		3,723

	General Obligation — 0.1%
1,365	Central Utah Water Conservancy District, Series C, GO, 5.000%, 04/01/18	1,572

	Industrial Development Revenue/Pollution Control Revenue — 0.1%
	Salt Lake County Municipal Building Authority,
1,125	Series A, Rev., 5.000%, 12/01/15	1,209
1,000	Series A, Rev., 5.000%, 12/01/17	1,146

		2,355

	Prerefunded — 0.3%
7,525	Utah Transit Authority, Series B, Rev., AGM, 4.750%, 12/15/15 (p)	8,072
	Water & Sewer — 0.4%
7,455	Metropolitan Water District of Salt Lake & Sandy, Series A, Rev., 5.000%, 07/01/26	8,473

	Total Utah	24,195

	Vermont — 0.3%
	Other Revenue — 0.3%
	University of Vermont & State Agricultural College,
4,230	Rev., AMBAC, 5.000%, 10/01/21	4,764
2,355	Rev., AMBAC, 5.000%, 10/01/22	2,645

	Total Vermont	7,409

	Virginia — 4.4%
	Education — 1.0%
	Virginia College Building Authority, Public Higher Education Financing Program,
9,080	Series B, Rev., 5.000%, 09/01/17	10,349
10,050	Series B, Rev., 5.000%, 09/01/19	11,879

		22,228

	General Obligation — 1.7%
5,180	Arlington County, Public Improvement, GO, 5.000%, 01/15/16	5,598
3,575	Chesterfield County, Public Improvement, Series A, GO, 5.000%, 01/01/16	3,856
205	City of Richmond, Public Improvement, Series D, GO, 5.000%, 07/15/26	239

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	General Obligation — continued
17,575	Commonwealth of Virginia, Series D, GO, 5.000%, 06/01/20	20,748
6,495	Fairfax County, Public Improvement, Series A, GO, 5.000%, 04/01/18	7,515

		37,956

	Industrial Development Revenue/Pollution Control Revenue — 0.1%
1,130	Virginia Public Building Authority, Series B, Rev., 5.000%, 08/01/17	1,285

	Other Revenue — 1.0%
	Virginia Public Building Authority,
5,620	Series C, Rev., 5.000%, 08/01/15 (p)	5,959
5,225	Series D, Rev., 5.000%, 08/01/17	5,941
	Virginia Public Building Authority, Public Facilities,
4,885	Series B-1, Rev., 5.000%, 08/01/18	5,676
25	Series B-1, Rev., 5.000%, 08/01/18	29
3,320	Virginia Public School Authority, School Financing, 1997 Resolution, Series B, Rev., 5.250%, 08/01/17	3,801

		21,406

	Prerefunded — 0.3%
7,000	Tobacco Settlement Financing Corp., Asset-Backed, Rev., 5.625%, 06/01/15 (p)	7,415

	Resource Recovery — 0.1%
2,295	Virginia Resources Authority, Pooled Resources, Series A, Rev., 5.000%, 11/01/23	2,681

	Transportation — 0.2%
	Fairfax County EDA, Route 28 Project, Special Tax,
1,500	5.000%, 04/01/15	1,566
1,935	5.000%, 04/01/17	2,172
1,655	5.000%, 04/01/18	1,900

		5,638

	Total Virginia	98,609

	Washington — 1.9%
	General Obligation — 1.8%
5,000	King County School District No. 414, Lake Washington, GO, AGM, 5.000%, 12/01/20	5,639
	State of Washington, Various Purpose,
10,000	Series 2010C, GO, 5.000%, 08/01/34	11,279
1,000	Series C, GO, 5.000%, 01/01/18	1,143
2,000	Series D, GO, 5.000%, 02/01/24	2,396
12,400	Series R-2010A, GO, 5.000%, 01/01/22	14,386

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2014	J.P. MORGAN TAX AWARE FUNDS	25

JPMorgan Tax Aware Real Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2014 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — continued
	General Obligation — continued
4,690	Yakima County School District No. 7, GO, 5.500%, 12/01/23	5,562

		40,405

	Hospital — 0.1%
1,225	Washington Health Care Facilities Authority, Multicare Health Care System, Series A, Rev., AGM, 5.250%, 08/15/23	1,352

	Total Washington	41,757

	Wyoming — 0.0% (g)
	Other Revenue — 0.0% (g)
150	Wyoming State Loan & Investment Board, Capital Facilities, Rev., 5.000%, 10/01/14 (p)	153

	Total Municipal Bonds (Cost $2,056,990)	2,210,479

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 3.5%
	Investment Company — 3.5%
78,992	JPMorgan Tax Free Money Market Fund, Institutional Class Shares, 0.010% † (b) (l) (m) (Cost $78,992)	78,992

	Total Investments — 101.9% (Cost $2,135,982)	2,289,471
	Liabilities in Excess of Other Assets — (1.9)%	(42,748)

	NET ASSETS — 100.0%	$2,246,723

Percentages indicated are based on net assets.

Inflation-Linked Swaps
	RATE TYPE (r)
SWAP COUNTERPARTY	PAYMENTS MADE BY THE FUND	PAYMENTS RECEIVED BY THE FUND	TERMINATION DATE	NOTIONAL AMOUNT	VALUE
Barclays Bank plc	3.007% at termination	CPI-U at termination	01/15/15	$20,000	$(2,194)
Barclays Bank plc	2.920% at termination	CPI-U at termination	01/15/15	25,000	(2,503)
Barclays Bank plc	2.610% at termination	CPI-U at termination	03/19/15	50,000	(3,426)
Barclays Bank plc	2.675% at termination	CPI-U at termination	10/12/15	50,000	(3,616)
Barclays Bank plc	2.998% at termination	CPI-U at termination	01/15/16	25,000	(3,023)
Barclays Bank plc	2.943% at termination	CPI-U at termination	06/14/16	5,000	(558)
Barclays Bank plc	2.930% at termination	CPI-U at termination	06/15/16	3,000	(331)
Barclays Bank plc	2.680% at termination	CPI-U at termination	07/15/16	25,000	(2,117)
Barclays Bank plc	2.812% at termination	CPI-U at termination	10/12/19	25,000	(2,748)
Barclays Bank plc	2.590% at termination	CPI-U at termination	12/31/19	35,000	(1,432)
Barclays Bank plc	2.420% at termination	CPI-U at termination	05/24/20	25,000	(730)
BNP Paribas	1.765% at termination	CPI-U at termination	03/21/16	50,000	143
BNP Paribas	1.755% at termination	CPI-U at termination	04/10/16	18,000	54
BNP Paribas	2.395% at termination	CPI-U at termination	05/31/16	25,000	(721)
BNP Paribas	2.100% at termination	CPI-U at termination	08/26/18	25,000	(73)
BNP Paribas	2.105% at termination	CPI-U at termination	08/26/18	12,000	(38)
BNP Paribas	2.098% at termination	CPI-U at termination	09/09/18	39,000	(105)
BNP Paribas	2.350% at termination	CPI-U at termination	07/06/20	25,000	(455)
Citibank, N.A.	1.763% at termination	CPI-U at termination	04/07/16	33,000	92
Citibank, N.A.	2.420% at termination	CPI-U at termination	06/30/20	50,000	(1,318)
Citibank, N.A.	2.410% at termination	CPI-U at termination	07/01/20	50,000	(1,259)
Citibank, N.A.	2.330% at termination	CPI-U at termination	07/06/20	50,000	(801)
Credit Suisse International	1.900% at termination	CPI-U at termination	05/02/14	49,000	(349)
Credit Suisse International	1.840% at termination	CPI-U at termination	05/09/14	50,000	(309)
Credit Suisse International	1.880% at termination	CPI-U at termination	01/02/15	50,000	(437)
Credit Suisse International	2.250% at termination	CPI-U at termination	05/09/17	50,000	(1,208)
Credit Suisse International	2.178% at termination	CPI-U at termination	05/28/18	65,000	(859)
Deutsche Bank AG, New York	1.865% at termination	CPI-U at termination	01/03/15	50,000	(426)
Deutsche Bank AG, New York	1.990% at termination	CPI-U at termination	06/08/15	40,000	(17)

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN TAX AWARE FUNDS	APRIL 30, 2014

Inflation-Linked Swaps
	RATE TYPE (r)
SWAP COUNTERPARTY	PAYMENTS MADE BY THE FUND	PAYMENTS RECEIVED BY THE FUND	TERMINATION DATE	NOTIONAL AMOUNT	VALUE
Deutsche Bank AG, New York	1.748% at termination	CPI-U at termination	04/04/16	$25,000	$78
Deutsche Bank AG, New York	2.500% at termination	CPI-U at termination	02/25/18	50,000	(1,466)
Deutsche Bank AG, New York	2.410% at termination	CPI-U at termination	06/30/20	100,000	(2,527)
Deutsche Bank AG, New York	2.505% at termination	CPI-U at termination	01/28/24	17,000	(82)
Deutsche Bank AG, New York	2.508% at termination	CPI-U at termination	02/04/24	50,000	(241)
Deutsche Bank AG, New York	2.477% at termination	CPI-U at termination	02/21/24	40,000	(83)
Deutsche Bank AG, New York	2.708% at termination	CPI-U at termination	02/25/44	5,000	1
Morgan Stanley Capital Services	2.175% at termination	CPI-U at termination	10/01/18	50,000	(302)
Morgan Stanley Capital Services	2.525% at termination	CPI-U at termination	01/27/24	30,000	(207)
Morgan Stanley Capital Services	2.500% at termination	CPI-U at termination	02/04/24	34,000	(139)
Morgan Stanley Capital Services	2.490% at termination	CPI-U at termination	02/19/24	50,000	(165)
Morgan Stanley Capital Services	2.443% at termination	CPI-U at termination	05/01/24	36,000	69
Royal Bank of Scotland	1.840% at termination	CPI-U at termination	05/09/14	50,000	(309)
Royal Bank of Scotland	2.430% at termination	CPI-U at termination	06/28/20	25,000	(689)
Royal Bank of Scotland	2.423% at termination	CPI-U at termination	06/30/20	75,000	(2,005)
Royal Bank of Scotland	2.475% at termination	CPI-U at termination	03/17/24	7,000	(12)
Royal Bank of Scotland	0.036% at termination	CPI-U at termination	07/31/29	49,000	(11,415)
Royal Bank of Scotland	2.733% at termination	CPI-U at termination	02/10/44	9,000	(50)
Union Bank of Switzerland AG	2.170% at termination	CPI-U at termination	04/22/18	50,000	(704)
Union Bank of Switzerland AG	2.275% at termination	CPI-U at termination	07/02/18	50,000	(839)
Union Bank of Switzerland AG	2.220% at termination	CPI-U at termination	07/06/18	50,000	(582)
Union Bank of Switzerland AG	2.480% at termination	CPI-U at termination	07/01/22	50,000	(1,297)

					$(53,730)

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2014	J.P. MORGAN TAX AWARE FUNDS	27

JPMorgan Tax Aware Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2014 (Unaudited)

AGC	— Insured by Assured Guaranty Corp.
AGM	— Insured by Assured Guaranty Municipal Corp.
AMBAC	— Insured by American Municipal Bond Assurance Corp.
BHAC	— Insured by Berkshire Hathaway Assurance Corp.
COP	— Certificate of Participation
CPI-U	— Consumer Price Index for All Urban Consumers
CR	— Custodial Receipts
EDA	— Economic Development Authority
FGIC	— Insured by Financial Guaranty Insurance Co.
GAN	— Grant Anticipation Notes
GO	— General Obligation
GTD	— Guaranteed
IBC	— Insured Bond Certificates
ICC	— Insured Custody Certificates
MTA	— Metropolitan Transportation Authority
NATL	— Insured by National Public Finance Guarantee Corp.
PSF	— Permanent School Fund
Q-SBLF	— Qualified School Bond Loan Fund
RE	— Reinsured
Rev.	— Revenue

SCSDE	— South Carolina School District Enhancement
VAR	— Variable Rate Security. The interest rate shown is the rate in effect as of April 30, 2014.

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(g)	— Amount rounds to less than 0.1%.
(l)	— The rate shown is the current yield as of April 30, 2014.
(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, unfunded commitments and/or forward foreign currency exchange contracts.

(p)	— Security is prerefunded or escrowed to maturity.
(r)	— Rates shown are per annum and payments are as described.
(t)	— The date shown represents the earliest of the prerefunded date, next put date or final maturity date.
(w)	— When-issued security
†	— Approximately $51,460,000 of this investment is restricted as collateral for swaps to various brokers.

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN TAX AWARE FUNDS	APRIL 30, 2014

THIS PAGE IS INTENTIONALLY LEFT BLANK

APRIL 30, 2014	J.P. MORGAN TAX AWARE FUNDS	29

STATEMENTS OF ASSETS AND LIABILITIES

AS OF APRIL 30, 2014 (Unaudited)

(Amounts in thousands)

	Tax Aware Equity Fund		Tax Aware Real Return Fund
ASSETS:
Investments in non-affiliates, at value	$1,230,303		$2,210,479
Investments in affiliates, at value	10,525		27,532
Investments in affiliates—restricted, at value	—		51,460

Total investment securities, at value	1,240,828		2,289,471
Receivables:
Investment securities sold	24,380		—
Fund shares sold	898		2,948
Interest and dividends from non-affiliates	1,069		28,802
Dividends from affiliates	—	(a)	—	(a)
Outstanding swap contracts, at value	—		437

Total Assets	1,267,175		2,321,658

LIABILITIES:
Payables:
Distributions	—		4,266
Investment securities purchased	28,625		12,173
Fund shares redeemed	705		3,082
Outstanding swap contracts, at value	—		54,167
Accrued liabilities:
Investment advisory fees	349		638
Administration fees	83		37
Shareholder servicing fees	102		193
Distribution fees	3		65
Custodian and accounting fees	15		81
Collateral management fees	—		13
Trustees’ and Chief Compliance Officer’s fees	1		1
Other	34		219

Total Liabilities	29,917		74,935

Net Assets	$1,237,258		$2,246,723

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN TAX AWARE FUNDS	APRIL 30, 2014

	Tax Aware Equity Fund	Tax Aware Real Return Fund
NET ASSETS:
Paid-in-Capital	$807,569	$2,203,746
Accumulated undistributed (distributions in excess of) net investment income	883	2,025
Accumulated net realized gains (losses)	33,950	(58,807)
Net unrealized appreciation (depreciation)	394,856	99,759

Total Net Assets	$1,237,258	$2,246,723

Net Assets:
Class A	$9,211	$111,126
Class C	2,310	67,373
Class R6	—	290,479
Institutional Class	1,143,623	1,590,862
Select Class	82,114	186,883

Total	$1,237,258	$2,246,723

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	343	11,006
Class C	87	6,694
Class R6	—	28,712
Institutional Class	42,528	157,318
Select Class	3,055	18,488

Net Asset Value (a):
Class A — Redemption price per share	$26.82	$10.10
Class C — Offering price per share (b)	26.70	10.07
Class R6 — Offering and redemption price per share	—	10.12
Institutional Class — Offering and redemption price per share	26.89	10.11
Select Class — Offering and redemption price per share	26.88	10.11
Class A maximum sales charge	5.25%	3.75%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$28.31	$10.49

Cost of investments in non-affiliates	$835,447	$2,056,990
Cost of investments in affiliates	10,525	27,532
Cost of investments in affiliates — restricted	—	51,460

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2014	J.P. MORGAN TAX AWARE FUNDS	31

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED APRIL 30, 2014 (Unaudited)

(Amounts in thousands)

	Tax Aware Equity Fund		Tax Aware Real Return Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$—		$41,288
Interest income from affiliates	—		— (a)
Dividend income from non-affiliates	9,737		—
Dividend income from affiliates	1		2

Total investment income	9,738		41,290

EXPENSES:
Investment advisory fees	2,023		4,353
Administration fees	481		1,034
Distribution fees:
Class A	11		155
Class C	8		272
Shareholder servicing fees:
Class A	11		155
Class C	3		91
Institutional Class	491		886
Select Class	203		403
Custodian and accounting fees	18		128
Interest expense to affiliates	—	(a)	— (a)
Professional fees	26		65
Collateral management fees	—		16
Trustees’ and Chief Compliance Officer’s fees	6		12
Printing and mailing costs	20		31
Registration and filing fees	35		36
Transfer agent fees	21		117
Other	12		24

Total expenses	3,369		7,778

Less amounts waived	(44)		(979)

Net expenses	3,325		6,799

Net investment income (loss)	6,413		34,491

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	45,166		6,617
Swaps	—		(16,721)

Net realized gain (loss)	45,166		(10,104)

Distributions of capital gains received from investment company affiliates	—	(a)	2
Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	40,788		7,326
Swaps	—		9,002

Change in net unrealized appreciation/depreciation	40,788		16,328

Net realized/unrealized gains (losses)	85,954		6,226

Change in net assets resulting from operations	$92,367		$40,717

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN TAX AWARE FUNDS	APRIL 30, 2014

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Tax Aware Equity Fund		Tax Aware Real Return Fund
	Six Months Ended 4/30/2014 (Unaudited)	Year Ended 10/31/2013	Six Months Ended 4/30/2014 (Unaudited)	Year Ended 10/31/2013
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$6,413	$13,251	$34,491	$77,701
Net realized gain (loss)	45,166	77,946	(10,104)	(19,507)
Distributions of capital gains received from investment company affiliates	— (a)	—	2	—
Change in net unrealized appreciation/depreciation	40,788	163,223	16,328	(127,659)

Change in net assets resulting from operations	92,367	254,420	40,717	(69,465)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(34)	(78)	(1,596)	(4,218)
Class C
From net investment income	(4)	(14)	(723)	(1,495)
Class R6 (b)
From net investment income	—	—	(3,219)	(710)
Institutional Class
From net investment income	(5,802)	(2,365)	(26,708)	(24,904)
Select Class
From net investment income	(277)	(12,877)	(2,554)	(39,858)

Total distributions to shareholders	(6,117)	(15,334)	(34,800)	(71,185)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	44,986	(972)	(603,875)	(270,693)

NET ASSETS:
Change in net assets	131,236	238,114	(597,958)	(411,343)
Beginning of period	1,106,022	867,908	2,844,681	3,256,024

End of period	$1,237,258	$1,106,022	$2,246,723	$2,844,681

Accumulated undistributed (distributions in excess of) net investment income	$883	$587	$2,025	$2,334

(a)	Amount rounds to less than $1,000.
(b)	Commencement of offering of class of shares effective August 16, 2013 for Tax Aware Real Return Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2014	J.P. MORGAN TAX AWARE FUNDS	33

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Tax Aware Equity Fund		Tax Aware Real Return Fund
	Six Months Ended 4/30/2014 (Unaudited)	Year Ended 10/31/2013	Six Months Ended 4/30/2014 (Unaudited)	Year Ended 10/31/2013
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$679	$4,366	$10,773	$53,434
Distributions reinvested	24	66	1,424	3,716
Cost of shares redeemed	(72)	(2,793)	(55,001)	(116,405)

Change in net assets resulting from Class A capital transactions	$631	$1,639	$(42,804)	$(59,255)

Class C
Proceeds from shares issued	$227	$335	$1,549	$16,625
Distributions reinvested	4	11	531	1,160
Cost of shares redeemed	(28)	(210)	(18,493)	(38,088)

Change in net assets resulting from Class C capital transactions	$203	$136	$(16,413)	$(20,303)

Class R6 (a)
Proceeds from shares issued	$—	$—	$250,309	$100,050
Distributions reinvested	—	—	1,557	710
Cost of shares redeemed	—	—	(64,386)	—

Change in net assets resulting from Class R6 capital transactions	$—	$—	$187,480	$100,760

Institutional Class
Proceeds from shares issued	$1,046,841	$85,471	$1,429,581	$549,614
Distributions reinvested	174	405	2,984	6,588
Cost of shares redeemed	(79,506)	(146,517)	(810,355)	(491,715)

Change in net assets resulting from Institutional Class capital transactions	$967,509	$(60,641)	$622,210	$64,487

Select Class
Proceeds from shares issued	$24,426	$420,057	$26,488	$599,851
Distributions reinvested	86	280	746	3,075
Cost of shares redeemed	(947,869)	(362,443)	(1,381,582)	(959,308)

Change in net assets resulting from Select Class capital transactions	$(923,357)	$57,894	$(1,354,348)	$(356,382)

Total change in net assets resulting from capital transactions	$44,986	$(972)	$(603,875)	$(270,693)

(a)	Commencement of offering of class of shares effective August 16, 2013 for Tax Aware Real Return Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN TAX AWARE FUNDS	APRIL 30, 2014

	Tax Aware Equity Fund		Tax Aware Real Return Fund
	Six Months Ended 4/30/2014 (Unaudited)	Year Ended 10/31/2013	Six Months Ended 4/30/2014 (Unaudited)	Year Ended 10/31/2013
SHARE TRANSACTIONS:
Class A
Issued	26	203	1,071	5,149
Reinvested	1	3	142	362
Redeemed	(3)	(137)	(5,494)	(11,416)

Change in Class A Shares	24	69	(4,281)	(5,905)

Class C
Issued	9	14	156	1,599
Reinvested	— (a)	1	53	114
Redeemed	(1)	(10)	(1,852)	(3,754)

Change in Class C Shares	8	5	(1,643)	(2,041)

Class R6 (b)
Issued	—	—	24,764	10,111
Reinvested	—	—	155	71
Redeemed	—	—	(6,389)	—

Change in Class R6 Shares	—	—	18,530	10,182

Institutional Class
Issued	40,716	3,936	142,223	53,040
Reinvested	7	19	297	643
Redeemed	(3,022)	(6,687)	(80,495)	(48,138)

Change in Institutional Class Shares	37,701	(2,732)	62,025	5,545

Select Class
Issued	940	19,350	2,639	58,111
Reinvested	3	13	74	298
Redeemed	(37,103)	(16,531)	(137,669)	(93,329)

Change in Select Class Shares	(36,160)	2,832	(134,956)	(34,920)

(a)	Amount rounds to less than 1,000 shares.
(b)	Commencement of offering of class of shares effective August 16, 2013 for Tax Aware Real Return Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2014	J.P. MORGAN TAX AWARE FUNDS	35

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
Tax Aware Equity Fund
Class A
Six Months Ended April 30, 2014 (Unaudited)	$24.87	$0.09	(f)	$1.96	$2.05	$(0.10)
Year Ended October 31, 2013	19.60	0.23	(f)(g)	5.33	5.56	(0.29)
Year Ended October 31, 2012	17.43	0.18	(f)	2.18	2.36	(0.19)
March 22, 2011(h) through October 31, 2011	18.15	0.10		(0.74)	(0.64)	(0.08)

Class C
Six Months Ended April 30, 2014 (Unaudited)	24.78	0.03	(f)	1.94	1.97	(0.05)
Year Ended October 31, 2013	19.54	0.12	(f)(g)	5.32	5.44	(0.20)
Year Ended October 31, 2012	17.42	0.08	(f)	2.19	2.27	(0.15)
March 22, 2011(h) through October 31, 2011	18.15	0.04		(0.74)	(0.70)	(0.03)

Institutional Class
Six Months Ended April 30, 2014 (Unaudited)	24.92	0.14	(f)	1.97	2.11	(0.14)
Year Ended October 31, 2013	19.63	0.34	(f)(g)	5.32	5.66	(0.37)
Year Ended October 31, 2012	17.43	0.28	(f)	2.17	2.45	(0.25)
Year Ended October 31, 2011	16.71	0.23		0.71	0.94	(0.22)
Year Ended October 31, 2010	14.64	0.20		2.07	2.27	(0.20)
Year Ended October 31, 2009	13.09	0.24		1.55	1.79	(0.24)

Select Class
Six Months Ended April 30, 2014 (Unaudited)	24.88	0.15	(f)	1.94	2.09	(0.09)
Year Ended October 31, 2013	19.60	0.29	(f)(g)	5.33	5.62	(0.34)
Year Ended October 31, 2012	17.43	0.21	(f)	2.20	2.41	(0.24)
March 22, 2011(h) through October 31, 2011	18.15	0.11		(0.73)	(0.62)	(0.10)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Reflects special dividends paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.20, $0.09, $0.31 and $0.25 for Class A, Class C, Institutional Class and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 0.88%, 0.41%, 1.41% and 1.15% for Class A, Class C, Institutional Class and Select Class Shares, respectively.
(h)	Commencement of offering of class of shares.
(i)	Certain non-recurring expenses incurred by the Fund were not annualized for the period ended October 31, 2011.

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN TAX AWARE FUNDS	APRIL 30, 2014

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (b)(e)

$26.82	8.26%	$9,211	0.96%		0.73%		0.96%		32%
24.87	28.65	7,944	0.96		1.03	(g)	0.96		67
19.60	13.64	4,902	0.96		0.95		0.96		55
17.43	(3.53)	4,766	0.97	(i)	0.89	(i)	0.97	(i)	60

26.70	7.97	2,310	1.46		0.23		1.46		32
24.78	28.03	1,950	1.46		0.56	(g)	1.46		67
19.54	13.10	1,432	1.46		0.43		1.46		55
17.42	(3.85)	1,097	1.46	(i)	0.39	(i)	1.47	(i)	60

26.89	8.48	1,143,623	0.55		1.10		0.56		32
24.92	29.13	120,302	0.55		1.56	(g)	0.56		67
19.63	14.19	148,369	0.55		1.53		0.56		55
17.43	5.66	486,833	0.55		1.30		0.61		60
16.71	15.64	472,717	0.55		1.27		0.58		65
14.64	14.03	385,639	0.55		1.79		0.61		84

26.88	8.41	82,114	0.71		1.18		0.71		32
24.88	28.96	975,826	0.71		1.29	(g)	0.71		67
19.60	13.93	713,205	0.71		1.12		0.71		55
17.43	(3.39)	245,896	0.72	(i)	1.14	(i)	0.72	(i)	60

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2014	J.P. MORGAN TAX AWARE FUNDS	37

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
Tax Aware Real Return Fund
Class A
Six Months Ended April 30, 2014 (Unaudited)	$10.06	$0.13	(f)	$0.04	$0.17	$(0.13)
Year Ended October 31, 2013	10.51	0.25		(0.48)	(0.23)	(0.22)
Year Ended October 31, 2012	10.19	0.24		0.32	0.56	(0.24)
Year Ended October 31, 2011	10.07	0.26		0.12	0.38	(0.26)
Year Ended October 31, 2010	9.84	0.23		0.23	0.46	(0.23)
Year Ended October 31, 2009	9.08	0.28		0.75	1.03	(0.27)

Class C
Six Months Ended April 30, 2014 (Unaudited)	10.03	0.10	(f)	0.04	0.14	(0.10)
Year Ended October 31, 2013	10.48	0.17		(0.47)	(0.30)	(0.15)
Year Ended October 31, 2012	10.16	0.18		0.32	0.50	(0.18)
Year Ended October 31, 2011	10.04	0.19		0.12	0.31	(0.19)
Year Ended October 31, 2010	9.82	0.16		0.23	0.39	(0.17)
Year Ended October 31, 2009	9.07	0.21		0.75	0.96	(0.21)

Class R6
Six Months Ended April 30, 2014 (Unaudited)	10.08	0.15	(f)	0.04	0.19	(0.15)
August 16, 2013(g) through October 31, 2013	9.92	0.05		0.18 (h)	0.23	(0.07)

Institutional Class
Six Months Ended April 30, 2014 (Unaudited)	10.08	0.14	(f)	0.04	0.18	(0.15)
Year Ended October 31, 2013	10.53	0.27		(0.48)	(0.21)	(0.24)
Year Ended October 31, 2012	10.20	0.27		0.33	0.60	(0.27)
Year Ended October 31, 2011	10.08	0.28		0.12	0.40	(0.28)
Year Ended October 31, 2010	9.85	0.25		0.23	0.48	(0.25)
Year Ended October 31, 2009	9.10	0.30		0.75	1.05	(0.30)

Select Class
Six Months Ended April 30, 2014 (Unaudited)	10.06	0.13	(f)	0.05	0.18	(0.13)
Year Ended October 31, 2013	10.51	0.25		(0.47)	(0.22)	(0.23)
Year Ended October 31, 2012	10.19	0.26		0.31	0.57	(0.25)
Year Ended October 31, 2011	10.07	0.27		0.12	0.39	(0.27)
Year Ended October 31, 2010	9.84	0.24		0.23	0.47	(0.24)
Year Ended October 31, 2009	9.09	0.28		0.75	1.03	(0.28)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Commencement of offering of class of shares.
(h)	Calculation of the net realized and unrealized gains (losses) per share do not correlate with the Fund’s net realized and unrealized gains (losses) presented in the Statements of Operations due to the timing of capital transactions in relation to the fluctuating market values of the Fund’s investments.

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN TAX AWARE FUNDS	APRIL 30, 2014

	Ratios Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$10.10	1.74%	$111,126	0.75%	2.57%	0.97%	2%
10.06	(2.22)	153,819	0.75	2.31	0.97	16
10.51	5.55	222,694	0.75	2.34	0.97	8
10.19	3.80	183,105	0.75	2.53	0.97	14
10.07	4.69	185,970	0.74	2.30	0.98	16
9.84	11.51	155,982	0.74	2.90	1.00	9

10.07	1.42	67,373	1.40	1.92	1.47	2
10.03	(2.85)	83,639	1.40	1.67	1.47	16
10.48	4.92	108,755	1.40	1.70	1.47	8
10.16	3.13	100,908	1.40	1.88	1.48	14
10.04	3.96	107,844	1.39	1.65	1.48	16
9.82	10.73	89,259	1.39	2.16	1.50	9

10.12	1.92	290,479	0.40	2.93	0.47	2
10.08	2.33	102,671	0.38	2.69	0.47	16

10.11	1.76	1,590,862	0.50	2.83	0.57	2
10.08	(1.97)	960,451	0.50	2.57	0.57	16
10.53	5.91	944,652	0.50	2.58	0.57	8
10.20	4.05	740,738	0.50	2.78	0.58	14
10.08	4.95	672,006	0.49	2.55	0.58	16
9.85	11.66	612,933	0.49	3.09	0.60	9

10.11	1.77	186,883	0.65	2.66	0.72	2
10.06	(2.11)	1,544,101	0.65	2.42	0.72	16
10.51	5.66	1,979,923	0.65	2.46	0.72	8
10.19	3.91	2,012,662	0.65	2.63	0.73	14
10.07	4.80	2,224,519	0.64	2.40	0.73	16
9.84	11.53	2,170,175	0.64	2.95	0.75	9

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2014	J.P. MORGAN TAX AWARE FUNDS	39

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2014 (Unaudited)

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 2 separate funds of the Trust (collectively, the “Funds”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Tax Aware Equity Fund	Class A, Class C, Institutional Class and Select Class	Diversified
Tax Aware Real Return Fund	Class A, Class C, Class R6*, Institutional Class and Select Class	Diversified

*	Class R6 Shares of the Tax Aware Real Return Fund commenced operations on August 16, 2013.

The investment objective of Tax Aware Equity Fund is to seek to provide high after-tax total return from a portfolio of selected equity securities.

The investment objective of Tax Aware Real Return Fund is to seek to maximize after-tax inflation protected return.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class R6, Institutional Class and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Funds are valued. Securities listed on the NASDAQ Stock Market LLC are generally valued at the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on prices received from independent or affiliated pricing services approved by the Board of Trustees or third party broker-dealers. The pricing services or broker-dealers use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services or broker-dealers may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services or broker-dealers also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, various forms of credit enhancements, such as bond insurance, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair values. Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at each investment company’s net asset value per share (“NAV”) as of the report date.

Certain investments of the Funds may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Funds to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material. Futures and options are generally valued on the basis of available market quotations. Swaps and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such pricing services or values received are deemed not representative of fair value, values will be obtained from a third party broker-dealer or counterparty.

Securities or other assets for which market quotations are not readily available or for which market quotations are deemed to not represent the fair value of the security or asset at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. The Board of Trustees has established an Audit and Valuation Committee to assist with the oversight of the valuation of the Funds’ securities. JPMorgan Funds Management, Inc. (the “Administrator” or “JPMFM”) has established a Valuation Committee (“VC”) that is comprised of senior representatives from JPMFM, J.P. Morgan Investment Management Inc. (the “Adviser” or “JPMIM”), and J.P. Morgan Asset Management’s Legal, Compliance and Risk Management groups and the Funds’ Chief Compliance Officer. The VC’s responsibilities include making determinations regarding Level 3 fair value measurements (“Fair Values”) and/or providing recommendations for approval to the Board of Trustees’ Audit and Valuation Committee, in accordance with the Funds’ valuation policies.

The VC or Board of Trustees, as applicable, primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment.

40	J.P. MORGAN TAX AWARE FUNDS	APRIL 30, 2014

The VC or Board of Trustees may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed.

It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. JPMFM and JPMIM are responsible for monitoring developments that may impact Fair Values and for discussing and assessing Fair Values on an ongoing, and at least a quarterly basis with the VC and Board of Trustees, as applicable. The appropriateness of Fair Values is assessed based on results of unchanged price review and consideration of macro or security specific events, back testing, and broker and vendor due diligence.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the fair value of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

Tax Aware Equity Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$1,240,828	$—	$—	$1,240,828

Tax Aware Real Return Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (b)	$78,992	$2,210,479	$—	$2,289,471

Appreciation in Other Financial Instruments
Inflation-Linked Swaps	$—	$437	$—	$437

Depreciation in Other Financial Instruments
Inflation-Linked Swaps	$—	$(54,167)	$—	$(54,167)

(a)	All portfolio holdings designated as Level 1 are disclosed individually on the SOIs. Please refer to the SOIs for the industry specifics of portfolio holdings.
(b)	All portfolio holdings designated as Level 1 and Level 2 are disclosed individually on the SOIs. Level 1 consists of a money market mutual fund that is held for daily investments of cash. Please refer to the SOIs for state specifics of portfolio holdings.

There were no transfers among any levels during the six months ended April 30, 2014.

B. Swaps — Tax Aware Real Return Fund uses inflation-linked swaps to provide inflation protection within its portfolio. These transactions are negotiated contracts between the Fund and a counterparty to exchange cash flows at specified, future intervals.

The use of swaps exposes the Fund to interest rate risk. The Fund also may be subject to various risks from the use of swaps including: (i) the risk that changes in the value of the swap may not correlate perfectly with the underlying rate; (ii) counterparty credit risk related to the failure, by the counterparty to the swap, to perform under the terms of the contract; (iii) liquidity risk related to the lack of a liquid market for these contracts allowing the Fund to close out its position(s); and (iv) documentation risk relating to disagreement over contract terms.

Counterparty credit risk may be mitigated to the extent a counterparty posts collateral for mark to market gains to the Fund.

The value of a swap agreement is recorded as either an asset or a liability on the Statements of Assets and Liabilities at the beginning of the measurement period. The change in the value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is reported as

APRIL 30, 2014	J.P. MORGAN TAX AWARE FUNDS	41

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2014 (Unaudited) (continued)

change in net unrealized appreciation/depreciation in the Statements of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or payment made upon termination of a swap agreement.

Tax Aware Real Return Fund is party to various derivative contracts governed by International Swaps and Derivatives Association master agreements (“ISDA agreements”). The Fund’s ISDA agreements, which are separately negotiated with each dealer counterparty, may contain provisions allowing, absent other considerations, a counterparty to exercise rights, to the extent not otherwise waived, against the Fund in the event the Fund’s net assets decline over time by a pre-determined percentage or fall below a pre-determined floor. The ISDA agreements also contain provisions allowing, absent other conditions, the Fund to exercise rights, to the extent not otherwise waived, against the counterparty (i.e. decline in a counterparty’s credit rating below a specified level). Such rights for both the counterparty and Fund often include the ability to terminate (i.e. close out) open contracts at prices which may favor the counterparty, which could have an adverse effect on the Fund. The ISDA agreements give the Fund and counterparty the right, upon an event of default, to close out all transactions traded under such agreements and to net amounts owed or due across all transactions and offset such net payable or receivable with collateral posted to a segregated account by one party to the other.

The Fund’s swap contracts are subject to master netting arrangements.

The table below discloses the volume of the Fund’s swap activity during the six months ended April 30, 2014 (amounts in thousands):

Interest Rate-Related Swaps (Inflation-Linked Swaps)	Tax Aware Real Return Fund
Average Notional Balance — Pays Fixed Rate	$2,072,571
Ending Notional Balance — Pays Fixed Rate	1,921,000

The Fund may be required to post or receive collateral based on the net value of the Fund’s outstanding swap contracts with the counterparty in the form of cash or securities. Daily movement of collateral is subject to minimum threshold amounts. Collateral posted by the Fund is held in a segregated account at the Fund’s custodian bank. Cash collateral posted by the Fund is invested in an affiliated money market fund (See Note 3.F.) and is reported on the Statements of Assets and Liabilities as Investments in affiliates — restricted. Collateral received by the Fund is held in escrow in segregated accounts maintained by JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Fund, which provides collateral management services to the Fund (See Note 3.G.). These amounts are not reflected on the Fund’s Statements of Assets and Liabilities and are disclosed in the table below.

The Tax Aware Real Return Fund’s swap contracts at net value and collateral posted or received by counterparty as of April 30, 2014 are as follows (amounts in thousands):

Counterparty		Value of Swap Contracts	Collateral Amount
Barclays Bank plc	Collateral Posted	$(22,678)	$21,990
BNP Paribas		(1,195)	960
Citibank, N.A.		(3,286)	3,370
Credit Suisse International		(3,162)	3,270
Deutsche Bank AG, New York		(4,763)	4,010
Morgan Stanley Capital Services		(813)	720
Royal Bank of Scotland		(14,480)	14,060
Union Bank of Switzerland AG		(3,422)	3,080

Morgan Stanley Capital Services	Collateral Received	$69	$(492)

C. Summary of Derivatives Information

The following tables present the value of derivatives held as of April 30, 2014, by their primary underlying risk exposure and respective location on the Statements of Assets and Liabilities (amounts in thousands):

Tax Aware Real Return Fund

Derivative Contract	Statements of Assets and Liabilities Location
Gross Assets:		Swaps
Interest rate contracts	Receivables	$437

Gross Liabilities:
Interest rate contracts	Payables	$(54,167)

42	J.P. MORGAN TAX AWARE FUNDS	APRIL 30, 2014

The following tables present the Fund’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and net of any related collateral received or posted by the Fund as of April 30, 2014 (amounts in thousands):

Tax Aware Real Return Fund

Counterparty	Gross Amount of Derivative Assets Presented in the Statements of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Received (b)	Net Amount Due From Counterparty (not less than zero)
BNP Paribas	$197	$(197)	$—	$—
Citibank, N.A.	92	(92)	—	—
Deutsche Bank AG, New York	79	(79)	—	—
Morgan Stanley Capital Services	69	(69)	—	—

	$437	$(437)	$—	$—

Counterparty	Gross Amount of Derivative Liabilities Presented in the Statements of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Posted (b)	Net Amount Due To Counterparty (not less than zero)
Barclays Bank plc	$22,678	$—	$(21,990)	$688
BNP Paribas	1,392	(197)	(960)	235
Citibank, N.A.	3,378	(92)	(3,286)	—
Credit Suisse International	3,162	—	(3,162)	—
Deutsche Bank AG, New York	4,842	(79)	(4,010)	753
Morgan Stanley Capital Services	813	(69)	(720)	24
Royal Bank of Scotland	14,480	—	(14,060)	420
Union Bank of Switzerland AG	3,422	—	(3,080)	342

	$54,167	$(437)	$(51,268)	$2,462

(a)	For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities subject to master netting arrangements in the Statements of Assets and Liabilities.
(b)	Collateral received or posted is limited to the net derivative asset or net derivative liability amounts. See Note 2.B. for actual collateral received or posted.

The following tables present the effect of derivatives on the Statements of Operations for the six months ended April 30, 2014, by primary underlying risk exposure (amounts in thousands):

Tax Aware Real Return Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Statements of Operations
Derivative Contract	Swaps
Interest rate contracts	$(16,721)

Amount of Change in Unrealized Appreciation / Depreciation on Derivatives Recognized in Statements of Operations
Derivative Contract	Swaps
Interest rate contracts	$9,002

The Fund’s derivatives contracts held at April 30, 2014 are not accounted for as hedging instruments under GAAP.

D. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when a Fund first learns of the dividend.

E. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

APRIL 30, 2014	J.P. MORGAN TAX AWARE FUNDS	43

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2014 (Unaudited) (continued)

F. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of April 30, 2014, no liability for income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Fund’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

G. Distributions to Shareholders — Tax Aware Equity Fund generally declares and pays distributions from net investment income quarterly. Tax Aware Real Return Fund generally declares and pays distributions from net investment income monthly. Distributions are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, the Adviser, an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), supervises the investments of each Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual rate for each Fund is as follows:

Tax Aware Equity Fund	0.35%
Tax Aware Real Return Fund	0.35

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator, an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended April 30, 2014, the effective annualized rate was 0.08% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

JPMCB, a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of each Fund’s shares. The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A and Class C Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class C
Tax Aware Equity Fund	0.25%	0.75%
Tax Aware Real Return Fund	0.25	0.75

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended April 30, 2014, the Distributor retained the following (amounts in thousands):

	Front-End Sales Charge
Tax Aware Equity Fund	$—	(a)
Tax Aware Real Return Fund	2

(a)	Amount rounds to less than $1,000.

D. Shareholder Servicing Fees — The Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. The Class R6 Shares do not participate in the Shareholder Servicing Agreement. For performing these services, the Distributor receives a fee that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class C	Institutional Class	Select Class
Tax Aware Equity Fund	0.25%	0.25%	0.10%	0.25%
Tax Aware Real Return Fund	0.25	0.25	0.10	0.25

44	J.P. MORGAN TAX AWARE FUNDS	APRIL 30, 2014

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For these services, the Funds pay JPMCB transaction and asset based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statements of Operations. Payments to the custodian may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately in the Statements of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statements of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class C	Class R6	Institutional Class	Select Class
Tax Aware Equity Fund	1.05%	1.55%	n/a	0.55%	0.80%
Tax Aware Real Return Fund	0.75	1.40	0.40%	0.50	0.65

The expense limitation agreements were in effect for the six months ended April 30, 2014. The contractual expense limitation percentages in the table above are in place until at least February 28, 2015.

For the six months ended April 30, 2014, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total
Tax Aware Equity Fund	$—	$—	$35	$35
Tax Aware Real Return Fund	—	841	93	934

Additionally, the Funds may invest in one or more money market funds advised by the Adviser or its affiliates. The Adviser, Administrator and Distributor, as shareholder servicing agent, waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Funds’ investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amounts of these waivers resulting from investments in these money market funds for the six months ended April 30, 2014 were as follows (amounts in thousands):

Tax Aware Equity Fund	$9
Tax Aware Real Return Fund	45

G. Collateral Management Fees — JPMCB provides derivatives collateral management services for the Tax Aware Real Return Fund. The amounts paid directly to JPMCB by the Fund for these services are included in Collateral Management fees on the Statements of Operations.

H. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with Federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended April 30, 2014, the Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Adviser.

The Funds may use related party broker-dealers. For the six months ended April 30, 2014, the Funds did not incur any brokerage commissions with broker-dealers affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

APRIL 30, 2014	J.P. MORGAN TAX AWARE FUNDS	45

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2014 (Unaudited) (continued)

4. Investment Transactions

During the six months ended April 30, 2014, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Tax Aware Equity Fund	$396,570	$371,590
Tax Aware Real Return Fund	48,733	565,614

During the six months ended April 30, 2014, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at April 30, 2014 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Tax Aware Equity Fund	$845,972	$396,194	$1,338	$394,856
Tax Aware Real Return Fund	2,135,982	157,073	3,584	153,489

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Funds after October 31, 2011, are carried forward indefinitely, and retain their character as short-term and/or long-term losses. Prior to the Act, net capital losses incurred by the Funds were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At October 31, 2013, the following Fund had post-enactment net capital loss carryforwards (amounts in thousands):

	Capital Loss Carryforward Character
	Short-Term	Long-Term
Tax Aware Real Return Fund	$19,507	$—

At October 31, 2013, the Funds had pre-enactment net capital loss carryforwards, expiring during the years indicated, which are available to offset future realized gains (amounts in thousands):

	2017	2018	2019	Total
Tax Aware Equity Fund	$2,911	$—	$—	$2,911
Tax Aware Real Return Fund	26,211	2,850	124	29,185

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Funds because the Funds and the series of JPMorgan Trust II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 10, 2014.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at April 30, 2014, or at any time during the six months ended April 30, 2014.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statements of Operations.

46	J.P. MORGAN TAX AWARE FUNDS	APRIL 30, 2014

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

One or more affiliates of the Adviser have investment discretion with respect to their clients’ holdings in the Funds, which collectively represent a significant portion of the Funds’ assets. Significant shareholder transactions by these shareholders, if any, may impact the Funds’ performance.

Tax Aware Real Return Fund invests primarily in a portfolio of municipal debt obligations issued by states, territories and possessions of the United States and by the District of Columbia, and by their political subdivisions and duly constituted authorities. An issuer’s ability to meet its payment obligations may be affected by economic or political developments in a specific state or region. These debt obligations may be insured by private insurers who guarantee the payment of principal and interest in the event of issuer default. The value of these investments may be impacted by changes to bond insurers’ ratings and the Fund’s ability to collect principal and interest, in the event of an issuer’s default, may be limited if the private insurer does not have the wherewithal to satisfy its obligation.

APRIL 30, 2014	J.P. MORGAN TAX AWARE FUNDS	47

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, November 1, 2013, and continued to hold your shares at the end of the reporting period, April 30, 2014.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value November 1, 2013	Ending Account Value April 30, 2014	Expenses Paid During the Period*	Annualized Expense Ratio
Tax Aware Equity Fund
Class A
Actual	$1,000.00	$1,082.60	$4.96	0.96%
Hypothetical	1,000.00	1,020.03	4.81	0.96
Class C
Actual	1,000.00	1,079.70	7.53	1.46
Hypothetical	1,000.00	1,017.55	7.30	1.46
Institutional Class
Actual	1,000.00	1,084.80	2.84	0.55
Hypothetical	1,000.00	1,022.07	2.76	0.55
Select Class
Actual	1,000.00	1,084.10	3.67	0.71
Hypothetical	1,000.00	1,021.27	3.56	0.71

Tax Aware Real Return Fund
Class A
Actual	1,000.00	1,017.40	3.75	0.75
Hypothetical	1,000.00	1,021.08	3.76	0.75
Class C
Actual	1,000.00	1,014.20	6.99	1.40
Hypothetical	1,000.00	1,017.85	7.00	1.40
R6 Class
Actual	1,000.00	1,019.20	2.00	0.40
Hypothetical	1,000.00	1,022.81	2.01	0.40
Institutional Class
Actual	1,000.00	1,017.60	2.50	0.50
Hypothetical	1,000.00	1,022.32	2.51	0.50
Select Class
Actual	1,000.00	1,017.70	3.25	0.65
Hypothetical	1,000.00	1,021.57	3.26	0.65

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

48	J.P. MORGAN TAX AWARE FUNDS	APRIL 30, 2014

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2014. All rights reserved. April 2014.	SAN-TA-414

Semi-Annual Report

J.P. Morgan Country/Region Funds

April 30, 2014 (Unaudited)

JPMorgan Asia Pacific Fund

JPMorgan China Region Fund

JPMorgan Intrepid European Fund

JPMorgan Latin America Fund

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

MAY 29, 2014 (Unaudited)

Dear Shareholder:

Broad improvement in the global economy — particularly in developed markets — drove global equity prices to successive record highs during the six months ended April 30, 2014. While bond markets experienced periodic volatility, the concerted efforts of central banks to hold down interest rates and thus tamp down inflationary pressures ultimately helped bond prices to recover somewhat toward the end of the period. Globally, investors appeared to shrug off events that had rattled financial markets: the U.S. Federal Reserve’s (the “Fed”) decision to taper its asset purchasing; severe winter weather across large parts of the U.S.; the continuing political/military crisis in Ukraine; and broad concerns about the health of China’s economy.

“Central bank policies in the U.S. and Europe are beginning to diverge, with the Fed moving toward a more normalized economy and the European Central Bank committed to intervention and guarding against the threat of price deflation.”

In December, the Fed followed through on its stated policy direction and reduced its monthly purchases of U.S. Treasury bonds and mortgage-backed securities by $10 billion to $75 billion and further cut purchases to $55 billion by the end of April. The initial move in December set off a rally in U.S. equities that drove share prices to record highs by the end of calendar year 2013.

While U.S. economic indicators showed incremental improvement through the first half of the reporting period, a string of winter storms curbed economic activity and held down productivity to a larger extent than was generally known at the time. Subsequent data showed the U.S. economy shrank by 1% in the first three months of 2014, even as consumer spending on services had the largest increase in 14 years. Winter storms crimped profits at airlines, parcel delivery firms and homebuilders. Bond prices rebounded somewhat in 2014, as slower-than-expected domestic growth and instability in emerging markets lifted demand for fixed income securities. For the six months ended April 30, 2014, the Standard & Poor’s 500 Index returned 8.36%, while the Barclays U.S. Aggregate Index returned 1.74%.

In Europe, the crisis in Ukraine threatened to disrupt the economic stability that had returned during the second half of 2013. Though a direct military confrontation between Ukraine and Russia had largely been avoided, the imposition of economic sanctions against leading members of Russian President Vladimir Putin’s inner circle raised questions about Europe’s dependence on natural gas exports from Russia. At the end of the reporting period, European energy supplies remained intact. Moreover, the European Union’s continued economic recovery — marked by Ireland’s exit from the bloc’s bailout program — and healthy corporate profits, combined with mergers and acquisitions activity, helped to lift equity markets. Bond prices across Europe also gained as instability in emerging markets drove investors to seek yield elsewhere.

In Japan, equity markets reached record highs and outperformed other developed markets at the end of calendar year 2013. However, investor enthusiasm for the policies of Prime Minister Shinzo Abe began to recede in 2014 as the Japanese economy showed signs of sputtering. An April 1, 2014 increase in the national consumption tax further weakened investor sentiment amid concerns the tax hike would curb domestic demand. Exporters, particularly automakers, came under pressure on expectations that a strengthening yen may erase the comparative advantage they had enjoyed over the past year. The Morgan Stanley Capital International Europe, Australasia, Far East Index (net of foreign withholding taxes) returned 4.44% for the six-month period.

China and Emerging Markets

Emerging market volatility continued throughout the six-month period. The Fed’s decision in December to taper off asset purchases sparked a sell-off across emerging markets that drove volatility in emerging market currencies. Disappointing economic data from China, combined with the first default in the Chinese bond market, again raised concerns about the potential for a sharp slowdown in growth. Demand from China is a major driver of emerging market exports and a slower growth in the Chinese economy would have an outsized impact on emerging market economies. Elsewhere, a currency crisis in Argentina and political uncertainty surrounding election cycles in select emerging markets also weighed on financial markets. The Morgan Stanley Capital International Emerging Markets Index (net of foreign withholdings taxes) returned -2.98% for the six-month period. Despite the headwinds facing emerging markets, the Barclays Emerging Markets USD Aggregate Index returned 3.00%, which illustrates the extent to which investors were willing to take on risk in their search for extra yield.

Central bank policies in the U.S. and Europe are beginning to diverge, with the Fed moving toward a more normalized economy and the European Central Bank committed to intervention and guarding against the threat of price deflation. The trajectory of Japan’s economy is uncertain and emerging markets remain vulnerable to shocks from developments in China, changes in investor sentiment and domestic political turmoil. This backdrop reinforces the wisdom of maintaining a long-term view of your investment portfolio and the benefits derived from diversified holdings.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

APRIL 30, 2014	J.P. MORGAN COUNTRY/REGION FUNDS	1

J.P. Morgan Country/Region Funds

MARKET OVERVIEW

SIX MONTHS ENDED APRIL 30, 2014

In most parts of the world, central banks continued their efforts to stimulate economic growth with accommodative policies during the period. In Europe, the European Central Bank showed its commitment to preserving the viability of the euro, as it cut interest rates and introduced new programs designed to aid struggling euro zone members. Stock returns varied across countries and regions but were generally positive for the six months ended April 30, 2014.

Greater China

Chinese equities came under pressure after the nation’s policymakers sought to implement longer-term economic reforms rather than short-term stimulus in the face of an economy that is still growing but many believed to be lacking positive momentum. Further pressuring Chinese stock prices during the period was the yuan’s weakness against the U.S. dollar following monetary actions taken by the Chinese government. Hong Kong’s economic growth weakened during the period amid the Chinese government’s efforts to slow growth in the real estate sector — an important component of Hong Kong’s economy. Taiwan’s economy showed improvement during the reporting period with better-than-expected growth in gross domestic product in the first quarter of 2014, as demand from the U.S. and Europe helped Taiwanese exporters. Stocks in the greater China region, as measured by the MSCI Golden Dragon Index (net of foreign withholding taxes), returned -2.57% for the six months ended April 30, 2014.

Europe

The region’s economic recovery continued and corporate earnings, along with mergers and acquisitions activity, bolstered share prices during the period. While economic sanctions imposed by Western nations in response to Russia’s occupation of Crimea raised concerns about natural gas supplies to European nations, the absence of a large scale military confrontation helped to calm markets. The MSCI Europe Index (net of foreign withholding taxes) returned 8.26% for the six months ended April 30, 2014.

Latin America

Economic growth weakened in the latter half of the reporting period amid slower export demand, partly due to severe winter weather in the U.S. Currency instability in Brazil and Argentina, and political and economic turmoil in Venezuela, also weighed on regional markets. However, below-target inflation rates in Chile and Mexico allowed their central banks to cut interest rates to historic lows to stimulate demand. The MSCI Emerging Markets Latin America Index (net of foreign withholding taxes) returned -3.98% for the six months ended April 30, 2014.

2	J.P. MORGAN COUNTRY/REGION FUNDS	APRIL 30, 2014

JPMorgan Asia Pacific Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2014 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	-0.26%
Morgan Stanley Capital International (“MSCI”) All Country Asia Pacific ex-Japan Index (net of foreign withholding taxes)	-0.30%

Net Assets as of 4/30/2014 (In Thousands)	$6,211

INVESTMENT OBJECTIVE**

The JPMorgan Asia Pacific Fund (the “Fund”) seeks to provide long-term capital growth.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) modestly outperformed the MSCI All Country Asia Pacific ex-Japan Index (net of foreign withholding taxes) (the “Benchmark”) for the six months ended April 30, 2014. The Fund’s security selection in Taiwan and India were the primary contributors to the Fund’s performance relative to the Benchmark. The Fund’s security selection in China and its country allocation to China were the leading detractors from relative performance.

To facilitate a broadly diversified portfolio, the Fund held a range of 137 to 142 securities across sectors during the reporting period.

Leading individual contributors to the Fund’s relative performance included its overweight positions in Largan Precision Co. and Catcher Technology Co., both Taiwanese information technology companies that have seen orders stabilize and an increase in demand for components for smart phones. The Fund’s overweight position in China Gas Holdings Ltd. also contributed to relative performance. Shares of China Gas Holdings, a Chinese energy company, benefitted from double-digit growth in household connections and sales of natural gas.

Leading detractors from the Fund’s relative performance included overweight positions in China-based companies Sunac China Holdings Ltd. in the financials sector, BBMG Corp. in the materials sector and Great Wall Motor Co. in the consumer discretionary sector. Sunac and BBMG, which were not in the Benchmark, both suffered as weak property sales — coupled with the Chinese government’s mortgage control measures — pressured both stocks. Shares of Great Wall Motor, China’s biggest maker of sport utility vehicles, weakened after the company reported a delay in the launch of a new model for its flagship product in order to address technical deficiencies.

HOW WAS THE FUND POSITIONED?

During the reporting period, the Fund employed bottom-up security selection based on a systematic approach of finding what the Fund’s portfolio managers believed were securities that had attractive momentum characteristics, as well as securities that they believed were attractively valued and fundamentally strong.

During the six-month reporting period, the Fund trimmed its exposure to Chinese real estate in response to the Chinese government’s efforts to slow growth in the property sector. The Fund remained overweight in the Taiwan technology sector.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Samsung Electronics Co., Ltd. (South Korea)	3.9%
2.	BHP Billiton Ltd. (Australia)	3.4
3.	Commonwealth Bank of Australia (Australia)	3.1
4.	Westpac Banking Corp. (Australia)	2.9
5.	Taiwan Semiconductor Manufacturing Co., Ltd. (Taiwan)	2.9
6.	Australia & New Zealand Banking Group Ltd. (Australia)	2.7
7.	National Australia Bank Ltd. (Australia)	2.0
8.	Tencent Holdings Ltd. (China)	1.9
9.	AIA Group Ltd. (Hong Kong)	1.7
10.	China Construction Bank Corp., Class H (China)	1.6

PORTFOLIO COMPOSITION BY COUNTRY***
Australia	23.4%
Hong Kong	15.6
Taiwan	15.3
China	14.4
South Korea	12.9
India	7.6
Indonesia	2.8
Philippines	2.6
Singapore	2.4
Thailand	1.4
Others (each less than 1.0%)	1.6

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of April 30, 2014. The Fund’s portfolio composition is subject to change.

APRIL 30, 2014	J.P. MORGAN COUNTRY/REGION FUNDS	3

JPMorgan Asia Pacific Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2014 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2014

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	SINCE INCEPTION
CLASS A SHARES	11/30/11
Without Sales Charge		(0.37)%	0.72%	9.58%
With Sales Charge**		(5.61)	(4.59)	7.17
CLASS C SHARES	11/30/11
Without CDSC		(0.64)	0.23	9.03
With CDSC***		(1.64)	(0.77)	9.03
SELECT CLASS SHARES	11/30/11	(0.26)	0.99	9.85

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (11/30/11 TO 4/30/14)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on November 30, 2011.

Effective June 29, 2012, the Fund’s investment strategy changed and performance would have been different if the Fund were managed using its current strategy.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Asia Pacific Fund, the MSCI All Country Asia Pacific ex-Japan Index and the Lipper Pacific ex-Japan Funds Index from November 30, 2011 to April 30, 2014. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI All Country Asia Pacific ex-Japan Index does not reflect the deduction of expenses associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The performance of the Lipper Pacific ex-Japan Funds Index includes expenses associated with a mutual fund, such as investment management fees.

These expenses are not identical to the expenses incurred by the Fund. The MSCI All Country Asia Pacific ex-Japan Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance in the Asia Pacific region, excluding Japan. The Lipper Pacific ex-Japan Funds Index represents the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations. The Fund is also subject to the additional risk of non-diversified “regional” fund investing.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN COUNTRY/REGION FUNDS	APRIL 30, 2014

JPMorgan China Region Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2014 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	-2.88%
Morgan Stanley Capital International (“MSCI”) Golden Dragon Index (net of foreign withholding taxes)	-2.57%

Net Assets as of 4/30/2014 (In Thousands)	$315,496

INVESTMENT OBJECTIVE**

The JPMorgan China Region Fund (the “Fund”) will seek long-term capital growth.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) underperformed the MSCI Golden Dragon Index (net of foreign withholding taxes) (the “Benchmark”) for the six months ended April 30, 2014. The Fund’s security selection in Hong Kong detracted from performance relative to the Benchmark, while security selection in China and Taiwan helped the Fund’s relative performance.

Leading individual detractors from relative performance included the Fund’s position in China Life Insurance Co., its underweight position in Hon Hai Precision Industry Co. and its overweight position in Great Wall Motor Co.

The Fund started to build its position in China Life Insurance, a Chinese financial sector company, in November and missed the appreciation in the share price that occurred prior to the Fund’s purchases during the period. Shares of Hon Hai Precision, a Taiwanese information technology company, gained on stabilization in orders and an increase in demand for liquid crystal displays following a correction in semiconductor inventories. However, the Fund did not hold the stock, which hurt relative performance. Shares of Great Wall Motor, China’s biggest maker of sports utility vehicles, weakened after the company reported a delay in the launch of a new model for its flagship product to address technical deficiencies.

Leading individual contributors to relative performance included the Fund’s overweight positions in Largan Precision Co., Tencent Holdings Ltd. and Beijing Enterprises Water Group Ltd.

Shares of Largan Precision, a Taiwanese information technology company, benefitted from stabilization in orders and an increase in demand for liquid crystal displays following a correction in semiconductor inventories. Tencent Holdings, a Chinese information technology company, performed well on the back of strong user growth in the Internet gaming space. Shares of Beijing Enterprises, a Chinese water utility, gained from the Chinese government’s stated commitment to energy and environmental issues.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up fundamental approach to security selection, rigorously researching companies in an attempt to determine their underlying value and potential for future earnings growth. As a result of this process, the Fund finished the reporting period with an overweight versus the Benchmark in China.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Taiwan Semiconductor Manufacturing Co., Ltd., ADR (Taiwan)	7.9%
2.	Tencent Holdings Ltd. (China)	6.3
3.	AIA Group Ltd. (Hong Kong)	4.9
4.	China Construction Bank Corp., Class H (China)	4.7
5.	China Petroleum & Chemical Corp., Class H (China)	3.1
6.	Cheung Kong Holdings Ltd. (Hong Kong)	2.9
7.	Hutchison Whampoa Ltd. (Hong Kong)	2.5
8.	Galaxy Entertainment Group Ltd. (Hong Kong)	2.5
9.	MediaTek, Inc. (Taiwan)	2.3
10.	Ping An Insurance Group Co. of China Ltd., Class H (China)	2.3

PORTFOLIO COMPOSITION BY COUNTRY***
China	44.7%
Taiwan	28.7
Hong Kong	26.6

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of April 30, 2014. The Fund’s portfolio composition is subject to change.

APRIL 30, 2014	J.P. MORGAN COUNTRY/REGION FUNDS	5

JPMorgan China Region Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2014 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2014

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	2/28/07
Without Sales Charge		(2.99)%	1.90%	9.99%	4.44%
With Sales Charge**		(8.08)	(3.46)	8.81	3.66
CLASS C SHARES	2/28/07
Without CDSC		(3.27)	1.40	9.43	3.92
With CDSC***		(4.27)	0.40	9.43	3.92
SELECT CLASS SHARES	2/28/07	(2.88)	2.19	10.26	4.70

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (2/28/07 TO 4/30/14)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on February 28, 2007.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan China Region Fund, the MSCI Golden Dragon Index and the Lipper China Region Funds Index from February 28, 2007 to April 30, 2014. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI Golden Dragon Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident individual investors who do not benefit from double taxation treaties. The performance of the Lipper China Region Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI Golden Dragon

Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the China region. The Lipper China Region Funds Index represents the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations. The Fund is also subject to the additional risk of non-diversified “regional” fund investing.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6	J.P. MORGAN COUNTRY/REGION FUNDS	APRIL 30, 2014

JPMorgan Intrepid European Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2014 (Unaudited)

Reporting Period Return:
Fund (Class A Shares, without a sales charge)*	8.77%
Morgan Stanley Capital International (“MSCI”) Europe Index (net of foreign withholding taxes)	8.26%

Net Assets as of 4/30/2014 (In Thousands)	$1,491,807

INVESTMENT OBJECTIVE**

The JPMorgan Intrepid European Fund (the “Fund”) seeks total return from long-term capital growth. Total return consists of capital growth and current income.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Class A Shares, without a sales charge) outperformed the MSCI Europe Index (net of foreign withholding taxes) (the “Benchmark”) for the six months ended April 30, 2014. The Fund’s security selection in the industrials and consumer discretionary sectors contributed to performance relative to the Benchmark, while security selection in the materials and health care sectors detracted from relative performance.

Individual contributors to relative performance included the Fund’s positions in Pandora A/S, Vestas Wind Systems A/S and Next PLC, which were not held in the Benchmark. Shares of Pandora, a Danish jewelry manufacturer, rose on better than expected 2013 results. Shares of Vestas, a Danish wind power company, rose as the company continued to gain market share and the wind turbine manufacturing industry showed strong orders in the fourth quarter of 2013. Shares of Next, a U.K. retailer of clothing and accessories, rose amid strong holiday season sales and the company’s raised earnings forecast for 2014.

Individual detractors from relative performance included the Fund’s underweight positions versus the Benchmark in AstraZeneca PLC and Royal Dutch Shell PLC and its overweight position in Nordex SE. Shares of AstraZeneca, a U.K. drug maker, rose on a buyout offer from Pfizer Inc, while shares of Royal Dutch Shell, an Anglo-Dutch energy company, rose on strong first-quarter 2014 results. Due to its underweight in both companies. the Fund did not fully capture the gains. Shares of Nordex, a German wind turbine manufacturer not held in the Benchmark, lagged behind its industry peers, partly due to weakness in its U.S. operations.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers believe that attractively valued, high quality securities with positive momentum outperform the market. During the reporting period, the Fund’s portfolio managers invested in securities that they believed had these style characteristics. Portfolio positions flowed from bottom-up security selection rather than top-down asset allocation decisions.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Total S.A. (France)	2.9%
2.	BP plc (United Kingdom)	2.7
3.	Nestle S.A. (Switzerland)	2.4
4.	Roche Holding AG (Switzerland)	2.0
5.	Rio Tinto plc (United Kingdom)	1.9
6.	Royal Dutch Shell plc, Class A (Netherlands)	1.7
7.	Bayerische Motoren Werke AG (Germany)	1.7
8.	British American Tobacco plc (United Kingdom)	1.6
9.	Enel S.p.A. (Italy)	1.5
10.	Orange S.A. (France)	1.5

PORTFOLIO COMPOSITION BY COUNTRY***
United Kingdom	32.1%
France	21.1
Germany	10.8
Switzerland	7.2
Spain	5.6
Netherlands	4.3
Denmark	3.2
Italy	2.8
Ireland	2.7
Sweden	2.0
Belgium	1.5
Finland	1.3
Norway	1.2
Others (each less than 1.0%)	0.3
Short-Term Investment	3.9

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of April 30, 2014. The Fund’s portfolio composition is subject to change.

APRIL 30, 2014	J.P. MORGAN COUNTRY/REGION FUNDS	7

JPMorgan Intrepid European Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2014 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2014

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	11/2/95
Without Sales Charge		8.77%	29.33%	17.43%	9.79%
With Sales Charge**		3.08	22.51	16.16	9.20
CLASS B SHARES	11/3/95
Without CDSC		8.52	28.67	16.84	9.34
With CDSC***		3.52	23.67	16.62	9.34
CLASS C SHARES	11/1/98
Without CDSC		8.54	28.67	16.85	9.24
With CDSC****		7.54	27.67	16.85	9.24
INSTITUTIONAL CLASS SHARES	9/10/01	9.02	29.90	17.99	10.33
SELECT CLASS SHARES	9/10/01	8.91	29.61	17.72	10.08

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
****	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (4/30/04 TO 4/30/14)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Intrepid European Fund, the MSCI Europe Index and the Lipper European Region Funds Index from April 30, 2004 to April 30, 2014. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the MSCI Europe Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident individual investors who do not benefit from double taxation treaties. The performance of the Lipper European Region Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI Europe Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of the developed markets in Europe. The Lipper European Region Funds Index represents the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 Year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	J.P. MORGAN COUNTRY/REGION FUNDS	APRIL 30, 2014

JPMorgan Latin America Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2014 (Unaudited)

Reporting Period Return:
Fund (Class A Shares, without a sales charge)*	-3.46%
Morgan Stanley Capital International (“MSCI”) Emerging Markets (“EM”) Latin America Index (net of foreign withholding taxes)	-3.98%

Net Assets as of 4/30/2014 (In Thousands)	$110,953

INVESTMENT OBJECTIVE**

The JPMorgan Latin America Fund (the “Fund”) will seek long-term capital growth.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Class A Shares, without a sales charge) posted a negative absolute return but outperformed the MSCI EM Latin America Index (net of foreign withholding taxes) (the “Benchmark”) for the six months ended April 30, 2014. During the period, the Fund’s security selection and underweight position in the materials and energy sectors contributed to performance relative to the Benchmark. The Fund’s security selection in the consumer discretionary and financial sectors detracted from relative performance.

Individual contributors to the Fund’s relative performance included the Fund’s underweight positions versus the Benchmark in Vale SA and Petroleo Brasileiro SA and its overweight position in Promotora Y Operadora De Infraestructura SAB de CV. Shares of Vale, a Brazilian metals and mining company, slumped on weaker profit from lower iron ore prices. Shares of Petroleo Brasileiro, Brazil’s state-controlled energy company, fell on persistent government intervention in company operations. Shares of Promotora Y Operadora, a Mexican engineering and construction company, rose on the release details regarding increased infrastructure spending in the so-called Pacto por Mexico reform plan.

Individual detractors from the Fund’s relative performance included its overweight positions versus the Benchmark in Fist Cash Financial Services Inc. and Arezzo Industria E Comercio SA, and its underweight position in Ceilo SA. Shares of First Cash Financial, an operator of pawn shops and retail financial services in the U.S. and Mexico that is not held in the Benchmark, fell after the company issued weak profit forecasts. Shares of Arezzo Industria, a Brazilian footwear company not held in the Benchmark, declined on overall weakness in the Brazilian economy. Shares of Cielo, a Brazilian credit card and payment services company, rose after the company forecast strong growth in domestic transaction volumes.

HOW WAS THE FUND POSITIONED?

During the reporting period, the Fund employed an active strategy in which portfolio construction was focused on the highest-

conviction ideas found at the security level. The Fund’s portfolio managers used bottom-up fundamental research to determine the Fund’s security weightings relative to the Benchmark, rigorously researching companies in an attempt to determine their underlying value and potential for future growth. As a result of this process, at the end of the reporting period, the Fund’s largest overweight versus the Benchmark was in the industrials sector and the Fund’s largest underweight versus the Benchmark was in the materials sector.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Itau Unibanco Holding S.A. (Preference Shares), ADR (Brazil)	7.7%
2.	Banco Bradesco S.A., ADR (Brazil)	6.9
3.	Petroleo Brasileiro S.A. (Brazil)	5.9
4.	AMBEV S.A., ADR (Brazil)	4.7
5.	Credicorp Ltd. (Peru)	2.9
6.	Cemex S.A.B. de C.V., ADR (Mexico)	2.5
7.	Copa Holdings S.A., Class A (Panama)	2.5
8.	BM&FBovespa S.A. (Brazil)	2.2
9.	Mexichem S.A.B. de C.V. (Mexico)	2.2
10.	Alfa S.A.B. de C.V., Class A (Mexico)	2.0

PORTFOLIO COMPOSITION BY COUNTRY***
Brazil	60.2%
Mexico	22.9
Peru	4.4
Chile	2.6
Panama	2.5
United States	1.7
Spain	1.4
Others (each less than 1.0%)	1.6
Short-Term Investment	2.7

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of April 30, 2014. The Fund’s portfolio composition is subject to change.

APRIL 30, 2014	J.P. MORGAN COUNTRY/REGION FUNDS	9

JPMorgan Latin America Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2014 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2014

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	2/28/07
Without Sales Charge		(3.46)%	(11.51)%	12.57%	3.96%
With Sales Charge**		(8.51)	(16.17)	11.35	3.18
CLASS C SHARES	2/28/07
Without CDSC		(3.70)	(11.96)	11.98	3.44
With CDSC***		(4.70)	(12.96)	11.98	3.44
SELECT CLASS SHARES	2/28/07	(3.31)	(11.31)	12.84	4.21

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (2/28/07 TO 4/30/14)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on February 28, 2007.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Latin America Fund, the MSCI EM Latin America Index and the Lipper Latin American Funds Average from February 28, 2007 to April 30, 2014. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the MSCI EM Latin America Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident individual investors who do not benefit from double taxation treaties. The performance of the Lipper Latin American Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI EM Latin America Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets in Latin America. Investors cannot invest directly in an index. The Lipper Latin American Funds Average is an average based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper, Inc.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations. The Fund is also subject to the additional risk of non-diversified “regional” fund investing.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

10	J.P. MORGAN COUNTRY/REGION FUNDS	APRIL 30, 2014

JPMorgan Asia Pacific Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2014 (Unaudited)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Common Stocks — 93.1%
		Australia — 23.5%
5		Australia & New Zealand Banking Group Ltd.	167
13		Beach Energy Ltd.	21
6		BHP Billiton Ltd.	211
7		Challenger Ltd.	44
3		Commonwealth Bank of Australia	195
1		CSL Ltd.	62
7		Fortescue Metals Group Ltd.	32
8		Insurance Australia Group Ltd.	45
2		JB Hi-Fi Ltd.	34
4		Lend Lease Group	44
1		Macquarie Group Ltd.	70
2		Mineral Resources Ltd.	18
4		National Australia Bank Ltd.	126
1		Ramsay Health Care Ltd.	39
1		Rio Tinto Ltd.	69
20		SP AusNet	26
11		Telstra Corp., Ltd.	52
—	(h)	Wesfarmers Ltd.	13
6		Westpac Banking Corp.	181
—	(h)	Woolworths Ltd.	12

			1,461

		China — 14.5%
84		Agricultural Bank of China Ltd. , Class H	35
19		Anta Sports Products Ltd.	28
164		Bank of China Ltd., Class H	72
41		BBMG Corp., Class H	28
30		Beijing Capital International Airport Co. Ltd., Class H	21
145		China Construction Bank Corp. , Class H	100
26		China National Building Material Co., Ltd., Class H	25
14		China Oilfield Services Ltd. , Class H	34
82		China Petroleum & Chemical Corp. , Class H	73
34		China Railway Construction Corp., Ltd., Class H	28
20		Dongfeng Motor Group Co., Ltd., Class H	27
6		Great Wall Motor Co., Ltd. , Class H	25
16		Guangzhou R&F Properties Co., Ltd., Class H	20
141		Industrial & Commercial Bank of China Ltd. , Class H	84
7		MGM China Holdings Ltd.	25
9		New China Life Insurance Co., Ltd., Class H (a)	26
18		PICC Property & Casualty Co., Ltd., Class H	24
6		Ping An Insurance Group Co. of China Ltd., Class H	41
43		Sunac China Holdings Ltd.	22
2		Tencent Holdings Ltd.	120

SHARES	SECURITY DESCRIPTION	VALUE($)

	China — continued
80	Xinyi Solar Holdings Ltd. (a)	22
22	Yangzijiang Shipbuilding Holdings Ltd.	19

		899

	Hong Kong — 15.7%
22	AIA Group Ltd.	108
5	Cheung Kong Holdings Ltd.	85
5	Cheung Kong Infrastructure Holdings Ltd.	33
30	China Gas Holdings Ltd.	49
4	China Mobile Ltd.	33
61	China Power International Development Ltd.	22
48	China Resources Cement Holdings Ltd.	33
8	China Resources Gas Group Ltd.	24
10	China Resources Land Ltd.	21
16	China State Construction International Holdings Ltd.	27
16	Dah Sing Banking Group Ltd.	23
9	Galaxy Entertainment Group Ltd. (a)	71
106	GCL-Poly Energy Holdings Ltd. (a)	32
209	GOME Electrical Appliances Holdings Ltd.	39
6	Hutchison Whampoa Ltd.	82
23	Johnson Electric Holdings Ltd.	22
20	Ju Teng International Holdings Ltd.	15
7	Kerry Properties Ltd.	21
22	Li & Fung Ltd.	32
11	Melco International Development Ltd.	34
9	Sands China Ltd.	65
17	Shimao Property Holdings Ltd.	34
64	Shun Tak Holdings Ltd.	32
13	Yue Yuen Industrial Holdings Ltd.	39

		976

	Indonesia — 2.8%
77	Astra International Tbk PT	49
49	Bank Mandiri Persero Tbk PT	42
90	Bank Negara Indonesia Persero Tbk PT	38
52	Bank Rakyat Indonesia Persero Tbk PT	45

		174

	Malaysia — 0.9%
10	Malayan Banking Bhd	31
7	Tenaga Nasional Bhd	26

		57

	New Zealand — 0.7%
6	Ryman Healthcare Ltd.	44

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2014	J.P. MORGAN COUNTRY/REGION FUNDS	11

JPMorgan Asia Pacific Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2014 (Unaudited) (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
		Philippines — 2.7%
55		Alliance Global Group, Inc.	39
12		BDO Unibank, Inc.	24
295		Megaworld Corp.	31
12		Metropolitan Bank & Trust Co. (a)	22
25		Puregold Price Club, Inc.	26
7		Universal Robina Corp.	23

			165

		Singapore — 2.4%
4		DBS Group Holdings Ltd.	54
18		Ezion Holdings Ltd.	33
12		First Resources Ltd.	25
1		Jardine Cycle & Carriage Ltd.	38

			150

		South Korea — 13.0%
2		BS Financial Group, Inc.	29
—	(h)	E-Mart Co., Ltd.	18
1		Halla Visteon Climate Control Corp.	34
1		Hyundai Development Co-Engineering & Construction	21
—	(h)	Hyundai Mobis	67
—	(h)	Hyundai Motor Co.	80
1		Kia Motors Corp.	53
2		Korean Reinsurance Co.	16
1		KT Corp.	30
2		Lumens Co., Ltd. (a)	24
—	(h)	Mando Corp.	18
—	(h)	Samsung Electronics Co., Ltd.	244
1		Shinhan Financial Group Co., Ltd.	51
—	(h)	SK Holdings Co., Ltd.	32
2		SK Hynix, Inc. (a)	64
—	(h)	SK Innovation Co., Ltd.	29

			810

		Taiwan — 15.4%
33		Advanced Semiconductor Engineering, Inc.	38
5		Advantech Co., Ltd.	32
4		Asustek Computer, Inc.	41
7		Catcher Technology Co., Ltd.	59
36		Compal Electronics, Inc.	26
28		Coretronic Corp.	33
51		CTBC Financial Holding Co., Ltd.	30
8		Delta Electronics, Inc.	49
33		E.Sun Financial Holding Co., Ltd.	20
15		Fubon Financial Holding Co., Ltd.	19
27		Hon Hai Precision Industry Co., Ltd.	78

SHARES	SECURITY DESCRIPTION	VALUE($)

	Taiwan — continued
40	Inotera Memories, Inc. (a)	41
1	Largan Precision Co., Ltd.	49
4	MediaTek, Inc.	63
5	Novatek Microelectronics Corp.	23
15	Pegatron Corp.	23
12	Quanta Computer, Inc.	33
7	Radiant Opto-Electronics Corp.	28
4	Simplo Technology Co., Ltd.	21
54	SinoPac Financial Holdings Co., Ltd.	24
50	Taishin Financial Holding Co., Ltd.	23
46	Taiwan Semiconductor Manufacturing Co., Ltd.	181
3	TPK Holding Co., Ltd.	23

		957

	Thailand — 1.5%
4	Airports of Thailand PCL	21
15	Bangchak Petroleum PCL (The)	15
25	Charoen Pokphand Foods PCL	21
34	Krung Thai Bank PCL	19
7	PTT Global Chemical PCL	14

		90

	Total Common Stocks (Cost $4,965)	5,783

NUMBER OF RIGHTS
Rights — 0.0% (g)
	Taiwan — 0.0% (g)
3	E. Sun Financial Holding Co. expiring 12/29/20 (a) (i) (Cost $—)	1

SHARES
Structured Instruments — 7.7%
	India — 7.7%
	Low Exercise Call Warrants — 7.7%
1	Axis Bank Ltd., expiring 03/09/17 (issued through UBS AG) (a)	36
1	Dr Reddy’s Laboratories Ltd., expiring 12/17/14 (issued through BNP Paribas) (a)	38
1	HCL Technologies Ltd., expiring 08/23/16 (issued through UBS AG) (a)	31
18	IDFC, Ltd., expiring 07/08/16 (issued through UBS AG) (a)	32
1	Lupin Ltd., expiring 10/23/14 (issued through BNP Paribas) (a)	21
7	Power Finance Corp., Ltd., expiring 03/20/17 (issued through UBS AG) (a)	21
2	Reliance Industries Ltd., expiring 01/07/15 (issued through BNP Paribas) (a)	37

SEE NOTES TO FINANCIAL STATEMENTS.

12	J.P. MORGAN COUNTRY/REGION FUNDS	APRIL 30, 2014

SHARES	SECURITY DESCRIPTION	VALUE($)
Structured Instruments — continued
	Low Exercise Call Warrants — Continued
1	State Bank of India, expiring 06/29/15 (issued through UBS AG) (a)	28
5	Sun Pharmaceutical Industries Ltd., expiring 06/29/15 (issued through UBS AG) (a)	51
1	Tata Consultancy Services Ltd., expiring 08/26/14 (issued through BNP Paribas) (a)	39
5	Tata Motors Ltd., expiring 10/29/14 (issued through BNP Paribas) (a)	36
5	Tata Steel Ltd., expiring 11/18/14 (issued through BNP Paribas) (a)	32
1	Tech Mahindra Ltd., expiring 09/16/16 (issued through UBS AG (a)	39
7	United Phosphorus Ltd., expiring 04/02/15 (issued through BNP Paribas) (a)	33

	Total Structured Instruments (Cost $389)	474

	Total Investments — 100.8% (Cost $5,354)	6,258
	Liabilities in Excess of Other Assets — (0.8)%	(47)

	NET ASSETS — 100.0%	$6,211

Percentages indicated are based on net assets.

Summary of Investments by Industry, April 30, 2014

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Banks	24.4%
Semiconductors & Semiconductor Equipment	12.1
Metals & Mining	5.0
Real Estate Management & Development	4.5
Automobiles	4.3
Electronic Equipment, Instruments & Components	4.3
Insurance	4.1
Technology Hardware, Storage & Peripherals	3.4
Hotels, Restaurants & Leisure	3.1
Industrial Conglomerates	3.0
Oil, Gas & Consumable Fuels	2.8
Capital Markets	2.2
Internet Software & Services	1.9
Auto Components	1.9
IT Services	1.8
Pharmaceuticals	1.8
Textiles, Apparel & Luxury Goods	1.6
Construction Materials	1.4
Diversified Financial Services	1.4
Electric Utilities	1.4
Health Care Providers & Services	1.3
Diversified Telecommunication Services	1.3
Construction & Engineering	1.2
Specialty Retail	1.2
Gas Utilities	1.2
Food & Staples Retailing	1.1
Food Products	1.1
Energy Equipment & Services	1.1
Biotechnology	1.0
Others (each less than 1.0%)	3.1

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2014	J.P. MORGAN COUNTRY/REGION FUNDS	13

JPMorgan China Region Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2014 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 99.8%
	China — 44.7%
996	AAC Technologies Holdings, Inc.	5,574
15,889	Agricultural Bank of China Ltd., Class H	6,686
9,643	China Cinda Asset Management Co., Ltd., Class H (a)	4,863
1,906	China Conch Venture Holdings Ltd. (a)	4,631
21,535	China Construction Bank Corp., Class H	14,910
5,976	China Eastern Airlines Corp., Ltd., Class H (a)	1,847
2,073	China Life Insurance Co., Ltd., Class H	5,393
3,363	China Longyuan Power Group Corp., Class H	3,464
5,942	China Minsheng Banking Corp., Ltd., Class H	5,995
2,116	China Oilfield Services Ltd., Class H	5,073
10,798	China Petroleum & Chemical Corp., Class H	9,586
3,834	China Vanke Co., Ltd., Class B	6,411
1,420	Chongqing Changan Automobile Co. Ltd., Class B	2,564
2,616	CNOOC Ltd.	4,324
156	E-House China Holdings Ltd., ADR	1,353
566	Great Wall Motor Co., Ltd., Class H	2,575
2,084	Haitong Securities Co., Ltd., Class H	2,924
94	iKang Healthcare Group, Inc., ADR (a)	1,293
7,153	Industrial & Commercial Bank of China Ltd., Class H	4,274
1,260	MGM China Holdings Ltd.	4,401
1,672	Phoenix Healthcare Group Co., Ltd. (a)	2,483
990	Ping An Insurance Group Co. of China Ltd., Class H	7,348
3,995	Sunac China Holdings Ltd.	2,034
317	Tencent Holdings Ltd.	19,933
1,330	Tingyi Cayman Islands Holding Corp.	3,703
3,427	Want Want China Holdings Ltd.	5,387
32	YY, Inc., ADR (a)	1,819

		140,848

	Hong Kong — 26.5%
3,182	AIA Group Ltd.	15,477
5,586	Beijing Enterprises Water Group Ltd.	3,550
1,165	BOC Hong Kong Holdings Ltd.	3,418
543	Cheung Kong Holdings Ltd.	9,267
2,741	China Everbright International Ltd.	3,439
754	China Merchants Holdings International Co., Ltd.	2,366
1,720	China Overseas Land & Investment Ltd.	4,234
1,484	China Resources Gas Group Ltd.	4,402
1,990	China Unicom Hong Kong Ltd.	3,051
979	Galaxy Entertainment Group Ltd. (a)	7,728
10,404	GCL-Poly Energy Holdings Ltd. (a)	3,125
412	Hongkong Land Holdings Ltd.	2,888
579	Hutchison Whampoa Ltd.	7,944

SHARES	SECURITY DESCRIPTION	VALUE($)

	Hong Kong — continued
1,166	Lifestyle International Holdings Ltd.	2,282
512	Orient Overseas International Ltd.	2,449
776	Sands China Ltd.	5,697
2,972	Sino Biopharmaceutical Ltd.	2,332

		83,649

	Taiwan — 28.6%
5,158	Advanced Semiconductor Engineering, Inc.	6,006
332	Asustek Computer, Inc.	3,433
3,008	China Life Insurance Co., Ltd.	2,636
430	China Steel Chemical Corp.	2,481
2,439	China Steel Corp.	2,050
1,243	Chipbond Technology Corp.	2,129
1,090	Delta Electronics, Inc.	6,692
4,018	E.Sun Financial Holding Co., Ltd.	2,430
3,601	Fubon Financial Holding Co., Ltd.	4,661
4,444	Innolux Corp. (a)	1,535
307	Intai Technology Corp.	1,765
82	Largan Precision Co., Ltd.	5,134
470	MediaTek, Inc.	7,365
389	Merida Industry Co., Ltd.	2,608
474	President Chain Store Corp.	3,527
845	Quanta Computer, Inc.	2,318
1,389	Ruentex Development Co., Ltd.	2,462
1,249	Sino-American Silicon Products, Inc. (a)	2,096
69	St Shine Optical Co. Ltd.	1,465
174	Sunspring Metal Corp.	352
1,237	Taiwan Semiconductor Manufacturing Co., Ltd., ADR	24,867
997	United Microelectronics Corp., ADR	2,174

		90,186

	Total Common Stocks (Cost $269,937)	314,683

NUMBER OF RIGHTS
Rights — 0.0% (g)
	Taiwan — 0.0% (g)
366	E.sun Financial Holding Co., expiring 12/29/20 (a) (i) (Cost $–)	39

	Total Investments — 99.8% (Cost $269,937)	314,722
	Other Assets in Excess of Liabilities — 0.2%	774

	NET ASSETS — 100.0%	$315,496

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN COUNTRY/REGION FUNDS	APRIL 30, 2014

Summary of Investments by Industry, April 30, 2014

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Semiconductors & Semiconductor Equipment	15.2%
Banks	12.0
Insurance	9.7
Real Estate Management & Development	9.1
Internet Software & Services	6.9
Electronic Equipment, Instruments & Components	6.0
Hotels, Restaurants & Leisure	5.7
Oil, Gas & Consumable Fuels	4.5
Food Products	2.9
Industrial Conglomerates	2.5
Capital Markets	2.4
Technology Hardware, Storage & Peripherals	1.8
Automobiles	1.6

INDUSTRY	PERCENTAGE
Energy Equipment & Services	1.6%
Diversified Financial Services	1.5
Machinery	1.5
Gas Utilities	1.4
Health Care Providers & Services	1.2
Water Utilities	1.1
Food & Staples Retailing	1.1
Independent Power and Renewable Electricity Producers	1.1
Commercial Services & Supplies	1.1
Health Care Equipment & Supplies	1.1
Diversified Telecommunication Services	1.0
Others (each less than 1.0%)	6.0

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2014	J.P. MORGAN COUNTRY/REGION FUNDS	15

JPMorgan Intrepid European Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2014 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 97.5%
	Belgium — 1.5%
205	Anheuser-Busch InBev N.V. (m)	22,319

	Bermuda — 0.3%
532	Frontline Ltd. (a) (m)	1,735
1,674	Golden Ocean Group Ltd. (m)	2,968

		4,703

	Denmark — 3.3%
486	Novo Nordisk A/S, Class B (m)	22,049
134	Pandora A/S (m)	9,004
399	Vestas Wind Systems A/S (a) (m)	17,739

		48,792

	Finland — 1.3%
1,844	Nokia OYJ (a) (m)	13,805
318	UPM-Kymmene OYJ (m)	5,571

		19,376

	France — 21.4%
2,261	Alcatel-Lucent (a) (m)	8,966
158	Alstom S.A. (m)	6,465
246	AXA S.A. (m)	6,418
176	Cap Gemini S.A. (m)	12,404
338	Cie de St-Gobain (m)	20,711
125	Cie Generale des Etablissements Michelin (m)	15,381
463	Credit Agricole S.A. (a) (m)	7,307
247	Danone S.A. (m)	18,212
482	Electricite de France (m)	18,496
674	GDF Suez (m)	16,986
35	Kering (m)	7,636
224	Lagardere S.C.A (m)	9,405
2,381	Natixis (m)	16,899
1,426	Orange S.A. (m)	23,106
71	Renault S.A. (m)	6,967
210	Sanofi (m)	22,624
130	Schneider Electric S.A. (m)	12,201
238	Societe Generale S.A. (m)	14,796
138	Technip S.A. (m)	15,558
236	Thales S.A. (m)	15,024
610	Total S.A. (m)	43,640

		319,202

	Germany — 10.9%
57	Allianz SE (m)	9,912
87	Bayer AG (m)	12,109
201	Bayerische Motoren Werke AG (m)	25,241
51	Continental AG (m)	12,038
189	Daimler AG (m)	17,555

SHARES	SECURITY DESCRIPTION	VALUE($)

	Germany — continued
13	Deutsche Bank AG (m)	580
157	Deutsche Post AG (m)	5,934
115	Hannover Rueck SE (m)	10,735
827	Infineon Technologies AG (m)	9,612
122	Merck KGaA (a) (m)	20,671
93	Muenchener Rueckversicherungs AG (a) (m)	21,459
470	Nordex SE (a) (m)	7,531
136	ProSiebenSat.1 Media AG (m)	5,945
30	Wacker Chemie AG (m)	3,504

		162,826

	Ireland — 2.7%
11,139	Bank of Ireland (a) (m)	4,349
2,307	Henderson Group plc (m)	9,800
346	Shire plc (m)	19,804
311	Smurfit Kappa Group plc (m)	6,924

		40,877

	Italy — 2.8%
4,118	Enel S.p.A. (m)	23,322
491	Eni S.p.A. (m)	12,720
562	Mediobanca S.p.A. (a) (m)	6,236

		42,278

	Netherlands — 4.4%
629	Aegon N.V. (m)	5,767
518	Delta Lloyd N.V. (m)	13,622
526	ING Groep N.V., CVA (a) (m)	7,525
655	Royal Dutch Shell plc, Class A (m)	25,927
291	Unilever N.V., CVA (m)	12,462

		65,303

	Norway — 1.3%
157	Norwegian Air Shuttle A.S. (a) (m)	6,261
266	Yara International ASA (m)	12,564

		18,825

	Spain — 5.7%
1,543	Abengoa S.A., Class B (m)	6,868
320	Acerinox S.A. (m)	5,592
2,825	Bankia S.A. (a) (m)	5,771
332	Gamesa Corp. Tecnologica S.A. (a) (m)	3,301
158	Grifols S.A. (m)	8,435
2,018	Iberdrola S.A. (m)	14,097
681	Repsol S.A. (m)	18,340
1,358	Telefonica S.A. (m)	22,798

		85,202

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN COUNTRY/REGION FUNDS	APRIL 30, 2014

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Sweden — 2.1%
623	Electrolux AB, Series B (m)	17,322
506	Swedbank AB, Class A (m)	13,551

		30,873

	Switzerland — 7.3%
59	Cembra Money Bank AG (a) (m)	4,130
2,295	Glencore Xstrata plc (a) (m)	12,384
467	Nestle S.A. (m)	36,117
186	Novartis AG (m)	16,201
101	Roche Holding AG (m)	29,594
44	Swiss Life Holding AG (a) (m)	10,771

		109,197

	United Kingdom — 32.5%
261	Anglo American plc (m)	6,971
785	Ashtead Group plc (m)	11,630
212	AstraZeneca plc (m)	16,732
1,730	Aviva plc (m)	15,415
144	Babcock International Group plc (m)	2,897
1,399	BAE Systems plc (m)	9,464
2,537	Barclays plc (m)	10,834
1,619	Barratt Developments plc (m)	10,125
178	Berkeley Group Holdings plc (m)	6,900
453	BHP Billiton plc (m)	14,704
4,907	BP plc (m)	41,429
433	British American Tobacco plc (m)	25,024
3,534	BT Group plc (m)	22,059
972	Countrywide plc (m)	9,710
1,018	Crest Nicholson Holdings plc (m)	5,984
461	Diageo plc (m)	14,129
571	easyJet plc (m)	15,810
1,580	Foxtons Group plc (m)	8,494
662	GlaxoSmithKline plc (m)	18,289
1,748	HSBC Holdings plc (m)	17,856

SHARES	SECURITY DESCRIPTION	VALUE($)

	United Kingdom — continued
1,926	International Consolidated Airlines Group S.A. (a) (m)	13,173
3,775	ITV plc (m)	11,611
1,361	Jupiter Fund Management plc (m)	8,944
1,346	Legal & General Group plc (m)	4,820
10,611	Lloyds Banking Group plc (a) (m)	13,531
164	Next plc (m)	18,038
615	Persimmon plc (a) (m)	13,648
459	Prudential plc (m)	10,549
229	Reckitt Benckiser Group plc (m)	18,470
528	Rio Tinto plc (m)	28,683
1,217	Sports Direct International plc (a) (m)	16,142
5,139	Taylor Wimpey plc (m)	9,139
1,300	Tesco plc (m)	6,441
1,925	Thomas Cook Group plc (a) (m)	5,692
1,213	TUI Travel plc (m)	8,771
3,351	Vodafone Group plc (m)	12,724

		484,832

	Total Common Stocks (Cost $1,333,062)	1,454,605

Short-Term Investment — 3.9%
	Investment Company — 3.9%
58,320	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.010% (b) (l) (m) (Cost $58,320)	58,320

	Total Investments — 101.4% (Cost $1,391,382)	1,512,925
	Liabilities in Excess of Other Assets — (1.4)%	(21,118)

	NET ASSETS — 100.0%	$1,491,807

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2014	J.P. MORGAN COUNTRY/REGION FUNDS	17

JPMorgan Intrepid European Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2014 (Unaudited) (continued)

(Amounts in thousands, except number of Future contracts)

Summary of Investments by Industry, April 30, 2014

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Pharmaceuticals	11.8%
Oil, Gas & Consumable Fuels	9.5
Insurance	7.2
Banks	6.9
Metals & Mining	4.5
Diversified Telecommunication Services	4.5
Food Products	4.4
Household Durables	4.2
Electric Utilities	3.7
Automobiles	3.3
Electrical Equipment	3.1
Beverages	2.4
Airlines	2.3
Auto Components	1.8
Media	1.8

INDUSTRY	PERCENTAGE
Capital Markets	1.7%
Tobacco	1.7
Aerospace & Defense	1.6
Building Products	1.4
Household Products	1.2
Real Estate Management & Development	1.2
Multiline Retail	1.2
Multi-Utilities	1.1
Textiles, Apparel & Luxury Goods	1.1
Specialty Retail	1.1
Chemicals	1.1
Energy Equipment & Services	1.0
Hotels, Restaurants & Leisure	1.0
Others (each less than 1.0%)	8.3
Short-Term Investments	3.9

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 04/30/14	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
407	Euro STOXX 50 Index	06/20/14	$17,758	$748
118	FTSE 100 Index	06/20/14	13,437	388

				$1,136

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN COUNTRY/REGION FUNDS	APRIL 30, 2014

JPMorgan Latin America Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2014 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 87.9%
	Bermuda — 0.5%
39	Wilson Sons Ltd., BDR (a) (m)	565

	Brazil — 50.9%
725	AMBEV S.A., ADR, (m)	5,254
131	Anhanguera Educacional Participacoes S.A. (m)	812
103	Arezzo Industria e Comercio S.A. (m)	1,150
513	Banco Bradesco S.A., ADR (m)	7,627
189	BB Seguridade Participacoes S.A. (m)	2,221
487	BM&FBovespa S.A. (m)	2,483
225	Embraer S.A. (m)	1,937
138	Estacio Participacoes S.A. (m)	1,467
113	Ez Tec Empreendimentos e Participacoes S.A. (a) (m)	1,372
118	Iochpe-Maxion S.A. (m)	1,065
520	Itau Unibanco Holding S.A. (Preference Shares), ADR (m)	8,514
72	Linx S.A. (m)	1,561
117	Localiza Rent a Car S.A. (m)	1,756
69	Lojas Renner S.A. (m)	2,017
155	LPS Brasil Consultoria de Imoveis S.A. (a) (m)	782
30	M. Dias Branco S.A. (m)	1,298
85	Mills Estruturas e Servicos de Engenharia S.A. (m)	1,067
64	MRV Engenharia e Participacoes S.A. (m)	202
23	Multiplan Empreendimentos Imobiliarios S.A. (m)	507
390	Odontoprev S.A. (m)	1,575
777	Petroleo Brasileiro S.A. (m)	5,425
71	Souza Cruz S.A. (m)	648
63	Transmissora Alianca de Energia Eletrica S.A. (m)	556
75	Ultrapar Participacoes S.A. (m)	1,867
80	Valid Solucoes e Servicos de Seguranca em Meios de Pagamento e Identificacao S.A. (m)	1,237
48	Via Varejo S.A. (a) (m)	518
135	WEG S.A. (m)	1,622

		56,540

	Chile — 2.5%
5,934	CFR Pharmaceuticals S.A. (m)	1,209
191	S.A.C.I. Falabella (m)	1,625

		2,834

	Colombia — 0.9%
60	Pacific Rubiales Energy Corp. (m)	974

	Luxembourg — 0.2%
6	Tenaris S.A., ADR (m)	277

	Mexico — 22.9%
859	Alfa S.A.B. de C.V., Class A (m)	2,261

SHARES	SECURITY DESCRIPTION	VALUE($)

	Mexico — continued
105	America Movil S.A.B. de C.V., Series L, ADR (m)	2,103
218	Cemex S.A.B. de C.V., ADR (a) (m)	2,755
1,259	Compartamos S.A.B. de C.V. (m)	2,205
325	Concentradora Fibra Hotelera Mexicana S.A. de C.V. (m)	542
347	Fibra Uno Administracion S.A. de C.V. (m)	1,132
23	Fomento Economico Mexicano S.A.B. de C.V., ADR (m)	2,101
150	Gruma S.A.B. de C.V., Class B (a) (m)	1,321
145	Grupo Aeroportuario del Centro Norte S.A.B. de C.V. (a) (m)	532
13	Grupo Aeroportuario del Sureste S.A.B de C.V., ADR (m)	1,576
291	Grupo Financiero Banorte S.A.B. de C.V., Class O (m)	1,928
320	Infraestructura Energetica Nova S.A.B. de C.V. (m)	1,666
666	Mexichem S.A.B. de C.V. (m)	2,477
160	Promotora y Operadora de Infraestructura S.A.B. de C.V. (a) (m)	2,233
194	Qualitas Controladora S.A.B. de C.V. (m)	555

		25,387

	Panama — 2.5%
20	Copa Holdings S.A., Class A (m)	2,750

	Peru — 4.4%
22	Credicorp Ltd. (m)	3,242
34	Grana y Montero S.A., ADR (m)	599
31	Intercorp Financial Services, Inc. (m)	1,003

		4,844

	Spain — 1.4%
166	Cemex Latam Holdings S.A. (a) (m)	1,536

	United States — 1.7%
38	First Cash Financial Services, Inc. (a) (m)	1,861

	Total Common Stocks (Cost $85,693)	97,568

Preferred Stocks — 9.1%
	Brazil — 9.1%
228	Alpargatas S.A. (m)	1,123
243	Banco do Estado do Rio Grande do Sul S.A., Class B (m)	1,397
32	Cia Brasileira de Distribuicao (m)	1,508
124	Gerdau S.A. (m)	742
439	Itausa - Investimentos Itau S.A. (m)	1,932
464	Marcopolo S.A. (m)	854

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2014	J.P. MORGAN COUNTRY/REGION FUNDS	19

JPMorgan Latin America Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2014 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Preferred Stocks — continued
	Brazil — Continued
144	Petroleo Brasileiro S.A. (m)	1,065
125	Vale S.A. (m)	1,483

	Total Preferred Stocks (Cost $11,506)	10,104

Short-Term Investment — 2.7%
	Investment Company — 2.7%
3,000	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.010% (b) (l) (m) (Cost $3,000)	3,000

	Total Investments — 99.7% (Cost $100,199)	110,672
	Other Assets in Excess of Liabilities — 0.3%	281

	NET ASSETS — 100.0%	$110,953

Percentages indicated are based on net assets.

Summary of Investments by Industry, April 30, 2014

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Banks	23.2%
Oil, Gas & Consumable Fuels	8.4
Beverages	6.6
Construction Materials	3.9

INDUSTRY	PERCENTAGE
Consumer Finance	3.7%
Multiline Retail	3.3
Machinery	3.2
Construction & Engineering	2.6
Insurance	2.5
Airlines	2.5
Transportation Infrastructure	2.4
Food Products	2.4
Diversified Financial Services	2.2
Chemicals	2.2
Diversified Consumer Services	2.1
Textiles, Apparel & Luxury Goods	2.1
Industrial Conglomerates	2.0
Metals & Mining	2.0
Wireless Telecommunication Services	1.9
Aerospace & Defense	1.8
Road & Rail	1.6
Real Estate Investment Trusts (REITs)	1.5
Gas Utilities	1.5
Health Care Providers & Services	1.4
Household Durables	1.4
Software	1.4
Food & Staples Retailing	1.4
Real Estate Management & Development	1.2
Commercial Services & Supplies	1.1
Pharmaceuticals	1.1
Trading Companies & Distributors	1.0
Others (each less than 1.0%)	1.7
Short-Term Investments	2.7

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN COUNTRY/REGION FUNDS	APRIL 30, 2014

J.P. Morgan Country/Region Funds

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2014 (Unaudited)

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS

ADR	— American Depositary Receipt
BDR	— Brazilian Depositary Receipt
CVA	— Dutch Certification
(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(g)	— Amount rounds to less than 0.1%.
(h)	— Amount rounds to less than 1,000 (shares or dollars).
(i)	— Security has been deemed illiquid pursuant to procedures approved by the Board of Trustees and may be difficult to sell.
(l)	— The rate shown is the current yield as of April 30, 2014.

(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, unfunded commitments and/or forward foreign currency exchange contracts.

The value and percentage, based on total investments, of the investments that apply the fair valuation policy for the international investments as described in Note 2.A. of the notes to financial statements are as follows (amounts in thousands):

Fund	Value	Percentage
Asia Pacific Fund	$5,783	92.4%
China Region Fund	283,177	90.0
Intrepid European Fund	1,448,140	95.7

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2014	J.P. MORGAN COUNTRY/REGION FUNDS	21

STATEMENTS OF ASSETS AND LIABILITIES

AS OF APRIL 30, 2014 (Unaudited)

(Amounts in thousands, except per share amounts)

	Asia Pacific Fund		China Region Fund		Intrepid European Fund		Latin America Fund
ASSETS:
Investments in non-affiliates, at value	$6,258		$314,722		$1,454,605		$107,672
Investments in affiliates, at value	—		—		58,320		3,000

Total investment securities, at value	6,258		314,722		1,512,925		110,672
Cash	26		830		590		395
Foreign currency, at value	35		965		1,770		613
Deposits at broker for futures contracts	—		—		5,413		—
Receivables:
Investment securities sold	—		3,598		43,498		107
Fund shares sold	—	(a)	78		5,229		80
Dividends from non-affiliates	4		177		4,082		226
Dividends from affiliates	—		—		1		—	(a)
Tax reclaims	—		—		604		—
Due from Adviser	10		—		—		—

Total Assets	6,333		320,370		1,574,112		112,093

LIABILITIES:
Payables:
Investment securities purchased	37		4,100		78,526		875
Fund shares redeemed	—		122		527		46
Variation margin on futures contracts	—		—		1,842		—
Accrued liabilities:
Investment advisory fees	—		332		762		88
Administration fees	—		22		100		2
Shareholder servicing fees	—		4		204		—
Distribution fees	—	(a)	2		86		8
Custodian and accounting fees	42		248		85		58
Trustees’ and Chief Compliance Officer’s fees	—	(a)	—	(a)	—	(a)	—
Audit fees	32		33		46		32
Other	11		11		127		31

Total Liabilities	122		4,874		82,305		1,140

Net Assets	$6,211		$315,496		$1,491,807		$110,953

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN COUNTRY/REGION FUNDS	APRIL 30, 2014

	Asia Pacific Fund	China Region Fund	Intrepid European Fund	Latin America Fund
NET ASSETS:
Paid-in-Capital	$5,441	$282,599	$1,543,341	$126,750
Accumulated undistributed (distributions in excess of) net investment income	(1)	(3,499)	9,133	286
Accumulated net realized gains (losses)	(133)	(8,395)	(183,342)	(26,557)
Net unrealized appreciation (depreciation)	904	44,791	122,675	10,474

Total Net Assets	$6,211	$315,496	$1,491,807	$110,953

Net Assets:
Class A	$704	$4,361	$232,225	$27,153
Class B	—	—	4,668	—
Class C	243	1,488	63,806	3,858
Institutional Class	—	—	787,591	—
Select Class	5,264	309,647	403,517	79,942

Total	$6,211	$315,496	$1,491,807	$110,953

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	39	219	8,619	1,533
Class B	—	—	191	—
Class C	13	76	2,636	221
Institutional Class	—	—	28,490	—
Select Class	287	15,447	14,751	4,481

Net Asset Value (a):
Class A — Redemption price per share	$18.27	$19.94	$26.94	$17.71
Class B — Offering price per share (b)	—	—	24.38	—
Class C — Offering price per share (b)	18.25	19.52	24.21	17.43
Institutional Class — Offering and redemption price per share	—	—	27.64	—
Select Class — Offering and redemption price per share	18.32	20.05	27.36	17.84
Class A maximum sales charge	5.25%	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$19.28	$21.04	$28.43	$18.69

Cost of investments in non-affiliates	$5,354	$269,937	$1,333,062	$97,199
Cost of investments in affiliates	—	—	58,320	3,000
Cost of foreign currency	35	960	1,770	612

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class B and Class C shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2014	J.P. MORGAN COUNTRY/REGION FUNDS	23

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED APRIL 30, 2014 (Unaudited)

(Amounts in thousands)

	Asia Pacific Fund	China Region Fund	Intrepid European Fund	Latin America Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$55	$979	$16,779	$1,557
Dividend income from affiliates	—	—	5	— (a)
Foreign taxes withheld	(3)	(5)	(923)	(18)

Total investment income	52	974	15,861	1,539

EXPENSES:
Investment advisory fees	26	3,479	3,618	530
Administration fees	3	232	463	44
Distribution fees:
Class A	1	7	206	31
Class B	—	—	19	—
Class C	1	6	154	14
Shareholder servicing fees:
Class A	1	7	206	31
Class B	—	—	6	—
Class C	— (a)	2	51	5
Institutional Class	—	—	319	—
Select Class	6	687	331	97
Custodian and accounting fees	41	278	124	61
Interest expense to affiliates	—	6	— (a)	— (a)
Professional fees	40	38	44	34
Trustees’ and Chief Compliance Officer’s fees	— (a)	3	4	1
Printing and mailing costs	3	24	9	6
Registration and filing fees	18	29	51	30
Transfer agent fees	3	18	122	32
Other	5	4	8	4

Total expenses	148	4,820	5,735	920

Less amounts waived	(36)	(348)	(60)	(108)
Less expense reimbursements	(72)	—	—	—

Net expenses	40	4,472	5,675	812

Net investment income (loss)	12	(3,498)	10,186	727

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	35	19,862	16,637	(6,786)
Futures	—	—	(392)	—
Foreign currency transactions	(3)	(56)	113	(93)

Net realized gain (loss)	32	19,806	16,358	(6,879)

Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	(50)	(24,589)	58,351	1,024
Futures	—	—	1,105	—
Foreign currency translations	— (a)	5	66	3

Change in net unrealized appreciation/depreciation	(50)	(24,584)	59,522	1,027

Net realized/unrealized gains (losses)	(18)	(4,778)	75,880	(5,852)

Change in net assets resulting from operations	$(6)	$(8,276)	$86,066	$(5,125)

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN COUNTRY/REGION FUNDS	APRIL 30, 2014

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Asia Pacific Fund		China Region Fund
	Six Months Ended 4/30/2014 (Unaudited)	Year Ended 10/31/2013	Six Months Ended 4/30/2014 (Unaudited)	Year Ended 10/31/2013
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$12	$69	$(3,498)	$3,471
Net realized gain (loss)	32	(70)	19,806	(14,387)
Change in net unrealized appreciation/depreciation	(50)	643	(24,584)	67,356

Change in net assets resulting from operations	(6)	642	(8,276)	56,440

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(9)	(4)	(19)	—
Class C
From net investment income	(2)	— (a)	—	—
Select Class
From net investment income	(60)	(47)	(3,313)	(48)

Total distributions to shareholders	(71)	(51)	(3,332)	(48)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	537	1,695	(321,036)	582,686

NET ASSETS:
Change in net assets	460	2,286	(332,644)	639,078
Beginning of period	5,751	3,465	648,140	9,062

End of period	$6,211	$5,751	$315,496	$648,140

Accumulated undistributed (distributions in excess of) net investment income	$(1)	$58	$(3,499)	$3,331

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2014	J.P. MORGAN COUNTRY/REGION FUNDS	25

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Intrepid European Fund		Latin America Fund
	Six Months Ended 4/30/2014 (Unaudited)	Year Ended 10/31/2013	Six Months Ended 4/30/2014 (Unaudited)	Year Ended 10/31/2013
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$10,186	$2,166	$727	$806
Net realized gain (loss)	16,358	22,963	(6,879)	(4,777)
Change in net unrealized appreciation/depreciation	59,522	47,194	1,027	1,419

Change in net assets resulting from operations	86,066	72,323	(5,125)	(2,552)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(74)	(1,247)	(167)	(38)
Class B
From net investment income	(1)	(38)	—	—
Class C
From net investment income	(8)	(72)	(7)	(8)
Institutional Class
From net investment income	(2,045)	(264)	—	—
Select Class
From net investment income	(415)	(238)	(843)	(196)

Total distributions to shareholders	(2,543)	(1,859)	(1,017)	(242)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	704,394	492,966	(21,219)	59,761

NET ASSETS:
Change in net assets	787,917	563,430	(27,361)	56,967
Beginning of period	703,890	140,460	138,314	81,347

End of period	$1,491,807	$703,890	$110,953	$138,314

Accumulated undistributed (distributions in excess of) net investment income	$9,133	$1,490	$286	$576

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN COUNTRY/REGION FUNDS	APRIL 30, 2014

	Asia Pacific Fund		China Region Fund
	Six Months Ended 4/30/2014 (Unaudited)	Year Ended 10/31/2013	Six Months Ended 4/30/2014 (Unaudited)	Year Ended 10/31/2013
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$167	$690	$780	$6,693
Distributions reinvested	9	4	19	—
Cost of shares redeemed	(250)	(196)	(2,339)	(4,390)

Change in net assets resulting from Class A capital transactions	$(74)	$498	$(1,540)	$2,303

Class C
Proceeds from shares issued	$13	$539	$490	$544
Distributions reinvested	2	— (a)	—	—
Cost of shares redeemed	(79)	(317)	(489)	(644)

Change in net assets resulting from Class C capital transactions	$(64)	$222	$1	$(100)

Select Class
Proceeds from shares issued	$811	$961	$62,625	$624,834
Distributions reinvested	48	47	40	1
Cost of shares redeemed	(184)	(33)	(382,162)	(44,352)

Change in net assets resulting from Select Class capital transactions	$675	$975	$(319,497)	$580,483

Total change in net assets resulting from capital transactions	$537	$1,695	$(321,036)	$582,686

SHARE TRANSACTIONS:
Class A
Issued	9	40	38	346
Reinvested	1	— (a)	1	—
Redeemed	(14)	(11)	(115)	(228)

Change in Class A Shares	(4)	29	(76)	118

Class C
Issued	1	31	24	28
Reinvested	— (a)	— (a)	—	—
Redeemed	(5)	(18)	(25)	(34)

Change in Class C Shares	(4)	13	(1)	(6)

Select Class
Issued	45	53	3,048	32,904
Reinvested	3	3	2	— (a)
Redeemed	(10)	(2)	(18,470)	(2,288)

Change in Select Class Shares	38	54	(15,420)	30,616

(a)	Amount rounds to less than 1,000 (shares or dollars).

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2014	J.P. MORGAN COUNTRY/REGION FUNDS	27

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Intrepid European Fund		Latin America Fund
	Six Months Ended 4/30/2014 (Unaudited)	Year Ended 10/31/2013	Six Months Ended 4/30/2014 (Unaudited)	Year Ended 10/31/2013
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$166,147	$51,452	$10,716	$28,897
Distributions reinvested	72	1,216	162	36
Cost of shares redeemed	(43,428)	(74,268)	(7,446)	(20,835)

Change in net assets resulting from Class A capital transactions	$122,791	$(21,600)	$3,432	$8,098

Class B
Proceeds from shares issued	$82	$66	$—	$—
Distributions reinvested	1	36	—	—
Cost of shares redeemed	(1,150)	(1,508)	—	—

Change in net assets resulting from Class B capital transactions	$(1,067)	$(1,406)	$—	$—

Class C
Proceeds from shares issued	$41,833	$11,148	$687	$2,598
Distributions reinvested	6	57	6	6
Cost of shares redeemed	(2,617)	(2,196)	(929)	(1,565)

Change in net assets resulting from Class C capital transactions	$39,222	$9,009	$(236)	$1,039

Institutional Class
Proceeds from shares issued	$524,164	$229,599	$—	$—
Distributions reinvested	53	240	—	—
Cost of shares redeemed	(38,582)	(12,421)	—	—

Change in net assets resulting from Institutional Class capital transactions	$485,635	$217,418	$—	$—

Select Class
Proceeds from shares issued	$351,495	$322,638	$10,378	$72,189
Distributions reinvested	92	62	646	16
Cost of shares redeemed	(293,774)	(33,155)	(35,439)	(21,581)

Change in net assets resulting from Select Class capital transactions	$57,813	$289,545	$(24,415)	$50,624

Total change in net assets resulting from capital transactions	$704,394	$492,966	$(21,219)	$59,761

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN COUNTRY/REGION FUNDS	APRIL 30, 2014

	Intrepid European Fund		Latin America Fund
	Six Months Ended 4/30/2014 (Unaudited)	Year Ended 10/31/2013	Six Months Ended 4/30/2014 (Unaudited)	Year Ended 10/31/2013
SHARE TRANSACTIONS:
Class A
Issued	6,327	2,290	625	1,481
Reinvested	3	64	10	2
Redeemed	(1,672)	(3,694)	(439)	(1,094)

Change in Class A Shares	4,658	(1,340)	196	389

Class B
Issued	3	3	—	—
Reinvested	— (a)	2	—	—
Redeemed	(48)	(80)	—	—

Change in Class B Shares	(45)	(75)	—	—

Class C
Issued	1,776	528	40	137
Reinvested	— (a)	3	— (a)	— (a)
Redeemed	(111)	(116)	(56)	(85)

Change in Class C Shares	1,665	415	(16)	52

Institutional Class
Issued	20,109	9,525	—	—
Reinvested	2	13	—	—
Redeemed	(1,432)	(607)	—	—

Change in Institutional Class Shares	18,679	8,931	—	—

Select Class
Issued	13,280	13,658	603	3,760
Reinvested	4	3	37	1
Redeemed	(11,598)	(1,448)	(2,027)	(1,146)

Change in Select Class Shares	1,686	12,213	(1,387)	2,615

(a)	Amount rounds to less than 1,000 shares.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2014	J.P. MORGAN COUNTRY/REGION FUNDS	29

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
Asia Pacific Fund
Class A
Six Months Ended April 30, 2014 (Unaudited)	$18.54	$0.02	(f)	$(0.09)	$(0.07)	$(0.20)
Year Ended October 31, 2013	16.22	0.24		2.30	2.54	(0.22)
November 30, 2011 (h) through October 31, 2012	15.00	0.13		1.09	1.22	—

Class C
Six Months Ended April 30, 2014 (Unaudited)	18.47	(0.02	)(f)	(0.10)	(0.12)	(0.10)
Year Ended October 31, 2013	16.15	0.16		2.28	2.44	(0.12)
November 30, 2011 (h) through October 31, 2012	15.00	0.05		1.10	1.15	—

Select Class
Six Months Ended April 30, 2014 (Unaudited)	18.61	0.04	(f)	(0.09)	(0.05)	(0.24)
Year Ended October 31, 2013	16.26	0.25		2.34	2.59	(0.24)
November 30, 2011 (h) through October 31, 2012	15.00	0.16		1.10	1.26	—

(a)	Annualized for periods less than one year
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes interest expense, if applicable, which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Certain non-recurring expenses incurred by the Fund were not annualized for the periods ended October 31, 2013 and October 31, 2012.
(h)	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN COUNTRY/REGION FUNDS	APRIL 30, 2014

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)		Expenses without waivers and reimbursements		Portfolio turnover rate (b)(e)

$18.27	(0.37)%	$704	1.55%		0.23%		5.27%		26%
18.54	15.79	792	1.55	(g)	1.44	(g)	6.50	(g)	89
16.22	8.13	233	1.62	(g)	1.81	(g)	13.29	(g)	215

18.25	(0.64)	243	2.05		(0.27)		5.81		26
18.47	15.20	315	2.05	(g)	0.71	(g)	7.07	(g)	89
16.15	7.67	55	2.21	(g)	0.38	(g)	11.03	(g)	215

18.32	(0.26)	5,264	1.30		0.47		4.99		26
18.61	16.06	4,644	1.30	(g)	1.55	(g)	6.59	(g)	89
16.26	8.40	3,177	1.46	(g)	1.13	(g)	10.30	(g)	215

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2014	J.P. MORGAN COUNTRY/REGION FUNDS	31

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Redemption fees
China Region Fund
Class A
Six Months Ended April 30, 2014 (Unaudited)	$20.62	$(0.15	)(f)	$(0.47)	$(0.62)	$(0.06)	$—
Year Ended October 31, 2013	17.73	0.08	(f)	2.81	2.89	—	—
Year Ended October 31, 2012	16.64	0.10	(f)	1.13	1.23	(0.14)	—
Year Ended October 31, 2011	19.73	0.12	(f)	(3.18)	(3.06)	(0.03)	—	(g)
Year Ended October 31, 2010	16.68	0.04	(f)	3.07	3.11	(0.07)	0.01
Year Ended October 31, 2009	10.46	0.10	(f)	6.12	6.22	—	—	(g)

Class C
Six Months Ended April 30, 2014 (Unaudited)	20.18	(0.20	)(f)	(0.46)	(0.66)	—	—
Year Ended October 31, 2013	17.43	0.01	(f)	2.74	2.75	—	—
Year Ended October 31, 2012	16.31	—	(f)(g)	1.13	1.13	(0.01)	—
Year Ended October 31, 2011	19.41	0.01	(f)	(3.11)	(3.10)	—	—	(g)
Year Ended October 31, 2010	16.48	(0.07	)(f)	3.04	2.97	(0.05)	0.01
Year Ended October 31, 2009	10.38	0.04	(f)	6.06	6.10	—	—	(g)

Select Class
Six Months Ended April 30, 2014 (Unaudited)	20.75	(0.13	)(f)	(0.46)	(0.59)	(0.11)	—
Year Ended October 31, 2013	17.84	0.22	(f)	2.74	2.96	(0.05)	—
Year Ended October 31, 2012	16.75	0.12	(f)	1.15	1.27	(0.18)	—
Year Ended October 31, 2011	19.87	0.15	(f)	(3.19)	(3.04)	(0.08)	—	(g)
Year Ended October 31, 2010	16.78	0.10	(f)	3.08	3.18	(0.10)	0.01
Year Ended October 31, 2009	10.50	0.13	(f)	6.15	6.28	—	—	(g)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes interest expense, if applicable, which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN COUNTRY/REGION FUNDS	APRIL 30, 2014

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate (b)(e)

$19.94	(2.99)%	$4,361	1.85%	(1.44)%	1.98%	38%
20.62	16.30	6,079	1.85	0.44	2.29	72
17.73	7.51	3,138	1.98	0.61	5.40	85
16.64	(15.52)	3,590	2.00	0.59	3.55	83
19.73	18.76	4,479	2.00	0.22	3.89	79
16.68	59.46	4,951	2.00	0.78	5.31	102

19.52	(3.27)	1,488	2.35	(2.01)	2.49	38
20.18	15.78	1,550	2.35	0.03	2.82	72
17.43	6.97	1,441	2.48	(0.01)	5.89	85
16.31	(15.97)	1,875	2.50	0.06	4.05	83
19.41	18.16	2,293	2.50	(0.39)	4.36	79
16.48	58.77	3,078	2.50	0.32	5.51	102

20.05	(2.88)	309,647	1.60	(1.25)	1.73	38
20.75	16.62	640,511	1.60	1.13	1.82	72
17.84	7.78	4,483	1.73	0.70	5.15	85
16.75	(15.35)	4,369	1.75	0.76	3.32	83
19.87	19.08	6,984	1.75	0.55	3.65	79
16.78	59.81	6,877	1.75	1.00	4.93	102

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2014	J.P. MORGAN COUNTRY/REGION FUNDS	33

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Redemption fees
Intrepid European Fund
Class A
Six Months Ended April 30, 2014 (Unaudited)	$24.79	$0.21	(f)	$1.95	$2.16	$(0.01)	$—
Year Ended October 31, 2013	17.89	0.27	(f)	6.87	7.14	(0.24)	—
Year Ended October 31, 2012	16.98	0.26	(f)(g)	1.19	1.45	(0.54)	—
Year Ended October 31, 2011	18.28	0.27	(f)	(1.28)	(1.01)	(0.29)	—	(h)
Year Ended October 31, 2010	17.03	0.18	(f)	1.43	1.61	(0.36)	—	(h)
Year Ended October 31, 2009	15.20	0.33	(f)	2.49	2.82	(0.99)	—	(h)

Class B
Six Months Ended April 30, 2014 (Unaudited)	22.48	0.09	(f)	1.82	1.91	(0.01)	—
Year Ended October 31, 2013	16.23	0.20	(f)	6.18	6.38	(0.13)	—
Year Ended October 31, 2012	15.43	0.22	(f)(g)	1.02	1.24	(0.44)	—
Year Ended October 31, 2011	16.63	0.16	(f)	(1.16)	(1.00)	(0.20)	—	(h)
Year Ended October 31, 2010	15.54	0.09	(f)	1.29	1.38	(0.29)	—	(h)
Year Ended October 31, 2009	13.92	0.23	(f)	2.27	2.50	(0.88)	—	(h)

Class C
Six Months Ended April 30, 2014 (Unaudited)	22.32	0.14	(f)	1.76	1.90	(0.01)	—
Year Ended October 31, 2013	16.11	0.18	(f)	6.16	6.34	(0.13)	—
Year Ended October 31, 2012	15.33	0.22	(f)(g)	1.01	1.23	(0.45)	—
Year Ended October 31, 2011	16.53	0.16	(f)	(1.16)	(1.00)	(0.20)	—	(h)
Year Ended October 31, 2010	15.43	0.09	(f)	1.30	1.39	(0.29)	—	(h)
Year Ended October 31, 2009	13.81	0.24	(f)	2.24	2.48	(0.86)	—	(h)

Institutional Class
Six Months Ended April 30, 2014 (Unaudited)	25.46	0.26	(f)	2.01	2.27	(0.09)	—
Year Ended October 31, 2013	18.35	0.22	(f)	7.20	7.42	(0.31)	—
Year Ended October 31, 2012	17.42	0.40	(f)(g)	1.17	1.57	(0.64)	—
Year Ended October 31, 2011	18.75	0.37	(f)	(1.32)	(0.95)	(0.38)	—	(h)
Year Ended October 31, 2010	17.46	0.27	(f)	1.46	1.73	(0.44)	—	(h)
Year Ended October 31, 2009	15.63	0.42	(f)	2.53	2.95	(1.12)	—	(h)

Select Class
Six Months Ended April 30, 2014 (Unaudited)	25.18	0.24	(f)	2.00	2.24	(0.06)	—
Year Ended October 31, 2013	18.15	0.22	(f)	7.07	7.29	(0.26)	—
Year Ended October 31, 2012	17.24	0.38	(f)(g)	1.12	1.50	(0.59)	—
Year Ended October 31, 2011	18.54	0.32	(f)	(1.30)	(0.98)	(0.32)	—	(h)
Year Ended October 31, 2010	17.26	0.23	(f)	1.45	1.68	(0.40)	—	(h)
Year Ended October 31, 2009	15.39	0.37	(f)	2.51	2.88	(1.01)	—	(h)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes interest expense, if applicable, which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Reflects special dividends paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income(loss) per share would have been $0.24, $0.21, $0.21, $0.39 and $0.37 for Class A, Class B, Class C, Institutional Class and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 1.44%, 1.37%, 1.39%, 2.28% and 2.20% for Class A, Class B, Class C, Institutional Class and Select Class Shares, respectively.
(h)	Amount rounds to less than $0.01.
(i)	Includes interest expense of 0.01%.

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN COUNTRY/REGION FUNDS	APRIL 30, 2014

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)		Expenses without waivers and reimbursements	Portfolio turnover rate (b)(e)

$26.94	8.73%	$232,225	1.29%		1.62%		1.30%	79%
24.79	40.30	98,202	1.47		1.30		1.76	253
17.89	9.04	94,840	1.50		1.54	(g)	1.74	297
16.98	(5.67)	61,113	1.49		1.45		1.66	360
18.28	9.58	88,859	1.49		1.05		1.66	381
17.03	20.26	116,135	1.51		2.29		1.78	433

24.38	8.48	4,668	1.79		0.79		1.80	79
22.48	39.54	5,302	1.97		1.04		2.29	253
16.23	8.53	5,047	2.00		1.47	(g)	2.26	297
15.43	(6.12)	6,573	1.99		0.93		2.16	360
16.63	8.98	9,917	1.99		0.57		2.16	381
15.54	19.59	13,262	2.01		1.77		2.28	433

24.21	8.49	63,806	1.79		1.21		1.80	79
22.32	39.62	21,663	1.95		0.94		2.27	253
16.11	8.47	8,953	2.00		1.48	(g)	2.26	297
15.33	(6.13)	11,605	1.99		0.93		2.16	360
16.53	9.10	17,873	1.99		0.56		2.16	381
15.43	19.60	23,291	2.01		1.81		2.28	433

27.64	8.94	787,591	0.89		1.92		0.90	79
25.46	40.95	249,744	0.98		0.96		1.18	253
18.35	9.63	16,151	1.00		2.37	(g)	1.35	297
17.42	(5.20)	11,913	1.00		1.96		1.25	360
18.75	10.10	13,271	1.00		1.57		1.27	381
17.46	20.80	34,082	1.01	(i)	2.88		1.39	433

27.36	8.91	403,517	1.04		1.85		1.05	79
25.18	40.63	328,979	1.18		0.94		1.33	253
18.15	9.27	15,469	1.25		2.29	(g)	1.51	297
17.24	(5.43)	17,629	1.23		1.71		1.40	360
18.54	9.90	22,794	1.25		1.38		1.42	381
17.26	20.50	36,409	1.26		2.54		1.53	433

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2014	J.P. MORGAN COUNTRY/REGION FUNDS	35

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Redemption fees
Latin America Fund
Class A
Six Months Ended April 30, 2014 (Unaudited)	$18.47	$0.10	(f)	$(0.74)	$(0.64)	$(0.12)	$—
Year Ended October 31, 2013	18.46	0.10	(f)	(0.05)	0.05	(0.04)	—
Year Ended October 31, 2012	18.88	0.10	(f)	(0.49)	(0.39)	(0.03)	—
Year Ended October 31, 2011	21.43	0.14	(f)	(2.71)	(2.57)	—	0.02
Year Ended October 31, 2010	16.05	(0.02	)(f)	5.87	5.85	(0.50)	0.03
Year Ended October 31, 2009	9.66	0.07	(f)	6.67	6.74	(0.36)	0.01

Class C
Six Months Ended April 30, 2014 (Unaudited)	18.12	0.06	(f)	(0.72)	(0.66)	(0.03)	—
Year Ended October 31, 2013	18.21	0.01	(f)	(0.06)	(0.05)	(0.04)	—
Year Ended October 31, 2012	18.72	0.01	(f)	(0.49)	(0.48)	(0.03)	—
Year Ended October 31, 2011	21.35	0.04	(f)	(2.69)	(2.65)	—	0.02
Year Ended October 31, 2010	16.01	(0.09	)(f)	5.84	5.75	(0.44)	0.03
Year Ended October 31, 2009	9.61	0.02	(f)	6.66	6.68	(0.29)	0.01

Select Class
Six Months Ended April 30, 2014 (Unaudited)	18.63	0.13	(f)	(0.75)	(0.62)	(0.17)	—
Year Ended October 31, 2013	18.59	0.15	(f)	(0.05)	0.10	(0.06)	—
Year Ended October 31, 2012	18.98	0.13	(f)	(0.48)	(0.35)	(0.04)	—
Year Ended October 31, 2011	21.48	0.20	(f)	(2.71)	(2.51)	—	0.01
Year Ended October 31, 2010	16.06	(0.03	)(f)	5.95	5.92	(0.52)	0.02
Year Ended October 31, 2009	9.70	0.12	(f)	6.64	6.76	(0.41)	0.01

(a)	Annualized for periods less than one year.
(b)	Not annualzied for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes interest expense, if applicable, which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN COUNTRY/REGION FUNDS	APRIL 30, 2014

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate (b)(e)

$17.71	(3.46)%	$27,153	1.70%	1.16%	1.90%	31%
18.47	0.25	24,688	1.70	0.54	1.91	37
18.46	(2.04)	17,490	1.86	0.52	2.03	49
18.88	(11.90)	11,297	1.89	0.71	2.00	53
21.43	37.51	12,218	1.88	(0.10)	2.93	85
16.05	73.15	6,654	1.90	0.63	5.31	96

17.43	(3.65)	3,858	2.20	0.67	2.40	31
18.12	(0.30)	4,292	2.20	0.07	2.42	37
18.21	(2.54)	3,370	2.37	0.05	2.52	49
18.72	(12.32)	3,522	2.39	0.22	2.50	53
21.35	36.80	4,053	2.38	(0.51)	3.44	85
16.01	72.12	2,577	2.40	0.14	5.86	96

17.84	(3.31)	79,942	1.45	1.47	1.65	31
18.63	0.50	109,334	1.45	0.79	1.67	37
18.59	(1.85)	60,487	1.61	0.69	1.78	49
18.98	(11.64)	59,416	1.64	0.97	1.76	53
21.48	37.87	41,521	1.55	(0.14)	2.33	85
16.06	73.46	3,536	1.65	1.02	5.26	96

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2014	J.P. MORGAN COUNTRY/REGION FUNDS	37

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2014 (Unaudited)

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 4 separate funds of the Trust (collectively, the “Funds”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Asia Pacific Fund	Class A, Class C and Select Class	Non-Diversified
China Region Fund	Class A, Class C and Select Class	Non-Diversified
Intrepid European Fund	Class A, Class B, Class C, Institutional Class and Select Class	Diversified
Latin America Fund	Class A, Class C and Select Class	Non-Diversified

The investment objectives of the Funds are as follows:

The Asia Pacific Fund seeks to provide long-term capital growth.

The China Region Fund and Latin America Fund will seek long-term capital growth.

The Intrepid European Fund seeks total return from long-term capital growth. Total return consists of capital growth and current income.

Effective November 1, 2009, Class B Shares of Intrepid European Fund may not be purchased or acquired by new or existing shareholders, except through exchanges from Class B Shares of another J.P. Morgan Fund and dividend reinvestments. Shareholders who have invested in Class B Shares prior to November 1, 2009 may continue to hold their Class B Shares until they convert automatically to Class A Shares.

Class A Shares generally provide for a front-end sales charge while Class B and Class C Shares provide for a contingent deferred sales charge (“CDSC”). Class B Shares automatically convert to Class A Shares after eight years. No sales charges are assessed with respect to Institutional Class and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Funds are valued. Securities listed on the NASDAQ Stock Market LLC are generally valued at the NASDAQ Official Closing Price. Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at each investment company’s net asset value per share (“NAV”) as of the report date.

Certain investments of the Funds may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Funds to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material. Futures and options are generally valued on the basis of available market quotations. Swaps and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such pricing services or values received are deemed not representative of fair value, values will be obtained from a third party broker-dealer or counterparty.

Securities or other assets for which market quotations are not readily available or for which market quotations are deemed to not represent the fair value of the security or asset at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. The Board of Trustees has established an Audit and Valuation Committee to assist with the oversight of the valuation of the Funds’ securities. JPMorgan Funds Management, Inc. (the “Administrator”, or “JPMFM”) has established a Valuation Committee (“VC”) that is comprised of senior representatives from JPMFM, J.P. Morgan Investment Management Inc. (the “Adviser” or “JPMIM”), and J.P. Morgan Asset Management’s Legal, Compliance and Risk Management groups and the Funds’ Chief Compliance Officer. The VC’s responsibilities include making determinations regarding Level 3 fair value measurements (“Fair Values”) and/or providing recommendations for approval to the Board of Trustees’ Audit and Valuation Committee, in accordance with the Funds’ valuation policies.

The VC or Board of Trustees, as applicable, primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The VC or Board of Trustees may also use an income-based valuation approach in which the anticipated future cash flows of the investment are

38	J.P. MORGAN COUNTRY/REGION FUNDS	APRIL 30, 2014

discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Funds apply fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in their portfolios by utilizing the quotations of an independent pricing service, unless the Adviser determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time a Fund calculates its net asset values.

It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. JPMFM and JPMIM are responsible for monitoring developments that may impact Fair Values and for discussing and assessing Fair Values on an ongoing, and at least a quarterly basis with the VC and Board of Trustees, as applicable. The appropriateness of Fair Values is assessed based on results of unchanged price review and consideration of macro or security specific events, back testing, and broker and vendor due diligence.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the fair value of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following tables represent each valuation input by fund as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

Asia Pacific Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$1,461	$—	$1,461
China	—	899	—	899
Hong Kong	—	976	—	976
Indonesia	—	174	—	174
Malaysia	—	57	—	57
New Zealand	—	44	—	44
Philippines	—	165	—	165
Singapore	—	150	—	150
South Korea	—	810	—	810
Taiwan	—	957	—	957
Thailand	90	—	—	90

Total Common Stocks	90	5,693	—	5,783

Right
Taiwan	—	—	1	1
Structured Instruments
India	—	474	—	474

Total Investments in Securities	$90	$6,167	$1	$6,258

APRIL 30, 2014	J.P. MORGAN COUNTRY/REGION FUNDS	39

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2014 (Unaudited) (continued)

China Region Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
China	$7,029	$133,819	$—	$140,848
Hong Kong	2,282	81,367	—	83,649
Taiwan	27,041	63,145	—	90,186

Total Common Stocks	36,352	278,331	—	314,683

Right
Taiwan	—	—	39	39

Total Investments in Securities	$36,352	$278,331	$39	$314,722

Intrepid European Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Belgium	$—	$22,319	$—	$22,319
Bermuda	—	4,703	—	4,703
Denmark	—	48,792	—	48,792
Finland	—	19,376	—	19,376
France	6,465	312,737	—	319,202
Germany	—	162,826	—	162,826
Ireland	—	40,877	—	40,877
Italy	—	42,278	—	42,278
Netherlands	—	65,303	—	65,303
Norway	—	18,825	—	18,825
Spain	—	85,202	—	85,202
Sweden	—	30,873	—	30,873
Switzerland	4,130	105,067	—	109,197
United Kingdom	15,694	469,138	—	484,832

Total Common Stocks	26,289	1,428,316	—	1,454,605

Short-Term Investment
Investment Company	58,320	—	—	58,320

Total Investments in Securities	$84,609	$1,428,316	$—	$1,512,925

Appreciation in Other Financial Instruments
Futures Contracts	$1,136	$—	$—	$1,136

Latin America Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$110,672	$—	$—	$110,672

(a)	All portfolio holdings designated as Level 1 are disclosed individually on the SOI. Please refer to the SOI for industry specifics of portfolio holdings.

There were no transfers among any levels during the six months ended April 30, 2014.

B. Restricted and Illiquid Securities — Certain securities held by the Funds may be subject to legal or contractual restrictions on resale and/or are illiquid. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933 (the “Securities Act”). Illiquid securities are securities which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately their fair value and include, but are not limited to, repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty,

40	J.P. MORGAN COUNTRY/REGION FUNDS	APRIL 30, 2014

non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net assets of the Funds. As of April 30, 2014, the Funds had no investments in restricted securities other than securities sold to the Funds under Rule 144A and/or Regulation S under the Securities Act.

The following are the values and percentages of net assets of illiquid securities as of April 30, 2014 (amounts in thousands):

	Value	Percentage
Asia Pacific Fund	$1	—	%(a)
China Region Fund	39	—	(a)

(a)	Amount rounds to less than 0.1%

C. Futures Contracts — Intrepid European Fund uses index futures contracts to gain or reduce exposure to the stock market, maintain liquidity and minimize transaction costs. The Intrepid European Fund buys futures contracts to immediately invest incoming cash in the market or sells futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity. The use of futures contracts exposes the Intrepid European Fund to equity price risk.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation in the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated in the SOIs and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The Fund may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The Fund’s futures contracts are not subject to master netting arrangements.

The table below discloses the volume of the Intrepid European Fund’s futures contracts activity during the six months ended April 30, 2014 (amounts in thousands):

Intrepid European Fund
Futures Contracts:
Average Notional Balance Long	$35,962
Ending Notional Balance Long	31,195

D. Structured Instruments — Asia Pacific Fund invests in structured instruments that have similar economic characteristics to equity securities. These instruments often seek to replicate the performance of an underlying reference asset such as an equity security or market (“reference asset”). The value of these instruments is generally derived from the price movements of the reference asset. On maturity date of each instrument, the Fund will receive a payment from the instrument’s issuing entity based on the value of the reference asset and record a realized gain or loss. The instrument may receive dividends paid in connection with the reference asset which are reported as Net realized gain (loss) on investment transactions on the Statements of Operations.

Structured instruments are notes that may be issued by banks, broker dealers or their affiliates and typically constitute unsecured contractual obligations of the issuing entity. In addition to credit risk, investments in structured instruments generally have the same risks associated with a direct investment in the reference asset. However, there can be no assurance that structured instruments will trade at the same price or have the same value as the reference asset. In addition, structured instruments may be subject to transfer restrictions and a liquid market may not exist for these instruments. The lack of a liquid market may make it difficult to sell the structured instruments or accurately value them. Investments in structured instruments subject the Fund to counterparty risk.

E. Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

APRIL 30, 2014	J.P. MORGAN COUNTRY/REGION FUNDS	41

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2014 (Unaudited) (continued)

Although the net assets of the Funds are presented at the foreign exchange rates and market values at the close of the period, the Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held. Accordingly, such foreign currency gains (losses) are included in the reported Change in net unrealized appreciation/depreciation on investment transactions on the Statements of Operations. The Funds do isolate the effect of changes in foreign exchange rates from fluctuations when determining realized gain or loss for sales of fixed income securities.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on each Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain or loss on foreign currency transactions on the Statements of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end and are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the Statements of Operations.

G. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when a Fund first learns of the dividend.

H. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

I. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of April 30, 2014, no liability for income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Fund’s Federal tax returns for the prior three fiscal years, or since inception if shorter, remain subject to examination by the Internal Revenue Service.

J. Foreign Taxes — The Funds may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

K. Distributions to Shareholders — Distributions from net investment income are generally declared and paid at least annually. Distributions are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, the Adviser, an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), supervises the investments of each Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual rate for each Fund is as follows:

Asia Pacific Fund	0.90%
China Region Fund	1.25
Intrepid European Fund	0.65
Latin America Fund	1.00

The Adviser, on behalf of Asia Pacific Fund and China Region Fund, has entered into investment sub-advisory agreements with JF International Management, Inc. (“JFIMI”), a wholly-owned subsidiary of JPMorgan Asset Management (Asia) Inc., which is wholly-owned by J.P. Morgan Asset Management Holdings Inc. For its services as sub-adviser, JFIMI receives a portion of the fees payable to the Adviser.

The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual rate for each Fund is as follows:

Asia Pacific Fund	0.40%
China Region Fund	0.60

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

42	J.P. MORGAN COUNTRY/REGION FUNDS	APRIL 30, 2014

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator, an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended April 30, 2014, the effective annualized rate was 0.08% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class B and Class C Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class B	Class C
Asia Pacific Fund	0.25%	n/a	0.75%
China Region Fund	0.25	n/a	0.75
Intrepid European Fund	0.25	0.75%	0.75
Latin America Fund	0.25	n/a	0.75

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class B and Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended April 30, 2014, the Distributor retained the following (amounts in thousands):

	Front-End Sales Charge		CDSC
Asia Pacific Fund	$—	(a)	$—	(a)
China Region Fund	1		—
Intrepid European Fund	113		—	(a)
Latin America Fund	4		—	(a)

(a)	Amount rounds to less than $1,000.

D. Shareholder Servicing Fees — The Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Institutional Class	Select Class
Asia Pacific Fund	0.25%	n/a	0.25%	n/a	0.25%
China Region Fund	0.25	n/a	0.25	n/a	0.25
Intrepid European Fund	0.25	0.25%	0.25	0.10%	0.25
Latin America Fund	0.25	n/a	0.25	n/a	0.25

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For these services, the Funds pay JPMCB transaction and asset based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statements of Operations. Payments to the custodian may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately in the Statements of Operations.

Interest income, if any, earned on cash balances at the custodian, is included in Interest income from affiliates in the Statements of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statements of Operations.

APRIL 30, 2014	J.P. MORGAN COUNTRY/REGION FUNDS	43

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2014 (Unaudited) (continued)

F. Waivers and Reimbursements — The Adviser, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class B	Class C	Institutional Class	Select Class
Asia Pacific Fund	1.55%	n/a	2.05%	n/a	1.30%
China Region Fund	1.85	n/a	2.35	n/a	1.60
Intrepid European Fund	1.50	2.00%	2.00	1.00%	1.25
Latin America Fund	1.70	n/a	2.20	n/a	1.45

The expense limitation agreements were in effect for the six months ended April 30, 2014. The contractual expense limitation percentages in the table above are in place until at least February 28, 2015.

For the six months ended April 30, 2014, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total	Contractual Reimbursements
Asia Pacific Fund	$26	$3	$7	$36	$72
China Region Fund	—	—	348	348	—
Latin America Fund	—	6	99	105	—

Additionally, the Funds may invest in one or more money market funds advised by the Adviser or its affiliates. The Adviser, Administrator and Distributor, as shareholder servicing agent, waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Funds’ investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amounts of these waivers resulting from investments in these money market funds for the six months ended April 30, 2014 were as follows (amounts in thousands):

Intrepid European Fund	$60
Latin America Fund	3

G. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with Federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended April 30, 2014, the Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Adviser.

The Funds may use related party broker-dealers. For the six months ended April 30, 2014, Intrepid European Fund incurred brokerage commissions with broker-dealers affiliated with the Adviser of approximately $14.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the six months ended April 30, 2014, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Asia Pacific Fund	$2,283	$1,476
China Region Fund	211,135	536,997
Intrepid European Fund	1,559,880	826,364
Latin America Fund	33,031	54,297

During the six months ended April 30, 2014, there were no purchases or sales of U.S. Government securities.

44	J.P. MORGAN COUNTRY/REGION FUNDS	APRIL 30, 2014

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at April 30, 2014 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Asia Pacific Fund	$5,354	$974	$70	$904
China Region Fund	269,937	48,484	3,699	44,785
Intrepid European Fund	1,391,382	128,064	6,521	121,543
Latin America Fund	100,199	15,939	5,466	10,473

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Funds after October 31, 2011, are carried forward indefinitely, and retain their character as short-term and/or long-term losses. Prior to the Act, net capital losses incurred by the Funds were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At October 31, 2013, the following Funds had post-enactment net capital loss carryforwards (amounts in thousands):

	Capital Loss Carryforward Character
	Short-Term	Long-Term
Asia Pacific Fund	$(149)	$—
China Region Fund	(9,426)	—
Latin America Fund	(4,921)	(6,671)

At October 31, 2013, the Funds had the following pre-enactment net capital loss carryforwards, expiring during the year indicated, which are available to offset future realized gains (amounts in thousands):

	2016	2017	2019	Total
China Region Fund	$11,350	$1,973	$—	$13,323
Intrepid European Fund	97,190	98,909	—	196,099
Latin America Fund	1,454	2,277	3,482	7,213

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Funds because the Funds and the series of JPMorgan Trust II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 10, 2014.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at April 30, 2014. Average borrowings from the Facility for, or at any time during, the six months ended April 30, 2014, were as follows (amounts in thousands):

	Average Borrowings	Average Interest Rate Paid	Number of Days Outstanding	Interest Paid
China Region Fund	$40,913	0.20%	8	$2
Latin America Fund	11,963	0.19	1	—	(a)

(a)	Amount rounds to less than $1,000.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statements of Operations.

APRIL 30, 2014	J.P. MORGAN COUNTRY/REGION FUNDS	45

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2014 (Unaudited) (continued)

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

One or more affiliates of the Adviser have investment discretion with respect to their clients’ holdings in the Funds, which collectively represent a significant portion of the Fund’s assets for each of the China Region Fund, Intrepid European Fund and Latin America Fund.

In addition, the J.P. Morgan Investor Funds, which are affiliated funds of funds, own in the aggregate, more than 10% of the net assets of certain of the Funds as follows:

J.P. Morgan Investor Funds
Latin America Fund	58.6%

Additionally, the Adviser owns a significant portion of the outstanding shares of the Asia Pacific Fund.

Significant shareholder transactions by these shareholders, if any, may impact the Funds’ performance.

The Funds may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions, which may vary throughout the year depending on the Fund. Such concentrations may subject the Funds to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

As of April 30, 2014, substantially all of the Funds’ net assets consisted of securities that are denominated in foreign currencies. Changes in currency exchange rates will affect the value of, and investment income from, such securities.

The Asia Pacific Fund invests in securities of foreign companies located throughout the Asia Pacific Region. The China Region Fund invests primarily in equity securities of companies in the China Region. In general, China Region companies are those that are organized under the laws of, or have a principal office in, the People’s Republic of China (including Hong Kong and Macau) (“China”), or Taiwan; or the principal securities market for which is China or Taiwan. The Latin America Fund invests primarily in equity securities of Latin America issuers or other investments economically tied to Latin America.

A company of a specific country or region is one that is organized under the laws of, or has a principal office in that country or region; the principal securities market for which is that country or region; that derives at least 50% of its total revenues or profits from goods that are produced or sold, investments made, or services performed in that country or region; or at least 50% of the assets of which are located in that country or region.

Because these Funds may invest a significant portion of their assets in these markets, they are subject to greater risks of adverse events that occur in those markets and may experience greater volatility than a Fund that is more broadly diversified geographically.

As of April 30, 2014, the Funds had the following country allocations representing greater than 10% of total investments:

	Australia	Brazil	China	France	Germany	Hong Kong	Mexico	South Korea	Taiwan	United Kingdom
Asia Pacific Fund	23.4%	—	14.4%	—	—	15.6%	—	12.9%	15.3%	—
China Region Fund	—	—	44.7	—	—	26.6	—	—	28.7	—
Intrepid European Fund	—	—	—	21.1%	10.8%	—	—	—	—	32.1%
Latin America Fund	—	60.2%	—	—	—	—	22.9%	—	—	—

46	J.P. MORGAN COUNTRY/REGION FUNDS	APRIL 30, 2014

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, November 1, 2013, and continued to hold your shares at the end of the reporting period, April 30, 2014.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value November 1, 2013	Ending Account Value April 30, 2014	Expenses Paid During the Period*	Annualized Expense Ratio
Asia Pacific Fund
Class A
Actual	$1,000.00	$996.30	$7.67	1.55%
Hypothetical	1,000.00	1,017.11	7.75	1.55
Class C
Actual	1,000.00	993.60	10.13	2.05
Hypothetical	1,000.00	1,014.63	10.24	2.05
Select Class
Actual	1,000.00	997.40	6.44	1.30
Hypothetical	1,000.00	1,018.35	6.51	1.30

China Region Fund
Class A
Actual	1,000.00	970.10	9.04	1.85
Hypothetical	1,000.00	1,015.62	9.25	1.85
Class C
Actual	1,000.00	967.30	11.46	2.35
Hypothetical	1,000.00	1,013.14	11.73	2.35
Select Class
Actual	1,000.00	971.20	7.82	1.60
Hypothetical	1,000.00	1,016.86	8.00	1.60

Intrepid European Fund
Class A
Actual	1,000.00	1,087.30	6.68	1.29
Hypothetical	1,000.00	1,018.40	6.46	1.29
Class B
Actual	1,000.00	1,084.80	9.25	1.79
Hypothetical	1,000.00	1,015.92	8.95	1.79

APRIL 30, 2014	J.P. MORGAN COUNTRY/REGION FUNDS	47

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value November 1, 2013	Ending Account Value April 30, 2014	Expenses Paid During the Period*	Annualized Expense Ratio
Intrepid European Fund (continued)
Class C
Actual	$1,000.00	$1,084.90	$9.25	1.79%
Hypothetical	1,000.00	1,015.92	8.95	1.79
Institutional Class
Actual	1,000.00	1,089.40	4.61	0.89
Hypothetical	1,000.00	1,020.38	4.46	0.89
Select Class
Actual	1,000.00	1,089.10	5.39	1.04
Hypothetical	1,000.00	1,019.64	5.21	1.04

Latin America Fund
Class A
Actual	1,000.00	965.40	8.28	1.70
Hypothetical	1,000.00	1,016.36	8.50	1.70
Class C
Actual	1,000.00	963.00	10.71	2.20
Hypothetical	1,000.00	1,013.88	10.99	2.20
Select Class
Actual	1,000.00	966.90	7.07	1.45
Hypothetical	1,000.00	1,017.60	7.25	1.45

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

48	J.P. MORGAN COUNTRY/REGION FUNDS	APRIL 30, 2014

TAX LETTER

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended October 31, 2013. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2013. The information necessary to complete your income tax returns for the calendar year ending December 31, 2013 was provided under separate cover.

Foreign Source Income and Foreign Tax Credit Pass Through

For the fiscal year ended October 31, 2013, the Funds elected to pass through to shareholders the income tax credit for taxes paid to foreign countries. Gross income and foreign tax expenses are as follows or amounts as finally determined (amounts in thousands):

	Gross Income	Foreign Tax Pass Through
Asia Pacific Fund	$138	$9
China Region Fund	9,447	947
Intrepid European Fund	5,066	284
Latin America Fund	2,590	35

The pass-through of the foreign tax credit will only affect those persons who were shareholders on the dividend record date in December 2013. These shareholders received more detailed information along with their 2013 Form 1099-DIV.

APRIL 30, 2014	J.P. MORGAN COUNTRY/REGION FUNDS	49

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2014. All rights reserved. April 2014.	SAN-INTEQ-CO-414

Semi-Annual Report

J.P. Morgan SMA Funds

April 30, 2014 (Unaudited)

JPMorgan International Value SMA Fund

JPMorgan Tax Aware Real Return SMA Fund

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

May 29, 2014 (Unaudited)

Dear Shareholder:

Broad improvement in the global economy — particularly in developed markets — drove global equity prices to successive record highs during the six months ended April 30, 2014. While bond markets experienced periodic volatility, the concerted efforts of central banks to hold down interest rates and thus tamp down inflationary pressures ultimately helped bond prices to recover somewhat toward the end of the period. Globally, investors appeared to shrug off events that had rattled financial markets: the U.S. Federal Reserve’s (the “Fed”) decision to taper its asset purchasing; severe winter weather across large parts of the U.S.; the continuing political/military crisis in Ukraine; and broad concerns about the health of China’s economy.

“Central bank policies in the U.S. and Europe are beginning to diverge, with the Fed moving toward a more normalized economy and the European Central Bank committed to intervention and guarding against the threat of price deflation.”

In December, the Fed followed through on its stated policy direction and reduced its monthly purchases of U.S. Treasury bonds and mortgage-backed securities by $10 billion to $75 billion and further cut purchases to $55 billion by the end of April. The initial move in December set off a rally in U.S. equities that drove share prices to record highs by the end of calendar year 2013.

While U.S. economic indicators showed incremental improvement through the first half of the reporting period, a string of winter storms curbed economic activity and held down productivity to a larger extent than was generally known at the time. Subsequent data showed the U.S. economy shrank by 1% in the first three months of 2014, even as consumer spending on services had the largest increase in 14 years. Winter storms crimped profits at airlines, parcel delivery firms and homebuilders. Bond prices rebounded somewhat in 2014, as slower-than-expected domestic growth and instability in emerging markets lifted demand for fixed income securities. For the six months ended April 30, 2014, the Standard & Poor’s 500 Index returned 8.36%, while the Barclays U.S. Aggregate Index returned 1.74%.

In Europe, the crisis in Ukraine threatened to disrupt the economic stability that had returned during the second half of 2013. Though a direct military confrontation between Ukraine and Russia had largely been avoided, the imposition of economic sanctions against leading members of Russian President Vladimir Putin’s inner circle raised questions about Europe’s dependence on natural gas exports from Russia. At the end of the reporting period, European energy supplies remained intact. Moreover, the European Union’s continued economic recovery — marked by Ireland’s exit from the bloc’s bailout program — and healthy corporate profits, combined with mergers and acquisitions activity, helped to lift equity markets. Bond prices across Europe also gained as instability in emerging markets drove investors to seek yield elsewhere.
In Japan, equity markets reached record highs and outperformed other developed markets at the end of calendar year 2013. However, investor enthusiasm for the policies of Prime Minister Shinzo Abe began to recede in 2014 as the Japanese economy showed signs of sputtering. An April 1, 2014 increase in the national consumption tax further weakened investor sentiment amid concerns the tax hike would curb domestic demand. Exporters, particularly automakers, came under pressure on expectations that a strengthening yen may erase the comparative advantage they had enjoyed over the past year. The Morgan Stanley Capital International Europe, Australasia, Far East Index (net of foreign withholding taxes) returned 4.44% for the six-month period.

China and Emerging Markets

Emerging market volatility continued throughout the six-month period. The Fed’s decision in December to taper off asset purchases sparked a sell-off across emerging markets that drove volatility in emerging market currencies. Disappointing economic data from China, combined with the first default in the Chinese bond market, again raised concerns about the potential for a sharp slowdown in growth. Demand from China is a major driver of emerging market exports and a slower growth in the Chinese economy would have an outsized impact on emerging market economies. Elsewhere, a currency crisis in Argentina and political uncertainty surrounding election cycles in select emerging markets also weighed on financial markets. The Morgan Stanley Capital International Emerging Markets Index (net of foreign withholdings taxes) returned -2.98% for the six-month period. Despite the headwinds facing emerging markets, the Barclays Emerging Markets USD Aggregate Index returned 3.00%, which illustrates the extent to which investors were willing to take on risk in their search for extra yield.

Central bank policies in the U.S. and Europe are beginning to diverge, with the Fed moving toward a more normalized economy and the European Central Bank committed to intervention and guarding against the threat of price deflation. The trajectory of Japan’s economy is uncertain and emerging markets remain vulnerable to shocks from developments in China, changes in investor sentiment and domestic political turmoil. This backdrop reinforces the wisdom of maintaining a long-term view of your investment portfolio and the benefits derived from diversified holdings.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

APRIL 30, 2014	J.P. MORGAN SMA FUNDS	1

JPMorgan International Value SMA Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2014 (Unaudited)

REPORTING PERIOD RETURN:
Fund*	2.63%
Morgan Stanley Capital International (“MSCI”) Europe, Australasia and Far East (“EAFE”) Value Index (net of foreign withholding taxes)	5.53%

Net Assets as of 4/30/2014 (In Thousands)	$346,843

INVESTMENT OBJECTIVE**

The JPMorgan International Value SMA Fund (the “Fund”) seeks to provide high total return from a portfolio of foreign company equity securities.

The Fund was established to implement the International Value separately managed account strategy, and to hold common shares of companies that were deemed attractive by the Fund’s portfolio managers but were not accessible as American Depository Receipts (ADRs).

HOW DID THE MARKET PERFORM?

Central banks in most developed market economies continued their efforts to stimulate growth with accommodative policies during the period. In the U.S., the Federal Reserve (the “Fed”) had reduced its monthly asset purchases by $30 billion to $55 billion by February in the face of steady improvements in employment and other economic indicators. The Fed’s initial move in December was followed by selling in emerging markets that led to currency volatility. While the pace of the sell-off abated later in the period, emerging markets overall continued to underperform developed markets. In the European Union, economic recovery continued and corporate earnings and mergers and acquisition activity bolstered share prices. Disappointing economic data from China, combined with a default in the Chinese bond market, again raised concerns about future growth in its economy.

For the six months ended April 30, 2014, fixed income securities, as measured by the Barclays U.S. Aggregate Index, posted a 1.74% return and underperformed global equities as measured by the MSCI World Index, which returned 6.32%.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund underperformed the MSCI EAFE Value Index (net of foreign withholding taxes) (the “Benchmark”) for the six months ended April 30, 2014. The Fund’s underweight position and its security selection in the energy sector and its security selection in the property sector detracted from performance relative to the Benchmark, while the Fund’s security selection in the basic industries sector and security selection and underweight position in the bank sector made a positive contribution to relative performance.

Individual detractors from the Fund’s performance relative to the Benchmark included the Fund’s overweight positions in China Overseas Land & Investment Ltd., Daiwa House Industry Co. and Nitto Denko Corp. Shares of China Overseas Land, a Hong Kong-based property company not held in the Benchmark, came under pressure amidst Beijing’s efforts to tame growth in China’s real estate sector and concerns about the Chinese economy in general. Shares of Daiwa House Industry, a Japanese construction company, weakened on investor concerns that an April 1, 2014 increase in Japan’s consumption tax would curb domestic consumer demand. Nitto Denko, a Japanese maker of specialty materials that was not held in the Benchmark, underperformed as the company cut its profit forecast, citing fiercer competition and weaker-than-expected demand for computer tablets.

Individual contributors to the Fund’s relative performance included the Fund’s overweight positions in Lafarge SA, Danske Bank A/S and Compagnie de Saint-Gobain SA. Shares of Lafarge, a French building materials manufacturer, surged on news that the company plans to merge with rival Holcim Ltd., a Swiss building materials company. Shares of Danske Bank, a Danish bank not held in the Benchmark, gained as the company unveiled plans to pay its first dividend since 2007. Shares of Saint-Gobain, a French manufacturer, rose on expectations that a European recovery, combined with the company’s restructuring efforts, could boost earnings.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up fundamental approach to security selection, seeking to identify what they believed were the most attractive value investment opportunities within each sector. The Fund’s portfolio managers looked for securities that they believed possessed an attractive valuation signal (as measured by a proprietary dividend discount model) and a timely catalyst that would enable the securities to realize their inherent values.

2	J.P. MORGAN SMA FUNDS	APRIL 30, 2014

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Cie de St-Gobain (France)	6.7%
2.	Daimler AG (Germany)	6.6
3.	Japan Tobacco, Inc. (Japan)	5.1
4.	Lafarge S.A. (France)	4.7
5.	Solvay S.A. (Belgium)	4.3
6.	Sodexo (France)	3.9
7.	SABMiller plc (United Kingdom)	3.8
8.	Bridgestone Corp. (Japan)	3.6
9.	Electrolux AB, Series B (Sweden)	3.4
10.	UBS AG (Switzerland)	3.3

PORTFOLIO COMPOSITION BY COUNTRY***
Japan	26.6%
France	23.1
Germany	8.1
United Kingdom	6.7
Switzerland	5.5
Hong Kong	4.4
Belgium	4.3
Sweden	3.4
South Korea	3.2
Denmark	3.1
Finland	3.1
Italy	3.1
Spain	2.3
Australia	1.8
Canada	1.3

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of April 30, 2014. The Fund’s portfolio composition is subject to change.

APRIL 30, 2014	J.P. MORGAN SMA FUNDS	3

JPMorgan International Value SMA Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2014 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2014

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	3 YEAR	5 YEAR	SINCE INCEPTION
INTERNATIONAL VALUE SMA FUND	8/17/07	2.63%	10.18%	3.25%	13.73%	1.31%

*	Not annualized.

LIFE OF FUND PERFORMANCE (8/17/07 TO 4/30/14)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on August 17, 2007.

The graph illustrates comparative performance for $10,000 invested in the JPMorgan International Value SMA Fund, the MSCI EAFE Value Index and the Lipper International Multi-Cap Value Funds Index from August 17, 2007 to April 30, 2014. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Lipper International Multi-Cap Value Funds Index reflects an initial investment at the end of the month closest to the Fund’s inception. The performance of the MSCI EAFE Value Index does not reflect the deduction of expenses associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to nonresident institutional investors who do not benefit from double taxation treaties. The performance of the Lipper International Multi-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI EAFE Value Index is a free float-adjusted market capitalization weighted index that is designed to measure the performance of value-oriented stocks in developed markets, excluding the U.S. and Canada. The Lipper International Multi-Cap Value Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN SMA FUNDS	APRIL 30, 2014

JPMorgan Tax Aware Real Return SMA Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2014 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	1.65%
Barclays U.S. 1-15 Year Blend (1-17) Municipal Bond Index	2.89%
Composite Benchmark**	2.47%

Net Assets as of 4/30/2014 (In Thousands)	$24,599

INVESTMENT OBJECTIVE***

The JPMorgan Tax Aware Real Return SMA Fund (the “Fund”) seeks to maximize after-tax inflation protected return.

INVESTMENT APPROACH

The Fund was established to implement the Tax Aware Real Return separately managed account strategy. The Fund uses zero-coupon inflation-swaps (“inflation swaps”) in combination with tax-exempt municipal bonds to seek to create a synthetic portfolio of inflation protected securities. The Fund is designed to protect the total return generated by its tax-exempt fixed income holdings from inflation risk. The inflation swaps used by the Fund are based on cumulative percentage movements in the Consumer Price Index for All Urban Consumers (“CPI-U”). The inflation swaps are structured so that one counterparty agrees to pay the cumulative percentage change in the CPI-U over the duration of the swap. The other counterparty (the Fund) pays a compounded fixed rate (zero coupon inflation-swap rate), which is based on the “breakeven inflation rate,” calculated as the yield difference between a nominal U.S. Treasury security and a U.S. Treasury Inflation Protected Security (TIPS) of equal maturity.

The Fund’s portfolio managers aim to protect the portfolio from inflation risk across maturities. Therefore, the yield curve positioning of the underlying bonds is used as the general basis for the Fund’s inflation swap positioning. The yield curve shows the relationship between yields and maturity dates for a set of similar bonds. The Fund’s portfolio managers believe that matching the duration, which measures the price sensitivity of a bond or a portfolio of bonds to relative changes in interest rates, of the inflation protection to the duration of the underlying bonds is the most effective and efficient way to protect the portfolio from both actual realized inflation as well as the loss of value that results from an increase in inflation expectations. However, the inflation protection is actively managed, and the Fund’s portfolio managers may elect to deviate from the curve positioning of the underlying bonds as a result of opportunities that may result from macroeconomic or technical factors.

HOW DID THE MARKET PERFORM?

Central banks in most developed market economies continued their efforts to stimulate growth with accommodative policies.

In the U.S., the Federal Reserve reduced its monthly asset purchases by $30 billion to $55 billion in the face of steady improvements in employment and other economic indicators. The move set off a wave of selling in emerging markets that led to some currency volatility. While the pace of the sell-off abated later in the period, emerging markets overall continued to underperform developed markets. In the European Union, economic recovery continued and corporate earnings and mergers and acquisition activity bolstered share prices. Inflation, as measured by the CPI-U, was higher during the reporting period. Inflation swaps with 5-, 10-, 20- and 30-year maturities declined during the reporting period while 2-year maturities rose.

Among municipal bond securities, lower quality issuances outperformed as investors searched for yield in the low interest rate environment. The Barclays US 1-15 Year Blend (1-17) Municipal Bond Index (the “Benchmark”) returned 2.89% for the six months ended April 30, 2014.

HOW DID THE FUND PERFORM?

While the Fund (Select Class Shares) posted a positive absolute return, it underperformed the Benchmark for the six months ended April 30, 2014.

The Fund’s underperformance of the Benchmark was driven by the Fund’s preference for higher quality issuances, and its underweight position in lower quality bonds in revenue sectors, including transportation and education. The Fund’s relative underweight to California also detracted from relative performance.

While the Fund’s inflation hedge detracted from absolute performance, the Fund managers’ decision to be less than fully hedged helped the Fund’s performance relative to the Benchmark. The Fund’s bias to the short and intermediate parts of the yield curve also helped both absolute and relative performance due to the larger decline in inflation expectations further out on the yield curve.

Additionally, the electric sector underperformed within the Benchmark and the Fund’s relative underweight in the sector helped relative performance. The Fund’s longer duration position also helped relative performance.

APRIL 30, 2014	J.P. MORGAN SMA FUNDS	5

JPMorgan Tax Aware Real Return SMA Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2014 (Unaudited) (continued)

HOW WAS THE FUND POSITIONED?

Among the Fund’s tax-exempt fixed income investments, the Fund employed a bottom-up, security-selection-based investment approach and sought to take advantage of opportunities stemming from increased volatility, supply pressures and headline credit risk. The Fund maintained its quality bias, as the Fund’s portfolio managers preferred higher-quality issuances. The Fund’s portfolio managers also maintained an inflation-overlay hedging strategy, using zero-coupon inflation-linked swaps to purchase protection against inflation along the yield curve.

During the period, the portfolio managers moved some of the Fund’s exposure to the intermediate part of the yield curve from the front end to better align the Fund for a potential increase in longer-term inflation expectations given the continuation of accommodative monetary policy.

PORTFOLIO COMPOSITION****
Municipal Bonds	94.4%
Short-Term Investment	5.6

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The return of the Fund’s Composite Benchmark is determined by adding the return of the Barclays U.S. 1-15 Year Blend (1-17) Municipal Bond Index and the Barclays Inflation Swap 5 Year Zero Coupon Index.
***	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
****	Percentages indicated are based on total investments as of April 30, 2014. The Fund’s portfolio composition is subject to change.

6	J.P. MORGAN SMA FUNDS	APRIL 30, 2014

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2014

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	3 YEAR	5 YEAR	SINCE INCEPTION
TAX AWARE REAL RETURN SMA FUND	5/31/07
Before Taxes		1.65%	(0.94)%	2.18%	3.95%	4.00%
After Taxes on Distributions		1.65	(0.94)	2.18	3.95	3.99
After Taxes on Distributions and Sale of Fund Shares		1.57	0.67	2.28	3.72	3.82

*	Not annualized.

LIFE OF FUND PERFORMANCE (5/31/07 TO 4/30/14)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on May 31, 2007.

The graph illustrates comparative performance for $10,000 invested in the JPMorgan Tax Aware Real Return SMA Fund, the Barclays U.S. 1-15 Year Blend (1-17) Municipal Bond Index, the Tax Aware Real Return Composite Benchmark and the Lipper Intermediate Municipal Debt Funds Index from May 31, 2007 to April 30, 2014. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Barclays U.S. 1-15 Year Blend (1-17) Municipal Bond Index and the Tax Aware Real Return Composite Benchmark does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmarks, if applicable. The performance of the Lipper Intermediate Municipal Debt Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Barclays U.S. 1-15 Year Blend (1-17) Municipal Bond Index represents the performance of municipal bonds with maturities from 1 to 17 years. The Tax Aware Real Return Composite Benchmark is determined by adding the Barclays U.S. 1-15 Year Blend (1-17) Municipal Bond Index and the Barclays Inflation Swap 5 Year Zero Coupon Index. The Lipper Intermediate Municipal Debt Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

For some investors, income from municipal bonds may be subject to the Alternative Minimum Tax. Capital gains, if any, are federally taxable. Income may be subject to state and local taxes.

The Tax Aware strategy seeks to minimize shareholder’s tax liability in connection with the Fund’s distribution of realized capital gains. There can be no guarantee the strategy will minimize or eliminate tax liability.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares, with the exception of returns noted above as after taxes.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

APRIL 30, 2014	J.P. MORGAN SMA FUNDS	7

JPMorgan International Value SMA Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2014 (Unaudited)

(Amounts in thousands, except number of Futures contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 96.4%
	Australia — 1.7%
1,292	Goodman Group (m)	6,003

	Belgium — 4.2%
90	Solvay S.A. (m)	14,514

	Canada — 1.3%
224	First Quantum Minerals Ltd. (m)	4,469

	Denmark — 3.0%
367	Danske Bank A/S (m)	10,391

	Finland — 3.0%
587	UPM-Kymmene OYJ (m)	10,276

	France — 22.3%
114	Airbus Group N.V. (m)	7,811
158	Bouygues S.A. (m)	7,106
367	Cie de St-Gobain (m)	22,499
171	Lafarge S.A. (m)	15,660
61	Renault S.A. (m)	6,007
119	Sodexo (m)	12,878
272	Suez Environnement Co. (m)	5,346

		77,307

	Germany — 7.8%
238	Daimler AG (m)	22,143
120	Metro AG (m)	4,815

		26,958

	Hong Kong — 4.2%
3,320	China Overseas Land & Investment Ltd. (m)	8,173
924	Wharf Holdings Ltd. (m)	6,486

		14,659

	Italy — 3.0%
438	Assicurazioni Generali S.p.A. (m)	10,247

	Japan — 25.6%
332	Bridgestone Corp. (m)	11,884
558	Daiwa House Industry Co., Ltd. (m)	9,428

SHARES	SECURITY DESCRIPTION	VALUE($)

	Japan — Continued
96	East Japan Railway Co. (m)	7,034
158	Japan Airlines Co., Ltd. (m)	8,169
520	Japan Tobacco, Inc. (m)	17,102
2,225	Kawasaki Heavy Industries Ltd. (m)	8,258
764	Ricoh Co., Ltd. (m)	8,805
543	Sumitomo Electric Industries Ltd. (m)	7,521
521	Yamato Holdings Co., Ltd. (m)	10,727

		88,928

	South Korea — 3.1%
8	Samsung Electronics Co., Ltd. (m)	10,792

	Spain — 2.2%
1,268	CaixaBank S.A. (m)	7,726

	Sweden — 3.3%
410	Electrolux AB, Series B (m)	11,393

	Switzerland — 5.3%
83	Swiss Re AG (a) (m)	7,266
526	UBS AG (a) (m)	10,993

		18,259

	United Kingdom — 6.4%
1,348	Kingfisher plc (m)	9,535
235	SABMiller plc (m)	12,790

		22,325

	Total Common Stocks (Cost $278,799)	334,247

	Total Investments — 96.4% (Cost $278,799)	334,247
	Other Assets in Excess of Liabilities — 3.6%	12,596

	NET ASSETS — 100.0%	$346,843

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

8	J.P. MORGAN SMA FUNDS	APRIL 30, 2014

Summary of Investments by Industry, April 30, 2014

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Automobiles	8.4%
Real Estate Management & Development	7.2
Building Products	6.7
Banks	5.4
Insurance	5.3
Tobacco	5.1
Construction Materials	4.7
Chemicals	4.3
Hotels, Restaurants & Leisure	3.9
Beverages	3.8
Auto Components	3.6
Household Durables	3.4
Capital Markets	3.3
Semiconductors & Semiconductor Equipment	3.2

INDUSTRY	PERCENTAGE
Air Freight & Logistics	3.2%
Paper & Forest Products	3.1
Specialty Retail	2.9
Technology Hardware, Storage & Peripherals	2.6
Machinery	2.5
Airlines	2.4
Aerospace & Defense	2.3
Electrical Equipment	2.3
Construction & Engineering	2.1
Road & Rail	2.1
Real Estate Investment Trusts (REITs)	1.8
Multi-Utilities	1.6
Food & Staples Retailing	1.5
Metals & Mining	1.3

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 04/30/14	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
13	TOPIX Index	06/12/14	$1,469	$9
6	SPI 200 Index	06/19/14	762	10
68	Euro STOXX 50 Index	06/20/14	2,967	102
18	FTSE 100 Index	06/20/14	2,050	79

				$200

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2014	J.P. MORGAN SMA FUNDS	9

JPMorgan Tax Aware Real Return SMA Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2014 (Unaudited)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — 97.4% (t)
	Arizona — 0.4%
	General Obligation — 0.4%
85	Maricopa County, School District No. 38, Madison Elementary School Improvement, Project of 2004, Series B, GO, NATL-RE, 5.000%, 07/01/16	93

	California — 1.8%
	Education — 0.3%
60	California Educational Facilities Authority, Pomona College, Series A, Rev., 5.000%, 01/01/18	69

	General Obligation — 0.9%
200	State Center Community College District, GO, 5.000%, 08/01/25	231

	Other Revenue — 0.5%
75	Golden West Schools Financing Authority, Series A, Rev., NATL-RE, 5.800%, 02/01/20	87
25	Golden West Schools Financing Authority, Beverly Hills Unified School District, Rev., NATL-RE, FGIC, 5.250%, 08/01/23	31

		118

	Prerefunded — 0.1%
30	El Monte Union High School District, Election of 2002, Series B, GO, NATL-RE, 5.000%, 03/01/29 (p)	31

	Total California	449

	Colorado — 3.8%
	General Obligation — 1.5%
305	Jefferson County School District No. R-1, GO, 5.000%, 12/15/22	368

	Other Revenue — 2.3%
500	Colorado Water Resources & Power Development Authority, Wastewater Revolving Fund, Series A, Rev., 5.250%, 09/01/16	556

	Total Colorado	924

	Connecticut — 4.1%
	General Obligation — 2.3%
150	City of New Britain, GO, AGM, 5.000%, 04/15/17	169
50	State of Connecticut, Series E, GO, 5.000%, 12/15/16	56
100	Town of New Canaan, Series B, GO, 5.000%, 04/01/20	116
200	Town of Trumbull, GO, 5.000%, 09/15/16	221

		562

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Other Revenue — 1.8%
	City of Stamford, Water Pollution Control System & Facility,
100	Series A, Rev., 6.000%, 08/15/20 (w)	123
150	Series A, Rev., 6.000%, 08/15/21 (w)	187
100	Series A, Rev., 6.000%, 08/15/22	126

		436

	Total Connecticut	998

	District of Columbia — 0.7%
	General Obligation — 0.1%
20	District of Columbia, Series C, GO, AGM, 5.000%, 06/01/15	21

	Other Revenue — 0.6%
135	Washington Metropolitan Area Transit Authority, Series A, Rev., 5.000%, 07/01/18	155

	Total District of Columbia	176

	Florida — 3.7%
	General Obligation — 2.4%
500	Florida State Board of Education, Public Education Capital Outlay, Series D, GO, 5.000%, 06/01/25	588

	Other Revenue — 1.2%
185	Florida State Department of Transportation, Turnpike Authority, Series A, Rev., 4.000%, 07/01/18	207
80	Polk County, Public Facilities, Rev., NATL-RE, 5.000%, 12/01/18	86

		293

	Water & Sewer — 0.1%
25	Seminole County, Water & Sewer, Rev., 5.000%, 10/01/18	27

	Total Florida	908

	Georgia — 4.3%
	Other Revenue — 4.0%
625	Columbia County Water & Sewerage, Rev., 4.000%, 06/01/17	686
250	DeKalb County, Water & Sewerage, Series B, Rev., 5.250%, 10/01/26	308

		994

	Water & Sewer — 0.3%
60	Jackson County, Water & Sewer Authority, Series A, Rev., XLCA, 5.250%, 09/01/21	67

	Total Georgia	1,061

SEE NOTES TO FINANCIAL STATEMENTS.

10	J.P. MORGAN SMA FUNDS	APRIL 30, 2014

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Hawaii — 1.4%
	General Obligation — 1.4%
300	State of Hawaii, Unrefunded Balance, Series DR, GO, 5.000%, 06/01/18	347

	Idaho — 0.2%
	Water & Sewer — 0.2%
50	Idaho Bond Bank Authority, Series B, Rev., NATL-RE, 5.000%, 09/15/15	53

	Illinois — 1.8%
	General Obligation — 0.3%
60	City of Chicago, Series A, GO, AGM, 5.500%, 01/01/19	69

	Other Revenue — 0.8%
165	Forest Preserve District of Cook County, Limited Tax Project and Refunding, Series B, GO, 5.000%, 12/15/24	187

	Prerefunded — 0.7%
150	Metropolitan Pier & Exposition Authority, McCormick Place Expansion, Series A-2002, Rev., FGIC, 5.500%, 06/15/18 (p)	177

	Total Illinois	433

	Indiana — 1.2%
	Education — 0.5%
100	Purdue University, Student Fee, Series U, Rev., 5.250%, 07/01/21	122

	Other Revenue — 0.7%
150	Indiana State Transportation Finance Authority, Highway, Series B, Rev., NATL-RE, FGIC, 5.500%, 12/01/16	169

	Total Indiana	291

	Kansas — 2.2%
	General Obligation — 2.2%
500	City of Wichita, Series B, GO, 4.000%, 09/01/17	554

	Louisiana — 0.9%
	Industrial Development Revenue/Pollution Control Revenue — 0.9%
200	Terrebonne Parish, Public Improvement, Series ST, Rev., 5.875%, 03/01/26	225

	Maryland — 5.9%
	General Obligation — 5.4%
545	County of Baltimore, GO, 5.000%, 02/01/20	650
100	Montgomery County, Consolidated Public Improvement, Series A, GO, 5.000%, 05/01/17 (p)	113

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	General Obligation — Continued
500	State of Maryland, State & Local Facilities Loan of 2009, Third Series C, GO, 5.000%, 11/01/17	574

		1,337

	Transportation — 0.5%
100	Maryland State Department of Transportation, Consolidated Transportation, Second Issue, Rev., 4.000%, 09/01/16	108

	Total Maryland	1,445

	Massachusetts — 4.5%
	Certificate of Participation/Lease — 3.0%
	Massachusetts Bay Transportation Authority,
350	Series A, Rev., 5.250%, 07/01/27	434
250	Series B, Rev., 5.250%, 07/01/23	310

		744

	General Obligation — 1.5%
300	Commonwealth of Massachusetts, Series B, GO, 5.250%, 08/01/21	367

	Total Massachusetts	1,111

	Michigan — 0.3%
	Education — 0.3%
75	Western Michigan University, Rev., NATL-RE, FGIC, 5.000%, 11/15/15	79

	Mississippi — 0.4%
	Prerefunded — 0.4%
100	Mississippi Housing Finance Corp., Single Family Mortgage, Senior Terminal Appreciation, Rev., Zero Coupon, 06/01/15 (p)	100

	Missouri — 3.0%
	General Obligation — 2.5%
175	Clay County, North Kansas City School District No. 74, Direct Deposit of State Aid Program, GO, 5.000%, 03/01/20	199
350	Kansas City, Improvement, Series A, GO, 5.000%, 02/01/23	410

		609

	Transportation — 0.4%
100	Missouri State Highways & Transit Commission, First Lien, Series B, Rev., 5.000%, 05/01/22	109

	Water & Sewer — 0.1%
30	Missouri State Environmental Improvement & Energy Resources Authority, Water Pollution Control, State Revolving Fund Program, Series B, Rev., 5.500%, 07/01/14	30

	Total Missouri	748

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2014	J.P. MORGAN SMA FUNDS	11

JPMorgan Tax Aware Real Return SMA Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2014 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	New Jersey — 0.7%
	Transportation — 0.7%
	New Jersey Transportation Trust Fund Authority, Transportation System,
80	Series A, Rev., 5.250%, 12/15/20	95
60	Series A, Rev., 5.500%, 12/15/21	72

	Total New Jersey	167

	New Mexico — 7.8%
	General Obligation — 1.7%
340	New Mexico Finance Authority, Senior Lien Public Project, Series C, Rev., 5.000%, 06/01/22	408

	Other Revenue — 6.1%
300	Bernalillo County, Gross Receipts, Rev., AMBAC, 5.250%, 10/01/26	362
250	New Mexico Finance Authority, State Transportation, Senior Lien, Rev., 5.000%, 06/15/24	286
	New Mexico Finance Authority, State Transportation, Sub Lien,
200	Series A-2, Rev., 5.000%, 12/15/20	239
500	Series A-2, Rev., 5.000%, 12/15/21	590
30	New Mexico Finance Authority, Subordinate Lien Public Project Revolving Fund, Series B, Class B, Rev., NATL-RE, 5.000%, 06/15/17	34

		1,511

	Total New Mexico	1,919

	New York — 13.1%
	General Obligation — 2.7%
50	Ardsley Union Free School District, Series B, GO, AGM, 4.000%, 06/15/15	52
100	Queensbury Union Free School District, GO, 4.000%, 12/15/18	112
350	Taconic Hills Central School District at Craryville, GO, 4.000%, 06/15/18	388
100	Town of Riverhead, Public Improvement, GO, 4.000%, 06/01/21	113

		665

	Industrial Development Revenue/Pollution Control Revenue — 1.3%
280	City of New York, Sub Series E-1, GO, 6.250%, 10/15/28	333

	Other Revenue — 8.0%
220	Counties of Monroe & Wayne, Webster Central School District, GO, 5.000%, 06/15/21 (w)	265
110	New York City Transitional Finance Authority, Building Aid, Fiscal Year 2009, Series S-5, Rev., 5.000%, 01/15/26	126

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Other Revenue — Continued
260	New York State Dormitory Authority, Personal Income Tax, Series C, Rev., 5.000%, 03/15/19	299
250	New York State Environmental Facilities Corp., State Clean Water & Drinking Water, New York City Municipal Water Projects, Series K, Class K, Rev., 5.500%, 06/15/17	288
	Triborough Bridge & Tunnel Authority, MTA Bridges & Tunnels,
750	Series A, Rev., 5.000%, 01/01/26	864
100	Series D, Rev., 5.000%, 11/15/18	117

		1,959

	Special Tax — 0.4%
100	Sales Tax Asset Receivable Corp., Series A, Rev., NATL-RE, 5.000%, 10/15/17	102

	Water & Sewer — 0.7%
150	New York City Municipal Water Finance Authority, Water & Sewer System Second General Resolution, Fiscal Year 2009, Series AA, Rev., 5.000%, 06/15/17	170

	Total New York	3,229

	Ohio — 2.8%
	General Obligation — 1.0%
100	Cincinnati City School District, Classroom Facilities Construction & Improvement, GO, NATL-RE, FGIC, 5.250%, 12/01/19	119
100	Franklin County, Various Purpose, GO, 5.000%, 12/01/19	116

		235

	Other Revenue — 1.8%
250	City of Columbus, Series 1, GO, 5.000%, 07/01/27	295
125	Ohio State Water Development Authority, Water Pollution Control Loan Fund, Water Quality, Rev., 5.250%, 12/01/18	148

		443

	Total Ohio	678

	Oregon — 1.9%
	General Obligation — 1.1%
215	Clackamas County School District No. 7J, Lake Oswego, GO, AGM, 5.250%, 06/01/25	270

	Other Revenue — 0.8%
175	Oregon State Department of Administrative Services, Lottery, Series A, Rev., 5.000%, 04/01/21	203

	Total Oregon	473

SEE NOTES TO FINANCIAL STATEMENTS.

12	J.P. MORGAN SMA FUNDS	APRIL 30, 2014

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Pennsylvania — 4.2%
	Education — 3.3%
	Central Bucks School District,
485	Series A, GO, 5.000%, 05/15/21 (p)	584
15	Series A, GO, 5.000%, 05/15/23	18
190	Delaware County Authority, Villanova University, Rev., AMBAC, 5.000%, 08/01/23	207

		809

	General Obligation — 0.9%
200	State of Pennsylvania, Second Series, GO, 5.000%, 01/01/16 (p)	216

	Total Pennsylvania	1,025

	Rhode Island — 2.4%
	Other Revenue — 2.4%
505	Rhode Island Clean Water Finance Agency, Water Pollution Control Revolving Fund, Series A, Rev., 5.000%, 10/01/18	588

	South Carolina — 1.4%
	General Obligation — 1.4%
300	State of South Carolina, Series C, Class C, GO, 5.000%, 03/01/22	357

	Tennessee — 1.4%
	General Obligation — 0.2%
50	Metropolitan Government of Nashville & Davidson County, GO, 5.000%, 01/01/18 (p)	57

	Other Revenue — 1.2%
250	City of Memphis, Electric System, Rev., 5.000%, 12/01/17	287

	Total Tennessee	344

	Texas — 10.2%
	Education — 2.4%
500	University of Texas, Financing System, Series C, Rev., 5.000%, 08/15/18	582

	General Obligation — 3.8%
75	City of El Paso, Series A, GO, NATL-RE, 4.750%, 08/15/23	84
240	City of Irving, Improvement, GO, 5.000%, 09/15/21	283
500	Hays County, Pass-Through Toll, GO, 5.000%, 02/15/23	568

		935

	Other Revenue — 1.0%
210	Harris County, Series C, Rev., 5.000%, 08/15/22	242

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Prerefunded — 0.5%
100	Harris County, Permanent Improvement, Series C, GO, 5.750%, 10/01/28 (p)	120

	Utility — 0.2%
50	City of Garland, Electric Utility System, Rev., NATL-RE, 5.625%, 03/01/15	52

	Water & Sewer — 2.3%
	City of Houston, Combined Utility System, First Lien,
50	Series A, Rev., AGM, 5.000%, 11/15/15	54
355	Series D, Rev., 5.000%, 11/15/24	415
70	City of Mesquite, Waterworks & Sewer System, Rev., AGM, 5.000%, 03/01/20	78
25	City of San Antonio, Water System, Rev., NATL-RE, FGIC, 5.500%, 05/15/15	26

		573

	Total Texas	2,504

	Vermont — 0.1%
	Utility — 0.1%
35	Vermont Public Power Supply Authority, McNeil Project, Series E, Rev., NATL-RE, 5.250%, 07/01/14	35

	Virginia — 5.6%
	General Obligation — 4.5%
900	City of Newport News, Water Improvement, Series B, GO, 5.250%, 07/01/22	1,107

	Other Revenue — 1.1%
175	Henrico County, Public Improvement, GO, 5.000%, 07/15/20	210
50	Virginia College Building Authority, 21st Century College & Equipment, Educational Facilities, Series E-2, Class E, Rev., 5.000%, 02/01/23	61

		271

	Total Virginia	1,378

	Washington — 2.4%
	General Obligation — 1.5%
25	Snohomish County, School District No. 2, Everett, GO, NATL-RE, FGIC, 5.000%, 12/01/16	28
280	State of Washington, Various Purpose, Series 2010A, GO, 5.000%, 08/01/19	329

		357

	Special Tax — 0.7%
150	Central Puget Sound Regional Transportation Authority, Sales Tax & Motor Vehicle Excise Tax, Series P-1, Rev., 5.000%, 02/01/25	176

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2014	J.P. MORGAN SMA FUNDS	13

JPMorgan Tax Aware Real Return SMA Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2014 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Transportation — 0.1%
25	Port of Seattle, Intermediate Lien, Series A, Rev., NATL-RE, 5.000%, 03/01/15	26

	Utility — 0.1%
20	Energy Northwest Project 1, Electric, Series D, Rev., 5.000%, 07/01/16	22

	Total Washington	581

	Wisconsin — 2.8%
	Other Revenue — 2.8%
	State of Wisconsin, Transportation,
290	Series A, Rev., 5.000%, 07/01/20	347
300	Series A, Rev., 5.000%, 07/01/26	342

	Total Wisconsin	689

	Total Municipal Bonds (Cost $22,532)	23,962

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 5.8%
	Investment Company — 5.8%
1,417	JPMorgan Tax Free Money Market Fund, Institutional Class Shares, 0.010% † (b) (l) (m) (Cost $1,417)	1,417

	Total Investments — 103.2% (Cost $23,949)	25,379
	Liabilities in Excess of Other Assets — (3.2)%	(780)

	NET ASSETS — 100.0%	$24,599

Percentages indicated are based on net assets.

Inflation-Linked Swaps (Amounts in thousands)
	RATE TYPE (r)
SWAP COUNTERPARTY	PAYMENTS MADE BY THE FUND	PAYMENTS RECEIVED BY THE FUND	TERMINATION DATE	NOTIONAL AMOUNT	VALUE
Barclays Bank plc	2.610% at termination	CPI-U at termination	03/19/15	$1,500	$(103)
Barclays Bank plc	2.675% at termination	CPI-U at termination	10/12/15	500	(36)
BNP Paribas	2.530% at termination	CPI-U at termination	02/22/18	3,000	(93)
BNP Paribas	2.165% at termination	CPI-U at termination	11/04/18	2,000	(10)
BNP Paribas	2.720% at termination	CPI-U at termination	04/01/21	8,000	(434)
BNP Paribas	2.510% at termination	CPI-U at termination	11/04/23	1,000	(11)
Credit Suisse International	1.900% at termination	CPI-U at termination	05/02/14	1,000	(7)
Deutsche Bank AG, New York	1.930% at termination	CPI-U at termination	01/03/17	3,000	(18)
Morgan Stanley Capital Services	2.525% at termination	CPI-U at termination	01/27/24	1,000	(7)
Royal Bank of Scotland	2.328% at termination	CPI-U at termination	01/31/21	1,000	(2)
Royal Bank of Scotland	2.620% at termination	CPI-U at termination	06/28/25	1,000	(34)

					$(755)

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN SMA FUNDS	APRIL 30, 2014

JPMorgan SMA Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2014 (Unaudited)

AGM	— Insured by Assured Guaranty Municipal Corp.
AMBAC	— Insured by American Municipal Bond Assurance Corp.
CPI-U	— Consumer Price Index for All Urban Consumers
FGIC	— Insured by Financial Guaranty Insurance Co.
GO	— General Obligation
MTA	— Metropolitan Transportation Authority
NATL	— Insured by National Public Finance Guarantee Corp.
RE	— Reinsured
Rev.	— Revenue
XLCA	— Insured by XL Capital Assurance

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(l)	— The rate shown is the current yield as of April 30, 2014.

(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, unfunded commitments and/or forward foreign currency exchange contracts.

(p)	— Security is prerefunded or escrowed to maturity.
(r)	— Rates shown are per annum and payments are as described.
(t)	— The date shown represents the earliest of the prerefunded date, next put date or final maturity date.
(w)	— When-issued security.
†	— Approximately $530,000 of this investment is restricted as collateral for swaps to various brokers.

For the JPMorgan International Value SMA Fund, the value and percentage based on total investments, of the investments that apply the fair valuation policy for the international investments as described in Note 2.A. of the notes to the financial statements, are approximately $329,778,000 and 98.7%, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2014	J.P. MORGAN SMA FUNDS	15

STATEMENTS OF ASSETS AND LIABILITIES

AS OF APRIL 30, 2014 (Unaudited)

(Amounts in thousands, expect per share amounts)

	International Value SMA Fund		Tax Aware Real Return SMA Fund
ASSETS:
Investments in non-affiliates, at value	$334,247		$23,962
Investments in affiliates, at value	—		887
Investments in affiliates-restricted, at value	—		530

Total investment securities, at value	334,247		25,379
Cash	9,229		—
Foreign currency, at value	801		—
Deposits at broker for futures contracts	487		—
Receivables:
Investment securities sold	3,432		—
Fund shares sold	480		53
Interest and dividends from non-affiliates	770		296
Tax reclaims	293		—
Variation margin on futures contracts	46		—
Due from Adviser	24		16

Total Assets	349,809		25,744

LIABILITIES:
Payables:
Distributions	—		60
Investment securities purchased	2,824		264
Fund shares redeemed	52		—
Outstanding swap contracts, at value	—		755
Accrued liabilities:
Custodian and accounting fees	47		16
Collateral management fees	—		4
Trustees’ and Chief Compliance Officer’s fees	—	(a)	—	(a)
Other	43		46

Total Liabilities	2,966		1,145

Net Assets	$346,843		$24,599

NET ASSETS:
Paid-in-Capital	$314,049		$23,999
Accumulated undistributed (distributions in excess of) net investment income	3,040		22
Accumulated net realized gains (losses)	(25,905)		(97)
Net unrealized appreciation (depreciation)	55,659		675

Total Net Assets	$346,843		$24,599

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):	24,856		2,320
Net asset value, offering and redemption price per share (b)	$13.95		$10.60

Cost of investments in non-affiliates	$278,799		$22,532
Cost of investments in affiliates	—		887
Cost of investments in affiliates-restricted	—		530
Cost of foreign currency	798		—

(a)	Amount rounds to less than $1,000.
(b)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN SMA FUNDS	APRIL 30, 2014

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED APRIL 30, 2014 (Unaudited)

(Amounts in thousands)

	International Value SMA Fund	Tax Aware Real Return SMA Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$—	$365
Dividend income from non-affiliates	4,062	—
Foreign taxes withheld	(524)	—

Total investment income	3,538	365

EXPENSES:
Administration fees	137	11
Custodian and accounting fees	57	27
Professional fees	39	39
Collateral management fees	—	5
Trustees’ and Chief Compliance Officer’s fees	1	— (a)
Printing and mailing costs	7	2
Registration and filing fees	19	15
Transfer agent fees	11	1
Other	3	2

Total expenses	274	102

Less amounts waived	(137)	(11)
Less expense reimbursements	(137)	(91)

Net expenses	—	—

Net investment income (loss)	3,538	365

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	7,892	43
Futures	(214)	—
Foreign currency transactions	(94)	—
Swaps	—	(78)

Net realized gain (loss)	7,584	(35)

Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	(2,632)	132
Futures	195	—
Foreign currency translations	(2)	—
Swaps	—	(69)

Change in net unrealized appreciation/depreciation	(2,439)	63

Net realized/unrealized gains (losses)	5,145	28

Change in net assets resulting from operations	$8,683	$393

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2014	J.P. MORGAN SMA FUNDS	17

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	International Value SMA Fund		Tax Aware Real Return SMA Fund
	Six Months Ended 4/30/2014 (Unaudited)	Year Ended 10/31/2013	Six Months Ended 4/30/2014 (Unaudited)	Year Ended 10/31/2013
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$3,538	$6,756	$365	$870
Net realized gain (loss)	7,584	13,306	(35)	33
Change in net unrealized appreciation/depreciation	(2,439)	39,827	63	(1,702)

Change in net assets resulting from operations	8,683	59,889	393	(799)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(6,436)	(7,663)	(368)	(838)

CAPITAL TRANSACTIONS:
Proceeds from shares issued	61,166	126,904	1,088	5,105
Distributions reinvested	4,909	5,285	—	—
Cost of shares redeemed	(46,637)	(61,199)	(3,758)	(15,905)

Change in net assets resulting from capital transactions	19,438	70,990	(2,670)	(10,800)

NET ASSETS:
Change in net assets	21,685	123,216	(2,645)	(12,437)
Beginning of period	325,158	201,942	27,244	39,681

End of period	$346,843	$325,158	$24,599	$27,244

Accumulated undistributed (distributions in excess of) net investment income	$3,040	$5,938	$22	$25

SHARE TRANSACTIONS:
Issued	4,500	10,116	103	469
Reinvested	363	456	—	—
Redeemed	(3,448)	(4,984)	(357)	(1,467)

Change in Shares	1,415	5,588	(254)	(998)

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN SMA FUNDS	APRIL 30, 2014

THIS PAGE IS INTENTIONALLY LEFT BLANK

APRIL 30, 2014	J.P. MORGAN SMA FUNDS	19

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
International Value SMA Fund
Six Months Ended April 30, 2014 (Unaudited)	$13.87	$0.14	(g)	$0.21	$0.35	$(0.27)
Year Ended October 31, 2013	11.31	0.31		2.69	3.00	(0.44)
Year Ended October 31, 2012	11.47	0.43		(0.21)	0.22	(0.38)
Year Ended October 31, 2011	12.30	0.41	(g)	(1.00)	(0.59)	(0.24)
Year Ended October 31, 2010	10.80	0.22		1.45	1.67	(0.17)
Year Ended October 31, 2009	8.40	0.26	(g)	2.38	2.64	(0.24)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes interest expense, if applicable, which is less than 0.01% unless otherwise noted.
(e)	The Fund’s expenses have been contractually capped at 0.00%. See Note 3.E. in the Notes to Financial Statements. The Funds are an integral part of “separately managed accounts” programs sponsored by investment advisors and/or broker-dealers unaffiliated with the Funds and the Investment Advisor. Participants in these programs pay a fee to the sponsor of the program.
(f)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(g)	Calculated based upon average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN SMA FUNDS	APRIL 30, 2014

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)(c)	Net assets, end of period (000’s)	Net expenses (d)(e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(f)

$13.95	2.56%	$346,843	—%	2.15%	0.17%	32%
13.87	27.33	325,158	—	2.66	0.22	72
11.31	2.28	201,942	—	3.58	0.21	81
11.47	(4.95)	228,650	—	3.27	0.21	65
12.30	15.67	187,569	—	1.89	0.24	85
10.80	32.28	169,705	—	2.86	0.35	119

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2014	J.P. MORGAN SMA FUNDS	21

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Tax Aware Real Return SMA Fund
Six Months Ended April 30, 2014 (Unaudited)	$10.58	$0.15	$0.02	$0.17	$(0.15)	$—	$(0.15)
Year Ended October 31, 2013	11.11	0.29	(0.54)	(0.25)	(0.28)	—	(0.28)
Year Ended October 31, 2012	10.71	0.27	0.39	0.66	(0.26)	—	(0.26)
Year Ended October 31, 2011	10.50	0.28	0.21	0.49	(0.28)	—	(0.28)
Year Ended October 31, 2010	10.34	0.32	0.17	0.49	(0.32)	(0.01)	(0.33)
Year Ended October 31, 2009	9.49	0.38	0.85	1.23	(0.38)	—	(0.38)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	The Fund’s expenses have been contractually capped at 0.00%. See Note 3.E. in the Notes to Financial Statements. The Funds are an integral part of “separately managed accounts” programs sponsored by investment advisors and/or broker-dealers unaffiliated with the Funds and the Investment Advisor. Participants in these programs pay a fee to the sponsor of the program.
(f)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN SMA FUNDS	APRIL 30, 2014

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)(c)	Net assets, end of period (000’s)	Net expenses (d)(e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(f)

$10.60	1.65%	$24,599	—%	2.87%	0.80%	1%
10.58	(2.29)	27,244	—	2.58	0.60	16
11.11	6.24	39,681	—	2.45	0.51	4
10.71	4.72	35,736	—	2.65	0.62	17
10.50	4.77	15,915	—	3.08	1.46	4
10.34	13.15	10,302	—	3.76	1.50	32

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2014	J.P. MORGAN SMA FUNDS	23

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2014 (Unaudited)

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 2 separate funds of the Trust (collectively, the “Funds”) covered by this report:

Diversified/Non-Diversified
International Value SMA Fund	Diversified
Tax Aware Real Return SMA Fund	Diversified

The investment objective of International Value SMA Fund is to seek to provide high total return from a portfolio of foreign company equity securities.

The investment objective of Tax Aware Real Return SMA Fund is to seek to maximize after-tax inflation protected return.

Shares of the Funds may be purchased only by or on behalf of separately managed accounts where J.P. Morgan Investment Management Inc. serves as the investment adviser or sub-adviser to the account with the separately managed account sponsor or directly with the client. The Funds’ shares may not be purchased directly by individuals.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Funds are valued. Securities listed on the NASDAQ Stock Market LLC are generally valued at the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on prices received from independent or affiliated pricing services approved by the Board of Trustees or third party broker-dealers. The pricing services or broker-dealers use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services or broker-dealers may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services or broker-dealers also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, various forms of credit enhancements, such as bond insurance, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair values. Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at each investment company’s net asset value per share (“NAV”) as of the report date.

Certain investments of the Funds may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Funds to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material. Futures and options are generally valued on the basis of available market quotations. Swaps and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such pricing services or values received are deemed not representative of fair value, values will be obtained from a third party broker-dealer or counterparty.

Securities or other assets for which market quotations are not readily available or for which market quotations are deemed to not represent the fair value of the security or asset at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. The Board of Trustees has established an Audit and Valuation Committee to assist with the oversight of the valuation of the Funds’ securities. JPMorgan Funds Management, Inc. (the “Administrator” or “JPMFM”) has established a Valuation Committee (“VC”) that is comprised of senior representatives from JPMFM, J.P. Morgan Investment Management Inc. (the “Adviser” or “JPMIM”), and J.P. Morgan Asset Management’s Legal, Compliance and Risk Management groups and the Funds’ Chief Compliance Officer. The VC’s responsibilities include making determinations regarding Level 3 fair value measurements (“Fair Values”) and/or providing recommendations for approval to the Board of Trustees’ Audit and Valuation Committee, in accordance with the Funds’ valuation policies.

The VC or Board of Trustees, as applicable, primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The VC or Board of Trustees may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Funds apply fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in their portfolios by utilizing the

24	J.P. MORGAN SMA FUNDS	APRIL 30, 2014

quotations of an independent pricing service, unless the Adviser determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time a Fund calculates its net asset value.

It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. JPMFM and JPMIM are responsible for monitoring developments that may impact Fair Values and for discussing and assessing Fair Values on an ongoing, and at least a quarterly basis with the VC and Board of Trustees, as applicable. The appropriateness of Fair Values is assessed based on results of unchanged price review and consideration of macro or security specific events, back testing, and broker and vendor due diligence.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the fair value of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following tables represent each valuation input by country as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

International Value SMA Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$6,003	$—	$6,003
Belgium	—	14,514	—	14,514
Canada	4,469	—	—	4,469
Denmark	—	10,391	—	10,391
Finland	—	10,276	—	10,276
France	—	77,307	—	77,307
Germany	—	26,958	—	26,958
Hong Kong	—	14,659	—	14,659
Italy	—	10,247	—	10,247
Japan	—	88,928	—	88,928
South Korea	—	10,792	—	10,792
Spain	—	7,726	—	7,726
Sweden	—	11,393	—	11,393
Switzerland	—	18,259	—	18,259
United Kingdom	—	22,325	—	22,325

Total Common Stocks	4,469	329,778	—	334,247

Total Investments in Securities	$4,469	$329,778	$—	$334,247

Appreciation in Other Financial Instruments
Futures Contracts	$200	$—	$—	$200

Tax Aware Real Return SMA Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$1,417	$23,962	$—	$25,379

Depreciation in Other Financial Instruments
Inflation-Linked Swaps	$—	$(755)	$—	$(755)

(a)	All portfolio holdings designated as Level 1 and Level 2 are disclosed individually on the SOIs. Level 1 consists of a money market mutual fund that is held for daily investments of cash. Please refer to the SOI for state specifics of portfolio holdings.

APRIL 30, 2014	J.P. MORGAN SMA FUNDS	25

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2014 (Unaudited) (continued)

There were no transfers among any Levels during the six months ended April 30, 2014.

B. Restricted and Illiquid Securities — Certain securities held by International Value SMA Fund may be subject to legal or contractual restrictions on resale and/or are illiquid. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933. Illiquid securities are securities which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately their fair value and include, but are not limited to, repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net assets of the Fund. As of April 30, 2014, International Value SMA Fund had no investments in restricted or illiquid securities.

C. Futures Contracts — International Value SMA Fund uses index futures contracts to gain or reduce exposure to the stock market, maintain liquidity and minimize transaction costs. The Fund buys futures contracts to immediately invest incoming cash in the market or sells futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity. The use of futures contracts exposes the Fund to equity price risk.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as change in net unrealized appreciation/depreciation in the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated in the SOI and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The Fund may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The Fund’s futures contracts are not subject to master netting arrangements.

The table below discloses the volume of the Fund’s futures contracts activity during the six months ended April 30, 2014 (amount in thousands):

International Value SMA Fund
Futures Contracts
Average Notional Balance Long	$2,935
Ending Notional Balance Long	7,248

D. Swaps — Tax Aware Real Return SMA Fund engages in inflation-linked swaps to provide inflation protection within its portfolio. Swap transactions are negotiated contracts (“over the counter “OTC” swaps”) between a fund and a counterparty or centrally cleared (“centrally cleared swaps”) with a central clearinghouse through a Futures Commission Merchant (“FCM”), to exchange investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals.

Upfront payments made and/or received by the Fund are recognized as a realized gain or loss when the contract matures or is terminated. The value of an OTC swap agreement is recorded as either an asset or a liability on the Statements of Assets and Liabilities at the beginning of the measurement period. Upon entering into a centrally cleared swap, the Fund is required to deposit with the FCM cash or securities, which is referred to as initial margin deposit. Securities deposited as initial margin are designated on the SOI and cash deposited is recorded on the Statements of Assets and Liabilities. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a variation margin receivable or payable on the Statements of Assets and Liabilities. The change in the value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is reported as change in net unrealized appreciation/depreciation in the Statements of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or payment made upon termination of a swap agreement.

The Fund may be required to post or receive collateral based on the net value of the Fund’s outstanding OTC swap contracts with the counterparty in the form of cash or securities. Daily movement of collateral is subject to minimum threshold amounts. Collateral posted by the Fund is held in a segregated account at the Fund’s custodian bank. Cash collateral posted by the Fund is invested in an affiliated money market fund and is reported on the Statements of Assets and Liabilities as Investments in affiliates — restricted. Collateral received by the Fund is held in escrow in segregated accounts maintained by JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Fund, which provides collateral management services to the Fund (See Note 3.F.). These amounts are not reflected on the Fund’s Statements of Assets and Liabilities and are disclosed in the table below.

26	J.P. MORGAN SMA FUNDS	APRIL 30, 2014

The Fund’s swap contracts at net value and collateral posted or received by counterparty as of April 30, 2014 are as follows (amounts in thousands):

Fund		Counterparty	Value of swap contracts	Collateral amount
Tax Aware Real Return SMA Fund	Collateral Posted	BNP Paribas	$(548)	$530

The central clearing house acts as the counterparty to each centrally cleared swap transaction, therefore credit risk is limited to the failure of the clearinghouse.

The Fund’s swap contracts are subject to master netting agreements.

The use of swaps exposes the Fund to interest rate risk. The Fund also may be subject to various risks from the use of swaps including: (i) the risk that changes in the value of the swap may not correlate perfectly with the underlying rate; (ii) counterparty credit risk related to the failure, by the counterparty to the swap, to perform under the terms of the contract; (iii) liquidity risk related to the lack of a liquid market for these contracts allowing the Fund to close out its position(s); and, (iv) documentation risk relating to disagreement over contract terms.

Tax Aware Real Return SMA Fund is party to various derivative contracts governed by International Swaps and Derivatives Association master agreements (“ISDA agreements”). The Fund’s ISDA agreements, which are separately negotiated with each dealer counterparty, may contain provisions allowing, absent other considerations, a counterparty to exercise rights, to the extent not otherwise waived, against the Fund in the event the Fund’s net assets decline over time by a pre-determined percentage or fall below a pre-determined floor. The ISDA agreements also contain provisions allowing, absent other conditions, the Fund to exercise rights, to the extent not otherwise waived, against the counterparty (i.e. decline in a counterparty’s credit rating below a specified level). Such rights for both the counterparty and Fund often include the ability to terminate (i.e. close out) open contracts at prices which may favor the counterparty, which could have an adverse effect on the Fund. The ISDA agreements give the Fund and counterparty the right, upon an event of default, to close out all transactions traded under such agreements and to net amounts owed or due across all transactions and offset such net payable or receivable with collateral posted to segregated accounts by one party to the other.

Counterparty credit risk may be mitigated to the extent a counterparty posts collateral for mark to market gains to the Tax Aware Real Return SMA Fund.

The table below discloses the Fund’s swap activity during the six months ended April 30, 2014 (amounts in thousands):

Tax Aware Real Return SMA Fund
Interest Rate-Related Swaps (Inflation-Linked Swaps):
Average Notional Balance — Pays Fixed Rate	$24,000
Ending Notional Balance — Pays Fixed Rate	23,000

E. Summary of Derivatives Information

The following table presents the value of derivatives held as of April 30, 2014, by their primary underlying risk exposure and respective location on the Statements of Assets and Liabilities (amounts in thousands):

International Value SMA Fund

Derivative Contract	Statement of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	$200

(a)	This amount represents the cumulative appreciation (depreciation) of futures contracts as reported on the SOI. The Statements of Assets and Liabilities only reflect the current day variation margin receivable/payable to brokers.

The following table presents the value of derivatives held as of April 30, 2014, by their primary underlying risk exposure and respective location on the Statements of Assets and Liabilities (amounts in thousands):

Tax Aware Real Return SMA Fund

Derivative Contract	Statement of Assets and Liabilities Location
Gross Liabilities:		Swaps
Interest rate contracts	Payables	$(755)

APRIL 30, 2014	J.P. MORGAN SMA FUNDS	27

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2014 (Unaudited) (continued)

The following tables present the Fund’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and net of any related collateral received or posted by the Fund as of April 30, 2014 (amounts in thousands):

Counterparty	Gross Amount of Derivative Liabilities Presented in the Statements of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Posted (b)	Net Amount Due To Counterparty (not less than zero)
Barclays Bank plc	$139	$—	$—	$139
BNP Paribas	548	—	(530)	18
Credit Suisse International	7	—	—	7
Deutsche Bank AG, New York	18	—	—	18
Morgan Stanley Capital Services	7	—	—	7
Royal Bank of Scotland	36	—	—	36

	$755	$—	$(530)	$225

(a)	For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities subject to master netting arrangements in the Statements of Assets and Liabilities.
(b)	Collateral received or posted is limited to the net derivative asset or net derivative liability amounts. See Note 2.D for actual collateral received or posted.

The following tables present the effect of derivatives on the Statements of Operations for the six months ended April 30, 2014, by primary underlying risk exposure (amounts in thousands):

International Value SMA Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Statements of Operations
Derivative Contract	Futures Contracts
Equity contracts	$(214)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Statements of Operations
Derivative Contract	Futures Contracts
Equity contracts	$195

Tax Aware Real Return SMA Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Statements of Operations
Derivative Contract	Swaps
Interest rate contracts	$(78)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Statements of Operations
Derivative Contract	Swaps
Interest rate contracts	$(69)

The Funds’ derivative contracts held at April 30, 2014 are not accounted for as hedging instruments under GAAP.

F. Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

Although the net assets of the International Value SMA Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held. Accordingly, such foreign currency gains (losses) are included in the reported net unrealized appreciation/depreciation on investment transactions on the Statements of Operations. The Fund does isolate the effect of changes in foreign exchange rates from fluctuations when determining realized gain or loss for sales of fixed income securities.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes

28	J.P. MORGAN SMA FUNDS	APRIL 30, 2014

recorded on the Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the Statements of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end and are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the Statements of Operations.

G. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income, net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when a Fund first learns of the dividend.

H. Allocation of Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds.

I. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of April 30, 2014, no liability for income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Fund’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

J. Foreign Taxes — International Value SMA Fund may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

K. Distributions to Shareholders — Distributions from net investment income are generally declared and paid annually for International Value SMA Fund and monthly for Tax Aware Real Return SMA Fund. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, the Adviser, an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), does not charge an advisory fee to the Funds. It should be understood, however, that the Funds are an integral part of separately managed account programs. Participants in these programs pay a fee to the sponsor of the program. The Adviser is compensated directly or indirectly by the separately managed account sponsors.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator, an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended April 30, 2014, the effective annualized rate was 0.08% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.E.

JPMCB, a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Funds’ shares. The Distributor receives no compensation in its capacity as the Funds’ underwriter.

D. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For these services, the Funds pay JPMCB transaction and asset based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statements of Operations. International Value SMA Fund earns interest on uninvested cash balances held by the custodian. Such interest amounts are presented separately in the Statements of Operations. For Tax Aware Real Return SMA Fund, payments to the custodian may be reduced by credits earned, if any, by the Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately in the Statements of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statements of Operations.

APRIL 30, 2014	J.P. MORGAN SMA FUNDS	29

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2014 (Unaudited) (continued)

E. Waivers and Reimbursements — No expenses or fees (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees Deferred Compensation Plan) are borne by the Funds pursuant to contractual arrangements with the Adviser through February 28, 2015.

For the six months ended April 30, 2014, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.

	Contractual Waivers	Contractual Reimbursements
	Administration
International Value SMA Fund	$137	$137
Tax Aware Real Return SMA Fund	11	91

F. Collateral Management Fees — JPMCB provides derivatives collateral management services for Tax Aware Real Return SMA Fund. The amounts paid directly to JPMCB by the Fund for these services are included in Collateral Management fees on the Statements of Operations.

G. Other — The Funds may invest in affiliated J.P. Morgan money market funds. The Funds’ Adviser and its affiliates provide services to and receive fees from the J.P. Morgan money market funds; therefore, the Adviser and its affiliates may indirectly receive fees, including advisory fees, from the Funds.

Certain officers of the Trust are affiliated with the Adviser, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with Federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended April 30, 2014, the Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Adviser.

The Funds may use related party broker-dealers. For the six months ended April 30, 2014, the Funds did not incur any brokerage commissions with broker-dealers affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the six months ended April 30, 2014, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
International Value SMA Fund	$112,805	$103,271
Tax Aware Real Return SMA Fund	264	3,302

During the six months ended April 30, 2014, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at April 30, 2014 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
International Value SMA Fund	$278,799	$60,069	$4,621	$55,448
Tax Aware Real Return SMA Fund	23,949	1,433	3	1,430

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Funds after October 31, 2011 are carried forward indefinitely, and retain their character as short-term and/or long-term losses. Prior to the Act, net capital losses incurred by the Funds were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

30	J.P. MORGAN SMA FUNDS	APRIL 30, 2014

At October 31, 2013, International Value SMA Fund had post-enactment net capital loss carryforwards as follows (amounts in thousands):

	Short Term	Long Term
International Value SMA Fund	$8,402	$5,886

At October 31, 2013, the Funds had pre-enactment net capital loss carryforwards, expiring during the year indicated, which are available to offset future realized gains (amounts in thousands):

	2017	2018	2019	Total
International Value SMA Fund	$16,199	$—	$—	$16,199
Tax Aware Real Return SMA Fund	—	35	4	39

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Funds because the Funds and the series of JPMorgan Trust II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 10, 2014.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at April 30, 2014, or at any time during the six months then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statements of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

International Value SMA Fund may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions, which may vary throughout the year. Such concentrations may subject the Fund to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws, or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

As of April 30, 2014, substantially all of the International Value SMA Fund’s net assets consisted of securities that are denominated in foreign currencies. Changes in currency exchange rates will affect the value of, and investment income from, such securities.

As of April 30, 2014, the Fund listed below had the following country allocations representing greater than 10% of total investments.

	France	Japan
International Value SMA Fund	23.1%	26.6%

International Value SMA Fund has several shareholders, which are accounts maintained by separately managed account sponsors on behalf of their clients, that own significant portions of the Fund’s outstanding shares. Tax Aware Real Return SMA Fund has a shareholder, which is an account maintained by a separately managed account sponsor on behalf of its clients, that owns all of the Fund’s outstanding shares. Significant shareholder transactions by these shareholders, if any, may impact the Funds’ performance.

Tax Aware Real Return SMA Fund invests primarily in a portfolio of municipal debt obligations issued by states, territories and possessions of the United States and by the District of Columbia, and by their political subdivisions and duly constituted authorities. An issuer’s ability to meet its payment obligations may be affected by economic or political developments in a specific state or region. These debt obligations may be insured by private insurers who guarantee the payment of principal and interest in the event of issuer default. The value of these investments may be impacted by changes to bond insurers’ ratings and the Fund’s ability to collect principal and interest, in the event of an issuer’s default, may be limited if the private insurer does not have the wherewithal to satisfy its obligation.

APRIL 30, 2014	J.P. MORGAN SMA FUNDS	31

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including administration fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Fund at the beginning of the reporting period, November 1, 2013, and continued to hold your shares at the end of the reporting period, April 30, 2014.

Actual Expenses

For each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Fund under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Fund in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value November 1, 2013	Ending Account Value April 30, 2014	Expenses Paid During the Period†*	Annualized Expense Ratio†
International Value SMA Fund
Actual	$1,000.00	$1,025.30	$0.00	0.00%
Hypothetical	1,000.00	1,024.79	0.00	0.00

Tax Aware Real Return SMA Fund
Actual	1,000.00	1,016.50	0.00	0.00
Hypothetical	1,000.00	1,024.79	0.00	0.00

†	Reflects the fact that no fees or expenses are borne by the Funds. The Funds are an integral part of “separately managed accounts” programs sponsored by investment advisers and/or broker-dealers unaffiliated with the Funds and the Adviser. Participants in these programs pay a fee to the sponsor of the program.

*	Expenses are equal to each Fund’s respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

32	J.P. MORGAN SMA FUNDS	APRIL 30, 2014

TAX LETTER

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended October 31, 2013. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2013. The information necessary to complete your income tax returns for the calendar year ending December 31, 2013 was provided under separate cover.

Foreign Source Income and Foreign Tax Credit Pass Through

For the fiscal year ended October 31, 2013, the Funds elected to pass through to shareholders the income tax credit for taxes paid to foreign countries. Gross income and foreign tax expenses were as follows or amounts as finally determined (amounts in thousands):

	Gross Income	Foreign Tax Pass Through
International Value SMA Fund	$7,424	$665

The pass-through of the foreign tax credit will only affect those persons who were shareholders on the dividend record date in December, 2013. These shareholders received more detailed information along with their 2013 Form 1099-DIV.

APRIL 30, 2014	J.P. MORGAN SMA FUNDS	33

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2014. All rights reserved. April 2014.	SAN-SMA-414

Semi-Annual Report

J.P. Morgan Specialty Funds

April 30, 2014 (Unaudited)

JPMorgan Global Natural Resources Fund

JPMorgan International Realty Fund

JPMorgan Strategic Preservation Fund

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

MAY 29, 2014 (Unaudited)

Dear Shareholder:

Broad improvement in the global economy — particularly in developed markets — drove global equity prices to successive record highs during the six months ended April 30, 2014. While bond markets experienced periodic volatility, the concerted efforts of central banks to hold down interest rates and thus tamp down inflationary pressures ultimately helped bond prices to recover somewhat toward the end of the period. Globally, investors appeared to shrug off events that had rattled financial markets: the U.S. Federal Reserve’s (the “Fed”) decision to taper its asset purchasing; severe winter weather across large parts of the U.S.; the continuing political/military crisis in Ukraine; and broad concerns about the health of China’s economy.

“Central bank policies in the U.S. and Europe are beginning to diverge, with the Fed moving toward a more normalized economy and the European Central Bank committed to intervention and guarding against the threat of price deflation.”

In December, the Fed followed through on its stated policy direction and reduced its monthly purchases of U.S. Treasury bonds and mortgage-backed securities by $10 billion to $75 billion and further cut purchases to $55 billion by the end of April. The initial move in December set off a rally in U.S. equities that drove share prices to record highs by the end of calendar year 2013.

While U.S. economic indicators showed incremental improvement through the first half of the reporting period, a string of winter storms curbed economic activity and held down productivity to a larger extent than was generally known at the time. Subsequent data showed the U.S. economy shrank by 1% in the first three months of 2014, even as consumer spending on services had the largest increase in 14 years. Winter storms crimped profits at airlines, parcel delivery firms and homebuilders. Bond prices rebounded somewhat in 2014, as slower-than-expected domestic growth and instability in emerging markets lifted demand for fixed income securities. For the six months ended April 30, 2014, the Standard & Poor’s 500 Index returned 8.36%, while the Barclays U.S. Aggregate Index returned 1.74%.

In Europe, the crisis in Ukraine threatened to disrupt the economic stability that had returned during the second half of 2013. Though a direct military confrontation between Ukraine and Russia had largely been avoided, the imposition of economic sanctions against leading members of Russian President Vladimir Putin’s inner circle raised questions about Europe’s dependence on natural gas exports from Russia. At the end of the reporting period, European energy supplies remained intact. Moreover, the European Union’s continued economic recovery — marked by Ireland’s exit from the bloc’s bailout program — and healthy corporate profits, combined with mergers and acquisitions activity, helped to lift equity markets. Bond prices across Europe also gained as instability in emerging markets drove investors to seek yield elsewhere.

In Japan, equity markets reached record highs and outperformed other developed markets at the end of calendar year 2013. However, investor enthusiasm for the policies of Prime Minister Shinzo Abe began to recede in 2014 as the Japanese economy showed signs of sputtering. An April 1, 2014 increase in the national consumption tax further weakened investor sentiment amid concerns the tax hike would curb domestic demand. Exporters, particularly automakers, came under pressure on expectations that a strengthening yen may erase the comparative advantage they had enjoyed over the past year. The Morgan Stanley Capital International Europe, Australasia, Far East Index (net of foreign withholding taxes) returned 4.44% for the six-month period.

China and Emerging Markets

Emerging market volatility continued throughout the six-month period. The Fed’s decision in December to taper off asset purchases sparked a sell-off across emerging markets that drove volatility in emerging market currencies. Disappointing economic data from China, combined with the first default in the Chinese bond market, again raised concerns about the potential for a sharp slowdown in growth. Demand from China is a major driver of emerging market exports and a slower growth in the Chinese economy would have an outsized impact on emerging market economies. Elsewhere, a currency crisis in Argentina and political uncertainty surrounding election cycles in select emerging markets also weighed on financial markets. The Morgan Stanley Capital International Emerging Markets Index (net of foreign withholdings taxes) returned -2.98% for the six-month period. Despite the headwinds facing emerging markets, the Barclays Emerging Markets USD Aggregate Index returned 3.00%, which illustrates the extent to which investors were willing to take on risk in their search for extra yield.

Central bank policies in the U.S. and Europe are beginning to diverge, with the Fed moving toward a more normalized economy and the European Central Bank committed to intervention and guarding against the threat of price deflation. The trajectory of Japan’s economy is uncertain and emerging markets remain vulnerable to shocks from developments in China, changes in investor sentiment and domestic political turmoil. This backdrop reinforces the wisdom of maintaining a long-term view of your investment portfolio and the benefits derived from diversified holdings.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management J.P. Morgan Asset Management

APRIL 30, 2014	J.P. MORGAN SPECIALTY FUNDS	1

JPMorgan Global Natural Resources Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2014 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	4.24%
Morgan Stanley Capital International (“MSCI”) World Index (net of foreign withholding taxes)	6.32%
Euromoney Mining, Gold and Energy Index (net of foreign withholding taxes)	2.17%

Net Assets as of 4/30/2014 (In Thousands)	$44,120

INVESTMENT OBJECTIVE**

The JPMorgan Global Natural Resources Fund (the “Fund”) seeks to provide long-term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

Though they posted positive returns for the six month period ending April 30, 2014, natural resource equities failed to keep pace with the broader equity markets. The Euromoney Mining, Gold and Energy Index (net of foreign withholding taxes) posted a 2.17% gain for the reporting period compared with a 6.32% gain for the MSCI World Index (net for foreign withholding taxes) (the “Benchmark”). The Fund (Select Class Shares) underperformed the Benchmark but outperformed the Euromoney Mining, Gold and Energy Index.

The Fund’s investments in the gold & precious metals sector detracted from absolute performance, while the Fund’s investments in the energy, base metals & diversifieds and diamonds & other sub-sectors contributed to absolute performance.

Individual detractors from relative performance included Freeport McMoran Copper & Gold Inc. and Ferroexpo PLC. Shares of Freeport McMoran Copper & Gold, a U.S. mining company with significant operations in Indonesia, fell after the Indonesian government announced an export ban on unprocessed ore. Shares of Ferrexpo, a U.K.-based producer and processor of iron ore, sold off as investors shunned companies with operations in the Ukraine.

Leading individual contributors to relative performance included Petra Diamonds Ltd. and Royal Dutch Shell PLC. Shares of Petra Diamonds, a diamond mining group, rose sharply after the company announced the recovery of an exceptional 29.6 carat blue diamond at their Cullinan Mine in South Africa. Royal Dutch Shell, the Anglo-Dutch integrated energy giant, rose on the back of higher-than-expected earnings and management’s statement of intent to raise the dividend and be more disciplined about allocating capital.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers invested in the equity securities of natural resource companies operating primarily in the gold and precious metals, energy and base metals sub-sectors. They used bottom-up fundamental research in an attempt to identify what they believed were attractively priced securities of companies that appeared positioned to grow their long-term earnings by increasing production and reserves. The Fund was invested across various sub-sectors within natural resources as well as across regions and market-capitalizations.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	BHP Billiton plc (United Kingdom)	5.6%
2.	Rio Tinto plc (United Kingdom)	5.4
3.	Freeport-McMoRan Copper & Gold, Inc. (United States)	5.2
4.	First Quantum Minerals Ltd. (Canada)	4.8
5.	Glencore Xstrata plc (Switzerland)	4.6
6.	Anadarko Petroleum Corp. (United States)	4.5
7.	Lundin Mining Corp. (Canada)	3.4
8.	Royal Dutch Shell plc, Class B (Netherlands)	3.1
9.	BG Group plc (United Kingdom)	2.2
10.	ConocoPhillips (United States)	2.2

PORTFOLIO COMPOSITION BY COUNTRY***
Canada	30.2%
United Kingdom	22.3
United States	14.3
Australia	7.3
Switzerland	5.6
Netherlands	4.1
Russia	2.7
Sweden	2.0
South Africa	1.2
Norway	1.2
Others (each less than 1.0%)	0.5
Short-Term Investment	8.6

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of April 30, 2014. The Fund’s portfolio composition is subject to change.

2	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2014

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2014

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	3 YEAR	SINCE INCEPTION
CLASS A SHARES	11/30/10
Without Sales Charge		4.20%	8.96%	(15.36)%	(10.55)%
With Sales Charge**		(1.24)	3.24	(16.88)	(11.95)
CLASS C SHARES	11/30/10
Without CDSC		3.97	8.39	(15.76)	(10.98)
With CDSC***		2.97	7.39	(15.76)	(10.98)
CLASS R2 SHARES	11/30/10	4.06	8.69	(15.57)	(10.77)
CLASS R5 SHARES	11/30/10	4.35	9.45	(14.98)	(10.15)
CLASS R6 SHARES	11/30/11	4.39	9.48	(14.94)	(10.11)
SELECT CLASS SHARES	11/30/10	4.24	9.21	(15.16)	(10.33)

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (11/30/10 TO 4/30/14)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on November 30, 2010.

Returns for Class R6 Shares prior to its inception date are based on the performance of Class R5 Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R5 Shares have different expenses than Class R6 Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Global Natural Resources Fund, the MSCI World Index, the Euromoney Mining Gold and Energy Index and the Lipper Global Natural Resources Funds Index from November 30, 2010 to April 30, 2014. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI World Index and the Euromoney Mining Gold and Energy Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of securities included in the benchmark, if applicable. For the MSCI World Index, the dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The performance of the Lipper Global Natural Resources Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The

Euromoney Mining Gold and Energy Index is comprised of three natural resources sector components which are each equally weighted to reflect 1/3 of the index: 1) the Mining component, consisting of the Euromoney Global Mining Index, excluding Gold, Coal and Uranium, 2) the Gold component, consisting of all gold producers found in the Euromoney Mining Gold and Energy Index, and 3) the Energy component, comprised of the Energy sector within the Euromoney Global Equities Index plus any Coal or Uranium companies in the Global Mining Index. The three components are rebalanced quarterly at the end of each March, June, September and December and the index is net of withholding taxes. The Lipper Global Natural Resources Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations. The Fund is also subject to the additional risk of non-diversified “regional” fund investing.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

APRIL 30, 2014	J.P. MORGAN SPECIALTY FUNDS	3

JPMorgan International Realty Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2014 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class R5 Shares, without a sales charge)*	–0.03%
Morgan Stanley Capital International (“MSCI”) Europe, Australasia and Far East (“EAFE”) Index (net of foreign withholding taxes)	4.44%
FTSE EPRA/NAREIT Developed ex US Net of Tax US Tax Stance (net of foreign withholdings taxes) (“Real Estate Securities Benchmark”)	–0.26%

Net Assets as of 4/30/2014 (In Thousands)	$367,640

INVESTMENT OBJECTIVE**

The JPMorgan International Realty Fund (the “Fund”) will seek long-term capital growth.

HOW DID THE MARKET PERFORM?

During the six month period ended April 30, 2014, economic growth accelerated in the U.K. and the European Union returned to sustained positive growth, which helped lift real estate company shares in both markets. In China, the government’s efforts to slow rapid growth in the property sector, as well as a slowdown in China’s economic growth, dragged down real estate sector shares in both China and Hong Kong. In Japan, previously strong investor enthusiasm for the real estate sector declined amid apparent profit-taking and concerns about the broader effects of an increase in Japan’s consumption tax, which took effect April 1, 2014.

International real estate securities underperformed international stocks, as the Real Estate Securities Benchmark returned -0.26% and the MSCI EAFE Index (net of foreign withholding taxes) returned 4.44% for the six months ended April 30, 2014.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Class R5 Shares, without a sales charge) underperformed the MSCI EAFE Index and outperformed the Real Estate Securities Benchmark for the six months ended April 30, 2014.

Relative to the Real Estate Securities Benchmark, individual contributors were concentrated in the U.K. The Fund’s overweight positions in Safestore Holdings PLC, British Land Co. and Hammerson PLC contributed to relative performance. Each of the companies benefitted from overall improvement in the U.K. economy.

The Fund’s overweight positions in Mitsui Fudosan Co. and Wharf (Holdings) Ltd. and its underweight position in Land Securities Group PLC detracted from performance relative to the Real Estate Securities Benchmark. Shares of Mitsui Fudosan, which does business in Japan, weakened along with the broader Japanese stock market. Shares of Wharf, which primarily operates in Hong Kong and China, also weakened with the broader economy in those regions. The Fund did not have a position in Land Securities Group PLC, which detracted from relative performance as the company’s shares rose with other U.K. real estate companies.

The Fund’s relative underperformance versus the MSCI EAFE Index was driven by its positioning in the real estate sector, which lagged behind the broader developed equity market.

HOW WAS THE FUND POSITIONED?

During the reporting period, the Fund’s portfolio managers projected long-term cash flow for each company and valued real estate securities using a proprietary dividend discount model. As a result of this process, the Fund’s largest country overweight relative to the Real Estate Securities Benchmark was in the U.K. and the Fund’s largest country underweight was in Hong Kong.

4	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2014

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Unibail-Rodamco SE (France)	8.2%
2.	Mitsui Fudosan Co., Ltd. (Japan)	7.4
3.	Westfield Group (Australia)	6.3
4.	British Land Co. plc (United Kingdom)	4.3
5.	Mitsubishi Estate Co., Ltd. (Japan)	3.9
6.	Japan Real Estate Investment Corp. (Japan)	3.9
7.	Hongkong Land Holdings Ltd. (Hong Kong)	3.8
8.	Goodman Group (Australia)	3.6
9.	Hammerson plc (United Kingdom)	3.6
10.	Wharf Holdings Ltd. (Hong Kong)	3.0

PORTFOLIO COMPOSITION BY COUNTRY***
Japan	24.2%
United Kingdom	16.4
Australia	12.7
Hong Kong	11.2
France	10.3
Singapore	8.7
Canada	6.3
Germany	4.1
Netherlands	2.4
Others (each less than 1.0%)	2.3
Short-Term Investment	1.4

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of April 30, 2014. The Fund’s portfolio composition is subject to change.

APRIL 30, 2014	J.P. MORGAN SPECIALTY FUNDS	5

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2014

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	11/30/06
Without Sales Charge		(0.14)%	(6.36)%	14.24%	(0.45)%
With Sales Charge**		(5.42)	(11.25)	13.01	(1.17)
CLASS C SHARES	11/30/06
Without CDSC		(0.45)	(6.91)	13.66	(0.95)
With CDSC***		(1.45)	(7.91)	13.66	(0.95)
CLASS R5 SHARES	11/30/06	(0.03)	(6.03)	14.73	(0.01)
SELECT CLASS SHARES	11/30/06	(0.11)	(6.21)	14.49	(0.21)

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (11/30/06 TO 4/30/14)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on November 30, 2006.

The graph illustrates comparative performance for $10,000 invested in Class R5 Shares of the JPMorgan International Realty Fund, MSCI EAFE Index, FTSE EPRA/NAREIT Developed ex US Net of Tax US Tax Stance and Lipper International Real Estate Funds Average from November 30, 2006 to April 30, 2014. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI EAFE Index does not reflect the deduction of expenses or sales charges associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The performance of the FTSE EPRA/NAREIT Developed ex US Net of Tax US Tax Stance does not reflect the deduction of expenses or sales charges associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends, after deduction of withholding tax, and capital gain distributions of the securities included in the benchmarks, if applicable. The performance of the Lipper International Real Estate Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI EAFE Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The FTSE EPRA/NAREIT

Developed ex US Net of Tax US Tax Stance is a subset of the FTSE EPRA/NAREIT Developed Index, where the FTSE EPRA/NAREIT Developed Index is designed to track the performance of listed real estate companies and REITs worldwide, and the FTSE EPRA/NAREIT Developed ex US Net of Tax US Tax Stance excludes all US companies and is net of withholding tax from the perspective of a U.S. investor. All index constituents are fully free float adjusted in accordance with FTSE’s index rules, to reflect the actual availability of stock in the market for public investment. Each FTSE constituent weighting is adjusted to reflect restricted shareholdings and foreign ownership to ensure an accurate representation of investable market capitalization. Investors cannot invest directly in an index. The Lipper International Real Estate Funds Average represents an average based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper, Inc.

Class R5 Shares have no minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations. The Fund is also subject to the additional risk of non-diversified “regional” fund investing.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2014

JPMorgan Strategic Preservation Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2014 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	2.92%
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	0.03%

Net Assets as of 4/30/2014 (In Thousands)	$98,202

INVESTMENT OBJECTIVE**

The JPMorgan Strategic Preservation Fund (the “Fund”) seeks to provide a total return from a diversified portfolio of stocks and bonds.

HOW DID THE MARKET PERFORM?

The U.S. Federal Reserve began to ‘taper’ its large scale asset purchases starting in December, albeit at a very slow pace. While tapering sparked a year-end 2013 rally in equity markets, 2014 brought declines in markets around the world. The cause of this correction was likely a combination of worries over the outlook for emerging economies as U.S. monetary policy normalised and there was a string of weaker than expected U.S. economic data.

There was some improvement in February and March, as improved weather in the U.S. was accompanied by better economic data, which calmed fears of a slowdown in the regional economy. As a result, consensus view among investors reverted back to expectations that U.S. gross domestic product could reach 3% growth this year. The gradual economic recovery remained on track in Europe, as consumer and business confidence indicators continue to move higher despite the unrest in Ukraine.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Class A Shares, without a sales charge) outperformed the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index (the “Benchmark”) for the six months ended April 30, 2014.

The Fund’s allocation to equities, particularly in the U.S., made a positive contribution to performance relative to the Benchmark. During the second half of the reporting period, the Fund increased its equity allocation to Europe, which also helped relative performance. The Fund’s use of index futures to obtain a short position in emerging market equities helped relative performance as emerging markets trailed behind developed markets for the period. The Fund’s equity allocation to Japan detracted from performance relative to the Benchmark.

In fixed income, the Fund’s bias toward core European debt over U.S. debt helped relative performance as U.S. bond yields fell during the period. However, low levels of longer duration debt detracted significantly from performance in January as fixed income markets rallied. Duration measures the price sensitivity of a bond or a portfolio of bonds to relative changes in interest rates. Generally, bonds with longer duration will experience a larger increase or decrease in price as interest rates go down or up, respectively, versus bonds with shorter duration.

Within currency, the Fund maintained a long U.S. dollar position versus a varying basket of other currencies, including the Canadian dollar, the Mexican peso and Hungarian forint. Being long the U.S. dollar versus these currencies helped relative performance from November to January but detracted from relative performance in February.

HOW WAS THE FUND POSITIONED?

The Fund invested in global stocks and bonds, convertible bonds and cash. The Fund had a weighted bias toward Japan and the U.S. During the six month period, the Fund’s portfolio managers grew more positive about Europe, excluding the U.K. and removed short futures positions in early April. In terms of sectors, the Fund’s weighting bias focused on health care, global financials and European insurance companies.

In fixed income, on average the duration of the portfolio was 1.3 years through the six-month period. The Fund maintained shorter duration positions in the U.S. compared with Europe. In April, the Fund began to reflect the portfolio managers’ more positive view on Europe and European Central Bank policy by adding longer duration in the so-called peripheral nations. Within currency, the Fund maintained its bias to be long in the U.S. dollar compared with a basket of other currencies.

The Fund employed futures for efficient portfolio management and to implement tactical positioning. The Fund also used currency derivatives to hedge its exposure to foreign currencies during the reporting period.

APRIL 30, 2014	J.P. MORGAN SPECIALTY FUNDS	7

JPMorgan Strategic Preservation Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2014 (Unaudited) (continued)

TOP TEN HOLDINGS OF THE PORTFOLIO***
1.	U.S. Treasury Note, (United States), 0.250%, 01/15/15	7.9%
2.	U.S. Treasury Note, (United States), 2.375%, 02/28/15	7.8
3.	France Government Bond OAT, (France), 1.000%, 05/25/18	5.8
4.	Bundesobligation, (Germany), 0.250%, 04/13/18	5.0
5.	Portugal Obrigacoes do Tesouro OT, (Portugal), 4.450%, 06/15/18	5.0
6.	Italy Buoni Poliennali Del Tesoro, (Italy), 3.500%, 12/01/18	4.9
7.	Spain Government Bond, (Spain), 4.500%, 01/31/18	4.9
8.	Bundesrepublik Deutschland, (Germany), 4.250%, 07/04/18	4.9
9.	U.S. Treasury Note (United States), 1.625%, 08/15/22	3.8
10.	Finland Government Bond, Reg. S, (Finland), 2.750%, 07/04/28	2.2

PORTFOLIO COMPOSITION BY COUNTRY***
United States	36.9%
Germany	9.9
France	8.0
United Kingdom	6.6
Portugal	5.0
Italy	4.9
Spain	4.9
Japan	3.2
Switzerland	2.5
Finland	2.2
Ireland	1.3
Others (each less than 1.0%)	3.1
Short-Term Investment	11.5

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of April 30, 2014. The Fund’s portfolio composition is subject to change.

8	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2014

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2014

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	3/30/07
Without Sales Charge		2.92%	3.70%	3.49%	2.10%
With Sales Charge**		(0.92)	(0.20)	2.70	1.55
CLASS C SHARES	3/30/07
Without CDSC		2.64	3.22	2.97	1.59
With CDSC***		1.64	2.22	2.97	1.59
CLASS R5 SHARES	3/30/07	3.13	4.18	3.95	2.55
SELECT CLASS SHARES	3/30/07	3.04	3.95	3.73	2.34

*	Not annualized.
**	Sales Charge for Class A Shares is 3.75%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (3/30/07 TO 4/30/14)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on March 30, 2007.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Strategic Preservation Fund, the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index, the Strategic Preservation Composite Benchmark and the Lipper Global Flexible Portfolio Funds Index from March 30, 2007 to April 30, 2014. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index and the Strategic Preservation Composite Benchmark does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Global Flexible Portfolio Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond, 3 months from the rebalancing date. The Strategic Preservation Composite Benchmark is a composite benchmark comprised of unmanaged indexes that includes 20% MSCI World Index, 50% Barclays Global Aggregate Bond Index and 30% BofA Merrill Lynch 3-Month U.S. Treasury Bill

Index. The Lipper Global Flexible Portfolio Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. The performance of the MSCI World Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The Barclays Global Aggregate Bond Index provides a broad-based measure of the global investment-grade fixed-rate debt markets. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 3.75% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations. The Fund is also subject to the additional risk of non-diversified “regional” fund investing.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

APRIL 30, 2014	J.P. MORGAN SPECIALTY FUNDS	9

JPMorgan Global Natural Resources Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2014 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 93.8%
	Australia — 7.4%
43	African Petroleum Corp., Ltd. (a) (m)	10
493	Alumina Ltd. (a) (m)	619
182	Base Resources Ltd. (a) (m)	65
145	Beach Energy Ltd. (m)	233
97	Beadell Resources Ltd. (a) (m)	60
151	Fortescue Metals Group Ltd. (m)	714
202	Gascoyne Resources Ltd. (a) (m)	25
310	Gryphon Minerals Ltd. (a) (m)	39
442	Kagara Ltd. (a) (i) (m)	–
624	Marengo Mining Ltd. (a) (m)	9
186	Mawson West Ltd. (a) (m)	85
9	Mineral Deposits Ltd. (a) (m)	16
31	Neon Energy Ltd. (a) (m)	—	(h)
154	OceanaGold Corp., CDI (a) (m)	388
410	Pancontinental Oil & Gas NL (a) (m)	12
36	Papillon Resources Ltd. (a) (m)	44
65	Sandfire Resources NL (a) (m)	343
163	Sarama Resources Ltd. (a) (m)	22
54	Sirius Resources NL (a) (m)	135
430	Sundance Resources Ltd. (a) (m)	36
614	Tiger Resources Ltd. (a) (m)	204
50	Western Areas Ltd. (m)	193
531	World Titanium Resources Ltd. (a) (m)	35

		3,287

	Canada — 31.0%
14	Africa Oil Corp. (a) (m)	110
11	Alpha Exploration, Inc. (a) (m)	4
69	Asanko Gold, Inc. (a) (m)	146
111	Augusta Resource Corp. (a) (m)	315
303	Aureus Mining, Inc. (a) (m)	147
54	Banro Corp. (a) (m)	23
32	Barrick Gold Corp. (a) (m)	550
47	Bellatrix Exploration Ltd. (a) (m)	457
18	Cameco Corp. (m)	381
52	Capstone Mining Corp. (a) (m)	137
26	Caracal Energy, Inc. (a) (m)	235
32	Cenovus Energy, Inc. (m)	947
158	Denison Mines Corp. (a) (m)	215
10	Dominion Diamond Corp. (a) (m)	126
62	Duluth Metals Ltd. (a) (m)	35
31	Dundee Precious Metals, Inc. (a) (m)	103
13	Eldorado Gold Corp. (m)	81
110	First Quantum Minerals Ltd. (m)	2,185
71	Fission 3.0 Corp. (a) (m)	7
197	Fission Uranium Corp. (a) (m)	217

SHARES	SECURITY DESCRIPTION	VALUE($)

	Canada — continued
19	Goldcorp, Inc. (m)	472
65	Gran Tierra Energy, Inc. (a) (m)	465
21	HudBay Minerals, Inc. (m)	182
9	Kennady Diamonds, Inc. (a) (m)	45
144	Loncor Resources, Inc. (a) (m)	16
330	Lucara Diamond Corp. (a) (m)	576
298	Lundin Mining Corp. (a) (m)	1,524
39	Mountain Province Diamonds, Inc. (a) (m)	179
112	New Gold, Inc. (a) (m)	565
96	North Arrow Minerals, Inc. (a) (m)	63
222	Panoro Minerals Ltd. (a) (m)	59
53	Parex Resources, Inc. (a) (m)	527
5	Peyto Exploration & Development Corp. (m)	192
376	Platinum Group Metals Ltd. (a) (m)	388
46	Reservoir Minerals, Inc. (a) (m)	263
112	Romarco Minerals, Inc. (a) (m)	90
8	Silver Wheaton Corp. (m)	171
5	Suncor Energy, Inc. (m)	193
35	Teck Resources Ltd., Class B (m)	791
4	Tourmaline Oil Corp. (a) (m)	202
112	Trevali Mining Corp. (a) (m)	113
223	WesternZagros Resources Ltd. (a) (m)	177

		13,674

	Ireland — 0.5%
807	Kenmare Resources plc (a) (m)	170
14	Providence Resources plc (a) (m)	50

		220

	Netherlands — 4.2%
44	Nostrum Oil & Gas LP, GDR (m)	439
33	Royal Dutch Shell plc, Class B (m)	1,408

		1,847

	New Zealand — 0.0% (g)
395	Bathurst Resources Ltd. (a) (m)	23

	Norway — 1.3%
160	DNO International ASA (a) (m)	556

	Russia — 2.8%
47	MMC Norilsk Nickel OJSC, ADR (m)	850
41	Polymetal International plc (m)	392

		1,242

	South Africa — 1.3%
31	Impala Platinum Holdings Ltd. (m)	350
220	Sierra Rutile Ltd. (a) (m)	206

		556

SEE NOTES TO FINANCIAL STATEMENTS.

10	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2014

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Sweden — 2.1%
42	Lundin Petroleum AB (a) (m)	906

	Switzerland — 5.7%
181	Ferrexpo plc (m)	447
385	Glencore Xstrata plc (a) (m)	2,078

		2,525

	United Kingdom — 22.8%
81	3Legs Resources plc (a) (m)	33
224	Amara Mining plc (a) (m)	60
812	Amerisur Resources plc (a) (m)	792
48	Antofagasta plc (m)	641
50	BG Group plc (m)	1,011
78	BHP Billiton plc (m)	2,519
53	Gem Diamonds Ltd. (a) (m)	147
23	IGAS Energy plc (a) (m)	52
304	Petra Diamonds Ltd. (a) (m)	837
139	President Energy plc (a) (m)	77
11	Randgold Resources Ltd., ADR (m)	849
45	Rio Tinto plc (m)	2,433
1,335	Sable Mining Africa Ltd. (a) (m)	186
345	Tethys Petroleum Ltd. (a) (m)	157
19	Tullow Oil plc (m)	286

		10,080

	United States — 14.7%
21	Anadarko Petroleum Corp. (m)	2,035
11	Cabot Oil & Gas Corp. (m)	444
14	ConocoPhillips (m)	1,003
5	Continental Resources, Inc. (a) (m)	637
69	Freeport-McMoRan Copper & Gold, Inc. (m)	2,372

		6,491

	Total Common Stocks (Cost $41,761)	41,407

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Term Investment — 8.8%
	Investment Company — 8.8%
3,875	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.010% (b) (l) (m) (Cost $3,875)	3,875

	Total Investments — 102.6% (Cost $45,636)	45,282
	Liabilities in Excess of Other Assets — (2.6)%	(1,162)

	NET ASSETS — 100.0%	$44,120

Percentages indicated are based on net assets.

Summary of Investments by Industry, April 30, 2014

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Diversified Metals & Mining	41.5%
Oil & Gas Exploration & Production	17.3
Oil, Gas & Consumable Fuels	14.6
Gold Mining	8.1
Precious Metals & Minerals	7.1
Steel	2.8
Short-Term Investment	8.6

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2014	J.P. MORGAN SPECIALTY FUNDS	11

JPMorgan International Realty Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2014 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 98.5%
	Australia — 12.7%
1,299	BGP Holdings plc (a) (i)	—
4,973	Dexus Property Group (m)	5,261
2,874	Goodman Group (m)	13,351
3,217	Mirvac Group (m)	5,249
2,252	Westfield Group (m)	22,977

		46,838

	Belgium — 0.8%
36	Warehouses De Pauw S.C.A. (a) (m)	2,796

	Canada — 6.3%
227	Allied Properties Real Estate Investment Trust (m)	7,097
263	Canadian Apartment Properties REIT (m)	5,050
157	Canadian Real Estate Investment Trust (m)	6,472
169	Dundee Real Estate Investment Trust, Class A (m)	4,440

		23,059

	Finland — 0.9%
533	Technopolis OYJ (m)	3,247

	France — 10.3%
75	ICADE (a) (m)	7,696
111	Unibail-Rodamco SE (m)	30,087

		37,783

	Germany — 4.1%
510	Alstria Office REIT-AG (a) (m)	7,039
119	LEG Immobilien AG (a) (m)	7,927

		14,966

	Hong Kong — 11.2%
1,206	China Overseas Land & Investment Ltd. (m)	2,969
1,999	Hongkong Land Holdings Ltd. (m)	14,010
952	Link REIT (The) (m)	4,740
2,981	New World Development Co., Ltd. (m)	3,084
431	Sun Hung Kai Properties Ltd. (m)	5,438
1,558	Wharf Holdings Ltd. (m)	10,935

		41,176

	Japan — 24.1%
6	GLP J-Reit (m)	5,939
6	Japan Hotel REIT Investment Corp. (m)	2,762
3	Japan Real Estate Investment Corp. (m)	14,351
635	Mitsubishi Estate Co., Ltd. (m)	14,409
916	Mitsui Fudosan Co., Ltd. (m)	27,115
1	Nippon Accommodations Fund, Inc. (m)	4,261
1	Nippon Building Fund, Inc. (m)	6,714
14	Nomura Real Estate Holdings, Inc. (m)	267
2	Orix JREIT, Inc. (m)	3,070
38	Sumitomo Realty & Development Co., Ltd. (m)	1,474

SHARES	SECURITY DESCRIPTION	VALUE($)

	Japan — continued
1,051	Tokyo Tatemono Co., Ltd. (m)	8,382

		88,744

	Netherlands — 2.4%
44	Eurocommercial Properties N.V., CVA (m)	2,005
134	Vastned Retail N.V. (m)	6,876

		8,881

	Norway — 0.7%
2,168	Norwegian Property ASA (a) (m)	2,754

	Singapore — 8.7%
7,706	CapitaCommercial Trust (m)	9,862
2,247	CapitaLand Ltd. (m)	5,750
3,250	CapitaMalls Asia Ltd. (m)	5,727
3,662	Global Logistic Properties Ltd. (m)	8,346
2,653	Mapletree Logistics Trust (m)	2,330

		32,015

	United Kingdom — 16.3%
1,354	British Land Co. plc (m)	15,815
148	Derwent London plc (m)	6,828
1,375	Hammerson plc (m)	13,273
418	Helical Bar plc (m)	2,561
2,341	Safestore Holdings plc (m)	9,101
1,084	Segro plc (m)	6,418
976	ST Modwen Properties plc (m)	6,123

		60,119

	Total Common Stocks (Cost $318,576)	362,378

NUMBER OF WARRANTS
Warrant — 0.0% (g)
	Hong Kong — 0.0% (g)
36	Sun Hung Kai Properties Ltd., expiring 04/22/16 (a) (Cost $—)	24

SHARES
Short-Term Investment — 1.4%
	Investment Company — 1.4%
5,037	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.010% (b) (l) (m) (Cost $5,037)	5,037

	Total Investments — 99.9% (Cost $323,613)	367,439
	Other Assets in Excess of Liabilities — 0.1%	201

	NET ASSETS — 100.0%	$367,640

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

12	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2014

Summary of Investments by Industry, April 30, 2014

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Real Estate Management & Development	38.0%
Diversified	29.6
Shopping Centers	13.6
Office	12.5
Apartments	2.5
Real Estate Investment Trusts (REITs)	2.4
Short-Term Investment	1.4

Forward Foreign Currency Exchange Contracts
CONTRACTS TO BUY	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE		VALUE AT 04/30/14		NET UNREALIZED APPRECIATION (DEPRECIATION)
688	GBP
1,262	for AUD	Westpac Banking Corp.	06/13/14	$1,169	#	$1,161	#	$(8)
14,758	HKD
2,127	for CAD	Goldman Sachs International	06/13/14	1,939	#	1,904	#	(35)
3,852	AUD	Barclays Bank plc	06/13/14	3,437		3,568		131
1,175	AUD	Royal Bank of Canada	06/13/14	1,054		1,088		34
6,888	CAD	Barclays Bank plc	06/13/14	6,197		6,278		81
5,426	CHF	Union Bank of Switzerland AG	06/13/14	6,184		6,168		(16)
532	EUR	Credit Suisse International	06/13/14	735		738		3
921	EUR	State Street Corp.	06/13/14	1,272		1,277		5
1,795	GBP	Goldman Sachs International	06/13/14	2,980		3,029		49
2,277	GBP	Royal Bank of Canada	06/13/14	3,805		3,842		37
800	GBP	State Street Corp.	06/13/14	1,346		1,350		4
34,934	HKD	Barclays Bank plc	06/13/14	4,504		4,507		3
10,830	HKD	Citibank, N.A.	06/13/14	1,395		1,397		2
188,036	HKD	Credit Suisse International	06/13/14	24,234		24,256		22
312,775	JPY	Barclays Bank plc	06/13/14	3,059		3,060		1
114,856	JPY	Citibank, N.A.	06/13/14	1,123		1,124		1
298,626	JPY	State Street Corp.	06/13/14	2,914		2,922		8
12,252	SEK	Barclays Bank plc	06/13/14	1,904		1,883		(21)
36,609	SEK	Union Bank of Switzerland AG	06/13/14	5,721		5,626		(95)
3,155	SGD	Barclays Bank plc	06/13/14	2,487		2,517		30
2,581	SGD	Credit Suisse International	06/13/14	2,035		2,058		23
				$79,494		$79,753		$259

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2014	J.P. MORGAN SPECIALTY FUNDS	13

JPMorgan International Realty Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2014 (Unaudited) (continued)

(Amounts in thousands)

CONTRACTS TO SELL	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT 04/30/14	NET UNREALIZED APPRECIATION (DEPRECIATION)
1,978	AUD	Australia and New Zealand Banking Group Limited	06/13/14	$1,778	$1,832	$(54)
1,770	CAD	Goldman Sachs International	06/13/14	1,583	1,613	(30)
908	EUR	BNP Paribas	06/13/14	1,267	1,260	7
776	EUR	Citibank, N.A.	06/13/14	1,068	1,076	(8)
1,530	EUR	HSBC Bank, N.A.	06/13/14	2,101	2,123	(22)
512	EUR	Merrill Lynch International	06/13/14	712	710	2
8,643	EUR	Westpac Banking Corp.	06/13/14	11,987	11,990	(3)
1,483	GBP	HSBC Bank, N.A.	06/13/14	2,477	2,502	(25)
12,213	GBP	Westpac Banking Corp.	06/13/14	20,317	20,614	(297)
5,691	HKD	BNP Paribas	06/13/14	734	734	— (h)
107,425	JPY	Barclays Bank plc	06/13/14	1,052	1,051	1
247,941	JPY	Goldman Sachs International	06/13/14	2,389	2,425	(36)
470,745	JPY	Societe Generale	06/13/14	4,577	4,605	(28)
41,146	JPY	Union Bank of Switzerland AG	06/13/14	398	402	(4)
6,690	NOK	HSBC Bank, N.A.	06/13/14	1,116	1,124	(8)
7,171	NOK	Royal Bank of Canada	06/13/14	1,201	1,204	(3)
2,287	SGD	Commonwealth Bank of Australia	06/13/14	1,821	1,825	(4)
911	SGD	Royal Bank of Canada	06/13/14	730	727	3
3,644	SGD	Societe Generale	06/13/14	2,919	2,907	12
1,135	SGD	State Street Corp.	06/13/14	904	906	(2)
				$61,131	$61,630	$(499)

#	For cross-currency exchange contracts, the settlement value is the U.S. Dollar market value at 04/30/14 of the currency being sold, and the value at 04/30/14 is the U.S. Dollar market value of the currency being purchased.

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2014

JPMorgan Strategic Preservation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2014 (Unaudited)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 27.6%
	Belgium — 0.8%
8	Ageas (a)	337
6	Delhaize Group S.A. (m)	474

		811

	France — 1.3%
7	Cap Gemini S.A. (m)	523
7	Sanofi (m)	754

		1,277

	Ireland — 1.3%
22	Shire plc	1,241

	Japan — 3.1%
8	Japan Tobacco, Inc. (m)	273
11	KDDI Corp. (m)	597
62	Mitsubishi UFJ Financial Group, Inc. (m)	329
177	Mizuho Financial Group, Inc. (m)	347
17	Nippon Telegraph & Telephone Corp. (m)	916
8	Sumitomo Mitsui Financial Group, Inc. (m)	316
56	Sumitomo Mitsui Trust Holdings, Inc. (m)	231

		3,009

	Netherlands — 0.5%
23	ING Groep N.V., CVA (a) (m)	322
3	Nutreco N.V. (m)	130

		452

	Norway — 0.8%
68	Marine Harvest ASA (m)	836

	Switzerland — 2.4%
11	Novartis AG (m)	923
3	Roche Holding AG (m)	739
2	Swiss Re AG (a) (m)	158
2	Zurich Insurance Group AG (a) (m)	533

		2,353

	United Kingdom — 4.0%
20	Barratt Developments plc (m)	125
20	Berkeley Group Holdings plc (m)	770
51	BP plc (m)	427
48	BT Group plc (m)	298
26	GlaxoSmithKline plc (m)	724
4	Lancashire Holdings Ltd. (m)	43
6	Next plc (m)	689
38	Persimmon plc (a) (m)	838

		3,914

	United States — 13.4%
5	Actavis plc (a) (m)	932

SHARES	SECURITY DESCRIPTION	VALUE($)

	United States — continued
17	Aetna, Inc. (m)	1,189
4	Baxter International, Inc. (m)	279
1	BlackRock, Inc. (m)	320
11	Cigna Corp. (m)	877
11	CVS Caremark Corp. (m)	780
8	DIRECTV (a) (m)	585
16	Gilead Sciences, Inc. (a) (m)	1,239
21	HCA Holdings, Inc. (a) (m)	1,073
19	Macy’s, Inc. (m)	1,097
9	MetLife, Inc. (m)	455
23	Mylan, Inc. (a) (m)	1,164
25	Pfizer, Inc. (m)	788
5	Prudential Financial, Inc. (m)	410
9	Time Warner, Inc. (m)	576
4	UnitedHealth Group, Inc. (m)	316
22	Wells Fargo & Co. (m)	1,102

		13,182

	Total Common Stocks (Cost $24,827)	27,075

PRINCIPAL/ UNIT AMOUNT

Convertible Bonds — 3.0%
	France — 0.7%
EUR 27	Air France-KLM, 2.030%, 02/15/23 (m)	485
EUR 1	AXA S.A., 3.750%, 01/01/17 (m)	256

		741

	United Kingdom — 1.0%
GBP 500	British Land Co. Jersey Ltd. (The), 1.500%, 09/10/17 (m)	976

	United States — 1.3%
	Ares Capital Corp.,
560	4.375%, 01/15/19 (e) (m)	595
219	4.750%, 01/15/18 (m)	234
441	Prospect Capital Corp., 5.875%, 01/15/19 (m)	465

		1,294

	Total Convertible Bonds (Cost $2,826)	3,011

Foreign Government Securities — 32.7%
	Finland — 2.1%
EUR 1,410	Finland Government Bond, Reg. S, 2.750%, 07/04/28 (e) (m)	2,089

	France — 5.6%
EUR 3,870	France Government Bond OAT, 1.000%, 05/25/18 (m)	5,449

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2014	J.P. MORGAN SPECIALTY FUNDS	15

JPMorgan Strategic Preservation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2014 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

PRINCIPAL/ UNIT AMOUNT	SECURITY DESCRIPTION	VALUE($)
Foreign Government Securities — continued
	Germany — 9.5%
EUR 3,433	Bundesobligation, 0.250%, 04/13/18 (m)	4,737
EUR 2,840	Bundesrepublik Deutschland, 4.250%, 07/04/18 (m)	4,569

		9,306

	Italy — 4.7%
EUR 3,100	Italy Buoni Poliennali Del Tesoro, 3.500%, 12/01/18 (m)	4,648

	Portugal — 4.8%
EUR 3,100	Portugal Obrigacoes do Tesouro OT, 4.450%, 06/15/18 (e) (m)	4,674

	Spain — 4.7%
EUR 3,000	Spain Government Bond, 4.500%, 01/31/18 (m)	4,639

	United Kingdom — 1.3%
GBP 780	United Kingdom of Great Britain, 1.250%, 07/22/18 (m)	1,294

	Total Foreign Government Securities (Cost $31,053)	32,099

Preferred Security — 0.7% (x)
	Cayman Islands — 0.7%
700	Hutchison Whampoa International 10 Ltd., VAR, 6.000%, 10/28/15 (e) (m) (Cost $700)	740

PRINCIPAL AMOUNT
U.S . Treasury Obligations — 20.6%
	U.S. Treasury Notes,
7,400	0.250%, 01/15/15 (m)	7,409
1,960	1.000%, 06/30/19 (m)	1,887
3,840	1.625%, 08/15/22 (m)	3,595
7,200	2.375%, 02/28/15 (m)	7,336

	Total U.S. Treasury Obligations (Cost $20,395)	20,227

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 11.0%
	Investment Company — 11.0%
10,773	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.010% (b) (l) (m) (Cost $10,773)	10,773

	Total Investments — 95.6% (Cost $90,574)	93,925
	Other Assets in Excess of Liabilities — 4.4%	4,277

	NET ASSETS — 100.0%	$98,202

Percentages indicated are based on net assets.

Summary of Investments by Industry, April 30, 2014

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Foreign Government Securities	34.2%
U.S. Treasury Notes	21.5
Pharmaceuticals	7.7
Health Care Providers & Services	3.7
Insurance	2.3
Banks	2.1
Multiline Retail	1.9
Household Durables	1.8
Capital Markets	1.5
Food & Staples Retailing	1.3
Biotechnology	1.3
Diversified Telecommunication Services	1.3
Media	1.2
Real Estate Management & Development	1.0
Food Products	1.0
Others (each less than 1.0%)	4.7
Short-Term Investment	11.5

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2014

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 04/30/14	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
76	Euro-BTP Italian Government Bond	06/06/14	13,074	74
9	TOPIX Index	06/12/14	1,017	(47)
34	E-mini S&P 500	06/20/14	3,193	24
39	FTSE 100 Index	06/20/14	4,441	131
	Short Futures Outstanding
(44)	Hang Seng Index	05/29/14	(6,196)	16
(29)	Euro Bund	06/06/14	(5,815)	(7)
(255)	10 Year U.S. Treasury Note	06/19/14	(31,728)	(103)
(59)	FTSE/JSE Top 40 Index	06/19/14	(2,476)	(87)
(14)	SPI 200 Index	06/19/14	(1,778)	(38)
(159)	Mini MSCI Emerging Markets Index	06/20/14	(7,906)	(446)

				(483)

Forward Foreign Currency Exchange Contracts
CONTRACTS TO BUY	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE		VALUE AT 04/30/14		NET UNREALIZED APPRECIATION (DEPRECIATION)
2,076	AUD
2,104	for CAD	Royal Bank of Canada	06/04/14	1,919	#	1,925	#	6
1,490	AUD
3,039	for TRY	HSBC Bank, N.A.	06/04/14	1,427	#	1,381	#	(46)
22,544	HKD
3,282	for CAD	Citibank, N.A.	06/04/14	2,992	#	2,908	#	(84)
14,209	HKD
10,970	for NOK	HSBC Bank, N.A.	06/04/14	1,843	#	1,833	#	(10)
309,491	HUF
3,123	for TRY	HSBC Bank, N.A.	06/04/14	1,466	#	1,397	#	(69)
13,829	NOK
2,750	for NZD	HSBC Bank, N.A.	06/04/14	2,364	#	2,323	#	(41)
2,694	NZD
13,983	for NOK	BNP Paribas	06/04/14	2,350	#	2,317	#	(33)
4,656	TRY
2,363	for CAD	Citibank, N.A.	06/04/14	2,155	#	2,186	#	31
2,224	AUD	Goldman Sachs International	06/04/14	2,004		2,061		57
3,226	AUD	HSBC Bank, N.A.	06/04/14	2,965		2,990		25
294	CHF	Deutsche Bank AG	06/04/14	332		335		3
257	CHF	Union Bank of Switzerland AG	06/04/14	293		292		(1)
1,872	DKK	Credit Suisse International	06/04/14	348		348		— (h)
150	EUR	Barclays Bank plc	06/04/14	207		208		1
341	EUR	Morgan Stanley	06/04/14	473		473		— (h)
714	EUR	Societe Generale	06/04/14	981		991		10
649	EUR	Westpac Banking Corp.	06/04/14	895		901		6
284	GBP	BNP Paribas	06/04/14	471		479		8
596	GBP	Deutsche Bank AG	06/04/14	993		1,006		13
525	GBP	Societe Generale	06/04/14	877		886		9
133	GBP	Westpac Banking Corp.	06/04/14	223		225		2

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2014	J.P. MORGAN SPECIALTY FUNDS	17

JPMorgan Strategic Preservation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2014 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

CONTRACTS TO BUY	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT 04/30/14	NET UNREALIZED APPRECIATION (DEPRECIATION)
3,705	HKD	State Street Corp.	06/04/14	478	478	— (h)
18,353	HKD	Westpac Banking Corp.	06/04/14	2,365	2,367	2
19,840	JPY	Goldman Sachs International	06/04/14	195	194	(1)
59,577	JPY	HSBC Bank, N.A.	06/04/14	586	583	(3)
50,463	JPY	Union Bank of Switzerland AG	06/04/14	489	494	5
8,492	MXN	Goldman Sachs International	06/04/14	637	647	10
24,603	MXN	Union Bank of Switzerland AG	06/04/14	1,878	1,875	(3)
8,552	NOK	Westpac Banking Corp.	06/04/14	1,415	1,437	22
2,750	NZD	Westpac Banking Corp.	06/04/14	2,272	2,364	92
34,108	RUB	Credit Suisse International †	06/04/14	913	947	34
65,744	RUB	Goldman Sachs International †	06/04/14	1,827	1,825	(2)
5,670	TRY	Citibank, N.A.	06/04/14	2,600	2,661	61
				43,233	43,337	104

CONTRACTS TO SELL	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT 04/30/14	NET UNREALIZED APPRECIATION (DEPRECIATION)
9,016	AUD	Australia and New Zealand Banking Group Limited	06/04/14	8,083	8,356	(273)
359	CHF	Barclays Bank plc	06/04/14	405	408	(3)
1,878	CHF	Goldman Sachs International	06/04/14	2,118	2,134	(16)
1,282,582	CLP	Citibank, N.A. †	06/04/14	2,321	2,264	57
1,872	DKK	Westpac Banking Corp.	06/04/14	345	348	(3)
207	EUR	Barclays Bank plc	06/04/14	285	287	(2)
3,349	EUR	BNP Paribas	06/04/14	4,596	4,646	(50)
1,455	EUR	Citibank, N.A.	06/04/14	2,006	2,019	(13)
2,773	EUR	Deutsche Bank AG	06/04/14	3,845	3,845	— (h)
209	EUR	State Street Corp.	06/04/14	286	289	(3)
19,044	EUR	Union Bank of Switzerland AG	06/04/14	26,192	26,418	(226)
433	GBP	Goldman Sachs International	06/04/14	720	730	(10)
599	GBP	HSBC Bank, N.A.	06/04/14	999	1,011	(12)
440	GBP	Royal Bank of Canada	06/04/14	735	742	(7)
4,619	GBP	Westpac Banking Corp.	06/04/14	7,706	7,796	(90)
2,045	HKD	Citibank, N.A.	06/04/14	264	264	— (h)
1,935	HKD	Deutsche Bank AG	06/04/14	250	250	— (h)
822,713	HUF	Credit Suisse International	06/04/14	3,619	3,714	(95)
428,954	JPY	Royal Bank of Scotland	06/04/14	4,192	4,196	(4)
33,094	MXN	Westpac Banking Corp.	06/04/14	2,480	2,523	(43)
99,851	RUB	Credit Suisse International †	06/04/14	2,754	2,772	(18)
4,165	TRY	Credit Suisse International	06/04/14	1,833	1,954	(121)
24,786	ZAR	Barclays Bank plc	06/04/14	2,332	2,344	(12)
3,300	ZAR	Citibank, N.A.	06/04/14	308	313	(5)
24,966	ZAR	Goldman Sachs International	06/04/14	2,281	2,361	(80)
				80,955	81,984	(1,029)

#	For cross-currency exchange contracts, the settlement value is the U.S. Dollar market value at 04/30/14 of the currency being sold, and the value at 04/30/14 is the U.S. Dollar market value of the currency being purchased.

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2014

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2014 (Unaudited)

ADR	— American Depositary Receipt
AUD	— Australian Dollar
CAD	— Canadian Dollar
CDI	— Chess Depositary Interest
CHF	— Swiss Franc
CLP	— Chilean Peso
CVA	— Dutch Certification
DKK	— Danish Krone
EUR	— Euro
GBP	— British Pound
GDR	— Global Depositary Receipt
HKD	— Hong Kong Dollar
HUF	— Hungarian Forint
JPY	— Japanese Yen
MXN	— Mexican Peso
NOK	— Norwegian Krone
NZD	— New Zealand Dollar
Reg. S

—  Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

REIT	— Real Estate Investment Trust
RUB	— Russian Ruble
SEK	— Swedish Krona
SGD	— Singapore Dollar
TRY	— Turkish Lira
VAR	— Variable Rate Security. The interest rate shown is the rate in effect as of April 30, 2014.
ZAR	— South African Rand

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.

(e)

—  Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(g)	— Amount rounds to less than 0.1%.
(h)	— Amount rounds to less than one thousand (shares or dollars).
(i)	— Security has been deemed illiquid pursuant to procedures approved by the Board of Trustees and may be difficult to sell.
(l)	— The rate shown is the current yield as of April 30, 2014.
(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, unfunded commitments and/or forward foreign currency exchange contracts.

(x)

—  Security is perpetual and, thus, does not have a predetermined maturity date. The coupon rate for this security is fixed for a period of time and may be structured to adjust thereafter. The date shown, if applicable, reflects the next call date. The coupon rate shown is the rate in effect as of April 30, 2014.

†	— Non-deliverable forward. See Note 2.D. in the Notes to Financial Statements.

The value and percentage, based on total investments, of the investments that apply the fair valuation policy for the international investments as described in Note 2.A. of the notes to financial statements are as follows (amounts in thousands):

Fund	Value	Percentage
Global Natural Resources Fund	$20,601	45.5%
International Realty Fund	339,343	92.4
Strategic Preservation Fund	13,892	14.8

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2014	J.P. MORGAN SPECIALTY FUNDS	19

STATEMENTS OF ASSETS AND LIABILITIES

AS OF APRIL 30, 2014 (Unaudited)

(Amounts in thousands, except per share amounts)

	Global Natural Resources Fund		International Realty Fund		Strategic Preservation Fund
ASSETS:
Investments in non-affiliates, at value	$41,407		$362,402		$83,152
Investments in affiliates, at value	3,875		5,037		10,773

Total investment securities, at value	45,282		367,439		93,925
Cash	8		87		125
Foreign currency, at value	12		—		2,091
Deposits at broker for futures contracts	—		—		274
Receivables:
Investment securities sold	39		5,036		307
Fund shares sold	101		374		193
Interest from non-affiliates	89		1,124		644
Dividends from affiliates	—	(a)	—	(a)	—	(a)
Tax reclaims	8		11		24
Variation margin on futures contracts	—		—		2,438
Unrealized appreciation on forward foreign currency exchange contracts	—		459		454

Total Assets	45,539		374,530		100,475

LIABILITIES:
Payables:
Investment securities purchased	1,278		5,770		530
Fund shares redeemed	60		36		192
Unrealized depreciation on forward foreign currency exchange contracts	—		699		1,379
Accrued liabilities:
Investment advisory fees	1		242		44
Shareholder servicing fees	8		9		16
Distribution fees	1		9		15
Custodian and accounting fees	33		66		37
Trustees’ and Chief Compliance Officer’s fees	—		—	(a)	—
Other	38		59		60

Total Liabilities	1,419		6,890		2,273

Net Assets	$44,120		$367,640		$98,202

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2014

	Global Natural Resources Fund	International Realty Fund	Strategic Preservation Fund
NET ASSETS:
Paid-in-Capital	$72,080	$370,708	$93,415
Accumulated undistributed (distributions in excess of) net investment income	(453)	(7,722)	335
Accumulated net realized gains (losses)	(27,153)	(38,928)	2,492
Net unrealized appreciation (depreciation)	(354)	43,582	1,960

Total Net Assets	$44,120	$367,640	$98,202

Net Assets:
Class A	$3,573	$41,823	$70,213
Class C	770	1,764	748
Class R2	36	—	—
Class R5	38	309,046	195
Class R6	39	—	—
Select Class	39,664	15,007	27,046

Total	$44,120	$367,640	$98,202

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	358	4,150	4,773
Class C	77	178	52
Class R2	3	—	—
Class R5	4	30,406	13
Class R6	4	—	—
Select Class	3,962	1,482	1,826

Net Asset Value (a):
Class A — Redemption price per share	$9.98	$10.08	$14.71
Class C — Offering price per share (b)	9.92	9.93	14.43
Class R2 — Offering and redemption price per share	10.00	—	—
Class R5 — Offering and redemption price per share	10.23	10.16	14.97
Class R6 — Offering and redemption price per share	10.02	—	—
Select Class — Offering and redemption price per share	10.01	10.12	14.81
Class A maximum sales charge	5.25%	5.25%	3.75%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$10.53	$10.64	$15.28

Cost of investments in non-affiliates	$41,761	$318,576	$79,801
Cost of investments in affiliates	3,875	5,037	10,773
Cost of foreign currency	12	—	2,078

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2014	J.P. MORGAN SPECIALTY FUNDS	21

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED APRIL 30, 2014 (Unaudited)

(Amounts in thousands)

	Global Natural Resources Fund		International Realty Fund	Strategic Preservation Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$—		$—	$305
Dividend income from non-affiliates	322		4,195	308
Dividend income from affiliates	—	(a)	— (a)	1
Foreign taxes withheld	(4)		(310)	(19)

Total investment income	318		3,885	595

EXPENSES:
Investment advisory fees	148		1,448	265
Administration fees	15		134	37
Distribution fees:
Class A	4		46	84
Class C	3		7	2
Class R2	—	(a)	—	—
Shareholder servicing fees:
Class A	4		46	84
Class C	1		2	1
Class R2	—	(a)	—	—
Class R5	—	(a)	68	— (a)
Select Class	41		17	25
Custodian and accounting fees	36		70	49
Professional fees	33		42	49
Trustees’ and Chief Compliance Officer’s fees	—	(a)	2	— (a)
Printing and mailing costs	4		17	7
Registration and filing fees	51		45	38
Transfer agent fees	12		57	28
Other	4		3	4

Total expenses	356		2,004	673

Less amounts waived	(154)		(378)	(116)
Less expense reimbursements	(2)		—	—

Net expenses	200		1,626	557

Net investment income (loss)	118		2,259	38

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(1,065)		(2,111)	2,538
Futures	—		—	20
Foreign currency transactions	3		(438)	(197)

Net realized gain (loss)	(1,062)		(2,549)	2,361

Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	2,623		2,043	385
Futures	—		—	46
Foreign currency translations	—	(a)	(151)	(507)

Change in net unrealized appreciation/depreciation	2,623		1,892	(76)

Net realized/unrealized gains (losses)	1,561		(657)	2,285

Change in net assets resulting from operations	$1,679		$1,602	$2,323

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2014

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Global Natural Resources Fund		International Realty Fund
	Six Months Ended 4/30/2014 (Unaudited)	Year Ended 10/31/2013	Six Months Ended 4/30/2014 (Unaudited)	Year Ended 10/31/2013
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$118	$236	$2,259	$5,192
Net realized gain (loss)	(1,062)	(15,236)	(2,549)	5,385
Change in net unrealized appreciation/depreciation	2,623	6,311	1,892	14,607

Change in net assets resulting from operations	1,679	(8,689)	1,602	25,184

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(13)	(74)	(1,028)	(1,621)
Class C
From net investment income	(1)	(8)	(46)	(61)
Class R2
From net investment income	— (a)	(1)	—	—
Class R5
From net investment income	— (a)	—	(7,958)	(9,476)
Class R6
From net investment income	— (a)	(505)	—	—
Select Class
From net investment income	(222)	(793)	(393)	(448)

Total distributions to shareholders	(236)	(1,381)	(9,425)	(11,606)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	5,248	(28,748)	71,193	102,169

NET ASSETS:
Change in net assets	6,691	(38,818)	63,370	115,747
Beginning of period	37,429	76,247	304,270	188,523

End of period	$44,120	$37,429	$367,640	$304,270

Accumulated undistributed (distributions in excess of) net investment income	$(453)	$(335)	$(7,722)	$(556)

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2014	J.P. MORGAN SPECIALTY FUNDS	23

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Strategic Preservation Fund
	Six Months Ended 4/30/2014 (Unaudited)	Year Ended 10/31/2013
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$38	$293
Net realized gain (loss)	2,361	2,410
Change in net unrealized appreciation/depreciation	(76)	374

Change in net assets resulting from operations	2,323	3,077

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(28)	(948)
From net realized gains	(1,757)	—
Class C
From net investment income	—	(8)
From net realized gains	(15)	—
Class R5
From net investment income	(1)	(3)
From net realized gains	(3)	—
Select Class
From net investment income	(70)	(74)
From net realized gains	(322)	—

Total distributions to shareholders	(2,196)	(1,033)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	22,366	33,021

NET ASSETS:
Change in net assets	22,493	35,065
Beginning of period	75,709	40,644

End of period	$98,202	$75,709

Accumulated undistributed (distributions in excess of) net investment income	$335	$396

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2014

	Global Natural Resources Fund			International Realty Fund
	Six Months Ended 4/30/2014 (Unaudited)		Six Months Ended Year Ended 10/31/2013	4/30/2014 (Unaudited)	Year Ended 10/31/2013
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$1,058		$2,765	$11,975	$27,968
Distributions reinvested	13		74	508	1,610
Cost of shares redeemed	(736)		(3,248)	(5,058)	(18,396)

Change in net assets resulting from Class A capital transactions	$335		$(409)	$7,425	$11,182

Class C
Proceeds from shares issued	$207		$406	$235	$1,200
Distributions reinvested	1		8	42	51
Cost of shares redeemed	(161)		(364)	(351)	(647)

Change in net assets resulting from Class C capital transactions	$47		$50	$(74)	$604

Class R2
Proceeds from shares issued	—	(a)	$2	$—	$—
Distributions reinvested	—	(a)	1	—	—

Change in net assets resulting from Class R2 capital transactions	$—	(a)	$3	$—	$—

Class R5
Proceeds from shares issued	$—	(a)	$3	$54,063	$77,548
Distributions reinvested	—	(a)	—	7,958	9,476
Cost of shares redeemed	—	(a)	—	(343)	(1,878)

Change in net assets resulting from Class R5 capital transactions	$—	(a)	$3	$61,678	$85,146

Class R6
Proceeds from shares issued	$—		$200	$—	$—
Distributions reinvested	—	(a)	506	—	—
Cost of shares redeemed	—		(28,378)	—	—

Change in net assets resulting from Class R6 capital transactions	$—	(a)	$(27,672)	$—	$—

Select Class
Proceeds from shares issued	$4,919		$4,204	$2,899	$7,739
Distributions reinvested	219		47	345	431
Cost of shares redeemed	(272)		(4,974)	(1,080)	(2,933)

Change in net assets resulting from Select Class capital transactions	$4,866		$(723)	$2,164	$5,237

Total change in net assets resulting from capital transactions	$5,248		$(28,748)	$71,193	$102,169

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2014	J.P. MORGAN SPECIALTY FUNDS	25

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Global Natural Resources Fund			International Realty Fund
	Six Months Ended 4/30/2014 (Unaudited)		Six Months Ended Year Ended 10/31/2013	4/30/2014 (Unaudited)	Year Ended 10/31/2013
SHARE TRANSACTIONS:
Class A
Issued	110		285	1,211	2,742
Reinvested	1		7	52	163
Redeemed	(78)		(354)	(507)	(1,810)

Change in Class A Shares	33		(62)	756	1,095

Class C
Issued	22		43	24	121
Reinvested	—	(a)	1	5	5
Redeemed	(17)		(38)	(36)	(64)

Change in Class C Shares	5		6	(7)	62

Class R2
Issued	—	(a)	— (a)	—	—
Reinvested	—	(a)	— (a)	—	—

Change in Class R2 Shares	—	(a)	— (a)	—	—

Class R5
Issued	—	(a)	— (a)	5,438	7,589
Reinvested	—	(a)	—	812	955
Redeemed	—	(a)	—	(35)	(190)

Change in Class R5 Shares	—	(a)	— (a)	6,215	8,354

Class R6
Issued	—		18	—	—
Reinvested	—	(a)	45	—	—
Redeemed	—		(2,536)	—	—

Change in Class R6 Shares	—	(a)	(2,473)	—	—

Select Class
Issued	501		386	293	759
Reinvested	24		4	35	44
Redeemed	(29)		(488)	(110)	(288)

Change in Select Class Shares	496		(98)	218	515

(a)	Amount rounds to less than 1,000 shares.

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2014

	Strategic Preservation Fund
	Six Months Ended 4/30/2014 (Unaudited)	Year Ended 10/31/2013
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$18,179	$41,668
Distributions reinvested	1,768	948
Cost of shares redeemed	(13,304)	(18,368)

Change in net assets resulting from Class A capital transactions	$6,643	$24,248

Class C
Proceeds from shares issued	$226	$59
Distributions reinvested	15	8
Cost of shares redeemed	(14)	(78)

Change in net assets resulting from Class C capital transactions	$227	$(11)

Class R5
Proceeds from shares issued	$107	$—
Distributions reinvested	3	3
Cost of shares redeemed	(32)	—

Change in net assets resulting from Class R5 capital transactions	$78	$3

Select Class
Proceeds from shares issued	$19,835	$10,534
Distributions reinvested	362	58
Cost of shares redeemed	(4,779)	(1,811)

Change in net assets resulting from Select Class capital transactions	$15,418	$8,781

Total change in net assets resulting from capital transactions	$22,366	$33,021

SHARE TRANSACTIONS:
Class A
Issued	1,228	2,873
Reinvested	122	69
Redeemed	(898)	(1,274)

Change in Class A Shares	452	1,668

Class C
Issued	16	4
Reinvested	1	1
Redeemed	(1)	(6)

Change in Class C Shares	16	(1)

Class R5
Issued	7	—
Reinvested	— (a)	1
Redeemed	(2)	—

Change in Class R5 Shares	5	1

Select Class
Issued	1,344	721
Reinvested	25	4
Redeemed	(322)	(124)

Change in Select Class Shares	1,047	601

(a)	Amount rounds to less than 1,000 shares.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2014	J.P. MORGAN SPECIALTY FUNDS	27

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Redemption fees
Global Natural Resources Fund
Class A
Six Months Ended April 30, 2014 (Unaudited)	$9.63	$0.02	(f)	$0.37	$0.39	$(0.04)	$—
Year Ended October 31, 2013	11.68	0.03	(f)	(1.89)	(1.86)	(0.19)	—
Year Ended October 31, 2012	13.57	0.02	(f)	(1.84)	(1.82)	(0.07)	—
November 30, 2010 (g) through October 31, 2011	15.00	(0.02	)(f)	(1.41)	(1.43)	—	—	(h)

Class C
Six Months Ended April 30, 2014 (Unaudited)	9.55	—	(f)(h)	0.38	0.38	(0.01)	—
Year Ended October 31, 2013	11.58	(0.01	)(f)	(1.90)	(1.91)	(0.12)	—
Year Ended October 31, 2012	13.51	(0.04	)(f)	(1.83)	(1.87)	(0.06)	—
November 30, 2010 (g) through October 31, 2011	15.00	(0.09	)(f)	(1.40)	(1.49)	—	—	(h)

Class R2
Six Months Ended April 30, 2014 (Unaudited)	9.63	0.01	(f)	0.38	0.39	(0.02)	—
Year Ended October 31, 2013	11.68	0.02	(f)	(1.92)	(1.90)	(0.15)	—
Year Ended October 31, 2012	13.54	(0.02	)(f)	(1.83)	(1.85)	(0.01)	—
November 30, 2010 (g) through October 31, 2011	15.00	(0.06	)(f)	(1.40)	(1.46)	—	—	(h)

Class R5
Six Months Ended April 30, 2014 (Unaudited)	9.89	0.04	(f)	0.38	0.42	(0.08)	—
Year Ended October 31, 2013	11.74	0.09	(f)	(1.94)	(1.85)	—	—
Year Ended October 31, 2012	13.63	0.07	(f)	(1.85)	(1.78)	(0.11)	—
November 30, 2010 (g) through October 31, 2011	15.00	0.04	(f)	(1.41)	(1.37)	—	—	(h)

Class R6
Six Months Ended April 30, 2014 (Unaudited)	9.69	0.04	(f)	0.38	0.42	(0.09)	—
Year Ended October 31, 2013	11.75	(0.01	)(f)	(1.81)	(1.82)	(0.24)	—
November 30, 2011 (k) through October 31, 2012	13.49	0.08	(f)	(1.71)	(1.63)	(0.11)	—

Select Class
Six Months Ended April 30, 2014 (Unaudited)	9.67	0.03	(f)	0.37	0.40	(0.06)	—
Year Ended October 31, 2013	11.72	0.07	(f)	(1.90)	(1.83)	(0.22)	—
Year Ended October 31, 2012	13.60	0.05	(f)	(1.85)	(1.80)	(0.08)	—
November 30, 2010 (g) through October 31, 2011	15.00	0.02	(f)	(1.42)	(1.40)	—	—	(h)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes interest expense, if applicable, which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Commencement of operations.
(h)	Amount rounds to less than $0.01.
(i)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate with other classes.
(j)	Certain non-recurring expenses incurred by the Fund were not annualized for the period ended October 31, 2011.
(k)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2014

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)		Expenses without waivers and reimbursements		Portfolio turnover rate (b)(e)

$9.98	4.09%	$3,573	1.29%		0.44%		2.14%		18%
9.63	(16.14)	3,126	1.29		0.33		2.00		26
11.68	(13.45)	4,519	1.30		0.16		1.88		38
13.57	(9.53)	3,377	1.29	(i)	(0.15	)(i)	2.00	(i)(j)	23

9.92	3.97	770	1.79		(0.09)		2.64		18
9.55	(16.63)	690	1.80		(0.07)		2.54		26
11.58	(13.88)	768	1.80		(0.36)		2.38		38
13.51	(9.93)	607	1.79	(i)	(0.63	)(i)	2.60	(i)(j)	23

10.00	4.06	36	1.54		0.16		2.39		18
9.63	(16.43)	35	1.55		0.20		2.29		26
11.68	(13.68)	39	1.55		(0.13)		2.12		38
13.54	(9.73)	45	1.54	(i)	(0.46	)(i)	3.90	(i)(j)	23

10.23	4.35	38	0.84		0.86		1.69		18
9.89	(15.76)	36	0.85		0.89		1.59		26
11.74	(13.11)	40	0.85		0.53		1.43		38
13.63	(9.13)	22,816	0.84	(i)	0.34	(i)	1.26	(i)(j)	23

10.02	4.39	39	0.79		0.90		1.64		18
9.69	(15.75)	37	0.80		(0.06)		1.25		26
11.75	(12.14)	29,103	0.79		0.74		1.37		38

10.01	4.24	39,664	1.04		0.67		1.89		18
9.67	(15.90)	33,505	1.05		0.66		1.78		26
11.72	(13.27)	41,778	1.05		0.43		1.62		38
13.60	(9.33)	43,081	1.05	(i)	0.12	(i)	1.83	(i)(j)	23

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2014	J.P. MORGAN SPECIALTY FUNDS	29

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Redemption fees
International Realty Fund
Class A
Six Months Ended April 30, 2014 (Unaudited)	$10.39	$0.05	(f)	$(0.07)	$(0.02)	$(0.29)	$—
Year Ended October 31, 2013	9.85	0.17	(f)	0.94	1.11	(0.57)	—
Year Ended October 31, 2012	8.64	0.21	(f)	1.27	1.48	(0.27)	—
Year Ended October 31, 2011	10.40	0.21	(f)	(1.16)	(0.95)	(0.81)	—	(g)
Year Ended October 31, 2010	9.72	0.34	(f)	1.23	1.57	(0.89)	—	(g)
Year Ended October 31, 2009	8.00	0.26	(f)	1.46	1.72	— (g)	—	(g)

Class C
Six Months Ended April 30, 2014 (Unaudited)	10.23	0.03	(f)	(0.08)	(0.05)	(0.25)	—
Year Ended October 31, 2013	9.70	0.11	(f)	0.93	1.04	(0.51)	—
Year Ended October 31, 2012	8.48	0.16	(f)	1.27	1.43	(0.21)	—
Year Ended October 31, 2011	10.23	0.16	(f)	(1.14)	(0.98)	(0.77)	—	(g)
Year Ended October 31, 2010	9.62	0.27	(f)	1.23	1.50	(0.89)	—	(g)
Year Ended October 31, 2009	7.95	0.21	(f)	1.46	1.67	— (g)	—	(g)

Class R5
Six Months Ended April 30, 2014 (Unaudited)	10.50	0.07	(f)	(0.09)	(0.02)	(0.32)	—
Year Ended October 31, 2013	9.93	0.22	(f)	0.95	1.17	(0.60)	—
Year Ended October 31, 2012	8.72	0.25	(f)	1.27	1.52	(0.31)	—
Year Ended October 31, 2011	10.48	0.24	(f)	(1.16)	(0.92)	(0.84)	—	(g)
Year Ended October 31, 2010	9.76	0.37	(f)	1.25	1.62	(0.90)	—	(g)
Year Ended October 31, 2009	8.03	0.30	(f)	1.48	1.78	(0.05)	—	(g)

Select Class
Six Months Ended April 30, 2014 (Unaudited)	10.45	0.06	(f)	(0.08)	(0.02)	(0.31)	—
Year Ended October 31, 2013	9.88	0.20	(f)	0.94	1.14	(0.57)	—
Year Ended October 31, 2012	8.68	0.24	(f)	1.26	1.50	(0.30)	—
Year Ended October 31, 2011	10.43	0.21	(f)	(1.14)	(0.93)	(0.82)	—	(g)
Year Ended October 31, 2010	9.73	0.34	(f)	1.26	1.60	(0.90)	—	(g)
Year Ended October 31, 2009	8.01	0.29	(f)	1.46	1.75	(0.03)	—	(g)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes interest expense, if applicable, which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2014

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate (b)(e)

$10.08	(0.14)%	$41,823	1.40%	1.01%	1.63%	28%
10.39	11.57	35,262	1.40	1.67	1.66	41
9.85	18.03	22,646	1.40	2.37	1.74	38
8.64	(9.75)	19,437	1.40	2.26	1.90	44
10.40	17.90	16,029	1.40	3.76	2.17	75
9.72	21.55	5,539	1.40	3.35	2.35	129

9.93	(0.45)	1,764	1.90	0.52	2.13	28
10.23	10.98	1,894	1.90	1.15	2.16	41
9.70	17.56	1,196	1.90	1.89	2.24	38
8.48	(10.21)	1,389	1.90	1.67	2.40	44
10.23	17.20	1,443	1.90	3.01	2.67	75
9.62	21.05	931	1.90	2.77	2.85	129

10.16	(0.03)	309,046	0.95	1.47	1.18	28
10.50	12.15	253,912	0.95	2.14	1.21	41
9.93	18.51	157,283	0.95	2.83	1.28	38
8.72	(9.35)	84,380	0.95	2.51	1.44	44
10.48	18.37	45,570	0.95	3.98	1.72	75
9.76	22.36	25,271	0.95	3.83	1.91	129

10.12	(0.11)	15,007	1.15	1.27	1.38	28
10.45	11.87	13,202	1.15	1.95	1.41	41
9.88	18.28	7,398	1.15	2.78	1.50	38
8.68	(9.48)	13,947	1.15	2.20	1.65	44
10.43	18.16	9,520	1.15	3.68	1.92	75
9.73	21.99	8,592	1.15	3.73	2.13	129

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2014	J.P. MORGAN SPECIALTY FUNDS	31

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Strategic Preservation Fund
Class A
Six Months Ended April 30, 2014 (Unaudited)	$14.70	$—	(f)(g)	$0.43	$0.43	$(0.01)	$(0.41)	$(0.42)
Year Ended October 31, 2013	14.13	0.08	(g)	0.84	0.92	(0.35)	—	(0.35)
Year Ended October 31, 2012	15.55	0.14	(g)	(0.38)	(0.24)	—	(1.18)	(1.18)
Year Ended October 31, 2011	15.32	0.19	(g)	0.04	0.23	—	—	—
Year Ended October 31, 2010	14.50	0.06	(g)	0.76	0.82	—	—	—
Year Ended October 31, 2009	14.25	0.03	(g)	0.60	0.63	(0.38)	—	(0.38)

Class C
Six Months Ended April 30, 2014 (Unaudited)	14.46	(0.03	)(g)	0.41	0.38	—	(0.41)	(0.41)
Year Ended October 31, 2013	13.84	0.02	(g)	0.83	0.85	(0.23)	—	(0.23)
Year Ended October 31, 2012	15.33	0.07	(g)	(0.38)	(0.31)	—	(1.18)	(1.18)
Year Ended October 31, 2011	15.18	0.10	(g)	0.05	0.15	—	—	—
Year Ended October 31, 2010	14.45	(0.02	)(g)	0.75	0.73	—	—	—
Year Ended October 31, 2009	14.19	(0.04	)(g)	0.61	0.57	(0.31)	—	(0.31)

Class R5
Six Months Ended April 30, 2014 (Unaudited)	14.97	0.04	(g)	0.42	0.46	(0.05)	(0.41)	(0.46)
Year Ended October 31, 2013	14.39	0.16	(g)	0.84	1.00	(0.42)	—	(0.42)
Year Ended October 31, 2012	15.74	0.21	(g)	(0.38)	(0.17)	—	(1.18)	(1.18)
Year Ended October 31, 2011	15.44	0.25	(g)	0.05	0.30	—	—	—
Year Ended October 31, 2010	14.56	0.12	(g)	0.76	0.88	—	—	—
Year Ended October 31, 2009	14.31	0.09	(g)	0.61	0.70	(0.45)	—	(0.45)

Select Class
Six Months Ended April 30, 2014 (Unaudited)	14.82	0.02	(g)	0.43	0.45	(0.05)	(0.41)	(0.46)
Year Ended October 31, 2013	14.25	0.09	(g)	0.88	0.97	(0.40)	—	(0.40)
Year Ended October 31, 2012	15.64	0.18	(g)	(0.39)	(0.21)	—	(1.18)	(1.18)
Year Ended October 31, 2011	15.37	0.20	(g)	0.07	0.27	—	—	—
Year Ended October 31, 2010	14.52	0.08	(g)	0.77	0.85	—	—	—
Year Ended October 31, 2009	14.28	0.07	(g)	0.60	0.67	(0.43)	—	(0.43)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes interest expense, if applicable, which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Amount rounds to less than $0.01.
(g)	Calculated based upon average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2014

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate (b)(e)

$14.71	2.92%	$70,213	1.32%	0.03%	1.58%	87%
14.70	6.69	63,528	1.33	0.59	1.79	191
14.13	(1.49)	37,488	1.34	0.98	1.85	163
15.55	1.50	54,108	1.34	1.22	1.56	87
15.32	5.66	120,086	1.32	0.39	1.48	78
14.50	4.52	56,450	1.32	0.23	2.10	47

14.43	2.64	748	1.82	(0.47)	2.08	87
14.46	6.22	521	1.83	0.17	2.30	191
13.84	(2.01)	511	1.84	0.49	2.36	163
15.33	0.99	702	1.84	0.69	2.12	87
15.18	5.05	292	1.81	(0.10)	1.99	78
14.45	4.05	235	1.84	(0.30)	3.28	47

14.97	3.13	195	0.87	0.55	1.12	87
14.97	7.14	116	0.88	1.11	1.35	191
14.39	(1.00)	108	0.89	1.42	1.41	163
15.74	1.94	109	0.89	1.65	1.15	87
15.44	6.04	107	0.86	0.82	1.04	78
14.56	5.00	101	0.89	0.66	2.35	47

14.81	3.04	27,046	1.07	0.28	1.33	87
14.82	6.97	11,544	1.08	0.65	1.53	191
14.25	(1.28)	2,537	1.09	1.22	1.61	163
15.64	1.76	1,781	1.09	1.29	1.40	87
15.37	5.85	626	1.09	0.52	1.34	78
14.52	4.80	9,545	1.09	0.46	2.55	47

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2014	J.P. MORGAN SPECIALTY FUNDS	33

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2014 (Unaudited)

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 3 separate funds of the Trust (collectively, the “Funds”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Global Natural Resources Fund	Class A, Class C, Class R2, Class R5, Class R6 and Select Class	Non-Diversified
International Realty Fund	Class A, Class C, Class R5 and Select Class	Non-Diversified
Strategic Preservation Fund	Class A, Class C, Class R5 and Select Class	Non-Diversified

The investment objectives of the Funds are as follows:

The JPMorgan Global Natural Resources Fund seeks to provide long-term capital appreciation.

The JPMorgan International Realty Fund will seek long-term capital growth.

The JPMorgan Strategic Preservation Fund seeks to provide a total return from a diversified portfolio of stocks and bonds.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class R2, Class R5, Class R6 and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Funds are valued. Securities listed on the NASDAQ Stock Market LLC are generally valued at the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on prices received from independent or affiliated pricing services approved by the Board of Trustees or third party broker-dealers. The pricing services or broker-dealers use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services or broker-dealers may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services or broker-dealers also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, various forms of credit enhancements, such as bond insurance, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair values. Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at each investment company’s net asset value per share (“NAV”) as of the report date.

Certain investments of the Funds may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Funds to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material. Futures and options are generally valued on the basis of available market quotations. Swaps and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such pricing services or values received are deemed not representative of fair value, values will be obtained from a third party broker-dealer or counterparty.

Securities or other assets for which market quotations are not readily available or for which market quotations are deemed to not represent the fair value of the security or asset at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. The Board of Trustees has established an Audit and Valuation Committee to assist with the oversight of the valuation of the Funds’ securities. JPMorgan Funds Management, Inc. (the “Administrator”, or “JPMFM”) has established a Valuation Committee (“VC”) that is comprised of senior representatives from JPMFM, J.P. Morgan Investment Management Inc. (the “Adviser” or “JPMIM”), and J.P. Morgan Asset Management’s Legal, Compliance and Risk Management groups and the Funds’ Chief Compliance Officer. The VC’s responsibilities include making determinations regarding Level 3 fair value measurements (“Fair Values”) and/or providing recommendations for approval to the Board of Trustees’ Audit and Valuation Committee, in accordance with the Funds’ valuation policies.

34	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2014

The VC or Board of Trustees, as applicable, primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The VC or Board of Trustees may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Funds apply fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in their portfolios by utilizing the quotations of an independent pricing service, unless the Adviser determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time a Fund calculates its net asset values.

It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. JPMFM and JPMIM are responsible for monitoring developments that may impact Fair Values and for discussing and assessing Fair Values on an ongoing, and at least a quarterly basis with the VC and Board of Trustees, as applicable. The appropriateness of Fair Values is assessed based on results of unchanged price review and consideration of macro or security specific events, back testing, and broker and vendor due diligence.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the fair value of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following tables represent each valuation input by country as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

Global Natural Resources Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Investments in Securities
Common Stocks
Australia	$179	$3,108	$—	(a)	$3,287
Canada	13,014	660	—		13,674
Ireland	220	—	—		220
Netherlands	439	1,408	—		1,847
New Zealand	—	23	—		23
Norway	—	556	—		556
Russia	—	1,242	—		1,242
South Africa	206	350	—		556
Sweden	—	906	—		906
Switzerland	—	2,525	—		2,525
United Kingdom	3,130	6,950	—		10,080
United States	6,491	—	—		6,491

Total Common Stocks	23,679	17,728	—	(a)	41,407

Short-Term Investment
Investment Company	3,875	—	—		3,875

Total Investments in Securities	$27,554	$17,728	$—	*(a)	$45,282

*	Level 3 securities are valued by brokers and pricing services. At April 30, 2014, the value of these securities was zero. The inputs for these securities are not readily available or cannot be reasonably estimated and are generally those inputs described in Note A. The appropriateness of fair values for these securities is monitored on an ongoing basis which may include results of back testing, results of broker and vendor due diligence, unchanged price review and consideration of macro or security specific events.

APRIL 30, 2014	J.P. MORGAN SPECIALTY FUNDS	35

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2014 (Unaudited) (continued)

International Realty Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs			Total
Investments in Securities
Common Stocks
Australia	$—	$46,838		$—	(a)	$46,838
Belgium	—	2,796		—		2,796
Canada	23,059	—		—		23,059
Finland	—	3,247		—		3,247
France	—	37,783		—		37,783
Germany	7,039	7,927		—		14,966
Hong Kong	—	41,176		—		41,176
Japan	—	88,744		—		88,744
Netherlands	—	8,881		—		8,881
Norway	2,754	—		—		2,754
Singapore	—	32,015		—		32,015
United Kingdom	17,785	42,334		—		60,119

Total Common Stocks	50,637	311,741		—	(a)	362,378

Warrant
Hong Kong	24	—		—		24
Short-Term Investment
Investment Company	5,037	—		—		5,037

Total Investments in Securities	$55,698	$311,741		$—	*(a)	$367,439

Appreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$459		$—		$459

Depreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$(699)	$		—(a)	$(699)

*	Level 3 securities are valued by brokers and pricing services. At April 30, 2014, the value of these securities was zero. The inputs for these securities are not readily available or cannot be reasonably estimated and are generally those inputs described in Note A. The appropriateness of fair values for these securities is monitored on an ongoing basis which may include results of back testing, results of broker and vendor due diligence, unchanged price review and consideration of macro or security specific events.

Strategic Preservation Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Belgium	$—	$811	$—	$811
France	—	1,277	—	1,277
Ireland	—	1,241	—	1,241
Japan	—	3,009	—	3,009
Netherlands	—	452	—	452
Norway	—	836	—	836
Switzerland	—	2,353	—	2,353
United Kingdom	43	3,871	—	3,914
United States	13,182	—	—	13,182

Total Common Stocks	13,225	13,850	—	27,075

Debt Securities
Convertible Bonds
France	—	741	—	741
United Kingdom	—	976	—	976
United States	—	1,294	—	1,294

Total Convertible Bonds	—	3,011	—	3,011

36	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2014

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Preferred Security
Cayman Islands	$—	$740	$—	$740
Foreign Government Securities	—	32,099	—	32,099
U.S. Treasury Obligations	—	20,227	—	20,227
Short-Term Investment
Investment Company	10,773	—	—	10,773

Total Investments in Securities	$23,998	$69,927	$—	$93,925

Appreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$454	$—	$454
Futures Contracts	245	—	—	245

Total Appreciation in Other Financial Instruments	$245	$454	$—	$699

Depreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$(1,379)	$—	$(1,379)
Futures Contracts	(728)	—	—	(728)

Total Depreciation in Other Financial Instruments	$(728)	$(1,379)	$—	$(2,107)

(a)	Value is zero.

There were no transfers among any levels during the six months ended April 30, 2014.

B. Restricted and Illiquid Securities — Certain securities held by the Funds may be subject to legal or contractual restrictions on resale and/or are illiquid. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933 (the “Securities Act”). Illiquid securities are securities which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately their fair value and include, but are not limited to, repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net assets of the Funds. As of April 30, 2014, the Funds had no investments in restricted securities other than securities sold to the Funds under Rule 144A and/or Regulation S under the Securities Act.

The following is the value and percentage of net assets of illiquid securities as of April 30, 2014 (amounts in thousands):

	Value		Percentage
Global Natural Resources Fund	$—	(a)	—%
International Realty Fund	—	(a)	—

(a)	Value is zero.

C. Futures Contracts — Strategic Preservation Fund uses treasury, index and financial futures contracts to gain or reduce exposure to the stock and bond market, enhance returns, maintain liquidity and minimize transaction costs. The Fund buys futures contracts to immediately invest incoming cash in the market or sells futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as change in net unrealized appreciation/depreciation in the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated in the SOI and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The Fund may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

APRIL 30, 2014	J.P. MORGAN SPECIALTY FUNDS	37

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2014 (Unaudited) (continued)

The Fund’s futures contracts are not subject to master netting arrangements.

The table below discloses the volume of the Fund’s futures contracts activity during the six months ended April 30, 2014 (amounts in thousands):

Strategic Preservation Fund
Equity
Average Notional Balance Long	$11,727
Average Notional Balance Short	21,603
Ending Notional Balance Long	8,651
Ending Notional Balance Short	18,356

Interest Rate
Average Notional Balance Long	9,919
Average Notional Balance Short	26,479
Ending Notional Balance Long	13,074
Ending Notional Balance Short	37,543

D. Forward Foreign Currency Exchange Contracts — The Funds may be exposed to foreign currency risks associated with portfolio investments and therefore use forward foreign currency exchange contracts to hedge or manage these exposures. The Funds also buy forward foreign currency exchange contracts to gain exposure to currencies. Forward foreign currency exchange contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

The values of the forward foreign currency exchange contracts are adjusted daily based on the applicable exchange rate of the underlying currency. Changes in the value of these contracts are recorded as unrealized appreciation/(depreciation) until the contract settlement date. When the forward foreign currency exchange contract is closed, the Funds record a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed.

As of April 30, 2014, the Funds did not receive or post collateral for forward foreign currency exchange contracts.

The Funds are party to various derivative contracts governed by International Swaps and Derivatives Association master agreements (“ISDA agreements”). The Funds’ ISDA agreements, which are separately negotiated with each dealer counterparty, may contain provisions allowing, absent other considerations, a counterparty to exercise rights, to the extent not otherwise waived, against the Funds in the event the Funds’ net assets decline over time by a pre-determined percentage or fall below a pre-determined floor. The ISDA agreements also contain provisions allowing, absent other conditions, the Funds to exercise rights, to the extent not otherwise waived, against the counterparty (i.e. decline in a counterparty’s credit rating below a specified level). Such rights for both the counterparty and Funds often include the ability to terminate (i.e. close out) open contracts at prices which may favor the counterparty, which could have an adverse effect on the Funds. The ISDA agreements give the Funds and counterparty the right, upon an event of default, to close out all transactions traded under such agreements and to net amounts owed or due across all transactions and offset such net payable or receivable with collateral posted to a segregated account by one party to the other.

The table below discloses the volume of the Funds’ forward foreign currency exchange contracts activity during the six months ended April 30, 2014 (amounts in thousands):

	International Realty Fund	Strategic Preservation Fund
Average Settlement Value Purchased	$53,372	$55,368
Average Settlement Value Sold	42,446	86,658
Ending Settlement Value Purchased	79,494	43,233
Ending Settlement Value Sold	61,131	80,955

E. Summary of Derivatives Information — The following tables present the value of derivatives held as of April 30, 2014, by their primary risk exposure and respective location on the Statements of Assets and Liabilities (amounts in thousands):

International Realty Fund

Derivative Contract	Statement of Assets and Liabilities Location
Gross Assets:		Forward Foreign Currency Exchange Contracts
Foreign exchange contracts	Receivables	$459

Gross Liabilities:
Foreign exchange contracts	Payables	$(699)

38	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2014

The following tables present the value of derivatives held as of April 30, 2014, by their primary underlying risk exposure and respective location on the Statements of Assets and Liabilities (amounts in thousands):

Strategic Preservation Fund

Derivative Contract	Statement of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)	Forward Foreign Currency Exchange Contracts	Total
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	$171	$—	$171
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	74	—	74
Foreign exchange contracts	Receivables	—	454	454

		$245	$454	$699

Gross Liabilities:
Equity contracts	Payables, Net Assets — Unrealized Depreciation	$(618)	$—	$(618)
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	(110)	—	(110)
Foreign exchange contracts	Payables	—	(1,379)	(1,379)

		$(728)	$(1,379)	$(2,107)

(a)	This amount represents the cumulative appreciation/(depreciation) of futures contracts as reported on the SOIs. The Statements of Assets and Liabilities only reflect the current day variation margin receivable/payable to brokers.

The following tables present the Fund’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and net of any related collateral received or posted by the Fund as of April 30, 2014 (amounts in thousands):

Strategic Preservation Fund

Counterparty	Gross Amount of Derivative Assets Presented in the Statements of Assets and Liabilities (a)		Derivatives Available for Offset	Collateral Received (d)	Net Amount Due From Counterparty (not less than zero)
Barclays Bank plc	$1		$(1)	$—	$—
BNP Paribas	8		(8)	—	—
Citibank, N.A.	149		(102)	—	47
Credit Suisse International	34		(34)	—	—
Deutsche Bank AG	16		—	—	16
Goldman Sachs International	67		(67)	—	—
HSBC Bank, N.A.	25		(25)	—	—
Royal Bank of Canada	6		—	—	6
Societe Generale	19		—	—	19
Union Bank of Switzerland AG	5		(5)	—	—
Westpac Banking Corp.	124		(124)	—	—
Exchange Traded Futures Contracts (b)	245	(c)	—	—	245

	$699		$(366)	$—	$333

APRIL 30, 2014	J.P. MORGAN SPECIALTY FUNDS	39

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2014 (Unaudited) (continued)

Counterparty	Gross Amount of Derivative Liabilities Presented in the Statements of Assets and Liabilities (a)		Derivatives Available for Offset	Collateral Posted (d)	Net Amount Due To Counterparty (not less than zero)
Australia and New Zealand Banking Group Limited	$273		$—	$—	$273
Barclays Bank plc	17		(1)	—	16
BNP Paribas	83		(8)	—	75
Citibank, N.A.	102		(102)	—	—
Credit Suisse International	234		(34)	—	200
Goldman Sachs International	109		(67)	—	42
HSBC Bank, N.A.	181		(25)	—	156
Royal Bank of Scotland	11		—	—	11
State Street Corp.	3		—	—	3
Union Bank of Switzerland AG	230		(5)	—	225
Westpac Banking Corp.	136		(124)	—	12
Exchange Traded Futures Contracts (b)	728	(c)	—	—	728

	$2,107		$(366)	$—	$1,741

(a)	For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities subject to master netting arrangements in the Statements of Assets and Liabilities.
(b)	These derivatives are not subject to master netting arrangements.
(c)	This amount represents the cumulative appreciation (depreciation) of futures contracts as reported in the SOI. The Statements of Assets and Liabilities only reflect the current day variation margin receivable/payable to brokers for futures contracts.
(d)	Collateral received or posted is limited to the net derivative asset or net derivative liability amounts. See Note 2.D. for actual collateral received or posted.

The following tables present the effect of derivatives on the Statements of Operations for the six months ended April 30, 2014, by primary underlying risk exposure (amounts in thousands):

International Realty Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Statements of Operations
Derivative Contract	Forward Foreign Currency Exchange Contracts	Total
Foreign exchange contracts	$(437)	$(437)

Amount of Change in Unrealized Appreciation/ (Depreciation) on Derivatives Recognized in Statements of Operations
Derivative Contract	Forward Foreign Currency Exchange Contracts	Total
Foreign exchange contracts	$(145)	$(145)

The following tables present the effect of derivatives on the Statements of Operations for the six months ended April 30, 2014, by primary underlying risk exposure (amounts in thousands):

Strategic Preservation Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Statements of Operations
Derivative Contract	Futures Contracts	Forward Foreign Currency Exchange Contracts	Total
Interest rate contracts	$(173)	$—	$(173)
Foreign exchange contracts	—	(366)	(366)
Equity contracts	193	—	193

	$20	$(366)	$(346)

40	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2014

Amount of Change in Unrealized Appreciation/ (Depreciation) on Derivatives Recognized in Statements of Operations
Derivative Contract	Futures Contracts	Forward Foreign Currency Exchange Contracts	Total
Interest rate contracts	$243	$—	$243
Foreign exchange contracts	—	(522)	(522)
Equity contracts	(197)	—	(197)

	$46	$(522)	$(476)

The Funds’ derivatives contracts held at April 30, 2014 are not accounted for as hedging instruments under GAAP.

F. Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

Although the net assets of the Funds are presented at the foreign exchange rates and market values at the close of the period, the Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held. Accordingly, such foreign currency gains (losses) are included in the reported Change in net unrealized appreciation/depreciation on investment transactions on the Statements of Operations. The Funds do isolate the effect of changes in foreign exchange rates from fluctuations when determining realized gain or loss for sales of fixed income securities.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the Statements of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end and are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the Statements of Operations.

G. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when a Fund first learns of the dividend.

H. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

I. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of April 30, 2014, no liability for income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Fund’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

J. Foreign Taxes — The Funds may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

K. Distributions to Shareholders — Distributions from net investment income are generally declared and paid annually and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

APRIL 30, 2014	J.P. MORGAN SPECIALTY FUNDS	41

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2014 (Unaudited) (continued)

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, the Adviser, an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), supervises the investments of each Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual rate for each Fund is as follows:

Global Natural Resources Fund	0.80%
International Realty Fund	0.90
Strategic Preservation Fund	0.60

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator, an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended April 30, 2014, the effective annualized rate was 0.08% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class C and Class R2 Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class C	Class R2
Global Natural Resources Fund	0.25%	0.75%	0.50%
International Realty Fund	0.25	0.75	n/a
Strategic Preservation Fund	0.25	0.75	n/a
In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended April 30, 2014, the Distributor retained the following (amounts in thousands):

	Front-End Sales Charge		CDSC
Global Natural Resources Fund	$2		$—
International Realty Fund	—	(a)	—	(a)
Strategic Preservation Fund	1		—

(a)	Amount rounds to less than $1,000.

D. Shareholder Servicing Fees — The Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. The Class R6 Shares do not participate in the Shareholder Servicing Agreement. For performing these services, the Distributor receives a fee that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class C	Class R2	Class R5	Select Class
Global Natural Resources Fund	0.25%	0.25%	0.25%	0.05%	0.25%
International Realty Fund	0.25	0.25	n/a	0.05	0.25
Strategic Preservation Fund	0.25	0.25	n/a	0.05	0.25

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For these services, the Funds pay JPMCB transaction and asset based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts

42	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2014

paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statements of Operations. The Funds earn interest on uninvested cash balances held by the custodian. Such interest amounts are presented separately in the Statements of Operations.

Interest income, if any, earned on cash balances at the custodian, is included in Interest income from affiliates in the Statements of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statements of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class C	Class R2	Class R5	Class R6	Select Class
Global Natural Resources Fund	1.30%	1.80%	1.55%	0.85%	0.80%	1.05%
International Realty Fund	1.40	1.90	n/a	0.95	n/a	1.15
Strategic Preservation Fund	1.35	1.85	n/a	0.90	n/a	1.10

The expense limitation agreements were in effect for the six months ended April 30, 2014. The contractual expense limitation percentages in the table above are in place until at least February 28, 2015.

For the six months ended April 30, 2014, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total	Contractual Reimbursement
Global Natural Resources Fund	$138	$15	$—	$153	$2
International Realty Fund	157	134	80	371	—
Strategic Preservation Fund	43	37	22	102	—

Additionally, the Funds may invest in one or more money market funds advised by the Adviser or its affiliates. The Adviser, Administrator and Distributor, as shareholder servicing agent, waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Funds’ investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amounts of these waivers resulting from investments in these money market funds for the six months ended April 30, 2014 were as follows (amounts in thousands):

Global Natural Resources Fund	$1
International Realty Fund	7
Strategic Preservation Fund	14

G. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with Federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended April 30, 2014, the Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Adviser.

The Funds may use related party broker-dealers. For the six months ended April 30, 2014, the International Realty Fund and Strategic Preservation Fund incurred less than $1,000 in brokerage commissions with broker-dealers affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

APRIL 30, 2014	J.P. MORGAN SPECIALTY FUNDS	43

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2014 (Unaudited) (continued)

4. Investment Transactions

During the six months ended April 30, 2014, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
Global Natural Resources Fund	$10,590	$6,702	$—	$—
International Realty Fund	157,760	90,699	—	—
Strategic Preservation Fund	60,678	62,158	14,734	—

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation/(depreciation) in value of investment securities held at April 30, 2014 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Global Natural Resources Fund	$45,636	$4,935	$5,289	$(354)
International Realty Fund	323,613	48,951	5,125	43,826
Strategic Preservation Fund	90,574	3,830	479	3,351

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Funds after October 31, 2011, are carried forward indefinitely, and retain their character as short-term and/or long-term losses. Prior to the Act, net capital losses incurred by the Funds were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At October 31, 2013, the Funds had post-enactment net capital loss carryforwards (amounts in thousands):

	Capital Loss Carryforward Character
	Short-Term	Long-Term
Global Natural Resources Fund	$6,749	$17,157
International Realty Fund	2,496	2,022

At October 31, 2013, the following Funds had pre-enactment net capital loss carryforwards, expiring during the year indicated, which are available to offset future realized gains (amounts in thousands):

	2015	2016	2017	2018	2019	Total
Global Natural Resources Fund	$—	$—	$—	$—	$1,802	$1,802
International Realty Fund	1,161	9,106	13,760	2,062	477	26,566

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Funds because the Funds and the series of JPMorgan Trust II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 10, 2014.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at April 30, 2014, or at any time during the six months then ended. Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statements of Operations.

44	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2014

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

In addition, as of April 30, 2014 the J.P. Morgan Investor Funds and JPMorgan SmartRetirement Funds, which are affiliated funds of funds, own, in the aggregate, more than 10% of the net assets of the Funds as follows:

	J.P. Morgan Investor Funds	JPMorgan SmartRetirement Funds
Global Natural Resources Fund	85.0%	—%
International Realty Fund	—	78.8

In addition, Strategic Preservation Fund has several shareholders, which are accounts maintained by financial intermediaries on behalf of their clients, that own significant portions of the Fund’s outstanding shares.

Significant shareholder transactions by these shareholders, if any, may impact the Funds’ performance.

The Funds may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions, which may vary throughout the year depending on the Fund. Such concentrations may subject the Funds to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

As of April 30, 2014, substantially all of the International Realty Fund’s net assets consisted of securities that are denominated in foreign currencies. Changes in currency exchange rates will affect the value of, and investment income from, such securities.

As of April 30, 2014, the Funds had the following country allocations representing greater than 10% of total investments.

	Australia	Canada	France	Hong Kong	Japan	United Kingdom	United States
Global Natural Resources Fund	—	30.2%	—	—	—	22.3%	14.3%
International Realty Fund	12.7%	—	10.3%	11.2%	24.2%	16.4	—
Strategic Preservation Fund	—	—	—	—	—	—	36.9

As of April 30, 2014, the Global Natural Resources Fund invested approximately 41.5% and 17.3% of its total investments in the Diversified Metals & Mining and Oil & Gas Exploration & Production industries, respectively. The International Realty Fund invested approximately 38.0% and 29.6% of its total investments in the Real Estate Management & Development and Diversified industries, respectively.

Because the Global Natural Resources Fund invests a substantial portion of its assets in the natural resources sector, events that affect natural resources will have a greater effect on the Fund than they would on a fund that is more widely diversified among a number of unrelated industries. In addition, certain natural resources sub-sectors are subject to greater governmental regulation than are other industries; therefore, changes in tax and other government regulations may be more likely to adversely affect the Fund.

The International Realty Fund invests primarily in shares of real estate securities. While the Fund will not invest in real estate directly, the Fund may be subject to risks similar to those associated with direct ownership of real estate. These risks may include, but are not limited to, price movement as a result of interest rate fluctuations, general and local economic conditions, and heavy cash flow dependency, in addition to securities market risks.

The Strategic Preservation Fund is subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. The ability of the issuers of debt to meet their obligations may be affected by the economic and political developments in a specific industry or region.

8. Subsequent Events

At a special meeting in June 2014, the Board of Trustees of the International Realty Fund approved the liquidation of the Fund which is expected to occur on or about July 31, 2014.

Subsequent to April 30, 2014 and through June 20, 2014, several shareholders of the Fund redeemed their Class R5 Shares. The Fund paid the redemptions primarily with the proceeds resulting from disposing of portfolio securities. The proceeds from these redemptions amounted to approximately 55% of the Fund’s net assets at April 30, 2014.

APRIL 30, 2014	J.P. MORGAN SPECIALTY FUNDS	45

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, November 1, 2013, and continued to hold your shares at the end of the reporting period, April 30, 2014.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value November 1, 2013	Ending Account Value April 30, 2014	Expenses Paid During the Period*	Annualized Expense Ratio
Global Natural Resources Fund
Class A
Actual	$1,000.00	$1,040.90	$6.53	1.29%
Hypothetical	1,000.00	1,018.40	6.46	1.29
Class C
Actual	1,000.00	1,039.70	9.05	1.79
Hypothetical	1,000.00	1,015.92	8.95	1.79
Class R2
Actual	1,000.00	1,040.60	7.79	1.54
Hypothetical	1,000.00	1,017.16	7.70	1.54
Class R5
Actual	1,000.00	1,043.50	4.26	0.84
Hypothetical	1,000.00	1,020.63	4.21	0.84
Class R6
Actual	1,000.00	1,043.90	4.00	0.79
Hypothetical	1,000.00	1,020.88	3.96	0.79
Select Class
Actual	1,000.00	1,042.40	5.27	1.04
Hypothetical	1,000.00	1,019.64	5.21	1.04

International Realty Fund
Class A
Actual	1,000.00	998.60	6.94	1.40
Hypothetical	1,000.00	1,017.85	7.00	1.40
Class C
Actual	1,000.00	995.50	9.40	1.90
Hypothetical	1,000.00	1,015.37	9.49	1.90

46	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2014

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value November 1, 2013	Ending Account Value April 30, 2014	Expenses Paid During the Period*	Annualized Expense Ratio
International Realty Fund (continued)
Class R5
Actual	$1,000.00	$999.70	$4.71	0.95%
Hypothetical	1,000.00	1,020.08	4.76	0.95
Select Class
Actual	1,000.00	998.90	5.70	1.15
Hypothetical	1,000.00	1,019.09	5.76	1.15

Strategic Preservation Fund
Class A
Actual	1,000.00	1,029.20	6.64	1.32
Hypothetical	1,000.00	1,018.25	6.61	1.32
Class C
Actual	1,000.00	1,026.40	9.14	1.82
Hypothetical	1,000.00	1,015.77	9.10	1.82
Class R5
Actual	1,000.00	1,031.30	4.38	0.87
Hypothetical	1,000.00	1,020.48	4.36	0.87
Select Class
Actual	1,000.00	1,030.40	5.39	1.07
Hypothetical	1,000.00	1,019.49	5.36	1.07

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

APRIL 30, 2014	J.P. MORGAN SPECIALTY FUNDS	47

TAX LETTER

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended October 31, 2013. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2013. The information necessary to complete your income tax returns for the calendar year ending December 31, 2013 was provided under separate cover.

Foreign Source Income and Foreign Tax Credit Pass Through

For the fiscal year ended October 31, 2013, the Funds elected to pass through to shareholders the income tax credit for taxes paid to foreign countries. Gross income and foreign tax expenses were as follows or amounts as finally determined (amounts in thousands):

	Gross Income	Foreign Tax Pass Through
Global Natural Resources Fund	$555	$20
International Realty Fund	8,350	574
Strategic Preservation Fund	728	25

The pass-through of the foreign tax credit will only affect those persons who were shareholders on the dividend record date in December, 2013. These shareholders received more detailed information along with their 2013 Form 1099-DIV.

48	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2014

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2014. All rights reserved. April 2014.	SAN-SPEC2-414

Semi-Annual Report

J.P. Morgan Funds

April 30, 2014 (Unaudited)

JPMorgan Global Allocation Fund

Investments in the Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of the Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Fund.

Prospective investors should refer to the Fund’s prospectus for a discussion of the Fund’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

MAY 29, 2014 (Unaudited)

Dear Shareholder:

Broad improvement in the global economy — particularly in developed markets — drove global equity prices to successive record highs during the six months ended April 30, 2014. While bond markets experienced periodic volatility, the concerted efforts of central banks to hold down interest rates and thus tamp down inflationary pressures ultimately helped bond prices to recover somewhat toward the end of the period. Globally, investors appeared to shrug off events that had rattled financial markets: the U.S. Federal Reserve’s (the “Fed”) decision to taper its asset purchasing; severe winter weather across large parts of the U.S.; the continuing political/military crisis in Ukraine; and broad concerns about the health of China’s economy.

“Central bank policies in the U.S. and Europe are beginning to diverge, with the Fed moving toward a more normalized economy and the European Central Bank committed to intervention and guarding against the threat of price deflation.”

In December, the Fed followed through on its stated policy direction and reduced its monthly purchases of U.S. Treasury bonds and mortgage-backed securities by $10 billion to $75 billion and further cut purchases to $55 billion by the end of April. The initial move in December set off a rally in U.S. equities that drove share prices to record highs by the end of calendar year 2013.

While U.S. economic indicators showed incremental improvement through the first half of the reporting period, a string of winter storms curbed economic activity and held down productivity to a larger extent than was generally known at the time. Subsequent data showed the U.S. economy shrank by 1% in the first three months of 2014, even as consumer spending on services had the largest increase in 14 years. Winter storms crimped profits at airlines, parcel delivery firms and homebuilders. Bond prices rebounded somewhat in 2014, as slower-than-expected domestic growth and instability in emerging markets lifted demand for fixed income securities. For the six months ended April 30, 2014, the Standard & Poor’s 500 Index returned 8.36%, while the Barclays U.S. Aggregate Index returned 1.74%.

In Europe, the crisis in Ukraine threatened to disrupt the economic stability that had returned during the second half of 2013. Though a direct military confrontation between Ukraine and Russia had largely been avoided, the imposition of economic sanctions against leading members of Russian President Vladimir Putin’s inner circle raised questions about Europe’s dependence on natural gas exports from Russia. At the end of the reporting period, European energy supplies remained intact. Moreover, the European Union’s continued economic recovery — marked by Ireland’s exit from the bloc’s bailout program — and healthy corporate profits, combined with mergers and acquisitions activity, helped to lift equity markets. Bond prices across Europe also gained as instability in emerging markets drove investors to seek yield elsewhere.

In Japan, equity markets reached record highs and outperformed other developed markets at the end of calendar year 2013. However, investor enthusiasm for the policies of Prime Minister Shinzo Abe began to recede in 2014 as the Japanese economy showed signs of sputtering. An April 1, 2014 increase in the national consumption tax further weakened investor sentiment amid concerns the tax hike would curb domestic demand. Exporters, particularly automakers, came under pressure on expectations that a strengthening yen may erase the comparative advantage they had enjoyed over the past year. The Morgan Stanley Capital International Europe, Australasia, Far East Index (net of foreign withholding taxes) returned 4.44% for the six-month period.

China and Emerging Markets

Emerging market volatility continued throughout the six-month period. The Fed’s decision in December to taper off asset purchases sparked a sell-off across emerging markets that drove volatility in emerging market currencies. Disappointing economic data from China, combined with the first default in the Chinese bond market, again raised concerns about the potential for a sharp slowdown in growth. Demand from China is a major driver of emerging market exports and a slower growth in the Chinese economy would have an outsized impact on emerging market economies. Elsewhere, a currency crisis in Argentina and political uncertainty surrounding election cycles in select emerging markets also weighed on financial markets. The Morgan Stanley Capital International Emerging Markets Index (net of foreign withholdings taxes) returned -2.98% for the six-month period. Despite the headwinds facing emerging markets, the Barclays Emerging Markets USD Aggregate Index returned 3.00%, which illustrates the extent to which investors were willing to take on risk in their search for extra yield.

Central bank policies in the U.S. and Europe are beginning to diverge, with the Fed moving toward a more normalized economy and the European Central Bank committed to intervention and guarding against the threat of price deflation. The trajectory of Japan’s economy is uncertain and emerging markets remain vulnerable to shocks from developments in China, changes in investor sentiment and domestic political turmoil. This backdrop reinforces the wisdom of maintaining a long-term view of your investment portfolio and the benefits derived from diversified holdings.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management J.P. Morgan Asset Management

APRIL 30, 2014	J.P. MORGAN FUNDS	1

JPMorgan Global Allocation Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2014 (Unaudited)

Reporting Period Return:
Fund (Select Class Shares)*	3.94%
Morgan Stanley Capital International (“MSCI”) World Index (net of foreign withholding taxes)	6.32%
Global Allocation Composite Benchmark	4.54%

Net Assets as of 4/30/2014	$56,419,223

INVESTMENT OBJECTIVE**

The JPMorgan Global Allocation Fund (the “Fund”) seeks to maximize long-term total return.

HOW DID THE MARKET PERFORM?

Central banks in most developed market economies continued their efforts to stimulate growth with accommodative policies. In the U.S., the Federal Reserve (the “Fed”) reduced its monthly asset purchases by $20 billion to $65 billion in the face of steady improvements in employment and other economic indicators. The Fed’s initial move in December was followed by selling in emerging markets that led to currency volatility. While the pace of the sell-off abated later in the period, emerging markets overall continued to underperform developed markets. In the European Union, economic recovery continued and corporate earnings and mergers and acquisition activity bolstered share prices. Disappointing economic data from China, combined with the first default in the Chinese bond market, again raised concerns about future growth in its economy.

Fixed income securities, as measured by the Barclays U.S. Aggregate Index, posted a 1.74% return and underperformed global equities as measured by the MSCI World Index, which returned 6.32% for the six months ended April 30, 2014.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

For the six months ended April 30, 2014, the Fund (Select Class Shares) underperformed the Global Allocation Composite Benchmark (the “Benchmark”), which is comprised of 60% MSCI World Index (net of foreign withholding taxes) and 40% Barclays U.S. Aggregate Index. The Fund also underperformed the MSCI World Index, its primary benchmark.

The Fund’s overall low duration and lack of exposure to investment grade fixed income securities detracted from performance relative to the Benchmark. Duration measures the price sensitivity of a bond or a portfolio of bonds to relative changes in interest rates. Generally, bonds with longer duration will experience a larger increase or decrease in price as interest rates go down or up, respectively, versus bonds with shorter duration.

The Fund’s exposure to high-yield debt (also called “Junk Bonds”) made a positive contribution to performance relative to the Benchmark.

Improving economic prospects, particularly within the U.S. and Europe, helped to drive developed equity markets higher during the reporting period. The Fund’s exposure to global developed market equities, including U.S. and Europe, Australasia and Far East markets, contributed to the Fund’s absolute performance. However, security selection detracted modestly from performance relative to the Benchmark.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers continued to maintain a constructive view on U.S. equities and other risk assets in general. Internationally, the Fund was invested in globally-oriented companies that in the managers’ opinion have sustainable yields that, despite near-term volatility, should prove resilient in a low rate environment. Although the portfolio managers had been reducing the Fund’s exposure to high yield in favor of equities, they believe high yield remains an important part of a globally diversified portfolio. At the start of 2014, the Fund was biased toward cyclical growth stocks that underperformed more defensive stocks, which benefitted from a drop in Treasury rates.

2	J.P. MORGAN FUNDS	APRIL 30, 2014

TOP TEN HOLDINGS OF THE PORTFOLIO***
1.	Bundesrepublik Deutschland (Germany), 3.500%, 07/04/19	8.6%
2.	JPMorgan Emerging Markets Equity Fund, Class R6 Shares (United States)	6.6
3.	JPMorgan Floating Rate Income Fund, Class R6 Shares (United States)	5.5
4.	Bundesrepublik Deutschland (Germany), 2.250%, 09/04/21	2.4
5.	U.S. Treasury Note (United States), 0.250%, 01/31/15	1.9
6.	Finland Government Bond, Reg. S (Finland), 2.750%, 07/04/28	1.7
7.	Italy Buoni Poliennali Del Tesoro (Italy), 5.500%, 11/01/22	1.6
8.	Novartis AG (Switzerland)	1.0
9.	Roche Holding AG (Switzerland)	0.9
10.	Shire plc (Ireland)	0.8

PORTFOLIO COMPOSITION BY COUNTRY***
United States	52.4%
Germany	16.1
United Kingdom	4.5
Japan	4.2
Switzerland	3.0
France	2.4
Netherlands	1.9
Italy	1.9
Finland	1.7
Ireland	1.3
Others (each less than 1.0%)	4.8
Short-Term Investment	5.8

*	The return shown is based on the net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of April 30, 2014. The Fund’s portfolio composition is subject to change.

APRIL 30, 2014	J.P. MORGAN FUNDS	3

JPMorgan Global Allocation Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2014 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2014

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	SINCE INCEPTION
CLASS A SHARES	5/31/11
Without Sales Charge		3.81%	7.53%	6.56%
With Sales Charge**		(0.89)	2.67	4.88
CLASS C SHARES	5/31/11
Without CDSC		3.53	6.91	6.02
With CDSC***		2.53	5.91	6.02
CLASS R2 SHARES	5/31/11	3.68	7.27	6.30
SELECT CLASS SHARES	5/31/11	3.94	7.74	6.82

*	Not annualized.
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (5/31/11 TO 4/30/14)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on May 31, 2011.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Global Allocation Fund, the MSCI World Index, the Global Allocation Composite Benchmark and the Lipper Global Flexible Portfolio Funds Index from May 31, 2011 to April 30, 2014. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI World Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The performance of the Global Allocation Composite Benchmark does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of securities included in the benchmark, if applicable. The performance of the Lipper Global Flexible Portfolio Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The Global Allocation Composite

Benchmark is a composite benchmark comprised of unmanaged indexes that includes 60% MSCI World Index and 40% Barclays U.S. Aggregate Index. The Barclays U.S. Aggregate Index is an unmanaged index that represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The Lipper Global Flexible Portfolio Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as defined by Lipper, Inc. Investors cannot invest directly in an index.

Subsequent to the inception date of the Fund through May 30, 2013, the Fund did not experience any shareholder activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN FUNDS	APRIL 30, 2014

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2014 (Unaudited)

(Amounts in U.S. Dollars, unless otherwise noted)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Asset-Backed Securities — 4.8%
	United States — 4.8%
197,994	ACE Securities Corp. Home Equity Loan Trust, Series 2005-HE7, Class A1B2, VAR, 0.452%, 11/25/35	184,532
239,752	Argent Securities, Inc. Asset-Backed Pass-Through Certificates, Series 2003-W9, Class M2, VAR, 2.732%, 01/25/34	221,640
	Countrywide Asset-Backed Certificates,
267,561	Series 2004-6, Class M2, VAR, 0.802%, 10/25/34	253,585
212,655	Series 2004-2, Class M1, VAR, 0.902%, 05/25/34	201,827
81,406	Series 2002-4, Class M1, VAR, 1.277%, 12/25/32	74,856
265,121	Credit-Based Asset Servicing and Securitization LLC, Series 2005-CB1, Class M2, VAR, 1.247%, 01/25/35	234,855
133,076	Equity One Mortgage Pass-Through Trust, Series 2003-4, Class M1, SUB, 5.368%, 10/25/34	131,501
78,975	Fremont Home Loan Trust, Series 2005-D, Class 2A3, VAR, 0.402%, 11/25/35	77,006
407,170	Home Equity Mortgage Loan Asset-Backed Trust, Series 2004-B, Class M3, VAR, 1.352%, 11/25/34	376,703
329,588	Mastr Asset Backed Securities Trust, Series 2003-NC1, Class M5, VAR, 6.152%, 04/25/33	310,164
	Morgan Stanley ABS Capital I, Inc. Trust,
82,638	Series 2005-HE1, Class M3, VAR, 0.932%, 12/25/34	69,500
49,746	Series 2004-HE8, Class M3, VAR, 1.277%, 09/25/34	45,918
129,647	Option One Mortgage Loan Trust, Series 2004-3, Class M2, VAR, 1.007%, 11/25/34	123,951
245,337	RASC Trust, Series 2001-KS2, Class AI5, SUB, 7.514%, 06/25/31	248,302
40,127	Saxon Asset Securities Trust, Series 2003-3, Class M1, VAR, 1.127%, 12/25/33	37,581
106,191	Wells Fargo Home Equity Asset-Backed Securities Trust, Series 2004-2, Class M6, VAR, 2.032%, 10/25/34	96,834

	Total Asset-Backed Securities (Cost $2,651,254)	2,688,755

Collateralized Mortgage Obligations — 3.2%
	Non-Agency CMO — 3.2%
	United States — 3.2%
212,544	Alternative Loan Trust, Series 2005-11CB, Class 2A1, 5.500%, 06/25/35	205,262

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — Continued
225,859	CHL Mortgage Pass-Through Trust, Series 2004-9, Class A7, 5.250%, 06/25/34	232,835
93,324	Citigroup Mortgage Loan Trust, Series 2005-11, Class A2A, VAR, 2.530%, 10/25/35	92,328
291,390	GreenPoint Mortgage Funding Trust, Series 2005-AR4, Class 4A1A, VAR, 0.462%, 10/25/45	229,984
362,499	MASTR Alternative Loan Trust, Series 2004-6, Class 8A1, 5.500%, 07/25/34	377,519
221,724	RALI Trust, Series 2006-QS18, Class 3A1, 5.750%, 12/25/21	214,977
157,874	Residential Asset Securitization Trust, Series 2004-A3, Class A1, PAC, 4.500%, 06/25/34	161,450
125,582	RFMSI Trust, Series 2003-S15, Class A1, 4.500%, 08/25/18	128,266
140,527	Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR2, Class 2A3, VAR, 2.613%, 03/25/36	139,463

	Total Collateralized Mortgage Obligations (Cost $1,691,726)	1,782,084

SHARES
Common Stocks — 39.7%
	Belgium — 0.9%
5,824	Ageas (a)	250,640
3,357	Delhaize Group S.A.	249,974

		500,614

	Bermuda — 0.1%
1,153	Lazard Ltd., Class A	54,248
416	Teekay Corp.	23,342

		77,590

	Canada — 0.4%
762	Brookfield Asset Management, Inc., Class A	32,050
1,368	Brookfield Residential Properties, Inc. (a)	26,826
449	Canadian Pacific Railway Ltd.	70,031
1,083	Lululemon Athletica, Inc. (a)	49,742
1,675	Novadaq Technologies, Inc. (a)	26,214

		204,863

	Denmark — 0.5%
35	AP Moeller - Maersk A/S, Class B	83,554
3,984	Novo Nordisk A/S, Class B	180,818

		264,372

	France — 2.3%
1,704	Airbus Group N.V.	117,133

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2014	J.P. MORGAN FUNDS	5

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2014 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

SHARES	SECURITY DESCRIPTION	VALUE
Common Stocks — Continued
	France — Continued
9,428	AXA S.A.	246,033
3,516	Cap Gemini S.A.	248,418
644	Casino Guichard Perrachon S.A. (a)	82,061
3,110	Sanofi	335,631
3,722	Total S.A.	266,288

		1,295,564

	Germany — 2.0%
729	Allianz SE	126,868
1,191	Bayer AG	165,599
877	Bayerische Motoren Werke AG	110,243
1,925	Daimler AG	179,216
2,218	Deutsche Lufthansa AG	55,700
2,927	Deutsche Post AG	110,445
3,373	Deutsche Wohnen AG	72,410
1,032	Muenchener Rueckversicherungs AG (a)	238,556
4,639	TAG Immobilien AG	58,980

		1,118,017

	Hong Kong — 0.2%
1,021	Michael Kors Holdings Ltd. (a)	93,115

	Ireland — 1.2%
16,182	Henderson Group plc	68,751
7,690	Shire plc	439,806
8,743	Smurfit Kappa Group plc	194,774

		703,331

	Italy — 0.2%
5,505	Eni S.p.A.	142,576

	Japan — 4.0%
4,900	Bridgestone Corp.	175,447
3,000	Hitachi Ltd.	21,387
7,200	Japan Tobacco, Inc.	236,654
5,600	KDDI Corp.	298,658
13,000	Mazda Motor Corp.	58,126
40,900	Mitsubishi UFJ Financial Group, Inc.	217,567
130,200	Mizuho Financial Group, Inc.	255,011
6,400	Nippon Telegraph & Telephone Corp.	355,154
8,200	Sumitomo Electric Industries Ltd.	113,498
6,600	Sumitomo Mitsui Financial Group, Inc.	260,900
25,000	Sumitomo Mitsui Trust Holdings, Inc.	103,017
3,100	Toyota Motor Corp.	167,487

		2,262,906

	Netherlands — 1.8%
13,281	Aegon N.V.	121,739
17,807	ING Groep N.V., CVA (a)	254,549

SHARES	SECURITY DESCRIPTION	VALUE

	Netherlands — Continued
1,553	Nutreco N.V.	72,297
8,013	PostNL N.V. (a)	35,220
5,293	Royal Dutch Shell plc, Class A	209,255
4,927	Royal Dutch Shell plc, Class B	209,205
3,803	Wolters Kluwer N.V.	106,012

		1,008,277

	Norway — 0.8%
26,370	Grieg Seafood ASA (a)	107,552
21,887	Marine Harvest ASA	268,444
5,700	Salmar ASA (a)	82,510

		458,506

	Singapore — 0.4%
874	Avago Technologies Ltd.	55,499
57,000	First Real Estate Investment Trust	52,841
201,000	Lippo Malls Indonesia Retail Trust	65,008
85,000	Mapletree Logistics Trust	74,653

		248,001

	Switzerland — 2.7%
157	Allied World Assurance Co. Holdings AG	16,907
6,097	Novartis AG	530,028
1,682	Roche Holding AG	493,409
2,589	Swiss Re AG (a)	226,385
852	Zurich Insurance Group AG (a)	244,318

		1,511,047

	United Kingdom — 4.2%
8,906	Barratt Developments plc	55,700
7,327	Berkeley Group Holdings plc	284,300
46,351	BP plc	391,347
39,441	BT Group plc	246,216
14,069	GKN plc	91,463
11,704	GlaxoSmithKline plc	323,388
19,327	Jupiter Fund Management plc	127,002
25,785	Lloyds Banking Group plc (a)	32,881
2,938	Next plc	324,126
8,473	Persimmon plc (a)	188,033
5,944	Prudential plc	136,647
22,312	Vodafone Group plc	84,710
3,412	WPP plc	73,568

		2,359,381

	United States — 18.0%
714	Acadia Healthcare Co., Inc. (a)	30,002
873	Acuity Brands, Inc.	108,750
992	Adobe Systems, Inc. (a)	61,196

SEE NOTES TO FINANCIAL STATEMENTS.

6	J.P. MORGAN FUNDS	APRIL 30, 2014

SHARES	SECURITY DESCRIPTION	VALUE
Common Stocks — Continued
	United States — Continued
515	Advance Auto Parts, Inc.	62,464
778	Aegerion Pharmaceuticals, Inc. (a)	34,434
493	Aetna, Inc.	35,225
474	Affiliated Managers Group, Inc. (a)	93,947
1,293	Agilent Technologies, Inc.	69,874
275	Air Lease Corp.	9,864
451	Albemarle Corp.	30,235
359	Alexion Pharmaceuticals, Inc. (a)	56,794
43	Alleghany Corp. (a)	17,543
295	Alliance Data Systems Corp. (a)	71,360
1,400	Ally Financial, Inc. (a)	33,810
362	Amazon.com, Inc. (a)	110,095
771	American Electric Power Co., Inc.	41,488
910	American Homes 4 Rent, Class A	14,605
1,478	American International Group, Inc.	78,526
900	American Residential Properties, Inc. (a)	16,173
317	Ameriprise Financial, Inc.	35,387
638	Amphenol Corp., Class A	60,833
650	AmTrust Financial Services, Inc.	25,136
786	Analog Devices, Inc.	40,314
741	Antero Resources Corp. (a)	48,661
1,469	Apollo Global Management LLC, Class A	39,854
215	Apple, Inc.	126,869
3,177	Applied Materials, Inc.	60,554
97	AutoZone, Inc. (a)	51,787
715	Ball Corp.	40,176
6,206	Bank of America Corp.	93,959
930	Bed Bath & Beyond, Inc. (a)	57,781
2,038	Best Buy Co., Inc.	52,845
333	Biogen Idec, Inc. (a)	95,611
1,021	BorgWarner, Inc.	63,445
694	Bristol-Myers Squibb Co.	34,762
1,107	Brixmor Property Group, Inc.	24,310
1,021	Cabot Oil & Gas Corp.	40,105
1,310	Capital One Financial Corp.	96,809
1,465	Carlisle Cos., Inc.	120,496
2,762	CBRE Group, Inc., Class A (a)	73,580
519	CBS Corp. (Non-Voting), Class B	29,977
511	Celgene Corp. (a)	75,122
2,302	Ciena Corp. (a)	45,511
3,025	Cisco Systems, Inc.	69,908
1,638	Citigroup, Inc.	78,477
957	ClubCorp Holdings, Inc.	18,030
1,462	Cognizant Technology Solutions Corp., Class A (a)	70,037

SHARES	SECURITY DESCRIPTION	VALUE

	United States — Continued
727	CommVault Systems, Inc. (a)	35,187
421	Concho Resources, Inc. (a)	54,919
720	CONSOL Energy, Inc.	32,047
978	Dealertrack Technologies, Inc. (a)	44,685
3,489	Delta Air Lines, Inc.	128,500
1,002	Devon Energy Corp.	70,140
567	DIRECTV (a)	43,999
1,131	DISH Network Corp., Class A (a)	64,309
670	Dover Corp.	57,888
1,032	Dr. Pepper Snapple Group, Inc.	57,193
396	Dril-Quip, Inc. (a)	44,796
664	Duke Energy Corp.	49,461
1,310	East West Bancorp, Inc.	45,208
222	EastGroup Properties, Inc.	14,042
481	Ecolab, Inc.	50,332
715	Edison International	40,440
2,603	Electronic Arts, Inc. (a)	73,665
889	Entercom Communications Corp., Class A (a)	9,601
779	Equifax, Inc.	55,161
1,113	Excel Trust, Inc.	14,046
898	Expedia, Inc.	63,749
2,261	Exxon Mobil Corp.	231,549
1,936	Facebook, Inc., Class A (a)	115,734
473	First Republic Bank	24,009
1,016	Flowserve Corp.	74,219
829	Fluidigm Corp. (a)	31,137
1,752	Fortune Brands Home & Security, Inc.	69,817
1,439	Gap, Inc. (The)	56,553
1,601	General Motors Co.	55,202
231	Genuine Parts Co.	20,125
2,217	Gilead Sciences, Inc. (a)	174,012
400	Google, Inc., Class C (a)	210,664
467	Hanesbrands, Inc.	38,336
1,443	Harley-Davidson, Inc.	106,695
1,435	Hartford Financial Services Group, Inc. (The)	51,473
1,624	Hertz Global Holdings, Inc. (a)	46,235
1,509	Hewlett-Packard Co.	49,888
2,616	Hilton Worldwide Holdings, Inc. (a)	57,107
1,330	Home Depot, Inc. (The)	105,748
389	Honeywell International, Inc.	36,138
2,413	Hudson City Bancorp, Inc.	24,033
459	Illinois Tool Works, Inc.	39,121
594	Illumina, Inc. (a)	80,695
1,280	Johnson & Johnson	129,651
1,307	Kimco Realty Corp.	29,956

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2014	J.P. MORGAN FUNDS	7

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2014 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

SHARES	SECURITY DESCRIPTION	VALUE
Common Stocks — Continued
	United States — Continued
1,402	Kinder Morgan, Inc.	45,789
585	Kirby Corp. (a)	58,863
620	KLA-Tencor Corp.	39,674
1,626	Kohl’s Corp.	89,089
712	Kroger Co. (The)	32,780
1,294	La Quinta Holdings, Inc. (a)	21,726
1,361	Lam Research Corp. (a)	78,407
760	Las Vegas Sands Corp.	60,139
1,333	Legg Mason, Inc.	62,504
2,344	Loews Corp.	103,066
333	M&T Bank Corp.	40,629
453	Marriott International, Inc., Class A	26,242
795	Marsh & McLennan Cos., Inc.	39,201
333	Martin Marietta Materials, Inc.	41,402
1,652	MasterCard, Inc., Class A	121,505
1,629	Merck & Co., Inc.	95,394
980	Microsoft Corp.	39,592
482	Mohawk Industries, Inc. (a)	63,822
912	Moody’s Corp.	71,592
907	National Bank Holdings Corp., Class A	17,378
372	National Healthcare Corp.	20,360
2,321	Nektar Therapeutics (a)	27,318
130	Netflix, Inc. (a)	41,865
546	NextEra Energy, Inc.	54,518
350	NiSource, Inc.	12,712
615	Northeast Utilities	29,065
610	Northern Trust Corp.	36,753
1,546	Norwegian Cruise Line Holdings Ltd. (a)	50,662
1,032	Old Dominion Freight Line, Inc. (a)	62,570
1,341	Old Republic International Corp.	22,207
656	Omnicom Group, Inc.	44,398
987	Pall Corp.	83,056
614	Palo Alto Networks, Inc. (a)	39,038
928	PBF Energy, Inc., Class A	28,564
869	PetSmart, Inc.	58,814
3,767	Pfizer, Inc.	117,832
1,476	Phillips 66	122,833
638	PNC Financial Services Group, Inc. (The)	53,618
347	PPG Industries, Inc.	67,186
272	Precision Castparts Corp.	68,840
1,327	Premier, Inc., Class A (a)	39,810
70	Priceline Group, Inc. (The) (a)	81,043
1,001	Procter & Gamble Co. (The)	82,633
798	Prudential Financial, Inc.	64,383
601	QEP Resources, Inc.	18,445
562	QUALCOMM, Inc.	44,235

SHARES	SECURITY DESCRIPTION	VALUE

	United States — Continued
939	Rayonier, Inc.	42,349
227	Regeneron Pharmaceuticals, Inc. (a)	67,394
346	Rock-Tenn Co., Class A	33,081
846	Rush Enterprises, Inc., Class A (a)	27,157
557	Sempra Energy	54,926
738	ServiceNow, Inc. (a)	36,693
290	Sherwin-Williams Co. (The)	57,954
518	Signature Bank (a)	61,549
946	Southwestern Energy Co. (a)	45,294
447	Splunk, Inc. (a)	24,393
877	Starbucks Corp.	61,934
1,402	SunTrust Banks, Inc.	53,641
524	T. Rowe Price Group, Inc.	43,036
1,782	TD Ameritrade Holding Corp.	56,846
266	Tesla Motors, Inc. (a)	55,299
829	Texas Instruments, Inc.	37,678
1,421	Toll Brothers, Inc. (a)	48,655
839	Travelers Cos., Inc. (The)	75,997
389	TreeHouse Foods, Inc. (a)	29,113
398	Trex Co., Inc. (a)	31,251
881	Trulia, Inc. (a)	29,954
800	Twenty-First Century Fox, Inc., Class B	25,056
1,680	U.S. Bancorp	68,510
172	Union Pacific Corp.	32,754
404	United Technologies Corp.	47,805
1,607	UnitedHealth Group, Inc.	120,589
1,132	Unum Group	37,605
828	Valeant Pharmaceuticals International, Inc. (a)	110,712
1,215	Verizon Communications, Inc.	56,777
471	W.R. Berkley Corp.	20,837
310	WABCO Holdings, Inc. (a)	33,173
370	Walgreen Co.	25,123
360	Wal-Mart Stores, Inc.	28,696
623	Watsco, Inc.	64,113
4,281	Wells Fargo & Co.	212,509
1,942	Western Union Co. (The)	30,820
1,448	Weyerhaeuser Co.	43,223
887	Williams-Sonoma, Inc.	55,721
582	Workday, Inc., Class A (a)	42,527
1,383	Xcel Energy, Inc.	44,076

		10,150,558

	Total Common Stocks (Cost $21,328,145)	22,398,718

SEE NOTES TO FINANCIAL STATEMENTS.

8	J.P. MORGAN FUNDS	APRIL 30, 2014

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — 11.0%
	Australia — 0.1%
50,000	FMG Resources August 2006 Pty Ltd., 6.875%, 04/01/22 (e)	53,500

	Bahamas — 0.0% (g)
12,000	Ultrapetrol Bahamas Ltd., 8.875%, 06/15/21	13,080

	Canada — 0.4%
10,000	Bombardier, Inc., 4.750%, 04/15/19 (e)	10,175
9,000	Brookfield Residential Properties, Inc., 6.500%, 12/15/20 (e)	9,472
10,000	Garda World Security Corp., 7.250%, 11/15/21 (e)	10,538
4,000	KGHM International Ltd., 7.750%, 06/15/19 (e)	4,300
14,000	Masonite International Corp., 8.250%, 04/15/21 (e)	15,400
6,000	Mattamy Group Corp., 6.500%, 11/15/20 (e)	6,060
5,000	MEG Energy Corp., 7.000%, 03/31/24 (e)	5,300
12,000	New Gold, Inc., 6.250%, 11/15/22 (e)	12,300
9,000	Norbord, Inc., 5.375%, 12/01/20 (e)	9,135
30,000	Precision Drilling Corp., 6.625%, 11/15/20	32,250
5,000	Quebecor Media, Inc., 5.750%, 01/15/23	5,025
4,000	Ultra Petroleum Corp., 5.750%, 12/15/18 (e)	4,210
	Valeant Pharmaceuticals International, Inc.,
25,000	5.625%, 12/01/21 (e)	26,000
20,000	6.375%, 10/15/20 (e)	21,500
4,000	6.750%, 08/15/18 (e)	4,330
5,000	7.000%, 10/01/20 (e)	5,350
4,000	7.500%, 07/15/21 (e)	4,460
	Videotron Ltd.,
6,000	5.000%, 07/15/22	6,045
8,000	5.375%, 06/15/24 (e)	8,060

		199,910

	Cayman Islands — 0.0% (g)
15,000	Seagate HDD Cayman, 6.875%, 05/01/20	16,313

	Finland — 0.0% (g)
3,000	Nokia OYJ, 5.375%, 05/15/19	3,210

	France — 0.0% (g)
5,000	Lafarge S.A., 7.125%, 07/15/36	5,669

	Liberia — 0.0% (g)
	Royal Caribbean Cruises Ltd.,
15,000	5.250%, 11/15/22	15,300
1,000	7.500%, 10/15/27	1,125

		16,425

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Luxembourg — 0.3%
	ArcelorMittal,
15,000	6.125%, 06/01/18	16,444
50,000	6.750%, 02/25/22	55,375
8,000	7.500%, 10/15/39	8,380
	Intelsat Jackson Holdings S.A.,
10,000	5.500%, 08/01/23 (e)	9,788
10,000	6.625%, 12/15/22 (e)	10,275
10,000	7.250%, 04/01/19	10,712
10,000	7.250%, 10/15/20	10,800
14,000	Intelsat Luxembourg S.A., 7.750%, 06/01/21	14,595
	NII International Telecom S.C.A.,
4,000	7.875%, 08/15/19 (e)	2,820
10,000	11.375%, 08/15/19 (e)	7,250
10,000	Stackpole International Intermediate/Stackpole International Powder, 7.750%, 10/15/21 (e)	10,700
7,000	Trinseo Materials Operating S.C.A./Trinseo Materials Finance, Inc., 8.750%, 02/01/19	7,455

		164,594

	Netherlands — 0.0% (g)
11,000	Basell Finance Co., B.V., 8.100%, 03/15/27 (e)	14,581

	Panama — 0.0% (g)
2,000	McDermott International, Inc., 8.000%, 05/01/21 (e)	2,015

	Singapore — 0.0% (g)
15,000	Flextronics International Ltd., 4.625%, 02/15/20	15,075

	Spain — 0.2%
100,000	Cemex Espana Luxembourg, 9.250%, 05/12/20 (e)	108,750

	United Kingdom — 0.1%
	Royal Bank of Scotland Group plc,
2,000	6.100%, 06/10/23	2,119
45,000	6.125%, 12/15/22	47,896

		50,015

	United States — 9.9%
	Access Midstream Partners LP/ACMP Finance Corp.,
12,000	5.875%, 04/15/21	12,780
30,000	6.125%, 07/15/22	32,437
13,000	ACE Cash Express, Inc., 11.000%, 02/01/19 (e)	10,400

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2014	J.P. MORGAN FUNDS	9

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2014 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — Continued
	United States — Continued
5,000	Activision Blizzard, Inc., 5.625%, 09/15/21 (e)	5,331
	ADT Corp. (The),
2,000	3.500%, 07/15/22	1,765
5,000	4.125%, 04/15/19	4,987
15,000	4.125%, 06/15/23	13,500
10,000	6.250%, 10/15/21 (e)	10,425
	Advanced Micro Devices, Inc.,
5,000	6.750%, 03/01/19 (e)	5,187
3,000	7.500%, 08/15/22	3,120
2,000	7.750%, 08/01/20	2,125
	AES Corp.,
2,000	5.500%, 03/15/24	2,000
45,000	8.000%, 10/15/17	53,437
10,000	AK Steel Corp., 8.750%, 12/01/18	11,175
4,000	Alcatel-Lucent USA, Inc., 6.450%, 03/15/29	3,830
10,000	Alcoa, Inc., 5.900%, 02/01/27	10,054
	Aleris International, Inc.,
2,000	7.625%, 02/15/18	2,040
12,000	7.875%, 11/01/20	12,090
	Alliant Techsystems, Inc.,
2,000	5.250%, 10/01/21 (e)	2,075
25,000	6.875%, 09/15/20	27,187
	Ally Financial, Inc.,
25,000	6.250%, 12/01/17	27,906
8,000	7.500%, 09/15/20	9,480
20,000	8.000%, 03/15/20	24,175
13,000	8.000%, 11/01/31	15,990
8,000	AMC Entertainment, Inc., 5.875%, 02/15/22 (e)	8,180
10,000	American International Group, Inc., VAR, 8.175%, 05/15/58	13,375
45,000	AmeriGas Finance LLC/AmeriGas Finance Corp., 7.000%, 05/20/22	49,500
25,000	Amkor Technology, Inc., 6.625%, 06/01/21	26,875
5,000	Amsted Industries, Inc., 5.000%, 03/15/22 (e)	4,987
10,000	Anixter, Inc., 5.625%, 05/01/19	10,675
3,000	Antero Resources Corp., 5.125%, 12/01/22 (e)	3,026
5,000	Antero Resources Finance Corp., 5.375%, 11/01/21 (e)	5,112
11,000	ARAMARK Corp., 5.750%, 03/15/20	11,536
	Atlas Pipeline Partners LP/Atlas Pipeline Finance Corp.,
25,000	4.750%, 11/15/21	23,750
20,000	5.875%, 08/01/23	19,750

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — Continued
	Audatex North America, Inc.,
2,000	6.000%, 06/15/21 (e)	2,145
2,000	6.125%, 11/01/23 (e)	2,137
25,000	Avaya, Inc., 7.000%, 04/01/19 (e)	24,875
12,000	Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 8.250%, 01/15/19	12,780
30,000	B/E Aerospace, Inc., 5.250%, 04/01/22	31,050
15,000	Ball Corp., 6.750%, 09/15/20	16,087
3,000	Bankrate, Inc., 6.125%, 08/15/18 (e)	3,187
20,000	Basic Energy Services, Inc., 7.750%, 10/15/22	21,925
15,000	Bill Barrett Corp., 7.000%, 10/15/22	15,750
	Biomet, Inc.,
13,000	6.500%, 08/01/20	14,219
5,000	6.500%, 10/01/20	5,450
10,000	BlueLine Rental Finance Corp., 7.000%, 02/01/19 (e)	10,700
10,000	Boise Cascade Co., 6.375%, 11/01/20	10,750
	Building Materials Corp. of America,
5,000	6.750%, 05/01/21 (e)	5,412
12,000	7.500%, 03/15/20 (e)	12,870
27,000	Bumble Bee Holdings, Inc., 9.000%, 12/15/17 (e)	29,092
15,000	Burger King Corp., 9.875%, 10/15/18	16,275
15,000	Cablevision Systems Corp., 8.000%, 04/15/20	17,325
6,000	Caesars Entertainment Resort Properties LLC/Caesars Entertainment Resort Properties, 8.000%, 10/01/20 (e)	6,240
	Calpine Corp.,
8,000	6.000%, 01/15/22 (e)	8,500
27,000	7.875%, 01/15/23 (e)	30,240
	CCO Holdings LLC/CCO Holdings Capital Corp.,
5,000	6.500%, 04/30/21	5,338
20,000	6.625%, 01/31/22	21,550
10,000	8.125%, 04/30/20	10,962
10,000	CDW LLC/CDW Finance Corp., 8.500%, 04/01/19	10,937
15,000	Celanese US Holdings LLC, 4.625%, 11/15/22	15,075
3,000	Century Communities, Inc., 6.875%, 05/15/22 (e)	2,977
15,000	CF Industries, Inc., 7.125%, 05/01/20	18,076
	Chesapeake Energy Corp.,
16,000	4.875%, 04/15/22	16,020
30,000	6.125%, 02/15/21	32,850
10,000	Chesapeake Oilfield Operating LLC/Chesapeake Oilfield Finance, Inc., 6.625%, 11/15/19	10,425

SEE NOTES TO FINANCIAL STATEMENTS.

10	J.P. MORGAN FUNDS	APRIL 30, 2014

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — Continued
	United States — Continued
	CHS/Community Health Systems, Inc.,
5,000	5.125%, 08/15/18	5,256
5,000	5.125%, 08/01/21 (e)	5,100
10,000	6.875%, 02/01/22 (e)	10,363
8,000	7.125%, 07/15/20	8,580
33,000	Cinemark USA, Inc., 5.125%, 12/15/22	33,000
	CIT Group, Inc.,
2,000	3.875%, 02/19/19	2,023
45,000	5.000%, 08/15/22	46,012
15,000	5.375%, 05/15/20	16,012
	Claire’s Stores, Inc.,
9,000	6.125%, 03/15/20 (e)	8,595
17,000	8.875%, 03/15/19	14,195
26,000	9.000%, 03/15/19 (e)	27,040
45,000	Clear Channel Communications, Inc., 9.000%, 12/15/19	47,925
	Clear Channel Worldwide Holdings, Inc.,
5,000	6.500%, 11/15/22	5,325
5,000	6.500%, 11/15/22	5,350
5,000	Series A, 7.625%, 03/15/20	5,350
10,000	Series B, 7.625%, 03/15/20	10,775
15,000	Clearwater Paper Corp., 7.125%, 11/01/18	15,881
10,000	Clearwire Communications LLC/Clearwire Finance, Inc., 14.750%, 12/01/16 (e)	13,175
14,000	CNG Holdings, Inc., 9.375%, 05/15/20 (e)	12,740
30,000	Commercial Metals Co., 4.875%, 05/15/23	28,800
25,000	Comstock Resources, Inc., 7.750%, 04/01/19	26,750
	Concho Resources, Inc.,
50,000	6.500%, 01/15/22	54,750
40,000	7.000%, 01/15/21	44,400
	CONSOL Energy, Inc.,
5,000	5.875%, 04/15/22 (e)	5,150
5,000	6.375%, 03/01/21	5,269
10,000	8.250%, 04/01/20	10,887
60,000	Constellation Brands, Inc., 6.000%, 05/01/22	66,600
28,835	Continental Airlines 2003-ERJ1 Pass-Through Trust, 7.875%, 07/02/18	31,430
41,797	Continental Airlines 2005-ERJ1 Pass-Through Trust, 9.798%, 04/01/21	48,067
45,000	Covanta Holding Corp., 6.375%, 10/01/22	48,150
9,000	Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp., 6.125%, 03/01/22 (e)	9,405
30,000	Crown Americas LLC/Crown Americas Capital Corp. III, 6.250%, 02/01/21	32,475

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — Continued
	Crown Castle International Corp.,
3,000	4.875%, 04/15/22	3,045
13,000	5.250%, 01/15/23	13,357
10,000	CSC Holdings LLC, 6.750%, 11/15/21	11,137
5,000	Darling International, Inc., 5.375%, 01/15/22 (e)	5,137
	DaVita HealthCare Partners, Inc.,
13,000	6.375%, 11/01/18	13,666
30,000	6.625%, 11/01/20	31,988
5,000	Dean Foods Co., 7.000%, 06/01/16	5,487
25,000	Delphi Corp., 6.125%, 05/15/21	27,844
25,000	Deluxe Corp., 7.000%, 03/15/19	27,000
13,000	Denali Borrower LLC/Denali Finance Corp., 5.625%, 10/15/20 (e)	13,357
5,000	Diamondback Energy, Inc., 7.625%, 10/01/21 (e)	5,413
15,000	DigitalGlobe, Inc., 5.250%, 02/01/21	14,625
	DISH DBS Corp.,
5,000	5.875%, 07/15/22	5,394
30,000	6.750%, 06/01/21	33,900
5,000	DreamWorks Animation SKG, Inc., 6.875%, 08/15/20 (e)	5,425
5,000	DuPont Fabros Technology LP, 5.875%, 09/15/21	5,212
4,000	Dycom Investments, Inc., 7.125%, 01/15/21	4,330
9,000	Dynegy, Inc., 5.875%, 06/01/23	8,685
10,000	E*TRADE Financial Corp., 6.375%, 11/15/19	10,862
52,000	Embarq Corp., 7.995%, 06/01/36	55,568
10,000	Endo Health Solutions, Inc., 7.000%, 07/15/19	10,750
60,000	Energy Transfer Equity LP, 7.500%, 10/15/20	69,150
8,000	Energy XXI Gulf Coast, Inc., 7.500%, 12/15/21 (e)	8,460
2,000	Entegris, Inc., 6.000%, 04/01/22 (e)	2,025
13,000	EP Energy LLC/EP Energy Finance, Inc., 9.375%, 05/01/20	14,982
	EP Energy LLC/Everest Acquisition Finance, Inc.,
4,000	6.875%, 05/01/19	4,295
2,000	7.750%, 09/01/22	2,227
30,000	Equinix, Inc., 7.000%, 07/15/21	33,480
5,000	EXCO Resources, Inc., 8.500%, 04/15/22	5,137
8,000	Exterran Partners LP/EXLP Finance Corp., 6.000%, 10/01/22 (e)	7,960
25,000	Felcor Lodging LP, 6.750%, 06/01/19	26,750
3,000	First Cash Financial Services, Inc., 6.750%, 04/01/21 (e)	3,109

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2014	J.P. MORGAN FUNDS	11

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2014 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — Continued
	United States — Continued
	First Data Corp.,
5,000	6.750%, 11/01/20 (e)	5,337
14,000	7.375%, 06/15/19 (e)	15,015
20,000	8.250%, 01/15/21 (e)	21,550
11,000	11.750%, 08/15/21	11,715
10,000	12.625%, 01/15/21	12,000
10,000	PIK, 10.000%, 01/15/22 (e)	10,900
4,956	First Data Holdings, Inc., PIK, 14.500%, 09/24/19 (e)	4,776
	Freescale Semiconductor, Inc.,
5,000	5.000%, 05/15/21 (e)	5,050
2,000	6.000%, 01/15/22 (e)	2,090
	Fresenius Medical Care U.S. Finance, Inc.,
5,000	5.750%, 02/15/21 (e)	5,325
25,000	6.500%, 09/15/18 (e)	28,062
5,000	Frontier Communications Corp., 8.500%, 04/15/20	5,822
20,000	Gannett Co., Inc., 6.375%, 10/15/23 (e)	21,200
	Genesis Energy LP/Genesis Energy Finance Corp.,
50,000	5.750%, 02/15/21	52,000
16,000	7.875%, 12/15/18	17,120
	GenOn Energy, Inc.,
40,000	7.875%, 06/15/17	41,100
3,000	9.875%, 10/15/20	3,142
10,000	Goodman Networks, Inc., 12.125%, 07/01/18	11,050
5,000	Gray Television, Inc., 7.500%, 10/01/20	5,375
25,000	Greif, Inc., 6.750%, 02/01/17	27,750
10,000	Griffon Corp., 5.250%, 03/01/22 (e)	9,875
4,000	Guitar Center, Inc., 6.500%, 04/15/19 (e)	3,840
	Halcon Resources Corp.,
8,000	9.250%, 02/15/22 (e)	8,400
2,000	9.750%, 07/15/20 (e)	2,135
	Harland Clarke Holdings Corp.,
5,000	6.875%, 03/01/20 (e)	5,025
5,000	9.250%, 03/01/21 (e)	5,000
15,000	9.750%, 08/01/18 (e)	16,425
30,000	Hartford Financial Services Group, Inc. (The), VAR, 8.125%, 06/15/38	35,400
5,000	HCA Holdings, Inc., 6.250%, 02/15/21	5,281
	HCA, Inc.,
4,000	3.750%, 03/15/19	4,030
5,000	4.750%, 05/01/23	4,912
6,000	5.000%, 03/15/24	5,955

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — Continued
5,000	5.875%, 05/01/23	5,088
50,000	6.500%, 02/15/20	55,750
12,000	7.500%, 02/15/22	13,686
5,000	8.000%, 10/01/18	5,931
	HD Supply, Inc.,
10,000	7.500%, 07/15/20	10,825
10,000	8.125%, 04/15/19	11,075
4,000	Headwaters, Inc., 7.250%, 01/15/19 (e)	4,210
15,000	Hecla Mining Co., 6.875%, 05/01/21	14,512
15,000	Hertz Corp. (The), 7.375%, 01/15/21	16,519
24,000	Hiland Partners LP/Hiland Partners Finance Corp., 7.250%, 10/01/20 (e)	26,160
25,000	Hilcorp Energy I LP/Hilcorp Finance Co., 7.625%, 04/15/21 (e)	27,438
5,000	Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., 5.625%, 10/15/21 (e)	5,213
20,000	HJ Heinz Co., 4.250%, 10/15/20 (e)	19,710
25,000	Hologic, Inc., 6.250%, 08/01/20	26,438
20,000	Huntsman International LLC, 4.875%, 11/15/20	20,250
4,000	iGATE Corp., 4.750%, 04/15/19 (e)	4,045
6,000	Infor Software Parent LLC/Infor Software Parent, Inc., PIK, 7.125%, 05/01/21 (e)	6,030
5,000	Ingles Markets, Inc., 5.750%, 06/15/23	4,988
46,000	International Lease Finance Corp., 8.250%, 12/15/20	55,488
10,000	International Wire Group Holdings, Inc., 8.500%, 10/15/17 (e)	10,900
10,000	inVentiv Health, Inc., 9.000%, 01/15/18 (e)	10,600
5,000	iStar Financial, Inc., 4.875%, 07/01/18	5,150
10,000	JBS USA LLC/JBS USA Finance, Inc., 7.250%, 06/01/21 (e)	10,788
5,000	Jones Energy Holdings LLC/Jones Energy Finance Corp., 6.750%, 04/01/22 (e)	5,188
10,000	Jurassic Holdings III, Inc., 6.875%, 02/15/21 (e)	10,350
	K. Hovnanian Enterprises, Inc.,
2,000	7.000%, 01/15/19 (e)	2,045
2,000	7.250%, 10/15/20 (e)	2,165
5,000	11.875%, 10/15/15	5,675
4,000	Kennedy-Wilson, Inc., 5.875%, 04/01/24	3,995
15,000	Key Energy Services, Inc., 6.750%, 03/01/21	15,825
10,000	L Brands, Inc., 5.625%, 02/15/22	10,513
30,000	Lamar Media Corp., 5.875%, 02/01/22	32,025
22,000	Lear Corp., 8.125%, 03/15/20	23,980

SEE NOTES TO FINANCIAL STATEMENTS.

12	J.P. MORGAN FUNDS	APRIL 30, 2014

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — Continued
	United States — Continued
	Lennar Corp.,
7,000	4.500%, 06/15/19	7,079
5,000	6.950%, 06/01/18	5,663
5,000	12.250%, 06/01/17	6,387
46,000	Level 3 Communications, Inc., 11.875%, 02/01/19	51,865
	Level 3 Financing, Inc.,
4,000	6.125%, 01/15/21 (e)	4,200
6,000	7.000%, 06/01/20	6,480
35,000	8.125%, 07/01/19	38,281
5,000	VAR, 3.846%, 01/15/18 (e)	5,075
60,000	Liberty Mutual Group, Inc., 7.800%, 03/15/37 (e)	68,250
2,000	Liberty Tire Recycling LLC, 11.000%, 10/01/16 (e)	1,940
5,000	LifePoint Hospitals, Inc., 5.500%, 12/01/21 (e)	5,200
5,000	M/I Homes, Inc., 8.625%, 11/15/18	5,388
	MarkWest Energy Partners LP/MarkWest Energy Finance Corp.,
18,000	4.500%, 07/15/23	17,550
12,000	6.500%, 08/15/21	12,960
15,000	6.750%, 11/01/20	16,275
48,000	Martin Midstream Partners LP/Martin Midstream Finance Corp., 7.250%, 02/15/21 (e)	50,040
4,000	Masco Corp., 5.950%, 03/15/22	4,360
3,000	MasTec, Inc., 4.875%, 03/15/23	2,895
10,000	Memorial Resource Development LLC/Memorial Resource Finance Corp., PIK, 10.000%, 12/15/18 (e)	10,275
7,000	Meritage Homes Corp., 7.000%, 04/01/22	7,674
14,000	MetroPCS Wireless, Inc., 6.625%, 11/15/20	14,945
	MGM Resorts International,
2,000	8.625%, 02/01/19	2,387
45,000	11.375%, 03/01/18	58,388
3,000	Micron Technology, Inc., 5.875%, 02/15/22 (e)	3,165
10,000	Milacron LLC/Mcron Finance Corp., 7.750%, 02/15/21 (e)	10,950
15,000	MPH Acquisition Holdings LLC, 6.625%, 04/01/22 (e)	15,525
4,000	Murphy Oil USA, Inc., 6.000%, 08/15/23 (e)	4,130
2,000	Mustang Merger Corp., 8.500%, 08/15/21 (e)	2,190
3,000	National Financial Partners Corp., 9.000%, 07/15/21 (e)	3,233

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — Continued
8,000	Nationstar Mortgage LLC/Nationstar Capital Corp., 6.500%, 06/01/22	7,560
2,000	NCR Corp., 5.000%, 07/15/22	2,035
10,000	Netflix, Inc., 5.750%, 03/01/24 (e)	10,350
5,000	Neuberger Berman Group LLC/Neuberger Berman Finance Corp., 5.625%, 03/15/20 (e)	5,263
	New Albertsons, Inc.,
2,000	6.625%, 06/01/28	1,505
6,000	7.750%, 06/15/26	5,100
2,000	8.000%, 05/01/31	1,700
1,000	8.700%, 05/01/30	880
	Newfield Exploration Co.,
50,000	5.625%, 07/01/24	52,125
10,000	5.750%, 01/30/22	10,725
5,000	Nexstar Broadcasting, Inc., 6.875%, 11/15/20	5,350
	Nielsen Finance LLC/Nielsen Finance Co.,
4,000	5.000%, 04/15/22 (e)	4,010
15,000	7.750%, 10/15/18	15,956
30,000	NII Capital Corp., 7.625%, 04/01/21	8,925
	NRG Energy, Inc.,
10,000	6.250%, 05/01/24 (e)	10,038
11,000	6.625%, 03/15/23	11,495
13,000	7.875%, 05/15/21	14,414
30,000	8.250%, 09/01/20	33,112
5,000	Oasis Petroleum, Inc., 6.875%, 03/15/22 (e)	5,425
20,000	Olin Corp., 5.500%, 08/15/22	20,550
30,000	Omnicare, Inc., 7.750%, 06/01/20	32,850
4,000	Oppenheimer Holdings, Inc., 8.750%, 04/15/18	4,270
	Parker Drilling Co.,
6,000	6.750%, 07/15/22 (e)	6,210
6,000	7.500%, 08/01/20	6,420
17,000	PC Nextco Holdings LLC/PC Nextco Finance, Inc., PIK, 8.750%, 08/15/19 (e)	17,553
25,000	Peabody Energy Corp., 6.250%, 11/15/21	25,375
5,000	PF Chang’s China Bistro, Inc., 10.250%, 06/30/20 (e)	5,200
5,000	PHI, Inc., 5.250%, 03/15/19 (e)	5,075
20,000	Pilgrim’s Pride Corp., 7.875%, 12/15/18	21,425
3,000	Pioneer Energy Services Corp., 6.125%, 03/15/22 (e)	3,075
	PolyOne Corp.,
10,000	5.250%, 03/15/23	10,100
25,000	7.375%, 09/15/20	27,375

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2014	J.P. MORGAN FUNDS	13

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2014 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — Continued
	United States — Continued
2,000	Post Holdings, Inc., 6.750%, 12/01/21 (e)	2,095
5,000	Prestige Brands, Inc., 5.375%, 12/15/21 (e)	5,125
15,000	PVH Corp., 4.500%, 12/15/22	14,756
	QEP Resources, Inc.,
65,000	5.375%, 10/01/22	65,163
10,000	6.875%, 03/01/21	11,050
10,000	Quad/Graphics, Inc., 7.000%, 05/01/22 (e)	10,000
5,000	Quiksilver, Inc./QS Wholesale, Inc., 7.875%, 08/01/18 (e)	5,425
	Qwest Capital Funding, Inc.,
7,000	6.875%, 07/15/28	6,930
11,000	7.750%, 02/15/31	11,110
16,000	R.R. Donnelley & Sons Co., 7.625%, 06/15/20	18,280
12,000	Rain CII Carbon LLC/CII Carbon Corp., 8.000%, 12/01/18 (e)	12,570
	Range Resources Corp.,
20,000	5.000%, 03/15/23	20,400
10,000	6.750%, 08/01/20	10,775
5,000	RCN Telecom Services LLC/RCN Capital Corp., 8.500%, 08/15/20 (e)	5,300
5,000	Regal Entertainment Group, 5.750%, 03/15/22	5,150
	Regency Energy Partners LP/Regency Energy Finance Corp.,
20,000	5.500%, 04/15/23	20,250
9,000	5.875%, 03/01/22	9,428
100,000	Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC, 7.875%, 08/15/19	109,750
	Rite Aid Corp.,
5,000	6.750%, 06/15/21	5,438
10,000	9.250%, 03/15/20	11,400
	Rosetta Resources, Inc.,
50,000	5.625%, 05/01/21	50,875
8,000	5.875%, 06/01/22	8,160
5,000	Salix Pharmaceuticals Ltd., 6.000%, 01/15/21 (e)	5,363
25,000	Sally Holdings LLC/Sally Capital, Inc., 5.750%, 06/01/22	26,563
20,000	Samson Investment Co., 10.750%, 02/15/20 (e)	21,100
16,000	SemGroup Corp., 7.500%, 06/15/21	17,360
5,000	Seminole Hard Rock Entertainment, Inc./Seminole Hard Rock International LLC, 5.875%, 05/15/21 (e)	4,988
10,000	Seneca Gaming Corp., 8.250%, 12/01/18 (e)	10,700

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — Continued
	Service Corp. International,
20,000	7.000%, 06/15/17	22,500
10,000	8.000%, 11/15/21	11,588
25,000	SESI LLC, 7.125%, 12/15/21	28,125
5,000	Shingle Springs Tribal Gaming Authority, 9.750%, 09/01/21 (e)	5,575
5,000	Signode Industrial Group Lux S.A./Signode Industrial Group US, Inc., 6.375%, 05/01/22 (e)	5,050
	Sinclair Television Group, Inc.,
5,000	6.125%, 10/01/22	5,106
5,000	6.375%, 11/01/21	5,200
	Sirius XM Radio, Inc.,
21,000	4.250%, 05/15/20 (e)	20,160
4,000	4.625%, 05/15/23 (e)	3,700
4,000	5.750%, 08/01/21 (e)	4,100
7,000	SITEL LLC/Sitel Finance Corp., 11.500%, 04/01/18	6,633
	SM Energy Co.,
8,000	5.000%, 01/15/24 (e)	7,840
40,000	6.625%, 02/15/19	42,750
	Smithfield Foods, Inc.,
10,000	5.250%, 08/01/18 (e)	10,425
7,000	7.750%, 07/01/17	8,103
	Sprint Capital Corp.,
77,000	6.900%, 05/01/19	84,507
18,000	8.750%, 03/15/32	20,138
	Sprint Corp.,
6,000	7.125%, 06/15/24 (e)	6,300
4,000	7.250%, 09/15/21 (e)	4,360
20,000	7.875%, 09/15/23 (e)	22,050
30,000	Starz LLC/Starz Finance Corp., 5.000%, 09/15/19	31,088
50,000	Stone Energy Corp., 7.500%, 11/15/22	54,250
11,000	Summit Midstream Holdings LLC/Summit Midstream Finance Corp., 7.500%, 07/01/21	11,825
1,000	SunGard Availability Services Capital, Inc., 8.750%, 04/01/22 (e)	965
15,000	SUPERVALU, Inc., 8.000%, 05/01/16	16,594
18,000	Swift Energy Co., 7.875%, 03/01/22	17,910
20,000	Talos Production LLC/Talos Production Finance, Inc., 9.750%, 02/15/18 (e)	21,050
25,000	Targa Resources Partners LP/Targa Resources Partners Finance Corp., 6.875%, 02/01/21	26,813

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN FUNDS	APRIL 30, 2014

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — Continued
	United States — Continued
4,000	Taylor Morrison Communities, Inc./Monarch Communities, Inc., 7.750%, 04/15/20 (e)	4,390
	Tenet Healthcare Corp.,
3,000	4.500%, 04/01/21	2,912
5,000	4.750%, 06/01/20	5,025
5,000	5.000%, 03/01/19 (e)	5,013
4,000	6.000%, 10/01/20 (e)	4,200
5,000	6.250%, 11/01/18	5,502
5,000	8.000%, 08/01/20	5,437
15,000	8.125%, 04/01/22	16,650
2,000	Tesoro Corp., 5.125%, 04/01/24	1,990
	Tesoro Logistics LP/Tesoro Logistics Finance Corp.,
13,000	5.875%, 10/01/20	13,617
25,000	6.125%, 10/15/21	26,438
5,000	Time, Inc., 5.750%, 04/15/22 (e)	4,988
	T-Mobile USA, Inc.,
3,000	5.250%, 09/01/18	3,161
10,000	6.125%, 01/15/22	10,513
10,000	6.250%, 04/01/21	10,650
2,000	6.464%, 04/28/19	2,120
4,000	6.500%, 01/15/24	4,195
4,000	6.625%, 04/01/23	4,280
10,000	6.633%, 04/28/21	10,800
7,000	6.731%, 04/28/22	7,551
22,000	6.836%, 04/28/23	23,678
2,000	Toll Brothers Finance Corp., 6.750%, 11/01/19	2,280
10,000	Tops Holding Corp./Tops Markets LLC, 8.875%, 12/15/17	10,900
25,000	TransDigm, Inc., 7.750%, 12/15/18	26,625
10,000	Tutor Perini Corp., 7.625%, 11/01/18	10,625
12,000	U.S. Airways 2013-1 Class B Pass-Through Trust, 5.375%, 11/15/21	12,300
5,000	Unifrax I LLC/Unifrax Holding Co., 7.500%, 02/15/19 (e)	5,275
20,000	Unit Corp., 6.625%, 05/15/21	21,200
	United Rentals North America, Inc.,
20,000	5.750%, 11/15/24	20,750
33,000	6.125%, 06/15/23	35,475
	Univision Communications, Inc.,
18,000	6.750%, 09/15/22 (e)	19,800
16,000	6.875%, 05/15/19 (e)	17,100
5,000	8.500%, 05/15/21 (e)	5,500
	USG Corp.,
7,000	5.875%, 11/01/21 (e)	7,438
65,000	6.300%, 11/15/16	70,200

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — Continued
8,000	Vanguard Natural Resources LLC/VNR Finance Corp., 7.875%, 04/01/20	8,620
6,000	Viasystems, Inc., 7.875%, 05/01/19 (e)	6,390
15,000	Vulcan Materials Co., 7.500%, 06/15/21	17,663
10,000	VWR Funding, Inc., 7.250%, 09/15/17	10,724
30,000	W&T Offshore, Inc., 8.500%, 06/15/19	32,400
7,000	Walter Investment Management Corp., 7.875%, 12/15/21 (e)	6,948
7,000	WCI Communities, Inc., 6.875%, 08/15/21 (e)	7,210
8,000	Wells Enterprises, Inc., 6.750%, 02/01/20 (e)	8,280
10,000	Whiting Petroleum Corp., 5.000%, 03/15/19	10,525
21,000	William Carter Co. (The), 5.250%, 08/15/21 (e)	21,735
	Windstream Corp.,
10,000	7.750%, 10/15/20	10,800
30,000	7.875%, 11/01/17	34,463
	WMG Acquisition Corp.,
5,000	6.000%, 01/15/21 (e)	5,237
5,000	6.750%, 04/15/22 (e)	5,038
	WPX Energy, Inc.,
10,000	5.250%, 01/15/17	10,712
25,000	6.000%, 01/15/22	25,844
	Zayo Group LLC/Zayo Capital, Inc.,
25,000	8.125%, 01/01/20	27,437
5,000	10.125%, 07/01/20	5,788

		5,550,077

	Total Corporate Bonds (Cost $6,016,612)	6,213,214

Foreign Government Securities — 16.5%
	Finland — 1.6%
EUR 627,000	Finland Government Bond, Reg. S, 2.750%, 07/04/28 (e) (m)	929,044

	Germany — 13.3%
	Bundesrepublik Deutschland,
EUR 840,000	2.250%, 09/04/21 (m)	1,266,703
EUR 2,900,000	3.500%, 07/04/19 (m)	4,620,335
EUR 295,000	Bundesschatzanweisungen, 0.000%, 06/12/15 (m)	408,598
	Federal Republic of Germany,
EUR 285,000	Zero Coupon, 02/25/15 (m)	394,873
EUR 285,000	Zero Coupon, 03/25/15 (m)	394,897
EUR 285,000	Zero Coupon, 04/29/15	394,841

		7,480,247

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2014	J.P. MORGAN FUNDS	15

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2014 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Foreign Government Securities — Continued
	Italy — 1.6%
EUR 527,000	Italy Buoni Poliennali Del Tesoro, 5.500%, 11/01/22 (m)	877,053

	Total Foreign Government Securities (Cost $8,942,974)	9,286,344

SHARES
Investment Companies — 11.5%
151,716	JPMorgan Emerging Markets Equity Fund, Class R6 Shares (a) (b)	3,551,668
292,331	JPMorgan Floating Rate Income Fund, Class R6 Shares (b)	2,949,615

	Total Investment Companies (Cost $6,261,217)	6,501,283

PRINCIPAL AMOUNT
Loan Assignments — 0.3%
	Singapore — 0.0% (g)
4,000	Avago Technologies Ltd., Term Loan B, VAR, 04/11/21 ^	4,010

	United States — 0.3%
14,813	Alcatel-Lucent USA, Inc., U.S. Term Loan, VAR, 4.500%, 01/30/19	14,810
4,987	Altice Financing S.A., Term Loan, VAR, 5.500%, 07/02/19	5,075
	Aot Holdings Ltd., 1st Lien Senior Secured Term Loan,
1,952	VAR, 4.250%, 10/01/19	1,952
1,602	VAR, 4.250%, 10/01/19	1,602
895	VAR, 4.250%, 10/01/19	895
188	VAR, 4.250%, 10/01/19	188
151	VAR, 4.250%, 10/01/19	151
5,970	Dell International LLC, Term B Loan, VAR, 4.500%, 04/29/20	5,952
5,865	DuPont Performance, Term Loan, VAR, 4.000%, 02/01/20	5,843
49,149	FGI Operating Co. LLC, Term B Loan, VAR, 5.500%, 04/19/19	49,641
5,000	Fieldwood Energy LLC, Closing Date Loan, 2nd Lien, VAR, 8.375%, 09/30/20	5,150
18,660	Gymboree Corp. (The), Initial Term Loan (A & R), VAR, 5.000%, 02/23/18 ^	16,208
	Pinnacle Foods Finance LLC, 1st Lien Term Loan G,
34,736	VAR, 3.250%, 04/29/20	34,394
88	VAR, 3.250%, 04/29/20	87

PRINCIPAL AMOUNT		SECURITY DESCRIPTION	VALUE

		United States — Continued
	5,000	Rite Aid Corp., 2nd Lien Term Loan, VAR, 5.750%, 08/21/20	5,088
	10,607	RP Crown Parent LLC, 1st Lien Term Loan, VAR, 6.000%, 12/21/18	10,569
	7,756	Syniverse Holdings, Inc., Tranche B Term Loan, 4.000%, 04/23/19	7,731

			165,336

		Total Loan Assignments (Cost 169,895)	169,346

NUMBER OF CONTRACTS
	Options Purchased — 0.3%
		Call Options Purchased — 0.3%
EUR	51	Euro STOXX 50 Index, Expiring on 06/20/14 at 3,050.00 EUR, European Style (a)	96,580
	26	E-mini S&P 500, Expiring on 06/21/14 at 1,870.00, European Style (a)	99,580

		Total Options Purchased (Cost $196,575)	196,160

PRINCIPAL AMOUNT
	Preferred Securities — 0.1% (x)
		United States — 0.1%
	30,000	Bank of America Corp., Series K, VAR, 8.000%, 01/30/18	33,975
	5,000	Citigroup, Inc., VAR, 5.950%, 01/30/23	4,944

		Total Preferred Securities (Cost $30,899)	38,919

SHARES
	Preferred Stocks — 0.1%
		Cayman Islands — 0.0% (g)
	10	XLIT Ltd., Series D, VAR, 3.346%, 06/02/14 @	8,622

		Germany — 0.1%
	123	Volkswagen AG (a)	33,250

		United States — 0.0% (g)
	15	Ally Financial, Inc., Series G, 7.000%, 06/02/14 (e) @	14,931
	625	GMAC Capital Trust I, VAR, 8.125%, 02/15/40	17,181

			32,112

		Total Preferred Stocks (Cost $67,903)	73,984

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN FUNDS	APRIL 30, 2014

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
U.S. Treasury Obligation — 1.8%
1,020,000	U.S. Treasury Note, 0.250%, 01/31/15 (m) (Cost $1,020,864)	1,021,315

SHARES
Short-Term Investment — 5.5%
	Investment Company — 5.5%
3,089,351	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.010% (b) (l) (m) (Cost $3,089,351)	3,089,351

	Total Investments — 94.8% (Cost $51,467,415)	53,459,473
	Other Assets in Excess of Liabilities — 5.2%	2,959,750

	NET ASSETS — 100.0%	$56,419,223

Percentages indicated are based on net assets.

Summary of Investments by Industry, April 30, 2014

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Foreign Government Securities	17.4%
Investment Companies	12.2
Oil, Gas & Consumable Fuels	6.1
Pharmaceuticals	5.7
Asset-Backed Securities	5.0
Insurance	4.3
Non-Agency CMO	3.3
Banks	3.3
Diversified Telecommunication Services	2.1
U.S. Treasury Note	1.9
Media	1.6
Automobiles	1.4
Household Durables	1.4
Food Products	1.3
Specialty Retail	1.2
IT Services	1.2
Capital Markets	1.1
Health Care Providers & Services	1.1
Wireless Telecommunication Services	1.0
Others (each less than 1.0%)	21.6
Short-Term Investment	5.8

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 04/30/14	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
10	TOPIX Index	06/12/14	1,130,239	(66,866)
6	3 Year Commonwealth Treasury Bond	06/16/14	606,037	929
36	10 Year U.S. Treasury Note	06/19/14	4,479,188	17,551
27	E-mini Russell 2000	06/20/14	3,033,720	(159,914)
31	E-mini S&P 500	06/20/14	2,910,745	46,758

	Short Futures Outstanding
(10)	Euro Bund	06/06/14	(2,005,276)	(18,076)
(4)	Euro-Bobl	06/06/14	(697,948)	(2,171)
(11)	FTSE 100 Index	06/20/14	(1,252,616)	(45,469)
(11)	Mini MSCI EAFE Index	06/20/14	(1,058,365)	(10,580)
(53)	5 Year U.S. Treasury Note	06/30/14	(6,331,016)	2,391

				(235,447)

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2014	J.P. MORGAN FUNDS	17

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2014 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

Forward Foreign Currency Exchange Contracts
CONTRACTS TO BUY	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT 04/30/14	NET UNREALIZED APPRECIATION (DEPRECIATION)
68,451	EUR	Credit Suisse International	06/26/14	94,551	94,952	401
740,671	HKD	State Street Corp.	06/26/14	95,552	95,546	(6)
				190,103	190,498	395

CONTRACTS TO SELL	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT 04/30/14	NET UNREALIZED APPRECIATION (DEPRECIATION)
175,781	EUR	BNP Paribas	06/26/14	242,668	243,836	(1,168)
17,912	EUR	Credit Suisse International	06/26/14	24,574	24,847	(273)
138,933	EUR	HSBC Bank, N.A.	06/26/14	191,859	192,721	(862)
1,148,391	EUR	Royal Bank of Canada	06/26/14	1,587,382	1,592,996	(5,614)
5,471,591	EUR	State Street Corp.	06/26/14	7,549,468	7,589,941	(40,473)
456,455	GBP	Societe Generale	05/28/14	767,482	770,519	(3,037)
740,671	HKD	HSBC Bank, N.A.	06/26/14	95,528	95,546	(18)
765,153	NOK	Societe Generale	05/28/14	127,590	128,583	(993)
				10,586,551	10,638,989	(52,438)

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS

CMO	— Collateralized Mortgage Obligation
CVA	— Dutch Certification
EUR	— Euro
GBP	— British Pound
GMAC	— General Motors Acceptance Corp.
HKD	— Hong Kong Dollar
PIK	— Payment-in-Kind
NOK	— Norwegian Krone
Reg. S

—  Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

SUB	— Step-Up Bond. The interest rate shown is the rate in effect as of April 30, 2014.
VAR	— Variable Rate Security. The interest rate shown is the rate in effect as of April 30, 2014.

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(e)

—  Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(g)	— Amount rounds to less than 0.1%.

(l)	— The rate shown is the current yield as of April 30, 2014.
(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, unfunded commitments and/or forward foreign currency exchange contracts.

(x)

—  Securities are perpetual and, thus, do not have a predetermined maturity date. The coupon rates for these securities are fixed for a period of time and may be structured to adjust thereafter. The dates shown, if applicable, reflect the next call date. The coupon rates shown are the rates in effect as of April 30, 2014.

^	— All or a portion of the security is unsettled as of April, 30, 2014. Unless otherwise indicated, the coupon rate is undetermined. The coupon rate shown may not be accrued for the entire position.
@	— The date shown reflects the next call date on which the issuer may redeem the security. The coupon rate for this security is currently in effect as of April 30, 2014.

The value and percentage, based on total investments, of the investments that apply the fair valuation policy for the international investments as described in Note 2.A. of the notes to financial statements is $11,835,435 and 22.1%, respectively.

Detailed information about investment portfolios of the underlying funds can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in certified portfolio holdings filed quarterly on Form N-Q, and are available for download from both the SEC’s as well as each respective underlying fund’s website.

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN FUNDS	APRIL 30, 2014

THIS PAGE IS INTENTIONALLY LEFT BLANK

APRIL 30, 2014	J.P. MORGAN FUNDS	19

STATEMENT OF ASSETS AND LIABILITIES

AS OF APRIL 30, 2014 (Unaudited)

Global Allocation Fund
ASSETS:
Investments in non-affiliates, at value	$43,868,839
Investments in affiliates, at value	9,590,634

Total investment securities, at value	53,459,473
Cash	492,957
Foreign currency, at value	611,207
Deposits at broker for futures contracts	96,000
Receivables:
Investment securities sold	100,934
Fund shares sold	1,818,528
Interest and dividends from non-affiliates	340,174
Dividends from affiliates	9,098
Tax reclaims	13,143
Variation margin on futures contracts	149,337
Unrealized appreciation on forward foreign currency exchange contracts	401
Other assets	13,172

Total Assets	57,104,424

LIABILITIES:
Payables:
Investment securities purchased	461,626
Fund shares redeemed	37,984
Unrealized depreciation on forward foreign currency exchange contracts	52,444
Accrued liabilities:
Investment advisory fees	10,281
Distribution fees	5,939
Custodian and accounting fees	62,026
Audit Fees	42,526
Other	12,375

Total Liabilities	685,201

Net Assets	$56,419,223

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN FUNDS	APRIL 30, 2014

Global Allocation Fund
NET ASSETS:
Paid-in-Capital	$53,535,709
Accumulated undistributed (distributions in excess of) net investment income	193,795
Accumulated net realized gains (losses)	977,783
Net unrealized appreciation (depreciation)	1,711,936

Total Net Assets	$56,419,223

Net Assets:
Class A	$17,206,808
Class C	5,066,045
Class R2	59,746
Select Class	34,086,624

Total	$56,419,223

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	1,034,506
Class C	306,190
Class R2	3,595
Select Class	2,045,566

Net Asset Value (a):
Class A — Redemption price per share	$16.63
Class C — Offering price per share (b)	16.55
Class R2 — Offering and redemption price per share	16.62
Select Class — Offering and redemption price per share	16.66
Class A maximum sales charge	4.50%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$17.41

Cost of investments in non-affiliates	$42,116,847
Cost of investments in affiliates	9,350,568
Cost of foreign currency	608,096

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2014	J.P. MORGAN FUNDS	21

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED APRIL 30, 2014 (Unaudited)

Global Allocation Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$305,531
Interest income from affiliates	4
Dividend income from non-affiliates	214,219
Dividend income from affiliates	52,983
Foreign taxes withheld	(11,813)

Total investment income	560,924

EXPENSES:
Investment advisory fees	122,510
Administration fees	16,976
Distribution fees:
Class A	9,181
Class C	7,984
Class R2	146
Shareholder servicing fees:
Class A	9,181
Class C	2,661
Class R2	73
Select Class	39,131
Custodian and accounting fees	67,725
Professional fees	40,497
Trustees’ and Chief Compliance Officer’s fees	95
Printing and mailing costs	9,714
Registration and filing fees	25,367
Transfer agent fees	3,825
Other	3,780

Total expenses	358,846

Less amounts waived	(174,900)
Less expense reimbursements	(8,376)

Net expenses	175,570

Net investment income (loss)	385,354

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	774,337
Futures	613,676
Foreign currency transactions	(90,120)

Net realized gains (losses)	1,297,893

Distributions of capital gains received from investment company affiliates	2,292
Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	(29,069)
Investments in affiliates	233,832
Futures	(317,904)
Foreign currency translations	(38,595)
Unfunded commitments	(34)

Change in net unrealized appreciation/depreciation	(151,770)

Net realized/unrealized gains (losses)	1,148,415

Change in net assets resulting from operations	$1,533,769

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN FUNDS	APRIL 30, 2014

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	Global Allocation Fund
	Six Months Ended 4/30/2014 (Unaudited)	Year Ended 10/31/2013
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$385,354	$467,193
Net realized gain (loss)	1,297,893	1,923,506
Distributions of capital gains received from investment company affiliates	2,292	—
Change in net unrealized appreciation/depreciation	(151,770)	1,095,801

Change in net assets resulting from operations	1,533,769	3,486,500

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(26,837)	(3,910)
From net realized gains	(72,061)	—
Class C
From net investment income	(4,946)	(1,471)
From net realized gains	(14,835)	—
Class R2
From net investment income	(195)	(1,254)
From net realized gains	(1,267)	—
Select Class
From net investment income	(166,364)	(601,107)
From net realized gains	(652,631)	—

Total distributions to shareholders	(939,136)	(607,742)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	25,497,559	7,443,386

NET ASSETS:
Change in net assets	26,092,192	10,322,144
Beginning of period	30,327,031	20,004,887

End of period	$56,419,223	$30,327,031

Accumulated undistributed (distributions in excess of) net investment income	$193,795	$6,783

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2014	J.P. MORGAN FUNDS	23

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	Global Allocation Fund
	Six Months Ended 4/30/2014 (Unaudited)	Year Ended 10/31/2013
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$15,300,708	$2,187,186
Distributions reinvested	98,291	3,910
Cost of shares redeemed	(645,510)	(49,728)

Change in net assets resulting from Class A capital transactions	$14,753,489	$2,141,368

Class C
Proceeds from shares issued	$4,669,825	$313,942
Distributions reinvested	19,781	1,471
Cost of shares redeemed	(49,641)	(18)

Change in net assets resulting from Class C capital transactions	$4,639,965	$315,395

Class R2
Proceeds from shares issued	$— (a)	$—
Distributions reinvested	1,462	1,254

Change in net assets resulting from Class R2 capital transactions	$1,462	$1,254

Select Class
Proceeds from shares issued	$7,251,895	$4,392,861
Distributions reinvested	783,419	600,453
Cost of shares redeemed	(1,932,671)	(7,945)

Change in net assets resulting from Select Class capital transactions	$6,102,643	$4,985,369

Total change in net assets resulting from capital transactions	$25,497,559	$7,443,386

SHARE TRANSACTIONS:
Class A
Issued	930,910	136,494
Reinvested	6,007	250
Redeemed	(39,405)	(3,181)

Change in Class A Shares	897,512	133,563

Class C
Issued	284,813	19,668
Reinvested	1,215	97
Redeemed	(3,017)	(1)

Change in Class C Shares	283,011	19,764

Class R2
Issued	— (a)	—
Reinvested	89	84

Change in Class R2 Shares	89	84

Select Class
Issued	438,511	272,575
Reinvested	47,869	39,600
Redeemed	(118,759)	(494)

Change in Select Class Shares	367,621	311,681

(a)	Amount rounds to less than 1 (share or dollar).

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN FUNDS	APRIL 30, 2014

THIS PAGE IS INTENTIONALLY LEFT BLANK

APRIL 30, 2014	J.P. MORGAN FUNDS	25

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Global Allocation Fund
Class A
Six Months Ended April 30, 2014 (Unaudited)	$16.45	$0.16	(h)	$0.46	$0.62	$(0.08)	$(0.36)	$(0.44)
Year Ended October 31, 2013	14.52	0.19	(h)	2.15	2.34	(0.41)	—	(0.41)
Year Ended October 31, 2012	13.53	0.38		0.98	1.36	(0.37)	—	(0.37)
May 31, 2011 (i) through October 31, 2011	15.00	0.14		(1.58)	(1.44)	(0.03)	—	(0.03)

Class C
Six Months Ended April 30, 2014 (Unaudited)	16.39	0.12	(h)	0.46	0.58	(0.06)	(0.36)	(0.42)
Year Ended October 31, 2013	14.49	0.16	(h)	2.09	2.25	(0.35)	—	(0.35)
Year Ended October 31, 2012	13.52	0.31		0.99	1.30	(0.33)	—	(0.33)
May 31, 2011 (i) through October 31, 2011	15.00	0.11		(1.58)	(1.47)	(0.01)	—	(0.01)

Class R2
Six Months Ended April 30, 2014 (Unaudited)	16.44	0.11	(h)	0.48	0.59	(0.05)	(0.36)	(0.41)
Year Ended October 31, 2013	14.51	0.25	(h)	2.04	2.29	(0.36)	—	(0.36)
Year Ended October 31, 2012	13.53	0.34		0.99	1.33	(0.35)	—	(0.35)
May 31, 2011 (i) through October 31, 2011	15.00	0.12		(1.58)	(1.46)	(0.01)	—	(0.01)

Select Class
Six Months Ended April 30, 2014 (Unaudited)	16.47	0.16	(h)	0.48	0.64	(0.09)	(0.36)	(0.45)
Year Ended October 31, 2013	14.53	0.33	(h)	2.04	2.37	(0.43)	—	(0.43)
Year Ended October 31, 2012	13.53	0.41		1.00	1.41	(0.41)	—	(0.41)
May 31, 2011 (i) through October 31, 2011	15.00	0.15		(1.58)	(1.43)	(0.04)	—	(0.04)

(a)	Annualized for periods less than one year.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes interest expense, if applicable, which is less than 0.01% unless otherwise noted.
(f)	Does not include expenses of Underlying Funds.
(g)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(h)	Calculated based upon average shares outstanding.
(i)	Commencement of operations.
(j)	Certain non-recurring expenses incurred by the Fund were not annualized for the period ended October 31, 2011.

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN FUNDS	APRIL 30, 2014

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period	Net expenses (e)(f)		Net investment income (loss) (b)		Expenses without waivers and reimbursements (f)		Portfolio turnover rate (c)(g)

$16.63	3.81%	$17,206,808	1.01%		1.92%		1.86%		34%
16.45	16.36	2,253,237	1.05		1.18		3.30		120
14.52	10.26	49,838	1.05		2.70		2.54		67
13.53	(9.63)	45,190	1.05	(j)	2.36	(j)	2.79	(j)	51

16.55	3.60	5,066,045	1.51		1.45		2.34		34
16.39	15.74	379,866	1.55		1.00		3.41		120
14.49	9.75	49,485	1.55		2.19		3.04		67
13.52	(9.83)	45,096	1.55	(j)	1.86	(j)	3.28	(j)	51

16.62	3.68	59,746	1.28		1.39		2.20		34
16.44	16.06	57,612	1.30		1.61		2.79		120
14.51	9.99	49,661	1.30		2.44		2.79		67
13.53	(9.71)	45,143	1.30	(j)	2.10	(j)	3.04	(j)	51

16.66	3.94	34,086,624	0.78		1.91		1.69		34
16.47	16.61	27,636,316	0.80		2.10		2.31		120
14.53	10.58	19,855,903	0.80		2.95		2.29		67
13.53	(9.56)	17,959,340	0.80	(j)	2.61	(j)	2.55	(j)	51

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2014	J.P. MORGAN FUNDS	27

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2014 (Unaudited)

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following is a separate fund of the Trust (the “Fund”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Global Allocation Fund	Class A, Class C, Class R2 and Select Class	Diversified

The investment objective of the Fund is to seek to maximize long-term total return.

Prior to May 31, 2013, the Fund was not publicly offered for investment.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class R2 and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Fund’s prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities, including investments in Exchange Traded Funds (“ETFs”), listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Fund are valued. Securities listed on the NASDAQ Stock Market LLC are generally valued at the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on prices received from independent or affiliated pricing services approved by the Board of Trustees or third party broker-dealers. The pricing services or broker-dealers use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services or broker-dealers may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services or broker-dealers also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair values. Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates fair value. Investments in J.P. Morgan Funds (the “Underlying Funds”) are valued at each underlying investment company’s net asset value per share (“NAV”) as of the report date.

Certain investments of the Fund may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Fund to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material. Futures and options are generally valued on the basis of available market quotations. Swaps and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such pricing services or values received are deemed not representative of fair value, values will be obtained from a third party broker-dealer or counterparty.

Securities or other assets for which market quotations are not readily available or for which market quotations are deemed to not represent the fair value of the security or asset at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. The Board of Trustees has established an Audit and Valuation Committee to assist with the oversight of the valuation of the Fund’s securities. JPMorgan Funds Management, Inc. (the “Administrator” or “JPMFM”) has established a Valuation Committee (“VC”) that is comprised of senior representatives from JPMFM, J.P. Morgan Investment Management Inc. (the “Adviser” or “JPMIM”), and J.P. Morgan Asset Management’s Legal, Compliance and Risk Management groups and the Fund’s Chief Compliance Officer. The VC’s responsibilities include making determinations regarding Level 3 fair value measurements (“Fair Values”) and/or providing recommendations for approval to the Board of Trustees’ Audit and Valuation Committee, in accordance with the Fund’s valuation policies.

The VC or Board of Trustees, as applicable, primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The VC or Board of Trustees may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also

28	J.P. MORGAN FUNDS	APRIL 30, 2014

take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Fund applies fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in its portfolio by utilizing the quotations of an independent pricing service, unless the Adviser determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time the Fund calculates its net asset value.

It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. JPMFM and JPMIM are responsible for monitoring developments that may impact Fair Values and for discussing and assessing Fair Values on an ongoing, and at least a quarterly basis with the VC and Board of Trustees, as applicable. The appropriateness of Fair Values is assessed based on results of unchanged price review and consideration of macro or security specific events, back testing, and broker and vendor due diligence.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the fair value of the Fund’s investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table represents each valuation input as presented on the Schedule of Portfolio Investments (“SOI”):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Asset-Backed Securities
United States	$—	$77,006	$2,611,749	$2,688,755
Collateralized Mortgage Obligations
Non-Agency CMO
United States	—	1,782,084	—	1,782,084
Common Stocks
Belgium	—	500,614	—	500,614
Bermuda	77,590	—	—	77,590
Canada	204,863	—	—	204,863
Denmark	—	264,372	—	264,372
France	—	1,295,564	—	1,295,564
Germany	—	1,118,017	—	1,118,017
Hong Kong	93,115	—	—	93,115
Ireland	—	703,331	—	703,331
Italy	—	142,576	—	142,576
Japan	—	2,262,906	—	2,262,906
Netherlands	—	1,008,277	—	1,008,277
Norway	—	458,506	—	458,506
Singapore	55,499	192,502	—	248,001
Switzerland	16,907	1,494,140	—	1,511,047
United Kingdom	—	2,359,381	—	2,359,381
United States	10,150,558	—	—	10,150,558

Total Common Stocks	10,598,532	11,800,186	—	22,398,718

Corporate Bonds
Australia	—	53,500	—	53,500
Bahamas	—	13,080	—	13,080
Canada	—	199,910	—	199,910
Cayman Islands	—	16,313	—	16,313
Finland	—	3,210	—	3,210
France	—	5,669	—	5,669
Liberia	—	16,425	—	16,425

APRIL 30, 2014	J.P. MORGAN FUNDS	29

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2014 (Unaudited) (continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Luxembourg	$—	$164,594	$—	$164,594
Netherlands	—	14,581	—	14,581
Panama	—	2,015	—	2,015
Singapore	—	15,075	—	15,075
Spain	—	108,750	—	108,750
United Kingdom	—	50,015	—	50,015
United States	—	5,458,280	91,797	5,550,077

Total Corporate Bonds	—	6,121,417	91,797	6,213,214

Foreign Government Securities	—	9,286,344	—	9,286,344
Investment Companies
United States	6,501,283	—	—	6,501,283
Loan Assignments
Singapore	—	4,010	—	4,010
United States	—	165,336	—	165,336

Total Loan Assignments	—	169,346	—	169,346

Options Purchased
Call Options Purchased	196,160	—	—	196,160
Preferred Securities
United States	—	38,919	—	38,919
Preferred Stocks
Cayman Islands	—	8,622	—	8,622
Germany	—	33,250	—	33,250
United States	17,181	14,931	—	32,112

Total Preferred Stocks	17,181	56,803	—	73,984

U.S. Treasury Obligation	—	1,021,315	—	1,021,315
Short-Term Investment
Investment Company	3,089,351	—	—	3,089,351

Total Investments in Securities	$20,402,507	$30,353,420	$2,703,546	$53,459,473

Appreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$401	$—	$401
Futures Contracts	67,629	—	—	67,629

Total Appreciation in Other Financial Instruments	$67,629	$401	$—	$68,030

Depreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$(52,444)	$—	$(52,444)
Futures Contracts	(303,076)	—	—	(303,076)

Total Depreciation in Other Financial Instruments	$(303,076)	$(52,444)	$—	$(355,520)

There were no transfers among any levels during the six months ended April 30, 2014.

The following is a summary of investments for which significant unobservable inputs (Level 3) were used in determining fair value:

Global Allocation Fund	Balance as of 10/31/13	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Net accretion (amortization)	Purchases[1]	Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of 04/30/14
Investments in Securities
Asset-Backed Securities — United States	$—	$—	$38,138	$2,705	$2,708,730	$(137,824)	$—	$—	$2,611,749
Common Stocks — United States	13,950	(16,681)	21,787	—	—	(19,056)	—	—	—
Corporate Bonds — United States	60,723	—	2,377	(239)	35,394	(6,458)	—	—	91,797

Total	$74,673	$(16,681)	$62,302	$2,466	$2,744,124	$(163,338)	$—	$—	$2,703,546

30	J.P. MORGAN FUNDS	APRIL 30, 2014

1	Purchases include all purchases of securities and securities received in corporate actions.
2	Sales include all sales of securities, maturities, paydowns and securities tendered in corporate actions.

Transfers into, or out of, Level 3 are valued utilizing values as of the beginning of the year.

Transfers from Level 2 to Level 3 or from Level 3 to Level 2 are due to a decline or an increase in market activity (e.g. frequency of trades) , respectively, which resulted in a lack of or increase in available market inputs to determine price.

The change in unrealized appreciation (depreciation) attributable to securities owned at April 30, 2014, which were valued using significant unobservable inputs (Level 3), amounted to $62,302. This amount is included in change in net unrealized appreciation (depreciation) of investments in non-affiliates on the Statement of Operations.

B. Restricted and Illiquid Securities — Certain securities held by the Fund may be subject to legal or contractual restrictions on resale and/or are illiquid. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933 (the “Securities Act”). Illiquid securities are securities which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately their fair value and include, but are not limited to, repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net assets of the Fund. As of April 30, 2014, the Fund had no investments in restricted or illiquid securities other than securities sold to the Fund under Rule 144A and/or Regulation S under the Securities Act.

C. Investment Transactions with Affiliates — The Fund invests in certain Underlying Funds which are advised by the Adviser or its affiliates pursuant to Section 12(d)(1)(G) of the 1940 Act. An issuer which is under common control with the Fund may be considered an affiliate. For the purposes of the financial statements, the Fund assumes the following to be affiliated issuers. Included in the purchases and sales amounts in the table below are exchanges between certain share classes of the Underlying Funds. Such exchanges are not treated as purchases and sales for the purpose of recognizing realized gains (losses) or portfolio turnover. Included in the Realized Gain (Loss) amounts in the table below are distributions of realized capital gains, if any, by the affiliated Underlying Funds:

	For the six months ended April 30, 2014
Affiliate	Value at October 31, 2013	Purchase Cost	Sales Proceeds	Realized Gain (Loss)	Dividend Income	Shares at April 30, 2014	Value at April 30, 2014
JPMorgan Emerging Markets Equity Fund, Class R6 Shares	$—	$3,310,001	$—	$—	$—	151,716	$3,551,668
JPMorgan Floating Rate Income Fund, Class R6 Shares	—	2,951,217	—	—	18,910	292,331	2,949,615
JPMorgan Floating Rate Income Fund, Select Class Shares	2,402,801	28,279	2,427,084	2,238	33,502	—	—
JPMorgan Prime Money Market Fund, Institutional Class Shares	9,792,000	27,511,769	34,214,472	54	571	3,089,351	3,089,351

Total	$12,194,801			$2,292	$52,983		$9,590,634

D. Loan Assignments — The Fund invests in loan assignments of all or a portion of the loans. When the Fund purchases a loan assignment the Fund has direct rights against the borrower on a loan provided, however, the Fund’s right may be more limited than the lender from which it acquired the assignment and the Fund maybe able to enforce its rights only through an administrative agent. As a result, the Fund assumes the credit risk of the Borrower (“Intermediate Participants”) and any other person interpositioned between the Fund and the Borrower. Although certain loan assignments are secured by collateral, the Fund could experience delays or limitations in realizing on such collateral or have its interest subordinated to other indebtedness of the borrower. In addition, loan assignments are vulnerable to market conditions such that economic conditions or events may reduce the demand for assignments and certain assignments which were liquid, when purchased, may become illiquid.

E. Unfunded Commitments — The Fund may enter into commitments to buy and sell investments including commitments to buy loan assignments to settle on future dates as part of their normal investment activities. Unfunded commitments may include revolving loan facilities which may obligate the Fund to provide cash to the borrower on demand. Unfunded commitments are generally traded and priced as part of a related loan assignment (Note 2.D.). The value of the unfunded portion of the investment is determined using a pro-rata allocation, based on its par value relative to the par value of the entire investment. The unrealized appreciation/(depreciation) from unfunded commitments is reported in the Statement of Assets and Liabilities. The Fund segregates security positions such that sufficient liquid assets will be available for the commitments on a future date. Credit risk exists on these commitments to the extent of any difference between the sales price and current value of the underlying securities sold. Market risk exists on these commitments to buy to the same extent as if the securities were owned on a settled basis and gains and losses are recorded and reported in the same manner. The Fund may receive an ongoing commitment fee based on the undrawn portion of the underlying loan facility, which is recorded as a component of interest income on the Statement of Operations.

APRIL 30, 2014	J.P. MORGAN FUNDS	31

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2014 (Unaudited) (continued)

At April 30, 2014, the Fund had no unfunded loan commitments.

F. Derivatives — The Fund uses instruments including futures, forward foreign currency exchange contracts and options in connection with its investment strategy. Derivative instruments may be used as substitutes for securities in which the Fund can invest, to hedge portfolio investments or to generate income or gain to the Fund. The Fund also uses derivatives to manage duration, sector and yield curve exposures and credit and spread volatility.

The Fund may be subject to various risks from the use of derivatives including the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to derivatives counterparties’ failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing the Fund to close out its position(s); and, documentation risk relating to disagreement over contract terms. Investing in certain derivatives also results in a form of leverage and as such, the Fund’s risk of loss associated with these instruments may exceed their value, as recorded in the Statement of Assets and Liabilities.

Counterparty credit risk may be mitigated to the extent a counterparty posts collateral for mark to market gains to the Fund.

The Fund is party to various derivative contracts governed by International Swaps and Derivatives Association master agreements (“ISDA agreements”). The Fund’s ISDA agreements, which are separately negotiated with each dealer counterparty, may contain provisions allowing, absent other considerations, a counterparty to exercise rights, to the extent not otherwise waived, against the Fund in the event the Fund’s net assets decline over time by a pre-determined percentage or fall below a pre-determined floor. The ISDA agreements also contain provisions allowing, absent other conditions, the Fund to exercise rights, to the extent not otherwise waived, against the counterparty (i.e. decline in a counterparty’s credit rating below a specified level). Such rights for both the counterparty and Fund often include the ability to terminate (i.e. close out) open contracts at prices which may favor the counterparty, which could have an adverse effect on the Fund. The ISDA agreements give the Fund and counterparty the right, upon an event of default, to close out all transactions traded under such agreements and to net amounts owed or due across all transactions and offset such net payable or receivable with collateral posted to a segregated account by one party to the other.

Notes F(1) — F(3) below describe the various derivatives used by the Fund.

(1). Options — The Fund purchases and sells (writes) put and call options on various instruments including futures, securities, currencies and interest rate swaps (“swaptions”) to manage and hedge interest rate risks within its portfolio and also to gain long or short exposure to the underlying instrument, index, currency or rate. A purchaser of a put option has the right, but not the obligation, to sell the underlying instrument at an agreed upon price (“strike price”) to the option seller. A purchaser of a call option has the right, but not the obligation, to purchase the underlying instrument at the strike price from the option seller. Swaptions and Eurodollar options are settled for cash.

Options Purchased — Premiums paid by the Fund for options purchased are included in the Statement of Assets and Liabilities as an investment. The option is adjusted daily to reflect the current market value of the option and the change is recorded as Change in net unrealized appreciation/ depreciation of investments in non-affiliates on the Statement of Operations. If the option is allowed to expire, the Fund will lose the entire premium it paid and record a realized loss for the premium amount. Premiums paid for options purchased which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) or cost basis of the security.

The Fund’s exchange traded option contracts are not subject to master netting arrangements.

(2). Futures Contracts — The Fund uses treasury, index or other financial futures contracts to manage and hedge interest rate risk associated with portfolio investments and to gain or reduce exposure to the stock and bond markets. The Fund also uses futures to lengthen or shorten the duration of the overall investment portfolio.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as change in net unrealized appreciation/ depreciation in the Statement of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the Statement of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated in the SOI and cash deposited is recorded on the Statement of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statement of Assets and Liabilities.

The Fund may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The Fund’s futures contracts are not subject to master netting arrangements.

32	J.P. MORGAN FUNDS	APRIL 30, 2014

(3). Forward Foreign Currency Exchange Contracts — The Fund may be exposed to foreign currency risks associated with portfolio investments and therefore uses forward foreign currency exchange contracts to hedge or manage these exposures. Forward foreign currency exchange contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

The values of the forward foreign currency exchange contracts are adjusted daily based on the applicable exchange rate of the underlying currency. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract settlement date. When the forward foreign currency exchange contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed.

As of April 30, 2014 the Fund did not receive or post collateral for forward foreign currency exchange contracts.

(4). Summary of Derivatives Information — The following table presents the value of derivatives held as of April 30, 2014, by their primary underlying risk exposure and respective location on the Statement of Assets and Liabilities:

Derivative Contract	Statement of Assets and Liabilities Location
Gross Assets:		Options (a)	Futures Contracts (b)	Forward Foreign Currency Exchange Contracts	Total
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	$196,160	$46,758	$—	$242,918
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	—	20,871	—	20,871
Foreign exchange contracts	Receivables	—	—	401	401

Total		$196,160	$67,629	$401	$264,190

Gross Liabilities:
Equity contracts	Payables, Net Assets — Unrealized Depreciation	$—	$(282,829)	$—	$(282,829)
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	—	(20,247)	—	(20,247)
Foreign exchange contracts	Payables	—	—	(52,444)	(52,444)

Total		$—	$(303,076)	$(52,444)	$(355,520)

(a)	The market value of options purchased is reported as Investments in non-affiliates, at value on the Statement of Assets and Liabilities.
(b)	This amount represents the cumulative appreciation (depreciation) of futures contracts as reported on the SOI. The Statement of Assets and Liabilities only reflects the current day variation margin receivable/payable to brokers.

The following tables present the Fund’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and net of any related collateral received or posted by the Fund as of April 30, 2014 (amounts in thousands):

Counterparty	Gross Amount of Derivative Assets Presented in the Statement of Assets and Liabilities (a)		Derivatives Available for Offset	Collateral Received	Net Amount Due From Counterparty (not less than zero)
Credit Suisse International	$401		$(273)	$—	$128
Exchange Traded Futures & Options Contracts (b)	263,789	(c)	—	—	263,789

	$264,190		$(273)	$—	$263,917

APRIL 30, 2014	J.P. MORGAN FUNDS	33

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2014 (Unaudited) (continued)

Counterparty	Gross Amount of Derivative Liabilities Presented in the Statement of Assets and Liabilities (a)		Derivatives Available for Offset	Collateral Posted	Net Amount Due To Counterparty (not less than zero)
BNP Paribas	$1,168		$—	$—	$1,168
Credit Suisse International	273		(273)	—	—
HSBC Bank, N.A.	880		—	—	880
Royal Bank of Canada	5,614		—	—	5,614
Societe Generale	4,030		—	—	4,030
State Street Corp.	40,479		—	—	40,479
Exchange Traded Futures & Options Contracts (b)	303,076	(c)	—	—	303,076

	$355,520		$(273)	$—	$355,247

(a)	For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities subject to master netting arrangements in the Statement of Assets and Liabilities.
(b)	These derivatives are not subject to master netting arrangements.
(c)	This amount represents the cumulative appreciation (depreciation) of futures contracts as reported in the SOI. The Statements of Assets and Liabilities only reflect the current day variation margin receivable/payable to brokers for futures contracts.

The following tables present the effect of derivatives on the Statement of Operations for the six months ended April 30, 2014, by primary underlying risk exposure:

Amount of Realized Gain (Loss) on Derivatives Recognized in Statement of Operations
Derivative Contract	Options	Futures Contracts	Forward Foreign Currency Exchange Contracts	Total
Equity contracts	$413,722	$684,217	$—	$1,097,939
Foreign exchange contracts	—	—	(103,213)	(103,213)
Interest rate contracts	—	(70,541)	—	(70,541)

Total	$413,722	$613,676	$(103,213)	$924,185

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Statement of Operations
Derivative Contract	Options	Futures Contracts	Forward Foreign Currency Exchange Contracts	Total
Equity contracts	$(122,996)	$(362,901)	$—	$(485,897)
Foreign exchange contracts	—	—	(46,220)	(46,220)
Interest rate contracts	—	44,997	—	44,997

Total	$(122,996)	$(317,904)	$(46,220)	$(487,120)

The Fund’s derivatives contracts held at April 30, 2014 are not accounted for as hedging instruments under GAAP.

34	J.P. MORGAN FUNDS	APRIL 30, 2014

Derivatives Volume

The table below discloses the volume of the Fund’s futures contracts, forward foreign currency exchange contracts and options activity during the six months ended April 30, 2014. Please refer to the tables in the Summary of Derivatives Information for derivative-related gains and losses associated with volume activity.

Futures Contracts:
Equity
Average Notional Balance Long	$7,758,529
Average Notional Balance Short	2,640,713
Ending Notional Balance Long	7,074,704
Ending Notional Balance Short	2,310,981
Interest Rate
Average Notional Balance Long	3,571,038
Average Notional Balance Short	8,348,946
Ending Notional Balance Long	5,085,225
Ending Notional Balance Short	9,034,240

Forward Foreign Currency Exchange Contracts:
Average Settlement Value Purchased	184,646
Average Settlement Value Sold	6,490,487
Ending Settlement Value Purchased	190,103
Ending Settlement Value Sold	10,586,551

Exchange-Traded Options:
Average Number of Contracts Purchased	98
Ending Number of Contracts Purchased	77

G. Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held. Accordingly, such foreign currency gains (losses) are included in the reported Change in net unrealized appreciation/depreciation on investment transactions on the Statement of Operations. The Fund does isolate the effect of changes in foreign exchange rates from fluctuations when determining realized gain or loss for sales of fixed income securities.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the Statement of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end and are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the Statement of Operations.

H. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income net of foreign taxes withheld, if any, and distributions of net investment income and realized capital gains from the Underlying Funds are recorded on the ex-dividend date or when the Fund first learns of the dividend.

I. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

The Fund invests in Underlying Funds and, as a result, bears a portion of the expenses incurred by these Underlying Funds. These expenses are not reflected in the expenses shown in the Statement of Operations and are not included in the ratio to average net assets shown in the Financial Highlights.

Certain expenses of affiliated Underlying Funds are waived as described in Note 3.F.

APRIL 30, 2014	J.P. MORGAN FUNDS	35

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2014 (Unaudited) (continued)

J. Federal Income Taxes — The Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Fund’s tax positions for all open tax years and has determined that as of April 30, 2014, no liability for income tax is required in the Fund’s financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Fund’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

K. Foreign Taxes — The Fund may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

L. Distributions to Shareholders — Distributions from net investment income are generally declared and paid quarterly and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, the Adviser, an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), supervises the investments of the Fund and for such services is paid a fee. The fee is accrued daily and paid monthly at an annual rate of 0.60% of the Fund’s average daily net assets.

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator, an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Fund. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended April 30, 2014, the effective annualized rate was 0.08% of the Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly owned subsidiary of JPMorgan, serves as the Fund’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class C and Class R2 Shares of the Fund in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Fund shall pay distribution fees, including payments to the Distributor, at annual rates of 0.25%, 0.75% and 0.50% of the average daily net assets of Class A, Class C and Class R2 Shares, respectively.

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended April 30, 2014, the Distributor retained the following amounts:

Front-End Sales Charge	CDSC
$8,358	$4

D. Shareholder Servicing Fees — The Trust, on behalf of the Fund, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

Class A	Class C	Class R2	Select Class
0.25%	0.25%	0.25%	0.25%

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Fund under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

36	J.P. MORGAN FUNDS	APRIL 30, 2014

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Fund. For these services, the Fund pays JPMCB transaction and asset based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Fund for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. Payments to the custodian may be reduced by credits earned by the Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately in the Statement of Operations.

Interest income, if any, earned on cash balances at the custodian, is included in Interest income from affiliates in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statement of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Fund to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Fund’s average daily net assets as shown in the table below:

Class A	Class C	Class R2	Select Class
1.05%	1.55%	1.30%	0.80%

The expense limitation agreement was in effect for the six months ended April 30, 2014. The contractual expense limitation percentages in the table above are in place until at least February 28, 2015.

For the six months ended April 30, 2014, the Fund’s service providers waived fees and/or reimbursed expenses for the Fund as follows. None of these parties expect the Fund to repay any such waived fees and/or reimbursed expenses in future years.

Contractual Waivers
Investment Advisory	Administration	Shareholder Servicing	Total	Contractual Reimbursements
$101,790	$16,976	$51,046	$169,812	$8,376

Additionally, the Fund may invest in one or more money market funds advised by the Adviser or its affiliates. The Adviser, Administrator and Distributor, as shareholder servicing agent, waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Fund’s investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amount of waivers resulting from investments in these money market funds for the six months ended April 30, 2014 was $5,088.

The Underlying Funds may impose a separate advisory and a shareholder servicing fee. The Fund’s Adviser and/or Distributor have agreed to waive the Fund’s fees in the weighted average pro-rata amount of the advisory and shareholder servicing fees charged by the affiliated Underlying Funds. These waivers will be in addition to any waivers required to meet the Fund’s contractual expense limitations, but will not exceed the Fund’s advisory fee and/or shareholder servicing fees.

G. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Fund for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Fund in accordance with Federal securities regulations. The Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended April 30, 2014, the Fund and/or certain Underlying Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Adviser.

The Fund may use related party broker-dealers. For the six months ended April 30, 2014, the Fund did not incur any brokerage commissions with broker-dealers affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Fund to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the six months ended April 30, 2014, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
$38,490,260	$10,734,544	$1,140,029	$230,009

APRIL 30, 2014	J.P. MORGAN FUNDS	37

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2014 (Unaudited) (continued)

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at April 30, 2014 were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$51,467,415	$2,531,125	$539,067	$1,992,058

6. Borrowings

The Fund relies upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Fund to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Fund because the Fund and the series of JPMorgan Trust II are both investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Fund. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 10, 2014.

The Fund had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at April 30, 2014, or at any time during the six months then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statement of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

One or more affiliates of the Adviser have investment discretion with respect to their clients’ holdings in the Fund, which collectively represent a significant portion of the Fund’s assets.

Additionally, the Fund has a shareholder, which is an account maintained by a financial intermediary on behalf of its clients, that owns a significant portion of the Fund’s outstanding shares.

Additionally, as of April 30, 2014, the Adviser owns a significant portion of the outstanding shares of the Fund.

Significant shareholder transactions by these shareholders, if any, may impact the Fund’s performance.

The Fund may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions, which may vary throughout the year. Such concentrations may subject the Fund to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

As of April 30, 2014, a portion of the Fund’s net assets consist of securities that are denominated in foreign currencies. Changes in currency exchange rates will affect the value of, and investment income from, such securities.

Because of the Fund’s investments in the Underlying Funds, the Fund indirectly pays a portion of the expenses incurred by the Underlying Funds. As a result, the cost of investing in the Fund may be higher than the cost of investing in a mutual fund that invests directly in individual securities and financial instruments. The Fund is also subject to certain risks related to the Underlying Funds’ investments in securities and financial instruments such as fixed income securities, including high yield, asset-backed and mortgage-related securities, equity securities, foreign and emerging markets securities, commodities; and real estate securities. These securities are subject to risks specific to their structure, sector or market.

In addition, the Underlying Funds may use derivative instruments in connection with their individual investment strategies including futures, forward foreign currency exchange contracts, options, swaps and other derivatives, which are also subject to specific risks related to their structure, sector or market and may be riskier than investments in other types of securities.

38	J.P. MORGAN FUNDS	APRIL 30, 2014

The Fund may also invest in unaffiliated ETFs. ETFs are pooled investment vehicles whose ownership interests are purchased and sold on a securities exchange. ETFs may be structured as investment companies, depositary receipts or other pooled investment vehicles and may be passively or actively managed. Passively managed ETFs generally seek to track the performance of a particular market index, including broad-based market indexes, as well as indexes relating to particular sectors, markets, regions or industries. Actively managed ETFs do not seek to track the performance of a particular market index. The price movement of an index-based ETF may not track the underlying index and may result in a loss. In addition, ETFs may trade at a price below their net asset value (also known as a discount).

Specific risks and concentrations present in the Underlying Funds are disclosed within their individual financial statements and registration statements, as appropriate.

The Fund is subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. The ability of the issuers of debt to meet their obligations may be affected by the economic and political developments in a specific industry or region.

The Fund is also subject to counterparty credit risk, which is the risk that a counterparty fails to perform on agreements with the Fund such as option contracts.

The Fund is subject to risks associated with securities with contractual cash flows including asset-backed and mortgage-related securities such as collateralized mortgage obligations, mortgage pass-through securities and commercial mortgage-backed securities, including securities backed by sub-prime mortgage loans. The value, liquidity and related income of these securities are sensitive to changes in economic conditions, including real estate value, pre-payments, delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates.

As of April 30, 2014, the Fund had the following country allocations representing greater than 10% of total investments.

Germany	United States
16.1%	52.4%

APRIL 30, 2014	J.P. MORGAN FUNDS	39

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, November 1, 2013, and continued to hold your shares at the end of the reporting period, April 30, 2014.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value November 1, 2013	Ending Account Value April 30, 2014	Expenses Paid During the Period*	Annualized Expense Ratio
Global Allocation Fund
Class A
Actual	$1,000.00	$1,038.10	$5.10	1.01%
Hypothetical	1,000.00	1,019.79	5.06	1.01
Class C
Actual	1,000.00	1,036.00	7.62	1.51
Hypothetical	1,000.00	1,017.31	7.55	1.51
Class R2
Actual	1,000.00	1,036.80	6.46	1.28
Hypothetical	1,000.00	1,018.45	6.41	1.28
Select Class
Actual	1,000.00	1,039.40	3.94	0.78
Hypothetical	1,000.00	1,020.93	3.91	0.78

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

40	J.P. MORGAN FUNDS	APRIL 30, 2014

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

The Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Fund’s website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Adviser. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2014. All rights reserved. April 2014.	SAN-GAL-414

J.P. Morgan Specialty

Funds

Semi-Annual Report

April 30, 2014 (Unaudited)

JPMorgan Growth Long/Short Fund

JPMorgan Multi-Cap Long/Short Fund

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

J. P. Morgan Funds

CEO’s Letter (Unaudited)

May 29, 2014

Dear Shareholder:

Broad improvement in the global economy -- particularly in developed markets -- drove global equity prices to successive record highs during the six months ended April 30, 2014. While bond markets experienced periodic volatility, the concerted efforts of central banks to hold down interest rates and thus tamp down inflationary pressures ultimately helped bond prices to recover somewhat toward the end of the period. Globally, investors appeared to shrug off events that had rattled financial markets: the U.S. Federal Reserve’s (the “Fed”) decision to taper its asset purchasing; severe winter weather across large parts of the U.S.; the continuing political/military crisis in Ukraine; and broad concerns about the health of China’s economy.

In December, the Fed followed through on its stated policy direction and reduced its monthly purchases of U.S. Treasury bonds and mortgage-backed securities by $10 billion to $75 billion and further cut purchases to $55 billion by the end of April. The initial move in December set off a rally in U.S. equities that drove share prices to record highs by the end of calendar year 2013.

While U.S. economic indicators showed incremental improvement through the first half of the reporting period, a string of winter storms curbed economic activity and held down productivity to a larger extent than was generally known at the time. Subsequent data showed the U.S. economy shrank by 1% in the first three months of 2014, even as consumer spending on services had the largest increase in 14 years. Winter storms crimped profits at airlines, parcel delivery firms and homebuilders. Bond prices rebounded somewhat in 2014, as slower-than-expected domestic growth and instability in emerging markets lifted demand for fixed income securities. For the six months ended April 30, 2014, the Standard & Poor’s 500 Index returned 8.36%, while the Barclays U.S. Aggregate Index returned 1.74%.

In Europe, the crisis in Ukraine threatened to disrupt the economic stability that had returned during the second half of 2013. Though a direct military confrontation between Ukraine and Russia had largely been avoided, the imposition of economic sanctions against leading members of Russian President Vladimir Putin’s inner circle raised questions about Europe’s dependence on natural gas exports from Russia. At the end of the reporting period, European energy supplies remained intact. Moreover, the European Union’s continued economic recovery – marked by Ireland’s exit from the bloc’s bailout program – and healthy corporate profits, combined with mergers and acquisitions activity, helped to lift equity markets. Bond prices across Europe also gained as instability in emerging markets drove investors to seek yield elsewhere.

In Japan, equity markets reached record highs and outperformed other developed markets at the end of calendar year 2013. However, investor enthusiasm for the policies of Prime Minister Shinzo Abe began to recede in 2014 as the Japanese economy showed signs of sputtering. An April 1, 2014 increase in the national consumption tax further weakened investor sentiment amid concerns the tax hike would curb domestic demand. Exporters, particularly automakers, came under pressure on expectations that a strengthening yen may erase the comparative advantage they had enjoyed over the past year. The Morgan Stanley Capital International Europe, Australasia, Far East Index (net of foreign withholding taxes) returned 4.44% for the six-month period.

China and Emerging Markets

Emerging market volatility continued throughout the six-month period. The Fed’s decision in December to taper off asset purchases sparked a sell-off across emerging markets that drove volatility in emerging market currencies. Disappointing economic data from China, combined with the first default in the Chinese bond market, again raised concerns about the potential for a sharp slowdown in growth. Demand from China is a major driver of emerging market exports and a slower growth in the Chinese economy would have an outsized impact on emerging market economies. Elsewhere, a currency crisis in Argentina and political uncertainty surrounding election cycles in select emerging markets also weighed on financial markets. The Morgan Stanley Capital International Emerging Markets Index (net of foreign withholdings taxes) returned -2.98% for the six-month period. Despite the headwinds facing emerging markets, the

1

Barclays Emerging Markets USD Aggregate Index returned 3.00%, which illustrates the extent to which investors were willing to take on risk in their search for extra yield.

Central bank policies in the U.S. and Europe are beginning to diverge, with the Fed moving toward a more normalized economy and the European Central Bank committed to intervention and guarding against the threat of price deflation. The trajectory of Japan’s economy is uncertain and emerging markets remain vulnerable to shocks from developments in China, changes in investor sentiment and domestic political turmoil. This backdrop reinforces the wisdom of maintaining a long-term view of your investment portfolio and the benefits derived from diversified holdings.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

2

JPMorgan Growth Long/Short Fund

FUND SUMMARY

SIX MONTHS ENDED APRIL 30, 2014 (Unaudited)

Reporting Period Return:
Fund (Select Class Shares)*	(2.02)%
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	0.03%
S&P 500 Index	8.36%

Net Assets as of 4/30/2014	$4,854,726

INVESTMENT OBJECTIVE**

The JPMorgan Growth Long/Short Fund (the “Fund”) seeks to provide long-term capital appreciation.

	TOP TEN LONG POSITIONS OF THE PORTFOLIO***
1.	Gilead Sciences, Inc.	5.2%
2.	MasterCard, Inc., Class A	5.2
3.	Priceline Group, Inc. (The)	4.4
4.	Kansas City Southern	4.4
5.	Regeneron Pharmaceuticals, Inc.	3.7
6.	Las Vegas Sands Corp.	3.6
7.	Alliance Data Systems Corp.	3.6
8.	TD Ameritrade Holding Corp.	3.5
9.	Amazon.com, Inc.	3.0
10.	Google, Inc., Class A	2.9

TOP TEN SHORT POSITIONS OF THE PORTFOLIO****
1.	E-mini S&P 500	100.0%

LONG PORTFOLIO COMPOSITION BY MARKET EXPOSURE***
Information Technology	26.2%
Consumer Discretionary	19.1
Health Care	14.8
Financials	9.6
Industrials	8.8
Energy	2.9
Materials	2.9
Consumer Staples	1.9
Short-Term Investment	13.8

SHORT PORTFOLIO COMPOSITION BY MARKET EXPOSURE****
Futures	100.0%

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total long investments as of April 30, 2014. The Fund’s portfolio composition is subject to change.
****	Percentages indicated are based on total short investments as of April 30, 2014. The Fund’s portfolio composition is subject to change.

3

JPMorgan Growth Long/Short Fund

FUND SUMMARY

SIX MONTHS ENDED APRIL 30, 2014 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2014

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	3 YEAR	SINCE INCEPTION
CLASS A SHARES	11/30/10

Without Sales Charge		(2.15)%	10.51%	4.62%	5.09%
With Sales Charge**		(7.30)	4.71	2.75	3.44

CLASS C SHARES	11/30/10

Without CDSC		(2.40)	9.94	4.09	4.57
With CDSC***		(3.40)	8.94	4.09	4.57

SELECT CLASS SHARES	11/30/10	(2.02)	10.75	4.89	5.35

* Not annualized.

** Sales Charge for Class A Shares is 5.25%.

*** Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

4

The Fund commenced operations on November 30, 2010.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Growth Long/Short Fund, the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index, the S&P 500 Index and the Lipper Alternative Long/Short Equity Funds Index from November 30, 2010 to April 30, 2014. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index and the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of securities included in the benchmarks, if applicable. The performance of the Lipper Alternative Long/Short Equity Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond, 3 months from the rebalancing date. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Lipper Alternative Long/Short Equity Funds Index represents the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Since the Fund’s inception, it has not experienced any shareholder activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

5

JPMorgan Multi-Cap Long/Short Fund

FUND SUMMARY

SIX MONTHS ENDED APRIL 30, 2014 (Unaudited)

Reporting Period Return:

Fund (Select Class Shares)*	(4.34)%
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	0.03%
S&P 500 Index	8.36%

Net Assets as of 4/30/2014	$4,406,784

INVESTMENT OBJECTIVE**

The JPMorgan Multi-Cap Long/Short Fund (the “Fund”) seeks to provide long-term capital appreciation.

	TOP TEN LONG POSITIONS OF THE PORTFOLIO***
1.	Google, Inc., Class C	3.2%
2.	Adobe Systems, Inc.	3.1
3.	Acuity Brands, Inc.	3.0
4.	Pall Corp.	2.7
5.	Unilife Corp.	2.6
6.	Valeant Pharmaceuticals International, Inc.	2.4
7.	Dril-Quip, Inc.	2.3
8.	Kirby Corp.	2.2
9.	Humana, Inc.	2.1
10.	MSC Industrial Direct Co., Inc., Class A	2.0

LONG PORTFOLIO COMPOSITION BY MARKET EXPOSURE***
Health Care	25.2%
Industrials	19.8
Information Technology	14.2
Energy	8.6
Consumer Discretionary	6.0
Financials	5.2
Materials	3.3
Short-Term Investment	17.7

	TOP TEN SHORT POSITIONS OF THE PORTFOLIO****
1.	Franklin Resources, Inc.	6.5%
2.	International Business Machines Corp.	5.8
3.	Harsco Corp.	5.1
4.	Hospira, Inc.	4.8
5.	Fastenal Co.	4.1
6.	BJ’s Restaurants, Inc.	3.9
7.	Community Health Systems, Inc.	3.8
8.	Titan International, Inc.	3.8
9.	C.H. Robinson Worldwide, Inc.	3.7
10.	Foundation Medicine, Inc.	3.6

SHORT PORTFOLIO COMPOSITION BY MARKET EXPOSURE****
Health Care	44.8%
Industrials	28.0
Consumer Discretionary	10.3
Financials	8.6
Information Technology	8.3

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total long investments as of April 30, 2014. The Fund’s portfolio composition is subject to change.
****	Percentages indicated are based on total short investments as of April 30, 2014. The Fund’s portfolio composition is subject to change.

6

JPMorgan Multi-Cap Long/Short Fund

FUND SUMMARY

SIX MONTHS ENDED APRIL 30, 2014 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2014

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	3 YEAR	SINCE INCEPTION
CLASS A SHARES	11/30/10

Without Sales Charge		(4.49)%	5.49%	1.75%	2.58%
With Sales Charge**		(9.51)	(0.05)	(0.06)	0.97

CLASS C SHARES	11/30/10

Without CDSC		(4.75)	4.95	1.25	2.06
With CDSC***		(5.75)	3.95	1.25	2.06

SELECT CLASS SHARES	11/30/10	(4.34)	5.78	2.02	2.84

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

7

The Fund commenced operations on November 30, 2010.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Multi-Cap Long/Short Fund, the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index, the S&P 500 Index and the Lipper Alternative Long/Short Equity Funds Index from November 30, 2010 to April 30, 2014. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index and the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of securities included in the benchmarks, if applicable. The performance of the Lipper Alternative Long/Short Equity Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond, 3 months from the rebalancing date. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Lipper Alternative Long/Short Equity Funds Index represents the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Since the Fund’s inception, it has not experienced any shareholder activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8

JPMorgan Growth Long/Short Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2014 (Unaudited)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — 96.7%

Common Stocks — 83.4%
	Consumer Discretionary — 18.5%
	Hotels, Restaurants & Leisure — 6.2%
2,110	Las Vegas Sands Corp.	166,964
1,870	Starbucks Corp.	132,060

		299,024

	Internet & Catalog Retail — 7.2%
460	Amazon.com, Inc. (a)	139,900
180	Priceline Group, Inc. (The) (a)	208,395

		348,295

	Specialty Retail — 2.7%
1,670	Home Depot, Inc. (The)	132,781

	Textiles, Apparel & Luxury Goods — 2.4%
1,299	Michael Kors Holdings Ltd., (Hong Kong) (a)	118,469

	Total Consumer Discretionary	898,569

	Consumer Staples — 1.8%
	Food & Staples Retailing — 1.8%
1,780	Whole Foods Market, Inc.	88,466

	Energy — 2.8%
	Oil, Gas & Consumable Fuels — 2.8%
3,470	Cabot Oil & Gas Corp.	136,302

	Financials — 9.3%
	Capital Markets — 5.6%
680	Goldman Sachs Group, Inc. (The)	108,678
5,170	TD Ameritrade Holding Corp.	164,923

		273,601

	Consumer Finance — 1.8%
1,180	Capital One Financial Corp.	87,202

	Diversified Financial Services — 1.9%
450	IntercontinentalExchange Group, Inc.	91,998

	Total Financials	452,801

	Health Care — 14.4%
	Biotechnology — 12.7%
500	Alexion Pharmaceuticals, Inc. (a)	79,100
420	Biogen Idec, Inc. (a)	120,591
3,130	Gilead Sciences, Inc. (a)	245,674
580	Regeneron Pharmaceuticals, Inc. (a)	172,196

		617,561

	Health Care Providers & Services — 1.7%
1,185	Express Scripts Holding Co. (a)	78,897

	Total Health Care	696,458

	Industrials — 8.5%
	Aerospace & Defense — 1.6%
430	TransDigm Group, Inc.	76,484

SHARES	SECURITY DESCRIPTION	VALUE($)

	Machinery — 2.7%
1,800	Flowserve Corp.	131,490

	Road & Rail — 4.2%
2,030	Kansas City Southern	204,786

	Total Industrials	412,760

	Information Technology — 25.3%
	Internet Software & Services — 9.1%
2,180	Facebook, Inc., Class A (a)	130,321
255	Google, Inc., Class A (a)	136,394
255	Google, Inc., Class C (a)	134,298
270	LinkedIn Corp., Class A (a)	41,437

		442,450

	IT Services — 9.8%
690	Alliance Data Systems Corp. (a)	166,911
3,300	MasterCard, Inc., Class A	242,715
1,480	Teradata Corp. (a)	67,281

		476,907

	Semiconductors & Semiconductor Equipment — 3.8%
2,930	ARM Holdings plc, (United Kingdom), ADR	133,373
620	ASML Holding N.V., (Netherlands)	50,462

		183,835

	Software — 2.6%
2,440	Salesforce.com, Inc. (a)	126,026

	Total Information Technology	1,229,218

	Materials — 2.8%
	Chemicals — 2.8%
1,210	Monsanto Co.	133,947

	Total Common Stocks (Cost $2,547,533)	4,048,521

Short-Term Investment — 13.3%

	Investment Company — 13.3%
647,165	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.010% (b) (l) (m) (Cost $647,165)	647,165

	Total Investments — 96.7% (Cost $3,194,698)	4,695,686
	Other Assets in Excess of Liabilities — 3.3%	159,040

	NET ASSETS — 100.0%	$4,854,726

Percentages indicated are based on net assets.

SEE   NOTES TO FINANCIAL STATEMENTS.

9

JPMorgan Growth Long/Short Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2014 (Unaudited) (continued)

Short Position

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 04/30/14	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Short Futures Outstanding
(22)	E-mini S&P 500	06/20/14	$ (2,065,690)	$(18,964)

SEE NOTES TO FINANCIAL STATEMENTS.

10

JPMorgan Multi-Cap Long/Short Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2014 (Unaudited)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — 96.7% (j)

Common Stocks — 79.6%

	Consumer Discretionary — 5.8%
	Auto Components — 1.7%
1,188	BorgWarner, Inc.	73,822

	Specialty Retail — 1.2%
631	Lumber Liquidators Holdings, Inc. (a)	54,998

	Textiles, Apparel & Luxury Goods — 2.9%
835	Michael Kors Holdings Ltd., (Hong Kong) (a)	76,152
330	Ralph Lauren Corp.	49,952

		126,104

	Total Consumer Discretionary	254,924

	Energy — 8.3%
	Energy Equipment & Services — 2.2%
869	Dril-Quip, Inc. (a)	98,301

	Oil, Gas & Consumable Fuels — 6.1%
1,789	Cabot Oil & Gas Corp.	70,272
528	Concho Resources, Inc. (a)	68,878
682	Phillips 66	56,756
1,321	Plains All American Pipeline LP	73,712

		269,618

	Total Energy	367,919

	Financials — 5.0%
	Banks — 1.7%
627	Signature Bank (a)	74,500

	Capital Markets — 3.3%
349	Affiliated Managers Group, Inc. (a)	69,172
2,387	TD Ameritrade Holding Corp.	76,145

		145,317

	Total Financials	219,817

	Health Care — 24.4%
	Biotechnology — 2.0%
989	Aegerion Pharmaceuticals, Inc. (a)	43,773
5,870	Halozyme Therapeutics, Inc. (a)	43,732

		87,505

	Health Care Equipment & Supplies — 6.0%
5,155	Novadaq Technologies, Inc., (Canada) (a)	80,676
7,150	Syneron Medical Ltd., (Israel) (a)	74,145
33,723	Unilife Corp. (a)	109,600

		264,421

	Health Care Providers & Services — 6.8%
1,297	Acadia Healthcare Co., Inc. (a)	54,500
2,369	Brookdale Senior Living, Inc. (a)	75,429

SHARES	SECURITY DESCRIPTION	VALUE($)

	Health Care Providers & Services — continued
2,365	Envision Healthcare Holdings, Inc. (a)	79,913
805	Humana, Inc.	88,349

		298,191

	Health Care Technology — 1.2%
2,700	Veeva Systems, Inc., Class A (a)	51,867

	Life Sciences Tools & Services — 4.8%
3,058	Bruker Corp. (a)	63,178
2,077	Fluidigm Corp. (a)	78,012
510	Illumina, Inc. (a)	69,284

		210,474

	Pharmaceuticals — 3.6%
5,053	Nektar Therapeutics (a)	59,474
757	Valeant Pharmaceuticals International, Inc. (a)	101,218

		160,692

	Total Health Care	1,073,150

	Industrials — 19.2%
	Air Freight & Logistics — 1.2%
1,930	XPO Logistics, Inc. (a)	52,380

	Airlines — 1.9%
2,297	Delta Air Lines, Inc.	84,599

	Building Products — 1.5%
1,618	Fortune Brands Home & Security, Inc.	64,477

	Electrical Equipment — 2.9%
1,012	Acuity Brands, Inc.	126,065

	Industrial Conglomerates — 1.7%
891	Carlisle Cos., Inc.	73,285

	Machinery — 4.5%
1,177	Flowserve Corp.	85,980
1,342	Pall Corp.	112,929

		198,909

	Marine — 2.1%
935	Kirby Corp. (a)	94,080

	Road & Rail — 1.4%
840	J.B. Hunt Transport Services, Inc.	63,924

	Trading Companies & Distributors — 2.0%
950	MSC Industrial Direct Co., Inc., Class A	86,507

	Total Industrials	844,226

SEE NOTES TO FINANCIAL STATEMENTS.

11

JPMorgan Multi-Cap Long/Short Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2014 (Unaudited) (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — continued

Common Stocks — continued
	Information Technology — 13.7%
	Internet Software & Services — 3.1%
257	Google, Inc., Class C (a)	135,352

	IT Services — 1.5%
284	Alliance Data Systems Corp. (a)	68,699

	Semiconductors & Semiconductor Equipment — 1.1%
1,089	ARM Holdings plc, (United Kingdom), ADR	49,571

	Software — 8.0%
2,170	Adobe Systems, Inc. (a)	133,867
1,390	Autodesk, Inc. (a)	66,748
1,714	CommVault Systems, Inc. (a)	82,958
1,239	Splunk, Inc. (a)	67,612

		351,185

	Total Information Technology	604,807

	Materials — 3.2%
	Chemicals — 3.2%
350	PPG Industries, Inc.	67,767
360	Sherwin-Williams Co. (The)	71,942

	Total Materials	139,709

	Total Common Stocks (Cost $3,081,551)	3,504,552

Short-Term Investment — 17.1%

	Investment Company — 17.1%
753,877	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.010% (b) (l) (m) (Cost $753,877)	753,877

	Total Investments — 96.7% (Cost $3,835,428)	4,258,429

	Other Assets in Excess of Liabilities — 3.3%	148,355

	NET ASSETS — 100.0%	$4,406,784

Short Positions — 26.9%

Common Stocks — 26.9%

	Consumer Discretionary — 2.8%
	Hotels, Restaurants & Leisure — 2.8%
1,628	BJ’s Restaurants, Inc. (a)	46,479
3,238	International Game Technology	40,637

SHARES	SECURITY DESCRIPTION	VALUE($)

	Hotels, Restaurants & Leisure — continued
1,485	Pinnacle Entertainment, Inc. (a)	34,556

	Total Consumer Discretionary	121,672

	Financials — 2.3%
	Capital Markets — 1.7%
1,463	Franklin Resources, Inc.	76,588

	Insurance — 0.6%
604	eHealth, Inc. (a)	25,302

	Total Financials	101,890

	Health Care — 12.0%
	Biotechnology — 3.8%
720	Agios Pharmaceuticals, Inc. (a)	30,283
468	Alnylam Pharmaceuticals, Inc. (a)	23,180
1,497	Bluebird Bio, Inc. (a)	29,641
1,463	Foundation Medicine, Inc. (a)	42,661
1,569	Genomic Health, Inc. (a)	41,170

		166,935

	Health Care Equipment & Supplies — 3.2%
1,079	ABIOMED, Inc. (a)	25,562
286	Cooper Cos., Inc. (The)	37,726
495	HeartWare International, Inc. (a)	42,055
559	St. Jude Medical, Inc.	35,480

		140,823

	Health Care Providers & Services — 1.0%
1,197	Community Health Systems, Inc. (a)	45,354

	Life Sciences Tools & Services — 2.7%
5,454	Affymetrix, Inc. (a)	40,523
2,052	Luminex Corp. (a)	39,419
1,825	QIAGEN N.V., (Netherlands) (a)	39,968

		119,910

	Pharmaceuticals — 1.3%
1,250	Hospira, Inc. (a)	57,250

	Total Health Care	530,272

	Industrials — 7.6%
	Air Freight & Logistics — 1.0%
745	C.H. Robinson Worldwide, Inc.	43,881

	Machinery — 5.5%
296	Caterpillar, Inc.	31,198
364	Deere & Co.	33,976
2,493	Harsco Corp.	59,657
905	Kennametal, Inc.	42,291
2,549	Titan International, Inc.	44,633

SEE NOTES TO FINANCIAL STATEMENTS.

12

JPMorgan Multi-Cap Long/Short Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2014 (Unaudited) (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — continued

Common Stocks — continued

	Machinery — continued
750	Xylem, Inc.	28,193

		239,948

	Trading Companies & Distributors — 1.1%
968	Fastenal Co.	48,477

	Total Industrials	332,306

	Information Technology — 2.2%
	IT Services — 2.2%
352	International Business Machines Corp.	69,157
300	WEX, Inc. (a)	28,791

	Total Information Technology	97,948

	Total Securities Sold Short (Proceeds $1,142,961)	$1,184,088

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

13

JPMorgan Specialty Funds

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2014 (Unaudited)

ADR	—	American Depositary Receipt

(a)	—	Non-income producing security.
(b)	—	Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(j)	—	All or a portion of these securities are segregated for short sales.
(l)	—	The rate shown is the current yield as of April 30, 2014.
(m)	—	All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, unfunded commitments and/or forward foreign currency exchange contracts.

SEE NOTES TO FINANCIAL STATEMENTS.

14

STATEMENTS OF ASSETS AND LIABILITIES

AS OF APRIL 30, 2014 (Unaudited)

	Growth Long/Short Fund	Multi-Cap Long/Short Fund
ASSETS:
Investments in non-affiliates, at value	$4,048,521	$3,504,552
Investments in affiliates, at value	647,165	753,877

Total investment securities, at value	4,695,686	4,258,429
Cash	—	3,361
Deposits at broker for futures contracts	200,000	—
Deposits at broker for securities sold short	—	1,179,964
Receivables:
Investment securities sold	—	195,588
Dividends from non-affiliates	1,890	1,570
Dividends from affiliates	7	8
Due from Adviser	5,882	8,073
Prepaid expenses	6,612	5,807

Total Assets	4,910,077	5,652,800

LIABILITIES:
Payables:
Securities sold short, at value	—	1,184,088
Dividend expense to non-affiliates on securities sold short	—	1,405
Investment securities purchased	—	12,407
Variation margin on futures contracts	6,710	—
Accrued liabilities:
Distribution fees	48	45
Custodian and accounting fees	8,584	8,331
Trustees’ and Chief Compliance Officer’s fees	2	1
Audit fees	31,065	31,850
Printing & Postage fees	4,656	3,605
Other	4,286	4,284

Total Liabilities	55,351	1,246,016

Net Assets	$4,854,726	$4,406,784

SEE NOTES TO FINANCIAL STATEMENTS.

15

STATEMENTS OF ASSETS AND LIABILITIES

AS OF APRIL 30, 2014 (Unaudited) (continued)

	Growth Long/Short Fund	Multi-Cap Long/Short Fund
NET ASSETS:
Paid-in-Capital	$3,888,887	$4,090,205
Accumulated undistributed net investment income (loss)	(63,310)	(100,272)
Accumulated net realized gains (losses)	(452,875)	34,977
Net unrealized appreciation (depreciation)	1,482,024	381,874

Total Net Assets	$4,854,726	$4,406,784

Net Assets:
Class A	$59,234	$54,523
Class C	58,230	53,600
Select Class	4,737,262	4,298,661

Total	$4,854,726	$4,406,784

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	3,333	3,528
Class C	3,333	3,531
Select Class	264,323	275,640

Net asset value (a) :

Class A - Redemption price per share	$17.77	$15.46
Class C - Offering price per share (b)	17.47	15.18
Select Class - Offering and redemption price per share	17.92	15.60
Class A maximum sales charge	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$18.75	$16.32

Cost of investments in non-affiliates	$2,547,533	$3,081,551
Cost of investments in affiliates	647,165	753,877
Proceeds from securities sold short	—	1,142,961

(a) Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

(b) Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

16

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED APRIL 30, 2014 (Unaudited)

	Growth Long/Short Fund	Multi-Cap Long/Short Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$15,474	$9,019
Dividend income from affiliates	53	73
Interest income from affiliates	—	— (a)

Total investment income	15,527	9,092

EXPENSES:
Investment advisory fees	37,614	34,529
Administration fees	2,086	1,915
Distribution fees:
Class A	77	71
Class C	226	211
Shareholder servicing fees:
Class A	77	71
Class C	75	70
Select Class	6,117	5,613
Custodian and accounting fees	10,603	10,265
Professional fees	27,396	28,602
Trustees’ and Chief Compliance Officer’s fees	27	25
Printing and mailing costs	3,922	4,386
Registration and filing fees	26,896	28,632
Transfer agent fees	2,420	2,425
Other	4,473	4,362
Dividend expense to non-affiliates on securities sold short	—	7,130
Interest expense to non-affiliates on securities sold short	—	6,912

Total expenses	122,009	135,219

Less amounts waived	(45,969)	(42,198)
Less expense reimbursements	(33,108)	(39,565)

Net expenses	42,932	53,456

Net investment income (loss)	(27,405)	(44,364)

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	94,553	234,333
Futures	(172,106)	—
Securities sold short	—	(181,928)

Net realized gain (loss)	(77,553)	52,405

Distributions of capital gains received from investment company affiliates	8	12
Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	(13,010)	(245,392)
Futures	17,765	—
Securities sold short	—	35,817

Change in net unrealized appreciation/depreciation	4,755	(209,575)

Net realized/unrealized gains (losses)	(72,790)	(157,158)

Change in net assets resulting from operations	$(100,195)	$(201,522)

(a)	Amount rounds to less than $1.

SEE NOTES TO FINANCIAL STATEMENTS.

17

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	Growth Long/Short Fund		Multi-Cap Long/Short Fund
	Six Months Ended		Six Months Ended
	4/30/2014	Year Ended	4/30/2014	Year Ended
	(Unaudited)	10/31/2013	(Unaudited)	10/31/2013
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(27,405)	$(37,030)	$(44,364)	$(67,596)
Net realized gain (loss)	(77,553)	81,362	52,405	397,577
Distributions of capital gains received from investment company affiliates	8	—	12	—
Change in net unrealized appreciation/depreciation	4,755	730,011	(209,575)	350,656

Change in net assets resulting from operations	(100,195)	774,343	(201,522)	680,637

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net realized gains	—	—	(3,124)	—
Class C
From net realized gains	—	—	(3,124)	—
Select Class
From net realized gains	—	—	(244,243)	—

Total distributions to shareholders	—	—	(250,491)	—

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	—	—	250,491	—

NET ASSETS:
Change in net assets	(100,195)	774,343	(201,522)	680,637
Beginning of period	4,954,921	4,180,578	4,608,306	3,927,669

End of period	$4,854,726	$4,954,921	$4,406,784	$4,608,306

Accumulated net investment income (loss)	$(63,310)	$(35,905)	$(100,272)	$(55,908)

SEE NOTES TO FINANCIAL STATEMENTS.

18

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	Growth Long/Short Fund		Multi-Cap Long/Short Fund
	Six Months Ended		Six Months Ended
	4/30/2014	Year Ended	4/30/2014	Year Ended
	(Unaudited)	10/31/2013	(Unaudited)	10/31/2013
CAPITAL TRANSACTIONS:
Class A
Distributions reinvested	$—	$—	$3,124	$—

Change in net assets resulting from Class A capital transactions	$—	$—	$3,124	$—

Class C
Distributions reinvested	$—	$—	$3,124	$—

Change in net assets resulting from Class C capital transactions	$—	$—	$3,124	$—

Select Class
Distributions reinvested	$—	$—	$244,243	$—

Change in net assets resulting from Select Class capital transactions	$—	$—	$244,243	$—

Total change in net assets resulting from capital transactions	$—	$—	$250,491	$—

SHARE TRANSACTIONS:
Class A
Reinvested	—	—	195	—

Change in Class A Shares	—	—	195	—

Class C
Reinvested	—	—	198	—

Change in Class C Shares	—	—	198	—

Select Class
Reinvested	—	—	15,067	—

Change in Select Class Shares	—	—	15,067	—

SEE NOTES TO FINANCIAL STATEMENTS.

19

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance					Ratios/Supplemental data
		Investment operations						Ratios to average net assets (a)
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)
Growth Long/Short Fund
Class A
Six Months Ended April 30, 2014 (Unaudited)	$18.16	$(0.12)(f)	$(0.27)	$(0.39)	$17.77	(2.15)%	$59,234	1.95%	(1.33)%	5.10%	4%
Year Ended October 31, 2013	15.36	(0.17)(f)	2.97	2.80	18.16	18.23	60,527	1.95	(1.07)	5.19	39
Year Ended October 31, 2012	14.97	(0.20)(f)(g)	0.59	0.39	15.36	2.61	51,190	1.95	(1.31)(g)	5.36	107
November 30, 2010(h) through October 31, 2011	15.00	(0.21)	0.18	(0.03)	14.97	(0.20)	49,911	1.95(i)	(1.51)(i)	5.71(i)	75
Class C
Six Months Ended April 30, 2014 (Unaudited)	17.90	(0.17)(f)	(0.26)	(0.43)	17.47	(2.40)	58,230	2.45	(1.83)	5.60	4
Year Ended October 31, 2013	15.21	(0.25)(f)	2.94	2.69	17.90	17.69	59,650	2.45	(1.57)	5.69	39
Year Ended October 31, 2012	14.90	(0.28)(f)(g)	0.59	0.31	15.21	2.08	50,701	2.45	(1.81)(g)	5.86	107
November 30, 2010(h) through October 31, 2011	15.00	(0.28)	0.18	(0.10)	14.90	(0.67)	49,682	2.45(i)	(2.01)(i)	6.20(i)	75
Select Class
Six Months Ended April 30, 2014 (Unaudited)	18.29	(0.10)(f)	(0.27)	(0.37)	17.92	(2.02)	4,737,262	1.70	(1.08)	4.85	4
Year Ended October 31, 2013	15.43	(0.13)(f)	2.99	2.86	18.29	18.54	4,834,744	1.70	(0.82)	4.94	39
Year Ended October 31, 2012	15.01	(0.17)(f)(g)	0.59	0.42	15.43	2.80	4,078,687	1.70	(1.09)(g)	5.11	107
November 30, 2010(h) through October 31, 2011	15.00	(0.18)	0.19	0.01	15.01	0.07	4,902,478	1.70(i)	(1.26)(i)	5.45(i)	75

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(d)	Includes earning credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.

(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.

(f)	Calculated based upon average shares outstanding.

(g)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $(0.23), $(0.31) and $(0.20) for Class A, Class C and Select Class Shares, respectively, and the net investment income (loss) ratio would have been (1.51)%, (2.01)% and (1.28)% for Class A, Class C and Select Class Shares, respectively.

(h)	Commencement of operations.

(i)	Certain non-recurring expenses incurred by the Fund were not annualized for the period ended October 31, 2011.

SEE NOTES TO FINANCIAL STATEMENTS.

20

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance						Ratios/Supplemental data
		Investment operations			Distributions				Ratios to average net assets (a)
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net realized gain	Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period	Net expenses (including dividend and interest expense for securities sold short) (d) (e)	Net investment income (loss)(d)	Expenses without waivers, reimbursements and earnings credits (including dividend and interest expense for securities sold short) (e)	Portfolio turnover rate (b)(g)	Portfolio turnover rate (including short sales) (b)(g)
Multi-Cap Long/Short Fund
Class A
Six Months Ended April 30, 2014 (Unaudited)	$17.13	$(0.18)(f)	$(0.55)	$(0.73)	$(0.94)	$15.46	(4.49)%	$54,523	2.56%	(2.47)%	6.11%	72%	98%
Year Ended October 31, 2013	14.63	(0.29)(f)	2.79	2.50	—	17.13	17.09	57,084	2.62	(1.84)	6.05	126	196
Year Ended October 31, 2012	15.23	(0.27)(f)	(0.33)	(0.60)	—	14.63	(3.94)	48,768	2.52	(1.82)	6.11	143	237
November 30, 2010(j) through October 31, 2011	15.00	(0.24)	0.47	0.23	—	15.23	1.53	50,763	2.35 (i)	(1.72)(i)	6.15	129	235
Class C
Six Months Ended April 30, 2014 (Unaudited)	16.88	(0.21)(f)	(0.55)	(0.76)	(0.94)	15.18	(4.75)	53,600	3.06	(2.96)	6.61	72	98
Year Ended October 31, 2013	14.49	(0.36)(f)	2.75	2.39	—	16.88	16.49	56,257	3.12	(2.34)	6.55	126	196
Year Ended October 31, 2012	15.16	(0.34)(f)	(0.33)	(0.67)	—	14.49	(4.42)	48,303	3.02	(2.32)	6.61	143	237
November 30, 2010(j) through October 31, 2011	15.00	(0.31)	0.47	0.16	—	15.16	1.07	50,530	2.85(i)	(2.22)(i)	6.64	129	235
Select Class
Six Months Ended April 30, 2014 (Unaudited)	17.25	(0.16)(f)	(0.55)	(0.71)	(0.94)	15.60	(4.34)	4,298,661	2.22	(2.13)	5.77	72	98
Year Ended October 31, 2013	14.70	(0.25)(f)	2.80	2.55	—	17.25	17.35	4,494,965	2.37	(1.59)	5.80	126	196
Year Ended October 31, 2012	15.26	(0.23)(f)	(0.33)	(0.56)	—	14.70	(3.67)	3,830,598	2.27	(1.55)	5.85	143	237
November 30, 2010(j) through October 31, 2011	15.00	(0.21)	0.47	0.26	—	15.26	1.73	4,986,180	2.10(i)	(1.47)(i)	5.90	129	235

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(d)	Includes earning credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.

(e)	The net expenses and expenses without waivers, reimbursements and earnings credits (excluding dividend expense and interest expense for short sales) for Class A are 1.95% and 5.50% for the six months ended April 30, 2014, 1.95% and 5.38% for the year ended October 31, 2013, 1.95% and 5.54% for the year ended October 31, 2012 and 1.95% and 5.75% for the period ended October 31, 2011; for Class C are 2.45% and 6.00% for the six months ended April 30, 2014, 2.45% and 5.88% for the year ended October 31, 2013, 2.45% and 6.04% for the year ended October 31, 2012 and 2.45% and 6.24% for the period ended October 31, 2011; for Select Class are 1.70% and 5.25% for the six months ended April 30, 2014, 1.70% and 5.13% for the year ended October 31, 2013, 1.70% and 5.28% for the year ended October 31, 2012 and 1.70% and 5.50% for the period ended October 31, 2011.

(f)	Calculated based upon average shares outstanding.

(g)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.

(i)	Certain non-recurring expenses incurred by the Fund were not annualized for the period ended October 31, 2011.

(j)	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

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NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2014 (Unaudited)

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 2 separate funds of the Trust (collectively, the “Funds”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Growth Long/Short Fund	Class A, Class C and Select Class	Non-Diversified
Multi-Cap Long/Short Fund	Class A, Class C and Select Class	Non-Diversified

The investment objective of Growth Long/Short Fund and Multi-Cap Long/Short Fund is to seek long-term capital appreciation.

Currently, the Funds are not offered for public investment.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Funds are valued. Securities listed on the NASDAQ Stock Market LLC are generally valued at the NASDAQ Official Closing Price. Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at each investment company’s net asset value per share (“NAV”) as of the report date.

Certain investments of the Funds may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Funds to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material. Futures and options are generally valued on the basis of available market quotations. Swaps and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such pricing services or values received are deemed not representative of fair value, values will be obtained from a third party broker-dealer or counterparty.

Securities or other assets for which market quotations are not readily available or for which market quotations are deemed to not represent the fair value of the security or asset at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. The Board of Trustees has established an Audit and Valuation Committee to assist with the oversight of the valuation of the Funds’ securities. JPMorgan Funds Management, Inc. (the “Administrator” or “JPMFM”), has established a Valuation Committee (“VC”) that is comprised of senior representatives from JPMFM, J.P. Morgan Investment Management Inc. (the “Adviser” or “JPMIM”), and J.P. Morgan Asset Management’s Legal, Compliance and Risk Management groups and the Funds’ Chief Compliance Officer. The VC’s responsibilities include making determinations regarding Level 3 fair value measurements (“Fair Values”) and/or providing recommendations for approval to the Board of Trustees’ Audit and Valuation Committee, in accordance with the Funds’ valuation policies.

The VC or Board of Trustees, as applicable, primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The VC or Board of Trustees may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration

22

of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed.

It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. JPMFM and JPMIM are responsible for monitoring developments that may impact Fair Values and for discussing and assessing Fair Values on an ongoing, and at least a quarterly basis with the VC and Board of Trustees, as applicable. The appropriateness of Fair Values is assessed based on results of unchanged price review and consideration of macro or security specific events, back testing, and broker and vendor due diligence.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the fair value of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”):

Growth Long/Short Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$4,695,686	$—	$—	$4,695,686
Depreciation in Other Financial Instruments
Futures Contracts	$(18,964)	$—	$—	$(18,964)

Multi-Cap Long/Short Fund
Total Investments in Securities (a)	$4,258,429	$—	$—	$4,258,429
Total Liabilities (a)	$(1,184,088)	$—	$—	$(1,184,088)

(a)	All portfolio holdings designated as Level 1 are disclosed individually on the SOIs. Please refer to the SOIs for industry specifics of portfolio holdings.

There were no transfers among any levels during the six months ended April 30, 2014.

B. Futures Contracts — Growth Long/Short Fund uses index futures contracts to actively manage the long and short equity exposures in the portfolios. The use of futures contracts exposes the Fund to equity price risk.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as change in net unrealized appreciation/depreciation in the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOI and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

23

The Fund may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The table below discloses the volume of the Fund’s futures contracts activity during the six months ended April 30, 2014:

		Growth
		Long/Short
		Fund
Futures Contracts:
Average Notional Balance Short	$	2,007,170
Ending Notional Balance Short		2,065,690

The Fund’s futures contracts are not subject to master netting arrangements.

C. Short Sales — Multi-Cap Long/Short Fund engages in short sales as part of its normal investment activities. In a short sale, the Fund sells securities it does not own. In order to deliver securities to the purchaser, the Fund borrows securities from a broker. To close out a short position, the Fund delivers the same securities to the broker.

The Fund is required to pledge cash or securities to the broker as collateral for the securities sold short. Collateral requirements are calculated daily based on the current market value of the short positions. Cash collateral deposited with the broker is recorded as an asset on the Statements of Assets and Liabilities. Securities segregated as collateral are denoted in the SOI. The Fund may receive or pay the net of the following amounts: (i) a portion of the income from the investment of cash collateral; (ii) the broker’s fee on the borrowed securities (calculated daily based upon the market value of each borrowed security and a variable rate that is dependent on availability of the security); and (iii) a financing charge for the difference between the market value of the short position and cash collateral deposited with the broker. The net income or fee is reported as interest income or interest expense, respectively, on securities sold short in the Statements of Operations.

The Fund is obligated to pay the broker dividends declared on short positions when a position is open on the record date. Dividends on short positions are reported on ex-dividend date on the Statements of Operations as dividend expense on securities sold short.

Liabilities for securities sold short are reported at market value on the Statements of Assets and Liabilities and the change in market value is recorded as change in net unrealized appreciation/depreciation on the Statements of Operations. Short sale transactions may result in unlimited losses as the security’s price increases and the short position loses value. There is no upward limit on the price a borrowed security could attain. The Fund is also subject to risk of loss if the broker were to fail to perform its obligations under the contractual terms.

The Fund will record a realized loss if the price of the borrowed security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will record a realized gain if the price of the borrowed security declines between those dates.

As of April 30, 2014, the Funds had outstanding short sales as listed on its SOIs.

D. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income, net of foreign taxes withheld, if any, less dividend expense on securities sold short, is recorded on the ex-dividend date or when a Fund first learns of the dividend.

E. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

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F. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of April 30, 2014, no liability for income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Fund’s Federal tax returns for the prior three fiscal years, or since inception if shorter, remain subject to examination by the Internal Revenue Service.

G. Distributions to Shareholders — Distributions from net investment income are generally declared and paid annually and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, the Adviser, an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), supervises the investments of each Fund and for such services is paid a fee. The fee is accrued daily and paid monthly at an annual rate of 1.50% of each Fund’s respective average daily net assets.

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator, an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended April 30, 2014, the effective annualized rate was 0.08% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A and Class C Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class C
Growth Long/Short Fund	0.25%	0.75%
Multi-Cap Long/Short Fund	0.25	0.75

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended April 30, 2014, the Distributor did not retain any front-end sales charges or CDSC.

D. Shareholder Servicing Fees — The Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

25

	Class A	Class C	Select Class
Growth Long/Short Fund	0.25%	0.25%	0.25%
Multi-Cap Long/Short Fund	0.25	0.25	0.25

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For these services, the Funds pay JPMCB transaction and asset based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statements of Operations. Payments to the custodian may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately in the Statements of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statements of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class C	Select Class
Growth Long/Short Fund	1.95%	2.45%	1.70%
Multi-Cap Long/Short Fund	1.95	2.45	1.70

The expense limitation agreements were in effect for the six months ended April 30, 2014. The contractual expense limitation percentages in the table above are in place until at least February 28, 2015.

For the six months ended April 30, 2014, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows. None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.

	Contractual Waivers
	Investment		Shareholder		Contractual
	Advisory	Administration	Servicing	Total	Reimbursements
Growth Long/Short Fund	$37,614	$2,086	$6,269	$45,969	$33,108
Multi-Cap Long/Short Fund	34,529	1,915	5,754	42,198	39,565

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Additionally, the Funds may invest in one or more money market funds advised by the Adviser or its affiliates. The Adviser, Administrator and Distributor, as shareholder servicing agent, waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Funds’ investment in such affiliated money market fund to the extent that the total waivers do not exceed the total fees charged by the Adviser, the Administrator or shareholder servicing agent.

There were no waivers resulting from investments in these money market funds for the six months ended April 30, 2014.

G. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with Federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended April 30, 2014, the Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Adviser.

The Funds may use related party broker-dealers. For the six months ended April 30, 2014, the Funds did not incur any brokerage commissions with broker-dealers affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the six months ended April 30, 2014, purchases and sales of investments (excluding short-term investments) were as follows:

	Purchases	Sales		Covers on
	(excluding	(excluding	Securities	Securities
	U.S. Government)	U.S. Government)	Sold Short	Sold Short
Growth Long/Short Fund	$240,834	$182,009	$—	$—
Multi-Cap Long/Short Fund	2,628,557	2,638,596	923,852	1,844,553

During the six months ended April 30, 2014, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at April 30, 2014 were as follows:

				Net
		Gross	Gross	Unrealized
	Aggregate	Unrealized	Unrealized	Appreciation
	Cost	Appreciation	Depreciation	(Depreciation)
Growth Long/Short Fund	$3,194,698	$1,517,950	$16,962	$1,500,988
Multi-Cap Long/Short Fund	3,835,428	528,312	105,311	423,001

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Funds after October 31, 2011 are carried forward indefinitely, and retain their character as short-term and/or long-term losses. Prior to the Act, net capital losses incurred by the Funds were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

27

At October 31, 2013 the following Fund had post-enactment net capital loss carryforwards:

	Capital Loss Carryforward Character
	Short-Term	Long-Term
Growth Long/Short Fund	$161,009	$—

At October 31, 2013, the following Fund had pre-enactment net capital loss carryforwards, expiring during the year indicated, which are available to offset future realized gains:
	2019	Total
Growth Long/Short Fund	$250,840	$250,840

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Funds because the Funds and the series of JPMorgan Trust II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 10, 2014.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at April 30, 2014 or at any time during the six months then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statements of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

The Funds’ shares are currently held by the Adviser.

As of April 30, 2014, the Multi-Cap Long/Short Fund pledged assets to BNP Paribas for securities sold short. Deposits at broker for securities sold short, as noted on the Statements of Assets and Liabilities, are held at BNP Paribas.

8. Subsequent Event

At their meeting in May 2014, the Board of Trustees of the Growth Long/Short Fund approved the liquidation of the Fund which occurred on May 28, 2014.

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SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, November 1, 2013, and continued to hold your shares at the end of the reporting period, April 30, 2014.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning
	Account Value	Ending	Expenses	Annualized
	November 1,	Account Value	Paid During the	Expense
	2013	April 30, 2014	Period*	Ratio
Growth Long/Short Fund
Class A

Actual	$1,000.00	$978.50	$9.57	1.95%

Hypothetical	1,000.00	1,015.12	9.74	1.95
Class C

Actual	1,000.00	976.00	12.00	2.45

Hypothetical	1,000.00	1,012.65	12.23	2.45
Select Class

Actual	1,000.00	979.80	8.34	1.70

Hypothetical	1,000.00	1,016.36	8.50	1.70
*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

29

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning
	Account Value	Ending	Expenses	Annualized
	November 1,	Account Value	Paid During the	Expense
	2013	April 30, 2014	Period*	Ratio
Multi-Cap Long/Short Fund
Class A

Actual	$1,000.00	$955.10	$10.96	2.26%

Hypothetical	1,000.00	1,013.59	11.28	2.26
Class C

Actual	1,000.00	952.50	13.36	2.76

Hypothetical	1,000.00	1,011.11	13.76	2.76
Select Class

Actual	1,000.00	956.60	9.75	2.01

Hypothetical	1,000.00	1,014.83	10.04	2.01

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

30

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2013. All rights reserved. April 2013.

J.P. Morgan International

Equity Funds

Semi-Annual Report

April 30, 2014

(Unaudited)

JPMorgan Global Unconstrained Equity Fund

Investments in the Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of the Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Fund.

Prospective investors should refer to the Fund’s prospectus for a discussion of the Fund’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Fund including management fees and other expenses. Please read it carefully before investing.

J.P. Morgan International Equity Funds

CEO’S LETTER

May 29, 2014 (Unaudited)

Dear Shareholder:

Broad improvement in the global economy -- particularly in developed markets -- drove global equity prices to successive record highs during the six months ended April 30, 2014. While bond markets experienced periodic volatility, the concerted efforts of central banks to hold down interest rates and thus tamp down inflationary pressures ultimately helped bond prices to recover somewhat toward the end of the period. Globally, investors appeared to shrug off events that had rattled financial markets: the U.S. Federal Reserve’s (the “Fed”) decision to taper its asset purchasing; severe winter weather across large parts of the U.S.; the continuing political/military crisis in Ukraine; and broad concerns about the health of China’s economy.

In December, the Fed followed through on its stated policy direction and reduced its monthly purchases of U.S. Treasury bonds and mortgage-backed securities by $10 billion to $75 billion and further cut purchases to $55 billion by the end of April. The initial move in December set off a rally in U.S. equities that drove share prices to record highs by the end of calendar year 2013.

While U.S. economic indicators showed incremental improvement through the first half of the reporting period, a string of winter storms curbed economic activity and held down productivity to a larger extent than was generally known at the time. Subsequent data showed the U.S. economy shrank by 1% in the first three months of 2014, even as consumer spending on services had the largest increase in 14 years. Winter storms crimped profits at airlines, parcel delivery firms and homebuilders. Bond prices rebounded somewhat in 2014, as slower-than-expected domestic growth and instability in emerging markets lifted demand for fixed income securities. For the six months ended April 30, 2014, the Standard & Poor’s 500 Index returned 8.36%, while the Barclays U.S. Aggregate Index returned 1.74%.

In Europe, the crisis in Ukraine threatened to disrupt the economic stability that had returned during the second half of 2013. Though a direct military confrontation between Ukraine and Russia had largely been avoided, the imposition of economic sanctions against leading members of Russian President Vladimir Putin’s inner circle raised questions about Europe’s dependence on natural gas exports from Russia. At the end of the reporting period, European energy supplies remained intact. Moreover, the European Union’s continued economic recovery – marked by Ireland’s exit from the bloc’s bailout program – and healthy corporate profits, combined with mergers and acquisitions activity, helped to lift equity markets. Bond prices across Europe also gained as instability in emerging markets drove investors to seek yield elsewhere.

In Japan, equity markets reached record highs and outperformed other developed markets at the end of calendar year 2013. However, investor enthusiasm for the policies of Prime Minister Shinzo Abe began to recede in 2014 as the Japanese economy showed signs of sputtering. An April 1, 2014 increase in the national consumption tax further weakened investor sentiment amid concerns the tax hike would curb domestic demand. Exporters, particularly automakers, came under pressure on expectations that a strengthening yen may erase the comparative advantage they had enjoyed over the past year. The Morgan Stanley Capital International Europe, Australasia, Far East Index (net of foreign withholding taxes) returned 4.44% for the six-month period.

China and Emerging Markets

Emerging market volatility continued throughout the six-month period. The Fed’s decision in December to taper off asset purchases sparked a sell-off across emerging markets that drove volatility in emerging market currencies. Disappointing economic data from China, combined with the first default in the Chinese bond market, again raised concerns about the potential for a sharp slowdown in growth. Demand from China is a major driver of emerging market exports and a slower growth in the Chinese economy would have an outsized impact on emerging market economies. Elsewhere, a currency crisis in Argentina and political uncertainty surrounding election cycles in select emerging markets also weighed on financial markets. The Morgan Stanley Capital International Emerging Markets Index (net of foreign withholdings

1

taxes) returned -2.98% for the six-month period. Despite the headwinds facing emerging markets, the Barclays Emerging Markets USD Aggregate Index returned 3.00%, which illustrates the extent to which investors were willing to take on risk in their search for extra yield.

Central bank policies in the U.S. and Europe are beginning to diverge, with the Fed moving toward a more normalized economy and the European Central Bank committed to intervention and guarding against the threat of price deflation. The trajectory of Japan’s economy is uncertain and emerging markets remain vulnerable to shocks from developments in China, changes in investor sentiment and domestic political turmoil. This backdrop reinforces the wisdom of maintaining a long-term view of your investment portfolio and the benefits derived from diversified holdings.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

2

JPMorgan Global Unconstrained Equity Fund

FUND SUMMARY

SIX MONTHS ENDED APRIL 30, 2014 (Unaudited)

Reporting Period Return:
Fund (Select Class Shares)*	5.85%
Morgan Stanley Capital International (“MSCI”) All Country World Index (net of foreign withholding taxes)	5.28%
Net Assets as of 4/30/2014	$4,437,858

Investment objective** and strategies. . . . . . . . The Fund seeks to provide long-term capital appreciation.

The Fund primarily invests in equity securities of global (U.S. and foreign) companies and is generally unconstrained by any particular capitalization, style or sector and may invest in any region or country, including emerging markets. The Fund may at any time focus on companies of any particular capitalization sizes, sectors and/or locations.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1. Citigroup, Inc. (United States)	3.8%
2. Johnson & Johnson (United States)	3.1
3. Baidu, Inc., ADR (China)	2.9
4. Baxter International, Inc. (United States)	2.9
5. Novartis AG (Switzerland)	2.8
6. BG Group plc (United Kingdom)	2.7
7. Sanofi (France)	2.6
8. Barclays plc (United Kingdom)	2.6
9. Standard Chartered plc (United Kingdom)	2.6
10. Cie Financiere Richemont S.A. (Switzerland)	2.1

SUMMARY OF INVESTMENTS COUNTRY***

United States	45.9%
United Kingdom	12.0
China	9.5
France	8.5
Switzerland	8.4
Germany	2.5
Hong Kong	2.5
Netherlands	2.3
South Korea	2.0
Canada	1.7
Belgium	1.5
Japan	1.4
Israel	1.2
Short-Term Investment	0.6

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of April 30, 2014. The Fund’s portfolio composition is subject to change.

3

JPMorgan Global Unconstrained Equity Fund

FUND SUMMARY

SIX MONTHS ENDED APRIL 30, 2014 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2014

	INCEPTION DATE OF CLASS	6 MONTH. *	1 YEAR	SINCE INCEPTION

CLASS A SHARES	11/30/11
Without Sales Charge		5.74%	18.53%	17.33%
With Sales Charge. **		0.21	12.33	14.74

CLASS C SHARES	11/30/11
Without CDSC		5.45	17.88	16.73
With CDSC. ***		4.45	16.88	16.73
CLASS R2 SHARES	11/30/11	5.62	18.23	17.04
CLASS R5 SHARES	11/30/11	5.92	19.00	17.84
CLASS R6 SHARES	11/30/11	5.97	19.11	17.91
SELECT CLASS SHARES	11/30/11	5.85	18.82	17.62

* Not annualized.

** Sales Charge for Class A Shares is 5.25%.

*** Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

4

The Fund commenced operations on November 30, 2011.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Global Unconstrained Equity Fund and the MSCI All Country World Index from November 30, 2011 to April 30, 2014. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI All Country World Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Since the Fund’s inception, it has not experienced any shareholder activity. If shareholder activity had occurred, the Fund’s performance may have been impacted.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

5

JPMorgan Global Unconstrained Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2014 (Unaudited)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 97.3%
	Belgium — 1.5%
613	Anheuser-Busch InBev N.V. (m)	66,814

	Canada — 1.7%
1,661	Lululemon Athletica, Inc. (a) (m)	76,290

	China — 9.4%
832	Baidu, Inc., ADR (a) (m)	128,003
47,503	China Merchants Bank Co., Ltd., Class H (m)	85,115
310	CNOOC Ltd., ADR (m)	51,209
38,000	Country Garden Holdings Co., Ltd. (m)	15,237
143,000	Industrial & Commercial Bank of China Ltd., Class H (m)	85,445
20,000	Sinopharm Group Co., Ltd., Class H (m)	52,813

		417,822

	France — 8.4%
3,251	AXA S.A. (m)	84,838
381	Kering (m)	84,266
456	Renault S.A. (m)	44,583
1,063	Sanofi (m)	114,719
402	Technip S.A. (m)	45,249

		373,655

	Germany — 1.4%
449	Bayer AG (m)	62,430

	Hong Kong — 2.4%
14,000	China Overseas Land & Investment Ltd. (m)	34,463
290,000	Emperor Watch & Jewellery Ltd. (m)	21,747
32,000	KWG Property Holding Ltd. (m)	17,795
41,000	New World Department Store China Ltd. (m)	19,198
2,000	Wharf Holdings Ltd. (m)	14,040

		107,243

	Israel — 1.2%
1,035	Teva Pharmaceutical Industries Ltd., ADR (m)	50,570

	Japan — 1.4%
2,800	Komatsu Ltd. (m)	61,646

	Netherlands — 2.3%
402	ASML Holding N.V. (m)	32,809
1,158	NXP Semiconductor N.V. (a) (m)	69,040

		101,849

	South Korea — 1.9%
99	Hyundai Motor Co. (m)	22,074
49	Samsung Electronics Co., Ltd. (m)	63,894

		85,968

SHARES	SECURITY DESCRIPTION	VALUE($)

	Switzerland — 8.3%
450	ACE Ltd. (m)	46,044
920	Cie Financiere Richemont S.A. (m)	93,601
11,711	Glencore Xstrata plc (a) (m)	63,190
1,415	Novartis AG (m)	123,009
2,101	UBS AG (a) (m)	43,940

		369,784

	United Kingdom — 11.9%
26,738	Barclays plc (m)	114,173
5,767	BG Group plc (m)	116,663
10,103	Just Retirement Group plc (a) (m)	27,859
2,218	Partnership Assurance Group plc (a) (m)	4,943
7,495	Premier Oil plc (m)	42,917
1,704	Prudential plc (m)	39,173
5,248	Standard Chartered plc (m)	113,657
17,759	Vodafone Group plc (m)	67,424

		526,809

	United States — 45.5%
161	Amazon.com, Inc. (a) (m)	48,965
682	Anadarko Petroleum Corp. (m)	67,532
1,149	APR Energy plc (m)	15,403
1,720	Baxter International, Inc. (m)	125,199
5,380	Boston Scientific Corp. (a) (m)	67,842
1,654	Cabot Oil & Gas Corp. (m)	64,969
582	Capital One Financial Corp. (m)	43,010
2,903	Cisco Systems, Inc. (m)	67,088
3,477	Citigroup, Inc. (m)	166,583
441	Citrix Systems, Inc. (a) (m)	26,156
1,306	Comcast Corp., Class A (m)	67,598
1,147	eBay, Inc. (a) (m)	59,449
1,641	EMC Corp. (m)	42,338
755	Fluor Corp. (m)	57,153
1,302	Freeport-McMoRan Copper & Gold, Inc. (m)	44,750
135	Google, Inc., Class A (a) (m)	72,209
124	Google, Inc., Class C (a) (m)	65,306
1,124	Hartford Financial Services Group, Inc. (The) (m)	40,318
1,340	Johnson & Johnson (m)	135,728
331	KLA-Tencor Corp. (m)	21,181
1,134	Lam Research Corp. (a) (m)	65,330
1,205	MetLife, Inc. (m)	63,082
1,962	Microsoft Corp. (m)	79,265
780	Owens Corning (m)	31,863
1,032	QUALCOMM, Inc. (m)	81,229
4,619	Teradyne, Inc. (a) (m)	81,618
1,303	Time Warner, Inc. (m)	86,597

SEE NOTES TO FINANCIAL STATEMENTS.

6

JPMorgan Global Unconstrained Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2014 (Unaudited) (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	United States — continued
1,466	United Continental Holdings, Inc. (a) (m)	59,915
411	United Technologies Corp. (m)	48,634
807	UnitedHealth Group, Inc. (m)	60,557
1,284	Verizon Communications, Inc. (m)	60,310

		2,017,177

	Total Common Stocks (Cost $3,691,329)	4,318,057

Preferred Stock — 1.0%

	Germany — 1.0%
169	Volkswagen AG (a) (m) (Cost $28,996)	45,685

Short-Term Investment — 0.6%

	Investment Company — 0.6%

25,039	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.010% (b) (l) (m) (Cost $25,039)	25,039

	Total Investments — 98.9% (Cost $3,745,364)	4,388,781
	Other Assets in Excess of Liabilities — 1.1%	49,077

	NET ASSETS — 100.0%	$4,437,858

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

7

JPMorgan Global Unconstrained Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2014 (Unaudited) (continued)

Summary of Investments by Industry, April 30, 2014

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE

Banks	12.8%
Pharmaceuticals	11.1
Oil, Gas & Consumable Fuels	7.9
Semiconductors & Semiconductor Equipment	7.7
Internet Software & Services	7.4
Insurance	7.0
Textiles, Apparel & Luxury Goods	5.7
Health Care Equipment & Supplies	4.4
Media	3.5
Communications Equipment	3.3
Health Care Providers & Services	2.6
Automobiles	2.5
Metals & Mining	2.4
Software	2.4
Real Estate Management & Development	1.9
Wireless Telecommunication Services	1.5
Beverages	1.5
Machinery	1.4
Diversified Telecommunication Services	1.4
Airlines	1.4
Construction & Engineering	1.3
Internet & Catalog Retail	1.1
Aerospace & Defense	1.1
Energy Equipment & Services	1.0
Capital Markets	1.0
Consumer Finance	1.0
Technology Hardware, Storage & Peripherals	1.0
Others (each less than 1.0%)	2.1
Short-Term Investment	0.6

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS:
ADR	—	American Depositary Receipt

(a)	—	Non-income producing security.

(b)	—	Investment in affiliate. Money market fund registered under
the Investment Company Act of 1940, as amended, and
advised by J.P. Morgan Investment Management Inc.

(l)	—	The rate shown is the current yield as of April 30, 2014.

(m)	—	All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed
delivery securities, reverse repurchase agreements, unfunded commitments and/or forward foreign currency exchange
contracts.

The value and percentage, based on total investments, of the investments that apply the fair valuation policy for the international investments as described in Note 2.A. of the notes to financial statements is $2,001,123 and 45.6%, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

8

STATEMENT OF ASSETS AND LIABILITIES

AS OF APRIL 30, 2014 (Unaudited)

Global Unconstrained Equity Fund
ASSETS:
Investments in non-affiliates, at value	$4,363,742
Investments in affiliates, at value	25,039

Total investment securities, at value	4,388,781
Cash	75,902
Foreign currency, at value	33,462
Receivables:
Investment securities sold	77,240
Dividends from non-affiliates	8,983
Dividends from affiliates	— (a)
Tax reclaims	5,030
Due from Adviser	9,142

Total Assets	4,598,540

LIABILITIES:
Payables:
Investment securities purchased	93,662
Accrued liabilities:
Shareholder servicing fees	874
Distribution fees	89
Custodian and accounting fees	24,453
Trustees’ and Chief Compliance Officer’s fees	5
Audit fees	33,188
Other	8,411

Total Liabilities	160,682

Net Assets	$4,437,858

(a) Amount rounds to less than $1.

SEE NOTES TO FINANCIAL STATEMENTS.

9

STATEMENT OF ASSETS AND LIABILITIES

AS OF APRIL 30, 2014 (Unaudited) (continued)

Global Unconstrained Equity Fund
NET ASSETS :
Paid-in-Capital	$3,555,899
Accumulated undistributed (distributed in excess of) net investment income	15,103
Accumulated net realized gains (losses)	223,012
Net unrealized appreciation (depreciation)	643,844

Total Net Assets	$4,437,858

Net Assets:
Class A	$73,550
Class C	72,668
Class R2	73,107
Class R5	74,354
Class R6	74,443
Select Class	4,069,736

Total	$4,437,858

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	3,837
Class C	3,804
Class R2	3,821
Class R5	3,868
Class R6	3,872
Select Class	212,002

Net asset value (a) :

Class A - Redemption price per share	$19.17
Class C - Offering price per share (b)	19.10
Class R2 - Offering and redemption price per share	19.14
Class R5 - Offering and redemption price per share	19.22
Class R6 - Offering and redemption price per share	19.23
Select Class - Offering and redemption price per share	19.20
Class A maximum sales charge	5.25%
[net asset value per share/(100% – maximum sales charge)]	$20.23

Cost of investments in non-affiliates	$3,720,325
Cost of investments in affiliates	25,039
Cost of foreign currency	33,377

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

10

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED APRIL 30, 2014 (Unaudited)

Global
Unconstrained
Equity Fund

INVESTMENT INCOME:
Dividend income from non-affiliates	$ 43,034
Dividend income from affiliates	2
Interest income from affiliates	187
Foreign taxes withheld	(1,140)

Total investment income	42,083

EXPENSES:
Investment advisory fees	17,002
Administration fees	1,768
Distribution fees:
Class A	88
Class C	262
Class R2	175
Shareholder servicing fees:
Class A	88
Class C	87
Class R2	88
Class R5	18
Select Class	4,872
Custodian and accounting fees	30,679
Professional fees	35,235
Trustees’ and Chief Compliance Officer’s fees	23
Printing and mailing costs	3,900
Transfer agent fees	5,074
Other	2,046

Total expenses	101,405

Less amounts waived	(18,770)
Less expense reimbursements	(58,893)

Net expenses	23,742

Net investment income (loss)	18,341

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	225,850
Foreign currency transactions	1,584

Net realized gain (loss)	227,434

Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	(145)
Foreign currency translations	315

Change in net unrealized appreciation/depreciation	170

Net realized/unrealized gains (losses)	227,604

Change in net assets resulting from operations	$ 245,945

SEE NOTES TO FINANCIAL STATEMENTS.

11

STATEMENT OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	Global Unconstrained Equity Fund
	Six Months Ended
	4/30/2014	Year Ended
	(Unaudited)	10/31/2013

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$ 18,341	$ 60,038
Net realized gain (loss)	227,434	376,347
Change in net unrealized appreciation/depreciation	170	402,064

Change in net assets resulting from operations	245,945	838,449

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(661)	(767)
From net realized gains	(6,178)	(1,353)
Class C
From net investment income	(341)	(498)
From net realized gains	(6,149)	(1,353)
Class R2
From net investment income	(500)	(633)
From net realized gains	(6,163)	(1,353)
Class R5
From net investment income	(954)	(1,010)
From net realized gains	(6,205)	(1,354)
Class R6
From net investment income	(987)	(1,037)
From net realized gains	(6,208)	(1,354)
Select Class
From net investment income	(45,284)	(49,609)
From net realized gains	(340,607)	(74,443)

Total distributions to shareholders	(420,237)	(134,764)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	420,237	134,764

NET ASSETS:
Change in net assets	245,945	838,449
Beginning of period	4,191,913	3,353,464

End of period	$ 4,437,858	$ 4,191,913

Accumulated undistributed (distributed in excess of) net investment income	$ 15,103	$ 45,489

SEE NOTES TO FINANCIAL STATEMENTS.

12

STATEMENT OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	Global Unconstrained Equity Fund
	Six Months Ended
	4/30/2014	Year Ended
	(Unaudited)	10/31/2013

CAPITAL TRANSACTIONS:
Class A
Distributions reinvested	$ 6,839	$ 2,120

Change in net assets resulting from Class A capital transactions	$ 6,839	$ 2,120

Class C
Distributions reinvested	$ 6,490	$ 1,851

Change in net assets resulting from Class C capital transactions	$ 6,490	$ 1,851

Class R2
Distributions reinvested	$ 6,663	$ 1,986

Change in net assets resulting from Class R2 capital transactions	$ 6,663	$ 1,986

Class R5
Distributions reinvested	$ 7,159	$ 2,364

Change in net assets resulting from Class R5 capital transactions	$ 7,159	$ 2,364

Class R6
Distributions reinvested	$ 7,195	$ 2,391

Change in net assets resulting from Class R6 capital transactions	$ 7,195	$ 2,391

Select Class
Distributions reinvested	$ 385,891	$ 124,052

Change in net assets resulting from Select Class capital transactions	$ 385,891	$ 124,052

Total change in net assets resulting from capital transactions	$ 420,237	$ 134,764

SHARE TRANSACTIONS:
Class A
Reinvested	378	125

Change in Class A Shares	378	125

Class C
Reinvested	360	111

Change in Class C Shares	360	111

Class R2
Reinvested	370	118

Change in Class R2 Shares	370	118

Class R5
Reinvested	393	140

Change in Class R5 Shares	393	140

Class R6
Reinvested	395	142

Change in Class R6 Shares	395	142

Select Class
Reinvested	21,259	7,344

Change in Select Class Shares	21,259	7,344

SEE NOTES TO FINANCIAL STATEMENTS.

13

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance							Ratios/Supplemental data
		Investment operations			Distributions						Ratios to average net assets (a)
													Expenses without
	Net asset		Net realized and						Total return			Net	waivers,
	value,	Net	unrealized gains	Total from	Net	Net		Net asset	(excludes		Net	investment	reimbursements	Portfolio
	beginning of	investment	(losses) on	investment	investment	realized	Total	value, end of	sales charge)	Net assets,	expenses	income	and earnings	turnover
	period	income (loss)	investments	operations	income	gain	distrubutions	period	(b)(c)	end of period	(d)(e)	(loss) (e)	credits (e)	rate (b)(f)
Global Unconstrained Equity Fund
Class A
Six Months Ended April 30, 2014 (Unaudited)	$20.11	$0.04	$0.98	$1.02	$(0.17)	$(1.79)	$(1.96)	$19.17	5.74%	$73,550	1.35%	0.63%	5.01%	46%
Year Ended October 31, 2013	16.73	0.24	3.77	4.01	(0.22)	(0.41)	(0.63)	20.11	24.74	69,554	1.35	1.37	5.36	71
November 30, 2011(h) through October 31, 2012	15.00	0.17	1.56	1.73	— (g)	—	— (g)	16.73	11.55	55,771	1.35	1.14	6.89	49
Class C
Six Months Ended April 30, 2014 (Unaudited)	20.01	— (g)	0.97	0.97	(0.09)	(1.79)	(1.88)	19.10	5.45	72,668	1.85	0.13	5.50	46
Year Ended October 31, 2013	16.65	0.16	3.76	3.92	(0.15)	(0.41)	(0.56)	20.01	24.16	68,891	1.85	0.87	5.85	71
November 30, 2011(h) through October 31, 2012	15.00	0.09	1.56	1.65	—	—	—	16.65	11.00	55,516	1.85	0.65	7.38	49
Class R2
Six Months Ended April 30, 2014 (Unaudited)	20.06	0.02	0.98	1.00	(0.13)	(1.79)	(1.92)	19.14	5.62	73,107	1.60	0.38	5.25	46
Year Ended October 31, 2013	16.69	0.20	3.77	3.97	(0.19)	(0.41)	(0.60)	20.06	24.45	69,221	1.60	1.12	5.60	71
November 30, 2011(h) through October 31, 2012	15.00	0.13	1.56	1.69	—	—	—	16.69	11.27	55,644	1.60	0.90	7.14	49
Class R5
Six Months Ended April 30, 2014 (Unaudited)	20.19	0.08	0.99	1.07	(0.25)	(1.79)	(2.04)	19.22	5.97	74,354	0.90	1.08	4.55	46
Year Ended October 31, 2013	16.79	0.32	3.79	4.11	(0.30)	(0.41)	(0.71)	20.19	25.29	70,157	0.90	1.82	4.89	71
November 30, 2011(h) through October 31, 2012	15.00	0.23	1.57	1.80	(0.01)	—	(0.01)	16.79	11.99	56,003	0.90	1.60	6.45	49
Class R6
Six Months Ended April 30, 2014 (Unaudited)	20.20	0.08	1.00	1.08	(0.26)	(1.79)	(2.05)	19.23	6.02	74,443	0.85	1.13	4.50	46
Year Ended October 31, 2013	16.80	0.33	3.78	4.11	(0.30)	(0.41)	(0.71)	20.20	25.33	70,224	0.85	1.87	4.85	71
November 30, 2011(h) through October 31, 2012	15.00	0.24	1.57	1.81	(0.01)	—	(0.01)	16.80	12.06	56,029	0.85	1.65	6.40	49
Select Class
Six Months Ended April 30, 2014 (Unaudited)	20.15	0.06	1.00	1.06	(0.22)	(1.79)	(2.01)	19.20	5.91	4,069,736	1.10	0.88	4.76	46
Year Ended October 31, 2013	16.76	0.29	3.77	4.06	(0.26)	(0.41)	(0.67)	20.15	25.04	3,843,866	1.10	1.62	5.10	71
November 30, 2011(h) through October 31, 2012	15.00	0.20	1.57	1.77	(0.01)	—	(0.01)	16.76	11.77	3,074,501	1.10	1.40	6.64	49

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earning credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Certain non-recurring expenses incurred by the Fund were not annualized for the periods ended October 31, 2012 and October 31, 2013.
(f)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(g)	Amount rounds to less than $0.01.
(h)	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

14

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2014 (Unaudited)

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following is a separate fund of the Trust (the “Fund”) covered by this report:

Fund	Classes Offered	Diversified/Non- Diversified
Global Unconstrained Equity Fund	Class A, Class C, Class R2, Class R5,	Diversified
Class R6 and Select Class

The investment objective of the Fund is to seek to provide long-term capital appreciation.

The Fund commenced operations on November 30, 2011. Currently, the Fund is not offered for public investment.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class R2, Class R5, Class R6 and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Fund’s prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Fund are valued. Securities listed on the NASDAQ Stock Market LLC are generally valued at the NASDAQ Official Closing Price. Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at each investment company’s net asset value per share (“NAV”) as of the report date.

Certain investments of the Fund may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Fund to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material. Futures and options are generally valued on the basis of available market quotations. Swaps and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such pricing services or values received are deemed not representative of fair value, values will be obtained from a third party broker-dealer or counterparty.

Securities or other assets for which market quotations are not readily available or for which market quotations are deemed to not represent the fair value of the security or asset at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. The Board of Trustees has established an Audit and Valuation Committee to assist with the oversight of the valuation of the Fund’s securities. JPMorgan Funds Management, Inc. (the “Administrator” or “JPMFM”) has established a Valuation Committee (“VC”) that is comprised of senior representatives from JPMFM, J.P. Morgan Investment Management Inc. (the “Adviser” or “JPMIM”), and J.P. Morgan Asset Management’s Legal, Compliance and Risk Management groups and the Fund’s Chief Compliance Officer. The VC’s responsibilities include making determinations regarding Level 3 fair value measurements (“Fair Values”) and/or providing recommendations for approval to the Board of Trustees’ Audit and Valuation Committee, in accordance with the Fund’s valuation policies.

15

The VC or Board of Trustees, as applicable, primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The VC or Board of Trustees may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Fund applies fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in its portfolio by utilizing the quotations of an independent pricing service, unless the Adviser determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time the Fund calculates its net asset values.

It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. JPMFM and JPMIM are responsible for monitoring developments that may impact Fair Values and for discussing and assessing Fair Values on an ongoing, and at least a quarterly basis with the VC and Board of Trustees, as applicable. The appropriateness of Fair Values is assessed based on results of unchanged price review and consideration of macro or security specific events, back testing, and broker and vendor due diligence.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the fair value of the Fund’s investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table represents each valuation input by country as presented on the Schedule of Portfolio Investments (“SOI”):

		Level 2	Level 3
	Level 1	Other significant observable	Significant unobservable
	Quoted prices	inputs	inputs	Total
Investments in Securities
Common Stocks
Belgium	$–	$66,814	$–	$66,814
Canada	76,290	–	–	76,290
China	179,212	238,610	–	417,822
France	–	373,655	–	373,655
Germany	–	62,430	–	62,430
Hong Kong	–	107,243	–	107,243
Israel	50,570	–	–	50,570
Japan	–	61,646	–	61,646
Netherlands	69,040	32,809	–	101,849
South Korea	–	85,968	–	85,968
Switzerland	46,044	323,740	–	369,784
United Kingdom	4,943	521,866	–	526,809
United States	1,956,867	60,310	–	2,017,177
Total Common Stocks	2,382,966	1,935,091	–	4,318,057
Preferred Stock
Germany	–	45,685	–	45,685
Total Preferred Stock	–	45,685	–	45,685
Short-Term Investment
Investment Company	25,039	–	–	25,039
Total Investments in Securities	$2,408,005	$1,980,776	$–	$4,388,781

16

There were no transfers among any levels during the six months ended April 30, 2014.

B. Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held. Accordingly, such foreign currency gains (losses) are included in the reported Change in net unrealized appreciation/depreciation on investment transactions on the Statement of Operations. The Fund does isolate the effect of changes in foreign exchange rates from fluctuations when determining realized gain or loss for sales of fixed income securities.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the Statement of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end and are included in Change in net unrealized appreciated/depreciation on foreign currency translations on the Statement of Operations.

C. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income, net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Fund first learns of the dividend.

D. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

E. Federal Income Taxes — The Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Fund’s tax positions for all open tax years and has determined that as of April 30, 2014, no liability for income tax is required in the Fund’s financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Fund’s Federal tax returns for the prior three fiscal years, or since inception if shorter, remain subject to examination by the Internal Revenue Service.

F. Foreign Taxes — The Fund may be subject to foreign taxes on income, gains on investments or currency purchase/repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

G. Distributions to Shareholders — Distributions from net investment income are generally declared and paid annually and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, the Adviser, an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), supervises the investments of the Fund and for such services is paid a fee. The fee is accrued daily and paid monthly at an annual rate of 0.80% of the Fund’s average daily net assets.

17

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator, an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Fund. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended April 30, 2014, the effective annualized rate was 0.08% of the Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Fund’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class C and Class R2 Shares of the Fund in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Fund shall pay distribution fees, including payments to the Distributor, at annual rates of 0.25%, 0.75% and 0.50% of the average daily net assets of Class A, Class C and Class R2 Shares, respectively.

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended April 30, 2014, the Distributor did not retain front-end sales charges or CDSC.

D. Shareholder Servicing Fees — The Trust, on behalf of the Fund, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. The Class R6 Shares do not participate in the Shareholder Servicing Agreement. For performing these services, the Distributor receives a fee that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

Class A	Class C	Class R2	Class R5	Select Class
0.25%	0.25%	0.25%	0.05%	0.25%

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Fund under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Fund. For these services, the Fund pays JPMCB transaction and asset based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Fund for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. Payments to the custodian may be reduced by credits earned by the Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately in the Statement of Operations.

Interest income, if any, earned on cash balances at the custodian, is included in Interest income from affiliates in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statement of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent total annual operating expenses (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Fund’s average daily net assets as shown in the table below:

18

Class A	Class C	Class R2	Class R5	Class R6	Select Class
1.35%	1.85%	1.60%	0.90%	0.85%	1.10%

The expense limitation agreement was in effect for the six months ended April 30, 2014. The contractual expense limitation percentages in the table above are in place until at least February 28, 2015.

For the six months ended April 30, 2014, the Fund’s service providers waived fees and/or reimbursed expenses for the Fund as follows. None of these parties expect the Fund to repay any such waived fees and/or reimbursed expenses in future years.

Contractual Waivers
Investment			Contractual
Advisory	Administration	Total	Reimbursements
$17,002	$1,768	$18,770	$58,893

Additionally, the Fund may invest in one or more money market funds advised by the Adviser or its affiliates. The Adviser, Administrator and Distributor, as shareholder servicing agent, waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Fund’s investment in such affiliated money market fund.

There were no waivers resulting from investments in these money market funds for the six months ended April 30, 2014.

G. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Fund for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Fund in accordance with Federal securities regulations. The Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended April 30, 2014, the Fund may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Adviser.

The Fund may use related party broker-dealers. For the six months ended April 30, 2014, the Fund did not incur any brokerage commissions with broker-dealers affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Fund to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the six months ended April 30, 2014, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
$2,005,829	$1,913,980

During the six months ended April 30, 2014, there were no purchases or sales of U.S. Government securities.

19

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at April 30, 2014 were as follows:

	Gross	Gross	Net Unrealized
Aggregate	Unrealized	Unrealized	Appreciation
Cost	Appreciation	Depreciation	(Depreciation)
$3,745,364	$715,342	$71,925	$643,417

6. Borrowings

The Fund relies upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Fund to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Fund because the Fund and the series of JPMorgan Trust II are both investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Fund. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 10, 2014.

The Fund had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at April 30, 2014, or at any time during the six months then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statement of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

The Fund’s shares are currently held by the Adviser.

The Fund may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions, which may vary throughout the period. Such concentrations may subject the Fund to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

As of April 30, 2014, a significant portion of the Fund’s net assets consisted of securities that are denominated in foreign currencies. Changes in currency exchange rates will affect the value of, and investment income from, such securities.

As of April 30, 2014, the Fund invested 45.9% of its total investments in issuers in the United States.

20

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, November 1, 2013, and continued to hold your shares at the end of the reporting period, April 30, 2014.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning
	Account Value	Ending Account	Expenses Paid	Annualized
	November 1,	Value	During	Expense
	2013	April 30, 2014	the Period*	Ratio
Global Unconstrained Equity Fund
Class A
Actual	$1,000.00	$1,057.40	$6.89	1.35%
Hypothetical	1,000.00	1,018.10	6.76	1.35
Class C
Actual	1,000.00	1,054.50	9.42	1.85
Hypothetical	1,000.00	1,015.62	9.25	1.85
Class R2
Actual	1,000.00	1,056.20	8.16	1.60
Hypothetical	1,000.00	1,016.86	8.00	1.60
Class R5
Actual	1,000.00	1,059.70	4.60	0.90
Hypothetical	1,000.00	1,020.33	4.51	0.90
Class R6
Actual	1,000.00	1,060.20	4.34	0.85
Hypothetical	1,000.00	1,020.58	4.26	0.85
Select Class
Actual	1,000.00	1,059.10	5.61	1.10
Hypothetical	1,000.00	1,019.34	5.51	1.10

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

21

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

The Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Fund’s website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Adviser. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2014. All rights reserved. April 2014.

Semi-Annual Report

J.P. Morgan Funds

April 30, 2014 (Unaudited)

JPMorgan Income Builder Fund

Investments in the Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of the Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Fund.

Prospective investors should refer to the Fund’s prospectus for a discussion of the Fund’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

MAY 29, 2014 (Unaudited)

Dear Shareholder:

Broad improvement in the global economy — particularly in developed markets — drove global equity prices to successive record highs during the six months ended April 30, 2014. While bond markets experienced periodic volatility, the concerted efforts of central banks to hold down interest rates and thus tamp down inflationary pressures ultimately helped bond prices to recover somewhat toward the end of the period. Globally, investors appeared to shrug off events that had rattled financial markets: the U.S. Federal Reserve’s (the “Fed”) decision to taper its asset purchasing; severe winter weather across large parts of the U.S.; the continuing political/military crisis in Ukraine; and broad concerns about the health of China’s economy.

“Central bank policies in the U.S. and Europe are beginning to diverge, with the Fed moving toward a more normalized economy and the European Central Bank committed to intervention and guarding against the threat of price deflation.”

In December, the Fed followed through on its stated policy direction and reduced its monthly purchases of U.S. Treasury bonds and mortgage-backed securities by $10 billion to $75 billion and further cut purchases to $55 billion by the end of April. The initial move in December set off a rally in U.S. equities that drove share prices to record highs by the end of calendar year 2013.

While U.S. economic indicators showed incremental improvement through the first half of the reporting period, a string of winter storms curbed economic activity and held down productivity to a larger extent than was generally known at the time. Subsequent data showed the U.S. economy shrank by 1% in the first three months of 2014, even as consumer spending on services had the largest increase in 14 years. Winter storms crimped profits at airlines, parcel delivery firms and homebuilders. Bond prices rebounded somewhat in 2014, as slower-than-expected domestic growth and instability in emerging markets lifted demand for fixed income securities. For the six months ended April 30, 2014, the Standard & Poor’s 500 Index returned 8.36%, while the Barclays U.S. Aggregate Index returned 1.74%.

In Europe, the crisis in Ukraine threatened to disrupt the economic stability that had returned during the second half of 2013. Though a direct military confrontation between Ukraine and Russia had largely been avoided, the imposition of economic sanctions against leading members of Russian President Vladimir Putin’s inner circle raised questions about Europe’s dependence on natural gas exports from Russia. At the end of the reporting period, European energy supplies remained intact. Moreover, the European Union’s continued economic recovery — marked by Ireland’s exit from the bloc’s bailout program — and healthy corporate profits, combined with mergers and acquisitions activity, helped to lift equity markets. Bond prices across Europe also gained as instability in emerging markets drove investors to seek yield elsewhere.

In Japan, equity markets reached record highs and outperformed other developed markets at the end of calendar year 2013. However, investor enthusiasm for the policies of Prime Minister Shinzo Abe began to recede in 2014 as the Japanese economy showed signs of sputtering. An April 1, 2014 increase in the national consumption tax further weakened investor sentiment amid concerns the tax hike would curb domestic demand. Exporters, particularly automakers, came under pressure on expectations that a strengthening yen may erase the comparative advantage they had enjoyed over the past year. The Morgan Stanley Capital International Europe, Australasia, Far East Index (net of foreign withholding taxes) returned 4.44% for the six-month period.

China and Emerging Markets

Emerging market volatility continued throughout the six-month period. The Fed’s decision in December to taper off asset purchases sparked a sell-off across emerging markets that drove volatility in emerging market currencies. Disappointing economic data from China, combined with the first default in the Chinese bond market, again raised concerns about the potential for a sharp slowdown in growth. Demand from China is a major driver of emerging market exports and a slower growth in the Chinese economy would have an outsized impact on emerging market economies. Elsewhere, a currency crisis in Argentina and political uncertainty surrounding election cycles in select emerging markets also weighed on financial markets. The Morgan Stanley Capital International Emerging Markets Index (net of foreign withholdings taxes) returned -2.98% for the six-month period. Despite the headwinds facing emerging markets, the Barclays Emerging Markets USD Aggregate Index returned 3.00%, which illustrates the extent to which investors were willing to take on risk in their search for extra yield.

Central bank policies in the U.S. and Europe are beginning to diverge, with the Fed moving toward a more normalized economy and the European Central Bank committed to intervention and guarding against the threat of price deflation. The trajectory of Japan’s economy is uncertain and emerging markets remain vulnerable to shocks from developments in China, changes in investor sentiment and domestic political turmoil. This backdrop reinforces the wisdom of maintaining a long-term view of your investment portfolio and the benefits derived from diversified holdings.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

APRIL 30, 2014	J.P. MORGAN FUNDS	1

JPMorgan Income Builder Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2014 (Unaudited)

Reporting Period Return:
Fund (Class A Shares, without a sales charge)*	4.33%
Morgan Stanley Capital International (“MSCI”) World Index (net of foreign withholding taxes)	6.32%
Barclays U.S. Aggregate Index	1.74%
Income Builder Composite Benchmark	4.54%

Net Assets as of 4/30/2014 (In Thousands)	$9,963,704

INVESTMENT OBJECTIVE**

The JPMorgan Income Builder Fund (the “Fund”) seeks to maximize income, while maintaining prospects for capital appreciation.

INVESTMENT APPROACH

J.P. Morgan Global Multi-Asset Group’s (“GMAG”) expertise in capital markets research and asset allocation was combined with the insights of specialist asset class teams to construct a broadly diversified portfolio of income producing securities expected by GMAG to perform well given GMAG’s market views. The underlying specialist teams built portfolios of their highest conviction securities with what they believed to be the best opportunities for yield and total return on a risk-adjusted basis.

HOW DID THE MARKET PERFORM?

Central banks in most developed market economies continued their efforts to stimulate growth with accommodative policies. In the U.S., the Federal Reserve reduced its monthly asset purchases by $30 billion to $55 billion in the face of steady improvements in employment and other economic indicators. The move set off a wave of selling in emerging markets that led to some currency volatility. While the pace of the sell-off abated later in the period, emerging markets overall continued to underperform developed markets. In the European Union, economic recovery continued and corporate earnings and mergers and acquisition activity bolstered share prices. Emerging markets in aggregate continued to struggle. Disappointing economic data from China, combined with the first default in the Chinese bond market, again raised concerns about future growth in its economy.

Fixed income securities, as measured by the Barclays U.S. Aggregate Index, posted a 1.74% return and underperformed global equities as measured by the MSCI World Index, which returned 6.32% for the six months ended April 30, 2014.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

For the six months ended April 30, 2014, the Fund (Class A Shares, without a sales charge) underperformed its Income Builder Composite Benchmark (the “Composite Benchmark”), which is comprised of 60% MSCI World Index (net of foreign withholding taxes) and 40% Barclays U.S. Aggregate Index.

The Fund’s short position in five-year U.S. Treasuries, which was established as a hedge against the potential for rising interest rates, detracted from relative performance, as interest rates fell during the reporting period. The Fund’s allocation to high-yield debt (also known as “junk bonds”) helped performance relative to the Benchmark.

The Fund underperformed the MSCI World Index as a rally in so-called risk assets, particularly equities, during the final months of 2013 outweighed gains in the Fund’s holdings of defensive, higher quality assets during the first four months of 2014. The Fund outperformed the Barclays U.S. Aggregate Index, an index consisting only of fixed income securities, as the Fund’s equity holdings outperformed fixed income securities during the reporting period.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers continued to maintain a positive view on U.S. equities and other risk assets in general. Internationally, the Fund was invested in globally-oriented companies with sustainable yields that, despite near-term volatility, the managers believed should prove resilient in a low rate environment. Although the Fund’s exposure to high yield bonds was reduced in favor of equities, the portfolio managers continued to believe that high yield remains an important part of a globally diversified portfolio. The portfolio managers believe that the global desire for yield and the low expectation for defaults provided a solid backdrop for outperformance for high yield versus other fixed income asset classes.

2	J.P. MORGAN FUNDS	APRIL 30, 2014

TOP TEN HOLDINGS OF THE PORTFOLIO***
1.	Microsoft Corp., (United States) (Common Stock)	1.0%
2.	ConocoPhillips (United States) (Common Stock)	0.9
3.	Wells Fargo & Co., (United States) (Common Stock)	0.8
4.	Royal Dutch Shell plc, Class A, (Netherlands) (Common Stock)	0.8
5.	Johnson & Johnson (United States) (Common Stock)	0.8
6.	Merck & Co., Inc., (United States) (Common Stock)	0.8
7.	AstraZeneca plc, (United Kingdom) (Common Stock)	0.7
8.	Time Warner, Inc., (United States) (Common Stock)	0.7
9.	Unibail-Rodamco SE., (France) (Common Stock)	0.6
10.	GlaxoSmithKline plc (United States) (Common Stock)	0.6

PORTFOLIO COMPOSITION BY COUNTRY***
United States	57.7%
United Kingdom	5.9
France	3.5
Japan	2.5
Germany	2.1
Switzerland	1.9
Australia	1.7
Canada	1.7
Netherlands	1.6
Taiwan	1.2
Brazil	1.2
Luxembourg	1.2
China	1.0
Others (each less than 1.0%)	14.7
Short-Term Investment	2.1

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of April 30, 2014. The Fund’s portfolio composition is subject to change.

APRIL 30, 2014	J.P. MORGAN FUNDS	3

JPMorgan Income Builder Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2014 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2014

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	5/31/07
Without Sales Charge		4.33%	6.29%	14.15%	6.19%
With Sales Charge**		(0.40)	1.48	13.11	5.49
CLASS C SHARES	5/31/07
Without CDSC		4.10	5.80	13.59	5.68
With CDSC***		3.10	4.80	13.59	5.68
SELECT CLASS SHARES	5/31/07	4.50	6.53	14.32	6.40

*	Not annualized.
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (5/31/07 TO 4/30/14)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on May 31, 2007.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Income Builder Fund, the MSCI World Index, the Barclays U.S. Aggregate Index, the Income Builder Composite Benchmark and the Lipper Global Flexible Portfolio Funds Index from May 31, 2007 to April 30, 2014. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the MSCI World Index, the Barclays U.S. Aggregate Index and the Income Builder Composite Benchmark do not reflect the deduction of expenses or a sales charge associated with a mutual fund and have been adjusted to reflect reinvestment of all dividends and capital gain distributions of securities included in the benchmarks, if applicable. The MSCI World Index assumes the dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The performance of the Lipper Global Flexible Portfolio Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The Barclays U.S. Aggregate Index is an unmanaged index that represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The Income Builder Composite Benchmark is a composite benchmark comprised of unmanaged indexes that includes 60% MSCI World Index and 40% Barclays U.S. Aggregate Index. The Lipper Global Flexible Portfolio Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

From the inception of the Fund through December 18, 2009, the Fund did not experience any shareholder purchase and sale activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted. Class A Shares have a $1,000 minimum initial investment and carry a 4.50% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN FUNDS	APRIL 30, 2014

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2014 (Unaudited)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Asset-Backed Securities — 4.4%
	United States — 4.4%
	ABFC Trust,
1,608	Series 2005-WF1, Class M1, VAR, 0.512%, 11/25/34	1,346
2,602	Series 2004-OPT3, Class M1, VAR, 0.902%, 09/25/33	2,438
426	Series 2003-OPT1, Class A1A, VAR, 0.972%, 04/25/33	400
1,474	Series 2004-HE1, Class M1, VAR, 1.052%, 03/25/34	1,355
2,941	Accredited Mortgage Loan Trust, Series 2004-4, Class M1, VAR, 0.732%, 01/25/35	2,708
	ACE Securities Corp. Home Equity Loan Trust,
6,110	Series 2003-OP1, Class M1, VAR, 1.202%, 12/25/33	5,736
2,017	Series 2003-FM1, Class M1, VAR, 1.442%, 11/25/32	1,773
4,110	Series 2004-OP1, Class M2, VAR, 1.727%, 04/25/34	3,567
	Ameriquest Mortgage Securities, Inc. Asset- Backed Pass-Through Certificates,
497	Series 2004-R3, Class A1B, VAR, 0.502%, 05/25/34	489
10,487	Series 2004-R1, Class M1, VAR, 0.947%, 02/25/34	9,441
842	Series 2004-R1, Class M2, VAR, 1.022%, 02/25/34	748
565	Series 2004-R8, Class M1, VAR, 1.112%, 09/25/34	559
1,969	Series 2003-13, Class M1, VAR, 1.172%, 01/25/34	1,787
1,923	Argent Securities, Inc., Series 2003-W5, Class M2, VAR, 2.927%, 10/25/33	1,800
	Argent Securities, Inc. Asset-Backed Pass-Through Certificates,
3,374	Series 2004-W6, Class M1, VAR, 0.702%, 05/25/34	3,281
1,654	Series 2004-W3, Class A3, VAR, 0.972%, 02/25/34	1,518
1,894	Series 2004-W7, Class M2, VAR, 1.052%, 05/25/34	1,799
1,112	Series 2004-W2, Class M2, VAR, 2.027%, 04/25/34	990
820	Series 2004-W2, Class M3, VAR, 2.252%, 04/25/34	706
	Asset-Backed Securities Corp. Home Equity Loan Trust,
3,158	Series 2001-HE3, Class A1, VAR, 0.692%, 11/15/31	2,944

PRINCIPAL AMOUNT		SECURITY DESCRIPTION	VALUE

		United States — continued
1,643		Series 2001-HE3, Class M1, VAR, 1.052%, 11/15/31	1,490
2,364		Series 2003-HE4, Class M1, VAR, 1.397%, 08/15/33	2,213
4,284		Bayview Financial Acquisition Trust, Series 2006-D, Class 1A5, SUB, 5.668%, 12/28/36	4,263
912		Bayview Financial Mortgage Pass-Through Trust, Series 2006-C, Class 1A2, SUB, 5.638%, 11/28/36	892
		Bayview Opportunity Master Fund Trust,
1,265		Series 2013-2RPL, Class A, SUB, 3.721%, 03/28/18 (e)	1,266
3,156		Series 2013-3RPL, Class A, SUB, 3.721%, 04/28/18 (e)	3,182
		Bear Stearns Asset- Backed Securities I Trust,
—	(h)	Series 2005-AQ2, Class A3, VAR, 0.512%, 09/25/35	—	(h)
1,500		Series 2004-HE11, Class M2, VAR, 1.727%, 12/25/34	1,405
		Bear Stearns Asset- Backed Securities Trust,
2,818		Series 2004-SD4, Class A1, VAR, 1.052%, 08/25/44	2,810
887		Series 2003-1, Class M1, VAR, 1.802%, 11/25/42	840
2,525		Series 2004-HE2, Class M2, VAR, 1.952%, 03/25/34	2,331
		Centex Home Equity Loan Trust,
852		Series 2004-D, Class MF2, SUB, 5.560%, 09/25/34	778
2,512		Series 2004-D, Class MF3, SUB, 5.760%, 09/25/34	1,860
2,445		Series 2005-A, Class M1, VAR, 0.632%, 01/25/35	2,291
2,347		Series 2004-A, Class M1, VAR, 0.752%, 01/25/34	2,145
		Chase Funding Loan Acquisition Trust,
2,850		Series 2004-AQ1, Class M1, VAR, 0.882%, 05/25/34	2,427
2,334		Series 2004-OPT1, Class M2, VAR, 1.652%, 06/25/34	2,220
		Chase Funding Trust,
2,501		Series 2003-4, Class 1A5, SUB, 5.416%, 05/25/33	2,614
2,141		Series 2004-1, Class 2M1, VAR, 0.902%, 09/25/33	1,950
3,613		Series 2003-6, Class 2M1, VAR, 0.902%, 11/25/34	3,321

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2014	J.P. MORGAN FUNDS	5

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2014 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT		SECURITY DESCRIPTION	VALUE
Asset-Backed Securities — continued
		United States — continued
280		Series 2003-4, Class M1, VAR, 1.052%, 03/25/33	263
807		Series 2003-5, Class 1M2, VAR, 5.312%, 09/25/32	587
2,212		Series 2004-2, Class 1M1, VAR, 5.700%, 02/26/35	2,049
		Citigroup Mortgage Loan Trust, Inc.,
74		Series 2005-WF2, Class AF4, SUB, 4.964%, 08/25/35	75
529		Series 2005-WF2, Class AF7, SUB, 5.249%, 08/25/35	523
—	(h)	Series 2006-WFH2, Class A2A, VAR, 0.302%, 08/25/36	—	(h)
1,976		Series 2006-WFH4, Class A3, VAR, 0.302%, 11/25/36	1,922
213		Series 2007-WFH2, Class A2, VAR, 0.302%, 03/25/37	212
520		Series 2005-OPT1, Class M4, VAR, 1.202%, 02/25/35	400
		Countrywide Asset- Backed Certificates,
171		Series 2006-2, Class 2A2, VAR, 0.342%, 06/25/36	166
1,981		Series 2003-3, Class 3A, VAR, 0.692%, 11/25/33	1,802
2,436		Series 2004-6, Class M2, VAR, 0.802%, 10/25/34	2,309
15,411		Series 2004-2, Class M1, VAR, 0.902%, 05/25/34	14,627
6,261		Series 2004-3, Class M1, VAR, 0.902%, 06/25/34	5,957
6,459		Series 2003-BC1, Class A1, VAR, 0.952%, 03/25/33	5,934
1,133		Series 2004-1, Class M2, VAR, 0.977%, 03/25/34	1,080
1,690		Series 2004-3, Class M2, VAR, 0.977%, 06/25/34	1,600
1,689		Series 2004-ECC2, Class M2, VAR, 1.127%, 12/25/34	1,592
6,485		Series 2004-5, Class M2, VAR, 1.157%, 07/25/34	6,126
1,118		Series 2002-3, Class M1, VAR, 1.277%, 03/25/32	1,032
1,539		Series 2002-4, Class M1, VAR, 1.277%, 12/25/32	1,415
1,266		Series 2005-11, Class AF6, VAR, 5.050%, 02/25/36	1,274
1,184		Credit-Based Asset Servicing and Securitization LLC, Series 2005-CB8, Class AF2, SUB, 4.332%, 12/25/35	1,110

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
	Equity One Mortgage Pass-Through Trust,
881	Series 2003-4, Class M1, SUB, 5.368%, 10/25/34	871
438	Series 2003-2, Class M1, VAR, 5.050%, 09/25/33	442
	First Franklin Mortgage Loan Trust,
6,795	Series 2005-FF10, Class A4, VAR, 0.472%, 11/25/35	6,459
1,886	Series 2005-FF11, Class A2D, VAR, 0.832%, 11/25/35	1,824
3,545	Series 2004-FF5, Class A1, VAR, 0.872%, 08/25/34	3,284
12,077	Series 2004-FF4, Class M1, VAR, 1.007%, 06/25/34	10,634
	Fremont Home Loan Trust,
128	Series 2006-3, Class 2A2, VAR, 0.272%, 02/25/37	128
4,151	Series 2004-2, Class M2, VAR, 1.082%, 07/25/34	3,882
1,372	Series 2004-B, Class M2, VAR, 1.097%, 05/25/34	1,267
1,380	Series 2004-C, Class M1, VAR, 1.127%, 08/25/34	1,275
2,926	GSAA Trust, Series 2005- 6, Class A3, VAR, 0.522%, 06/25/35	2,760
	GSAMP Trust,
4,721	Series 2006-FM1, Class A2C, VAR, 0.312%, 04/25/36	3,391
4,425	Series 2006-HE4, Class A2C, VAR, 0.452%, 06/25/36	3,876
3,369	Series 2007-SEA1, Class A, VAR, 0.452%, 12/25/36 (e)	3,028
942	Series 2005-SEA2, Class A1, VAR, 0.502%, 01/25/45 (e)	916
2,161	Series 2003-SEA, Class A1, VAR, 0.552%, 02/25/33	2,001
2,641	Series 2005-NC1, Class M1, VAR, 0.827%, 02/25/35	2,543
2,438	Series 2003-HE1, Class M1, VAR, 1.397%, 06/20/33	2,327
	Home Equity Asset Trust,
695	Series 2004-6, Class M2, VAR, 1.052%, 12/25/34	636
657	Series 2004-7, Class M2, VAR, 1.142%, 01/25/35	627
1,402	Series 2003-3, Class M1, VAR, 1.442%, 08/25/33	1,312
	Home Equity Mortgage Loan Asset-Backed Trust,
3,575	Series 2004-C, Class M1, VAR, 0.992%, 03/25/35	3,177

SEE NOTES TO FINANCIAL STATEMENTS.

6	J.P. MORGAN FUNDS	APRIL 30, 2014

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Asset-Backed Securities — continued
	United States — continued
3,808	Series 2004-C, Class M2, VAR, 1.052%, 03/25/35	3,567
	Long Beach Mortgage Loan Trust,
829	Series 2005-WL2, Class M1, VAR, 0.622%, 08/25/35	818
1,422	Series 2001-2, Class M1, VAR, 0.992%, 07/25/31	1,365
226	Series 2004-3, Class M2, VAR, 1.052%, 07/25/34	217
3,932	Series 2002-5, Class M1, VAR, 1.397%, 11/25/32	3,644
	MASTR Asset-Backed Securities Trust,
3,816	Series 2005-NC1, Class M2, VAR, 0.902%, 12/25/34	3,438
3,221	Series 2004-OPT2, Class M2, VAR, 1.127%, 09/25/34	2,755
23	Series 2003-WMC2, Class M1, VAR, 1.202%, 08/25/33	23
	Merrill Lynch Mortgage Investors Trust,
1,705	Series 2003-OPT1, Class M1, VAR, 1.127%, 07/25/34	1,464
163	Series 2004-WMC5, Class M5, VAR, 1.877%, 07/25/35	151
	Morgan Stanley ABS Capital I, Inc. Trust,
572	Series 2005-HE1, Class M2, VAR, 0.857%, 12/25/34	545
426	Series 2005-NC1, Class M3, VAR, 0.917%, 01/25/35	337
1,835	Series 2005-HE1, Class M3, VAR, 0.932%, 12/25/34	1,543
4,278	Series 2004-NC3, Class M1, VAR, 0.947%, 03/25/34	4,039
12,950	Series 2004-HE1, Class M1, VAR, 1.007%, 01/25/34	11,876
6,130	Series 2004-HE3, Class M1, VAR, 1.007%, 03/25/34	5,676
6,329	Series 2004-NC5, Class M1, VAR, 1.052%, 05/25/34	5,730
6,155	Series 2004-HE6, Class M2, VAR, 1.052%, 08/25/34	5,912
3,384	Series 2004-WMC2, Class M1, VAR, 1.067%, 07/25/34	3,222
3,058	Series 2004-OP1, Class M2, VAR, 1.067%, 11/25/34	2,929
3,277	Series 2004-HE7, Class M2, VAR, 1.097%, 08/25/34	3,102
423	Series 2004-NC7, Class M3, VAR, 1.127%, 07/25/34	424

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
1,339	Series 2004-HE6, Class M3, VAR, 1.127%, 08/25/34	1,177
129	Series 2004-HE7, Class M3, VAR, 1.172%, 08/25/34	120
1,419	Series 2004-OP1, Class M3, VAR, 1.172%, 11/25/34	1,291
953	Series 2004-NC8, Class M3, VAR, 1.262%, 09/25/34	877
1,225	Series 2004-HE8, Class M3, VAR, 1.277%, 09/25/34	1,131
1,192	Series 2004-HE2, Class M2, VAR, 1.952%, 03/25/34	1,004
1,333	Series 2004-HE2, Class M3, VAR, 2.327%, 03/25/34	828
	New Century Home Equity Loan Trust,
404	Series 2005-1, Class M3, VAR, 0.932%, 03/25/35	334
2,347	Series 2004-4, Class M2, VAR, 0.947%, 02/25/35	2,154
337	Series 2004-2, Class M2, VAR, 1.082%, 08/25/34	313
5,112	Series 2004-3, Class M2, VAR, 1.127%, 11/25/34	4,836
1,566	Series 2004-2, Class M4, VAR, 1.952%, 08/25/34	1,435
1,337	Series 2004-2, Class M6, VAR, 2.402%, 08/25/34	1,063
1,427	Series 2003-B, Class M2, VAR, 2.629%, 11/25/33	1,348
2,097	NovaStar Mortgage Funding Trust, Series 2003-3, Class M2, VAR, 2.627%, 12/25/33	1,998
	Option One Mortgage Acceptance Corp. Asset-Backed Certificates,
9,321	Series 2003-5, Class A1, VAR, 0.792%, 08/25/33	8,683
753	Series 2003-5, Class A2, VAR, 0.792%, 08/25/33	704
4,725	Series 2002-6, Class A1, VAR, 0.912%, 11/25/32	4,352
1,104	Series 2002-6, Class A2, VAR, 0.952%, 11/25/32	1,023
849	Series 2003-2, Class M1, VAR, 1.127%, 04/25/33	710
2,099	Series 2003-3, Class M1A, VAR, 1.712%, 06/25/33	1,946
551	Series 2003-5, Class M2, VAR, 2.477%, 08/25/33	427

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2014	J.P. MORGAN FUNDS	7

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2014 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Asset-Backed Securities — continued
	United States — continued
	Option One Mortgage Loan Trust,
7,660	Series 2002-3, Class A1, VAR, 0.652%, 08/25/32	7,175
1,177	Series 2002-3, Class A2, VAR, 0.692%, 08/25/32	1,063
12,892	Series 2004-2, Class M1, VAR, 0.947%, 05/25/34	11,832
2,309	Series 2003-1, Class A2, VAR, 0.992%, 02/25/33	2,137
2,671	Series 2004-3, Class M2, VAR, 1.007%, 11/25/34	2,553
1,992	People’s Choice Home Loan Securities Trust, Series 2004-2, Class M3, VAR, 1.877%, 10/25/34	1,342
	RAMP Trust,
484	Series 2004-RS11, Class M1, VAR, 1.082%, 11/25/34	477
1,127	Series 2002-RS2, Class AI5, VAR, 6.030%, 03/25/32	1,110
	RASC Trust,
3,237	Series 2006-KS7, Class A3, VAR, 0.302%, 09/25/36	3,104
1,258	Series 2001-KS3, Class AII, VAR, 0.612%, 09/25/31	1,163
3,229	Series 2005-KS2, Class M1, VAR, 0.797%, 03/25/35	2,913
	Renaissance Home Equity Loan Trust,
2,136	Series 2005-4, Class A3, SUB, 5.565%, 02/25/36	2,091
1,977	Series 2003-3, Class M2F, SUB, 5.681%, 12/25/33	1,816
1,537	Series 2003-4, Class M2F, SUB, 5.744%, 03/25/34	1,310
1,515	Series 2005-2, Class AV3, VAR, 0.522%, 08/25/35	1,355
881	Series 2004-1, Class M1, VAR, 0.732%, 05/25/34	760
1,681	Series 2003-3, Class M1, VAR, 0.882%, 12/25/33	1,600
3,787	Series 2003-4, Class M1, VAR, 1.002%, 03/25/34	3,417
666	Series 2003-1, Class M1, VAR, 1.652%, 06/25/33	575
	Saxon Asset Securities Trust,
1,408	Series 2006-2, Class A3C, VAR, 0.302%, 09/25/36	1,329
3,339	Series 2003-3, Class M1, VAR, 1.127%, 12/25/33	3,127

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
1,715	Series 2004-2, Class MV2, VAR, 1.952%, 08/25/35	1,608
628	Series 2004-2, Class AF3, VAR, 5.230%, 08/25/35	634
	Securitized Asset-Backed Receivables LLC Trust,
4,637	Series 2005-OP1, Class M2, VAR, 0.827%, 01/25/35	4,169
4,196	Series 2004-NC1, Class M1, VAR, 0.932%, 02/25/34	3,862
3,469	Series 2005-FR2, Class M2, VAR, 1.127%, 03/25/35	3,253
1,348	Series 2004-OP1, Class M2, VAR, 1.802%, 02/25/34	1,199
4,178	Specialty Underwriting & Residential Finance Trust, Series 2004-BC1, Class M2, VAR, 1.757%, 02/25/35	3,853
	Structured Asset Investment Loan Trust,
3,985	Series 2005-HE2, Class M1, VAR, 0.872%, 07/25/35	3,692
15,886	Series 2004-6, Class A3, VAR, 0.952%, 07/25/34	14,939
803	Series 2004-8, Class M2, VAR, 1.082%, 09/25/34	694
6,862	Series 2004-1, Class M1, VAR, 1.127%, 02/25/34	6,512
697	Series 2003-BC10, Class A4, VAR, 1.152%, 10/25/33	656
6,122	Series 2004-7, Class M1, VAR, 1.202%, 08/25/34	5,746
4,417	Series 2003-BC7, Class M1, VAR, 1.277%, 07/25/33	4,214
1,056	Series 2003-BC3, Class M1, VAR, 1.577%, 04/25/33	1,030
3,963	Series 2003-BC11, Class M2, VAR, 2.702%, 10/25/33	3,772
1,112	Series 2004-1, Class M2, VAR, 2.852%, 02/25/34	1,048
280	Structured Asset Securities Corp. Mortgage Pass-Through Certificates, Series 2003-AM1, Class M1, VAR, 1.502%, 04/25/33	272
	Vericrest Opportunity Loan Transferee LLC,
4,991	Series 2013-NPL4, Class A1, SUB, 3.120%, 11/25/53 (e)	5,027
8,088	Series 2013-NPL5, Class A1, SUB, 3.625%, 04/25/55 (e)	8,139
6,258	Series 2013-NPL7, Class A1, SUB, 3.625%, 11/25/53 (e)	6,291
2,255	Series 2014-NPL3, Class A2, SUB, 4.750%, 11/25/53 (e)	2,234

SEE NOTES TO FINANCIAL STATEMENTS.

8	J.P. MORGAN FUNDS	APRIL 30, 2014

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Asset-Backed Securities — continued
	United States — continued
	Wells Fargo Home Equity Asset-Backed Securities,
108	Series 2004-2, Class A21B, VAR, 0.572%, 10/25/34	104
2,776	Series 2004-2, Class M1, VAR, 0.752%, 10/25/34	2,554
2,249	Series 2004-2, Class M4, VAR, 1.352%, 10/25/34	2,001
	Wells Fargo Home Equity Asset-Backed Securities Trust,
501	Series 2004-2, Class M8A, VAR, 3.152%, 10/25/34 (e)	432
501	Series 2004-2, Class M8B, VAR, 5.000%, 10/25/34 (e)	454
	Wells Fargo Home Equity Trust Mortgage Pass- Through Certificates,
780	Series 2004-1, Class M2, VAR, 0.782%, 04/25/34	683
1,261	Series 2004-1, Class M4, VAR, 1.302%, 04/25/34	1,011

	Total Asset-Backed Securities (Cost $414,546)	437,261

Collateralized Mortgage Obligations — 4.7%
	Non-Agency CMO — 4.7%
	United States — 4.7%
	Adjustable Rate Mortgage Trust
9,627	Series 2004-2, Class 6A1, VAR, 2.488%, 02/25/35	9,617
9,737	Series 2004-4, Class 4A1, VAR, 2.495%, 03/25/35	9,790
	Alternative Loan Trust
1,127	Series 2004-4CB, Class 1A1, 4.250%, 04/25/34	1,153
375	Series 2004-28CB, Class 4A1, 5.000%, 01/25/20	381
146	Series 2005-50CB, Class 4A1, 5.000%, 11/25/20	145
482	Series 2004-4CB, Class 3A1, 5.000%, 04/25/34	500
2,088	Series 2005-85CB, Class 3A2, 5.250%, 02/25/21	2,000
312	Series 2003-J1, Class 1A2, 5.250%, 10/25/33	321
893	Series 2005-3CB, Class 1A4, 5.250%, 03/25/35	866
2,227	Series 2005-21CB, Class A4, 5.250%, 06/25/35	2,136

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
1,161	Series 2005-J11, Class 5A1, 5.500%, 11/25/20	1,110
503	Series 2007-9T1, Class 3A1, 5.500%, 05/25/22	444
1,019	Series 2005-J6, Class 2A1, 5.500%, 07/25/25	1,041
8,597	Series 2004-32CB, Class 2A5, 5.500%, 02/25/35	8,369
12,520	Series 2005-3CB, Class 1A13, 5.500%, 03/25/35	11,397
11,214	Series 2005-6CB, Class 1A4, 5.500%, 04/25/35	11,033
880	Series 2005-6CB, Class 1A6, 5.500%, 04/25/35	872
3,679	Series 2005-13CB, Class A4, 5.500%, 05/25/35	3,368
10,343	Series 2005-10CB, Class 1A5, 5.500%, 05/25/35	10,106
7,669	Series 2005-10CB, Class 1A8, 5.500%, 05/25/35	7,785
543	Series 2005-20CB, Class 1A1, 5.500%, 07/25/35	494
5,786	Series 2005-23CB, Class A15, 5.500%, 07/25/35	5,595
992	Series 2005-J14, Class A3, 5.500%, 12/25/35	861
7,360	Series 2005-64CB, Class 1A15, 5.500%, 12/25/35	6,850
484	Series 2006-J1, Class 1A13, 5.500%, 02/25/36	436
2,752	Series 2006-4CB, Class 2A5, 5.500%, 04/25/36	2,542
1,689	Series 2006-J3, Class 4A1, 5.750%, 05/25/26	1,488
1,280	Series 2004-28CB, Class 2A4, 5.750%, 01/25/35	1,264
542	Series 2005-J7, Class 2A1, 6.000%, 10/25/17	543
718	Series 2007-25, Class 2A1, 6.000%, 11/25/22	706
2,611	Series 2004-12CB, Class 2A1, 6.000%, 06/25/34	2,754
793	Series 2004-27CB, Class A1, 6.000%, 12/25/34	785
2,468	Series 2004-28CB, Class 6A1, 6.000%, 01/25/35	2,508
9,910	Series 2005-21CB, Class A17, 6.000%, 06/25/35	9,854

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2014	J.P. MORGAN FUNDS	9

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2014 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Collateralized Mortgage Obligations — continued
	United States — continued
1,674	Series 2006-19CB, Class A15, 6.000%, 08/25/36	1,464
760	Series 2006-25CB, Class A2, 6.000%, 10/25/36	674
491	Series 2007-8CB, Class A9, 6.000%, 05/25/37	427
2,069	Series 2005-J3, Class 3A1, 6.500%, 09/25/34	2,060
	Banc of America Alternative Loan Trust
1,642	Series 2005-12, Class 5A1, 5.250%, 01/25/21	1,656
527	Series 2005-3, Class 2A1, 5.500%, 04/25/20	545
494	Series 2005-4, Class 3A1, 5.500%, 05/25/20	507
342	Series 2005-6, Class 7A1, 5.500%, 07/25/20	349
158	Series 2005-6, Class 5A4, 5.500%, 07/25/35	149
1,881	Series 2005-11, Class 4A5, 5.750%, 12/25/35	1,627
34	Series 2006-4, Class 2A1, 6.000%, 05/25/21	34
1,995	Series 2006-4, Class 3CB4, 6.000%, 05/25/46	1,721
1,578	Series 2006-5, Class CB7, 6.000%, 06/25/46	1,334
	Banc of America Funding Trust
873	Series 2007-4, Class 8A1, 5.500%, 11/25/34	847
4,157	Series 2005-6, Class 1A2, 5.500%, 10/25/35	4,090
1,680	Series 2006-2, Class 2A20, 5.750%, 03/25/36	1,654
4,399	Series 2005-7, Class 4A7, 6.000%, 11/25/35	4,547
938	Series 2006-A, Class 1A1, VAR, 2.635%, 02/20/36	938
	Banc of America Mortgage Trust
195	Series 2005-3, Class 2A2, 5.500%, 03/25/35	196
1,207	Series 2007-3, Class 1A1, 6.000%, 09/25/37	1,109
2,423	Series 2004-A, Class 2A2, VAR, 2.682%, 02/25/34	2,407
1,587	Bear Stearns Asset- Backed Securities I Trust, Series 2004-AC5, Class M1, VAR, 1.157%, 10/25/34	1,268

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
689	Bear Stearns Asset- Backed Securities Trust, Series 2003-AC4, Class M1, SUB, 5.658%, 09/25/33	677
	Chase Mortgage Finance Trust
2,945	Series 2006-S3, Class 1A2, 6.000%, 11/25/36	2,538
591	Series 2007-S2, Class 1A8, 6.000%, 03/25/37	531
24,645	Series 2007-A2, Class 3A1, VAR, 2.674%, 07/25/37	24,699
	CHL Mortgage Pass- Through Trust
532	Series 2005-20, Class A7, 5.250%, 12/25/27	512
1,174	Series 2005-5, Class A2, 5.500%, 03/25/35	1,200
429	Series 2007-10, Class A4, 5.500%, 07/25/37	374
493	Series 2006-J2, Class 1A1, 6.000%, 04/25/36	469
4,725	Series 2006-10, Class 1A16, 6.000%, 05/25/36	4,365
1,400	Series 2006-17, Class A2, 6.000%, 12/25/36	1,271
9,051	Series 2006-18, Class 2A4, 6.000%, 12/25/36	8,285
3,668	Series 2007-3, Class A18, 6.000%, 04/25/37	3,342
1,175	Series 2007-13, Class A4, 6.000%, 08/25/37	1,105
241	Series 2006-15, Class A1, 6.250%, 10/25/36	218
1,444	Series 2007-18, Class 2A1, 6.500%, 11/25/37	1,225
2,149	Series 2004-25, Class 2A1, VAR, 0.492%, 02/25/35	1,906
461	Series 2003-27, Class A1, VAR, 2.742%, 06/25/33	453
2,198	Citicorp Mortgage Securities Trust, Series 2007-4, Class 1A9, 6.000%, 05/25/37	1,973
	Citigroup Mortgage Loan Trust
3,789	Series 2005-9, Class 2A2, 5.500%, 11/25/35	3,724
1,830	Series 2005-11, Class A2A, VAR, 2.530%, 10/25/35	1,811
76	CitiMortgage Alternative Loan Trust, Series 2006-A1, Class 2A1, 5.250%, 03/25/21	77
	Credit Suisse First Boston Mortgage Securities Corp.
204	Series 2005-10, Class 12A1, 5.250%, 11/25/20	205

SEE NOTES TO FINANCIAL STATEMENTS.

10	J.P. MORGAN FUNDS	APRIL 30, 2014

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Collateralized Mortgage Obligations — continued
	United States — continued
9,967	Series 2005-2, Class 1A2, 5.250%, 01/25/28	10,191
6,113	Series 2005-10, Class 11A1, 5.500%, 11/25/20	6,206
13,575	Series 2004-4, Class 4A1, 5.500%, 08/25/34	14,450
2,043	Series 2005-4, Class 3A17, 5.500%, 06/25/35	2,096
936	Series 2005-10, Class 5A3, 5.500%, 11/25/35	819
4,834	Series 2004-AR6, Class 7A1, VAR, 2.518%, 10/25/34	4,943
2,306	Series 2004-AR5, Class 6A1, VAR, 2.519%, 06/25/34	2,322
7,665	Series 2004-AR4, Class 4A1, VAR, 2.573%, 05/25/34	7,746
	CSMC Mortgage-Backed Trust
510	Series 2007-3, Class 4A5, 5.000%, 04/25/37	474
2,134	Series 2007-2, Class 3A13, 5.500%, 03/25/37	2,052
183	Series 2006-8, Class 5A1, VAR, 5.712%, 10/25/26	158
223	Deutsche Alt-A Securities, Inc. Mortgage Loan Trust, Series 2005-2, Class 2A1, VAR, 0.452%, 03/25/20	207
880	Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes, Series 2014-DN2, Class M3, VAR, 3.752%, 04/25/24	907
	First Horizon Alternative Mortgage Securities Trust
410	Series 2005-FA1, Class 1A4, 5.500%, 03/25/35	414
2,006	Series 2006-FA6, Class 3A1, 5.750%, 11/25/21	1,990
	First Horizon Mortgage Pass-Through Trust
65	Series 2005-8, Class 2A1, 5.250%, 02/25/21	65
7,770	Series 2005-5, Class 1A6, 5.500%, 10/25/35	7,716
1,605	Series 2006-2, Class 1A3, 6.000%, 08/25/36	1,557
1,133	Series 2006-3, Class 1A13, 6.250%, 11/25/36	1,158
	GMACM Mortgage Loan Trust
548	Series 2005-AR1, Class 3A, VAR, 2.954%, 03/18/35	535
2,007	Series 2004-AR2, Class 3A, VAR, 3.128%, 08/19/34	1,949

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
	GSR Mortgage Loan Trust
1,401	Series 2006-9F, Class 8A1, 5.500%, 08/25/21	1,375
677	Series 2004-15F, Class 1A2, 5.500%, 12/25/34	725
942	Series 2005-1F, Class 2A3, 6.000%, 02/25/35	971
2,583	Series 2006-1F, Class 2A16, 6.000%, 02/25/36	2,477
4,183	Series 2006-1F, Class 2A9, 6.000%, 02/25/36	4,011
1,550	Series 2007-1F, Class 3A13, 6.000%, 01/25/37	1,446
393	Series 2005-AR3, Class 6A1, VAR, 2.619%, 05/25/35	362
706	HarborView Mortgage Loan Trust, Series 2005-11, Class 2A1A, VAR, 0.462%, 08/19/45	641
	Impac CMB Trust
2,750	Series 2004-5, Class 1A1, VAR, 0.872%, 10/25/34	2,652
2,202	Series 2004-9, Class 1A1, VAR, 0.912%, 01/25/35	1,985
1,002	Series 2004-5, Class 1M2, VAR, 1.022%, 10/25/34	912
1,872	Series 2004-7, Class 1A2, VAR, 1.072%, 11/25/34	1,715
2,366	IndyMac Index Mortgage Loan Trust, Series 2005- AR14, Class 2A1A, VAR, 0.452%, 07/25/35	2,068
	JP Morgan Mortgage Trust
541	Series 2006-S2, Class 2A1, 5.000%, 06/25/21	534
489	Series 2006-S3, Class 2A4, 5.500%, 08/25/21	488
392	Series 2007-S3, Class 2A3, 6.000%, 08/25/22	391
504	Series 2004-A6, Class 1A1, VAR, 2.407%, 12/25/34	493
1,398	Series 2005-A3, Class 6A6, VAR, 2.562%, 06/25/35	1,410
924	Series 2007-A1, Class 2A2, VAR, 2.618%, 07/25/35	927
632	Series 2005-A8, Class 1A1, VAR, 5.074%, 11/25/35	606
3,336	Lehman Mortgage Trust, Series 2005-2, Class 2A5, 5.500%, 12/25/35	3,096
	Lehman XS Trust
10,219	Series 2005-7N, Class 1A1A, VAR, 0.422%, 12/25/35	9,087

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2014	J.P. MORGAN FUNDS	11

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2014 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Collateralized Mortgage Obligations — continued
	United States — continued
14,343	Series 2005-5N, Class 3A1A, VAR, 0.452%, 11/25/35	12,502
	MASTR Alternative Loan Trust
2,170	Series 2006-3, Class 3A1, 5.500%, 06/25/21	2,030
1,361	Series 2005-3, Class 1A1, 5.500%, 04/25/35	1,385
2,118	Series 2005-6, Class 1A2, 5.500%, 12/25/35	1,865
659	Series 2005-5, Class 3A1, 5.750%, 08/25/35	586
3,750	Series 2004-12, Class 3A1, 6.000%, 12/25/34	3,965
	Merrill Lynch Mortgage Investors Trust
957	Series 2006-AF2, Class AF2, 6.250%, 10/25/36	884
439	Series 2005-1, Class 2A1, VAR, 2.127%, 04/25/35	414
	Morgan Stanley Mortgage Loan Trust
447	Series 2005-4, Class 1A, 5.000%, 08/25/35	454
1,058	Series 2006-2, Class 1A, 5.250%, 02/25/21	1,019
1,211	Series 2004-8AR, Class 4A1, VAR, 2.456%, 10/25/34	1,188
1,725	Series 2004-9, Class 1A, VAR, 5.644%, 11/25/34	1,714
406	Nomura Asset Acceptance Corp. Alternative Loan Trust, Series 2005-WF1, Class 2A5, SUB, 5.159%, 03/25/35	416
	RALI Trust
218	Series 2003-QS20, Class CB, 5.000%, 11/25/18	223
5,518	Series 2005-QS6, Class A1, 5.000%, 05/25/35	5,197
364	Series 2005-QS2, Class A1, 5.500%, 02/25/35	362
222	Series 2006-QS18, Class 3A1, 5.750%, 12/25/21	215
2,546	Series 2005-QS17, Class A3, 6.000%, 12/25/35	2,221
4,813	Series 2006-QS4, Class A2, 6.000%, 04/25/36	3,982
1,005	Series 2004-QS15, Class A2, VAR, 0.552%, 11/25/34	958
4,460	Series 2004-QA3, Class CB2, VAR, 3.682%, 08/25/34	4,578
	Residential Asset Securitization Trust
810	Series 2004-A6, Class A1, 5.000%, 08/25/19	832

PRINCIPAL AMOUNT		SECURITY DESCRIPTION	VALUE

		United States — continued
1,001		Series 2004-A8, Class A1, 5.250%, 11/25/34	1,041
6,607		Series 2005-A3, Class A2, 5.500%, 04/25/35	5,939
320		Series 2005-A14, Class A1, 5.500%, 12/25/35	294
4,329		Series 2005-A8CB, Class A11, 6.000%, 07/25/35	4,077
		RFMSI Trust
1,352		Series 2005-S1, Class 2A1, 4.750%, 02/25/20	1,386
460		Series 2006-S10, Class 2A1, 5.500%, 10/25/21	475
441		Series 2005-S7, Class A6, 5.500%, 11/25/35	449
126		Series 2006-S12, Class 2A2, 6.000%, 12/25/36	125
3,018		Structured Asset Mortgage Investments II Trust, Series 2005-AR7, Class 5A1, VAR, 1.586%, 03/25/46	2,510
		Structured Asset Securities Corp. Mortgage Pass-Through Certificates
12,094		Series 2004-10, Class 1A1, VAR, 5.430%, 06/25/34	12,543
1,256		Series 2003-35, Class B1, VAR, 5.564%, 12/25/33	1,041
1,159		Structured Asset Securities Corp. Trust, Series 2005-6, Class 2A3, 5.500%, 05/25/35	1,193
—	(h)	Vericrest Opportunity Loan Transferee LLC, 4.250%, 08/25/58	—	(h)
		WaMu Mortgage Pass- Through Certificates Trust
102		Series 2005-AR15, Class A1A1, VAR, 0.412%, 11/25/45	94
2,245		Series 2005-AR16, Class 1A1, VAR, 2.358%, 12/25/35	2,127
256		Series 2005-AR18, Class 1A3A, VAR, 2.374%, 01/25/36	251
3,050		Series 2005-AR5, Class A6, VAR, 2.397%, 05/25/35	2,943
4,215		Series 2004-AR11, Class A, VAR, 2.433%, 10/25/34	4,241
2,198		Washington Mutual Alternative Mortgage Pass-Through Certificates, Series 2006-3, Class 5A2, 5.500%, 03/25/21	2,112
		Washington Mutual Mortgage Pass-Through Certificates WMALT Trust
3,973		Series 2005-1, Class 1A3, 5.500%, 03/25/35	3,869

SEE NOTES TO FINANCIAL STATEMENTS.

12	J.P. MORGAN FUNDS	APRIL 30, 2014

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Collateralized Mortgage Obligations — continued
	United States — continued
1,612	Series 2005-4, Class CB7, 5.500%, 06/25/35	1,501
2,612	Series 2005-10, Class 4CB1, 5.750%, 12/25/35	2,427
3,518	Series 2007-1, Class 2A1, 6.000%, 01/25/22	3,425
505	Series 2006-5, Class 2CB5, 6.500%, 07/25/36	396
	Wells Fargo Mortgage-Backed Securities Trust
2,714	Series 2006-5, Class 1A5, 5.250%, 04/25/36	2,796
84	Series 2007-5, Class 2A3, 5.500%, 05/25/22	85
800	Series 2005-10, Class A2, 5.500%, 10/25/35	849
27	Series 2007-12, Class A13, 5.500%, 09/25/37	27
4,390	Series 2006-4, Class 1A9, 5.750%, 04/25/36	4,548
905	Series 2007-2, Class 1A13, 6.000%, 03/25/37	860
1,600	Series 2007-15, Class A1, 6.000%, 11/25/37	1,612
3,158	Series 2005-AR10, Class 1A1, VAR, 2.614%, 06/25/35	3,220
1,044	Series 2005-AR4, Class 2A2, VAR, 2.614%, 04/25/35	1,062
4,309	Series 2005-AR5, Class 1A1, VAR, 2.615%, 04/25/35	4,273
5,136	Series 2006-AR6, Class 5A1, VAR, 2.615%, 03/25/36	5,080
1,171	Series 2004-Q, Class 1A2, VAR, 2.615%, 09/25/34	1,187
688	Series 2004-DD, Class 2A6, VAR, 2.615%, 01/25/35	681
15,306	Series 2004-DD, Class 1A1, VAR, 2.615%, 01/25/35	15,370
6,135	Series 2005-AR8, Class 1A1, VAR, 2.616%, 06/25/35	6,262
756	Series 2005-AR16, Class 7A1, VAR, 5.189%, 10/25/35	753
946	Series 2006-AR19, Class A3, VAR, 5.433%, 12/25/36	953

	Total Collateralized Mortgage Obligations (Cost $453,401)	467,071

SHARES	SECURITY DESCRIPTION	VALUE
Common Stocks — 48.3%
	Australia — 1.5%
942	Australia & New Zealand Banking Group Ltd. (m)	30,290
11,229	Dexus Property Group (m)	11,880
8,362	Goodman Group (m)	38,839
5,260	Mirvac Group (m)	8,584
5,263	Transurban Group (m)	35,543
2,562	Westfield Group (m)	26,142

		151,278

	Austria — 0.0% (g)
33	BUWOG AG (a)	611
934	IMMOFINANZ AG (a)	3,464

		4,075

	Belgium — 0.4%
86	Ageas (a)	3,685
117	Belgacom S.A.	3,577
27	Groupe Bruxelles Lambert S.A.	2,722
141	Solvay S.A. (m)	22,791
59	Telenet Group Holding N.V.	3,467
53	Warehouses De Pauw S.C.A. (a) (m)	4,084

		40,326

	Bermuda — 0.1%
122	Validus Holdings Ltd.	4,529

	Brazil — 0.9%
438	AES Tiete S.A. (m)	2,868
4,492	AMBEV S.A., ADR (m)	32,566
1,375	Banco do Brasil S.A. (m)	14,486
652	CCR S.A. (m)	5,113
737	Cielo S.A. (m)	12,853
322	Embraer S.A., ADR (m)	11,068
612	Tractebel Energia S.A. (m)	8,991

		87,945

	Canada — 0.6%
168	Allied Properties Real Estate Investment Trust (m)	5,228
201	Artis Real Estate Investment Trust (m)	2,923
514	Bank of Montreal (m)	35,406
265	Canadian Apartment Properties REIT (m)	5,083
53	Canadian Real Estate Investment Trust (m)	2,189
121	Dundee Real Estate Investment Trust, Class A (m)	3,175
123	H&R Real Estate Investment Trust (m)	2,590
246	RioCan Real Estate Investment Trust (m)	6,117

		62,711

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2014	J.P. MORGAN FUNDS	13

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2014 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE
Common Stocks — continued
	China — 1.0%
26,869	Bank of China Ltd., Class H (m)	11,838
14,983	China Construction Bank Corp., Class H (m)	10,374
3,824	China Shenhua Energy Co., Ltd., Class H (m)	10,384
5,486	CNOOC Ltd. (m)	9,067
16,892	Industrial & Commercial Bank of China Ltd., Class H (m)	10,093
2,944	Jiangsu Expressway Co., Ltd., Class H (m)	3,317
2,127	MGM China Holdings Ltd. (m)	7,433
9,181	Wynn Macau Ltd. (m)	36,335
3,414	Zhejiang Expressway Co., Ltd., Class H (m)	2,954

		101,795

	Denmark — 0.5%
33	ISS A/S (a)	1,133
4,475	TDC A/S (m)	42,001
35	Tryg A/S	3,354

		46,488

	Finland — 0.7%
128	Elisa OYJ	3,814
164	Fortum OYJ	3,698
95	Neste Oil OYJ	1,942
102	Orion OYJ, Class B	3,107
87	Sampo OYJ, Class A	4,319
227	Stora Enso OYJ, Class R	2,318
1,355	Technopolis OYJ (m)	8,248
2,278	UPM-Kymmene OYJ (m)	39,905

		67,351

	France — 3.2%
1,557	AXA S.A. (m)	40,628
534	BNP Paribas S.A. (m)	40,108
20	Casino Guichard Perrachon S.A. (a)	2,512
163	CNP Assurances (a)	3,758
532	Electricite de France S.A. (m)	20,425
40	Gaztransport Et Technigaz S.A. (a)	2,799
1,391	GDF Suez (m)	35,058
90	ICADE (a) (m)	9,137
92	Lagardere S.C.A	3,860
321	Orange S.A.	5,205
301	Schneider Electric S.A. (m)	28,253
98	SCOR SE (a)	3,597
57	Societe Generale S.A.	3,576
182	Suez Environnement Co.	3,570
144	Total S.A.	10,284
223	Unibail-Rodamco SE (m)	60,171

SHARES	SECURITY DESCRIPTION	VALUE

	France — continued
207	Veolia Environnement S.A.	3,871
488	Vinci S.A. (m)	36,811
171	Vivendi S.A.	4,593

		318,216

	Germany — 2.0%
39	Allianz SE	6,864
661	Alstria Office REIT-AG (a) (m)	9,124
25	Axel Springer SE	1,508
434	BASF SE (a) (m)	50,307
564	Daimler AG (m)	52,483
626	Deutsche Post AG (m)	23,631
2,768	Deutsche Telekom AG (m)	46,500
41	Hannover Rueck SE	3,784
19	Muenchener Rueckversicherungs AG (a)	4,442
76	ProSiebenSat.1 Media AG	3,328

		201,971

	Hong Kong — 0.8%
1,118	China Mobile Ltd. (m)	10,637
607	Hang Seng Bank Ltd. (m)	9,907
1,982	Hutchison Whampoa Ltd. (m)	27,192
1,823	Link REIT (The) (m)	9,076
1,493	New World Development Co., Ltd. (m)	1,545
2,862	SJM Holdings Ltd. (m)	7,962
407	VTech Holdings Ltd. (m)	5,614
705	Wharf Holdings Ltd. (m)	4,949

		76,882

	Hungary — 0.0% (g)
55	OTP Bank plc (m)	1,042

	India — 0.1%
2,629	Coal India Ltd. (m)	12,740

	Indonesia — 0.2%
1,600	Indo Tambangraya Megah Tbk PT (m)	3,537
14,968	Perusahaan Gas Negara Persero Tbk PT (m)	6,913
62,839	Telekomunikasi Indonesia Persero Tbk PT (m)	12,351

		22,801

	Ireland — 0.4%
535	Accenture plc, Class A (m)	42,943

	Italy — 0.6%
102	Atlantia S.p.A.	2,658
1,900	Eni S.p.A. (m)	49,220
666	Snam S.p.A.	4,009
423	Terna Rete Elettrica Nazionale S.p.A.	2,293

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN FUNDS	APRIL 30, 2014

SHARES	SECURITY DESCRIPTION	VALUE
Common Stocks — continued
	Italy — continued
889	UnipolSai S.p.A. (a)	3,270

		61,450

	Japan — 2.5%
4	GLP J-Reit (m)	3,822
435	Japan Airlines Co., Ltd. (m)	22,540
2	Japan Logistics Fund, Inc. (m)	3,724
1	Japan Real Estate Investment Corp. (m)	3,149
1,328	Japan Tobacco, Inc. (m)	43,646
1	Kenedix Realty Investment Corp. (m)	3,727
156	Mitsubishi Estate Co., Ltd. (m)	3,540
227	Mitsui Fudosan Co., Ltd. (m)	6,719
3	Nippon Prologis REIT, Inc. (m)	6,671
4	Orix JREIT, Inc. (m)	5,253
866	Seven & I Holdings Co., Ltd. (m)	34,177
1,267	Sumitomo Mitsui Financial Group, Inc. (m)	50,065
1,009	Toyota Motor Corp. (m)	54,514
1	United Urban Investment Corp. (m)	2,166

		243,713

	Luxembourg — 0.1%
31	RTL Group S.A.	3,418
66	SES S.A.	2,497

		5,915

	Malaysia — 0.0% (g)
1,291	Lafarge Malaysia Bhd (m)	3,594

	Mexico — 0.1%
3,172	Kimberly-Clark de Mexico S.A.B. de C.V., Class A (m)	8,245

	Netherlands — 1.2%
136	Delta Lloyd N.V.	3,567
132	Koninklijke Ahold N.V.	2,549
56	Koninklijke Philips N.V.	1,794
1,932	Royal Dutch Shell plc, Class A (m)	76,393
357	Royal Dutch Shell plc, Class B	15,170
229	Vastned Retail N.V. (m)	11,806
49	Wereldhave N.V. (m)	4,095

		115,374

	Norway — 0.6%
176	Gjensidige Forsikring ASA	3,248
1,102	Statoil ASA (m)	33,609
1,001	Telenor ASA (m)	23,523
53	Yara International ASA	2,521

		62,901

SHARES	SECURITY DESCRIPTION	VALUE

	Poland — 0.1%
79	Powszechny Zaklad Ubezpieczen S.A. (m)	11,172

	Portugal — 0.1%
910	EDP - Energias de Portugal S.A.	4,421

	Qatar — 0.1%
234	Industries Qatar QSC (m)	11,441

	Russia — 0.5%
199	Lukoil OAO, ADR (m)	10,530
578	MMC Norilsk Nickel OJSC, ADR	10,445
654	Mobile Telesystems OJSC, ADR (m)	10,961
492	Phosagro OAO, Reg. S, GDR (m)	5,731
1,405	Sberbank of Russia, ADR (a) (m)	11,836

		49,503

	Singapore — 0.7%
1,849	Ascendas Real Estate Investment Trust (m)	3,384
4,220	CapitaCommercial Trust (m)	5,400
1,695	CapitaLand Ltd. (m)	4,338
1,825	CapitaMalls Asia Ltd. (m)	3,216
2,163	Global Logistic Properties Ltd. (m)	4,930
11,624	Hutchison Port Holdings Trust, Class U (m)	7,911
13,473	Singapore Telecommunications Ltd. (m)	41,269

		70,448

	South Africa — 0.7%
1,008	AVI Ltd. (m)	5,563
723	Barclays Africa Group Ltd. (m)	10,588
518	Bidvest Group Ltd. (m)	14,233
878	Foschini Group Ltd. (The) (m)	9,069
636	Imperial Holdings Ltd. (m)	11,857
551	MTN Group Ltd. (m)	11,050
210	Sasol Ltd. (m)	11,747

		74,107

	South Korea — 0.5%
354	Kangwon Land, Inc. (m)	10,241
137	KT&G Corp. (m)	11,009
1,135	SK Telecom Co., Ltd., ADR (m)	26,203
108	S-Oil Corp. (m)	6,297

		53,750

	Spain — 0.3%
112	Abertis Infraestructuras S.A.	2,528
86	ACS Actividades de Construccion y Servicios S.A.	3,697
71	Enagas S.A.	2,185
119	Ferrovial S.A.	2,647
114	Gas Natural SDG S.A.	3,283

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2014	J.P. MORGAN FUNDS	15

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2014 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE
Common Stocks — continued
	Spain — continued
718	Iberdrola S.A.	5,015
525	Mapfre S.A.	2,215
48	Red Electrica Corp. S.A.	3,981
110	Repsol S.A.	2,951

		28,502

	Sweden — 0.8%
1,027	Electrolux AB, Series B (m)	28,550
51	Hennes & Mauritz AB, Class B	2,086
49	Investor AB, Class B (a)	1,913
354	Nordea Bank AB	5,134
287	Securitas AB, Class B	3,474
297	Skandinaviska Enskilda Banken AB, Class A	4,097
152	Skanska AB, Class B	3,490
85	Svenska Handelsbanken AB, Class A	4,260
1,015	Swedbank AB, Class A (m)	27,168
13	Swedish Match AB (a)	463
260	Tele2 AB, Class B	3,327

		83,962

	Switzerland — 1.9%
30	Baloise Holding AG	3,597
5	Banque Cantonale Vaudoise (a)	3,253
49	Cembra Money Bank AG (a)	3,438
1	Givaudan S.A. (a)	1,185
491	Novartis AG (m)	42,645
181	Roche Holding AG (m)	53,096
466	Swiss Re AG (a) (m)	40,773
3	Swisscom AG	1,982
37	Transocean Ltd.	1,588
1,372	UBS AG (a) (m)	28,704
18	Zurich Insurance Group AG (a)	5,196

		185,457

	Taiwan — 1.2%
462	Asustek Computer, Inc. (m)	4,777
2,551	Delta Electronics, Inc. (m)	15,662
2,135	Far EasTone Telecommunications Co., Ltd. (m)	4,616
1,586	Novatek Microelectronics Corp. (m)	7,352
1,278	President Chain Store Corp. (m)	9,510
4,991	Quanta Computer, Inc. (m)	13,694
1,692	Radiant Opto-Electronics Corp. (m)	6,822
19,226	Siliconware Precision Industries Co. (m)	28,488
678	Simplo Technology Co., Ltd. (m)	3,532
3,393	Taiwan Mobile Co., Ltd. (m)	10,953
684	Taiwan Semiconductor Manufacturing Co., Ltd., ADR (m)	13,747

SHARES	SECURITY DESCRIPTION	VALUE

	Taiwan — continued
1,774	Tripod Technology Corp. (m)	3,497

		122,650

	Thailand — 0.3%
1,994	Advanced Info Service PCL (m)	14,953
1,905	Bangkok Expressway PCL (m)	2,019
930	Siam Cement PCL (The), NVDR (m)	12,490

		29,462

	Turkey — 0.4%
1,242	Arcelik A.S. (m)	7,677
3,413	Eregli Demir ve Celik Fabrikalari TAS (m)	4,749
1,263	Tofas Turk Otomobil Fabrikasi A.S. (m)	7,751
508	Tupras Turkiye Petrol Rafinerileri A.S. (m)	11,486
1,783	Turk Telekomunikasyon A.S. (m)	5,366

		37,029

	United Arab Emirates — 0.1%
1,567	First Gulf Bank PJSC (m)	7,405

	United Kingdom — 5.1%
147	Admiral Group plc	3,472
194	Anglo American plc	5,186
839	AstraZeneca plc (m)	66,196
4,166	Aviva plc (m)	37,127
199	BHP Billiton plc	6,464
1,244	BP plc	10,499
138	British American Tobacco plc	7,941
1,863	British Land Co. plc (m)	21,764
2,398	British Sky Broadcasting Group plc (m)	35,633
7,713	Direct Line Insurance Group plc (m)	32,632
2,101	GlaxoSmithKline plc (m)	58,046
1,826	Hammerson plc (m)	17,624
1,254	Helical Bar plc (m)	7,688
3,090	HSBC Holdings plc (m)	31,572
143	IMI plc	3,621
120	Imperial Tobacco Group plc	5,175
537	ITV plc	1,653
1,179	Legal & General Group plc	4,221
520	Marks & Spencer Group plc	3,884
399	National Grid plc	5,671
20	Next plc	2,152
1,602	Persimmon plc (a) (m)	35,557
713	Resolution Ltd.	3,599
118	Rio Tinto plc	6,442
4,124	Safestore Holdings plc (m)	16,032
1,957	Segro plc (m)	11,584

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN FUNDS	APRIL 30, 2014

SHARES	SECURITY DESCRIPTION	VALUE
Common Stocks — continued
	United Kingdom — continued
172	SSE plc	4,433
607	Standard Life plc	3,922
234	TUI Travel plc	1,691
187	United Utilities Group plc	2,521
14,329	Vodafone Group plc (m)	54,403

		508,405

	United States — 18.0%
116	3M Co.	16,092
184	AbbVie, Inc.	9,587
49	Air Products & Chemicals, Inc.	5,813
224	Analog Devices, Inc.	11,506
2,355	Applied Materials, Inc. (m)	44,879
70	Arthur J. Gallagher & Co.	3,145
79	Automatic Data Processing, Inc.	6,171
82	AvalonBay Communities, Inc. (m)	11,156
173	BB&T Corp.	6,475
82	Boston Properties, Inc. (m)	9,547
207	Brandywine Realty Trust (m)	3,006
969	Bristol-Myers Squibb Co. (m)	48,518
671	CenterPoint Energy, Inc. (m)	16,624
104	Chevron Corp.	12,993
131	Cincinnati Financial Corp.	6,380
141	Cinemark Holdings, Inc.	4,181
1,616	Cisco Systems, Inc. (m)	37,341
693	CME Group, Inc. (m)	48,750
214	CMS Energy Corp.	6,487
309	Coca-Cola Co. (The)	12,613
528	Comcast Corp., Class A (m)	27,332
1,243	ConocoPhillips (m)	92,403
1	Constar International, Inc., ADR (a) (i)	—
157	Corporate Office Properties Trust (m)	4,197
38	Cullen/Frost Bankers, Inc.	2,899
380	DDR Corp. (m)	6,531
344	DiamondRock Hospitality Co. (m)	4,215
79	Digital Realty Trust, Inc. (m)	4,203
376	Dominion Resources, Inc. (m)	27,283
730	Dow Chemical Co. (The) (m)	36,439
81	DTE Energy Co.	6,343
358	Duke Realty Corp. (m)	6,274
10	Dynegy, Inc. (a)	284
54	Edison International	3,027
22	Education Realty Trust, Inc. (m)	227
334	Equity One, Inc. (m)	7,520
82	Extra Space Storage, Inc. (m)	4,291

SHARES		SECURITY DESCRIPTION	VALUE

		United States — continued
116		Fidelity National Information Services, Inc.	6,213
809		Freeport-McMoRan Copper & Gold, Inc. (m)	27,800
147		Gap, Inc. (The)	5,758
330		General Growth Properties, Inc. (m)	7,582
—	(h)	General Maritime Corp. (a) (i)	6
18		General Motors Co.	615
69		Health Care REIT, Inc. (m)	4,378
156		Healthcare Realty Trust, Inc. (m)	3,918
85		Hershey Co. (The)	8,165
146		Highwoods Properties, Inc. (m)	5,895
819		Home Depot, Inc. (The) (m)	65,108
52		Honeywell International, Inc.	4,875
130		Illinois Tool Works, Inc.	11,067
752		Johnson & Johnson (m)	76,201
72		Kilroy Realty Corp. (m)	4,295
475		KLA-Tencor Corp. (m)	30,422
162		L Brands, Inc.	8,754
187		LaSalle Hotel Properties (m)	6,199
191		Liberty Property Trust (m)	7,151
816		Lorillard, Inc. (m)	48,465
43		M&T Bank Corp.	5,252
88		Macerich Co. (The) (m)	5,738
48		Marathon Petroleum Corp.	4,433
708		Masco Corp. (m)	14,228
200		McDonald’s Corp. (m)	20,234
1,295		Merck & Co., Inc. (m)	75,813
485		MetLife, Inc. (m)	25,393
2,385		Microsoft Corp. (m)	96,344
123		Mid-America Apartment Communities, Inc. (m)	8,595
466		Molson Coors Brewing Co., Class B (m)	27,918
253		Mondelez International, Inc., Class A	9,002
152		National Retail Properties, Inc. (m)	5,171
3		Neebo, Inc. (a) (i)	25
—	(h)	New Cotai LLC/New Cotai Capital Corp., Class B, ADR (a) (i)	82
18		New Holdco (a) (i)	1,548
385		NextEra Energy, Inc. (m)	38,407
341		NiSource, Inc.	12,375
104		Northern Trust Corp.	6,293
68		Occidental Petroleum Corp.	6,502
113		Omnicom Group, Inc.	7,624
650		PACCAR, Inc. (m)	41,608
589		Pfizer, Inc.	18,418
129		Philip Morris International, Inc.	11,048

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2014	J.P. MORGAN FUNDS	17

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2014 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE
Common Stocks — continued
	United States — continued
135	PNC Financial Services Group, Inc. (The)	11,360
45	PPG Industries, Inc.	8,696
169	Procter & Gamble Co. (The)	13,944
148	Prologis, Inc. (m)	6,005
353	QUALCOMM, Inc. (m)	27,791
75	Realty Income Corp. (m)	3,276
139	Select Income REIT (m)	4,288
321	Sempra Energy (m)	31,642
35	Simon Property Group, Inc. (m)	6,120
31	Snap-on, Inc.	3,624
3	Somerset Cayuga Holding Co., Inc. (a) (i)	81
123	T. Rowe Price Group, Inc.	10,086
172	Texas Instruments, Inc.	7,809
44	Time Warner Cable, Inc.	6,246
970	Time Warner, Inc. (m)	64,489
162	Travelers Cos., Inc. (The)	14,672
911	U.S. Bancorp (m)	37,137
3	U.S. Concrete, Inc. (a)	82
229	United Technologies Corp. (m)	27,100
65	Ventas, Inc. (m)	4,279
1,627	Verizon Communications, Inc. (m)	76,161
39	Vornado Realty Trust (m)	4,012
1,548	Wells Fargo & Co. (m)	76,819
179	Williams Cos., Inc. (The)	7,546
95	Williams-Sonoma, Inc.	5,978

		1,788,893

	Total Common Stocks (Cost $4,248,836)	4,810,892

PRINCIPAL/UNIT AMOUNT
Convertible Bonds — 2.0%
	Belgium — 0.0% (g)
EUR 17	Nyrstar N.V., 7.000%, 07/10/14	2,370

	Canada — 0.0% (g)
3,843	Detour Gold Corp., 5.500%, 11/30/17	3,641

	Cayman Islands — 0.2%
6,100	Agile Property Holdings Ltd., 4.000%, 04/28/16	6,100
3,600	China Hongqiao Group Ltd., Reg. S, 6.500%, 04/10/17	3,833
4,800	China Overseas Finance Investment Cayman IV Ltd., Zero Coupon, 02/04/21	4,790
3,900	Polarcus Ltd., 2.875%, 04/27/16 (e)	3,795

		18,518

PRINCIPAL/UNIT AMOUNT	SECURITY DESCRIPTION	VALUE

	France — 0.1%
EUR10	AXA S.A., 3.750%, 01/01/17	3,692
EUR29	Nexans S.A., 2.500%, 01/01/19	3,103

		6,795

	Hungary — 0.1%
EUR46	Magyar Nemzeti Vagyonkezelo Zrt, 3.375%, 04/02/19	6,624

	India — 0.0% (g)
1,500	Sesa Sterlite Ltd., Reg. S, 5.000%, 10/31/14	1,501
3,649	Sterlite Industries India Ltd., 4.000%, 10/30/14	3,649

		5,150

	Luxembourg — 0.1%
EUR 24	Kloeckner & Co. Financial Services S.A., Reg. S, 2.500%, 12/22/17	3,233
5,600	Subsea 7 S.A., 1.000%, 10/05/17	5,681

		8,914

	Netherlands — 0.0%
EUR 10	Amorim Energia B.V., 3.375%, 06/03/18	1,561

	Singapore — 0.1%
SGD 12,750	CapitaLand Ltd., Reg. S, 1.850%, 06/19/20	9,605

	Spain — 0.2%
EUR 64	Abengoa S.A., 4.500%, 02/03/17	9,456
EUR 41	CaixaBank S.A., 4.500%, 11/22/16	5,937
EUR 43	OHL Investments S.A., 4.000%, 04/25/18	6,257

		21,650

	United Kingdom — 0.2%
8,400	Holdgrove Ltd., Reg. S, 1.000%, 09/24/17	8,127
3,800	Newford Capital Ltd., Zero Coupon, 05/12/16	3,998
3,100	Salamander Energy plc, 5.000%, 03/30/15	3,089

		15,214

	United States — 1.0%
1,695	American Realty Capital Properties, Inc., 3.750%, 12/15/20	1,803
5,939	Annaly Capital Management, Inc., 5.000%, 05/15/15	6,106
	Ares Capital Corp.,
4,742	4.375%, 01/15/19 (e)	5,039
1,896	4.750%, 01/15/18	2,026
4,095	4.875%, 03/15/17	4,361
	Chesapeake Energy Corp.,
3,818	2.250%, 12/15/38	3,608
6,514	2.500%, 05/15/37	6,701
	Colony Financial, Inc.,
720	3.875%, 01/15/21	745
6,047	5.000%, 04/15/23	6,380

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN FUNDS	APRIL 30, 2014

PRINCIPAL/UNIT AMOUNT	SECURITY DESCRIPTION	VALUE
Convertible Bonds — continued
	United States — continued
3,500	Hologic, Inc., SUB, 0.000%, 12/15/43	3,699
1,700	IAS Operating Partnership LP, 5.000%, 03/15/18 (e)	1,655
8,360	Intel Corp., 2.950%, 12/15/35	9,928
3,725	Liberty Media Corp., 1.375%, 10/15/23 (e)	3,595
	Meritor, Inc.,
640	7.875%, 03/01/26	974
3,198	SUB, 4.000%, 02/15/27	3,264
2,666	Micron Technology, Inc., 3.000%, 11/15/43	3,076
2,730	NRG Yield, Inc., 3.500%, 02/01/19 (e)	2,902
5,271	Peabody Energy Corp., 4.750%, 12/15/41	4,174
	Prospect Capital Corp.,
5,297	5.750%, 03/15/18	5,621
3,780	5.875%, 01/15/19	3,988
60	Real Mex Restaurants, Inc., 1.120%, 03/21/18 (i)	—
5,000	Redwood Trust, Inc., 4.625%, 04/15/18	5,394
6,610	Royal Gold, Inc., 2.875%, 06/15/19	6,812
2,200	RTI International Metals, Inc., 1.625%, 10/15/19	2,212
1,528	SEACOR Holdings, Inc., 3.000%, 11/15/28 (e)	1,509
159	Somerset Cayuga Holding Co., Inc., PIK, 20.000%, 06/15/17 (e) (i)	389

		95,961

	Total Convertible Bonds (Cost $188,918)	196,003

Corporate Bonds — 26.4%
	Australia — 0.2%
1,053	Ausdrill Finance Pty Ltd., 6.875%, 11/01/19 (e)	969
564	BlueScope Steel Finance Ltd./BlueScope Steel Finance USA LLC, 7.125%, 05/01/18 (e)	606
	FMG Resources August 2006 Pty Ltd.,
200	6.000%, 04/01/17 (e)	210
925	6.875%, 02/01/18 (e)	976
3,212	6.875%, 04/01/22 (e)	3,437
12,153	8.250%, 11/01/19 (e)	13,429
1,560	Nufarm Australia Ltd., 6.375%, 10/15/19 (e)	1,611

		21,238

	Austria — 0.0% (g)
2,350	JBS Investments GmbH, Reg. S, 7.750%, 10/28/20 (e)	2,501
200	Sappi Papier Holding GmbH, 8.375%, 06/15/19 (e)	221

		2,722

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Azerbaijan — 0.1%
	State Oil Co. of the Azerbaijan Republic,
1,000	5.450%, 02/09/17	1,057
3,650	Reg. S, 4.750%, 03/13/23	3,518

		4,575

	Bahamas — 0.0% (g)
2,553	Ultrapetrol Bahamas Ltd., 8.875%, 06/15/21	2,783

	Bermuda — 0.1%
	Aircastle Ltd.,
3,400	6.750%, 04/15/17	3,808
5,195	7.625%, 04/15/20	5,955
425	Fly Leasing Ltd., 6.750%, 12/15/20	445
	Seadrill Ltd.,
1,169	6.125%, 09/15/17 (e)	1,208
200	6.500%, 10/05/15	209
1,400	6.625%, 09/15/20 (e)	1,400
815	Viking Cruises Ltd., 8.500%, 10/15/22 (e)	921

		13,946

	Brazil — 0.0% (g)
680	Samarco Mineracao S.A., 5.750%, 10/24/23 (e)	690

	Canada — 1.0%
459	Ainsworth Lumber Co., Ltd., 7.500%, 12/15/17 (e)	488
	Bombardier, Inc.,
2,075	4.750%, 04/15/19 (e)	2,111
1,148	6.125%, 01/15/23 (e)	1,174
1,700	7.500%, 03/15/18 (e)	1,938
5,963	7.750%, 03/15/20 (e)	6,798
1,275	Brookfield Residential Properties, Inc., 6.500%, 12/15/20 (e)	1,342
1,017	Brookfield Residential Properties, Inc./Brookfield Residential U.S. Corp., 6.125%, 07/01/22 (e)	1,040
635	Cascades, Inc., 7.750%, 12/15/17	661
380	Catamaran Corp., 4.750%, 03/15/21	383
365	Cogeco Cable, Inc., 4.875%, 05/01/20 (e)	367
	First Quantum Minerals Ltd.,
1,197	6.750%, 02/15/20 (e)	1,209
1,197	7.000%, 02/15/21 (e)	1,213
600	7.250%, 10/15/19 (e)	617
2,005	Garda World Security Corp., 7.250%, 11/15/21 (e)	2,113
211	HudBay Minerals, Inc., 9.500%, 10/01/20	228
570	KGHM International Ltd., 7.750%, 06/15/19 (e)	613
	Kodiak Oil & Gas Corp.,
489	5.500%, 01/15/21	504
563	5.500%, 02/01/22	577
3,200	8.125%, 12/01/19	3,552

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2014	J.P. MORGAN FUNDS	19

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2014 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — continued
	Canada — continued
2,220	Masonite International Corp., 8.250%, 04/15/21 (e)	2,442
978	Mattamy Group Corp., 6.500%, 11/15/20 (e)	988
	MEG Energy Corp.,
2,768	6.375%, 01/30/23 (e)	2,872
650	6.500%, 03/15/21 (e)	684
1,985	7.000%, 03/31/24 (e)	2,104
	New Gold, Inc.,
725	6.250%, 11/15/22 (e)	743
454	7.000%, 04/15/20 (e)	479
1,017	Norbord, Inc., 5.375%, 12/01/20 (e)	1,032
1,430	NOVA Chemicals Corp., 5.250%, 08/01/23 (e)	1,530
2,125	Novelis, Inc., 8.750%, 12/15/20	2,369
2,230	Pacific Rubiales Energy Corp., Reg. S, 5.375%, 01/26/19 (e)	2,291
	Precision Drilling Corp.,
210	6.500%, 12/15/21	227
885	6.625%, 11/15/20	952
4,740	Quebecor Media, Inc., 5.750%, 01/15/23	4,764
	Quebecor World Capital Corp.,
50	6.125%, 07/13/14 (d) (i)	—	(h)
50	9.750%, 01/15/15 (d) (i)	1
1,165	Taseko Mines Ltd., 7.750%, 04/15/19	1,188
965	Telesat Canada/Telesat LLC, 6.000%, 05/15/17 (e)	997
4,028	Trinidad Drilling Ltd., 7.875%, 01/15/19 (e)	4,300
1,775	Ultra Petroleum Corp., 5.750%, 12/15/18 (e)	1,868
1,685	Valeant Pharmaceuticals International, Inc., 5.625%, 12/01/21 (e)	1,752
3,355	6.375%, 10/15/20 (e)	3,607
2,765	6.750%, 10/01/17 (e)	2,903
2,274	6.750%, 08/15/18 (e)	2,462
7,350	6.750%, 08/15/21 (e)	7,883
550	6.875%, 12/01/18 (e)	580
6,600	7.000%, 10/01/20 (e)	7,062
500	7.250%, 07/15/22 (e)	545
12,015	7.500%, 07/15/21 (e)	13,397
	Videotron Ltd.,
1,649	5.000%, 07/15/22	1,661
995	5.375%, 06/15/24 (e)	1,003

		101,614

	Cayman Islands — 0.2%
3,050	Kaisa Group Holdings Ltd., Reg. S, 8.875%, 03/19/18	2,966
632	Odebrecht Offshore Drilling Finance Ltd., Reg. S, 6.750%, 10/01/22	659

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Cayman Islands — continued
	Seagate HDD Cayman,
1,100	3.750%, 11/15/18 (e)	1,139
233	4.750%, 06/01/23 (e)	233
295	6.875%, 05/01/20	321
101	7.000%, 11/01/21	113
20	Seagate Technology HDD Holdings, 6.800%, 10/01/16	23
625	Shelf Drilling Holdings Ltd., 8.625%, 11/01/18 (e)	673
8,150	UPCB Finance III Ltd., 6.625%, 07/01/20 (e)	8,700
2,440	UPCB Finance V Ltd., 7.250%, 11/15/21 (e)	2,690
2,465	UPCB Finance VI Ltd., 6.875%, 01/15/22 (e)	2,687
996	Wynn Macau Ltd., 5.250%, 10/15/21 (e)	1,011

		21,215

	Chile — 0.1%
4,490	Cencosud S.A., Reg. S, 5.500%, 01/20/21	4,636

	Colombia — 0.1%
	Ecopetrol S.A.,
1,250	5.875%, 09/18/23	1,367
3,950	7.375%, 09/18/43	4,692

		6,059

	Costa Rica — 0.0% (g)
890	Banco de Costa Rica, 5.250%, 08/12/18 (e)	892
	Instituto Costarricense de Electricidad,
520	6.375%, 05/15/43 (e)	432
350	Reg. S, 6.950%, 11/10/21	368

		1,692

	Croatia — 0.1%
6,040	Hrvatska Elektroprivreda, Reg. S, 6.000%, 11/09/17	6,319

	Finland — 0.0% (g)
	Nokia OYJ,
904	5.375%, 05/15/19	967
434	6.625%, 05/15/39	466

		1,433

	France — 0.1%
1,193	CGG S.A., 6.875%, 01/15/22 (e)	1,204
675	Lafarge S.A., 7.125%, 07/15/36	765
	Numericable Group S.A.,
744	4.875%, 05/15/19 (e)	752
1,868	6.000%, 05/15/22 (e)	1,912
634	6.250%, 05/15/24 (e)	649

		5,282

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN FUNDS	APRIL 30, 2014

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — continued
	Georgia — 0.1%
1,400	Bank of Georgia JSC, Reg. S, 7.750%, 07/05/17	1,470
7,730	Georgian Railway JSC, 7.750%, 07/11/22 (e)	8,328

		9,798

	Germany — 0.0% (g)
2,002	Deutsche Bank AG, 10.500%, 12/23/26 (e) (i)	1,735
EUR 647	Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH, 5.125%, 01/21/23 (e)	948

		2,683

	Hungary — 0.0% (g)
1,270	MFB Magyar Fejlesztesi Bank Zrt, 6.250%, 10/21/20 (e)	1,372

	India — 0.0% (g)
900	Bharat Petroleum Corp., Ltd., Reg. S, 4.625%, 10/25/22	870

	Indonesia — 0.1%
	Pertamina Persero PT,
1,620	5.625%, 05/20/43 (e)	1,381
3,600	Reg. S, 5.250%, 05/23/21	3,618

		4,999

	Ireland — 0.2%
	Ardagh Packaging Finance plc,
1,625	7.375%, 10/15/17 (e)	1,723
9,533	9.125%, 10/15/20 (e)	10,605
	Ardagh Packaging Finance plc/Ardagh Holdings USA, Inc.,
795	6.250%, 01/31/19 (e)	829
88	7.000%, 11/15/20 (e)	92
252	9.125%, 10/15/20 (e)	279
920	Grifols Worldwide Operations Ltd., 5.250%, 04/01/22 (e)	934

		14,462

	Japan — 0.0% (g)
1,400	eAccess Ltd., 8.250%, 04/01/18 (e)	1,523
2,589	SoftBank Corp., 4.500%, 04/15/20 (e)	2,595

		4,118

	Kazakhstan — 0.2%
	KazMunayGas National Co. JSC,
1,380	5.750%, 04/30/43 (e)	1,249
5,400	Reg. S, 4.400%, 04/30/23	5,103
9,930	Reg. S, 11.750%, 01/23/15	10,613

		16,965

	Liberia — 0.0% (g)
	Royal Caribbean Cruises Ltd.,
1,315	5.250%, 11/15/22	1,341

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Liberia — continued
110	7.500%, 10/15/27	124

		1,465

	Luxembourg — 1.0%
	Altice Financing S.A.,
724	6.500%, 01/15/22 (e)	758
311	7.875%, 12/15/19 (e)	340
	Altice Finco S.A.,
200	8.125%, 01/15/24 (e)	216
200	9.875%, 12/15/20 (e)	229
2,274	Altice S.A., 7.750%, 05/15/22 (e)	2,371
	APERAM,
1,055	7.375%, 04/01/16 (e)	1,086
1,460	7.750%, 04/01/18 (e)	1,544
	ArcelorMittal,
2,300	6.125%, 06/01/18	2,521
5,250	6.750%, 02/25/22	5,814
500	7.250%, 03/01/41	509
2,000	7.500%, 10/15/39	2,095
3,500	10.350%, 06/01/19	4,419
	Beverage Packaging Holdings Luxembourg II S.A./Beverage Packaging Holdings II Is,
945	5.625%, 12/15/16 (e)	965
165	6.000%, 06/15/17 (e)	170
1,075	Calcipar S.A., 6.875%, 05/01/18 (e)	1,137
520	Capsugel S.A., PIK, 7.000%, 05/15/19 (e)	536
745	ConvaTec Finance International S.A., PIK, 9.000%, 01/15/19 (e)	762
3,784	ConvaTec Healthcare E S.A., 10.500%, 12/15/18 (e)	4,162
	INEOS Group Holdings S.A.,
465	5.875%, 02/15/19 (e)	474
1,378	6.125%, 08/15/18 (e)	1,428
	Intelsat Jackson Holdings S.A.,
2,720	5.500%, 08/01/23 (e)	2,662
11,390	6.625%, 12/15/22 (e)	11,703
18,752	7.250%, 10/15/20	20,252
6,585	7.500%, 04/01/21	7,219
	Intelsat Luxembourg S.A.,
3,767	7.750%, 06/01/21	3,927
2,013	8.125%, 06/01/23	2,114
	Mallinckrodt International Finance S.A.,
160	3.500%, 04/15/18	159
600	4.750%, 04/15/23	579
1,200	MOL Group Finance S.A., 6.250%, 09/26/19	1,288
1,740	Nielsen Co. Luxembourg SARL (The), 5.500%, 10/01/21 (e)	1,814
	NII International Telecom S.C.A.,
1,536	7.875%, 08/15/19 (e)	1,083
1,029	11.375%, 08/15/19 (e)	746

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2014	J.P. MORGAN FUNDS	21

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2014 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — continued
	Luxembourg — continued
1,738	Stackpole International Intermediate/Stackpole International Powder, 7.750%, 10/15/21 (e)	1,860
4,394	Trinseo Materials Operating S.C.A./Trinseo Materials Finance, Inc., 8.750%, 02/01/19	4,680
	Wind Acquisition Finance S.A.,
5,176	7.250%, 02/15/18 (e)	5,448
2,084	7.375%, 04/23/21 (e)	2,141

		99,211

	Mexico — 0.2%
702	Alfa S.A.B. de C.V., 6.875%, 03/25/44 (e)	724
	Cemex S.A.B. de C.V.,
300	5.875%, 03/25/19 (e)	308
875	6.500%, 12/10/19 (e)	919
4,158	7.250%, 01/15/21 (e)	4,470
2,500	9.000%, 01/11/18 (e)	2,687
300	VAR, 4.976%, 10/15/18 (e)	316
1,700	VAR, 5.234%, 09/30/15 (e)	1,749
1,850	Credito Real S.A.B. de C.V., 7.500%, 03/13/19 (e)	1,933
	Petroleos Mexicanos,
1,950	4.875%, 01/24/22	2,058
1,470	6.375%, 01/23/45 (e)	1,610
860	6.625%, 06/15/35	963
2,900	Tenedora Nemak S.A. de C.V., Reg. S, 5.500%, 02/28/23	2,944

		20,681

	Netherlands — 0.3%
985	Basell Finance Co., B.V., 8.100%, 03/15/27 (e)	1,306
3,000	Bluewater Holding B.V., 10.000%, 12/10/19 (e)	3,188
514	Constellium N.V., 5.750%, 05/15/24 (e)	514
746	InterGen N.V., 7.000%, 06/30/23 (e)	783
2,250	Kazakhstan Temir Zholy Finance B.V., Reg. S, 6.950%, 07/10/42	2,292
	LyondellBasell Industries N.V.,
660	5.000%, 04/15/19	740
2,225	6.000%, 11/15/21	2,626
	NXP B.V./NXP Funding LLC,
268	3.500%, 09/15/16 (e)	274
1,000	3.750%, 06/01/18 (e)	999
3,852	5.750%, 02/15/21 (e)	4,073
1,574	5.750%, 03/15/23 (e)	1,665
	Petrobras Global Finance B.V.,
1,614	6.250%, 03/17/24	1,686
1,056	7.250%, 03/17/44	1,126

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Netherlands — continued
3,425	Schaeffler Finance B.V., 4.750%, 05/15/21 (e)	3,515
	Sensata Technologies B.V.,
1,052	4.875%, 10/15/23 (e)	1,031
3,440	6.500%, 05/15/19 (e)	3,672
2,491	VTR Finance B.V., 6.875%, 01/15/24 (e)	2,596

		32,086

	Nigeria — 0.0% (g)
1,499	Sea Trucks Group, 9.000%, 03/26/18 (e)	1,450

	Norway — 0.0% (g)
1,097	Petroleum Geo-Services ASA, 7.375%, 12/15/18 (e)	1,179
595	World Wide Supply A.S., 7.750%, 05/26/17 (e)	597

		1,776

	Panama — 0.0% (g)
465	McDermott International, Inc., 8.000%, 05/01/21 (e)	468

	Peru — 0.0% (g)
724	Consorcio Transmantaro S.A., Reg. S, 4.375%, 05/07/23	688

	Singapore — 0.0% (g)
480	Flextronics International Ltd., 5.000%, 02/15/23	482

	South Africa — 0.0% (g)
2,200	Eskom Holdings SOC Ltd., Reg. S, 6.750%, 08/06/23	2,351

	Spain — 0.0% (g)
	Cemex Espana Luxembourg,
1,075	9.250%, 05/12/20 (e)	1,169
1,025	9.875%, 04/30/19 (e)	1,173

		2,342

	Turkey — 0.0% (g)
950	Turkiye Garanti Bankasi A.S., 4.750%, 10/17/19 (e)	949

	United Kingdom — 0.6%
1,800	Afren plc, Reg. S, 6.625%, 12/09/20	1,805
	Barclays Bank plc,
320	6.050%, 12/04/17 (e)	362
1,655	7.625%, 11/21/22	1,880
495	CEVA Group plc, 7.000%, 03/01/21 (e)	509
643	EnQuest plc, 7.000%, 04/15/22 (e)	657
3,150	Fresnillo plc, Reg. S, 5.500%, 11/13/23	3,229
1,810	Gerdau Trade, Inc., Reg. S, 5.750%, 01/30/21	1,905
2,340	GTL Trade Finance, Inc., 7.250%, 04/16/44 (e)	2,384

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN FUNDS	APRIL 30, 2014

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — continued
	United Kingdom — continued
	Ineos Finance plc,
10,545	7.500%, 05/01/20 (e)	11,534
4,150	8.375%, 02/15/19 (e)	4,570
218	Inmarsat Finance plc, 7.375%, 12/01/17 (e)	227
	Jaguar Land Rover Automotive plc,
2,303	4.125%, 12/15/18 (e)	2,378
300	5.625%, 02/01/23 (e)	313
410	MISA Investments Ltd., PIK, 9.375%, 08/15/18 (e)	421
GBP 436	New Look Bondco I plc, 8.750%, 05/14/18 (e)	791
	Royal Bank of Scotland Group plc,
643	6.000%, 12/19/23	672
3,023	6.100%, 06/10/23	3,203
2,977	6.125%, 12/15/22	3,168
2,032	Royal Bank of Scotland plc (The), Reg. S, VAR, 9.500%, 03/16/22	2,377
3,120	Star Energy Geothermal Wayang Windu Ltd., Reg. S, 6.125%, 03/27/20	3,050
2,500	Studio City Finance Ltd., 8.500%, 12/01/20 (e)	2,788
1,630	Vedanta Resources plc, Reg. S, 7.125%, 05/31/23	1,624
	Virgin Media Finance plc,
543	6.375%, 04/15/23 (e)	570
568	8.375%, 10/15/19	607
6,993	Virgin Media Secured Finance plc, 5.375%, 04/15/21 (e)	7,168

		58,192

	United States — 21.6%
3,220	21st Century Oncology, Inc., 8.875%, 01/15/17	3,341
528	Acadia Healthcare Co., Inc., 6.125%, 03/15/21 (e)	541
	Access Midstream Partners LP/ACMP Finance Corp.,
6,415	4.875%, 05/15/23	6,495
2,992	5.875%, 04/15/21	3,187
5,948	6.125%, 07/15/22	6,431
6,620	ACCO Brands Corp., 6.750%, 04/30/20	6,885
2,445	ACE Cash Express, Inc., 11.000%, 02/01/19 (e)	1,956
	Activision Blizzard, Inc.,
585	5.625%, 09/15/21 (e)	624
1,318	6.125%, 09/15/23 (e)	1,433
290	Actuant Corp., 5.625%, 06/15/22	306
	ADT Corp. (The),
3,370	3.500%, 07/15/22	2,974
490	4.125%, 04/15/19	489

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
2,190	4.125%, 06/15/23	1,971
6,460	6.250%, 10/15/21 (e)	6,734
	Advanced Micro Devices, Inc.,
1,216	6.750%, 03/01/19 (e)	1,262
333	7.500%, 08/15/22	346
876	7.750%, 08/01/20	931
	AES Corp.,
2,849	5.500%, 03/15/24	2,849
32	8.000%, 10/15/17	38
1,135	8.000%, 06/01/20	1,353
1,075	AK Steel Corp., 8.750%, 12/01/18	1,201
	Alcatel-Lucent USA, Inc.,
586	4.625%, 07/01/17 (e)	600
3,830	6.450%, 03/15/29	3,667
2,220	6.750%, 11/15/20 (e)	2,331
3,000	8.875%, 01/01/20 (e)	3,375
	Alcoa, Inc.,
725	5.720%, 02/23/19	795
650	5.900%, 02/01/27	654
1,443	Alere, Inc., 6.500%, 06/15/20	1,515
	Aleris International, Inc.,
704	7.625%, 02/15/18	718
444	7.875%, 11/01/20	447
672	Alliant Techsystems, Inc., 5.250%, 10/01/21 (e)	697
3,825	Allison Transmission, Inc., 7.125%, 05/15/19 (e)	4,131
25,700	Allstate Corp. (The), VAR, 5.750%, 08/15/53	27,499
	Ally Financial, Inc.,
12,325	3.500%, 01/27/19	12,371
6,850	4.625%, 06/26/15	7,108
146	4.750%, 09/10/18	155
747	5.500%, 02/15/17	812
4,000	6.250%, 12/01/17	4,465
7,295	7.500%, 09/15/20	8,645
6,982	8.000%, 03/15/20	8,439
2,490	8.000%, 11/01/31	3,063
	AMC Entertainment, Inc.,
1,400	5.875%, 02/15/22 (e)	1,432
2,250	9.750%, 12/01/20	2,587
3,450	American Axle & Manufacturing, Inc., 7.750%, 11/15/19	3,959
4,455	American Express Co., VAR, 6.800%, 09/01/66	4,917
	American International Group, Inc.,
15,427	6.250%, 03/15/37	16,747
2,382	VAR, 8.175%, 05/15/58	3,186

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2014	J.P. MORGAN FUNDS	23

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2014 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — continued
	United States — continued
	AmeriGas Finance LLC/AmeriGas Finance Corp.,
350	6.750%, 05/20/20	381
450	7.000%, 05/20/22	495
	AmeriGas Partners LP/AmeriGas Finance Corp.,
1,285	6.250%, 08/20/19	1,375
84	6.500%, 05/20/21	90
	Amkor Technology, Inc.,
4,199	6.375%, 10/01/22	4,419
1,905	6.625%, 06/01/21	2,048
490	Amsted Industries, Inc., 5.000%, 03/15/22 (e)	489
520	Amsurg Corp., 5.625%, 11/30/20	537
4,525	Anixter, Inc., 5.625%, 05/01/19	4,830
729	Antero Resources Corp., 5.125%, 12/01/22 (e)	735
	Antero Resources Finance Corp.,
1,625	5.375%, 11/01/21 (e)	1,662
1,565	6.000%, 12/01/20	1,674
1,750	ARAMARK Corp., 5.750%, 03/15/20	1,835
2,950	Arch Coal, Inc., 7.250%, 06/15/21	2,205
352	Artesyn Escrow, Inc., 9.750%, 10/15/20 (e)	327
980	A-S Co-Issuer Subsidiary, Inc./A-S Merger Sub LLC, 7.875%, 12/15/20 (e)	1,039
	Ashland, Inc.,
812	3.000%, 03/15/16	828
1,000	3.875%, 04/15/18	1,028
7,347	4.750%, 08/15/22	7,255
785	Ashtead Capital, Inc., 6.500%, 07/15/22 (e)	852
	Atlas Pipeline Partners LP/Atlas Pipeline Finance Corp.,
900	4.750%, 11/15/21	855
890	5.875%, 08/01/23	879
400	6.625%, 10/01/20	424
	Audatex North America, Inc.,
8,391	6.000%, 06/15/21 (e)	8,999
227	6.125%, 11/01/23 (e)	243
275	AutoNation, Inc., 5.500%, 02/01/20	298
	Avaya, Inc.,
8,150	7.000%, 04/01/19 (e)	8,109
979	10.500%, 03/01/21 (e)	891
	Avis Budget Car Rental LLC/Avis Budget Finance, Inc.,
4,840	5.500%, 04/01/23	4,889
2,827	8.250%, 01/15/19	3,011
1,410	9.750%, 03/15/20	1,607
1,789	Axiall Corp., 4.875%, 05/15/23 (e)	1,749
1,450	B&G Foods, Inc., 4.625%, 06/01/21	1,443

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
	B/E Aerospace, Inc.,
1,309	5.250%, 04/01/22	1,355
2,894	6.875%, 10/01/20	3,162
	Ball Corp.,
830	4.000%, 11/15/23	770
675	5.000%, 03/15/22	690
270	5.750%, 05/15/21	287
522	Bankrate, Inc., 6.125%, 08/15/18 (e)	555
	Basic Energy Services, Inc.,
175	7.750%, 02/15/19	187
2,178	7.750%, 10/15/22	2,388
223	BC Mountain LLC/BC Mountain Finance, Inc., 7.000%, 02/01/21 (e)	217
5,350	Belden, Inc., 5.500%, 09/01/22 (e)	5,444
	Berry Plastics Corp.,
1,170	9.500%, 05/15/18	1,232
1,115	9.750%, 01/15/21	1,294
4,936	Big Heart Pet Brands, 7.625%, 02/15/19	5,146
	Bill Barrett Corp.,
1,250	7.000%, 10/15/22	1,313
1,092	7.625%, 10/01/19	1,179
149	BI-LO LLC/BI-LO Finance Corp., PIK, 9.375%, 09/15/18 (e)	152
	Biomet, Inc.,
11,335	6.500%, 08/01/20	12,398
2,050	6.500%, 10/01/20	2,234
1,775	BlueLine Rental Finance Corp., 7.000%, 02/01/19 (e)	1,899
1,321	Boise Cascade Co., 6.375%, 11/01/20	1,420
360	Bonanza Creek Energy, Inc., 6.750%, 04/15/21	385
	BreitBurn Energy Partners LP/BreitBurn Finance Corp.,
1,325	7.875%, 04/15/22	1,434
4,250	8.625%, 10/15/20	4,633
1,099	Briggs & Stratton Corp., 6.875%, 12/15/20	1,220
1,905	Brightstar Corp., 9.500%, 12/01/16 (e)	2,067
	Building Materials Corp. of America,
2,940	6.750%, 05/01/21 (e)	3,183
500	6.875%, 08/15/18 (e)	522
3,025	7.500%, 03/15/20 (e)	3,244
7,989	Bumble Bee Holdings, Inc., 9.000%, 12/15/17 (e)	8,608
600	Burger King Corp., 9.875%, 10/15/18	651
	Cablevision Systems Corp.,
3,274	8.000%, 04/15/20	3,781
3,000	8.625%, 09/15/17	3,533

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN FUNDS	APRIL 30, 2014

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — continued
	United States — continued
	Caesars Entertainment Operating Co., Inc.,
5,850	8.500%, 02/15/20	5,046
10,800	9.000%, 02/15/20	9,423
6,390	11.250%, 06/01/17	6,102
3,050	Caesars Entertainment Resort Properties LLC/Caesars Entertainment Resort Properties, 8.000%, 10/01/20 (e)	3,172
	Calpine Corp.,
1,532	5.875%, 01/15/24 (e)	1,572
1,066	6.000%, 01/15/22 (e)	1,133
3,052	7.500%, 02/15/21 (e)	3,334
2,200	7.875%, 07/31/20 (e)	2,412
6,809	7.875%, 01/15/23 (e)	7,626
610	Cantor Commercial Real Estate Co. LP/CCRE Finance Corp., 7.750%, 02/15/18 (e)	659
4,135	Capmark Financial Group, Inc., Escrow, 0.000%, 05/10/10 (d) (i)	21
3,300	Case New Holland, Inc., 7.875%, 12/01/17	3,877
1,640	Casella Waste Systems, Inc., 7.750%, 02/15/19	1,718
1,911	Catalent Pharma Solutions, Inc., 7.875%, 10/15/18	1,943
1,255	CBRE Services, Inc., 6.625%, 10/15/20	1,333
	CBS Outdoor Americas Capital LLC/CBS Outdoor Americas Capital Corp.,
280	5.250%, 02/15/22 (e)	287
280	5.625%, 02/15/24 (e)	288
560	CCM Merger, Inc., 9.125%, 05/01/19 (e)	601
	CCO Holdings LLC/CCO Holdings Capital Corp.,
1,200	5.125%, 02/15/23	1,171
4,156	5.250%, 03/15/21	4,234
3,500	5.250%, 09/30/22	3,500
3,778	6.500%, 04/30/21	4,033
2,073	7.000%, 01/15/19	2,190
4,210	7.375%, 06/01/20	4,626
1,802	8.125%, 04/30/20	1,975
7,588	CDW LLC/CDW Finance Corp., 8.500%, 04/01/19	8,299
1,285	CEC Entertainment, Inc., 8.000%, 02/15/22 (e)	1,317
1,095	Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp., 5.250%, 03/15/21	1,111
	Celanese US Holdings LLC,
975	4.625%, 11/15/22	980
175	6.625%, 10/15/18	184
	Cemex Finance LLC,
1,026	6.000%, 04/01/24 (e)	1,027
6,330	9.375%, 10/12/22 (e)	7,296

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
365	Centene Corp., 4.750%, 05/15/22	367
5,450	Central Garden & Pet Co., 8.250%, 03/01/18	5,627
886	Century Communities, Inc., 6.875%, 05/15/22 (e)	879
	CenturyLink, Inc.,
12,146	5.800%, 03/15/22	12,450
4,900	6.750%, 12/01/23	5,255
1,224	Cenveo Corp., 8.875%, 02/01/18	1,265
673	Ceridian Corp., 8.875%, 07/15/19 (e)	766
910	Chemtura Corp., 5.750%, 07/15/21	944
	Chesapeake Energy Corp.,
303	3.250%, 03/15/16	307
4,266	4.875%, 04/15/22	4,271
680	5.375%, 06/15/21	712
680	5.750%, 03/15/23	723
2,642	6.125%, 02/15/21	2,893
6,450	6.625%, 08/15/20	7,248
1,000	6.875%, 11/15/20	1,135
600	Chesapeake Oilfield Operating LLC/Chesapeake Oilfield Finance, Inc., 6.625%, 11/15/19	626
543	Chinos Intermediate Holdings A, Inc., PIK, 8.500%, 05/01/19 (e)	562
2,808	Chiquita Brands International, Inc./Chiquita Brands LLC, 7.875%, 02/01/21	3,131
	Chrysler Group LLC/CG Co-Issuer, Inc.,
3,705	8.000%, 06/15/19 (e)	4,057
25,998	8.250%, 06/15/21 (e)	29,215
	CHS/Community Health Systems, Inc.,
750	5.125%, 08/15/18	789
1,120	5.125%, 08/01/21 (e)	1,143
1,775	6.875%, 02/01/22 (e)	1,839
1,150	7.125%, 07/15/20	1,233
1,635	8.000%, 11/15/19	1,788
142	Chukchansi Economic Development Authority, 9.750%, 05/30/20 (e)	98
2,065	Cimarex Energy Co., 5.875%, 05/01/22	2,246
	Cincinnati Bell, Inc.,
440	8.375%, 10/15/20	484
386	8.750%, 03/15/18	405
	Cinemark USA, Inc.,
2,550	4.875%, 06/01/23	2,473
1,412	5.125%, 12/15/22	1,412
1,005	7.375%, 06/15/21	1,116
	CIT Group, Inc.,
5,649	4.250%, 08/15/17	5,917
2,161	5.000%, 05/15/17	2,309

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2014	J.P. MORGAN FUNDS	25

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2014 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — continued
	United States — continued
2,573	5.000%, 08/15/22	2,631
5,640	5.250%, 03/15/18	6,049
2,677	5.375%, 05/15/20	2,858
4,000	5.500%, 02/15/19 (e)	4,310
2,580	6.625%, 04/01/18 (e)	2,880
1,025	Citgo Petroleum Corp., 11.500%, 07/01/17 (e)	1,097
	Claire’s Stores, Inc.,
1,150	6.125%, 03/15/20 (e)	1,098
3,518	8.875%, 03/15/19	2,938
10,108	9.000%, 03/15/19 (e)	10,512
385	Clean Harbors, Inc., 5.125%, 06/01/21	389
1,017	Clear Channel Communications, Inc., 9.000%, 12/15/19	1,083
	Clear Channel Worldwide Holdings, Inc.,
26,700	6.500%, 11/15/22	28,566
12,028	Series A, 7.625%, 03/15/20	12,959
430	Clearwater Paper Corp., 4.500%, 02/01/23	416
1,450	Clearwire Communications LLC/Clearwire Finance, Inc., 14.750%, 12/01/16 (e)	1,910
	Cloud Peak Energy Resources LLC/Cloud Peak Energy Finance Corp.,
605	6.375%, 03/15/24	629
147	8.500%, 12/15/19	159
2,655	CNG Holdings, Inc., 9.375%, 05/15/20 (e)	2,416
	CNH Capital LLC,
600	3.625%, 04/15/18	611
800	3.875%, 11/01/15	820
730	CNL Lifestyle Properties, Inc., 7.250%, 04/15/19	767
2,447	Coeur Mining, Inc., 7.875%, 02/01/21	2,429
380	Columbus McKinnon Corp., 7.875%, 02/01/19	409
	Commercial Metals Co.,
950	4.875%, 05/15/23	912
545	6.500%, 07/15/17	608
1,000	7.350%, 08/15/18	1,136
2,301	CommScope, Inc., 8.250%, 01/15/19 (e)	2,491
	Comstock Resources, Inc.,
516	7.750%, 04/01/19	552
2,017	9.500%, 06/15/20	2,305
	Concho Resources, Inc.,
593	5.500%, 04/01/23	618
2,475	6.500%, 01/15/22	2,710
731	7.000%, 01/15/21	811
	CONSOL Energy, Inc.,
1,080	5.875%, 04/15/22 (e)	1,113

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
1,085	6.375%, 03/01/21	1,143
545	8.250%, 04/01/20	593
35	Constar International, Inc., 11.000%, 12/31/17 (d) (i)	6
	Constellation Brands, Inc.,
299	3.750%, 05/01/21	292
602	4.250%, 05/01/23	591
510	6.000%, 05/01/22	566
1,000	7.250%, 09/01/16	1,125
450	7.250%, 05/15/17	519
2,240	Continental Airlines 2003- ERJ1 Pass-Through Trust, 7.875%, 07/02/18	2,441
76	Continental Airlines 2004- ERJ1 Pass-Through Trust, 9.558%, 09/01/19	87
1,338	Continental Airlines 2005- ERJ1 Pass-Through Trust, 9.798%, 04/01/21	1,538
1,344	Continental Airlines 2012- 3 Class C Pass-Through Certificates, 6.125%, 04/29/18	1,431
475	Continental Resources, Inc., 7.375%, 10/01/20	533
	Corrections Corp. of America,
7,600	4.125%, 04/01/20	7,552
900	4.625%, 05/01/23	878
	Covanta Holding Corp.,
240	5.875%, 03/01/24	245
577	6.375%, 10/01/22	617
1,965	Crestview DS Merger Sub II, Inc., 10.000%, 09/01/21 (e)	2,181
	Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp.,
349	6.000%, 12/15/20	367
1,030	6.125%, 03/01/22 (e)	1,076
500	7.750%, 04/01/19	541
551	Crosstex Energy LP/Crosstex Energy Finance Corp., 7.125%, 06/01/22	642
770	Crown Americas LLC/Crown Americas Capital Corp. IV, 4.500%, 01/15/23	735
	Crown Castle International Corp.,
863	4.875%, 04/15/22	876
5,202	5.250%, 01/15/23	5,345
	CSC Holdings LLC,
1,335	6.750%, 11/15/21	1,487
400	8.625%, 02/15/19	477
433	CST Brands, Inc., 5.000%, 05/01/23	429
1,103	CVR Refining LLC/Coffeyville Finance, Inc., 6.500%, 11/01/22	1,158
405	CyrusOne LP/CyrusOne Finance Corp., 6.375%, 11/15/22	430

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN FUNDS	APRIL 30, 2014

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — continued
	United States — continued
	Dana Holding Corp.,
3,000	5.375%, 09/15/21	3,098
1,300	6.500%, 02/15/19	1,381
559	6.750%, 02/15/21	606
2,420	Darling International, Inc., 5.375%, 01/15/22 (e)	2,487
	DaVita HealthCare Partners, Inc.,
600	5.750%, 08/15/22	635
1,204	6.375%, 11/01/18	1,266
3,410	6.625%, 11/01/20	3,636
5,135	DCP Midstream LLC, VAR, 5.850%, 05/21/43 (e)	4,853
465	DDR Corp., 7.875%, 09/01/20	582
450	Dean Foods Co., 7.000%, 06/01/16	494
84	Delta Air Lines 2007-1 Class B Pass-Through Trust, 8.021%, 08/10/22	97
48	Delta Air Lines 2009-1 Series B Pass-Through Trust, 9.750%, 12/17/16	54
430	Delta Air Lines 2012-1 Class A Pass-Through Trust, 4.750%, 05/07/20	466
983	Delta Air Lines 2012-1 Class B Pass-Through Trust, 6.875%, 05/07/19 (e)	1,079
2,080	Deluxe Corp., 7.000%, 03/15/19	2,246
9,203	Denali Borrower LLC/Denali Finance Corp., 5.625%, 10/15/20 (e)	9,456
687	Diamondback Energy, Inc., 7.625%, 10/01/21 (e)	744
600	DineEquity, Inc., 9.500%, 10/30/18	649
	DISH DBS Corp.,
2,165	5.875%, 07/15/22	2,335
13,452	6.750%, 06/01/21	15,201
3,925	7.125%, 02/01/16	4,288
12,672	7.875%, 09/01/19	15,032
	DJO Finance LLC/DJO Finance Corp.,
2,550	7.750%, 04/15/18	2,677
2,705	8.750%, 03/15/18	2,935
449	Downstream Development Authority of the Quapaw Tribe of Oklahoma, 10.500%, 07/01/19 (e)	478
1,390	DreamWorks Animation SKG, Inc., 6.875%, 08/15/20 (e)	1,508
953	DuPont Fabros Technology LP, 5.875%, 09/15/21	994
1,120	Dycom Investments, Inc., 7.125%, 01/15/21	1,212
	Dynegy Holdings LLC,
100	7.125%, 05/15/18 (d) (i)	—	(h)
2,000	7.750%, 06/01/19 (d) (i)	—

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
600	Dynegy Roseton LLC/Dynegy Danskammer LLC Pass-Through Trust, Series B, 7.670%, 11/08/16 (d) (i)	—
818	Dynegy, Inc., 5.875%, 06/01/23	789
1,005	E*TRADE Financial Corp., 6.375%, 11/15/19	1,092
1,011	Eagle Spinco, Inc., 4.625%, 02/15/21 (e)	1,006
2,500	El Paso LLC, 7.250%, 06/01/18	2,850
25	El Paso Pipeline Partners Operating Co. LLC, 6.500%, 04/01/20	29
10,084	Embarq Corp., 7.995%, 06/01/36	10,776
2,550	Endo Finance LLC, 5.750%, 01/15/22 (e)	2,633
	Endo Health Solutions, Inc.,
225	7.000%, 07/15/19	242
250	7.000%, 12/15/20	269
	Energy Transfer Equity LP,
1,650	5.875%, 01/15/24	1,683
1,055	7.500%, 10/15/20	1,216
	Energy XXI Gulf Coast, Inc.,
937	7.500%, 12/15/21 (e)	991
60	7.750%, 06/15/19	65
375	9.250%, 12/15/17	407
435	Entegris, Inc., 6.000%, 04/01/22 (e)	440
	Enterprise Products Operating LLC,
2,105	VAR, 7.000%, 06/01/67	2,221
4,240	VAR, 7.034%, 01/15/68	4,802
458	Envision Healthcare Corp., 8.125%, 06/01/19	487
11,285	EP Energy LLC/EP Energy Finance, Inc., 9.375%, 05/01/20	13,006
	EP Energy LLC/Everest Acquisition Finance, Inc.,
2,352	6.875%, 05/01/19	2,526
3,036	7.750%, 09/01/22	3,381
2,950	Epicor Software Corp., 8.625%, 05/01/19	3,216
	Equinix, Inc.,
320	4.875%, 04/01/20	327
615	7.000%, 07/15/21	686
2,825	EV Energy Partners LP/EV Energy Finance Corp., 8.000%, 04/15/19	2,952
1,240	EXCO Resources, Inc., 8.500%, 04/15/22	1,274
920	Exterran Partners LP/EXLP Finance Corp., 6.000%, 10/01/22 (e)	915
	Felcor Lodging LP,
500	5.625%, 03/01/23	506
1,640	6.750%, 06/01/19	1,755
605	Fidelity & Guaranty Life Holdings, Inc., 6.375%, 04/01/21 (e)	644

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2014	J.P. MORGAN FUNDS	27

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2014 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — continued
	United States — continued
900	Fidelity National Information Services, Inc., 7.875%, 07/15/20	964
377	First Cash Financial Services, Inc., 6.750%, 04/01/21 (e)	391
	First Data Corp.,
5,475	6.750%, 11/01/20 (e)	5,845
1,400	7.375%, 06/15/19 (e)	1,501
6,965	8.250%, 01/15/21 (e)	7,505
8,735	8.875%, 08/15/20 (e)	9,685
600	10.625%, 06/15/21	680
604	11.250%, 01/15/21	690
2,829	11.750%, 08/15/21	3,013
5,938	12.625%, 01/15/21	7,126
19,313	PIK, 10.000%, 01/15/22 (e)	21,051
956	First Data Holdings, Inc., PIK, 14.500%, 09/24/19 (e)	922
	Ford Motor Credit Co. LLC,
5,500	5.000%, 05/15/18	6,106
6,850	6.625%, 08/15/17	7,922
	Forest Laboratories, Inc.,
890	4.375%, 02/01/19 (e)	947
500	4.875%, 02/15/21 (e)	533
	Freescale Semiconductor, Inc.,
770	5.000%, 05/15/21 (e)	778
549	6.000%, 01/15/22 (e)	574
245	8.050%, 02/01/20	267
	Fresenius Medical Care U.S. Finance II, Inc.,
3,378	5.625%, 07/31/19 (e)	3,674
2,577	5.875%, 01/31/22 (e)	2,744
	Fresenius Medical Care U.S. Finance, Inc.,
725	5.750%, 02/15/21 (e)	772
400	6.500%, 09/15/18 (e)	449
	Frontier Communications Corp.,
1,855	8.500%, 04/15/20	2,160
1,178	8.750%, 04/15/22	1,343
2,005	9.250%, 07/01/21	2,371
350	FTI Consulting, Inc., 6.000%, 11/15/22	357
	Gannett Co., Inc.,
384	5.125%, 07/15/20 (e)	397
1,980	6.375%, 10/15/23 (e)	2,099
72	10.000%, 04/01/16	83
	GCI, Inc.,
850	6.750%, 06/01/21	860
4,712	8.625%, 11/15/19	5,036
371	GenCorp, Inc., 7.125%, 03/15/21	403

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
4,100	General Cable Corp., 6.500%, 10/01/22 (e)	4,110
	General Motors Co.,
652	3.500%, 10/02/18 (e)	666
10,500	4.875%, 10/02/23 (e)	10,854
	General Motors Financial Co., Inc.,
261	2.750%, 05/15/16	265
3,796	3.250%, 05/15/18	3,834
205	4.250%, 05/15/23	201
1,050	4.750%, 08/15/17	1,124
	Genesis Energy LP/Genesis Energy Finance Corp.,
850	5.750%, 02/15/21	884
1,505	7.875%, 12/15/18	1,610
	GenOn Energy, Inc.,
1,000	7.875%, 06/15/17	1,028
1,000	9.500%, 10/15/18	1,057
3,848	9.875%, 10/15/20	4,031
	Geo Group, Inc. (The),
3,500	5.875%, 01/15/22	3,605
2,000	6.625%, 02/15/21	2,150
	Goodman Networks, Inc.,
1,975	12.125%, 07/01/18	2,183
394	12.375%, 07/01/18 (e)	435
	Goodyear Tire & Rubber Co. (The),
1,455	6.500%, 03/01/21	1,575
4,562	7.000%, 05/15/22	5,030
4,325	8.250%, 08/15/20	4,784
900	8.750%, 08/15/20	1,060
	Graphic Packaging International, Inc.,
762	4.750%, 04/15/21	758
240	7.875%, 10/01/18	255
750	Graton Economic Development Authority, 9.625%, 09/01/19 (e)	857
1,850	Gray Television, Inc., 7.500%, 10/01/20	1,989
3,425	Great Lakes Dredge & Dock Corp., 7.375%, 02/01/19	3,583
1,210	Griffon Corp., 5.250%, 03/01/22 (e)	1,195
933	Guitar Center, Inc., 6.500%, 04/15/19 (e)	896
1,540	H&E Equipment Services, Inc., 7.000%, 09/01/22	1,694
	Halcon Resources Corp.,
6,350	8.875%, 05/15/21	6,580
880	9.250%, 02/15/22 (e)	924
524	9.750%, 07/15/20 (e)	560
2,100	Hanesbrands, Inc., 6.375%, 12/15/20	2,289

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN FUNDS	APRIL 30, 2014

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — continued
	United States — continued
	Harland Clarke Holdings Corp.,
690	9.250%, 03/01/21 (e)	690
3,490	9.750%, 08/01/18 (e)	3,822
560	Harron Communications LP/Harron Finance Corp., 9.125%, 04/01/20 (e)	630
650	Hartford Financial Services Group, Inc. (The), VAR, 8.125%, 06/15/38	767
	HCA Holdings, Inc.,
770	6.250%, 02/15/21	813
14,610	7.750%, 05/15/21	16,053
	HCA, Inc.,
1,468	3.750%, 03/15/19	1,479
715	4.750%, 05/01/23	703
1,066	5.000%, 03/15/24	1,058
2,080	5.875%, 03/15/22	2,231
740	5.875%, 05/01/23	753
12,465	6.500%, 02/15/20	13,898
905	7.250%, 09/15/20	976
20,122	7.500%, 02/15/22	22,949
1,400	8.000%, 10/01/18	1,661
	HD Supply, Inc.,
1,760	7.500%, 07/15/20	1,905
10,965	8.125%, 04/15/19	12,144
732	Headwaters, Inc., 7.250%, 01/15/19 (e)	770
3,321	HealthSouth Corp., 7.750%, 09/15/22	3,645
2,596	Hecla Mining Co., 6.875%, 05/01/21	2,512
	Hertz Corp. (The),
667	4.250%, 04/01/18	689
4,426	5.875%, 10/15/20	4,692
165	6.250%, 10/15/22	176
763	6.750%, 04/15/19	818
2,915	7.375%, 01/15/21	3,210
1,000	7.500%, 10/15/18	1,060
8,975	Hexion U.S. Finance Corp., 6.625%, 04/15/20	9,323
1,600	Hexion U.S. Finance Corp./Hexion Nova Scotia Finance ULC, 8.875%, 02/01/18	1,666
921	Hiland Partners LP/Hiland Partners Finance Corp., 7.250%, 10/01/20 (e)	1,004
	Hilcorp Energy I LP/Hilcorp Finance Co.,
2,393	7.625%, 04/15/21 (e)	2,626
1,145	8.000%, 02/15/20 (e)	1,235
2,130	Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., 5.625%, 10/15/21 (e)	2,221
8,825	HJ Heinz Co., 4.250%, 10/15/20 (e)	8,697
500	Holly Energy Partners LP/Holly Energy Finance Corp., 6.500%, 03/01/20	533
7,275	Hologic, Inc., 6.250%, 08/01/20	7,693

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
151	Hospira, Inc., 5.200%, 08/12/20	163
2,000	Hughes Satellite Systems Corp., 6.500%, 06/15/19	2,200
	Huntsman International LLC,
6,100	4.875%, 11/15/20	6,176
1,500	8.625%, 03/15/20	1,643
220	IAC/InterActiveCorp., 4.875%, 11/30/18	230
2,390	IASIS Healthcare LLC/IASIS Capital Corp., 8.375%, 05/15/19	2,539
	Icahn Enterprises LP/Icahn Enterprises Finance Corp.,
2,470	4.875%, 03/15/19 (e)	2,504
2,684	5.875%, 02/01/22 (e)	2,724
721	iGATE Corp., 4.750%, 04/15/19 (e)	729
1,011	Igloo Holdings Corp., PIK, 9.000%, 12/15/17 (e)	1,031
6,778	ILFC E-Capital Trust I, VAR, 5.210%, 12/21/65 (e)	6,439
1,003	ILFC E-Capital Trust II, VAR, 6.250%, 12/21/65 (e)	970
3,711	IMS Health, Inc., 6.000%, 11/01/20 (e)	3,915
1,164	Infor Software Parent LLC/Infor Software Parent, Inc., PIK, 7.125%, 05/01/21 (e)	1,170
	Infor U.S., Inc.,
5,542	9.375%, 04/01/19	6,221
2,360	11.500%, 07/15/18	2,726
1,040	Ingles Markets, Inc., 5.750%, 06/15/23	1,037
3,250	Interactive Data Corp., 10.250%, 08/01/18	3,500
102	International Lease Finance Corp., 4.625%, 04/15/21	102
1,480	5.875%, 04/01/19	1,606
5,920	6.250%, 05/15/19	6,534
2,575	8.250%, 12/15/20	3,106
3,175	8.625%, 01/15/22	3,889
14,485	8.750%, 03/15/17	16,875
1,090	International Wire Group Holdings, Inc., 8.500%, 10/15/17 (e)	1,188
	inVentiv Health, Inc.,
850	9.000%, 01/15/18 (e)	901
2,421	11.000%, 08/15/18 (e)	2,234
	Iron Mountain, Inc.,
600	5.750%, 08/15/24	593
551	7.750%, 10/01/19	606
421	8.375%, 08/15/21	444
	Isle of Capri Casinos, Inc.,
2,943	5.875%, 03/15/21	2,936
500	8.875%, 06/15/20	526
1,097	iStar Financial, Inc., 9.000%, 06/01/17	1,289
325	J.M. Huber Corp., 9.875%, 11/01/19 (e)	373
250	Jaguar Holding Co. I, PIK, 9.375%, 10/15/17 (e)	261

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2014	J.P. MORGAN FUNDS	29

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2014 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — continued
	United States — continued
	Jarden Corp.,
1,000	6.125%, 11/15/22	1,073
1,925	7.500%, 05/01/17	2,211
1,007	JB Poindexter & Co., Inc., 9.000%, 04/01/22 (e)	1,105
3,203	JBS USA LLC/JBS USA Finance, Inc., 7.250%, 06/01/21 (e)	3,455
1,411	8.250%, 02/01/20 (e)	1,545
2,500	JC Penney Corp., Inc., 5.750%, 02/15/18	2,075
630	Jefferies Finance LLC/JFIN Co.-Issuer Corp., 6.875%, 04/15/22 (e)	630
241	Jefferies Finance LLC/JFIN Co-Issuer Corp., 7.375%, 04/01/20 (e)	252
1,140	JMC Steel Group, Inc., 8.250%, 03/15/18 (e)	1,151
665	Jones Energy Holdings LLC/Jones Energy Finance Corp., 6.750%, 04/01/22 (e)	690
862	Jurassic Holdings III, Inc., 6.875%, 02/15/21 (e)	892
	K. Hovnanian Enterprises, Inc.,
234	7.000%, 01/15/19 (e)	239
881	7.250%, 10/15/20 (e)	954
353	9.125%, 11/15/20 (e)	394
715	11.875%, 10/15/15	812
1,500	Kaiser Aluminum Corp., 8.250%, 06/01/20	1,691
100	KB Home, 8.000%, 03/15/20	113
	Kennedy-Wilson, Inc.,
606	5.875%, 04/01/24	605
1,115	8.750%, 04/01/19	1,218
2,830	Key Energy Services, Inc., 6.750%, 03/01/21	2,986
	Kinder Morgan, Inc.,
726	5.000%, 02/15/21 (e)	726
726	5.625%, 11/15/23 (e)	726
5,600	Kinetic Concepts, Inc./KCI USA, Inc., 10.500%, 11/01/18	6,398
	L Brands, Inc.,
1,100	5.625%, 10/15/23	1,147
5,925	6.625%, 04/01/21	6,628
555	Laredo Petroleum, Inc., 7.375%, 05/01/22	612
525	Lear Corp., 8.125%, 03/15/20	572
665	Lender Processing Services, Inc./Black Knight Lending Solutions, Inc., 5.750%, 04/15/23	712
	Lennar Corp.,
950	4.500%, 06/15/19	961
1,065	6.950%, 06/01/18	1,206
555	12.250%, 06/01/17	709
	Level 3 Communications, Inc.,
1,065	8.875%, 06/01/19	1,169
7,185	11.875%, 02/01/19	8,101
	Level 3 Financing, Inc.,
2,814	6.125%, 01/15/21 (e)	2,955
1,515	7.000%, 06/01/20	1,636

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
13,963	8.125%, 07/01/19	15,272
1,420	8.625%, 07/15/20	1,590
340	VAR, 3.846%, 01/15/18 (e)	345
870	Liberty Interactive LLC, 8.250%, 02/01/30	953
3,000	Liberty Mutual Group, Inc., 7.800%, 03/15/37 (e)	3,413
1,324	VAR, 10.750%, 06/15/58 (e)	1,999
594	Liberty Tire Recycling LLC, 11.000%, 10/01/16 (e)	576
	LifePoint Hospitals, Inc.,
815	5.500%, 12/01/21 (e)	848
200	6.625%, 10/01/20	218
	Linn Energy LLC/Linn Energy Finance Corp.,
6,550	7.250%, 11/01/19 (e)	6,771
3,350	7.750%, 02/01/21	3,585
1,018	Live Nation Entertainment, Inc., 7.000%, 09/01/20 (e)	1,110
300	Louisiana-Pacific Corp., 7.500%, 06/01/20	332
1,423	M/I Homes, Inc., 8.625%, 11/15/18	1,533
3,805	Magnachip Semiconductor Corp., 6.625%, 07/15/21	3,776
2,995	Manitowoc Co., Inc. (The), 8.500%, 11/01/20	3,362
6,215	Marina District Finance Co., Inc., 9.875%, 08/15/18	6,619
	MarkWest Energy Partners LP/MarkWest Energy Finance Corp.,
585	4.500%, 07/15/23	570
5,200	5.500%, 02/15/23	5,395
367	6.250%, 06/15/22	395
325	6.500%, 08/15/21	351
925	6.750%, 11/01/20	1,004
1,237	Martin Midstream Partners LP/Martin Midstream Finance Corp., 7.250%, 02/15/21 (e)	1,290
	Masco Corp.,
261	5.950%, 03/15/22	285
56	7.125%, 03/15/20	65
430	MasTec, Inc., 4.875%, 03/15/23	415
450	McGraw-Hill Global Education Holdings LLC/McGraw-Hill Global Education Finance, 10.000%, 04/01/21 (e)	515
1,239	Mediacom LLC/Mediacom Capital Corp., 9.125%, 08/15/19	1,321
560	Memorial Resource Development LLC/Memorial Resource Finance Corp., PIK, 10.000%, 12/15/18 (e)	575
1,267	Meritage Homes Corp., 7.000%, 04/01/22	1,389
26,885	MetLife, Inc., 6.400%, 12/15/36	29,170
	MetroPCS Wireless, Inc.,
2,881	6.625%, 11/15/20	3,076
55	7.875%, 09/01/18	58

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN FUNDS	APRIL 30, 2014

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — continued
	United States — continued
	MGM Resorts International,
1,225	5.250%, 03/31/20	1,259
500	6.625%, 12/15/21	550
3,625	6.750%, 10/01/20	4,006
4,120	7.625%, 01/15/17	4,687
9,644	7.750%, 03/15/22	11,192
9,100	8.625%, 02/01/19	10,863
2,350	11.375%, 03/01/18	3,049
2,175	Michael Foods Group, Inc., 9.750%, 07/15/18	2,311
7,710	Michael’s Stores, Inc., 7.750%, 11/01/18	8,163
987	Micron Technology, Inc., 5.875%, 02/15/22 (e)	1,041
152	Midstates Petroleum Co., Inc./Midstates Petroleum Co. LLC, 10.750%, 10/01/20	164
1,630	Milacron LLC/Mcron Finance Corp., 7.750%, 02/15/21 (e)	1,785
150	Mobile Mini, Inc., 7.875%, 12/01/20	166
	Motors Liquidation Co.,
10	6.750%, 05/01/28 (d) (i)	—	(h)
11	7.750%, 03/15/36 (d) (i)	—	(h)
115	8.375%, 07/15/33 (d) (i)	—	(h)
3,145	MPH Acquisition Holdings LLC, 6.625%, 04/01/22 (e)	3,255
778	MPT Operating Partnership LP/MPT Finance Corp., 6.375%, 02/15/22	834
630	MTR Gaming Group, Inc., 11.500%, 08/01/19	709
182	Murphy Oil USA, Inc., 6.000%, 08/15/23 (e)	188
778	Mustang Merger Corp., 8.500%, 08/15/21 (e)	852
4,000	Mylan, Inc., 7.875%, 07/15/20 (e)	4,464
455	National Financial Partners Corp., 9.000%, 07/15/21 (e)	490
1,835	National Mentor Holdings, Inc., 12.500%, 02/15/18 (e)	1,950
	Nationstar Mortgage LLC/Nationstar Capital Corp.,
272	6.500%, 07/01/21	259
259	6.500%, 06/01/22	245
434	7.875%, 10/01/20	444
421	9.625%, 05/01/19	467
347	Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S., Inc., 8.125%, 11/15/21 (e)	362
2,169	Navios South American Logistics, Inc./Navios Logistics Finance US, Inc., 7.250%, 05/01/22 (e)	2,174
	NCR Corp.,
246	5.000%, 07/15/22	251

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
115	5.875%, 12/15/21 (e)	122
290	6.375%, 12/15/23 (e)	310
55	Neebo, Inc., 15.000%, 06/30/16 (e)	57
1,497	Neiman Marcus Group Ltd. LLC, 8.000%, 10/15/21 (e)	1,639
	Netflix, Inc.,
1,164	5.375%, 02/01/21	1,210
1,045	5.750%, 03/01/24 (e)	1,082
	Neuberger Berman Group LLC/Neuberger Berman Finance Corp.,
450	5.625%, 03/15/20 (e)	474
747	5.875%, 03/15/22 (e)	795
	New Albertsons, Inc.,
254	6.625%, 06/01/28	191
521	7.750%, 06/15/26	443
630	8.000%, 05/01/31	535
579	8.700%, 05/01/30	510
	Newfield Exploration Co.,
1,204	5.625%, 07/01/24	1,255
2,100	5.750%, 01/30/22	2,252
975	6.875%, 02/01/20	1,039
250	7.125%, 05/15/18	259
3,828	Nexstar Broadcasting, Inc., 6.875%, 11/15/20	4,096
750	NGL Energy Partners LP/NGL Energy Finance Corp., 6.875%, 10/15/21 (e)	780
	Nielsen Finance LLC/Nielsen Finance Co.,
1,885	4.500%, 10/01/20	1,899
2,668	5.000%, 04/15/22 (e)	2,675
4,944	NII Capital Corp., 7.625%, 04/01/21	1,471
3,179	Northwest Airlines 2007-1 Class A Pass-Through Trust, 7.027%, 11/01/19	3,624
	NRG Energy, Inc.,
600	6.250%, 07/15/22 (e)	620
1,275	6.250%, 05/01/24 (e)	1,280
2,266	6.625%, 03/15/23	2,368
5,245	7.625%, 01/15/18	5,940
2,236	7.875%, 05/15/21	2,479
1,000	8.250%, 09/01/20	1,104
1,337	Nuance Communications, Inc., 5.375%, 08/15/20 (e)	1,347
1,100	Oasis Petroleum, Inc., 6.875%, 03/15/22 (e)	1,194
758	Ocean Rig UDW, Inc., 7.250%, 04/01/19	724
	Oil States International, Inc.,
286	5.125%, 01/15/23	320
2,045	6.500%, 06/01/19	2,150

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2014	J.P. MORGAN FUNDS	31

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2014 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — continued
	United States — continued
1,325	Olin Corp., 5.500%, 08/15/22	1,361
602	Omnicare, Inc., 7.750%, 06/01/20	659
905	OMNOVA Solutions, Inc., 7.875%, 11/01/18	968
473	Oppenheimer Holdings, Inc., 8.750%, 04/15/18	505
2,000	Oshkosh Corp., 8.500%, 03/01/20	2,188
3,715	PAETEC Holding Corp., 9.875%, 12/01/18	4,049
440	Par Pharmaceutical Cos., Inc., 7.375%, 10/15/20	477
	Parker Drilling Co.,
1,050	6.750%, 07/15/22 (e)	1,087
660	7.500%, 08/01/20	706
5,521	Party City Holdings, Inc., 8.875%, 08/01/20	6,156
667	PC Nextco Holdings LLC/PC Nextco Finance, Inc., PIK, 8.750%, 08/15/19 (e)	689
	Peabody Energy Corp.,
410	6.000%, 11/15/18	436
8,555	6.250%, 11/15/21	8,683
196	Penn Virginia Resource Partners LP/Penn Virginia Resource Finance Corp., 6.500%, 05/15/21	211
370	Penske Automotive Group, Inc., 5.750%, 10/01/22	387
750	Petrohawk Energy Corp., 7.250%, 08/15/18	792
600	PetroLogistics LP/PetroLogistics Finance Corp., 6.250%, 04/01/20	613
674	PF Chang’s China Bistro, Inc., 10.250%, 06/30/20 (e)	701
623	PHI, Inc., 5.250%, 03/15/19 (e)	632
2,690	Pilgrim’s Pride Corp., 7.875%, 12/15/18	2,882
	Pioneer Energy Services Corp.,
408	6.125%, 03/15/22 (e)	418
425	9.875%, 03/15/18	448
	Pioneer Natural Resources Co.,
425	6.875%, 05/01/18	502
231	7.500%, 01/15/20	283
1,139	Pittsburgh Glass Works LLC, 8.000%, 11/15/18 (e)	1,242
	Plains Exploration & Production Co.,
10,163	6.500%, 11/15/20	11,217
1,309	6.750%, 02/01/22	1,461
588	6.875%, 02/15/23	659
1,200	PNK Finance Corp., 6.375%, 08/01/21 (e)	1,260
4,127	Polymer Group, Inc., 7.750%, 02/01/19	4,426
	PolyOne Corp.,
2,611	5.250%, 03/15/23	2,637
2,989	7.375%, 09/15/20	3,273

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
	Post Holdings, Inc.,
2,186	6.750%, 12/01/21 (e)	2,290
9,600	7.375%, 02/15/22	10,272
4,365	PPL Capital Funding, Inc., VAR, 6.700%, 03/30/67	4,409
	Prestige Brands, Inc.,
775	5.375%, 12/15/21 (e)	795
136	8.125%, 02/01/20	152
150	Prince Mineral Holding Corp., 11.500%, 12/15/19 (e)	168
	Prudential Financial, Inc.,
20,145	VAR, 5.200%, 03/15/44	19,994
18,735	VAR, 5.625%, 06/15/43	19,344
20,685	VAR, 5.875%, 09/15/42	21,771
	QEP Resources, Inc.,
769	5.250%, 05/01/23	761
3,625	5.375%, 10/01/22	3,634
1,871	6.875%, 03/01/21	2,068
1,200	Quad/Graphics, Inc., 7.000%, 05/01/22 (e)	1,200
360	Quiksilver, Inc./QS Wholesale, Inc., 7.875%, 08/01/18 (e)	391
	QVC, Inc.,
200	5.125%, 07/02/22	210
1,005	7.375%, 10/15/20 (e)	1,082
	Qwest Capital Funding, Inc.,
239	6.875%, 07/15/28	236
1,867	7.750%, 02/15/31	1,886
375	Qwest Corp., 7.250%, 09/15/25	430
	R.R. Donnelley & Sons Co.,
765	7.000%, 02/15/22	842
665	7.875%, 03/15/21	761
465	Radio One, Inc., 9.250%, 02/15/20 (e)	495
1,750	Radio Systems Corp., 8.375%, 11/01/19 (e)	1,918
	Rain CII Carbon LLC/CII Carbon Corp.,
1,250	8.000%, 12/01/18 (e)	1,309
1,240	8.250%, 01/15/21 (e)	1,290
	Range Resources Corp.,
569	5.000%, 08/15/22	585
427	5.000%, 03/15/23	435
10	6.750%, 08/01/20	11
720	RCN Telecom Services LLC/RCN Capital Corp., 8.500%, 08/15/20 (e)	763
129	Real Mex Restaurants, Inc., 11.000%, 05/15/14 (i)	129
4,015	Realogy Group LLC, 7.625%, 01/15/20 (e)	4,477

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN FUNDS	APRIL 30, 2014

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — continued
	United States — continued
	Regal Entertainment Group,
400	5.750%, 03/15/22	412
1,200	5.750%, 06/15/23	1,224
315	5.750%, 02/01/25	312
	Regency Energy Partners LP/Regency Energy Finance Corp.,
292	4.500%, 11/01/23	275
2,245	5.500%, 04/15/23	2,273
1,043	5.875%, 03/01/22	1,093
1,145	6.500%, 07/15/21	1,231
1,250	Reliance Holding USA, Inc., Reg. S, 5.400%, 02/14/22	1,310
165	Resolute Forest Products, Inc., 5.875%, 05/15/23 (e)	160
600	Revlon Consumer Products Corp., 5.750%, 02/15/21	604
	Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC,
9,310	5.750%, 10/15/20	9,682
800	6.875%, 02/15/21	861
2,100	7.125%, 04/15/19	2,216
3,275	7.875%, 08/15/19	3,594
1,000	8.250%, 02/15/21	1,081
3,625	8.500%, 05/15/18	3,788
10,050	9.000%, 04/15/19	10,728
14,532	9.875%, 08/15/19	16,131
2,510	RHP Hotel Properties LP/RHP Finance Corp., 5.000%, 04/15/21	2,504
798	Ridgebury Crude Tankers LLC, 7.625%, 03/20/17 (e)	816
	Rite Aid Corp.,
910	6.750%, 06/15/21	989
580	8.000%, 08/15/20	641
950	9.250%, 03/15/20	1,083
2,250	10.250%, 10/15/19	2,461
901	Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp., 9.500%, 06/15/19 (e)	984
74	Roofing Supply Group LLC/Roofing Supply Finance, Inc., 10.000%, 06/01/20 (e)	82
	Rosetta Resources, Inc.,
1,680	5.625%, 05/01/21	1,709
2,644	5.875%, 06/01/22	2,697
775	Ryerson, Inc./Joseph T Ryerson & Son, Inc., 9.000%, 10/15/17	832
320	Sabine Oil & Gas LLC/Sabine Oil & Gas Finance Corp., 9.750%, 02/15/17	334

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
	Sabine Pass Liquefaction LLC,
7,379	5.625%, 04/15/23	7,453
1,337	5.625%, 02/01/21	1,381
1,113	6.250%, 03/15/22 (e)	1,167
9,098	Sabre GLBL, Inc., 8.500%, 05/15/19 (e)	10,031
655	Salix Pharmaceuticals Ltd., 6.000%, 01/15/21 (e)	702
	Sally Holdings LLC/Sally Capital, Inc.,
500	5.500%, 11/01/23	509
2,000	5.750%, 06/01/22	2,125
1,500	6.875%, 11/15/19	1,640
2,330	Samson Investment Co., 10.750%, 02/15/20 (e)	2,458
	SandRidge Energy, Inc.,
5,325	7.500%, 03/15/21	5,658
500	8.125%, 10/15/22	541
2,991	SBA Telecommunications, Inc., 5.750%, 07/15/20	3,141
	Sealed Air Corp.,
433	5.250%, 04/01/23 (e)	437
600	6.500%, 12/01/20 (e)	663
8,689	8.375%, 09/15/21 (e)	10,014
500	Sears Holdings Corp., 6.625%, 10/15/18	461
562	SemGroup Corp., 7.500%, 06/15/21	610
2,395	Seminole Hard Rock Entertainment, Inc./Seminole Hard Rock International LLC, 5.875%, 05/15/21 (e)	2,389
2,106	Seneca Gaming Corp., 8.250%, 12/01/18 (e)	2,253
9,217	Serta Simmons Holdings LLC, 8.125%, 10/01/20 (e)	10,116
	Service Corp. International,
176	5.375%, 01/15/22	179
260	5.375%, 05/15/24 (e)	262
680	6.750%, 04/01/16	738
2,842	7.000%, 05/15/19	3,034
2,735	7.500%, 04/01/27	2,920
700	7.625%, 10/01/18	811
1,240	8.000%, 11/15/21	1,437
850	SESI LLC, 7.125%, 12/15/21	956
408	Shearer’s Foods LLC/Chip Fin Corp., 9.000%, 11/01/19 (e)	446
1,025	Shingle Springs Tribal Gaming Authority, 9.750%, 09/01/21 (e)	1,143
910	Signode Industrial Group Lux S.A./Signode Industrial Group US, Inc., 6.375%, 05/01/22 (e)	919

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2014	J.P. MORGAN FUNDS	33

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2014 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — continued
	United States — continued
	Sinclair Television Group, Inc.,
6,829	5.375%, 04/01/21	6,795
2,480	6.125%, 10/01/22	2,533
435	8.375%, 10/15/18	465
	Sirius XM Radio, Inc.,
9,472	4.250%, 05/15/20 (e)	9,093
722	4.625%, 05/15/23 (e)	668
165	5.250%, 08/15/22 (e)	178
2,200	5.750%, 08/01/21 (e)	2,255
485	5.875%, 10/01/20 (e)	506
	SITEL LLC/Sitel Finance Corp.,
666	11.000%, 08/01/17 (e)	714
805	11.500%, 04/01/18	763
1,230	Six Flags Entertainment Corp., 5.250%, 01/15/21 (e)	1,242
	SM Energy Co.,
960	5.000%, 01/15/24 (e)	941
2,225	6.500%, 11/15/21	2,392
925	6.500%, 01/01/23	996
2,093	6.625%, 02/15/19	2,237
	Smithfield Foods, Inc.,
2,875	5.250%, 08/01/18 (e)	2,997
1,289	5.875%, 08/01/21 (e)	1,355
1,391	6.625%, 08/15/22	1,518
2,050	7.750%, 07/01/17	2,373
	Spectrum Brands, Inc.,
1,520	6.375%, 11/15/20	1,649
2,333	6.625%, 11/15/22	2,549
4,775	6.750%, 03/15/20	5,151
450	Spirit AeroSystems, Inc., 5.250%, 03/15/22 (e)	456
	Sprint Capital Corp.,
1,059	6.900%, 05/01/19	1,162
15,404	8.750%, 03/15/32	17,233
	Sprint Communications, Inc.,
1,115	6.000%, 12/01/16	1,221
2,300	6.000%, 11/15/22	2,317
1,750	7.000%, 03/01/20 (e)	2,019
4,335	7.000%, 08/15/20	4,714
15,195	9.000%, 11/15/18 (e)	18,519
305	11.500%, 11/15/21	409
	Sprint Corp.,
958	7.125%, 06/15/24 (e)	1,006
10,253	7.250%, 09/15/21 (e)	11,176
11,111	7.875%, 09/15/23 (e)	12,250
	Standard Pacific Corp.,
1,275	8.375%, 01/15/21	1,511
319	10.750%, 09/15/16	381

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
2,025	Station Casinos LLC, 7.500%, 03/01/21	2,167
	Steel Dynamics, Inc.,
865	5.250%, 04/15/23	879
330	6.125%, 08/15/19	360
330	6.375%, 08/15/22	361
850	7.625%, 03/15/20	920
95	Stewart Enterprises, Inc., 6.500%, 04/15/19	100
2,672	Stone Energy Corp., 7.500%, 11/15/22	2,899
114	Suburban Propane Partners LP/Suburban Energy Finance Corp., 7.375%, 08/01/21	125
391	Summit Midstream Holdings LLC/Summit Midstream Finance Corp., 7.500%, 07/01/21	420
390	SunGard Availability Services Capital, Inc., 8.750%, 04/01/22 (e)	376
	SunGard Data Systems, Inc.,
994	6.625%, 11/01/19	1,041
1,349	7.375%, 11/15/18	1,430
2,962	7.625%, 11/15/20	3,236
1,906	SUPERVALU, Inc., 8.000%, 05/01/16	2,109
	Swift Energy Co.,
450	7.125%, 06/01/17	455
1,176	7.875%, 03/01/22	1,170
929	8.875%, 01/15/20	975
772	Talos Production LLC/Talos Production Finance, Inc., 9.750%, 02/15/18 (e)	813
	Targa Resources Partners LP/Targa Resources Partners Finance Corp.,
850	5.250%, 05/01/23	850
218	6.375%, 08/01/22	233
655	6.875%, 02/01/21	703
116	7.875%, 10/15/18	123
277	Taylor Morrison Communities, Inc./Monarch Communities, Inc., 7.750%, 04/15/20 (e)	304
1,575	Tempur Sealy International, Inc., 6.875%, 12/15/20	1,717
	Tenet Healthcare Corp.,
1,021	4.500%, 04/01/21	991
12,000	4.750%, 06/01/20	12,060
600	5.000%, 03/01/19 (e)	601
4,629	6.000%, 10/01/20 (e)	4,860
510	6.250%, 11/01/18	561
4,120	6.750%, 02/01/20	4,326
8,898	8.000%, 08/01/20	9,677
5,906	8.125%, 04/01/22	6,556
	Terex Corp.,
5,435	6.000%, 05/15/21	5,815
2,200	6.500%, 04/01/20	2,387
480	Tesoro Corp., 5.125%, 04/01/24	478

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN FUNDS	APRIL 30, 2014

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — continued
	United States — continued
	Tesoro Logistics LP/Tesoro Logistics Finance Corp.,
6,490	5.875%, 10/01/20 (e)	6,798
1,000	6.125%, 10/15/21	1,058
665	Time, Inc., 5.750%, 04/15/22 (e)	663
	T-Mobile USA, Inc.,
595	5.250%, 09/01/18	627
1,495	6.125%, 01/15/22	1,572
5,271	6.250%, 04/01/21	5,614
405	6.464%, 04/28/19	429
360	6.500%, 01/15/24	377
1,700	6.625%, 04/01/23	1,819
6,029	6.633%, 04/28/21	6,511
7,285	6.731%, 04/28/22	7,859
1,602	6.836%, 04/28/23	1,724
135	Toll Brothers Finance Corp., 6.750%, 11/01/19	154
1,635	Tops Holding Corp./Tops Markets LLC, 8.875%, 12/15/17	1,782
	TransDigm, Inc.,
480	5.500%, 10/15/20	485
500	7.750%, 12/15/18	532
548	TransUnion Holding Co., Inc., 8.875%, 06/15/18	573
35	Triumph Group, Inc., 8.625%, 07/15/18	37
1,665	Tronox Finance LLC, 6.375%, 08/15/20	1,698
2,375	Tutor Perini Corp., 7.625%, 11/01/18	2,523
	tw telecom holdings, Inc.,
900	5.375%, 10/01/22	914
3,000	6.375%, 09/01/23	3,195
1,755	U.S. Airways 2013-1 Class B Pass-Through Trust, 5.375%, 11/15/21	1,799
800	U.S. Concrete, Inc., 8.500%, 12/01/18 (e)	866
502	UAL 2007-1 Pass- Through Trust, 6.636%, 07/02/22	550
2,100	UCI International, Inc., 8.625%, 02/15/19	2,027
1,010	Unifrax I LLC/Unifrax Holding Co., 7.500%, 02/15/19 (e)	1,066
4,380	Unit Corp., 6.625%, 05/15/21	4,643
	United Rentals North America, Inc.,
274	5.750%, 07/15/18	293
505	5.750%, 11/15/24	524
2,078	6.125%, 06/15/23	2,234
435	7.375%, 05/15/20	482
9,927	7.625%, 04/15/22	11,168
5,355	8.250%, 02/01/21	5,991
2,725	8.375%, 09/15/20	3,021
4,787	United Surgical Partners International, Inc., 9.000%, 04/01/20	5,343

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
1,300	Universal Health Services, Inc., 7.000%, 10/01/18	1,371
	Univision Communications, Inc.,
2,000	5.125%, 05/15/23 (e)	2,040
4,533	6.750%, 09/15/22 (e)	4,986
750	7.875%, 11/01/20 (e)	824
750	8.500%, 05/15/21 (e)	825
	USG Corp.,
371	5.875%, 11/01/21 (e)	394
37	7.875%, 03/30/20 (e)	41
886	USI, Inc., 7.750%, 01/15/21 (e)	915
2,920	Vail Resorts, Inc., 6.500%, 05/01/19	3,073
660	Vanguard Natural Resources LLC/VNR Finance Corp., 7.875%, 04/01/20	711
1,716	Viasystems, Inc., 7.875%, 05/01/19 (e)	1,828
13,110	Voya Financial, Inc., VAR, 5.650%, 05/15/53	13,109
	Vulcan Materials Co.,
48	6.500%, 12/01/16	53
7,380	7.500%, 06/15/21	8,690
	VWR Funding, Inc.,
1,880	7.250%, 09/15/17	2,016
150	10.750%, 06/30/17 (e)	150
2,380	W&T Offshore, Inc., 8.500%, 06/15/19	2,570
1,110	Walter Investment Management Corp., 7.875%, 12/15/21 (e)	1,102
1,296	WCI Communities, Inc., 6.875%, 08/15/21 (e)	1,335
495	Wells Enterprises, Inc., 6.750%, 02/01/20 (e)	512
386	Western Refining, Inc., 6.250%, 04/01/21	401
1,150	Westmoreland Coal Co./Westmoreland Partners, 10.750%, 02/01/18 (e)	1,251
	Whiting Petroleum Corp.,
1,750	5.000%, 03/15/19	1,842
6,700	5.750%, 03/15/21	7,186
	Windstream Corp.,
365	6.375%, 08/01/23	355
1,022	7.500%, 06/01/22	1,091
862	7.500%, 04/01/23	909
3,924	7.750%, 10/15/20	4,238
11,560	7.750%, 10/01/21	12,514
75	8.125%, 09/01/18	79
	WMG Acquisition Corp.,
225	5.625%, 04/15/22 (e)	228
3,493	6.000%, 01/15/21 (e)	3,659
1,120	6.750%, 04/15/22 (e)	1,128
	WPX Energy, Inc.,
835	5.250%, 01/15/17	895
6,585	6.000%, 01/15/22	6,807

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2014	J.P. MORGAN FUNDS	35

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2014 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — continued
	United States — continued
2,010	Zayo Group LLC/Zayo Capital, Inc., 10.125%, 07/01/20	2,327

		2,152,479

	Venezuela — 0.1%
	Petroleos de Venezuela S.A.,
10,180	Reg. S, 5.375%, 04/12/27	5,870
2,120	Reg. S, 6.000%, 11/15/26	1,270
5,290	Reg. S, 8.500%, 11/02/17	4,784

		11,924

	Total Corporate Bonds (Cost $2,545,834)	2,636,015

Foreign Government Securities — 3.1%
	Argentina — 0.1%
738	City of Buenos Aires, Reg. S, 12.500%, 04/06/15	760
	Provincia de Buenos Aires,
2,332	Reg. S, 9.625%, 04/18/28	1,924
2,899	Reg. S, 10.875%, 01/26/21	2,646
479	Reg. S, 11.750%, 10/05/15	467
2,370	Republic of Argentina, 8.750%, 06/02/17	2,216

		8,013

	Aruba — 0.1%
5,290	Government of Aruba, 4.625%, 09/14/23 (e)	5,052

	Brazil — 0.2%
10,805	Citigroup, Inc., CLN, 0.000%, 01/03/17 (linked to Federal Republic of Brazil, 0.000%, 01/01/17; credit rating BBB) (i)	8,085
	Federal Republic of Brazil,
1,250	7.125%, 01/20/37	1,537
12,500	11.000%, 08/17/40	14,094

		23,716

	Colombia — 0.0% (g)
850	Republic of Colombia, 6.125%, 01/18/41	977

	Costa Rica — 0.1%
7,250	Republic of Costa Rica, Reg. S, 9.995%, 08/01/20	8,990

	Croatia — 0.0% (g)
	Republic of Croatia,
550	Reg. S, 6.250%, 04/27/17	590
1,800	Reg. S, 6.750%, 11/05/19	1,973

		2,563

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Dominican Republic — 0.2%
	Government of Dominican Republic,
1,280	7.450%, 04/30/44 (e)	1,302
1,465	9.040%, 01/23/18 (e)	1,604
1,700	Reg. S, 5.875%, 04/18/24	1,696
9,537	Reg. S, 9.040%, 01/23/18	10,443

		15,045

	El Salvador — 0.1%
3,780	Republic of El Salvador, Reg. S, 7.750%, 01/24/23	4,215

	Ghana — 0.1%
5,850	Republic of Ghana, Reg. S, 8.500%, 10/04/17	6,020
1,370	Standard Bank plc, CLN, 21.000%, 10/28/15 (linked to Government of Ghana 3-Year Bond, 21.000%, 10/26/15; credit rating B) (e) (i)	705

		6,725

	Honduras — 0.0% (g)
3,360	Republic of Honduras, 8.750%, 12/16/20 (e)	3,662

	Hungary — 0.2%
	Republic of Hungary,
3,090	5.375%, 03/25/24	3,202
3,230	5.750%, 11/22/23	3,447
2,524	6.375%, 03/29/21	2,802
1,950	7.625%, 03/29/41	2,335
7,192	7.625%, 03/29/41	8,667

		20,453

	Indonesia — 0.2%
	Republic of Indonesia,
1,650	5.875%, 01/15/24 (e)	1,780
700	5.875%, 01/15/24 (e)	758
810	6.750%, 01/15/44 (e)	896
14,842	Reg. S, 11.625%, 03/04/19	20,036

		23,470

	Iraq — 0.1%
13,815	Republic of Iraq, Reg. S, 5.800%, 01/15/28	12,344

	Italy — 0.2%
	Republic of Italy,
EUR 1,000	4.250%, 03/01/20	1,555
EUR 4,400	4.500%, 05/01/23	6,858
EUR 2,300	4.750%, 08/01/23 (e)	3,655
EUR 4,900	4.750%, 09/01/28 (e)	7,668

		19,736

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN FUNDS	APRIL 30, 2014

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Foreign Government Securities — continued
	Kenya — 0.0% (g)
750	Citigroup, Inc., CLN, 0.000%, 11/15/32 (linked to Republic of Kenya, 0.000%, 11/15/32; credit rating B+) (i)	722

	Nigeria — 0.1%
4,500	Citigroup, Inc., CLN, 16.390%, 01/31/22 (linked to Republic of Nigeria Treasury 10-Year Bond, 16.390%, 01/27/22; credit rating BB-) (e) (i)	4,206

	Pakistan — 0.0% (g)
	Republic of Pakistan,
2,840	8.250%, 04/15/24 (e)	2,812
400	Reg. S, 6.875%, 06/01/17	404

		3,216

	Peru — 0.0% (g)
710	Republic of Peru, 5.625%, 11/18/50	779

	Philippines — 0.1%
	Republic of Philippines,
1,070	4.200%, 01/21/24	1,109
810	5.500%, 03/30/26	918
600	7.500%, 09/25/24	766
5,040	10.625%, 03/16/25	7,869

		10,662

	Portugal — 0.1%
	Portugal Obrigacoes do Tesouro OT,
EUR 800	4.200%, 10/15/16 (e)	1,185
EUR 1,500	4.350%, 10/16/17 (e)	2,252
EUR 6,882	4.750%, 06/14/19 (e)	10,542

		13,979

	Romania — 0.2%
	Republic of Romania,
12,470	6.750%, 02/07/22 (e)	14,808
1,920	Reg. S, 6.125%, 01/22/44	2,117

		16,925

	Russia — 0.2%
	Russian Federation,
5,600	Reg. S, 4.875%, 09/16/23	5,341
2,400	Reg. S, 5.875%, 09/16/43	2,238
8,390	Reg. S, 12.750%, 06/24/28	13,466

		21,045

	Serbia — 0.1%
12,390	Republic of Serbia, Reg. S, 7.250%, 09/28/21	13,784

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Slovenia — 0.1%
	Slovenia Government International Bond,
1,400	5.250%, 02/18/24 (e)	1,452
1,900	5.250%, 02/18/24 (e)	1,981
4,100	Reg. S, 4.750%, 05/10/18	4,341

		7,774

	South Africa — 0.1%
	Republic of South Africa,
3,090	4.665%, 01/17/24	3,125
2,300	5.875%, 05/30/22	2,551
3,000	5.875%, 09/16/25	3,292

		8,968

	Spain — 0.3%
	Kingdom of Spain,
EUR 1,600	4.800%, 01/31/24	2,559
EUR 4,250	4.850%, 10/31/20	6,858
EUR 10,050	5.400%, 01/31/23 (e)	16,714

		26,131

	Sri Lanka — 0.0% (g)
	Republic of Sri Lanka,
2,710	Reg. S, 5.875%, 07/25/22	2,703
680	Reg. S, 6.250%, 10/04/20	709

		3,412

	Turkey — 0.1%
	Republic of Turkey,
4,160	6.000%, 01/14/41	4,316
1,750	6.250%, 09/26/22	1,947
2,790	7.000%, 06/05/20	3,205
790	7.375%, 02/05/25	940

		10,408

	Ukraine — 0.0% (g)
	Republic of Ukraine,
1,432	Reg. S, 6.250%, 06/17/16	1,210
568	Reg. S, 6.750%, 11/14/17	481

		1,691

	Uruguay — 0.0% (g)
	Republic of Uruguay,
1,280	7.625%, 03/21/36	1,671
1,230	8.000%, 11/18/22	1,568

		3,239

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2014	J.P. MORGAN FUNDS	37

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2014 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Foreign Government Securities — continued
	Venezuela — 0.1%
	Republic of Venezuela,
8,970	7.650%, 04/21/25	6,616
3,380	Reg. S, 12.750%, 08/23/22	3,346

		9,962

	Zambia — 0.0% (g)
1,110	Republic of Zambia, 8.500%, 04/14/24 (e)	1,160

	Total Foreign Government Securities (Cost $304,665)	313,024

Loan Assignments — 1.1%
	Cayman Islands — 0.0% (g)
660	Shelf Drilling Midco Ltd., Term Loan, VAR, 10.000%, 10/08/18	673

	Singapore — 0.0% (g)
1,011	Avago Technologies Ltd., Term Loan B, VAR, 04/11/21 ^	1,014

	United States — 1.1%
1,355	Alcatel-Lucent USA, Inc., U.S. Term Loan, VAR, 4.500%, 01/30/19	1,354
	Alliance Healthcare Services, Inc., Term Loan,
282	VAR, 4.250%, 06/03/19	281
253	VAR, 4.250%, 06/03/19	253
246	VAR, 4.250%, 06/03/19	246
229	VAR, 4.250%, 06/03/19	228
211	VAR, 4.250%, 06/03/19	211
176	VAR, 4.250%, 06/03/19	176
70	VAR, 4.250%, 06/03/19	70
187	Alon USA Partners LP, MLP Term Loans, VAR, 9.250%, 11/26/18	193
1,072	Altice Financing S.A., Term Loan, VAR, 5.500%, 07/02/19	1,091
645	American Casino & Entertainment Properties LLC, Term Loan, VAR, 4.500%, 07/03/19	648
	Aot Holdings Ltd., 1st Lien Senior Secured Term Loan,
447	VAR, 4.250%, 10/01/19	447
367	VAR, 4.250%, 10/01/19	367
205	VAR, 4.250%, 10/01/19	205
43	VAR, 4.250%, 10/01/19	43
35	VAR, 4.250%, 10/01/19	34
1,133	Arch Coal, Inc., Term Loan, VAR, 6.250%, 05/16/18	1,100
795	Attachmate Corp., 1st Lien Term Loan, VAR, 7.250%, 11/22/17	796
46	VAR, 7.250%, 11/22/17	47

PRINCIPAL AMOUNT		SECURITY DESCRIPTION	VALUE

		United States — continued
		Autoparts Holdings Ltd., Term Loan,
79		VAR, 6.500%, 07/29/17	79
40		VAR, 6.500%, 07/29/17	40
908		Avaya, Inc., Term Loan B3 Extending Tranche, VAR, 4.734%, 10/26/17	876
394		Avaya, Inc., Term Loan B6, VAR, 6.500%, 03/31/18	392
249		AZ Chem U.S., Inc., Term Loan, VAR, 5.250%, 12/22/17	249
278		BMC Software Finance, Inc., Initial U.S. Term Loan, VAR, 5.000%, 09/10/20 ^	276
		Carestream Health, Inc., Term Loan,
327		VAR, 5.000%, 06/07/19	328
—	(h)	VAR, 5.000%, 06/07/19	—	(h)
245		Catalent Pharma Solutions, Inc., Dollar Term-2 Loan, VAR, 4.250%, 09/15/17	245
241		Catalent Pharma Solutions, Inc., Extended Dollar Term–1 Loan, VAR, 3.650%, 09/15/16	241
1,500		Catalent Pharma Solutions, Inc., Term Loan, VAR, 6.500%, 12/31/17 ^	1,504
458		CCM Merger, Inc., Term Loan, VAR, 5.000%, 03/01/17	456
635		CDW Corp., Term Loan, VAR, 3.250%, 04/29/20	627
180		Ceridian Corp., 2013 New Replacement U.S. Term Loan, VAR, 4.402%, 05/09/17	180
13		Ceva Logistics U.S. Holdings, Inc., Canadian Term Loan, VAR, 6.500%, 03/19/21	13
77		Ceva Logistics U.S. Holdings, Inc., Dutch B.V. Term Loan, VAR, 6.500%, 03/19/21	76
73		Ceva Logistics U.S. Holdings, Inc., Pre- Funded L/C Loan, VAR, 6.500%, 03/19/21	73
106		Ceva Logistics U.S. Holdings, Inc., U.S. Term Loan, VAR, 6.500%, 03/19/21	106
		Chrysler Group LLC, Term Loan B,
1,354		VAR, 3.500%, 05/24/17	1,351
116		VAR, 3.500%, 05/24/17	116
3,225		Chrysler Group LLC, Tranche B Term Loan, VAR, 3.250%, 12/31/18 ^	3,198
		Cincinnati Bell, Inc., Tranche B Term Loan,
188		VAR, 4.000%, 09/10/20	186
188		VAR, 4.000%, 09/10/20	187
186		VAR, 4.000%, 09/10/20	184
2,076		Clear Channel Communications, Inc., Term Loan B, VAR, 3.800%, 01/29/16	2,058
3,707		Clear Channel Communications, Inc., Term Loan D, VAR, 6.900%, 01/30/19	3,676

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN FUNDS	APRIL 30, 2014

PRINCIPAL AMOUNT		SECURITY DESCRIPTION	VALUE
Loan Assignments — continued
		United States — continued
1,873		Clear Channel Communications, Inc., Tranche E Term Loan, VAR, 7.650%, 07/30/19	1,876
2,101		Dell International LLC, Term B Loan, VAR, 4.500%, 04/29/20	2,095
1,275		Delta Air Lines, Inc., Term Loan B1, VAR, 3.500%, 10/18/18	1,268
		Dole Food Co., Inc., Tranche B Term Loan,
233		VAR, 4.500%, 11/01/18	234
233		VAR, 4.500%, 11/01/18	233
233		VAR, 4.500%, 11/01/18	233
233		VAR, 4.500%, 11/01/18	233
233		VAR, 4.500%, 11/01/18	233
233		VAR, 4.500%, 11/01/18	233
233		VAR, 4.500%, 11/01/18	233
112		VAR, 4.500%, 11/01/18	112
—	(h)	VAR, 5.750%, 11/01/18	1
248		Ducommun, Inc., Term Loan, VAR, 4.750%, 06/28/17	248
938		DuPont Performance, (Axalta), Term Loan, VAR, 4.000%, 02/01/20	935
		Entercom Radio LLC, Term B-2 Loan,
176		VAR, 4.000%, 11/23/18	176
18		VAR, 4.000%, 11/23/18	18
5		VAR, 5.250%, 11/23/18	5
823		FGI Operating Co. LLC, Term B Loan, VAR, 5.500%, 04/19/19	831
2,160		Fieldwood Energy LLC, 2nd Lien Closing Date Loan, VAR, 8.375%, 09/30/20	2,225
1,400		First Data Corp., Extended 2018 Dollar Term Loan, VAR, 4.152%, 03/23/18	1,397
		Freescale Semiconductor, Inc., Term Loan B,
529		VAR, 4.250%, 02/28/20	528
149		VAR, 4.250%, 02/28/20	149
597		Freescale Semiconductor, Inc., Term Loan B5, VAR, 5.000%, 01/15/21	600
871		Go Daddy Group, Inc. (The), Term Loan B, VAR, 4.000%, 12/17/18	868
400		Graton Economic Development Authority, Closing Date Term Loan B, VAR, 9.000%, 08/22/18	417
3,535		Gymboree Corp. (The), Initial Term Loan (A & R), VAR, 5.000%, 02/23/18 ^	3,071
3,735		H. J. Heinz Co., Term B-2 Loan, VAR, 3.500%, 06/05/20 ^	3,740
		Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., Initial Term Loan,
500		VAR, 3.500%, 10/26/20	498

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
211	VAR, 3.500%, 10/26/20	210
39	VAR, 3.500%, 10/26/20	39
13	VAR, 3.500%, 10/26/20	13
266	Hubbard Radio LLC, 1st Lien Term Loan B, VAR, 4.500%, 04/29/19	266
	Integra Telecom Holdings, Inc., Term Loan,
121	VAR, 5.250%, 02/22/19	121
119	VAR, 5.250%, 02/22/19	119
474	Interactive Data Corp., Term Loan, VAR, 3.750%, 02/11/18	474
349	Intrawest Operations Group LLC, Initial Term Loan, VAR, 5.500%, 12/09/20	354
890	inVentiv Health, Inc., Consolidated Term Loan, VAR, 7.500%, 08/04/16	890
	J. Crew Group, Inc., Initial Loan,
235	VAR, 4.000%, 03/05/21	233
189	VAR, 4.000%, 03/05/21	187
169	VAR, 4.000%, 03/05/21	168
144	VAR, 4.000%, 03/05/21	143
2,233	J.C. Penney Corp., Inc., Term Loan, VAR, 6.000%, 05/22/18	2,215
441	McGraw-Hill Global Education Holdings LLC/McGraw-Hill Global Education Finance, Term B Loan Refinancing, VAR, 5.750%, 03/22/19	444
410	MEG Energy Corp., Incremental Term Loan, VAR, 3.750%, 03/31/20	409
559	Mohegan Tribal Gaming Authority, Term B Loan, VAR, 5.500%, 06/15/18	566
644	Navios Maritime Partners LP, Term Loan, VAR, 5.250%, 06/27/18 ^	651
273	OCI Beaumont, Term Loan B3, VAR, 5.000%, 08/20/19	276
165	Ozburn-Hessey Logistics LLC, Term Loan, VAR, 6.750%, 05/23/19	165
	Pinnacle Foods Finance LLC, 1st Lien Term Loan G,
6,947	VAR, 3.250%, 04/29/20	6,879
18	VAR, 3.250%, 04/29/20	17
191	Quikrete Holdings, Inc., 2nd Lien Initial Loan, VAR, 7.000%, 03/26/21	195
	R.H. Donnelley, Inc., Exit Term Loan,
523	VAR, 9.750%, 12/31/16	326
433	VAR, 9.750%, 12/31/16	270
969	Radio One, Inc., Term Loan, VAR, 7.500%, 03/31/16 ^	985
99	Realogy Corp., Extended Synthetic Commitments, VAR, 4.401%, 10/10/16	99

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2014	J.P. MORGAN FUNDS	39

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2014 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Loan Assignments — continued
	United States — continued
945	Remy International, Inc., Term Loan, VAR, 4.250%, 03/05/20	945
	Reynolds Group Holdings, Inc., Incramental U.S. Term Loan,
138	VAR, 4.000%, 12/01/18	138
119	VAR, 4.000%, 12/01/18	119
72	VAR, 4.000%, 12/01/18	72
395	Rite Aid Corp., 2nd Lien Term Loan, VAR, 5.750%, 08/21/20	402
2,125	Rite Aid Corp., Tranche 2 Term Loan, VAR, 4.875%, 06/21/21	2,146
1,944	ROC Finance LLC, Funded Term B Loan, VAR, 5.000%, 06/20/19 ^	1,884
1,414	RP Crown Parent LLC, New 1st Lien Term Loan, VAR, 6.000%, 12/21/18	1,409
1,217	Sabine Oil & Gas (NFR Energy), Term Loan, VAR, 8.750%, 12/31/18	1,230
1,626	Sears Roebuck Acceptance Corp., (KMART Corp.), Term Loan, VAR, 5.500%, 06/30/18	1,639
813	Shingle Springs Tribal Gaming Authority, Term B Loan, VAR, 6.250%, 08/29/19	833
1,500	Signode Industrial Group US, Inc., Term Loan, VAR, 04/09/21 ^	1,490
277	Sourcehov LLC, 2nd Lien Term Loan, VAR, 8.750%, 04/30/19	281
232	St. George’s University, Term Loan, VAR, 8.500%, 12/20/17	232
549	Stallion Oilfield Holdings, Inc., Term Loan B, VAR, 8.000%, 06/19/18	559
1,199	Station Casinos LLC, Term Loan, VAR, 4.250%, 03/02/20	1,199
639	Summit Materials LLC, Term Loan, VAR, 5.000%, 01/30/19	640
3,217	SUPERVALU, Inc., Term Loan B, VAR, 4.500%, 03/21/19	3,204
1,460	Syniverse Holdings, Inc., Initial Term Loan, VAR, 4.000%, 04/23/19	1,455
513	Syniverse Holdings, Inc., Tranche B Term Loan, VAR, 4.000%, 04/23/19	511
	Texas Competitive Electric Holdings Co. LLC, Extended Term Loan,
277	VAR, 4.737%, 10/10/17 (d)	209
1,945	VAR, 4.737%, 10/10/17 (d)	1,465
	Texas Competitive Electric Holdings Co. LLC, Non-Extended Term Loan,
149	VAR, 3.737%, 10/10/14 (d)	112
1,073	VAR, 3.737%, 10/10/14 (d)	807

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
1,197	Tribune Co., Initial Term Loan, VAR, 4.000%, 12/27/20	1,194
1,120	TWCC Holding Corp., Term Loan, VAR, 3.500%, 02/13/17 ^	1,107
968	UCI International, Inc., Term Loan, VAR, 5.500%, 07/26/17	968
446	Univision Communications, Inc., 2013 Incremental Term Loan, VAR, 4.000%, 03/01/20	443
2,982	Univision Communications, Inc., Replacement 1st Lien Term Loan, VAR, 4.000%, 03/01/20	2,969
666	Vantage Energy LLC, 2nd Lien Term Loan, VAR, 8.500%, 12/20/18	668
754	Vertis, Inc., 1st Lien Term Loan, VAR, 14.000%, 12/21/15 (i)	11
6,746	Visant Corp., Tranche B Term Loans, VAR, 5.250%, 12/22/16	6,584
1,307	Wabash National Corp., Initial Term Loan, VAR, 4.500%, 05/08/19	1,304
859	Walter Investment Management Corp., Tranche B Term Loan, VAR, 4.750%, 12/18/20	851
771	WildHorse Resources LLC, Term Loan, VAR, 7.500%, 12/13/18	780
498	WMG Acquisition Corp., Tranche B Refinancing Term Loan, VAR, 3.750%, 07/01/20	493
403	XO Communications LLC, Term Loan, VAR, 03/25/21 ^	403
399	Zayo Group LLC, Term Loan, VAR, 4.000%, 07/02/19	398

		105,065

	Total Loan Assignments (Cost $107,331)	106,752

Preferred Securities — 4.9% (x)
	Bermuda — 0.0% (g)
1,650	Catlin Insurance Co., Ltd., VAR, 7.249%, 01/19/17 (e)	1,700

	France — 0.2%
	Electricite de France,
1,500	VAR, 5.250%, 01/29/23 (e)	1,530
8,035	VAR, 5.250%, 01/29/23 (e)	8,200
10,240	VAR, 5.625%, 01/22/24 (e)	10,445

		20,175

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN FUNDS	APRIL 30, 2014

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Preferred Securities — continued
	Sweden — 0.0% (g)
735	Skandinaviska Enskilda Banken AB, VAR, 5.471%, 03/23/15 (e)	750

	United Arab Emirates — 0.1%
2,900	Emirates NBD Tier 1 Ltd., VAR, 5.750%, 05/30/19	2,813

	United Kingdom — 0.0% (g)
2,590	Swiss Re Capital I LP, VAR, 6.854%, 05/25/16 (e)	2,771

	United States — 4.6%
	Bank of America Corp.,
39,790	VAR, 5.200%, 06/01/23	37,403
27,169	Series K, VAR, 8.000%, 01/30/18	30,769
15,115	VAR, 8.125%, 05/15/18	17,163
7,845	Bank of New York Mellon Corp. (The), VAR, 4.500%, 06/20/23	7,192
32	CenterPoint Energy, Inc., SUB, 09/15/29 (a)	1,696
	Citigroup, Inc.,
40,750	VAR, 5.350%, 05/15/23	37,999
38,616	VAR, 5.950%, 01/30/23	38,182
19,625	Fifth Third Bancorp, VAR, 5.100%, 06/30/23	18,153
	General Electric Capital Corp.,
31,200	VAR, 5.250%, 06/15/23	30,771
37,200	VAR, 6.250%, 12/15/22	40,408
30,515	Goldman Sachs Capital II, VAR, 4.000%, 06/02/14	23,496
12,928	Goldman Sachs Group, Inc. (The), VAR, 5.700%, 05/10/19	13,203
29,340	Morgan Stanley, VAR, 5.450%, 07/15/19	29,597
	PNC Financial Services Group, Inc. (The),
17,665	VAR, 4.850%, 06/01/23	16,627
30,288	VAR, 6.750%, 08/01/21	33,393
5,945	UBS Preferred Funding Trust V, VAR, 6.243%, 05/15/16	6,309
27,170	Wachovia Capital Trust III, VAR, 5.570%, 06/02/14	26,151
	Wells Fargo & Co.,
17,092	VAR, 5.900%, 06/15/24	17,306
32,130	VAR, 7.980%, 03/15/18	36,467

		462,285

	Total Preferred Securities (Cost $489,637)	490,494

SHARES
Preferred Stocks — 2.1%
	Brazil — 0.1%
627	Banco Bradesco S.A. (Preference Shares) (m)	9,301

SHARES		SECURITY DESCRIPTION	VALUE

		Cayman Islands — 0.0% (g)
3		XLIT Ltd., Series D, VAR, 3.346%, 06/02/14 (a) @	2,888

		Luxembourg — 0.1%
265		ArcelorMittal, 6.000%, 01/15/16 (a)	6,375

		Netherlands — 0.1%
EUR 47		Volkswagen International Finance N.V., 5.500%, 11/09/15 (e)	7,693

		United States — 1.8%
97		Allstate Corp. (The), 6.625%, 04/15/19 (a) @	2,504
3		Ally Financial, Inc., Series G, 7.000%, 06/02/14 ($1000 par value) (e) @	3,019
7		Bank of America Corp., Series L, 7.250%, 12/31/49 (a) @	8,442
684		Bank of New York Mellon Corp. (The), 5.200%, 09/20/17 ($25 par value) (a) @	16,051
119		BB&T Corp., Series E, 5.625%, 08/01/17 ($25 par value) (a) @	2,769
508		BB&T Corp., Series F, 5.200%, 11/01/17 ($25 par value) (a) @	11,178
52		BB&T Corp., Series G, 5.200%, 06/01/18 ($25 par value) (a) @	1,144
117		Boston Properties, Inc., 5.250%, 03/27/18 ($25 par value) @	2,603
—	(h)	Constar International, Inc. (Preference Shares) (a) (i)	—
73		Crown Castle International Corp., 4.500%, 11/01/16 (a)	7,240
637		Discover Financial Services, Series B, 6.500%, 12/01/17 ($25 par value) (a) @	16,040
18		Dominion Resources, Inc., Series A, 6.125%, 04/01/16	1,036
35		Dominion Resources, Inc., Series B, 6.000%, 07/01/16 (a)	2,075
440		Duke Energy Corp., 5.125%, 01/15/73 (a)	10,424
12		GMAC Capital Trust I, VAR, 8.125%, 02/15/40 (a)	330
675		Goldman Sachs Group, Inc. (The), Series J, VAR, 5.500%, 05/10/23 @	15,938
65		Hartford Financial Services Group, Inc., VAR, 7.875%, 04/15/42 (a)	1,950
30		Health Care REIT, Inc., Series I, 6.500% (a) @	1,703
28		iStar Financial, Inc., Series J, 4.500%, 03/15/18 ($50 par value) (a) @	1,855
485		Morgan Stanley, VAR, 7.125%, 10/15/23 (a) @	13,241
138		NextEra Energy, Inc., 5.799%, 09/01/16 (a)	7,839
1		Pitney Bowes International Holdings, Inc., 6.125%, 10/30/16 (a) (e) @	1,042

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2014	J.P. MORGAN FUNDS	41

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2014 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SHARES	SECURITY DESCRIPTION	VALUE
Preferred Stocks — continued
	United States — continued
374	SCE Trust II, 5.100%, 03/15/18 ($25 par value) (a) @	8,151
36	Stanley Black & Decker, Inc., 6.250%, 11/17/16 (a)	3,976
682	State Street Corp., Series C, 5.250%, 09/15/17 (a) @	16,052
207	State Street Corp., VAR, 5.900%, 03/15/24 (a) @	5,363
310	U.S. Bancorp, Series H, 5.150%, 07/15/18 (a) @	7,012
29	United Technologies Corp., 7.500%, 08/01/15	1,899
42	Vornado Realty Trust, Series G, 6.625%, 06/02/14 ($25 par value) (m) @	1,079
10	Weingarten Realty Investors, Series F, 6.500%, 06/02/14 ($25 par value) (m) @	240
7	Wells Fargo & Co., 7.500%, 12/31/49	8,868
72	Weyerhaeuser Co., Series A, 6.375%, 07/01/16 (a)	4,043

		185,106

	Total Preferred Stocks (Cost $209,056)	211,363

PRINCIPAL AMOUNT
U.S. Treasury Obligation — 0.1%
8,105	U.S. Treasury Note, 0.250%, 01/31/15 (k) (Cost $8,112)	8,116

NUMBER OF WARRANTS
Warrants — 0.0% (g)
	United States — 0.0% (g)
1	General Maritime Corp., expiring 05/17/17 (Strike Price $1.00) (a) (i)	—
1	Neebo, Inc., expiring 6/20/2019 (Strike Price $1.00) (a) (i)	—

	Total Warrants (Cost $—(h))	—

SHARES	SECURITY DESCRIPTION	VALUE
Short-Term Investment — 2.1%
	Investment Company — 2.1%
210,713	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.010% (b) (l) (m) (Cost $210,713)	210,713

	Total Investments — 99.2% (Cost $9,181,049)	9,887,704
	Other Assets in Excess of Liabilities — 0.8%	76,000

	NET ASSETS — 100.0%	$9,963,704

Percentages indicated are based on net assets.

Summary of Investments by Industry, April 30, 2014

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Banks	8.8%
Oil, Gas & Consumable Fuels	7.6
Real Estate Investment Trusts (REITs)	5.3
Pharmaceuticals	5.1
Diversified Telecommunication Services	5.0
Non-Agency CMO	4.7
Insurance	4.5
Asset-Backed Securities	4.4
Media	3.8
Foreign Government Securities	3.2
Wireless Telecommunication Services	2.5
Chemicals	2.1
Capital Markets	2.1
Diversified Financial Services	2.0
Hotels, Restaurants & Leisure	2.0
Semiconductors & Semiconductor Equipment	1.9
Automobiles	1.7
Metals & Mining	1.7
Specialty Retail	1.6
Electric Utilities	1.6
Multi-Utilities	1.6
Health Care Providers & Services	1.5
IT Services	1.4
Tobacco	1.3
Software	1.3
Consumer Finance	1.1
Communications Equipment	1.0
Food Products	1.0
Household Durables	1.0
Others (each less than 1.0%)	15.1
Short-Term Investment	2.1

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN FUNDS	APRIL 30, 2014

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 04/30/14	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
125	Euro STOXX 50 Index	06/20/14	5,454	4
211	E-mini S&P 500	06/20/14	19,812	70
51	FTSE 100 Index	06/20/14	5,807	9
	Short Futures Outstanding
(8,490)	5 Year U.S. Treasury Note	06/30/14	(1,014,157)	384

				467

Forward Foreign Currency Exchange Contracts
CONTRACTS TO SELL	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT 04/30/14	NET UNREALIZED APPRECIATION (DEPRECIATION)
650	EUR	Goldman Sachs International	05/23/14	901	902	(1)
446	GBP	Union Bank of Switzerland AG	05/23/14	750	753	(3)
				1,651	1,655	(4)

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2014	J.P. MORGAN FUNDS	43

JPMorgan Income Builder Fund

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2014 (Unaudited)

ADR	— American Depositary Receipt
CLN

—  Credit-Linked Notes. The credit ratings disclosed for the underlying referenced obligations provide an indication of the likelihood or risk that the underlying sovereign issuer will default on payment of principal or interest. The credit ratings on these securities represent the rating from a nationally recognized statistical rating organization and are as of April 30, 2014. Credit ratings are generally considered to be lagging indicators, and as such, credit risk could be greater than the current ratings would indicate.

CMO	— Collateralized Mortgage Obligation
EUR	— Euro
GBP	— British Pound
GDR	— Global Depositary Receipt
GMAC	— General Motors Acceptance Corp.
NVDR	— Non Voting Depositary Receipt
PIK	— Payment-in-Kind
Reg. S

—  Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

REIT	— Real Estate Investment Trust
SGD	— Singapore Dollar
SUB	— Step-Up Bond. The interest rate shown is the rate in effect as of April 30, 2014.
VAR	— Variable Rate Security. The interest rate shown is the rate in effect as of April 30, 2014.

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(d)	— Defaulted Security.

(e)

—  Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(g)	— Amount rounds to less than 0.1%.
(h)	— Amount rounds to less than one thousand (shares or dollars).
(i)	— Security has been deemed illiquid pursuant to procedures approved by the Board of Trustees and may be difficult to sell.
(k)	— All or a portion of this security is deposited with the broker as collateral for futures or with brokers as initial margin for futures contracts.
(l)	— The rate shown is the current yield as of April 30, 2014.
(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, unfunded commitments and/or forward foreign currency exchange contracts.

(x)

—  Securities are perpetual and, thus, does not have a predetermined maturity date. The coupon rates for these securities are fixed for a period of time and may be structured to adjust thereafter. The date shown, if applicable, reflects the next call date. The coupon rate shown is the rate in effect as of April 30, 2014.

^	— All or a portion of the security is unsettled as of April 30, 2014. Unless otherwise indicated, the coupon rate is undetermined. The coupon rate shown may not be accrued for the entire position.
@	— The date shown reflects the next call date on which the issuer may redeem the security. The coupon rate for this security is currently in effect as of April 30, 2014.

The value and percentage, based on total investments, of the investments that apply the fair valuation policy for the international investments are approximately $2,753,267,000 and 27.8%, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. MORGAN FUNDS	APRIL 30, 2014

THIS PAGE IS INTENTIONALLY LEFT BLANK

APRIL 30, 2014	J.P. MORGAN FUNDS	45

STATEMENT OF ASSETS AND LIABILITIES

AS OF APRIL 30, 2014 (Unaudited)

(Amounts in thousands, except per share amounts)

Income Builder Fund
ASSETS:
Investments in non-affiliates, at value	$9,676,991
Investments in affiliates, at value	210,713

Total investment securities, at value	9,887,704
Cash	72,154
Foreign currency, at value	21,396
Deposits at broker for futures contracts	388
Receivables:
Investment securities sold	77,946
Fund shares sold	50,846
Interest and dividends from non-affiliates	74,818
Dividends from affiliates	3
Tax reclaims	2,232

Total Assets	10,187,487

LIABILITIES:
Payables:
Distributions	6,591
Investment securities purchased	186,890
Fund shares redeemed	19,978
Variation margin on futures contracts	2,461
Unrealized depreciation on forward foreign currency exchange contracts	4
Accrued liabilities:
Investment advisory fees	3,281
Shareholder servicing fees	163
Distribution fees	3,246
Custodian and accounting fees	511
Trustees’ and Chief Compliance Officer’s fees	2
Other	656

Total Liabilities	223,783

Net Assets	$9,963,704

SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. MORGAN FUNDS	APRIL 30, 2014

Income Builder Fund
NET ASSETS:
Paid-in-Capital	$9,282,934
Accumulated undistributed (distributions in excess of) net investment income	(1,857)
Accumulated net realized gains (losses)	(24,595)
Net unrealized appreciation (depreciation)	707,222

Total Net Assets	$9,963,704

Net Assets:
Class A	$3,828,731
Class C	4,103,179
Select Class	2,031,794

Total	$9,963,704

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	363,807
Class C	390,805
Select Class	192,851

Net Asset Value (a):
Class A — Redemption price per share	$10.52
Class C — Offering price per share (b)	10.50
Select Class — Offering and redemption price per share	10.54
Class A maximum sales charge	4.50%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$11.02

Cost of investments in non-affiliates	$8,970,336
Cost of investments in affiliates	210,713
Cost of foreign currency	21,399

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2014	J.P. MORGAN FUNDS	47

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED APRIL 30, 2014 (Unaudited)

(Amounts in thousands)

Income Builder Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$125,610
Dividend income from non-affiliates	108,234
Dividend income from affiliates	12
Foreign taxes withheld	(5,925)

Total investment income	227,931

EXPENSES:
Investment advisory fees	20,023
Administration fees	3,700
Distribution fees:
Class A	4,297
Class C	13,919
Shareholder servicing fees:
Class A	4,297
Class C	4,640
Select Class	2,187
Custodian and accounting fees	659
Interest expense to affiliates	— (a)
Professional fees	107
Trustees’ and Chief Compliance Officer’s fees	42
Printing and mailing costs	303
Registration and filing fees	237
Transfer agent fees	2,373
Other	32

Total expenses	56,816

Less amounts waived	(16,459)
Less earnings credits	— (a)

Net expenses	40,357

Net investment income (loss)	187,574

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	2,384 (b)
Futures	(4,906)
Foreign currency transactions	2,068

Net realized gain (loss)	(454)

Distributions of capital gains received from investment company affiliates	2
Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	201,514
Futures	3,751
Foreign currency translations	(282)
Unfunded commitments	(6)

Change in net unrealized appreciation/depreciation	204,977

Net realized/unrealized gains (losses)	204,525

Change in net assets resulting from operations	$392,099

(a)	Amount rounds to less than $1,000.
(b)	Net of change in India capital gains tax of approximately $24,000.

SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. MORGAN FUNDS	APRIL 30, 2014

STATEMENT OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Income Builder Fund
	Six Months Ended 4/30/2014 (Unaudited)	Year Ended 10/31/2013
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$187,574	$269,791
Net realized gain (loss)	(454)	46,024
Distributions of capital gains received from investment company affiliates	2	—
Change in net unrealized appreciation/depreciation	204,977	310,390

Change in net assets resulting from operations	392,099	626,205

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(78,689)	(111,932)
Class C
From net investment income	(76,213)	(107,766)
Select Class
From net investment income	(41,483)	(57,838)

Total distributions to shareholders	(196,385)	(277,536)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	1,481,945	3,951,744

NET ASSETS:
Change in net assets	1,677,659	4,300,413
Beginning of period	8,286,045	3,985,632

End of period	$9,963,704	$8,286,045

Accumulated undistributed (distributions in excess of) net investment income	$(1,857)	$6,954

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2014	J.P. MORGAN FUNDS	49

STATEMENT OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Income Builder Fund
	Six Months Ended 4/30/2014 (Unaudited)	Year Ended 10/31/2013
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$853,863	$2,149,373
Distributions reinvested	73,859	102,403
Cost of shares redeemed	(397,787)	(663,937)

Change in net assets resulting from Class A capital transactions	$529,935	$1,587,839

Class C
Proceeds from shares issued	$746,601	$1,932,277
Distributions reinvested	63,242	86,665
Cost of shares redeemed	(264,168)	(353,909)

Change in net assets resulting from Class C capital transactions	$545,675	$1,665,033

Select Class
Proceeds from shares issued	$592,774	$1,047,792
Distributions reinvested	28,770	38,769
Cost of shares redeemed	(215,209)	(387,689)

Change in net assets resulting from Select Class capital transactions	$406,335	$698,872

Total change in net assets resulting from capital transactions	$1,481,945	$3,951,744

SHARE TRANSACTIONS:
Class A
Issued	82,748	213,544
Reinvested	7,129	10,232
Redeemed	(38,594)	(66,122)

Change in Class A Shares	51,283	157,654

Class C
Issued	72,590	192,419
Reinvested	6,118	8,679
Redeemed	(25,682)	(35,341)

Change in Class C Shares	53,026	165,757

Select Class
Issued	57,397	103,990
Reinvested	2,773	3,871
Redeemed	(20,875)	(38,507)

Change in Select Class Shares	39,295	69,354

SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. MORGAN FUNDS	APRIL 30, 2014

THIS PAGE IS INTENTIONALLY LEFT BLANK

APRIL 30, 2014	J.P. MORGAN FUNDS	51

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Redemption fees
Income Builder Fund
Class A
Six Months Ended April 30, 2014 (Unaudited)	$10.32	$0.22		$0.21	$0.43	$(0.23)	$—
Year Ended October 31, 2013	9.70	0.45		0.64	1.09	(0.47)	—
Year Ended October 31, 2012	9.01	0.50		0.67	1.17	(0.48)	—
Year Ended October 31, 2011	9.37	0.49		(0.36)	0.13	(0.49)	—	(f)
Year Ended October 31, 2010	8.47	0.48	(g)	0.89	1.37	(0.47)	—	(f)
Year Ended October 31, 2009	6.90	0.47		1.51	1.98	(0.41)	—

Class C
Six Months Ended April 30, 2014 (Unaudited)	10.29	0.19		0.23	0.42	(0.21)	—
Year Ended October 31, 2013	9.68	0.40		0.63	1.03	(0.42)	—
Year Ended October 31, 2012	9.00	0.45		0.67	1.12	(0.44)	—
Year Ended October 31, 2011	9.36	0.45		(0.36)	0.09	(0.45)	—	(f)
Year Ended October 31, 2010	8.47	0.43	(g)	0.90	1.33	(0.44)	—	(f)
Year Ended October 31, 2009	6.90	0.43		1.51	1.94	(0.37)	—

Select Class
Six Months Ended April 30, 2014 (Unaudited)	10.33	0.23		0.22	0.45	(0.24)	—
Year Ended October 31, 2013	9.71	0.46		0.64	1.10	(0.48)	—
Year Ended October 31, 2012	9.02	0.51		0.67	1.18	(0.49)	—
Year Ended October 31, 2011	9.37	0.50		(0.34)	0.16	(0.51)	—	(f)
Year Ended October 31, 2010	8.47	0.49	(g)	0.90	1.39	(0.49)	—	(f)
Year Ended October 31, 2009	6.90	0.49		1.51	2.00	(0.43)	—

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Amount rounds to less than $0.01.
(g)	Calculated based upon average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. MORGAN FUNDS	APRIL 30, 2014

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$10.52	4.23%	$3,828,731	0.73%	4.39%	1.12%	19%
10.32	11.45	3,223,725	0.75	4.55	1.13	41
9.70	13.36	1,502,366	0.74	5.48	1.15	40
9.01	1.36	736,186	0.74	5.43	1.14	38
9.37	16.76	218,031	0.74	5.36	1.37	49
8.47	29.77	97	0.95	6.49	2.34	81

10.50	4.10	4,103,179	1.23	3.89	1.62	19
10.29	10.84	3,476,814	1.25	4.05	1.63	41
9.68	12.72	1,665,862	1.24	4.98	1.65	40
9.00	0.88	853,688	1.24	4.93	1.65	38
9.36	16.20	206,113	1.24	4.82	1.84	49
8.47	29.15	96	1.45	5.99	2.84	81

10.54	4.40	2,031,794	0.58	4.55	0.87	19
10.33	11.58	1,585,506	0.60	4.70	0.88	41
9.71	13.51	817,404	0.59	5.63	0.90	40
9.02	1.61	516,486	0.59	5.58	0.90	38
9.37	16.90	135,279	0.60	5.53	1.23	49
8.47	30.08	19,368	0.70	6.74	2.09	81

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2014	J.P. MORGAN FUNDS	53

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2014 (Unaudited)

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following is a separate fund of the Trust (the “Fund”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Income Builder Fund	Class A, Class C and Select Class	Diversified

The investment objective of the Fund is to seek to maximize income while maintaining prospects for capital appreciation.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to the Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Fund’s prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. Valuation of Investments — Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on prices received from independent or affiliated pricing services approved by the Board of Trustees or third party broker-dealers. The pricing services or broker-dealers use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services or broker-dealers may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services or broker-dealers also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair values. Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Fund are valued. Securities listed on the NASDAQ Stock Market LLC are generally valued at the NASDAQ Official Closing Price. Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at each investment company’s net asset value per share (“NAV”) as of the report date.

Certain investments of the Fund may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Fund to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material. Futures and options are generally valued on the basis of available market quotations. Swaps and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such pricing services or values received are deemed not representative of fair value, values will be obtained from a third party broker-dealer or counterparty.

Securities or other assets for which market quotations are not readily available or for which market quotations are deemed to not represent the fair value of the security or asset at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. The Board of Trustees has established an Audit and Valuation Committee to assist with the oversight of the valuation of the Fund’s securities. JPMorgan Funds Management, Inc. (the “Administrator”, or “JPMFM”) has established a Valuation Committee (“VC”) that is comprised of senior representatives from JPMFM, J.P. Morgan Investment Management Inc. (the “Adviser” or “JPMIM”), and J.P. Morgan Asset Management’s Legal, Compliance and Risk Management groups and the Fund’s Chief Compliance Officer. The VC’s responsibilities include making determinations regarding Level 3 fair value measurements (“Fair Values”) and/or providing recommendations for approval to the Board of Trustees’ Audit and Valuation Committee, in accordance with the Fund’s valuation policies.

The VC or Board of Trustees, as applicable, primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The VC or Board of Trustees may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Fund applies fair value

54	J.P. MORGAN FUNDS	APRIL 30, 2014

pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in its portfolio by utilizing the quotations of an independent pricing service, unless the Adviser determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time the Fund calculates its net asset values.

It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. JPMFM and JPMIM are responsible for monitoring developments that may impact Fair Values and for discussing and assessing Fair Values on an ongoing, and at least a quarterly basis with the VC and Board of Trustees, as applicable. The appropriateness of Fair Values is assessed based on results of unchanged price review and consideration of macro or security specific events, back testing, and broker and vendor due diligence.

See the table on “Quantitative Information about Level 3 Fair Value Measurements” for information on the valuation techniques and inputs used to value Level 3 securities held by the Fund at April 30, 2014.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the fair value of the Fund’s investments are summarized into the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table represents each valuation input by country as presented on the Schedule of Portfolio Investments (“SOI”) (amounts in thousands):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$151,278	$—	$151,278
Austria	4,075	—	—	4,075
Belgium	3,467	36,859	—	40,326
Bermuda	4,529	—	—	4,529
Brazil	87,945	—	—	87,945
Canada	62,711	—	—	62,711
China	—	101,795	—	101,795
Denmark	43,134	3,354	—	46,488
Finland	5,756	61,595	—	67,351
France	2,799	315,417	—	318,216
Germany	9,124	192,847	—	201,971
Hong Kong	5,614	71,268	—	76,882
Hungary	—	1,042	—	1,042
India	—	12,740	—	12,740
Indonesia	—	22,801	—	22,801
Ireland	42,943	—	—	42,943
Italy	—	61,450	—	61,450
Japan	—	243,713	—	243,713
Luxembourg	2,497	3,418	—	5,915
Malaysia	3,594	—	—	3,594
Mexico	8,245	—	—	8,245
Netherlands	—	115,374	—	115,374
Norway	3,248	59,653	—	62,901
Poland	—	11,172	—	11,172
Portugal	—	4,421	—	4,421
Qatar	—	11,441	—	11,441

APRIL 30, 2014	J.P. MORGAN FUNDS	55

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2014 (Unaudited) (continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Russia	$11,605	$37,898	$—		$49,503
Singapore	—	70,448	—		70,448
South Africa	—	74,107	—		74,107
South Korea	37,212	16,538	—		53,750
Spain	—	28,502	—		28,502
Sweden	—	83,962	—		83,962
Switzerland	3,438	182,019	—		185,457
Taiwan	13,747	108,903	—		122,650
Thailand	16,972	12,490	—		29,462
Turkey	—	37,029	—		37,029
United Arab Emirates	—	7,405	—		7,405
United Kingdom	59,353	449,052	—		508,405
United States	1,762,411	24,740	1,742		1,788,893

Total Common Stocks	2,194,419	2,614,731	1,742		$4,810,892

Preferred Stocks
Brazil	9,301	—	—		9,301
Cayman Islands	—	2,888	—		2,888
Luxembourg	6,375	—	—		6,375
Netherlands	—	7,693	—		7,693
United States	177,487	7,619	—	(a)	185,106

Total Preferred Stocks	193,163	18,200	—	(a)	211,363

Debt Securities
Asset-Backed Securities
United States	—	59,854	377,407		437,261
Collateralized Mortgage Obligations
Non-Agency CMO
United States	—	462,266	4,805		467,071
Convertible Bonds
Belgium	—	2,370	—		2,370
Canada	—	3,641	—		3,641
Cayman Islands	—	18,518	—		18,518
France	—	6,795	—		6,795
Hungary	—	6,624	—		6,624
India	—	5,150	—		5,150
Luxembourg	—	8,914	—		8,914
Netherlands	—	1,561	—		1,561
Singapore	—	9,605	—		9,605
Spain	—	21,650	—		21,650
United Kingdom	—	15,214	—		15,214
United States	—	95,572	389		95,961

Total Convertible Bonds	—	195,614	389		196,003

Corporate Bonds
Australia	—	21,238	—		21,238
Austria	—	2,722	—		2,722
Azerbaijan	—	4,575	—		4,575
Bahamas	—	2,783	—		2,783
Bermuda	—	13,946	—		13,946
Brazil	—	690	—		690
Canada	—	101,613	1		101,614
Cayman Islands	—	21,215	—		21,215
Chile	—	4,636	—		4,636
Colombia	—	6,059	—		6,059
Costa Rica	—	1,692	—		1,692

56	J.P. MORGAN FUNDS	APRIL 30, 2014

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Croatia	$—	$6,319	$—		$6,319
Finland	—	1,433	—		1,433
France	—	5,282	—		5,282
Georgia	—	9,798	—		9,798
Germany	—	948	1,735		2,683
Hungary	—	1,372	—		1,372
India	—	870	—		870
Indonesia	—	4,999	—		4,999
Ireland	—	14,462	—		14,462
Japan	—	4,118	—		4,118
Kazakhstan	—	16,965	—		16,965
Liberia	—	1,465	—		1,465
Luxembourg	—	99,211	—		99,211
Mexico	—	20,681	—		20,681
Netherlands	—	32,086	—		32,086
Nigeria	—	1,450	—		1,450
Norway	—	1,776	—		1,776
Panama	—	468	—		468
Peru	—	688	—		688
Singapore	—	482	—		482
South Africa	—	2,351	—		2,351
Spain	—	2,342	—		2,342
Turkey	—	949	—		949
United Kingdom	—	58,192	—		58,192
United States	—	2,139,157	13,322		2,152,479
Venezuela	—	11,924	—		11,924

Total Corporate Bonds	—	2,620,957	15,058		2,636,015

Preferred Securities
Bermuda	—	1,700	—		1,700
France	—	20,175	—		20,175
Sweden	—	750	—		750
United Arab Emirates	—	2,813	—		2,813
United Kingdom	—	2,771	—		2,771
United States	—	462,285	—		462,285

Total Preferred Securities	—	490,494	—		490,494

Loan Assignments
Cayman Islands	—	673	—		673
Singapore	—	1,014	—		1,014
United States	—	105,054	11		105,065

Total Loan Assignments	—	106,741	11		106,752

U.S. Treasury Obligation	—	8,116	—		8,116
Foreign Government Securities	—	299,306	13,718		313,024
Warrants
United States	—	—	—	(a)	—	(a)
Short-Term Investment
Investment Company	210,713	—	—		210,713

Total Investments in Securities	$2,598,295	$6,876,279	$413,130		$9,887,704

Appreciation in Other Financial Instruments
Futures Contracts	$467	$—	$—		$467

Depreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$(4)	$—		$(4)

(a)	Value is zero.

There were no transfers between Levels 1 and 2 during the six months ended April 30, 2014.

APRIL 30, 2014	J.P. MORGAN FUNDS	57

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2014 (Unaudited) (continued)

The following is a summary of investments for which significant unobservable inputs (Level 3) were used in determining fair value (amounts in thousands):

	Balance as of 10/31/13		Realized gain (loss)	Change in unrealized appreciation (depreciation)	Net accretion (amortization)	Purchases[1]	Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of 04/30/14
Asset-Backed Securities — United States	$417,470		$480	$(409)	$977	$83,664	$(39,963)	$—	$(84,812)	$377,407
Collateralized Mortgage Obligations — Non-Agency CMO — United States	7,494		40	3	12	1,827	(4,571)	—	—	4,805
Common Stocks — United States	1,782		(110)	166	—	—	(96)	—	—	1,742
Convertible Bonds — Canada	2,584		244	(242)	—	—	(2,586)	—	—	—
Convertible Bonds — United States	335		(55)	94	—	15	—	—	—	389
Corporate Bonds — Canada	1		—	—	—	—	—	—	—	1
Corporate Bonds — Germany	1,844		—	(109)	—	—	—	—	—	1,735
Corporate Bonds — United States	13,542		(21)	581	(23)	988	(1,664)	—	(81)	13,322
Foreign Government Securities	16,012		(151)	(693)	—	—	(1,450)	—	—	13,718
Loan Assignments — United States	13		—	(2)	—	—	—	—	—	11
Preferred Stocks — United States	—	(a)	—	—	—	—	—	—	—	—	(a)
Warrants — United States	—	(a)	—	—	—	—	—	—	—	—	(a)

Total	$461,077		$427	$(611)	$966	$86,494	$(50,330)	$—	$(84,893)	$413,130

1	Purchases include all purchases of securities and securities received in corporate actions.
2	Sales include all sales of securities, maturities, paydowns and securities tendered in corporate actions.
(a)	Value is zero.

Transfers into, and out of, Level 3 are valued utilizing values as of the beginning of the year.

Transfers from Level 2 to Level 3 or from Level 3 to Level 2 are due to a decline or an increase in market activity (e.g. frequency of trades), respectively, which resulted in a lack of or increase in available market inputs to determine price.

The change in unrealized appreciation (depreciation) attributable to securities owned at April 30, 2014, which were valued using significant unobservable inputs (Level 3), amounted to approximately $(448,000). This amount is included in change in net unrealized appreciation/ depreciation of investments in non-affiliates on the Statement of Operations.

58	J.P. MORGAN FUNDS	APRIL 30, 2014

Quantitative Information about Level 3 Fair Value Measurements #

(Amounts in thousands)

	Fair Value at 4/30/14	Valuation Technique(s)	Unobservable Input	Range (Weighted Average)
	$0	Market Comparable Companies	Discount for lack of marketability (a)	10.00% (N/A)
	6	Terms of Plan of Reorganization	Discount for lack of marketability (a)	25.00% (N/A)

Common Stocks	6

	0	Discounted Cash Flow (c)	Discount for lack of marketability (a)	10.00% (N/A)

Preferred Stocks	0

	135	Market Comparable Companies	EBITDA Multiple (b)	6.80x (6.80x)
			Discount for lack of marketability (a)	10.00% (N/A)

Corporate Bonds	135

	371,989	Discounted Cash Flow	Constant Prepayment Rate	0.00% - 13.00% (3.39%)
			Constant Default Rate	0.00% - 21.60% (6.55%)
			Yield (Discount Rate of Cash Flows)	0.00% - 14.09% (4.75%)

Asset-Backed Securities	371,989

	3,899	Discounted Cash Flow	Constant Prepayment Rate	0.00% - 21.26% (11.85%)
			Constant Default Rate	0.00% - 6.61% (3.97%)
			Yield (Discount Rate of Cash Flows)	0.00% - 10.96% (7.92%)

Collateralized Mortgage Obligations	3,899

Warrants	0	Intrinsic Value	Issue Price vs. Stock Price	(N/A)

Total	$376,029

#	The table above does not include level 3 securities that are valued by brokers and pricing services. At April 30, 2014, the value of these securities was approximately $37,101,000. The inputs for these securities are not readily available or cannot be reasonably estimated and are generally those inputs described in Note 2A. The appropriateness of fair values for these securities is monitored on an ongoing basis which may include results of back testing, unchanged price reviews, results of broker and vendor due diligence and consideration of macro or security specific events.
(a)	Represents amounts used when the reporting entity has determined that market participants would take into account discounts, as applicable, when pricing the investments.
(b)	Represents amounts used when the reporting entity has determined that market participants would take into account such multiples when pricing the investments.
(c)	Securities senior to the preferred securities in issuing entity capital structure result in preferred stock being valued at zero.

The significant unobservable inputs used in the fair value measurement of the Fund’s investments are listed above. Generally, a change in the assumptions used in any input in isolation may be accompanied by a change in another input. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. The impact is based on the relationship between each unobservable input and the fair value measurement. Significant increases (decreases) in enterprise multiples may increase (decrease) the fair value measurement. Significant increases (decreases) in the discount for lack of marketability, yield, and default rate may decrease (increase) the fair value measurement. A significant change in the constant prepayment rate may decrease or increase the fair value measurement.

B. Restricted and Illiquid Securities — Certain securities held by the Fund may be subject to legal or contractual restrictions on resale and/or are illiquid. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933 (the “Securities Act”). Illiquid securities are securities which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately their fair value and include, but are not limited to, repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net assets of the Fund. As of April 30, 2014, the Fund had no investments in restricted securities other than securities sold to the Fund under Rule 144A and/or Regulation S under the Securities Act.

The value and percentage of net assets of illiquid securities held as of April 30, 2014, were approximately $17,752,000 and 0.2%, respectively.

C. Loan Assignments — The Fund invests in loan assignments of all or a portion of the loans. When the Fund purchases a loan assignment the Fund has direct rights against the borrower on a loan provided, however, the Fund’s rights may be more limited than the lender from which it acquired the assignment and the Fund may be able to enforce its rights only through an administrative agent. As a result, the Fund assumes the credit risk of the Borrower (“Intermediate Participants”) and any other persons interpositioned between the Fund and the Borrower. Although certain loan assignments are secured by collateral, the Fund could experience delays or limitations in realizing on such collateral or have its interest subordinated to other indebtedness of the borrower. In addition, loan assignments are vulnerable to market conditions such that economic conditions or other events may reduce the demand for assignments and certain assignments which were liquid, when purchased, may become illiquid.

APRIL 30, 2014	J.P. MORGAN FUNDS	59

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2014 (Unaudited) (continued)

D. Unfunded Commitments — The Fund may enter into commitments to buy and sell investments including commitments to buy loan participations and assignments to settle on future dates as part of its normal investment activities. Unfunded commitments may include revolving loan facilities which may obligate the Fund to provide cash to the borrower on demand. Commitments are generally traded and priced as part of a related loan assignment (Note 2.C.). The value of the unfunded portion of the investment is determined using a pro-rata allocation, based on its par value relative to the par value of the entire investment. The unrealized appreciation (depreciation) from unfunded commitments is reported in the Statement of Assets and Liabilities. The Fund segregates security positions such that sufficient liquid assets will be available for the commitments on a future date. Credit risk exists on these commitments to the extent of any difference between the sales price and current value of the underlying securities sold. Market risk exists on these commitments to buy to the same extent as if the securities were owned on a settled basis and gains and losses are recorded and reported in the same manner. The Fund may receive an ongoing commitment fee based on the undrawn portion of the underlying loan facility, which is recorded as a component of interest income on the Statement of Operations. However, during the commitment period, these investments earn no interest or dividends.

At April 30, 2014, the Fund had no unfunded loan commitments.

E. Futures Contracts — The Fund uses index, treasury or other financial futures contracts to manage and hedge interest rate risk associated with portfolio investments and to gain or reduce exposure to particular countries or regions. The Fund also uses futures contracts to lengthen or shorten the duration of the overall investment portfolio.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as change in net unrealized appreciation/depreciation in the Statement of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the Statement of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated in the SOI and cash deposited is recorded on the Statement of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statement of Assets and Liabilities.

The Fund may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The table below discloses the volume of the Fund’s futures contracts activity during the six months ended April 30, 2014 (amounts in thousands):

Futures Contracts:
Equity
Average Notional Balance Long	$33,183
Ending Notional Balance Long	31,073
Interest Rate
Average Notional Balance Short	787,742
Ending Notional Balance Short	1,014,157

The Fund’s futures contracts are not subject to master netting arrangements.

F. Forward Foreign Currency Exchange Contracts — The Fund may be exposed to foreign currency risks associated with portfolio investments and therefore uses forward foreign currency exchange contracts to hedge or manage these exposures. The Fund also buys forward foreign currency exchange contracts to gain exposure to currencies. Forward foreign currency exchange contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

The values of the forward foreign currency exchange contracts are adjusted daily based on the applicable exchange rate of the underlying currency. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract settlement date. When the forward foreign currency exchange contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed.

As of April 30, 2014, the Fund did not receive or post collateral for forward foreign currency exchange contracts.

The table below discloses the volume of the Fund’s forward foreign currency exchange contracts activity during the six months ended April 30, 2014 (amounts in thousands):

Forward Foreign Currency Exchange Contracts:
Average Settlement Value Sold	$2,315
Ending Settlement Value Sold	1,651

60	J.P. MORGAN FUNDS	APRIL 30, 2014

G. Summary of Derivatives Information — The following table presents the value of derivatives held as of April 30, 2014, by their primary underlying risk exposure and respective location on the Statement of Assets and Liabilities (amounts in thousands):

Derivative Contract	Statement of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)	Forward Foreign Currency Exchange Contracts
Equity contracts	Receivables, Net assets — Unrealized Appreciation	$83	$—
Interest rate contracts	Receivables, Net assets — Unrealized Appreciation	384	—

Total		$467	$—

Gross Liabilities:
Foreign exchange contracts	Payables	$—	$(4)

(a)	This amount represents the cumulative appreciation (depreciation) of futures contracts as reported in the SOI. The Statements of Assets and Liabilities only reflect the current day variation margin receivable/payable to brokers.

The Fund is party to various derivative contracts governed by International Swaps and Derivatives Association master agreements (“ISDA agreements”). The Fund’s ISDA agreements, which are separately negotiated with each dealer counterparty, may contain provisions allowing, absent other considerations, a counterparty to exercise rights, to the extent not otherwise waived, against the Fund in the event the Fund’s net assets decline over time by a pre-determined percentage or fall below a pre-determined floor. The ISDA agreements also contain provisions allowing, absent other conditions, the Fund to exercise rights, to the extent not otherwise waived, against the counterparty (i.e. decline in a counterparty’s credit rating below a specified level). Such rights for both the counterparty and Fund often include the ability to terminate (i.e. close out) open contracts at prices which may favor the counterparty, which could have an adverse effect on the Fund. The ISDA agreements give the Fund and counterparty the right, upon an event of default, to close out all transactions traded under such agreement and to net amounts owed or due across all transactions and offset such net payable or receivable with collateral posted to a segregated account by one party to the other.

The following tables present the effect of derivatives on the Statement of Operations for the six months ended April 30, 2014, by primary underlying risk exposure (amounts in thousands):

Amount of Realized Gain (Loss) on Derivatives Recognized in Statement of Operations
Derivative Contract	Futures Contracts	Forward Foreign Currency Exchange Contracts	Total
Equity contracts	$624	$—	$624
Foreign exchange contracts	—	(6)	(6)
Interest rate contracts	(5,530)	—	(5,530)

Total	$(4,906)	$(6)	$(4,912)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Statement of Operations
Derivative contract	Futures Contracts	Forward Foreign Currency Exchange Contracts	Total
Equity contracts	$83	$—	$83
Foreign exchange contracts	—	(9)	(9)
Interest rate contracts	3,668	—	3,668

Total	$3,751	$(9)	$3,742

The Fund’s derivatives contracts held at April 30, 2014 are not accounted for as hedging instruments under GAAP.

H. Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held. Accordingly, such foreign currency gains (losses) are included in the reported Change in net unrealized appreciation/depreciation on investment transactions on the Statement of Operations. The Fund does isolate the effect of changes in foreign exchange rates from fluctuations when determining realized gain or loss for sale of fixed income securities.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes

APRIL 30, 2014	J.P. MORGAN FUNDS	61

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2014 (Unaudited) (continued)

recorded on the Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the Statement of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end and are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the Statement of Operations.

I. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Fund first learns of the dividend.

J. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

K. Federal Income Taxes — The Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Fund’s tax positions for all open tax years and has determined that as of April 30, 2014, no liability for income tax is required in the Fund’s financial statements for net unrecognized tax benefits. However, Management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Fund’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

L. Foreign Taxes — The Fund may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests. The Fund is subject to a tax imposed on short-term capital gains on securities of issuers domiciled in India. The Fund records an estimated deferred tax liability for these securities that have been held for less than one year at the end of the reporting period, assuming those positions were disposed of at the end of the period. This amount, if any, is reported as Deferred India capital gains tax in the accompanying Statement of Assets and Liabilities. Short-term realized capital losses on the sale of securities of issuers domiciled in India can be carried forward for eight years to offset potential future short-term realized capital gains.

India has recently enacted rules imposing a tax on indirect transfers of Indian shares, although additional guidance from the Indian tax authorities is awaited. At present, management does not believe that such tax will be applicable to the Fund. However, management’s conclusion, regarding this and other foreign tax matters, may be subject to future review based on changes in, or the interpretation of, the accounting standards and the tax laws and regulations.

M. Distributions to Shareholders — Distributions from net investment income are generally declared and paid monthly and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, the Adviser, an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), supervises the investments of the Fund and for such services is paid a fee. The fee is accrued daily and paid monthly at an annual rate of 0.45% of the Fund’s average daily net assets.

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator, an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Fund. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended April 30, 2014, the effective annualized rate was 0.08% of the Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Fund’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Fund’s shares.

62	J.P. MORGAN FUNDS	APRIL 30, 2014

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A and Class C Shares of the Fund in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Fund shall pay distribution fees, including payments to the Distributor, at annual rates of 0.25% and 0.75% of the average daily net assets of Class A and Class C Shares, respectively.

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended April 30, 2014, the Distributor retained the following (amounts in thousands):

Front-End Sales Charge	CDSC
$1,122	$11

D. Shareholder Servicing Fees — The Trust, on behalf of the Fund, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is accrued daily and paid monthly equal to 0.25% of the average daily net assets of Class A, Class C and Select Class Shares. The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Fund under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Fund. For these services, the Fund pays JPMCB transaction and asset based fees that vary according to the number of transactions and positions, plus out-of-pocket expense. The amounts paid directly to JPMCB by the Fund for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. The Fund earns interest on uninvested cash balances held by the custodian. Such interest amounts are presented separately in the Statement of Operations. Payments to the custodian may be reduced by credits earned by the Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately in the Statement of Operations.

Interest income, if any, earned on cash balances at the custodian, is included in Interest income from affiliates in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statement of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Fund to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Fund’s average daily net assets as shown in the table below:

Class A	Class C	Select Class
0.75%	1.25%	0.60%

The expense limitation agreement was in effect for the six months ended April 30, 2014. The contractual expense limitation percentages in the table above are in place until at least February 28, 2015.

For the six months ended April 30, 2014, the Fund’s service providers waived fees and/or reimbursed expenses for the Fund as follows (amounts in thousands). None of these parties expect the Fund to repay any such waived fees and/or reimbursed expenses in future years.

Contractual Waivers
Investment Advisory	Administration	Shareholder Servicing	Total
$2,349	$3,700	$10,249	$16,298

Additionally, the Fund may invest in one or more money market funds advised by the Adviser or its affiliates. The Adviser, Administrator and Distributor, as shareholder servicing agent, waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Fund’s investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amount of waivers resulting from investments in these money market funds for the six months ended April 30, 2014 was approximately $161,000.

G. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Fund for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Fund in accordance with Federal securities regulations. The Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

APRIL 30, 2014	J.P. MORGAN FUNDS	63

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2014 (Unaudited) (continued)

During the six months ended April 30, 2014, the Fund may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Adviser.

The Fund may use related party broker-dealers. For the six months ended April 30, 2014, the Fund incurred approximately $10,000 in brokerage commissions with broker-dealers affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Fund to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the six months ended April 30, 2014, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
$3,061,406	$1,635,293	$8,114	$—

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at April 30, 2014 were as follows (amounts in thousands):

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$9,181,049	$813,589	$106,934	$706,655

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Fund after October 31, 2011 are carried forward indefinitely, and retain their character as short-term and/or long-term losses. Prior to the Act, net capital losses incurred by the Fund were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At October 31, 2013, the Fund had the following pre-enactment net capital loss carryforwards, expiring during the year indicated, which are available to offset future realized gains (amounts in thousands):

2019	Total
$18,417	$18,417

6. Borrowings

The Fund relies upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Fund to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Fund because the Fund and the series of JPMorgan Trust II are both investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Fund. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 10, 2014.

The Fund had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at April 30, 2014, or at any time during the six months then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statement of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

64	J.P. MORGAN FUNDS	APRIL 30, 2014

The Fund has shareholders, which are in accounts maintained by financial intermediaries on behalf of their clients, which own a significant portion of the Fund’s outstanding shares.

Significant shareholder transactions by these shareholders, if any, may impact the Fund’s performance.

The Adviser or an affiliate may from time to time exercise discretion on behalf of certain of their clients with respect to the purchase or sale of a significant portion of the Fund’s outstanding shares. Investment activities on behalf of these shareholders could impact the Fund.

The Fund may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions, which may vary throughout the year. Such concentrations may subject the Fund to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

The Fund is subject to the risk that should the Fund decide to sell an illiquid investment when a ready buyer is not available at a price the Fund deems representative of its value, the value of the Fund’s net assets could be adversely affected.

The Fund is subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. The ability of the issuers of debt to meet their obligations may be affected by the economic and political developments in a specific industry or region. The Fund invests in floating rate loans and other floating rate debt securities. Although these securities are generally less sensitive to interest rate changes than other fixed rate instruments, the value of floating rate loans and other floating rate securities may decline if their interest rates do not rise as quickly, or as much, as general interest rates.

The Fund is also subject to counterparty credit risk, which is the risk that a counterparty fails to perform on agreements with the Fund such as swap and option contracts, credit linked notes, exchange-traded notes, forward foreign currency exchange contracts and To-Be-Announced securities.

The Fund is subject to risks associated with securities with contractual cash flows including asset-backed and mortgage-related securities such as collateralized mortgage obligations, mortgage pass-through securities and commercial mortgage-backed securities, including securities backed by sub-prime mortgage loans. The value, liquidity and related income of these securities are sensitive to changes in economic conditions, including real estate value, prepayments, delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates.

As of April 30, 2014, the Fund invested approximately 57.7% of its total investments in the United States.

APRIL 30, 2014	J.P. MORGAN FUNDS	65

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, November 1, 2013, and continued to hold your shares at the end of the reporting period, April 30, 2014.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value November 1, 2013	Ending Account Value April 30, 2014	Expenses Paid During the Period*	Annualized Expense Ratio
Income Builder Fund
Class A
Actual	$1,000.00	$1,042.30	$3.70	0.73%
Hypothetical	1,000.00	1,021.17	3.66	0.73
Class C
Actual	1,000.00	1,041.00	6.22	1.23
Hypothetical	1,000.00	1,018.70	6.16	1.23
Select Class
Actual	1,000.00	1,044.00	2.94	0.58
Hypothetical	1,000.00	1,021.92	2.91	0.58

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

66	J.P. MORGAN FUNDS	APRIL 30, 2014

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

The Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Fund’s website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Adviser. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2014. All rights reserved. April 2014.	SAN-INCBUILD-414

Semi-Annual Report

J.P. Morgan Funds

April 30, 2014 (Unaudited)

JPMorgan Emerging Markets Local Currency Debt Fund

JPMorgan International Currency Income Fund

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

MAY 29, 2014 (Unaudited)

Dear Shareholder:

Broad improvement in the global economy — particularly in developed markets — drove global equity prices to successive record highs during the six months ended April 30, 2014. While bond markets experienced periodic volatility, the concerted efforts of central banks to hold down interest rates and thus tamp down inflationary pressures ultimately helped bond prices to recover somewhat toward the end of the period. Globally, investors appeared to shrug off events that had rattled financial markets: the U.S. Federal Reserve’s (the “Fed”) decision to taper its asset purchasing; severe winter weather across large parts of the U.S.; the continuing political/military crisis in Ukraine; and broad concerns about the health of China’s economy.

“Central bank policies in the U.S. and Europe are beginning to diverge, with the Fed moving toward a more normalized economy and the European Central Bank committed to intervention and guarding against the threat of price deflation.”

In December, the Fed followed through on its stated policy direction and reduced its monthly purchases of U.S. Treasury bonds and mortgage-backed securities by $10 billion to $75 billion and further cut purchases to $55 billion by the end of April. The initial move in December set off a rally in U.S. equities that drove share prices to record highs by the end of calendar year 2013.

While U.S. economic indicators showed incremental improvement through the first half of the reporting period, a string of winter storms curbed economic activity and held down productivity to a larger extent than was generally known at the time. Subsequent data showed the U.S. economy shrank by 1% in the first three months of 2014, even as consumer spending on services had the largest increase in 14 years. Winter storms crimped profits at airlines, parcel delivery firms and homebuilders. Bond prices rebounded somewhat in 2014, as slower-than-expected domestic growth and instability in emerging markets lifted demand for fixed income securities. For the six months ended April 30, 2014, the Standard & Poor’s 500 Index returned 8.36%, while the Barclays U.S. Aggregate Index returned 1.74%.

In Europe, the crisis in Ukraine threatened to disrupt the economic stability that had returned during the second half of 2013. Though a direct military confrontation between Ukraine and Russia had largely been avoided, the imposition of economic sanctions against leading members of Russian President Vladimir Putin’s inner circle raised questions about Europe’s dependence on natural gas exports from Russia. At the end of the reporting period, European energy supplies remained intact. Moreover, the European Union’s continued economic recovery — marked by Ireland’s exit from the bloc’s bailout program — and healthy corporate profits, combined with mergers and acquisitions activity, helped to lift equity markets. Bond prices across Europe also gained as instability in emerging markets drove investors to seek yield elsewhere.

In Japan, equity markets reached record highs and outperformed other developed markets at the end of calendar year 2013. However, investor enthusiasm for the policies of Prime Minister Shinzo Abe began to recede in 2014 as the Japanese economy showed signs of sputtering. An April 1, 2014 increase in the national consumption tax further weakened investor sentiment amid concerns the tax hike would curb domestic demand. Exporters, particularly automakers, came under pressure on expectations that a strengthening yen may erase the comparative advantage they had enjoyed over the past year. The Morgan Stanley Capital International Europe, Australasia, Far East Index (net of foreign withholding taxes) returned 4.44% for the six-month period.

China and Emerging Markets

Emerging market volatility continued throughout the six-month period. The Fed’s decision in December to taper off asset purchases sparked a sell-off across emerging markets that drove volatility in emerging market currencies. Disappointing economic data from China, combined with the first default in the Chinese bond market, again raised concerns about the potential for a sharp slowdown in growth. Demand from China is a major driver of emerging market exports and a slower growth in the Chinese economy would have an outsized impact on emerging market economies. Elsewhere, a currency crisis in Argentina and political uncertainty surrounding election cycles in select emerging markets also weighed on financial markets. The Morgan Stanley Capital International Emerging Markets Index (net of foreign withholdings taxes) returned -2.98% for the six-month period. Despite the headwinds facing emerging markets, the Barclays Emerging Markets USD Aggregate Index returned 3.00%, which illustrates the extent to which investors were willing to take on risk in their search for extra yield.

Central bank policies in the U.S. and Europe are beginning to diverge, with the Fed moving toward a more normalized economy and the European Central Bank committed to intervention and guarding against the threat of price deflation. The trajectory of Japan’s economy is uncertain and emerging markets remain vulnerable to shocks from developments in China, changes in investor sentiment and domestic political turmoil. This backdrop reinforces the wisdom of maintaining a long-term view of your investment portfolio and the benefits derived from diversified holdings.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management J.P. Morgan Asset Management

APRIL 30, 2014	J.P. MORGAN FUNDS	1

J.P. Morgan Funds

MARKET OVERVIEW

SIX MONTHS ENDED APRIL 30, 2014 (Unaudited)

Central banks in most developed market economies continued their efforts to stimulate growth with accommodative policies. In the U.S., the Federal Reserve (the “Fed”) reduced its monthly asset purchases by $30 billion to $55 billion in the face of steady improvements in employment and other economic indicators. The Fed’s initial move in December was followed by a sell-off in emerging markets that led to some currency volatility. While the pace of the sell-off abated in the latter part of the reporting period, emerging markets overall continued to underperform developed markets. In the European Union, economic recovery continued and corporate earnings and mergers and acquisition activity bolstered share prices. In Japan, an increase in the nation’s consumption tax on April 1, 2014, raised fears that domestic consumer demand would slow.

Within the emerging markets, the Indian rupee and Brazilian real performed strongly against the U.S. dollar as outflows from emerging market debt funds slowed and current account deficits in those nations reversed. The Russian ruble weakened against the U.S. dollar amid Western sanctions following Russia’s annexation of Crimea. Among developed market currencies, economic growth in New Zealand and the U.K. led to strengthening of their respective currencies against the U.S. dollar. Japanese economic policy continued to keep the yen weak against the U.S. dollar. The Canadian dollar also weakened against the U.S. dollar as Canada’s widening current account deficit and the potential prospect of growth and higher bond yields in the U.S. proved more attractive to investors.

2	J.P. MORGAN FUNDS	APRIL 30, 2014

JPMorgan Emerging Markets Local Currency Debt Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2014 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	(1.65)%
J.P. Morgan GBI – EM Global Diversified Index	(1.48)%

Net Assets as of 4/30/2014 (In Thousands)	$147,705
Duration as of 4/30/2014	4.69 years

INVESTMENT OBJECTIVE**

The JPMorgan Emerging Markets Local Currency Debt Fund (the “Fund”) seeks to provide total return.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) underperformed the J.P. Morgan GBI – EM Global Diversified Index (the “Benchmark”) for the six months ended April 30, 2014.

The Fund’s exposure to the Mexican peso and its exposure to Brazilian debt were the largest detractors from performance relative to the Benchmark, while the Fund’s position in the Chilean peso and its positions in Turkish government bonds and the Turkish lire made a positive contribution to relative performance. The Fund’s relative underweight in the Russian ruble also contributed to relative performance.

HOW WAS THE FUND POSITIONED?

The Fund invested primarily in debt securities from emerging market countries that the Fund’s portfolio managers believed had the potential to provide total return, using these investments to establish overweight and underweight currency positions versus the Benchmark. The Fund also used currency derivatives to establish overweight and underweight currency positions versus the Benchmark and held U.S. cash as support for these positions. At the end of the reporting period, the Fund’s largest currency overweight positions versus the Benchmark were in Chile, Romania, Nigeria, and Ghana. In addition, the Fund’s portfolio managers looked to position the portfolio to benefit from changes in the interest rates of different countries. In terms of local rates, the Fund was overweight in Romania, Hungary, Colombia, and Chile, as the Fund’s portfolio managers believed that the economic fundamentals of these countries would lead to lower rates (generally, bond prices increase when rates decline).

PORTFOLIO COMPOSITION BY SECURITY TYPE***
Foreign Government Securities	75.8%
Corporate Bonds	0.2
Options Purchased	0.1
Short-Term Investment	23.9

PORTFOLIO COMPOSITION BY COUNTRY***
Brazil	9.4%
Turkey	9.3
Indonesia	7.9
Russia	7.9
Hungary	5.5
Mexico	5.0
South Africa	4.8
Poland	4.5
Thailand	4.3
Romania	3.6
Malaysia	3.2
Nigeria	2.9
Colombia	2.8
Chile	2.1
Peru	1.4
Others (each less than 1.0%)	1.5
Short-Term Investment	23.9

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of April 30, 2014. The Fund’s portfolio composition is subject to change.

APRIL 30, 2014	J.P. MORGAN FUNDS	3

JPMorgan Emerging Markets Local Currency Debt Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2014 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2014

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	SINCE INCEPTION
CLASS A SHARES	6/29/12
Without Sales Charge		(1.86)%	(10.51)%	(1.65)%
With Sales Charge**		(5.56)	(13.82)	(3.68)
CLASS C SHARES	6/29/12
Without CDSC		(2.07)	(10.84)	(2.12)
With CDSC***		(3.07)	(11.84)	(2.12)
CLASS R2 SHARES	6/29/12	(1.86)	(10.63)	(1.85)
CLASS R5 SHARES	6/29/12	(1.54)	(9.97)	(1.17)
CLASS R6 SHARES	6/29/12	(1.54)	(9.87)	(1.08)
SELECT CLASS SHARES	6/29/12	(1.65)	(10.19)	(1.37)

*	Not annualized.
**	Sales Charge for Class A Shares is 3.75%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (6/29/12 TO 4/30/14)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on June 29, 2012.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Emerging Markets Local Currency Debt Fund, the J.P. Morgan GBI-EM Global Diversified Index and the Lipper Emerging Markets Local Currency Debt Funds Index from June 29, 2012 to April 30, 2014. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the J.P. Morgan GBI-EM Global Diversified Index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. The performance of the Lipper Emerging Markets Local Currency Debt Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The J.P. Morgan GBI-EM Global Diversified Index consists of regularly traded, fixed-rate, domestic currency government bonds which international investors can readily access. The maximum weight to any country in the index is capped at 10%. The Lipper Emerging Markets Local Currency Debt Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN FUNDS	APRIL 30, 2014

JPMorgan International Currency Income Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2014 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	(0.36)%
Barclays Global Treasury Ex-U.S. 1-3 Year Index	0.17%
Barclays Global
Ex-USD Benchmark Currency (Trade-Weighted) Index	(0.43)%

Net Assets as of 4/30/2014 (In Thousands)	$166,972
Duration as of 4/30/2014	1.41 years

INVESTMENT OBJECTIVE**

The JPMorgan International Currency Income Fund (the “Fund) seeks to provide a high total return primarily from a portfolio of fixed income and other debt securities denominated in foreign currencies.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

For the six months ended April 30, 2014, the Fund underperformed the Barclays Global Treasury Ex-U.S. 1-3 Year Index due to the Fund’s shorter duration relative to the Benchmark, as yields fell throughout much of the Euro zone, particularly in Germany and other European nations, including Italy and Spain. Duration measures the price sensitivity of a bond or a portfolio of bonds to relative changes in interest rates. Generally, bonds with higher duration will experience a larger increase or decrease in price as interest rates rise or fall, compared with bonds of lower duration.

The Fund outperformed the Barclays Global Ex-USD Benchmark Currency (Trade-Weighted) Index (the “Supplemental Benchmark”) for the six month ended April 30, 2014. Relative to the Supplemental Benchmark, the Fund’s long duration positions in Canadian local currency bonds and Indonesian local currency bonds made a positive contribution to performance, while the Fund’s long duration in Mexican local currency bonds and Brazilian local currency bonds detracted from relative performance.

The Fund’s position in the British pound made a positive contribution to absolute performance, particularly in the first half of the reporting period as positive momentum in the U.K. economy bolstered the currency. The Fund’s position in the euro also helped absolute performance due to favorable debt balances with other nations and positive asset flows into the Euro zone. The Fund’s long duration positions in Canada and Indonesia made a positive contribution to absolute performance.

The Fund’s position in the Australian dollar detracted from absolute performance, particularly in the first half of the period. Many emerging markets underperformed developed markets during the six months ended April 30, 2014, though overall emerging market performance improved somewhat toward the end of the period. In particular, the Brazilian real underperformed other currencies and detracted from the Fund’s absolute performance.

Notably, the Fund experienced net asset outflows of 70% during the reporting period, which provided a small drag on the Fund’s overall performance.

HOW WAS THE FUND POSITIONED?

The Fund attempted to benefit from foreign currency strength and weakness against the U.S. dollar. To establish overweight and underweight positions in currencies, the Fund primarily invested in securities issued by foreign governments, agencies, and supranationals. The Fund also utilized forward foreign exchange contracts to establish these positions and held U.S. cash as support for these positions.

PORTFOLIO COMPOSITION BY SECURITY TYPE***
Foreign Government Securities	51.4%
Supranational	29.7
Corporate Bonds	8.7
Short-Term Investment	10.2

PORTFOLIO COMPOSITION BY COUNTRY***
Supranational	29.7%
Netherlands	12.6
Mexico	9.5
Brazil	4.5
Finland	4.5
United Kingdom	4.5
Canada	3.3
Malaysia	3.3
Indonesia	3.2
Denmark	3.0
Norway	2.6
Germany	2.5
Austria	2.2
Philippines	2.2
Thailand	1.8
Others (each less than 1.0%)	0.4
Short-Term Investment	10.2

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of April 30, 2014. The Fund’s portfolio composition is subject to change.

APRIL 30, 2014	J.P. MORGAN FUNDS	5

JPMorgan International Currency Income Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2014 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2014

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	3/30/07
Without Sales Charge		(0.45)%	(1.86)%	4.00%	3.06%
With Sales Charge**		(4.16)	(5.55)	3.21	2.50
CLASS C SHARES	3/30/07
Without CDSC		(0.83)	(2.53)	3.25	2.35
With CDSC***		(1.83)	(3.53)	3.25	2.35
SELECT CLASS SHARES	3/30/07	(0.36)	(1.68)	4.21	3.27

*	Not annualized.
**	Sales Charge for Class A Shares is 3.75%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (3/30/07 TO 4/30/14)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on March 30, 2007.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan International Currency Income Fund, the Barclays Global Treasury Ex-U.S. 1-3 Year Index, the Barclays Global Ex-USD Benchmark Currency (Trade-Weighted) Index and the Lipper Alternative Currency Strategies Average from March 30, 2007 to April 30, 2014. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Barclays Global Treasury Ex-U.S. 1-3 Year Index and the Barclays Global Ex-USD Benchmark Currency (Trade-Weighted) Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund. The performance of the Lipper Alternative Currency Strategies Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Barclays Global Treasury Ex-U.S. 1-3 Year Index measures the performance of fixed-rate local currency sovereign debt of investment grade countries outside the United States that has remaining maturities of one to three years. The Barclays Global Ex-USD Benchmark Currency (Trade-Weighted) Index is a total return index that is constructed to track the performance of a basket of

1-month cash settled foreign currency forward positions in a basket of currencies versus the U.S. dollar. Investors cannot invest directly in an index. The Lipper Alternative Currency Strategies Average is an average based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper, Inc.

From the inception of the Fund through November 3, 2009, the Fund did not experience any shareholder purchase and sale activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted. Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations. The Fund is also subject to the additional risk of non-diversified “regional” fund investing.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6	J.P. MORGAN FUNDS	APRIL 30, 2014

JPMorgan Emerging Markets Local Currency Debt Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2014 (Unaudited)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE($)
Corporate Bond — 0.2%
	Mexico — 0.2%
MXN 3,600	Grupo Televisa S.A.B., 7.250%, 05/14/43 (m) (Cost $298)	223

Foreign Government Securities — 73.2%
	Brazil — 9.1%
BRL 4,110	Brazil Letras do Tesouro Nacional, Zero Coupon, 01/01/15 (m)	1,715
	Brazil Notas do Tesouro Nacional Serie F,
BRL 3,700	10.000%, 01/01/15 (m)	1,647
BRL 10,440	10.000%, 01/01/17 (m)	4,450
BRL 9,200	10.000%, 01/01/21 (m)	3,696
BRL 5,031	10.000%, 01/01/23 (m)	1,971

		13,479

	Chile — 2.0%
CLP 66	Bonos de la Tesoreria de la Republica, 3.000%, 07/01/17 (m)	2,943

	Colombia — 2.7%
	Republic of Colombia,
COP 3,200,000	4.375%, 03/21/23 (m)	1,488
COP 2,905,000	7.750%, 04/14/21 (m)	1,684
COP 1,290,000	9.850%, 06/28/27 (m)	872

		4,044

	Ghana — 0.4%
167	Citigroup, Inc., CLN, 16.900%, 03/09/16 (linked to Government of Ghana, 16.900%, 03/09/16; credit rating B) (e) (i) (m)	96
1,606	Standard Chartered Bank, CLN, 21.000%, 10/28/15 (linked to Government of Ghana, 21.000%, 10/28/15; credit rating B) (e) (i) (m)	486

		582

	Hungary — 5.3%
	Republic of Hungary,
HUF 74,930	5.500%, 12/20/18 (m)	357
HUF 78,260	5.500%, 06/24/25 (m)	357
HUF 801,050	6.000%, 11/24/23 (m)	3,847
HUF 69,450	6.500%, 06/24/19 (m)	343
HUF 225,420	6.750%, 11/24/17 (m)	1,117
HUF 157,920	7.000%, 06/24/22 (m)	798
HUF 198,220	7.500%, 11/12/20 (m)	1,029

		7,848

	Indonesia — 7.7%
	Republic of Indonesia,
IDR 5,500,000	5.250%, 05/15/18 (m)	437
IDR 4,580,000	5.625%, 05/15/23 (m)	335
IDR 2,196,000	6.125%, 05/15/28 (m)	153

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE($)

	Indonesia — continued
IDR 7,312,000	6.625%, 05/15/33 (m)	512
IDR 14,109,000	8.250%, 07/15/21 (m)	1,236
IDR 11,710,000	8.250%, 06/15/32 (m)	972
IDR 42,700,000	8.375%, 03/15/24 (m)	3,776
IDR 12,220,000	8.375%, 03/15/34 (m)	1,033
IDR 20,200,000	9.000%, 03/15/29 (m)	1,822
IDR 7,000,000	9.500%, 06/15/15 (m)	621
IDR 4,725,000	9.500%, 07/15/31 (m)	443

		11,340

	Kenya — 0.4%
600	Citigroup, Inc., CLN, 12.000%, 11/15/32 (linked to Republic of Kenya 20-Year Bond, 12.000%, 11/15/32; credit rating B) (i) (m)	578

	Malaysia — 3.1%
	Malaysia Government Bond,
MYR 2,600	3.480%, 03/15/23 (m)	762
MYR 5,800	3.492%, 03/31/20 (m)	1,741
MYR 2,000	3.844%, 04/15/33 (m)	554
MYR 5,110	3.892%, 03/15/27 (m)	1,489

		4,546

	Mexico — 4.7%
	United Mexican States,
MXN 2,774	4.000%, 11/15/40 (m)	225
MXN 12,000	7.500%, 06/03/27 (m)	996
MXN 11,000	7.750%, 05/29/31 (m)	906
MXN 28,100	7.750%, 11/13/42 (m)	2,263
MXN 9,050	8.500%, 11/18/38 (m)	789
MXN 2,100	10.000%, 12/05/24 (m)	207
MXN 14,870	10.000%, 11/20/36 (m)	1,484

		6,870

	Nigeria — 2.8%
	Nigeria Government Bond,
NGN 300,208	10.000%, 07/23/30 (m)	1,472
NGN 70,000	16.000%, 06/29/19 (m)	483
	Nigeria Treasury Bill,
NGN 356,000	0.000%, 05/08/14 (m)	2,210

		4,165

	Peru — 1.3%
	Republic of Peru,
PEN 1,891	Reg. S, 6.900%, 08/12/37 (m)	676
PEN 1,616	Reg. S, 6.950%, 08/12/31 (m)	591
PEN 1,700	Reg. S, 7.840%, 08/12/20 (m)	675

		1,942

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2014	J.P. MORGAN FUNDS	7

JPMorgan Emerging Markets Local Currency Debt Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2014 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Options contracts)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE($)
Foreign Government Securities — continued
	Philippines — 0.6%
	Republic of Philippines,
PHP 10,000	6.125%, 10/24/37 (m)	243
PHP 22,000	6.250%, 01/14/36 (m)	506
PHP 5,126	8.125%, 12/16/35 (m)	152

		901

	Poland — 4.3%
	Poland Government Bond,
PLN 100	5.250%, 10/25/17 (m)	35
PLN 6,000	5.500%, 04/25/15 (m)	2,035
PLN 8,160	5.750%, 09/23/22 (m)	3,033
PLN 3,400	5.750%, 04/25/29 (m)	1,281

		6,384

	Romania — 3.4%
	Republic of Romania,
RON 5,000	4.750%, 06/24/19 (m)	1,589
RON 750	5.750%, 04/29/20 (m)	246
RON 5,750	5.850%, 04/26/23 (m)	1,915
RON 4,030	5.900%, 07/26/17 (m)	1,327

		5,077

	Russia — 7.6%
	Russian Federation,
RUB 26,000	6.700%, 05/15/19 (m)	661
RUB 48,000	6.800%, 12/11/19 (m)	1,213
RUB 80,100	7.000%, 01/25/23 (m)	1,951
RUB 4,300	7.050%, 01/19/28 (m)	99
RUB 101,600	7.500%, 03/15/18 (m)	2,709
RUB 9,100	7.500%, 02/27/19 (m)	240
RUB 16,400	7.600%, 04/14/21 (m)	424
RUB 153,700	7.600%, 07/20/22 (m)	3,915

		11,212

	South Africa — 4.6%
	Republic of South Africa,
ZAR 10,000	6.250%, 03/31/36 (m)	700
ZAR 1,400	6.750%, 03/31/21 (m)	123
ZAR 31,608	7.000%, 02/28/31 (m)	2,501
ZAR 4,950	7.750%, 02/28/23 (m)	454
ZAR 32,370	8.750%, 02/28/48 (m)	2,933
ZAR 1,000	10.500%, 12/21/26 (m)	110

		6,821

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE($)

	Thailand — 4.2%
	Thailand Government Bond,
THB 29,000	3.250%, 06/16/17 (m)	917
THB 7,600	3.580%, 12/17/27 (m)	225
THB 26,300	3.625%, 05/22/15 (m)	826
THB 51,150	3.625%, 06/16/23 (m)	1,590
THB 41,500	3.875%, 06/13/19 (m)	1,332
THB 21,436	Reg. S, 1.269%, 07/14/21 (m)	634
THB 23,840	Reg. S, 1.272%, 03/12/28 (m)	653

		6,177

	Turkey — 9.0%
	Republic of Turkey,
TRY 1,160	3.428%, 02/23/22 (m)	572
TRY 7,486	7.100%, 03/08/23 (m)	3,106
TRY 4,028	8.500%, 09/14/22 (m)	1,841
TRY 10,110	9.000%, 03/08/17 (m)	4,786
TRY 2,540	9.500%, 01/12/22 (m)	1,220
TRY 3,440	10.500%, 01/15/20 (m)	1,732

		13,257

	Total Foreign Government Securities (Cost $112,237)	108,166

NOTIONAL AMOUNT
Options Purchased — 0.1%
	Foreign Exchange Currency Options — 0.1%
	United States — 0.1%
2,819,000	BRL Put/USD Call, Expiring 05/27/14 @ 2.47 BRL to 1 USD, Vanilla, European Style (a)	—	(h)
2,819,000	BRL Put/USD Call, Expiring 06/26/14 @ 2.41 BRL to 1 USD, Vanilla, European Style (a)	10
2,970,000	SGD Put/USD Call, Expiring 05/08/14 @ 1.24 SGD to 1 USD, Vanilla, European Style (a)	27
2,819,000	ZAR Put/USD Call, Expiring 05/30/14 @ 11.34 ZAR to 1 USD, Vanilla, European Style (a)	2
2,819,000	ZAR Put/USD Call, Expiring 07/01/14 @ 11.14 ZAR to 1 USD, Vanilla, European Style (a)	18
5,840,000	ZAR Put/USD Call, Expiring 07/08/14 @ 11.02 ZAR to 1 USD, Vanilla, European Style (a)	55

	Total Call Options Purchased (Cost $288)	112

SEE NOTES TO FINANCIAL STATEMENTS.

8	J.P. MORGAN FUNDS	APRIL 30, 2014

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investments — 23.1%
	Investment Company — 23.1%
34,153	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.010% (b) (l) (m) (Cost $34,153)	34,153

	Total Investments — 96.6% (Cost $146,976)	142,654
	Other Assets in Excess of Liabilities — 3.4%	5,051

	NET ASSETS — 100.0%	$147,705

Percentages indicated are based on net assets.

Forward Foreign Currency Exchange Contracts
CONTRACTS TO BUY	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT 04/30/14	NET UNREALIZED APPRECIATION (DEPRECIATION)
3,131	AUD	Westpac Banking Corp.	06/18/14	2,836	2,899	63
6,607	BRL	State Street Corp. †	06/18/14	2,899	2,920	21
6,650	BRL	Credit Suisse International †	07/16/14	2,891	2,917	26
1,590,890	CLP	Goldman Sachs International †	06/18/14	2,762	2,804	42
5,742,960	COP	HSBC Bank, N.A. †	06/18/14	2,856	2,952	96
4,194,161	COP	Deutsche Bank AG †	07/16/14	2,166	2,150	(16)
956	EUR	Credit Suisse International	07/16/14	1,316	1,326	10
1,067	EUR	Societe Generale	07/16/14	1,477	1,480	3
326,676	HUF	Citibank, N.A.	07/16/14	1,470	1,472	2
2,870,220	IDR	Credit Suisse International †	07/16/14	246	246	— (h)
3,782,744	IDR	Goldman Sachs International †	07/16/14	331	324	(7)
302,551	JPY	Barclays Bank plc	06/18/14	2,915	2,960	45
3,067,679	KRW	Union Bank of Switzerland AG †	06/18/14	2,863	2,965	102
76,163	MXN	HSBC Bank, N.A.	06/18/14	5,792	5,798	6
108,930	MXN	Citibank, N.A.	07/16/14	8,352	8,274	(78)
1,233	MYR	Goldman Sachs International †	07/16/14	374	376	2
31,673	MYR	Westpac Banking Corp. †	07/16/14	9,767	9,667	(100)
1,098	PEN	Credit Suisse International †	07/16/14	389	387	(2)
17,388	PLN	Barclays Bank plc	06/18/14	5,718	5,725	7
24,819	PLN	Citibank, N.A.	07/16/14	8,168	8,157	(11)
842	PLN	Union Bank of Switzerland AG	07/16/14	277	277	— (h)
195,882	RUB	Credit Suisse International †	06/18/14	5,304	5,416	112
83,384	RUB	Credit Suisse International †	07/16/14	2,295	2,288	(7)
3,580	SGD	Deutsche Bank AG	06/18/14	2,825	2,855	30
187,728	THB	Westpac Banking Corp.	07/16/14	5,753	5,782	29
3,738	TRY	Citibank, N.A.	07/16/14	1,746	1,736	(10)
2,290	TRY	Goldman Sachs International	07/16/14	1,051	1,063	12
18,637	ZAR	BNP Paribas	07/16/14	1,760	1,749	(11)
77,774	ZAR	Citibank, N.A.	07/16/14	7,340	7,301	(39)
4,080	ZAR	Credit Suisse International	07/16/14	381	383	2
2,810	ZAR	Goldman Sachs International	07/16/14	260	264	4
				94,580	94,913	333

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2014	J.P. MORGAN FUNDS	9

JPMorgan Emerging Markets Local Currency Debt Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2014 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Options contracts)

CONTRACTS TO SELL	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT 04/30/14	NET UNREALIZED APPRECIATION (DEPRECIATION)
3,131	AUD	Westpac Banking Corp.	06/18/14	2,808	2,899	(91)
559	BRL	Credit Suisse International †	07/16/14	239	246	(7)
842	BRL	Deutsche Bank AG †	07/16/14	371	369	2
2,859	BRL	Goldman Sachs International †	07/16/14	1,262	1,254	8
3,198	CAD	Westpac Banking Corp.	06/18/14	2,874	2,914	(40)
1,624,270	CLP	HSBC Bank, N.A. †	06/18/14	2,827	2,864	(37)
1,590,890	CLP	State Street Corp. †	06/18/14	2,760	2,804	(44)
1,470,695	CLP	Credit Suisse International †	07/17/14	2,661	2,585	76
2,871,220	COP	Credit Suisse International †	07/16/14	1,469	1,471	(2)
2,022	EUR	Credit Suisse International	07/16/14	2,786	2,805	(19)
334,906	HUF	Goldman Sachs International	07/16/14	1,495	1,509	(14)
3,858,064	IDR	Credit Suisse International †	07/16/14	330	330	— (h)
26,775,692	IDR	HSBC Bank, N.A. †	07/16/14	2,332	2,295	37
22,681	JPY	State Street Corp.	06/18/14	218	222	(4)
279,915	JPY	TD Bank Financial Group	06/18/14	2,713	2,739	(26)
3,067,679	KRW	Barclays Bank plc †	06/18/14	2,898	2,965	(67)
13,371	MXN	Union Bank of Switzerland AG	07/16/14	1,025	1,016	9
8,569	PLN	Westpac Banking Corp.	06/18/14	2,800	2,822	(22)
944	PLN	HSBC Bank, N.A.	07/16/14	309	310	(1)
849	PLN	Royal Bank of Canada	07/16/14	279	279	— (h)
2,933	RON	Societe Generale	07/16/14	900	912	(12)
6,836	RON	Union Bank of Switzerland AG	07/16/14	2,102	2,128	(26)
102,883	RUB	Credit Suisse International †	06/18/14	2,846	2,845	1
199,263	RUB	HSBC Bank, N.A. †	06/18/14	5,353	5,509	(156)
47,766	RUB	Credit Suisse International †	07/16/14	1,318	1,312	6
10,202	RUB	Goldman Sachs International †	07/16/14	282	280	2
3,580	SGD	HSBC Bank, N.A.	06/18/14	2,828	2,855	(27)
92,824	THB	HSBC Bank, N.A.	06/18/14	2,840	2,863	(23)
6,298	TRY	HSBC Bank, N.A.	06/18/14	2,886	2,946	(60)
3,121	TRY	Goldman Sachs International	07/16/14	1,432	1,450	(18)
777	TRY	Royal Bank of Canada	07/16/14	362	361	1
574	TRY	Union Bank of Switzerland AG	07/16/14	262	267	(5)
31,022	ZAR	Barclays Bank plc	06/18/14	2,913	2,925	(12)
2,456	ZAR	Citibank, N.A.	07/16/14	227	230	(3)
				61,007	61,581	(574)

†	Non-deliverable forward. See Note 2.C. in Notes to Financial Statements.

SEE NOTES TO FINANCIAL STATEMENTS.

10	J.P. MORGAN FUNDS	APRIL 30, 2014

Interest Rate Swaps
	RATE TYPE (r)
SWAP COUNTERPARTY	PAYMENTS MADE BY THE FUND	PAYMENTS RECEIVED BY THE FUND	TERMINATION DATE		NOTIONAL AMOUNT	VALUE
Bank of America	3.005% annually	6 month WIBOR semi-annually	03/11/16	PLN	13,000	(7)
Bank of America	4.020% semi-annually	6 month CLICP semi-annually	03/13/16	CLP	2,000,000	(24)
Bank of America	6.920% quarterly	3 month JIBAR quarterly	04/24/16	ZAR	42,500	(7)
Bank of America	Brazilian CDI at maturity	11.995% quarterly	01/04/16	BRL	14,000	15
Bank of America	Brazilian CDI at maturity	12.040% quarterly	01/02/17	BRL	2,550	1
Bank of America	Brazilian CDI at maturity	12.160% annually	01/02/17	BRL	8,500	8
Citibank N.A.	3 month JIBAR quarterly	6.030% quarterly	03/15/18	ZAR	37,500	(165)
Citibank N.A.	3 month KLIBOR quarterly	4.295% quarterly	09/24/23	MYR	5,880	(55)
Citibank N.A.	3.1400% annually	6 month BUBOR semi-annually	04/28/16	HUF	900,000	(6)
Citibank N.A.	3.595% quarterly	3 month KLIBOR quarterly	03/10/16	MYR	13,600	2
Citibank N.A.	6 month THBFIX semi-annually	3.870% semi-annually	09/26/23	THB	65,000	63
Citibank N.A.	6 month WIBOR semi-annually	3.660% annually	09/26/18	PLN	9,500	91
Citibank N.A.	Brazilian CDI at maturity	10.335% at maturity	01/04/16	BRL	3,500	(33)
Deutsche Bank AG (London)	3 month JIBAR quarterly	7.865% quarterly	09/23/23	ZAR	21,000	(45)

						(162)

OPTIONS WRITTEN:

Foreign Exchange Currency Options Written:
DESCRIPTION	EXERCISE PRICE	EXPIRATION DATE	NUMBER OF CONTRACTS	VALUE
SGD Put/USD Call, Vanilla, European Style	1.243	05/08/14	2,970,000	(27)

(Premiums received of $84)

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2014	J.P. MORGAN FUNDS	11

JPMorgan International Currency Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2014 (Unaudited)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — 8.7%
	Netherlands — 4.0%
EUR 15	Deutsche Telekom International Finance B.V., 6.000%, 01/20/17 (m)	24
EUR 2,351	LeasePlan Corp N.V., 3.250%, 05/22/14 (m)	3,267
GBP 2,000	Nederlandse Waterschapsbank N.V., 2.125%, 09/07/16 (m)	3,450

		6,741

	United Kingdom — 4.5%
EUR 50	BAT International Finance plc, 5.375%, 06/29/17 (m)	79
	Network Rail Infrastructure Finance plc,
GBP 1,700	1.250%, 01/22/15 (m)	2,884
GBP 2,500	4.875%, 11/27/15 (m)	4,490

		7,453

	United States — 0.2%
EUR 50	AT&T, Inc., 6.125%, 04/02/15 (m)	73
EUR 50	Cellco Partnership/Verizon Wireless Capital LLC, 8.750%, 12/18/15 (m)	78
EUR 25	Goldman Sachs Group, Inc. (The), 4.000%, 02/02/15 (m)	36
EUR 50	Morgan Stanley, 5.500%, 10/02/17 (m)	79

		266

	Total Corporate Bonds (Cost $13,080)	14,460

Foreign Government Securities — 51.3%
	Australia — 0.2%
AUD 258	New South Wales Treasury Corp., 5.500%, 03/01/17 (m)	256

	Austria — 2.2%
	Republic of Austria,
EUR 2,500	3.500%, 07/15/15 (e) (m)	3,604
EUR 35	4.350%, 03/15/19 (e) (m)	57

		3,661

	Brazil — 4.5%
BRL 17,700	Brazil Notas do Tesouro Nacional Serie F, 10.000%, 01/01/17 (m)	7,545

	Canada — 3.3%
	Government of Canada,
CAD 2,750	1.000%, 05/01/15 (m)	2,509
CAD 15	3.750%, 06/01/19 (m)	15
CAD 3,070	4.000%, 06/01/16 (m)	2,969

		5,493

	Denmark — 3.0%
EUR 3,450	Kingdom of Denmark, 2.750%, 03/16/16 (m)	5,012

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Finland — 4.5%
EUR 2,440	Finland Government Bond, 4.250%, 07/04/15 (e) (m)	3,546
GBP 2,350	Kingdom of Finland, 0.573%, 02/25/16 (m)	3,971

		7,517

	France — 0.0% (g)
EUR 50	Caisse d’Amortissement de la Dette Sociale, 3.625%, 04/25/15 (m)	72

	Germany — 2.5%
	Bundesrepublik Deutschland,
EUR 60	3.500%, 07/04/19 (m)	96
EUR 50	4.250%, 07/04/18 (m)	80
	Kreditanstalt fuer Wiederaufbau,
EUR 2,740	1.875%, 11/16/15 (m)	3,898
EUR 25	3.875%, 01/21/19 (m)	40
EUR 30	4.125%, 07/04/17 (m)	46

		4,160

	Indonesia — 3.2%
IDR 60,160,000	Republic of Indonesia, 9.500%, 06/15/15 (m)	5,334

	Malaysia — 3.3%
	Malaysia Government Bond,
MYR 10,400	3.741%, 02/27/15 (m)	3,202
MYR 7,400	4.160%, 07/15/21 (m)	2,291

		5,493

	Mexico — 9.5%
	United Mexican States,
MXN 95,400	8.000%, 12/17/15 (m)	7,757
MXN 101,700	9.500%, 12/18/14 (m)	8,058

		15,815

	Netherlands — 8.5%
	Bank Nederlandse Gemeenten,
JPY 690,000	1.850%, 11/07/16 (m)	7,054
GBP 2,500	2.375%, 12/23/15 (m)	4,323
AUD 2,950	5.625%, 02/16/17 (m)	2,885

		14,262

	Norway — 2.6%
AUD 4,650	Kommunalbanken A.S., 6.000%, 03/16/15 (m)	4,423

	Philippines — 2.2%
PHP 142,250	Philippine Government Bond, 6.500%, 04/28/21 (m)	3,633

SEE NOTES TO FINANCIAL STATEMENTS.

12	J.P. MORGAN FUNDS	APRIL 30, 2014

PRINCIPAL AMOUNT		SECURITY DESCRIPTION	VALUE
	Foreign Government Securities — continued
		Thailand — 1.8%
	THB 97,000	Kingdom of Thailand, 3.650%, 12/17/21 (m)	3,039

		Total Foreign Government Securities (Cost $92,649)	85,715

	Supranational — 29.7%
	GBP 1,700	European Bank for Reconstruction & Development, 0.875%, 12/15/14 (m)	2,877
		European Investment Bank,
	JPY 662,000	1.400%, 06/20/17 (m)	6,736
	GBP 2,770	3.000%, 12/07/15 (m)	4,840
	EUR 100	4.250%, 10/15/14 (m)	141
	SEK 99,100	4.500%, 05/05/14 (m)	15,248
		European Union,
	EUR 2,060	3.125%, 01/27/15 (m)	2,919
	EUR 3,756	3.625%, 04/06/16 (m)	5,547
	GBP 2,700	Inter-American Development Bank, 0.750%, 12/15/14 (m)	4,565
		International Bank for Reconstruction & Development,
GBP	2,700	0.875%, 12/17/14 (m)	4,568

PRINCIPAL AMOUNT		SECURITY DESCRIPTION	VALUE
	Supranational — continued
AUD	2,282	5.130%, 07/14/15 (m)	2,164

		Total Supranational (Cost $49,197)	49,605

SHARES
	Short-Term Investment — 10.2%
		Investment Company — 10.2%
	17,080	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.010% (b) (l) (m) (Cost $17,080)	17,080

		Total Investments — 99.9% (Cost $172,006)	166,860
		Other Assets in Excess of Liabilities — 0.1%	112

		NET ASSETS — 100.0%	$166,972

Percentages indicated are based on net assets.

Forward Foreign Currency Exchange Contracts
CONTRACTS TO BUY	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT 04/30/14	NET UNREALIZED APPRECIATION (DEPRECIATION)
9,489	ARS	HSBC Bank, N.A. †	05/08/14	1,166	1,186	20
9,489	ARS	HSBC Bank, N.A. †	06/06/14	1,169	1,162	(7)
7,915	AUD	Westpac Banking Corp.	05/08/14	7,330	7,350	20
4,690	BRL	Citibank, N.A. †	05/08/14	2,059	2,100	41
12,292	BRL	Union Bank of Switzerland AG †	05/08/14	5,508	5,503	(5)
22,575	CAD	Deutsche Bank AG	05/08/14	20,468	20,594	126
20,710	CAD	Credit Suisse International	06/06/14	18,878	18,879	1
2,718	CHF	BNP Paribas	05/08/14	3,078	3,089	11
2,516	CHF	HSBC Bank, N.A.	06/06/14	2,857	2,859	2
915,742	CLP	Goldman Sachs International †	05/08/14	1,656	1,622	(34)
849,157	CLP	Union Bank of Switzerland AG †	06/06/14	1,497	1,499	2
3,116	CNY	Deutsche Bank AG †	05/08/14	505	505	— (h)
225,902	CNY	Goldman Sachs International †	05/08/14	36,521	36,593	72
212,438	CNY	Goldman Sachs International †	06/06/14	34,406	34,405	(1)
2,599,126	COP	Goldman Sachs International †	05/08/14	1,316	1,341	25
2,325,068	COP	Union Bank of Switzerland AG †	06/06/14	1,199	1,196	(3)
1,290	EUR	Credit Suisse International	05/08/14	1,789	1,790	1
170	EUR	Westpac Banking Corp.	05/08/14	235	236	1
17,970	GBP	Goldman Sachs International	05/08/14	30,303	30,339	36
18,775	HKD	BNP Paribas	05/08/14	2,421	2,422	1
16,323	HKD	Credit Suisse International	06/06/14	2,106	2,106	— (h)
43,589,190	IDR	HSBC Bank, N.A. †	05/08/14	3,778	3,774	(4)

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2014	J.P. MORGAN FUNDS	13

JPMorgan International Currency Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2014 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

CONTRACTS TO BUY	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT 04/30/14	NET UNREALIZED APPRECIATION (DEPRECIATION)
6,952	ILS	BNP Paribas	05/08/14	1,993	2,009	16
6,519	ILS	HSBC Bank, N.A.	06/06/14	1,881	1,883	2
232,764	INR	Morgan Stanley †	05/08/14	3,854	3,862	8
204,642	INR	HSBC Bank, N.A. †	06/06/14	3,374	3,376	2
20,444	JPY	Citibank, N.A.	05/08/14	198	200	2
85,936	JPY	Union Bank of Switzerland AG	05/08/14	841	841	—	(h)
7,574,942	KRW	Union Bank of Switzerland AG †	05/08/14	7,110	7,337	227
7,072,340	KRW	HSBC Bank, N.A. †	06/09/14	6,840	6,838	(2)
56,334	MXN	BNP Paribas	05/08/14	4,301	4,304	3
47,510	MXN	Deutsche Bank AG	05/08/14	3,624	3,630	6
77,691	MXN	Goldman Sachs International	06/06/14	5,913	5,921	8
9,843	MYR	Morgan Stanley †	05/08/14	3,015	3,016	1
123,938	PHP	Morgan Stanley †	05/08/14	2,780	2,785	5
82,536	RUB	Union Bank of Switzerland AG †	05/08/14	2,316	2,313	(3)
72,435	RUB	Goldman Sachs International †	06/06/14	2,011	2,010	(1)
7,553	SAR	Deutsche Bank AG	05/08/14	2,014	2,014	—	(h)
7,031	SAR	Union Bank of Switzerland AG	06/09/14	1,875	1,875	—	(h)
101,470	SEK	HSBC Bank, N.A.	05/08/14	15,523	15,603	80
103,560	SEK	Westpac Banking Corp.	06/09/14	15,855	15,916	61
4,577	SGD	Westpac Banking Corp.	05/08/14	3,633	3,651	18
4,152	SGD	Westpac Banking Corp.	06/06/14	3,304	3,312	8
19,776	THB	Westpac Banking Corp.	05/08/14	611	611	—	(h)
133,956	TWD	Morgan Stanley †	05/08/14	4,402	4,440	38
126,044	TWD	Morgan Stanley †	06/06/14	4,174	4,179	5
				281,687	282,476	789

CONTRACTS TO SELL	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT 04/30/14	NET UNREALIZED APPRECIATION (DEPRECIATION)
9,489	ARS	HSBC Bank, N.A. †	05/08/14	1,186	1,186	— (h)
833	ARS	Goldman Sachs International †	06/06/14	102	102	— (h)
147	AUD	Deutsche Bank AG	05/08/14	137	136	1
96	AUD	Goldman Sachs International	05/08/14	89	89	— (h)
7,672	AUD	Westpac Banking Corp.	05/08/14	7,064	7,124	(60)
7,915	AUD	Westpac Banking Corp.	06/06/14	7,315	7,334	(19)
461	BRL	Barclays Bank plc †	05/08/14	197	206	(9)
367	BRL	Deutsche Bank AG †	05/08/14	162	164	(2)
15,879	BRL	Goldman Sachs International †	05/08/14	6,957	7,108	(151)
275	BRL	HSBC Bank, N.A. †	05/08/14	124	123	1
267	BRL	Goldman Sachs International †	06/06/14	118	118	— (h)
8,607	BRL	Union Bank of Switzerland AG †	06/06/14	3,812	3,817	(5)

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN FUNDS	APRIL 30, 2014

CONTRACTS TO SELL	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT 04/30/14	NET UNREALIZED APPRECIATION (DEPRECIATION)
272	CAD	Barclays Bank plc	05/08/14	248	247	1
177	CAD	BNP Paribas	05/08/14	161	161	— (h)
160	CAD	Citibank, N.A.	05/08/14	145	146	(1)
20,710	CAD	Credit Suisse International	05/08/14	18,891	18,893	(2)
334	CAD	Deutsche Bank AG	05/08/14	301	304	(3)
152	CAD	Morgan Stanley	05/08/14	138	138	— (h)
200	CAD	Royal Bank of Canada	05/08/14	181	183	(2)
570	CAD	Union Bank of Switzerland AG	05/08/14	522	520	2
408	CAD	Credit Suisse International	06/06/14	370	372	(2)
150	CAD	HSBC Bank, N.A.	06/06/14	136	137	(1)
2,612	CHF	HSBC Bank, N.A.	05/08/14	2,965	2,968	(3)
107	CHF	Union Bank of Switzerland AG	05/08/14	122	122	— (h)
60	CHF	State Street Corp.	06/06/14	68	68	— (h)
66,586	CLP	HSBC Bank, N.A. †	05/08/14	122	118	4
849,157	CLP	Union Bank of Switzerland AG †	05/08/14	1,502	1,504	(2)
1,239	CNY	Barclays Bank plc †	05/08/14	201	201	— (h)
1,785	CNY	Citibank, N.A. †	05/08/14	288	288	— (h)
1,124	CNY	Deutsche Bank AG †	05/08/14	182	182	— (h)
213,225	CNY	Goldman Sachs International †	05/08/14	34,625	34,539	86
10,257	CNY	HSBC Bank, N.A. †	05/08/14	1,663	1,662	1
1,387	CNY	Morgan Stanley †	05/08/14	225	225	— (h)
2,382	CNY	Credit Suisse International †	06/06/14	386	386	— (h)
1,781	CNY	Goldman Sachs International †	06/06/14	288	289	(1)
274,058	COP	HSBC Bank, N.A. †	05/08/14	142	141	1
2,325,068	COP	Union Bank of Switzerland AG †	05/08/14	1,202	1,200	2
389	EUR	Barclays Bank plc	05/08/14	537	540	(3)
184	EUR	Citibank, N.A.	05/08/14	253	255	(2)
218	EUR	Deutsche Bank AG	05/08/14	302	303	(1)
92	EUR	HSBC Bank, N.A.	05/08/14	126	127	(1)
125	EUR	State Street Corp.	05/08/14	172	173	(1)
453	EUR	Union Bank of Switzerland AG	05/08/14	629	629	— (h)
110	EUR	Barclays Bank plc	06/06/14	152	152	— (h)
1,290	EUR	Credit Suisse International	06/06/14	1,789	1,790	(1)
181	EUR	Deutsche Bank AG	06/06/14	251	252	(1)
86	EUR	TD Bank Financial Group	06/06/14	119	119	— (h)
72	GBP	Deutsche Bank AG	05/08/14	120	121	(1)
145	GBP	Union Bank of Switzerland AG	05/08/14	244	246	(2)
17,753	GBP	Westpac Banking Corp.	05/08/14	29,543	29,974	(431)
99	GBP	Credit Suisse International	06/06/14	167	168	(1)
17,970	GBP	Goldman Sachs International	06/06/14	30,296	30,332	(36)
17,521	HKD	Credit Suisse International	05/08/14	2,259	2,259	— (h)
1,254	HKD	Societe Generale	05/08/14	162	162	— (h)
1,633,978	IDR	Citibank, N.A. †	05/08/14	144	141	3
1,406,833	IDR	HSBC Bank, N.A. †	05/08/14	122	122	— (h)
40,548,379	IDR	Union Bank of Switzerland AG †	05/08/14	3,597	3,511	86
43,589,190	IDR	HSBC Bank, N.A. †	06/06/14	3,762	3,761	1
433	ILS	Goldman Sachs International	05/08/14	124	125	(1)
6,519	ILS	HSBC Bank, N.A.	05/08/14	1,881	1,883	(2)
408	ILS	Credit Suisse International	06/06/14	117	118	(1)

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2014	J.P. MORGAN FUNDS	15

JPMorgan International Currency Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2014 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

CONTRACTS TO SELL	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT 04/30/14	NET UNREALIZED APPRECIATION (DEPRECIATION)
9,882	INR	Barclays Bank plc †	05/08/14	163	164	(1)
212,012	INR	HSBC Bank, N.A. †	05/08/14	3,516	3,519	(3)
10,870	INR	State Street Corp. †	05/08/14	179	180	(1)
7,159	INR	Credit Suisse International †	06/06/14	117	118	(1)
18,640	JPY	Deutsche Bank AG	05/08/14	182	182	— (h)
15,778	JPY	HSBC Bank, N.A.	05/08/14	154	155	(1)
10,557	JPY	Morgan Stanley	05/08/14	104	104	— (h)
14,901	JPY	Royal Bank of Canada	05/08/14	145	146	(1)
11,200	JPY	Societe Generale	05/08/14	108	110	(2)
35,303	JPY	Union Bank of Switzerland AG	05/08/14	348	345	3
15,481	JPY	Credit Suisse International	06/06/14	152	152	— (h)
85,936	JPY	Union Bank of Switzerland AG	06/06/14	840	840	— (h)
113,870	KRW	Citibank, N.A. †	05/08/14	107	110	(3)
136,196	KRW	Goldman Sachs International †	05/08/14	127	132	(5)
7,324,876	KRW	HSBC Bank, N.A. †	05/08/14	7,095	7,094	1
245,988	KRW	HSBC Bank, N.A. †	06/09/14	236	237	(1)
4,210	MXN	BNP Paribas	05/08/14	322	321	1
2,378	MXN	Citibank, N.A.	05/08/14	181	182	(1)
1,681	MXN	Deutsche Bank AG	05/08/14	128	129	(1)
81,149	MXN	Goldman Sachs International	05/08/14	6,194	6,200	(6)
5,116	MXN	HSBC Bank, N.A.	05/08/14	391	392	(1)
1,809	MXN	Morgan Stanley	05/08/14	138	138	— (h)
7,501	MXN	Union Bank of Switzerland AG	05/08/14	574	573	1
3,759	MXN	Credit Suisse International	06/06/14	285	286	(1)
1,558	MXN	State Street Corp.	06/06/14	118	118	— (h)
908	MYR	HSBC Bank, N.A. †	05/08/14	280	279	1
8,935	MYR	Morgan Stanley †	05/08/14	2,735	2,738	(3)
9,843	MYR	Morgan Stanley †	06/06/14	3,008	3,011	(3)
123,938	PHP	Morgan Stanley †	05/08/14	2,766	2,785	(19)
123,938	PHP	Morgan Stanley †	06/06/14	2,780	2,786	(6)
72,435	RUB	Goldman Sachs International †	05/08/14	2,026	2,031	(5)
3,670	RUB	HSBC Bank, N.A. †	05/08/14	102	102	— (h)
6,431	RUB	State Street Corp. †	05/08/14	179	180	(1)
7,553	SAR	Union Bank of Switzerland AG	05/08/14	2,014	2,014	— (h)
909	SEK	HSBC Bank, N.A.	05/08/14	138	140	(2)
100,561	SEK	State Street Corp.	05/08/14	15,492	15,464	28
101,470	SEK	HSBC Bank, N.A.	06/09/14	15,515	15,595	(80)
208	SGD	Deutsche Bank AG	05/08/14	164	166	(2)
217	SGD	Union Bank of Switzerland AG	05/08/14	174	173	1
4,152	SGD	Westpac Banking Corp.	05/08/14	3,304	3,312	(8)
147	SGD	Goldman Sachs International	06/06/14	117	117	— (h)
6,176	THB	Union Bank of Switzerland AG	05/08/14	191	190	1
13,600	THB	Westpac Banking Corp.	05/08/14	419	421	(2)
3,779	THB	Credit Suisse International	06/06/14	117	117	— (h)
19,776	THB	Westpac Banking Corp.	06/06/14	610	610	— (h)
3,739	TWD	HSBC Bank, N.A. †	05/08/14	124	124	— (h)
130,217	TWD	Morgan Stanley †	05/08/14	4,310	4,316	(6)
3,532	TWD	HSBC Bank, N.A. †	06/06/14	117	117	— (h)
				247,791	248,479	(688)

†	Non-deliverable forward. See Note 2.C. in Notes to Financial Statements.

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN FUNDS	APRIL 30, 2014

J.P. Morgan Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2014 (Unaudited)

ARS	— Argentine Peso
AUD	— Australian Dollar
BRL	— Brazilian Real
BUBOR	— Budapest Interbank Offered Rate
CAD	— Canadian Dollar
CDI	— Certificado de Deposito Interbancario
CHF	— Swiss Franc
CLICP	— Sinacofi Chile Interbank Rate Average
CLN

—  Credit-Linked Notes. The credit ratings disclosed for the underlying referenced obligations provide an indication of the likelihood or risk that the underlying sovereign issuer will default on payment of principal or interest. The credit ratings on these securities represent the rating from a nationally recognized statistical rating organization and are as of April 30, 2014. Credit ratings are generally considered to be lagging indicators, and as such, credit risk could be greater than the current ratings would indicate.

CLP	— Chilean Peso
CNY	— China Yuan
COP	— Colombian Peso
EUR	— Euro
GBP	— British Pound
HKD	— Hong Kong Dollar
HUF	— Hungarian Forint
IDR	— Indonesian Rupiah
ILS	— Israeli Shekel
INR	— Indian Rupee
JIBAR	— Johannesburg Interbank Agreed Rate
JPY	— Japanese Yen
KLIBOR	— Kuala Lumpur Interbank Offered Rate
KRW	— Korean Republic Won
MXN	— Mexican Peso
MYR	— Malaysian Ringgit
NGN	— Nigeria Naira
PEN	— Peruvian Nuero Sol
PHP	— Phillipine Peso
PLN	— Polish Zloty

Reg. S

—  Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

RON	— Romanian Leu
RUB	— Russian Ruble
SAR	— Saudi Arabia Riyal
SEK	— Swedish Krona
SGD	— Singapore Dollar
THB	— Thai Baht
TRY	— Turkish Lira
TWD	— Taiwan Dollar
USD	— United States Dollar
WIBOR	— Warsaw Interbank Offered Rate
ZAR	— South African Rand

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(e)

—  Security is exempt from registration under Rule 144a of the Securities Act of 1933, as amended. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(g)	— Amount rounds to less than 0.1%.
(h)	— Amount rounds to less than one thousand (shares or dollars).
(i)	— Security has been deemed illiquid pursuant to procedures approved by the Board of Trustees and may be difficult to sell.
(l)	— The rate shown is the current yield as of April 30, 2014.
(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, unfunded commitments and/or forward foreign currency exchange contracts.

(r)	— Rates shown are per annum and payments are as described.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2014	J.P. MORGAN FUNDS	17

STATEMENTS OF ASSETS AND LIABILITIES

AS OF APRIL 30, 2014 (Unaudited)

(Amounts in thousands, except per share amounts)

	Emerging Markets Local Currency Debt Fund		International Currency Income Fund
ASSETS:
Investments in non-affiliates, at value	$108,501		$149,780
Investments in affiliates, at value	34,153		17,080

Total investment securities, at value	142,654		166,860
Cash	1,431		241
Foreign currency, at value	2,203		58
Receivables:
Investment securities sold	778		—
Fund shares sold	1		122
Interest from non-affiliates	2,090		2,633
Dividends from affiliates	—	(a)	—	(a)
Unrealized appreciation on forward foreign currency exchange contracts	756		1,075
Outstanding swap contracts, at value	180		—

Total Assets	150,093		170,989

LIABILITIES:
Payables:
Investment securities purchased	724		2,571
Fund shares redeemed	—		224
Unrealized depreciation on forward foreign currency exchange contracts	997		974
Outstanding options written, at fair value	27		—
Outstanding swap contracts, at value	342		—
Accrued liabilities:
Investment advisory fees	37		47
Administration fees	—		—	(a)
Shareholder servicing fees	28		7
Distribution fees	—	(a)	2
Custodian and accounting fees	116		141
Collateral management fees	2		—
Trustees’ and Chief Compliance Officer’s fees	—	(a)	—	(a)
Other	115		51

Total Liabilities	2,388		4,017

Net Assets	$147,705		$166,972

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN FUNDS	APRIL 30, 2014

	Emerging Markets Local Currency Debt Fund	International Currency Income Fund
NET ASSETS:
Paid-in-capital	$160,479	$188,874
Accumulated undistributed (distributions in excess of) net investment income	3,039	761
Accumulated net realized gains (losses)	(11,196)	(17,580)
Net unrealized appreciation (depreciation)	(4,617)	(5,083)

Total Net Assets	$147,705	$166,972

Net Assets:
Class A	$143	$7,121
Class C	48	847
Class R2	49	—
Class R5	49	—
Class R6	8,724	—
Select Class	138,692	159,004

Total	$147,705	$166,972

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	15	643
Class C	5	79
Class R2	5	—
Class R5	5	—
Class R6	912	—
Select Class	14,545	14,263

Net Asset Value: (a)
Class A — Redemption price per share	$9.51	$11.07
Class C — Offering price per share (b)	9.47	10.78
Class R2 — Offering and redemption price per share	9.50	—
Class R5 — Offering and redemption price per share	9.56	—
Class R6 — Offering and redemption price per share	9.57	—
Select Class — Offering and redemption price per share	9.54	11.15
Class A maximum sales charge	3.75%	3.75%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$9.88	$11.50

Cost of investments in non-affiliates	$112,823	$154,926
Cost of investments in affiliates	34,153	17,080
Cost of foreign currency	2,173	60
Premiums received from options written	84	—

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2014	J.P. MORGAN FUNDS	19

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED APRIL 30, 2014 (Unaudited)

(Amounts in thousands)

	Emerging Markets Local Currency Debt Fund	International Currency Income Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$4,060	$3,706
Interest income from affiliates	30	—
Dividend income from affiliates	2	4
Foreign taxes withheld	(80)	(95)

Total investment income	4,012	3,615

EXPENSES:
Investment advisory fees	499	1,080
Administration fees	59	163
Distribution fees:
Class A	— (a)	12
Class C	— (a)	3
Class R2	— (a)	—
Shareholder servicing fees:
Class A	— (a)	12
Class C	— (a)	1
Class R2	— (a)	—
Class R5	— (a)	—
Select Class	168	478
Custodian and accounting fees	128	112
Interest expense to affiliates	—	1
Professional fees	51	37
Collateral management fees	3	—
Trustees’ and Chief Compliance Officer’s fees	1	3
Printing and mailing costs	12	24
Registration and filing fees	56	32
Transfer agent fees	31	22
Other	6	6

Total expenses	1,014	1,986

Less amounts waived	(344)	(847)

Net expenses	670	1,139

Net investment income (loss)	3,342	2,476

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(2,230)	(793)
Investment in affiliates	— (a)	—
Futures	50	—
Foreign currency transactions	(3,279)	(16,788)
Options written	47	—
Swaps	(1)	—

Net realized gain (loss)	(5,413)	(17,581)

Distributions of capital gains received from investment company affiliates	—	1
Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	(544)	8,302
Futures	(4)	—
Foreign currency translations	188	(1,515)
Options written	35	—
Swaps	(105)	—

Change in net unrealized appreciation/depreciation	(430)	6,787

Net realized/unrealized gains (losses)	(5,843)	(10,793)

Change in net assets resulting from operations	$(2,501)	$(8,317)

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN FUNDS	APRIL 30, 2014

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Emerging Markets Local Currency Debt Fund		International Currency Income Fund
	Six Months Ended 4/30/2014 (Unaudited)	Year Ended 10/31/2013	Six Months Ended 4/30/2014 (Unaudited)	Year Ended 10/31/2013
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$3,342	$5,783	$2,476	$14,798
Net realized gain (loss)	(5,413)	(14,772)	(17,581)	(16,251)
Distributions of capital gains received from investment company affiliates	—	—	1	—
Change in net unrealized appreciation/depreciation	(430)	(4,346)	6,787	(6,454)

Change in net assets resulting from operations	(2,501)	(13,335)	(8,317)	(7,907)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	—	— (a)	—	—
From net realized gains	—	— (a)	—	(1)
Return of capital	—	(73)	—	(9)
Class C
From net investment income	—	— (a)	—	—
From net realized gains	—	— (a)	—	— (a)
Return of capital	—	— (a)	—	(1)
Class R2
From net investment income	—	— (a)	—	—
From net realized gains	—	— (a)	—	—
Return of capital	—	— (a)	—	—
Class R5
From net investment income	—	— (a)	—	—
From net realized gains	—	— (a)	—	—
Return of capital	—	— (a)	—	—
Class R6
From net investment income	—	(149)	—	—
From net realized gains	—	(62)	—	—
Return of capital	—	(1,272)	—	—
Select Class
From net investment income	—	(43)	—	—
From net realized gains	—	(9)	—	(54)
Return of capital	—	(549)	—	(546)

Total distributions to shareholders	—	(2,157)	—	(611)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(276)	155,647	(440,436)	(720,749)

NET ASSETS:
Change in net assets	(2,777)	140,155	(448,753)	(729,267)
Beginning of period	150,482	10,327	615,725	1,344,992

End of period	$147,705	$150,482	$166,972	$615,725

Accumulated undistributed (distributions in excess of) net investment income	$3,039	$(303)	$761	$(1,715)

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2014	J.P. MORGAN FUNDS	21

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Emerging Markets Local Currency Debt Fund		International Currency Income Fund
	Six Months Ended 4/30/2014 (Unaudited)	Year Ended 10/31/2013	Six Months Ended 4/30/2014 (Unaudited)	Year Ended 10/31/2013
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$28	$20,462	$2,572	$3,904
Distributions reinvested	—	33	—	—
Cost of shares redeemed	(52)	(19,168)	(7,970)	(12,199)

Change in net assets resulting from Class A capital transactions	$(24)	$1,327	$(5,398)	$(8,295)

Class C
Proceeds from shares issued	$—	$—	$137	$353
Distributions reinvested	—	1	—	—
Cost of shares redeemed	—	—	(194)	(492)

Change in net assets resulting from Class C capital transactions	$—	$1	$(57)	$(139)

Class R2
Distributions reinvested	$—	$1	$—	$—

Change in net assets resulting from Class R2 capital transactions	$—	$1	$—	$—

Class R5
Distributions reinvested	$—	$1	$—	$—

Change in net assets resulting from Class R5 capital transactions	$—	$1	$—	$—

Class R6
Proceeds from shares issued	$—	$136,405	$—	$—
Distributions reinvested	—	1,482	—	—
Cost of shares redeemed	(213)	(120,634)	—	—

Change in net assets resulting from Class R6 capital transactions	$(213)	$17,253	$—	$—

Select Class
Proceeds from shares issued	$86	$146,140	$51,675	$246,653
Distributions reinvested	—	215	—	11
Cost of shares redeemed	(125)	(9,291)	(486,656)	(958,979)

Change in net assets resulting from Select Class capital transactions	$(39)	$137,064	$(434,981)	$(712,315)

Total change in net assets resulting from capital transactions	$(276)	$155,647	$(440,436)	$(720,749)

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN FUNDS	APRIL 30, 2014

	Emerging Markets Local Currency Debt Fund			International Currency Income Fund
	Six Months Ended 4/30/2014 (Unaudited)	Year Ended 10/31/2013		Six Months Ended 4/30/2014 (Unaudited)	Year Ended 10/31/2013
SHARE TRANSACTIONS:
Class A
Issued	2	2,000		234	352
Reinvested	—	3		—	—
Redeemed	(5)	(1,990)		(729)	(1,105)

Change in Class A Shares	(3)	13		(495)	(753)

Class C
Issued	—	—		13	32
Reinvested	—	—	(a)	—	—
Redeemed	—	—		(18)	(45)

Change in Class C Shares	—	—	(a)	(5)	(13)

Class R2
Reinvested	—	—	(a)	—	—

Change in Class R2 Shares	—	—	(a)	—	—

Class R5
Reinvested	—	—	(a)	—	—

Change in Class R5 Shares	—	—	(a)	—	—

Class R6
Issued	—	13,292		—	—
Reinvested	—	143		—	—
Redeemed	(23)	(12,505)		—	—

Change in Class R6 Shares	(23)	930		—	—

Select Class
Issued	10	14,501		4,660	22,016
Reinvested	—	21		—	1
Redeemed	(14)	(954)		(44,254)	(86,146)

Change in Select Class Shares	(4)	13,568		(39,594)	(64,129)

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2014	J.P. MORGAN FUNDS	23

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Return of capital	Total distributions
Emerging Markets Local Currency Debt Fund
Class A
Six Months Ended April 30, 2014 (Unaudited)	$9.69	$0.21		$(0.39)	$(0.18)	$—	$—	$—	$—
Year Ended October 31, 2013	10.27	0.33	(f)	(0.76)	(0.43)	(0.03)	(0.01)	(0.11)	(0.15)
June 29, 2012 (h) through October 31, 2012	10.00	0.11		0.21	0.32	(0.05)	—	—	(0.05)

Class C
Six Months Ended April 30, 2014 (Unaudited)	9.67	0.18		(0.38)	(0.20)	—	—	—	—
Year Ended October 31, 2013	10.27	0.27	(f)	(0.75)	(0.48)	(0.03)	(0.01)	(0.08)	(0.12)
June 29, 2012 (h) through October 31, 2012	10.00	0.09		0.22	0.31	(0.04)	—	—	(0.04)

Class R2
Six Months Ended April 30, 2014 (Unaudited)	9.68	0.19		(0.37)	(0.18)	—	—	—	—
Year Ended October 31, 2013	10.27	0.30	(f)	(0.75)	(0.45)	(0.04)	(0.01)	(0.09)	(0.14)
June 29, 2012 (h) through October 31, 2012	10.00	0.10		0.21	0.31	(0.04)	—	—	(0.04)

Class R5
Six Months Ended April 30, 2014 (Unaudited)	9.71	0.22		(0.37)	(0.15)	—	—	—	—
Year Ended October 31, 2013	10.27	0.37	(f)	(0.75)	(0.38)	(0.04)	(0.01)	(0.13)	(0.18)
June 29, 2012 (h) through October 31, 2012	10.00	0.12		0.22	0.34	(0.07)	—	—	(0.07)

Class R6
Six Months Ended April 30, 2014 (Unaudited)	9.72	0.23		(0.38)	(0.15)	—	—	—	—
Year Ended October 31, 2013	10.27	0.38	(f)	(0.75)	(0.37)	(0.04)	(0.01)	(0.13)	(0.18)
June 29, 2012 (h) through October 31, 2012	10.00	0.13		0.21	0.34	(0.07)	—	—	(0.07)

Select Class
Six Months Ended April 30, 2014 (Unaudited)	9.70	0.21		(0.37)	(0.16)	—	—	—	—
Year Ended October 31, 2013	10.27	0.36	(f)	(0.76)	(0.40)	(0.04)	(0.01)	(0.12)	(0.17)
June 29, 2012 (h) through October 31, 2012	10.00	0.12		0.21	0.33	(0.06)	—	—	(0.06)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earning credits and interest expense, if applicable, each of which is less than 0.01%, unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Certain non-recurring expenses incurred by the Fund were not annualized for the period ended October 31, 2012 and year ended October 31, 2013.
(h)	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN FUNDS	APRIL 30, 2014

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (b)(e)

$9.51	(1.86)%	$143	1.20%		4.37%		1.69%		60%
9.69	(4.26)	170	1.21	(g)	3.33	(g)	1.59	(g)	221
10.27	3.22	52	1.25	(g)	3.23	(g)	5.26	(g)	65

9.47	(2.07)	48	1.70		3.92		2.19		60
9.67	(4.75)	49	1.72	(g)	2.72	(g)	2.31	(g)	221
10.27	3.06	51	1.75	(g)	2.73	(g)	5.75	(g)	65

9.50	(1.86)	49	1.45		4.17		1.94		60
9.68	(4.53)	49	1.47	(g)	2.97	(g)	2.06	(g)	221
10.27	3.14	51	1.50	(g)	2.98	(g)	5.50	(g)	65

9.56	(1.54)	49	0.75		4.87		1.24		60
9.71	(3.82)	50	0.77	(g)	3.67	(g)	1.36	(g)	221
10.27	3.36	52	0.80	(g)	3.68	(g)	4.80	(g)	65

9.57	(1.54)	8,724	0.70		4.92		1.18		60
9.72	(3.70)	9,086	0.71	(g)	3.75	(g)	1.11	(g)	221
10.27	3.38	52	0.75	(g)	3.73	(g)	4.75	(g)	65

9.54	(1.65)	138,692	0.95		4.67		1.43		60
9.70	(4.03)	141,078	0.97	(g)	3.63	(g)	1.46	(g)	221
10.27	3.29	10,069	1.00	(g)	3.48	(g)	5.00	(g)	65

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2014	J.P. MORGAN FUNDS	25

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain		Return of capital	Total distributions	Redemption fees
International Currency Income Fund
Class A
Six Months Ended April 30, 2014 (Unaudited)	$11.11	$0.05	(f)	$(0.09)	$(0.04)	$—	$—		$—	$—	$—
Year Ended October 31, 2013	11.16	0.13	(f)	(0.17)	(0.04)	—	—	(g)	(0.01)	(0.01)	—
Year Ended October 31, 2012	11.34	0.15	(f)	(0.07)	0.08	(0.26)	—	(g)	—	(0.26)	—
Year Ended October 31, 2011	11.20	0.18		0.07	0.25	(0.11)	—		—	(0.11)	—	(g)
Year Ended October 31, 2010	10.74	0.13	(f)	0.42	0.55	(0.01)	—		(0.08)	(0.09)	—	(g)
Year Ended October 31, 2009	9.34	0.19		1.52	1.71	(0.31)	—		—	(0.31)	—

Class C
Six Months Ended April 30, 2014 (Unaudited)	10.87	—	(f)	(0.09)	(0.09)	—	—		—	—	—
Year Ended October 31, 2013	10.99	0.05	(f)	(0.16)	(0.11)	—	—	(g)	(0.01)	(0.01)	—
Year Ended October 31, 2012	11.24	0.07	(f)	(0.07)	— (g)	(0.25)	—	(g)	—	(0.25)	—
Year Ended October 31, 2011	11.12	0.09		0.06	0.15	(0.03)	—		—	(0.03)	—	(g)
Year Ended October 31, 2010	10.67	0.04	(f)	0.43	0.47	— (g)	—		(0.02)	(0.02)	—	(g)
Year Ended October 31, 2009	9.32	0.13		1.52	1.65	(0.30)	—		—	(0.30)	—

Select Class
Six Months Ended April 30, 2014 (Unaudited)	11.18	0.07	(f)	(0.10)	(0.03)	—	—		—	—	—
Year Ended October 31, 2013	11.21	0.15	(f)	(0.17)	(0.02)	—	—	(g)	(0.01)	(0.01)	—
Year Ended October 31, 2012	11.37	0.17	(f)	(0.07)	0.10	(0.26)	—	(g)	—	(0.26)	—
Year Ended October 31, 2011	11.23	0.19		0.08	0.27	(0.13)	—		—	(0.13)	—	(g)
Year Ended October 31, 2010	10.77	0.15	(f)	0.42	0.57	(0.01)	—		(0.10)	(0.11)	—	(g)
Year Ended October 31, 2009	9.34	0.22		1.53	1.75	(0.32)	—		—	(0.32)	—

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN FUNDS	APRIL 30, 2014

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$11.07	(0.36)%	$7,121	0.77%	0.97%	1.26%	2%
11.11	(0.40)	12,645	0.77	1.19	1.20	44
11.16	0.78	21,105	0.76	1.33	1.19	91
11.34	2.24	7,551	0.77	1.59	1.19	28
11.20	5.18	5,203	0.77	1.20	1.25	75
10.74	18.55	231	1.10	1.92	4.00	71

10.78	(0.83)	847	1.52	(0.06)	1.77	2
10.87	(1.04)	912	1.52	0.44	1.70	44
10.99	0.05	1,066	1.51	0.60	1.69	91
11.24	1.40	1,255	1.52	0.81	1.69	28
11.12	4.44	891	1.52	0.39	1.80	75
10.67	17.86	227	1.75	1.27	4.50	71

11.15	(0.27)	159,004	0.57	1.27	1.00	2
11.18	(0.22)	602,168	0.57	1.38	0.95	44
11.21	0.98	1,322,821	0.56	1.53	0.94	91
11.37	2.43	1,923,821	0.57	1.77	0.94	28
11.23	5.32	970,939	0.57	1.38	0.99	75
10.77	18.96	5,221	0.85	2.17	3.75	71

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2014	J.P. MORGAN FUNDS	27

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2014 (Unaudited)

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 2 separate funds of the Trust (collectively, the “Funds”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Emerging Markets Local Currency Debt Fund	Class A, Class C, Class R2, Class R5, Class R6 and Select Class	Non-Diversified
International Currency Income Fund	Class A, Class C and Select Class	Non-Diversified

The investment objective of Emerging Markets Local Currency Debt Fund is to seek to provide total return.

The investment objective of International Currency Income Fund is to seek to provide a high total return primarily from a portfolio of fixed income and other debt securities denominated in foreign currencies.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class R2, Class R5, Class R6 and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. Valuation of Investments — Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on prices received from independent or affiliated pricing services approved by the Board of Trustees or third party broker-dealers. The pricing services or broker-dealers use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services or broker-dealers may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services or broker-dealers also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, various forms of credit enhancements, such as bond insurance, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair values. Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at each investment company’s net asset value per share (“NAV”) as of the report date.

Certain investments of the Funds may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Funds to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material. Futures and options are generally valued on the basis of available market quotations. Swaps and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of fair value, values will be obtained from a third party broker-dealer or counterparty.

Securities or other assets for which market quotations are not readily available or for which market quotations are deemed to not represent the fair value of the security or asset at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. The Board of Trustees has established an Audit and Valuation Committee to assist with the oversight of the valuation of the Funds’ securities. JPMorgan Funds Management, Inc. (the “Administrator” or “JPMFM”) has established a Valuation Committee (“VC”) that is comprised of senior representatives from JPMFM, J.P. Morgan Investment Management Inc. (the “Adviser” or “JPMIM”), and J.P. Morgan Asset Management’s Legal, Compliance and Risk Management groups and the Funds’ Chief Compliance Officer. The VC’s responsibilities include making determinations regarding Level 3 fair value measurements (“Fair Values”) and/or providing recommendations for approval to the Board of Trustees’ Audit and Valuation Committee, in accordance with the Funds’ valuation policies.

The VC or Board of Trustees, as applicable, primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The VC or Board of Trustees may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed.

28	J.P. MORGAN FUNDS	APRIL 30, 2014

It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. JPMFM and JPMIM are responsible for monitoring developments that may impact Fair Values and for discussing and assessing Fair Values on an ongoing, and at least a quarterly basis with the VC and Board of Trustees, as applicable. The appropriateness of Fair Values is assessed based on results of unchanged price review and consideration of macro or security specific events, back testing, and broker and vendor due diligence.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the fair value of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

Emerging Markets Local Currency Debt Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Investments in Securities
Corporate Bonds	$—	$223	$—		$223
Foreign Government Securities	—	107,006	1,160		108,166
Short-Term Investment
Investment Company	34,153	—	—		34,153
Options Purchased	—	112	—		112

Total Investments in Securities	$34,153	$107,341	$1,160	*	$142,654

Liabilities
Options Written	$—	$(27)	$—		$(27)

Appreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$756	$—		$756
Interest Rate Swaps	—	180	—		180

Total Appreciation in Other Financial Instruments	$—	$936	$—		$936

Depreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$(997)	$—		$(997)
Interest Rate Swaps	—	(342)	—		(342)

Total Depreciation in Other Financial Instruments	$—	$(1,339)	$—		$(1,339)

International Currency Income Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$17,080	$149,780	$—	$166,860

Appreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$1,075	$—	$1,075

Depreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$(974)	$—	$(974)

*	Level 3 securities are valued by brokers and pricing services. At April 30, 2014, the value of these securities was approximately $1,160,000. The inputs for these securities are not readily available or cannot be reasonably estimated and are generally those inputs described in Note A. The appropriateness of fair values for these securities is monitored on an ongoing basis which may include results of back testing, results of broker and vendor due diligence, unchanged price review and consideration of macro or security specific events.

APRIL 30, 2014	J.P. MORGAN FUNDS	29

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2014 (Unaudited) (continued)

(a)	All portfolio holdings designated as Level 1 and Level 2 are disclosed individually on the SOIs. Level 1 consists of a money market mutual fund that is held for daily investments of cash. Please refer to the SOIs for country specifics of portfolio holdings.

There were no transfers between Levels 1 and 2 during the six months ended April 30, 2014.

The following is a summary of investments for which significant unobservable inputs (Level 3) were used in determining fair value (amounts in thousands):

Emerging Markets Local Currency Debt Fund

JPMorgan Emerging Markets Local Currency Debt Fund	Balance as of 10/31/13	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Net accretion (amortization)	Purchases[1]	Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of 04/30/14
Investments in Securities
Foreign Government Securities	$1,860	$(18)	$(167)	$15	$—	$(530)	$—	$—	$1,160

Total	$1,860	$(18)	$(167)	$15	$—	$(530)	$—	$—	$1,160

(1)	Purchases include all purchases of securities and securities received in corporate actions.
(2)	Sales include all sales of securities, maturities, paydowns and securities tendered in corporate actions.

The change in unrealized appreciation (depreciation) attributable to securities owned at April 30, 2014, which were valued using significant unobservable inputs (Level 3), amounted to approximately $(221,000).

B. Restricted and Illiquid Securities — Certain securities held by the Funds may be subject to legal or contractual restrictions on resale and/or are illiquid. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933 (the “Securities Act”). Illiquid securities are securities which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately their fair value and include, but are not limited to, repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net assets of the Funds. As of April 30, 2014, the Funds had no investments in restricted securities other than securities sold to the Funds under Rule 144A and/or Regulation S under the Securities Act.

The following is the value and percentage of net assets of illiquid securities as of April 30, 2014 (amounts in thousands):

	Value	Percentage
Emerging Markets Local Currency Debt Fund	$1,160	0.7%

C. Derivatives — The Funds use instruments including futures, forward foreign currency exchange contracts, options, swaps and other derivatives in connection with their investment strategies. Derivative instruments may be used as substitutes for securities in which the Funds can invest, to hedge portfolio investments or to generate income or gain to the Funds. The Funds also use derivatives to manage duration, sector and yield curve exposures and credit and spread volatility.

The Funds may be subject to various risks from the use of derivatives including the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to derivatives counterparties’ failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing a Fund to close out its position(s); and, documentation risk relating to disagreement over contract terms. Investing in certain derivatives also results in a form of leverage and as such, the Funds’ risk of loss associated with these instruments may exceed their value, as recorded in the Statements of Assets and Liabilities.

The Emerging Markets Local Currency Debt Fund is party to various derivative contracts governed by International Swaps and Derivatives Association master agreements (“ISDA agreements”). The Fund’s ISDA agreements, which are separately negotiated with each dealer counterparty, may contain provisions allowing, absent other considerations, a counterparty to exercise rights, to the extent not otherwise waived, against the Fund in the event the Fund’s net assets decline over time by a pre-determined percentage or fall below a pre-determined floor. The ISDA agreements also contain provisions allowing, absent other conditions, the Fund to exercise rights, to the extent not otherwise waived, against the counterparty (i.e. decline in a counterparty’s credit rating below a specified level). Such rights for both the counterparty and the Fund often include the ability to terminate (i.e. close out) open contracts at prices which may favor the counterparty, which could have an adverse effect on the Fund. The ISDA agreements give the Fund and counterparty the right, upon an event of default, to close out all transactions traded under such agreements and to net amounts owed or due across all transactions and offset such net payable or receivable with collateral posted to a segregated account by one party to the other.

Counterparty credit risk may be mitigated to the extent a counterparty posts collateral for mark to market gains to the Funds.

Notes C(1) — C(4) below describe the various derivatives used by the Funds.

(1). Options — Emerging Markets Local Currency Debt Fund purchases and sells (“writes”) put and call options on various instruments including futures, securities, currencies and interest rate swaps (“swaptions”) to manage and hedge interest rate risks within its portfolio and also to gain long or short exposure to the underlying instrument, index, currency or rate. A purchaser of a put option has the right, but not the obligation, to sell the underlying instrument at an agreed upon price (“strike price”) to the option seller. A purchaser of a call option has the right, but not the obligation, to purchase the underlying instrument at the strike price from the option seller. Swaptions and Eurodollar options are settled for cash.

30	J.P. MORGAN FUNDS	APRIL 30, 2014

Options Purchased — Premiums paid by the Emerging Markets Local Currency Debt Fund for options purchased are included in the Statements of Assets and Liabilities as an investment. The option is adjusted daily to reflect the current market value of the option and the change is recorded as unrealized appreciation or depreciation. If the option is allowed to expire, the Fund will lose the entire premium it paid and record a realized loss for the premium amount. Premiums paid for options purchased which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) or cost basis of the security.

Options Written — Premiums received by the Emerging Markets Local Currency Debt Fund for options written are included in the Statements of Assets and Liabilities. The amount of the liability is adjusted daily to reflect the current market value of the option written and the change in market value is recorded as unrealized appreciation or depreciation. Premiums received from options written that expire are treated as realized gains. The Fund records a realized gain or loss on options written based on whether the cost of the closing transaction exceeds the premium received. If a call option is exercised by the option buyer, the premium received by the Fund is added to the proceeds from the sale of the underlying security to the option buyer and compared to the cost of the closing transaction to determine whether there has been a realized gain or loss. If a put option is exercised by an option buyer, the premium received by the option seller reduces the cost basis of the purchased security.

Written uncovered call options subject the Fund to unlimited risk of loss. Written covered call options limit the upside potential of a security above the strike price. Written put options subject the Fund to risk of loss if the value of the security declines below the exercise price minus the put premium.

The Fund is not subject to credit risk on options written as the counterparty has already performed its obligation by paying the premium at the inception of the contract.

The Fund’s exchange traded options contracts are not subject to master netting agreements.

Transactions in options written during the six months ended April 30, 2014 were as follows (amounts in thousands):

	Foreign Exchange Currency Options
	Notional Amount	Premiums Received
Emerging Markets Local Currency Debt Fund
Options outstanding at October 31, 2013	$5,163	$29
Options written	14,906	102
Options expired	(17,099)	(47)

Options outstanding at April 30, 2014	$2,970	$84

(2). Futures Contracts — Emerging Markets Local Currency Debt Fund uses treasury futures contracts to manage and hedge interest rate risk associated with portfolio investments. The Fund also uses futures contracts to lengthen or shorten the duration of the overall investment portfolio.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as change in net unrealized appreciation/depreciation in the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated in the SOIs and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The Fund may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The Fund’s futures contracts are not subject to master netting arrangements.

(3). Forward Foreign Currency Exchange Contracts — The Funds use forward foreign currency exchange contracts, including non-deliverable forwards, mainly as a substitute for securities in which the Funds can invest, to increase income or gain to the Funds and to hedge or manage the Funds’ exposure to foreign currency risks associated with portfolio investments. Forward foreign currency exchange contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

APRIL 30, 2014	J.P. MORGAN FUNDS	31

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2014 (Unaudited) (continued)

The values of the forward foreign currency exchange contracts are adjusted daily based on the applicable exchange rate of the underlying currency. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract settlement date. When the forward foreign currency exchange contract is closed, the Funds record a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed.

As of April 30, 2014, the Funds did not receive or post collateral for forward foreign currency exchange contracts.

(4). Swaps — Emerging Markets Local Currency Debt Fund engages in various swap transactions, including interest rate swaps to manage interest rate (e.g., duration, yield curve) risks within its portfolio. The Fund also uses swaps as alternatives to direct investments. Swap transactions are negotiated contracts (“over the counter “OTC” swaps”) between the Fund and a counterparty to exchange investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals.

Upfront payments made and/or received by the Fund are recognized as a realized gain or loss when the contract matures or is terminated. The value of a swap agreement is recorded as either an asset or a liability on the Statements of Assets and Liabilities at the beginning of the measurement period. The change in the value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is reported as change in net unrealized appreciation/ depreciation in the Statements of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or payment made upon termination of a swap agreement.

The Fund may be required to post or receive collateral based on the net value of the Fund’s outstanding swap contracts with the counterparty in the form of cash or securities. Daily movement of collateral is subject to minimum threshold amounts. Collateral posted by the Fund is held in a segregated account at the Fund’s custodian bank. Cash collateral posted by the Fund is invested in an affiliated money market fund. Collateral received by the Fund is held in escrow in segregated accounts maintained by JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Fund, which provides collateral management services to the Fund (See Note 3.G.).

Interest Rate Swaps

Emerging Markets Local Currency Debt Fund enters into interest rate swap contracts to manage fund exposure to interest rates or to either preserve or generate a return on a particular investment or portion of its portfolio. These are agreements between counterparties to exchange periodic interest payments based on interest rates. One cash flow stream will typically be a floating rate payment based upon a specified interest rate while the other is typically a fixed interest rate.

(5). Summary of Derivatives Information — The following tables present the value of derivatives held as of April 30, 2014, by their primary underlying risk exposure and respective location on the Statements of Assets and Liabilities (amounts in thousands):

Emerging Markets Local Currency Debt Fund

Derivative Contract	Statements of Assets and Liabilities Location
Gross Assets:		Options (a)	Forward Foreign Currency Exchange Contracts	OTC Swaps	Total
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$—	$—	$180	$180
Foreign exchange contracts	Receivables	112	756	—	868

Total		$112	$756	$180	$1,048

Gross Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$—	$—	$(342)	$(342)
Foreign exchange contracts	Payables	(27)	(997)	—	(1,024)

Total		$(27)	$(997)	$(342)	$(1,366)

(a)	The market value of options purchased is reported as Investments in non-affiliates, at value on the Statements of Assets and Liabilities.

32	J.P. MORGAN FUNDS	APRIL 30, 2014

The following table presents the Fund’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or posted by the Fund as of April 30, 2014 (amounts in thousands):

Emerging Markets Local Currency Debt Fund

Counterparty	Gross Amount of Derivative Assets Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Received	Net Amount Due From Counterparty (not less than zero)
Bank of America	$24	$(24)	$—	$—
Barclays Bank plc	52	(52)	—	—
Citibank, N.A.	158	(158)	—	—
Credit Suisse International	233	(37)	—	196
Deutsche Bank AG	32	(32)	—	—
Goldman Sachs	70	(39)	—	31
HSBC Bank, N.A.	139	(139)	—	—
Royal Bank of Canada	1	—	—	1
Societe Generale	3	(3)	—	—
State Street Corp.	21	(21)	—	—
Union Bank of Switzerland AG	111	(31)	—	80
Westpack Banking Corp.	92	(92)	—	—
Options Contracts (b)	112	—	—	112

Total	$1,048	$(628)	$—	$420

Counterparty	Gross Amount of Derivative Liabilities Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Posted	Net Amount Due To Counterparty (not less than zero)
Bank of America	$38	$(24)	$—	$14
Barclays Bank plc	79	(52)	—	27
BNP Paribas	11	—	—	11
Citibank, N.A.	400	(158)	—	242
Credit Suisse International	37	(37)	—	—
Deutsche Bank AG	61	(32)	—	29
Goldman Sachs	39	(39)	—	—
HSBC Bank, N.A.	304	(139)	—	165
Societe Generale	12	(3)	—	9
State Street Corp.	48	(21)	—	27
TD Bank Financial Group	26	—	—	26
Union Bank of Switzerland AG	31	(31)	—	—
Westpack Banking Corp.	253	(92)	—	161
Options Contracts (b)	27	—	—	27

Total	$1,366	$(628)	$—	$738

(a)	For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities subject to master netting arrangements in the Statements of Assets and Liabilities.
(b)	These derivatives are not subject to master netting arrangements.

International Currency Income Fund

Derivative Contract	Statements of Assets and Liabilities Location
Gross Assets:		Forward Foreign Currency Exchange Contracts
Foreign exchange contracts	Receivables	$1,075

Gross Liabilities:
Foreign exchange contracts	Payables	$(974)

APRIL 30, 2014	J.P. MORGAN FUNDS	33

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2014 (Unaudited) (continued)

The following table presents the Fund’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or posted by the Fund as of April 30, 2014 (amounts in thousands):

International Currency Income Fund

Counterparty	Gross Amount of Derivative Assets Presented in the Statement of Assets and Liabilities (a)		Derivatives Available for Offset	Collateral Received	Net Amount Due From Counterparty (not less than zero)
Barclays Bank plc	$1		$(1)	$—	$—
BNP Paribas	32		—	—	32
Citibank, N.A.	46		(7)	—	39
Credit Suisse International	2		(2)	—	—
Deutsche Bank AG	133		(11)	—	122
Goldman Sachs	227		(227)	—	—
HSBC Bank, N.A.	116		(108)	—	8
Morgan Stanley	57		(37)	—	20
State Street Corp.	28		(3)	—	25
Union Bank of Switzerland AG	325		(20)	—	305
Westpack Banking Corp.	108		(108)	—	—

Total	$1,075		$(524)	$—	$551

Counterparty	Gross Amount of Derivative Liabilities Presented in the Statement of Assets and Liabilities (a)		Derivatives Available for Offset	Collateral Pledged	Net Amount Due To Counterparty (not less than zero)
Barclays Bank plc	$13		$(1)	$—	$12
Citibank, N.A.	7		(7)	—	—
Credit Suisse International	9		(2)	—	7
Deutsche Bank AG	11		(11)	—	—
Goldman Sachs	241		(227)	—	14
HSBC Bank, N.A.	108		(108)	—	—
Morgan Stanley	37		(37)	—	—
Royal Bank of Canada	3		—	—	3
Societe Generale	2		—	—	2
State Street Corp.	3		(3)	—	—
TD Bank Financial Group.	—	(b)	—	—	—	(b)
Union Bank of Switzerland AG	20		(20)	—	—
Westpack Banking Corp.	520		(108)	—	412

Total	$974		$(524)	$—	$450

(a)	For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities subject to master netting arrangements in the Statements of Assets and Liabilities.
(b)	Amount rounds to less than $1,000.

The following tables present the effect of derivatives on the Statements of Operations for the six months ended April 30, 2014, by primary underlying risk exposure (amounts in thousands):

Emerging Markets Local Currency Debt Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Statements of Operations
Derivative Contract	Options (a)	Futures Contracts	Forward Foreign Currency Exchange Contracts	OTC Swaps	Total
Interest rate contracts	$—	$50	$—	$(1)	$49
Foreign exchange contracts	(78)	—	193	—	115

Total	$(78)	$50	$193	$(1)	$164

34	J.P. MORGAN FUNDS	APRIL 30, 2014

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Statements of Operations
Derivative Contract	Options (a)	Futures Contracts	Forward Foreign Currency Exchange Contracts	OTC Swaps	Total
Interest rate contracts	$—	$(4)	$—	$(105)	$(109)
Foreign exchange contracts	131	—	142	—	273

Total	$131	$(4)	$142	$(105)	$164

International Currency Income Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Statements of Operations
Derivative Contract	Forward Foreign Currency Exchange Contracts
Foreign exchange contracts	$(453)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Statements of Operations
Derivative Contract	Forward Foreign Currency Exchange Contracts
Foreign exchange contracts	$(1,494)

(a)	The value of options purchased is reported as investments in non-affiliates on the Statements of Operations.

The Funds’ derivatives contracts held at April 30, 2014 are not accounted for as hedging instruments under GAAP.

Derivatives Volume

The tables below disclose the volume of the Funds’ forward foreign currency exchange contracts, options and swaps activity during the six months ended April 30, 2014 (amounts in thousands). Please refer to the tables in the Summary of Derivatives Information for derivative-related gains and losses associated with volume activity.

	Emerging Markets Local Currency Debt Fund		International Currency Income Fund
Futures Contracts
Average Notional Balance Short	$2,661	(a)	$—
Ending Notional Balance Short	—		—

Forward Foreign Currency Exchange Contracts
Average Settlement Value Purchased	$130,492		$368,400
Average Settlement Value Sold	95,148		316,672
Ending Settlement Value Purchased	94,580		281,687
Ending Settlement Value Sold	61,007		247,791

OTC Options
Average Notional Balance Purchased	$10,750		$—
Average Notional Balance Written	4,140		—
Ending Notional Balance Purchased	20,086		—
Ending Notional Balance Written	2,970		—
Interest Rate-Related Swaps
Average Notional Balance — Pays Fixed rate	$16,112	(b)	$—
Average Notional Balance — Receives Fixed rate	30,243		—
Ending Notional Balance — Pays Fixed Rate	20,113		—
Ending Notional Balance — Receives Fixed Rate	25,312		—

(a)	For the periods October 31, 2013 through December 31, 2013 and February 1, 2014 through February 28, 2014.
(b)	For the period March 1, 2014 through April 30, 2014.

APRIL 30, 2014	J.P. MORGAN FUNDS	35

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2014 (Unaudited) (continued)

D. Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

Although the net assets of the Funds are presented at the foreign exchange rates and market values at the close of the period, the Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held. Accordingly, such foreign currency gains (losses) are included in the reported Change in net unrealized appreciation/depreciation on investment transactions on the Statements of Operations. The Funds do isolate the effect of changes in foreign exchange rates from fluctuations when determining realized gain or loss for sales of fixed income securities.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on each Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the Statements of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end and are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the Statements of Operations.

E. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when a Fund first learns of the dividend.

F. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. In calculating the NAV per share of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Each class of shares bears its pro-rata portion of expenses attributable to its fund, except that each class separately bears expenses related specifically to that class.

G. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of April 30, 2014, no liability for income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Fund’s Federal tax returns for the prior three fiscal years, or since inception if shorter, remain subject to examination by the Internal Revenue Service.

H. Foreign Taxes — The Funds may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

I. Distributions to Shareholders — Distributions from net investment income are generally declared and paid monthly for Emerging Markets Local Currency Debt Fund and quarterly for International Currency Income Fund and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, the Adviser, an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), supervises the investments of each Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual rate for each Fund is as follows:

Emerging Markets Local Currency Debt Fund	0.70%
International Currency Income Fund	0.55%

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

36	J.P. MORGAN FUNDS	APRIL 30, 2014

B. Administration Fee — Pursuant to an administration agreement, the Administrator, an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended April 30, 2014, the effective annualized rate was 0.08% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMCB, a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class C and Class R2 Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class C	Class R2
Emerging Markets Local Currency Debt Fund	0.25%	0.75%	0.50%
International Currency Income Fund	0.25	0.75	n/a

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended April 30, 2014, the Distributor retained the following amounts (in thousands):

	Front-End Sales Charge		CDSC
International Currency Income Fund	$—	(a)	$—

(a)	Amount rounds to less than $1,000.

D. Shareholder Servicing Fees — The Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. The Class R6 Shares do not participate in the Shareholder Servicing Agreement. For performing these services, the Distributor receives a fee that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class C	Class R2	Class R5	Select Class
Emerging Markets Local Currency Debt Fund	0.25%	0.25%	0.25%	0.05%	0.25%
International Currency Income Fund	0.25	0.25	n/a	n/a	0.25

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For these services, the Funds pay JPMCB transaction and asset based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statements of Operations. The Funds earn interest on uninvested cash balances held by the custodian. Such interest amounts are presented separately in the Statements of Operations.

Interest income, if any, earned on cash balances at the custodian, is included in Interest income from affiliates in the Statements of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statements of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class C	Class R2	Class R5	Class R6	Select Class
Emerging Markets Local Currency Debt Fund	1.25%	1.75%	1.50%	0.80%	0.75%	1.00%
International Currency Income Fund	0.80	1.55	n/a	n/a	n/a	0.60

APRIL 30, 2014	J.P. MORGAN FUNDS	37

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2014 (Unaudited) (continued)

The expense limitation agreements were in effect for the six months ended April 30, 2014. The contractual expense limitation percentages in the table above are in place until at least February 28, 2015.

For the six months ended April 30, 2014, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total
Emerging Markets Local Currency Debt Fund	$251	$59	$—	$310
International Currency Income Fund	237	163	394	794

Additionally, the Funds may invest in one or more money market funds advised by the Adviser or its affiliates. The Adviser, Administrator and Distributor, as shareholder servicing agent, waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Funds’ investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amounts of these waivers resulting from investments in these money market funds for the six months ended April 30, 2014 were as follows (amounts in thousands):

Emerging Markets Local Currency Debt Fund	$34
International Currency Income Fund	53

G. Collateral Management Fees — JPMCB provides derivatives collateral management services for the Emerging Markets Local Currency Debt Fund. The amounts paid directly to JPMCB by the Fund for these services are included in Collateral management fees on the Statements of Operations.

H. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with Federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended April 30, 2014, the Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Adviser.

The Funds may use related party broker-dealers. For the six months ended April 30, 2014, the Funds did not incur any brokerage commissions with broker-dealers affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the six months ended April 30, 2014, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Emerging Markets Local Currency Debt Fund	$71,460	$62,449
International Currency Income Fund	5,388	273,319

During the six months ended April 30, 2014, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at April 30, 2014 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Emerging Markets Local Currency Debt Fund	$146,976	$2,084	$6,406	$(4,322)
International Currency Income Fund	172,006	5,850	10,996	(5,146)

38	J.P. MORGAN FUNDS	APRIL 30, 2014

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Funds after October 31, 2011, are carried forward indefinitely, and retain their character as short-term and/or long-term losses. Prior to the Act, net capital losses incurred by the Funds were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At October 31, 2013, the following Fund had post-enactment net capital loss carryforwards (amounts in thousands):

	Capital Loss Carryforward Character
	Short-Term	Long-Term
Emerging Markets Local Currency Debt Fund	$1,544	$—

At October 31, 2013, the Funds did not have any pre-enactment net capital loss carryforwards.

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Funds because the Fund and the series of JPMorgan Trust II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 10, 2014.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at April 30, 2014, or at any time during the six months then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statements of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

One or more affiliates of the Adviser have investment discretion with respect to their clients’ holdings in the Funds, which collectively represent a significant portion of the Funds’ assets. Significant shareholder transactions by these shareholders, if any, may impact the Funds’ performance.

Prior to November 30, 2012, the Emerging Markets Local Currency Debt Fund’s shares were held by the Fund’s Adviser.

The Funds may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions, which may vary throughout the year depending on the Fund. Such concentrations may subject the Funds to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

As of April 30, 2014, substantially all of the Funds’ net assets consisted of securities that are denominated in foreign currencies. Changes in currency exchange rates will affect the value of, and investment income from, such securities.

The Funds are subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Funds could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. The ability of the issuers of debt to meet their obligations may be affected by the economic and political developments in a specific industry or region.

Emerging Markets Local Currency Debt Fund is also subject to counterparty credit risk, which is the risk that a counterparty fails to perform on agreements with the Fund, such as swap and option contracts and credit linked notes.

Emerging Markets Local Currency Debt Fund is subject to the risk that should the Fund decide to sell an illiquid investment when a ready buyer is not available at a price the Fund deems to be representative of its value, the value of the Fund’s net assets could be adversely affected.

APRIL 30, 2014	J.P. MORGAN FUNDS	39

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, November 1, 2013, and continued to hold your shares at the end of the reporting period, April 30, 2014.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value November 1, 2013	Ending Account Value April 30, 2014	Expenses Paid During the Period*	Annualized Expense Ratio
Emerging Markets Local Currency Debt Fund
Class A
Actual	$1,000.00	$981.40	$5.90	1.20%
Hypothetical	1,000.00	1,018.84	6.01	1.20
Class C
Actual	1,000.00	979.30	8.34	1.70
Hypothetical	1,000.00	1,016.36	8.50	1.70
Class R2
Actual	1,000.00	981.40	7.12	1.45
Hypothetical	1,000.00	1,017.60	7.25	1.45
Class R5
Actual	1,000.00	984.60	3.69	0.75
Hypothetical	1,000.00	1,021.08	3.76	0.75
Class R6
Actual	1,000.00	984.60	3.44	0.70
Hypothetical	1,000.00	1,021.32	3.51	0.70
Select Class
Actual	1,000.00	983.50	4.67	0.95
Hypothetical	1,000.00	1,020.08	4.76	0.95

International Currency Income Fund
Class A
Actual	1,000.00	996.40	3.81	0.77
Hypothetical	1,000.00	1,020.98	3.86	0.77
Class C
Actual	1,000.00	991.70	7.51	1.52
Hypothetical	1,000.00	1,017.26	7.60	1.52
Select Class
Actual	1,000.00	997.30	2.82	0.57
Hypothetical	1,000.00	1,021.97	2.86	0.57

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

40	J.P. MORGAN FUNDS	APRIL 30, 2014

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2014. All rights reserved. April 2014.	SAN-CUR-414

Semi-Annual Report

J.P. Morgan Funds

April 30, 2014 (Unaudited)

JPMorgan Total Emerging Markets Fund

Investments in the Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of the Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Fund.

Prospective investors should refer to the Fund’s prospectus for a discussion of the Fund’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Fund including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

MAY 29, 2014 (Unaudited)

Dear Shareholder:

Broad improvement in the global economy — particularly in developed markets — drove global equity prices to successive record highs during the six months ended April 30, 2014. While bond markets experienced periodic volatility, the concerted efforts of central banks to hold down interest rates and thus tamp down inflationary pressures ultimately helped bond prices to recover somewhat toward the end of the period. Globally, investors appeared to shrug off events that had rattled financial markets: the U.S. Federal Reserve’s (the “Fed”) decision to taper its asset purchasing; severe winter weather across large parts of the U.S.; the continuing political/military crisis in Ukraine; and broad concerns about the health of China’s economy.

“Central bank policies in the U.S. and Europe are beginning to diverge, with the Fed moving toward a more normalized economy and the European Central Bank committed to intervention and guarding against the threat of price deflation.”

In December, the Fed followed through on its stated policy direction and reduced its monthly purchases of U.S. Treasury bonds and mortgage-backed securities by $10 billion to $75 billion and further cut purchases to $55 billion by the end of April. The initial move in December set off a rally in U.S. equities that drove share prices to record highs by the end of calendar year 2013.

While U.S. economic indicators showed incremental improvement through the first half of the reporting period, a string of winter storms curbed economic activity and held down productivity to a larger extent than was generally known at the time. Subsequent data showed the U.S. economy shrank by 1% in the first three months of 2014, even as consumer spending on services had the largest increase in 14 years. Winter storms crimped profits at airlines, parcel delivery firms and homebuilders. Bond prices rebounded somewhat in 2014, as slower-than-expected domestic growth and instability in emerging markets lifted demand for fixed income securities. For the six months ended April 30, 2014, the Standard & Poor’s 500 Index returned 8.36%, while the Barclays U.S. Aggregate Index returned 1.74%.

In Europe, the crisis in Ukraine threatened to disrupt the economic stability that had returned during the second half of 2013. Though a direct military confrontation between Ukraine and Russia had largely been avoided, the imposition of economic sanctions against leading members of Russian President Vladimir Putin’s inner circle raised questions about Europe’s dependence on natural gas exports from Russia. At the end of the reporting period, European energy supplies remained intact. Moreover, the European Union’s continued economic recovery — marked by Ireland’s exit from the bloc’s bailout program — and healthy corporate profits, combined with mergers and acquisitions activity, helped to lift equity markets. Bond prices across Europe also gained as instability in emerging markets drove investors to seek yield elsewhere.

In Japan, equity markets reached record highs and outperformed other developed markets at the end of calendar year 2013. However, investor enthusiasm for the policies of Prime Minister Shinzo Abe began to recede in 2014 as the Japanese economy showed signs of sputtering. An April 1, 2014 increase in the national consumption tax further weakened investor sentiment amid concerns the tax hike would curb domestic demand. Exporters, particularly automakers, came under pressure on expectations that a strengthening yen may erase the comparative advantage they had enjoyed over the past year. The Morgan Stanley Capital International Europe, Australasia, Far East Index (net of foreign withholding taxes) returned 4.44% for the six-month period.

China and Emerging Markets

Emerging market volatility continued throughout the six-month period. The Fed’s decision in December to taper off asset purchases sparked a sell-off across emerging markets that drove volatility in emerging market currencies. Disappointing economic data from China, combined with the first default in the Chinese bond market, again raised concerns about the potential for a sharp slowdown in growth. Demand from China is a major driver of emerging market exports and a slower growth in the Chinese economy would have an outsized impact on emerging market economies. Elsewhere, a currency crisis in Argentina and political uncertainty surrounding election cycles in select emerging markets also weighed on financial markets. The Morgan Stanley Capital International Emerging Markets Index (net of foreign withholdings taxes) returned -2.98% for the six-month period. Despite the headwinds facing emerging markets, the Barclays Emerging Markets USD Aggregate Index returned 3.00%, which illustrates the extent to which investors were willing to take on risk in their search for extra yield.

Central bank policies in the U.S. and Europe are beginning to diverge, with the Fed moving toward a more normalized economy and the European Central Bank committed to intervention and guarding against the threat of price deflation. The trajectory of Japan’s economy is uncertain and emerging markets remain vulnerable to shocks from developments in China, changes in investor sentiment and domestic political turmoil. This backdrop reinforces the wisdom of maintaining a long-term view of your investment portfolio and the benefits derived from diversified holdings.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management J.P. Morgan Asset Management

APRIL 30, 2014	J.P. MORGAN FUNDS	1

JPMorgan Total Emerging Markets Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2014 (Unaudited)

Reporting Period Return:
Fund (Select Class Shares)*	-1.56%
Morgan Stanley Capital International (“MSCI”)
Emerging Markets Index (net of foreign withholding taxes)	-2.98%
J.P. Morgan Emerging Markets Bond Index Global Diversified	3.75%

Net Assets as of 4/30/2014	$29,859,178

INVESTMENT OBJECTIVE**

The JPMorgan Total Emerging Markets Fund (the “Fund”) seeks to achieve total return.

HOW DID THE MARKET PERFORM?

Emerging markets in aggregate underperformed developed markets for the six months ended April 30, 2014. Disappointing economic data from China, combined with a default in the Chinese bond market, raised concerns about a possible slowdown in the Chinese economy. Demand from China is a key driver of exports from emerging market nations. The U.S. Federal Reserve’s decision to curb its monthly asset purchases in December was followed by a sell-off in emerging markets that led to currency volatility. In the second half of the reporting period, anti-government protests in Venezuela, Thailand and Ukraine put pressure on those markets. Emerging market equities as measured by the MSCI Emerging Markets Index returned –2.98%, while emerging market debt as measured by the J.P. Morgan Emerging Markets Bond Index Global Diversified returned 3.75% for the reporting period.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) outperformed the MSCI Emerging Markets Index (net of foreign withholding taxes) (“Equity Benchmark”) and underperformed the J.P. Morgan Emerging Markets Bond Index Global Diversified (“Fixed Income Benchmark”) for the six months ended April 30, 2014.

The relative performance of the Fund’s equity holdings versus the Equity Benchmark during the period was helped by its security selection and relative overweight position in India and its security selection in Taiwan. The Fund’s security selection in China and its security selection and relative overweight position in Russia detracted from relative performance.

The relative performance of the Fund’s fixed income holdings versus the Fixed Income Benchmark was hurt by the Fund’s allocation to cash, given the generally solid performance of debt markets, and its positioning in Ukraine. The Fund’s underweight position versus the Fixed Income Benchmark to Russia and its security selection and overweight position in Hungary contributed to relative performance.

HOW WAS THE FUND POSITIONED?

The Fund invested in both emerging markets stocks and bonds during the reporting period. The Fund’s portfolio managers combined top-down macroeconomic research, identifying what they believed to be the key themes driving emerging markets, with bottom-up fundamental research, researching individual countries, stocks and bonds in an effort to find what they believed to be attractive investment opportunities. The Fund’s portfolio managers used currency derivatives to take positions in currencies based on their top-down macroeconomic research, as well as to hedge several of the Fund’s foreign-denominated securities back to the U.S. dollar.

2	J.P. MORGAN FUNDS	APRIL 30, 2014

TOP TEN HOLDINGS OF THE PORTFOLIO***
1.	Kia Motors Corp., (South Korea)	2.4%
2.	Samsung Electronics Co. Ltd., (South Korea)	2.1
3.	Infosys Ltd., ADR, (India)	1.9
4.	Lukoil OAO, ADR, (Russia)	1.9
5.	Vale S.A., ADR, (Brazil)	1.8
6.	AMBEV S.A., (Brazil)	1.7
7.	Sberbank of Russia, ADR, (Russia)	1.6
8.	Samsung Electronics Co., Ltd., Reg. S, GDR, (South Korea)	1.6
9.	SK Telecom Co., Ltd., ADR, (South Korea)	1.5
10.	Tata Motors Ltd., ADR, (India)	1.4

PORTFOLIO COMPOSITION BY COUNTRY***
South Korea	11.9%
China	10.6
Brazil	9 .9
Taiwan	7.2
India	5.4
Russia	4.6
Turkey	4.1
Hong Kong	3.4
Indonesia	3.2
South Africa	3.0
United Kingdom	2.6
Venezuela	2.0
Peru	2.0
Thailand	1.7
Colombia	1.7
Hungary	1.6
Poland	1.6
Mexico	1.5
United States	1.4
Kazakhstan	1.3
Philippines	1.3
Qatar	1.3
Lebanon	1.3
Dominican Republic	1.3
Argentina	1.1
Serbia	1.1
Ukraine	1.0
Romania	1.0
Others (each less than 1.0%)	9.4
Short-Term Investment	0.5

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of April 30, 2014. The Fund’s portfolio composition is subject to change.

APRIL 30, 2014	J.P. MORGAN FUNDS	3

JPMorgan Total Emerging Markets Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2014 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2014

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	SINCE INCEPTION
CLASS A SHARES	11/30/11
Without Sales Charge		(1.73)%	(3.55)%	5.18%
With Sales Charge**		(6.17)	(7.90)	3.19
CLASS C SHARES	11/30/11
Without CDSC		(1.96)	(4.03)	4.66
With CDSC***		(2.96)	(5.03)	4.66
CLASS R2 SHARES	11/30/11	(1.80)	(3.76)	4.93
CLASS R5 SHARES	11/30/11	(1.48)	(3.12)	5.67
CLASS R6 SHARES	11/30/11	(1.46)	(3.06)	5.72
SELECT CLASS SHARES	11/30/11	(1.56)	(3.27)	5.46

*	Not annualized.
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (11/30/11 To 04/30/14)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on November 30, 2011.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Total Emerging Markets Fund, the MSCI Emerging Markets Index, the J.P. Morgan Emerging Markets Bond Index Global Diversified and the Lipper Emerging Markets Funds Index from November 30, 2011 to April 30, 2014. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI Emerging Markets Index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees, and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The performance of the J.P. Morgan Emerging Markets Bond Index Global Diversified does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees, and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of securities included in the benchmark, if applicable. The performance of the Lipper Emerging Markets Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of emerging markets. The J.P. Morgan Emerging Markets Bond Index Global Diversified tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds. The diversified index limits the exposure of some of the larger countries. The Lipper Emerging Markets Funds Index represents the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Subsequent to the inception of the Fund on November 30, 2011 until November 30, 2012, the Fund did not experience any shareholder purchase and sale activity. If such activity had occurred, the Fund’s performance may have been impacted.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations. The Fund is also subject to the additional risk of non-diversified “regional” fund investing.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN FUNDS	APRIL 30, 2014

JPMorgan Total Emerging Markets Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2014 (Unaudited)

(Amounts in U.S. Dollars, unless otherwise noted)

SHARES	SECURITY DESCRIPTION	VALUE
Common Stocks — 56.1%
	Brazil — 5.6%
66,940	AMBEV S.A.	487,846
9,000	Embraer S.A., ADR (m)	309,600
7,603	Lojas Renner S.A.	221,364
42,100	MRV Engenharia e Participacoes S.A.	133,678
39,440	Vale S.A., ADR	521,397

		1,673,885

	China — 10.4%
32,000	Anhui Conch Cement Co., Ltd., Class H	119,480
760,000	Bank of China Ltd., Class H	334,855
173,160	China Merchants Bank Co., Ltd., Class H	310,265
137,000	China Shenhua Energy Co., Ltd., Class H	372,054
70,500	Great Wall Motor Co., Ltd., Class H	320,724
450,000	Industrial & Commercial Bank of China Ltd., Class H	268,883
122,000	Lenovo Group Ltd.	139,026
71,200	MGM China Holdings Ltd.	248,786
49,000	Ping An Insurance Group Co. of China Ltd., Class H	363,684
109,000	Sun Art Retail Group Ltd.	141,997
4,100	Tencent Holdings Ltd.	258,136
58,400	Wynn Macau Ltd.	231,122

		3,109,012

	Hong Kong — 3.3%
254,000	Belle International Holdings Ltd.	264,115
118,000	China Overseas Land & Investment Ltd.	290,479
460,000	Geely Automobile Holdings Ltd.	159,912
38,400	Sands China Ltd.	281,924

		996,430

	India — 5.3%
3,460	HDFC Bank Ltd., ADR (m)	138,573
10,580	Infosys Ltd., ADR (m)	568,252
7,020	Larsen & Toubro Ltd., Reg. S, GDR	152,051
16,540	Mahindra & Mahindra Ltd., GDR	295,925
11,200	Tata Motors Ltd., ADR	419,104

		1,573,905

	Indonesia — 1.2%
165,200	Bank Rakyat Indonesia Persero Tbk PT	141,866
1,064,500	Telekomunikasi Indonesia Persero Tbk PT	209,228

		351,094

	Peru — 0.7%
1,351	Credicorp Ltd.	201,637

	Poland — 0.5%
10,791	Eurocash S.A.	142,697

SHARES	SECURITY DESCRIPTION	VALUE

	Qatar — 1.3%
7,270	Qatar National Bank	379,451

	Russia — 3.4%
10,507	Lukoil OAO, ADR (m)	556,235
56,040	Sberbank of Russia, ADR (a)	472,085

		1,028,320

	South Africa — 1.5%
7,100	Bidvest Group Ltd.	194,951
16,500	Mr Price Group Ltd.	248,623

		443,574

	South Korea — 9.6%
3,200	Hankook Tire Co., Ltd.	185,657
12,728	Kia Motors Corp.	706,178
1,141	LG Chem Ltd.	291,250
4,750	LG Electronics, Inc.	316,378
727	Samsung Electronics Co., Ltd., Reg. S, GDR	469,325
1,300	Samsung Fire & Marine Insurance Co., Ltd.	308,790
3,210	Shinhan Financial Group Co., Ltd.	140,112
19,346	SK Telecom Co., Ltd., ADR	446,699

		2,864,389

	Taiwan — 7.0%
28,000	Asustek Computer, Inc.	289,493
22,000	Delta Electronics, Inc.	135,073
245,000	Fubon Financial Holding Co., Ltd.	317,099
117,500	Hon Hai Precision Industry Co., Ltd.	337,456
18,000	MediaTek, Inc.	282,060
244,000	Siliconware Precision Industries Co.	361,552
20,000	Simplo Technology Co., Ltd.	104,191
68,000	Taiwan Semiconductor Manufacturing Co., Ltd.	267,196

		2,094,120

	Thailand — 1.7%
57,100	Kasikornbank PCL, NVDR	338,728
43,600	Total Access Communication PCL, NVDR	168,209

		506,937

	Turkey — 2.2%
23,937	Arcelik A.S.	147,959
7,770	Ford Otomotiv Sanayi A.S. (a)	87,921
30,944	KOC Holding A.S.	138,666
19,306	Tofas Turk Otomobil Fabrikasi A.S.	118,496
7,690	Tupras Turkiye Petrol Rafinerileri A.S.	173,970

		667,012

	United Kingdom — 1.9%
10,400	Anglo American plc	278,025

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2014	J.P. MORGAN FUNDS	5

JPMorgan Total Emerging Markets Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2014 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

SHARES		SECURITY DESCRIPTION	VALUE
	Common Stocks — continued
		United Kingdom — continued
	19,670	Tullow Oil plc	292,597

			570,622

		United States — 0.5%
	4,590	EPAM Systems, Inc. (a) (m)	142,887

		Total Common Stocks (Cost $15,602,450)	16,745,972

PRINCIPAL AMOUNT
	Corporate Bonds — 5.9%
		Colombia — 0.1%
	40,000	Banco GNB Sudameris S.A., 3.875%, 05/02/18 (e) (m)	39,032

		Indonesia — 0.7%
	200,000	Pertamina Persero PT, Reg. S, 5.250%, 05/23/21	201,000

		Kazakhstan — 1.3%
		KazMunayGas National Co. JSC,
	130,000	Reg. S, 7.000%, 05/05/20	146,088
	100,000	Reg. S, 9.125%, 07/02/18	119,500
	120,000	Reg. S, 11.750%, 01/23/15	128,257

			393,845

		Malaysia — 0.4%
	100,000	Petronas Capital Ltd., Reg. S, 5.250%, 08/12/19	111,689

		Mexico — 0.6%
		Petroleos Mexicanos,
	10,000	4.875%, 01/18/24 (e)	10,347
	20,000	4.875%, 01/18/24	20,800
	30,000	6.375%, 01/23/45 (e)	32,850
	70,000	6.625%, 06/15/35 (m)	78,400
MXN	400,000	7.650%, 11/24/21 (e)	31,906
	10,000	VAR, 2.248%, 07/18/18	10,425

			184,728

		Netherlands — 0.1%
		Petrobras Global Finance B.V.,
	31,000	6.250%, 03/17/24	32,563
	15,000	7.250%, 03/17/44	16,117

			48,680

		United Kingdom — 0.7%
	200,000	Sinopec Group Overseas Development 2012 Ltd., Reg. S, 3.900%, 05/17/22	198,880

PRINCIPAL AMOUNT		SECURITY DESCRIPTION	VALUE

		United States — 0.8%
	200,000	Cemex Finance LLC, Reg. S, 9.375%, 10/12/22	228,810

		Venezuela — 1.2%
		Petroleos de Venezuela S.A.,
	217,304	6.000%, 11/15/26	130,165
	4,900	Reg. S, 5.250%, 04/12/17	3,993
	196,700	Reg. S, 5.375%, 04/12/27	113,417
	112,300	Reg. S, 8.500%, 11/02/17	101,564
	27,000	Reg. S, 9.750%, 05/17/35	20,892

			370,031

		Total Corporate Bonds (Cost $1,750,532)	1,776,695

	Foreign Government Securities — 31.7%
		Argentina — 1.1%
		Republic of Argentina,
	26,236	7.000%, 10/03/15	25,413
	93,190	7.000%, 04/17/17	84,832
	175,337	8.280%, 12/31/33 (m)	141,147
	27,441	8.750%, 06/02/17	25,660
	88,500	SUB, 2.500%, 12/31/38 (m)	37,365

			314,417

		Belize — 0.1%
		Republic of Belize,
	29,500	Reg. S, SUB, 5.000%, 02/20/38	20,355
	11,300	SUB, 5.000%, 02/20/38 (e) (m)	7,797

			28,152

		Bolivia — 0.7%
	200,000	Plurinational State of Bolivia, Reg. S, 5.950%, 08/22/23	210,000

		Brazil — 2.4%
BRL	176,000	Brazil Notas do Tesouro Nacional, 10.000%, 01/01/17	75,022
BRL	140,000	Brazil Notas do Tesouro Nacional Serie F, 10.000%, 01/01/23	54,861
		Federal Republic of Brazil,
	100,000	5.625%, 01/07/41 (m)	105,250
	166,000	7.125%, 01/20/37 (m)	204,180
	42,778	8.000%, 01/15/18 (m)	47,761
	41,667	8.000%, 01/15/18 (m)	46,521
	53,000	8.250%, 01/20/34 (m)	72,080
BRL	250,000	10.250%, 01/10/28	118,865

			724,540

SEE NOTES TO FINANCIAL STATEMENTS.

6	J.P. MORGAN FUNDS	APRIL 30, 2014

PRINCIPAL AMOUNT		SECURITY DESCRIPTION	VALUE
	Foreign Government Securities — continued
		Chile — 0.4%
	150,000	Chile Government International Bond, 3.625%, 10/30/42 (m)	127,125

		Colombia — 1.5%
		Republic of Colombia,
	100,000	6.125%, 01/18/41 (m)	115,000
	50,000	8.125%, 05/21/24 (m)	66,175
	79,000	10.375%, 01/28/33 (m)	121,660
	110,000	11.750%, 02/25/20 (m)	159,500

			462,335

		Costa Rica — 0.3%
	78,000	Republic of Costa Rica, Reg. S, 9.995%, 08/01/20	96,720

		Croatia — 0.8%
	210,000	Republic of Croatia, Reg. S, 6.750%, 11/05/19	230,212

		Dominican Republic — 1.3%
		Government of Dominican Republic,
	100,000	6.600%, 01/28/24 (e)	103,250
	200,000	7.450%, 04/30/44 (e) (m)	203,500
	62,236	Reg. S, 9.040%, 01/23/18	68,149

			374,899

		Ecuador — 0.4%
	100,000	Republic of Ecuador, Reg. S, 9.375%, 12/15/15	107,500

		El Salvador — 0.6%
		Republic of El Salvador,
	33,000	Reg. S, 5.875%, 01/30/25	32,010
	35,000	Reg. S, 7.650%, 06/15/35	36,400
	80,000	Reg. S, 7.750%, 01/24/23	89,200
	10,000	Reg. S, 8.250%, 04/10/32	11,125

			168,735

		Hungary — 1.6%
		Republic of Hungary,
	2,000	5.375%, 02/21/23 (m)	2,087
	146,000	5.375%, 03/25/24 (m)	151,293
HUF	4,300,000	5.500%, 06/24/25	19,636
	162,000	5.750%, 11/22/23 (m)	172,886
	32,000	6.250%, 01/29/20	35,426
	22,000	6.375%, 03/29/21	24,424
	58,000	7.625%, 03/29/41 (m)	69,890

			475,642

PRINCIPAL AMOUNT		SECURITY DESCRIPTION	VALUE

		Indonesia — 1.3%
		Republic of Indonesia,
	100,000	Reg. S, 7.750%, 01/17/38	120,750
	100,000	Reg. S, 8.500%, 10/12/35	129,125
	100,000	Reg. S, 11.625%, 03/04/19	135,000

			384,875

		Ivory Coast — 0.3%
	110,000	Republic of Ivory Coast, Reg. S, SUB, 5.750%, 12/31/32	103,675

		Jamaica — 0.6%
		Monarchy of Jamaica,
	110,000	8.000%, 06/24/19	115,500
	47,000	10.625%, 06/20/17 (m)	53,110

			168,610

		Lebanon — 1.3%
		Republic of Lebanon,
	30,000	6.375%, 03/09/20	30,975
	20,000	9.000%, 03/20/17	22,300
	286,000	Reg. S, 8.250%, 04/12/21	322,465

			375,740

		Lithuania — 0.5%
	130,000	Republic of Lithuania, Reg. S, 5.125%, 09/14/17	142,025

		Mexico — 0.8%
		United Mexican States,
	26,000	4.000%, 10/02/23	26,650
	54,000	5.750%, 10/12/10	54,675
	69,000	6.750%, 09/27/34	86,250
MXN	400,000	7.750%, 11/13/42	32,211
MXN	310,000	10.000%, 12/05/24	30,642
MXN	145,000	10.000%, 11/20/36	14,467

			244,895

		Morocco — 0.6%
	200,000	Kingdom of Morocco, Reg. S, 5.500%, 12/11/42	185,500

		Nigeria — 0.0% (g)
NGN	1,675,000	Federal Republic of Nigeria, Reg. S, 16.000%, 06/29/19	11,553

		Pakistan — 0.7%
	200,000	Republic of Pakistan, Reg. S, 6.875%, 06/01/17	202,000

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2014	J.P. MORGAN FUNDS	7

JPMorgan Total Emerging Markets Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2014 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Foreign Government Securities — continued
	Panama — 0.9%
	Republic of Panama,
39,000	6.700%, 01/26/36 (m)	46,800
113,000	8.875%, 09/30/27 (m)	158,765
50,000	9.375%, 04/01/29 (m)	72,000

		277,565

	Peru — 1.3%
	Republic of Peru,
17,000	5.625%, 11/18/50	18,657
201,000	6.550%, 03/14/37	250,245
70,000	8.750%, 11/21/33	105,875

		374,777

	Philippines — 1.3%
	Republic of Philippines,
220,000	7.750%, 01/14/31	303,050
50,000	10.625%, 03/16/25	78,062

		381,112

	Poland — 1.1%
	Republic of Poland,
42,000	3.000%, 03/17/23	39,482
71,000	4.000%, 01/22/24	71,641
192,000	5.000%, 03/23/22	209,011

		320,134

	Romania — 0.9%
	Republic of Romania,
30,000	4.375%, 08/22/23 (e)	30,450
80,000	4.875%, 01/22/24	84,000
76,000	6.125%, 01/22/44 (e)	83,790
70,000	6.750%, 02/07/22 (e)	83,125

		281,365

	Russia — 1.1%
287,117	Russian Federation, Reg. S, SUB, 7.500%, 03/31/30	320,136

	Serbia — 1.0%
	Republic of Serbia,
200,000	7.250%, 09/28/21	222,500
90,629	Reg. S, SUB, 6.750%, 11/01/24	91,536

		314,036

	South Africa — 1.5%
	Republic of South Africa,
200,000	5.875%, 09/16/25	219,500
100,000	6.875%, 05/27/19	115,500

PRINCIPAL AMOUNT		SECURITY DESCRIPTION	VALUE

		South Africa — continued
	100,000	South Africa Government International Bond, 4.665%, 01/17/24	101,125

			436,125

		Sri Lanka — 0.8%
	240,000	Republic of Sri Lanka, Reg. S, 6.250%, 10/04/20	250,200

		Turkey — 1.8%
		Republic of Turkey,
	248,000	6.000%, 01/14/41	256,556
	120,000	6.750%, 04/03/18	134,700
	93,000	7.375%, 02/05/25	110,670
TRY	70,000	8.800%, 09/27/23	32,471

			534,397

		Ukraine — 1.0%
		Republic of Ukraine,
	200,000	Reg. S, 6.250%, 06/17/16	169,000
	150,000	Reg. S, 7.750%, 09/23/20	126,375

			295,375

		Uruguay — 0.6%
		Republic of Uruguay,
	66,950	7.625%, 03/21/36	87,370
	75,432	PIK, 7.875%, 01/15/33	99,570

			186,940

		Venezuela — 0.7%
		Republic of Venezuela,
	49,000	7.650%, 04/21/25	36,137
	28,000	Reg. S, 6.000%, 12/09/20	20,090
	170,200	Reg. S, 8.250%, 10/13/24	130,629
	45,600	Reg. S, 9.000%, 05/07/23	37,278

			224,134

		Vietnam — 0.4%
	100,000	Republic of Vietnam, Reg. S, 6.750%, 01/29/20	112,500

		Total Foreign Government Securities (Cost $9,164,043)	9,447,946

NOTIONAL AMOUNT
	Option Purchased — 0.0% (g)
		Foreign Exchange Currency Option — 0.0% (g)
		United States — 0.0% (g)
	110,000	SGD Put/USD Call, Expiring 05/08/14 at 1.24 SGD to 1 USD, Vanilla, European Style (Cost $1,592)	988

SEE NOTES TO FINANCIAL STATEMENTS.

8	J.P. MORGAN FUNDS	APRIL 30, 2014

SHARES	SECURITY DESCRIPTION	VALUE
Preferred Stocks — 3.7%
	Brazil — 1.7%
20,695	Cia Energetica de Minas Gerais	155,833
20,200	Itau Unibanco Holding S.A.	332,205

		488,038

	South Korea — 2.0%
603	Samsung Electronics Co. Ltd.	606,365

	Total Preferred Stocks (Cost $867,432)	1,094,403

PRINCIPAL AMOUNT
U.S. Treasury Obligation — 0.1%
25,000	U.S. Treasury Note, 0.250%, 09/30/14 (k) (Cost $25,018)	25,019

NUMBER OF RIGHTS
Rights — 0.0% (g)
	Brazil — 0.0% (g)
103	AMBEV S.A., expiring 05/29/14 (a) (Cost $—)	12

SHARES
Short-Term Investment — 0.5%
	Investment Company — 0.5%
154,969	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.010% (b) (l) (m) (Cost $154,969)	154,969

	Total Investments — 98.0% (Cost $27,566,036)	29,246,004
	Other Assets in Excess of Liabilities — 2.0%	613,174

	NET ASSETS — 100.0%	$29,859,178

Percentages indicated are based on net assets.

Summary of Investments by Industry, April 30, 2014

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Foreign Government Securities	32.3%
Banks	10.6
Oil, Gas & Consumable Fuels	9.5
Automobiles	7.2
Semiconductors & Semiconductor Equipment	6.8
Metals & Mining	2.7
Hotels, Restaurants & Leisure	2.6
IT Services	2.4
Insurance	2.3
Wireless Telecommunication Services	2.1
Household Durables	2.0
Electronic Equipment, Instruments & Components	2.0
Specialty Retail	1.8
Beverages	1.7
Diversified Financial Services	1.5
Technology Hardware, Storage & Peripherals	1.5
Construction Materials	1.2
Industrial Conglomerates	1.1
Aerospace & Defense	1.1
Chemicals	1.0
Real Estate Management & Development	1.0
Food & Staples Retailing	1.0
Others (each less than 1.0%)	4.6

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 04/30/14	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
3	10 Year U.S. Treasury Note	06/19/14	373,266	1,666
3	5 Year U.S. Treasury Note	06/30/14	358,359	(38)
	Short Futures Outstanding
(7)	U.S. Long Bond	06/19/14	(944,563)	(5,358)

				(3,730)

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2014	J.P. MORGAN FUNDS	9

JPMorgan Total Emerging Markets Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2014 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

Forward Foreign Currency Exchange Contracts
CONTRACTS TO BUY	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT 04/30/14	NET UNREALIZED APPRECIATION (DEPRECIATION)
115,452	AUD	Westpac Banking Corp.	06/18/14	104,591	106,903	2,312
260,367	BRL	State Street Corp. †	06/18/14	114,246	115,085	839
167,500	BRL	Deutsche Bank AG †	06/30/14	73,128	73,787	659
59,240,000	CLP	Goldman Sachs International †	06/18/14	102,848	104,424	1,576
224,650,000	COP	HSBC Bank, N.A. †	06/18/14	111,711	115,467	3,756
10,803,663	JPY	Barclays Bank plc	06/18/14	104,100	105,705	1,605
110,129,666	KRW	Union Bank of Switzerland AG †	06/18/14	102,768	106,439	3,671
432,821	MXN	Merrill Lynch International	05/06/14	33,083	33,072	(11)
2,987,657	MXN	HSBC Bank, N.A.	06/18/14	227,237	227,458	221
363,465	MXN	BNP Paribas	06/30/14	27,322	27,643	321
658,818	PLN	Barclays Bank plc	06/18/14	216,679	216,923	244
7,337,147	RUB	Credit Suisse International †	06/18/14	198,728	202,883	4,155
131,995	SGD	Deutsche Bank AG	06/18/14	104,196	105,285	1,089
113,273	TRY	Citibank, N.A.	06/30/14	51,616	52,818	1,202
				1,572,253	1,593,892	21,639

CONTRACTS TO SELL	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT 04/30/14	NET UNREALIZED APPRECIATION (DEPRECIATION)
115,452	AUD	Westpac Banking Corp.	06/18/14	103,535	106,904	(3,369)
193,133	BRL	Deutsche Bank AG †	06/30/14	85,742	85,079	663
537,019	BRL	Goldman Sachs International †	06/30/14	229,384	236,566	(7,182)
124,985	CAD	Westpac Banking Corp.	06/18/14	112,352	113,902	(1,550)
62,900,000	CLP	HSBC Bank, N.A. †	06/18/14	109,458	110,875	(1,417)
59,240,000	CLP	State Street Corp. †	06/18/14	102,785	104,424	(1,639)
10,803,663	JPY	TD Bank Financial Group	06/18/14	104,710	105,705	(995)
110,129,666	KRW	Barclays Bank plc †	06/18/14	104,023	106,439	(2,416)
1,433,080	MXN	BNP Paribas	06/30/14	107,404	108,991	(1,587)
316,202	PLN	Westpac Banking Corp.	06/18/14	103,311	104,113	(802)
3,997,088	RUB	Credit Suisse International †	06/18/14	110,562	110,526	36
7,502,150	RUB	HSBC Bank, N.A. †	06/18/14	201,564	207,445	(5,881)
131,995	SGD	HSBC Bank, N.A.	06/18/14	104,272	105,285	(1,013)
3,574,418	THB	HSBC Bank, N.A.	06/18/14	109,353	110,225	(872)
248,196	TRY	HSBC Bank, N.A.	06/18/14	113,721	116,087	(2,366)
113,273	TRY	Goldman Sachs International	06/30/14	50,236	52,818	(2,582)
1,221,143	ZAR	Barclays Bank plc	06/18/14	114,677	115,165	(488)
				1,967,089	2,000,549	(33,460)

OPTION WRITTEN

Foreign Exchange Currency Option Written
DESCRIPTION	EXERCISE PRICE	EXPIRATION DATE	NOTIONAL AMOUNT	VALUE
SGD Put/USD Call, Vanilla, European Style (Premiums received of $3,113)	SGD 1.24	05/08/14	110,000	(988)

SEE NOTES TO FINANCIAL STATEMENTS.

10	J.P. MORGAN FUNDS	APRIL 30, 2014

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2014 (Unaudited)

ADR	— American Depositary Receipt
AUD	— Australian Dollar
BRL	— Brazilian Real
CAD	— Canadian Dollar
CLP	— Chilean Peso
COP	— Colombian Peso
GDR	— Global Depositary Receipt
HUF	— Hungarian Forint
JPY	— Japanese Yen
KRW	— Korean Republic Won
MXN	— Mexican Peso
NGN	— Nigerian Naira
NVDR	— Non Voting Depositary Receipt
PIK	— Payment-in-Kind
PLN	— Polish Zloty
Reg. S

—  Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

RUB	— Russian Ruble
SGD	— Singapore Dollar
SUB	— Step-Up Bond. The interest rate shown is the rate in effect as of April 30, 2014.
THB	— Thai Baht
TRY	— Turkish Lira
USD	— United States Dollar
VAR	— Variable Rate Security. The interest rate shown is the rate in effect as of April 30, 2014.
ZAR	— South African Rand

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(e)

—  Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(g)	— Amount rounds to less than 0.1%.
(k)	— All or a portion of this security is deposited with the broker as collateral for futures or with brokers as initial margin for futures contracts.
(l)	— The rate shown is the current yield as of April 30, 2014.
(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, unfunded commitments and/or forward foreign currency exchange contracts.

†	— Non-deliverable forward. See Note 2.C.(2). in the Notes to Financial Statements.

The value and percentage, based on total investments, of the investments that apply the fair valuation policy for the international investments as described in Note 2.A. of the Notes to Financial Statements is $13,761,301 and 47.1%, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2014	J.P. MORGAN FUNDS	11

STATEMENT OF ASSETS AND LIABILITIES

AS OF APRIL 30, 2014 (Unaudited)

Total Emerging Markets Fund
ASSETS:
Investments in non-affiliates, at value	$29,091,035
Investments in affiliates, at value	154,969

Total investment securities, at value	29,246,004
Cash	84,335
Foreign currency, at value	25,675
Receivables:
Investment securities sold	898,954
Fund shares sold	13,587
Interest and dividends from non-affiliates	208,035
Dividends from affiliates	5
Unrealized appreciation on forward foreign currency exchange contracts	22,349
Due from Adviser	12,516
Other assets	13,451

Total Assets	30,524,911

LIABILITIES:
Payables:
Investment securities purchased	500,590
Variation margin on futures contracts	1,131
Unrealized depreciation on forward foreign currency exchange contracts	34,170
Outstanding options written, at fair value	988
Accrued liabilities:
Shareholder servicing fees	6,118
Distribution fees	318
Custodian and accounting fees	64,768
Trustees’ and Chief Compliance Officer’s fees	18
Audit fees	49,432
Other	8,200

Total Liabilities	665,733

Net Assets	$29,859,178

SEE NOTES TO FINANCIAL STATEMENTS.

12	J.P. MORGAN FUNDS	APRIL 30, 2014

Total Emerging Markets Fund
NET ASSETS:
Paid-in-Capital	$28,741,979
Accumulated undistributed (distributions in excess of) net investment income	121,579
Accumulated net realized gains (losses)	(671,140)
Net unrealized appreciation (depreciation)	1,666,760

Total Net Assets	$29,859,178

Net Assets:
Class A	$927,176
Class C	187,372
Class R2	70,087
Class R5	70,158
Class R6	70,241
Select Class	28,534,144

Total	$29,859,178

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	58,236
Class C	11,786
Class R2	4,398
Class R5	4,391
Class R6	4,396
Select Class	1,787,163

Net Asset Value (a):
Class A — Redemption price per share	$15.92
Class C — Offering price per share (b)	15.90
Class R2 — Offering and redemption price per share	15.94
Class R5 — Offering and redemption price per share	15.98
Class R6 — Offering and redemption price per share	15.98
Select Class — Offering and redemption price per share	15.97
Class A maximum sales charge	4.50%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$16.67

Cost of investments in non-affiliates	$27,411,067
Cost of investments in affiliates	154,969
Cost of foreign currency	25,369
Premiums received from options written	3,113

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2014	J.P. MORGAN FUNDS	13

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED APRIL 30, 2014 (Unaudited)

Total Emerging Markets Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$303,882
Dividend income from non-affiliates	178,118
Dividend income from affiliates	186
Foreign taxes withheld	(9,721)

Total investment income	472,465

EXPENSES:
Investment advisory fees	141,757
Administration fees	11,790
Distribution fees:
Class A	756
Class C	489
Class R2	169
Shareholder servicing fees:
Class A	756
Class C	163
Class R2	85
Class R5	17
Select Class	34,265
Custodian and accounting fees	80,607
Professional fees	51,465
Trustees’ and Chief Compliance Officer’s fees	150
Printing and mailing costs	5,739
Registration and filing fees	51,670
Transfer agent fees	5,597
Other	3,342

Total expenses	388,817

Less amounts waived	(152,771)
Less expense reimbursements	(50,543)

Net expenses	185,503

Net investment income (loss)	286,962

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(481,891)
Futures	(5,302)
Foreign currency transactions	(1,346)

Net realized gain (loss)	(488,539)

Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	(248,184)
Futures	3,127
Foreign currency translations	3,738
Options written	2,125

Change in net unrealized appreciation/depreciation	(239,194)

Net realized/unrealized gains (losses)	(727,733)

Change in net assets resulting from operations	$(440,771)

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN FUNDS	APRIL 30, 2014

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	Total Emerging Markets Fund
	Six Months Ended 4/30/2014 (Unaudited)	Year Ended 10/31/2013
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$286,962	$734,871
Net realized gain (loss)	(488,539)	177,627
Change in net unrealized appreciation/depreciation	(239,194)	34,273

Change in net assets resulting from operations	(440,771)	946,771

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(5,328)	(7,042)
From net realized gains	(4,570)	(71)
Class C
From net investment income	(822)	(2,418)
From net realized gains	(934)	(71)
Class R2
From net investment income	(509)	(2,503)
From net realized gains	(604)	(71)
Class R5
From net investment income	(695)	(3,303)
From net realized gains	(610)	(71)
Class R6
From net investment income	(709)	(3,360)
From net realized gains	(611)	(71)
Select Class
From net investment income	(258,443)	(1,222,556)
From net realized gains	(244,099)	(28,145)

Total distributions to shareholders	(517,934)	(1,269,682)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	1,703,934	1,993,210

NET ASSETS:
Change in net assets	745,229	1,670,299
Beginning of period	29,113,949	27,443,650

End of period	$29,859,178	$29,113,949

Accumulated undistributed (distributions in excess of) net investment income	$121,579	$101,123

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2014	J.P. MORGAN FUNDS	15

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	Total Emerging Markets Fund
	Six Months Ended 4/30/2014 (Unaudited)	Year Ended 10/31/2013
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$584,670	$366,387
Distributions reinvested	9,898	7,113
Cost of shares redeemed	(11,825)	(92,684)

Change in net assets resulting from Class A capital transactions	$582,743	$280,816

Class C
Proceeds from shares issued	$93,401	$24,173
Distributions reinvested	1,756	2,489

Change in net assets resulting from Class C capital transactions	$95,157	$26,662

Class R2
Proceeds from shares issued	$1,021	$19
Distributions reinvested	1,113	2,574

Change in net assets resulting from Class R2 capital transactions	$2,134	$2,593

Class R5
Distributions reinvested	$1,305	$3,374

Change in net assets resulting from Class R5 capital transactions	$1,305	$3,374

Class R6
Distributions reinvested	$1,320	$3,431

Change in net assets resulting from Class R6 capital transactions	$1,320	$3,431

Select Class
Proceeds from shares issued	$559,982	$441,457
Distributions reinvested	496,449	1,243,983
Cost of shares redeemed	(35,156)	(9,106)

Change in net assets resulting from Select Class capital transactions	$1,021,275	$1,676,334

Total change in net assets resulting from capital transactions	$1,703,934	$1,993,210

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN FUNDS	APRIL 30, 2014

	Total Emerging Markets Fund
	Six Months Ended 4/30/2014 (Unaudited)	Year Ended 10/31/2013
SHARE TRANSACTIONS:
Class A
Issued	37,080	22,561
Reinvested	626	442
Redeemed	(743)	(5,834)

Change in Class A Shares	36,963	17,169

Class C
Issued	5,929	1,491
Reinvested	111	151

Change in Class C Shares	6,040	1,642

Class R2
Issued	67	1
Reinvested	70	156

Change in Class R2 Shares	137	157

Class R5
Reinvested	82	204

Change in Class R5 Shares	82	204

Class R6
Reinvested	84	207

Change in Class R6 Shares	84	207

Select Class
Issued	35,883	26,190
Reinvested	31,319	75,335
Redeemed	(2,222)	(570)

Change in Select Class Shares	64,980	100,955

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2014	J.P. MORGAN FUNDS	17

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Total Emerging Markets Fund
Class A
Six Months Ended April 30, 2014 (Unaudited)	$16.49	$0.15	(f)	$(0.44)	$(0.29)	$(0.14)	$(0.14)	$(0.28)
Year Ended October 31, 2013	16.68	0.38	(f)	0.14	0.52	(0.69)	(0.02)	(0.71)
November 30, 2011 (h) through October 31, 2012	15.00	0.36	(f)	1.35	1.71	(0.03)	—	(0.03)

Class C
Six Months Ended April 30, 2014 (Unaudited)	16.48	0.11	(f)	(0.44)	(0.33)	(0.11)	(0.14)	(0.25)
Year Ended October 31, 2013	16.61	0.30	(f)	0.14	0.44	(0.55)	(0.02)	(0.57)
November 30, 2011 (h) through October 31, 2012	15.00	0.29	(f)	1.35	1.64	(0.03)	—	(0.03)

Class R2
Six Months Ended April 30, 2014 (Unaudited)	16.50	0.12	(f)	(0.42)	(0.30)	(0.12)	(0.14)	(0.26)
Year Ended October 31, 2013	16.65	0.35	(f)	0.12	0.47	(0.60)	(0.02)	(0.62)
November 30, 2011 (h) through October 31, 2012	15.00	0.32	(f)	1.36	1.68	(0.03)	—	(0.03)

Class R5
Six Months Ended April 30, 2014 (Unaudited)	16.53	0.17	(f)	(0.42)	(0.25)	(0.16)	(0.14)	(0.30)
Year Ended October 31, 2013	16.74	0.47	(f)	0.13	0.60	(0.79)	(0.02)	(0.81)
November 30, 2011 (h) through October 31, 2012	15.00	0.43	(f)	1.35	1.78	(0.04)	—	(0.04)

Class R6
Six Months Ended April 30, 2014 (Unaudited)	16.53	0.18	(f)	(0.43)	(0.25)	(0.16)	(0.14)	(0.30)
Year Ended October 31, 2013	16.75	0.47	(f)	0.14	0.61	(0.81)	(0.02)	(0.83)
November 30, 2011 (h) through October 31, 2012	15.00	0.43	(f)	1.36	1.79	(0.04)	—	(0.04)

Select Class
Six Months Ended April 30, 2014 (Unaudited)	16.52	0.16	(f)	(0.42)	(0.26)	(0.15)	(0.14)	(0.29)
Year Ended October 31, 2013	16.72	0.43	(f)	0.13	0.56	(0.74)	(0.02)	(0.76)
November 30, 2011 (h) through October 31, 2012	15.00	0.40	(f)	1.35	1.75	(0.03)	—	(0.03)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes interest expense, if applicable, which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Certain non-recurring expenses incurred by the Fund were not annualized for the period ended October 31, 2012 and for the year ended October 31, 2013.
(h)	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN FUNDS	APRIL 30, 2014

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period	Net expenses (d)		Net investment income (loss)		Expenses without waivers and reimbursements		Portfolio turnover rate (b)(e)

$15.92	(1.73)%	$927,176	1.55%		1.94%		3.03%		47%
16.49	3.18	350,784	1.55	(g)	2.32	(g)	3.18	(g)	99
16.68	11.44	68,466	1.55	(g)	2.46	(g)	2.62	(g)	92

15.90	(1.96)	187,732	2.05		1.38		3.52		47
16.48	2.64	94,685	2.05	(g)	1.84	(g)	3.51	(g)	99
16.61	10.95	68,170	2.05	(g)	1.95	(g)	3.11	(g)	92

15.94	(1.80)	70,087	1.80		1.53		3.23		47
16.50	2.86	70,326	1.80	(g)	2.11	(g)	3.21	(g)	99
16.65	11.22	68,316	1.80	(g)	2.20	(g)	2.86	(g)	92

15.98	(1.48)	70,158	1.10		2.22		2.53		47
16.53	3.66	71,227	1.10	(g)	2.81	(g)	2.51	(g)	99
16.74	11.88	68,728	1.10	(g)	2.90	(g)	2.17	(g)	92

15.98	(1.46)	70,241	1.05		2.27		2.48		47
16.53	3.68	71,293	1.05	(g)	2.86	(g)	2.46	(g)	99
16.75	11.96	68,757	1.05	(g)	2.95	(g)	2.12	(g)	92

15.97	(1.56)	28,534,144	1.30		2.03		2.73		47
16.52	3.39	28,455,634	1.30	(g)	2.61	(g)	2.72	(g)	99
16.72	11.73	27,101,213	1.30	(g)	2.70	(g)	2.37	(g)	92

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2014	J.P. MORGAN FUNDS	19

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2014 (Unaudited)

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following is a separate fund of the Trust (the “Fund”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Total Emerging Markets Fund	Class A, Class C, Class R2, Class R5, Class R6 and Select Class	Non-Diversified

The investment objective of the Fund is to seek to provide total return.

Prior to November 30, 2012, the Fund was not publicly offered for investment.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class R2, Class R5, Class R6 and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Fund’s prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. Valuation of Investments — Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on prices received from independent or affiliated pricing services approved by the Board of Trustees or third party broker-dealers. The pricing services or broker-dealers use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services or broker-dealers may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services or broker-dealers also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair values. Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Fund are valued. Securities listed on the NASDAQ Stock Market LLC are generally valued at the NASDAQ Official Closing Price. Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at each investment company’s net asset value per share (“NAV”) as of the report date.

Certain investments of the Fund may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Fund to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material. Futures and options are generally valued on the basis of available market quotations. Swaps and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such pricing services or values received are deemed not representative of fair value, values will be obtained from a third party broker-dealer or counterparty.

Securities or other assets for which market quotations are not readily available or for which market quotations are deemed to not represent the fair value of the security or asset at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. The Board of Trustees has established an Audit and Valuation Committee to assist with the oversight of the valuation of the Fund’s securities. JPMorgan Funds Management, Inc. (the “Administrator” or “JPMFM”) has established a Valuation Committee (“VC”) that is comprised of senior representatives from JPMFM, J.P. Morgan Investment Management Inc.(the “Adviser” or “JPMIM”), and J.P. Morgan Asset Management’s Legal, Compliance and Risk Management groups and the Fund’s Chief Compliance Officer. The VC’s responsibilities include making determinations regarding Level 3 fair value measurements (“Fair Values”) and/or providing recommendations for approval to the Board of Trustees’ Audit and Valuation Committee, in accordance with the Fund’s valuation policies.

The VC or Board of Trustees, as applicable, primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The VC or Board of Trustees may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. Trading in

20	J.P. MORGAN FUNDS	APRIL 30, 2014

securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Fund applies fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in its portfolio by utilizing the quotations of an independent pricing service, unless the Adviser determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time the Fund calculates its net asset values.

It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. JPMFM and JPMIM are responsible for monitoring developments that may impact Fair Values and for discussing and assessing Fair Values on an ongoing, and at least a quarterly basis with the VC and Board of Trustees, as applicable. The appropriateness of Fair Values is assessed based on results of unchanged price review and consideration of macro or security specific events, back testing, and broker and vendor due diligence.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the fair value of the Fund’s investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table represents each valuation input by country as presented on the Schedule of Portfolio Investments (“SOI”):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Brazil	$1,673,885	$—	$—	$1,673,885
China	141,997	2,967,015	—	3,109,012
Hong Kong	—	996,430	—	996,430
India	1,125,929	447,976	—	1,573,905
Indonesia	—	351,094	—	351,094
Peru	201,637	—	—	201,637
Poland	—	142,697	—	142,697
Qatar	—	379,451	—	379,451
Russia	—	1,028,320	—	1,028,320
South Africa	—	443,574	—	443,574
South Korea	446,699	2,417,690	—	2,864,389
Taiwan	—	2,094,120	—	2,094,120
Thailand	—	506,937	—	506,937
Turkey	—	667,012	—	667,012
United Kingdom	—	570,622	—	570,622
United States	142,887	—	—	142,887

Total Common Stocks	3,733,034	13,012,938	—	16,745,972

Preferred Stocks
Brazil	488,038	—	—	488,038
South Korea	—	606,365	—	606,365

Total Preferred Stocks	488,038	606,365	—	1,094,403

APRIL 30, 2014	J.P. MORGAN FUNDS	21

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2014 (Unaudited) (continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Debt Securities
Corporate Bonds
Colombia	$—	$39,032	$—	$39,032
Indonesia	—	201,000	—	201,000
Kazakhstan	—	393,845	—	393,845
Malaysia	—	111,689	—	111,689
Mexico	—	184,728	—	184,728
Netherlands	—	48,680	—	48,680
United Kingdom	—	198,880	—	198,880
United States	—	228,810	—	228,810
Venezuela	—	370,031	—	370,031

Total Corporate Bonds	—	1,776,695	—	1,776,695

Foreign Government Securities	—	9,447,946	—	9,447,946
U.S. Treasury Obligation	—	25,019	—	25,019
Option Purchased
Foreign Exchange Currency Option Purchased	—	988	—	988
Rights
Brazil	12	—	—	12
Short-Term Investment
Investment Company	154,969	—	—	154,969

Total Investments in Securities	4,376,053	24,869,951	—	29,246,004

Liabilities
Options Written
Foreign Exchange Currency Option Written	$—	$(988)	$—	$(988)
Appreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$22,349	$—	$22,349
Futures Contracts	1,666	—	—	1,666

Total Appreciation in Other Financial Instruments	$1,666	$22,349	$—	$24,015

Depreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$(34,170)	$—	$(34,170)
Futures Contracts	(5,396)	—	—	(5,396)

Total Depreciation in Other Financial Instruments	$(5,396)	$(34,170)	$—	$(39,566)

There were no transfers among any levels during the six months ended April 30, 2014.

B. Restricted and Illiquid Securities — Certain securities held by the Fund may be subject to legal or contractual restrictions on resale and/or are illiquid. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933 (the “Securities Act”). Illiquid securities are securities which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately their fair value and include, but are not limited to, repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net assets of the Fund. As of April 30, 2014, the Fund had no investments in restricted securities other than securities sold to the Fund under Rule 144A and Regulation S under the Securities Act.

C. Derivatives — The Fund uses instruments including futures, forward foreign currency exchange contracts, options, swaps and other derivatives, in connection with their respective investment strategies. Derivative instruments may be used as substitutes for securities in which the Fund can invest, to hedge portfolio investments or to generate income or gain to the Fund. The Fund also uses derivatives to manage duration, sector and yield curve exposures and credit and spread volatility.

The Fund may be subject to various risks from the use of derivatives including the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to derivatives counterparties’ failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing the Fund to close out its position(s); and, documentation risk relating to disagreement over contract terms. Investing in certain derivatives also results in a form of leverage and as such, the Fund’s risk of loss associated with these instruments may exceed their value, as recorded in the Statement of Assets and Liabilities.

The Fund is party to various derivative contracts governed by International Swaps and Derivatives Association master agreements (“ISDA agreements”). The Fund’s ISDA agreements, which are separately negotiated with each dealer counterparty, may contain provisions allowing, absent

22	J.P. MORGAN FUNDS	APRIL 30, 2014

other considerations, a counterparty to exercise rights, to the extent not otherwise waived, against the Fund in the event the Fund’s net assets decline over time by a pre-determined percentage or fall below a pre-determined floor. The ISDA agreements also contain provisions allowing, absent other conditions, the Fund to exercise rights, to the extent not otherwise waived, against the counterparty (i.e. decline in a counterparty’s credit rating below a specified level). Such rights for both the counterparty and Fund often include the ability to terminate (i.e. close out) open contracts at prices which may favor the counterparty, which could have an adverse effect on the Fund. The ISDA agreements give the Fund and counterparty the right, upon an event of default, to close out all transactions traded under such agreements and to net amounts owed or due across all transactions and offset such net payable or receivable with collateral posted to a segregated account by one party to the other.

Counterparty credit risk may be mitigated to the extent a counterparty posts collateral for mark to market gains to the Fund.

Notes C(1) — C(3) below describe the various derivatives used by the Fund.

(1). Futures Contracts — The Fund uses treasury futures contracts to gain or reduce exposure to the stock market, maintain liquidity and minimize transaction costs. The Fund also buys futures contracts to immediately invest incoming cash in the market or sells futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as change in net unrealized appreciation/depreciation in the Statement of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the Statement of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated in the SOI and cash deposited is recorded on the Statement of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statement of Assets and Liabilities.

The Fund may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The Fund’s futures contracts are not subject to master netting arrangements.

(2). Forward Foreign Currency Exchange Contracts — The Fund may be exposed to foreign currency risks associated with portfolio investments and therefore use forward foreign currency exchange contracts to hedge or manage these exposures. The Fund also buys forward foreign currency exchange contracts to gain exposure to currencies. Forward foreign currency exchange contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

The values of the forward foreign currency exchange contracts are adjusted daily based on the applicable exchange rate of the underlying currency. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract settlement date. When the forward foreign currency exchange contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed.

As of April 30, 2014, the Fund did not receive or post collateral for forward foreign currency exchange contracts.

(3). Options — The Fund purchases and sells (“write”) put and call options on various instruments including futures, securities, currencies and interest rate swaps (“swaptions”) to manage and hedge interest rate risks within their portfolios and also to gain long or short exposure to the underlying instrument, index, currency or rate. A purchaser of a put option has the right, but not the obligation, to sell the underlying instrument at an agreed upon price (“strike price”) to the option seller. A purchaser of a call option has the right, but not the obligation, to purchase the underlying instrument at the strike price from the option seller. Swaptions and Eurodollar options are settled for cash.

Options Purchased — Premiums paid by the Fund for options purchased are included in the Statement of Assets and Liabilities as an investment. The option is adjusted daily to reflect the current market value of the option and the change is recorded as Change in net unrealized appreciation/depreciation of investments in non-affiliates on the Statement of Operations. If the option is allowed to expire, the Fund will lose the entire premium it paid and record a realized loss for the premium amount. Premiums paid for options purchased which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) or cost basis of the security.

Options Written — Premiums received by the Fund for options written are included in the Statement of Assets and Liabilities. The amount of the liability is adjusted daily to reflect the current market value of the option written and the change in market value is recorded as unrealized appreciation or depreciation. Premiums received from options written that expire are treated as realized gains. The Fund records a realized gain or loss on options written based on whether the cost of the closing transaction exceeds the premium received. If a call option is exercised by the option buyer,

APRIL 30, 2014	J.P. MORGAN FUNDS	23

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2014 (Unaudited) (continued)

the premium received by the Fund is added to the proceeds from the sale of the underlying security to the option buyer and compared to the cost of the closing transaction to determine whether there has been a realized gain or loss. If a put option is exercised by an option buyer, the premium received by the option seller reduces the cost basis of the purchased security.

Written uncovered call options subject the Fund to unlimited risk of loss. Written covered call options limit the upside potential of a security above the strike price. Written put options subject the Fund to risk of loss if the value of the security declines below the exercise price minus the put premium.

The Fund is not subject to credit risk on options written as the counterparty has already performed its obligation by paying the premium at the inception of the contract.

The Fund’s exchange traded option contracts are not subject to master netting arrangements.

Transactions in options written during the six months ended April 30, 2014 were as follows:

	Foreign Currency Exchange Options
	Notional Amount	Premiums Received
Options outstanding at October 31, 2013	$—	$—
Options written	110,000	3,113
Options expired	—	—
Options closed	—	—

Options outstanding at April 30, 2014	$110,000	$3,113

(4). Summary of Derivatives Information — The following table presents the value of derivatives held as of April 30, 2014, by their primary underlying risk exposure and respective location on the Statement of Assets and Liabilities:

Derivative Contract	Statement of Assets and Liabilities Location
Gross Assets:		Options	Futures Contracts (a)	Forward Foreign Currency Exchange Contracts	Total
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$—	$1,666	$—	$1,666
Foreign exchange contracts	Receivables	988	—	22,349	23,337

Total		$988	$1,666	$22,349	$25,003

Gross Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$—	$(5,396)	$—	$(5,396)
Foreign exchange contracts	Payables	(988)	—	(34,170)	(35,158)

Total		$(988)	$(5,396)	$(34,170)	$(40,554)

(a)	This amount represents the cumulative appreciation (depreciation) of futures contracts as reported on the SOI. The Statement of Assets and Liabilities only reflects the current day variation margin receivable/payable to brokers.

The following table presents the Fund’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and net of any related collateral received or posted by the Fund as of April 30, 2014:

Counterparty	Gross Amount of Derivative Assets Presented in the Statement of Assets and Liabilities (a)		Derivatives Available for Offset	Collateral Received	Net Amount Due From Counterparty (not less than zero)
Barclays Bank plc	$1,849		$(1,849)	$—	$—
BNP Paribas	321		(321)	—	—
Citibank, N.A.	1,202		—	—	1,202
Credit Suisse International	4,191		—	—	4,191
Deutsche Bank AG	3,399		(988)	—	2,411
Goldman Sachs International	1,576		(1,576)	—	—
HSBC Bank, N.A.	3,977		(3,977)	—	—
State Street Corp.	839		(839)	—	—
Union Bank of Switzerland AG	3,671		—	—	3,671
Westpac Banking Corp.	2,312		(2,312)	—	—
Exchange Traded Futures & Options Contracts (b)	1,666	(c)	—	—	1,666

	$25,003		$(11,862)	$—	$13,141

24	J.P. MORGAN FUNDS	APRIL 30, 2014

Counterparty	Gross Amount of Derivative Liabilities Presented in the Statement of Assets and Liabilities (a)		Derivatives Available for Offset	Collateral Posted	Net Amount Due To Counterparty (not less than zero)
Barclays Bank plc	$2,904		$(1,849)	$—	$1,055
BNP Paribas	1,587		(321)	—	1,266
Deutsche Bank AG	988		(988)	—	—
Goldman Sachs International	9,764		(1,576)	—	8,188
HSBC Bank, N.A.	11,549		(3,977)	—	7,572
Merrill Lynch International	11		—	—	11
State Street Corp.	1,639		(839)	—	800
TD Bank Financial Group	995		—	—	995
Westpac Banking Corp.	5,721		(2,312)	—	3,409
Exchange Traded Futures & Options Contracts (b)	5,396	(c)	—	—	5,396

	$40,554		$(11,862)	$—	$28,692

(a)	For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities subject to master netting arrangements in the Statement of Assets and Liabilities.
(b)	These derivatives are not subject to master netting arrangements.
(c)	This amount represents the cumulative appreciation (depreciation) of futures contracts as reported on the SOI. The Statement of Assets and Liabilities only reflect the current day variation margin receivable/payable to brokers for futures contracts.

The following tables present the effect of derivatives on the Statement of Operations for the six months ended April 30, 2014, by primary underlying risk exposure:

Amount of Realized Gain (Loss) on Derivatives Recognized in Statement of Operations
Derivative Contract	Futures Contracts	Forward Foreign Currency Exchange Contracts	Total
Interest rate contracts	$(5,302)	$—	$(5,302)
Foreign exchange contracts	—	10,692	10,692

Total	$(5,302)	$10,692	$5,390

Amount of Change in Net Unrealized Appreciation (Depreciation) on Derivatives Recognized in Statement of Operations
Derivative Contract	Options	Futures Contracts	Forward Foreign Currency Exchange Contracts	Total
Interest rate contracts	$—	$3,127	$—	$3,127
Foreign exchange contracts	1,521	—	2,457	3,978

Total	$1,521	$3,127	$2,457	$7,105

The Fund’s derivatives contracts held at April 30, 2014 are not accounted for as hedging instruments under GAAP.

APRIL 30, 2014	J.P. MORGAN FUNDS	25

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2014 (Unaudited) (continued)

Derivatives Volume

The tables below disclose the volume of the Fund’s futures contracts, forward foreign currency exchange contracts and options activity during the six months ended April 30, 2014. Please refer to the tables in the Summary of Derivatives Information for derivative-related gains and losses associated with volume activity.

Futures Contracts:
Average Notional Balance Long	$535,837
Average Notional Balance Short	589,819
Ending Notional Balance Long	731,625
Ending Notional Balance Short	944,563
Forward Foreign Currency Exchange Contracts:
Average Settlement Value Purchased	$1,676,863
Average Settlement Value Sold	2,043,512
Ending Settlement Value Purchased	1,572,253
Ending Settlement Value Sold	1,967,089
Swaptions & OTC Options:
Average Notional Balance Purchased	$110,000
Average Notional Balance Written	110,000
Ending Notional Balance Purchased	110,000
Ending Notional Balance Written	110,000

D. Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held. Accordingly, such foreign currency gains (losses) are included in the reported Change in net unrealized appreciation/depreciation on investment transactions on the Statement of Operations. The Fund does isolate the effect of changes in foreign exchange rates from fluctuations when determining realized gain or loss for sales of fixed income securities.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the Statement of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end and are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the Statement of Operations.

E. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income, net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Fund first learns of the dividend.

F. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

G. Federal Income Taxes — The Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Fund’s tax positions for all open tax years and has determined that as of April 30, 2014, no liability for income tax is required in the Fund’s financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Fund’s Federal tax returns for the prior three fiscal years, or since inception if shorter, remain subject to examination by the Internal Revenue Service.

H. Foreign Taxes — The Fund may be subject to foreign taxes on income, gains on investments or currency purchase/repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

26	J.P. MORGAN FUNDS	APRIL 30, 2014

I. Distributions to Shareholders — Distributions from net investment income are generally declared and paid quarterly and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, the Adviser, an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), supervises the investments of the Fund and for such services is paid a fee. The fee is accrued daily and paid monthly at an annual rate of 1.00% of the Fund’s average daily net assets.

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator, an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Fund. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended April 30, 2014, the effective annualized rate was 0.08% of the Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMCB, a wholly-owned subsidiary of JPMorgan, serves as the Fund’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class C and Class R2 Shares of the Fund in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Fund shall pay distribution fees, including payments to the Distributor, at annual rates of 0.25%, 0.75% and 0.50% of the average daily net assets of Class A, Class C and Class R2 Shares, respectively.

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended April 30, 2014, the Distributor retained the following amounts:

Front-End Sales Charge	CDSC
$401	$—

D. Shareholder Servicing Fees — The Trust, on behalf of the Fund, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. The Class R6 Shares do not participate in the Shareholder Servicing Agreement. For performing these services, the Distributor receives a fee that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

Class A	Class C	Class R2	Class R5	Select Class
0.25%	0.25%	0.25%	0.05%	0.25%

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Fund under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Fund. For these services, the Fund pays JPMCB transaction and asset based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Fund for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. The Fund earns interest on uninvested cash balances held by the custodian. Such interest amounts, if any, are presented separately in the Statement of Operations.

Interest income, if any, earned on cash balances at the custodian, is included in Interest income from affiliates in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statement of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Fund to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest,

APRIL 30, 2014	J.P. MORGAN FUNDS	27

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2014 (Unaudited) (continued)

taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Fund’s average daily net assets as shown in the table below:

Class A	Class C	Class R2	Class R5	Class R6	Select Class
1.55%	2.05%	1.80%	1.10%	1.05%	1.30%

The expense limitation agreement was in effect for the six months ended April 30, 2014. The contractual expense limitation percentages in the table above are in place until at least February 28, 2015.

For the six months ended April 30, 2014, the Fund’s service providers waived fees and/or reimbursed expenses for the Fund as follows. None of these parties expect the Fund to repay any such waived fees and reimbursed expenses in future years.

Contractual Waivers
Investment Advisory	Administration	Total	Contractual Reimbursements
$140,941	$11,790	$152,731	$50,543

Additionally, the Fund may invest in one or more money market funds advised by the Adviser or its affiliates. The Adviser, Administrator and Distributor, as shareholder servicing agent, waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Fund’s investment in such affiliated money market fund. A portion of the waiver is voluntary.

Waivers resulting from investments in these money market funds for the six months ended April 30, 2014 were $40.

G. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Fund for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Fund in accordance with Federal securities regulations. The Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended April 30, 2014, the Fund may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Adviser.

The Fund may use related party broker-dealers. For the six months ended April 30, 2014, the Fund did not incur any brokerage commissions with broker-dealers affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Fund to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the six months ended April 30, 2014, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
$14,497,646	$13,041,071

During the six months ended April 30, 2014, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at April 30, 2014 were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$27,566,036	$2,424,991	$745,023	$1,679,968

6. Borrowings

The Fund relies upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Fund to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including

28	J.P. MORGAN FUNDS	APRIL 30, 2014

the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Fund because the Fund and the series of JPMorgan Trust II are both investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Fund. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 10, 2014.

The Fund had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at April 30, 2014, or at any time during the six months then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statement of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

As of April 30, 2014, a significant portion of the Fund’s shares were held by the Fund’s adviser.

The Fund may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions, which may vary throughout the year. Such concentrations may subject the Fund to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

As of April 30, 2014, substantially all of the Fund’s net assets consisted of securities that were denominated in foreign currencies. Changes in currency exchange rates will affect the value of, and investment income from, such securities.

As of April 30, 2014, the Fund had the following country allocations representing greater than 10% of total investments.

China	South Korea
10.6%	11.9%

The Fund is subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. The ability of the issuers of debt to meet their obligations may be affected by the economic and political developments in a specific industry or region.

The Fund is also subject to counterparty credit risk, which is the risk that a counterparty fails to perform on agreements with the Fund such as option contracts and forward foreign currency exchange contracts.

APRIL 30, 2014	J.P. MORGAN FUNDS	29

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, November 1, 2013, and continued to hold your shares at the end of the reporting period, April 30, 2014.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value November 1, 2013	Ending Account Value April 30, 2014	Expenses Paid During the Period*	Annualized Expense Ratio
Total Emerging Markets Fund
Class A
Actual	$1,000.00	$982.70	$7.62	1.55%
Hypothetical	1,000.00	1,017.11	7.75	1.55
Class C
Actual	1,000.00	980.40	10.07	2.05
Hypothetical	1,000.00	1,014.63	10.24	2.05
Class R2
Actual	1,000.00	982.00	8.85	1.80
Hypothetical	1,000.00	1,015.87	9.00	1.80
Class R5
Actual	1,000.00	985.20	5.41	1.10
Hypothetical	1,000.00	1,019.34	5.51	1.10
Class R6
Actual	1,000.00	985.40	5.17	1.05
Hypothetical	1,000.00	1,019.59	5.26	1.05
Select Class
Actual	1,000.00	984.40	6.40	1.30
Hypothetical	1,000.00	1,018.35	6.51	1.30

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

30	J.P. MORGAN FUNDS	APRIL 30, 2014

TAX LETTER

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Fund’s income and distributions for the taxable year ended October 31, 2013. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2013. The information necessary to complete your income tax returns for the calendar year ending December 31, 2013 was provided under separate cover.

Foreign Source Income and Foreign Tax Credit Pass Through

For the fiscal year ended October 31, 2013, the Fund elected to pass through to shareholders the income tax credit for taxes paid to foreign countries. Gross income and foreign tax expenses were $1,197,899 and $43,984 or amounts as finally determined.

The pass-through of the foreign tax credit will only affect those persons who were shareholders on the dividend record date in December 2013. These shareholders received more detailed information along with their 2013 Form 1099-DIV.

APRIL 30, 2014	J.P. MORGAN FUNDS	31

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

The Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Fund’s website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Adviser. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2014. All rights reserved. April 2014.	SAN-TEM-414

Semi-Annual Report

J.P. Morgan Funds

April 30, 2014 (Unaudited)

JPMorgan Commodities Strategy Fund

Investments in the Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of the Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Fund.

Prospective investors should refer to the Fund’s prospectus for a discussion of the Fund’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

MAY 29, 2014 (Unaudited)

Dear Shareholder:

Broad improvement in the global economy — particularly in developed markets — drove global equity prices to successive record highs during the six months ended April 30, 2014. While bond markets experienced periodic volatility, the concerted efforts of central banks to hold down interest rates and thus tamp down inflationary pressures ultimately helped bond prices to recover somewhat toward the end of the period. Globally, investors appeared to shrug off events that had rattled financial markets: the U.S. Federal Reserve’s (the “Fed”) decision to taper its asset purchasing; severe winter weather across large parts of the U.S.; the continuing political/military crisis in Ukraine; and broad concerns about the health of China’s economy.

“Central bank policies in the U.S. and Europe are beginning to diverge, with the Fed moving toward a more normalized economy and the European Central Bank committed to intervention and guarding against the threat of price deflation.”

In December, the Fed followed through on its stated policy direction and reduced its monthly purchases of U.S. Treasury bonds and mortgage-backed securities by $10 billion to $75 billion and further cut purchases to $55 billion by the end of April. The initial move in December set off a rally in U.S. equities that drove share prices to record highs by the end of calendar year 2013.

While U.S. economic indicators showed incremental improvement through the first half of the reporting period, a string of winter storms curbed economic activity and held down productivity to a larger extent than was generally known at the time. Subsequent data showed the U.S. economy shrank by 1% in the first three months of 2014, even as consumer spending on services had the largest increase in 14 years. Winter storms crimped profits at airlines, parcel delivery firms and homebuilders. Bond prices rebounded somewhat in 2014, as slower-than-expected domestic growth and instability in emerging markets lifted demand for fixed income securities. For the six months ended April 30, 2014, the Standard & Poor’s 500 Index returned 8.36%, while the Barclays U.S. Aggregate Index returned 1.74%.

In Europe, the crisis in Ukraine threatened to disrupt the economic stability that had returned during the second half of 2013. Though a direct military confrontation between Ukraine and Russia had largely been avoided, the imposition of economic sanctions against leading members of Russian President Vladimir Putin’s inner circle raised questions about Europe’s dependence on natural gas exports from Russia. At the end of the reporting period, European energy supplies remained intact. Moreover, the European Union’s continued economic recovery — marked by Ireland’s exit from the bloc’s bailout program — and healthy corporate profits, combined with mergers and acquisitions activity, helped to lift equity markets. Bond prices across Europe also gained as instability in emerging markets drove investors to seek yield elsewhere.

In Japan, equity markets reached record highs and outperformed other developed markets at the end of calendar year 2013. However, investor enthusiasm for the policies of Prime Minister Shinzo Abe began to recede in 2014 as the Japanese economy showed signs of sputtering. An April 1, 2014 increase in the national consumption tax further weakened investor sentiment amid concerns the tax hike would curb domestic demand. Exporters, particularly automakers, came under pressure on expectations that a strengthening yen may erase the comparative advantage they had enjoyed over the past year. The Morgan Stanley Capital International Europe, Australasia, Far East Index (net of foreign withholding taxes) returned 4.44% for the six-month period.

China and Emerging Markets

Emerging market volatility continued throughout the six-month period. The Fed’s decision in December to taper off asset purchases sparked a sell-off across emerging markets that drove volatility in emerging market currencies. Disappointing economic data from China, combined with the first default in the Chinese bond market, again raised concerns about the potential for a sharp slowdown in growth. Demand from China is a major driver of emerging market exports and a slower growth in the Chinese economy would have an outsized impact on emerging market economies. Elsewhere, a currency crisis in Argentina and political uncertainty surrounding election cycles in select emerging markets also weighed on financial markets. The Morgan Stanley Capital International Emerging Markets Index (net of foreign withholdings taxes) returned -2.98% for the six-month period. Despite the headwinds facing emerging markets, the Barclays Emerging Markets USD Aggregate Index returned 3.00%, which illustrates the extent to which investors were willing to take on risk in their search for extra yield.

Central bank policies in the U.S. and Europe are beginning to diverge, with the Fed moving toward a more normalized economy and the European Central Bank committed to intervention and guarding against the threat of price deflation. The trajectory of Japan’s economy is uncertain and emerging markets remain vulnerable to shocks from developments in China, changes in investor sentiment and domestic political turmoil. This backdrop reinforces the wisdom of maintaining a long-term view of your investment portfolio and the benefits derived from diversified holdings.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management J.P. Morgan Asset Management

APRIL 30, 2014	J.P. MORGAN FUNDS	1

JPMorgan Commodities Strategy Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2014 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	8.93%
Dow Jones-UBS Commodity Index Total Return	10.07%

Net Assets as of 4/30/2014	$131,689,370

INVESTMENT OBJECTIVE**

The JPMorgan Commodities Strategy Fund (the “Fund”) seeks total return.

HOW DID THE COMMODITIES MARKET PERFORM DURING THE REPORTING PERIOD?

The Dow Jones-UBS Commodity Index Total Return Index (the “Benchmark”) returned 10.07 % for six months ended April 30, 2014. During the reporting period, commodities were broadly impacted by a general rise in the so-called soft commodities, grains, energy and livestock markets and a decline in the precious metals and industrial metals markets.

In energy, West Texas Intermediate crude oil rallied as pipeline completions allowed more crude to be moved from Cushing, Okla. to the Gulf Coast refineries. Gasoline prices rallied as both domestic and foreign demand strengthened and refiner maintenance reduced supply. Natural gas rose sharply as the coldest winter in 25 years in North America caused demand to rise while production fell due to the severe weather. Livestock prices rose in large part due to the rise in Lean Hog prices that resulted from the PED virus, which had a negative impact on supply of hogs. Corn and soybeans rallied as exports to China were strong and dry weather in Brazil raised market worries and Argentina’s exports remained weak.

Soft commodities prices were mixed during the reporting period. Sugar remained oversupplied, while coffee prices rallied sharply as a result of a severe drought in southeast Brazil. Cotton rallied on drought conditions that were experienced in the Southwest of the U.S.

Among the metals, silver, copper, and aluminum prices sold off as industrial demand waned with a slowdown in China’s eco-

nomic growth. Gold prices ended the reporting period basically unchanged. Nickel rallied as the Indonesian export ban limited available ore supply to China.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) underperformed the Benchmark for the six months ended April 30, 2014. The Fund’s relative underperformance was largely driven by its positioning on the futures curve, which measures the price of contracts of different maturities on a specific commodity. As shorter maturity contracts generally rallied, the Fund underperformed the Benchmark as a result of it positioning further out on the curve in energy and grains sectors. During the reporting period, the Fund outperformed the Benchmark in soft commodities, specifically cotton and sugar.

HOW WAS THE FUND POSITIONED?

During the six-month reporting period, the Fund invested in a wholly owned subsidiary that invested in commodity-linked derivative instruments and provided exposure to the investment returns of the commodities markets without investing directly in physical commodities. The Fund also invested in a portfolio of high-quality, fixed income securities, such as commercial paper or other short-term instruments that generally had a weighted average maturity of 90-days or less.

The Fund’s portfolio managers combined top-down research with fundamental and quantitative analysis to establish overweight and underweight positions in commodities. In addition, the Fund’s portfolio managers had the ability to adjust the Fund’s overall exposure to commodities relative to the Benchmark, based on their views of macroeconomic conditions.

2	J.P. MORGAN FUNDS	APRIL 30, 2014

CASH INVESTMENTS***
U.S. Government Agency Securities	81.0%
Investment Company	18.5
U.S. Treasury Securities	0.5

PORTFOLIO COMPOSITION BY COUNTRY***
United States	100%

COMMODITY MATURITY***
0-3 months	50.6%
3-6 months	43.4
> 6 months	6.0

COMMODITY-LINKED INVESTMENTS****
Agriculture	33.4%
Coffee	3.7%
Corn	8.1%
Cotton	1.6%
Kansas Wheat	0.0%
Soybean Oil	2.8%
Soybeans	6.7%
Soybean Meal	3.4%
Sugar	3.0%
Wheat	2.7%
Minneapolis Wheat	1.4%
Energy	33.5%
Brent Crude	9.5%
WTI Crude Oil	9.2%
Unleaded Gasoline	0.0	%(g)
Heating Oil	3.7%
Natural Gas	11.1%
Industrial Metals	15.1%
Aluminum	3.4%
Copper	6.2%
Nickel	3.4%
Zinc	2.1%
Precious Metals	14.6%
Gold	11.0%
Silver	3.6%
Livestock	5.9%
Lean Hogs	2.8%
Live Cattle	3.1%

(g)	Amount rounds to less than 0.1%.

FIXED INCOME MATURITY***
< one month	84.3%
1–3 months	14.3
3–6 months	1.4

COMMODITY ALLOCATION	Index	Fund****
Agriculture	34.1%	33.4%
Energy	30.7%	33.5%
Industrial Metals	15.1%	15.1%
Precious Metals	14.7%	14.6%
Livestock	5.4%	5.9%

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of April 30, 2014. The Fund’s portfolio composition is subject to change.
****	Exposures are calculated as the notional value adjusted for net unrealized appreciation/depreciation of the Fund’s derivative positions as a percentage of net assets.

APRIL 30, 2014	J.P. MORGAN FUNDS	3

JPMorgan Commodities Strategy Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2014 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2014

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	SINCE INCEPTION
CLASS A SHARES	12/17/12
Without Sales Charge		8.80%	1.56%	(3.24)%
With Sales Charge**		3.09	(3.76)	(6.98)
CLASS C SHARES	12/17/12
Without CDSC		8.61	1.06	(3.68)
With CDSC***		7.61	0.06	(3.68)
CLASS R6 SHARES	12/17/12	9.09	1.99	(2.83)
SELECT CLASS SHARES	12/17/12	8.93	1.84	(2.99)

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (12/17/12 TO 4/30/14)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on December 17, 2012.

The graph illustrates comparative performance for $1,000,000 invested in the Select Class Shares of the JPMorgan Commodities Strategy Fund, the Dow Jones-UBS Commodity Index Total Return and the Lipper Commodities General Funds Average from December 17, 2012 to April 30, 2014. The performance of the Lipper Commodities General Funds Average reflects an initial investment at the end of the month closest to the Fund’s inception. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Dow Jones-UBS Commodity Index Total Return does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Commodities General Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Dow Jones-UBS Commodity Index Total Return is composed of futures contracts on 22 physical commodities. Investors cannot invest directly in an index. The Lipper Commodities General Funds Average is an average based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper Inc.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN FUNDS	APRIL 30, 2014

JPMorgan Commodities Strategy Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2014 (Unaudited)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

U.S. Government Agency Securities — 78.2%
979,000	Federal Farm Credit Bank, DN, 0.010%, 05/01/14 (n)	979,000
	Federal Home Loan Bank,
996,000	DN, 0.038%, 05/28/14 (n)	995,970
4,500,000	DN, 0.055%, 05/07/14 (n)	4,499,952
2,300,000	DN, 0.055%, 07/09/14 (n)	2,299,823
	Federal Home Loan Mortgage Corp.,
44,236,000	DN, 0.030%, 05/09/14 (n)	44,235,668
1,384,000	DN, 0.047%, 05/12/14 (n)	1,383,979
6,200,000	DN, 0.048%, 05/14/14 (n)	6,199,884
12,471,000	DN, 0.050%, 05/01/14 (m) (n)	12,470,983
1,000,000	DN, 0.050%, 05/02/14 (n)	999,997
2,708,000	DN, 0.055%, 06/13/14 (m) (n)	2,707,869
735,000	DN, 0.055%, 06/26/14 (n)	734,966
1,598,000	DN, 0.055%, 06/02/14 (n)	1,597,920
2,191,000	DN, 0.055%, 06/27/14 (n)	2,190,786
1,000,000	DN, 0.055%, 06/10/14 (n)	999,937
1,500,000	DN, 0.060%, 08/01/14 (n)	1,499,847
	Federal National Mortgage Association,
2,900,000	DN, 0.040%, 05/12/14 (n)	2,899,957
2,000,000	DN, 0.050%, 05/02/14 (n)	1,999,995
7,497,000	DN, 0.050%, 07/14/14 (n)	7,496,385
6,772,000	DN, 0.052%, 05/01/14 (n)	6,771,991

	Total U.S. Government Agency Securities (Cost $102,964,655)	102,964,909

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
U.S. Treasury Obligations^ — 0.4%
	U.S. Treasury Bills,
145,000	0.050%, 07/10/14 (k) (n)	144,994
235,000	0.029%, 10/02/14 (n)	234,960
235,000	0.078%, 05/01/14 (k) (n)	235,000

	Total U.S. Treasury Obligations (Cost $614,956)	614,954

SHARES
Investment Company — 17.9%
23,524,806	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.010% (b) (l) (m) † ^ (Cost $23,524,806)	23,524,806

	Total Investments — 96.5% (Cost $127,104,417)	127,104,669
	Other Assets in Excess of Liabilities — 3.5%	4,584,701

	NET ASSETS — 100.0%	$131,689,370

Percentages indicated are based on net assets.

Futures Contracts^
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 04/30/14	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
10	LME Nickel Futures	07/14/14	$1,099,740	$18,514
18	Natural Gas Futures	03/27/18	793,980	20,733
	Short Futures Outstanding
(15)	Sugar No. 11 (World Markets) Futures	06/30/14	(297,696)	(3,516)
(13)	Soybean Meal Futures	07/14/14	(641,810)	(61,850)
(1)	Brent Crude Oil Futures	08/14/14	(106,300)	(552)
(6)	WTI Crude Oil Futures	08/20/14	(584,340)	13,374
(3)	Coffee ‘C’ Futures	09/18/14	(233,719)	2,635
(5)	Live Cattle Futures	10/31/14	(280,800)	235
(28)	LME Aluminum Futures	11/17/14	(1,285,725)	23,202
(7)	Cotton No. 2 Futures	12/08/14	(291,900)	(2,645)

				$10,130

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

APRIL 30, 2014	J.P. MORGAN FUNDS	5

JPMorgan Commodities Strategy Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2014 (Unaudited) (continued)

Return Swaps on Commodities^
SWAP COUNTERPARTY	UNDERLYING REFERENCE INSTRUMENT	TERMINATION DATE	NOTIONAL VALUE	VALUE
Deutsche Bank AG, New York
	Long Positions
	CBOT Soybean Meal July 2014 Futures	06/20/14	$3,556,812	$984,987
	CBOT Soybean Oil July 2014 Futures	06/20/14	3,641,214	173,909
	ICE Brent Crude Oil September 2014 Futures	08/13/14	8,186,100	105,233

				$1,264,129

Macquarie Bank Ltd.
	Long Positions
	ICE Brent Crude Oil July 2014 Futures	06/12/14	$2,187,600	$(36,993)
	ICE Brent Crude Oil July 2014 Futures	06/12/14	2,191,000	(40,392)
	CBOT Soybean Oil July 2014 Futures	06/20/14	3,884,112	(144,708)
	NYMEX Natural Gas July 2014 Futures	06/25/14	6,349,050	188,947
	NYMEX Natural Gas July 2014 Futures	06/25/14	2,998,800	52,275
	NYMEX Natural Gas July 2014 Futures	06/25/14	4,131,440	33,531
	CBOT Corn No. 2 July 2014 Futures	06/26/14	7,896,875	1,185,287
	CBOT Corn No. 2 July 2014 Futures	06/26/14	1,406,475	72,654
	CBOT Wheat No. 2 July 2014 Futures	06/26/14	3,263,007	236,200
	CBOT Soybean No. 2 July 2014 Futures	06/26/14	9,378,125	76,541
	NYBOT-ICE Sugar No. 11 (World) July 2014 Futures	06/27/14	3,868,558	318,939
	NYBOT-ICE Arabica Coffee “C” September 2014 Futures	08/19/14	3,612,881	1,527,920
	NYMEX WTI Crude Oil September 2014 Futures	08/19/14	5,396,050	(39,574)
	NYMEX WTI Crude Oil September 2014 Futures	08/19/14	6,173,050	157,196
	MGE Wheat No. 2 September 2014 Futures	08/27/14	1,757,800	66,341
	NYMEX Gasoline RBOB September 2014 Futures	08/28/14	4,798,525	96,020
	CME Live Cattle October 2014 Futures	10/02/14	4,244,240	80,010
	CME Lean Hogs October 2014 Futures	10/13/14	3,180,000	112,693
	NYMEX NY Harbor ULSD November 2014 Futures	10/30/14	5,001,360	(99,686)
	NYBOT-ICE Cotton No. 2 December 2014 Futures	11/19/14	2,413,985	46,259
	CME Lean Hogs December 2014 Futures	12/11/14	401,390	5,602
	CBOT Corn No. 2 March 2015 Futures	02/25/15	1,229,375	61,756
	CBOT Corn No. 2 March 2015 Futures	02/25/15	148,725	6,213
	CBOT Corn No. 2 March 2015 Futures	02/25/15	5,952,000	245,528
	NYMEX WTI Crude Oil June 2015 Futures	05/18/15	1,021,240	(20,405)

	Short Positions
	CBOT Soybean Oil July 2014 Futures	06/20/14	3,776,208	(38,948)
	NYMEX Gasoline RBOB July 2014 Futures	06/27/14	2,499,000	39,133
	NYMEX Gasoline RBOB July 2014 Futures	06/27/14	2,507,400	47,530
	CBOT Corn No. 2 December 2014 Futures	11/26/14	1,210,000	(63,046)
	CBOT Corn No. 2 December 2014 Futures	11/26/14	146,400	(6,367)
	CBOT Corn No. 2 December 2014 Futures	11/26/14	5,859,000	(251,684)

				$3,914,772

				$5,178,901

Return Swaps on Commodities Indices^
SWAP COUNTERPARTY	UNDERLYING REFERENCE INSTRUMENT	TERMINATION DATE	NOTIONAL VALUE	VALUE
Deutsche Bank AG, New York
	Long Positions
	Dow Jones — UBS Commodity Precious Metals Index	05/22/14	$19,250,000	$(75,552)
	Dow Jones — UBS Commodity Industrial Metals Index	05/22/14	20,463,000	(444,621)

				$(520,173)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

6	J.P. MORGAN FUNDS	APRIL 30, 2014

NOTES TO CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2014 (Unaudited)

Brent	— Broom, Rannoch, Etieve, Ness, Tarbat
CBOT	— Chicago Board of Trade
CME	— Chicago Mercantile Exchange
DN	— Discount Notes
ICE	— IntercontinentalExchange, Inc.
LME	— London Metal Exchange
MGE	— Minneapolis Grain Exchange
NYBOT	— New York Board of Trade
NYMEX	— New York Mercantile Exchange
RBOB	— Reformulated gasoline blendstock for oxygen blending
ULSD	— Ultra Low Sulfur Diesel
WTI	— West Texas Intermediate

(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.

(k)	— All or a portion of this security is deposited with the broker as collateral for futures or with brokers as initial margin for futures contracts.
(l)	— The rate shown is the current yield as of April 30, 2014.
(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, unfunded commitments and/or forward foreign currency exchange contracts.

(n)	— The rate shown is the effective yield at the date of purchase.
†	— $6,078,220 of this investment is restricted as collateral for swaps to various brokers.
^	— Represents positions held in the Subsidiary.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

APRIL 30, 2014	J.P. MORGAN FUNDS	7

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES

AS OF APRIL 30, 2014 (Unaudited)

Commodities Strategy Fund
ASSETS:
Investments in non-affiliates, at value	$103,579,863
Investments in affiliates, at value	17,446,586
Investments in affiliates — restricted, at value	6,078,220

Total investment securities, at value	127,104,669
Cash	4,978
Deposits at broker for futures contracts	15,000
Receivables:
Investment securities sold	11,382
Dividends from affiliates	172
Variation margin on futures contracts	40,670
Outstanding swap contracts, at value	5,920,704

Total Assets	133,097,575

LIABILITIES:
Payables:
Outstanding swap contracts, at value	1,261,976
Accrued liabilities:
Investment advisory fees	39,590
Administration fees	2,371
Shareholder servicing fees	12,229
Distribution fees	58
Custodian and accounting fees	38,542
Collateral management fees	2,459
Trustees’ and Chief Compliance Officer’s fees	7,549
Other	43,431

Total Liabilities	1,408,205

Net Assets	$131,689,370

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

8	J.P. MORGAN FUNDS	APRIL 30, 2014

Commodities Strategy Fund
NET ASSETS:
Paid-in-Capital	$124,336,609
Accumulated undistributed (distributed in excess of) net investment income	(850,473)
Accumulated net realized gains (losses)	3,534,124
Net unrealized appreciation (depreciation)	4,669,110

Total Net Assets	$131,689,370

Net Assets:
Class A	$145,931
Class C	47,491
Class R6	31,614,897
Select Class	99,881,051

Total	$131,689,370

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	10,174
Class C	3,333
Class R6	2,191,958
Select Class	6,938,656

Net Asset Value (a):
Class A — Redemption price per share	$14.34
Class C — Offering price per share (b)	14.25
Class R6 — Offering and redemption price per share	14.42
Select Class — Offering and redemption price per share	14.39
Class A maximum sales charge	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$15.13

Cost of investments in non-affiliates	$103,579,611
Cost of investments in affiliates	17,446,586
Cost of investments in affiliates — restricted	6,078,220

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

APRIL 30, 2014	J.P. MORGAN FUNDS	9

CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED APRIL 30, 2014 (Unaudited)

Commodities Strategy Fund
INVESTMENT INCOME:
Interest income from affiliates	$22,850
Dividend income from non-affiliates	1,114

Total investment income	23,964

EXPENSES:
Investment advisory fees	651,268
Administration fees	66,055
Distribution fees:
Class A	85
Class C	166
Shareholder servicing fees:
Class A	85
Class C	56
Select Class	117,306
Custodian and accounting fees	62,814
Collateral management fees	2,950
Professional fees	68,326
Trustees’ and Chief Compliance Officer’s fees	6,782
Printing and mailing costs	3,955
Registration and filing fees	59,570
Transfer agent fees	5,897
Offering costs	28,808
Other	8,968

Total expenses	1,083,091

Less amounts waived	(499,183)

Net expenses	583,908

Net investment income (loss)	(559,944)

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(65,860)
Futures	(145,753)
Swaps	3,745,737

Net realized gains (losses)	3,534,124

Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	16,893
Futures	29,570
Swaps	7,897,640

Change in net unrealized appreciation/depreciation	7,944,103

Net realized/unrealized gains (losses)	11,478,227

Change in net assets resulting from operations	$10,918,283

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

10	J.P. MORGAN FUNDS	APRIL 30, 2014

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	Commodities Strategy Fund
	Six Months Ended 4/30/2014 (Unaudited)	Period Ended 10/31/2013 (a)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(559,944)	$(584,015)
Net realized gain (loss)	3,534,124	(5,302,678)
Change in net unrealized appreciation/depreciation	7,944,103	(3,274,993)

Change in net assets resulting from operations	10,918,283	(9,161,686)

DISTRIBUTIONS TO SHAREHOLDERS:
Class R6
From net investment income	(3,575)	—

Total distributions to shareholders	(3,575)	—

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(10,482,449)	140,418,797

NET ASSETS:
Change in net assets	432,259	131,257,111
Beginning of period	131,257,111	—

End of period	$131,689,370	$131,257,111

Accumulated undistributed (distributed in excess of) net investment income	$(850,473)	$(286,954)

(a)	Commencement of operations was December 17, 2012.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

APRIL 30, 2014	J.P. MORGAN FUNDS	11

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	Commodities Strategy Fund
	Six Months Ended 4/30/2014 (Unaudited)	Period Ended 10/31/2013 (a)
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$109,566	$50,000
Cost of shares redeemed	(14,000)	—

Change in net assets resulting from Class A capital transactions	$95,566	$50,000

Class C
Proceeds from shares issued	$—	$50,000

Change in net assets resulting from Class C capital transactions	$—	$50,000

Class R6
Proceeds from shares issued	$1,190,000	$44,792,951
Distributions reinvested	3,575	—
Cost of shares redeemed	(11,097,000)	(2,350,000)

Change in net assets resulting from Class R6 capital transactions	$(9,903,425)	$42,442,951

Select Class
Proceeds from shares issued	$2,763,758	$98,296,507
Cost of shares redeemed	(3,438,348)	(420,661)

Change in net assets resulting from Select Class capital transactions	$(674,590)	$97,875,846

Total change in net assets resulting from capital transactions	$(10,482,449)	$140,418,797

SHARE TRANSACTIONS:
Class A
Issued	7,838	3,333
Redeemed	(997)	—

Change in Class A Shares	6,841	3,333

Class C
Issued	—	3,333

Change in Class C Shares	—	3,333

Class R6
Issued	87,178	3,120,554
Reinvested	267	—
Redeemed	(838,279)	(177,762)

Change in Class R6 Shares	(750,834)	2,942,792

Select Class
Issued	194,998	7,016,258
Redeemed	(241,894)	(30,706)

Change in Select Class Shares	(46,896)	6,985,552

(a)	Commencement of operations was December 17, 2012.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

12	J.P. MORGAN FUNDS	APRIL 30, 2014

THIS PAGE IS INTENTIONALLY LEFT BLANK

APRIL 30, 2014	J.P. MORGAN FUNDS	13

CONSOLIDATED FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
Commodities Strategy Fund
Class A
Six Months Ended April 30, 2014 (Unaudited)	$13.18	$(0.08	)(g)	$1.24	$1.16	$—
December 17, 2012 (h) through October 31, 2013	15.00	(0.14	)(g)	(1.68)	(1.82)	—

Class C
Six Months Ended April 30, 2014 (Unaudited)	13.12	(0.11	)(g)	1.24	1.13	—
December 17, 2012 (h) through October 31, 2013	15.00	(0.20	)(g)	(1.68)	(1.88)	—

Class R6
Six Months Ended April 30, 2014 (Unaudited)	13.22	(0.05	)(g)	1.25	1.20	—	(i)
December 17, 2012 (h) through October 31, 2013	15.00	(0.09	)(g)	(1.69)	(1.78)	—

Select Class
Six Months Ended April 30, 2014 (Unaudited)	13.21	(0.06	)(g)	1.24	1.18	—
December 17, 2012 (h) through October 31, 2013	15.00	(0.11	)(g)	(1.68)	(1.79)	—

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earning credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Certain non-recurring expenses incurred by the Fund were not annualized for the periods ended October 31, 2013 and April 30, 2014.
(f)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(g)	Calculated based upon average shares outstanding.
(h)	Commencement of operations.
(i)	Amount rounds to less than $0.01.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

14	J.P. MORGAN FUNDS	APRIL 30, 2014

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period	Net expenses (d)(e)	Net investment income (loss) (d)(e)	Expenses without waivers, reimbursements and earnings credits (e)	Portfolio turnover rate (b)(f)

$14.34	8.80%	$145,931	1.21%	(1.17)%	2.03%	0%
13.18	(12.13)	43,924	1.22	(1.16)	2.74	0

14.25	8.61	47,491	1.71	(1.68)	2.52	0
13.12	(12.53)	43,733	1.72	(1.66)	3.24	0

14.42	9.09	31,614,897	0.82	(0.78)	1.52	0
13.22	(11.87)	38,913,194	0.82	(0.76)	1.86	0

14.39	8.93	99,881,051	0.97	(0.93)	1.77	0
13.21	(11.93)	92,256,260	0.97	(0.91)	2.10	0

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

APRIL 30, 2014	J.P. MORGAN FUNDS	15

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF APRIL 30, 2014 (Unaudited)

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following is a separate fund of the Trust (the “Fund”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Commodities Strategy Fund	Class A, Class C, Class R6 and Select Class	Non-diversified

The investment objective of the Fund is to seek total return.

The Fund commenced operations on December 17, 2012. Prior to February 28, 2014, Class A and Class C Shares of the Fund were not publicly offered for investment.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class R6 and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Fund’s prospectus.

Basis for Consolidation for the Fund

JPM Commodities Strategy Fund Ltd. (the “Subsidiary”), a Cayman Islands exempted company, was incorporated on September 5, 2012 and is a wholly-owned subsidiary of the Fund. The Subsidiary acts as an investment vehicle for the Fund in order to effect certain investments on behalf of the Fund consistent with the Fund’s investment objective and policies as described in the Fund’s prospectus. As of April 30, 2014, net assets of the Fund were $131,689,370 of which $28,826,615, or approximately 21.9%, represented the Subsidiary’s net assets. Net realized gains in the Subsidiary amounted to $3,534,097. The Consolidated Schedule of Portfolio Investments (“CSOI”) includes positions of the Fund and the Subsidiary. The consolidated financial statements include the accounts of the Fund and the Subsidiary. Subsequent references to the Fund within the Notes to Consolidated Financial Statements collectively refer to the Fund and the Subsidiary. All significant intercompany balances and transactions have been eliminated in consolidation.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its consolidated financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. Valuation of Investments — Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on prices received from independent or affiliated pricing services approved by the Board of Trustees or third party broker-dealers. The pricing services or broker-dealers use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services or broker-dealers may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services or broker-dealers also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair values. Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at each investment company’s net asset value per share (“NAV”) as of the report date.

Certain investments of the Fund may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Fund to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material. Futures and options are generally valued on the basis of available market quotations. Swaps (except return swaps on commodities as noted in Note 2.D.) and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such pricing services or values received are deemed not representative of fair value, values will be obtained from a third party broker-dealer or counterparty.

Securities or other assets for which market quotations are not readily available or for which market quotations are deemed to not represent the fair value of the security or asset at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. The Board of Trustees has established an Audit and Valuation Committee to assist with the oversight of the valuation of the Fund’s securities. JPMorgan Funds Management, Inc. (the “Administrator”, or “JPMFM”) has established a Valuation Committee (“VC”) that is comprised of senior representatives from JPMFM, J.P. Morgan Investment Management Inc. (the “Adviser” or “JPMIM”), and J.P. Morgan Asset Management’s Legal, Compliance and Risk Management groups and the Fund’s Chief Compliance

16	J.P. MORGAN FUNDS	APRIL 30, 2014

Officer. The VC’s responsibilities include making determinations regarding Level 3 fair value measurements (“Fair Values”) and/or providing recommendations for approval to the Board of Trustees’ Audit and Valuation Committee, in accordance with the Fund’s valuation policies.

The VC or Board of Trustees, as applicable, primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The VC or Board of Trustees may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry.

It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. JPMFM and JPMIM are responsible for monitoring developments that may impact Fair Values and for discussing and assessing Fair Values on an ongoing, and at least a quarterly basis with the VC and Board of Trustees, as applicable. The appropriateness of Fair Values is assessed based on results of unchanged price review and consideration of macro or security specific events, back testing, and broker and vendor due diligence.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the fair value of the Fund’s investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table represents each valuation input as presented on the CSOI:

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$23,524,806	$103,579,863	$—	$127,104,669

Appreciation in Other Financial Instruments
Futures Contracts	$78,693	$—	$—	$78,693
Return Swaps	—	5,920,704	—	5,920,704

Total Appreciation in Other Financial Instruments	$78,693	$5,920,704	$—	$5,999,397

Depreciation in Other Financial Instruments
Futures Contracts	$(68,563)	$—	$—	$(68,563)
Return Swaps	—	(1,261,976)	—	(1,261,976)

Total Depreciation in Other Financial Instruments	$(68,563)	$(1,261,976)	$—	$(1,330,539)

(a)	Portfolio holdings designated as Level 1 and Level 2 are disclosed individually on the CSOI. Level 1 consists of a money market mutual fund that is held for daily investments of cash and as an investment of cash collateral for swaps. Please refer to the CSOI for industry specifics of portfolio holdings.

There were no transfers among any levels during the six months ended April 30, 2014.

B. Futures Contracts — The Fund uses commodity futures contracts to obtain long and short exposure to the underlying commodities markets. The purchase of futures contracts will tend to increase the Fund’s exposure to positive and negative price fluctuations in the underlying instrument. The sales of futures contracts will tend to offset both positive and negative market price changes.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as change in net unrealized appreciation/depreciation in the Consolidated Statement of Operations (“CSOP”). Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the CSOP at the closing or expiration of the

APRIL 30, 2014	J.P. MORGAN FUNDS	17

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF APRIL 30, 2014 (Unaudited) (continued)

futures contract. Securities deposited as initial margin are designated in the CSOI and cash deposited is recorded on the Consolidated Statement of Assets and Liabilities (“CSAL”). A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the CSAL.

The Fund may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the CSAL, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges (e.g., NYMEX), boards of trade or other platforms (e.g., Clearport). The exchange or board of trade acts as the counterparty to futures transactions; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade. For trades executed on other platforms, these futures contracts must be offset on the same platform in which they were executed; therefore liquidity risk exists to the extent there is a lack of a liquid market for these contracts allowing the Fund to close out its position. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The Fund’s futures contracts are not subject to master netting arrangements.

The table below discloses the volume of the Fund’s futures contracts activity during the six months ended April 30, 2014:

Futures Contracts:
Average Notional Balance Long	$1,776,593
Average Notional Balance Short	3,299,879
Ending Notional Balance Long	1,893,720
Ending Notional Balance Short	3,722,290

C. Options — The Fund purchases and sells (writes) put and call options on various instruments including futures, securities, currencies and interest rate swaps (“swaptions”) to manage and hedge interest rate risks within its portfolio and also to gain long or short exposure to the underlying instrument, index, currency or rate. A purchaser of a put option has the right, but not the obligation, to sell the underlying instrument at an agreed upon price (“strike price”) to the option seller. A purchaser of a call option has the right, but not the obligation, to purchase the underlying instrument at the strike price from the option seller. Swaptions and Eurodollar options are settled for cash.

Options Purchased — Premiums paid by the Fund for options purchased are included in the CSAL as an investment. The option is adjusted daily to reflect the current market value of the option and the change is recorded as Change in net unrealized appreciation/depreciation of investments in non-affiliates on the Statement of Operations. If the option is allowed to expire, the Fund will lose the entire premium it paid and record a realized loss for the premium amount. Premiums paid for options purchased which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) or cost basis of the security.

The Fund’s exchange traded option contracts are not subject to master netting arrangements.

The table below discloses the volume of the Fund’s options contracts activity during the six months ended April 30, 2014:

Exchange-Traded Options:
Average Number of Contracts Purchased	18
Ending Number of Contracts Purchased	—

D. Return Swaps on Commodities and Commodity Indices — The Fund uses return swaps on physical commodities, commodities futures and commodity futures indices to obtain long and short exposure to commodities markets. The value of a swap agreement is recorded at the beginning of the measurement period. Swaps on commodity futures and commodity indices values are based on the values of underlying commodity spot prices or futures contracts, using the last sale or closing price from the principal exchange on which the contract is traded. Under some circumstances, commodity futures exchanges may establish daily limits on the amount that the price of a commodity futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions. Change in swap values is recorded as change in net unrealized appreciation/ depreciation — swaps on the CSOP. Realized gain or loss is recorded upon termination of a swap and is based on the difference between the contract price and market price of the underlying instrument or when an offsetting position is entered into. Return swaps on commodity indices are subject to monthly resets. Realized gain or loss is recorded on reset date of the swap and is based on the difference between contract and market price of underlying instrument.

Upon entering into a swap, the Fund may be required to post an initial collateral amount (referred to as “Independent Amount”), as defined in the swap agreement. Independent Amounts are posted to segregated accounts at the Fund’s custodian. The Fund may be required to post or receive collateral based on the net value of the Fund’s outstanding swap contracts with the counterparty in the form of cash or securities. Daily movement of cash collateral is subject to minimum threshold amounts. Collateral posted by the Fund is held in a segregated account at the Fund’s custodian bank. Cash collateral posted by the Fund is invested in an affiliated money market fund (See Note 3.G.) and is reported on the CSAL as Investments in affiliates — restricted. Collateral received by the Fund is held in escrow in segregated accounts maintained by JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Fund, which provides collateral management services to the Fund (See Note 3.G.). These amounts are not reflected on the Fund’s CSAL and are disclosed in the table below.

18	J.P. MORGAN FUNDS	APRIL 30, 2014

The Fund’s swap contracts at net value and collateral posted or received by counterparty as of April 30, 2014 is as follows:

	Counterparty	Value of swap contracts	Collateral amount
Collateral Posted	Deutsche Bank AG, New York	$743,956	$2,698,220
Collateral Posted	Macquarie Bank Ltd.	3,914,772	3,380,000

Daily movement of collateral is subject to minimum threshold amounts.

The Fund may be subject to various risks from the use of swaps including: (i) the risk that changes in the value of the swap may not correlate perfectly with the underlying instrument; (ii) counterparty credit risk related to the failure, by the counterparty to an over the counter derivative, to perform under the terms of the contract; (iii) liquidity risk related to the lack of a liquid market for these contracts allowing the Fund to close out its position(s); and, (iv) documentation risk relating to disagreement over contract terms. Investing in certain derivatives, including return swaps, also results in a form of leverage and, as such, the Fund’s risk of loss associated with these instruments may exceed their value as recorded in the CSAL.

The Fund is party to various derivative contracts governed by International Swaps and Derivatives Association master agreements (“ISDA agreements”). The Fund’s ISDA agreements, which are separately negotiated with each dealer counterparty, may contain provisions allowing, absent other considerations, a counterparty to exercise rights, to the extent not otherwise waived, against the Fund in the event the Fund’s net assets decline over time by a pre-determined percentage or fall below a pre-determined floor. The ISDA agreements also contain provisions allowing, absent other conditions, the Funds to exercise rights, to the extent not otherwise waived, against the counterparty (i.e. decline in a counterparty’s credit rating below a specified level). Such rights for both the counterparty and Fund often include the ability to terminate (i.e. close out) open contracts at prices which may favor the counterparty, which could have an adverse effect on the Fund. The ISDA agreements give the Fund and counterparty the right, upon an event of default, to close out all transactions traded under such agreements and to net amounts owed or due across all transactions and offset such net payable or receivable with collateral posted to a segregated account by one party to the other.

The Fund’s activities in return swaps are concentrated with two counterparties. Counterparty credit risk may be mitigated to the extent a counterparty posts collateral for mark to market gains to the Fund.

The Fund’s swap contracts are subject to master netting arrangements.

The table below discloses the volume of the Fund’s swap activity during the six months ended April 30, 2014:

Return Swaps on Commodities:
Average Notional Balance Long	$111,597,960
Average Notional Balance Short	19,976,939
Ending Notional Balance Long	108,269,789
Ending Notional Balance Short	15,998,008

Return Swaps on Commodity Indices:
Average Notional Balance Long	$38,582,571
Average Notional Balance Short	1,360,000	(a)
Ending Notional Balance Long	39,713,000
Ending Notional Balance Short	—

(a)	For the period ended October 31, 2013.

E. Summary of Derivative Information — The following table presents the Fund's gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and net of any related collateral received or posted by the Fund as of April 30, 2014:

	Gross Amount of Derivative Assets Presented in the CSAL (a)		Derivatives Available for Offset	Collateral Received	Net Amount Due From Counterparty (not less than zero)
Deutsche Bank AG, New York	$1,264,129		$(520,173)	$—	$743,956
Macquarie Bank Ltd.	4,656,575		(741,803)	—	3,914,772
Exchange Traded Futures Contracts (b)	78,693	(c)	—	—	78,693

Total	$5,999,397		$(1,261,976)	$—	$4,737,421

APRIL 30, 2014	J.P. MORGAN FUNDS	19

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF APRIL 30, 2014 (Unaudited) (continued)

	Gross Amount of Derivative Liabilities Presented in the CSAL (a)		Derivatives Available for Offset	Collateral Posted	Net Amount Due To Counterparty (not less than zero)
Deutsche Bank AG, New York	$520,173		$(520,173)	$—	$—
Macquarie Bank Ltd.	741,803		(741,803)	—	—
Exchange Traded Futures Contracts (b)	68,563	(c)	—	—

Total	$1,330,539		$(1,261,976)	$—	$—

(a)	For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities subject to master netting arrangements in the CSAL.
(b)	These derivatives are not subject to master netting arrangements.
(c)	This amount represents the cumulative appreciation (depreciation) of futures contracts as reported in the CSOI. The CSAL only reflect the current day variation margin receivable/payable to brokers for futures contracts.

F. Offering and Organizational Costs — Total offering costs of $223,717 paid in connection with the offering of shares of the Fund were amortized on a straight line basis over 12 months from the date the Fund commenced operations. Costs paid in connection with the organization of the Fund, if any, were recorded as an expense at the time it commenced operations.

G. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income, net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Fund first learns of the dividend.

H. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

I. Federal Income Taxes — The Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Fund’s tax positions for all open tax years and has determined that as of April 30, 2014, no liability for income tax is required in the Fund’s consolidated financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Fund’s Federal tax returns for the prior three fiscal years, or since inception if shorter, remain subject to examination by the Internal Revenue Service.

For Federal income tax purposes, taxable income of the Fund and the Subsidiary are separately calculated. The Subsidiary is classified as a controlled foreign corporation under the Code and its taxable income, including net gains, is included as ordinary income in the calculation of the Fund’s taxable income. Net losses of the Subsidiary are not deductible by the Fund either in the current period or carried forward to future periods.

J. Distributions to Shareholders — Distributions from net investment income are generally declared and paid quarterly and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, the Adviser, an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), supervises the investments of the Fund and the Subsidiary and for such services is paid a fee. The fee for services to the Fund is accrued daily and paid monthly at an annual rate of 0.85% of the Fund’s average daily net assets. The fee for services to the Subsidiary is accrued daily and paid monthly at an annual rate of 0.85% of the Subsidiary’s average daily net assets.

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fees — Pursuant to an Administration Agreement, the Administrator, an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Fund and the Subsidiary. In consideration of these services for the Fund, the Administrator receives a fee accrued daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended April 30, 2014, the effective annualized rate was 0.11% of the

20	J.P. MORGAN FUNDS	APRIL 30, 2014

Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements. In consideration for services rendered to the Subsidiary, the Administrator receives a fee accrued daily and paid monthly at an annualized rate of 0.10% of the average daily net assets of the Subsidiary.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMCB, a wholly-owned subsidiary of JPMorgan, serves as the Fund’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A and Class C Shares of the Fund in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Fund shall pay distribution fees, including payments to the Distributor, at annual rates of 0.25% and 0.75% of the average daily net assets of Class A and Class C Shares, respectively.

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended April 30, 2014, the Distributor did not retain any front-end sales charges or CDSC.

D. Shareholder Servicing Fees — The Trust, on behalf of the Fund, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. The Class R6 Shares do not participate in the Shareholder Servicing Agreement. For performing these services, the Distributor receives a fee that is accrued daily and paid monthly at an annual rate of 0.25% for Class A, Class C and Select Class Shares.

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Fund under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Fund and Subsidiary. For these services, the Fund and Subsidiary pay JPMCB transaction and asset based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Fund and the Subsidiary for custody and accounting services are included in Custodian and accounting fees in the CSOP. Payments to the custodian may be reduced by credits earned by the Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately in the CSOP.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the CSOP.

F. Waivers and Reimbursements — The Adviser, Administrator and Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent total annual operating expenses of the Fund, inclusive of the Subsidiary (excluding acquired fund fees and expenses, dividend expenses relating to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Fund’s average daily net assets as shown in the table below:

Class A	Class C	Class R6	Select Class
1.25%	1.75%	0.85%	1.00%

The expense limitation agreement was in effect for the six months ended April 30, 2014. The contractual expense limitation percentages in the table above are in place until at least February 28, 2015.

For the six months ended April 30, 2014, the Fund’s service providers waived fees and/or reimbursed expenses for the Fund as follows. None of these parties expect the Fund to repay any such waived fees and/or reimbursed expenses in future years.

Contractual Waivers
Investment Advisory	Administration	Shareholder Servicing	Total
$380,438	$52,213	$46,979	$479,630

Additionally, the Fund may invest in one or more money market funds advised by the Adviser or its affiliates. The Adviser, Administrator and Distributor, as shareholder servicing agent, waive and/or reimburse to the Fund in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Fund’s investment in such affiliated money market fund to the extent that the total waivers do not exceed the total fees charged by the Adviser, the Administrator or shareholder servicing agent. A portion of the waiver is voluntary.

Waivers resulting from investments in these money market funds for the six months ended April 30, 2014 were $19,553.

G. Collateral Management Fees — JPMCB provides derivatives collateral management services for the Fund. The amounts paid directly to JPMCB, if any, by the Fund for these services are included in Collateral management fees on the CSOP.

APRIL 30, 2014	J.P. MORGAN FUNDS	21

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF APRIL 30, 2014 (Unaudited) (continued)

H. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Fund for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Fund in accordance with Federal securities regulations. The Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the CSOP.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended April 30, 2014, the Fund may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Adviser.

The Fund may use related party broker-dealers. For the six months ended April 30, 2014, the Fund did not incur any brokerage commissions with broker-dealers affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Fund to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the six months ended April 30, 2014, there were no purchases or sales of long-term investments. Additionally, during the six months ended April 30, 2014, there were no purchases or sales of long-term U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities, including the Subsidiary, held at April 30, 2014 were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$127,104,417	$383	$131	$252

6. Borrowings

The Fund relies upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Fund to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Fund because the Fund and the series of JPMorgan Trust II are both investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Fund. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 10, 2014.

The Fund had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at April 30, 2014, or at any time during the six months then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the CSOP.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

In addition, as of April 30, 2014, the J.P. Morgan Investor Funds and JPMorgan SmartRetirement Funds, which are affiliated funds of funds, own in the aggregate, more than 10% of the net assets of the Fund as follows:

J.P. Morgan Investor Funds	JPMorgan SmartRetirement Funds
60.3%	19.7%

22	J.P. MORGAN FUNDS	APRIL 30, 2014

The Fund is also subject to counterparty credit risk, which is the risk that a counterparty fails to perform on agreements with the Fund such as swap contracts.

By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The derivatives and other investments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund.

Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased investment in fewer issuers may result in the Fund’s shares being more sensitive to economic results of those issuing the securities.

Derivatives, including commodity-linked notes, swap agreements, commodity options, futures and options on futures, may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than it would be if it had not used derivatives. Derivatives also expose the Fund to counterparty risk and to the credit risk of the derivative counterparty. Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets.

The Fund’s investment in commodity-linked derivative instruments may subject the Fund to greater volatility than investments in traditional securities, particularly if the instruments involve leverage. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

The Fund is subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. The ability of the issuers of debt to meet their obligations may be affected by the economic and political developments in a specific industry or region.

APRIL 30, 2014	J.P. MORGAN FUNDS	23

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, November 1, 2013, and continued to hold your shares at the end of the reporting period, April 30, 2014.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value November 1, 2013	Ending Account Value April 30, 2014	Expenses Paid During the Period*	Annualized Expense Ratio
Commodities Strategy Fund
Class A
Actual	$1,000.00	$1,088.00	$6.26	1.21%
Hypothetical	1,000.00	1,018.79	6.06	1.21
Class C
Actual	1,000.00	1,086.10	8.84	1.71
Hypothetical	1,000.00	1,016.31	8.55	1.71
Class R6
Actual	1,000.00	1,090.90	4.25	0.82
Hypothetical	1,000.00	1,020.73	4.11	0.82
Select Class
Actual	1,000.00	1,089.30	5.02	0.97
Hypothetical	1,000.00	1,019.98	4.86	0.97

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

24	J.P. MORGAN FUNDS	APRIL 30, 2014

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

The Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Fund’s website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Adviser. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase &
Co., 2014. All rights reserved. April 2014.

SAN-CSTRAT-414

J.P. Morgan Funds

Semi-Annual Report

April 30, 2014 (Unaudited)

JPMorgan Diversified Risk Fund

Investments in the Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of the Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Fund.

Prospective investors should refer to the Fund’s prospectus for a discussion of the Fund’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Fund, including management fees and other expenses. Please read it carefully before investing.

J.P. Morgan Funds

CEO’S LETTER

May 29,
2014 (Unaudited)

Dear Shareholder:

Broad
improvement in the global economy -- particularly in developed markets -- drove global equity prices to successive record highs during the six months ended April 30, 2014. While bond markets experienced periodic volatility, the concerted efforts of central banks to hold down interest rates and thus tamp down inflationary pressures ultimately helped bond prices to recover somewhat toward the end of the period. Globally, investors appeared to shrug off events that had rattled financial markets: the U.S. Federal Reserve’s (the “Fed”) decision to taper its asset purchasing; severe winter weather across large parts of the U.S.; the continuing political/military crisis in Ukraine; and broad concerns about the health of China’s economy.

In December, the Fed followed through on its stated policy direction and reduced its monthly purchases of U.S. Treasury bonds and mortgage-backed securities by $10 billion to $75 billion and further cut purchases to $55 billion by the end of April. The initial move in December set off a rally in U.S. equities that drove share prices to record highs by the end of calendar year 2013.

While U.S. economic indicators showed incremental improvement through the first half of the reporting period, a string of winter storms curbed economic activity and held down productivity to a larger extent than was generally known at the time. Subsequent data showed the U.S. economy shrank by 1% in the first three months of 2014, even as consumer spending on services had the largest increase in 14 years. Winter storms crimped profits at airlines, parcel delivery firms and homebuilders. Bond prices rebounded somewhat in 2014, as slower-than-expected domestic growth and instability in emerging markets lifted demand for fixed income securities. For the six months ended April 30, 2014, the Standard & Poor’s 500 Index returned 8.36%, while the Barclays U.S. Aggregate Index returned 1.74%.

In Europe, the crisis in Ukraine threatened to disrupt the economic stability that had returned during the second half of 2013. Though a direct military confrontation between Ukraine and Russia had largely been avoided, the imposition of economic sanctions against leading members of Russian President Vladimir Putin’s inner circle raised questions about Europe’s dependence on natural gas exports from Russia. At the end of the reporting period, European energy supplies remained intact. Moreover, the European Union’s continued economic recovery – marked by Ireland’s exit from the bloc’s bailout program – and healthy corporate profits, combined with mergers and acquisitions activity, helped to lift equity markets. Bond prices across Europe also gained as instability in emerging markets drove investors to seek yield elsewhere. In Japan, equity markets reached record highs and outperformed other developed markets at the end of calendar year 2013. However, investor enthusiasm for the policies of Prime Minister Shinzo Abe began to recede in 2014 as the Japanese economy showed signs of sputtering. An
April 1, 2014 increase in the national consumption tax further weakened investor sentiment amid concerns the tax hike would curb domestic demand. Exporters, particularly automakers, came under pressure on expectations that a strengthening yen may erase the comparative advantage they had enjoyed over the past year. The Morgan Stanley Capital International Europe, Australasia, Far East Index (net of foreign withholding taxes) returned 4.44% for the six-month period.

China and Emerging Markets

Emerging market volatility
continued throughout the six-month period. The Fed’s decision in December to taper off asset purchases sparked a sell-off across emerging markets that drove volatility in emerging market currencies. Disappointing economic data from China, combined with the first default in the Chinese bond market, again raised concerns about the potential for a sharp slowdown in growth. Demand from China is a major driver of emerging market exports and a slower growth in the Chinese economy would have an outsized impact on emerging market economies. Elsewhere, a currency crisis in Argentina and political uncertainty surrounding election cycles in select emerging markets also weighed on financial markets. The Morgan Stanley Capital
International Emerging Markets Index (net of foreign withholdings taxes) returned -2.98% for the six-month period. Despite the headwinds facing emerging markets, the Barclays Emerging Markets USD Aggregate Index returned 3.00%, which illustrates the extent to which investors were willing to take on risk in their search for extra yield.

1

Central bank policies in the U.S. and Europe are beginning to diverge, with the Fed moving toward a more normalized economy and the European Central Bank committed to intervention and guarding against the threat of price deflation. The trajectory of Japan’s economy is uncertain and emerging markets remain vulnerable to shocks from developments in
China, changes in investor sentiment and domestic political turmoil. This backdrop reinforces the wisdom of maintaining a long-term view of your investment portfolio and the benefits derived from diversified holdings.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management J.P. Morgan Asset Management

2

JPMorgan Diversified Risk Fund

FUND SUMMARY

SIX MONTHS
ENDED APRIL 30, 2014 (Unaudited)

Reporting Period Return:

Fund (Select Class Shares)*

3.27
%

BofA Merrill Lynch 3-Month U.S. Treasury Bill Index

0.03
%

Diversifed Risk Composite Benchmark

3.17
%

Net Assets as of 4/30/2014

$
10,793,833

Investment objective** and strategies

The Fund seeks to provide total return. The Fund will seek to achieve its investment objective by allocating assets using a risk-parity approach. In determining portfolio construction, J.P. Morgan Investment Management Inc., the Fund’s investment adviser (the Adviser), has identified a set of market- driven investment return sources that have a low correlation to each other and unique risk and return profiles (each a “return factor”). The Adviser believes that, in general, a portfolio’s market-driven returns are attributable to the individual contributions of various return factors. By employing a return factor-based approach, the Adviser believes it can identify the desired return factors and construct a portfolio to “diversify the risk” to which the Fund is exposed while also providing enhanced risk-adjusted returns relative to a conventional asset allocation strategy. The Advisor will seek to capture these market-driven investment contributions by using a proprietary investment model to allocate assets to alternative and traditional investment strategies in order to gain targeted investment exposure to each of these selected return factors.

RISK ALLOCATION AS OF 04/30/14

Asset Class / Strategy

% of Risk Allocation ***

Convertible Bonds

11.10

%

Equity Market Neutral [1]

23.49

Equity Long

14.08

Event Driven [2]

8.80

Commodities / Currencies

11.39

Relative Value Fixed Income / Credit [3]

24.90

Real Estate Investment Trusts

6.24

TOP TEN LONG HOLDINGS OF THE PORTFOLIO (a)

1

SPDR Barclays High Yield Bond ETF

5.7

%

2

iShares JPMorgan USD Emerging Markets Bond Fund

4.2

3

SPDR Dow Jones Global Real Estate ETF

4.2

4

Foster Wheeler AG

0.7

5

Beam, Inc.

0.6

6

AMCOL International Corp.

0.6

7

ArthroCare Corp.

0.6

8

Aurora Oil & Gas Ltd.

0.6

9

Scania AB

0.6

10

UNS Energy Corp.

0.6

TOP TEN SHORT HOLDINGS OF THE PORTFOLIO (a)

1

Sumitomo Realty & Development Co., Ltd. (Japan)

-0.4

%

2

Fast Retailing Co., Ltd. (Japan)

-0.3

3

Mitsui Fudosan Co., Ltd. (Japan)

-0.3

4

Goodrich Petroleum Corp.

-0.2

5

WPX Energy, Inc.

-0.2

6

JB Hunt Transport Services, Inc.

-0.2

7

Mitsubishi Estate Co., Ltd., (Japan)

-0.2

8

Eramet, (France)

-0.2

9

Zillow, Inc.

-0.2

10

Clean Harbors, Inc.

-0.2

3

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

**
The Adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

***
Risk allocations are calculated as the standard deviation (volatility of an asset class) divided by the overall volatility of the Fund. Risk, as measured by standard deviation, shows how widely a set of values varies from the mean. It is a historical measure of the volatility of returns earned by the Fund. The percentages above represent the current risk allocation based on the Fund’s holdings as of April 30, 2014 and are not representative of the targeted equal risk allocation across asset classes over the long-term. Holdings and allocations may vary over time.

1
Equity Market Neutral strategies involve simultaneous investing in equities (i.e. investing long) that the Adviser expects to increase in value and selling equities (i.e. selling short) that the Adviser expects to decrease in value.

2
Event Driven strategies seek to profit from investing in securities of companies on the basis that a specific event or catalyst will affect future pricing.

3
Relative Value Fixed Income and Credit strategies seek to profit from exploiting mispricing of various fixed income or interest rate sensitive securities or developed and emerging market currencies which may be driven by market or macroeconomic factors.

(a)
Percentages indicated are based upon total investments plus the current value of the total net long and short positions within each Total Return Basket Swap as of April 30, 2014. The Fund’s portfolio composition is subject to change.

4

JPMorgan Diversified Risk Fund (Unaudited)

FUND SUMMARY (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2014

INCEPTION DATE OF CLASS

6 MONTH*

1 YEAR

SINCE INCEPTION

CLASS A SHARES

2/12/13

Without Sales Charge

3.11%

3.84%

6.22%

With Sales Charge**

(1.55)

(0.82)

2.24

CLASS C SHARES

2/12/13

Without CDSC

2.86

3.39

5.73

With CDSC***

1.86

2.39

5.73

CLASS R6 SHARES

2/12/13

3.29

4.22

6.60

SELECT CLASS SHARES

2/12/13

3.27

4.13

6.52

* Not annualized.

** Sales Charge for Class A Shares is
4.50%.

*** Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

5

JPMorgan Diversified Risk Fund (Unaudited)

The Fund commenced operations on February 12, 2013.

The
graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Diversified Risk Fund, the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index and the Diversified Risk Composite Benchmark from
February 12, 2013 to April 30, 2014. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the BofA Merrill Lynch 3-Month U.S.
Treasury Bill Index and the Diversified Risk Composite Benchmark does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond, 3 months from the rebalancing date. The Diversified Risk Composite Benchmark is a composite benchmark of unmanaged indexes that correspond to the
Fund’s expected volatility profile and consists of the JPMorgan Global Government Bond Index hedged to US dollars (70%) and the MSCI World Index hedged to US dollars (net of foreign withholding taxes) (30%). The JPMorgan Global Government
Bond Index hedged to US dollars is an unmanaged index representative of the total return performance in U.S. dollars on a hedged basis of major world bond markets. The MSCI World Index (net of foreign withholding taxes) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. Investors cannot invest directly in an index.
Select Class Shares have a $1,000,000 minimum initial investment.

Subsequent to its inception, the Fund has not experienced any shareholder activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6

JPMorgan Diversified Risk Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2014 (Unaudited)

(Amounts in U.S. Dollars, unless otherwise noted)

SHARES	SECURITY DESCRIPTION	VALUE
Common Stocks — 13.1%
	Consumer Discretionary — 2.0%
	Hotels, Restaurants & Leisure — 0.1%
1,301	Morgans Hotel Group Co. (a) (m)	9,758

	Leisure Products — 0.2%
1,572	MEGA Brands, Inc., (Canada) (a) (m)	25,443

	Media — 0.2%
115	Time Warner Cable, Inc. (m)	16,268

	Multiline Retail — 0.6%
15,850	David Jones Ltd., (Australia) (m)	58,064

	Specialty Retail — 0.9%
864	Jos. A. Bank Clothiers, Inc. (a) (m)	55,771
2,110	Zale Corp. (a) (m)	45,133

		100,904

	Total Consumer Discretionary	210,437

	Consumer Staples — 1.3%
	Beverages — 0.6%
772	Beam, Inc. (m)	64,439

	Food & Staples Retailing — 0.4%
7,000	Olam International Ltd., (Singapore) (m)	12,491
820	Safeway, Inc. (m)	27,929

		40,420

	Food Products — 0.3%
2,840	Campofrio Food Group S.A., (Spain) (a) (m)	27,187
15,767	Goodman Fielder Ltd., (Australia) (m)	9,887

		37,074

	Total Consumer Staples	141,933

	Energy — 0.6%
	Oil, Gas & Consumable Fuels — 0.6%
16,376	Aurora Oil & Gas Ltd., (Australia) (a) (m)	62,223

	Financials — 1.5%
	Banks — 0.5%
3,500	Wing Hang Bank Ltd., (Hong Kong) (m)	56,340

	Capital Markets — 0.1%
1,037	SWS Group, Inc. (a) (m)	7,684

	Consumer Finance — 0.2%
2,195	DFC Global Corp. (a) (m)	20,457

	Real Estate Management & Development — 0.7%
33,000	CapitaMalls Asia Ltd., (Singapore) (m)	58,149

SHARES	SECURITY DESCRIPTION	VALUE

	Real Estate Management & Development — Continued
18,000	New World China Land Ltd., (Hong Kong) (m)	14,943

		73,092

	Total Financials	157,573

	Health Care — 1.3%
	Health Care Equipment & Supplies — 0.6%
1,318	ArthroCare Corp. (a) (m)	63,962

	Life Sciences Tools & Services — 0.7%
402	Furiex Pharmaceuticals, Inc. (a) (m)	41,555
3,465	Nordion, Inc., (Canada) (a) (m)	40,124

		81,679

	Total Health Care	145,641

	Industrials — 1.2%
	Construction & Engineering — 0.7%
2,119	Foster Wheeler AG, (Switzerland) (a) (m)	72,640

	Machinery — 0.5%
1,924	Scania AB, (Sweden), Class B (m)	58,617

	Total Industrials	131,257

	Information Technology — 2.0%
	Communications Equipment — 0.2%
1,376	Riverbed Technology, Inc. (a) (m)	26,763

	Electronic Equipment, Instruments & Components — 0.1%
700	Tomen Electronics Corp., (Japan) (m)	11,217

	Internet Software & Services — 0.2%
1,221	Vocus, Inc. (a) (m)	21,954

	Semiconductors & Semiconductor Equipment — 0.9%
5,208	LSI Corp. (m)	58,017
658	Montage Technology Group Ltd., (China) (a) (m)	13,680
1,611	RDA Microelectronics, Inc., (China), ADR (m)	27,177

		98,874

	Software — 0.6%
1,405	AutoNavi Holdings Ltd., (China), ADR (a) (m)	29,055
2,632	Giant Interactive Group, Inc., (China), ADR (m)	30,926

		59,981

	Total Information Technology	218,789

	Materials — 2.0%
	Chemicals — 0.5%
8,484	AZ Electronic Materials S.A., (Luxembourg) (m)	57,751

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

7

JPMorgan Diversified Risk Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2014 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

SHARES	SECURITY DESCRIPTION	VALUE
Common Stocks — continued

	Construction Materials — 0.5%
106,000	TCC International Holdings Ltd., (Hong Kong) (m)	51,987

	Metals & Mining — 0.6%
1,399	AMCOL International Corp. (m)	64,144

	Paper & Forest Products — 0.4%
12,938	Ainsworth Lumber Co. Ltd., (Canada) (a) (m)	44,384

	Total Materials	218,266

	Telecommunication Services — 0.1%
	Wireless Telecommunication Services — 0.1%
3,314	Leap Wireless (a) (i)	8,351

	Utilities — 1.1%
	Electric Utilities — 1.1%
2,077	Pepco Holdings, Inc. (m)	55,581
969	UNS Energy Corp. (m)	58,198

	Total Utilities	113,779

	Total Common Stocks (Cost $1,381,491)	1,408,249

Exchange Traded Funds — 13.6%

	Fixed Income — 9.5%
3,904	iShares JPMorgan USD Emerging Markets Bond Fund (m)	437,912
14,329	SPDR Barclays High Yield Bond ETF (m)	592,504

	Total Fixed Income	1,030,416

	U.S. Equity — 4.1%
9,691	SPDR Dow Jones Global Real Estate ETF (m)	437,839

	Total Exchange Traded Funds (Cost $1,464,815)	1,468,255

Preferred Stocks — 1.4%

	Financials — 0.8%
	Banks — 0.5%
25	Bank of America Corp., Series L, 7.250%	28,456
24	Wells Fargo & Co., 7.500%	28,680

		57,136

	Insurance — 0.1%
250	MetLife, Inc., 5.000%, 08/10/14	7,613

	Real Estate Investment Trusts (REITs) — 0.2%
70	Crown Castle International Corp., 4.500%, 11/01/16	6,989
150	Health Care REIT, Inc., Series I, 6.500%	8,602

SHARES	SECURITY DESCRIPTION	VALUE

	Real Estate Investment Trusts (REITs) — continued
99	Weyerhaeuser Co., Series A, 6.375%, 07/01/16	5,543

		21,134

	Total Financials	85,883

	Materials — 0.2%
	Metals & Mining — 0.2%
1,105	ArcelorMittal, (Luxembourg), 6.000%, 01/15/16	26,619

	Utilities — 0.4%
	Electric Utilities — 0.3%
144	NextEra Energy, Inc., 5.799%, 09/01/16	8,171
380	NextEra Energy, Inc., 5.889%, 09/01/15	24,278

		32,449

	Multi-Utilities — 0.1%
58	Dominion Resources, Inc., Series A, 6.125%, 04/01/16	3,400
58	Dominion Resources, Inc., Series B, 6.000%, 07/01/16	3,410

		6,810

	Total Utilities	39,259

	Total Preferred Stocks (Cost $144,912)	151,761

PRINCIPAL/ UNIT AMOUNT
Convertible Bonds — 10.3%

	Consumer Discretionary — 1.9%
	Auto Components — 0.0% (g)
EUR 62	Faurecia, (France), Series EO, Reg. S, 3.250%, 01/01/18	2,958

	Automobiles — 0.1%
6,000	Tesla Motors, Inc., 0.250%, 03/01/19	5,557

	Hotels, Restaurants & Leisure — 0.5%
EUR 965	Club Mediterranee S.A., (France), Series CU, 6.110%, 11/01/15	26,313
5,000	MGM Resorts International, 4.250%, 04/15/15	7,134
EUR 181	TUI AG, (Germany), Reg. S, 2.750%, 03/24/16	17,801

		51,248

	Household Durables — 0.5%
4,000	Jarden Corp., 1.875%, 09/15/18	5,420
7,000	KB Home, 1.375%, 02/01/19	6,895
12,000	Lennar Corp., 3.250%, 11/15/21 (e)	20,835
6,000	Meritage Homes Corp., 1.875%, 09/15/32	6,184

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

8

JPMorgan Diversified Risk Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2014 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

PRINCIPAL/ UNIT AMOUNT		SECURITY DESCRIPTION	VALUE
Convertible Bonds — continued

		Household Durables — continued
	12,000	Standard Pacific Corp., 1.250%, 08/01/32	14,400

			53,734

		Internet & Catalog Retail — 0.4%
		Priceline Group, Inc. (The),
	17,000	0.350%, 06/15/20 (e)	20,166
	17,000	1.000%, 03/15/18	23,768

			43,934

		Media — 0.4%
		Liberty Interactive LLC,
	22,000	0.750%, 03/30/43	28,463
	6,000	1.000%, 09/30/43 (e)	6,292
	6,000	Liberty Media Corp., 1.375%, 10/15/23 (e)	5,790

			40,545

		Textiles, Apparel & Luxury Goods — 0.0% (g)
	3,000	Iconix Brand Group, Inc., 1.500%, 03/15/18	4,350

		Total Consumer Discretionary	202,326

		Consumer Staples — 0.2%
		Beverages — 0.1%
JPY	1,000,000	Asahi Group Holdings Ltd., (Japan), Zero Coupon, 05/26/28	13,437

		Food & Staples Retailing — 0.1%
EUR	36	Rallye S.A., (France), Series COFP, 1.000%, 10/02/20	5,738

		Total Consumer Staples	19,175

		Energy — 0.6%
		Energy Equipment & Services — 0.3%
	7,000	Hornbeck Offshore Services, Inc., 1.500%, 09/01/19	7,971
EUR	151	Technip S.A., (France), Series TEC, Reg. S, 0.250%, 01/01/17	22,384

			30,355

		Oil, Gas & Consumable Fuels — 0.3%
	11,000	Chesapeake Energy Corp., 2.500%, 05/15/37	11,316
	14,000	Cobalt International Energy, Inc., 2.625%, 12/01/19	13,151
	19,000	Peabody Energy Corp., 4.750%, 12/15/41	15,046

			39,513

		Total Energy	69,868

		Financials — 2.4%
		Capital Markets — 0.5%
		Ares Capital Corp.,
	26,000	4.750%, 01/15/18	27,787
	13,000	4.875%, 03/15/17	13,845

PRINCIPAL/ UNIT AMOUNT		SECURITY DESCRIPTION	VALUE

		Capital Markets — continued
	10,000	Prospect Capital Corp., 5.875%, 01/15/19	10,550

			52,182

		Consumer Finance — 0.2%
	5,000	Encore Capital Group, Inc., 3.000%, 07/01/20 (e)	5,578
	18,000	Portfolio Recovery Associates, Inc., 3.000%, 08/01/20 (e)	21,128

			26,706

		Diversified Financial Services — 0.3%
EUR	121	Misarte, (France), Series PP, 3.250%, 01/01/16	29,853

		Insurance — 0.3%
EUR	78	AXA S.A., (France), 3.750%, 01/01/17	29,936
CHF	5,000	Swiss Life Holding AG, (Liechtenstein)12/02/20	6,635

			36,571

		Real Estate Investment Trusts (REITs) — 1.1%
	10,000	American Realty Capital Properties, Inc., 3.000%, 08/01/18	10,350
	7,000	Annaly Capital Management, Inc., 5.000%, 05/15/15	7,197
	19,000	Extra Space Storage LP, 2.375%, 07/01/33 (e)	20,401
EUR	72	Fonciere Des Regions, (France), 0.875%, 04/01/19	8,823
	5,000	Health Care REIT, Inc., 3.000%, 12/01/29	6,166
	17,000	ProLogis LP, 3.250%, 03/15/15	19,359
	5,000	Redwood Trust, Inc., 4.625%, 04/15/18	5,394
	10,000	Starwood Property Trust, Inc., 4.550%, 03/01/18	11,512
EUR	81	Unibail-Rodamco SE, (France), Series ULFP, Reg. S, 0.750%, 01/01/18	28,332

			117,534

		Total Financials	262,846

		Health Care — 1.1%
		Biotechnology — 0.4%
		BioMarin Pharmaceutical, Inc.,
	3,000	0.750%, 10/15/18	3,073
	3,000	1.500%, 10/15/20	3,090
		Cubist Pharmaceuticals, Inc.,
	3,000	1.125%, 09/01/18 (e)	3,418
	3,000	1.875%, 09/01/20 (e)	3,467
	6,000	Gilead Sciences, Inc., Series D, 1.625%, 05/01/16	20,704
	2,000	Incyte Corp., Ltd., 0.375%, 11/15/18 (e)	2,434

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

9

JPMorgan Diversified Risk Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2014 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

PRINCIPAL/ UNIT AMOUNT		SECURITY DESCRIPTION	VALUE
Convertible Bonds — continued

		Biotechnology — continued
	5,000	Medivation, Inc., 2.625%, 04/01/17	6,856

			43,042

		Health Care Equipment & Supplies — 0.1%
		Hologic, Inc.,
	6,000	Series 2012, SUB, 2.000%, 03/01/42	6,176
	4,000	Series 2010, SUB, 2.000%, 12/15/37	4,503
	3,000	Wright Medical Group, Inc., 2.000%, 08/15/17	3,733

			14,412

		Health Care Providers & Services — 0.3%
EUR	193	Orpea, (France), Series ORP, 1.750%, 01/01/20	16,261
	10,000	WellPoint, Inc., 2.750%, 10/15/42	14,625

			30,886

		Life Sciences Tools & Services — 0.1%
	5,000	Illumina, Inc., 0.250%, 03/15/16 (e)	8,494

		Pharmaceuticals — 0.2%
	14,000	Teva Pharmaceutical Finance Co. LLC, Series C, 0.250%, 02/01/26	17,124

		Total Health Care	113,958

		Industrials — 0.7%
		Airlines — 0.2%
EUR	1,478	Air France-KLM, (France), 2.030%, 02/15/23	26,499

		Machinery — 0.3%
	2,000	Navistar International Corp., 4.750%, 04/15/19 (e)	2,080
CHF	25,000	Schindler Holding AG, (Switzerland), Series ALSN, Reg. S, 0.375%, 06/05/17	29,258

			31,338

		Trading Companies & Distributors — 0.2%
	15,000	Air Lease Corp., 3.875%, 12/01/18	21,722

		Total Industrials	79,559

		Information Technology — 3.1%
		Communications Equipment — 0.2%
	7,000	Finisar Corp., 0.500%, 12/15/33 (e)	8,011
	13,000	JDS Uniphase Corp., 0.625%, 08/15/33 (e)	13,479

			21,490

		Internet Software & Services — 0.7%
	22,000	Akamai Technologies, Inc., Zero Coupon, 02/15/19 (e)	21,285
	5,000	SINA Corp., (Cayman Islands), 1.000%, 12/01/18 (e)	4,528
	7,000	VeriSign, Inc., 3.250%, 08/15/37	10,325
	4,000	Web.com Group, Inc., 1.000%, 08/15/18	4,473

PRINCIPAL/ UNIT AMOUNT		SECURITY DESCRIPTION	VALUE

		Internet Software & Services — continued
	26,000	Yahoo!, Inc., Zero Coupon, 12/01/18 (e)	26,601
	8,000	Yandex N.V., (Netherlands), 1.125%, 12/15/18 (e)	6,955

			74,167

		IT Services — 0.1%
EUR	60	Cap Gemini S.A., (France), Series CAP, Zero Coupon, 01/01/19	6,295

		Semiconductors & Semiconductor Equipment — 1.6%
		Intel Corp.,
	26,000	2.950%, 12/15/35	30,875
	23,000	3.250%, 08/01/39	32,358
		Lam Research Corp.,
	24,000	0.500%, 05/15/16	27,945
	8,000	1.250%, 05/15/18	10,205
	6,000	Microchip Technology, Inc., 2.125%, 12/15/37	11,081
	26,000	Micron Technology, Inc., 3.000%, 11/15/43	29,998
	13,000	NVIDIA Corp., 1.000%, 12/01/18 (e)	14,641
	10,000	SunEdison, Inc., 2.000%, 10/01/18 (e)	14,931
	4,000	Xilinx, Inc., 2.625%, 06/15/17	6,610

			178,644

		Software — 0.3%
	3,000	Concur Technologies, Inc., 0.500%, 06/15/18 (e)	3,204
	5,000	Electronic Arts, Inc., 0.750%, 07/15/16	5,687
	4,000	NetSuite, Inc., 0.250%, 06/01/18 (e)	4,103
	12,000	Salesforce.com, Inc., 0.250%, 04/01/18	13,170
	3,000	ServiceNow, Inc., Zero Coupon, 11/01/18 (e)	3,004

			29,168

		Technology Hardware, Storage & Peripherals — 0.2%
	20,000	SanDisk Corp., 0.500%, 10/15/20 (e)	22,675

		Total Information Technology	332,439

		Materials — 0.3%
		Metals & Mining — 0.3%
	12,000	Newmont Mining Corp., Series A, 1.250%, 07/15/14	12,015
	18,000	Royal Gold, Inc., 2.875%, 06/15/19	18,551
	4,000	RTI International Metals, Inc., 1.625%, 10/15/19	4,023

		Total Materials	34,589

		Total Convertible Bonds (Cost $1,037,589)	1,114,760

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

10

JPMorgan Diversified Risk Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2014 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

SHARES	SECURITY DESCRIPTION	VALUE
Short-Term Investment — 48.2%

	Investment Company — 48.2%
5,201,445	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.010% (b) (l) (m) (Cost $5,201,445)	5,201,445

	Total Investments — 86.6% (Cost $9,230,252)	9,344,470
	Other Assets in Excess of Liabilities — 13.4%	1,449,363

	NET ASSETS — 100.0%	$10,793,833

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 04/30/14	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
17	10 Year Australian Government Bond	06/16/14	1,846,057	31,845
3	10 Year Canadian Government Bond	06/19/14	358,451	4,563
12	U.S. Long Bond	06/19/14	1,619,250	34,007
6	Long Gilt	06/26/14	1,117,687	14,762
	Short Futures Outstanding
(1)	OMXS30 Index	05/16/14	(20,909)	(535)
(4)	Euro Bund	06/06/14	(802,110)	(9,272)
(11)	10 Year Japanese Government Bond	06/10/14	(1,559,163)	(1,804)
(1)	E-mini S&P 500	06/20/14	(93,895)	(862)
				72,704

Forward Foreign Currency Exchange Contracts
CONTRACTS TO BUY	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE		VALUE AT 04/30/14		NET UNREALIZED APPRECIATION (DEPRECIATION)
8,176	EUR
6,758	for GBP	Union Bank of Switzerland AG	05/13/14	11,409	#	11,343	#	(66)
6,310	GBP
7,679	for EUR	Citibank, N.A.	05/13/14	10,653	#	10,652	#	(1)
2,584,337	NOK
43,328,741	for JPY	Goldman Sachs International	05/13/14	423,846	#	434,570	#	10,724
127,987	NZD
119,915	for AUD	Union Bank of Switzerland AG	05/13/14	111,316	#	110,260	#	(1,056)
208,960	NZD
1,166,622	for SEK	Union Bank of Switzerland AG	05/13/14	179,378	#	180,018	#	640
40,000	AUD	Barclays Bank plc	05/13/14	35,733		37,132		1,399
44,326	AUD	BNP Paribas	05/13/14	39,736		41,147		1,411
29,729	AUD	HSBC Bank, N.A.	05/13/14	26,495		27,598		1,103
294,951	AUD	Union Bank of Switzerland AG	05/13/14	271,044		273,800		2,756
177,303	BRL	HSBC Bank, N.A. †	05/13/14	72,121		79,241		7,120

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

11

JPMorgan Diversified Risk Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2014 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

CONTRACTS TO BUY	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT 04/30/14	NET UNREALIZED APPRECIATION (DEPRECIATION)
45,120	BRL	Union Bank of Switzerland AG †	05/13/14	18,934	20,165	1,231
26,333	CAD	BNP Paribas	05/13/14	23,468	24,019	551
259,441	CAD	Deutsche Bank AG	05/13/14	234,230	236,644	2,414
276,596	CAD	Union Bank of Switzerland AG	05/13/14	250,040	252,292	2,252
70,834	CAD	Westpac Banking Corp.	05/13/14	62,972	64,610	1,638
162,580,649	COP	HSBC Bank, N.A. †	05/13/14	82,403	83,865	1,462
301,331	CZK	Credit Suisse International	05/13/14	14,807	15,228	421
1,571,116	CZK	Union Bank of Switzerland AG	05/13/14	79,250	79,395	145
219,766	EUR	Barclays Bank plc	05/13/14	297,300	304,888	7,588
64,639	EUR	Credit Suisse International	05/13/14	88,145	89,675	1,530
144,737	EUR	Union Bank of Switzerland AG	05/13/14	199,339	200,797	1,458
90,537	EUR	Westpac Banking Corp.	05/13/14	125,053	125,604	551
6,867	EUR	Citibank, N.A.	08/13/14	9,515	9,525	10
6,710	GBP	BNP Paribas	05/13/14	11,063	11,328	265
6,766	GBP	Deutsche Bank AG	05/13/14	11,221	11,423	202
55,386	GBP	Royal Bank of Canada	05/13/14	90,183	93,505	3,322
51,475	GBP	Union Bank of Switzerland AG	05/13/14	86,133	86,903	770
982,446	HKD	Goldman Sachs International	05/13/14	126,722	126,722	– (h)
205,720	HKD	Union Bank of Switzerland AG	05/13/14	26,528	26,535	7
478,800	HKD	Westpac Banking Corp.	05/13/14	61,748	61,759	11
1,807,676,560	IDR	Deutsche Bank AG †	05/13/14	154,082	156,472	2,390
74,133	ILS	Credit Suisse International	05/13/14	21,001	21,420	419
6,106,141	INR	Deutsche Bank AG †	05/13/14	97,323	101,251	3,928
1,233,008	JPY	Credit Suisse International	05/13/14	12,010	12,061	51
27,489,570	JPY	Deutsche Bank AG	05/13/14	271,730	268,905	(2,825)
2,153,361	JPY	Goldman Sachs International	05/13/14	21,199	21,064	(135)
1,264,000	JPY	HSBC Bank, N.A.	05/13/14	12,454	12,365	(89)
3,131,512	JPY	Union Bank of Switzerland AG	05/13/14	30,559	30,633	74
203,369	JPY	Union Bank of Switzerland AG	08/13/14	1,983	1,991	8
197,320	MYR	HSBC Bank, N.A. †	05/14/14	59,830	60,458	628
341,366	NOK	HSBC Bank, N.A.	05/13/14	57,084	57,403	319
1,516,278	NOK	Union Bank of Switzerland AG	05/13/14	253,638	254,970	1,332
187,527	NZD	Barclays Bank plc	05/13/14	152,984	161,553	8,569
96,341	NZD	Deutsche Bank AG	05/13/14	77,748	82,997	5,249
3,451,045	PHP	Deutsche Bank AG †	05/13/14	75,614	77,583	1,969
185,866	PLN	Union Bank of Switzerland AG	05/13/14	60,871	61,346	475
456,873	RON	Credit Suisse International	05/13/14	136,043	142,791	6,748
5,418,073	RUB	Deutsche Bank AG †	05/13/14	149,381	151,599	2,218
2,853,529	RUB	Deutsche Bank AG †	08/13/14	77,806	77,756	(50)
1,247,188	SEK	Deutsche Bank AG	05/13/14	193,151	191,766	(1,385)
71,469	SEK	Westpac Banking Corp.	05/13/14	10,951	10,989	38
185,997	TRY	State Street Corp.	05/13/14	81,484	87,821	6,337
42,597	TRY	Union Bank of Switzerland AG	05/13/14	18,781	20,113	1,332
574,210	TWD	Deutsche Bank AG †	05/13/14	18,989	19,036	47
852,964	ZAR	Union Bank of Switzerland AG	05/13/14	78,169	80,934	2,765
				5,205,650	5,295,920	90,270

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

12

JPMorgan Diversified Risk Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2014 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

CONTRACTS TO SELL	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT 04/30/14	NET UNREALIZED APPRECIATION (DEPRECIATION)
22,978	AUD	Barclays Bank plc	05/13/14	20,787	21,331	(544)
88,095	AUD	Deutsche Bank AG	05/13/14	77,054	81,777	(4,723)
13,697	AUD	Goldman Sachs International	05/13/14	12,766	12,715	51
36,263	AUD	HSBC Bank, N.A.	05/13/14	34,116	33,663	453
24,710	AUD	Morgan Stanley	05/13/14	22,605	22,939	(334)
50,490	AUD	Societe Generale	05/13/14	45,290	46,870	(1,580)
185,002	AUD	Union Bank of Switzerland AG	05/13/14	166,283	171,735	(5,452)
226,603	AUD	Westpac Banking Corp.	05/13/14	201,662	210,354	(8,692)
25,914	AUD	BNP Paribas	08/13/14	23,901	23,897	4
35,699	BRL	Union Bank of Switzerland AG †	05/13/14	14,337	15,955	(1,618)
274,210	CAD	Deutsche Bank AG	05/13/14	246,804	250,115	(3,311)
26,131	CAD	Goldman Sachs International	05/13/14	23,559	23,835	(276)
11,840	CAD	Morgan Stanley	05/13/14	10,754	10,799	(45)
439,810	CAD	Societe Generale	05/13/14	396,341	401,162	(4,821)
23,065	CAD	Union Bank of Switzerland AG	05/13/14	20,979	21,039	(60)
28,124	CAD	Westpac Banking Corp.	05/13/14	25,359	25,652	(293)
18,448	CHF	Barclays Bank plc	05/13/14	20,604	20,963	(359)
5,473	CHF	BNP Paribas	05/13/14	6,100	6,218	(118)
36,238	CHF	Union Bank of Switzerland AG	05/13/14	40,126	41,179	(1,053)
162,580,649	COP	Union Bank of Switzerland AG †	05/13/14	78,816	83,865	(5,049)
1,511,543	CZK	State Street Corp.	05/13/14	74,322	76,385	(2,063)
1,932,020	CZK	Union Bank of Switzerland AG	05/13/14	97,448	97,679	(231)
420,116	EUR	Barclays Bank plc	05/13/14	568,333	582,839	(14,506)
19,151	EUR	BNP Paribas	05/13/14	26,384	26,569	(185)
96,035	EUR	Credit Suisse International	05/13/14	129,862	133,232	(3,370)
358,662	EUR	Deutsche Bank AG	05/13/14	494,555	497,582	(3,027)
25,342	EUR	Goldman Sachs International	05/13/14	34,386	35,158	(772)
22,499	EUR	Royal Bank of Canada	05/13/14	30,811	31,214	(403)
5,084	EUR	Union Bank of Switzerland AG	05/13/14	7,010	7,053	(43)
24,805	GBP	BNP Paribas	05/13/14	41,316	41,878	(562)
7,590	GBP	Credit Suisse International	05/13/14	12,536	12,814	(278)
6,300	GBP	Goldman Sachs International	05/13/14	10,545	10,636	(91)
140,946	GBP	Royal Bank of Canada	05/13/14	229,498	237,953	(8,455)
8,500	GBP	Societe Generale	05/13/14	13,872	14,350	(478)
166,382	GBP	Union Bank of Switzerland AG	05/13/14	276,809	280,895	(4,086)
78,081	HKD	Barclays Bank plc	05/13/14	10,063	10,072	(9)
1,416,420	HKD	Goldman Sachs International	05/13/14	182,696	182,724	(28)
1,154,911	HKD	Societe Generale	05/13/14	148,875	148,968	(93)
900,362,213	IDR	Deutsche Bank AG †	05/13/14	75,859	77,935	(2,076)
350,120	ILS	Union Bank of Switzerland AG	05/13/14	99,103	101,163	(2,060)
1,187,463	INR	Union Bank of Switzerland AG †	05/13/14	18,525	19,690	(1,165)
832,385	JPY	HSBC Bank, N.A.	05/13/14	8,145	8,142	3
1,151,460	JPY	Royal Bank of Scotland	05/13/14	11,298	11,264	34
2,677,404	JPY	Union Bank of Switzerland AG	05/13/14	25,904	26,191	(287)
40,447,972	JPY	Westpac Banking Corp.	05/13/14	400,032	395,664	4,368
197,320	MYR	Deutsche Bank AG †	05/14/14	58,613	60,458	(1,845)
1,874,181	NOK	Deutsche Bank AG	05/13/14	297,833	315,154	(17,321)
728,875	NOK	Royal Bank of Canada	05/13/14	116,633	122,564	(5,931)
7,824	NOK	Union Bank of Switzerland AG	08/13/14	1,300	1,310	(10)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

13

JPMorgan Diversified Risk Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2014 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

CONTRACTS TO SELL	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT 04/30/14	NET UNREALIZED APPRECIATION (DEPRECIATION)
6,995,350	PHP	Deutsche Bank AG †	05/13/14	155,447	157,264	(1,817)
185,866	PLN	Credit Suisse International	05/13/14	58,827	61,346	(2,519)
260,359	RON	State Street Corp.	05/13/14	78,224	81,372	(3,148)
196,514	RON	Union Bank of Switzerland AG	05/13/14	59,622	61,419	(1,797)
2,853,529	RUB	Deutsche Bank AG †	05/13/14	79,719	79,843	(124)
2,564,544	RUB	Union Bank of Switzerland AG †	05/13/14	71,001	71,757	(756)
1,385,406	SEK	Credit Suisse International	05/13/14	211,652	213,018	(1,366)
377,478	SEK	Goldman Sachs International	05/13/14	58,054	58,041	13
15,709	SGD	Barclays Bank plc	05/14/14	12,493	12,530	(37)
72,565	SGD	HSBC Bank, N.A.	05/14/14	57,788	57,881	(93)
2,590,958	THB	Deutsche Bank AG	05/14/14	79,845	80,021	(176)
52,372	TRY	Credit Suisse International	05/13/14	22,389	24,729	(2,340)
2,964,869	TWD	Deutsche Bank AG †	05/13/14	97,999	98,289	(290)
852,964	ZAR	Deutsche Bank AG	05/13/14	79,993	80,934	(941)
				6,113,862	6,232,043	(118,181)

# For cross-currency exchange contracts, the settlement value is the U.S. Dollar market value at 04/30/14 of the currency being sold, and the value at 04/30/14 is the U.S. Dollar market value of the currency being purchased.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

14

JPMorgan Diversified Risk Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2014 (Unaudited) (continued)

Return Swaps on Commodity Index^
SWAP COUNTERPARTY	REFERENCED OBLIGATION	TERMINATION DATE	NOTIONAL VALUE	VALUE
Deutsche Bank AG	Dow Jones—UBS Commodity Index	05/07/14	36,783	3,302
Deutsche Bank AG	Dow Jones—UBS Commodity Index	05/13/14	514,134	27,926
Deutsche Bank AG	Dow Jones—UBS Commodity Index	07/10/14	33,956	765

				31,993

Total Return Basket Swaps* Outstanding at April 30, 2014

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	VALUE
Union Bank of Switzerland AG	The Fund receives the total return on a portfolio of long and short positions and pays a specified LIBOR for long positions or Federal Funds floating rate for short positions, which is denominated in various foreign currencies based on the local currencies of the positions within the portfolio.	2/5/18	45,417
Union Bank of Switzerland AG	The Fund receives the total return on a portfolio of long and short positions and pays a specified LIBOR for long positions or Federal Funds floating rate for short positions, which is denominated in various foreign currencies based on the local currencies of the positions within the portfolio.	2/5/18	49,277

Total			$94,694

* See the accompanying “Additional Information - Total Return Basket Swaps” for further details.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

15

JPMorgan Diversified Risk Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2014 (Unaudited) (continued)

NOTES TO CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS:

ADR	—	American Depositary Receipt

AUD	—	Australian Dollar

BRL	—	Brazilian Real

CAD	—	Canadian Dollar

CHF	—	Swiss Franc

COP	—	Colombian Peso

CZK	—	Czech Republic Krona

ETF	—	Exchange Traded Fund

EUR	—	Euro

GBP	—	British Pound

HKD	—	Hong Kong Dollar

IDR	—	Indonesian Rupiah

ILS	—	Israeli Shekel

INR	—	India rupee

JPY	—	Japanese Yen

MYR	—	Malaysian Ringgit

NOK	—	Norwegian Krone

NZD	—	New Zealand dollar

PHP	—	Philippines peso

PLN	—	Polish Zloty

Reg. S	—	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

REIT	—	Real Estate Investment Trust.

RON	—	Romanian Leu

RUB	—	Russian Ruble

SEK	—	Swedish Krona

SGD	—	Singapore Dollar

SPDR	—	Standard & Poor’s Depositary Receipts

SUB	—	Step-Up Bond. The interest rate shown is the rate in effect as of April 30, 2014.

THB	—	Thai Baht

TRY	—	Turkish Lira

TWD	—	Taiwan Dollar

USD	—	United State Dollar

ZAR	—	South African Rand

(a)	—	Non-income producing security.

(b)	—	Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.

(e)	—	Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(g)	—	Amount rounds to less than 0.1%.

(h)	—	Amount rounds to less than one (shares or dollars).

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

16

JPMorgan Diversified Risk Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2014 (Unaudited) (continued)

(i)	—	Security has been deemed illiquid pursuant to procedures approved by the Board of Trustees and may be difficult to sell.

(l)	—	The rate shown is the current yield as of April 30, 2014.

(m)	—	All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, unfunded commitments and/or forward foreign currency exchange contracts.

†	—	Non-deliverable forward. See note 2.C.(2) in the notes to consolidated financial statements.

^	—	Represents positions held in the Subsidiary.

The value and percentage, based on total investments, of the investments that apply the fair valuation policy for the international investments as described in Note 2.A. of the Notes to Consolidated Financial Statements are $478,855 and 5.12%, respectively.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

17

JPMorgan Diversified Risk Fund

ADDITIONAL INFORMATION – TOTAL RETURN BASKET SWAPS

AS OF APRIL 30, 2014 (Unaudited)

TOTAL RETURN BASKET SWAP POSITIONS	NOTIONAL VALUE($)[1]	CURRENT VALUE($)[2]	VALUE($)[3]

Long Positions

Common Stocks

Consumer Discretionary — 6.8%

Auto Components— 2.2%
Gentex Corp./MI	22,936	22,936	–
Grammer AG, (Germany)	24,127	24,127	–
Lear Corp.	20,267	20,267	–
Linamar Corp. (Canada)	22,728	22,728	–
Magna International, Inc., (Canada)	20,574	20,574	–
Montupet (France)	22,321	22,321	–
Showa Corp. (Japan)	24,144	24,144	–
Standard Motor Products, Inc.	26,707	26,707	–
Tokai Rika Co., Ltd., (Japan)	19,109	19,109	–
TS Tech Co. Ltd. (Japan)	18,665	18,665	–
Valeo S.A. (France)	24,247	24,247	–

	245,825	245,825	–

Distributors— 0.2%
Inchcape plc, (United Kingdom)	25,011	25,011	–

Diversified Consumer Services— 0.4%
Apollo Education Group, Inc.	22,482	22,482	–
ITT Educational Services, Inc.	18,468	18,468	–

	40,950	40,950	–

Hotels, Restaurants & Leisure— 0.6%
Enterprise Inns plc (United Kingdom) (a)	19,380	19,380	–
Gtech Spa, (Italy)	18,330	18,330	–
TUI Travel plc (United Kingdom)	20,434	20,434	–

	58,144	58,144	–

Household Durables— 1.0%
Barratt Developments plc (United Kingdom)	19,758	19,758	–
Bellway plc (United Kingdom)	21,891	21,891	–
Berkeley Group Holdings plc, (United Kingdom)	19,095	19,095	–
Persimmon plc (United Kingdom)	20,535	20,535	–
Taylor Wimpey plc (United Kingdom)	18,515	18,515	–

	99,794	99,794	–

Internet & Catalog Retail— 0.2%
Home Retail Group plc, (United Kingdom)	20,566	20,566	–

TOTAL RETURN BASKET SWAP POSITIONS	NOTIONAL VALUE($)[1]	CURRENT VALUE($)[2]	VALUE($)[3]

Consumer Discretionary — continued

Media— 1.0%
Fairfax Media Ltd. (Australia)	21,660	21,660	–
John Wiley & Sons, Inc.	22,007	22,007	–
Meredith Corp.	18,465	18,465	–
Metropole Television S.A., (France)	23,541	23,541	–
Viacom, Inc.	24,304	24,304	–

	109,977	109,977	–

Multiline Retail— 0.4%
Canadian Tire Corp. Ltd. (Canada)	22,000	22,000	–
Macy’s, Inc.	19,698	19,698	–

	41,698	41,698	–

Specialty Retail— 0.4%
Halfords Group plc (United Kingdom)	20,346	20,346	–
WH Smith plc, (United Kingdom)	18,970	18,970	–

	39,316	39,316	–

Textiles, Apparel & Luxury Goods— 0.4%
Hanesbrands, Inc. (a)	25,530	25,530	–
Movado Group, Inc.	19,640	19,640	–

	45,170	45,170	–

Total Consumer Discretionary	726,451	726,451	–

Consumer Staples — 3.4%

Beverages— 0.4%
Britvic plc (United Kingdom)	20,171	20,171	–
Coca-Cola Enterprises, Inc.	19,585	19,585	–

	39,756	39,756	–

Food & Staples Retailing— 1.6%
Andersons, Inc. (The)	22,611	22,611	–
CVS Caremark Corp.	23,198	23,198	–
George Weston Ltd. (Canada)	21,096	21,096	–
Jean Coutu Group PJC, Inc. (The), (Canada)	25,092	25,092	–
Kesko OYJ, Class B (Finland)	20,340	20,340	–
Matsumotokiyoshi Holdings Co., Ltd., (Japan)	20,644	20,644	–
Safeway, Inc.	21,628	21,628	–
Welcia Holdings Co. Ltd. (Japan)	24,140	24,140	–

	178,749	178,749	–

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

18

JPMorgan Diversified Risk Fund

ADDITIONAL INFORMATION – TOTAL RETURN BASKET SWAPS

AS OF APRIL 30, 2014 (Unaudited) (continued)

TOTAL RETURN BASKET SWAP POSITIONS	NOTIONAL VALUE($)[1]	CURRENT VALUE($)[2]	VALUE($)[3]

Consumer Staples — continued

Food Products— 0.8%
Archer-Daniels-Midland Co.	22,915	22,915	–
Ingredion, Inc.	25,362	25,362	–
Sanderson Farms, Inc.	27,314	27,314	–
Tyson Foods, Inc.	24,217	24,217	–

	99,808	99,808	–

Household Products— 0.2%
Energizer Holdings, Inc. (a)	23,678	23,678	–

Personal Products— 0.2%
Dr Ci:Labo Co. Ltd. (Japan)	22,390	22,390	–

Tobacco— 0.2%
Universal Corp.	20,027	20,027	–

Total Consumer Staples	384,408	384,408	–

Energy — 4.8%

Energy Equipment & Services— 1.2%
Helmerich & Payne, Inc.	22,273	22,273	–
Hunting plc (United Kingdom)	20,381	20,381	–
Mullen Group Ltd. (Canada)	22,614	22,614	–
Patterson-UTI Energy, Inc.	22,836	22,836	–
RPC, Inc.	27,165	27,165	–
Unit Corp.	26,380	26,380	–

	141,649	141,649	–

Oil, Gas & Consumable Fuels— 3.6%
Alon USA Energy, Inc.	24,386	24,386	–
Beach Energy Ltd., (Australia)	21,692	21,692	–
Chevron Corp.	21,589	21,589	–
Delek US Holdings, Inc.	23,929	23,929	–
Green Plains Renewable Energy, Inc.	26,222	26,222	–
HollyFrontier Corp.	21,772	21,772	–
Marathon Petroleum Corp.	23,330	23,330	–
Neste Oil OYJ, (Finland)	20,594	20,594	–
OMV AG, (Austria)	20,955	20,955	–
Parkland Fuel Corp., (Canada)	23,781	23,781	–
Repsol SA, (Spain)	24,654	24,654	–
Showa Shell Sekiyu KK, (Japan)	21,301	21,301	–
Suncor Energy, Inc. (Canada)	26,540	26,540	–
Valero Energy Corp.	21,553	21,553	–
Vermilion Energy, Inc. (Canada)	26,616	26,616	–
Western Refining, Inc.	22,316	22,316	–
Woodside Petroleum Ltd., (Australia)	23,765	23,765	–
World Fuel Services Corp.	22,770	22,770	–

TOTAL RETURN BASKET SWAP POSITIONS	NOTIONAL VALUE($)[1]	CURRENT VALUE($)[2]	VALUE($)[3]

Energy — continued
	417,765	417,765	–

Total Energy	559,414	559,414	–

Financials — 5.2%

Banks— 0.8%
Fifth Third Bancorp	18,508	18,508	–
First Interstate Bancsystem, Inc.	20,236	20,236	–
Natixis (France)	20,587	20,587	–
Resona Holdings, Inc. (Japan)	22,466	22,466	–

	81,797	81,797	–

Capital Markets— 0.6%
Close Brothers Group plc, (United Kingdom)	19,728	19,728	–
Investec plc (United Kingdom)	23,501	23,501	–
Tokai Tokyo Financial Holdings, Inc. (Japan)	19,459	19,459	–

	62,688	62,688	–

Consumer Finance— 0.4%
Discover Financial Services	19,285	19,285	–
Nelnet, Inc.	19,989	19,989	–

	39,274	39,274	–

Diversified Financial Services— 0.4%
Banca IFIS SpA (Italy)	22,767	22,767	–
Challenger Ltd. (Australia)	23,061	23,061	–

	45,828	45,828	–

Insurance— 3.0%
Ageas, (Belgium) (a)	19,516	19,516	–
AXA S.A., (France)	22,479	22,479	–
Beazley plc, (Ireland)	18,961	18,961	–
CNA Financial Corp.	19,574	19,574	–
CNO Financial Group, Inc.	22,391	22,391	–
Hannover Rueck SE, (Germany)	23,035	23,035	–
Helvetia Holding AG, (Switzerland)	19,884	19,884	–
Horace Mann Educators Corp.	23,064	23,064	–
Muenchener Rueckversicherungs AG, (Germany) (a)	23,521	23,521	–
PartnerRe Ltd., (Bermuda)	21,291	21,291	–
Protective Life Corp.	21,534	21,534	–
Swiss Re AG, (Switzerland) (a)	18,948	18,948	–
Symetra Financial Corp.	20,660	20,660	–
Talanx AG (Germany)	26,703	26,703	–

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

19

JPMorgan Diversified Risk Fund

ADDITIONAL INFORMATION – TOTAL RETURN BASKET SWAPS

AS OF APRIL 30, 2014 (Unaudited) (continued)

TOTAL RETURN BASKET SWAP POSITIONS	NOTIONAL VALUE($)[1]	CURRENT VALUE($)[2]	VALUE($)[3]

Financials — continued
Unipol Gruppo Finanziario SpA (Italy)	19,851	19,851	–

	321,412	321,412	–

Total Financials	550,999	550,999	–

Health Care — 4.6%

Biotechnology— 0.2%
Amgen, Inc.	19,444	19,444	–

Health Care Equipment & Supplies— 0.6%
CONMED Corp.	23,165	23,165	–
Cooper Cos Inc. (The)	24,931	24,931	–
STERIS Corp.	25,226	25,226	–

	73,322	73,322	–

Health Care Providers & Services— 1.9%
Alfresa Holdings Corp. (Japan)	18,663	18,663	–
Celesio AG, (Germany)	20,192	20,192	–
Chemed Corp.	16,654	16,654	–
Cigna Corp.	20,250	20,250	–
McKesson Corp.	20,641	20,641	–
Medipal Holdings Corp. (Japan)	19,664	19,664	–
Omnicare, Inc.	24,716	24,716	–
Patterson Cos, Inc.	21,530	21,530	–
Suzuken Co., Ltd. (Japan)	17,998	17,998	–
UDG Healthcare plc (Ireland)	20,173	20,173	–

	200,481	200,481	–

Life Sciences Tools & Services— 0.2%
Lonza Group AG, (Switzerland) (a)	21,522	21,522	–

Pharmaceuticals— 1.7%
AstraZeneca plc (United Kingdom)	21,577	21,577	–
Galenica AG (Switzerland)	22,372	22,372	–
Kissei Pharmaceutical Co., Ltd., (Japan)	18,725	18,725	–
Merck KGaA, (Germany) (a)	22,278	22,278	–
Orion OYJ, Class B (Finland)	21,824	21,824	–
Questcor Pharmaceuticals, Inc. (a)	30,407	30,407	–
Recordati SpA, (Italy)	22,008	22,008	–
Rohto Pharmaceutical Co., Ltd., (Japan)	26,454	26,454	–

	185,645	185,645	–

Total Health Care	500,414	500,414	–

TOTAL RETURN BASKET SWAP POSITIONS	NOTIONAL VALUE($)[1]	CURRENT VALUE($)[2]	VALUE($)[3]

Industrials — 6.3%

Aerospace & Defense— 0.8%
Exelis, Inc.	18,577	18,577	–
Northrop Grumman Corp.	23,816	23,816	–
Raytheon Co.	24,061	24,061	–
Thales S.A., (France)	23,854	23,854	–

	90,308	90,308	–

Airlines— 0.8%
Alaska Air Group, Inc.	18,816	18,816	–
easyJet plc (United Kingdom)	20,564	20,564	–
Hawaiian Holdings, Inc.	23,120	23,120	–
JetBlue Airways Corp.	19,762	19,762	–

	82,262	82,262	–

Building Products— 0.2%
Sanwa Holdings Corp. (Japan)	18,311	18,311	–

Commercial Services & Supplies— 1.4%
ABM Industries Inc	19,396	19,396	–
Deluxe Corp.	21,211	21,211	–
Downer EDI Ltd. (Australia)	21,213	21,213	–
Mineral Resources Ltd., (Australia)	22,799	22,799	–
Mitie Group plc (United Kingdom)	21,215	21,215	–
Pitney Bowes, Inc.	24,120	24,120	–
Transcontinental, Inc., (Canada)	24,814	24,814	–

	154,768	154,768	–

Construction & Engineering— 0.8%
Aecon Group, Inc. (Canada)	22,625	22,625	–
Implenia AG, (Switzerland) (a)	23,452	23,452	–
Kentz Corp. Ltd. (United Kingdom) (a)	20,077	20,077	–
Vinci S.A., (France)	20,656	20,656	–

	86,810	86,810	–

Electrical Equipment— 0.3%
Alstom S.A. (France)	11,017	11,017	–
EnerSys Inc	20,950	20,950	–

	31,967	31,967	–

Machinery— 1.2%
CKD Corp., (Japan)	21,832	21,832	–
Crane Co	20,583	20,583	–
Duerr AG (Germany) (a)	21,336	21,336	–
Hyster-Yale Materials Handling, Inc.	19,182	19,182	–
OC Oerlikon Corp. AG (Switzerland) (a)	20,839	20,839	–

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

20

JPMorgan Diversified Risk Fund

ADDITIONAL INFORMATION – TOTAL RETURN BASKET SWAPS

AS OF APRIL 30, 2014 (Unaudited) (continued)

TOTAL RETURN BASKET SWAP POSITIONS	NOTIONAL VALUE($)[1]	CURRENT VALUE($)[2]	VALUE($)[3]

Industrials — continued
Oshkosh Corp.	19,595	19,595	–

	123,367	123,367	–

Professional Services— 0.2%
ICF International Inc	23,382	23,382	–

Road & Rail— 0.2%
Northgate plc (United Kingdom)	18,253	18,253	–

Trading Companies & Distributors— 0.4%
Kuroda Electric Co. Ltd. (Japan)	19,262	19,262	–
Seven Group Holdings Ltd. (Australia)	19,174	19,174	–

	38,436	38,436	–

Total Industrials	667,864	667,864	–

Information Technology — 6.7%
Communications Equipment— 0.6%
Brocade Communications Systems, Inc. (a)	18,825	18,825	–
Harris Corp.	19,924	19,924	–
Pace plc (United Kingdom)	19,920	19,920	–

	58,669	58,669	–

Electronic Equipment, Instruments & Components— 1.5%
Arrow Electronics, Inc.	20,884	20,884	–
Benchmark Electronics, Inc.	23,041	23,041	–
Flextronics International Ltd., (Singapore) (a)	21,504	21,504	–
Ingram Micro, Inc.	18,899	18,899	–
Littelfuse, Inc.	23,543	23,543	–
Sanmina Corp.	29,059	29,059	–
TE Connectivity Ltd. (Switzerland)	20,584	20,584	–

	157,514	157,514	–

Internet Software & Services— 0.4%
Blucora, Inc.	23,100	23,100	–
j2 Global, Inc.	18,869	18,869	–

	41,969	41,969	–

IT Services— 1.8%
Alten S.A., (France)	21,638	21,638	–
CACI International, Inc.	21,731	21,731	–
Computer Sciences Corp.	20,358	20,358	–
CSG Systems International, Inc.	21,615	21,615	–
Davis + Henderson Corp. (Canada)	22,211	22,211	–
DST Systems, Inc.	20,558	20,558	–
IT Holdings Corp. (Japan)	21,664	21,664	–

TOTAL RETURN BASKET SWAP POSITIONS	NOTIONAL VALUE($)[1]	CURRENT VALUE($)[2]	VALUE($)[3]

Information Technology — continued
SCSK Corp. (Japan)	23,734	23,734	–
Total System Services Inc	20,936	20,936	–

	194,445	194,445	–

Semiconductors & Semiconductor Equipment— 0.6%
Lam Research Corp. (a)	22,007	22,007	–
MKS Instruments, Inc.	19,705	19,705	–
NVIDIA Corp. (a)	20,446	20,446	–

	62,158	62,158	–

Software— 1.0%
Activision Blizzard, Inc.	20,170	20,170	–
Mentor Graphics Corp.	19,748	19,748	–
Open Text Corp. (Canada)	24,657	24,657	–
Symantec Corp.	22,308	22,308	–
Tecmo Koei Holdings Co. Ltd. (Japan)	21,445	21,445	–

	108,328	108,328	–

Technology Hardware, Storage & Peripherals— 0.8%
QLogic Corp.	21,469	21,469	–
Seagate Technology plc, (Ireland)	22,872	22,872	–
Western Digital Corp.	24,662	24,662	–
Wincor Nixdorf AG (Germany)	20,406	20,406	–

	89,409	89,409	–

Total Information Technology	712,492	712,492	–

Materials — 5.1%
Chemicals— 1.6%
A Schulman, Inc.	21,552	21,552	–
Cabot Corp.	23,120	23,120	–
CF Industries Holdings, Inc.	19,368	19,368	–
Denki Kagaku Kogyo KK, (Japan)	19,895	19,895	–
Kronos Worldwide, Inc.	20,345	20,345	–
Scotts Miracle-Gro Co (The)	25,708	25,708	–
Tosoh Corp. (Japan)	19,074	19,074	–
Westlake Chemical Corp.	21,218	21,218	–

	170,280	170,280	–

Construction Materials— 0.2%
Sumitomo Osaka Cement Co., Ltd. (Japan)	19,856	19,856	–

Containers & Packaging— 0.5%
Packaging Corp of America	19,656	19,656	–
Smurfit Kappa Group plc, (Ireland)	16,426	16,426	–
Sonoco Products Co.	21,040	21,040	–

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

21

JPMorgan Diversified Risk Fund

ADDITIONAL INFORMATION – TOTAL RETURN BASKET SWAPS

AS OF APRIL 30, 2014 (Unaudited) (continued)

TOTAL RETURN BASKET SWAP POSITIONS	NOTIONAL VALUE($)[1]	CURRENT VALUE($)[2]	VALUE($)[3]

Materials — continued
	57,122	57,122	–

Metals & Mining— 1.0%
Antofagasta plc (United Kingdom)	21,313	21,313	–
Arrium Ltd. (Australia)	18,860	18,860	–
BC Iron Ltd., (Australia)	19,438	19,438	–
Centerra Gold, Inc. (Canada)	24,099	24,099	–
Worthington Industries, Inc.	20,314	20,314	–

	104,024	104,024	–

Paper & Forest Products— 1.8%
Canfor Corp. (Canada) (a)	22,681	22,681	–
KapStone Paper and Packaging Corp.	21,104	21,104	–
Neenah Paper, Inc.	20,148	20,148	–
Nippon Paper Industries Co. Ltd. (Japan)	21,902	21,902	–
Resolute Forest Products, Inc. (Canada)	19,463	19,463	–
Schweitzer-Mauduit International, Inc.	20,773	20,773	–
Stora Enso OYJ, (Finland)	19,748	19,748	–
UPM-Kymmene OYJ (Finland)	20,295	20,295	–
Western Forest Products, Inc. (Canada)	18,768	18,768	–

	184,882	184,882	–

Total Materials	536,164	536,164	–

Telecommunication Services — 1.2%
Diversified Telecommunication Services— 0.6%
Elisa OYJ (Finland)	21,148	21,148	–
Frontier Communications Corp.	24,395	24,395	–
iiNET Ltd. (Australia)	19,523	19,523	–

	65,066	65,066	–

Wireless Telecommunication Services— 0.6%
Freenet AG, (Germany) (a)	20,987	20,987	–
KDDI Corp., (Japan)	21,292	21,292	–
Shenandoah Telecommunications Co	19,621	19,621	–

	61,900	61,900	–

Total Telecommunication Services	126,966	126,966	–

Utilities — 2.3%

Electric Utilities— 1.0%
Empire District Electric Co (The)	22,496	22,496	–
Great Plains Energy, Inc.	21,088	21,088	–

TOTAL RETURN BASKET SWAP POSITIONS	NOTIONAL VALUE($)[1]	CURRENT VALUE($)[2]	VALUE($)[3]

Utilities — continued
IDACORP, Inc.	20,716	20,716	–
Red Electrica Corp. S.A. (Spain)	20,561	20,561	–
UIL Holdings Corp.	22,038	22,038	–

	106,899	106,899	–

Gas Utilities— 0.5%
AGL Resources, Inc.	28,188	28,188	–
Gas Natural SDG SA, (Spain)	21,703	21,703	–

	49,891	49,891	–

Multi-Utilities— 0.8%
Ameren Corp.	21,068	21,068	–
Iren SpA (Italy)	18,242	18,242	–
Public Service Enterprise Group, Inc.	22,984	22,984	–
Vectren Corp.	22,192	22,192	–

	84,486	84,486	–

Total Utilities	241,276	241,276	–

Total Long Positions of Total Return Basket Swaps	5,006,448	5,006,448	–

Short Positions

Common Stocks

Consumer Discretionary — 6.5%

Auto Components— 0.1%
ARB Corp Ltd., (Australia)	15,391	15,391	–

Automobiles— 0.2%
Tesla Motors, Inc.	17,047	17,047	–

Diversified Consumer Services— 0.2%
Bright Horizons Family Solutions, Inc.	17,005	17,005	–

Hotels, Restaurants & Leisure— 1.5%
Autogrill SpA (Italy) (a)	15,262	15,262	–
BJ’s Restaurants, Inc.	15,959	15,959	–
Bloomin’ Brands, Inc.	17,056	17,056	–
Boyd Gaming Corp.	17,730	17,730	–
Choice Hotels International, Inc.	16,700	16,700	–
Domino’s Pizza Group plc, (United Kingdom)	18,485	18,485	–
InterContinental Hotels Group plc, (United Kingdom)	16,695	16,695	–
McDonald’s Holdings Co., Japan Ltd. (Japan)	16,603	16,603	–
Panera Bread Co.	14,532	14,532	–
Penn National Gaming, Inc.	15,858	15,858	–

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

22

JPMorgan Diversified Risk Fund

ADDITIONAL INFORMATION – TOTAL RETURN BASKET SWAPS

AS OF APRIL 30, 2014 (Unaudited) (continued)

TOTAL RETURN BASKET SWAP POSITIONS	NOTIONAL VALUE($)[1]	CURRENT VALUE($)[2]	VALUE($)[3]

Consumer Discretionary — continued
Zensho Holdings Co. Ltd. (Japan)	19,216	19,216	–

	184,096	184,096	–

Household Durables— 0.4%
Sharp Corp. (Japan) (a)	15,024	15,024	–
Sony Corp. (Japan)	17,528	17,528	–
Toll Brothers, Inc. (a)	14,929	14,929	–

	47,481	47,481	–

Internet & Catalog Retail— 0.5%
Amazon.com, Inc. (a)	13,686	13,686	–
HomeAway, Inc.	16,310	16,310	–
Rakuten, Inc. (Japan)	19,396	19,396	–
Shutterfly, Inc.	16,372	16,372	–

	65,764	65,764	–

Media— 0.5%
Charter Communications, Inc.	19,381	19,381	–
Liberty Global plc, (United Kingdom) (a)	8,004	8,004	–
Sirius XM Holdings, Inc. (a)	17,060	17,060	–

	44,445	44,445	–

Multiline Retail— 0.1%
Isetan Mitsukoshi Holdings Ltd. (Japan)	16,149	16,149	–

Specialty Retail— 1.5%
CarMax, Inc.	17,512	17,512	–
Fast Retailing Co., Ltd. (Japan)	31,075	31,075	–
Five Below, Inc.	17,575	17,575	–
Inditex SA, (Spain)	19,205	19,205	–
L Brands, Inc.	17,236	17,236	–
Mattress Firm Holding Corp.	16,540	16,540	–
Sally Beauty Holdings, Inc.	16,556	16,556	–
SuperGroup plc, (United Kingdom) (a)	13,473	13,473	–
Ulta Salon Cosmetics & Fragrance, Inc.	16,226	16,226	–

	165,398	165,398	–

Textiles, Apparel & Luxury Goods— 1.5%
Adidas AG (Germany)	15,739	15,739	–
Cie Financiere Richemont S.A. (Switzerland)	20,395	20,395	–
Geox SpA (Italy)	17,214	17,214	–
Hermes International (France)	16,858	16,858	–
Kate Spade & Co	17,420	17,420	–
Lululemon Athletica, Inc. (Canada) (a)	14,835	14,835	–

TOTAL RETURN BASKET SWAP POSITIONS	NOTIONAL VALUE($)[1]	CURRENT VALUE($)[2]	VALUE($)[3]

Consumer Discretionary — continued
Luxottica Group S.p.A. (Italy)	17,005	17,005	–
Puma SE, (Germany)	20,323	20,323	–
Quiksilver, Inc.	14,747	14,747	–

	154,536	154,536	–

Total Consumer Discretionary	727,312	727,312	–

Consumer Staples — 3.1%

Beverages— 0.9%
Coca-Cola Amatil Ltd., (Australia)	15,365	15,365	–
Davide Campari-Milano SpA, (Italy)	15,963	15,963	–
Diageo plc (United Kingdom)	19,517	19,517	–
Pernod Ricard S.A., (France)	16,683	16,683	–
Remy Cointreau S.A., (France)	18,644	18,644	–
SABMiller plc (United Kingdom)	20,010	20,010	–

	106,182	106,182	–

Food & Staples Retailing— 0.9%
Casey’s General Stores, Inc.	16,410	16,410	–
Costco Wholesale Corp. (a)	16,079	16,079	–
Fresh Market, Inc. (The)	18,476	18,476	–
Jeronimo Martins SGPS S.A., (Portugal)	19,656	19,656	–
Metro AG (Germany)	16,316	16,316	–
Whole Foods Market, Inc.	19,880	19,880	–

	106,817	106,817	–

Food Products— 1.1%
Associated British Foods plc, (United Kingdom)	17,306	17,306	–
Barry Callebaut AG, (Switzerland) (a)	17,651	17,651	–
Boulder Brands, Inc.	13,535	13,535	–
Kagome Co., Ltd., (Japan)	20,294	20,294	–
Maple Leaf Foods, Inc. (Canada)	18,043	18,043	–
Nestle S.A., (Switzerland)	16,754	16,754	–

	103,583	103,583	–

Personal Products— 0.2%
Avon Products, Inc.	17,862	17,862	–

Total Consumer Staples	334,444	334,444	–

Energy — 3.5%

Energy Equipment & Services— 0.2%
Dresser-Rand Group, Inc.	16,802	16,802	–

Oil, Gas & Consumable Fuels— 3.3%

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

23

JPMorgan Diversified Risk Fund

ADDITIONAL INFORMATION – TOTAL RETURN BASKET SWAPS

AS OF APRIL 30, 2014 (Unaudited) (continued)

TOTAL RETURN BASKET SWAP POSITIONS	NOTIONAL VALUE($)[1]	CURRENT VALUE($)[2]	VALUE($)[3]

Energy — continued
Bill Barrett Corp.	16,031	16,031	–
Cairn Energy plc, (United Kingdom) (a)	21,415	21,415	–
Cheniere Energy, Inc.	17,951	17,951	–
Cobalt International Energy, Inc.	17,046	17,046	–
Enbridge, Inc. (Canada)	18,096	18,096	–
Goodrich Petroleum Corp.	23,918	23,918	–
Gulfport Energy Corp.	19,081	19,081	–
Karoon Gas Australia Ltd., (Australia) (a)	14,626	14,626	–
Kosmos Energy Ltd., (Bermuda)	16,413	16,413	–
Oasis Petroleum, Inc.	18,604	18,604	–
ONEOK, Inc.	19,092	19,092	–
Ophir Energy plc (United Kingdom) (a)	21,274	21,274	–
Paramount Resources Ltd., (Canada) (a)	21,439	21,439	–
QEP Resources, Inc.	16,634	16,634	–
Rex Energy Corp.	21,060	21,060	–
Rosetta Resources, Inc.	15,622	15,622	–
Sanchez Energy Corp.	17,138	17,138	–
Trilogy Energy Corp. (Canada)	18,065	18,065	–
WPX Energy, Inc.	23,110	23,110	–

	356,615	356,615	–

Total Energy	373,417	373,417	–

Financials — 4.5%

Banks— 0.5%
Hachijuni Bank Ltd. (The) (Japan)	16,374	16,374	–
Lloyds Banking Group plc (United Kingdom)	19,385	19,385	–
Royal Bank of Scotland Group plc, (United Kingdom) (a)	18,583	18,583	–

	54,342	54,342	–

Capital Markets— 0.3%
Julius Baer Group Ltd. (Switzerland) (a)	16,411	16,411	–
Partners Group Holding AG, (Switzerland)	18,332	18,332	–

	34,743	34,743	–

Diversified Financial Services— 0.2%
Wendel S.A. (France)	18,674	18,674	–

Insurance— 0.2%
Standard Life plc, (United Kingdom)	18,482	18,482	–

TOTAL RETURN BASKET SWAP POSITIONS	NOTIONAL VALUE($)[1]	CURRENT VALUE($)[2]	VALUE($)[3]

Financials — continued
Real Estate Investment Trusts (REITs)— 0.6%
Hersha Hospitality Trust	15,687	15,687	–
Hudson Pacific Properties, Inc.	16,485	16,485	–
Intu Properties plc, (United Kingdom)	15,624	15,624	–
Shaftesbury plc (United Kingdom)	16,675	16,675	–
Strategic Hotels & Resorts, Inc.	19,422	19,422	–

	83,893	83,893	–

Real Estate Management & Development— 2.5%
Capital & Counties Properties plc (United Kingdom)	18,469	18,469	–
Deutsche Wohnen AG, (Germany)	16,349	16,349	–
Forest City Enterprises, Inc.	16,641	16,641	–
Forestar Group, Inc. (a)	16,300	16,300	–
Howard Hughes Corp. (The)	17,417	17,417	–
Kennedy-Wilson Holdings, Inc.	14,698	14,698	–
Mitsubishi Estate Co., Ltd., (Japan)	22,634	22,634	–
Mitsui Fudosan Co., Ltd. (Japan)	29,550	29,550	–
NTT Urban Development Corp. (Japan)	18,446	18,446	–
Realogy Holdings Corp.	16,820	16,820	–
St Joe Co. (The)	18,939	18,939	–
Sumitomo Realty & Development Co., Ltd. (Japan)	38,734	38,734	–
Swiss Prime Site AG, (Switzerland) (a)	18,821	18,821	–

	263,818	263,818	–

Thrifts & Mortgage Finance— 0.2%
Radian Group, Inc.	18,174	18,174	–

Total Financials	492,126	492,126	–

Health Care — 0.9%

Biotechnology— 0.7%
3-D Matrix Ltd., (Japan) (a)	14,281	14,281	–
Aegerion Pharmaceuticals, Inc.	17,704	17,704	–
TESARO, Inc.	17,472	17,472	–
Vertex Pharmaceuticals, Inc.	20,310	20,310	–

	69,767	69,767	–

Pharmaceuticals— 0.2%
Nektar Therapeutics	18,832	18,832	–

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

24

JPMorgan Diversified Risk Fund

ADDITIONAL INFORMATION – TOTAL RETURN BASKET SWAPS

AS OF APRIL 30, 2014 (Unaudited) (continued)

TOTAL RETURN BASKET SWAP POSITIONS	NOTIONAL VALUE($)[1]	CURRENT VALUE($)[2]	VALUE($)[3]

Health Care — continued

Total Health Care	88,599	88,599	–

Industrials — 6.7%

Aerospace & Defense— 0.2%
MTU Aero Engines AG, (Germany)	19,283	19,283	–

Air Freight & Logistics— 0.2%
Panalpina Welttransport Holding AG, (Switzerland)	19,914	19,914	–

Building Products— 0.2%
Armstrong World Industries, Inc.	16,924	16,924	–

Commercial Services & Supplies— 1.1%
Aggreko plc, (United Kingdom)	18,186	18,186	–
Clean Harbors, Inc.	21,480	21,480	–
Copart, Inc.	17,845	17,845	–
Edenred, (France)	20,607	20,607	–
Interface, Inc.	17,990	17,990	–
Iron Mountain, Inc. (a)	16,723	16,723	–

	112,831	112,831	–

Construction & Engineering— 0.6%
Hochtief AG, (Germany)	19,820	19,820	–
Obayashi Corp, (Japan)	19,338	19,338	–
SNC-Lavalin Group, Inc., (Canada)	18,145	18,145	–

	57,303	57,303	–

Electrical Equipment— 0.5%
Areva S.A., (France) (a)	16,232	16,232	–
GrafTech International Ltd.	17,936	17,936	–
Roper Industries, Inc.	16,396	16,396	–
SGL Carbon SE (Germany)	15,557	15,557	–

	66,121	66,121	–

Machinery— 0.6%
Chart Industries, Inc.	13,780	13,780	–
Heidelberger Druckmaschinen AG (Germany) (a)	15,481	15,481	–
Kone OYJ, Class B (Finland)	17,360	17,360	–
Schindler Holding AG (Switzerland)	16,011	16,011	–
Zardoya Otis S.A., (Spain)	15,555	15,555	–

	78,187	78,187	–

Professional Services— 1.3%
Advisory Board Co. (The)	17,178	17,178	–
Bureau Veritas S.A., (France)	16,817	16,817	–
DKSH Holding AG (Switzerland)	19,359	19,359	–

TOTAL RETURN BASKET SWAP POSITIONS	NOTIONAL VALUE($)[1]	CURRENT VALUE($)[2]	VALUE($)[3]

Industrials — continued
Experian plc, (Ireland)	16,457	16,457	–
Intertek Group plc, (United Kingdom)	15,694	15,694	–
On Assignment, Inc.	15,820	15,820	–
SGS S.A. (Switzerland)	17,458	17,458	–
Verisk Analytics, Inc.	18,027	18,027	–

	136,810	136,810	–

Road & Rail— 1.2%
Genesee & Wyoming, Inc.	19,802	19,802	–
JB Hunt Transport Services, Inc.	22,830	22,830	–
Kansas City Southern	16,746	16,746	–
Keikyu Corp. (Japan)	16,589	16,589	–
Kintetsu Corp, (Japan)	21,069	21,069	–
Odakyu Electric Railway Co. Ltd. (Japan)	17,548	17,548	–
Tokyu Corp. (Japan)	18,868	18,868	–

	133,452	133,452	–

Trading Companies & Distributors— 0.4%
Fastenal Co.	16,326	16,326	–
Kloeckner & Co., SE, (Germany) (a)	16,096	16,096	–
Wolseley plc (Switzerland)	16,866	16,866	–

	49,288	49,288	–

Transportation Infrastructure— 0.4%
Groupe Eurotunnel S.A., (France)	20,054	20,054	–
Qube Holdings Ltd., (Australia)	17,147	17,147	–

	37,201	37,201	–

Total Industrials	727,314	727,314	–

Information Technology — 4.9%

Communications Equipment— 0.6%
Infinera Corp.	19,309	19,309	–
Palo Alto Networks, Inc.	14,751	14,751	–
Ruckus Wireless, Inc.	17,765	17,765	–
ViaSat, Inc.	14,832	14,832	–

	66,657	66,657	–

Internet Software & Services— 1.1%
Cornerstone OnDemand, Inc.	18,380	18,380	–
Equinix, Inc.	18,781	18,781	–
LinkedIn Corp.	15,347	15,347	–
Rackspace Hosting, Inc.	17,412	17,412	–
Trulia, Inc.	18,292	18,292	–
Zillow, Inc.	21,631	21,631	–

	109,843	109,843	–

IT Services— 0.2%

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

25

JPMorgan Diversified Risk Fund

ADDITIONAL INFORMATION – TOTAL RETURN BASKET SWAPS

AS OF APRIL 30, 2014 (Unaudited) (continued)

TOTAL RETURN BASKET SWAP POSITIONS	NOTIONAL VALUE($)[1]	CURRENT VALUE($)[2]	VALUE($)[3]

Information Technology — continued
Booz Allen Hamilton Holding Corp.	20,916	20,916	–

Semiconductors & Semiconductor Equipment— 1.0%
Advanced Micro Devices, Inc. (a)	17,072	17,072	–
Advantest Corp. (Japan)	18,724	18,724	–
ARM Holdings plc (United Kingdom)	15,970	15,970	–
ASML Holding N.V. (Netherlands)	14,594	14,594	–
Cavium, Inc.	17,626	17,626	–
SunEdison, Inc.	19,230	19,230	–

	103,216	103,216	–

Software— 2.0%
ACI Worldwide, Inc.	17,145	17,145	–
Fortinet, Inc.	17,584	17,584	–
Imperva, Inc.	9,152	9,152	–
NetSuite, Inc.	15,462	15,462	–
Nintendo Co., Ltd., (Japan)	21,010	21,010	–
Oracle Corp. (Japan)	18,409	18,409	–
Proofpoint, Inc.	12,720	12,720	–
QLIK Technologies, Inc.	15,386	15,386	–
RealPage, Inc.	19,525	19,525	–
Sage Group plc (The) (United Kingdom)	16,760	16,760	–
Salesforce.com, Inc.	15,237	15,237	–
ServiceNow, Inc.	19,888	19,888	–
Workday, Inc.	14,614	14,614	–

	212,892	212,892	–

Total Information Technology	513,524	513,524	–

Materials — 4.5%

Chemicals— 0.8%
Intrepid Potash, Inc. (a)	16,968	16,968	–
Linde AG (Germany)	16,615	16,615	–
Mitsui Chemicals, Inc. (Japan)	19,484	19,484	–
Syngenta AG (Switzerland) (a)	19,805	19,805	–
Taiyo Nippon Sanso Corp. (Japan)	15,924	15,924	–

	88,796	88,796	–

Construction Materials— 0.3%
Eagle Materials, Inc.	16,166	16,166	–
HeidelbergCement AG (Germany)	17,714	17,714	–

	33,880	33,880	–

Containers & Packaging— 0.2%
Crown Holdings, Inc.	18,443	18,443	–

TOTAL RETURN BASKET SWAP POSITIONS	NOTIONAL VALUE($)[1]	CURRENT VALUE($)[2]	VALUE($)[3]

Materials — continued

Metals & Mining— 3.2%
Alumina Ltd. (Australia) (a)	18,673	18,673	–
Barrick Gold Corp. (Canada)	17,454	17,454	–
Detour Gold Corp., (Canada) (a)	19,679	19,679	–
Eramet, (France)	21,907	21,907	–
Franco-Nevada Corp, (Canada)	15,424	15,424	–
Fresnillo plc, (Mexico)	15,225	15,225	–
Hecla Mining Co.	14,567	14,567	–
Iluka Resources Ltd. (Australia)	15,783	15,783	–
Kinross Gold Corp. (Canada) (a)	17,864	17,864	–
Lonmin plc, (United Kingdom) (a)	14,470	14,470	–
New Gold, Inc., (Canada) (a)	18,196	18,196	–
Pretium Resources, Inc., (Canada) (a)	19,148	19,148	–
Randgold Resources Ltd., (Jersey)	18,885	18,885	–
Royal Gold, Inc.	16,749	16,749	–
Salzgitter AG, (Germany)	19,200	19,200	–
Silver Wheaton Corp. (Canada)	14,949	14,949	–
Sims Metal Management Ltd. (a)	16,926	16,926	–
ThyssenKrupp AG, (Germany) (a)	17,010	17,010	–
Turquoise Hill Resources Ltd., (Canada) (a)	20,988	20,988	–

	333,097	333,097	–

Total Materials	474,216	474,216	–

Telecommunication Services — 1.0%
Diversified Telecommunication Services— 0.6%
Iliad S.A. (France)	17,809	17,809	–
Inmarsat plc (United Kingdom)	19,507	19,507	–
Telefonica Deutschland Holding AG (Germany)	16,110	16,110	–
tw telecom, Inc. (a)	16,082	16,082	–

	69,508	69,508	–

Wireless Telecommunication Services— 0.4%
SBA Communications Corp.	15,798	15,798	–
T-Mobile US, Inc.	14,850	14,850	–
United States Cellular Corp.	20,770	20,770	–

	51,418	51,418	–

Total Telecommunication Services	120,926	120,926	–

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

26

JPMorgan Diversified Risk Fund

ADDITIONAL INFORMATION – TOTAL RETURN BASKET SWAPS

AS OF APRIL 30, 2014 (Unaudited) (continued)

TOTAL RETURN BASKET SWAP POSITIONS	NOTIONAL VALUE($)[1]	CURRENT VALUE($)[2]	VALUE($)[3]

Utilities — 1.8%

Electric Utilities— 0.6%
Chubu Electric Power Co., Inc. (Japan) (a)	19,339	19,339	–
Kansai Electric Power Co., Inc. (The) (Japan) (a)	18,420	18,420	–
Kyushu Electric Power Co., Inc, (Japan)	19,161	19,161	–

	56,920	56,920	–

Gas Utilities— 0.1%
Questar Corp. (a)	16,607	16,607	–

Independent Power and Renewable Electricity Producers— 0.8%
Calpine Corp.	18,642	18,642	–
EDP Renovaveis S.A. (Spain)	18,103	18,103	–
Northland Power, Inc. (Canada)	16,785	16,785	–
NRG Energy, Inc.	17,767	17,767	–

	71,297	71,297	–

Water Utilities— 0.3%
Pennon Group plc, (United Kingdom)	18,200	18,200	–
Severn Trent plc (United Kingdom)	16,479	16,479	–

	34,679	34,679	–

Total Utilities	179,503	179,503	–

Total Short Positions of Total Return Basket Swaps	$4,031,381	4,031,381	–

Total of Long and Short Positions of Total Return Basket Swaps	975,067	975,067	–

Cash and Other Receivables [4]			42,039
Financing Costs			(3,334)
Net Dividends			6,712

Net Swap Contract, at value			$45,417

Percentages indicated are based on net assets.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

27

JPMorgan Diversified Risk Fund

ADDITIONAL INFORMATION – TOTAL RETURN BASKET SWAPS

AS OF APRIL 30, 2014 (Unaudited)

TOTAL RETURN BASKET SWAP POSITIONS	NOTIONAL VALUE($)[1]	CURRENT VALUE($)[2]	VALUE($)[3]

Long Positions

Common Stocks

Consumer Discretionary — 1.0%

Hotels, Restaurants & Leisure— 0.4%
Club Mediterranee S.A. (France) (a)	43,453	43,453	–

Media— 0.6%
LIN Media LLC	25,258	25,258	–
Time Warner Cable, Inc.	40,033	40,033	–

	65,291	65,291	–

Total Consumer Discretionary	108,744	108,744	–

Consumer Staples — 0.5%

Food & Staples Retailing— 0.5%
Susser Holdings Corp. (a)	57,106	57,106	–

Energy — 1.7%

Energy Equipment & Services— 0.3%
Bourbon S.A. (France)	28,358	28,358	–

Oil, Gas & Consumable Fuels— 1.4%
Caracal Energy, Inc. (Canada) (a)	46,482	46,482	–
EPL Oil & Gas, Inc. (a)	56,518	56,518	–
Essar Energy plc (Mauritius) (a)	20,714	20,714	–
Heritage Oil plc (United Kingdom) (a)	15,258	15,258	–
Longview Oil Corp. (Canada) (a)	15,160	15,160	–

	154,132	154,132	–

Total Energy	182,490	182,490	–

Financials — 1.8%

Banks— 0.4%
Taylor Capital Group, Inc. (a)	47,136	47,136	–

Capital Markets— 0.4%
F&C Asset Management plc (United Kingdom)	41,918	41,918	–

Insurance— 0.3%
Aspen Insurance Holdings Ltd. (Bermuda) (a)	28,612	28,612	–

Thrifts & Mortgage Finance— 0.7%
Hudson City Bancorp, Inc.	78,764	78,764	–

Total Financials	196,430	196,430	–

Health Care — 1.7%
Health Care Providers & Services— 0.6%
Emeritus Corp. (a)	59,660	59,660	–

TOTAL RETURN BASKET SWAP POSITIONS	NOTIONAL VALUE($)[1]	CURRENT VALUE($)[2]	VALUE($)[3]

Health Care — continued

Pharmaceuticals— 1.1%
Allergan, Inc.	28,524	28,524	–
Forest Laboratories, Inc.	59,282	59,282	–
Questcor Pharmaceuticals, Inc. (a)	25,147	25,147	–

	112,953	112,953	–

Total Health Care	172,613	172,613	–

Industrials — 0.0%

Commercial Services & Supplies— 0.0%
Schawk, Inc.	2,660	2,660	–

Information Technology — 1.3%
Semiconductors & Semiconductor Equipment— 1.3%
Tokyo Electron Ltd. (Japan)	68,114	68,114	–
TriQuint Semiconductor, Inc. (a)	73,467	73,467	–

	141,581	141,581	–

Total Information Technology	141,581	141,581	–

Materials — 2.2%

Construction Materials— 1.2%
Lafarge S.A. (France)	55,910	55,910	–
Texas Industries, Inc.	77,770	77,770	–

	133,680	133,680	–

Metals & Mining— 1.0%
Augusta Resource Corp. (Canada) (a)	13,578	13,578	–
Osisko Mining Corp. (Canada) (a)	58,729	58,729	–
Rautaruukki OYJ (Finland) (a)	31,450	31,450	–

	103,757	103,757	–

Total Materials	237,437	237,437	–

Telecommunication Services — 0.6%
Diversified Telecommunication Services— 0.6%
Ziggo N.V. (Netherlands)	63,879	63,879	–

Total Long Positions of Total Return Basket Swaps	1,162,940	1,162,940	–

Short Positions

Common Stocks

Consumer Discretionary — 0.9%

Diversified Consumer Services— 0.0%
Matthews International Corp.	4,358	4,358	–

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

28

JPMorgan Diversified Risk Fund

ADDITIONAL INFORMATION – TOTAL RETURN BASKET SWAPS

AS OF APRIL 30, 2014 (Unaudited) (continued)

TOTAL RETURN BASKET SWAP POSITIONS	NOTIONAL VALUE($)[1]	CURRENT VALUE($)[2]	VALUE($)[3]

Consumer Discretionary — continued

Media— 0.9%
Comcast Corp.	59,213	59,213	–
Liberty Global plc (United Kingdom) (a)	31,513	31,513	–
Liberty Global plc, (United Kingdom) (a)	13,220	13,220	–

	103,946	103,946	–

Total Consumer Discretionary	108,304	108,304	–

Energy — 0.9%

Energy Equipment & Services— 0.4%
AMEC plc (United Kingdom)	39,368	39,368	–

Oil, Gas & Consumable Fuels— 0.5%
Energy Transfer Partners LP	29,251	29,251	–
Energy XXI Bermuda Ltd. (Bermuda)	19,982	19,982	–

	49,233	49,233	–

Total Energy	88,601	88,601	–

Financials — 1.0%

Banks— 0.8%
M&T Bank Corp.	48,560	48,560	–
MB Financial, Inc.	37,844	37,844	–

	86,404	86,404	–

Insurance— 0.2%
Endurance Specialty Holdings Ltd. (Bermuda) (a)	16,618	16,618	–

Total Financials	103,022	103,022	–

Health Care — 1.6%
Health Care Providers & Services— 0.6%
Brookdale Senior Living, Inc.	59,891	59,891	–

Pharmaceuticals— 1.0%
Actavis plc (a)	43,114	43,114	–
Mallinckrodt plc (a)	42,738	42,738	–
Valeant Pharmaceuticals International, Inc. (a)	18,853	18,853	–

	104,705	104,705	–

Total Health Care	164,596	164,596	–

Information Technology — 1.4%
Semiconductors & Semiconductor Equipment— 1.4%
Applied Materials, Inc.	72,599	72,599	–
RF Micro Devices, Inc.	72,508	72,508	–

TOTAL RETURN BASKET SWAP POSITIONS	NOTIONAL VALUE($)[1]	CURRENT VALUE($)[2]	VALUE($)[3]

Information Technology — continued
	145,107	145,107	–

Total Information Technology	145,107	145,107	–

Materials — 1.8%

Construction Materials— 1.2%
Holcim Ltd. (Switzerland) (a)	55,498	55,498	–
Martin Marietta Materials, Inc.	77,209	77,209	–

	132,707	132,707	–

Metals & Mining— 0.4%
Agnico-Eagle Mines Ltd. (Canada)	17,602	17,602	–
HudBay Minerals, Inc. (Canada)	12,685	12,685	–
Yamana Gold, Inc. (Canada)	16,254	16,254	–

	46,541	46,541	–

Paper & Forest Products— 0.2%
Louisiana-Pacific Corp. (a)	23,913	23,913	–

Total Materials	203,161	203,161	–

Total Short Positions of Total Return Basket Swaps	$812,791	812,791	–

Total of Long and Short Positions of Total Return Basket Swaps	350,149	350,149	–

Cash and Other Receivables [4]			48,787

Financing Costs			(539)

Net Dividends			1,029

Net Swap Contract, at value			$49,277

Percentages indicated are based on net assets.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

29

JPMorgan Diversified Risk Fund

ADDITIONAL INFORMATION – TOTAL RETURN BASKET SWAPS

AS OF APRIL 30, 2014 (Unaudited) (continued)

NOTES TO ADDITIONAL INFORMATION – TOTAL RETURN BASKET SWAPS:

1	Notional value represents the market value at each reset date of the long and short positions.
2	Current value represents market value of these positions based on the securities’ last sale or closing price on the principal exchange on which the securities are traded.
3	Value represents the unrealized gain (loss) of the positions and was zero at April 30, 2014 as the swap resets on that day.
4	Cash and other receivables includes the gains (or losses) realized within the swap when the swap resets. Gains (or losses) will be realized on the swap and reflected in the Consolidated Statement of Operations when cash is settled with the counterparty.
(a)	Non-income producing security.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

30

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES

AS OF APRIL 30, 2014 (Unaudited)

Diversified Risk Fund

ASSETS:
Investments in non-affiliates, at value	$4,143,025
Investments in affiliates, at value	5,201,445

Total investment securities, at value	9,344,470
Cash	938,747
Foreign currency, at value	298,839
Deposits at broker for futures contracts	143,000
Receivables:
Investment securities sold	215,845
Interest and dividends from non-affiliates	6,589
Dividends from affiliates	58
Tax reclaims	85
Variation margin on futures contracts	6,510
Unrealized appreciation on forward foreign currency exchange contracts	100,803
Outstanding swap contracts, at value	126,687
Due from Adviser	31,764

Total Assets	11,213,397

LIABILITIES:
Payables:
Investment securities purchased	109,294
Unrealized depreciation on forward foreign currency exchange contracts	128,714
Accrued liabilities:
Administration fees	48
Shareholder servicing fees	879
Distribution fees	44
Custodian and accounting fees	81,150
Trustees’ and Chief Compliance Officer’s fees	6,599
Audit fees	72,945
Other	19,891

Total Liabilities	419,564

Net Assets	$10,793,833

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

31

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES (Continued)

AS OF APRIL 30, 2014 (Unaudited)

Diversified Risk Fund

NET ASSETS :
Paid-in-Capital	$10,618,887
Accumulated undistributed (distributed in excess of) net investment income	(276,639)
Accumulated net realized gains (losses)	158,245
Net unrealized appreciation (depreciation)	293,340

Total Net Assets	$10,793,833

Net Assets:
Class A	$53,808
Class C	53,485
Class R6	54,038
Select Class	10,632,502

Total	$10,793,833

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	3,591
Class C	3,575
Class R6	3,602
Select Class	708,891

Net asset value (a):

Class A - Redemption price per share	$14.99
Class C - Offering price per share (b)	14.96
Class R6 - Offering and redemption price per share	15.00
Select Class - Offering and redemption price per share	15.00
Class A maximum sales charge	4.50%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$15.70

Cost of investments in non-affiliates	$4,028,807
Cost of investments in affiliates	5,201,445
Cost of foreign currency	291,640

(a) Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

(b) Redemption price for Class C shares varies based upon length of time the shares are held.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

32

CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED APRIL 30, 2014 (Unaudited)

Diversified Risk Fund

INVESTMENT INCOME:
Dividend income from non-affiliates	$48,061
Dividend income from affiliates	371
Interest income from non-affiliates	8,260
Foreign taxes withheld	(801)

Total investment income	55,891

EXPENSES:
Investment advisory fees	49,275
Administration fees	4,597
Distribution fees:
Class A	65
Class C	194
Shareholder servicing fees:
Class A	65
Class C	65
Select Class	12,842
Custodian and accounting fees	113,678
Professional fees	68,222
Trustees’ and Chief Compliance Officer’s fees	5,365
Printing and mailing costs	1,177
Registration and filing fees	1,164
Transfer agent fees	3,263
Offering costs	22,466
Other	11,611

Total expenses	294,049

Less amounts waived	(59,055)
Less expense reimbursements	(180,004)

Net expenses	54,990

Net investment income (loss)	901

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	28,307
Futures	53,583
Foreign currency transactions	(5,140)
Swaps	224,746

Net realized gains (losses)	301,496

Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	77,838
Futures	6,655
Foreign currency translations	4,954
Swaps	(18,911)

Change in net unrealized appreciation/depreciation	70,536

Net realized/unrealized gains (losses)	372,032

Change in net assets resulting from operations	372,933

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

33

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	Diversified Risk Fund

	Six Months Ended 4/30/2014 (Unaudited)	Period Ended 10/31/2013(a)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$901	$37,971
Net realized gain (loss)	301,496	160,125
Change in net unrealized appreciation/depreciation	70,536	222,804

Change in net assets resulting from operations	372,933	420,900

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(3,729)	—
Class C
From net investment income	(3,507)	—
Class R6
From net investment income	(3,886)	—
Select Class
From net investment income	(756,736)	—

Total distributions to shareholders	(767,858)	—

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	767,858	10,000,000

NET ASSETS:
Change in net assets	372,933	10,420,900
Beginning of period	10,420,900	—

End of period	$10,793,833	$10,420,900

Accumulated undistributed (distributed in excess of) net investment income	$(276,639)	$490,318

(a) Commencement of operations was February 12, 2013.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

34

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE PERIODS INDICATED

	Diversified Risk Fund
	Six Months Ended 4/30/2014 (Unaudited)	Period Ended 10/31/2013(a)

CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$—	$50,000
Distributions reinvested	3,729	—

Change in net assets resulting from Class A capital transactions	$3,729	$50,000

Class C
Proceeds from shares issued	$—	$50,000
Distributions reinvested	3,507	—

Change in net assets resulting from Class C capital transactions	$3,507	$50,000

Class R6
Proceeds from shares issued	$—	$50,000
Distributions reinvested	3,886	—

Change in net assets resulting from Class R6 capital transactions	$3,886	$50,000

Select Class
Proceeds from shares issued	$—	$9,850,000
Distributions reinvested	756,736	—

Change in net assets resulting from Select Class capital transactions	$756,736	$9,850,000

Total change in net assets resulting from capital transactions	$767,858	$10,000,000

SHARE TRANSACTIONS:
Class A
Issued	—	3,333
Reinvested	258	—

Change in Class A Shares	258	3,333

Class C
Issued	—	3,333
Reinvested	242	—

Change in Class C Shares	242	3,333

Class R6
Issued	—	3,333
Reinvested	269	—

Change in Class R6 Shares	269	3,333

Select Class
Issued	—	656,667
Reinvested	52,224	—

Change in Select Class Shares	52,224	656,667

(a) Commencement of operations was February 12, 2013.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

35

CONSOLIDATED FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance						Ratios/Supplemental data
		Investment operations			Distributions				Ratios to average net assets (a)
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period	Net expenses (d)(e)	Net investment income (loss)(e)	Expenses without waivers and reimbursements (e)	Portfolio turnover rate (b)(f)
Diversified Risk Fund
Class A
Six Months Ended April 30, 2014 (Unaudited)	$15.60	$(0.02) (g)	$0.53	$0.51	$(1.12)	$14.99	3.51%	$53,808	1.30%	(0.23)%	5.65%	79%
February 12, 2013 (h) through October 31, 2013	15.00	0.03	0.57	0.60	—	15.60	4.00	52,013	1.30	0.28	6.93	112
Class C
Six Months Ended April 30, 2014 (Unaudited)	15.55	(0.05) (g)	0.51	0.46	(1.05)	14.96	3.19	53,485	1.80	(0.73)	6.16	79
February 12, 2013 (h) through October 31, 2013	15.00	(0.02)	0.57	0.55	—	15.55	3.67	51,827	1.80	(0.22)	7.43	112
Class R6
Six Months Ended April 30, 2014 (Unaudited)	15.64	0.01 (g)	0.52	0.53	(1.17)	15.00	3.62	54,038	0.95	0.12	5.16	79
February 12, 2013 (h) through October 31, 2013	15.00	0.07	0.57	0.64	—	15.64	4.27	52,144	0.95	0.63	6.44	112
Select Class
Six Months Ended April 30, 2014 (Unaudited)	15.63	-(g)(i)	0.52	0.52	(1.15)	15.00	3.60	10,632,502	1.05	0.02	5.41	79
February 12, 2013 (h) through October 31, 2013	15.00	0.06	0.57	0.63	—	15.63	4.20	10,264,916	1.05	0.54	6.68	112

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes interest expense, if applicable, which is less than 0.01% or unless otherwise noted.
(e)	Certain non-recurring expenses incurred by the Fund were not annualized for period ended April 30, 2014 and October 31, 2013.
(f)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(g)	Calculated based upon average shares outstanding.
(h)	Commencement of operations.
(i)	Amount rounds to less than $0.01.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

36

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF APRIL 30, 2014 (Unaudited)

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following is a separate fund of the Trust (the “Fund”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Diversified Risk Fund	Class A, Class C, Class R6 and Select Class	Diversified

The investment objective of the Fund is to seek to provide total return.

The Fund commenced operations on February 12, 2013. Currently, the Fund is not publicly offered for investment.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class R6 and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Fund’s prospectus.

Basis for Consolidation for the Fund

JPM Diversified Risk Fund Ltd. (the “Subsidiary”), a Cayman Islands exempted company, was incorporated on October 11, 2012 and is currently a wholly-owned subsidiary of the Fund. The Subsidiary acts as an investment vehicle for the Fund in order to effect certain investments on behalf of the Fund consistent with the Fund’s investment objectives and policies as described in the Fund’s prospectus. As of April 30, 2014, net assets of the Fund were $10,793,833 of which $587,256, or approximately 5.4%, represented the Subsidiary’s net assets. The Net realized gain in the Subsidiary amounted to $4,746. The Consolidated Schedule of Portfolio Investments (“CSOI”) includes positions of the Fund and the Subsidiary. The consolidated financial statements include the accounts of the Fund and the Subsidiary. Subsequent references to the Fund within the Notes to Consolidated Financial Statements collectively refer to the Fund and the Subsidiary. All significant intercompany balances and transactions have been eliminated in consolidation.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its consolidated financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of the consolidated financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the consolidated financial statements. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities, including investments in Exchange Traded Funds (“ETFs”), listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Fund are valued. Securities listed on the NASDAQ Stock Market LLC are generally valued at the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on prices received from independent or affiliated pricing services approved by the Board of Trustees or third party broker-dealers. The pricing services or broker-dealers use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services or broker-dealers may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services or broker-dealers also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair values. Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at each investment company’s net asset value per share (“NAV”) as of the report date.

37

Certain investments of the Fund may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Fund to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material. Futures and options are generally valued on the basis of available market quotations. Swaps and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such pricing services or values received are deemed not representative of fair value, values will be obtained from a third party broker-dealer or counterparty.

Securities or other assets for which market quotations are not readily available or for which market quotations are deemed to not represent the fair value of the security or asset at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. The Board of Trustees has established an Audit and Valuation Committee to assist with the oversight of the valuation of the Fund’s securities. JPMorgan Funds Management, Inc. (the “Administrator”, or “JPMFM”), has established a Valuation Committee (“VC”) that is comprised of senior representatives from JPMFM, J.P. Morgan Investment Management Inc. (the “Adviser” or “JPMIM”) and J.P. Morgan Asset Management’s Legal, Compliance and Risk Management groups and the Fund’s Chief Compliance Officer. The VC’s responsibilities include making determinations regarding Level 3 fair value measurements (“Fair Values”) and/or providing recommendations for approval to the Board of Trustees’ Audit and Valuation Committee, in accordance with the Fund’s valuation policies.

The VC or Board of Trustees, as applicable, primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The VC or Board of Trustees may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Fund applies fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in its portfolio by utilizing the quotations of an independent pricing service, unless the Adviser determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time the Fund calculates its net asset values.

It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. JPMFM and JPMIM are responsible for monitoring developments that may impact Fair Values and for discussing and assessing Fair Values on an ongoing, and at least a quarterly basis with the VC and Board of Trustees, as applicable. The appropriateness of Fair Values is assessed based on results of unchanged price review and consideration of macro or security specific events, back testing, and broker and vendor due diligence.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the fair value of the Fund’s investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

38

The following table represents each valuation input by sector as presented on the CSOI:

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Consumer Discretionary	$152,373	$58,064	$–	$210,437
Consumer Staples	119,555	22,378	–	141,933
Energy	–	62,223	–	62,223
Financials	84,481	73,092	–	157,573
Health Care	145,641	–	–	145,641
Industrials	72,640	58,617	–	131,257
Information Technology	207,572	11,217	–	218,789
Materials	108,528	109,738	–	218,266
Telecommunication Services	–	–	8,351	8,351
Utilities	113,779	–	–	113,779

Total Common Stocks	1,004,569	395,329	8,351	1,408,249

Exchange Traded Funds	1,468,255	–	–	1,468,255
Preferred Stocks
Financials	77,281	8,602	–	85,883
Materials	26,619	–	–	26,619
Utilities	39,259	–	–	39,259

Total Preferred Stocks	143,159	8,602	–	151,761

Debt Securities
Convertible Bonds
Consumer Discretionary	–	202,326	–	202,326
Consumer Staples	–	19,175	–	19,175
Energy	–	69,868	–	69,868
Financials	–	262,846	–	262,846
Health Care	–	113,958	–	113,958
Industrials	–	79,559	–	79,559
Information Technology	–	332,439	–	332,439
Materials	–	34,589	–	34,589

Total Convertible Bonds	–	1,114,760	–	1,114,760

Short-Term Investment
Investment Company	5,201,445	–	–	5,201,445

Total Investments in Securities	$7,817,428	$1,518,691	$8,351	$9,344,470

Appreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$–	$100,803	$–	$100,803
Futures Contracts	85,177	–	–	85,177
Swaps	–	126,687	–	126,687

Total Appreciation in Other Financial Instruments	$85,177	$227,490	$–	$312,667

Depreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$–	$(128,714)	$–	$(128,714)
Futures Contracts	(12,473)	–	–	(12,473)

Total Depreciation in Other Financial Instruments	$(12,473)	$(128,714)	$–	$(141,187)

There were no transfers among any levels during the six months ended April 30, 2014.

B. Restricted and Illiquid Securities — Certain securities held by the Fund may be subject to legal or contractual restrictions on resale and/or are illiquid. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933 (the “Securities Act”). Illiquid securities are securities which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately their fair value and include, but are not limited to, repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net assets of the Fund. As of April 30, 2014, the Fund had no investments in restricted securities other than securities sold to the Fund under Rule 144A and/or Regulation S under the Securities Act.

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The value and percentage of net assets of illiquid securities held as of April 30, 2014, were $8,351 and 0.1%, respectively.

C. Derivatives — The Fund uses instruments including futures, forward foreign currency exchange contracts, options, swaps and other derivatives, in connection with its investment strategy. Derivative instruments may be used as substitutes for securities in which the Fund can invest, to hedge portfolio investments or to generate income or gain to the Fund. The Fund also uses derivatives to manage duration, sector and yield curve exposures and credit and spread volatility.

The Fund may be subject to various risks from the use of derivatives including the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to derivatives counterparties’ failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing the Fund to close out its position(s); and, documentation risk relating to disagreement over contract terms. Investing in certain derivatives also results in a form of leverage and as such, the Fund’s risk of loss associated with these instruments may exceed its value, as recorded in the Consolidated Statement of Assets and Liabilities (“CSAL”).

The Fund is party to various derivative contracts governed by International Swaps and Derivatives Association master agreements (“ISDA agreements”). The Fund’s ISDA agreements, which are separately negotiated with each dealer counterparty, may contain provisions allowing, absent other considerations, a counterparty to exercise rights, to the extent not otherwise waived, against the Fund in the event the Fund’s net assets decline over time by a pre-determined percentage or fall below a pre-determined floor. The ISDA agreements also contain provisions allowing, absent other conditions, the Fund to exercise rights, to the extent not otherwise waived, against the counterparty (i.e. decline in a counterparty’s credit rating below a specified level). Such rights for both the counterparty and Fund often include the ability to terminate (i.e. close out) open contracts at prices which may favor the counterparty, which could have an adverse effect on the Fund. The ISDA agreements gives the Fund and counterparty the right, upon an event of default, to close out all transactions traded under such agreements and to net amounts owed or due across all transactions and offset such net payable or receivable with collateral posted to a segregated account by one party to the other.

Counterparty credit risk may be mitigated to the extent a counterparty posts collateral for mark-to-market gains to the Fund.

Notes C(1) — C(4) below describe the various derivatives used by the Fund.

(1). Futures Contracts — The Fund uses index, equity or other financial futures contracts to manage and hedge interest rate risk associated with portfolio investments and to seek to enhance portfolio performance. The use of futures contracts exposes the Fund to interest rate risk.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation in the Consolidated Statement of Operations (“CSOP”). Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the CSOP at the closing or expiration of the futures contract. Securities deposited as initial margin are designated in the CSOI and cash deposited is recorded on the CSAL. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the CSAL.

The Fund may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the CSAL, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The Fund’s futures contracts are not subject to master netting arrangements.

(2). Forward Foreign Currency Exchange Contracts — The Fund may be exposed to foreign currency risks associated with portfolio investments and therefore uses forward foreign currency exchange contracts to hedge or manage these exposures. The Fund also buys forward foreign currency exchange contracts to gain exposure to currencies. Forward foreign currency exchange contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

40

The values of the forward foreign currency exchange contracts are adjusted daily based on the applicable exchange rate of the underlying currency. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract settlement date. When the forward foreign currency exchange contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed.

As of April 30, 2014, the Fund did not receive or post collateral for forward foreign currency exchange contracts.

(3). Return Swap on Commodity Indices — The Fund uses return swaps on commodity futures indices to obtain long and short exposure to commodities markets. The value of a swap agreement is recorded at the beginning of the measurement period. Swap values are based on the values of underlying futures contracts, using the last sale or closing price from the principal exchange on which the contract is traded. Under some circumstances, commodity futures exchanges may establish daily limits on the amount that the price of a commodity futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions. Change in swap values is recorded as Change in net unrealized appreciation/depreciation — swaps on the CSOP. Realized gain or loss is recorded upon termination of a swap and is based on the difference between the contract price and market price of the underlying instrument or when an offsetting position is entered into. Return swaps on commodity indices are subject to quarterly resets. Realized gain or loss is recorded on reset date of the swap and is based on the difference between contract and market price of the underlying instrument.

The Fund may be required to post or receive collateral based on the net value of the Fund’s outstanding swap contracts with the counterparty in the form of cash or securities. Collateral posted by the Fund is held in a segregated account at the Fund’s custodian bank. Cash collateral posted by the Fund is invested in an affiliated money market fund (See Note 3.F.) and is reported on the CSAL as Investments in affiliates — restricted. Collateral received by the Fund is held in escrow in segregated accounts maintained by JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Fund, which provides collateral management services to the Fund. These amounts are not reflected on the Fund’s CSAL. Daily movement of collateral is subject to minimum threshold amounts. As such, the Fund has not posted or received collateral for the six months ended April 30, 2014.

The Fund may be subject to various risks from the use of swaps including: (i) the risk that changes in the value of the swap may not correlate perfectly with the underlying instrument; (ii) counterparty credit risk related to the failure, by the counterparty to an over the counter derivative, to perform under the terms of the contract; (iii) liquidity risk related to the lack of a liquid market for these contracts allowing the Fund to close out its position(s); and, (iv) documentation risk relating to disagreement over contract terms. Investing in certain derivatives, including return swaps, also results in a form of leverage and, as such, the Fund’s risk of loss associated with these instruments may exceed their value as recorded in the CSAL.

The Fund’s activities in return swaps are concentrated with a single counterparty. Counterparty credit risk may be mitigated to the extent the counterparty posts collateral for mark to market gains to the Fund.

(4). Total Return Basket Swaps — The Fund entered into total return basket swap agreements to obtain exposure to a portfolio of long and short securities. This is a highly specialized activity and a significant aspect of the Fund’s investment strategy.

Under the terms of the agreements, each swap is designed to function as a portfolio of direct investments in long and short equity positions. This means that the Fund has the ability to trade in and out of long and short positions within each swap and will receive all of the economic benefits and risks equivalent to direct investments in these positions such as: capital appreciation (depreciation), corporate actions and dividends received and paid, all of which are reflected in each swap value. Each swap value also includes interest charges and credits related to the notional values of the long and short positions and cash balances within each swap. These interest charges and credits are based on defined market rates based on the local currencies of the positions in the portfolio plus or minus a specified spread and are referred to herein as “financing costs”. Positions within each swap and financing costs are reset monthly. During a reset, any unrealized gains (losses) on positions and accrued financing costs become available for cash settlement between the Fund and the swap counterparty. Cash settlement in and out of each swap may occur at a reset date or any other date, at the discretion of the Fund and counterparty, over the life of the agreement, and is generally determined based on internal limits and thresholds established at both the Fund and counterparty.

Each swap involves additional risks than if the Fund had invested in the underlying positions directly including: the risk that changes in the value of each swap may not correlate perfectly with the underlying long and short securities; counterparty risk related to the counterparty’s failure to perform under contract terms; liquidity risk related to the lack of a liquid market for each swap contract, which may limit the ability of the Fund to close out its position(s); and, documentation risk relating to disagreement over contract terms. The total return basket swaps consist of securities that are denominated in foreign currencies. Changes in currency exchange rates will affect the value of, and investment income from, such securities. The Fund’s activities in each total return basket swap is concentrated with a single counterparty. Investing in swaps results in a form of leverage (i.e., the Fund’s risk of loss associated with these instruments may exceed their value as recorded on the CSAL).

The value of each swap is derived from a combination of (i) the net value of the underlying positions, which are valued daily using the last sale or closing prices on the principal exchange on which the securities are traded; (ii) financing costs; (iii) the value of dividends; (iv) cash balances within the swap; and (v) other factors, as applicable. The value of each swap is reflected on the CSAL as Outstanding swap contracts, at value. Changes in the value of each swap are recognized as changes in unrealized appreciation /depreciation in the CSOP.

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Cash settlements between the Fund and counterparty are recognized as realized gains or losses in the CSOP.

(5). Summary of Derivatives Information — The following tables present the value of derivatives held as of April 30, 2014, by their primary underlying risk exposure and respective location on the CSAL:

Derivative Contract	CSAL Location

Gross Assets:		Futures Contracts (a)	Forward Foreign Currency Exchange Contracts	Swaps	Total

Interest rate contracts	Receivables, Net Assets – Unrealized Appreciation	$85,177	$ -	$ -	$ 85,177
Equity contracts	Receivables, Net Assets – Unrealized Appreciation	-	-	94,694	94,694
Foreign exchange contracts	Receivables	-	100,803	-	100,803
Commodity contracts	Receivables	-	-	31,993	31,993

Total		$85,177	$100,803	$126,687	$312,667

Gross Liabilities:
Interest rate contracts	Payables, Net Assets – Unrealized Depreciation	$(11,076)	$ -	$ -	$(11,076)
Equity contracts	Payables, Net Assets – Unrealized Depreciation	(1,397)	-	-	(1,397)
Foreign exchange contracts	Payables	-	(128,714)	-	(128,714)

Total		$(12,473)	$(128,714)	$ -	$(141,187)

(a)	This amount represents the cumulative appreciation/depreciation of futures contracts as reported in the CSOI. The CSAL only reflects the current day variation margin receivable/payable to brokers.

The Fund’s return swap contracts and total return basket swaps contracts are subject to master netting arrangements.

The following tables present the Fund’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or posted by the Fund as of April 30, 2014:

Counterparty	Gross Amount of Derivative Assets Presented in the CSAL (a)		Derivatives Available for Offset	Collateral Received	Net Amount Due From Counterparty (not less than zero)
Barclays Bank plc	$17,556		$(15,455)	$-	$2,101
BNP Paribas	2,231		(865)	-	1,366
Citibank, N.A.	10		(1)	-	9
Credit Suisse International	9,169		(9,169)	-	-
Deutsche Bank AG	50,410		(39,911)	-	10,499
Goldman Sachs International	10,788		(1,302)	-	9,486
HSBC Bank, N.A.	11,088		(182)	-	10,906
Royal Bank of Canada	3,322		(3,322)	-	-
Royal Bank of Scotland	34		-	-	34
State Street Corp.	6,337		(5,211)	-	1,126
Union Bank of Switzerland AG	109,939		(24,789)	-	85,150
Westpac Banking Corp.	6,606		(6,606)	-	-
Exchange Traded Futures(b)	85,177	(c)	-	-	85,177

Total	$312,667		$(106,813)	$-	$205,854

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Counterparty	Gross Amount of Derivative Liabilities Presented in the CSAL (a)		Derivatives Available for Offset	Collateral Pledged	Net Amount Due To Counterparty (not less than zero)
Barclays Bank plc	$15,455		$(15,455)	$-	$-
BNP Paribas	865		(865)	-	-
Citibank, N.A.	1		(1)	-	-
Credit Suisse International	9,873		(9,169)	-	704
Deutsche Bank AG	39,911		(39,911)	-	-
Goldman Sachs International	1,302		(1,302)	-	-
HSBC Bank, N.A.	182		(182)	-	-
Morgan Stanley	379		-	-	379
Royal Bank of Canada	14,789		(3,322)	-	11,467
Societe Generale	6,972		-	-	6,972
State Street Corp.	5,211		(5,211)	-	-
Union Bank of Switzerland AG	24,789		(24,789)	-	-
Westpac Banking Corp.	8,985		(6,606)	-	2,379
Exchange Traded Futures(b)	12,473	(c)	-	-	12,473

Total	$141,187		$(106,813)	$-	$34,374

(a)	For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities subject to master netting arrangements in the CSAL.
(b)	These derivatives are not subject to master netting agreements.
(c)	This amount represents the cumulative appreciation/depreciation of futures contracts as reported in the CSOI. The CSAL only reflects the current day variation margin receivable/payable to brokers for futures contracts.

The following tables present the effect of derivatives on the CSOP for the six months ended April 30, 2014, by primary underlying risk exposure:

Amount of Realized Gain (Loss) on Derivatives Recognized in CSOP

Derivative Contract	Futures Contracts	Forward Foreign Currency Exchange Contracts	Swaps	Total

Interest Rate contracts	$63,949	$-	$-	$63,949
Equity contracts	(10,366)	-	220,000	209,634
Foreign exchange contracts	-	3,360	-	3,360
Commodity contracts	-	-	4,746	4,746

Total	$53,583	$3,360	$224,746	$281,689

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in CSOP

Derivative Contract	Futures Contracts	Forward Foreign Currency Exchange Contracts	Swaps	Total

Interest Rate contracts	$4,610	$-	$-	$4,610
Equity contracts	2,045	-	(69,234)	(67,189)
Foreign Exchange contracts	-	(3,527)	-	(3,527)
Commodity contracts	-	-	50,323	50,323

Total	$6,655	$(3,527)	$(18,911)	$(15,783)

The Fund’s derivatives contracts held at April 30, 2014 are not accounted for as hedging instruments under GAAP.

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Derivatives Volume

The table below discloses the volume of the Fund’s futures contracts, forward foreign currency exchange contracts and swaps activity during the six months ended April 30, 2014. Please refer to the table in the Summary of Derivatives Information for derivative-related gains and losses associated with volume activity.

Futures Contracts:
Equity
Average Notional Balance Short	$103,075
Ending Notional Balance Short	114,804
Interest
Average Notional Balance Long	$4,876,180
Average Notional Balance Short	1,811,369
Ending Notional Balance Long	4,941,445
Ending Notional Balance Short	2,361,273
Forward Foreign Currency Exchange Contracts:
Average Settlement Value Purchased	$3,180,479
Average Settlement Value Sold	4,278,066
Ending Settlement Value Purchased	5,205,650
Ending Settlement Value Sold	6,113,862
Return Swaps on Commodity Indices:
Average Notional Balance Long	$626,540
Ending Notional Balance Long	584,873
Total Return Basket Swaps:
Average Notional Balance Long	$6,163,458
Average Notional Balance Short	4,396,539
Ending Notional Balance Long	6,169,388
Ending Notional Balance Short	4,844,172

D. Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held. Accordingly, such foreign currency gains (losses) are included in the reported net unrealized appreciation/depreciation on investment transactions on the CSOP. The Fund does isolate the effect of changes in foreign exchange rates from fluctuations when determining realized gain or loss for sales of securities.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the CSOP. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end and are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the CSOP.

E. Offering and Organizational Costs — Total offering costs of $49,519 paid in connection with the offering of shares of the Fund were amortized on a straight line basis over 12 months from the date the Fund commenced operations. Costs paid in connection with the organization of the Fund, if any, were recorded as an expense at the time it commenced operations. For the six months ended April 30, 2014, total offering costs amortized were $22,466.

F. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income, net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Fund first learns of the dividend.

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G. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

H. Federal Income Taxes — The Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Fund’s tax positions and has determined that as of April 30, 2014, no liability for income tax is required in the Fund’s consolidated financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Fund’s Federal tax returns for the prior three fiscal years, or since inception if shorter, remain subject to examination by the Internal Revenue Service.

For Federal income tax purposes, taxable income of the Fund and the Subsidiary are separately calculated. The Subsidiary is classified as a controlled foreign corporation under the Code and its taxable income, including net gains, is included as ordinary income in the calculation of the Fund’s taxable income. Net losses of the Subsidiary are not deductible by the Fund either in the current period or carried forward to future periods.

I. Foreign Taxes — The Fund may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

J. Distributions to Shareholders — Distributions from net investment income or net realized capital gains, if any, are generally declared and paid annually and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition—“temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, the Adviser, an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), supervises the investments of the Fund and the Subsidiary and for such services is paid a fee. The fee for services to the Fund is accrued daily and paid monthly at an annual rate of 0.90% of the Fund’s average daily net assets.

The Subsidiary has entered into separate contracts with the Adviser and its affiliates to provide investment advisory and other services to the Subsidiary. The fee for services to the Subsidiary is accrued daily and paid monthly at an annual rate of 0.90% of the Subsidiary’s average daily net assets. The Adviser has agreed to waive the advisory fee that it receives from the Fund in an amount equal to the advisory fee paid to the Adviser by the Subsidiary. This waiver will continue in effect so long as the Fund invests in the Subsidiary and may not be terminated without approval by the Fund’s Board of Trustees.

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fees — Pursuant to an Administration Agreement, the Administrator, an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Fund and the Subsidiary. In consideration of these services for the Fund, the Administrator receives a fee accrued daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended April 30, 2014, the effective annualized rate was 0.09% of the Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements. In consideration for services rendered to the Subsidiary, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Subsidiary.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Fund’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Fund’s shares.

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The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A and Class C Shares of the Fund in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Fund shall pay distribution fees, including payments to the Distributor, at annual rates of 0.25% and 0.75% of the average daily net assets of Class A and Class C Shares, respectively.

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended April 30, 2014, the Distributor did not retain front-end sales charges or CDSC.

D. Shareholder Servicing Fees — The Trust, on behalf of the Fund, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. The Class R6 Shares do not participate in the Shareholder Servicing Agreement. For performing these services, the Distributor receives a fee that is accrued daily and paid monthly at an annual rate of 0.25% for Class A, Class C and Select Class Shares.

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Fund under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Fund. For these securities, the Fund pays JPMCB transaction and asset based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Fund for custody and accounting services are included in Custodian and accounting fees in the CSOP. Payments to the custodian may be reduced by credits earned by the Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately in the CSOP.

Interest income, if any, earned on cash balances at the custodian, is included in Interest income from affiliates in the CSOP.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the CSOP.

F. Waivers and Reimbursements — The Adviser, Administrator and Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent total annual operating expenses of the Fund, inclusive of the Subsidiary (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Fund’s average daily net assets as shown in the table below:

Class A	Class C	Class R6	Select Class
1.30%	1.80%	0.95%	1.05%

The expense limitation agreement was in effect for the six months ended April 30, 2014. The contractual expense limitation percentages in the table above are in place until at least February 28, 2015.

For the six months ended April 30, 2014, the Fund’s service providers waived fees and/or reimbursed expenses for the Fund as follows. None of these parties expect the Fund to repay any such waived fees and reimbursed expenses in future years.

Contractual Waivers
Investment Advisory	Administration	Shareholder Servicing	Total	Contractual Reimbursements
$46,935	$4,337	$7,783	$59,055	$180,004

Additionally, the Fund may invest in one or more money market funds advised by the Adviser or its affiliates. The Adviser, Administrator and Distributor, as shareholder servicing agent, may waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Fund’s investment in such affiliated money market fund to the extent that the total waivers do not exceed the total fees charged by the Adviser, the Administrator or shareholder servicing agent.

There were no waivers resulting from investments in these money market funds for the six months ended April 30, 2014.

G. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Fund for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Fund in accordance with Federal securities regulations. The Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the CSOP.

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The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended April 30, 2014, the Fund may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Adviser.

The Fund may use related party broker-dealers. For the six months ended April 30, 2014, the Fund incurred $20 of brokerage commissions with broker-dealers affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Fund to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the six months ended April 30, 2014, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
$3,614,550	$3,299,101

During the six months ended April 30, 2014, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized depreciation in value of investment securities, including the Subsidiary, held at April 30, 2014 were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation
$9,230,252	$166,586	$52,368	$114,218

At October 31, 2013, the Fund had post-enactment short-term net capital loss carryforwards of $32,102 and long-term net capital loss carryforwards of $30,053.

6. Borrowings

The Fund relies upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Fund to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Fund because the Fund and the series of JPMorgan Trust II are both investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Fund. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 10, 2014.

The Fund had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at April 30, 2014, or at any time during the six months then ended.

47

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the CSOP.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

The Fund’s shares are currently held by the Adviser.

By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The derivatives and other investments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund.

The Fund will employ various alternative investment strategies that involve the use of complicated investment techniques. There is no guarantee that these strategies will succeed and their use may subject the Fund to greater volatility and loss.

The Fund may also invest in unaffiliated ETFs. ETFs are pooled investment vehicles whose ownership interests are purchased and sold on a securities exchange. ETFs may be structured as investment companies, depositary receipts or other pooled investment vehicles and may be passively or actively managed. Passively managed ETFs generally seek to track the performance of a particular market index, including broad-based market indexes, as well as indexes relating to particular sectors, markets, regions or industries. Actively managed ETFs do not seek to track the performance of a particular market index. The price movement of an index-based ETF may not track the underlying index and may result in a loss. In addition, ETFs may trade at a price below their net asset value (also known as a discount).

Derivatives, including commodity-linked notes, swap agreements, commodity options, futures and options on futures, may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than it would be if it had not used derivatives. Derivatives also expose the Fund to counterparty risk and to the credit risk of the derivative counterparty. Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets.

The Fund’s investment in commodity-linked derivative instruments may subject the Fund to greater volatility than investments in traditional securities, particularly if the instruments involve leverage. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

The Fund is subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. The ability of the issuers of debt to meet their obligations may be affected by the economic and political developments in a specific industry or region.

The Fund is also subject to counterparty credit risk, which is the risk that a counterparty fails to perform on agreements with the Fund such as swap and option contracts, credit linked notes, exchange-traded notes and forward foreign currency exchange contracts.

48

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, November 1, 2013, and continued to hold your shares at the end of the reporting period, April 30, 2014.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, November 1, 2013	Ending Account Value April 30, 2014	Expenses Paid During the Period*	Annualized Expense Ratio
Diversified Risk Fund
Class A
Actual	$1,000.00	$1,035.10	$6.56	1.30%
Hypothetical	1,000.00	1,018.35	6.51	1.30
Class C
Actual	1,000.00	1,031.90	9.07	1.80
Hypothetical	1,000.00	1,015.87	9.00	1.80
Class R6
Actual	1,000.00	1,036.20	4.80	0.95
Hypothetical	1,000.00	1,020.08	4.76	0.95
Select Class
Actual	1,000.00	1,036.00	5.30	1.05
Hypothetical	1,000.00	1,019.59	5.26	1.05

* Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

49

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

The Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Fund’s website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Adviser. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2014. All rights reserved. April 2014.

ITEM 2. CODE OF ETHICS.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 12(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by positing its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable to a semi-annual report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)	(1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable to a semi-annual report.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Not applicable to a semi-annual report.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable to a semi-annual report.

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

No material changes to report.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the last fiscal quarter covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Not applicable.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2).

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(b) A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940.

Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JPMorgan Trust I

By:	/s/ Robert L. Young
Robert L. Young
President and Principal Executive Office
June 27, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert L. Young
Robert L. Young
President and Principal Executive Officer
June 27, 2014

By:	/s/ Laura M. Del Prato
Laura M. Del Prato
Treasurer and Principal Financial Officer
June 27, 2014